UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-09729

iShares Trust

(Exact name of registrant as specified in charter)
c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA	02110

(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code:        (415) 670-2000

Date of fiscal year end:	July 31, 2019

Date of reporting period:	July 31, 2019

Item 1.      Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

JULY 31, 2019

2019 ANNUAL REPORT

       iShares Trust

▶	iShares Cybersecurity and Tech ETF | IHAK | NYSE Arca

▶	iShares Exponential Technologies ETF | XT | NASDAQ

▶	iShares Genomics Immunology and Healthcare ETF | IDNA | NYSE Arca

▶	iShares Robotics and Artificial Intelligence Multisector ETF | IRBO | NYSE Arca

▶	iShares Self-Driving EV and Tech ETF | IDRV | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced for the 12 months ended July 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.95% in U.S. dollar terms for the reporting period.

Global stocks declined sharply in the second half of 2018 amid high volatility, before rebounding in 2019 to post modest gains for the reporting period. The initial downturn was prompted by trade tensions, particularly between the U.S. and China, and slowing global economic growth. Markets later recovered from a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending.

The most influential central banks reacted to signs of an economic slowdown by changing their outlook for interest rate policy, which supported markets in the second half of the reporting period. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady in early 2019, and lowered interest rates in July 2019 for the first time in 11 years. The European Central Bank sustained its already negative short-term interest rates, while signaling an interest rate decrease, in the second half of 2019, and the return of its monetary stimulus program. The Bank of Japan also sustained negative short-term interest rates while signaling a possible future decrease, while the Chinese government enacted stimulus measures. Expectations of lower borrowing costs and the corresponding increases in the global money supply drove risk assets to record highs.

The U.S. stock market advanced as unemployment decreased to its lowest level since 1969, despite variable economic growth. Consumer spending was robust, as steady job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level since 2010. A budget deal reached in July 2019 promised to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased and bond issuance by the U.S. Treasury Department reached a record high. Trade tensions between the U.S. and China persisted, as the U.S. implemented tariffs on $200 million of Chinese imports and publicly discussed further tariffs. However, market reaction to the negotiations lessened over time as investors became more optimistic that the Trump administration would minimize the effect of trade policy on markets.

The Eurozone economy grew at a slower pace, as economic growth varied widely by country. Ongoing trade tensions and the resulting slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. Smaller economies, such as Ireland and Malta, grew at a fast pace, while Italy entered a recession before returning to growth in early 2019.

Emerging markets posted relatively flat during the reporting period, albeit with a relatively high amount of volatility. In the first half of the reporting period, emerging market stocks declined sharply, as rising interest rates and a strengthening U.S. dollar led to concerns among investors about foreign-denominated debt. However, a shift to looser monetary policy and desire for yield supported emerging market stocks in 2019, reversing previous declines.

Markets in the Asia-Pacific region were negatively affected by trade tensions between the U.S. and China and a slowdown in the Chinese economy. Countries throughout the Asia-Pacific region supply China with many industrial and consumer goods and services, and corporate earnings in the region were moderated by China’s recent struggles.

M A R K E T O V E R V I E W	3

Fund Summary as of July 31, 2019	iShares® Cybersecurity and Tech ETF

Investment Objective

The iShares Cybersecurity and Tech ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market companies that are involved in cyber security and technology, including cyber security hardware, software, products, and services, as represented by the NYSE® FactSet® Global Cyber Security Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception
Fund NAV	6.58%
Fund Market	6.58
Index	6.66

For the fiscal period ended 7/31/19, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 6/11/19. The first day of secondary market trading was 6/13/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (06/11/19)	(a)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(b)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00		$ 1,065.80	$ 0.67		$ 1,000.00	$ 1,022.50	$ 2.36		0.47%

(a)	The beginning of the period (commencement of operations) is June 11, 2019.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (50 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 11 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments
Software	66.9%
IT Services	18.5
Communications Equipment	14.6

ALLOCATION BY COUNTRY

Country	Percent of Total Investments
United States	83.1%
Israel	8.7
Japan	4.4
Taiwan	1.6
United Kingdom	1.6
Malaysia	0.6

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Fund Summary as of July 31, 2019	iShares® Exponential Technologies ETF

Investment Objective

The iShares Exponential Technologies ETF (the “Fund”) seeks to track the investment results of an index composed of stocks of developed and emerging market companies that create or use exponential technologies, as represented by the Morningstar® Exponential Technologies IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	4.67%	11.70%	4.67%	62.17%
Fund Market	4.26	11.61	4.26	61.62
Index	4.90	11.93	4.90	63.54

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/19/15. The first day of secondary market trading was 3/23/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,085.90	$ 2.43		$ 1,000.00	$ 1,022.50	$ 2.36		0.47%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2019 (continued)	iShares® Exponential Technologies ETF

Portfolio Management Commentary

Stocks of companies that create or use exponential technologies posted modest gains for the reporting period, driven principally by the global semiconductors and semiconductor equipment industry. In the first half of the reporting period, concerns about the effect of trade tensions between the U.S. and China, including restrictions on the sale of chips to Chinese companies, weighed on the Index’s performance, despite strong demand for technology products. In 2019, however, exponential technology stocks advanced, as chip supplies declined and prices increased, despite some weakening of demand for fast processors due in part to declining cryptocurrency prices. Overall, growth in exponential technologies was driven by demand for semiconductors used in consumer devices, especially those using high speed 5G communications technology. While new technologies such as self-driving cars and artificial intelligence supported the Index’s return, reduced growth in smartphone and computer sales tempered overall demand. Although gains in semiconductors stocks were primarily concentrated in the U.S., robust semiconductor growth also benefited Japan and the Netherlands.

Stocks in the U.S., which represented approximately 60% of the Index on average, contributed the majority of the Index’s return, driven by the software and services industry. The market for commercial data processing and cloud computing remained robust as companies continued to build capacity to allow customers and employees access to their data from any location or device. Financial services companies also advanced, due to increased use of digital technologies to facilitate cashless payments.

Outside the U.S., Japan was a notable contributor, with gains driven by strength in the information technology sector. In particular, the electronic equipment industry advanced as Japanese companies supplied automation products designed to reduce labor costs and increase capacity in factories around the world.

Exponential technology stocks in the Netherlands also contributed to the Index’s return, as strong demand for chip manufacturing equipment led to gains in the semiconductor equipment industry. On the downside, Germany was a modest detractor, due to a decrease in demand for chips used in cars, following worldwide reductions in automobile sales.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	35.4%
Health Care	30.3
Communication Services	10.5
Industrials	10.2
Financials	6.7
Consumer Discretionary	3.8
Real Estate	2.0
Materials	1.1

TEN LARGEST COUNTRIES

Country	Percent of Total Investments(a)
United States	59.3%
Japan	5.5
Germany	4.4
France	3.9
China	3.5
United Kingdom	3.0
Switzerland	2.9
Sweden	2.7
Denmark	2.5
Netherlands	2.5

(a)	Excludes money market funds.

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Fund Summary as of July 31, 2019	iShares® Genomics Immunology and Healthcare ETF

Investment Objective

The iShares Genomics Immunology and Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market companies that could benefit from the long-term growth and innovation in genomics, immunology and bioengineering, as represented by the NYSE® FactSet Global Genomics and Immuno Biopharma IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	12.88%
Fund Market	12.96
Index	12.64

For the fiscal period ended 7/31/19, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 6/11/19. The first day of secondary market trading was 6/13/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (06/11/19)	(a)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(b)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00		$ 1,128.80	$ 0.69		$ 1,000.00	$ 1,022.50	$ 2.36		0.47%

(a)	The beginning of the period (commencement of operations) is June 11, 2019.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (50 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 11 for more information.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Biotechnology	79.8%
Pharmaceuticals	18.8
Life Sciences Tools & Services	1.4

ALLOCATION BY COUNTRY
Country	Percent of Total Investments	(a)
United States	75.6%
Japan	6.0
Switzerland	5.0
Denmark	4.2
United Kingdom	3.4
Germany	2.9
France	2.9

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2019	iShares® Robotics and Artificial Intelligence Multisector ETF

Investment Objective

The iShares Robotics and Artificial Intelligence Multisector ETF (the “Fund”) (formerly the iShares Robotics and Artificial Intelligence ETF) seeks to track the investment results of an index composed of developed and emerging market companies that could benefit from the long-term growth and innovation in robotics technologies and artificial intelligence, as represented by the NYSE® FactSet® Global Robotics and Artificial Intelligence Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	6.60%	5.30%	6.60%	5.84%
Fund Market	6.14	5.41	6.14	5.96
Index	6.83	5.48	6.83	6.01

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/26/18. The first day of secondary market trading was 6/28/18.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,102.90	$ 2.45		$ 1,000.00	$ 1,022.50	$ 2.36		0.47%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 11 for more information.

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Fund Summary as of July 31, 2019 (continued)	iShares® Robotics and Artificial Intelligence Multisector ETF

Portfolio Management Commentary

The Index posted solid gains for the reporting period as artificial intelligence (“AI”) continued to permeate the global economy and businesses increasingly used AI and machine learning to improve production rates, product quality, and supply chain management. Similarly, robots became more common, being used in industrial settings, delivery vehicles, and as consumer devices in homes. In the first half of the reporting period, concerns about the effect of trade tensions between the U.S. and China, including restrictions on the sale of chips to Chinese companies, weighed on the Index’s performance despite strong demand for technology products. In 2019, however, stocks of companies working in robotics and AI advanced as the microchip market rebounded, despite some weakening of demand for fast processors due in part to declining cryptocurrency prices.

The principal contributor to the Index’s performance was the information technology sector, led by the global semiconductors industry. Overall, advances were driven by demand for semiconductors used in consumer devices, especially those using high-speed 5G communications technology. While new technologies such as self-driving cars supported the industry, reduced growth in smartphone and computer sales tempered overall demand. Continued innovation in AI, especially for corporations, which increasingly adopted advanced software to automate tasks previously performed by employees, also supported the industry.

The software and services industry also contributed significantly, driven by increases in demand for data analytics software, as companies sought to monetize the large amount of data they are collecting from their customers. In addition, the industry benefited from businesses continuing to migrate their existing information technology infrastructure to cloud-based software and services. The communication services sector contributed modestly to the Index’s return, as the movies and entertainment industry benefited from rising subscriptions for paid, streaming music services. On the downside, the industrials sector was a modest detractor, due in large measure to industrial machinery stocks in Germany, as economic growth in that country stagnated, fears of a recession grew, and demand for industrial machinery decreased.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Information Technology	60.2%
Communication Services	21.7
Industrials	11.3
Consumer Discretionary	4.5
Health Care	2.3

TEN LARGEST COUNTRIES
Country	Percent of Total Investments	(a)
United States	53.7%
China	12.1
Japan	10.5
France	5.8
Taiwan	5.1
Germany	3.3
South Korea	2.5
Israel	1.3
Sweden	1.2
Russia	1.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2019	iShares® Self-Driving EV and Tech ETF

Investment Objective

The iShares Self-Driving EV and Tech ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market companies that may benefit from growth and innovation in and around electric vehicles, battery technologies and autonomous driving technologies, as represented by the NYSE® FactSet Global Autonomous Driving and Electric Vehicle Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	(4.40)%
Fund Market	(4.44)
Index	(4.48)

For the fiscal period ended 7/31/19, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 4/16/19. The first day of secondary market trading was 4/18/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (04/16/19)	(a)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(b)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00		$ 956.00	$ 1.33		$ 1,000.00	$ 1,022.50	$ 2.36		0.47%

(a)	The beginning of the period (commencement of operations) is April 16, 2019.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (106 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 11 for more information.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Consumer Discretionary	42.9%
Information Technology	34.1
Industrials	15.1
Communication Services	4.3
Materials	3.6

TEN LARGEST COUNTRIES
Country	Percent of Total Investments(a)
United States	48.5%
Germany	14.8
Japan	12.9
South Korea	8.3
Switzerland	2.9
Sweden	2.8
Netherlands	2.8
United Kingdom	2.7
Canada	1.4
France	0.8

(a)	Excludes money market funds.

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About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	11

Schedule of Investments	iShares® Cybersecurity and Tech ETF
July 31, 2019	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Israel — 8.7%
Check Point Software Technologies Ltd.(a)	1,335	$149,453
CyberArk Software Ltd.(a)	1,158	160,823
Radware Ltd.(a)	1,383	36,484

		346,760

Japan — 4.4%
Digital Arts Inc.	300	30,725
Trend Micro Inc./Japan	3,300	144,826

		175,551

Malaysia — 0.6%
My EG Services Bhd	65,100	24,453

Taiwan — 1.6%
Accton Technology Corp.	15,000	64,640

United Kingdom — 1.6%
Sophos Group PLC(b)	11,490	61,200

United States — 83.0%
A10 Networks Inc.(a)	1,962	14,872
Alarm.com Holdings Inc.(a)	1,230	61,389
Arista Networks Inc.(a)(c)	603	164,890
Booz Allen Hamilton Holding Corp.	2,247	154,481
CACI International Inc., Class A(a)	717	154,263
Calix Inc.(a)	1,593	10,004
Carbon Black Inc.(a)	1,647	30,651
Citrix Systems Inc.	1,557	146,732
DocuSign Inc.(a)	3,096	160,125
Everbridge Inc.(a)	1,104	112,939
F5 Networks Inc.(a)	1,062	155,817
FireEye Inc.(a)	7,089	106,335
ForeScout Technologies Inc.(a)	1,236	46,177
Fortinet Inc.(a)	2,022	162,387
Juniper Networks Inc.	5,574	150,609
ManTech International Corp./VA, Class A	915	62,934
Mimecast Ltd.(a)	1,815	86,394
NIC Inc.	2,229	40,434
Okta Inc.(a)	1,173	153,464
OneSpan Inc.(a)	1,113	16,272
Palo Alto Networks Inc.(a)	762	172,623

Security	Shares	Value

United States (continued)
Proofpoint Inc.(a)	1,377	$173,777
Qualys Inc.(a)	1,119	96,861
Rapid7 Inc.(a)	1,395	84,607
SailPoint Technologies Holding Inc.(a)	2,820	59,615
Science Applications International Corp.	1,734	148,032
Symantec Corp.	7,740	166,874
Tenable Holdings Inc.(a)	921	23,080
Varonis Systems Inc.(a)	1,017	73,132
VMware Inc., Class A	882	153,900
Zscaler Inc.(a)	1,977	166,602

		3,310,272

Total Common Stocks — 99.9% (Cost: $3,742,272)		3,982,876

Short-Term Investments

Money Market Funds — 2.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(d)(e)(f)	83,898	83,940
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25% (d)(e)	3,000	3,000

		86,940

Total Short-Term Investments — 2.2% (Cost: $86,940)		86,940

Total Investments in Securities — 102.1% (Cost: $3,829,212)		4,069,816

Other Assets, Less Liabilities — (2.1)%		(82,512)

Net Assets — 100.0%		$3,987,304

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 06/11/19	(a)	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—		83,898	83,898	$83,940	$0	(c)(d)	$—		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		3,000	3,000	3,000	7		—		—

					$86,940	$7		$—		$—

(a)	The Fund commenced operations on June 11, 2019.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	Rounds to less than $1.

12	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Cybersecurity and Tech ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$3,982,876	$—	$—	$3,982,876
Money Market Funds	86,940	—	—	86,940

	$4,069,816	$—	$—	$4,069,816

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments	iShares® Exponential Technologies ETF
July 31, 2019	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.1%
CSL Ltd.	88,306	$13,975,804
Sonic Healthcare Ltd.	739,398	14,290,031

		28,265,835

Austria — 1.0%
ams AG(a)(b)	479,752	25,431,702

Belgium — 0.9%
Proximus SADP	432,304	12,423,054
UCB SA	131,800	10,363,209

		22,786,263

Brazil — 0.5%
TIM Participacoes SA	3,778,555	12,271,818

Canada — 0.5%
CGI Inc.(a)	180,566	13,967,859

China — 3.5%
Alibaba Group Holding Ltd., ADR(a)	76,444	13,233,221
Baidu Inc., ADR(a)	64,582	7,213,809
Ctrip.com International Ltd., ADR(a)	398,036	15,515,443
NetEase Inc., ADR	46,867	10,817,841
Ping An Insurance Group Co. of China Ltd., Class H	1,194,500	14,252,392
Tencent Holdings Ltd.	301,200	14,167,509
Weibo Corp., ADR(a)	177,930	6,969,518
Xiaomi Corp., Class B(a)(b)(c)	6,653,400	7,692,136

		89,861,869

Denmark — 2.5%
DSV A/S	151,570	14,576,972
Genmab A/S(a)	72,490	13,532,461
H Lundbeck A/S	275,462	10,736,473
Novo Nordisk A/S, Class B	249,102	12,034,183
Vestas Wind Systems A/S	151,570	12,538,456

		63,418,545

Finland — 0.4%
Nokia OYJ	1,916,372	10,411,331

France — 3.9%
Atos SE	184,520	15,009,777
BioMerieux	163,432	13,929,432
Bouygues SA	301,822	10,881,252
Capgemini SE	102,804	13,191,740
Orange SA	686,678	10,264,045
Sanofi	127,846	10,741,256
SCOR SE	254,276	10,531,723
STMicroelectronics NV	832,976	15,502,081

		100,051,306

Germany — 4.4%
Bayer AG, Registered	158,160	10,345,599
Deutsche Boerse AG	93,777	13,187,146
Deutsche Telekom AG, Registered	668,577	11,076,575
Hannover Rueck SE	86,202	13,599,982
Infineon Technologies AG	564,104	10,689,807
Merck KGaA	104,122	10,716,515
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	54,441	13,201,859
QIAGEN NV(a)	322,910	12,396,523
Siemens AG, Registered	102,804	11,330,588

Security	Shares	Value

Germany (continued)
Telefonica Deutschland Holding AG	2,895,646	$7,353,970

		113,898,564

India — 1.1%
Infosys Ltd.	96,709	1,115,840
Infosys Ltd., ADR	1,138,752	12,890,673
Tata Consultancy Services Ltd.	420,442	13,482,139

		27,488,652

Italy — 0.4%
Telecom Italia SpA/Milano(a)	17,771,912	10,103,366

Japan — 5.5%
Chugai Pharmaceutical Co. Ltd.	174,500	12,536,035
FANUC Corp.	73,100	13,148,911
Honda Motor Co. Ltd.	457,700	11,426,165
Mitsubishi Heavy Industries Ltd.	308,900	12,825,431
Murata Manufacturing Co. Ltd	230,300	10,272,557
Nidec Corp.	86,100	11,668,998
Rakuten Inc.	1,581,600	16,256,649
Takeda Pharmaceutical Co. Ltd.	348,704	11,674,318
TDK Corp.	150,600	11,748,395
Tokyo Electron Ltd.	89,400	15,393,350
Yaskawa Electric Corp.	451,800	15,188,303

		142,139,112

Netherlands — 2.5%
ASM International NV	274,144	22,593,263
ASML Holding NV.	69,854	15,772,856
Koninklijke KPN NV	3,849,878	11,063,336
Wolters Kluwer NV	190,566	13,910,268

		63,339,723

Norway — 0.5%
Telenor ASA	577,284	11,838,386

Singapore — 0.5%
Singapore Technologies Engineering Ltd.	4,613,000	14,291,856

South Korea — 0.5%
Samsung Electronics Co. Ltd.	321,592	12,327,104

Spain — 0.9%
Grifols SA	420,442	13,715,917
Telefonica SA	1,302,184	10,034,421

		23,750,338

Sweden — 2.7%
Elekta AB, Class B	900,194	12,902,610
Millicom International Cellular SA, SDR	189,792	9,828,749
Swedish Orphan Biovitrum AB(a)	548,288	10,699,251
Tele2 AB, Class B	931,826	13,448,274
Telefonaktiebolaget LM Ericsson, Class B	1,261,326	11,189,113
Telia Co. AB	2,431,710	10,937,835

		69,005,832

Switzerland — 2.9%
ABB Ltd., Registered	583,648	11,086,364
Kuehne + Nagel International AG, Registered	87,520	12,973,293
Novartis AG, Registered	148,452	13,714,566
Roche Holding AG, NVS	44,812	12,069,818
Swiss Re AG	126,528	12,340,953
Swisscom AG, Registered	23,724	11,562,455

		73,747,449

Taiwan — 1.1%
MediaTek Inc.	1,518,000	15,353,058

14	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Exponential Technologies ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Taiwan Semiconductor Manufacturing Co. Ltd.	1,596,000	$13,319,033

		28,672,091

United Kingdom — 3.0%
AstraZeneca PLC	150,252	12,990,553
BT Group PLC	3,629,772	8,585,837
GlaxoSmithKline PLC	618,142	12,886,710
London Stock Exchange Group PLC	225,384	18,285,872
RELX PLC	559,650	13,386,625
Vodafone Group PLC	5,605,454	10,300,891

		76,436,488

United States — 59.2%
3M Co.	57,453	10,038,188
Abbott Laboratories	158,160	13,775,736
AbbVie Inc.	130,482	8,692,711
Accenture PLC, Class A	72,603	13,981,886
Adobe Inc.(a)	47,448	14,180,309
Advanced Micro Devices Inc.(a)	564,104	17,176,967
Albemarle Corp.	130,482	9,519,967
Alexion Pharmaceuticals Inc.(a)	98,850	11,198,716
Align Technology Inc.(a)	52,748	11,028,552
Allergan PLC	76,444	12,269,262
Alnylam Pharmaceuticals Inc.(a)	144,980	11,248,998
Alphabet Inc., Class A(a)	10,845	13,211,379
Amazon.com Inc.(a)	7,530	14,056,853
Amgen Inc.	58,959	11,000,570
Amphenol Corp., Class A	135,754	12,668,563
Analog Devices Inc.	130,056	15,276,378
Apple Inc.	68,040	14,495,242
Applied Materials Inc.	338,726	16,722,903
Arista Networks Inc.(a)	49,878	13,639,139
Berkshire Hathaway Inc., Class B(a)	57,453	11,802,570
Biogen Inc.(a)	35,586	8,463,063
BioMarin Pharmaceutical Inc.(a)	122,574	9,722,570
BlackRock Inc.(d)	28,704	13,424,287
Boston Scientific Corp.(a)	311,048	13,207,098
Bristol-Myers Squibb Co.	216,152	9,599,310
Broadcom Inc.	45,548	13,208,464
Capital One Financial Corp.	141,026	13,033,623
Celgene Corp.(a)	163,432	15,012,863
Charles River Laboratories International Inc.(a)	89,624	12,058,013
Cisco Systems Inc.	239,876	13,289,130
Cognizant Technology Solutions Corp., Class A	172,658	11,246,942
CoreSite Realty Corp.	118,620	12,432,562
Corning Inc.	359,814	11,064,280
Cypress Semiconductor Corp.	879,106	20,193,065
CyrusOne Inc.	199,018	11,423,633
Danaher Corp.	112,030	15,740,215
Digital Realty Trust Inc.	99,613	11,391,743
DuPont de Nemours Inc.	142,344	10,271,543
DXC Technology Co.	199,018	11,099,234
Eli Lilly & Co.	101,486	11,056,900
Emerson Electric Co	190,942	12,388,317
Equinix Inc.	30,227	15,176,977
Exelixis Inc.(a)	529,836	11,269,612
Facebook Inc., Class A(a)	80,133	15,564,233
First Solar Inc.(a)(b)	266,236	17,169,560
General Electric Co.	1,787,208	18,676,324
Gilead Sciences Inc.	168,704	11,053,486
Honeywell International Inc.	83,034	14,320,044

Security	Shares	Value

United States (continued)
HP Inc.	511,384	$10,759,519
Illumina Inc.(a)(b)	34,773	10,410,341
Incyte Corp.(a)	170,022	14,438,268
Intel Corp.	241,995	12,232,847
Intercept Pharmaceuticals Inc.(a)	104,122	6,544,068
Intercontinental Exchange Inc.	147,616	12,969,542
International Business Machines Corp.	95,283	14,124,752
Intuitive Surgical Inc.(a)	22,406	11,640,141
Ionis Pharmaceuticals Inc.(a)	205,608	13,541,343
IQVIA Holdings Inc.(a)	93,578	14,894,810
Jazz Pharmaceuticals PLC(a)(b)	81,872	11,411,319
Johnson & Johnson	79,080	10,297,798
KLA Corp.	123,892	16,888,957
Laboratory Corp. of America Holdings (a)	81,716	13,689,064
Lam Research Corp.	83,566	17,432,703
Marvell Technology Group Ltd.	752,578	19,762,698
Mastercard Inc., Class A	57,605	15,684,113
Maxim Integrated Products Inc.	213,516	12,638,012
Medtronic PLC	120,975	12,332,191
MercadoLibre Inc.(a)	31,761	19,736,921
Merck & Co. Inc.	148,934	12,360,033
Microchip Technology Inc.	156,971	14,821,202
Micron Technology Inc.(a)	321,592	14,436,265
Microsoft Corp.	105,682	14,401,286
Myriad Genetics Inc.(a)(b)	369,040	10,753,826
Nasdaq Inc.	131,800	12,701,566
Nektar Therapeutics(a)(b)	312,366	8,889,936
NVIDIA Corp.	77,762	13,120,005
PayPal Holdings Inc.(a)	133,301	14,716,430
Pfizer Inc.	262,282	10,187,033
PRA Health Sciences Inc.(a)(b)	109,394	10,929,555
Qorvo Inc.(a)	191,110	14,006,452
QUALCOMM Inc.	200,336	14,656,582
Quest Diagnostics Inc.	131,800	13,454,144
Regeneron Pharmaceuticals Inc.(a)	30,210	9,206,800
Rockwell Automation Inc.	72,603	11,673,110
Roper Technologies Inc.	40,859	14,858,375
salesforce.com Inc.(a)(b)	82,957	12,816,856
Seagate Technology PLC	288,642	13,367,011
Seattle Genetics Inc.(a)	187,156	14,169,581
ServiceNow Inc.(a)	61,946	17,183,201
Skyworks Solutions Inc.	167,386	14,274,678
Splunk Inc.(a)(b)	106,058	14,350,708
Sprint Corp.(a)	1,912,418	14,018,024
Square Inc., Class A (a)	180,566	14,519,312
Stryker Corp.	67,218	14,100,992
Syneos Health Inc. (a)	251,738	12,861,294
T-Mobile U.S. Inc. (a)(b)	175,461	13,989,506
T Rowe Price Group Inc.	121,957	13,828,704
Tableau Software Inc., Class A(a)	89,624	15,193,957
TE Connectivity Ltd.	154,287	14,256,119
Tesla Inc.(a)(b)	31,761	7,673,775
Texas Instruments Inc.	121,256	15,158,213
Thermo Fisher Scientific Inc.	48,372	13,431,937
United Technologies Corp.	96,977	12,956,127
United Therapeutics Corp.(a)	104,122	8,250,627
UnitedHealth Group Inc .	42,176	10,502,246
Varian Medical Systems Inc.(a)	94,896	11,137,944
Verizon Communications Inc.	202,471	11,190,572
Vertex Pharmaceuticals Inc.(a)	65,900	10,980,258

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) July 31, 2019	iShares® Exponential Technologies ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Visa Inc., Class A	83,585	$14,878,130
VMware Inc., Class A	71,172	12,418,802
Waters Corp.(a)	60,628	12,765,832
Western Digital Corp.	282,052	15,199,782
Xilinx Inc.	127,846	14,601,292
XPO Logistics Inc.(a)(b)	192,428	12,985,041
Zimmer Biomet Holdings Inc.	102,804	13,891,904
Zoetis Inc.	127,846	14,688,227

		1,516,784,639

Total Common Stocks — 99.5% (Cost: $2,182,848,959)		2,550,290,128

Preferred Stocks

Chile — 0.3%
Sociedad Quimica y Minera de Chile SA, Series B, Preference Shares, NVS	260,964	7,687,401

Total Preferred Stocks — 0.3% (Cost: $10,128,434)		7,687,401

Short-Term Investments

Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(d)(e)(f)	39,946,502	39,966,475

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(d)(e)	1,069,000	$1,069,000

		41,035,475

Total Short-Term Investments — 1.6% (Cost: $41,019,393)		41,035,475

Total Investments in Securities — 101.4% (Cost: $2,233,996,786)		2,599,013,004

Other Assets, Less Liabilities — (1.4)%		(36,194,384)

Net Assets — 100.0%		$2,562,818,620

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Shares Purchased	Shares Sold		Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	132,841,969	—	(92,895,467	)(b)	39,946,502	$39,966,475	$680,734	(c)	$19,060		$(7,682)
BlackRock Cash Funds: Treasury, SL Agency Shares	2,527,286	—	(1,458,286	)(b)	1,069,000	1,069,000	57,763		—		—
BlackRock Inc.	20,490	9,314	(1,100)		28,704	13,424,287	316,021		59,428		(216,890)

						$54,459,762	$1,054,518		$78,488		$(224,572)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

16	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Exponential Technologies ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,550,290,128	$—	$—	$2,550,290,128
Preferred Stocks	7,687,401	—	—	7,687,401
Money Market Funds	41,035,475	—	—	41,035,475

	$2,599,013,004	$—	$—	$2,599,013,004

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments	iShares® Genomics Immunology and Healthcare ETF
July 31, 2019	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Denmark — 4.2%
Genmab A/S(a)	5,616	$1,048,397

France — 2.9%
Sanofi	8,532	716,834

Germany — 2.9%
MorphoSys AG(a)	5,976	727,247

Japan — 6.0%
Ono Pharmaceutical Co. Ltd.	41,400	756,124
Takeda Pharmaceutical Co. Ltd.	21,600	723,150

		1,479,274

Switzerland — 5.0%
CRISPR Therapeutics AG(a)	8,982	455,298
Novartis AG, Registered	8,406	776,578

		1,231,876

United Kingdom — 3.4%
AstraZeneca PLC	9,828	849,714

United States — 75.5%
Acceleron Pharma Inc.(a)	14,418	629,490
Agenus Inc.(a)	36,396	87,714
Allogene Therapeutics Inc.(a)	11,700	362,700
Alnylam Pharmaceuticals Inc.(a)	13,986	1,085,174
AnaptysBio Inc.(a)	7,794	418,616
Bluebird Bio Inc.(a)	7,794	1,022,807
Bristol-Myers Squibb Co.	15,822	702,655
CytomX Therapeutics Inc.(a)	15,102	155,702
Dermira Inc.(a)	15,318	134,951
Dicerna Pharmaceuticals Inc.(a)	16,920	230,620
Dynavax Technologies Corp.(a)	27,630	76,259
Editas Medicine Inc.(a)	15,372	388,143
Epizyme Inc.(a)	23,400	310,284
Exelixis Inc.(a)	48,744	1,036,785
Fate Therapeutics Inc.(a)	18,954	417,936
FibroGen Inc.(a)	24,822	1,173,088
Homology Medicines Inc.(a)	8,280	147,218
Inovio Pharmaceuticals Inc.(a)	32,742	90,368
Intellia Therapeutics Inc.(a)	12,546	227,083

Security	Shares	Value

United States (continued)
Intrexon Corp.(a)	24,102	$192,575
Invitae Corp.(a)	27,540	740,550
Iovance Biotherapeutics Inc.(a)	36,090	887,453
Kura Oncology Inc.(a)	10,746	205,463
Ligand Pharmaceuticals Inc.(a)	3,618	331,083
MacroGenics Inc.(a)	15,282	219,908
Mirati Therapeutics Inc.(a)	9,864	1,043,611
Moderna Inc.(a)	36,198	474,194
NanoString Technologies Inc.(a)	10,638	349,565
Portola Pharmaceuticals Inc.(a)	21,474	572,926
Regeneron Pharmaceuticals Inc.(a)	3,204	976,451
Sangamo Therapeutics Inc.(a)	37,476	450,087
Sarepta Therapeutics Inc.(a)	7,938	1,181,571
Seattle Genetics Inc.(a)	13,950	1,056,154
Spark Therapeutics Inc.(a)	9,000	900,180
TG Therapeutics Inc.(a)	16,254	121,742
ZIOPHARM Oncology Inc.(a)	52,938	367,390

		18,768,496

Total Common Stocks — 99.9% (Cost: $24,362,336)		24,821,838

Short-Term Investments

Money Market Funds — 6.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(b)(c)	1,572,000	1,572,000

Total Short-Term Investments — 6.3% (Cost: $1,572,000)		1,572,000

Total Investments in Securities — 106.2% (Cost: $25,934,336)		26,393,838

Other Assets, Less Liabilities — (6.2)%		(1,542,973)

Net Assets — 100.0%		$24,850,865

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 06/11/19	(a)	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss)	(b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	—		1,572,000	1,572,000	$1,572,000	$119	$—		$—

(a)	The Fund commenced operations on June 11, 2019.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

18	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Genomics Immunology and Healthcare ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$24,821,838	$—	$—	$24,821,838
Money Market Funds	1,572,000	—	—	1,572,000

	$26,393,838	$—	$—	$26,393,838

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments	iShares® Robotics and Artificial Intelligence Multisector ETF
July 31, 2019	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 1.1%
ATS Automation Tooling Systems Inc.(a)	31,761	$511,552

China — 12.0%
21Vianet Group Inc., ADR(a)	68,643	505,212
Alibaba Group Holding Ltd., ADR(a)	3,150	545,297
Baidu Inc., ADR(a)	4,428	494,608
iQIYI Inc., ADR(a)(b)	27,306	507,619
Lenovo Group Ltd.	684,000	555,735
Momo Inc., ADR	16,020	544,199
SINA Corp./China(a)	12,132	474,604
Sohu.com Ltd., ADR(a)	35,307	430,392
Weibo Corp., ADR(a)	11,538	451,943
Xiaomi Corp., Class B(a)(b)(c)	419,400	484,877
YY Inc., ADR(a)	6,525	418,840

		5,413,326

France — 5.7%
Atos SE	6,138	499,296
Dassault Systemes SE	3,195	490,909
STMicroelectronics NV	30,429	566,298
Vivendi SA	17,793	498,834
Worldline SA/France(a)(c)	7,317	527,909

		2,583,246

Germany — 3.3%
Duerr AG	13,608	411,050
Isra Vision AG	12,753	560,868
Nemetschek SE	9,288	526,887

		1,498,805

Israel — 1.3%
Stratasys Ltd.(a)	21,348	595,396

Japan — 10.5%
FANUC Corp.	2,800	503,652
Gree Inc.	100,800	478,121
Harmonic Drive Systems Inc.	13,500	517,246
Kawasaki Heavy Industries Ltd.	21,600	473,479
LINE Corp.(a)	17,500	560,097
MINEBEA MITSUMI Inc.	31,500	545,720
Nidec Corp.	3,800	515,008
Sony Corp.	10,100	573,953
Yaskawa Electric Corp.	16,200	544,601

		4,711,877

Netherlands — 1.1%
Yandex NV, Class A(a)	13,140	515,351

Russia — 1.2%
Mail.Ru Group Ltd., GDR(a)(d)	20,592	525,508

South Korea — 2.5%
NAVER Corp.	5,157	601,527
Samsung Electronics Co. Ltd.	13,050	500,226

		1,101,753

Sweden — 1.2%
Spotify Technology SA(a)	3,420	529,895

Taiwan — 5.1%
Global Unichip Corp.	74,000	610,410
Hiwin Technologies Corp	65,514	589,922
HTC Corp.(a)	441,000	550,975

Security	Shares	Value

Taiwan (continued)
Parade Technologies Ltd.	32,000	$532,039

		2,283,346

United Kingdom — 1.1%
AVEVA Group PLC	9,801	479,073

United States — 53.6%
3D Systems Corp.(a)(b)	57,420	517,928
Adobe Inc.(a)	1,755	524,499
Advanced Micro Devices Inc.(a)	15,057	458,486
Alphabet Inc., Class A(a)	459	559,154
Altair Engineering Inc., Class A(a)(b)	13,851	576,340
Alteryx Inc., Class A(a)(b)	5,148	605,096
Amazon.com Inc.(a)	270	504,031
Ambarella Inc.(a)	12,546	626,673
AMETEK Inc.	5,724	512,928
ANSYS Inc.(a)	2,520	511,862
Apple Inc.	2,601	554,117
Autodesk Inc.(a)	2,970	463,825
CEVA Inc.(a)	20,565	571,296
Cloudera Inc.(a)	95,670	572,107
Cognex Corp.	11,025	485,210
Cypress Semiconductor Corp.	22,059	506,695
Dropbox Inc., Class A(a)	21,195	499,354
Facebook Inc., Class A(a)	2,835	550,642
HubSpot Inc.(a)	2,808	501,846
Intel Corp.	10,620	536,841
International Business Machines Corp.	3,555	526,993
Intuitive Surgical Inc.(a)	981	509,639
iRobot Corp.(a)(b)	5,319	388,819
j2 Global Inc.	5,706	508,348
Lattice Semiconductor Corp.(a)	34,191	661,254
MaxLinear Inc.(a)	22,500	494,550
Medtronic PLC	5,049	514,695
Microchip Technology Inc.	5,832	550,657
Microsoft Corp.	3,708	505,289
MicroStrategy Inc., Class A(a)	3,537	483,614
MongoDB Inc.(a)(b)	2,862	409,896
MTS Systems Corp.	8,811	507,690
Netflix Inc.(a)	1,359	438,943
NVIDIA Corp.	3,357	566,393
Proto Labs Inc.(a)(b)	4,707	489,999
QUALCOMM Inc.	7,083	518,192
salesforce.com Inc.(a)	3,051	471,379
Silicon Laboratories Inc.(a)	5,004	561,499
Snap Inc., Class A, NVS(a)	35,181	591,041
Splunk Inc.(a)	4,383	593,064
Tableau Software Inc., Class A(a)	3,906	662,184
Talend SA, ADR(a)(b)	12,204	400,413
Teradata Corp.(a)	13,554	496,347
Texas Instruments Inc.	4,392	549,044
Twitter Inc.(a)	12,888	545,291
Xilinx Inc.	4,536	518,057

		24,102,220

Total Common Stocks — 99.7% (Cost: $41,061,153)		44,851,348

20	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Robotics and Artificial Intelligence Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 7.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(e)(f)(g)	3,473,998	$3,475,735
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(e)(f)	62,000	62,000

		3,537,735

Total Short-Term Investments — 7.9% (Cost: $3,536,925)		3,537,735

Total Investments in Securities — 107.6% (Cost: $44,598,078)		48,389,083

Other Assets, Less Liabilities — (7.6)%		(3,410,952)

Net Assets — 100.0%		$44,978,131

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	3,473,998	3,473,998	$3,475,735	$31,397	(b)	$264		$810
BlackRock Cash Funds: Treasury, SL Agency Shares	9,895	52,105	62,000	62,000	789		—		—

				$3,537,735	$32,1186		$264		$810

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$44,851,348	$—	$—	$44,851,348
Money Market Funds	3,537,735	—	—	3,537,735

	$48,389,083	$—	$—	$48,389,083

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments	iShares® Self-Driving EV and Tech ETF
July 31, 2019	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Belgium — 0.6%
Solvay SA	1,551	$160,358

Canada — 1.4%
Linamar Corp.	1,001	34,074
Magna International Inc.	6,358	322,270
Martinrea International Inc.	1,980	16,300

		372,644

China — 0.6%
BYD Co. Ltd., Class H	16,500	103,917
NIO Inc., ADR(a)	15,433	53,552

		157,469

France — 0.8%
Faurecia SE	1,518	72,676
Valeo SA	4,642	146,783

		219,459

Germany — 12.2%
Bayerische Motoren Werke AG	6,844	509,252
Continental AG	2,310	322,111
Daimler AG, Registered	18,590	970,638
Hella GmbH & Co. KGaA	968	46,452
Infineon Technologies AG	23,903	452,963
Leoni AG(a)	671	9,111
Siemens AG, Registered	8,470	933,525

		3,244,052

Hong Kong — 0.1%
Johnson Electric Holdings Ltd.	11,000	19,898

Japan — 12.9%
Aisin Seiki Co. Ltd.	3,300	107,746
Daikyonishikawa Corp.	1,100	9,138
Denso Corp.	8,800	375,910
GS Yuasa Corp.	1,100	20,739
Honda Motor Co. Ltd.	30,800	768,901
Keihin Corp.	1,100	15,369
Koito Manufacturing Co. Ltd.	2,200	111,241
Musashi Seimitsu Industry Co. Ltd.	1,100	14,477
Nabtesco Corp.	2,200	59,997
Nissan Motor Co. Ltd.	45,100	295,253
Panasonic Corp.	44,000	374,734
Renesas Electronics Corp.(a)	16,500	98,628
Tokai Rika Co. Ltd.	1,100	18,145
Toyoda Gosei Co. Ltd.	1,100	20,364
Toyota Boshoku Corp.	1,100	15,511
Toyota Motor Corp.	16,500	1,067,428
TS Tech Co. Ltd.	1,100	30,546

		3,404,127

Jersey — 0.1%
Delphi Technologies PLC	1,848	34,632

Netherlands — 2.8%
NXP Semiconductors NV	6,908	714,218
TomTom NV	1,399	16,676

		730,894

South Korea — 8.3%
Hanon Systems	3,630	35,898
Hyundai Mobis Co. Ltd.	1,364	277,850
Hyundai Motor Co.	2,970	317,560
Hyundai Wia Corp.	385	14,123

Security	Shares	Value

South Korea (continued)
Iljin Materials Co. Ltd.(a)	506	$16,081
LG Chem Ltd.	968	276,139
Samsung Electronics Co. Ltd.	26,709	1,023,796
Samsung SDI Co. Ltd.	1,100	231,510

		2,192,957

Spain — 0.2%
Cie. Automotive SA	1,287	32,872
Gestamp Automocion SA(b)	4,356	22,950

		55,822

Sweden — 2.8%
Hexagon AB, Class B	5,577	273,235
Volvo AB, Class B	31,075	467,268

		740,503

Switzerland — 2.9%
ABB Ltd., Registered	40,381	767,035
Autoneum Holding AG	66	7,293

		774,328

Taiwan — 0.2%
Innolux Corp.	187,000	43,479
International CSRC Investment Holdings Co.	11,000	13,478

		56,957

United Kingdom — 2.7%
Aptiv PLC	5,401	473,398
Sensata Technologies Holding PLC(a)	3,421	162,258
Spectris PLC	2,431	75,785

		711,441

United States — 48.4%
Adient PLC	1,980	47,025
Albemarle Corp.	2,244	163,722
Alphabet Inc., Class A(a)	946	1,152,417
Ambarella Inc.(a)	693	34,615
AMETEK Inc.	4,731	423,945
Apple Inc.	5,247	1,117,821
Autoliv Inc.	1,881	135,714
BorgWarner Inc.	4,356	164,657
Cooper-Standard Holdings Inc.(a)	352	17,417
CTS Corp.	682	21,497
Cypress Semiconductor Corp.	7,700	176,869
Dana Inc.	3,069	51,283
FMC Corp.	2,772	239,556
Ford Motor Co.	82,709	788,217
Garmin Ltd.	2,871	225,632
General Motors Co.	27,797	1,121,331
Gentex Corp.	5,412	148,397
Gentherm Inc.(a)	682	27,901
Icahn Enterprises LP	4,136	321,078
Intel Corp.	21,681	1,095,975
Johnson Controls International PLC	18,954	804,408
Lear Corp.	1,309	165,955
Livent Corp.(a)	3,190	20,544
Lydall Inc.(a)	319	7,528
Marvell Technology Group Ltd.	13,266	348,365
Maxim Integrated Products Inc.	5,698	337,265
Methode Electronics Inc.	737	22,073
Microchip Technology Inc.	4,928	465,302
Motorcar Parts of America Inc.(a)	341	6,097
NVIDIA Corp.	6,864	1,158,094
ON Semiconductor Corp.(a)	8,558	184,083

22	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Self-Driving EV and Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
QUALCOMM Inc.	14,553	$1,064,697
Stoneridge Inc.(a)	550	17,913
Tesla Inc.(a)	2,530	611,273
Veoneer Inc.(a)	2,343	42,525
Vishay Intertechnology Inc.	2,750	46,750
Vishay Precision Group Inc.(a)	220	8,963
Visteon Corp.(a)	638	42,031

		12,828,935

Total Common Stocks — 97.0% (Cost: $26,372,454)		25,704,476

Preferred Stocks

Chile — 0.3%
Sociedad Quimica y Minera de Chile SA, Series B, Preference Shares, NVS	2,475	72,908

Germany — 2.6%
Schaeffler AG, Preference Shares, NVS	3,740	28,199
Volkswagen AG, Preference Shares, NVS	3,883	652,564

		680,763

Total Preferred Stocks — 2.9% (Cost: $792,338)		753,671

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(c)(d)	24,000	$24,000

Total Short-Term Investments — 0.1% (Cost: $24,000)		24,000

Total Investments in Securities — 100.0% (Cost: $27,188,792)		26,482,147

Other Assets, Less Liabilities — 0.0%		11,199

Net Assets — 100.0%		$26,493,346

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/16/19(a)	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss)	(b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	—	24,000	24,000	$24,000	$74	$—		$—

(a)	The Fund commenced operations on April 16, 2019.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$25,704,476	$—	$—	$25,704,476
Preferred Stocks	753,671	—	—	753,671
Money Market Funds	24,000	—	—	24,000

	$26,482,147	$—	$—	$26,482,147

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Statements of Assets and Liabilities

July 31, 2019

	iShares Cybersecurity and Tech ETF	iShares Exponential Technologies ETF	iShares Genomics Immunology and Healthcare ETF	iShares Robotics and Artificial Intelligence Multisector ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$3,982,876	$2,544,553,242	$24,821,838	$44,851,348
Affiliated(c)	86,940	54,459,762	1,572,000	3,537,735
Cash	716	129	194	173
Foreign currency, at value(d)	2,032	1,746,302	2,696	60,415
Receivables:
Investments sold	—	89,381	264	—
Securities lending income — Affiliated	1	18,146	—	1,188
Dividends	280	1,694,706	1,132	17,057
Tax reclaims	—	1,704,458	—	1,720

Total assets	4,072,845	2,604,266,126	26,398,124	48,469,636

LIABILITIES
Collateral on securities loaned, at value	83,940	39,946,397	—	3,474,661
Deferred foreign capital gain tax	—	226,361	—	—
Payables:
Investments purchased	—	686	1,543,764	—
Capital shares redeemed	—	257,593	—	—
Investment advisory fees	1,601	1,016,469	3,495	16,844

Total liabilities	85,541	41,447,506	1,547,259	3,491,505

NET ASSETS	$3,987,304	$2,562,818,620	$24,850,865	$44,978,131

NET ASSETS CONSIST OF:
Paid-in capital	$3,741,412	$2,296,923,227	$24,180,285	$41,534,625
Accumulated earnings	245,892	265,895,393	670,580	3,443,506

NET ASSETS	$3,987,304	$2,562,818,620	$24,850,865	$44,978,131

Shares outstanding	150,000	65,900,000	900,000	1,800,000

Net asset value	$26.58	$38.89	$27.61	$24.99

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$82,035	$38,557,411	$—	$3,329,206
(b) Investments, at cost — Unaffiliated	$3,742,272	$2,180,855,794	$24,362,336	$41,061,153
(c) Investments, at cost — Affiliated	$86,940	$53,140,992	$1,572,000	$3,536,925
(d) Foreign currency, at cost	$2,039	$1,752,519	$2,750	$60,718

See notes to financial statements.

24	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

July 31, 2019

iShares Self-Driving EV and Tech ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$26,458,147
Affiliated(b)	24,000
Cash	894
Foreign currency, at value(c)	1,066
Receivables:
Dividends	8,271
Tax reclaims	5,613

Total assets	26,497,991

LIABILITIES
Payables:
Investment advisory fees	4,645

Total liabilities	4,645

NET ASSETS	$26,493,346

NET ASSETS CONSIST OF:
Paid-in capital	$27,221,500
Accumulated loss	(728,154)

NET ASSETS	$26,493,346

Shares outstanding	1,100,000

Net asset value	$24.08

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Unaffiliated	$27,164,792
(b) Investments, at cost — Affiliated	$24,000
(c) Foreign currency, at cost	$1,077

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Operations

Period Ended July 31, 2019

	iShares Cybersecurity and Tech ETF (a)	iShares Exponential Technologies ETF	iShares Genomics Immunology and Healthcare ETF	(a)	iShares Robotics and Artificial Intelligence Multisector ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$3,251	$43,656,139	$1,017		$213,863
Dividends — Affiliated	7	373,784	119		789
Non-cash dividends — Unaffiliated	—	4,058,188	—		108,028
Securities lending income — Affiliated — net	—	680,734	—		31,397
Foreign taxes withheld	(406)	(3,017,760)	—		(18,742)
Other foreign taxes	—	—	—		(17)

Total investment income	2,852	45,751,085	1,136		335,318

EXPENSES
Investment advisory fees	2,531	11,075,883	4,449		106,087
Commitment fees	—	683	—		—

Total expenses	2,531	11,076,566	4,449		106,087

Net investment income (loss)	321	34,674,519	(3,313)		229,231

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(b)	5,027	(82,312,046)	214,161		(365,470)
Investments — Affiliated	—	19,060	—		264
In-kind redemptions — Unaffiliated	—	114,599,013	—		—
In-kind redemptions — Affiliated	—	59,428	—		—
Foreign currency transactions	(53)	(30,895)	20		(666)

Net realized gain (loss)	4,974	32,334,560	214,181		(365,872)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(c)	240,604	27,645,297	459,502		3,869,291
Investments — Affiliated	—	(224,572)	—		810
Foreign currency translations	(7)	(4,472)	210		(512)

Net change in unrealized appreciation (depreciation)	240,597	27,416,253	459,712		3,869,589

Net realized and unrealized gain	245,571	59,750,813	673,893		3,503,717

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$245,892	$94,425,332	$670,580		$3,732,948

(a) For the period from June 11, 2019 (commencement of operations) to July 31, 2019.
(b) Net of deferred foreign capital gain tax of	$—	$133,294	$—		$—
(c) Net of foreign capital gain tax of	$—	$66,214	$—		$—

See notes to financial statements.

26	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Period Ended July 31, 2019

iShares Self-Driving EV and Tech ETF (a)

INVESTMENT INCOME
Dividends — Unaffiliated	$79,203
Dividends — Affiliated	74
Foreign taxes withheld	(8,136)

Total investment income	71,141

EXPENSES
Investment advisory fees	11,543

Total expenses	11,543

Net investment income	59,598

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(22,682)
Foreign currency transactions	(3,918)

Net realized loss	(26,600)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(706,645)
Foreign currency translations	(47)

Net change in unrealized appreciation (depreciation)	(706,692)

Net realized and unrealized loss	(733,292)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(673,694)

(a)	For the period from April 16, 2019 (commencement of operations) to July 31, 2019.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Changes in Net Assets

	iShares Cybersecurity and Tech ETF			iShares Exponential Technologies ETF
	Period From 06/11/19 to 07/31/19	(a)	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$321		$34,674,519	$23,694,076
Net realized gain	4,974		32,334,560	99,387,393
Net change in unrealized appreciation (depreciation)	240,597		27,416,253	135,301,483

Net increase in net assets resulting from operations	245,892		94,425,332	258,382,952

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
Decrease in net assets resulting from distributions to shareholders	—		(34,910,592)	(22,272,788)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,741,412		156,420,290	963,233,494

NET ASSETS(c)
Total increase in net assets	3,987,304		215,935,030	1,199,343,658
Beginning of period	—		2,346,883,590	1,147,539,932

End of period	$3,987,304		$2,562,818,620	$2,346,883,590

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

28	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares Genomics Immunology and Healthcare ETF		iShares Robotics and Artificial Intelligence Multisector ETF		iShares Self-Driving EV and Tech ETF
	Period From 06/11/19 to 07/31/19	(a)	Year Ended 07/31/19	Period From 06/26/18 to 07/31/18 (a)	Period From 04/16/19 to 07/31/19 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(3,313)		$229,231	$10,769	$59,598
Net realized gain (loss)	214,181		(365,872)	(484)	(26,600)
Net change in unrealized appreciation (depreciation)	459,712		3,869,589	(79,110)	(706,692)

Net increase (decrease) in net assets resulting from operations	670,580		3,732,948	(68,825)	(673,694)

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
Decrease in net assets resulting from distributions to shareholders	—		(220,617)	—	(54,460)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	24,180,285		32,012,112	9,522,513	27,221,500

NET ASSETS(c)
Total increase in net assets	24,850,865		35,524,443	9,453,688	26,493,346
Beginning of period	—		9,453,688	—	—

End of period	$24,850,865		$44,978,131	$9,453,688	$26,493,346

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Financial Highlights

(For a share outstanding throughout the period)

	iShares Cybersecurity and Tech ETF
	Period From 06/11/19(a) to 07/31/19

Net asset value, beginning of period	$24.94

Net investment income(b)	0.00
Net realized and unrealized gain(c)	1.64

Net increase from investment operations	1.64

Net asset value, end of period	$26.58

Total Return
Based on net asset value	6.58	%(d)

Ratios to Average Net Assets
Total expenses	0.47	%(e)

Net investment income	0.06	%(e)

Supplemental Data
Net assets, end of period (000)	$3,987

Portfolio turnover rate(f)	8	%(d)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

30	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Exponential Technologies ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Period From 03/19/15 to 07/31/15	(a)

Net asset value, beginning of period	$37.73	$32.74	$25.95	$25.84	$25.49

Net investment income(b)	0.55	0.47	0.38	0.41	0.18
Net realized and unrealized gain(c)	1.16	4.91	6.79	0.11	0.31

Net increase from investment operations	1.71	5.38	7.17	0.52	0.49

Distributions(d)
From net investment income	(0.55)	(0.39)	(0.38)	(0.41)	(0.14)

Total distributions	(0.55)	(0.39)	(0.38)	(0.41)	(0.14)

Net asset value, end of period	$38.89	$37.73	$32.74	$25.95	$25.84

Total Return
Based on net asset value	4.67%	16.48%	27.80%	2.13%	1.91	%(e)

Ratios to Average Net Assets
Total expenses	0.47%	0.47%	0.47%	0.47%	0.47	%(f)

Total expenses after fees waived	0.47%	0.47%	0.47%	0.36%	0.30	%(f)

Net investment income	1.47%	1.30%	1.32%	1.71%	1.90	%(f)

Supplemental Data
Net assets, end of period (000)	$2,562,819	$2,346,884	$1,147,540	$764,335	$689,925

Portfolio turnover rate(g)	21%	19%	23%	28%	1	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Genomics Immunology and Healthcare ETF
	Period From 06/11/19	(a)
	to 07/31/19

Net asset value, beginning of period	$24.46

Net investment loss(b)	(0.01)
Net realized and unrealized gain(c)	3.16

Net increase from investment operations	3.15

Net asset value, end of period	$27.61

Total Return
Based on net asset value	12.88	%(d)

Ratios to Average Net Assets
Total expenses	0.47	%(e)

Net investment loss	(0.35	)%(e)

Supplemental Data
Net assets, end of period (000)	$24,851

Portfolio turnover rate(f)	19	%(d)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

32	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

iShares Robotics and Artificial Intelligence Multisector ETF
	Year Ended 07/31/19	Period From 06/26/18 to 07/31/18	(a)

Net asset value, beginning of period	$23.63	$23.80

Net investment income(b)	0.24	0.03
Net realized and unrealized gain (loss)(c)	1.30	(0.20)

Net increase (decrease) from investment operations	1.54	(0.17)

Distributions(d)
From net investment income	(0.18)	—

Total distributions	(0.18)	—

Net asset value, end of period	$24.99	$23.63

Total Return
Based on net asset value	6.60%	(0.71	)%(e)

Ratios to Average Net Assets
Total expenses	0.47%	0.47	%(f)

Net investment income	1.02%	1.16	%(f)

Supplemental Data
Net assets, end of period (000)	$44,978	$9,454

Portfolio turnover rate(g)	35%	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Self-Driving EV and Tech ETF Period From 04/16/19 to 07/31/19	(a)

Net asset value, beginning of period	$25.39

Net investment income(b)	0.17
Net realized and unrealized loss(c)	(1.30)

Net decrease from investment operations	(1.13)

Distributions(d)
From net investment income	(0.18)

Total distributions	(0.18)

Net asset value, end of period	$24.08

Total Return
Based on net asset value	(4.40	)%(e)

Ratios to Average Net Assets
Total expenses	0.47	%(f)

Net investment income	2.43	%(f)

Supplemental Data
Net assets, end of period (000)	$26,493

Portfolio turnover rate(g)	2	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

34	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.    ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Cybersecurity and Tech(a)	Non-diversified
Exponential Technologies	Diversified
Genomics Immunology and Healthcare(a)	Non-diversified
Robotics and Artificial Intelligence Multisector(b)	Diversified
Self-Driving EV and Tech(c)	Non-diversified

(a)	The Fund commenced operations on June 11, 2019.
(b)	Formerly the Robotics and Artificial Intelligence ETF.
(c)	The Fund commenced operations on April 16, 2019.

2.     SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.    SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of July 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral.

36	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Cybersecurity and Tech
Goldman Sachs & Co.	$82,035	$82,035		$—	$—

Exponential Technologies
BNP Paribas Prime Brokerage International Ltd.	$2,652,076	$2,652,076		$—	$—
BofA Securities, Inc.	7,712,438	7,712,438		—	—
Citigroup Global Markets Inc.	25,286	25,286		—	—
Credit Suisse AG Dublin Branch	10,418,125	10,418,125		—	—
Credit Suisse Securities (USA) LLC	636,144	636,144		—	—
Goldman Sachs & Co.	5,828	5,828		—	—
HSBC Bank PLC	703,208	703,208		—	—
JPMorgan Securities LLC	9,209,971	9,209,971		—	—
Morgan Stanley & Co. LLC	6,578,797	6,578,797		—	—
Scotia Capital (USA) Inc.	76,882	76,882		—	—
Wells Fargo Bank, National Association	538,656	538,656		—	—

	$38,557,411	$38,557,411		$—	$—

Robotics and Artificial Intelligence Multisector
Barclays Capital Inc.	$32,421	$32,421		$—	$—
BNP Paribas Securities Corp.	242,984	242,984		—	—
BofA Securities, Inc.	203,422	203,422		—	—
Citigroup Global Markets Inc.	290,324	290,324		—	—
Credit Suisse Securities (USA) LLC	237,555	237,555		—	—
JPMorgan Securities LLC	1,602,558	1,602,558		—	—
Scotia Capital (USA) Inc.	719,942	719,942		—	—

	$3,329,206	$3,329,206		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Cybersecurity and Tech	0.47%
Genomics Immunology and Healthcare	0.47
Robotics and Artificial Intelligence Multisector	0.47
Self-Driving EV and Tech	0.47

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

For its investment advisory services to the iShares Exponential Technologies ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Net Assets	Investment Advisory Fee

First $2 billion	0.4700%
Over $2 billion, up to and including $3 billion	0.4465
Over $3 billion	0.4242

Prior to July 1, 2019, for its investment advisory services to the iShares Exponential Technologies ETF, BFA was entitled to an annual investment advisory fee of 0.47%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended July 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Exponential Technologies	$171,416
Robotics and Artificial Intelligence Multisector	7,510

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.    PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales

Cybersecurity and Tech	$400,485	$308,590
Exponential Technologies	553,649,003	508,023,866
Genomics Immunology and Healthcare	2,032,713	2,011,199
Robotics and Artificial Intelligence Multisector	10,407,454	8,043,396
Self-Driving EV and Tech	2,693,870	244,785

38	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended July 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Cybersecurity and Tech	$3,645,351	$—
Exponential Technologies	527,642,794	407,593,656
Genomics Immunology and Healthcare	24,126,662	—
Robotics and Artificial Intelligence Multisector	29,550,536	—
Self-Driving EV and Tech	24,738,389	—

7.    INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Exponential Technologies	$109,561,382	$(109,561,382)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/19	Year Ended 07/31/18

Exponential Technologies
Ordinary income	$34,910,592	$22,272,788

Robotics and Artificial Intelligence Multisector
Ordinary income	$220,617	$—

iShares ETF	Period Ended 07/31/19

Self-Driving EV and Tech
Ordinary income	$54,460

As of July 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
Cybersecurity and Tech	$6,706	$—	$239,186		$245,892
Exponential Technologies	7,908,600	(67,441,830)	325,428,623		265,895,393
Genomics Immunology and Healthcare	213,356	—	457,224		670,580
Robotics and Artificial Intelligence Multisector	85,519	(64,947)	3,422,934		3,443,506
Self-Driving EV and Tech	6,955	(18,098)	(717,011)		(728,154)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

As of July 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Cybersecurity and Tech	$3,830,623	$256,973	$(17,780)	$239,193
Exponential Technologies	2,273,336,216	421,323,730	(95,646,942)	325,676,788
Genomics Immunology and Healthcare	25,936,824	755,113	(298,099)	457,014
Robotics and Artificial Intelligence Multisector	44,965,623	5,173,222	(1,749,762)	3,423,460
Self-Driving EV and Tech	27,199,112	249,910	(966,875)	(716,965)

8.    LINE OF CREDIT

The iShares Exponential Technologies ETF, along with certain other iShares funds, is a party to a $300 million credit agreement with State Street Bank and Trust Company, which expires on October 23, 2019. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

The Fund did not borrow under the credit agreement during the year ended July 31, 2019.

9.    PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

40	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

10.   CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 07/31/19
iShares ETF	Shares	Amount

Cybersecurity and Tech
Shares sold	150,000	$3,741,412

	Year Ended 07/31/19		Year Ended 07/31/18
iShares ETF	Shares	Amount	Shares	Amount

Exponential Technologies
Shares sold	16,450,000	$579,794,168	33,950,000	$1,204,466,491
Shares redeemed	(12,750,000)	(423,373,878)	(6,800,000)	(241,232,997)

Net increase	3,700,000	$156,420,290	27,150,000	$963,233,494

	Period Ended 07/31/19
iShares ETF	Shares	Amount

Genomics Immunology and Healthcare
Shares sold	900,000	$24,180,285

	Year Ended 07/31/19		Period Ended 07/31/18
iShares ETF	Shares	Amount	Shares	Amount
Robotics and Artificial Intelligence Multisector
Shares sold	1,400,000	$32,012,112	400,000	$9,522,513

	Period Ended 07/31/19
iShares ETF	Shares	Amount

Self-Driving EV and Tech
Shares sold	1,100,000	$27,221,500

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.  LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

12.   REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
Exponential Technologies	$22,272,788
Robotics and Artificial Intelligence Multisector	—

Undistributed net investment income as of July 31, 2018 are as follows:

iShares ETF	Undistributed net investment income
Exponential Technologies	$1,456,233
Robotics and Artificial Intelligence Multisector	10,285

13.   SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

42	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Cybersecurity and Tech ETF,

iShares Exponential Technologies ETF, iShares Genomics Immunology and Healthcare ETF

iShares Robotics and Artificial Intelligence Multisector ETF and iShares Self-Driving EV and Tech ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Cybersecurity and Tech ETF, iShares Exponential Technologies ETF, iShares Genomics Immunology and Healthcare ETF, iShares Robotics and Artificial Intelligence Multisector ETF and iShares Self-Driving EV and Tech ETF (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2019, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of July 31, 2019, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares Exponential Technologies ETF: statement of operations for the year ended July 31, 2019 and statements of changes in net assets for each of the two years in the period ended July 31, 2019.

iShares Robotics and Artificial Intelligence Multisector ETF: statement of operations for the year ended July 31, 2019 and statements of changes in net assets for the year ended July 31, 2019 and for the period June 26, 2018 (commencement of operations) to July 31, 2018.

iShares Self-Driving EV and Tech ETF: statements of operations and changes in net assets for the period April 16, 2019 (commencement of operations) to July 31, 2019.

iShares Cybersecurity and Tech ETF and iShares Genomics Immunology and Healthcare ETF: statements of operations and changes in net assets for the period June 11, 2019 (commencement of operations) to July 31, 2019.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	43

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended July 31, 2019 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Cybersecurity and Tech	17.27%
Exponential Technologies	40.71%
Genomics Immunology and Healthcare	0.48%
Robotics and Artificial Intelligence Multisector	24.76%
Self-Driving EV and Tech	27.91%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2019:

iShares ETF	Qualified Dividend Income
Cybersecurity and Tech	$1,158
Exponential Technologies	46,066,334
Genomics Immunology and Healthcare	1,017
Robotics and Artificial Intelligence Multisector	267,184
Self-Driving EV and Tech	73,588

For the fiscal year ended July 31, 2019, the following Fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Self-Driving EV and Tech	$57,765	$7,148

44	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Trust

iShares Cybersecurity and Tech ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on March 11-12, 2019, the Board, including the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the Advisory Contract.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	45

Board Review and Approval of Investment Advisory Contract  (continued)

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

iShares Exponential Technologies ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary

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ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not previously provide for any breakpoints in the Fund’s investment advisory fee rate but that BFA and the Board had agreed during the June 17-19, 2019 meeting to revise the Advisory Contract for the Fund to provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end

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funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Genomics Immunology & Healthcare ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on March 11-12, 2019, the Board, including the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

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Board Review and Approval of Investment Advisory Contract  (continued)

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

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Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

iShares Robotics and Artificial Intelligence Multisector ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and profits to be realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material

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economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

iShares Self-Driving EV and Tech ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on September 12-13, 2018, the Board, including the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	51

Board Review and Approval of Investment Advisory Contract  (continued)

noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue

52	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	53

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Exponential Technologies(a)	$0.552236	$—	$0.000334	$0.552570	100%	—%	0	%(b)	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Cybersecurity and Tech ETF

Period Covered: June 13, 2019 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	12	100.00%
	12	100.00%

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Supplemental Information (unaudited) (continued)

iShares Exponential Technologies ETF

Period Covered: March 23, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	20	1.86%
Greater than 0.0% and Less than 0.5%	793	73.71
At NAV	22	2.04
Less than 0.0% and Greater than –0.5%	235	21.84
Less than –0.5% and Greater than –1.0%	5	0.46
Less than –1.0% and Greater than –1.5%.	1	0.09

	1,076	100.00%

iShares Genomics Immunology and Healthcare ETF
Period Covered: June 13, 2019 through June 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	12	100.00%

	12	100.00%

iShares Robotics and Artificial Intelligence Multisector ETF
Period Covered: June 28, 2018 through June 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	2	0.79%
Greater than 0.5% and Less than 1.0%	53	21.03
Greater than 0.0% and Less than 0.5%	177	70.24
At NAV	1	0.40
Less than 0.0% and Greater than –0.5%	19	7.54

	252	100.00%

iShares Self-Driving EV and Tech ETF
Period Covered: April 18, 2019 through June 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	3	6.00%
Greater than 0.0% and Less than 0.5%	39	78.00
Less than 0.0% and Greater than –0.5%	8	16.00

	50	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	55

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 360 funds as of July 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park, Martin Small and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park, Mr. Small and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

(a)	Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	57

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVS	Non-Voting Shares

SDR	Swedish Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	59

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by ICE Data Indices, LLC or Morningstar Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

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JULY 31, 2019

2019 ANNUAL REPORT

    iShares Trust

▶	iShares MSCI ACWI ETF | ACWI | NASDAQ

▶	iShares MSCI ACWI Low Carbon Target ETF | CRBN | NYSE Arca

▶	iShares MSCI All Country Asia ex Japan ETF | AAXJ | NASDAQ

▶	iShares MSCI Europe Financials ETF | EUFN | NASDAQ

▶	iShares MSCI Europe Small-Cap ETF | IEUS | NASDAQ

▶	iShares MSCI Kokusai ETF | TOK | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced for the 12 months ended July 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.95% in U.S. dollar terms for the reporting period.

Global stocks declined sharply in the second half of 2018 amid high volatility, before rebounding in 2019 to post modest gains for the reporting period. The initial downturn was prompted by trade tensions, particularly between the U.S. and China, and slowing global economic growth. Markets later recovered from a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending.

The most influential central banks reacted to signs of an economic slowdown by changing their outlook for interest rate policy, which supported markets in the second half of the reporting period. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady in early 2019, and lowered interest rates in July 2019 for the first time in 11 years. The European Central Bank sustained its already negative short-term interest rates, while signaling an interest rate decrease, in the second half of 2019, and the return of its monetary stimulus program. The Bank of Japan also sustained negative short-term interest rates while signaling a possible future decrease, while the Chinese government enacted stimulus measures. Expectations of lower borrowing costs and the corresponding increases in the global money supply drove risk assets to record highs.

The U.S. stock market advanced as unemployment decreased to its lowest level since 1969, despite variable economic growth. Consumer spending was robust, as steady job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level since 2010. A budget deal reached in July 2019 promised to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased and bond issuance by the U.S. Treasury Department reached a record high. Trade tensions between the U.S. and China persisted, as the U.S. implemented tariffs on $200 million of Chinese imports and publicly discussed further tariffs. However, market reaction to the negotiations lessened over time as investors became more optimistic that the Trump administration would minimize the effect of trade policy on markets.

The Eurozone economy grew at a slower pace, as economic growth varied widely by country. Ongoing trade tensions and the resulting slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. Smaller economies, such as Ireland and Malta, grew at a fast pace, while Italy entered a recession before returning to growth in early 2019.

Emerging markets posted relatively flat during the reporting period, albeit with a relatively high amount of volatility. In the first half of the reporting period, emerging market stocks declined sharply, as rising interest rates and a strengthening U.S. dollar led to concerns among investors about foreign-denominated debt. However, a shift to looser monetary policy and desire for yield supported emerging market stocks in 2019, reversing previous declines.

Markets in the Asia-Pacific region were negatively affected by trade tensions between the U.S. and China and a slowdown in the Chinese economy. Countries throughout the Asia-Pacific region supply China with many industrial and consumer goods and services, and corporate earnings in the region were moderated by China’s recent struggles.

M A R K E T O V E R V I E W	3

Fund Summary as of July 31, 2019	iShares® MSCI ACWI ETF

Investment Objective

The iShares MSCI ACWI ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging market equities, as represented by the MSCIACWI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	3.14%	6.74%	9.33%	3.14%	38.54%	143.89%
Fund Market	2.81	6.72	9.24	2.81	38.45	142.07
Index	2.95	6.48	9.25	2.95	36.90	142.30

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,080.40	$1.60		$1,000.00	$1,023.30	$1.56		0.31%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of July 31, 2019 (continued)	iShares® MSCI ACWI ETF

Portfolio Management Commentary

Global stocks posted modest gains for the reporting period, as continued economic growth in the U.S. and a shift to accommodative monetary policy by central banks overcame volatility caused by ongoing trade tensions and signs of slowing global economic growth. The U.S., which represented 55% of the Index on average, contributed the majority of the Index’s return, with broad-based gains driven by investor expectations that the Fed would lower interest rates for the first time since 2008.

Among sectors in the U.S., information technology contributed significantly to the Index’s performance, with gains concentrated in the very largest stocks. The software and services industry was a leading source of strength, benefiting from increased adoption of cloud-based software by small businesses. Technology hardware and equipment companies advanced despite slowing smartphone sales in the second half of the reporting period. Late in the reporting period, a tentative easing of tensions between the U.S. and China benefited the overall sector, given that U.S. information technology companies earn a significant portion of revenue from foreign sources.

The U.S. communication services sector also contributed to the Index’s performance, due primarily to the surging interactive media and services industry, which posted growth in revenue from social media, ad sales, and cloud computing. Consumer discretionary stocks also made a notable contribution to the Index’s return, as low unemployment and continued wage growth underpinned strong U.S. consumer spending. Restaurants stocks gained alongside growth in delivery services in the U.S., China, and Europe. Specialty retail companies benefited from higher home-improvement spending due to lower mortgage rates and increased focus on direct customer engagement. In the internet and direct marketing retail industry, strength in e-commerce sales and cloud computing drove gains.

Stocks in Switzerland contributed modestly to the Index’s return. Swiss companies in the food products industry advanced due to strong sales and higher prices for their products, as well as growth in pet supplies and infant nutrition. In contrast, German stocks weighed on the Index’s return, as the healthcare sector declined amid concerns over litigation.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Financials	16.5%
Information Technology	16.2
Health Care	11.2
Consumer Discretionary	10.8
Industrials	10.2
Communication Services	9.0
Consumer Staples	8.2
Energy	5.6
Materials	4.7
Real Estate	3.3
Utilities	3.3
Exchanged-Traded Funds	1.0

TEN LARGEST COUNTRIES
Country	Percent of Total Investments(a)
United States	55.5%
Japan	7.1
United Kingdom	4.8
China	3.7
France	3.3
Canada	3.1
Switzerland	2.8
Germany	2.5
Australia	2.3
South Korea	1.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2019	iShares® MSCI ACWI Low Carbon Target ETF

Investment Objective

The iShares MSCI ACWI Low Carbon Target ETF (the “Fund”) seeks to track the investment results of an index composed of large and mid-capitalization developed and emerging market equities with a lower carbon exposure than that of the broad market, as represented by the MSCI ACWI Low Carbon Target Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	3.82%	7.24%	3.82%	38.35%
Fund Market	3.71	7.22	3.71	38.26
Index	3.41	6.89	3.41	36.26

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/8/14. The first day of secondary market trading was 12/9/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,087.00	$ 1.03		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of July 31, 2019 (continued)	iShares® MSCI ACWI Low Carbon Target ETF

Portfolio Management Commentary

Global carbon emissions grew by approximately 2% in 2018, driven by greater demand for energy and unusually harsh weather conditions. Despite the rise in overall emissions, the increased prevalence of alternative energy sources reduced the amount of carbon emitted per unit of energy produced. Public support for promoting lower-carbon alternatives remains high, and governments continue to work toward solutions using commitments and legislation. During the reporting period, Japan and the U.K. both set goals for future carbon neutrality, and Canada implemented nationwide carbon pricing. The price of European emissions allowances, which allow power producers to release a certain amount of carbon, rose sharply as regulators reduced supplies and investors anticipated new regulations. In the U.S., state and local governments led the way, as California enacted a series of laws designed to reduce carbon emissions, and New York City passed a law to cut greenhouse gas emissions from buildings. New York State also committed to becoming carbon neutral by 2050.

Stocks in the U.S., which made up approximately 55% of the Index on average for the reporting period, were the most significant contributors to the Index’s return. The information technology sector drove performance, rebounding following a sharp decline late in 2018. Software and services companies benefited from the continued growth of software as a service. The move toward subscription-based software drove consistent revenues while reducing training costs, bolstering the software industry’s profits. The communication sector was supported by strong growth in advertising revenues for companies in the interactive media and services industry. On the downside, sluggish European economic growth and uncertainty surrounding Brexit worked against stocks in Europe, particularly in Germany and the U.K.

In terms of relative performance, the Index gained compared to the broader market, as represented by the MSCI ACWI Index, while tracking it relatively closely. The low-carbon investment process leads to relatively minor underweight and overweight positions to industries with higher or lower carbon emissions, respectively. Consequently, the Index’s carbon risk (emissions divided by sales) was less than a quarter of the peer average. For the reporting period, the Index had underweight positions in the energy and materials sectors and overweight positions in the financials and industrials sectors. The materials sector underweight and positioning in the healthcare and information technology sectors contributed to relative performance, while positioning among real estate stocks was a slight detractor.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Financials	18.2%
Information Technology	16.4
Industrials	11.7
Health Care	11.4
Consumer Discretionary	11.2
Communication Services	9.0
Consumer Staples	8.4
Energy	3.9
Materials	3.6
Real Estate	3.2
Utilities	3.0

TEN LARGEST COUNTRIES
Country	Percent of Total Investments(a)
United States	55.3%
Japan	7.0
United Kingdom	4.9
China	3.9
France	3.4
Canada	3.4
Switzerland	2.6
Germany	2.5
Australia	2.1
South Korea	1.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2019	iShares® MSCI All Country Asia ex Japan ETF

Investment Objective

The iShares MSCI All Country Asia ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Asian equities, excluding Japan, as represented by the MSCI AC Asia ex Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(3.61)%	3.01%	5.15%	(3.61)%	16.00%	65.29%
Fund Market	(5.24)	3.00	5.04	(5.24)	15.95	63.51
Index	(3.05)	3.70	6.37	(3.05)	19.92	85.44

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,010.20	$ 3.39		$1,000.00	$ 1,021.40	$ 3.41		0.68%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® MSCI All Country Asia ex Japan ETF

Portfolio Management Commentary

Stocks in Asia excluding Japan declined during the reporting period, amid rising trade tensions and slowing regional economic growth. South Korean equities were the leading detractors from the Index’s return, as the Korean economy posted its largest contraction since the 2008 financial crisis. Disappointing corporate earnings, capital outflows by foreign investors, and concerns about the impact of the trade dispute between the U.S. and China, South Korea’s main trading partners, constrained returns. Trade tensions between Japan and South Korea also disrupted the production of semiconductors, South Korea’s largest export, as Japan halted exports of materials necessary for chip production. The information technology, healthcare, and materials sectors were key drivers of the country’s negative return. Information technology stocks declined as investor sentiment soured in response to uncertainties due to supply chain disruptions arising from trade disputes. South Korean healthcare stocks were negatively affected by increased competition among biotechnology and pharmaceuticals companies and the rising costs of bringing new drugs to market. In the materials sector, steel producers declined on lower global steel demand and rising iron ore prices, a key input for steelmaking.

Stocks in China also detracted meaningfully from the Index’s return, driven almost entirely by the country’s information technology sector. Chinese internet software and services companies declined sharply as concerns about economic growth and the ongoing U.S.-China trade dispute intensified. Both countries imposed new tariffs, which were particularly damaging to technology-oriented companies vying for market share in emerging fields like 5G and artificial intelligence. The internet software and services industry was also pressured by domestic regulatory restrictions, particularly over violent content in video games.

On the upside, stocks from Hong Kong contributed modestly to the Index’s return, driven by the financials sector, with insurance stocks performing particularly well due to strong gains in new business. This growth was in part tied to expansion into foreign markets, including China, which opened its financials sector to greater participation by foreign companies. Utilities stocks also advanced, as investors turned toward their relatively attractive yields in a low interest rate environment.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Financials	23.9%
Information Technology	16.8
Consumer Discretionary	13.3
Communication Services	12.5
Industrials	7.0
Real Estate	6.3
Consumer Staples	5.2
Materials	4.4
Energy	4.3
Utilities	3.5
Health Care	2.8

TEN LARGEST COUNTRIES
Country	Percent of Total Investments(a)
China	37.3%
South Korea	13.9
Taiwan	13.1
Hong Kong	11.6
India	10.1
Singapore	4.0
Thailand	3.5
Indonesia	2.6
Malaysia	2.5
Philippines	1.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2019	iShares® MSCI Europe Financials ETF

Investment Objective

The iShares MSCI Europe Financials ETF (the “Fund”) seeks to track the investment results of an index composed of developed market European equities in the financials sector, as represented by the MSCI Europe Financials Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(12.53)%	(2.21)%	0.34%	(12.53)%	(10.57)%	3.34%
Fund Market	(12.90)	(2.19)	0.28	(12.90)	(10.48)	2.69
Index	(12.50)	(2.04)	0.51	(12.50)	(9.80)	4.93

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/20/10. The first day of secondary market trading was 1/22/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,010.60	$ 2.39		$1,000.00	$1,022.40	$ 2.41		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® MSCI Europe Financials ETF

Portfolio Management Commentary

European financials equities declined during the reporting period amid a challenging environment of persistent negative Eurozone interest rates and low sovereign bond yields, key drivers of profitability in the banking industry. Slowing global and regional growth and escalating trade tensions also worked against the region’s financials companies. Stocks in the U.K. were the largest detractors from the Index’s return, as concerns surrounding a dip in domestic economic growth and the country’s exit from the EU mounted. In the banking industry, low interest rates continued to weaken interest income and reduce loan margins. The Bank of England signaled the potential to cut interest rates further, citing Brexit-related risks of lower economic activity. Anxiety that a no-deal Brexit could further stifle business sentiment and job growth, threaten business and consumer lending, and diminish investment and trading revenue pressured returns of banks.

Spanish financials stocks detracted substantially from the Index’s return, as economic growth, among the fastest in Europe for several years, showed signs of stalling. Declines emerged in exports, industrial production, and investment, and then in more consumer-focused areas, such as retail spending. The difficulty of generating profits amid low interest rates drove heavy restructuring charges for Spanish banks as they closed branches and cut jobs. Spanish banks’ exposure to difficulties in foreign markets, including high inflation in Argentina, Turkey’s currency crisis, and the threat of U.S. tariffs on Mexico, weighed on the industry.

Stocks in France imparted a smaller, though meaningful, detraction from the Index’s return. France’s economic growth slowed, and weakness persisted in consumer spending and manufacturing. To limit the negative effect of low interest rates, large French banks relied increasingly on corporate and investment banking, but market volatility dampened those revenues. French banks also faced restructuring costs that weakened earnings.

Swedish bank stocks detracted more moderately from the Index’s return, weighed down by signals of sluggish economic growth, continuing low interest rates, and a depreciating Swedish krona. A money-laundering scandal also drove declines for large Swedish banks, while efforts to address the issue weighed on profits.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Banks	48.5%
Insurance	33.3
Capital Markets	14.3
Diversified Financial Services	3.9

TEN LARGEST COUNTRIES
Country	Percent of Total Investments(a)
United Kingdom	29.9%
Switzerland	13.7
Germany	12.7
France	10.5
Spain	8.4
Italy	6.2
Netherlands	5.2
Sweden	5.0
Finland	2.5
Belgium	2.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2019	iShares® MSCI Europe Small-Cap ETF

Investment Objective

The iShares MSCI Europe Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities in Europe, as represented by the MSCI Europe Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(10.32)%	4.47%	8.40%	(10.32)%	24.46%	124.06%
Fund Market	(10.96)	4.43	8.30	(10.96)	24.22	121.98
Index	(10.37)	4.38	8.54	(10.37)	23.91	127.03

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,029.40	$2.01		$1,000.00	$1,022.80	$2.01		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® MSCI Europe Small-Cap ETF

Portfolio Management Commentary

Small-capitalization European equities posted a negative return during the reporting period amid slowing regional growth, escalating trade tensions, and lower manufacturing activity. U.K. equities were the largest detractors from the Index’s return, with nearly every sector declining amid slowing economic growth and mounting uncertainty about the Brexit resolution. The financials sector was the largest detractor, particularly the banking industry. Bank profits decreased in an environment of persistently low interest rates, a competitive mortgage landscape, and consumer uncertainty. An accounting error at one regional bank also contributed to the industry’s decline.

Concerns that a no-deal Brexit could further threaten business and consumer lending pressured returns of banks. The diversified financials industry was also a source of weakness, driven by capital markets stocks, amid investor outflows due to Brexit concerns and the suspension of a large mutual fund. Regulatory issues surrounding leveraged investing weighed on online trading platform stocks. In the materials sector, the chemicals industry declined, as a global industrial slowdown reduced demand for chemicals. The consumer discretionary sector also weighed on performance, as consumer confidence remained low and constrained demand in the consumer services and retail industries. Regulatory restrictions pressured the casino and gaming industry, while retailers struggled with higher costs and operational issues.

Stocks in Germany pressured the Index’s performance, as economic growth stagnated, recessionary fears grew, and weakening global demand weighed on exports, which comprise nearly half of the country’s economy. The industrials sector was challenged by decreased manufacturing output. Notably, capital goods stocks posted weak performance amid lower demand for industrial machinery, particularly from global automakers. The consumer discretionary sector was constrained by reduced demand for auto components by carmakers, particularly in China.

Danish and Swiss stocks detracted modestly from the Index’s return, each driven by capital goods stocks in the industrials sector. In Denmark, signs of pressure from the global slowdown weighed on the building products industry. The Swiss industrial machinery industry declined due to slowing demand, particularly from automakers in Europe and China.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Industrials	22.0%
Financials	13.6
Real Estate	11.3
Consumer Discretionary	11.2
Health Care	9.7
Information Technology	8.9
Materials	6.5
Communication Services	5.8
Consumer Staples	4.9
Energy	3.3
Utilities	2.8

TEN LARGEST COUNTRIES
Country	Percent of Total Investments(a)
United Kingdom	31.6%
Sweden	10.5
Germany	10.4
Switzerland	8.2
Italy	6.3
France	6.0
Netherlands	6.0
Spain	4.0
Norway	3.9
Belgium	3.8

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2019	iShares® MSCI Kokusai ETF

Investment Objective

The iShares MSCI Kokusai ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding Japan, as represented by the MSCI Kokusai Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	4.59%	7.54%	10.54%	4.59%	43.81%	172.51%
Fund Market	4.92	7.61	10.46	4.92	44.30	170.41
Index	4.38	7.30	10.34	4.38	42.23	167.39

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,099.20	$ 1.30		$1,000.00	$1,023.60	$ 1.25		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® MSCI Kokusai ETF

Portfolio Management Commentary

Developed market stocks outside of Japan advanced during the reporting period, as continued economic growth in the U.S. and a shift to accommodative monetary policy by central banks overcame volatility caused by ongoing trade tensions and signs of slowing global growth. The U.S., which represented 68% of the Index on average, contributed the majority of the Index’s return, with broad-based gains driven by investor expectations that the Fed would lower interest rates for the first time since 2008.

The U.S. information technology sector made a significant contribution to the Index’s performance, with gains concentrated in the very largest stocks. The software and services industry benefited from increased adoption of cloud-based software by small businesses. Technology hardware and equipment stocks also contributed despite slowing smartphone sales in the second half of the reporting period. Similarly, U.S. communication services stocks performed well, due primarily to the surging interactive media and services industry, which posted growth in revenue from social media, ad sales, and cloud computing. The consumer discretionary sector was also a meaningful contributor, as low unemployment and continued wage growth underpinned strong U.S. consumer spending. Restaurant stocks advanced on growth in delivery services in the U.S., China, and Europe. Specialty retail companies benefited from higher home-improvement spending, due to lower mortgage rates and increased focus on direct customer engagement.

Stocks in Switzerland contributed modestly to the Index’s return. Food products companies gained amid rising sales and stronger pricing power, particularly among pet supplies and infant nutrition.

On the downside, the global energy sector detracted from the Index’s performance, particularly in countries with significant energy production and resources, such as the U.S., Canada, the U.K., and France. Oil and natural gas prices declined, as U.S. oil production remained at record levels despite slowing global demand. Declines for banking stocks in Europe also tempered the Index’s performance, as continued talk of easing by the ECB, amid already low yields, weighed on stock prices. German stocks also detracted, as the healthcare sector declined amid concerns over litigation.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Information Technology	17.1%
Financials	16.2
Health Care	12.7
Industrials	10.2
Consumer Discretionary	9.8
Consumer Staples	8.6
Communication Services	8.5
Energy	5.8
Materials	4.4
Utilities	3.5
Real Estate	3.2

TEN LARGEST COUNTRIES
Country	Percent of Total Investments(a)
United States	68.3%
United Kingdom	6.0
France	4.0
Canada	3.8
Switzerland	3.4
Germany	3.1
Australia	2.8
Hong Kong	1.4
Netherlands	1.4
Spain	1.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2019	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.0%
Globant SA(a)(b)	10,768	$1,141,408
Grupo Financiero Galicia SA, ADR	40,962	1,504,944
Pampa Energia SA, ADR(a)(b)	21,027	691,788
Transportadora de Gas del Sur SA, Class B, ADR	22,064	344,419

		3,682,559
Australia — 2.3%
AGL Energy Ltd.	116,706	1,686,819
Alumina Ltd.	1,905,464	3,073,219
AMP Ltd.	1,085,108	1,338,760
APA Group	342,804	2,608,506
Aristocrat Leisure Ltd.	159,278	3,364,830
ASX Ltd.	163,682	10,023,866
Aurizon Holdings Ltd.	1,229,450	4,881,016
AusNet Services	1,829,862	2,238,688
Australia & New Zealand Banking Group Ltd.	572,520	11,013,551
Bendigo & Adelaide Bank Ltd.	424,986	3,365,670
BHP Group Ltd.	572,520	16,084,284
BHP Group PLC	494,716	12,019,394
BlueScope Steel Ltd.	251,028	2,264,846
Boral Ltd.	537,288	1,910,881
Brambles Ltd.	520,406	4,706,012
Coca-Cola Amatil Ltd.	314,152	2,299,541
Coles Group Ltd.(a)	286,260	2,801,728
Commonwealth Bank of Australia	374,340	21,234,545
CSL Ltd.	100,558	15,914,875
Dexus	270,112	2,442,613
Fortescue Metals Group Ltd.	464,622	2,667,606
Goodman Group	298,738	3,049,456
GPT Group (The)	542,790	2,323,273
Incitec Pivot Ltd.	931,446	2,234,158
James Hardie Industries PLC	204,172	2,799,032
Lendlease Group	174,692	1,751,914
Macquarie Group Ltd.	71,932	6,385,298
Medibank Pvt Ltd.	1,538,464	3,827,996
Mirvac Group	1,462,862	3,246,655
National Australia Bank Ltd.	508,662	9,995,474
Newcrest Mining Ltd.	181,298	4,446,065
Orica Ltd.	220,200	3,311,684
Origin Energy Ltd.	386,084	2,112,901
QBE Insurance Group Ltd.	347,916	2,995,117
Rio Tinto Ltd.	72,666	4,953,412
Santos Ltd.	582,029	2,900,413
Scentre Group	553,436	1,522,009
Seek Ltd.	230,476	3,321,671
South32 Ltd.	1,188,346	2,571,873
Stockland	579,860	1,826,486
Suncorp Group Ltd.	441,868	4,114,573
Sydney Airport	848,504	4,889,192
Telstra Corp. Ltd.	1,365,974	3,737,746
Transurban Group	518,938	5,561,895
Treasury Wine Estates Ltd.	231,210	2,820,699
Vicinity Centres	1,688,934	3,038,296
Wesfarmers Ltd.	193,042	5,214,395
Westpac Banking Corp.	676,748	13,363,755
Woodside Petroleum Ltd.	163,682	3,914,779
Woolworths Group Ltd.	201,116	4,937,617

		245,109,084

Security	Shares	Value

Austria — 0.1%
Erste Group Bank AG	76,336	$2,757,156
OMV AG	63,303	3,193,519
voestalpine AG	94,686	2,534,378

		8,485,053
Belgium — 0.3%
Ageas	95,420	5,170,730
Anheuser-Busch InBev SA/NV	162,948	16,522,490
Groupe Bruxelles Lambert SA	61,947	5,895,707
KBC Group NV	52,848	3,429,251
UCB SA	51,380	4,039,922
Umicore SA	63,124	1,998,827

		37,056,927
Brazil — 0.6%
Ambev SA	954,295	5,105,501
B3 SA - Brasil, Bolsa, Balcao	660,600	7,407,302
Banco do Brasil SA	205,200	2,684,299
BR Malls Participacoes SA	660,648	2,635,499
BRF SA(a)	220,272	1,955,905
CCR SA	496,400	1,972,354
Centrais Eletricas Brasileiras SA	132,400	1,386,072
Cia. de Saneamento Basico do Estado de Sao Paulo	131,800	1,870,547
Cielo SA	440,446	847,507
Embraer SA	204,664	1,050,354
Hypera SA	513,800	4,121,215
JBS SA	513,800	3,400,207
Klabin SA	350,800	1,495,464
Kroton Educacional SA	496,400	1,657,041
Natura Cosmeticos SA	146,800	2,386,583
Petroleo Brasileiro SA	293,600	2,246,517
Rumo SA(a)	660,600	3,848,496
Suzano SA	171,713	1,399,681
TIM Participacoes SA	587,200	1,907,081
Ultrapar Participacoes SA	265,900	1,405,611
Vale SA	734,002	9,716,855

		60,500,091
Canada — 3.0%
Agnico Eagle Mines Ltd.	83,676	4,393,603
Alimentation Couche-Tard Inc., Class B	97,288	5,993,679
Aurora Cannabis Inc.(a)(b)	203,318	1,275,818
Bank of Montreal	122,578	9,222,637
Bank of Nova Scotia (The)	247,358	13,272,547
Barrick Gold Corp.	383,148	6,258,633
Bausch Health Companies Inc.(a)	82,208	1,985,162
BCE Inc.	155,608	7,067,327
Bombardier Inc., Class B(a)	695,376	1,202,074
Brookfield Asset Management Inc., Class A	203,318	10,013,003
Cameco Corp.	184,968	1,707,202
Canadian Imperial Bank of Commerce.	66,060	5,223,325
Canadian National Railway Co.	155,608	14,802,994
Canadian Natural Resources Ltd.	264,974	6,745,673
Canadian Pacific Railway Ltd.	33,030	7,926,043
Canadian Tire Corp. Ltd., Class A, NVS	25,690	2,819,317
Canadian Utilities Ltd., Class A, NVS	160,746	4,399,506
Canopy Growth Corp.(a)(b)	52,114	1,717,224
CCL Industries Inc., Class B, NVS	90,282	4,537,648
Cenovus Energy Inc.	287,728	2,688,514
Constellation Software Inc./Canada	5,872	5,615,057
Dollarama Inc.	89,548	3,334,651
Enbridge Inc.	476,366	15,990,719

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Encana Corp.	312,684	$1,435,849
Fairfax Financial Holdings Ltd.	8,604	4,006,333
First Quantum Minerals Ltd.	218,732	2,025,497
Fortis Inc./Canada	57,986	2,297,096
Franco-Nevada Corp.	48,444	4,231,449
Gildan Activewear Inc.	101,656	4,023,972
Husky Energy Inc.	246,624	1,923,185
Imperial Oil Ltd.	119,287	3,282,970
Kinross Gold Corp.(a)	562,244	2,286,398
Magna International Inc.	74,134	3,757,651
Manulife Financial Corp.	422,050	7,681,525
National Bank of Canada	47,554	2,313,330
Nutrien Ltd.	151,938	8,372,413
Open Text Corp.	113,770	4,876,909
Pembina Pipeline Corp.	174,692	6,370,940
Power Corp. of Canada	217,410	4,632,473
Restaurant Brands International Inc.	63,858	4,726,800
Rogers Communications Inc., Class B, NVS	100,558	5,246,338
Royal Bank of Canada	296,536	23,534,997
Saputo Inc.	88,552	2,687,951
Shaw Communications Inc., Class B, NVS	262,280	5,167,105
Shopify Inc., Class A(a)	24,222	7,736,320
SNC-Lavalin Group Inc.	81,474	1,295,493
Sun Life Financial Inc.	125,514	5,241,738
Suncor Energy Inc.	380,946	10,986,121
TC Energy Corp.	226,806	11,161,104
Teck Resources Ltd., Class B	142,396	2,927,839
TELUS Corp.	201,850	7,292,209
Thomson Reuters Corp.	73,400	4,954,633
Toronto-Dominion Bank (The)	417,307	24,517,561
Tourmaline Oil Corp.	146,066	1,935,459
Waste Connections Inc.	76,176	6,910,687
Wheaton Precious Metals Corp.	118,908	3,124,035

		331,156,736
Chile — 0.1%
Aguas Andinas SA, Class A	1,746,657	981,834
Banco de Chile	8,396,226	1,209,719
Banco de Credito e Inversiones SA	19,828	1,254,473
Banco Santander Chile	15,447,030	1,123,372
Cia. Cervecerias Unidas SA	90,736	1,277,543
Colbun SA	3,871,656	730,142
Empresas CMPC SA	614,700	1,447,735
Empresas COPEC SA	124,046	1,143,126
Enel Americas SA	7,510,678	1,244,557
Enel Chile SA	7,944,211	723,133
Itau CorpBanca	70,305,724	547,598
Latam Airlines Group SA	151,938	1,454,346
SACI Falabella	150,470	933,723

		14,071,301
China — 3.6%
51job Inc., ADR(a)(b)	27,892	2,163,025
58.com Inc., ADR(a)(b)	33,030	1,862,231
AAC Technologies Holdings Inc.(b)	298,000	1,627,448
Agricultural Bank of China Ltd., Class H	7,340,000	2,991,173
Alibaba Group Holding Ltd., ADR(a)	324,428	56,161,731
Autohome Inc., ADR(a)(b)	33,030	2,807,550
Baidu Inc., ADR(a)	53,582	5,985,109
Bank of China Ltd., Class H	20,980,000	8,576,502
Bank of Communications Co. Ltd., Class A	1,174,400	990,113

Security	Shares	Value

China (continued)
Beijing Enterprises Water Group Ltd.	4,404,000	$2,334,802
Brilliance China Automotive Holdings Ltd.	1,192,000	1,312,618
China Construction Bank Corp., Class H	22,184,260	17,202,373
China Evergrande Group	596,000	1,591,282
China Gas Holdings Ltd.	587,200	2,449,198
China Huishan Dairy Holdings Co. Ltd.(a)(c)	813,015	1,766
China Life Insurance Co. Ltd., Class H	2,202,000	5,668,225
China Mengniu Dairy Co. Ltd.	1,324,000	5,378,607
China Merchants Bank Co. Ltd., Class A	146,800	778,798
China Merchants Bank Co. Ltd., Class H	1,390,288	6,971,066
China Mobile Ltd.	1,468,000	12,517,917
China Overseas Land & Investment Ltd.	1,192,000	4,096,220
China Pacific Insurance Group Co. Ltd., Class H(b)	1,027,600	4,423,935
China Petroleum & Chemical Corp., Class H	7,435,200	4,806,156
China Resources Land Ltd.	1,192,000	5,139,309
China Shenhua Energy Co. Ltd., Class H	1,390,000	2,770,092
China State Construction Engineering Corp. Ltd., Class A	1,614,897	1,380,234
China Taiping Insurance Holdings Co. Ltd.	2,055,200	5,749,803
China Telecom Corp. Ltd., Class H	5,872,000	2,640,483
China Tower Corp. Ltd., Class H(d)	13,212,000	3,443,130
China Unicom Hong Kong Ltd.	2,648,000	2,591,203
China Vanke Co. Ltd., Class A	734,096	3,063,616
China Yangtze Power Co. Ltd., Class A	587,210	1,595,114
CNOOC Ltd.	5,138,000	8,493,430
Country Garden Holdings Co. Ltd.	2,052,866	2,800,829
CSPC Pharmaceutical Group Ltd.	1,192,000	2,095,315
Ctrip.com International Ltd., ADR(a)(b)	114,504	4,463,366
ENN Energy Holdings Ltd.	367,000	3,809,291
Fosun International Ltd.	1,754,000	2,316,887
GDS Holdings Ltd., ADR(a)(b)	52,114	2,146,055
Geely Automobile Holdings Ltd.	1,468,000	2,276,667
GOME Retail Holdings Ltd.(a)(b)	18,350,000	1,969,111
Great Wall Motor Co. Ltd., Class H(b)	1,835,000	1,258,824
Guangdong Investment Ltd.	1,942,000	4,093,435
Haier Electronics Group Co. Ltd.	2,202,000	5,215,330
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	660,635	2,959,312
Hengan International Group Co. Ltd.	298,000	2,255,586
Huazhu Group Ltd., ADR	93,952	3,077,868
Industrial & Commercial Bank of China Ltd., Class A	367,000	300,357
Industrial & Commercial Bank of China Ltd., Class H	17,366,260	11,758,093
Industrial Bank Co. Ltd., Class A	660,600	1,833,775
iQIYI Inc., ADR(a)(b)	63,124	1,173,475
JD.com Inc., ADR(a)(b)	183,500	5,488,485
Jiangsu Hengrui Medicine Co. Ltd., Class A	127,200	1,235,564
Kunlun Energy Co. Ltd.	1,192,000	1,046,135
Kweichow Moutai Co. Ltd., Class A	3,700	522,190
Lenovo Group Ltd.	2,670,000	2,169,317
Meituan Dianping, Class B(a)	293,600	2,398,564
Midea Group Co. Ltd., Class A	221,230	1,755,997
Momo Inc., ADR	49,178	1,670,577
NetEase Inc., ADR	19,084	4,404,969
New Oriental Education & Technology Group Inc., ADR(a)	44,774	4,670,376
PetroChina Co. Ltd., Class H	5,560,000	2,954,764
Pinduoduo Inc., ADR(a)(b)	84,410	1,879,811
Ping An Insurance Group Co. of China Ltd., Class H	1,390,000	16,585,036
Shanghai Pudong Development Bank Co. Ltd., Class A	880,802	1,517,126

18	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Shimao Property Holdings Ltd.	847,500	$2,365,625
SINA Corp./China(a)	84,410	3,302,119
Sino Biopharmaceutical Ltd.	2,052,000	2,537,508
Sino-Ocean Group Holding Ltd.	3,303,000	1,341,808
Sunac China Holdings Ltd.	734,000	3,356,865
Sunny Optical Technology Group Co. Ltd.	205,200	2,422,167
TAL Education Group, ADR(a)(b)	104,962	3,379,776
Tencent Holdings Ltd.	1,370,000	64,440,527
TravelSky Technology Ltd., Class H	1,468,000	2,895,530
Want Want China Holdings Ltd.	3,670,000	2,873,964
Weibo Corp., ADR(a)(b)	23,488	920,025
Wuliangye Yibin Co. Ltd., Class A	73,400	1,285,677
Wuxi Biologics Cayman Inc.(a)(d)	367,000	3,954,630
Yum China Holdings Inc.	100,558	4,575,389
YY Inc., ADR(a)(b)	41,104	2,638,466

		395,956,822
Colombia — 0.0%
Ecopetrol SA	1,938,494	1,730,956
Grupo de Inversiones Suramericana SA	135,872	1,423,716

		3,154,672
Czech Republic — 0.0%
CEZ AS	118,174	2,669,985
Komercni Banka AS	67,528	2,620,934

		5,290,919
Denmark — 0.5%
AP Moller - Maersk A/S, Class A	2,202	2,372,190
Carlsberg A/S, Class B	33,030	4,538,845
Chr Hansen Holding A/S	35,966	3,166,160
Danske Bank A/S	133,588	1,996,853
DSV A/S	47,710	4,588,423
Genmab A/S(a)	16,612	3,101,135
Novo Nordisk A/S, Class B	379,478	18,332,681
Novozymes A/S, Class B	76,176	3,558,549
Pandora A/S	30,094	1,165,771
Tryg A/S	292,866	9,004,342
Vestas Wind Systems A/S	47,188	3,903,574

		55,728,523
Egypt — 0.0%
Commercial International Bank Egypt SAE	317,406	1,385,898

Finland — 0.4%
Fortum OYJ	125,514	2,906,743
Metso OYJ	105,696	4,108,275
Neste OYJ	136,524	4,558,654
Nokia OYJ	1,256,608	6,826,943
Nordea Bank Abp	603,348	3,899,405
Sampo OYJ, Class A	115,972	4,864,071
Stora Enso OYJ, Class R	278,908	3,240,444
UPM-Kymmene OYJ	176,894	4,815,519
Wartsila OYJ Abp	258,368	3,275,087

		38,495,141
France — 3.2%
Accor SA	102,026	4,577,908
Air Liquide SA	92,484	12,871,458
Airbus SE	137,258	19,570,517
Alstom SA	104,228	4,530,492
Arkema SA	68,262	6,209,437
Atos SE	27,532	2,239,590
AXA SA	425,828	10,857,275

Security	Shares	Value

France (continued)
BNP Paribas SA	229,742	$10,789,420
Bouygues SA	92,484	3,334,223
Capgemini SE	42,572	5,462,810
Carrefour SA	175,426	3,399,532
Cie. de Saint-Gobain	165,884	6,419,082
Cie. Generale des Etablissements Michelin SCA	49,912	5,582,208
Credit Agricole SA	268,644	3,224,386
Danone SA	134,322	11,725,040
Edenred	105,296	5,327,228
Engie SA	418,536	6,486,691
EssilorLuxottica SA	59,454	8,118,948
Getlink SE	298,004	4,329,959
Hermes International	7,148	5,066,433
Iliad SA	12,478	1,303,164
Ingenico Group SA	33,030	3,162,701
Kering SA	17,616	9,208,609
Legrand SA	61,748	4,390,388
L’Oreal SA	57,467	15,484,066
LVMH Moet Hennessy Louis Vuitton SE	67,628	28,258,964
Orange SA	453,145	6,773,336
Pernod Ricard SA	57,986	10,268,522
Publicis Groupe SA	68,262	3,398,089
Renault SA	49,912	2,808,609
Safran SA	83,676	12,097,454
Sanofi	264,464	22,219,511
Schneider Electric SE	131,685	11,447,937
SES SA	119,642	1,992,812
Societe Generale SA	153,406	3,792,663
STMicroelectronics NV	263,506	4,903,972
Suez	217,264	3,212,454
TOTAL SA	544,216	28,499,916
Ubisoft Entertainment SA(a)	28,626	2,382,764
Unibail-Rodamco-Westfield	19,508	2,628,145
Unibail-Rodamco-Westfield, New	6,916	931,733
Valeo SA(b)	71,932	2,274,530
Veolia Environnement SA	162,214	4,126,916
Vinci SA	112,302	11,658,452
Vivendi SA	226,806	6,358,598
Wendel SA	33,030	4,596,949
Worldline SA/France(a)(d)	51,380	3,706,980

		352,010,871
Germany — 2.3%
1&1 Drillisch AG	41,838	1,271,700
adidas AG	43,306	13,961,201
Allianz SE, Registered	101,866	23,863,059
BASF SE	198,180	13,356,160
Bayer AG, Registered	201,850	13,203,460
Bayerische Motoren Werke AG	60,922	4,533,115
Beiersdorf AG	41,838	4,891,154
Commerzbank AG	339,842	2,331,956
Continental AG	23,488	3,275,218
Covestro AG(d)	53,582	2,452,548
Daimler AG, Registered	173,958	9,082,849
Deutsche Bank AG, Registered(b)	457,282	3,584,329
Deutsche Boerse AG	55,050	7,741,263
Deutsche Post AG, Registered	226,072	7,427,918
Deutsche Telekom AG, Registered	724,458	12,002,377
Deutsche Wohnen SE	89,548	3,312,124
E.ON SE	465,724	4,694,834
Fresenius Medical Care AG & Co. KGaA	59,454	4,163,733

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Fresenius SE & Co. KGaA	99,824	$5,061,499
GEA Group AG	112,302	2,832,089
HeidelbergCement AG	77,070	5,630,834
Henkel AG & Co. KGaA	10,276	973,082
Infineon Technologies AG	290,664	5,508,101
LANXESS AG	60,922	3,672,345
Merck KGaA	38,168	3,928,353
METRO AG(b)	108,632	1,693,312
MTU Aero Engines AG	13,946	3,516,973
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	43,306	10,501,639
Puma SE	66,060	4,652,113
RWE AG	143,864	3,917,957
SAP SE	218,862	27,224,030
Siemens AG, Registered	176,508	19,453,907
thyssenkrupp AG(b)	143,971	1,873,875
Vonovia SE	108,632	5,353,284
Wirecard AG	28,626	4,831,823
Zalando SE(a)(d)	55,784	2,588,740

		248,362,954
Greece — 0.0%
Alpha Bank AE(a)	327,753	643,354
Jumbo SA	77,928	1,531,403

		2,174,757
Hong Kong — 1.1%
AIA Group Ltd.	2,740,000	28,317,429
Bank of East Asia Ltd. (The)	1,321,200	3,831,326
BeiGene Ltd., ADR(a)(b)	11,744	1,612,921
CK Asset Holdings Ltd.	367,016	2,782,662
CK Hutchison Holdings Ltd.	367,016	3,453,126
CLP Holdings Ltd.	367,000	3,996,825
Galaxy Entertainment Group Ltd.	596,000	4,111,448
Hang Lung Properties Ltd.	2,202,000	5,209,704
Hang Seng Bank Ltd.	242,300	5,785,188
Henderson Land Development Co. Ltd.	1,216,003	6,330,194
Hong Kong & China Gas Co. Ltd.	4,032,330	8,932,230
Hong Kong Exchanges & Clearing Ltd.	308,000	10,450,415
Link REIT	662,000	7,729,634
Melco Resorts & Entertainment Ltd., ADR	135,790	3,051,201
New World Development Co. Ltd.	2,936,666	4,164,207
NWS Holdings Ltd.	1,468,000	2,738,001
Sands China Ltd.	880,800	4,287,035
Swire Pacific Ltd., Class A	367,000	4,205,457
Techtronic Industries Co. Ltd.	662,000	4,976,903
WH Group Ltd.(d)	2,936,000	2,891,779
Wharf Holdings Ltd. (The)	561,200	1,372,190
Wharf Real Estate Investment Co. Ltd.	561,200	3,563,106

		123,792,981
Hungary — 0.0%
OTP Bank Nyrt	91,750	3,857,548

Indonesia — 0.3%
Astra International Tbk PT	5,798,600	2,895,784
Bank Central Asia Tbk PT	2,275,400	5,024,158
Bank Mandiri Persero Tbk PT	3,627,714	2,063,995
Bank Negara Indonesia Persero Tbk PT	3,303,088	1,997,123
Bank Rakyat Indonesia Persero Tbk PT	12,184,400	3,894,279
Charoen Pokphand Indonesia Tbk PT	3,156,245	1,210,303
Indocement Tunggal Prakarsa Tbk PT	660,600	1,059,213

Security	Shares	Value

Indonesia (continued)
Indofood Sukses Makmur Tbk PT	2,569,000	$1,296,688
Kalbe Farma Tbk PT	11,230,200	1,177,741
Semen Indonesia Persero Tbk PT	1,468,000	1,348,398
Telekomunikasi Indonesia Persero Tbk PT	8,709,600	2,671,847
Unilever Indonesia Tbk PT	734,000	2,283,113
United Tractors Tbk PT	748,606	1,331,170

		28,253,812
Ireland — 0.4%
Bank of Ireland Group PLC	390,488	1,739,077
CRH PLC	220,200	7,355,119
Flutter Entertainment PLC	27,892	2,222,913
Kerry Group PLC, Class A	47,710	5,598,880
Linde PLC	133,588	25,552,712
Smurfit Kappa Group PLC	93,952	2,983,367

		45,452,068
Israel — 0.2%
Israel Chemicals Ltd.	609,220	3,317,095
Mizrahi Tefahot Bank Ltd.(a)	204,786	4,948,502
Nice Ltd.(a)	44,040	6,786,913
Teva Pharmaceutical Industries Ltd., ADR(a)	236,348	1,874,239
Wix.com Ltd.(a)	21,286	3,161,397

		20,088,146
Italy — 0.7%
Assicurazioni Generali SpA	227,336	4,262,471
Atlantia SpA	155,608	4,029,886
CNH Industrial NV	362,596	3,703,675
Davide Campari-Milano SpA	433,060	4,059,862
Enel SpA	1,600,120	11,043,973
Eni SpA	523,832	8,284,262
Ferrari NV	31,562	5,118,305
Fiat Chrysler Automobiles NV	256,166	3,432,850
Intesa Sanpaolo SpA	2,465,506	5,381,482
Leonardo SpA	136,795	1,681,475
Mediobanca Banca di Credito Finanziario SpA	420,582	4,239,770
Recordati SpA	66,794	3,014,152
Snam SpA	1,080,556	5,340,520
Telecom Italia SpA/Milano(a)	2,736,352	1,555,621
Tenaris SA	264,974	3,358,825
Terna Rete Elettrica Nazionale SpA	540,054	3,309,533
UniCredit SpA	337,640	4,005,892

		75,822,554
Japan — 7.1%
Acom Co. Ltd.	954,200	3,392,321
Aeon Co. Ltd.	146,800	2,558,099
Aisin Seiki Co. Ltd.	59,600	1,945,954
Ajinomoto Co. Inc.	205,200	3,698,608
Alps Alpine Co. Ltd.	146,800	2,704,122
Asahi Group Holdings Ltd.	146,800	6,402,008
Asahi Kasei Corp.	440,400	4,514,531
Astellas Pharma Inc.	293,600	4,200,853
Bandai Namco Holdings Inc.	73,400	3,988,579
Bridgestone Corp.	146,800	5,543,449
Canon Inc.	278,000	7,605,793
Casio Computer Co. Ltd.	220,200	2,527,002
Central Japan Railway Co.	59,600	12,032,530
Chugai Pharmaceutical Co. Ltd.	73,400	5,273,037
Chugoku Electric Power Co. Inc. (The)	367,000	4,593,627
Concordia Financial Group Ltd.	714,800	2,534,635
Dai-ichi Life Holdings Inc.	278,000	4,114,630

20	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Daiichi Sankyo Co. Ltd.	132,400	$8,105,575
Daikin Industries Ltd.	59,600	7,457,205
Daiwa House Industry Co. Ltd.	146,800	4,206,261
Daiwa House REIT Investment Corp.	2,936	7,206,484
Daiwa Securities Group Inc.	714,800	3,104,105
Denso Corp.	132,400	5,655,733
East Japan Railway Co.	132,400	12,200,433
Eisai Co. Ltd.	59,600	3,241,977
FamilyMart UNY Holdings Co. Ltd.	73,400	1,575,151
FANUC Corp.	59,600	10,720,589
Fast Retailing Co. Ltd.	14,500	8,754,087
FUJIFILM Holdings Corp.	146,800	7,005,027
Fujitsu Ltd.	59,600	4,689,503
Hitachi Ltd.	278,000	9,965,241
Honda Motor Co. Ltd.	367,000	9,161,902
Hoya Corp.	132,400	10,249,339
ITOCHU Corp.	429,000	8,226,369
Japan Post Holdings Co. Ltd.	350,800	3,450,651
Japan Tobacco Inc.	278,000	6,194,990
JFE Holdings Inc.	132,400	1,765,130
JTEKT Corp.	148,800	1,778,885
JXTG Holdings Inc.	1,006,080	4,769,324
Kakaku.com Inc.	132,400	2,775,431
Kansai Electric Power Co. Inc. (The)	205,200	2,543,856
Kao Corp.	132,400	9,729,860
KDDI Corp.	423,600	11,132,789
Keikyu Corp.	204,000	3,449,634
Keyence Corp.	23,500	13,663,873
Kintetsu Group Holdings Co. Ltd.	132,400	6,316,666
Kirin Holdings Co. Ltd.	220,200	4,806,576
Komatsu Ltd.	220,200	4,959,697
Kubota Corp.	288,200	4,492,549
Kyocera Corp.	132,400	8,158,011
Kyushu Electric Power Co. Inc.	587,200	5,857,127
Lion Corp.	146,800	2,902,875
M3 Inc.	146,800	2,996,167
Marubeni Corp.	714,800	4,674,262
Mazda Motor Corp.	954,200	9,482,678
MEIJI Holdings Co. Ltd.	73,400	5,117,550
MINEBEA MITSUMI Inc.	220,200	3,814,839
MISUMI Group Inc.	146,800	3,344,998
Mitsubishi Chemical Holdings Corp.	660,600	4,725,047
Mitsubishi Corp.	350,800	9,487,674
Mitsubishi Electric Corp.	367,000	4,842,068
Mitsubishi Estate Co. Ltd.	288,200	5,340,625
Mitsubishi Heavy Industries Ltd.	132,400	5,497,207
Mitsubishi Motors Corp.	734,000	3,258,466
Mitsubishi UFJ Financial Group Inc.	2,715,800	13,111,880
Mitsui & Co. Ltd.	496,400	8,133,508
Mitsui Fudosan Co. Ltd.	73,400	1,670,809
Mizuho Financial Group Inc.	5,810,800	8,263,297
MS&AD Insurance Group Holdings Inc.	220,200	7,262,595
Murata Manufacturing Co. Ltd.	184,800	8,243,025
Nexon Co. Ltd.(a)	147,600	2,354,531
Nidec Corp.	59,900	8,118,153
Nintendo Co. Ltd.	30,100	11,116,832
Nippon Prologis REIT Inc.	2,202	5,307,515
Nippon Steel Corp.	205,534	3,249,359
Nippon Telegraph & Telephone Corp.	205,200	9,302,274
Nissan Motor Co. Ltd.	714,800	4,679,529

Security	Shares	Value

Japan (continued)
Nitto Denko Corp.	59,600	$2,958,729
Nomura Holdings Inc.	1,174,400	3,716,545
Nomura Real Estate Master Fund Inc.	4,404	7,013,139
NTT DOCOMO Inc.	293,620	7,071,760
Olympus Corp.	320,800	3,524,885
Ono Pharmaceutical Co. Ltd.	132,400	2,418,137
Oriental Land Co. Ltd./Japan	73,400	9,761,879
ORIX Corp.	350,200	5,036,494
Otsuka Holdings Co. Ltd.	146,800	5,431,228
Panasonic Corp.	569,200	4,847,702
Rakuten Inc.	277,400	2,851,286
Recruit Holdings Co. Ltd.	221,400	7,581,535
Renesas Electronics Corp.(a)	293,600	1,754,975
Resona Holdings Inc.	714,800	2,925,693
SBI Holdings Inc./Japan	132,430	3,041,956
Secom Co. Ltd.	59,600	4,693,895
Seven & i Holdings Co. Ltd.	205,200	7,045,688
Seven Bank Ltd.	587,200	1,595,432
Shin-Etsu Chemical Co. Ltd.	73,400	7,541,119
Shionogi & Co. Ltd.	73,400	4,094,716
Shiseido Co. Ltd.	59,000	4,372,222
Softbank Corp.	367,000	4,965,443
SoftBank Group Corp.	410,800	21,293,874
Sompo Holdings Inc.	146,800	6,127,539
Sony Corp.	293,600	16,684,430
Subaru Corp.	146,800	3,440,319
Sumitomo Chemical Co. Ltd.	714,800	3,291,734
Sumitomo Corp.	459,300	6,867,820
Sumitomo Electric Industries Ltd.	350,800	4,374,701
Sumitomo Mitsui Financial Group Inc.	367,000	12,868,239
Sumitomo Mitsui Trust Holdings Inc.	132,408	4,553,640
Suzuki Motor Corp.	59,000	2,319,788
Sysmex Corp.	73,400	5,370,385
T&D Holdings Inc.	278,000	3,139,102
Takeda Pharmaceutical Co. Ltd.	368,734	12,344,905
TDK Corp.	59,600	4,649,431
Terumo Corp.	267,800	7,848,396
Tohoku Electric Power Co. Inc.	367,000	3,687,746
Tokio Marine Holdings Inc.	205,200	10,955,970
Tokyo Electric Power Co. Holdings Inc.(a)	496,400	2,400,276
Tokyo Electron Ltd.	59,600	10,262,233
Tokyo Gas Co. Ltd.	132,400	3,318,688
Toray Industries Inc.	587,200	4,071,866
Toshiba Corp.	146,800	4,711,932
Toyota Motor Corp.	569,200	36,823,033
Unicharm Corp.	146,800	4,188,684
USS Co. Ltd.	278,000	5,548,478
Yamaha Corp.	146,800	6,976,634
Yaskawa Electric Corp.	73,400	2,467,511
ZOZO Inc.	59,600	1,132,441

		767,261,824
Malaysia — 0.3%
AirAsia Group Bhd	1,614,800	766,996
Alliance Bank Malaysia Bhd	1,551,300	1,383,444
CIMB Group Holdings Bhd	1,394,600	1,716,847
Dialog Group Bhd	1,981,800	1,656,903
DiGi.Com Bhd(b)	1,394,600	1,689,810
Genting Bhd	954,200	1,588,599
Genting Plantations Bhd	587,200	1,380,308
Hong Leong Bank Bhd	440,400	1,916,778

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
Hong Leong Financial Group Bhd	350,800	$1,528,507
IHH Healthcare Bhd	1,688,200	2,348,302
Malaysia Airports Holdings Bhd(b)	352,200	716,093
Maxis Bhd(b)	954,200	1,313,427
Petronas Gas Bhd	513,800	2,002,158
PPB Group Bhd	1,027,600	4,656,760
Press Metal Aluminium Holdings Bhd	734,000	809,330
Public Bank Bhd	440,470	2,337,645
RHB Capital Bhd(a)(c)	146,400	—
Telekom Malaysia Bhd	660,600	654,757
Tenaga Nasional Bhd	278,000	931,045
YTL Corp. Bhd	2,246,900	560,840

		29,958,549
Mexico — 0.3%
Alfa SAB de CV, Class A	2,202,000	1,925,652
America Movil SAB de CV, Series L, NVS	7,266,600	5,160,282
Cemex SAB de CV, CPO	6,075,654	2,179,679
Fomento Economico Mexicano SAB de CV	734,000	6,716,580
Grupo Financiero Banorte SAB de CV, Class O	591,200	3,004,858
Grupo Mexico SAB de CV, Series B	933,228	2,305,262
Grupo Televisa SAB, CPO	880,800	1,685,757
Mexichem SAB de CV	734,023	1,357,666
Wal-Mart de Mexico SAB de CV	1,541,400	4,591,171

		28,926,907
Netherlands — 1.1%
Adyen NV(a)(d)	2,202	1,684,322
Aegon NV	590,136	2,941,646
AerCap Holdings NV(a)	79,272	4,322,702
Akzo Nobel NV	73,400	6,983,277
ArcelorMittal	168,086	2,716,999
ASML Holding NV	95,420	21,545,595
Heineken NV	68,996	7,460,771
ING Groep NV	714,182	8,008,953
Koninklijke Ahold Delhaize NV	264,240	6,017,958
Koninklijke DSM NV	42,572	5,346,681
Koninklijke KPN NV	1,003,520	2,883,800
Koninklijke Philips NV	232,678	11,006,318
Koninklijke Vopak NV	63,124	3,134,588
NN Group NV	147,534	5,589,915
NXP Semiconductors NV	71,932	7,437,050
Unilever NV	292,132	17,020,840
Wolters Kluwer NV	91,464	6,676,368

		120,777,783
New Zealand — 0.1%
Auckland International Airport Ltd.	794,188	4,877,345
Fisher & Paykel Healthcare Corp. Ltd.	285,526	3,109,377

		7,986,722
Norway — 0.2%
DNB ASA	226,608	4,096,172
Equinor ASA	259,432	4,693,931
Orkla ASA	689,960	5,929,869
Telenor ASA	174,692	3,582,416
Yara International ASA	106,430	5,048,619

		23,351,007
Pakistan — 0.0%
Habib Bank Ltd.	132,400	99,781
MCB Bank Ltd.	220,200	241,185

Security	Shares	Value

Pakistan (continued)
Oil & Gas Development Co. Ltd.	293,600	$233,004

		573,970
Peru — 0.1%
Cia. de Minas Buenaventura SAA, ADR	180,564	2,751,795
Credicorp Ltd.	16,148	3,520,103

		6,271,898
Philippines — 0.1%
Aboitiz Equity Ventures Inc.	719,320	749,181
Aboitiz Power Corp.	1,839,500	1,279,652
Ayala Land Inc.	2,055,200	2,011,279
Bank of the Philippine Islands	1,163,744	2,058,206
BDO Unibank Inc.	1,308,595	3,780,171
Jollibee Foods Corp.	565,180	2,876,573
Metropolitan Bank & Trust Co.	389,029	579,100
Security Bank Corp.	209,800	752,415
SM Prime Holdings Inc.	3,449,825	2,474,451

		16,561,028
Poland — 0.1%
Alior Bank SA(a)	118,908	1,449,416
Bank Millennium SA(a)	944,684	1,856,604
Bank Polska Kasa Opieki SA	70,464	1,888,254
CCC SA	4,404	171,618
Cyfrowy Polsat SA	224,604	1,752,836
KGHM Polska Miedz SA(a)	58,720	1,440,064
mBank SA(a)	12,478	1,132,640
Powszechna Kasa Oszczednosci Bank Polski SA	250,432	2,659,000

		12,350,432
Portugal — 0.1%
Banco Espirito Santo SA, Registered(a)(c)	3	—
EDP - Energias de Portugal SA	926,484	3,425,768
Jeronimo Martins SGPS SA	160,012	2,601,987

		6,027,755
Qatar — 0.1%
Masraf Al Rayan QSC	3,148,860	3,295,659
Ooredoo QPSC	616,560	1,204,679
Qatar Insurance Co. SAQ	1,365,240	1,302,041
Qatar National Bank QPSC	932,180	4,969,894

		10,772,273
Russia — 0.5%
Alrosa PJSC	10	13
Gazprom PJSC	2,451,560	9,156,510
LUKOIL PJSC, ADR, New	121,110	9,864,410
MMC Norilsk Nickel PJSC, ADR	267,910	6,111,027
Mobile TeleSystems PJSC, ADR	355,990	2,908,438
Novatek PJSC, GDR(e)	31,562	6,621,708
PhosAgro PJSC, GDR(e)	289,196	3,606,274
Sberbank of Russia PJSC, ADR	648,856	9,700,397
Surgutneftegas PJSC, ADR, New	344,246	1,438,948
Tatneft PJSC, ADR	80,740	5,634,037

		55,041,762
Saudi Arabia — 0.2%
Al Rajhi Bank	74,868	1,373,377
Alinma Bank	848,504	5,689,799
National Commercial Bank	41,104	601,674
Riyad Bank	507,194	3,516,030
Samba Financial Group	367,734	3,206,170
Saudi Telecom Co.	138,726	3,994,723

		18,381,773

22	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore — 0.4%
Ascendas REIT	3,743,499	$8,370,251
CapitaLand Ltd.	2,422,200	6,407,047
CapitaLand Mall Trust	2,495,600	4,777,664
DBS Group Holdings Ltd.	350,800	6,769,667
Genting Singapore Ltd.	2,789,200	1,875,024
Keppel Corp. Ltd.	807,400	3,775,792
Oversea-Chinese Banking Corp. Ltd.(b)	356,400	3,005,265
Singapore Press Holdings Ltd.(b)	236,000	381,104
Singapore Telecommunications Ltd.	1,101,000	2,678,989
United Overseas Bank Ltd.	140,800	2,716,101

		40,756,904
South Africa — 0.7%
Bid Corp. Ltd.	136,524	2,890,037
Capitec Bank Holdings Ltd.	35,966	2,994,259
FirstRand Ltd.	913,096	3,978,035
Gold Fields Ltd.	353,788	1,898,019
Growthpoint Properties Ltd.	1,441,576	2,426,740
Momentum Metropolitan Holdings(a)	1,268,352	1,515,893
Mr. Price Group Ltd.	152,484	1,900,543
MTN Group Ltd.	390,881	3,108,847
MultiChoice Group Ltd.(a)	147,534	1,399,068
Naspers Ltd., Class N	99,824	24,702,404
Nedbank Group Ltd.	116,706	1,985,536
Old Mutual Ltd.	1,799,228	2,439,803
PSG Group Ltd.	157,810	2,547,339
Redefine Properties Ltd.	3,427,046	2,127,736
Sanlam Ltd.	912,362	4,805,208
Sappi Ltd.	417,808	1,538,141
Sasol Ltd.	124,780	2,735,718
Standard Bank Group Ltd.	326,630	4,137,678
Woolworths Holdings Ltd./South Africa	535,820	2,079,203

		71,210,207
South Korea — 1.3%
Amorepacific Corp.	12,244	1,448,872
AMOREPACIFIC Group	19,818	963,177
BGF retail Co. Ltd.	5,180	895,368
Celltrion Inc.(a)(b)	19,818	2,856,030
CJ CheilJedang Corp.	4,964	1,195,791
CJ Corp.	10,712	843,849
CJ ENM Co. Ltd.	7,435	1,041,315
GS Engineering & Construction Corp.	41,120	1,178,233
GS Retail Co. Ltd.	20,980	661,444
Hana Financial Group Inc.	80,276	2,357,866
Hankook Tire & Technology Co. Ltd.	25,690	670,967
Hanmi Pharm Co. Ltd.	4,535	1,111,614
Hanmi Science Co. Ltd.	17,385	689,904
Hanwha Corp.	73,992	1,491,598
HDC Holdings Co. Ltd.	1	11
Hyundai Glovis Co. Ltd.	8,074	1,050,964
Hyundai Heavy Industries Holdings Co. Ltd.	4,034	1,111,558
Hyundai Marine & Fire Insurance Co. Ltd.	36,700	867,015
Hyundai Mobis Co. Ltd.	14,680	2,990,347
Hyundai Motor Co.	33,764	3,610,131
Hyundai Steel Co.	31,562	1,035,082
KB Financial Group Inc.	80,740	2,961,809
KCC Corp.	7,300	1,502,451
Kia Motors Corp.	56,706	2,096,938
Korea Aerospace Industries Ltd.	41,838	1,306,664
Korea Electric Power Corp.(a)	59,582	1,405,069

Security	Shares	Value

South Korea (continued)
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	14,750	$1,352,696
Korea Zinc Co. Ltd.	4,248	1,588,826
KT&G Corp.	26,550	2,161,073
LG Chem Ltd.(b)	10,060	2,869,791
LG Corp.	44,774	2,675,616
LG Display Co. Ltd.(a)(b)	120,376	1,475,321
LG Electronics Inc.	29,360	1,620,495
LG Household & Health Care Ltd.	2,786	2,960,022
Lotte Chemical Corp.	8,604	1,694,474
Lotte Corp.	40,370	1,160,155
Lotte Shopping Co. Ltd.	3,670	421,875
Mirae Asset Daewoo Co. Ltd.	617,294	3,934,069
NAVER Corp.	30,240	3,527,276
NCSoft Corp.	4,236	1,723,974
OCI Co. Ltd.	11,744	747,463
Orion Corp./Republic of Korea	9,398	641,838
Ottogi Corp.	2,058	1,121,976
POSCO	15,414	2,937,923
Samsung Biologics Co. Ltd.(a)(b)(d)	5,488	1,298,825
Samsung C&T Corp.	27,892	2,161,860
Samsung Electronics Co. Ltd.	1,037,142	39,755,211
Samsung Fire & Marine Insurance Co. Ltd.	11,516	2,559,976
Samsung SDI Co. Ltd.	18,350	3,862,015
Shinhan Financial Group Co. Ltd.	80,960	2,976,722
SK Holdings Co. Ltd.	11,522	2,152,280
SK Hynix Inc.	126,248	8,205,960
SK Innovation Co. Ltd.	22,020	3,182,673
SK Telecom Co. Ltd.	7,876	1,654,286
Woongjin Coway Co. Ltd.	21,708	1,539,431
Woori Financial Group Inc.	108,196	1,198,012

		142,506,181
Spain — 0.8%
ACS Actividades de Construccion y Servicios SA	106,798	4,352,065
Amadeus IT Group SA	108,226	8,598,795
Banco Bilbao Vizcaya Argentaria SA	1,298,446	6,649,449
Banco de Sabadell SA	2,201,266	1,940,124
Banco Santander SA	3,396,218	14,607,349
Bankia SA	889,608	1,775,452
CaixaBank SA	855,340	2,128,469
Ferrovial SA	248,699	6,521,028
Grifols SA	130,652	4,262,210
Iberdrola SA	1,321,934	12,613,677
Iberdrola SA, New(a)(c)	30,575	291,743
Industria de Diseno Textil SA	241,486	7,267,568
Red Electrica Corp. SA	188,820	3,594,970
Repsol SA	457,412	7,326,027
Telefonica SA	935,850	7,211,510

		89,140,436
Sweden — 0.7%
Assa Abloy AB, Class B	233,412	5,423,405
Atlas Copco AB, Class A	226,806	7,021,821
Boliden AB	146,800	3,367,334
Electrolux AB, Series B	120,376	2,813,289
Epiroc AB, Class A	300,940	3,328,389
Essity AB, Class B	137,258	4,120,680
Hennes & Mauritz AB, Class B	192,308	3,381,024
Hexagon AB, Class B	98,356	4,818,784
Investor AB, Class B	113,036	5,427,246
Lundin Petroleum AB	121,110	3,858,088

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Millicom International Cellular SA, SDR	26,088	$1,351,018
Sandvik AB	333,236	5,181,004
Skandinaviska Enskilda Banken AB, Class A	354,991	3,369,642
SKF AB, Class B	289,930	4,802,372
Svenska Handelsbanken AB, Class A	321,492	2,922,304
Swedbank AB, Class A	211,452	2,913,949
Telefonaktiebolaget LM Ericsson, Class B	709,778	6,296,379
Telia Co. AB	708,310	3,185,979
Volvo AB, Class B	313,418	4,712,795

		78,295,502
Switzerland — 2.8%
ABB Ltd., Registered	394,158	7,487,011
Adecco Group AG, Registered	48,444	2,664,909
Alcon Inc.(a)	88,814	5,203,244
Barry Callebaut AG, Registered	2,052	4,039,746
Cie. Financiere Richemont SA, Registered	112,302	9,687,466
Coca-Cola HBC AG	82,942	2,880,195
Credit Suisse Group AG, Registered	407,370	4,950,163
Geberit AG, Registered	10,276	4,769,517
Givaudan SA, Registered	734	1,961,782
Julius Baer Group Ltd.	62,390	2,687,181
Kuehne + Nagel International AG, Registered	17,616	2,611,261
LafargeHolcim Ltd., Registered	105,696	5,226,080
Lonza Group AG, Registered	20,552	7,085,250
Nestle SA, Registered	686,290	73,273,589
Novartis AG, Registered	497,028	45,917,354
Partners Group Holding AG	8,808	7,065,973
Roche Holding AG, NVS	155,396	41,854,892
Schindler Holding AG, Participation Certificates, NVS	15,414	3,584,144
Schindler Holding AG, Registered	8,074	1,828,476
SGS SA, Registered	1,324	3,289,939
Sika AG, Registered	38,902	5,658,473
Sonova Holding AG, Registered	18,350	4,253,864
Swatch Group AG (The), Bearer	9,332	2,731,731
Swiss Prime Site AG, Registered	113,036	9,996,264
Swiss Re AG	77,070	7,517,050
Swisscom AG, Registered	11,010	5,365,985
Temenos AG, Registered	22,020	3,916,891
UBS Group AG, Registered	763,360	8,555,030
Vifor Pharma AG	27,158	4,051,754
Zurich Insurance Group AG	31,562	11,046,700

		301,161,914
Taiwan — 1.3%
Acer Inc.	3,508,000	2,137,821
ASE Technology Holding Co. Ltd.	1,468,873	3,301,900
Cathay Financial Holding Co. Ltd.	2,208,000	2,897,088
Chang Hwa Commercial Bank Ltd.	6,065,535	4,252,341
China Airlines Ltd.	4,964,000	1,526,132
China Development Financial Holding Corp.	18,844,000	5,623,718
China Steel Corp.	2,225,305	1,717,526
Chunghwa Telecom Co. Ltd.	734,140	2,549,794
CTBC Financial Holding Co. Ltd.	3,726,142	2,432,528
E.Sun Financial Holding Co. Ltd.	7,075,753	5,916,276
Eva Airways Corp.	5,555,007	2,608,194
Far EasTone Telecommunications Co. Ltd.	596,000	1,370,423
First Financial Holding Co. Ltd.	8,074,107	6,075,931
Formosa Plastics Corp.	746,160	2,411,573
Formosa Taffeta Co. Ltd.	1,324,000	1,503,021
Highwealth Construction Corp.	1,324,000	2,077,831

Security	Shares	Value

Taiwan (continued)
Hon Hai Precision Industry Co. Ltd.	2,954,000	$7,466,817
Hua Nan Financial Holdings Co. Ltd.	6,021,505	4,250,520
MediaTek Inc.	596,000	6,027,946
Mega Financial Holding Co. Ltd.	2,258,287	2,331,238
Nan Ya Plastics Corp.	1,488,830	3,413,792
SinoPac Financial Holdings Co. Ltd.	10,276,842	4,098,112
Taishin Financial Holding Co. Ltd.	6,606,789	3,102,028
Taiwan Business Bank	9,073,897	3,910,219
Taiwan Cooperative Financial Holding Co. Ltd.	5,640,196	3,809,044
Taiwan Mobile Co. Ltd.	596,000	2,098,760
Taiwan Semiconductor Manufacturing Co. Ltd.	5,692,000	47,501,214
Uni-President Enterprises Corp.	1,468,600	3,816,079
United Microelectronics Corp.	7,142,000	3,169,578

		143,397,444
Thailand — 0.3%
Bangkok Bank PCL, Foreign	807,400	4,751,728
Bangkok Dusit Medical Services PCL, NVDR	3,552,800	2,887,986
Bangkok Expressway & Metro PCL, NVDR	11,523,800	3,934,316
Central Pattana PCL, NVDR(b)	1,908,400	4,545,287
Charoen Pokphand Foods PCL, NVDR	3,743,400	3,377,641
Energy Absolute PCL, NVDR	880,800	1,496,400
Indorama Ventures PCL, NVDR	1,614,833	2,152,761
Intouch Holdings PCL, NVDR	2,128,600	4,412,234
Kasikornbank PCL, NVDR	513,823	2,881,953
Ratch Group PCL, NVDR	1,835,000	4,027,394

		34,467,700
Turkey — 0.1%
Akbank T.A.S.(a)	969,614	1,316,238
Anadolu Efes Biracilik Ve Malt Sanayii AS	132,120	509,310
Arcelik AS(a)	143,971	451,709
BIM Birlesik Magazalar AS	202,584	1,706,852
TAV Havalimanlari Holding AS	150,061	677,221
Turkiye Garanti Bankasi AS(a)	834,878	1,478,590
Turkiye Sise ve Cam Fabrikalari AS	1,725,634	1,529,622

		7,669,542
United Arab Emirates — 0.1%
Abu Dhabi Commercial Bank PJSC	1,197,154	2,933,282
Aldar Properties PJSC	4,164,716	2,619,140
DP World PLC	111,568	1,718,147
Emaar Properties PJSC	1,364,506	2,054,291

		9,324,860
United Kingdom — 4.8%
3i Group PLC	514,534	7,008,987
Anglo American PLC	257,634	6,432,230
Antofagasta PLC	112,576	1,294,628
Aptiv PLC	61,656	5,404,148
Ashtead Group PLC	129,918	3,615,846
Associated British Foods PLC	80,740	2,392,463
AstraZeneca PLC	297,820	25,749,052
Auto Trader Group PLC(d)	542,426	3,598,493
Aviva PLC	672,907	3,346,025
BAE Systems PLC	825,016	5,541,908
Barclays PLC	3,433,652	6,478,041
Barratt Developments PLC	239,284	1,890,380
Berkeley Group Holdings PLC	77,070	3,659,606
BPPLC	4,248,392	28,387,013
British American Tobacco PLC	529,214	19,128,849
British Land Co. PLC (The)	495,450	3,081,802
BT Group PLC	1,870,232	4,423,834

24	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Burberry Group PLC	111,848	$3,093,753
Capri Holdings Ltd.(a)	51,380	1,828,614
Carnival PLC	106,628	4,834,662
Centrica PLC	1,709,088	1,592,121
Compass Group PLC	396,360	10,109,281
Diageo PLC	492,768	20,777,044
Experian PLC	288,462	8,830,185
Ferguson PLC	63,124	4,764,291
Fresnillo PLC	125,680	924,872
G4S PLC	665,004	1,559,723
GlaxoSmithKline PLC	1,122,728	23,406,062
Glencore PLC	2,385,500	7,782,808
HSBC Holdings PLC	4,222,024	33,949,148
Imperial Brands PLC	215,062	5,516,821
Intertek Group PLC	45,732	3,196,284
J Sainsbury PLC	865,386	2,083,747
Johnson Matthey PLC	91,464	3,600,579
Kingfisher PLC	767,764	2,090,758
Land Securities Group PLC	317,088	3,091,314
Legal & General Group PLC	1,970,790	6,317,586
Lloyds Banking Group PLC	14,467,140	9,447,033
London Stock Exchange Group PLC	77,804	6,312,400
Marks & Spencer Group PLC	905,932	2,306,170
Melrose Industries PLC	1,763,802	4,037,537
Micro Focus International PLC	97,622	2,078,445
National Grid PLC	745,010	7,701,939
Next PLC	33,356	2,476,705
NMC Health PLC(b)	55,050	1,667,624
Ocado Group PLC(a)	140,194	2,138,033
Pearson PLC	280,716	2,994,513
Persimmon PLC	74,868	1,841,693
Prudential PLC	481,504	10,011,030
Reckitt Benckiser Group PLC	149,736	11,682,698
RELX PLC	493,982	11,815,870
Rio Tinto PLC	279,024	16,050,765
Rolls-Royce Holdings PLC	457,282	4,826,503
Royal Bank of Scotland Group PLC	949,062	2,521,712
Royal Dutch Shell PLC, Class A	868,091	27,572,516
Royal Dutch Shell PLC, Class B	970,348	30,921,419
RSA Insurance Group PLC	768,498	5,275,177
Severn Trent PLC	171,756	4,237,680
Smith & Nephew PLC	268,644	6,115,018
SSE PLC	237,082	3,194,698
St. James’s Place PLC	413,242	4,978,984
Standard Chartered PLC	616,560	5,109,482
Standard Life Aberdeen PLC	686,290	2,510,900
Taylor Wimpey PLC	1,294,042	2,563,705
Tesco PLC	2,046,392	5,595,240
Unilever PLC	301,674	18,304,865
Vodafone Group PLC	5,783,186	10,627,501
Weir Group PLC (The)	143,864	2,637,030
Wm Morrison Supermarkets PLC	1,276,426	3,042,224
WPP PLC	292,866	3,479,853

		516,859,920
United States — 55.3%
3M Co.	131,386	22,955,762
Abbott Laboratories	408,344	35,566,762
AbbVie Inc.	339,108	22,591,375
Abiomed Inc.(a)	12,034	3,352,191
Accenture PLC, Class A	157,076	30,249,696

Security	Shares	Value

United States (continued)
Activision Blizzard Inc.	168,296	$8,202,747
Acuity Brands Inc.	20,552	2,758,489
Adobe Inc.(a)	117,672	35,167,454
Advance Auto Parts Inc.	21,708	3,270,093
Advanced Micro Devices Inc.(a)	221,144	6,733,835
AES Corp./VA	307,546	5,163,697
Aflac Inc.	207,722	10,934,486
Agilent Technologies Inc.	75,448	5,236,846
Air Products & Chemicals Inc.	57,252	13,068,914
Akamai Technologies Inc.(a)	55,050	4,851,557
Albemarle Corp.	32,296	2,356,316
Alexion Pharmaceuticals Inc.(a)	46,976	5,321,911
Align Technology Inc.(a)	18,068	3,777,657
Alkermes PLC(a)	72,666	1,682,945
Alleghany Corp.(a)	13,212	9,059,865
Allergan PLC	69,730	11,191,665
Alliance Data Systems Corp.	16,882	2,649,123
Alliant Energy Corp.	110,100	5,454,354
Allstate Corp. (The)	81,128	8,713,147
Alnylam Pharmaceuticals Inc.(a)	30,094	2,334,993
Alphabet Inc., Class A(a)	66,794	81,368,451
Alphabet Inc., Class C, NVS(a)	74,134	90,197,355
Altria Group Inc.	436,730	20,556,881
Amazon.com Inc.(a)	96,154	179,498,364
Amcor PLC(a)	290,057	3,074,604
Ameren Corp.	66,910	5,064,418
American Electric Power Co. Inc.	121,844	10,699,122
American Express Co.	168,820	20,996,143
American International Group Inc.	206,988	11,589,258
American Tower Corp.	102,906	21,776,968
American Water Works Co. Inc.	62,390	7,161,124
Ameriprise Financial Inc.	37,434	5,447,021
AmerisourceBergen Corp.	38,470	3,352,661
AMETEK Inc.	56,518	5,064,578
Amgen Inc.	152,672	28,485,542
Amphenol Corp., Class A	104,228	9,726,557
Anadarko Petroleum Corp.	112,302	8,272,165
Analog Devices Inc.	88,080	10,345,877
Annaly Capital Management Inc.	321,302	3,068,434
Anthem Inc.	63,124	18,596,962
Aon PLC	55,050	10,418,212
Apache Corp.	96,154	2,348,081
Apple Inc.	1,089,990	232,211,470
Applied Materials Inc.	239,284	11,813,451
Archer-Daniels-Midland Co.	132,854	5,457,642
Arconic Inc.	113,770	2,848,801
Arista Networks Inc.(a)(b)	12,478	3,412,109
AT&T Inc.	1,672,052	56,933,371
Autodesk Inc.(a)	52,848	8,253,272
Autoliv Inc.	40,370	2,912,696
Automatic Data Processing Inc.	113,036	18,822,755
AutoZone Inc.(a)	6,420	7,209,917
AvalonBay Communities Inc.	27,532	5,748,406
Baker Hughes a GE Co.	130,652	3,317,254
Ball Corp.	84,410	6,033,627
Bank of America Corp.	2,104,378	64,562,317
Bank of New York Mellon Corp. (The)	192,308	9,023,091
Baxter International Inc.	122,578	10,292,875
BB&T Corp.	175,052	9,020,430
Becton Dickinson and Co.	65,326	16,514,413

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Berkshire Hathaway Inc., Class B(a)	292,132	$60,012,677
Best Buy Co. Inc.	61,656	4,718,534
Biogen Inc.(a)	45,508	10,822,713
BioMarin Pharmaceutical Inc.(a)	49,912	3,959,020
BlackRock Inc.(f)	26,653	12,465,075
Boeing Co. (The)	124,780	42,572,440
Booking Holdings Inc.(a)	10,411	19,641,497
BorgWarner Inc.	68,262	2,580,304
Boston Properties Inc.	41,104	5,464,777
Boston Scientific Corp.(a)	375,808	15,956,808
Brighthouse Financial Inc.(a)(b)	81,402	3,188,516
Bristol-Myers Squibb Co.	378,010	16,787,424
Broadcom Inc.	93,218	27,032,288
Brown-Forman Corp., Class B, NVS	80,740	4,425,359
Bunge Ltd.	48,444	2,830,583
Burlington Stores Inc.(a)	18,350	3,316,763
Cabot Oil & Gas Corp.	132,120	2,531,419
Cadence Design Systems Inc.(a)	80,740	5,967,493
Capital One Financial Corp.	101,292	9,361,407
Cardinal Health Inc.	74,868	3,423,714
CarMax Inc.(a)(b)	45,508	3,993,782
Carnival Corp.	41,838	1,976,009
Caterpillar Inc.	131,669	17,336,857
Cboe Global Markets Inc.	31,562	3,450,042
CBRE Group Inc., Class A(a)	76,176	4,038,090
CBS Corp., Class B, NVS	91,750	4,726,043
Celanese Corp.	24,638	2,763,644
Celgene Corp.(a)	163,682	15,035,829
Centene Corp.(a)	95,916	4,996,264
CenturyLink Inc.	227,876	2,755,021
Cerner Corp.	64,592	4,628,017
CF Industries Holdings Inc.	69,028	3,421,028
CH Robinson Worldwide Inc.	56,518	4,732,252
Charles Schwab Corp. (The)	278,186	12,023,199
Charter Communications Inc., Class A(a)	38,168	14,709,184
Chemours Co. (The)	68,996	1,315,754
Cheniere Energy Inc.(a)(b)	75,448	4,915,437
Chevron Corp.	439,666	54,127,281
Chipotle Mexican Grill Inc.(a)	6,420	5,107,303
Chubb Ltd.	103,911	15,881,757
Church & Dwight Co. Inc.	78,538	5,924,907
Cigna Corp.	89,548	15,215,996
Cisco Systems Inc.	1,049,620	58,148,948
CIT Group Inc.	92,484	4,675,066
Citigroup Inc.	545,362	38,807,960
Citizens Financial Group Inc.	132,120	4,922,791
Citrix Systems Inc.	41,364	3,898,143
Clorox Co. (The)	32,783	5,330,516
CME Group Inc.	82,208	15,982,879
CMS Energy Corp.	84,912	4,943,577
Coca-Cola Co. (The)	936,801	49,303,837
Cognizant Technology Solutions Corp., Class A	138,726	9,036,612
Colgate-Palmolive Co.	200,382	14,375,405
Comcast Corp., Class A	1,056,960	45,628,963
Comerica Inc.	52,848	3,868,474
Conagra Brands Inc.	117,440	3,390,493
Concho Resources Inc.	46,242	4,516,919
ConocoPhillips	258,640	15,280,451
Consolidated Edison Inc.	63,204	5,369,812
Constellation Brands Inc., Class A	35,232	6,934,362

Security	Shares	Value

United States (continued)
Copart Inc.(a)	65,326	$5,064,725
Corning Inc.	214,328	6,590,586
Corteva Inc.(a)	170,855	5,040,222
CoStar Group Inc.(a)	11,744	7,227,258
Costco Wholesale Corp.	102,384	28,220,102
Coty Inc., Class A	112,302	1,225,215
Crown Castle International Corp.	83,676	11,150,664
CSX Corp.	201,850	14,210,240
Cummins Inc.	38,902	6,379,928
CVS Health Corp.	297,270	16,608,475
Danaher Corp.	156,342	21,966,051
Darden Restaurants Inc.	28,626	3,479,777
DaVita Inc.(a)	57,252	3,426,532
Deere & Co.	73,992	12,256,775
Dell Technologies Inc., Class C(a)	41,104	2,373,345
Delta Air Lines Inc.	56,518	3,449,859
Dentsply Sirona Inc.	52,848	2,877,574
Devon Energy Corp.	112,302	3,032,154
DexCom Inc.(a)	24,222	3,799,705
Diamondback Energy Inc.	38,902	4,023,634
Digital Realty Trust Inc.	39,180	4,480,625
Discover Financial Services	70,484	6,325,234
Discovery Inc., Class A(a)(b)	106,430	3,225,893
DISH Network Corp., Class A(a)	71,326	2,415,098
DocuSign Inc.(a)	42,572	2,201,824
Dollar General Corp.	62,476	8,373,034
Dollar Tree Inc.(a)	53,012	5,393,971
Dominion Energy Inc.	170,288	12,650,696
Domino’s Pizza Inc.	13,212	3,230,730
Dover Corp.	55,050	5,331,592
Dow Inc.(a)	178,190	8,631,524
DR Horton Inc.	95,420	4,382,641
DTE Energy Co.	34,812	4,424,953
Duke Energy Corp.	165,884	14,385,460
Duke Realty Corp.	137,992	4,599,273
DuPont de Nemours Inc.	170,855	12,328,897
DXC Technology Co.	61,656	3,438,555
Eaton Corp. PLC	111,568	9,169,774
eBay Inc.	200,382	8,253,735
Ecolab Inc.	68,996	13,918,563
Edison International	76,336	5,690,085
Edwards Lifesciences Corp.(a)	50,846	10,822,571
Electronic Arts Inc.(a)	64,592	5,974,760
Eli Lilly & Co.	211,392	23,031,158
Emerson Electric Co.	136,711	8,869,810
Entergy Corp.	62,390	6,589,632
EOG Resources Inc.	121,844	10,460,307
Equifax Inc.	28,260	3,930,683
Equinix Inc.	18,532	9,304,917
Equity Residential	78,360	6,181,820
Essex Property Trust Inc.	19,084	5,767,566
Estee Lauder Companies Inc. (The), Class A	51,380	9,463,682
Everest Re Group Ltd.	16,148	3,982,743
Eversource Energy	57,252	4,343,137
Exact Sciences Corp.(a)	30,828	3,548,611
Exelon Corp.	211,452	9,528,027
Expedia Group Inc.	28,626	3,799,815
Expeditors International of Washington Inc.	79,272	6,052,417
Extra Space Storage Inc.	49,372	5,548,919
Exxon Mobil Corp.	965,944	71,827,596

26	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
F5 Networks Inc.(a)	22,754	$3,338,467
Facebook Inc., Class A(a)	547,564	106,353,356
Fastenal Co.	126,248	3,888,438
Federal Realty Investment Trust	30,828	4,069,604
FedEx Corp.	52,114	8,887,000
Fidelity National Financial Inc.	98,356	4,217,505
Fidelity National Information Services Inc.	148,227	19,751,217
Fifth Third Bancorp.	195,244	5,796,794
First Republic Bank/CA(b)	57,986	5,761,489
FirstEnergy Corp.	124,224	5,462,129
Fiserv Inc.(a)	130,536	13,762,410
FleetCor Technologies Inc.(a)	22,020	6,257,423
Fluor Corp.	56,518	1,837,400
FMC Corp.	44,774	3,869,369
Ford Motor Co.	798,752	7,612,107
Fortinet Inc.(a)	38,168	3,065,272
Fortive Corp.	83,676	6,363,560
Fox Corp., Class A, NVS	128,651	4,801,255
Franklin Resources Inc.	154,140	5,029,588
Freeport-McMoRan Inc.	325,896	3,604,410
Gap Inc. (The)	102,026	1,989,507
Gartner Inc.(a)	27,158	3,783,924
General Dynamics Corp.	61,656	11,464,317
General Electric Co.(b)	2,003,820	20,939,919
General Mills Inc.	146,066	7,757,565
General Motors Co.	287,728	11,606,948
Gilead Sciences Inc.	289,944	18,997,131
GoDaddy Inc., Class A(a)	43,306	3,177,794
Goldman Sachs Group Inc. (The)	76,336	16,803,844
GrubHub Inc.(a)(b)	26,424	1,787,055
Halliburton Co.	162,214	3,730,922
Hanesbrands Inc.	151,938	2,444,682
Harley-Davidson Inc.	85,144	3,046,452
Hartford Financial Services Group Inc. (The)	97,350	5,610,280
Hasbro Inc.	27,892	3,379,395
HCA Healthcare Inc.	68,996	9,211,656
HCP Inc.	124,314	3,969,346
Helmerich & Payne Inc.	52,848	2,625,489
Hershey Co. (The)	42,572	6,459,875
Hess Corp.	78,538	5,092,404
Hewlett Packard Enterprise Co.	377,276	5,421,456
HollyFrontier Corp.	58,720	2,922,494
Home Depot Inc. (The)	264,974	56,622,294
Honeywell International Inc.	173,356	29,896,976
Hormel Foods Corp.	107,898	4,422,739
Host Hotels & Resorts Inc.	144,842	2,518,802
HP Inc.	383,148	8,061,434
Humana Inc.	32,628	9,682,359
IAC/InterActiveCorp.(a)(b)	19,536	4,670,081
IDEXX Laboratories Inc.(a)	21,286	6,003,716
IHS Markit Ltd.(a)	120,376	7,754,622
Illinois Tool Works Inc.	75,602	11,660,096
Illumina Inc.(a)	37,434	11,206,991
Incyte Corp.(a)	51,380	4,363,190
Ingersoll-Rand PLC	70,464	8,713,578
Intel Corp.	1,045,950	52,872,772
Intercontinental Exchange Inc.	127,716	11,221,128
International Business Machines Corp.	203,318	30,139,860
International Flavors & Fragrances Inc.	29,360	4,227,546
International Paper Co.	107,164	4,705,571

Security	Shares	Value

United States (continued)
Intuit Inc.	67,528	$18,726,190
Intuitive Surgical Inc.(a)	26,914	13,982,092
Ionis Pharmaceuticals Inc.(a)	37,434	2,465,403
IPG Photonics Corp.(a)	20,552	2,692,518
Jacobs Engineering Group Inc.	55,050	4,542,176
Jazz Pharmaceuticals PLC(a)	16,882	2,353,013
JM Smucker Co. (The)	35,232	3,917,446
Johnson & Johnson	612,156	79,714,954
Johnson Controls International PLC	226,806	9,625,647
JPMorgan Chase & Co.	748,250	86,797,000
Juniper Networks Inc.	122,799	3,318,029
Kansas City Southern	35,966	4,450,433
Kellogg Co.	74,134	4,316,081
KeyCorp.	252,088	4,630,857
Keysight Technologies Inc.(a)	46,242	4,139,584
Kimberly-Clark Corp.	85,878	11,649,351
Kimco Realty Corp.	132,232	2,540,177
Kinder Morgan Inc./DE	593,072	12,229,145
KKR & Co. Inc., Class A, NVS	108,632	2,905,906
KLA Corp.	36,700	5,002,944
Kohl’s Corp.	35,966	1,937,129
Kraft Heinz Co. (The)	137,258	4,393,629
Kroger Co. (The)	194,510	4,115,832
L Brands Inc.	75,602	1,961,872
L3Harris Technologies Inc.	63,340	13,149,384
Laboratory Corp. of America Holdings(a)	31,562	5,287,266
Lam Research Corp.	38,168	7,962,226
Lamb Weston Holdings Inc.	44,040	2,955,965
Las Vegas Sands Corp.	87,186	5,269,522
Leidos Holdings Inc.	55,784	4,579,866
Lennar Corp., Class A	76,182	3,623,978
Liberty Broadband Corp., Class C, NVS(a)	45,508	4,528,501
Liberty Global PLC, Class A(a)	74,134	1,977,154
Liberty Global PLC, Class C, NVS(a)	93,218	2,427,397
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	69,756	2,746,991
Lincoln National Corp.	91,098	5,952,343
LKQ Corp.(a)	103,494	2,787,093
Lockheed Martin Corp.	63,124	22,861,619
Lowe’s Companies Inc.	181,298	18,383,617
Lululemon Athletica Inc.(a)	27,892	5,329,882
LyondellBasell Industries NV, Class A	71,932	6,019,989
M&T Bank Corp.	31,172	5,120,001
Macerich Co. (The)	77,804	2,571,422
Macy’s Inc.	94,418	2,146,121
Marathon Oil Corp.	224,424	3,157,646
Marathon Petroleum Corp.	157,810	8,898,906
Marriott International Inc./MD, Class A	71,198	9,900,794
Marsh & McLennan Companies Inc.	134,322	13,271,014
Martin Marietta Materials Inc.	19,818	4,909,910
Marvell Technology Group Ltd.	185,702	4,876,535
Masco Corp.	147,534	6,014,961
Mastercard Inc., Class A	210,400	57,285,608
McCormick & Co. Inc./MD, NVS	32,296	5,120,208
McDonald’s Corp.	180,564	38,048,446
McKesson Corp.	45,508	6,323,337
Medtronic PLC	317,476	32,363,503
MercadoLibre Inc.(a)	11,010	6,841,834
Merck & Co. Inc.	613,624	50,924,656
MetLife Inc.	183,060	9,046,825

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
MGM Resorts International	135,056	$4,054,381
Microchip Technology Inc.	63,270	5,973,953
Micron Technology Inc.(a)	251,028	11,268,647
Microsoft Corp.	1,698,476	231,451,325
Mid-America Apartment Communities Inc.	59,454	7,006,059
Molson Coors Brewing Co., Class B	56,518	3,051,407
Mondelez International Inc., Class A	342,994	18,346,749
MongoDB Inc.(a)(b)	11,010	1,576,852
Monster Beverage Corp.(a)	100,558	6,482,974
Moody’s Corp.	48,444	10,383,487
Morgan Stanley	294,983	13,144,442
Mosaic Co. (The)	105,696	2,662,482
Motorola Solutions Inc.	42,572	7,065,249
Mylan NV(a)	116,706	2,439,155
National Oilwell Varco Inc.	99,824	2,377,808
Nektar Therapeutics(a)(b)	50,646	1,441,385
NetApp Inc.	70,464	4,121,439
Netflix Inc.(a)	100,928	32,598,735
Newell Brands Inc.	129,918	1,843,536
Newmont Goldcorp Corp.	170,288	6,218,918
News Corp., Class A, NVS	292,866	3,854,117
NextEra Energy Inc.	110,578	22,908,444
NIKE Inc., Class B	294,180	25,308,305
Noble Energy Inc.	127,716	2,819,969
Nordstrom Inc.	52,114	1,725,495
Norfolk Southern Corp.	68,996	13,186,516
Northern Trust Corp.	69,730	6,833,540
Northrop Grumman Corp.	39,636	13,697,013
Norwegian Cruise Line Holdings Ltd.(a)	50,646	2,503,938
NRG Energy Inc.	82,942	2,831,640
Nucor Corp.	99,090	5,388,514
NVIDIA Corp.	131,386	22,167,446
O’Reilly Automotive Inc.(a)	14,680	5,589,557
Occidental Petroleum Corp.	160,746	8,255,915
OGE Energy Corp.	115,238	4,949,472
Okta Inc.(a)	30,094	3,937,198
Omnicom Group Inc.	60,292	4,836,624
ONEOK Inc.	103,494	7,252,860
Oracle Corp.	586,466	33,018,036
PACCAR Inc.	89,548	6,280,897
Palo Alto Networks Inc.(a)	24,222	5,487,252
Parker-Hannifin Corp.	33,764	5,911,401
Paychex Inc.	86,612	7,193,127
Paycom Software Inc.(a)(b)	15,414	3,710,921
PayPal Holdings Inc.(a)	270,112	29,820,365
Pentair PLC	160,746	6,238,552
People’s United Financial Inc.	431,592	7,086,741
PepsiCo Inc.	326,941	41,786,329
Perrigo Co. PLC	49,912	2,695,747
Pfizer Inc.	1,313,126	51,001,814
Philip Morris International Inc.	351,586	29,396,105
Phillips 66	112,302	11,517,693
Pinnacle West Capital Corp.	47,710	4,352,106
Pioneer Natural Resources Co.	37,724	5,207,421
PNC Financial Services Group Inc. (The)	93,218	13,320,852
PPG Industries Inc.	60,922	7,151,634
PPL Corp.	149,779	4,437,952
Principal Financial Group Inc.	76,336	4,430,541
Procter & Gamble Co. (The)	568,116	67,060,413
Progressive Corp. (The)	136,642	11,065,269

Security	Shares	Value

United States (continued)
Prologis Inc.	143,130	$11,537,709
Prudential Financial Inc.	97,288	9,856,247
Public Service Enterprise Group Inc.	125,514	7,173,125
Public Storage	33,030	8,018,363
PulteGroup Inc.	105,696	3,330,481
PVH Corp.	22,754	2,023,286
Qorvo Inc.(a)	41,104	3,012,512
QUALCOMM Inc.	278,186	20,352,088
Quest Diagnostics Inc.	47,710	4,870,237
Qurate Retail Inc.(a)	124,780	1,764,389
Ralph Lauren Corp.	23,488	2,448,154
Raytheon Co.	70,464	12,844,883
Realty Income Corp.	82,000	5,675,220
Regeneron Pharmaceuticals Inc.(a)	19,084	5,816,040
Regions Financial Corp.	271,580	4,326,269
Republic Services Inc.	60,188	5,335,666
ResMed Inc.	33,030	4,250,961
Rockwell Automation Inc.	26,424	4,248,451
Roper Technologies Inc.(b)	23,488	8,541,411
Ross Stores Inc.	85,878	9,105,644
Royal Caribbean Cruises Ltd.	44,276	5,151,070
S&P Global Inc.	70,464	17,260,157
salesforce.com Inc.(a)	168,086	25,969,287
SBA Communications Corp.(a)	27,158	6,664,845
Schlumberger Ltd.	282,590	11,295,122
Seagate Technology PLC	79,272	3,671,086
Seattle Genetics Inc.(a)	38,902	2,945,270
Sempra Energy	59,075	8,000,527
ServiceNow Inc.(a)	44,774	12,419,860
Sherwin-Williams Co. (The)	19,818	10,167,427
Signature Bank/New York NY	25,402	3,237,739
Simon Property Group Inc.	60,188	9,762,494
Sirius XM Holdings Inc.	554,170	3,469,104
Skyworks Solutions Inc.	49,912	4,256,495
SL Green Realty Corp.	46,976	3,808,814
Snap Inc., Class A, NVS(a)	160,746	2,700,533
Southern Co. (The)	209,464	11,771,877
Southwest Airlines Co.	63,858	3,290,603
Splunk Inc.(a)(b)	38,168	5,164,512
Sprint Corp.(a)	382,414	2,803,095
Square Inc., Class A(a)	79,178	6,366,703
SS&C Technologies Holdings Inc.	77,804	3,730,702
Starbucks Corp.	300,206	28,426,506
State Street Corp.	82,584	4,797,305
Stryker Corp.	82,942	17,399,573
SunTrust Banks Inc.	103,494	6,892,700
SVB Financial Group(a)	13,212	3,064,788
Symantec Corp.	159,278	3,434,034
Synchrony Financial	160,746	5,767,566
Sysco Corp.	121,110	8,304,513
T-Mobile U.S. Inc.(a)	55,784	4,447,658
T Rowe Price Group Inc.	66,060	7,490,543
Tableau Software Inc., Class A(a)	17,616	2,986,440
Take-Two Interactive Software Inc.(a)	31,562	3,866,976
Tapestry Inc.	80,740	2,497,288
Targa Resources Corp.	83,676	3,255,833
Target Corp.	120,376	10,400,486
TD Ameritrade Holding Corp.	57,252	2,925,577
TE Connectivity Ltd.	96,154	8,884,630
TechnipFMC PLC	146,800	4,042,872

28	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Tesla Inc.(a)(b)	29,360	$7,093,670
Texas Instruments Inc.	230,274	28,786,553
Textron Inc.	78,538	3,871,923
Thermo Fisher Scientific Inc.	101,292	28,126,763
Tiffany & Co.	29,716	2,790,927
TJX Companies Inc. (The)	293,600	16,018,816
Tractor Supply Co.	41,104	4,472,526
TransDigm Group Inc.(a)	11,330	5,500,035
TransUnion	74,134	6,137,554
Travelers Companies Inc. (The)	64,660	9,480,449
Trimble Inc.(a)(b)	113,770	4,807,920
TripAdvisor Inc.(a)	39,636	1,749,929
Twilio Inc., Class A(a)	22,754	3,165,309
Twitter Inc.(a)	164,860	6,975,227
Tyson Foods Inc., Class A	73,264	5,824,488
U.S. Bancorp.	372,138	21,267,687
UDR Inc.	132,120	6,085,447
Ulta Salon Cosmetics & Fragrance Inc.(a)	14,680	5,126,990
Under Armour Inc., Class A(a)(b)	46,976	1,083,736
Under Armour Inc., Class C, NVS(a)(b)	54,468	1,107,879
Union Pacific Corp.	170,288	30,643,326
United Airlines Holdings Inc.(a)	43,306	3,980,254
United Parcel Service Inc., Class B	158,544	18,941,252
United Rentals Inc.(a)(b)	21,286	2,693,743
United Technologies Corp.	179,830	24,025,288
UnitedHealth Group Inc.	224,604	55,928,642
Vail Resorts Inc.	9,542	2,352,294
Valero Energy Corp.	99,090	8,447,422
Varian Medical Systems Inc.(a)	34,498	4,049,030
Veeva Systems Inc., Class A(a)	35,332	5,861,579
Ventas Inc.	81,272	5,468,793
VeriSign Inc.(a)	49,178	10,380,984
Verisk Analytics Inc.	38,902	5,902,211
Verizon Communications Inc.	931,446	51,481,020
Vertex Pharmaceuticals Inc.(a)	63,932	10,652,350
VF Corp.	66,060	5,772,983
Viacom Inc., Class B, NVS	103,840	3,151,544
Visa Inc., Class A	421,210	74,975,380
VMware Inc., Class A	17,616	3,073,816
Vornado Realty Trust	79,132	5,089,770
Vulcan Materials Co.	38,168	5,280,543
Wabtec Corp.	33,524	2,604,144
Walmart Inc.	333,236	36,782,590
Walgreens Boots Alliance Inc.	181,298	9,878,928
Walt Disney Co. (The)	415,852	59,470,995
Waste Management Inc.	98,744	11,553,048
Waters Corp.(a)	18,350	3,863,776
Wayfair Inc., Class A(a)(b)	15,414	2,021,700
WEC Energy Group Inc.	68,300	5,836,918
WellCare Health Plans Inc.(a)	13,212	3,795,147
Wells Fargo & Co.	975,486	47,223,277
Welltower Inc.	72,668	6,040,164
Western Digital Corp.	66,060	3,559,973
Western Union Co. (The)	255,432	5,364,072
Westrock Co.	79,272	2,857,756
Weyerhaeuser Co.	151,938	3,860,745
Whirlpool Corp.	24,222	3,523,817
Williams Companies Inc. (The)	297,270	7,324,733
Willis Towers Watson PLC	30,366	5,928,051
Workday Inc., Class A(a)(b)	37,434	7,486,051

Security	Shares	Value

United States (continued)
WW Grainger Inc.	10,060	$2,927,762
Wynn Resorts Ltd.	23,488	3,055,084
Xcel Energy Inc.	88,814	5,294,203
Xerox Corp.	91,016	2,921,614
Xilinx Inc.	60,188	6,874,071
XPO Logistics Inc.(a)(b)	37,434	2,526,046
Xylem Inc./NY	68,996	5,539,689
Yum! Brands Inc.	80,740	9,084,865
Zebra Technologies Corp., Class A(a)	16,882	3,560,245
Zillow Group Inc., Class C, NVS(a)(b)	46,440	2,320,142
Zimmer Biomet Holdings Inc.	48,444	6,546,238
Zoetis Inc.	116,706	13,408,351

		6,000,451,057

Total Common Stocks — 98.0% (Cost: $9,434,143,199)		10,639,374,767

Investment Companies

India — 1.0%
iShares MSCI India ETF(f)	3,166,906	104,507,898

Total Investment Companies — 1.0% (Cost: $110,462,012)		104,507,898

Preferred Stocks

Brazil — 0.4%
Banco Bradesco SA, Preference Shares, NVS	1,055,761	9,680,475
Cia. Brasileira de Distribuicao, Preference Shares, NVS	95,871	2,383,653
Cia. Energetica de Minas Gerais, Preference Shares, NVS	440,454	1,655,244
Itau Unibanco Holding SA, Preference Shares, NVS	880,858	8,151,670
Itausa-Investimentos Itau SA, Preference Shares, NVS	1,027,684	3,405,948
Lojas Americanas SA, Preference Shares, NVS	350,860	1,692,476
Petroleo Brasileiro SA, Preference Shares, NVS	1,321,200	9,157,736
Telefonica Brasil SA, Preference Shares, NVS	146,800	2,040,514

		38,167,716
Colombia — 0.0%
Bancolombia SA, Preference Shares, NVS	167,352	2,097,173

Germany — 0.2%
Henkel AG & Co. KGaA, Preference Shares, NVS	35,232	3,657,554
Porsche Automobil Holding SE, Preference Shares, NVS	60,188	3,999,354
Sartorius AG, Preference Shares, NVS	16,148	3,333,340
Volkswagen AG, Preference Shares, NVS	48,444	8,141,332

		19,131,580
Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	999,152	533,979

South Korea — 0.0%
CJ Corp., Preference Shares, NVS(a)(c)	1,732	39,526
Samsung Electronics Co. Ltd., Preference Shares, NVS	176,160	5,509,188

		5,548,714

Total Preferred Stocks — 0.6% (Cost: $55,070,739)		65,479,162

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(f)(g)(h)	107,737,376	$107,791,245
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(f)(g)	13,200,000	13,200,000

		120,991,245

Total Short-Term Investments — 1.1% (Cost: $120,948,402)		120,991,245

Total Investments in Securities — 100.7% (Cost: $9,720,624,352)		10,930,353,072

Other Assets, Less Liabilities — (0.7)%		(75,983,147)

Net Assets — 100.0%		$10,854,369,925

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Shares Purchased		Shares Sold	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	99,691,762	8,045,614	(b)	—	107,737,376	$107,791,245	$1,132,214	(c)	$36,820		$12,935
BlackRock Cash Funds: Treasury, SL Agency Shares	8,855,950	4,344,050	(b)	—	13,200,000	13,200,000	292,736		—		—
BlackRock Inc.	22,648	10,677		(6,672)	26,653	12,465,075	329,103		493,131		(893,224)
iShares MSCI India ETF	821,541	3,158,057		(812,692)	3,166,906	104,507,898	1,861,813		(24,102)		(6,330,012)
PNC Financial Services Group Inc. (The)(d)	90,751	42,510		(40,043)	93,218	N/A	394,930		773,136		(4,466,077)

						$237,964,218	$4,010,796		$1,278,985		$(11,676,378)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE E-Mini	121	09/20/19	$11,406	$(91,801)
MSCI Emerging Markets E-Mini	88	09/20/19	4,513	(37,518)
S&P 500 E-Mini	142	09/20/19	21,174	243,868

				$114,549

30	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$243,868

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$129,319

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$660,746

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(88,345)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$36,791,535

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$10,639,081,258	$—	$293,509	$10,639,374,767
Investment Companies	104,507,898	—	—	104,507,898
Preferred Stocks	65,439,636	—	39,526	65,479,162
Money Market Funds	120,991,245	—	—	120,991,245

	$10,930,020,037	$—	$333,035	$10,930,353,072

Derivative financial instruments(a)
Assets
Futures Contracts	$243,868	$—	$—	$243,868
Liabilities
Futures Contracts	(129,319)	—	—	(129,319)

	$114,549	$—	$—	$114,549

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments July 31, 2019	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.1%
AMP Ltd.	76,830	$94,790
APA Group	12,090	91,997
Aristocrat Leisure Ltd.	7,800	164,779
ASX Ltd.	1,560	95,534
Australia & New Zealand Banking Group Ltd.	34,710	667,715
Bank of Queensland Ltd.	14,118	90,789
Bendigo & Adelaide Bank Ltd.	9,906	78,450
Brambles Ltd.	22,464	203,141
Cochlear Ltd.	468	71,078
Commonwealth Bank of Australia	20,370	1,155,494
Computershare Ltd.	10,452	114,112
Crown Resorts Ltd.	8,424	68,862
CSL Ltd.	4,836	765,373
Dexus	14,352	129,785
Domino’s Pizza Enterprises Ltd.	936	24,883
Fortescue Metals Group Ltd.	45,864	263,326
Goodman Group	27,690	282,654
GPT Group (The)	21,671	92,757
Harvey Norman Holdings Ltd.	624	1,888
Insurance Australia Group Ltd.	40,794	242,652
James Hardie Industries PLC	6,396	87,684
Macquarie Group Ltd.	4,914	436,209
Medibank Pvt Ltd.	34,476	85,783
Mirvac Group	86,892	192,847
National Australia Bank Ltd.	37,286	732,689
Newcrest Mining Ltd.	6,786	166,417
QBE Insurance Group Ltd.	15,990	137,654
Ramsay Health Care Ltd.	1,170	58,691
Scentre Group	54,054	148,654
Seek Ltd.	4,680	67,449
Sonic Healthcare Ltd.	7,878	152,255
Stockland	57,773	181,978
Suncorp Group Ltd.	27,768	258,569
Sydney Airport	35,178	202,700
Tabcorp Holdings Ltd.	36,182	111,974
Telstra Corp. Ltd.	60,528	165,624
Transurban Group	25,194	270,025
Treasury Wine Estates Ltd.	12,012	146,543
Wesfarmers Ltd.	7,332	198,050
Westpac Banking Corp.	38,160	753,546
Woolworths Group Ltd.	9,048	222,138
WorleyParsons Ltd.	14,118	157,153

		9,634,691
Austria — 0.1%
Erste Group Bank AG	3,510	126,777
Raiffeisen Bank International AG	3,961	93,584

		220,361
Belgium — 0.2%
Anheuser-Busch InBev SA/NV	7,488	759,263
Umicore SA	3,588	113,615

		872,878
Brazil — 0.7%
Ambev SA	70,201	375,577
B3 SA - Brasil, Bolsa, Balcao	31,200	349,845
Banco Bradesco SA	15,610	129,067
Banco do Brasil SA	15,600	204,070
BB Seguridade Participacoes SA	7,800	67,270
CCR SA	39,000	154,959

Security	Shares	Value

Brazil (continued)
Cielo SA	31,236	$60,104
Embraer SA	7,800	40,030
Kroton Educacional SA	23,400	78,112
Localiza Rent a Car SA	15,600	182,427
Lojas Renner SA	15,650	197,403
Suzano SA	15,600	127,160
Ultrapar Participacoes SA	46,802	247,407
Vale SA	62,401	826,076

		3,039,507
Canada — 3.3%
Agnico Eagle Mines Ltd.	5,850	307,168
Alimentation Couche-Tard Inc., Class B	6,318	389,237
Aurora Cannabis Inc.(a)(b)	9,126	57,266
Bank of Montreal	6,318	475,360
Bank of Nova Scotia (The)	14,586	782,644
Barrick Gold Corp.	12,883	210,441
Bausch Health Companies Inc.(a)	2,028	48,972
BCE Inc.	4,836	219,639
BlackBerry Ltd.(a)(b)	10,452	76,650
Brookfield Asset Management Inc., Class A	9,906	487,851
Cameco Corp.	15,132	139,664
Canadian Imperial Bank of Commerce	5,226	413,217
Canadian National Railway Co.	6,864	652,972
Canadian Pacific Railway Ltd.	1,014	243,324
Canadian Tire Corp. Ltd., Class A, NVS	936	102,720
Canopy Growth Corp.(a)(b)	2,418	79,676
CCL Industries Inc., Class B, NVS	4,602	231,300
CGI Inc.(a)	2,106	162,912
Constellation Software Inc./Canada	312	298,348
Dollarama Inc.	5,382	200,419
Enbridge Inc.	19,665	660,117
Fairfax Financial Holdings Ltd.	468	217,918
First Quantum Minerals Ltd.	32,682	302,641
Franco-Nevada Corp.	4,758	415,598
George Weston Ltd.	3,432	272,804
Hydro One Ltd.(c)	28,704	509,531
Intact Financial Corp.	1,170	109,609
Loblaw Companies Ltd.	2,418	126,097
Lundin Mining Corp.	61,308	298,335
Manulife Financial Corp.	17,394	316,580
Metro Inc.	4,758	187,037
National Bank of Canada	1,638	79,683
Nutrien Ltd.	5,382	296,570
Pembina Pipeline Corp.	28,158	1,026,910
PrairieSky Royalty Ltd.	45,630	614,354
Restaurant Brands International Inc.	3,900	288,680
RioCan REIT	6,708	132,919
Rogers Communications Inc., Class B, NVS	4,368	227,888
Royal Bank of Canada	14,976	1,188,591
Shaw Communications Inc., Class B, NVS	4,680	92,199
Shopify Inc., Class A(a)	702	224,213
SNC-Lavalin Group Inc.	9,594	152,551
Stars Group Inc. (The)(a)(b)	6,318	98,825
Sun Life Financial Inc.	4,602	192,190
TELUS Corp.	2,340	84,537
Thomson Reuters Corp.	3,432	231,666
Toronto-Dominion Bank (The)	18,843	1,107,061
Wheaton Precious Metals Corp.	19,188	504,121

32	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
WSP Global Inc.	2,340	$132,650

		15,671,655
Chile — 0.1%
Aguas Andinas SA, Class A	292,812	164,596
SACI Falabella	12,990	80,608

		245,204
China — 3.9%
Agricultural Bank of China Ltd., Class H	624,000	254,290
Alibaba Group Holding Ltd., ADR(a)	15,444	2,673,511
Baidu Inc., ADR(a)	2,730	304,941
Bank of Beijing Co. Ltd., Class A	173,997	142,149
Bank of China Ltd., Class A	62,400	33,593
Bank of China Ltd., Class H	1,092,000	446,403
Bank of Communications Co. Ltd., Class A	54,600	46,032
Bank of Communications Co. Ltd., Class H	234,000	171,287
Bank of Jiangsu Co. Ltd., Class A	31,295	31,607
Bank of Nanjing Co. Ltd., Class A	31,200	37,532
CGN Power Co. Ltd., Class H(c)	1,014,000	294,048
China Cinda Asset Management Co. Ltd., Class H	312,000	68,555
China CITIC Bank Corp. Ltd., Class H	156,000	86,889
China Conch Venture Holdings Ltd.	39,000	134,768
China Construction Bank Corp., Class H	1,176,000	911,907
China Everbright Bank Co. Ltd., Class A	218,400	124,548
China Gas Holdings Ltd.	31,200	130,135
China Life Insurance Co. Ltd., Class H	156,000	401,564
China Merchants Bank Co. Ltd., Class A	23,400	124,141
China Merchants Bank Co. Ltd., Class H	39,000	195,551
China Minsheng Banking Corp. Ltd., Class A	78,000	68,703
China Mobile Ltd.	78,000	665,121
China Molybdenum Co. Ltd., Class H	234,000	67,558
China National Nuclear Power Co. Ltd., Class A	93,600	76,467
China Oilfield Services Ltd., Class H	148,000	168,270
China Pacific Insurance Group Co. Ltd., Class A	15,600	87,378
China Resources Gas Group Ltd.	156,000	795,156
China Tower Corp. Ltd., Class H(c)	468,000	121,964
China Unicom Hong Kong Ltd.	156,000	152,654
China Vanke Co. Ltd., Class A	7,800	32,552
China Vanke Co. Ltd., Class H	24,100	91,284
China Yangtze Power Co. Ltd., Class A	62,400	169,505
Chongqing Rural Commercial Bank Co. Ltd., Class H	156,000	82,106
Country Garden Holdings Co. Ltd.	78,000	106,419
Ctrip.com International Ltd., ADR(a)(b)	5,694	221,952
ENN Energy Holdings Ltd.	23,400	242,881
Fosun International Ltd.	39,000	51,516
GDS Holdings Ltd., ADR(a)(b)	1,716	70,665
Geely Automobile Holdings Ltd.	156,000	241,935
Great Wall Motor Co. Ltd., Class H(b)	84,000	57,625
Guotai Junan Securities Co. Ltd., Class A	15,600	40,995
Huaneng Renewables Corp. Ltd., Class H	624,000	170,590
Industrial & Commercial Bank of China Ltd., Class H	858,000	580,922
Industrial Bank Co. Ltd., Class A	64,798	179,874
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	15,600	70,627
JD.com Inc., ADR(a)	8,970	268,293
Jiangsu Expressway Co. Ltd., Class H	156,000	210,846
NetEase Inc., ADR	780	180,040
New Oriental Education & Technology Group Inc., ADR(a)	2,106	219,677
Offshore Oil Engineering Co. Ltd., Class A	23,400	18,336
People’s Insurance Co. Group of China Ltd. (The), Class H	234,000	98,946
PICC Property & Casualty Co. Ltd., Class H	156,000	186,732

Security	Shares	Value

China (continued)
Ping An Insurance Group Co. of China Ltd., Class H	78,000	$930,671
Postal Savings Bank of China Co. Ltd., Class H(c)	156,000	91,074
Sany Heavy Industry Co. Ltd., Class A	31,200	63,927
Shanghai International Airport Co. Ltd., Class A	7,800	93,694
Shanghai International Port Group Co. Ltd., Class A	46,499	49,121
Shanghai Pudong Development Bank Co. Ltd., Class A	62,400	107,480
Shenzhen International Holdings Ltd.	39,000	72,441
Shenzhou International Group Holdings Ltd.	31,200	433,250
Sihuan Pharmaceutical Holdings Group Ltd.	78,000	16,142
Sino Biopharmaceutical Ltd.	78,000	96,455
Sunny Optical Technology Group Co. Ltd.	7,800	92,071
TAL Education Group, ADR(a)(b)	4,446	143,161
Tencent Holdings Ltd.	62,400	2,935,101
Towngas China Co. Ltd.	156,000	119,174
Vipshop Holdings Ltd., ADR(a)	7,176	54,538
Want Want China Holdings Ltd.	78,000	61,082
Wuliangye Yibin Co. Ltd., Class A	7,800	136,625
Yum China Holdings Inc.	4,473	203,521
YY Inc., ADR(a)	624	40,055
Zhejiang Expressway Co. Ltd., Class H	156,000	151,857

		18,302,480
Colombia — 0.1%
Ecopetrol SA	244,062	217,932
Grupo de Inversiones Suramericana SA	3,588	37,596
Interconexion Electrica SA ESP	64,896	350,843

		606,371
Denmark — 0.5%
Carlsberg A/S, Class B	840	115,429
Chr Hansen Holding A/S	1,950	171,662
Coloplast A/S, Class B	858	100,837
Danske Bank A/S	9,672	144,576
Genmab A/S(a)	624	116,488
ISS A/S	2,028	57,257
Novo Nordisk A/S, Class B	18,642	900,600
Novozymes A/S, Class B	6,516	304,394
Orsted A/S(c)	1,248	114,665
Pandora A/S	1,560	60,431
Vestas Wind Systems A/S	2,418	200,026

		2,286,365
Finland — 0.3%
Elisa OYJ	1,404	66,405
Kone OYJ, Class B	5,928	340,572
Neste OYJ	10,062	335,979
Nokia OYJ	47,346	257,223
Nokian Renkaat OYJ	2,574	74,427
Nordea Bank Abp	17,238	111,408
Orion OYJ, Class B	1,482	51,169
Sampo OYJ, Class A	4,446	186,473
Wartsila OYJ Abp	6,942	87,997

		1,511,653
France — 3.4%
Aeroports de Paris	468	81,131
Airbus SE	6,942	989,804
Alstom SA	2,964	128,836
Amundi SA(c)	1,560	108,383
Atos SE	1,638	133,243
AXA SA	25,818	658,278
BioMerieux	468	39,888
BNP Paribas SA	9,906	465,217

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Bollore SA	38,532	$166,973
Bureau Veritas SA	5,148	129,481
Capgemini SE	2,262	290,258
Carrefour SA	3,510	68,019
CNP Assurances	4,212	87,696
Credit Agricole SA	9,594	115,151
Danone SA	7,332	640,014
Dassault Aviation SA	78	107,688
Dassault Systemes SE	1,794	275,647
Edenred	4,602	232,828
Eiffage SA	390	38,802
EssilorLuxottica SA	3,701	505,403
Eurazeo SE	2,864	193,399
Gecina SA	689	106,324
Getlink SE	10,218	148,466
Hermes International	468	331,714
ICADE	1,092	95,443
Iliad SA	702	73,315
Ingenico Group SA	1,092	104,562
Kering SA	936	489,286
Klepierre SA	4,134	128,142
Legrand SA	3,978	282,843
L’Oreal SA	3,744	1,008,794
LVMH Moet Hennessy Louis Vuitton SE	2,262	945,197
Orange SA	17,550	262,327
Pernod Ricard SA	2,886	511,071
Peugeot SA	10,608	252,282
Publicis Groupe SA	1,716	85,423
Remy Cointreau SA	702	104,657
Renault SA	3,432	193,123
Safran SA	4,368	631,503
Sanofi	12,090	1,015,767
Sartorius Stedim Biotech	156	25,133
Schneider Electric SE	9,048	786,581
SCOR SE	1,794	74,305
SES SA	4,056	67,559
Societe BIC SA(b)	702	49,163
Societe Generale SA	7,800	192,840
Sodexo SA(b)	1,794	207,035
STMicroelectronics NV	8,502	158,226
Teleperformance	468	98,795
Thales SA	1,482	168,388
Ubisoft Entertainment SA(a)	1,326	110,373
Unibail-Rodamco-Westfield	2,384	321,176
Vinci SA	7,722	801,647
Vivendi SA	16,458	461,407
Worldline SA/France(a)(c)	1,326	95,669

		15,844,675
Germany — 2.3%
1&1 Drillisch AG(b)	1,404	42,676
adidas AG	1,872	603,505
Allianz SE, Registered	4,446	1,041,517
Aroundtown SA	4,758	38,312
BASF SE	6,084	410,026
Bayer AG, Registered	8,580	561,237
Bayerische Motoren Werke AG	5,694	423,682
Beiersdorf AG	1,170	136,781
Continental AG	1,170	163,147
Daimler AG, Registered	13,884	724,924
Delivery Hero SE(a)(c)	2,808	136,250

Security	Shares	Value

Germany (continued)
Deutsche Bank AG, Registered	23,946	$187,697
Deutsche Boerse AG	1,560	219,371
Deutsche Post AG, Registered	5,226	171,708
Deutsche Telekom AG, Registered	25,818	427,737
Deutsche Wohnen SE	4,056	150,020
Fraport AG Frankfurt Airport Services Worldwide	1,404	118,367
Fresenius Medical Care AG & Co. KGaA	3,042	213,040
Fresenius SE & Co. KGaA	4,914	249,161
GEA Group AG	2,652	66,879
Infineon Technologies AG	16,692	316,314
KION Group AG	780	42,215
Merck KGaA	1,170	120,420
MTU Aero Engines AG	702	177,034
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	1,794	435,042
Puma SE	810	57,042
SAP SE	10,998	1,368,030
Siemens AG, Registered	8,580	945,648
Siemens Healthineers AG(c)	1,950	82,101
Symrise AG	3,666	341,395
Telefonica Deutschland Holding AG	13,494	34,270
United Internet AG, Registered(d)	2,106	63,474
Vonovia SE	5,382	265,220
Wirecard AG	1,482	250,149
Zalando SE(a)(c)	2,652	123,070

		10,707,461
Hong Kong — 1.2%
AIA Group Ltd.	140,400	1,451,010
BOC Hong Kong Holdings Ltd.	39,000	149,964
CK Asset Holdings Ltd.	39,000	295,692
Hang Lung Properties Ltd.	78,000	184,540
Hang Seng Bank Ltd.	7,800	186,234
Hong Kong & China Gas Co. Ltd.	257,559	570,533
Hong Kong Exchanges & Clearing Ltd	9,000	305,369
Hongkong Land Holdings Ltd.	23,400	143,208
Jardine Strategic Holdings Ltd.	7,800	269,100
Link REIT	39,000	455,371
Melco Resorts & Entertainment Ltd., ADR	6,708	150,729
MTR Corp. Ltd.	39,000	256,831
Power Assets Holdings Ltd.	78,000	559,499
Sun Hung Kai Properties Ltd.	39,000	632,238
Swire Properties Ltd.	31,200	113,394

		5,723,712
Hungary — 0.0%
OTP Bank Nyrt	2,886	121,339

India — 1.0%
Adani Ports & Special Economic Zone Ltd.	26,520	145,564
Asian Paints Ltd	8,658	191,461
Axis Bank Ltd.	22,230	217,856
Bajaj Auto Ltd.	1,872	68,487
Bharti Airtel Ltd.	21,632	106,171
Bharti Infratel Ltd.	7,878	28,146
Divi’s Laboratories Ltd.	1,326	31,494
Havells India Ltd.	4,134	38,783
HCL Technologies Ltd.	8,112	122,007
Hero MotoCorp Ltd.	1,560	53,435
Hindustan Unilever Ltd.	8,034	201,670
Housing Development Finance Corp. Ltd.	14,274	440,308
ICICI Bank Ltd., ADR, NVS	14,976	182,857

34	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Infosys Ltd.	12,012	$138,596
Infosys Ltd., ADR	27,924	316,100
ITC Ltd.	48,906	192,112
Larsen & Toubro Ltd., GDR(d)	8,580	171,428
Mahindra & Mahindra Ltd., GDR	8,664	68,359
Maruti Suzuki India Ltd.	1,092	86,834
Nestle India Ltd.	765	129,855
Petronet LNG Ltd.	110,682	380,472
REC Ltd.	23,556	48,030
Reliance Industries Ltd.	28,782	487,999
State Bank of India, GDR(a)(d)	2,189	105,948
Sun Pharmaceutical Industries Ltd.	8,190	50,812
Tata Consultancy Services Ltd.	11,799	378,354
Tata Motors Ltd.(a)	49,065	96,725
Tech Mahindra Ltd.	6,942	64,212
Titan Co. Ltd.	4,758	73,070
Wipro Ltd., ADR	16,218	66,332
Yes Bank Ltd	26,364	34,955

		4,718,432
Indonesia — 0.2%
Astra International Tbk PT	265,200	132,439
Bank Central Asia Tbk PT	39,000	86,113
Bank Rakyat Indonesia Persero Tbk PT	514,800	164,536
Charoen Pokphand Indonesia Tbk PT	85,800	32,901
Gudang Garam Tbk PT	15,600	84,027
Hanjaya Mandala Sampoerna Tbk PT	366,600	79,247
Jasa Marga Persero Tbk PT	187,242	80,149
Telekomunikasi Indonesia Persero Tbk PT	748,800	229,710
Unilever Indonesia Tbk PT	39,000	121,310

		1,010,432
Ireland — 0.2%
Flutter Entertainment PLC	985	78,502
Kerry Group PLC, Class A	1,794	210,530
Linde PLC	4,446	850,431

		1,139,463
Israel — 0.2%
Bank Hapoalim BM	10,324	78,798
Bank Leumi Le-Israel BM	13,817	101,428
Check Point Software Technologies Ltd.(a)	1,560	174,642
Nice Ltd.(a)	1,248	192,327
Teva Pharmaceutical Industries Ltd., ADR(a)	10,920	86,595
Wix.com Ltd.(a)(b)	780	115,845

		749,635
Italy — 0.6%
Assicurazioni Generali SpA	15,600	292,495
Atlantia SpA	11,154	288,863
CNH Industrial NV	14,508	148,189
Davide Campari-Milano SpA	42,120	394,868
Ferrari NV	1,794	290,927
Fiat Chrysler Automobiles NV	8,892	119,161
Intesa Sanpaolo SpA	157,248	343,227
Leonardo SpA	5,457	67,077
Moncler SpA	2,964	122,665
Poste Italiane SpA(c)	17,550	188,758
Recordati SpA	312	14,079
Snam SpA	41,184	203,547
Terna Rete Elettrica Nazionale SpA	43,758	268,156
UniCredit SpA	19,500	231,355

		2,973,367

Security	Shares	Value

Japan — 7.0%
Alfresa Holdings Corp.	15,600	$379,458
Amada Holdings Co. Ltd.	15,600	173,565
Astellas Pharma Inc.	24,000	343,394
Canon Inc	15,600	426,800
Chiba Bank Ltd. (The)	15,600	77,587
Concordia Financial Group Ltd.	31,200	110,633
Dai-ichi Life Holdings Inc.	15,600	230,893
Daiichi Sankyo Co. Ltd.	7,800	477,519
Daiwa House Industry Co. Ltd.	7,800	223,493
Daiwa Securities Group Inc.	23,400	101,617
Denso Corp.	7,800	333,193
Dentsu Inc.	7,800	260,060
East Japan Railway Co.	1,100	101,363
Hitachi Ltd.	7,800	279,600
Honda Motor Co. Ltd.	15,600	389,443
Hoya Corp.	7,800	603,813
Iida Group Holdings Co. Ltd	7,800	128,881
Isuzu Motors Ltd.	15,600	174,068
ITOCHU Corp.	31,200	598,281
Japan Post Bank Co. Ltd.	23,400	228,019
Japan Post Holdings Co. Ltd.	31,200	306,899
Japan Tobacco Inc.	15,600	347,633
JGC Corp.	7,800	102,372
Kajima Corp.	15,600	202,301
Kamigumi Co. Ltd.	7,800	180,318
Kansai Paint Co. Ltd.	15,600	309,773
Kao Corp.	7,800	573,209
KDDI Corp.	23,400	614,984
Keikyu Corp.	7,800	131,898
Keisei Electric Railway Co. Ltd.	7,800	288,437
Keyence Corp	900	523,297
Kirin Holdings Co. Ltd.	7,800	170,260
Koito Manufacturing Co. Ltd.	7,800	394,400
Komatsu Ltd.	7,800	175,684
Kubota Corp.	15,600	243,178
Kyocera Corp.	7,800	480,608
M3 Inc.	7,800	159,197
Marubeni Corp.	124,800	816,099
Mebuki Financial Group Inc.	31,200	77,300
Medipal Holdings Corp.	15,600	333,911
Mitsubishi Corp.	23,400	632,872
Mitsubishi Electric Corp.	31,200	411,642
Mitsubishi Estate Co. Ltd.	15,600	289,083
Mitsubishi Motors Corp.	23,400	103,880
Mitsubishi Tanabe Pharma Corp.	7,800	88,866
Mitsubishi UFJ Financial Group Inc.	140,400	677,851
Mitsubishi UFJ Lease & Finance Co. Ltd.	15,600	83,478
Mitsui & Co. Ltd.	93,600	1,533,635
Mitsui Fudosan Co. Ltd.	7,800	177,552
Mizuho Financial Group Inc.	366,600	521,327
MS&AD Insurance Group Holdings Inc.	7,800	257,258
Murata Manufacturing Co. Ltd.	7,800	347,920
Nexon Co. Ltd.(a)	7,800	124,426
Nippon Paint Holdings Co. Ltd.	7,800	341,598
Nippon Telegraph & Telephone Corp.	7,800	353,595
Nissan Motor Co. Ltd.	23,400	153,191
Nomura Holdings Inc.	70,200	222,157
NTT Data Corp.	15,600	206,180
NTT DOCOMO Inc.	15,600	375,722
Obayashi Corp.	23,400	223,278

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Olympus Corp.	15,600	$171,410
Omron Corp.	7,800	376,440
ORIX Corp.	23,400	336,533
Otsuka Holdings Co. Ltd.	7,800	288,580
Panasonic Corp.	23,400	199,291
Rakuten Inc.	23,400	240,519
Recruit Holdings Co. Ltd.	15,600	534,200
Resona Holdings Inc.	46,800	191,553
Ricoh Co. Ltd.	15,600	143,967
Santen Pharmaceutical Co. Ltd.	7,800	126,510
SBI Holdings Inc./Japan	7,800	179,168
Sega Sammy Holdings Inc.	7,800	100,863
Sekisui House Ltd.	7,800	131,862
Seven & i Holdings Co. Ltd.	7,800	267,819
Seven Bank Ltd.	46,800	127,156
Shimizu Corp.	23,400	189,872
Shin-Etsu Chemical Co. Ltd	7,800	801,372
Shinsei Bank Ltd.	7,800	118,536
Shiseido Co. Ltd.	7,800	578,023
Shizuoka Bank Ltd. (The)	15,600	108,047
SoftBank Group Corp.	15,600	808,628
Sompo Holdings Inc.	7,800	325,578
Sony Corp.	15,600	886,502
Subaru Corp.	15,600	365,592
Sumitomo Corp.	23,400	349,895
Sumitomo Mitsui Financial Group Inc.	15,600	546,988
Sumitomo Mitsui Trust Holdings Inc.	7,800	268,250
T&D Holdings Inc.	7,800	88,076
Taisei Corp.	7,800	270,836
Takeda Pharmaceutical Co. Ltd.	18,375	615,180
Terumo Corp.	15,600	457,188
Toho Gas Co. Ltd.	7,800	298,494
Tokio Marine Holdings Inc.	7,800	416,455
Toshiba Corp.	7,800	250,361
Toyota Industries Corp.	7,800	407,331
Toyota Motor Corp.	23,400	1,513,807
Toyota Tsusho Corp.	7,800	227,732
Unicharm Corp.	7,800	222,560
Yahoo Japan Corp.	62,400	184,484

		32,914,607
Malaysia — 0.3%
AMMB Holdings Bhd	78,000	79,956
CIMB Group Holdings Bhd	70,200	86,421
Dialog Group Bhd	288,600	241,287
Genting Bhd	148,200	246,731
Genting Malaysia Bhd	54,600	51,206
IHH Healthcare Bhd	54,600	75,949
Malayan Banking Bhd	54,600	114,453
Maxis Bhd(b)	31,200	42,946
Petronas Dagangan Bhd	23,400	133,261
PPB Group Bhd	56,420	255,678
Public Bank Bhd	23,400	124,187
RHB Bank Bhd	7,800	10,396

		1,462,471
Mexico — 0.3%
America Movil SAB de CV, Series L, NVS	312,001	221,563
Coca-Cola Femsa SAB de CV	15,600	96,778
Fibra Uno Administracion SA de CV	93,600	121,449
Fomento Economico Mexicano SAB de CV	23,400	214,125

Security	Shares	Value

Mexico (continued)
Grupo Aeroportuario del Pacifico SAB de CV, Series B	7,800	$79,022
Grupo Aeroportuario del Sureste SAB de CV, Class B	6,240	95,643
Grupo Financiero Banorte SAB de CV, Class O	38,201	194,162
Grupo Financiero Inbursa SAB de CV, Class O	7,800	9,665
Promotora y Operadora de Infraestructura SAB de CV	6,265	56,972
Wal-Mart de Mexico SAB de CV	85,800	255,562

		1,344,941
Netherlands — 1.0%
Aegon NV	14,664	73,095
AerCap Holdings NV(a)	2,184	119,094
ASML Holding NV	4,836	1,091,957
Heineken NV	2,730	295,204
ING Groep NV	33,618	376,998
Koninklijke Ahold Delhaize NV	6,084	138,561
Koninklijke DSM NV	2,340	293,884
Koninklijke KPN NV	19,656	56,485
Koninklijke Philips NV	13,338	630,925
Koninklijke Vopak NV	1,404	69,719
NXP Semiconductors NV	3,421	353,697
Randstad NV	2,106	106,783
Unilever NV	15,288	890,743
Wolters Kluwer NV	2,808	204,968

		4,702,113
New Zealand — 0.1%
Meridian Energy Ltd.	151,008	468,925

Norway — 0.3%
DNB ASA	19,500	352,483
Gjensidige Forsikring ASA	10,218	200,640
Mowi ASA	14,508	352,030
Orkla ASA	25,786	221,618
Schibsted ASA, Class B	5,070	132,085
Telenor ASA	14,586	299,116

		1,557,972
Peru — 0.1%
Credicorp Ltd.	468	102,019
Southern Copper Corp.	15,210	544,366

		646,385
Philippines — 0.1%
BDO Unibank Inc.	23,400	67,596
International Container Terminal Services Inc.	38,220	101,394
Jollibee Foods Corp.	5,460	27,790
SM Investments Corp.	8,580	168,523
SM Prime Holdings Inc.	156,000	111,894

		477,197
Poland — 0.1%
Bank Polska Kasa Opieki SA	4,680	125,412
CCC SA	234	9,119
CD Projekt SA	1,326	79,231
Powszechna Kasa Oszczednosci Bank Polski SA	11,466	121,742
Powszechny Zaklad Ubezpieczen SA	11,076	120,306
Santander Bank Polska SA	468	39,806

		495,616
Portugal — 0.1%
Galp Energia SGPS SA	15,990	250,759

Qatar — 0.1%
Barwa Real Estate Co.	275,340	268,613
Industries Qatar QSC	21,060	64,629

36	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Qatar (continued)
Qatar National Bank QPSC	47,580	$253,672

		586,914
Russia — 0.3%
Alrosa PJSC	10	13
Magnit PJSC, GDR(d)	9,108	132,066
Mobile TeleSystems PJSC, ADR	31,746	259,365
Sberbank of Russia PJSC, ADR	54,366	812,771

		1,204,215
Saudi Arabia — 0.2%
Al Rajhi Bank	11,466	210,332
Almarai Co. JSC	4,290	57,878
National Commercial Bank	8,970	131,302
Riyad Bank	14,118	97,870
Samba Financial Group	13,650	119,011
Saudi Arabian Fertilizer Co.	5,694	133,448
Saudi Telecom Co.	6,942	199,900
Yanbu National Petrochemical Co.	4,368	68,713

		1,018,454
Singapore — 0.4%
Ascendas REIT	31,200	69,761
City Developments Ltd.	15,600	110,684
DBS Group Holdings Ltd.	15,600	301,046
Genting Singapore Ltd.	163,800	110,114
Oversea-Chinese Banking Corp. Ltd.	42,900	361,745
SATS Ltd.	15,600	54,943
Singapore Technologies Engineering Ltd.	46,800	144,994
Singapore Telecommunications Ltd.	148,200	360,605
United Overseas Bank Ltd.	9,300	179,401
UOL Group Ltd.	23,400	125,673
Yangzijiang Shipbuilding Holdings Ltd.	78,000	81,502

		1,900,468
South Africa — 0.7%
Absa Group Ltd.	12,870	144,992
Capitec Bank Holdings Ltd.	156	12,987
Clicks Group Ltd.	2,184	31,472
FirstRand Ltd.	46,020	200,493
Foschini Group Ltd. (The)	2,574	30,164
Growthpoint Properties Ltd.	91,182	153,495
Kumba Iron Ore Ltd.	5,382	180,908
Liberty Holdings Ltd.	7,254	55,601
MTN Group Ltd.	19,110	151,990
MultiChoice Group Ltd.(a)	4,614	43,755
Naspers Ltd., Class N	4,680	1,158,111
Nedbank Group Ltd.	7,275	123,771
NEPI Rockcastle PLC	8,970	82,063
Old Mutual Ltd.	49,764	67,481
Redefine Properties Ltd.	177,372	110,124
Reinet Investments SCA	4,836	86,210
RMB Holdings Ltd.	39,312	210,154
Sanlam Ltd.	43,602	229,642
SPAR Group Ltd. (The)	3,744	48,657
Standard Bank Group Ltd.	22,308	282,593
Truworths International Ltd.	8,424	37,158

		3,441,821
South Korea — 1.3%
Amorepacific Corp.	1,014	119,990
BNK Financial Group Inc.	6,084	35,997
Celltrion Inc.(a)	858	123,649
Daelim Industrial Co. Ltd.	1,794	159,975

Security	Shares	Value

South Korea (continued)
Daewoo Engineering & Construction Co. Ltd.(a)	26,598	$92,175
GS Engineering & Construction Corp.	2,106	60,344
Hana Financial Group Inc.	3,864	113,493
Hanwha Corp.	1,560	31,448
Hanwha Life Insurance Co. Ltd.	4,758	10,557
Hotel Shilla Co. Ltd.	1,014	67,451
Hyundai Engineering & Construction Co. Ltd.	2,418	87,985
Hyundai Heavy Industries Holdings Co. Ltd.	234	64,478
Hyundai Mobis Co. Ltd.	936	190,665
Hyundai Motor Co.	1,170	125,099
Industrial Bank of Korea	6,942	77,159
KB Financial Group Inc.	3,991	146,403
Kia Motors Corp.	1,872	69,225
Korea Aerospace Industries Ltd.	2,007	62,682
Korea Gas Corp.	2,184	78,916
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	1,801	165,167
KT&G Corp.	2,184	177,770
LG Electronics Inc.	941	51,938
LG Household & Health Care Ltd.	156	165,744
NAVER Corp.	1,367	159,451
NCSoft Corp.	234	95,234
Samsung Biologics Co. Ltd.(a)(c)	234	55,380
Samsung C&T Corp.	702	54,411
Samsung Electronics Co. Ltd.	50,159	1,922,670
Samsung Engineering Co. Ltd.(a)	7,332	101,945
Samsung Fire & Marine Insurance Co. Ltd.	390	86,696
Samsung SDI Co. Ltd.	546	114,913
Samsung SDS Co. Ltd.	858	151,207
Shinhan Financial Group Co. Ltd.	5,037	185,199
SK Holdings Co. Ltd.	858	160,272
SK Hynix Inc.	6,162	400,522
SK Telecom Co. Ltd.	234	49,150
Woongjin Coway Co. Ltd.	1,170	82,971

		5,898,331
Spain — 1.0%
Aena SME SA(c)	2,418	441,790
Amadeus IT Group SA	6,084	483,387
Banco Bilbao Vizcaya Argentaria SA	75,837	388,367
Banco de Sabadell SA	62,088	54,722
Banco Santander SA	163,586	703,594
CaixaBank SA	24,882	61,917
Cellnex Telecom SA(c)	13,026	491,512
Enagas SA	1,301	28,500
Ferrovial SA	1,087	28,502
Grifols SA	3,978	129,773
Industria de Diseno Textil SA	16,458	495,307
Mapfre SA	38,298	106,304
Red Electrica Corp. SA	27,600	525,480
Siemens Gamesa Renewable Energy SA	8,268	116,681
Telefonica SA	66,300	510,897

		4,566,733
Sweden — 0.8%
Alfa Laval AB	3,120	58,900
Assa Abloy AB, Class B	15,366	357,034
Atlas Copco AB, Class A	1,538	47,616
Atlas Copco AB, Class B	9,984	275,589
Boliden AB	19,032	436,561
Epiroc AB, Class A	5,676	62,776
Hennes & Mauritz AB, Class B	12,402	218,043

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Hexagon AB, Class B	3,198	$156,681
ICA Gruppen AB	2,106	94,223
Industrivarden AB, Class C	16,224	355,830
Investor AB, Class B	10,374	498,091
Kinnevik AB, Class B	9,360	240,802
Sandvik AB	7,410	115,207
Skandinaviska Enskilda Banken AB, Class A	6,786	64,414
Skanska AB, Class B	5,226	98,466
Svenska Handelsbanken AB, Class A	9,126	82,954
Swedbank AB, Class A	3,276	45,145
Telefonaktiebolaget LM Ericsson, Class B	35,880	318,288
Telia Co. AB	28,860	129,812
Volvo AB, Class B	19,188	288,526

		3,944,958
Switzerland — 2.6%
ABB Ltd., Registered	17,628	334,843
Adecco Group AG, Registered	2,106	115,851
Alcon Inc.(a)	3,978	233,055
Cie. Financiere Richemont SA, Registered	5,460	470,994
Credit Suisse Group AG, Registered	17,062	207,329
EMS-Chemie Holding AG, Registered	312	196,339
Geberit AG, Registered	624	289,624
Givaudan SA, Registered	78	208,473
Kuehne + Nagel International AG, Registered	702	104,059
Lonza Group AG, Registered	624	215,122
Nestle SA, Registered	29,718	3,172,922
Novartis AG, Registered	20,436	1,887,956
Roche Holding AG, NVS	6,942	1,869,782
Schindler Holding AG, Participation Certificates, NVS	468	108,822
SGS SA, Registered	78	193,818
Sika AG, Registered	2,340	340,364
Sonova Holding AG, Registered	2,106	488,209
Swatch Group AG (The), Bearer	546	159,829
Swiss Re AG	2,808	273,879
Swisscom AG, Registered	234	114,046
Temenos AG, Registered	1,170	208,118
UBS Group AG, Registered	35,225	394,769
Vifor Pharma AG	780	116,370
Zurich Insurance Group AG	1,248	436,800

		12,141,373
Taiwan — 1.3%
Cathay Financial Holding Co. Ltd.	234,000	307,028
China Development Financial Holding Corp.	312,000	93,112
China Life Insurance Co. Ltd./Taiwan	93,892	77,751
Chunghwa Telecom Co. Ltd.	78,000	270,907
CTBC Financial Holding Co. Ltd.	312,400	203,943
Delta Electronics Inc.	78,000	380,023
E.Sun Financial Holding Co. Ltd.	167,091	139,710
Fubon Financial Holding Co. Ltd.	156,000	216,726
Hon Hai Precision Industry Co. Ltd.	193,720	489,665
Mega Financial Holding Co. Ltd.	156,000	161,039
Ruentex Development Co. Ltd.	156,000	207,947
Shin Kong Financial Holding Co. Ltd.	396,480	115,264
SinoPac Financial Holdings Co. Ltd.	390,200	155,601
Synnex Technology International Corp.	156,000	192,394
Taishin Financial Holding Co. Ltd.	409,952	192,481
Taiwan Business Bank	234,000	100,838
Taiwan Cooperative Financial Holding Co. Ltd.	156,000	105,353
Taiwan Semiconductor Manufacturing Co. Ltd.	234,000	1,952,791

Security	Shares	Value

Taiwan (continued)
Tatung Co. Ltd.(a)	78,000	$50,670
Uni-President Enterprises Corp.	156,000	405,358
Yuanta Financial Holding Co. Ltd.	390,000	219,485

		6,038,086
Thailand — 0.3%
Airports of Thailand PCL, NVDR	109,200	255,646
Bangkok Bank PCL, Foreign	7,800	45,905
Bangkok Expressway & Metro PCL, NVDR	290,800	99,282
BTS Group Holdings PCL, NVDR	358,800	144,663
CP ALL PCL, NVDR	85,800	242,014
Energy Absolute PCL, NVDR	46,800	79,509
Kasikornbank PCL, Foreign	23,400	131,627
Krung Thai Bank PCL, NVDR	483,600	308,196
Siam Commercial Bank PCL (The), NVDR	39,000	174,362

		1,481,204
Turkey — 0.1%
Akbank T.A.S.(a)	107,893	146,463
TAV Havalimanlari Holding AS	11,934	53,858
Turkiye Garanti Bankasi AS(a)	63,570	112,584
Turkiye Is Bankasi AS, Class C(a)	156,078	175,112

		488,017
United Arab Emirates — 0.1%
Aldar Properties PJSC	134,628	84,666
Emaar Properties PJSC	74,880	112,733
Emirates Telecommunications Group Co. PJSC	41,652	195,495

		392,894
United Kingdom — 4.9%
3i Group PLC	20,436	278,379
Antofagasta PLC	45,552	523,850
Aptiv PLC	3,120	273,468
Ashtead Group PLC	7,410	206,233
AstraZeneca PLC	13,218	1,142,808
Auto Trader Group PLC(c)	13,026	86,415
Aviva PLC	43,602	216,811
BAE Systems PLC	24,258	162,949
Barclays PLC	173,628	327,572
Barratt Developments PLC	17,082	134,950
Berkeley Group Holdings PLC	2,496	118,521
British American Tobacco PLC	24,418	882,607
British Land Co. PLC (The)	24,882	154,771
BT Group PLC	77,922	184,316
Bunzl PLC	4,602	121,151
Burberry Group PLC	6,552	181,230
Capri Holdings Ltd.(a)	2,106	74,953
Coca-Cola European Partners PLC	1,092	60,366
Compass Group PLC	21,918	559,025
Croda International PLC	3,160	181,391
DCC PLC	1,716	146,283
Diageo PLC	19,344	815,619
Direct Line Insurance Group PLC	10,586	41,790
Experian PLC	16,302	499,025
Ferguson PLC	3,276	247,256
Fresnillo PLC	15,288	112,504
GlaxoSmithKline PLC	54,132	1,128,516
GVC Holdings PLC	12,246	88,708
Hargreaves Lansdown PLC	3,432	88,249
HSBC Holdings PLC	210,600	1,693,427
Imperial Brands PLC	13,182	338,148
Informa PLC	13,494	144,409

38	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Intertek Group PLC	2,028	$141,740
Investec PLC	15,912	91,611
ITV PLC	42,978	58,387
John Wood Group PLC	28,782	187,136
Johnson Matthey PLC	4,134	162,739
Kingfisher PLC	28,080	76,467
Land Securities Group PLC	20,736	202,157
Legal & General Group PLC	55,614	178,277
Lloyds Banking Group PLC	769,236	502,311
London Stock Exchange Group PLC	3,744	303,758
Marks & Spencer Group PLC	26,991	68,709
Meggitt PLC	17,238	125,925
Melrose Industries PLC	65,598	150,161
Merlin Entertainments PLC(c)	20,202	111,685
Micro Focus International PLC	5,306	112,969
National Grid PLC	24,150	249,663
Next PLC	1,638	121,623
Pearson PLC	12,636	134,793
Persimmon PLC	6,630	163,093
Prudential PLC	29,562	614,628
Reckitt Benckiser Group PLC	7,644	596,400
RELX PLC	27,612	660,469
Rio Tinto PLC	16,302	937,767
Rolls-Royce Holdings PLC	19,578	206,641
Royal Dutch Shell PLC, Class B	33,384	1,063,825
RSA Insurance Group PLC	10,686	73,352
Schroders PLC	1,950	70,986
Segro PLC	19,047	178,228
Sensata Technologies Holding PLC(a)	2,652	125,784
Severn Trent PLC	14,976	369,498
Smith & Nephew PLC	8,658	197,078
Smiths Group PLC	7,878	158,391
St. James’s Place PLC	6,318	76,123
Standard Chartered PLC	39,468	327,074
Standard Life Aberdeen PLC	57,544	210,534
Taylor Wimpey PLC	54,444	107,862
Tesco PLC	104,676	286,205
Unilever PLC	12,480	757,257
United Utilities Group PLC	48,438	467,718
Vodafone Group PLC	304,980	560,448
Weir Group PLC (The)	3,822	70,057
Whitbread PLC	3,042	168,472
WPP PLC	17,004	202,043

		22,845,744
United States — 55.1%
3M Co.	6,084	1,062,996
Abbott Laboratories	18,954	1,650,893
AbbVie Inc.	15,288	1,018,487
Abiomed Inc.(a)	390	108,638
Accenture PLC, Class A	7,020	1,351,912
Activision Blizzard Inc.	7,020	342,155
Acuity Brands Inc.	546	73,284
Adobe Inc.(a)	5,148	1,538,531
Advance Auto Parts Inc.	780	117,499
Advanced Micro Devices Inc.(a)	12,090	368,141
Affiliated Managers Group Inc.	390	33,458
Aflac Inc.	9,438	496,816
Agilent Technologies Inc.	4,524	314,011
AGNC Investment Corp.	5,382	92,247
Akamai Technologies Inc.(a)	1,872	164,979

Security	Shares	Value

United States (continued)
Albemarle Corp.	1,794	$130,890
Alexandria Real Estate Equities Inc.	1,404	205,489
Alexion Pharmaceuticals Inc.(a)	2,106	238,589
Align Technology Inc.(a)	858	179,391
Alkermes PLC(a)	3,978	92,130
Alleghany Corp.(a)	234	160,461
Allegion PLC	1,482	153,446
Allergan PLC	3,588	575,874
Alliance Data Systems Corp.	624	97,918
Allstate Corp. (The)	3,744	402,106
Ally Financial Inc.	7,566	248,997
Alphabet Inc., Class A(a)	3,276	3,990,823
Alphabet Inc., Class C, NVS(a)	2,886	3,511,339
Altria Group Inc.	19,812	932,551
Amazon.com Inc.(a)	4,212	7,862,877
AMERCO	390	150,930
American Express Co.	8,580	1,067,095
American International Group Inc.	11,544	646,349
American Tower Corp.	4,680	990,382
American Water Works Co. Inc.	11,232	1,289,209
Ameriprise Financial Inc.	1,482	215,646
AmerisourceBergen Corp.	1,794	156,347
AMETEK Inc.	2,340	209,687
Amgen Inc.	6,708	1,251,579
Amphenol Corp., Class A	1,482	138,300
Anadarko Petroleum Corp.	4,602	338,983
Analog Devices Inc.	4,914	577,198
Annaly Capital Management Inc.	17,004	162,388
ANSYS Inc.(a)	1,092	221,807
Anthem Inc.	2,652	781,306
AO Smith Corp.	3,822	173,710
Aon PLC	2,886	546,176
Apple Inc.	47,346	10,086,592
Applied Materials Inc.	10,452	516,015
Arch Capital Group Ltd.(a)	3,432	132,784
Arrow Electronics Inc.(a)	780	56,636
Assurant Inc.	624	70,737
AT&T Inc.	73,086	2,488,578
Athene Holding Ltd., Class A(a)	1,248	50,993
Atmos Energy Corp.	10,218	1,114,171
Autodesk Inc.(a)	2,340	365,438
Automatic Data Processing Inc.	5,304	883,222
AutoZone Inc.(a)	234	262,791
AvalonBay Communities Inc.	1,560	325,712
Avery Dennison Corp.	2,184	250,876
Axalta Coating Systems Ltd.(a)	6,630	196,447
Baker Hughes a GE Co.	23,478	596,106
Ball Corp.	4,368	312,225
Bank of America Corp.	88,686	2,720,886
Bank of New York Mellon Corp. (The)	8,736	409,893
Baxter International Inc.	4,368	366,781
BB&T Corp.	7,020	361,741
Becton Dickinson and Co.	2,652	670,426
Berkshire Hathaway Inc., Class B(a)	11,934	2,451,602
Best Buy Co. Inc.	2,496	191,019
Biogen Inc.(a)	1,950	463,749
BioMarin Pharmaceutical Inc.(a)	2,028	160,861
BlackRock Inc.(e)	1,253	586,003
Boeing Co. (The)	5,772	1,969,291
Booking Holdings Inc.(a)	546	1,030,089

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
BorgWarner Inc.	2,106	$79,607
Boston Properties Inc.	1,326	176,292
Boston Scientific Corp.(a)	14,976	635,881
Brighthouse Financial Inc.(a)(b)	2,846	111,478
Bristol-Myers Squibb Co.	16,614	737,828
Broadcom Inc.	4,602	1,334,534
Broadridge Financial Solutions Inc.	1,092	138,815
Brown-Forman Corp., Class B, NVS	3,555	194,850
Burlington Stores Inc.(a)	546	98,690
Cadence Design Systems Inc.(a)	1,716	126,830
Capital One Financial Corp.	5,382	497,404
Cardinal Health Inc.	3,432	156,945
CarMax Inc.(a)	1,794	157,441
Caterpillar Inc.	6,162	811,351
Cboe Global Markets Inc.	390	42,631
CBRE Group Inc., Class A(a)	5,148	272,895
CBS Corp., Class B, NVS	2,028	104,462
CDW Corp./DE	1,170	138,247
Celgene Corp.(a)	6,708	616,197
Centene Corp.(a)	3,042	158,458
CenturyLink Inc.	9,396	113,598
Cerner Corp.	4,290	307,379
CH Robinson Worldwide Inc.	1,326	111,026
Charles Schwab Corp. (The)	9,282	401,168
Charter Communications Inc., Class A(a)	1,560	601,193
Cheniere Energy Inc.(a)(b)	12,012	782,582
Chevron Corp.	2,886	355,295
Chipotle Mexican Grill Inc.(a)	390	310,257
Chubb Ltd.	4,368	667,605
Church & Dwight Co. Inc	3,120	235,373
Cigna Corp.	3,978	675,942
Cincinnati Financial Corp.	1,248	133,948
Cintas Corp.	1,482	385,972
Cisco Systems Inc.	47,580	2,635,932
CIT Group Inc.	3,120	157,716
Citigroup Inc.	26,364	1,876,062
Citizens Financial Group Inc.	5,772	215,065
Citrix Systems Inc.	1,560	147,014
Clorox Co. (The)	1,092	177,559
CME Group Inc.	3,120	606,590
Coca-Cola Co. (The)	45,318	2,385,086
Cognex Corp.	2,028	89,252
Cognizant Technology Solutions Corp., Class A	6,006	391,231
Colgate-Palmolive Co.	9,048	649,104
Comcast Corp., Class A	46,722	2,016,989
Conagra Brands Inc.	4,134	119,349
Concho Resources Inc.	5,226	510,476
Consolidated Edison Inc.	12,558	1,066,928
Constellation Brands Inc., Class A	2,028	399,151
Cooper Companies Inc. (The)	390	131,586
Copart Inc.(a)	3,354	260,036
Corning Inc.	8,268	254,241
CoStar Group Inc.(a)	780	480,012
Costco Wholesale Corp.	5,538	1,526,439
Coty Inc., Class A	9,204	100,416
Crown Castle International Corp.	4,524	602,868
CSX Corp.	9,126	642,470
Cummins Inc.	1,248	204,672
CVS Health Corp.	13,338	745,194
Danaher Corp.	6,786	953,433

Security	Shares	Value

United States (continued)
Darden Restaurants Inc.	1,014	$123,262
Deere & Co.	3,120	516,828
Dell Technologies Inc., Class C(a)	2,496	144,119
Dentsply Sirona Inc.	3,198	174,131
DexCom Inc.(a)	858	134,594
Digital Realty Trust Inc.	1,404	160,561
Discover Financial Services	2,964	265,989
Discovery Inc., Class A(a)	4,290	130,030
Dollar General Corp.	2,574	344,967
Dollar Tree Inc.(a)	2,340	238,095
Domino’s Pizza Inc.	546	133,513
Dover Corp.	1,716	166,195
DR Horton Inc.	3,666	168,379
DXC Technology Co.	3,744	208,803
Eaton Corp. PLC	4,446	365,417
eBay Inc.	11,778	485,136
Ecolab Inc.	5,304	1,069,976
Edison International	6,708	500,014
Edwards Lifesciences Corp.(a)	2,262	481,467
Electronic Arts Inc.(a)	3,042	281,385
Eli Lilly & Co.	9,750	1,062,263
Emerson Electric Co.	7,488	485,821
EOG Resources Inc.	2,652	227,674
Equifax Inc.	1,716	238,678
Equinix Inc.	702	352,474
Equity Residential.	4,758	375,359
Essex Property Trust Inc.	546	165,012
Estee Lauder Companies Inc. (The), Class A	2,886	531,572
Everest Re Group Ltd.	390	96,190
Eversource Energy	21,216	1,609,446
Exelon Corp.	390	17,573
Expedia Group Inc.	1,716	227,782
Expeditors International of Washington Inc.	3,510	267,989
Facebook Inc., Class A(a)	24,180	4,696,481
Fastenal Co.	7,644	235,435
Fidelity National Financial Inc.	3,822	163,887
Fidelity National Information Services Inc.	6,779	903,296
Fifth Third Bancorp.	6,396	189,897
Fiserv Inc.(a)	6,882	725,569
FleetCor Technologies Inc.(a)	1,170	332,479
FLIR Systems Inc.	2,340	116,204
Flowserve Corp.	3,510	175,605
Fluor Corp.	3,042	98,895
FMC Corp.	3,198	276,371
Ford Motor Co.	34,944	333,016
Fortinet Inc.(a)	1,794	144,076
Fortive Corp.	3,822	290,663
Fortune Brands Home & Security Inc.	2,496	137,130
Fox Corp., Class A, NVS	3,734	139,353
Franklin Resources Inc.	4,446	145,073
Freeport-McMoRan Inc.	13,338	147,518
Garmin Ltd.	1,950	153,251
Gartner Inc.(a)	936	130,413
General Dynamics Corp.	2,886	536,623
General Electric Co.	94,848	991,162
General Mills Inc.	5,616	298,266
General Motors Co.	10,530	424,780
Genuine Parts Co.	1,326	128,781
Gilead Sciences Inc.	13,104	858,574
Goldman Sachs Group Inc. (The)	3,666	806,997

40	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
GrubHub Inc.(a)(b)	2,184	$147,704
H&R Block Inc.	3,354	92,872
Halliburton Co.	21,918	504,114
Harley-Davidson Inc.	2,808	100,470
Hartford Financial Services Group Inc. (The)	2,418	139,349
Hasbro Inc.	2,028	245,712
HCA Healthcare Inc.	1,794	239,517
HCP Inc.	3,010	96,109
HD Supply Holdings Inc.(a)	2,028	82,154
Helmerich & Payne Inc.	6,474	321,628
Henry Schein Inc.(a)(b)	936	62,281
Hershey Co. (The)	1,326	201,207
Hewlett Packard Enterprise Co.	18,954	272,369
Hilton Worldwide Holdings Inc.	1,248	120,494
HollyFrontier Corp.	8,424	419,262
Hologic Inc.(a)	2,574	131,918
Home Depot Inc. (The)	12,090	2,583,512
Honeywell International Inc.	8,658	1,493,159
Host Hotels & Resorts Inc.	10,764	187,186
HP Inc.	19,344	406,998
Humana Inc.	1,482	439,784
Huntington Bancshares Inc./OH	5,694	81,140
IAC/InterActiveCorp.(a)	624	149,167
IDEXX Laboratories Inc.(a)	780	219,999
IHS Markit Ltd.(a)	6,590	424,528
Illinois Tool Works Inc.	3,588	553,377
Illumina Inc.(a)	1,638	490,384
Incyte Corp.(a)	2,028	172,218
Ingersoll-Rand PLC	2,964	366,528
Intel Corp.	47,112	2,381,512
Intercontinental Exchange Inc.	4,602	404,332
International Business Machines Corp.	10,296	1,526,279
International Flavors & Fragrances Inc.	2,106	303,243
Interpublic Group of Companies Inc. (The)	2,886	66,147
Intuit Inc.	3,042	843,577
Intuitive Surgical Inc.(a)	1,326	688,870
Invesco Ltd.	5,382	103,281
IQVIA Holdings Inc.(a)	1,638	260,720
Jack Henry & Associates Inc.	780	108,966
Jacobs Engineering Group Inc.	4,368	360,404
Jazz Pharmaceuticals PLC(a)	312	43,487
JM Smucker Co. (The)	1,014	112,747
Johnson & Johnson	27,534	3,585,478
Johnson Controls International PLC	9,594	407,169
Jones Lang LaSalle Inc.	858	125,002
JPMorgan Chase & Co.	32,760	3,800,160
Juniper Networks Inc.	2,886	77,980
Kellogg Co.	1,014	59,035
KeyCorp.	7,176	131,823
Keysight Technologies Inc.(a)	1,404	125,686
Kimberly-Clark Corp.	1,404	190,453
Kimco Realty Corp.	9,906	190,294
Kinder Morgan Inc./DE	19,422	400,482
KLA Corp.	2,028	276,457
Kohl’s Corp.	858	46,212
Kraft Heinz Co. (The)	7,722	247,181
Kroger Co. (The)	234	4,951
L Brands Inc.	2,262	58,699
L3Harris Technologies Inc.	2,619	543,704
Laboratory Corp. of America Holdings(a)	858	143,732

Security	Shares	Value

United States (continued)
Lam Research Corp.	1,560	$325,432
Lamb Weston Holdings Inc.	1,014	68,060
Las Vegas Sands Corp.	6,084	367,717
Leidos Holdings Inc.	1,560	128,076
Lennar Corp., Class A(b)	2,964	140,997
Lennox International Inc.	702	180,049
Liberty Global PLC, Class A(a)	6,318	168,501
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	2,886	113,651
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	2,964	123,391
Lincoln National Corp.	3,120	203,861
Live Nation Entertainment Inc.(a)	1,794	129,276
LKQ Corp.(a)	4,056	109,228
Lockheed Martin Corp.	2,262	819,229
Loews Corp.	3,900	208,806
Lowe’s Companies Inc.	8,268	838,375
Lululemon Athletica Inc.(a)	1,404	268,290
M&T Bank Corp.	858	140,927
Macerich Co. (The)	3,042	100,538
Macy’s Inc.	2,808	63,826
ManpowerGroup Inc.	1,794	163,882
Marathon Petroleum Corp.	15,912	897,278
Markel Corp.(a)	78	86,887
Marriott International Inc./MD, Class A	1,092	151,854
Marsh & McLennan Companies Inc.	6,630	655,044
Marvell Technology Group Ltd.	10,998	288,807
Masco Corp.	5,538	225,784
Mastercard Inc., Class A	9,378	2,553,348
Maxim Integrated Products Inc.	3,354	198,523
McCormick & Co. Inc./MD, NVS	1,794	284,421
McDonald’s Corp.	8,346	1,758,669
McKesson Corp.	2,340	325,143
Medtronic PLC	13,962	1,423,286
MercadoLibre Inc.(a)	546	339,295
Merck & Co. Inc.	27,924	2,317,413
MetLife Inc.	9,594	474,135
Mettler-Toledo International Inc.(a)	312	236,106
MGM Resorts International	7,332	220,107
Microchip Technology Inc.	2,574	243,037
Micron Technology Inc.(a)	11,856	532,216
Microsoft Corp.	73,476	10,012,575
Middleby Corp. (The)(a)	702	94,335
Molson Coors Brewing Co., Class B	2,496	134,759
Mondelez International Inc., Class A	15,444	826,100
Monster Beverage Corp.(a)	5,070	326,863
Moody’s Corp.	1,716	367,807
Morgan Stanley	12,012	535,255
Motorola Solutions Inc.	1,248	207,118
MSCI Inc.	1,092	248,146
Mylan NV(a)	4,368	91,291
National Oilwell Varco Inc.	14,586	347,439
Nektar Therapeutics(a)	1,794	51,057
NetApp Inc.	3,354	196,175
Netflix Inc.(a)	4,602	1,486,400
Newell Brands Inc.	6,786	96,293
News Corp., Class A, NVS	5,616	73,907
Nielsen Holdings PLC	5,928	137,292
NIKE Inc., Class B	14,586	1,254,834
Norfolk Southern Corp.	2,730	521,758
Northern Trust Corp.	1,326	129,948
Northrop Grumman Corp.	1,716	592,998

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
NVIDIA Corp.	6,240	$1,052,813
O’Reilly Automotive Inc.(a)	936	356,391
Old Dominion Freight Line Inc.	1,326	221,415
Omnicom Group Inc.	1,638	131,400
ONEOK Inc.	27,846	1,951,448
Oracle Corp.	25,116	1,414,031
PACCAR Inc.	3,588	251,662
Palo Alto Networks Inc.(a)	780	176,701
Parker-Hannifin Corp.	1,170	204,844
Paychex Inc.	5,460	453,453
PayPal Holdings Inc.(a)	11,466	1,265,846
People’s United Financial Inc.	3,510	57,634
PepsiCo Inc.	13,962	1,784,483
Pfizer Inc.	58,656	2,278,199
Philip Morris International Inc.	15,990	1,336,924
Phillips 66	11,388	1,167,953
Pioneer Natural Resources Co.	2,574	355,315
PNC Financial Services Group Inc. (The)	4,524	646,480
Polaris Industries Inc.	858	81,227
PPG Industries Inc.	3,978	466,977
Principal Financial Group Inc.	3,588	208,248
Procter & Gamble Co. (The)	26,130	3,084,385
Progressive Corp. (The)	5,772	467,417
Prologis Inc.	6,942	559,595
Prudential Financial Inc.	5,538	561,055
Public Storage	1,716	416,576
PVH Corp.	858	76,293
QUALCOMM Inc.	13,026	952,982
Quest Diagnostics Inc.	936	95,547
Qurate Retail Inc.(a)	5,070	71,690
Ralph Lauren Corp.	858	89,429
Raytheon Co.	2,964	540,308
Realty Income Corp.	1,872	129,561
Regeneron Pharmaceuticals Inc.(a)	624	190,170
Regions Financial Corp.	11,232	178,926
ResMed Inc.	1,794	230,888
Robert Half International Inc.	2,418	146,071
Rockwell Automation Inc.	1,092	175,572
Rollins Inc.	3,978	133,382
Roper Technologies Inc.(b)	1,326	482,200
Ross Stores Inc.	3,900	413,517
S&P Global Inc.	2,886	706,926
Sabre Corp.	3,900	91,689
salesforce.com Inc.(a)	7,176	1,108,692
SBA Communications Corp.(a)	1,482	363,698
Schlumberger Ltd.	31,590	1,262,652
Seagate Technology PLC	2,340	108,365
Sealed Air Corp.	4,680	195,577
SEI Investments Co.	1,404	83,664
Sempra Energy	6,864	929,592
ServiceNow Inc.(a)	1,638	454,365
Sherwin-Williams Co. (The)	1,638	840,360
Simon Property Group Inc.	3,666	594,625
Sirius XM Holdings Inc.	19,266	120,605
Skyworks Solutions Inc.	1,716	146,340
SL Green Realty Corp.	1,092	88,539
Snap-on Inc.	780	119,036
Spirit AeroSystems Holdings Inc., Class A	1,482	113,877
Splunk Inc.(a)	1,326	179,421
Square Inc., Class A(a)	3,354	269,695

Security	Shares	Value

United States (continued)
Stanley Black & Decker Inc.	1,872	$276,288
Starbucks Corp.	15,054	1,425,463
State Street Corp.	3,955	229,746
Stryker Corp.	3,276	687,239
SunTrust Banks Inc.	4,680	311,688
SVB Financial Group(a)	546	126,656
Symantec Corp.	7,878	169,850
Synchrony Financial	7,254	260,274
Sysco Corp.	7,098	486,710
T-Mobile U.S. Inc.(a)	1,560	124,379
T Rowe Price Group Inc.	3,120	353,777
Take-Two Interactive Software Inc.(a)	1,170	143,348
Tapestry Inc.	3,276	101,327
Target Corp.	4,992	431,309
TD Ameritrade Holding Corp.	1,638	83,702
TE Connectivity Ltd.	4,524	418,018
TechnipFMC PLC	18,174	500,512
Teleflex Inc.	390	132,499
Tesla Inc.(a)(b)	1,404	339,220
Texas Instruments Inc.	10,062	1,257,851
Textron Inc.	2,262	111,517
Thermo Fisher Scientific Inc.	4,368	1,212,906
Tiffany & Co.	1,950	183,144
TJX Companies Inc. (The)	13,572	740,488
Total System Services Inc.	1,716	232,896
Tractor Supply Co.	1,638	178,231
TransDigm Group Inc.(a)	546	265,050
TransUnion	2,418	200,186
Travelers Companies Inc. (The)	3,198	468,891
Trimble Inc.(a)	3,354	141,740
TripAdvisor Inc.(a)	1,092	48,212
Twitter Inc.(a)	6,240	264,014
U.S. Bancorp.	11,466	655,282
UDR Inc.	2,574	118,558
Ulta Salon Cosmetics & Fragrance Inc.(a)	624	217,932
Under Armour Inc., Class A(a)(b)	4,446	102,569
Union Pacific Corp.	8,112	1,459,754
United Parcel Service Inc., Class B	5,850	698,900
United Rentals Inc.(a)	1,092	138,193
United Technologies Corp.	9,546	1,275,346
UnitedHealth Group Inc.	9,672	2,408,425
Unum Group	1,950	62,303
Vail Resorts Inc.	702	173,057
Valero Energy Corp.	10,062	857,786
Varian Medical Systems Inc.(a)(b)	780	91,549
Veeva Systems Inc., Class A(a)	1,872	310,565
Ventas Inc.	2,106	141,713
VEREIT Inc.	14,352	130,890
VeriSign Inc.(a)	624	131,720
Verisk Analytics Inc.	3,120	473,366
Verizon Communications Inc.	40,794	2,254,684
Vertex Pharmaceuticals Inc.(a)	2,418	402,887
VF Corp.	3,588	313,555
Viacom Inc., Class B, NVS	1,404	42,611
Visa Inc., Class A	18,408	3,276,624
VMware Inc., Class A	1,092	190,543
Voya Financial Inc.	2,964	166,488
Vulcan Materials Co.	2,106	291,365
Wabtec Corp.	1,560	121,181
Walmart Inc.	14,742	1,627,222

42	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Walgreens Boots Alliance Inc.	10,140	$552,529
Walt Disney Co. (The)	18,229	2,606,929
Waters Corp.(a)	936	197,084
Wayfair Inc., Class A(a)(b)	936	122,766
WellCare Health Plans Inc.(a)	468	134,433
Wells Fargo & Co.	45,786	2,216,500
Welltower Inc.	4,212	350,101
Western Digital Corp.	3,198	172,340
Western Union Co. (The)	5,460	114,660
Weyerhaeuser Co.	10,842	275,495
Willis Towers Watson PLC	1,140	222,551
Workday Inc., Class A(a)	1,092	218,378
WP Carey Inc.	3,276	283,505
WW Grainger Inc.	624	181,603
Wynn Resorts Ltd.	1,638	213,055
Xerox Corp.	3,900	125,190
Xilinx Inc.	3,432	391,969
XPO Logistics Inc.(a)(b)	936	63,161
Xylem Inc./NY	4,914	394,545
Yum! Brands Inc.	1,170	131,648
Zayo Group Holdings Inc.(a)	4,446	149,964
Zillow Group Inc., Class C,NVS(a)(b)	2,028	101,319
Zimmer Biomet Holdings Inc.	1,872	252,963
Zoetis Inc.	5,382	618,338

		258,612,187

Total Common Stocks — 99.0% (Cost: $403,392,942)		464,262,066

Preferred Stocks

Brazil — 0.3%
Banco Bradesco SA, Preference Shares, NVS	56,171	515,043
Itau Unibanco Holding SA, Preference Shares, NVS	70,254	650,147
Itausa-Investimentos Itau SA, Preference Shares, NVS	54,600	180,955
Telefonica Brasil SA, Preference Shares, NVS	7,800	108,420

		1,454,565
Chile — 0.0%
Sociedad Quimica y Minera de Chile SA, Series B, Preference Shares, NVS	3,198	94,206

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	10,452	130,979
Grupo Aval Acciones y Valores SA, Preference Shares, NVS	359,502	138,123
Grupo de Inversiones Suramericana SA, Preference Shares, NVS	17,862	172,517

		441,619

Security	Shares	Value

Germany — 0.2%
Fuchs Petrolub SE, Preference Shares, NVS	1,716	$66,756
Henkel AG & Co. KGaA, Preference Shares, NVS	3,744	388,677
Volkswagen AG, Preference Shares, NVS	2,340	393,253

		848,686
Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	272,454	145,608

South Korea — 0.1%
Hyundai Motor Co., Series 2, Preference Shares, NVS	1,092	76,055
Samsung Electronics Co. Ltd., Preference Shares, NVS	7,800	243,935

		319,990

Total Preferred Stocks — 0.7% (Cost: $3,137,729)		3,304,674

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(e)(f)(g)	2,898,525	2,899,974
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(e)(f)	38,000	38,000

		2,937,974

Total Short-Term Investments — 0.6% (Cost: $2,936,773)		2,937,974

Total Investments in Securities — 100.3% (Cost: $409,467,444)		470,504,714

Other Assets, Less Liabilities — (0.3)%		(1,505,597)

Net Assets — 100.0%		$468,999,117

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-dayyield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI Low Carbon Target ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Shares Purchased	Shares Sold		Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	8,169,873	—	(5,271,348	)(b)	2,898,525	$2,899,974	$51,043	(c)	$1,298		$(807)
BlackRock Cash Funds: Treasury, SL Agency Shares	247,119	—	(209,119	)(b)	38,000	38,000	11,620		—		—
BlackRock Inc.	1,652	184	(583)		1,253	586,003	18,205		8,841		(96,408)
PNC Financial Services Group Inc. (The)(d)	6,120	789	(2,385)		4,524	N/A	20,247		46,579		(228,287)

						$3,523,977	$101,115		$56,718		$(325,502)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$464,262,066	$—	$—	$464,262,066
Preferred Stocks	3,304,674	—	—	3,304,674
Money Market Funds	2,937,974	—	—	2,937,974

	$470,504,714	$—	$—	$470,504,714

See notes to financial statements

44	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments July 31, 2019	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 37.0%
3SBio Inc.(a)(b)	1,176,000	$2,013,107
51job Inc., ADR(c)	21,756	1,687,178
58.com Inc., ADR(c)	82,026	4,624,626
AAC Technologies Holdings Inc.	692,000	3,779,174
Agile Group Holdings Ltd.	1,176,000	1,529,360
Agricultural Bank of China Ltd., Class A	1,940,400	1,013,646
Agricultural Bank of China Ltd., Class H	25,284,000	10,303,652
Aier Eye Hospital Group Co. Ltd., Class A	115,890	512,739
Air China Ltd., Class H	1,768,000	1,739,113
Alibaba Group Holding Ltd., ADR(c)	1,229,214	212,789,236
Alibaba Health Information Technology Ltd.(b)(c)	2,952,000	2,681,271
Alibaba Pictures Group Ltd.(c)	11,760,000	2,388,687
Aluminum Corp. of China Ltd., Class H(c)	3,528,000	1,167,302
Angang Steel Co. Ltd., Class A	574,598	291,826
Angang Steel Co. Ltd., Class H	769,200	294,792
Anhui Conch Cement Co. Ltd., Class A	147,000	843,212
Anhui Conch Cement Co. Ltd., Class H	1,029,000	6,013,969
ANTA Sports Products Ltd.	882,000	6,625,225
Autohome Inc., ADR(b)(c)	51,156	4,348,261
AviChina Industry & Technology Co. Ltd., Class H	2,060,000	1,113,172
BAIC Motor Corp. Ltd., Class H(a)	1,470,000	938,949
Baidu Inc., ADR(c)	240,198	26,830,117
Bank of Beijing Co. Ltd., Class A	1,087,800	888,689
Bank of China Ltd., Class A	911,400	490,654
Bank of China Ltd., Class H	68,502,000	28,003,219
Bank of Communications Co. Ltd., Class A	1,234,889	1,041,110
Bank of Communications Co. Ltd., Class H	7,350,100	5,380,252
Bank of Jiangsu Co. Ltd., Class A	414,400	418,525
Bank of Nanjing Co. Ltd., Class A	444,000	534,109
Bank of Ningbo Co. Ltd., Class A	205,899	704,814
Bank of Shanghai Co. Ltd., Class A	496,941	671,347
Baoshan Iron & Steel Co. Ltd., Class A	793,896	734,982
Baozun Inc., ADR(b)(c)	33,222	1,648,143
BBMG Corp., Class H	2,058,000	604,683
Beijing Capital International Airport Co. Ltd., Class H	1,764,000	1,397,156
Beijing Dabeinong Technology Group Co. Ltd., Class A	192,100	150,527
Beijing Enterprises Holdings Ltd.	442,000	2,171,068
Beijing Enterprises Water Group Ltd.	4,708,000	2,495,970
BOC Aviation Ltd.(a)	176,400	1,527,858
BOE Technology Group Co. Ltd., Class A	852,600	501,064
Brilliance China Automotive Holdings Ltd.(b)	2,352,000	2,589,997
BYD Co. Ltd., Class H(b)	588,500	3,706,364
BYD Electronic International Co. Ltd.	588,000	932,940
CGN Power Co. Ltd., Class H(a)	9,408,000	2,728,211
China Agri-Industries Holdings Ltd.	1,470,000	448,818
China Aoyuan Group Ltd.	1,180,000	1,597,874
China Cinda Asset Management Co. Ltd., Class H	7,644,000	1,679,592
China CITIC Bank Corp. Ltd., Class H	7,938,200	4,421,435
China Coal Energy Co. Ltd., Class H	1,764,000	687,311
China Communications Construction Co. Ltd., Class H	3,822,000	3,242,004
China Communications Services Corp. Ltd., Class H	2,354,000	1,653,956
China Conch Venture Holdings Ltd.	1,449,000	5,007,148
China Construction Bank Corp., Class A	382,200	408,743
China Construction Bank Corp., Class H	84,966,390	65,885,613
China Ding Yi Feng Holdings Ltd.(b)(d)	840,000	12,877
China Eastern Airlines Corp. Ltd., Class A(c)	324,995	277,769
China Eastern Airlines Corp. Ltd., Class H(c)	1,176,000	653,509
China Education Group Holdings Ltd.	588,000	923,926

Security	Shares	Value

China (continued)
China Everbright Bank Co. Ltd., Class A	947,200	$540,165
China Everbright Bank Co. Ltd., Class H	2,940,000	1,329,552
China Everbright International Ltd.	3,234,370	2,871,635
China Everbright Ltd.	588,000	782,708
China Evergrande Group	1,470,000	3,924,807
China First Capital Group Ltd.(c)	2,352,000	721,113
China Fortune Land Development Co. Ltd., Class A	88,200	373,718
China Galaxy Securities Co. Ltd., Class H	3,087,000	1,664,193
China Gas Holdings Ltd.	1,528,800	6,376,591
China Hongqiao Group Ltd.	1,470,000	1,079,792
China Huarong Asset Management Co. Ltd., Class H(a)	8,820,000	1,498,563
China Huishan Dairy Holdings Co. Ltd.(c)(d)	277,900	604
China International Capital Corp. Ltd., Class H(a)(b)	940,800	1,797,975
China International Marine Containers Group Co. Ltd., Class A	211,680	317,916
China International Travel Service Corp. Ltd., Class A	58,800	772,180
China Jinmao Holdings Group Ltd.	4,704,000	3,064,730
China Life Insurance Co. Ltd., Class A	118,400	510,099
China Life Insurance Co. Ltd., Class H	6,468,000	16,649,446
China Literature Ltd.(a)(b)(c)	235,200	947,963
China Longyuan Power Group Corp. Ltd., Class H	2,944,000	1,808,996
China Medical System Holdings Ltd.	1,177,000	1,133,711
China Mengniu Dairy Co. Ltd.	2,352,000	9,554,746
China Merchants Bank Co. Ltd., Class A	588,099	3,119,961
China Merchants Bank Co. Ltd., Class H(b)	3,381,446	16,954,963
China Merchants Port Holdings Co. Ltd.	1,182,180	1,966,298
China Merchants Securities Co. Ltd., Class A	355,200	871,584
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	264,699	792,399
China Minsheng Banking Corp. Ltd., Class A	1,528,800	1,346,579
China Minsheng Banking Corp. Ltd., Class H	5,145,020	3,562,387
China Mobile Ltd.	5,292,000	45,125,896
China Molybdenum Co. Ltd., Class H	3,528,000	1,018,572
China National Building Material Co. Ltd., Class H	3,528,000	3,136,841
China National Nuclear Power Co. Ltd., Class A	266,400	217,638
China Oilfield Services Ltd., Class H	1,216,000	1,382,542
China Oriental Group Co. Ltd.	1,176,000	527,314
China Overseas Land & Investment Ltd.	3,529,760	12,129,759
China Pacific Insurance Group Co. Ltd., Class A	176,400	988,049
China Pacific Insurance Group Co. Ltd., Class H	2,293,200	9,872,487
China Petroleum & Chemical Corp., Class A	532,296	407,058
China Petroleum & Chemical Corp., Class H	22,344,000	14,443,291
China Power International Development Ltd.	4,116,000	1,035,849
China Railway Construction Corp. Ltd., Class A	323,400	455,671
China Railway Construction Corp. Ltd., Class H	1,764,000	2,052,918
China Railway Group Ltd., Class H	3,234,000	2,280,520
China Railway Signal & Communication Corp. Ltd., Class H(a)	1,176,000	788,717
China Reinsurance Group Corp., Class H	4,116,000	725,620
China Resources Beer Holdings Co. Ltd.	1,180,000	5,577,486
China Resources Cement Holdings Ltd.	2,352,000	2,178,362
China Resources Gas Group Ltd.	588,000	2,997,126
China Resources Land Ltd.	2,353,555	10,147,355
China Resources Pharmaceutical Group Ltd.(a)	1,323,000	1,448,423
China Resources Power Holdings Co. Ltd.	1,768,000	2,552,204
China Shenhua Energy Co. Ltd., Class A	207,200	577,577
China Shenhua Energy Co. Ltd., Class H	2,940,000	5,859,043
China Shipbuilding Industry Co. Ltd., Class A	562,400	489,654
China Southern Airlines Co. Ltd., Class H	1,768,000	1,145,104

S C H E D U L E O F I N V E S T M E N T S	45

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China State Construction Engineering Corp. Ltd., Class A	1,058,400	$904,602
China State Construction International Holdings Ltd.(b)	1,768,000	1,829,456
China Taiping Insurance Holdings Co. Ltd.	1,411,390	3,948,625
China Telecom Corp. Ltd., Class H	11,760,000	5,288,162
China Tower Corp. Ltd., Class H(a)	36,456,000	9,500,663
China Traditional Chinese Medicine Holdings Co. Ltd.	1,764,000	811,252
China Unicom Hong Kong Ltd.	5,292,000	5,178,492
China United Network Communications Ltd., Class A	1,058,400	910,746
China Vanke Co. Ltd., Class A	323,408	1,349,684
China Vanke Co. Ltd., Class H	1,234,884	4,677,412
China Yangtze Power Co. Ltd., Class A	411,600	1,118,082
China Zhongwang Holdings Ltd.	1,411,200	722,916
Chongqing Rural Commercial Bank Co. Ltd., Class H	2,058,000	1,083,172
Chongqing Zhifei Biological Products Co. Ltd., Class A	59,200	403,320
CIFI Holdings Group Co. Ltd.	2,352,000	1,517,342
CITIC Ltd.	4,998,000	6,640,248
CITIC Securities Co. Ltd., Class A	355,200	1,197,332
CITIC Securities Co. Ltd., Class H	1,764,000	3,416,273
CNOOC Ltd.	15,288,000	25,272,004
Contemporary Amperex Technology Co. Ltd., Class A	29,600	326,436
COSCO SHIPPING Development Co. Ltd., Class A	1,117,200	432,847
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	1,176,000	676,043
COSCO SHIPPING Holdings Co. Ltd., Class A(c)	383,100	260,722
COSCO SHIPPING Holdings Co. Ltd., Class H(c)	2,058,000	772,943
COSCO SHIPPING Ports Ltd.	1,768,000	1,549,391
Country Garden Holdings Co. Ltd.(b)	6,468,838	8,825,763
Country Garden Services Holdings Co. Ltd.	1,176,000	2,863,419
CRRC Corp. Ltd., Class A	1,117,299	1,277,580
CRRC Corp. Ltd., Class H	3,528,500	2,790,201
CSPC Pharmaceutical Group Ltd.	4,120,000	7,242,198
Ctrip.com International Ltd., ADR(c)	354,564	13,820,905
Dali Foods Group Co. Ltd.(a)	1,764,000	1,101,951
Daqin Railway Co. Ltd., Class A	470,495	539,355
Datang International Power Generation Co. Ltd., Class H	2,352,000	531,821
Dongfeng Motor Group Co. Ltd., Class H	2,354,000	2,114,056
East Money Information Co. Ltd., Class A	296,000	624,953
ENN Energy Holdings Ltd.	676,200	7,018,645
Far East Horizon Ltd.	2,061,000	1,924,643
Focus Media Information Technology Co. Ltd., Class A	352,840	259,072
Foshan Haitian Flavouring & Food Co. Ltd., Class A	58,800	852,384
Fosun International Ltd.	2,205,000	2,912,620
Founder Securities Co. Ltd., Class A	355,200	357,705
Foxconn Industrial Internet Co. Ltd., Class A	266,400	528,440
Fullshare Holdings Ltd.(c)	6,527,500	233,485
Future Land Development Holdings Ltd.(b)	1,764,000	1,498,563
Fuyao Glass Industry Group Co. Ltd., Class H(a)	453,600	1,384,923
GDS Holdings Ltd., ADR(c)	51,744	2,130,818
Geely Automobile Holdings Ltd.	4,410,000	6,839,306
Genscript Biotech Corp.(c)	588,000	1,457,249
GF Securities Co. Ltd., Class A	355,200	691,185
GF Securities Co. Ltd., Class H(c)	823,200	932,790
GOME Retail Holdings Ltd.(b)(c)	8,526,160	914,929
Great Wall Motor Co. Ltd., Class H(b)	2,646,000	1,815,176
Gree Electric Appliances Inc. of Zhuhai, Class A	88,298	705,856
Greentown Service Group Co. Ltd.	1,176,000	999,042
Guangdong Investment Ltd.	2,352,000	4,957,651
Guangzhou Automobile Group Co. Ltd., Class H	2,352,397	2,419,141

Security	Shares	Value

China (continued)
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	59,200	$323,343
Guangzhou R&F Properties Co. Ltd., Class H	823,200	1,503,821
Guotai Junan Securities Co. Ltd., Class A	441,000	1,158,910
Guotai Junan Securities Co. Ltd., Class H(a)	529,200	861,279
Haier Electronics Group Co. Ltd.	1,176,000	2,785,299
Haier Smart Home Co. Ltd., Class A	145,400	355,092
Haitian International Holdings Ltd.	591,000	1,204,967
Haitong Securities Co. Ltd., Class A	355,200	714,379
Haitong Securities Co. Ltd., Class H	2,469,600	2,476,572
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	323,400	1,448,669
Hengan International Group Co. Ltd.	588,000	4,450,619
HengTen Networks Group Ltd.(b)(c)	19,992,000	380,537
Hua Hong Semiconductor Ltd.(a)(b)	294,000	614,448
Huadian Power International Corp. Ltd., Class H	1,764,000	741,394
Huadong Medicine Co. Ltd., Class A	35,390	141,377
Huaneng Power International Inc., Class H	3,528,000	2,064,186
Huaneng Renewables Corp. Ltd., Class H	4,116,000	1,125,237
Huatai Securities Co. Ltd., Class A	177,600	523,672
Huatai Securities Co. Ltd., Class H(a)	1,470,000	2,403,710
Huaxia Bank Co. Ltd., Class A	621,600	681,907
Huayu Automotive Systems Co. Ltd., Class A	177,600	595,316
Huazhu Group Ltd., ADR	114,366	3,746,630
Hubei Energy Group Co. Ltd., Class A	588,600	358,725
Hundsun Technologies Inc., Class A	29,600	305,346
Hutchison China MediTech Ltd., ADR(b)(c)	58,800	1,229,508
Iflytek Co. Ltd., Class A(c)	118,400	564,390
Industrial & Commercial Bank of China Ltd., Class A	1,675,800	1,371,494
Industrial & Commercial Bank of China Ltd., Class H	54,978,350	37,223,937
Industrial Bank Co. Ltd., Class A	617,400	1,713,855
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	1,176,096	269,645
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	176,491	799,042
Inner Mongolia Yitai Coal Co. Ltd., Class B	882,000	894,348
iQIYI Inc., ADR(b)(c)	108,780	2,022,220
JD.com Inc., ADR(c)	637,392	19,064,395
Jiangsu Expressway Co. Ltd., Class H	1,178,000	1,592,156
Jiangsu Hengrui Medicine Co. Ltd., Class A	117,697	1,143,256
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	29,000	490,291
Jiangxi Copper Co. Ltd., Class H	1,177,000	1,466,006
Kaisa Group Holdings Ltd.	2,058,000	862,331
Kingboard Holdings Ltd.	588,000	1,463,258
Kingboard Laminates Holdings Ltd.	1,029,000	857,073
Kingdee International Software Group Co. Ltd.	2,058,000	1,990,197
Kingsoft Corp. Ltd.(c)	588,000	1,282,980
Kunlun Energy Co. Ltd.	2,946,000	2,585,498
Kweichow Moutai Co. Ltd., Class A	29,672	4,187,681
KWG Group Holdings Ltd.	1,176,000	1,105,707
Lee & Man Paper Manufacturing Ltd.	1,176,000	722,615
Legend Holdings Corp., Class H(a)	323,400	764,305
Lenovo Group Ltd.	6,468,000	5,255,111
Li Ning Co. Ltd.	1,622,500	4,033,502
Liaoning Cheng Da Co. Ltd., Class A	206,342	417,391
Logan Property Holdings Co. Ltd.	1,176,000	1,796,773
Longfor Group Holdings Ltd.(a)	1,470,000	5,483,463
LONGi Green Energy Technology Co. Ltd., Class A	148,000	552,579
Luxshare Precision Industry Co. Ltd., Class A	269,360	844,266
Luye Pharma Group Ltd.(a)(b)	1,029,000	803,177
Luzhou Laojiao Co. Ltd., Class A	29,400	344,025
Maanshan Iron & Steel Co. Ltd., Class H	1,764,000	676,043

46	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A	141,147	$242,707
Meitu Inc.(a)(b)(c)	1,764,000	520,553
Meituan Dianping, Class B(c)	852,600	6,965,313
Metallurgical Corp. of China Ltd., Class A	561,208	240,236
Metallurgical Corp. of China Ltd., Class H	2,646,000	649,002
Midea Group Co. Ltd., Class A	118,688	942,078
MMG Ltd.(c)	2,352,000	742,145
Momo Inc., ADR	125,538	4,264,526
Muyuan Foodstuff Co. Ltd., Class A	59,200	658,026
NARI Technology Co. Ltd., Class A	177,598	486,040
NetEase Inc., ADR	61,152	14,115,105
New China Life Insurance Co. Ltd., Class A	88,799	715,788
New China Life Insurance Co. Ltd., Class H	705,600	3,542,467
New Hope Liuhe Co. Ltd., Class A	149,372	419,414
New Oriental Education & Technology Group Inc., ADR(c)	124,068	12,941,533
Nexteer Automotive Group Ltd.	882,000	925,053
Nine Dragons Paper Holdings Ltd.	1,470,000	1,199,977
NIO Inc., ADR(b)(c)	560,364	1,944,463
Noah Holdings Ltd., ADR(b)(c)	25,578	827,193
Orient Securities Co. Ltd./China, Class A	295,998	447,558
People’s Insurance Co. Group of China Ltd. (The), Class H	6,762,000	2,859,288
PetroChina Co. Ltd., Class A	411,600	388,820
PetroChina Co. Ltd., Class H	18,228,000	9,686,951
PICC Property & Casualty Co. Ltd., Class H	6,183,814	7,402,028
Pinduoduo Inc., ADR(b)(c)	165,522	3,686,175
Ping An Bank Co. Ltd., Class A	558,638	1,145,421
Ping An Insurance Group Co. of China Ltd., Class A	294,099	3,759,349
Ping An Insurance Group Co. of China Ltd., Class H	4,851,000	57,880,581
Poly Developments and Holdings Group Co. Ltd., Class A	382,295	788,289
Postal Savings Bank of China Co. Ltd., Class H(a)	6,762,000	3,947,718
SAIC Motor Corp. Ltd., Class A	264,698	954,102
Sanan Optoelectronics Co. Ltd., Class A	117,626	195,435
Sany Heavy Industry Co. Ltd., Class A	414,399	849,075
Seazen Holdings Co. Ltd., Class A	88,797	339,267
Semiconductor Manufacturing International Corp.(b)(c)	2,646,400	3,140,696
Shaanxi Coal Industry Co. Ltd., Class A	355,198	487,589
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	2,352,000	2,259,487
Shanghai Electric Group Co. Ltd., Class H	2,368,000	825,846
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	116,300	443,842
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	441,000	1,321,101
Shanghai Industrial Holdings Ltd.	591,000	1,217,047
Shanghai International Airport Co. Ltd., Class A	29,600	355,557
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	1,023,875	1,206,125
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	235,500	620,582
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	558,600	1,078,965
Shanghai Pudong Development Bank Co. Ltd., Class A	852,694	1,468,711
Shanghai Tunnel Engineering Co. Ltd., Class A	383,065	342,965
Shenergy Co. Ltd., Class A	443,185	376,856
Shenwan Hongyuan Group Co. Ltd., Class A	859,897	610,166
Shenzhen Energy Group Co. Ltd., Class A	470,465	403,466
Shenzhen International Holdings Ltd.	735,000	1,365,232
Shenzhen Investment Ltd.	2,940,000	1,059,135

Security	Shares	Value

China (continued)
Shenzhou International Group Holdings Ltd.	646,800	$8,981,612
Shimao Property Holdings Ltd.	1,029,000	2,872,245
Shui On Land Ltd.	2,793,000	599,425
Sihuan Pharmaceutical Holdings Group Ltd.	3,464,000	716,882
SINA Corp./China(c)	56,448	2,208,246
Sino Biopharmaceutical Ltd.	5,880,500	7,271,840
Sino-Ocean Group Holding Ltd.	2,499,000	1,015,192
Sinopec Engineering Group Co. Ltd., Class H	1,176,000	926,931
Sinopec Shanghai Petrochemical Co. Ltd., Class H	2,940,000	1,029,088
Sinopharm Group Co. Ltd., Class H	1,060,000	3,954,062
Sinotrans Ltd., Class H	1,470,000	510,788
Sinotruk Hong Kong Ltd.	588,000	872,847
SOHO China Ltd.	1,764,000	567,876
SooChow Securities Co. Ltd., Class A	179,181	256,887
SSY Group Ltd.	1,176,000	1,056,130
Sun Art Retail Group Ltd.	2,058,000	2,092,730
Sunac China Holdings Ltd.	2,058,000	9,412,026
Suning.com Co. Ltd., Class A	441,094	686,789
Sunny Optical Technology Group Co. Ltd.	617,400	7,287,748
TAL Education Group, ADR(c)	308,700	9,940,140
Tencent Holdings Ltd.	4,939,200	232,324,562
Tencent Music Entertainment Group, ADR(b)(c)	79,674	1,136,948
Tingyi Cayman Islands Holding Corp.	1,766,000	2,648,583
Tong Ren Tang Technologies Co. Ltd., Class H(b)	294,000	353,045
Tongling Nonferrous Metals Group Co. Ltd., Class A	976,200	328,639
Tongwei Co. Ltd., Class A	148,000	312,691
Towngas China Co. Ltd.	882,000	673,790
TravelSky Technology Ltd., Class H	884,000	1,743,630
Tsingtao Brewery Co. Ltd., Class H	588,000	3,462,844
Tus Environmental Science And Technology Development Co. Ltd., Class A	88,595	134,472
Uni-President China Holdings Ltd.	1,176,000	1,398,659
Vipshop Holdings Ltd., ADR(b)(c)	379,260	2,882,376
Want Want China Holdings Ltd.	4,410,000	3,453,455
Weibo Corp., ADR(b)(c)	47,922	1,877,105
Weichai Power Co. Ltd., Class H	1,764,600	2,750,178
Wens Foodstuffs Group Co. Ltd., Class A	177,599	1,042,957
Wuliangye Yibin Co. Ltd., Class A	117,600	2,059,886
WuXi AppTec Co. Ltd., Class H(a)(b)	123,480	1,145,217
Wuxi Biologics Cayman Inc.(a)(c)	441,000	4,752,022
Xiaomi Corp., Class B(a)(b)(c)	2,940,000	3,398,996
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	179,113	310,850
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	529,258	595,660
Xinyi Solar Holdings Ltd.	2,480,000	1,368,643
Yanzhou Coal Mining Co. Ltd., Class H	1,766,000	1,570,199
Yihai International Holding Ltd.(b)	294,000	1,571,801
Yonghui Superstores Co. Ltd., Class A	325,600	456,881
Yonyou Network Technology Co. Ltd., Class A	118,400	493,949
Yuexiu Property Co. Ltd.	5,292,000	1,203,357
Yum China Holdings Inc.	312,522	14,219,751
Yuzhou Properties Co. Ltd.	1,470,000	696,700
YY Inc., ADR(c)	42,924	2,755,292
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	29,600	446,702
Zhaojin Mining Industry Co. Ltd., Class H	1,029,000	1,202,794
Zhejiang Expressway Co. Ltd., Class H	1,178,000	1,146,714
Zhejiang Longsheng Group Co. Ltd., Class A	118,400	259,259
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	235,200	531,821

S C H E D U L E O F I N V E S T M E N T S	47

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Zhongsheng Group Holdings Ltd.(b)	441,000	$1,239,413
Zhuzhou CRRC Times Electric Co. Ltd., Class H	470,400	2,262,492
Zijin Mining Group Co. Ltd., Class H	5,292,000	2,136,297
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	737,137	659,973
ZTE Corp., Class A(c)	88,800	424,195
ZTE Corp., Class H(c)	646,800	1,958,272
ZTO Express Cayman Inc., ADR	277,830	5,459,360

		1,493,204,222
Hong Kong — 11.6%
AIA Group Ltd.	10,466,400	108,168,444
ASM Pacific Technology Ltd.	264,700	3,119,429
Bank of East Asia Ltd. (The)	1,117,200	3,239,750
BeiGene Ltd., ADR(b)(c)	30,870	4,239,686
BOC Hong Kong Holdings Ltd.	3,234,000	12,435,442
CK Asset Holdings Ltd.	2,205,132	16,718,990
CK Hutchison Holdings Ltd.	2,352,132	22,130,395
CK Infrastructure Holdings Ltd.	591,000	4,594,125
CLP Holdings Ltd.	1,470,000	16,009,083
Dairy Farm International Holdings Ltd.(b)	294,000	2,205,000
Galaxy Entertainment Group Ltd.	1,764,000	12,168,781
Hang Lung Properties Ltd.	1,764,000	4,173,441
Hang Seng Bank Ltd.	646,800	15,443,084
Henderson Land Development Co. Ltd.	1,264,166	6,580,918
HK Electric Investments & HK Electric Investments Ltd.	2,205,000	2,236,577
HKT Trust & HKT Ltd.	3,234,640	5,173,507
Hong Kong & China Gas Co. Ltd.	8,738,135	19,356,310
Hong Kong Exchanges & Clearing Ltd.	1,006,200	34,140,283
HongKong Land Holdings Ltd.	1,029,000	6,297,480
Hysan Development Co. Ltd.	591,000	2,827,444
Jardine Matheson Holdings Ltd.	187,700	11,429,053
Jardine Strategic Holdings Ltd.(b)	205,800	7,100,100
Kerry Properties Ltd.	588,500	2,225,322
Link REIT	1,767,500	20,637,655
Melco Resorts & Entertainment Ltd., ADR	180,516	4,056,195
MGM China Holdings Ltd.(b)	828,800	1,372,175
MTR Corp. Ltd.	1,325,000	8,725,680
New World Development Co. Ltd.	5,880,666	8,338,813
NWS Holdings Ltd.	1,472,500	2,746,394
PCCW Ltd.	3,822,000	2,182,493
Power Assets Holdings Ltd.	1,176,000	8,435,519
Sands China Ltd.	2,116,800	10,302,901
Shangri-La Asia Ltd.	1,182,333	1,445,461
Sino Land Co. Ltd.	2,941,200	4,794,353
SJM Holdings Ltd.	1,764,000	1,937,991
Sun Hung Kai Properties Ltd.	1,323,000	21,447,476
Swire Pacific Ltd., Class A	442,000	5,064,883
Swire Properties Ltd.	1,058,400	3,846,687
Techtronic Industries Co. Ltd.	1,176,000	8,841,145
Vitasoy International Holdings Ltd.	588,000	2,783,045
WH Group Ltd.(a)	8,232,000	8,108,014
Wharf Holdings Ltd. (The)	1,176,000	2,875,438
Wharf Real Estate Investment Co. Ltd.	1,178,000	7,479,222
Wheelock & Co. Ltd.	588,000	3,725,750
Wynn Macau Ltd.	1,293,600	2,951,455
Yue Yuen Industrial Holdings Ltd.	588,000	1,648,795

		465,760,184
India — 10.1%
Adani Ports & Special Economic Zone Ltd.	525,084	2,882,103

Security	Shares	Value

India (continued)
Ambuja Cements Ltd.	515,382	$1,512,766
Ashok Leyland Ltd.	1,020,768	1,036,573
Asian Paints Ltd.	249,312	5,513,244
Aurobindo Pharma Ltd.	229,908	1,909,354
Avenue Supermarts Ltd.(a)(c)	108,780	2,344,815
Axis Bank Ltd.	1,649,069	16,161,044
Bajaj Auto Ltd.	70,560	2,581,438
Bajaj Finance Ltd.	151,704	7,172,334
Bajaj Finserv Ltd.	33,516	3,458,480
Bharat Forge Ltd.	181,104	1,113,585
Bharat Petroleum Corp. Ltd.	552,426	2,774,779
Bharti Airtel Ltd.	1,545,618	7,585,966
Bharti Infratel Ltd.	288,120	1,029,374
Bosch Ltd.	6,174	1,295,997
Britannia Industries Ltd.	50,330	1,906,079
Cipla Ltd./India	301,350	2,282,961
Coal India Ltd.	1,051,050	3,124,041
Container Corp. of India Ltd.	181,986	1,354,081
Dabur India Ltd.	460,404	2,854,391
Divi’s Laboratories Ltd.	68,796	1,634,011
Dr. Reddy’s Laboratories Ltd.	99,666	3,730,466
Eicher Motors Ltd.	11,466	2,725,111
GAIL India Ltd.	1,962,156	3,675,566
Glenmark Pharmaceuticals Ltd.	122,892	761,185
Godrej Consumer Products Ltd.	296,646	2,582,202
Grasim Industries Ltd.	259,014	2,968,579
Havells India Ltd.	219,912	2,063,084
HCL Technologies Ltd.	465,990	7,008,650
Hero MotoCorp Ltd.	43,218	1,480,351
Hindalco Industries Ltd.	1,003,422	2,779,706
Hindustan Petroleum Corp. Ltd.	528,318	2,043,454
Hindustan Unilever Ltd.	557,130	13,985,150
Housing Development Finance Corp. Ltd.	1,410,318	43,503,856
ICICI Bank Ltd.	2,067,702	12,763,630
ICICI Lombard General Insurance Co. Ltd.(a)	116,718	2,048,695
Indiabulls Housing Finance Ltd.	242,256	1,886,346
Indian Oil Corp. Ltd.	1,611,120	3,262,761
Infosys Ltd.	3,012,912	34,763,358
InterGlobe Aviation Ltd.(a)	80,262	1,817,024
ITC Ltd.	2,974,104	11,682,822
JSW Steel Ltd.	733,824	2,533,205
Larsen & Toubro Ltd.	407,190	8,212,469
LIC Housing Finance Ltd.	256,662	1,934,340
Lupin Ltd.	192,864	2,144,398
Mahindra & Mahindra Financial Services Ltd.	271,950	1,205,064
Mahindra & Mahindra Ltd.	646,506	5,169,416
Marico Ltd.	389,256	2,075,730
Maruti Suzuki India Ltd.	91,434	7,270,721
Motherson Sumi Systems Ltd.	820,260	1,272,992
Nestle India Ltd.	19,992	3,393,539
NTPC Ltd.	2,069,172	3,806,843
Oil & Natural Gas Corp. Ltd.	2,176,776	4,394,059
Page Industries Ltd.	4,704	1,242,804
Petronet LNG Ltd.	518,028	1,780,733
Pidilite Industries Ltd.	106,134	1,914,223
Piramal Enterprises Ltd.	72,912	1,917,378
Power Grid Corp. of India Ltd.	1,581,132	4,845,571
REC Ltd.	614,754	1,253,460
Reliance Industries Ltd.	2,460,486	41,717,552
Shree Cement Ltd.	7,350	2,154,645

48	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Shriram Transport Finance Co. Ltd.	129,654	$1,826,956
State Bank of India(c)	1,549,380	7,482,795
Sun Pharmaceutical Industries Ltd.	730,296	4,530,840
Tata Consultancy Services Ltd.	774,984	24,851,090
Tata Motors Ltd.(c)	1,373,274	2,707,217
Tata Power Co. Ltd. (The)	901,556	793,621
Tata Steel Ltd.	297,528	1,868,823
Tech Mahindra Ltd.	403,662	3,733,807
Titan Co. Ltd.	266,658	4,095,140
UltraTech Cement Ltd.	82,026	5,183,671
United Spirits Ltd.(c)	256,368	2,214,079
UPL Ltd.	467,019	4,041,478
Vedanta Ltd.	1,587,012	3,555,405
Vodafone Idea Ltd.(c)	6,169,969	614,440
Wipro Ltd.	1,041,642	4,017,557
Yes Bank Ltd.	1,484,112	1,967,740
Zee Entertainment Enterprises Ltd.	439,824	2,312,137

		405,095,350
Indonesia — 2.5%
Adaro Energy Tbk PT	12,730,200	1,153,411
Astra International Tbk PT	17,551,800	8,765,257
Bank Central Asia Tbk PT	8,467,200	18,695,858
Bank Mandiri Persero Tbk PT	15,993,602	9,099,592
Bank Negara Indonesia Persero Tbk PT	6,379,815	3,857,383
Bank Rakyat Indonesia Persero Tbk PT	47,657,400	15,231,872
Bank Tabungan Negara Persero Tbk PT	3,675,000	644,967
Barito Pacific Tbk PT	4,410,000	1,220,718
Bukit Asam Tbk PT	2,410,800	471,256
Bumi Serpong Damai Tbk PT(c)	6,997,200	708,855
Charoen Pokphand Indonesia Tbk PT	6,438,600	2,468,965
Gudang Garam Tbk PT	411,600	2,217,008
Hanjaya Mandala Sampoerna Tbk PT	7,791,000	1,684,150
Indah Kiat Pulp & Paper Corp. Tbk PT	2,381,400	1,269,955
Indocement Tunggal Prakarsa Tbk PT	1,617,000	2,592,714
Indofood CBP Sukses Makmur Tbk PT	1,940,400	1,481,221
Indofood Sukses Makmur Tbk PT	3,557,400	1,795,577
Jasa Marga Persero Tbk PT	1,940,440	830,609
Kalbe Farma Tbk PT	18,874,800	1,979,450
Pabrik Kertas Tjiwi Kimia Tbk PT	1,234,800	1,057,116
Pakuwon Jati Tbk PT	14,435,400	756,939
Perusahaan Gas Negara Tbk PT	9,555,000	1,397,428
Semen Indonesia Persero Tbk PT	2,616,600	2,403,419
Surya Citra Media Tbk PT	5,203,800	575,436
Telekomunikasi Indonesia Persero Tbk PT	42,630,000	13,077,620
Unilever Indonesia Tbk PT	1,323,000	4,115,203
United Tractors Tbk PT	1,470,043	2,614,027

		102,166,006
Malaysia — 2.5%
AirAsia Group Bhd	1,352,400	642,361
Alliance Bank Malaysia Bhd	882,000	786,565
AMMB Holdings Bhd	1,499,400	1,537,008
Axiata Group Bhd	2,352,000	2,866,972
British American Tobacco Malaysia Bhd	117,600	643,501
CIMB Group Holdings Bhd	4,233,600	5,211,847
Dialog Group Bhd	3,234,062	2,703,869
DiGi.Com Bhd(b)	2,793,000	3,384,224
Fraser & Neave Holdings Bhd	117,600	983,206
Gamuda Bhd	1,528,800	1,374,494
Genting Bhd	1,881,600	3,132,580

Security	Shares	Value

Malaysia (continued)
Genting Malaysia Bhd	2,557,800	$2,398,809
Genting Plantations Bhd	205,800	483,766
HAP Seng Consolidated Bhd	529,600	1,270,578
Hartalega Holdings Bhd	1,264,200	1,516,489
Hong Leong Bank Bhd	588,000	2,559,186
Hong Leong Financial Group Bhd	205,800	896,712
IHH Healthcare Bhd	1,852,200	2,576,427
IJM Corp. Bhd	2,440,200	1,377,842
IOI Corp. Bhd(b)	1,587,600	1,612,031
Kuala Lumpur Kepong Bhd	352,800	2,019,420
Malayan Banking Bhd	3,410,400	7,148,906
Malaysia Airports Holdings Bhd	862,400	1,753,432
Maxis Bhd(b)	1,999,200	2,751,837
MISC Bhd	999,600	1,756,234
Nestle Malaysia Bhd	60,200	2,167,871
Petronas Chemicals Group Bhd	2,087,400	3,788,835
Petronas Dagangan Bhd	172,200	980,662
Petronas Gas Bhd	529,200	2,062,168
PPB Group Bhd	529,920	2,401,431
Press Metal Aluminium Holdings Bhd	1,234,800	1,361,527
Public Bank Bhd	2,704,830	14,354,968
QL Resources Bhd	441,000	734,198
RHB Bank Bhd	1,411,245	1,880,976
RHB Capital Bhd(c)(d)	359,100	1
Sime Darby Bhd	2,205,000	1,170,229
Sime Darby Plantation Bhd	1,852,200	2,069,221
Sime Darby Property Bhd	2,293,200	541,832
SP Setia Bhd Group	1,234,800	586,504
Telekom Malaysia Bhd	1,020,600	1,011,572
Tenaga Nasional Bhd	2,734,200	9,157,069
Top Glove Corp. Bhd	1,293,600	1,423,226
Westports Holdings Bhd	852,600	826,463
YTL Corp. Bhd	2,469,678	616,447

		100,523,496
Pakistan — 0.0%
Habib Bank Ltd.	499,800	376,666
MCB Bank Ltd.	372,500	408,000
Oil & Gas Development Co. Ltd.	558,600	443,310

		1,227,976
Philippines — 1.3%
Aboitiz Equity Ventures Inc.	1,737,540	1,809,671
Aboitiz Power Corp.	1,402,000	975,304
Alliance Global Group Inc.	3,616,200	1,107,156
Ayala Corp.	232,268	4,370,358
Ayala Land Inc.	6,321,000	6,185,916
Bank of the Philippine Islands	806,036	1,425,561
BDO Unibank Inc.	1,728,720	4,993,797
DMCI Holdings Inc.	3,675,000	732,292
Globe Telecom Inc.	29,400	1,240,996
GT Capital Holdings Inc.	82,555	1,503,876
International Container Terminal Services Inc.	814,380	2,160,477
JG Summit Holdings Inc.	2,516,647	3,226,946
Jollibee Foods Corp.	388,080	1,975,195
Manila Electric Co.	176,400	1,265,262
Megaworld Corp.	11,089,300	1,333,658
Metro Pacific Investments Corp.	12,672,200	1,195,314
Metropolitan Bank & Trust Co.	1,234,809	1,838,109
PLDT Inc.	74,970	1,694,237
Robinsons Land Corp.	2,106,567	1,132,196

S C H E D U L E O F I N V E S T M E N T S	49

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Philippines (continued)
Security Bank Corp.	199,920	$716,982
SM Investments Corp.	214,620	4,215,430
SM Prime Holdings Inc.	8,731,825	6,263,063
Universal Robina Corp.	782,040	2,452,736

		53,814,532
Singapore — 4.0%
Ascendas REIT	2,234,418	4,996,032
CapitaLand Commercial Trust	2,322,666	3,496,176
CapitaLand Ltd.	2,234,400	5,910,290
CapitaLand Mall Trust	2,293,200	4,390,182
City Developments Ltd.	382,200	2,711,747
ComfortDelGro Corp. Ltd.	1,881,600	3,725,941
DBS Group Holdings Ltd.	1,528,800	29,502,472
Genting Singapore Ltd.	5,203,800	3,498,225
Golden Agri-Resources Ltd.	5,468,407	1,178,751
Jardine Cycle & Carriage Ltd.	88,466	2,185,551
Keppel Corp. Ltd.(b)	1,264,200	5,912,009
Oversea-Chinese Banking Corp. Ltd.(b)	2,734,275	23,056,179
SATS Ltd.	588,000	2,070,922
Sembcorp Industries Ltd.(b)	852,600	1,457,809
Singapore Airlines Ltd.(b)	441,000	3,116,050
Singapore Exchange Ltd.	699,200	4,046,373
Singapore Press Holdings Ltd.(b)	1,322,700	2,135,959
Singapore Technologies Engineering Ltd.	1,381,800	4,281,051
Singapore Telecommunications Ltd.	7,085,400	17,240,424
Suntec REIT	1,705,200	2,379,841
United Overseas Bank Ltd.	1,094,400	21,111,512
UOL Group Ltd.	352,800	1,894,765
Venture Corp. Ltd.	235,200	2,670,716
Wilmar International Ltd.	1,646,400	4,800,070
Yangzijiang Shipbuilding Holdings Ltd.	1,999,200	2,088,967

		159,858,014
South Korea — 13.1%
Amorepacific Corp.	27,930	3,305,046
AMOREPACIFIC Group	25,578	1,243,120
BGF retail Co. Ltd.	6,762	1,168,818
BNK Financial Group Inc.	244,902	1,449,002
Celltrion Healthcare Co. Ltd.(b)(c)	43,806	1,710,622
Celltrion Inc.(b)(c)	75,852	10,931,254
Celltrion Pharm Inc.(c)	13,818	419,294
Cheil Worldwide Inc.	62,034	1,415,703
CJ CheilJedang Corp.	7,056	1,699,738
CJ Corp.	12,786	1,007,231
CJ ENM Co. Ltd.	9,408	1,317,645
CJ Logistics Corp.(c)	7,350	851,111
Daelim Industrial Co. Ltd.	23,814	2,123,554
Daewoo Engineering & Construction Co. Ltd.(c)	140,532	487,010
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(c)	32,634	809,575
DB Insurance Co. Ltd.	41,748	1,979,598
Doosan Bobcat Inc.	42,042	1,275,723
E-MART Inc.	18,228	1,879,652
Fila Korea Ltd.	42,336	2,415,417
GS Engineering & Construction Corp.	50,568	1,448,952
GS Holdings Corp.	41,748	1,774,934
GS Retail Co. Ltd.	24,108	760,061
Hana Financial Group Inc.	259,936	7,634,837
Hankook Tire & Technology Co. Ltd.	64,680	1,689,301
Hanmi Pharm Co. Ltd.	5,762	1,412,374
Hanmi Science Co. Ltd.	12,095	479,977

Security	Shares	Value

South Korea (continued)
Hanon Systems	165,816	$1,639,800
Hanwha Chemical Corp.	92,316	1,459,141
Hanwha Corp.	29,400	592,672
Hanwha Life Insurance Co. Ltd.	262,542	582,514
HDC Holdings Co. Ltd.	1	11
HDC Hyundai Development Co-Engineering & Construction, Class E	23,226	731,273
Helixmith Co. Ltd.(c)	12,390	2,068,316
HLB Inc.(b)(c)	29,400	674,677
Hotel Shilla Co. Ltd.	27,342	1,818,794
Hyosung Corp.	1	69
Hyundai Department Store Co. Ltd.	12,348	773,381
Hyundai Engineering & Construction Co. Ltd.(b)	67,620	2,460,520
Hyundai Glovis Co. Ltd.	16,170	2,104,792
Hyundai Heavy Industries Holdings Co. Ltd.	8,526	2,349,316
Hyundai Marine & Fire Insurance Co. Ltd.	53,214	1,257,148
Hyundai Mobis Co. Ltd.	59,094	12,037,574
Hyundai Motor Co.	129,948	13,894,364
Hyundai Steel Co.	69,678	2,285,104
Industrial Bank of Korea	216,386	2,405,102
Kakao Corp.	43,512	4,670,800
Kangwon Land Inc.	102,312	2,659,195
KB Financial Group Inc.	343,980	12,618,318
KCC Corp.	4,998	1,028,665
Kia Motors Corp.	225,204	8,327,846
Korea Aerospace Industries Ltd.	64,092	2,001,690
Korea Electric Power Corp.(c)	223,146	5,262,255
Korea Gas Corp.	24,990	902,986
Korea Investment Holdings Co. Ltd.	37,044	2,332,667
Korea Shipbuilding & Offshore Engineering Co. Ltd.(c)	33,810	3,100,655
Korea Zinc Co. Ltd.	7,350	2,749,028
Korean Air Lines Co. Ltd.	38,514	831,741
KT&G Corp.	100,842	8,208,169
Kumho Petrochemical Co. Ltd.	16,170	1,116,633
LG Chem Ltd.	39,984	11,406,136
LG Corp.	79,968	4,778,749
LG Display Co. Ltd.(b)(c)	201,978	2,475,430
LG Electronics Inc.	92,316	5,095,288
LG Household & Health Care Ltd.	8,232	8,746,196
LG Innotek Co. Ltd.	12,348	1,179,380
LG Uplus Corp.	89,670	985,301
Lotte Chemical Corp.	14,994	2,952,922
Lotte Corp.	23,520	675,919
Lotte Shopping Co. Ltd.	9,702	1,115,267
Medy-Tox Inc.	3,946	1,393,824
Meritz Securities Co. Ltd.	261,954	1,122,565
Mirae Asset Daewoo Co. Ltd.	348,684	2,222,194
NAVER Corp.	120,564	14,062,913
NCSoft Corp.	14,406	5,862,978
Netmarble Corp.(a)(b)(c)	22,344	1,714,847
NH Investment & Securities Co. Ltd.	124,950	1,383,522
OCI Co. Ltd.	15,876	1,010,450
Orange Life Insurance Ltd.(a)	29,106	698,682
Orion Corp./Republic of Korea .	19,698	1,345,278
Ottogi Corp.	1,177	641,674
Pan Ocean Co. Ltd.(c)	201,978	822,013
Pearl Abyss Corp.(b)(c)	5,292	767,566
POSCO	68,502	13,056,547
POSCO Chemical Co. Ltd.(b)	20,580	847,135
Posco International Corp.	45,120	715,071

50	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
S-1 Corp.	14,700	$1,298,411
Samsung Biologics Co. Ltd.(a)(b)(c)	14,406	3,409,416
Samsung C&T Corp.	72,324	5,605,706
Samsung Card Co. Ltd.	26,784	821,790
Samsung Electro-Mechanics Co. Ltd.(b)	48,804	3,795,087
Samsung Electronics Co. Ltd.	4,144,812	158,876,869
Samsung Engineering Co. Ltd.(c)	137,298	1,909,012
Samsung Fire & Marine Insurance Co. Ltd.	26,460	5,881,988
Samsung Heavy Industries Co. Ltd.(c)	384,846	2,299,773
Samsung Life Insurance Co. Ltd.	60,564	3,895,630
Samsung SDI Co. Ltd.	47,922	10,085,857
Samsung SDS Co. Ltd.	30,282	5,336,655
Samsung Securities Co. Ltd.	56,154	1,737,162
Shinhan Financial Group Co. Ltd.	389,857	14,334,189
Shinsegae Inc.	6,468	1,385,883
SillaJen Inc.(b)(c)	52,038	1,946,312
SK Holdings Co. Ltd.	29,988	5,601,680
SK Hynix Inc.	471,282	30,632,732
SK Innovation Co. Ltd.	47,040	6,798,952
SK Telecom Co. Ltd.	17,052	3,581,626
S-Oil Corp.	39,102	3,110,048
Woongjin Coway Co. Ltd.	45,276	3,210,765
Woori Financial Group Inc.	411,894	4,560,740
Yuhan Corp.	7,938	1,452,605

		526,281,500
Taiwan — 13.0%
Acer Inc.	2,646,830	1,613,012
Advantech Co. Ltd.	323,595	2,736,907
Airtac International Group	110,000	1,144,378
ASE Technology Holding Co. Ltd.	2,940,110	6,609,114
Asia Cement Corp.	2,058,448	2,767,060
Asustek Computer Inc.	591,100	4,220,038
AU Optronics Corp.	7,644,580	2,033,113
Catcher Technology Co. Ltd.	591,000	4,390,378
Cathay Financial Holding Co. Ltd.	6,174,722	8,101,772
Chailease Holding Co. Ltd.	909,167	3,844,783
Chang Hwa Commercial Bank Ltd.	4,704,098	3,297,884
Cheng Shin Rubber Industry Co. Ltd.	1,764,303	2,292,224
Chicony Electronics Co. Ltd.	600,961	1,534,508
China Airlines Ltd.	2,355,330	724,123
China Development Financial Holding Corp.	11,466,734	3,422,080
China Life Insurance Co. Ltd./Taiwan	2,247,072	1,860,787
China Steel Corp.	9,702,484	7,488,531
Chunghwa Telecom Co. Ltd.	3,234,110	11,232,618
Compal Electronics Inc.	3,822,000	2,347,613
CTBC Financial Holding Co. Ltd.	15,288,456	9,980,726
Delta Electronics Inc.	1,470,000	7,161,969
E.Sun Financial Holding Co. Ltd.	9,248,397	7,732,898
Eclat Textile Co. Ltd.	134,208	1,773,874
Eva Airways Corp.	2,063,866	969,029
Evergreen Marine Corp. Taiwan Ltd.	1,952,188	904,038
Far Eastern New Century Corp.	2,646,040	2,518,782
Far EasTone Telecommunications Co. Ltd.	1,473,000	3,386,969
Feng TAY Enterprise Co. Ltd.	324,117	2,173,253
First Financial Holding Co. Ltd.	8,526,728	6,416,537
Formosa Chemicals & Fibre Corp.	2,940,740	8,984,268
Formosa Petrochemical Corp.	1,177,000	4,012,220
Formosa Plastics Corp.	3,822,400	12,353,916
Formosa Taffeta Co. Ltd.	294,000	333,752
Foxconn Technology Co. Ltd.	887,666	1,835,536

Security	Shares	Value

Taiwan (continued)
Fubon Financial Holding Co. Ltd.	5,880,111	$8,169,053
Giant Manufacturing Co. Ltd.	294,000	2,254,957
Globalwafers Co. Ltd.	252,000	2,727,018
Highwealth Construction Corp.	590,880	927,303
Hiwin Technologies Corp.	184,934	1,665,242
Hon Hai Precision Industry Co. Ltd.	10,878,516	27,497,592
Hotai Motor Co. Ltd.	294,000	4,259,362
Hua Nan Financial Holdings Co. Ltd.	6,762,257	4,773,409
Innolux Corp.	7,350,981	1,709,173
Inventec Corp.	2,353,460	1,763,458
Largan Precision Co. Ltd.	92,000	12,574,167
Lite-On Technology Corp.	1,764,371	2,513,600
MediaTek Inc.	1,176,391	11,898,023
Mega Financial Holding Co. Ltd.	8,820,827	9,105,772
Micro-Star International Co. Ltd.	588,000	1,660,253
Nan Ya Plastics Corp.	4,410,000	10,111,849
Nanya Technology Corp.	885,000	2,106,093
Nien Made Enterprise Co. Ltd.	68,000	525,928
Novatek Microelectronics Corp.	589,000	3,144,313
Pegatron Corp.	1,766,000	2,890,753
Phison Electronics Corp.	116,000	1,145,246
Pou Chen Corp.	1,764,000	2,181,210
Powertech Technology Inc.	589,200	1,621,956
President Chain Store Corp.	588,000	5,672,847
Quanta Computer Inc.	2,356,000	4,356,579
Realtek Semiconductor Corp.	294,642	1,985,094
Ruentex Development Co. Ltd.	351,977	469,182
Ruentex Industries Ltd.	350,517	749,606
Shanghai Commercial & Savings Bank Ltd. (The)	2,646,000	4,373,765
Shin Kong Financial Holding Co. Ltd.	8,820,052	2,564,142
SinoPac Financial Holdings Co. Ltd.	9,408,925	3,752,011
Standard Foods Corp.	393,844	761,204
Synnex Technology International Corp.	1,212,950	1,495,928
TaiMed Biologics Inc.(c)	294,000	1,578,942
Taishin Financial Holding Co. Ltd.	6,762,765	3,175,262
Taiwan Business Bank	3,632,788	1,565,479
Taiwan Cement Corp.	3,822,000	5,494,152
Taiwan Cooperative Financial Holding Co. Ltd.	7,938,965	5,361,492
Taiwan High Speed Rail Corp.	1,764,000	2,359,904
Taiwan Mobile Co. Ltd.	1,470,000	5,176,472
Taiwan Semiconductor Manufacturing Co. Ltd.	21,462,670	179,111,539
Tatung Co. Ltd.(c)	1,694,000	1,100,442
Uni-President Enterprises Corp.	4,116,694	10,697,010
United Microelectronics Corp.	9,996,000	4,436,166
Vanguard International Semiconductor Corp.	884,000	1,799,527
Walsin Technology Corp.	294,000	1,673,490
Win Semiconductors Corp.	296,000	2,551,109
Winbond Electronics Corp.	2,352,000	1,456,031
Wistron Corp.	2,650,169	1,985,784
WPG Holdings Ltd.	1,349,100	1,787,491
Yageo Corp.	243,217	2,080,549
Yuanta Financial Holding Co. Ltd.	8,820,556	4,964,054
Zhen Ding Technology Holding Ltd.	294,097	1,078,196

		525,037,869
Thailand — 3.5%
Advanced Info Service PCL, NVDR	1,058,400	7,330,164
Airports of Thailand PCL, NVDR	3,645,600	8,534,651
Bangkok Bank PCL, Foreign	411,600	2,422,357
Bangkok Dusit Medical Services PCL, NVDR	8,173,200	6,643,798
Bangkok Expressway & Metro PCL, NVDR	7,056,800	2,409,247

S C H E D U L E O F I N V E S T M E N T S	51

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
Banpu PCL, NVDR	3,822,000	$1,777,097
Berli Jucker PCL, NVDR	1,117,200	1,879,860
BTS Group Holdings PCL, NVDR(b)	6,085,800	2,453,712
Bumrungrad Hospital PCL, NVDR	352,800	1,955,858
Central Pattana PCL, NVDR	2,028,600	4,831,571
Charoen Pokphand Foods PCL, NVDR	3,410,400	3,077,178
CP ALL PCL, NVDR	5,086,200	14,346,540
Electricity Generating PCL, NVDR	266,400	2,849,800
Energy Absolute PCL, NVDR	1,470,000	2,497,399
Gulf Energy Development PCL, NVDR(b)	441,000	1,813,900
Home Product Center PCL, NVDR	5,174,443	2,893,852
Indorama Ventures PCL, NVDR	1,499,400	1,998,875
Intouch Holdings PCL, NVDR	1,835,200	3,804,064
IRPC PCL, NVDR	9,819,600	1,532,566
Kasikornbank PCL, Foreign	1,038,900	5,843,918
Kasikornbank PCL, NVDR	705,675	3,958,021
Krung Thai Bank PCL, NVDR	3,263,475	2,079,796
Land & Houses PCL, NVDR	5,647,200	2,074,894
Minor International PCL, NVDR	2,440,220	3,193,590
PTT Exploration & Production PCL, NVDR	1,234,884	5,440,637
PTT Global Chemical PCL, NVDR	1,969,876	3,875,061
PTT PCL, NVDR	9,937,200	15,266,874
Ratch Group PCL, NVDR	646,800	1,419,574
Robinson PCL, NVDR	470,400	971,237
Siam Cement PCL (The), NVDR	676,200	9,542,214
Siam Commercial Bank PCL (The), NVDR	764,400	3,417,493
Thai Oil PCL, NVDR	999,600	2,242,640
Thai Union Group PCL, NVDR	2,998,800	1,842,865
TMB Bank PCL, NVDR	10,584,000	650,423
Total Access Communication PCL, NVDR	617,400	1,174,375
True Corp. PCL, NVDR	10,143,090	2,127,229

		140,173,330

Total Common Stocks — 98.6% (Cost: $3,412,336,697)		3,973,142,479

Preferred Stocks

South Korea — 0.7%
Amorepacific Corp., Preference Shares, NVS	7,938	522,669
CJ Corp., Preference Shares, NVS(c)(d)	2,085	47,583
Hyundai Motor Co.
Preference Shares, NVS	21,462	1,335,139
Series 2, Preference Shares, NVS	32,634	2,272,878
LG Chem Ltd., Preference Shares, NVS	6,762	1,025,931
LG Household & Health Care Ltd., Preference Shares, NVS	1,764	1,198,762

Security	Shares	Value

South Korea (continued)
Samsung Electronics Co. Ltd., Preference Shares, NVS	709,128	$22,177,108

		28,580,070

Total Preferred Stocks — 0.7% (Cost: $15,662,355)		28,580,070

Rights

China — 0.0%
Legend Holdings Corp., Class H, New (Expires 09/27/19)(c)	26,907	—

South Korea — 0.0%
Helixmith Co. Ltd., (Expires 08/06/19)(c)	828	43,041

Total Rights — 0.0% (Cost: $0)		43,041

Short-Term Investments

Money Market Funds — 2.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(e)(f)(g)	99,266,293	99,315,926
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(e)(f)	4,401,000	4,401,000

		103,716,926

Total Short-Term Investments — 2.6% (Cost: $103,672,284)		103,716,926

Total Investments in Securities — 101.9% (Cost: $3,531,671,336)		4,105,482,516

Other Assets, Less Liabilities — (1.9)%		(75,134,761)

Net Assets — 100.0%		$4,030,347,755

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

52	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® MSCI All Country Asia ex Japan ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	274,292,318	(175,026,025)	99,266,293	$99,315,926	$2,479,619	(b)	$47,460		$(426)
BlackRock Cash Funds: Treasury, SL Agency Shares	6,218,566	(1,817,566)	4,401,000	4,401,000	121,129		—		—

				$103,716,926	$2,600,748		$47,460		$(426)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Hang Seng Index	36	08/29/19	$6,382	$(181,707)
MSCI Emerging Markets E-Mini	363	09/20/19	18,615	(455,537)

				$(637,244)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$637,244

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$1,799,605

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,199,257)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$16,250,968

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	53

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® MSCI All Country Asia ex Japan ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$3,973,128,997	$—	$13,482	$3,973,142,479
Preferred Stocks	28,532,487	—	47,583	28,580,070
Rights	—	43,041	—	43,041
Money Market Funds	103,716,926	—	—	103,716,926

	$4,105,378,410	$43,041	$61,065	$4,105,482,516

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(637,244)	$—	$—	$(637,244)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

54	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2019	iShares® MSCI Europe Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 0.9%
Erste Group Bank AG	202,666	$7,320,030
Raiffeisen Bank International AG	99,324	2,346,663

		9,666,693
Belgium — 2.2%
Ageas	123,023	6,666,514
Groupe Bruxelles Lambert SA	54,431	5,180,384
KBC Group NV	168,490	10,933,137

		22,780,035
Denmark — 0.9%
Danske Bank A/S	453,214	6,774,575
Tryg A/S	81,807	2,515,205

		9,289,780
Finland — 2.5%
Nordea Bank Abp	2,048,697	13,240,616
Sampo OYJ, Class A	298,863	12,534,843

		25,775,459
France — 10.4%
Amundi SA(a)	40,776	2,832,959
AXA SA	1,309,076	33,377,320
BNP Paribas SA	759,006	35,645,352
CNP Assurances	116,367	2,422,828
Credit Agricole SA	775,201	9,304,311
Eurazeo SE	27,178	1,835,268
Natixis SA	634,506	2,572,923
SCOR SE	109,969	4,554,748
Societe Generale SA	517,769	12,800,825
Wendel SA	18,678	2,599,510

		107,946,044
Germany — 12.7%
Allianz SE, Registered	286,401	67,092,101
Commerzbank AG	676,993	4,645,447
Deutsche Bank AG, Registered(b)	1,326,851	10,400,302
Deutsche Boerse AG	128,061	18,008,244
Hannover Rueck SE	40,690	6,419,610
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	100,912	24,471,005

		131,036,709
Ireland — 0.5%
AIB Group PLC	546,865	1,887,526
Bank of Ireland Group PLC	658,089	2,930,865

		4,818,391
Italy — 6.2%
Assicurazioni Generali SpA	738,941	13,854,887
FinecoBank Banca Fineco SpA	411,323	4,118,039
Intesa Sanpaolo SpA	10,043,376	21,921,766
Mediobanca Banca di Credito Finanziario SpA	420,114	4,235,052
Poste Italiane SpA(a)	350,830	3,773,331
UniCredit SpA	1,354,089	16,065,437

		63,968,512
Netherlands — 5.2%
ABN AMRO Bank NV, CVA(a)	285,203	5,703,107
Aegon NV	1,202,811	5,995,641
EXOR NV	72,845	5,106,409
ING Groep NV	2,626,374	29,452,585
NN Group NV	206,764	7,834,080

		54,091,822

Security	Shares	Value

Norway — 1.4%
DNB ASA	649,690	$11,743,814
Gjensidige Forsikring ASA	135,481	2,660,302

		14,404,116
Spain — 8.3%
Banco Bilbao Vizcaya Argentaria SA	4,501,203	23,051,031
Banco de Sabadell SA	3,809,585	3,357,643
Banco Santander SA	10,945,941	47,079,185
Bankia SA	828,387	1,653,269
Bankinter SA	452,579	2,956,893
CaixaBank SA	2,421,182	6,024,987
Mapfre SA	723,414	2,007,984

		86,130,992
Sweden — 5.0%
Industrivarden AB, Class C	113,108	2,480,720
Investor AB, Class B	307,705	14,773,971
Kinnevik AB, Class B	163,397	4,203,664
L E Lundbergforetagen AB, Class B	50,931	1,903,844
Skandinaviska Enskilda Banken AB, Class A	1,097,194	10,414,774
Svenska Handelsbanken AB, Class A	1,029,481	9,357,796
Swedbank AB, Class A	612,059	8,434,581

		51,569,350
Switzerland — 13.7%
Baloise Holding AG, Registered	32,846	5,968,682
Credit Suisse Group AG, Registered	1,726,384	20,978,181
Julius Baer Group Ltd.	151,335	6,518,106
Pargesa Holding SA, Bearer	26,043	1,965,063
Partners Group Holding AG	12,558	10,074,307
Swiss Life Holding AG, Registered	23,038	11,204,846
Swiss Re AG	205,762	20,069,069
UBS Group AG, Registered	2,602,248	29,163,577
Zurich Insurance Group AG	102,103	35,736,050

		141,677,881
United Kingdom — 29.7%
3i Group PLC	655,701	8,931,965
Admiral Group PLC	127,812	3,391,343
Aviva PLC	2,634,295	13,099,013
Barclays PLC	11,556,921	21,803,669
Direct Line Insurance Group PLC	930,658	3,673,891
Hargreaves Lansdown PLC	192,014	4,937,344
HSBC Holdings PLC	13,530,977	108,802,115
Investec PLC	457,660	2,634,916
Legal & General Group PLC	4,021,725	12,892,086
Lloyds Banking Group PLC	48,148,358	31,440,847
London Stock Exchange Group PLC	211,456	17,155,865
Prudential PLC	1,749,853	36,381,485
Royal Bank of Scotland Group PLC	3,247,857	8,629,742
RSA Insurance Group PLC	693,888	4,763,033
Schroders PLC	84,045	3,059,482
St. James’s Place PLC	357,847	4,311,552
Standard Chartered PLC	1,899,862	15,744,308
Standard Life Aberdeen PLC	1,681,575	6,152,307

		307,804,963

Total Common Stocks — 99.6% (Cost: $1,266,083,750)		1,030,960,747

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Europe Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(c)(d)(e)	10,109,786	$10,114,841
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(c)(d)	396,000	396,000

		10,510,841

Total Short-Term Investments — 1.0% (Cost: $10,510,841)		10,510,841

Total Investments in Securities — 100.6% (Cost: $1,276,594,591)		1,041,471,588

Other Assets, Less Liabilities — (0.6)%		(6,323,166)

Net Assets — 100.0%		$1,035,148,422

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	10,109,786	10,109,786	$10,114,841	$67,023	(b)	$494		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,656,332	(1,260,332)	396,000	396,000	10,719		—		—

				$10,510,841	$77,742		$494		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,030,960,747	$—	$—	$1,030,960,747
Money Market Funds	10,510,841	—	—	10,510,841

	$1,041,471,588	$—	$—	$1,041,471,588

See notes to financial statements.

56	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2019	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.0%
AED Oil Ltd.(a)(b)	11,395	$—

Austria — 2.0%
Agrana Beteiligungs AG	1,368	26,442
ams AG(b)(c)	8,893	471,419
AT&S Austria Technologie & Systemtechnik AG	2,757	45,001
BAWAG Group AG(d)	4,424	177,029
CA Immobilien Anlagen AG	7,213	255,384
DO & CO AG	748	66,626
EVN AG	3,941	63,098
FACC AG	2,255	27,141
IMMOFINANZ AG	9,985	268,816
Kapsch TrafficCom AG	580	20,536
Lenzing AG	1,462	150,001
Oesterreichische Post AG(c)	3,720	125,084
Palfinger AG	1,520	39,601
Porr AG(c)	1,268	27,953
S IMMO AG	5,135	114,232
S&T AG(c)	5,217	123,491
Schoeller-Bleckmann Oilfield Equipment AG	1,238	99,520
Semperit AG Holding(b)(c)	1,230	17,310
Telekom Austria AG	18,617	138,879
UNIQA Insurance Group AG	13,576	122,436
Vienna Insurance Group AG Wiener Versicherung Gruppe	4,325	111,718
Wienerberger AG	13,083	301,529
Zumtobel Group AG(b)	3,089	25,863

		2,819,109
Belgium — 3.8%
Ackermans & van Haaren NV	2,608	382,714
Aedifica SA	2,737	289,196
AGFA-Gevaert NV(b)	16,994	69,062
Barco NV	1,029	216,306
Befimmo SA	2,260	128,582
Bekaert SA(c)	4,083	116,287
Biocartis NV(b)(c)(d)	4,390	52,789
bpost SA	10,971	102,973
Cie. d’Entreprises CFE	828	73,383
Cofinimmo SA	2,488	330,755
D’ieteren SA/NV	2,720	128,255
Econocom Group SA/NV	14,661	49,069
Elia System Operator SA/NV	3,060	234,402
Euronav NV	19,406	164,426
Exmar NV(b)	3,308	22,025
Fagron	5,183	86,619
Galapagos NV(b)	4,844	851,603
Gimv NV	2,086	123,328
Intervest Offices & Warehouses NV	2,100	60,558
Ion Beam Applications(b)(c)	2,262	43,747
KBC Ancora	4,365	188,373
Kinepolis Group NV	1,654	98,524
Melexis NV(c)	2,262	156,399
Mithra Pharmaceuticals SA(b)(c)	1,664	49,726
Montea CVA	1,235	105,191
Ontex Group NV	7,694	127,898
Orange Belgium SA	3,440	79,091
Recticel SA	4,190	34,056
Retail Estates NV	921	83,163
Sioen Industries NV	752	20,848

Security	Shares	Value

Belgium (continued)
Sofina SA	1,719	$335,321
Tessenderlo Group SA(b)	2,880	90,907
Van de Velde NV	652	18,802
Warehouses De Pauw CVA	1,931	324,646
X-Fab Silicon Foundries SE(b)(c)(d)	5,689	27,585

		5,266,609
China — 0.0%
Boshiwa International Holding Ltd.(a)(b)(c)	20,000	26

Denmark — 3.2%
ALK-Abello A/S(b)	740	168,486
Alm Brand A/S	6,155	55,524
Ambu A/S, Series B(c)	18,023	265,455
Bang & Olufsen A/S(b)(c)	3,761	24,372
Bavarian Nordic A/S(b)(c)	3,365	92,847
D/S Norden A/S	3,252	49,071
Dfds A/S	3,896	144,648
Drilling Co. of 1972 A/S (The)(b)	2,300	156,588
FLSmidth & Co. A/S	4,554	188,023
GN Store Nord A/S	14,566	697,389
Jyske Bank A/S, Registered(b)	7,560	242,695
Matas A/S	4,194	43,524
Netcompany Group A/S(b)(d)	3,330	131,578
Nilfisk Holding A/S(b)	2,979	76,489
NKT A/S(b)(c)	2,998	44,434
NNIT A/S(d)	1,365	21,330
Per Aarsleff Holding A/S	2,089	69,149
Ringkjoebing Landbobank A/S	3,289	225,588
Rockwool International A/S, Class B	959	236,080
Royal Unibrew A/S	5,683	426,565
Scandinavian Tobacco Group A/S(d)	7,059	74,835
Schouw & Co. A/S	1,433	107,475
SimCorp A/S	4,472	407,082
Spar Nord Bank A/S	9,451	83,706
Sydbank A/S(c)	7,045	123,323
Topdanmark A/S	4,473	231,165
Zealand Pharma A/S(b)	3,091	70,009

		4,457,430
Finland — 2.2%
Adapteo OYJ(b)	4,145	48,825
Aktia Bank OYJ	5,715	54,404
Cargotec OYJ, Class B	4,599	137,844
Caverion OYJ	10,793	72,101
Citycon OYJ	8,170	83,824
Cramo OYJ	4,145	36,182
DNA OYJ	6,567	153,107
Finnair OYJ	5,543	39,313
F-Secure OYJ(b)	10,447	30,998
Huhtamaki OYJ	10,798	413,093
Kemira OYJ	11,145	165,782
Kesko OYJ, Class B	7,185	438,708
Konecranes OYJ	6,974	206,545
Lehto Group OYJ	3,584	9,497
Metsa Board OYJ	21,640	108,857
Oriola OYJ, Class B	14,575	33,105
Outokumpu OYJ	34,183	99,335
Outotec OYJ(b)	17,174	108,534
Ponsse OYJ	1,236	39,083
Rovio Entertainment OYJ(d)	4,840	36,105
Sanoma OYJ	8,318	82,888

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Tieto OYJ	6,095	$156,625
Tikkurila OYJ	4,127	64,698
Tokmanni Group Corp.	5,429	49,385
Uponor OYJ	6,026	63,873
Valmet OYJ	14,903	292,203
YIT OYJ	17,704	98,952

		3,123,866
France — 6.0%
ABC arbitrage	4,169	29,243
Air France-KLM(b)	21,382	224,354
Akka Technologies	1,270	90,497
AKWEL	1,034	20,469
Albioma SA	2,936	78,781
ALD SA(c)(d)	11,231	168,812
Alten SA	3,195	398,775
Altran Technologies SA	25,800	411,065
APERAM SA	5,688	142,873
Assystem SA	723	30,831
Aubay	773	27,412
Beneteau SA	4,037	42,543
Boiron SA	510	22,855
Bonduelle SCA	1,577	46,881
Cellectis SA(b)	3,520	53,026
CGG SA(b)	70,199	156,241
Chargeurs SA	1,868	34,775
Cie. des Alpes	1,048	29,054
Cie. Plastic Omnium SA	6,636	176,364
Coface SA(b)	10,197	127,157
DBV Technologies SA(b)(c)	2,785	54,667
Derichebourg SA	11,042	41,210
Devoteam SA	559	67,592
Elior Group SA(d)	10,680	140,672
Elis SA	19,437	363,139
Eramet	999	48,551
Etablissements Maurel et Prom	5,564	18,089
Europcar Mobility Group(c)(d)	11,668	73,660
FFP	552	56,481
FIGEAC-AERO(b)	864	11,448
Fnac Darty SA(b)	1,931	136,416
Gaztransport Et Technigaz SA	2,474	226,286
Genfit(b)(c)	3,935	70,582
GL Events	1,095	29,992
Groupe Crit	304	20,613
Groupe Guillin	802	16,770
Guerbet	628	36,429
Haulotte Group SA	1,373	10,701
ID Logistics Group(b)	289	54,444
Innate Pharma SA(b)(c)	4,723	32,892
Interparfums SA	1,574	75,094
IPSOS	4,191	115,490
Jacquet Metal Service SA	1,489	26,758
Kaufman & Broad SA	1,914	78,849
Korian SA	5,462	217,227
Lagardere SCA	5,824	132,931
Latecoere SACA(b)	6,838	29,083
LISI	2,083	60,763
LNA Sante SA	583	32,456
Maisons du Monde SA(d)	5,061	102,443
Manitou BF SA	1,092	25,958
Mercialys SA	5,061	57,589

Security	Shares	Value

France (continued)
Mersen SA	1,755	$63,408
Metropole Television SA	2,701	47,215
Neopost SA	3,890	78,826
Nexans SA	2,868	97,745
Nexity SA	4,674	226,167
Oeneo SA	2,702	31,227
Orpea	5,007	631,624
Rexel SA	26,828	302,138
Rubis SCA	9,719	550,796
SMCP SA(b)(d)	2,862	45,313
SOITEC(b)	2,275	239,747
Solocal Group(b)(c)	63,900	53,182
Solutions 30 SE(b)(c)	8,387	86,704
Sopra Steria Group	1,809	234,849
SPIE SA	13,383	250,182
Synergie SA	800	25,697
Tarkett SA(c)	3,485	58,707
Technicolor SA, Registered(b)(c)	41,106	35,149
Television Francaise 1	4,845	48,820
Trigano SA	962	97,523
Vallourec SA(b)	36,177	126,316
Vicat SA	2,207	100,134
Vilmorin & Cie SA	813	44,943
Virbac SA(b)	462	86,315

		8,340,010
Germany — 10.1%
Aareal Bank AG	6,299	181,504
ADLER Real Estate AG	5,112	70,805
ADO Properties SA(d)	3,233	140,169
ADVA Optical Networking SE(b)	4,574	35,853
AIXTRON SE(b)	12,697	144,478
alstria office REIT AG	16,775	272,688
Amadeus Fire AG	575	78,873
Aumann AG(d)	1,087	17,960
AURELIUS Equity Opportunities SE & Co KGaA(c)	2,371	96,514
Aurubis AG	3,739	164,688
Basler AG(c)	408	17,921
BayWa AG(c)	1,523	40,019
Bechtle AG	3,268	367,134
Bertrandt AG	609	41,158
bet-at-home.com AG	343	21,768
Bilfinger SE(c)	3,183	94,553
Borussia Dortmund GmbH & Co. KGaA	6,535	65,776
CANCOM SE	3,551	201,242
CECONOMY AG(b)	20,056	128,935
Cewe Stiftung & Co. KGaA	615	57,313
comdirect bank AG	3,055	31,837
CompuGroup Medical SE	2,654	206,700
Consus Real Estate AG(b)(c)	5,178	40,010
Corestate Capital Holding SA(c)	1,379	50,744
CropEnergies AG	2,905	19,504
CTS Eventim AG & Co. KGaA	6,428	323,780
Deutsche Beteiligungs AG	1,382	48,623
Deutsche EuroShop AG(c)	5,485	149,255
Deutsche Pfandbriefbank AG(d)	15,062	172,899
Deutz AG	13,226	92,625
DIC Asset AG	4,652	52,935
Draegerwerk AG & Co. KGaA	341	14,750
Duerr AG	5,754	173,808
Eckert & Ziegler Strahlen- und Medizintechnik AG	430	57,356

58	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Elmos Semiconductor AG	1,106	$24,234
ElringKlinger AG(b)	3,401	19,501
Encavis AG	9,246	74,738
Evotec SE(b)	14,196	406,842
FinTech Group AG, Registered(b)	1,208	33,356
Freenet AG	14,244	281,502
Gerresheimer AG	3,478	274,553
Grand City Properties SA	12,896	293,486
GRENKE AG	3,094	268,699
H&R GmbH & Co. KGaA(b)	1,427	10,121
Hamborner REIT AG	6,947	69,451
Hamburger Hafen und Logistik AG	2,680	68,212
Heidelberger Druckmaschinen AG(b)(c)	29,878	32,900
HelloFresh SE(b)	15,316	148,530
Hornbach Holding AG & Co. KGaA	1,190	64,591
Hypoport AG(b)	359	95,931
Indus Holding AG	2,025	81,054
Isra Vision AG(c)	1,689	74,281
Jenoptik AG	5,734	162,798
JOST Werke AG(d)	1,656	54,484
K+S AG, Registered	21,137	346,655
Kloeckner & Co. SE(c)	8,101	40,588
Koenig & Bauer AG	1,530	62,144
Krones AG	1,736	100,316
KWS Saat SE & Co. KGaA	1,271	89,153
LEG Immobilien AG	7,019	818,226
Leoni AG(b)(c)	3,415	46,369
MBB SE	267	18,223
MLP SE	6,410	32,116
MorphoSys AG(b)	3,546	431,529
Nemetschek SE	6,443	365,497
Nordex SE(b)	7,139	84,732
Norma Group SE	3,530	127,499
OHB SE	571	21,043
OSRAM Licht AG(c)	10,709	410,165
PATRIZIA AG	5,067	98,954
Pfeiffer Vacuum Technology AG(c)	546	76,537
ProSiebenSat. 1 Media SE	26,000	339,565
Rational AG	379	259,939
Rheinmetall AG	4,848	558,129
RHOEN-KLINIKUM AG	1,841	49,194
RIB Software SE	4,601	100,560
Rocket Internet SE(b)(d)	7,658	217,594
SAF-Holland SA	4,919	51,153
Salzgitter AG	4,390	97,023
Scout24 AG(d)	11,953	668,750
SGL Carbon SE(b)	6,754	46,210
Siltronic AG	2,342	184,356
Sirius Real Estate Ltd.	105,368	85,926
Sixt Leasing SE(c)	1,364	16,371
Sixt SE	1,524	157,210
SMA Solar Technology AG(b)(c)	1,180	28,799
Software AG	5,330	152,099
Stabilus SA	2,739	126,741
STRATEC SE	516	34,069
Stroeer SE & Co. KGaA	3,135	249,397
Suedzucker AG	8,087	126,237
Surteco Group SE(c)	600	15,666
TAG Immobilien AG	14,567	346,436
Takkt AG	3,529	48,565

Security	Shares	Value

Germany (continued)
TLG Immobilien AG	8,021	$237,107
Varta AG(b)	1,486	113,334
VERBIO Vereinigte BioEnergie AG	2,426	19,421
Vossloh AG	943	37,273
Wacker Neuson SE	3,168	64,584
Washtec AG	1,235	66,002
Wuestenrot & Wuerttembergische AG	3,097	61,999
XING SE	312	120,194
zooplus AG(b)(c)	663	86,810

		14,149,900
Hong Kong — 0.0%
China Hongxing Sports Ltd.(a)(b)	198,000	1
Peace Mark Holdings Ltd.(a)(b)	30,000	—
Real Gold Mining Ltd.(a)(b)	27,000	2

		3
Ireland — 1.2%
C&C Group PLC	34,444	156,468
Cairn Homes PLC(b)	77,995	92,745
Dalata Hotel Group PLC	20,839	107,890
Glanbia PLC	23,174	304,463
Glenveagh Properties PLC(b)(d)	85,274	65,131
Grafton Group PLC	26,646	237,196
Green REIT PLC	73,259	146,167
Hibernia REIT PLC	76,343	128,350
Irish Residential Properties REIT PLC	49,119	93,628
Origin Enterprises PLC	13,777	75,853
Permanent TSB Group Holdings PLC(b)	15,290	19,441
UDG Healthcare PLC	27,467	269,056

		1,696,388
Israel — 0.0%
Africa Israel Investments Ltd.(b)	1	—

Italy — 6.2%
A2A SpA	174,436	306,863
ACEA SpA	5,827	110,033
Amplifon SpA	13,725	340,470
Anima Holding SpA(d)	36,769	136,571
Aquafil SpA	1,841	16,214
Arnoldo Mondadori Editore SpA(b)	14,332	23,457
Ascopiave SpA	9,059	41,505
ASTM SpA	3,809	132,572
Autogrill SpA	13,944	148,111
Azimut Holding SpA	11,885	224,295
Banca Farmafactoring SpA(d)	12,955	70,678
Banca Generali SpA	6,539	191,915
Banca IFIS SpA	2,375	33,927
Banca Mediolanum SpA	16,326	117,517
Banca Monte dei Paschi di Siena SpA(b)(c)	31,552	46,091
Banca Popolare di Sondrio SCPA	49,370	103,396
Banco BPM SpA(b)(c)	168,356	316,411
Biesse SpA(c)	1,488	18,721
Bio On SpA(b)(c)	801	18,862
BPER Banca	43,283	162,356
Brunello Cucinelli SpA	3,809	121,461
Buzzi Unicem SpA	7,304	149,634
Cairo Communication SpA	7,000	20,342
Carel Industries SpA(d)	3,280	40,902
Cementir Holding SpA	4,304	30,525
Cerved Group SpA	21,917	174,355

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
CIR-Compagnie Industriali Riunite SpA	34,355	$38,327
Credito Emiliano SpA	9,006	45,474
Credito Valtellinese SpA(b)	789,271	47,014
Danieli & C Officine Meccaniche SpA	1,324	23,262
Datalogic SpA	2,223	39,478
De’ Longhi SpA	7,485	151,508
DeA Capital SpA	10,055	14,531
DiaSorin SpA	2,793	326,521
doValue SpA(d)	4,385	55,462
El.En. SpA	1,154	22,755
Enav SpA(d)	29,901	165,926
ERG SpA	6,642	129,120
Falck Renewables SpA	13,558	63,159
Fila SpA	2,378	34,949
Fincantieri SpA(b)	56,226	58,595
Freni Brembo SpA	16,852	173,933
Geox SpA	8,397	11,874
Gima TT SpA(d)	3,815	34,406
Gruppo MutuiOnline SpA	2,868	49,367
Hera SpA	90,603	339,957
IMA Industria Macchine Automatiche SpA(c)	1,984	156,838
Immobiliare Grande Distribuzione SIIQ SpA	6,036	39,113
Infrastrutture Wireless Italiane SpA(d)	26,515	271,010
Interpump Group SpA	8,502	241,197
Iren SpA	64,525	169,691
Italgas SpA	53,822	342,653
Italmobiliare SpA	1,553	34,928
Juventus Football Club SpA(b)(c)	46,198	79,599
La Doria SpA	1,189	10,657
Maire Tecnimont SpA(c)	15,981	38,896
MARR SpA(c)	3,640	79,029
Mediaset SpA(b)(c)	39,584	116,837
OVS SpA(b)(c)(d)	22,323	39,618
Piaggio & C SpA	17,680	53,464
RAI Way SpA(d)	10,325	61,503
Reply SpA	2,277	153,761
SAES Getters SpA	487	11,577
Saipem SpA(b)(c)	67,443	337,309
Salini Impregilo SpA(b)(c)	18,406	35,658
Salvatore Ferragamo SpA	7,446	157,310
Saras SpA	64,180	106,472
Sesa SpA	874	34,691
Societa Cattolica di Assicurazioni SC	17,327	147,872
Societa Iniziative Autostradali e Servizi SpA(c)	8,953	171,255
Tamburi Investment Partners SpA	10,842	69,170
Technogym SpA(d)	11,080	120,281
Tinexta SpA(b)	2,094	28,770
Tod’s SpA(c)	1,287	64,483
Unione di Banche Italiane SpA(c)	108,767	281,560
Unipol Gruppo SpA	47,453	244,992
Zignago Vetro SpA	2,872	32,744

		8,655,740
Liechtenstein — 0.1%
Liechtensteinische Landesbank AG	1,188	72,600
VP Bank AG, Registered	366	57,451

		130,051
Netherlands — 5.9%
Aalberts NV	11,039	448,123
Accell Group NV(c)	2,195	52,789

Security	Shares	Value

Netherlands (continued)
Altice Europe NV, Class A(b)	63,490	$238,224
AMG Advanced Metallurgical Group NV(c)	3,399	98,774
Arcadis NV(c)	7,921	162,715
Argenx SE(b)(c)	3,343	473,078
ASM International NV	5,306	437,288
ASR Nederland NV	15,621	591,864
Basic-Fit NV(b)(d)	3,939	125,211
BE Semiconductor Industries NV(c)	8,453	254,018
BinckBank NV(b)	6,708	47,352
Boskalis Westminster(c)	9,008	205,505
Brunel International NV	2,522	36,335
Constellium SE(b)	13,506	162,207
Corbion NV	6,579	216,236
COSMO Pharmaceuticals NV(b)	830	72,939
Eurocommercial Properties NV	4,665	118,320
Euronext NV(d)	6,207	482,033
Flow Traders(d)	3,885	103,381
ForFarmers NV	4,027	31,969
Fugro NV, CVA(b)(c)	9,200	75,821
IMCD NV	5,858	521,131
Intertrust NV(d)	8,931	171,630
InterXion Holding NV(b)(c)	7,969	600,066
Kendrion NV	1,470	28,544
Koninklijke BAM Groep NV(c)	29,123	98,444
Koninklijke Volkerwessels NV	3,503	70,282
NIBC Holding NV(d)	3,331	29,818
NSI NV	2,086	89,418
OCI NV(b)	9,317	245,957
Pharming Group NV(b)(c)	71,195	79,982
PostNL NV	50,512	87,369
ProQR Therapeutics NV(b)	2,831	24,856
Rhi Magnesita NV	2,483	136,145
SBM Offshore NV	19,372	387,160
Shop Apotheke Europe NV(b)(c)(d)	1,142	45,138
SIF Holding NV(c)	1,331	18,761
Signify NV(d)	11,377	310,979
Takeaway.com NV(b)(d)	4,000	361,632
TKH Group NV	4,544	272,190
TomTom NV	7,276	86,730
Vastned Retail NV	1,257	37,018
Wereldhave NV	3,797	81,423
Wessanen	6,332	79,736

		8,298,591
Norway — 3.9%
Adevinta ASA, Class B(b)	12,533	140,566
Akastor ASA(b)	15,618	20,166
Aker ASA, Class A	2,468	131,798
Aker Solutions ASA(b)	16,170	52,474
Atea ASA	9,081	116,843
Austevoll Seafood ASA	10,047	103,303
Axactor SE(b)	11,070	23,571
B2Holding ASA	29,369	33,224
Bakkafrost P/F	4,581	266,023
Borr Drilling Ltd.(b)(c)	8,599	83,284
Borregaard ASA	10,439	110,246
BW LPG Ltd.(b)(c)(d)	8,435	38,975
BW Offshore Ltd.(b)	10,129	57,782
DNO ASA	69,461	117,846
Elkem ASA(d)	29,586	81,660
Entra ASA(d)	16,281	238,403

60	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Europris ASA(d)	17,956	$52,054
Evry A/S(d)	16,255	59,228
Flex LNG Ltd.(b)	3,442	43,503
Frontline Ltd./Bermuda(b)	8,380	62,022
Golden Ocean Group Ltd.	9,691	59,532
Grieg Seafood ASA	5,733	82,382
Hoegh LNG Holdings Ltd.	5,013	20,863
Kongsberg Automotive ASA(b)	51,247	38,104
Kongsberg Gruppen ASA	9,920	126,960
Kvaerner ASA	14,171	20,121
Leroy Seafood Group ASA	32,793	209,102
NEL ASA(b)(c)	112,310	89,133
Nordic Nanovector ASA(b)	5,076	21,478
Nordic Semiconductor ASA(b)(c)	14,440	72,740
Northern Drilling Ltd.(b)	7,617	35,039
Norway Royal Salmon ASA	1,448	32,002
Norwegian Air Shuttle ASA(b)(c)	11,063	50,199
Norwegian Finans Holding ASA(b)	14,433	101,234
Ocean Yield ASA	7,053	42,162
Odfjell Drilling Ltd.(b)	10,789	32,457
PGS ASA(b)	33,827	48,840
Protector Forsikring ASA(b)(c)	8,095	44,243
Salmar ASA	6,262	291,982
Sbanken ASA(d)	8,957	69,352
Scatec Solar ASA(d)	7,500	78,097
Selvaag Bolig ASA	4,587	24,287
SpareBank 1 Nord Norge	11,084	82,161
Sparebank 1 Oestlandet	4,490	42,332
SpareBank 1 SMN	15,275	169,406
SpareBank 1 SR-Bank ASA	19,930	216,834
Stolt-Nielsen Ltd.	2,092	24,345
Storebrand ASA	53,132	362,871
Subsea 7 SA	28,003	304,507
TGS NOPEC Geophysical Co. ASA	11,369	278,453
Tomra Systems ASA	12,274	365,885
Veidekke ASA	11,839	107,709
Wallenius Wilhelmsen ASA	11,409	35,049
XXL ASA(c)(d)	11,961	37,072

		5,449,904
Portugal — 0.6%
Altri SGPS SA	7,943	52,620
Banco Comercial Portugues SA, Class R	916,217	235,851
Corticeira Amorim SGPS SA	4,342	47,039
CTT-Correios de Portugal SA	13,815	29,625
Mota-Engil SGPS SA	9,178	18,649
Navigator Co. SA (The)	24,507	83,168
NOS SGPS SA	28,528	178,667
REN - Redes Energeticas Nacionais SGPS SA	44,394	120,852
Semapa-Sociedade de Investimento e Gestao	2,825	37,682
Sonae SGPS SA	89,169	83,892

		888,045
Singapore — 0.0%
Jurong Technologies Industrial Corp. Ltd.(a)(b)	60,000	1

Spain — 4.0%
Acciona SA	2,519	270,088
Acerinox SA	18,281	154,487
Aedas Homes SAU(b)(d)	2,373	53,899
Almirall SA	6,983	127,819
Applus Services SA	15,015	213,318

Security	Shares	Value

Spain (continued)
Atresmedia Corp. de Medios de Comunicacion SA	9,893	$38,838
Befesa SA(d)	2,455	89,109
Bolsas y Mercados Espanoles SHMSF SA	8,335	198,410
Cia. de Distribucion Integral Logista Holdings SA	5,847	122,910
Cie. Automotive SA	7,864	200,858
Construcciones y Auxiliar de Ferrocarriles SA	2,114	96,385
Corp Financiera Alba SA	1,971	101,935
Distribuidora Internacional de Alimentacion SA(b)(c)	30,888	17,973
Ebro Foods SA	7,656	155,311
eDreams ODIGEO SA(b)	6,789	31,105
Ence Energia y Celulosa SA	14,846	54,382
Ercros SA	10,417	20,355
Euskaltel SA(d)	9,989	87,862
Faes Farma SA	30,914	154,028
Fluidra SA(b)	5,406	67,774
Fomento de Construcciones y Contratas SA	8,691	111,280
Gestamp Automocion SA(d)	20,883	110,024
Global Dominion Access SA(b)(d)	11,556	55,840
Grupo Catalana Occidente SA	4,676	168,422
Grupo Empresarial San Jose SA(b)	2,535	23,172
Indra Sistemas SA(b)	14,605	126,350
Inmobiliaria Colonial Socimi SA	29,237	328,780
Lar Espana Real Estate Socimi SA	9,220	71,551
Liberbank SA	220,773	83,329
Masmovil Ibercom SA(b)	7,940	181,228
Mediaset Espana Comunicacion SA	18,120	107,370
Melia Hotels International SA	12,691	112,688
Merlin Properties Socimi SA	39,046	536,902
Metrovacesa SA(d)	4,908	51,367
Miquel y Costas & Miquel SA	2,007	34,860
Neinor Homes SA(b)(d)	8,861	109,905
Obrascon Huarte Lain SA(b)	18,146	22,931
Pharma Mar SA(b)	19,648	34,302
Promotora de Informaciones SA, Class A(b)	18,852	28,042
Prosegur Cash SA(d)	49,606	101,626
Prosegur Cia. de Seguridad SA	30,971	145,450
Sacyr SA	41,851	108,571
Solaria Energia y Medio Ambiente SA(b)(c)	6,923	41,431
Talgo SA(b)(d)	9,756	52,900
Tecnicas Reunidas SA(b)	3,819	92,950
Tubacex SA	12,123	39,008
Unicaja Banco SA(d)	88,461	70,422
Viscofan SA	4,396	216,924
Zardoya Otis SA	20,867	144,047

		5,568,518
Sweden — 10.4%
AAK AB	19,703	406,459
AcadeMedia AB(b)(d)	9,577	50,315
AF POYRY AB, Class B	9,857	233,654
Alimak Group AB(d)	3,901	54,572
Arjo AB, Class B	23,737	96,550
Attendo AB(d)	11,378	52,305
Avanza Bank Holding AB	12,509	112,661
Axfood AB	11,783	249,831
Betsson AB	13,305	71,149
Bilia AB, Class A	9,092	81,128
BillerudKorsnas AB	19,591	228,725
BioGaia AB, Class B	1,811	75,890
Biotage AB	6,166	67,360
Bonava AB, Class B	9,394	113,396

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Boozt AB(b)(d)	4,446	$25,166
Bravida Holding AB(d)	22,405	188,009
Bufab AB	3,136	32,690
Bure Equity AB	5,347	100,551
Camurus AB(b)	2,497	21,057
Castellum AB	28,766	589,224
Catena Media PLC(b)	4,990	30,690
Cellavision AB	1,836	75,024
Clas Ohlson AB, Class B	4,506	40,794
Climeon AB(b)(c)	2,767	25,671
Cloetta AB, Class B	24,383	73,100
Collector AB(b)(c)	3,335	18,286
Dios Fastigheter AB	9,539	82,531
Dometic Group AB(d)	32,631	300,420
Dustin Group AB(d)	7,340	63,965
Elekta AB, Class B	40,835	585,294
Eltel AB(b)(d)	14,513	33,661
Evolution Gaming Group AB(d)	11,961	263,080
Fabege AB	29,460	459,259
Fastighets AB Balder, Class B(b)	11,214	388,328
Fingerprint Cards AB, Class B(b)(c)	32,260	58,614
Fortnox AB(b)	4,841	71,153
Getinge AB, Class B	25,518	378,122
Granges AB	8,240	82,888
Haldex AB	3,860	19,434
Hansa Biopharma AB(b)(c)	3,535	71,340
Hembla AB(b)	4,264	80,363
Hemfosa Fastigheter AB	18,791	170,807
Hexpol AB	27,768	213,474
Hoist Finance AB(b)(c)(d)	8,379	51,009
Holmen AB, Class B	11,648	248,911
Hufvudstaden AB, Class A	12,325	219,053
Humana AB	3,499	19,951
Indutrade AB	10,044	287,296
Intrum AB(c)	8,007	211,669
Investment AB Oresund	2,979	38,196
Inwido AB	6,328	39,215
JM AB	6,536	170,398
Kambi Group PLC(b)	2,431	31,423
Karo Pharma AB(b)	6,201	24,628
Kindred Group PLC	25,565	158,563
Klovern AB, Class B	50,921	84,663
Kungsleden AB	20,824	182,883
LeoVegas AB(c)(d)	8,978	35,563
Lifco AB, Class B	5,152	266,162
Lindab International AB	7,817	89,960
Loomis AB, Class B	7,936	275,477
Mekonomen AB(b)(c)	4,592	34,249
Modern Times Group MTG AB, Class B(b)	7,564	70,727
Munters Group AB(b)(d)	10,135	45,450
Mycronic AB(c)	7,548	117,078
NCC AB, Class B	10,068	162,043
NetEnt AB	21,156	63,403
New Wave Group AB, Class B	5,095	34,310
Nibe Industrier AB, Class B	34,536	492,129
Nobia AB	13,240	86,535
Nobina AB(d)	9,660	56,843
Nolato AB, Class B	2,072	119,441
Nordic Entertainment Group AB, Class B	7,369	178,211
Nyfosa AB(b)	18,641	115,909

Security	Shares	Value

Sweden (continued)
Oncopeptides AB(b)(c)(d)	2,674	$41,839
Pandox AB	8,636	158,980
Paradox Interactive AB(c)	3,511	56,326
Peab AB	21,368	182,760
Probi AB(b)	664	20,523
Ratos AB, Class B	25,142	64,472
RaySearch Laboratories AB(b)	2,756	39,847
Recipharm AB, Class B	4,876	61,248
Resurs Holding AB(d)	12,470	72,794
Saab AB, Class B(c)	10,314	327,811
Sagax AB, Class D	9,561	37,025
SAS AB(b)	20,609	28,551
Scandi Standard AB	5,695	36,628
Scandic Hotels Group AB(d)	6,226	52,732
SkiStar AB	4,089	47,910
SSAB AB, Class A	25,169	72,124
SSAB AB, Class B	68,020	174,709
Stillfront Group AB(b)	1,744	41,995
Storytel AB(b)(c)	3,393	38,623
Svenska Cellulosa AB SCA, Class B	67,538	565,331
Sweco AB, Class B	7,355	207,007
Swedish Orphan Biovitrum AB(b)	19,895	388,229
THQ Nordic AB(b)	5,716	136,090
Thule Group AB(d)	11,484	253,547
Tobii AB(b)	9,379	41,512
Trelleborg AB, Class B	26,961	375,335
Troax Group AB	4,551	43,787
Vitrolife AB	7,313	141,791
Volati AB	2,422	11,538
Wallenstam AB, Class B	18,014	189,845
Wihlborgs Fastigheter AB	15,284	224,963
Xvivo Perfusion AB(b)	2,180	38,814

		14,623,024
Switzerland — 8.2%
Allreal Holding AG, Registered	1,603	281,092
ALSO Holding AG, Registered	709	109,430
APG SGA SA	152	40,994
Arbonia AG, Registered(c)	4,909	57,420
Aryzta AG(b)(c)	109,653	91,843
Ascom Holding AG, Registered	3,682	48,350
Autoneum Holding AG(c)	311	34,367
Bachem Holding AG, Class B, Registered	575	76,899
Banque Cantonale Vaudoise, Registered	333	248,909
Basilea Pharmaceutica AG, Registered(b)(c)	1,225	44,001
Bell Food Group AG, Registered	244	65,560
BKW AG	2,340	152,218
Bobst Group SA, Registered	896	44,963
Bossard Holding AG, Class A, Registered	662	92,078
Bucher Industries AG, Registered	742	223,050
Burckhardt Compression Holding AG	336	81,794
Burkhalter Holding AG	489	36,305
Cembra Money Bank AG	3,177	308,233
Coltene Holding AG, Registered	327	27,779
Comet Holding AG, Registered	773	71,795
Conzzeta AG, Registered	155	122,434
Daetwyler Holding AG, Bearer	834	129,396
DKSH Holding AG	3,969	201,657
dormakaba Holding AG	353	260,293
EDAG Engineering Group AG	885	10,740
EFG International AG	9,644	62,832

62	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Emmi AG, Registered	236	$198,216
Feintool International Holding AG, Registered	271	17,109
Flughafen Zurich AG, Registered	2,220	407,224
Forbo Holding AG, Registered	119	186,794
Galenica AG(d)	5,256	272,356
GAM Holding AG(b)	17,374	76,726
Georg Fischer AG, Registered	456	396,121
Gurit Holding AG, Bearer	43	47,343
Helvetia Holding AG, Registered	3,862	494,258
Huber & Suhner AG, Registered	1,685	135,140
Idorsia Ltd.(b)	9,409	202,246
Implenia AG, Registered	1,738	46,803
Inficon Holding AG, Registered	188	118,212
Interroll Holding AG, Registered	72	146,909
Intershop Holding AG(c)	134	67,812
Kardex AG, Registered	682	98,787
Komax Holding AG, Registered(c)	402	75,933
Kudelski SA, Bearer	4,452	30,355
Landis+Gyr Group AG	2,453	199,957
LEM Holding SA, Registered	51	70,782
Leonteq AG(b)	1,115	40,027
Logitech International SA, Registered	18,278	761,030
Medartis Holding AG(b)(d)	353	19,076
Meyer Burger Technology AG(b)(c)	64,982	26,859
Mobilezone Holding AG, Registered(c)	4,521	42,013
Mobimo Holding AG, Registered	744	199,527
Molecular Partners AG(b)(c)	1,219	16,352
OC Oerlikon Corp. AG, Registered	22,505	242,781
Orascom Development Holding AG(b)	1,323	20,019
Orior AG	726	59,253
Panalpina Welttransport Holding AG, Registered(b)	1,177	267,262
PSP Swiss Property AG, Registered	4,603	554,220
Rieter Holding AG, Registered(c)	334	44,027
Schmolz + Bickenbach AG, Registered(b)	54,581	17,918
Schweiter Technologies AG, Bearer	113	112,087
Sensirion Holding AG(b)(d)	969	35,139
SFS Group AG	1,855	143,435
Siegfried Holding AG, Registered	424	158,893
SIG Combibloc Group AG	17,644	217,075
St Galler Kantonalbank AG, Class A, Registered	278	119,484
Sulzer AG, Registered	2,112	214,400
Sunrise Communications Group AG(d)	3,763	280,134
Swissquote Group Holding SA, Registered	1,022	41,850
Tamedia AG, Registered	308	34,036
Tecan Group AG, Registered	1,311	335,033
u-blox Holding AG(c)	742	61,046
Valiant Holding AG, Registered	1,738	179,769
Valora Holding AG, Registered	377	104,532
VAT Group AG(c)(d)	2,994	377,728
Vetropack Holding AG, Bearer	24	49,455
Vontobel Holding AG, Registered	3,475	184,105
VZ Holding AG	317	87,896
Ypsomed Holding AG, Registered(c)	417	53,325
Zehnder Group AG, Registered	1,067	40,632
Zur Rose Group AG(b)(c)	771	73,907

		11,427,840
United Kingdom — 31.5%	41,206	76,893
888 Holdings PLC
AA PLC	67,563	41,331
AB Dynamics PLC	1,699	53,257

Security	Shares	Value

United Kingdom (continued)
Abcam PLC	21,770	$348,664
Acacia Mining PLC(b)	17,688	48,817
accesso Technology Group PLC(b)	2,890	36,448
Advanced Medical Solutions Group PLC	21,634	77,350
AG Barr PLC	11,331	95,177
Aggreko PLC	28,670	292,635
Alfa Financial Software Holdings PLC(b)(d)	11,077	12,912
Alliance Pharma PLC	45,712	39,628
Amigo Holdings PLC(d)	12,646	25,549
Anglo Pacific Group PLC	19,039	47,557
AO World PLC(b)(c)	24,438	21,874
Arrow Global Group PLC	18,177	59,915
Ascential PLC(d)	44,231	215,660
Ashmore Group PLC	47,808	314,059
ASOS PLC(b)(c)	6,495	207,250
Assura PLC	268,735	212,568
Aston Martin Lagonda Global Holdings PLC(b)(c)(d)	6,284	38,318
Avast PLC(d)	47,379	195,157
AVEVA Group PLC	7,199	351,888
B&M European Value Retail SA	101,968	461,963
Babcock International Group PLC	27,894	162,714
Bakkavor Group PLC(d)	14,990	19,382
Balfour Beatty PLC	77,352	195,110
Bank of Georgia Group PLC	4,149	71,428
BBA Aviation PLC	114,386	448,192
BCA Marketplace PLC	82,315	243,913
Beazley PLC	58,494	412,907
Bellway PLC	13,659	496,726
Biffa PLC(d)	27,560	74,072
Big Yellow Group PLC	17,451	211,328
Blue Prism Group PLC(b)	6,756	117,716
Bodycote PLC	21,241	191,553
boohoo Group PLC(b)	85,007	249,288
Bovis Homes Group PLC	15,003	193,441
Brewin Dolphin Holdings PLC	32,099	125,143
Britvic PLC	29,415	330,278
BTG PLC(b)	38,829	397,707
Burford Capital Ltd.	23,144	426,214
Cairn Energy PLC(b)	65,598	127,229
Capita PLC(b)	186,919	266,752
Capital & Counties Properties PLC	80,036	194,138
Card Factory PLC	35,342	71,922
Centamin PLC	129,147	205,416
Central Asia Metals PLC	18,418	46,119
Charter Court Financial Services Group PLC(d)	17,156	62,075
Chemring Group PLC	30,252	67,268
Cineworld Group PLC	114,674	358,193
Civitas Social Housing PLC	69,719	70,940
Clinigen Healthcare Ltd.(b)	13,898	171,536
Close Brothers Group PLC	16,800	273,797
CMC Markets PLC(d)	12,485	14,982
Coats Group PLC	159,885	156,128
Cobham PLC(b)	265,578	537,534
Computacenter PLC	8,340	155,732
ConvaTec Group PLC(d)	164,888	315,161
Costain Group PLC	12,499	23,967
Countryside Properties PLC(d)	49,606	178,576
Cranswick PLC	5,763	187,844
Crest Nicholson Holdings PLC	28,842	129,608
Custodian Reit PLC	41,726	58,959

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
CVS Group PLC(c)	7,599	$85,602
CYBG PLC	142,942	301,131
Daily Mail & General Trust PLC, Class A, NVS	17,556	170,252
Dart Group PLC	9,809	91,221
De La Rue PLC	11,101	31,739
Dechra Pharmaceuticals PLC	11,378	410,431
Derwent London PLC	11,729	419,358
DFS Furniture PLC	24,255	70,387
Dialog Semiconductor PLC(b)	8,492	389,829
Dignity PLC	5,436	35,943
Diploma PLC	12,487	231,945
Diversified Gas & Oil PLC	72,691	94,792
Dixons Carphone PLC	109,187	159,831
Domino’s Pizza Group PLC	51,767	156,817
Drax Group PLC	43,367	160,577
DS Smith PLC	151,887	663,384
Dunelm Group PLC	11,279	127,679
EI Group PLC(b)	50,817	174,846
Electrocomponents PLC	49,586	369,515
Elementis PLC	63,532	117,466
EMIS Group PLC	5,572	83,646
Empiric Student Property PLC	68,830	76,104
EnQuest PLC(b)	158,335	45,172
Entertainment One Ltd.	41,048	221,652
Equiniti Group PLC(d)	40,885	105,330
Essentra PLC	29,612	154,606
Euromoney Institutional Investor PLC	12,068	203,918
Ferrexpo PLC	33,194	104,741
Fevertree Drinks PLC	11,672	333,856
First Derivatives PLC(c)	2,049	74,013
Firstgroup PLC(b)	135,955	191,108
Forterra PLC(d)	22,786	77,981
Frontier Developments PLC(b)(c)	2,193	26,315
Funding Circle Holdings PLC(b)(c)(d)	19,086	26,408
Future PLC	9,203	127,335
Galliford Try PLC	12,124	87,884
Games Workshop Group PLC	3,444	191,283
GB Group PLC	20,226	148,594
GCP Student Living PLC	46,370	93,002
Genus PLC	7,177	232,000
Go-Ahead Group PLC (The)	4,866	127,147
GoCo Group PLC	35,194	36,974
Grainger PLC	68,616	191,054
Great Portland Estates PLC	27,487	222,739
Greencore Group PLC	49,713	130,142
Greene King PLC	34,335	262,928
Greggs PLC	11,190	306,368
Gulf Keystone Petroleum Ltd.	25,073	72,147
Halfords Group PLC	21,603	50,787
Hammerson PLC	84,498	221,723
Hansteen Holdings PLC	44,592	47,830
Hastings Group Holdings PLC(d)	39,967	94,499
Hays PLC	162,801	307,186
Helical PLC	11,882	51,794
Hikma Pharmaceuticals PLC	16,151	363,979
Hill & Smith Holdings PLC	8,874	122,675
Hiscox Ltd.	31,950	665,060
Hochschild Mining PLC	29,329	74,697
HomeServe PLC	33,234	464,312
Hotel Chocolat Group Ltd.	4,301	19,591

Security	Shares	Value

United Kingdom (continued)
Howden Joinery Group PLC	67,762	$460,490
Hunting PLC	15,493	96,749
Hurricane Energy PLC(b)(c)	172,859	92,071
Ibstock PLC(d)	45,989	129,966
IG Design Group PLC (c)	5,221	37,846
IG Group Holdings PLC	40,733	285,188
IMI PLC	30,172	386,251
Inchcape PLC	46,173	353,071
Indivior PLC(b)	78,125	52,422
Inmarsat PLC	51,348	360,011
IntegraFin Holdings PLC	25,605	120,705
Intermediate Capital Group PLC	32,297	549,690
International Personal Finance PLC	24,031	29,837
Intu Properties PLC(c)	104,563	61,263
iomart Group PLC	8,238	34,296
IQE PLC(b)(c)	87,621	71,185
ITE Group PLC	84,841	76,147
IWG PLC	74,541	345,829
J D Wetherspoon PLC(c)	7,726	144,834
JD Sports Fashion PLC	48,459	385,563
John Laing Group PLC(d)	54,193	256,004
John Menzies PLC	7,867	40,072
JPJ Group PLC(b)	7,185	60,616
Jupiter Fund Management PLC	51,375	235,143
Just Eat PLC(b)	68,117	635,052
Just Group PLC(b)	105,290	60,800
Kainos Group PLC	8,015	55,155
KAZ Minerals PLC	28,561	202,135
Keller Group PLC	7,835	63,126
Keywords Studios PLC	5,969	121,544
Kier Group PLC(c)	17,633	13,311
Lancashire Holdings Ltd.	21,286	180,751
Learning Technologies Group PLC(c)	51,473	71,220
LondonMetric Property PLC	88,262	219,387
Lookers PLC	34,719	17,706
LXI REIT PLC	57,768	92,237
Man Group PLC	171,893	360,332
Marshalls PLC	22,212	172,976
Marston’s PLC	70,420	92,175
McCarthy & Stone PLC(d)	41,475	70,539
Mediclinic International PLC	45,473	191,147
Metro Bank PLC(b)(c)	12,329	54,165
Mitchells & Butlers PLC(b)	21,213	78,962
Mitie Group PLC	41,563	83,972
Moneysupermarket.com Group PLC	60,113	271,530
Morgan Advanced Materials PLC	31,492	96,941
Morgan Sindall Group PLC	4,204	57,859
N Brown Group PLC	16,743	24,601
National Express Group PLC	51,380	263,980
NCC Group PLC	30,033	67,958
NewRiver REIT PLC	33,118	66,504
Northgate PLC	14,602	58,823
Numis Corp. PLC	6,781	19,969
On the Beach Group PLC(d)	13,015	75,219
OneSavings Bank PLC	26,952	119,927
Oxford Biomedica PLC(b)	5,930	50,101
P2P Global Investments PLC/Fund	8,245	85,611
Pagegroup PLC	36,282	199,382
Paragon Banking Group PLC	29,107	148,619
Patisserie Holdings PLC(a)(b)	7,527	—

64	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Pendragon PLC	142,226	$22,465
Pennon Group PLC	46,572	408,984
Petrofac Ltd.	28,576	146,853
Pets at Home Group PLC	55,611	141,633
Phoenix Group Holdings PLC	60,216	512,876
Photo-Me International PLC	28,836	35,308
Picton Property Income Ltd. (The)	59,538	67,215
Playtech PLC	34,851	189,384
Plus500 Ltd.	11,909	87,404
Polypipe Group PLC	22,431	112,170
Premier Foods PLC(b)	71,835	29,730
Premier Oil PLC(b)(c)	92,873	95,569
Primary Health Properties PLC(c)	129,500	208,673
Provident Financial PLC	27,855	148,673
Purplebricks Group PLC(b)(c)	27,101	38,692
PZ Cussons PLC	28,286	76,023
QinetiQ Group PLC	63,609	225,247
Quilter PLC(d)	210,589	373,117
Rathbone Brothers PLC	5,548	149,791
RDI REIT PLC	31,663	40,708
Redde PLC	33,174	46,469
Redrow PLC	25,481	175,033
Regional REIT Ltd.(d)	42,169	54,216
Renewi PLC	90,710	32,432
Renishaw PLC	4,053	191,262
Restaurant Group PLC (The)	55,771	104,072
Restore PLC(c)	12,649	66,599
Rightmove PLC	99,081	641,054
Rotork PLC	96,714	365,330
Royal Mail PLC	100,859	258,973
RPS Group PLC	24,301	37,313
RWS Holdings PLC	19,491	155,127
Sabre Insurance Group PLC(d)	25,819	83,619
SafeCharge International Group Ltd.	4,908	27,103
Safestore Holdings PLC	23,430	179,305
Saga PLC	129,175	70,417
Sanne Group PLC	16,121	108,567
Savills PLC	15,935	185,653
Scapa Group PLC	17,061	41,238
Schroder REIT Ltd.	56,370	38,445
Seadrill Ltd.(b)	7,167	28,873
Senior PLC	45,970	113,026
Serco Group PLC(b)	136,858	247,007
Serica Energy PLC(b)	18,995	25,538
Shaftesbury PLC	16,961	163,340
SIG PLC	63,807	102,895
Sirius Minerals PLC(b)	769,062	141,440
Smart Metering Systems PLC(c)	11,499	70,681
Soco International PLC	21,504	16,193
Softcat PLC	13,155	153,667
SolGold PLC(b)	70,998	24,733
Sophos Group PLC(d)	37,656	200,569
Spectris PLC	12,819	399,626
Spire Healthcare Group PLC(d)	32,776	45,510
Sports Direct International PLC(b)	23,872	66,294
SSP Group PLC	49,542	428,272
St. Modwen Properties PLC	22,076	112,449
Stagecoach Group PLC	46,931	74,704
Standard Life Investment Property Income Trust Ltd.	46,991	50,461
Stobart Group Ltd.	37,681	52,967

Security	Shares	Value

United Kingdom (continued)
Stock Spirits Group PLC	19,617	$55,006
Superdry PLC	5,811	30,823
Synthomer PLC	37,267	138,172
TalkTalk Telecom Group PLC(c)	76,098	98,117
Tate & Lyle PLC	51,764	478,791
Ted Baker PLC	3,141	34,999
Telecom Plus PLC	7,041	114,836
Telford Homes PLC(c)	7,276	31,182
Thomas Cook Group PLC(b)(c)	147,670	10,061
TORM PLC(b)	3,501	28,920
TP ICAP PLC	62,389	239,642
Travis Perkins PLC	28,147	470,786
Tritax Big Box REIT PLC	190,331	356,568
Tullow Oil PLC	155,197	368,185
UK Commercial Property REIT Ltd.	85,957	87,463
Ultra Electronics Holdings PLC	7,967	191,495
UNITE Group PLC (The)	29,175	368,665
Urban & Civic PLC	16,010	59,987
Vectura Group PLC(b)	70,382	69,202
Vesuvius PLC	24,137	148,216
Victoria PLC(b)(c)	11,759	75,159
Victrex PLC	9,554	238,647
Watkin Jones PLC	16,829	43,994
WH Smith PLC	11,993	311,025
William Hill PLC	98,456	183,906
Workspace Group PLC	14,987	154,973

		44,005,955

Total Common Stocks — 99.3% (Cost: $167,485,240)		138,901,010

Preferred Stocks

Germany — 0.2%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	831	45,336
Jungheinrich AG, Preference Shares, NVS	5,376	120,551
Sixt SE, Preference Shares, NVS	1,821	122,056
STO SE & Co. KGaA, Preference Shares, NVS	283	29,209

		317,152
Italy — 0.1%
Buzzi Unicem SpA, Preference Shares, NVS	4,443	63,220
Danieli & C Officine Meccaniche SpA, Preference Shares, NVS	4,208	47,789

		111,009

Total Preferred Stocks — 0.3% (Cost: $636,598)		428,161

Short-Term Investments

Money Market Funds — 8.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(e)(f)(g)	11,396,621	11,402,320

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(e)(f)	55,000	$55,000

		11,457,320

Total Short-Term Investments — 8.2% (Cost: $11,452,302)		11,457,320

Total Investments in Securities — 107.8% (Cost: $179,574,140)		150,786,491

Other Assets, Less Liabilities — (7.8)%		(10,868,771)

Net Assets — 100.0%		$139,917,720

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss	)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	19,587,339	(8,190,718)	11,396,621	$11,402,320	$463,462	(b)	$513		$513
BlackRock Cash Funds: Treasury, SL Agency Shares	115,674	(60,674)	55,000	55,000	2,865		—		—

				$11,457,320	$466,327		$513		$513

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$138,900,980	$—	$30	$138,901,010
Preferred Stocks	428,161	—	—	428,161
Money Market Funds	11,457,320	—	—	11,457,320

	$150,786,461	$—	$30	$150,786,491

See notes to financial statements.

66	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2019	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.7%
AGL Energy Ltd.	2,515	$36,351
Alumina Ltd.	10,782	17,390
AMP Ltd.	11,202	13,821
APA Group	4,855	36,943
Aristocrat Leisure Ltd.	2,115	44,680
ASX Ltd.	798	48,869
Aurizon Holdings Ltd.	8,218	32,626
AusNet Services	5,460	6,680
Australia & New Zealand Banking Group Ltd.	10,668	205,220
Bank of Queensland Ltd.	1,470	9,453
Bendigo & Adelaide Bank Ltd.	1,654	13,099
BHP Group Ltd.	10,955	307,768
BHP Group PLC	7,911	192,202
BlueScope Steel Ltd.	1,989	17,945
Boral Ltd.	5,082	18,074
Brambles Ltd.	5,964	53,932
Caltex Australia Ltd.	1,027	19,084
Challenger Ltd.	1,890	9,236
CIMIC Group Ltd.	379	9,584
Coca-Cola Amatil Ltd.	2,352	17,216
Cochlear Ltd.	225	34,172
Coles Group Ltd.(a)	4,138	40,500
Commonwealth Bank of Australia	6,635	376,372
Computershare Ltd.	1,806	19,717
Crown Resorts Ltd.	1,512	12,360
CSL Ltd.	1,690	267,469
Dexus	3,948	35,702
Domino’s Pizza Enterprises Ltd.	210	5,583
Flight Centre Travel Group Ltd.	252	8,005
Fortescue Metals Group Ltd.	5,754	33,036
Goodman Group	6,136	62,635
GPT Group (The)	7,155	30,625
Harvey Norman Holdings Ltd.	3,055	9,244
Incitec Pivot Ltd.	6,777	16,255
Insurance Australia Group Ltd.	8,170	48,597
James Hardie Industries PLC	1,653	22,661
Lendlease Group	2,184	21,902
Macquarie Group Ltd.	1,191	105,723
Medibank Pvt Ltd.	10,362	25,783
Mirvac Group	13,068	29,003
National Australia Bank Ltd.	10,515	206,625
Newcrest Mining Ltd.	2,898	71,069
Oil Search Ltd.	5,002	24,513
Orica Ltd.	1,470	22,108
Origin Energy Ltd.	6,628	36,273
QBE Insurance Group Ltd.	5,013	43,156
Ramsay Health Care Ltd.	504	25,282
REA Group Ltd.	168	11,370
Rio Tinto Ltd.	1,308	89,162
Santos Ltd.	6,398	31,883
Scentre Group	18,960	52,142
Seek Ltd.	1,176	16,949
Sonic Healthcare Ltd.	1,596	30,845
South32 Ltd.	18,202	39,394
Stockland	9,433	29,713
Suncorp Group Ltd.	4,746	44,194
Sydney Airport	4,005	23,077
Tabcorp Holdings Ltd.	6,973	21,580

Security	Shares	Value

Australia (continued)
Telstra Corp. Ltd.	15,992	$43,759
TPG Telecom Ltd.	1,806	8,689
Transurban Group	9,823	105,281
Treasury Wine Estates Ltd.	2,621	31,976
Vicinity Centres	12,400	22,307
Washington H Soul Pattinson & Co. Ltd.	378	5,917
Wesfarmers Ltd.	4,138	111,774
Westpac Banking Corp.	12,934	255,408
Woodside Petroleum Ltd.	3,570	85,384
Woolworths Group Ltd.	4,668	114,605
WorleyParsons Ltd.	1,092	12,156

		3,932,108
Austria — 0.1%
ANDRITZ AG	296	10,665
Erste Group Bank AG	1,107	39,983
OMV AG	576	29,058
Raiffeisen Bank International AG	504	11,908
Verbund AG	252	14,197
voestalpine AG	450	12,045

		117,856
Belgium — 0.4%
Ageas	714	38,691
Anheuser-Busch InBev SA/NV	2,755	279,350
Colruyt SA	252	13,235
Groupe Bruxelles Lambert SA	182	17,321
KBC Group NV	939	60,931
Proximus SADP	564	16,207
Solvay SA	297	30,707
Telenet Group Holding NV	225	11,148
UCB SA	477	37,506
Umicore SA	747	23,654

		528,750
Canada — 3.8%
Agnico Eagle Mines Ltd.	870	45,681
Alimentation Couche-Tard Inc., Class B	1,641	101,098
AltaGas Ltd.	798	12,282
Atco Ltd./Canada, Class I, NVS	309	10,351
Aurora Cannabis Inc.(a)(b)	2,478	15,549
Bank of Montreal	2,341	176,134
Bank of Nova Scotia (The)	4,566	244,999
Barrick Gold Corp.	6,704	109,508
Bausch Health Companies Inc.(a)	1,260	30,427
BCE Inc.	546	24,798
BlackBerry Ltd.(a)(b)	1,806	13,244
Bombardier Inc., Class B(a)	8,022	13,867
Brookfield Asset Management Inc., Class A	3,150	155,131
CAE Inc.	1,050	28,458
Cameco Corp.	1,527	14,094
Canadian Imperial Bank of Commerce	1,680	132,837
Canadian National Railway Co.	2,666	253,617
Canadian Natural Resources Ltd.	4,537	115,502
Canadian Pacific Railway Ltd.	506	121,422
Canadian Tire Corp. Ltd., Class A, NVS	245	26,887
Canadian Utilities Ltd., Class A, NVS	504	13,794
Canopy Growth Corp.(a)(b)	757	24,944
CCL Industries Inc., Class B, NVS	539	27,091
Cenovus Energy Inc.	3,990	37,282
CGI Inc.(a)	947	73,256
CI Financial Corp.	966	15,051

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Constellation Software Inc./Canada	84	$80,324
Dollarama Inc.	1,125	41,894
Emera Inc.	168	7,011
Empire Co. Ltd., Class A, NVS	546	14,524
Enbridge Inc.	7,681	257,837
Encana Corp.	5,367	24,645
Fairfax Financial Holdings Ltd.	106	49,357
First Capital Realty Inc.	366	6,090
First Quantum Minerals Ltd.	2,363	21,882
Fortis Inc./Canada	1,542	61,086
Franco-Nevada Corp.	703	61,405
George Weston Ltd.	297	23,608
Gildan Activewear Inc.	756	29,926
Great-West Lifeco Inc.	1,081	23,857
H&R Real Estate Investment Trust	590	10,190
Husky Energy Inc.	1,260	9,826
Hydro One Ltd.(c)	1,207	21,426
IA Financial Corp Inc.	435	17,544
IGM Financial Inc.	210	5,831
Imperial Oil Ltd.	1,134	31,210
Intact Financial Corp.	504	47,216
Inter Pipeline Ltd.	1,374	23,239
Keyera Corp.	765	19,563
Kinross Gold Corp.(a)	4,326	17,592
Kirkland Lake Gold Ltd.	756	31,423
Loblaw Companies Ltd.	756	39,425
Lundin Mining Corp.	2,450	11,922
Magna International Inc.	1,201	60,875
Manulife Financial Corp.	7,412	134,902
Methanex Corp.	258	10,207
Metro Inc.	985	38,720
National Bank of Canada	1,248	60,711
Nutrien Ltd.	2,288	126,078
Onex Corp.	309	18,761
Open Text Corp.	966	41,409
Pembina Pipeline Corp.	1,890	68,927
Power Corp. of Canada	1,107	23,587
Power Financial Corp.	1,008	22,177
PrairieSky Royalty Ltd.	788	10,610
Quebecor Inc., Class B	504	11,476
Restaurant Brands International Inc.	914	67,655
RioCan REIT	546	10,819
Rogers Communications Inc., Class B, NVS	1,374	71,685
Royal Bank of Canada	5,274	418,578
Saputo Inc.	827	25,103
Shaw Communications Inc., Class B, NVS	1,710	33,688
Shopify Inc., Class A(a)	385	122,966
SmartCentres Real Estate Investment Trust	141	3,478
SNC-Lavalin Group Inc.	693	11,019
Stars Group Inc. (The)(a)(b)	630	9,854
Sun Life Financial Inc.	2,283	95,343
Suncor Energy Inc.	6,048	174,419
TC Energy Corp.	3,444	169,479
Teck Resources Ltd., Class B	1,891	38,881
TELUS Corp.	813	29,371
Thomson Reuters Corp.	744	50,221
Toronto-Dominion Bank (The)	6,906	405,740
Tourmaline Oil Corp.	1,136	15,053
Vermilion Energy Inc.	534	9,617
Waste Connections Inc.	966	87,636

Security	Shares	Value

Canada (continued)
West Fraser Timber Co. Ltd.	267	$10,490
Wheaton Precious Metals Corp.	1,806	47,449
WSP Global Inc.	336	19,047

		5,383,188
Denmark — 0.6%
AP Moller - Maersk A/S, Class A	17	18,314
AP Moller - Maersk A/S, Class B, NVS	23	26,022
Carlsberg A/S, Class B	404	55,516
Chr Hansen Holding A/S	379	33,364
Coloplast A/S, Class B	421	49,478
Danske Bank A/S	2,608	38,984
Demant A/S(a)(b)	436	12,960
DSV A/S	714	68,668
Genmab A/S(a)	226	42,190
H Lundbeck A/S	252	9,822
ISS A/S	591	16,686
Novo Nordisk A/S, Class B	6,408	309,572
Novozymes A/S, Class B	870	40,642
Orsted A/S(c)	729	66,980
Pandora A/S	394	15,262
Tryg A/S	477	14,666
Vestas Wind Systems A/S	719	59,478

		878,604
Finland — 0.4%
Elisa OYJ	587	27,764
Fortum OYJ	1,722	39,879
Kone OYJ, Class B	1,302	74,802
Metso OYJ	408	15,858
Neste OYJ	1,515	50,587
Nokia OYJ	21,212	115,241
Nokian Renkaat OYJ	420	12,144
Nordea Bank Abp	11,386	73,587
Orion OYJ, Class B	366	12,637
Sampo OYJ, Class A	1,681	70,504
Stora Enso OYJ, Class R	1,989	23,109
UPM-Kymmene OYJ	2,044	55,643
Wartsila OYJ Abp	1,578	20,003

		591,758
France — 4.0%
Accor SA	715	32,082
Aeroports de Paris	114	19,763
Air Liquide SA	1,605	223,376
Airbus SE	2,196	313,110
Alstom SA	630	27,384
Amundi SA(c)	231	16,049
Arkema SA	234	21,286
Atos SE	363	29,528
AXA SA	7,281	185,643
BioMerieux	126	10,739
BNP Paribas SA	4,233	198,795
Bollore SA	3,123	13,533
Bouygues SA	801	28,878
Bureau Veritas SA	966	24,297
Capgemini SE	544	69,806
Carrefour SA	2,100	40,695
Casino Guichard Perrachon SA(b)	210	7,809
Cie. de Saint-Gobain	1,898	73,445
Cie. Generale des Etablissements Michelin SCA	643	71,914
CNP Assurances	672	13,991

68	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Covivio	141	$14,498
Credit Agricole SA	4,255	51,070
Danone SA	2,310	201,641
Dassault Aviation SA	10	13,806
Dassault Systemes SE	499	76,671
Edenred	873	44,168
Eiffage SA	284	28,256
Electricite de France SA	2,232	27,871
Engie SA	6,664	103,282
EssilorLuxottica SA	1,020	139,290
Eurazeo SE	174	11,750
Eurofins Scientific SE(b)	43	18,480
Eutelsat Communications SA	756	14,579
Faurecia SE	292	13,980
Gecina SA	190	29,320
Getlink SE	1,722	25,020
Hermes International	127	90,016
ICADE	141	12,324
Iliad SA	99	10,339
Imerys SA	114	4,803
Ingenico Group SA	211	20,204
Ipsen SA	126	14,548
JCDecaux SA	252	7,329
Kering SA	294	153,686
Klepierre SA	786	24,364
Legrand SA	925	65,769
L’Oreal SA	933	251,390
LVMH Moet Hennessy Louis Vuitton SE	1,050	438,752
Natixis SA	3,839	15,567
Orange SA	7,506	112,195
Pernod Ricard SA	790	139,898
Peugeot SA	2,182	51,893
Publicis Groupe SA	808	40,222
Remy Cointreau SA	84	12,523
Renault SA	714	40,178
Safran SA	1,252	181,008
Sanofi	4,215	354,132
Sartorius Stedim Biotech	84	13,533
Schneider Electric SE	2,064	179,432
SCOR SE	635	26,301
SEB SA	87	14,046
SES SA	1,428	23,785
Societe BIC SA	114	7,984
Societe Generale SA	2,942	72,735
Sodexo SA(b)	351	40,507
STMicroelectronics NV	2,629	48,927
Suez	1,218	18,009
Teleperformance	218	46,020
Thales SA	393	44,654
TOTAL SA	8,765	459,012
Ubisoft Entertainment SA(a)	334	27,801
Unibail-Rodamco-Westfield	369	49,712
Unibail-Rodamco-Westfield, New	142	19,130
Valeo SA(b)	924	29,217
Veolia Environnement SA	2,100	53,427
Vinci SA	1,863	193,404
Vivendi SA	3,434	96,274
Wendel SA	126	17,536
Worldline SA/France(a)(c)	271	19,552

		5,777,943

Security	Shares	Value

Germany — 2.9%
1&1 Drillisch AG(b)	210	$6,383
adidas AG	679	218,899
Allianz SE, Registered	1,596	373,878
Aroundtown SA	2,814	22,659
Axel Springer SE(b)	198	13,767
BASF SE	3,233	217,885
Bayer AG, Registered	3,519	230,186
Bayerische Motoren Werke AG	1,218	90,630
Beiersdorf AG	378	44,191
Brenntag AG	576	28,468
Carl Zeiss Meditec AG, Bearer	126	13,952
Commerzbank AG	4,116	28,243
Continental AG	397	55,359
Covestro AG(c)	656	30,026
Daimler AG, Registered	3,318	173,242
Delivery Hero SE(a)(c)	378	18,341
Deutsche Bank AG, Registered(b)	7,392	57,941
Deutsche Boerse AG	720	101,248
Deutsche Lufthansa AG, Registered	910	14,565
Deutsche Post AG, Registered	3,777	124,099
Deutsche Telekom AG, Registered	12,474	206,662
Deutsche Wohnen SE	1,336	49,415
E.ON SE	8,358	84,255
Evonik Industries AG	546	15,781
Fraport AG Frankfurt Airport Services Worldwide	168	14,164
Fresenius Medical Care AG & Co. KGaA	824	57,707
Fresenius SE & Co. KGaA	1,542	78,186
GEA Group AG	672	16,947
Hannover Rueck SE	240	37,864
HeidelbergCement AG	547	39,965
Henkel AG & Co. KGaA	408	38,635
HOCHTIEF AG	84	9,614
HUGO BOSS AG	252	16,038
Infineon Technologies AG	4,282	81,144
Innogy SE	546	23,070
KION Group AG	268	14,505
Knorr-Bremse AG	126	12,864
LANXESS AG	336	20,254
Merck KGaA	504	51,873
METRO AG(b)	855	13,327
MTU Aero Engines AG	191	48,167
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	567	137,497
Puma SE	336	23,662
QIAGEN NV(a)	852	32,708
RTL Group SA	126	6,251
RWE AG	1,986	54,086
SAP SE	3,656	454,766
Siemens AG, Registered	2,811	309,816
Siemens Healthineers AG(c)	558	23,494
Symrise AG	462	43,024
Telefonica Deutschland Holding AG	2,970	7,543
thyssenkrupp AG(b)	1,542	20,070
TUI AG(b)	1,486	14,876
Uniper SE	801	24,927
United Internet AG, Registered(d)	462	13,925
Volkswagen AG	127	21,875
Vonovia SE	1,850	91,166
Wirecard AG	462	77,982

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Zalando SE(a)(c)	393	$18,238

		4,170,305
Hong Kong — 1.4%
AIA Group Ltd.	45,000	465,067
ASM Pacific Technology Ltd.	1,200	14,142
Bank of East Asia Ltd. (The)	8,480	24,591
BeiGene Ltd., ADR(a)(b)	126	17,305
BOC Hong Kong Holdings Ltd.	14,000	53,833
CK Asset Holdings Ltd.	9,336	70,784
CK Hutchison Holdings Ltd.	10,336	97,248
CK Infrastructure Holdings Ltd.	2,500	19,434
CLP Holdings Ltd.	6,000	65,343
Dairy Farm International Holdings Ltd.	1,400	10,500
Galaxy Entertainment Group Ltd.	9,000	62,086
Hang Lung Properties Ltd.	8,000	18,927
Hang Seng Bank Ltd.	2,900	69,241
Henderson Land Development Co. Ltd.	5,523	28,751
HK Electric Investments & HK Electric Investments Ltd.	13,000	13,186
HKT Trust & HKT Ltd.	15,740	25,175
Hong Kong & China Gas Co. Ltd.	38,167	84,546
Hong Kong Exchanges & Clearing Ltd.	4,400	149,292
Hongkong Land Holdings Ltd.	4,200	25,704
Hysan Development Co. Ltd.	3,000	14,353
Jardine Matheson Holdings Ltd.	800	48,712
Jardine Strategic Holdings Ltd.	800	27,600
Kerry Properties Ltd.	2,500	9,453
Link REIT	8,000	93,409
Melco Resorts & Entertainment Ltd., ADR	835	18,762
MGM China Holdings Ltd.(b)	3,600	5,960
MTR Corp. Ltd.	6,000	39,513
New World Development Co. Ltd.	23,333	33,086
NWS Holdings Ltd.	7,000	13,056
PCCW Ltd.	22,000	12,563
Power Assets Holdings Ltd.	5,500	39,452
Sands China Ltd.	9,600	46,725
Shangri-La Asia Ltd.	4,000	4,890
Sino Land Co. Ltd.	14,000	22,821
SJM Holdings Ltd.	8,000	8,789
Sun Hung Kai Properties Ltd.	6,000	97,268
Swire Pacific Ltd., Class A	2,000	22,918
Swire Properties Ltd.	8,400	30,529
Techtronic Industries Co. Ltd.	5,393	40,544
Vitasoy International Holdings Ltd.	2,000	9,466
WH Group Ltd.(c)	31,000	30,533
Wharf Holdings Ltd. (The)	5,000	12,226
Wharf Real Estate Investment Co. Ltd.	4,000	25,396
Wheelock & Co. Ltd.	3,000	19,009
Wynn Macau Ltd.	6,000	13,690
Yue Yuen Industrial Holdings Ltd.	3,000	8,412

		2,064,290
Ireland — 0.5%
AIB Group PLC	2,964	10,230
Bank of Ireland Group PLC	3,094	13,779
CRH PLC	3,170	105,884
Flutter Entertainment PLC	307	24,467
Irish Bank Resolution Corp. Ltd.(a)(e)	6,552	—
Kerry Group PLC, Class A	603	70,764
Kingspan Group PLC	462	22,788
Linde PLC	2,062	394,419

Security	Shares	Value

Ireland (continued)
Smurfit Kappa Group PLC	798	$25,340
Steris PLC	252	37,513

		705,184
Israel — 0.2%
Azrieli Group Ltd.	168	11,876
Bank Hapoalim BM	4,089	31,209
Bank Leumi Le-Israel BM	5,144	37,761
Check Point Software Technologies Ltd.(a)(b)	467	52,281
CyberArk Software Ltd.(a)(b)	126	17,499
Elbit Systems Ltd.	84	13,567
Israel Chemicals Ltd.	2,689	14,641
Israel Discount Bank Ltd., Class A	2,772	12,097
Mizrahi Tefahot Bank Ltd.(a)	477	11,526
Nice Ltd.(a)	240	36,986
Teva Pharmaceutical Industries Ltd., ADR(a)	4,032	31,974
Wix.com Ltd.(a)	169	25,100

		296,517
Italy — 0.8%
Assicurazioni Generali SpA	3,951	74,080
Atlantia SpA	1,848	47,859
CNH Industrial NV	3,654	37,323
Davide Campari-Milano SpA	2,214	20,756
Enel SpA	30,366	209,585
Eni SpA	9,702	153,434
Ferrari NV	485	78,651
Fiat Chrysler Automobiles NV	4,095	54,877
FinecoBank Banca Fineco SpA	1,921	19,232
Intesa Sanpaolo SpA	55,282	120,664
Leonardo SpA	1,485	18,254
Mediobanca Banca di Credito Finanziario SpA	2,396	24,153
Moncler SpA	672	27,811
Pirelli & C SpA(b)(c)	1,596	9,496
Poste Italiane SpA(c)	1,974	21,231
Prysmian SpA(b)	779	16,193
Recordati SpA	408	18,411
Snam SpA	8,527	42,144
Telecom Italia SpA/Milano(a)	32,828	18,663
Tenaris SA	1,764	22,361
Terna Rete Elettrica Nazionale SpA	4,930	30,212
UniCredit SpA	7,405	87,856

		1,153,246
Malta — 0.0%
BGP Holdings PLC(a)(e)	38,252	—

Netherlands — 1.4%
ABN AMRO Bank NV, CVA(c)	1,705	34,094
Adyen NV(a)(c)	42	32,126
Aegon NV	7,064	35,212
AerCap Holdings NV(a)	546	29,773
Akzo Nobel NV	842	80,108
ArcelorMittal	2,497	40,362
ASML Holding NV	1,581	356,986
EXOR NV	393	27,549
Heineken Holding NV	431	44,005
Heineken NV	1,009	109,107
ING Groep NV	14,658	164,377
Koninklijke Ahold Delhaize NV	4,560	103,852
Koninklijke DSM NV	689	86,533
Koninklijke KPN NV	12,602	36,214

70	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Koninklijke Philips NV	3,551	$167,972
Koninklijke Vopak NV	282	14,004
NN Group NV	1,149	43,535
NXP Semiconductors NV	1,116	115,383
Randstad NV	450	22,817
Unilever NV	5,376	313,228
Wolters Kluwer NV	1,113	81,243

		1,938,480
New Zealand — 0.1%
a2 Milk Co. Ltd.(a)(b)	2,730	32,469
Auckland International Airport Ltd.	3,711	22,790
Fisher & Paykel Healthcare Corp. Ltd.	2,142	23,326
Fletcher Building Ltd.	2,743	8,980
Meridian Energy Ltd.	5,005	15,542
Ryman Healthcare Ltd.	1,374	11,698
Spark New Zealand Ltd.	6,594	17,321

		132,126
Norway — 0.2%
Aker BP ASA	420	12,051
DNB ASA	3,684	66,592
Equinor ASA	3,715	67,216
Gjensidige Forsikring ASA	771	15,139
Mowi ASA	1,620	39,309
Norsk Hydro ASA	5,018	17,376
Orkla ASA	2,803	24,090
Schibsted ASA, Class B	420	10,942
Telenor ASA	2,772	56,846
Yara International ASA	645	30,596

		340,157
Portugal — 0.1%
EDP - Energias de Portugal SA	10,404	38,470
Galp Energia SGPS SA	1,934	30,330
Jeronimo Martins SGPS SA	1,050	17,074

		85,874
Singapore — 0.5%
Ascendas REIT	8,437	18,865
CapitaLand Commercial Trust	10,558	15,892
CapitaLand Ltd.	8,400	22,219
CapitaLand Mall Trust	8,400	16,081
City Developments Ltd.	1,800	12,771
ComfortDelGro Corp. Ltd.	8,400	16,634
DBS Group Holdings Ltd.	6,800	131,225
Genting Singapore Ltd.	21,800	14,655
Golden Agri-Resources Ltd.	29,400	6,337
Jardine Cycle & Carriage Ltd.	310	7,659
Keppel Corp. Ltd.(b)	5,100	23,850
Oversea-Chinese Banking Corp. Ltd.(b)	11,825	99,712
SATS Ltd.	4,200	14,792
Sembcorp Industries Ltd.(b)	4,200	7,181
Singapore Exchange Ltd.	3,400	19,676
Singapore Press Holdings Ltd.(b)	4,500	7,267
Singapore Technologies Engineering Ltd.	5,800	17,969
Singapore Telecommunications Ltd.	30,200	73,484
Suntec REIT	9,900	13,817
United Overseas Bank Ltd.	5,100	98,382
UOL Group Ltd.	2,100	11,278
Venture Corp. Ltd.	1,100	12,491
Wilmar International Ltd.	8,400	24,490

Security	Shares	Value

Singapore (continued)
Yangzijiang Shipbuilding Holdings Ltd.	8,400	$8,777

		695,504
Spain — 1.0%
ACS Actividades de Construccion y Servicios SA	955	38,917
Aena SME SA(c)	254	46,408
Amadeus IT Group SA	1,638	130,143
Banco Bilbao Vizcaya Argentaria SA	24,837	127,192
Banco de Sabadell SA	20,209	17,812
Banco Santander SA	60,058	258,313
Bankia SA	4,722	9,424
Bankinter SA	2,140	13,982
CaixaBank SA	13,231	32,925
Cellnex Telecom SA(c)	630	23,772
Enagas SA	959	21,008
Endesa SA	1,149	28,592
Ferrovial SA	2,046	53,647
Grifols SA	1,150	37,516
Iberdrola SA	21,991	209,834
Iberdrola SA, New(a)(e)	511	4,880
Industria de Diseno Textil SA	4,067	122,397
Mapfre SA	4,131	11,466
Naturgy Energy Group SA	1,134	28,913
Red Electrica Corp. SA	1,551	29,530
Repsol SA	5,399	86,472
Siemens Gamesa Renewable Energy SA	897	12,659
Telefonica SA	17,388	133,989

		1,479,791
Sweden — 0.9%
Alfa Laval AB	1,011	19,086
Assa Abloy AB, Class B	3,810	88,527
Atlas Copco AB, Class A	2,535	78,483
Atlas Copco AB, Class B	1,470	40,576
Boliden AB	966	22,158
Electrolux AB, Series B	939	21,945
Epiroc AB, Class A	2,535	28,037
Epiroc AB, Class B	1,470	15,415
Essity AB, Class B	2,224	66,768
Hennes & Mauritz AB, Class B	3,024	53,166
Hexagon AB, Class B	999	48,944
Husqvarna AB, Class B	1,932	17,288
ICA Gruppen AB(b)	294	13,154
Industrivarden AB, Class C	546	11,975
Investor AB, Class B	1,680	80,663
Kinnevik AB, Class B	924	23,771
L E Lundbergforetagen AB, Class B	309	11,551
Lundin Petroleum AB	828	26,377
Millicom International Cellular SA, SDR	252	13,050
Sandvik AB	4,074	63,341
Securitas AB, Class B	1,240	19,389
Skandinaviska Enskilda Banken AB, Class A	5,838	55,415
Skanska AB, Class B	1,386	26,114
SKF AB, Class B	1,501	24,862
Svenska Handelsbanken AB, Class A	5,922	53,830
Swedbank AB, Class A	3,390	46,717
Swedish Match AB	729	28,109
Tele2 AB, Class B	1,639	23,654
Telefonaktiebolaget LM Ericsson, Class B	11,874	105,333
Telia Co. AB	9,774	43,963

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Volvo AB, Class B	5,376	$80,838

		1,252,499
Switzerland — 3.4%
ABB Ltd., Registered	6,934	131,711
Adecco Group AG, Registered	620	34,106
Alcon Inc.(a)	1,630	95,495
Baloise Holding AG, Registered	182	33,072
Barry Callebaut AG, Registered	9	17,718
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	8	59,232
Cie. Financiere Richemont SA, Registered	1,947	167,953
Clariant AG, Registered	666	12,264
Coca-Cola HBC AG	715	24,829
Credit Suisse Group AG, Registered	9,492	115,342
Dufry AG, Registered	126	11,154
EMS-Chemie Holding AG, Registered	42	26,430
Geberit AG, Registered	134	62,195
Givaudan SA, Registered	42	112,254
Julius Baer Group Ltd.	840	36,179
Kuehne + Nagel International AG, Registered	194	28,757
LafargeHolcim Ltd., Registered	1,806	89,297
Lonza Group AG, Registered	294	101,356
Nestle SA, Registered	11,275	1,203,806
Novartis AG, Registered	8,151	753,021
Pargesa Holding SA, Bearer	142	10,715
Partners Group Holding AG	84	67,387
Roche Holding AG, NVS	2,646	712,683
Schindler Holding AG, Participation Certificates, NVS	154	35,809
Schindler Holding AG, Registered	86	19,476
SGS SA, Registered	21	52,182
Sika AG, Registered	504	73,309
Sonova Holding AG, Registered	226	52,391
Straumann Holding AG, Registered	42	34,491
Swatch Group AG (The), Bearer	126	36,884
Swatch Group AG (The), Registered	170	9,341
Swiss Life Holding AG, Registered	126	61,282
Swiss Prime Site AG, Registered	304	26,884
Swiss Re AG	1,013	98,803
Swisscom AG, Registered	98	47,763
Temenos AG, Registered	210	37,355
UBS Group AG, Registered	14,442	161,852
Vifor Pharma AG	183	27,302
Zurich Insurance Group AG	560	196,000

		4,878,080
United Kingdom — 6.0%
3i Group PLC	3,700	50,401
Admiral Group PLC	772	20,484
Anglo American PLC	4,131	103,137
Antofagasta PLC	1,317	15,146
Aptiv PLC	998	87,475
Ashtead Group PLC	1,890	52,602
Associated British Foods PLC	1,340	39,707
AstraZeneca PLC	4,747	410,418
Auto Trader Group PLC(c)	3,936	26,112
Aviva PLC	14,870	73,941
BAE Systems PLC	12,264	82,381
Barclays PLC	63,097	119,041
Barratt Developments PLC	3,627	28,654
Berkeley Group Holdings PLC	505	23,980

Security	Shares	Value

United Kingdom (continued)
BP PLC	75,370	$503,609
British American Tobacco PLC	8,654	312,806
British Land Co. PLC (The)	3,627	22,561
BT Group PLC	30,576	72,324
Bunzl PLC	1,302	34,276
Burberry Group PLC	1,542	42,652
Capri Holdings Ltd.(a)	561	19,966
Carnival PLC	720	32,646
Centrica PLC	20,765	19,344
Coca-Cola European Partners PLC	882	48,757
Compass Group PLC	5,942	151,553
Croda International PLC	532	30,538
DCC PLC	379	32,308
Diageo PLC	9,075	382,638
Direct Line Insurance Group PLC	5,057	19,963
easyJet PLC	672	7,932
Evraz PLC	1,512	12,052
Experian PLC	3,285	100,558
Ferguson PLC	891	67,248
Fresnillo PLC	838	6,167
G4S PLC	5,238	12,285
GlaxoSmithKline PLC	18,608	387,930
Glencore PLC	41,355	134,923
GVC Holdings PLC	2,019	14,625
Halma PLC	966	23,538
Hargreaves Lansdown PLC	1,159	29,802
HSBC Holdings PLC	75,463	606,795
Imperial Brands PLC	3,570	91,579
Informa PLC	4,686	50,148
InterContinental Hotels Group PLC	645	45,167
Intertek Group PLC	630	44,032
Investec PLC	2,142	12,332
ITV PLC	13,848	18,813
J Sainsbury PLC	5,868	14,129
John Wood Group PLC	2,523	16,404
Johnson Matthey PLC	747	29,406
Kingfisher PLC	8,065	21,962
Land Securities Group PLC	2,858	27,863
Legal & General Group PLC	21,504	68,933
Lloyds Banking Group PLC	266,290	173,887
London Stock Exchange Group PLC	1,176	95,411
Marks & Spencer Group PLC	7,660	19,500
Meggitt PLC	2,997	21,893
Melrose Industries PLC	17,934	41,053
Merlin Entertainments PLC(c)	2,802	15,491
Micro Focus International PLC	1,346	28,657
Mondi PLC	1,346	29,724
National Grid PLC	12,938	133,754
Next PLC	561	41,655
NMC Health PLC(b)	378	11,451
Ocado Group PLC(a)	1,680	25,621
Pearson PLC	2,688	28,674
Persimmon PLC	1,149	28,265
Prudential PLC	9,576	199,096
Reckitt Benckiser Group PLC	2,619	204,340
RELX PLC	7,438	177,914
Rentokil Initial PLC	5,838	31,095
Rio Tinto PLC	4,369	251,325
Rolls-Royce Holdings PLC	6,319	66,696
Royal Bank of Scotland Group PLC	18,386	48,853

72	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Royal Dutch Shell PLC, Class A	16,697	$530,334
Royal Dutch Shell PLC, Class B	13,907	443,165
RSA Insurance Group PLC	3,697	25,377
Sage Group PLC (The)	4,034	35,564
Schroders PLC	450	16,381
Segro PLC	3,654	34,191
Sensata Technologies Holding PLC(a)	630	29,881
Severn Trent PLC	870	21,465
Smith & Nephew PLC	3,276	74,570
Smiths Group PLC	1,485	29,857
Spirax-Sarco Engineering PLC	210	23,129
SSE PLC	3,670	49,454
St. James’s Place PLC	1,959	23,603
Standard Chartered PLC	10,460	86,683
Standard Life Aberdeen PLC	9,900	36,221
Taylor Wimpey PLC	11,397	22,579
Tesco PLC	35,826	97,955
Unilever PLC	4,326	262,491
United Utilities Group PLC	2,481	23,957
Vodafone Group PLC	99,091	182,095
Weir Group PLC (The)	818	14,994
Whitbread PLC	687	38,047
Wm Morrison Supermarkets PLC	8,373	19,956
WPP PLC	4,704	55,893

		8,556,240
United States — 67.9%
3M Co.	2,142	374,250
Abbott Laboratories	6,605	575,295
AbbVie Inc.	5,541	369,141
Abiomed Inc.(a)	168	46,798
Accenture PLC, Class A	2,367	455,837
Activision Blizzard Inc.	2,855	139,153
Acuity Brands Inc.	168	22,549
Adobe Inc.(a)	1,820	543,925
Advance Auto Parts Inc.	282	42,480
Advanced Micro Devices Inc.(a)	3,489	106,240
AES Corp./VA	2,688	45,132
Affiliated Managers Group Inc.	213	18,273
Aflac Inc.	2,802	147,497
Agilent Technologies Inc.	1,228	85,235
AGNC Investment Corp.	1,849	31,692
Air Products & Chemicals Inc.	814	185,812
Akamai Technologies Inc.(a)	645	56,844
Albemarle Corp.	397	28,965
Alexandria Real Estate Equities Inc.	420	61,471
Alexion Pharmaceuticals Inc.(a)	840	95,164
Align Technology Inc.(a)	294	61,470
Alkermes PLC(a)	546	12,645
Alleghany Corp.(a)	51	34,972
Allegion PLC	378	39,138
Allergan PLC	1,243	199,502
Alliance Data Systems Corp.	178	27,932
Alliant Energy Corp.	828	41,019
Allstate Corp. (The)	1,260	135,324
Ally Financial Inc.	1,629	53,610
Alnylam Pharmaceuticals Inc.(a)	343	26,613
Alphabet Inc., Class A(a)	1,134	1,381,439
Alphabet Inc., Class C, NVS(a)	1,181	1,436,899
Altice USA Inc., Class A(a)	613	15,822
Altria Group Inc.	6,978	328,454

Security	Shares	Value

United States (continued)
Amazon.com Inc.(a)	1,563	$2,917,777
Amcor PLC(a)	5,628	59,657
AMERCO	42	16,254
Ameren Corp.	924	69,938
American Airlines Group Inc.	467	14,248
American Electric Power Co. Inc.	1,848	162,273
American Express Co.	2,703	336,172
American Financial Group Inc./OH	306	31,328
American International Group Inc.	3,276	183,423
American Tower Corp.	1,663	351,924
American Water Works Co. Inc.	702	80,576
Ameriprise Financial Inc.	495	72,027
AmerisourceBergen Corp.	618	53,859
AMETEK Inc.	887	79,484
Amgen Inc.	2,310	431,000
Amphenol Corp., Class A	1,111	103,679
Anadarko Petroleum Corp.	1,849	136,197
Analog Devices Inc.	1,386	162,800
Annaly Capital Management Inc.	5,111	48,810
ANSYS Inc.(a)	322	65,405
Anthem Inc.	971	286,066
AO Smith Corp.	546	24,816
Aon PLC	889	168,243
Apache Corp.	1,416	34,579
Apple Inc.	17,653	3,760,795
Applied Materials Inc.	3,578	176,646
Aramark	926	33,512
Arch Capital Group Ltd.(a)	1,512	58,499
Archer-Daniels-Midland Co.	2,102	86,350
Arconic Inc.	1,622	40,615
Arista Networks Inc.(a)	210	57,425
Arrow Electronics Inc.(a)	351	25,486
Arthur J Gallagher & Co.	645	58,327
Assurant Inc.	219	24,826
AT&T Inc.	27,190	925,819
Athene Holding Ltd., Class A(a)	546	22,310
Atmos Energy Corp.	420	45,797
Autodesk Inc.(a)	813	126,966
Autoliv Inc.	316	22,799
Automatic Data Processing Inc.	1,628	271,095
AutoZone Inc.(a)	94	105,566
AvalonBay Communities Inc.	505	105,439
Avery Dennison Corp.	336	38,596
AXA Equitable Holdings Inc.	924	20,772
Axalta Coating Systems Ltd.(a)(b)	866	25,660
Baker Hughes a GE Co.	1,959	49,739
Ball Corp.	1,177	84,132
Bank of America Corp.	34,257	1,051,005
Bank of New York Mellon Corp. (The)	3,234	151,739
Baxter International Inc.	1,823	153,077
BB&T Corp.	2,836	146,139
Becton Dickinson and Co.	1,018	257,350
Berkshire Hathaway Inc., Class B(a)	4,852	996,746
Best Buy Co. Inc.	899	68,800
Biogen Inc.(a)	754	179,316
BioMarin Pharmaceutical Inc.(a)	660	52,351
BlackRock Inc.(f)	449	209,988
Boeing Co. (The)	2,026	691,231
Booking Holdings Inc.(a)	174	328,270
BorgWarner Inc.	771	29,144

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Boston Properties Inc.	585	$77,776
Boston Scientific Corp.(a)	5,156	218,924
Brighthouse Financial Inc.(a)	393	15,394
Bristol-Myers Squibb Co.	6,090	270,457
Broadcom Inc.	1,467	425,415
Broadridge Financial Solutions Inc.	435	55,297
Brown-Forman Corp., Class B, NVS	1,068	58,537
Bunge Ltd.	534	31,202
Burlington Stores Inc.(a)	252	45,549
Cabot Oil & Gas Corp.	1,554	29,775
Cadence Design Systems Inc.(a)	1,065	78,714
Camden Property Trust	336	34,847
Campbell Soup Co.	687	28,401
Capital One Financial Corp.	1,764	163,029
Cardinal Health Inc.	1,092	49,937
CarMax Inc.(a)	672	58,975
Carnival Corp.	1,428	67,444
Caterpillar Inc.	2,147	282,695
Cboe Global Markets Inc.	442	48,315
CBRE Group Inc., Class A(a)	1,216	64,460
CBS Corp., Class B, NVS	1,216	62,636
CDK Global Inc.	474	24,586
CDW Corp./DE	588	69,478
Celanese Corp.	468	52,496
Celgene Corp.(a)	2,646	243,062
Centene Corp.(a)	1,558	81,156
CenterPoint Energy Inc.	1,863	54,046
CenturyLink Inc.	3,774	45,628
Cerner Corp.	1,134	81,251
CF Industries Holdings Inc.	870	43,117
CH Robinson Worldwide Inc.	503	42,116
Charles Schwab Corp. (The)	4,524	195,527
Charter Communications Inc., Class A(a)	602	231,999
Chemours Co. (The)	707	13,482
Cheniere Energy Inc.(a)	798	51,990
Chevron Corp.	7,090	872,850
Chipotle Mexican Grill Inc.(a)	92	73,189
Chubb Ltd.	1,725	263,649
Church & Dwight Co. Inc.	928	70,008
Cigna Corp.	1,419	241,116
Cimarex Energy Co.	352	17,836
Cincinnati Financial Corp.	588	63,110
Cintas Corp.	338	88,029
Cisco Systems Inc.	16,417	909,502
CIT Group Inc.	422	21,332
Citigroup Inc.	8,829	628,272
Citizens Financial Group Inc.	1,687	62,858
Citrix Systems Inc.	512	48,251
Clorox Co. (The)	504	81,950
CME Group Inc.	1,354	263,245
CMS Energy Corp.	1,065	62,004
Coca-Cola Co. (The)	15,246	802,397
Cognex Corp.(b)	650	28,607
Cognizant Technology Solutions Corp., Class A	2,184	142,266
Colgate-Palmolive Co.	3,085	221,318
Comcast Corp., Class A	16,905	729,789
Comerica Inc.	603	44,140
CommScope Holding Co. Inc.(a)	729	10,410
Conagra Brands Inc.	1,794	51,793
Concho Resources Inc.	781	76,288

Security	Shares	Value

United States (continued)
ConocoPhillips	4,221	$249,377
Consolidated Edison Inc.	1,164	98,893
Constellation Brands Inc., Class A	630	123,997
Continental Resources Inc./OK(a)(b)	366	13,604
Cooper Companies Inc. (The)	183	61,744
Copart Inc.(a)	798	61,869
Corning Inc.	2,990	91,943
Corteva Inc.(a)	2,827	83,397
CoStar Group Inc.(a)	129	79,387
Costco Wholesale Corp.	1,638	451,482
Coty Inc., Class A(b)	1,158	12,634
Crown Castle International Corp.	1,554	207,086
Crown Holdings Inc.(a)	527	33,733
CSX Corp.	2,876	202,470
Cummins Inc.	571	93,644
CVS Health Corp.	4,831	269,908
Danaher Corp.	2,353	330,597
Darden Restaurants Inc.	477	57,984
DaVita Inc.(a)	488	29,207
Deere & Co.	1,134	187,847
Dell Technologies Inc., Class C(a)	582	33,605
Delta Air Lines Inc.	684	41,751
Dentsply Sirona Inc.	883	48,079
Devon Energy Corp.	1,713	46,251
DexCom Inc.(a)(b)	336	52,708
Diamondback Energy Inc.	603	62,368
Digital Realty Trust Inc.	769	87,943
Discover Financial Services	1,275	114,419
Discovery Inc., Class A(a)(b)	546	16,549
Discovery Inc., Class C, NVS(a)	1,334	37,672
DISH Network Corp., Class A(a)	841	28,476
DocuSign Inc.(a)	378	19,550
Dollar General Corp.	993	133,082
Dollar Tree Inc.(a)	924	94,017
Dominion Energy Inc.	3,045	226,213
Domino’s Pizza Inc.	149	36,435
Dover Corp.	519	50,265
Dow Inc.(a)	2,869	138,974
DR Horton Inc.	1,348	61,914
Dropbox Inc., Class A(a)	630	14,843
DTE Energy Co.	673	85,545
Duke Energy Corp.	2,690	233,277
Duke Realty Corp.	1,233	41,096
DuPont de Nemours Inc.	2,827	203,996
DXC Technology Co.	1,050	58,559
E*TRADE Financial Corp.	957	46,692
East West Bancorp. Inc.	549	26,357
Eastman Chemical Co.	505	38,052
Eaton Corp. PLC	1,535	126,162
Eaton Vance Corp., NVS	408	18,156
eBay Inc.	3,308	136,257
Ecolab Inc.	970	195,678
Edison International	1,228	91,535
Edwards Lifesciences Corp.(a)	798	169,854
Elanco Animal Health Inc.(a)	966	31,839
Electronic Arts Inc.(a)	1,149	106,283
Eli Lilly & Co.	3,369	367,053
Emerson Electric Co.	2,310	149,873
Entergy Corp.	687	72,561
EOG Resources Inc.	2,184	187,496

74	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
EPAM Systems Inc.(a)	210	$40,696
Equifax Inc.	450	62,591
Equinix Inc.	304	152,638
Equity LifeStyle Properties Inc.	294	36,530
Equity Residential	1,356	106,975
Erie Indemnity Co., Class A, NVS	84	18,713
Essex Property Trust Inc.	253	76,462
Estee Lauder Companies Inc. (The), Class A	800	147,352
Everest Re Group Ltd.	146	36,009
Evergy Inc.	1,013	61,276
Eversource Energy	1,197	90,804
Exact Sciences Corp.(a)	462	53,181
Exelon Corp.	3,636	163,838
Expedia Group Inc.	465	61,724
Expeditors International of Washington Inc.	645	49,246
Extra Space Storage Inc.	492	55,296
Exxon Mobil Corp.	15,792	1,174,293
F5 Networks Inc.(a)	222	32,572
Facebook Inc., Class A(a)	8,891	1,726,899
FactSet Research Systems Inc.	126	34,940
Fastenal Co.	2,184	67,267
Federal Realty Investment Trust	267	35,247
FedEx Corp.	940	160,298
Fidelity National Financial Inc.	967	41,465
Fidelity National Information Services Inc.	2,272	302,725
Fifth Third Bancorp.	3,010	89,367
First Republic Bank/CA(b)	630	62,597
FirstEnergy Corp.	1,920	84,422
Fiserv Inc.(a)	2,069	218,135
FleetCor Technologies Inc.(a)	301	85,535
Flex Ltd.(a)(b)	1,990	22,189
FLIR Systems Inc.	546	27,114
Flowserve Corp.	519	25,966
Fluor Corp.	504	16,385
FMC Corp.	508	43,901
Ford Motor Co.	14,379	137,032
Fortinet Inc.(a)	551	44,251
Fortive Corp.	1,147	87,229
Fortune Brands Home & Security Inc.	590	32,415
Fox Corp., Class A, NVS	1,404	52,397
Fox Corp., Class B	628	23,362
Franklin Resources Inc.	1,164	37,981
Freeport-McMoRan Inc.	5,182	57,313
Gap Inc. (The)	882	17,199
Garmin Ltd.	511	40,159
Gartner Inc.(a)	344	47,930
General Dynamics Corp.	896	166,602
General Electric Co.(b)	32,638	341,067
General Mills Inc.	2,270	120,560
General Motors Co.	4,749	191,575
Genuine Parts Co.	547	53,125
Gilead Sciences Inc.	4,746	310,958
Global Payments Inc.	588	98,737
GoDaddy Inc., Class A(a)	672	49,311
Goldman Sachs Group Inc. (The)	1,214	267,238
GrubHub Inc.(a)	336	22,724
H&R Block Inc.	812	22,484
Halliburton Co.	3,276	75,348
Hanesbrands Inc.	1,305	20,997
Harley-Davidson Inc.	662	23,686

Security	Shares	Value

United States (continued)
Hartford Financial Services Group Inc. (The)	1,344	$77,455
Hasbro Inc.	435	52,705
HCA Healthcare Inc.	1,056	140,987
HCP Inc.	1,848	59,007
HD Supply Holdings Inc.(a)	588	23,820
HEICO Corp.	126	17,231
HEICO Corp., Class A.	252	26,558
Helmerich & Payne Inc.	452	22,455
Henry Schein Inc.(a)(b)	561	37,329
Hershey Co. (The)	534	81,029
Hess Corp.	1,050	68,082
Hewlett Packard Enterprise Co.	5,163	74,192
Hilton Worldwide Holdings Inc.	1,063	102,633
HollyFrontier Corp.	645	32,102
Hologic Inc.(a)	1,059	54,274
Home Depot Inc. (The)	4,209	899,421
Honeywell International Inc.	2,738	472,195
Hormel Foods Corp.	1,104	45,253
Host Hotels & Resorts Inc.	2,760	47,996
HP Inc.	5,862	123,336
Humana Inc.	517	153,420
Huntington Bancshares Inc./OH	4,146	59,081
Huntington Ingalls Industries Inc.	168	38,354
IAC/InterActiveCorp.(a)	282	67,412
IDEX Corp.	305	51,307
IDEXX Laboratories Inc.(a)	336	94,769
IHS Markit Ltd.(a)	1,428	91,992
Illinois Tool Works Inc.	1,163	179,369
Illumina Inc.(a)	546	163,461
Incyte Corp.(a)	683	58,000
Ingersoll-Rand PLC	925	114,386
Ingredion Inc.	252	19,477
Intel Corp.	16,905	854,548
Intercontinental Exchange Inc.	2,143	188,284
International Business Machines Corp.	3,318	491,860
International Flavors & Fragrances Inc.	374	53,852
International Paper Co.	1,470	64,548
Interpublic Group of Companies Inc. (The)	1,401	32,111
Intuit Inc.	966	267,881
Intuitive Surgical Inc.(a)	427	221,831
Invesco Ltd.	1,485	28,497
Invitation Homes Inc.	1,336	36,700
Ionis Pharmaceuticals Inc.(a)	504	33,193
IPG Photonics Corp.(a)	144	18,865
IQVIA Holdings Inc.(a)	638	101,550
Iron Mountain Inc.	1,043	30,675
Jack Henry & Associates Inc.	299	41,770
Jacobs Engineering Group Inc.	462	38,120
Jazz Pharmaceuticals PLC(a)	198	27,597
JB Hunt Transport Services Inc.	311	31,837
Jefferies Financial Group Inc.	870	18,557
JM Smucker Co. (The)	451	50,147
Johnson & Johnson	9,942	1,294,647
Johnson Controls International PLC	3,007	127,617
Jones Lang LaSalle Inc.	183	26,661
JPMorgan Chase & Co.	12,232	1,418,912
Juniper Networks Inc.	1,359	36,720
Kansas City Southern	369	45,660
Kellogg Co.	968	56,357
KeyCorp.	3,696	67,896

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Keysight Technologies Inc.(a)	714	$63,917
Kimberly-Clark Corp.	1,302	176,616
Kimco Realty Corp.	1,542	29,622
Kinder Morgan Inc./DE	7,492	154,485
KKR & Co. Inc., Class A, NVS	1,736	46,438
KLA Corp.	590	80,429
Knight-Swift Transportation Holdings Inc.	506	18,135
Kohl’s Corp.	618	33,285
Kraft Heinz Co. (The)	2,441	78,136
Kroger Co. (The)	2,970	62,845
L Brands Inc.	882	22,888
L3Harris Technologies Inc.	830	172,308
Laboratory Corp. of America Holdings(a)	382	63,993
Lam Research Corp.	589	122,871
Lamb Weston Holdings Inc.	546	36,648
Las Vegas Sands Corp.	1,302	78,693
Lear Corp.	214	27,131
Leggett & Platt Inc.	477	19,066
Leidos Holdings Inc.	562	46,140
Lennar Corp., Class A	1,054	50,139
Lennox International Inc.	141	36,164
Liberty Broadband Corp., Class C, NVS(a)	381	37,913
Liberty Global PLC, Class A(a)	716	19,096
Liberty Global PLC, Class C, NVS(a)	1,848	48,122
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	757	29,811
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	332	13,821
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	630	26,372
Liberty Property Trust	546	28,556
Lincoln National Corp.	756	49,397
Live Nation Entertainment Inc.(a)	546	39,345
LKQ Corp.(a)	1,149	30,943
Lockheed Martin Corp.	966	349,856
Loews Corp.	1,080	57,823
Lowe’s Companies Inc.	2,957	299,840
Lululemon Athletica Inc.(a)	397	75,863
LyondellBasell Industries NV, Class A	1,074	89,883
M&T Bank Corp.	504	82,782
Macerich Co. (The)	387	12,790
Macy’s Inc.	1,164	26,458
ManpowerGroup Inc.	252	23,020
Marathon Oil Corp.	2,787	39,213
Marathon Petroleum Corp.	2,578	145,373
Markel Corp.(a)	51	56,810
MarketAxess Holdings Inc.	142	47,860
Marriott International Inc./MD, Class A	1,086	151,019
Marsh & McLennan Companies Inc.	1,878	185,546
Martin Marietta Materials Inc.	230	56,983
Marvell Technology Group Ltd.	2,394	62,866
Masco Corp.	1,137	46,355
Mastercard Inc., Class A	3,408	927,896
Maxim Integrated Products Inc.	1,008	59,664
McCormick & Co. Inc./MD, NVS	477	75,624
McDonald’s Corp.	2,838	598,023
McKesson Corp.	735	102,128
Medtronic PLC	5,006	510,312
MercadoLibre Inc.(a)	168	104,399
Merck & Co. Inc.	9,640	800,024
MetLife Inc.	3,024	149,446
Mettler-Toledo International Inc.(a)	92	69,621
MGM Resorts International	2,004	60,160

Security	Shares	Value

United States (continued)
Microchip Technology Inc.	886	$83,656
Micron Technology Inc.(a)	4,135	185,620
Microsoft Corp.	27,243	3,712,404
Mid-America Apartment Communities Inc.	435	51,260
Middleby Corp. (The)(a)	194	26,070
Mohawk Industries Inc.(a)	210	26,185
Molson Coors Brewing Co., Class B	729	39,359
Mondelez International Inc., Class A	5,376	287,562
MongoDB Inc.(a)(b)	126	18,046
Monster Beverage Corp.(a)	1,527	98,446
Moody’s Corp.	630	135,034
Morgan Stanley	4,716	210,145
Mosaic Co. (The)	1,470	37,029
Motorola Solutions Inc.	617	102,397
MSCI Inc.	336	76,353
Mylan NV(a)	1,965	41,069
Nasdaq Inc.	411	39,608
National Oilwell Varco Inc.	1,233	29,370
National Retail Properties Inc.	588	30,717
Nektar Therapeutics(a)(b)	714	20,320
NetApp Inc.	934	54,630
Netflix Inc.(a)	1,638	529,058
Newell Brands Inc.	1,848	26,223
Newmont Goldcorp Corp.	3,033	110,765
News Corp., Class A, NVS	1,416	18,635
NextEra Energy Inc.	1,800	372,906
Nielsen Holdings PLC	1,353	31,335
NIKE Inc., Class B	4,662	401,072
NiSource Inc.	1,402	41,625
Noble Energy Inc.	1,878	41,466
Nordstrom Inc.	463	15,330
Norfolk Southern Corp.	1,015	193,987
Northern Trust Corp.	771	75,558
Northrop Grumman Corp.	588	203,195
Norwegian Cruise Line Holdings Ltd.(a)	798	39,453
NRG Energy Inc.	1,134	38,715
Nucor Corp.	1,032	56,120
NVIDIA Corp.	2,173	366,629
NVR Inc.(a)	14	46,818
O’Reilly Automotive Inc.(a)	298	113,466
Occidental Petroleum Corp.	2,755	141,497
OGE Energy Corp.	744	31,955
Okta Inc.(a)	378	49,454
Old Dominion Freight Line Inc.	235	39,240
Omnicom Group Inc.	841	67,465
ON Semiconductor Corp.(a)	1,638	35,233
ONEOK Inc.	1,545	108,274
Oracle Corp.	9,376	527,869
Owens Corning	420	24,360
PACCAR Inc.	1,302	91,322
Packaging Corp. of America	324	32,714
Palo Alto Networks Inc.(a)	358	81,101
Parker-Hannifin Corp.	462	80,887
Parsley Energy Inc., Class A(a)	1,008	16,723
Paychex Inc.	1,220	101,321
Paycom Software Inc.(a)	168	40,446
PayPal Holdings Inc.(a)	4,177	461,141
Pentair PLC	632	24,528
People’s United Financial Inc.	1,302	21,379
PepsiCo Inc.	5,250	671,002

76	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
PerkinElmer Inc.	378	$32,553
Perrigo Co. PLC	492	26,573
Pfizer Inc.	20,749	805,891
Philip Morris International Inc.	5,843	488,533
Phillips 66	1,723	176,711
Pinnacle West Capital Corp.	408	37,218
Pioneer Natural Resources Co.	635	87,655
Plains GP Holdings LP, Class A	527	12,732
PNC Financial Services Group Inc. (The)	1,680	240,072
Polaris Industries Inc.	240	22,721
PPG Industries Inc.	889	104,360
PPL Corp.	2,698	79,942
Principal Financial Group Inc.	1,090	63,264
Procter & Gamble Co. (The)	9,351	1,103,792
Progressive Corp. (The)	2,198	177,994
Prologis Inc.	2,374	191,368
Prudential Financial Inc.	1,527	154,700
PTC Inc.(a)	422	28,603
Public Service Enterprise Group Inc.	1,905	108,871
Public Storage	588	142,743
PulteGroup Inc.	1,015	31,983
PVH Corp.	277	24,631
Qorvo Inc.(a)	477	34,959
QUALCOMM Inc.	4,546	332,585
Quest Diagnostics Inc.	519	52,980
Qurate Retail Inc.(a)	1,686	23,840
Ralph Lauren Corp.	183	19,074
Raymond James Financial Inc.	462	37,270
Raytheon Co.	1,039	189,399
Realty Income Corp.	1,190	82,360
Regency Centers Corp.	603	40,220
Regeneron Pharmaceuticals Inc.(a)	294	89,599
Regions Financial Corp.	3,665	58,383
Reinsurance Group of America Inc.	246	38,356
RenaissanceRe Holdings Ltd.	168	30,433
Republic Services Inc.	840	74,466
ResMed Inc.	544	70,013
Robert Half International Inc.	420	25,372
Rockwell Automation Inc.	462	74,280
Rollins Inc.	610	20,453
Roper Technologies Inc.	378	137,460
Ross Stores Inc.	1,412	149,714
Royal Caribbean Cruises Ltd.	664	77,250
S&P Global Inc.	938	229,763
Sabre Corp.	966	22,711
salesforce.com Inc.(a)	2,829	437,081
SBA Communications Corp.(a)	444	108,962
Schlumberger Ltd.	5,166	206,485
Seagate Technology PLC	924	42,790
Sealed Air Corp.	603	25,199
Seattle Genetics Inc.(a)	462	34,978
SEI Investments Co.	514	30,629
Sempra Energy	1,050	142,202
ServiceNow Inc.(a)(b)	678	188,070
Sherwin-Williams Co. (The)	316	162,121
Signature Bank/New York NY	212	27,022
Simon Property Group Inc.	1,160	188,152
Sirius XM Holdings Inc.	6,174	38,649
Skyworks Solutions Inc.	618	52,703
SL Green Realty Corp.	351	28,459

Security	Shares	Value

United States (continued)
Snap Inc., Class A, NVS(a)	2,520	$42,336
Snap-on Inc.	225	34,337
Southern Co. (The)	3,894	218,843
Southwest Airlines Co.	527	27,156
Spirit AeroSystems Holdings Inc., Class A	392	30,121
Splunk Inc.(a)	544	73,609
Sprint Corp.(a)	3,108	22,782
Square Inc., Class A(a)	1,239	99,628
SS&C Technologies Holdings Inc.	852	40,853
Stanley Black & Decker Inc.	561	82,798
Starbucks Corp.	4,664	441,634
State Street Corp.	1,388	80,629
Steel Dynamics Inc.	897	28,264
Stryker Corp.	1,264	265,162
Sun Communities Inc.	336	44,624
SunTrust Banks Inc.	1,695	112,887
SVB Financial Group(a)	210	48,714
Symantec Corp.	2,340	50,450
Synchrony Financial	2,422	86,901
Synopsys Inc.(a)	570	75,673
Sysco Corp.	1,836	125,895
T-Mobile U.S. Inc.(a)	1,290	102,852
T Rowe Price Group Inc.	729	82,661
Tableau Software Inc., Class A(a)	266	45,095
Take-Two Interactive Software Inc.(a)	431	52,806
Tapestry Inc.	1,051	32,507
Targa Resources Corp.	840	32,684
Target Corp.	1,952	168,653
TD Ameritrade Holding Corp.	1,057	54,013
TE Connectivity Ltd.	1,234	114,022
TechnipFMC PLC	1,688	46,488
Teleflex Inc.	170	57,756
Tesla Inc.(a)(b)	483	116,698
Texas Instruments Inc.	3,486	435,785
Textron Inc.	882	43,483
Thermo Fisher Scientific Inc.	1,512	419,852
Tiffany & Co.	423	39,728
TJX Companies Inc. (The)	4,580	249,885
Torchmark Corp.	421	38,446
Total System Services Inc.	603	81,839
Tractor Supply Co.	477	51,902
TransDigm Group Inc.(a)	177	85,923
TransUnion	672	55,635
Travelers Companies Inc. (The)	975	142,955
Trimble Inc.(a)	966	40,823
TripAdvisor Inc.(a)	436	19,249
Twilio Inc., Class A(a)	420	58,426
Twitter Inc.(a)	2,745	116,141
Tyson Foods Inc., Class A	1,130	89,835
U.S. Bancorp.	5,630	321,755
Uber Technologies Inc.(a)(b)	630	26,548
UDR Inc.	981	45,185
UGI Corp.	687	35,099
Ulta Salon Cosmetics & Fragrance Inc.(a)	212	74,041
Under Armour Inc., Class A(a)(b)	684	15,780
Under Armour Inc., Class C, NVS(a)	689	14,014
Union Pacific Corp.	2,677	481,726
United Airlines Holdings Inc.(a)	282	25,919
United Parcel Service Inc., Class B	2,605	311,219
United Rentals Inc.(a)	282	35,687

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
United Technologies Corp.	3,069	$410,018
UnitedHealth Group Inc.	3,569	888,717
Universal Health Services Inc., Class B	315	47,521
Unum Group	828	26,455
Vail Resorts Inc.	144	35,499
Valero Energy Corp.	1,596	136,059
Varian Medical Systems Inc.(a)	336	39,436
Veeva Systems Inc., Class A(a)	462	76,646
Ventas Inc.	1,361	91,582
VEREIT Inc.	4,062	37,045
VeriSign Inc.(a)	418	88,236
Verisk Analytics Inc.	588	89,211
Verizon Communications Inc.	15,504	856,906
Vertex Pharmaceuticals Inc.(a)	961	160,122
VF Corp.	1,265	110,548
Viacom Inc., Class B, NVS	1,317	39,971
Visa Inc., Class A	6,524	1,161,272
Vistra Energy Corp.	1,176	25,237
VMware Inc., Class A	307	53,568
Vornado Realty Trust	630	40,522
Voya Financial Inc.	546	30,669
Vulcan Materials Co.	504	69,728
WABCO Holdings Inc.(a)	210	27,806
Wabtec Corp.	608	47,229
Walmart Inc.	5,459	602,564
Walgreens Boots Alliance Inc.	3,033	165,268
Walt Disney Co. (The)	6,731	962,600
Waste Management Inc.	1,585	185,445
Waters Corp.(a)	252	53,061
Wayfair Inc., Class A(a)(b)	210	27,544
WEC Energy Group Inc.	1,190	101,697
WellCare Health Plans Inc.(a)	188	54,003
Wells Fargo & Co.	16,211	784,775
Welltower Inc.	1,470	122,186
Western Digital Corp.	1,052	56,692
Western Union Co. (The)	1,734	36,414
Westlake Chemical Corp.	126	8,514
Westrock Co.	953	34,356
Weyerhaeuser Co.	2,825	71,783
Whirlpool Corp.	254	36,952
Williams Companies Inc. (The)	4,478	110,338
Willis Towers Watson PLC	504	98,391
Workday Inc., Class A(a)(b)	556	111,189
WP Carey Inc.	602	52,097
WR Berkley Corp.	519	36,013
WW Grainger Inc.	181	52,676
Wynn Resorts Ltd.	378	49,166
Xcel Energy Inc.	1,932	115,167
Xerox Corp.	826	26,515
Xilinx Inc.	981	112,040
XPO Logistics Inc.(a)	462	31,176
Xylem Inc./NY	714	57,327
Yum! Brands Inc.	1,160	130,523
Zayo Group Holdings Inc.(a)	855	28,839

Security	Shares	Value

United States (continued)
Zebra Technologies Corp., Class A(a)	210	$44,287
Zillow Group Inc., Class C, NVS(a)	487	24,331
Zimmer Biomet Holdings Inc.	714	96,483
Zions Bancorp. N.A.	714	32,180
Zoetis Inc.	1,839	211,283

		97,470,073

Total Common Stocks — 99.3% (Cost: $152,576,207)		142,428,573

Preferred Stocks

Germany — 0.2%
Bayerische Motoren Werke AG, Preference Shares, NVS	225	13,490
Fuchs Petrolub SE, Preference Shares, NVS	240	9,337
Henkel AG & Co. KGaA, Preference Shares, NVS	666	69,140
Porsche Automobil Holding SE, Preference Shares, NVS	588	39,071
Sartorius AG, Preference Shares, NVS	126	26,009
Volkswagen AG, Preference Shares, NVS	690	115,959

		273,006
Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	21,618	11,554

Total Preferred Stocks — 0.2% (Cost: $393,571)		284,560

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(f)(g)(h)	1,400,481	1,401,181
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(f)(g)	364,000	364,000

		1,765,181

Total Short-Term Investments — 1.2% (Cost: $1,764,809)		1,765,181

Total Investments in Securities — 100.7% (Cost: $154,734,587)		144,478,314

Other Assets, Less Liabilities — (0.7)%		(994,994)

Net Assets — 100.0%		$143,483,320

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

78	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Kokusai ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Shares Purchased		Shares Sold		Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,498,645	—		(98,164	)(b)	1,400,481	$1,401,181	$14,572	(c)	$429	$(64)
BlackRock Cash Funds: Treasury, SL Agency Shares	324,184	39,816	(b)	—		364,000	364,000	8,001		—	—
BlackRock Inc.	469	20		(40)		449	209,988	5,962		(4,625)	(14,001)
PNC Financial Services Group Inc. (The)(d)	1,804	82		(206)		1,680	N/A	7,151		(5,312)	18,798

							$1,975,169	$35,686		$(9,508)	$4,733

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	5	09/20/19	$193	$615
S&P 500 E-Mini	3	09/20/19	447	7,690

				$8,305

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$8,305

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$29,752

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,574

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$682,063

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) July 31, 2019	iShares® MSCI Kokusai ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$142,423,693	$—	$4,880	$142,428,573
Preferred Stocks	284,560	—	—	284,560
Money Market Funds	1,765,181	—	—	1,765,181

	$144,473,434	$—	$4,880	$144,478,314

Derivative financial instruments(a)
Assets
Futures Contracts	$8,305	$—	$—	$8,305

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

80	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2019

	iShares MSCI ACWI ETF	iShares MSCI ACWI Low Carbon Target ETF	iShares MSCI All Country Asia ex Japan ETF (Consolidated)	iShares MSCI Europe Financials ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$10,692,388,854	$466,980,737	$4,001,765,590	$1,030,960,747
Affiliated(c)	237,964,218	3,523,977	103,716,926	10,510,841
Cash	221	248,819	593	169
Foreign currency, at value(d)	15,208,798	432,769	12,401,987	850,991
Cash pledged:
Futures contracts	1,854,000	—	1,049,480	—
Foreign currency pledged:
Futures contracts(e)	—	—	527,089	—
Receivables:
Investments sold	6,790,550	258,306	—	—
Securities lending income — Affiliated	98,387	3,538	147,566	1,915
Capital shares sold	—	—	—	408,139
Dividends	13,289,010	535,585	14,194,996	78,871
Tax reclaims	3,787,141	233,309	—	3,206,188
Foreign withholding tax claims	109,766	—	—	84,307

Total assets	10,971,490,945	472,217,040	4,133,804,227	1,046,102,168

LIABILITIES
Collateral on securities loaned, at value	107,715,872	2,898,225	99,217,475	10,114,841
Deferred foreign capital gain tax	—	13,710	1,538,406	—
Payables:
Investments purchased	5,991,202	226,057	—	408,139
Variation margin on futures contracts	313,471	—	289,038	—
Investment advisory fees	2,862,550	79,212	2,365,868	429,923
Professional fees	55,287	—	—	843
Foreign taxes	32,031	719	45,685	—
IRS compliance fee for foreign withholding tax claims	150,607	—	—	—

Total liabilities	117,121,020	3,217,923	103,456,472	10,953,746

NET ASSETS	$10,854,369,925	$468,999,117	$4,030,347,755	$1,035,148,422

NET ASSETS CONSIST OF:
Paid-in capital	$10,024,550,404	$425,549,533	$4,313,723,118	$1,327,974,141
Accumulated earnings (loss)	829,819,521	43,449,584	(283,375,363)	(292,825,719)

NET ASSETS	$10,854,369,925	$468,999,117	$4,030,347,755	$1,035,148,422

Shares outstanding	146,800,000	3,900,000	58,800,000	59,050,000

Net asset value	$73.94	$120.26	$68.54	$17.53

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$101,877,801	$2,795,961	$91,595,773	$9,824,474
(b) Investments, at cost — Unaffiliated	$9,478,654,144	$406,042,454	$3,427,999,052	$1,266,083,750
(c) Investments, at cost — Affiliated	$241,970,208	$3,424,990	$103,672,284	$10,510,841
(d) Foreign currency, at cost	$15,300,818	$434,480	$12,412,734	$871,413
(e) Foreign currency collateral pledged, at cost	$—	$—	$528,263	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	81

Statements of Assets and Liabilities   (continued)

July 31, 2019

	iShares MSCI Europe Small-Cap ETF	iShares MSCI Kokusai ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$139,329,171	$142,503,145
Affiliated(c)	11,457,320	1,975,169
Cash	560	142
Foreign currency, at value(d)	154,618	151,560
Cash pledged:
Futures contracts	—	21,000
Foreign currency pledged:
Futures contracts(e)	—	14,474
Receivables:
Investments sold	5,136	104,069
Securities lending income — Affiliated	30,626	1,271
Variation margin on futures contracts	—	153
Dividends	147,555	121,569
Tax reclaims	246,463	118,621

Total assets	151,371,449	145,011,173

LIABILITIES
Collateral on securities loaned, at value	11,400,099	1,400,675
Payables:
Investments purchased	—	91,361
Variation margin on futures contracts	—	4,499
Capital shares redeemed	5,136	—
Investment advisory fees	48,494	30,697
Professional fees	—	621

Total liabilities	11,453,729	1,527,853

NET ASSETS	$139,917,720	$143,483,320

NET ASSETS CONSIST OF:
Paid-in capital	$173,720,934	$168,235,019
Accumulated loss	(33,803,214)	(24,751,699)

NET ASSETS	$139,917,720	$143,483,320

Shares outstanding	. 2,850,000	2,100,000

Net asset value	$49.09	$68.33

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$10,512,191	$1,341,592
(b) Investments, at cost — Unaffiliated	$168,121,838	$152,704,751
(c) Investments, at cost — Affiliated	$11,452,302	$2,029,836
(d) Foreign currency, at cost	$155,279	$152,840
(e) Foreign currency collateral pledged, at cost	$—	$14,558

See notes to financial statements.

82	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended July 31, 2019

	iShares MSCI ACWI ETF	iShares MSCI ACWI Low Carbon Target ETF	iShares MSCI All Country Asia ex Japan ETF (Consolidated)	iShares MSCI Europe Financials ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$263,614,010	$12,013,809	$111,862,887	$40,962,496
Dividends — Affiliated	2,878,582	50,072	121,129	10,719
Interest — Unaffiliated	—	—	9,479	—
Securities lending income — Affiliated — net	1,132,214	51,043	2,479,619	67,023
Other income — Unaffiliated	9,927	—	—	—
Foreign taxes withheld	(14,208,811)	(671,680)	(10,704,208)	(3,312,233)
Other foreign taxes	(106,178)	(3,314)	(187,535)	—

Total investment income	253,319,744	11,439,930	103,581,371	37,728,005

EXPENSES
Investment advisory fees	31,213,881	938,025	28,132,725	4,411,952
Commitment fees	—	159	30,890	—
Professional fees	734	—	—	881
Mauritius income taxes	—	—	179,617	—
Interest expense	—	—	1,909	—

Total expenses	31,214,615	938,184	28,345,141	4,412,833

Less:
Investment advisory fees waived	(635,855)	—	—	—

Total expenses after fees waived	30,578,760	938,184	28,345,141	4,412,833

Net investment income	222,740,984	10,501,746	75,236,230	33,315,172

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(168,469,847)	(6,896,620)	(113,373,959)	(28,977,497)
Investments — Affiliated	(848,435)	(12,916)	47,460	494
In-kind redemptions — Unaffiliated	564,615,359	24,958,169	116,896,756	(139,762,879)
In-kind redemptions — Affiliated	2,127,420	69,634	—	—
Futures contracts	660,746	—	1,799,605	—
Foreign currency transactions	(1,205,076)	(30,316)	(304,512)	(37,323)

Net realized gain (loss)	396,880,167	18,087,951	5,065,350	(168,777,205)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	(106,485,126)	(23,424,823)	(210,692,798)	(75,469,051)
Investments — Affiliated	(11,676,378)	(325,502)	(426)	—
Futures contracts	(88,345)	—	(1,199,257)	—
Foreign currency translations	55,553	(1,037)	(31,623)	(62,377)

Net change in unrealized appreciation (depreciation)	(118,194,296)	(23,751,362)	(211,924,104)	(75,531,428)

Net realized and unrealized gain (loss)	278,685,871	(5,663,411)	(206,858,754)	(244,308,633)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$501,426,855	$4,838,335	$(131,622,524)	$(210,993,461)

(a) Net of foreign capital gain tax of	$3,856	$17,708	$55,541	$—
(b) Net of deferred foreign capital gain tax of	$—	$13,710	$(3,275,072)	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	83

Statements of Operations  (continued)

Year Ended July 31, 2019

	iShares MSCI Europe Small-Cap ETF	iShares MSCI Kokusai ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$6,961,398	$3,664,362
Dividends — Affiliated	2,865	21,114
Interest — Unaffiliated	—	388
Securities lending income — Affiliated — net	463,462	14,572
Other income — Unaffiliated	—	1,807
Foreign taxes withheld	(580,788)	(241,508)

Total investment income	6,846,937	3,460,735

EXPENSES
Investment advisory fees	818,550	356,868
Professional fees	195	—

Total expenses	818,745	356,868

Net investment income	6,028,192	3,103,867

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(3,927,915)	(1,466,921)
Investments — Affiliated	513	(525)
In-kind redemptions — Unaffiliated	17,228,869	(500,560)
In-kind redemptions — Affiliated	—	(8,983)
Futures contracts	—	29,752
Foreign currency transactions	(61,123)	(8,345)

Net realized gain (loss)	13,240,344	(1,955,582)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(49,603,057)	4,327,669
Investments — Affiliated	513	4,733
Futures contracts	—	1,574
Foreign currency translations	(4,567)	(3,992)

Net change in unrealized appreciation (depreciation)	(49,607,111)	4,329,984

Net realized and unrealized gain (loss)	(36,366,767)	2,374,402

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(30,338,575)	$5,478,269

See notes to financial statements.

84	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI ACWI ETF		iShares MSCI ACWI Low Carbon Target ETF

	Year Ended	Year Ended	Year Ended	Year Ended
	07/31/19	07/31/18	07/31/19	07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$222,740,984	$175,301,200	$10,501,746	$10,898,407
Net realized gain	396,880,167	257,008,176	18,087,951	7,615,633
Net change in unrealized appreciation (depreciation)	(118,194,296)	463,230,204	(23,751,362)	28,431,158

Net increase in net assets resulting from operations	501,426,855	895,539,580	4,838,335	46,945,198

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(229,411,770)	(178,275,524)	(11,305,924)	(11,209,069)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,755,869,635	842,645,072	(58,557,538)	63,472,864

NET ASSETS(b)
Total increase (decrease) in net assets	2,027,884,720	1,559,909,128	(65,025,127)	99,208,993
Beginning of year	8,826,485,205	7,266,576,077	534,024,244	434,815,251

End of year	$10,854,369,925	$8,826,485,205	$468,999,117	$534,024,244

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 14 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	85

Statements of Changes in Net Assets  (continued)

	iShares MSCI All Country Asia ex Japan ETF (Consolidated)		iShares MSCI Europe Financials ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$75,236,230	$85,512,916	$33,315,172	$76,451,010
Net realized gain (loss)	5,065,350	38,614,354	(168,777,205)	86,502,962
Net change in unrealized appreciation (depreciation)	(211,924,104)	56,030,101	(75,531,428)	(283,439,256)

Net increase (decrease) in net assets resulting from operations	(131,622,524)	180,157,371	(210,993,461)	(120,485,284)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(81,681,537)	(102,361,121)	(36,740,874)	(78,010,864)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(82,735,665)	88,796,026	(522,568,469)	392,553,537

NET ASSETS(b)
Total increase (decrease) in net assets	(296,039,726)	166,592,276	(770,302,804)	194,057,389
Beginning of year	4,326,387,481	4,159,795,205	1,805,451,226	1,611,393,837

End of year	$4,030,347,755	$4,326,387,481	$1,035,148,422	$1,805,451,226

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 14 for this prior year information.

See notes to financial statements.

86	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI Europe Small-Cap ETF		iShares MSCI Kokusai ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,028,192	$5,830,061	$3,103,867	$4,030,816
Net realized gain (loss)	13,240,344	5,028,875	(1,955,582)	18,149,708
Net change in unrealized appreciation (depreciation)	(49,607,111)	3,322,463	4,329,984	(9,183,788)

Net increase (decrease) in net assets resulting from operations	(30,338,575)	14,181,399	5,478,269	12,996,736

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(6,755,832)	(6,093,942)	(3,283,829)	(4,096,497)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(89,358,771)	96,637,422	(5,892,020)	(191,657,634)

NET ASSETS(b)
Total increase (decrease) in net assets	(126,453,178)	104,724,879	(3,697,580)	(182,757,395)
Beginning of year	266,370,898	161,646,019	147,180,900	329,938,295

End of year	$ 139,917,720	$266,370,898	$143,483,320	$147,180,900

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 14 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	87

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI ACWI ETF
	Year Ended 07/31/19		Year Ended 07/31/18		Year Ended 07/31/17		Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$73.31		$67.16		$58.43		$60.04	$59.53

Net investment income(a)	1.60		1.50		1.36	(b)	1.25	1.25
Net realized and unrealized gain (loss)(c)	0.58		6.12		8.66		(1.40)	0.47

Net increase (decrease) from investment operations	2.18		7.62		10.02		(0.15)	1.72

Distributions(d)
From net investment income	(1.55)		(1.47)		(1.29)		(1.46)	(1.21)

Total distributions	(1.55)		(1.47)		(1.29)		(1.46)	(1.21)

Net asset value, end of year	$73.94		$73.31		$67.16		$58.43	$60.04

Total Return
Based on net asset value	3.14%		11.40%		17.31	%(b)	(0.13)%	2.91%

Ratios to Average Net Assets
Total expenses	0.32	%(e)	0.31	%(e)	0.32%		0.33%	0.33%

Total expenses after fees waived	0.31	%(e)	0.31	%(e)	0.32%		0.33%	0.33%

Total expenses excluding professional fees for foreign withholding tax claims	0.32%		N/A		0.32%		N/A	N/A

Net investment income	2.25%		2.10%		2.21	%(b)	2.23%	2.09%

Supplemental Data
Net assets, end of year (000)	$10,854,370		$8,826,485		$7,266,576		$5,527,311	$6,520,074

Portfolio turnover rate(f)	11	%(g)	4	%(g)	4%		5%	6%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:

• Net investment income per share by $0.01.

• Total return by 0.02%.

• Ratio of net investment income to average net assets by 0.01%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

88	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI ACWI Low Carbon Target ETF
					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	12/08/14	(a)
	07/31/19	07/31/18	07/31/17	07/31/16	to 07/31/15

Net asset value, beginning of period	$118.67	$110.08	$95.80	$98.40	$96.01

Net investment income(b)	2.58	2.51	2.33	2.22	1.48
Net realized and unrealized gain (loss)(c)	1.70	8.63	14.05	(2.64)	1.85

Net increase (decrease) from investment operations	4.28	11.14	16.38	(0.42)	3.33

Distributions(d)
From net investment income	(2.69)	(2.55)	(2.10)	(2.18)		(0.94)

Total distributions	(2.69)	(2.55)	(2.10)	(2.18)		(0.94)

Net asset value, end of period	$120.26	$118.67	$110.08	$95.80	$98.40

Total Return
Based on net asset value	3.82%	10.17%	17.28%	(0.31)%	3.46	%(e)

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.33%	0.33	%(f)

Total expenses after fees waived	0.20%	0.20%	0.20%	0.20%	0.20	%(f)

Net investment income	2.24%	2.16%	2.29%	2.42%	2.35	%(f)

Supplemental Data
Net assets, end of period (000)	$468,999	$534,024	$434,815	$239,489	$221,397

Portfolio turnover rate(g)	14%	18%	12%	16%	4	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	89

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI All Country Asia ex Japan ETF (Consolidated)
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$72.59	$70.99	$57.05	$59.46	$65.13

Net investment income(a)	1.24	1.39	1.21	1.03	1.24
Net realized and unrealized gain (loss)(b)	(3.95)	1.85	13.65	(2.21)	(5.92)

Net increase (decrease) from investment operations	(2.71)	3.24	14.86	(1.18)	(4.68)

Distributions(c)
From net investment income	(1.34)	(1.64)	(0.92)	(1.23)	(0.99)

Total distributions	(1.34)	(1.64)	(0.92)	(1.23)	(0.99)

Net asset value, end of year	$68.54	$72.59	$70.99	$57.05	$59.46

Total Return
Based on net asset value	(3.61)%	4.52%	26.41%	(1.83)%	(7.22)%

Ratios to Average Net Assets
Total expenses	0.68%	0.67%	0.70%	0.72%	0.69%

Net investment income	1.82%	1.84%	1.97%	1.92%	1.95%

Supplemental Data
Net assets, end of year (000)	$4,030,348	$4,326,387	$4,159,795	$2,350,417	$3,668,677

Portfolio turnover rate(d)	17%	13%	12%	17%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

90	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Europe Financials ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17		Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$21.18	$23.15	$16.32		$23.63	$24.15

Net investment income(a)	0.68	0.86	0.87		0.64	0.69
Net realized and unrealized gain (loss)(b)	(3.35)	(1.85)	6.61		(7.12)	(0.47)

Net increase (decrease) from investment operations	(2.67)	(0.99)	7.48		(6.48)	0.22

Distributions(c)
From net investment income	(0.98)	(0.98)	(0.65)		(0.83)	(0.74)

Total distributions	(0.98)	(0.98)	(0.65)		(0.83)	(0.74)

Net asset value, end of year	$17.53	$21.18	$23.15		$16.32	$23.63

Total Return
Based on net asset value	(12.53)%	(4.18)%	46.28%		(27.77)%	0.98%

Ratios to Average Net Assets
Total expenses	0.48%	0.48%	0.48%		0.48%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	0.48%	N/A	0.48%		N/A	N/A

Net investment income	3.62%	3.72%	4.30	%(d)	3.30%	3.00%

Supplemental Data
Net assets, end of year (000)	$1,035,148	$1,805,451	$1,611,394		$447,062	$445,397

Portfolio turnover rate(e)	5%	3%	9%		4%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:

•Ratio of net investment income to average net assets by 0.01%.

(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	91

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Europe Small-Cap ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	07/31/19	07/31/18	07/31/17	07/31/16	07/31/15

Net asset value, beginning of year	$57.28	$53.88	$44.03	$47.18	$45.46

Net investment income(a)	1.51	1.52	1.22	1.19	1.01
Net realized and unrealized gain (loss)(b)	(7.50)	3.38	9.56	(3.13)	1.79

Net increase (decrease) from investment operations	(5.99)	4.90	10.78	(1.94)	2.80

Distributions(c)
From net investment income	(2.20)	(1.50)	(0.93)	(1.21)	(1.08)

Total distributions	(2.20)	(1.50)	(0.93)	(1.21)	(1.08)

Net asset value, end of year	$49.09	$57.28	$53.88	$44.03	$47.18

Total Return
Based on net asset value	(10.32)%	9.15%	24.74%	(4.14)%	6.34%

Ratios to Average Net Assets
Total expenses	0.40%	0.40%	0.40%	0.40%	0.41%

Total expenses excluding professional fees for foreign withholding tax claims	0.40%	N/A	N/A	N/A	N/A

Net investment income	2.95%	2.65%	2.56%	2.69%	2.28%

Supplemental Data
Net assets, end of year (000)	$139,918	$266,371	$161,646	$59,445	$51,897

Portfolio turnover rate(d)	17%	15%	16%	20%	65%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

92	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Kokusai ETF
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	07/31/19	07/31/18	07/31/17		07/31/16	07/31/15

Net asset value, beginning of year	$66.90	$61.10	$53.85		$55.33	$54.13

Net investment income(a)	1.42	1.40	1.36	(b)	1.22	1.21
Net realized and unrealized gain (loss)(c)	1.51	6.10	7.49		(1.24)	1.36

Net increase (decrease) from investment operations	2.93	7.50	8.85		(0.02)	2.57

Distributions(d)
From net investment income	(1.50)	(1.70)	(1.60)		(1.46)	(1.37)

Total distributions	(1.50)	(1.70)	(1.60)		(1.46)	(1.37)

Net asset value, end of year	$68.33	$66.90	$61.10		$53.85	$55.33

Total Return
Based on net asset value	4.59%	12.38%	16.62	%(b)	0.11%	4.80%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%		0.25%	0.25%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	N/A	0.25%		N/A	N/A

Net investment income	2.17%	2.16%	2.40	%(b)	2.36%	2.20%

Supplemental Data
Net assets, end of year (000)	$143,483	$147,181	$329,938		$280,040	$354,114

Portfolio turnover rate(e)	4%	6%	7%		5%	5%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:

• Net investment income per share by $0.02.

• Total return by 0.02%.

• Ratio of net investment income to average net assets by 0.03%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	93

Notes to Financial Statements

1.    ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI ACWI	Diversified
MSCI ACWI Low Carbon Target	Diversified
MSCI All Country Asia ex Japan	Diversified
MSCI Europe Financials	Diversified
MSCI Europe Small-Cap	Diversified
MSCI Kokusai	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for the iShares MSCI All Country Asia ex Japan ETF includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. Intercompany accounts and transactions, if any, have been eliminated.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2019, if any, are disclosed in the statement of assets and liabilities.

The iShares MSCI All Country Asia ex Japan ETF conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities and the same covers the period of any exits.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, the Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the FSC, the Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against the Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by the

94	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Subsidiary and are disclosed in its consolidated statement of operations. Any dividends paid by the Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Notes to Financial Statements  (continued)

4.    SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of July 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI ACWI
Barclays Bank PLC	$348,975	$348,975		$—	$—
BNP Paribas Prime Brokerage International Ltd.	7,343,615	7,343,615		—	—
BofA Securities, Inc.	2,552,611	2,552,611		—	—
Citigroup Global Markets Inc.	3,250,134	3,250,134		—	—
Credit Suisse Securities (USA) LLC	716,869	716,869		—	—
Deutsche Bank Securities Inc.	34,632	34,632		—	—
Goldman Sachs & Co.	15,113,973	15,113,973		—	—
HSBC Bank PLC	4,905,189	4,905,189		—	—
Jefferies LLC	1,549,360	1,549,360		—	—
JPMorgan Securities LLC	23,481,040	23,481,040		—	—
Macquarie Bank Limited	23,898	23,898		—	—
Morgan Stanley & Co. International PLC	693,387	693,387		—	—
Morgan Stanley & Co. LLC	9,319,957	9,319,957		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	13,295,587	13,295,587		—	—
Nomura Securities International Inc.	122,559	122,559		—	—
Scotia Capital (USA) Inc.	4,672,061	4,672,061		—	—
SG Americas Securities LLC	24,576	24,576		—	—
State Street Bank & Trust Company	906,845	906,845		—	—
UBS AG	3,388,351	3,388,351		—	—
UBS Securities LLC	726,543	726,543		—	—
Wells Fargo Securities LLC	9,407,639	9,407,639		—	—

	$101,877,801	$101,877,801		$—	$—

96	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI ACWI Low Carbon Target
Barclays Bank PLC	$16,472	$16,472		$—	$—
BofA Securities, Inc.	413,142	413,142		—	—
Citigroup Global Markets Inc.	202,056	202,056		—	—
Credit Suisse AG Dublin Branch	8,997	8,997		—	—
Credit Suisse Securities (USA) LLC	184,654	184,654		—	—
Goldman Sachs & Co.	325,994	325,994		—	—
HSBC Bank PLC	140,997	140,997		—	—
JPMorgan Securities LLC	651,065	651,065		—	—
Morgan Stanley & Co. International PLC	21,473	21,473		—	—
State Street Bank & Trust Company	201,321	201,321		—	—
UBS AG	4,350	4,350		—	—
Wells Fargo Bank, National Association	625,440	625,440		—	—

	$2,795,961	$2,795,961		$—	$—

MSCI All Country Asia ex Japan
Barclays Capital Inc.	$1,785	$1,785		$—	$—
BofA Securities, Inc.	2,733,244	2,733,244		—	—
Citigroup Global Markets Inc.	10,880,731	10,880,731		—	—
Credit Suisse Securities (USA) LLC	5,835,488	5,835,488		—	—
Deutsche Bank Securities Inc.	23,363	23,363		—	—
Goldman Sachs & Co.	11,944,903	11,944,903		—	—
HSBC Bank PLC	1,463,080	1,463,080		—	—
JPMorgan Securities LLC	17,563,820	17,563,820		—	—
Macquarie Bank Limited	681,247	681,247		—	—
Morgan Stanley & Co. International PLC	1,845,571	1,845,571		—	—
Morgan Stanley & Co. LLC	34,210,662	34,210,662		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,587,611	2,587,611		—	—
Scotia Capital (USA) Inc.	1,303,819	1,303,819		—	—
SG Americas Securities LLC	179,263	179,263		—	—
State Street Bank & Trust Company	341,186	341,186		—	—

	$91,595,773	$91,595,773		$—	$—

MSCI Europe Financials
Morgan Stanley & Co. LLC	$9,824,474	$9,824,474		$—	$—

MSCI Europe Small-Cap
Barclays Capital Inc.	$52,140	$52,140		$—	$—
BofA Securities, Inc.	1,378,686	1,378,686		—	—
Citigroup Global Markets Inc.	937,547	937,547		—	—
Credit Suisse AG Dublin Branch	1,330,791	1,330,791		—	—
Credit Suisse Securities (USA) LLC	68,430	68,430		—	—
Deutsche Bank Securities Inc.	198,764	198,764		—	—
Goldman Sachs & Co.	4,066,232	4,066,232		—	—
HSBC Bank PLC	88,804	88,804		—	—
Jefferies LLC	70,582	70,582		—	—
JPMorgan Securities LLC	473,498	473,498		—	—
Morgan Stanley & Co. LLC	1,189,455	1,189,455		—	—
Natixis Securities Americas LLC	54,667	49,221		—	(5,446	)(b)
Nomura Securities International Inc.	76,685	76,685		—	—
Scotia Capital (USA) Inc.	73,987	73,987		—	—
State Street Bank & Trust Company	2,729	2,729		—	—
UBS AG	449,194	449,194		—	—

	$10,512,191	$10,506,745		$—	$(5,446)

N O T E S T O F I N A N C I A L S T A T E M E N T S	97

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI Kokusai
Barclays Capital Inc.	$8,804	$8,804		$—	$—
BNP Paribas Prime Brokerage International Ltd.	299,259	299,259		—	—
BofA Securities, Inc.	58,645	58,645		—	—
Citigroup Global Markets Inc.	137,319	137,319		—	—
Credit Suisse AG Dublin Branch	10,597	10,597		—	—
Goldman Sachs & Co.	160,160	160,160		—	—
HSBC Bank PLC	13,604	13,604		—	—
Jefferies LLC	23,167	23,167		—	—
JPMorgan Securities LLC	322,690	322,690		—	—
Macquarie Bank Limited	32,468	32,468		—	—
Morgan Stanley & Co. LLC	118,929	118,929		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	16,549	16,549		—	—
Nomura Securities International Inc.	52,281	52,281		—	—
State Street Bank & Trust Company	39,292	39,292		—	—
UBS Securities LLC	10,450	10,450		—	—
Wells Fargo Securities LLC	37,378	37,378		—	—

	$1,341,592	$1,341,592		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.    DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

98	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For its investment advisory services to the iShares MSCI ACWI ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $30 billion	0.350%
Over $30 billion, up to and including $ 60 billion	0.320
Over $60 billion, up to and including $ 90 billion	0.280
Over $90 billion, up to and including $ 120 billion	0.252
Over $120 billion, up to and including $150 billion	0.227
Over $150 billion	0.204

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI ACWI Low Carbon Target	0.20%
MSCI Europe Financials	0.48
MSCI Europe Small-Cap	0.40
MSCI Kokusai	0.25

For its investment advisory services to the iShares MSCI All Country Asia ex Japan ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $14 billion	0.75%
Over $14 billion, up to and including $ 28 billion	0.68
Over $28 billion, up to and including $ 42 billion	0.61
Over $42 billion, up to and including $ 56 billion	0.54
Over $56 billion, up to and including $ 70 billion	0.47
Over $70 billion, up to and including $ 84 billion	0.41
Over $84 billion	0.35

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses.

For the iShares MSCI ACWI and iShares MSCI All Country Asia ex Japan ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through November 30, 2021 in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	99

Notes to Financial Statements  (continued)

Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended July 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI ACWI	$279,694
MSCI ACWI Low Carbon Target	12,261
MSCI All Country Asia ex Japan	588,213
MSCI Europe Financials	15,539
MSCI Europe Small-Cap	98,377
MSCI Kokusai	3,489

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI ACWI	$50,669,466	$77,715,080
MSCI All Country Asia ex Japan	5,015,755	14,825,750
MSCI Europe Financials	2,204,147	4,102,727
MSCI Europe Small-Cap	5,885,868	12,573,069
MSCI Kokusai	939,103	708,407

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.    PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI ACWI	$1,305,805,961	$1,037,512,070
MSCI ACWI Low Carbon Target	67,579,817	69,432,797
MSCI All Country Asia ex Japan	831,328,645	692,035,268
MSCI Europe Financials	43,453,795	57,713,862
MSCI Europe Small-Cap	36,590,375	33,787,698
MSCI Kokusai	6,701,236	6,347,366

For the year ended July 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI ACWI	$3,447,038,007	$1,934,443,347
MSCI ACWI Low Carbon Target	64,236,310	119,164,070
MSCI All Country Asia ex Japan	267,160,584	490,786,127
MSCI Europe Financials	497,328,121	1,007,402,518
MSCI Europe Small-Cap	117,934,022	209,971,431
MSCI Kokusai	6,490,403	12,195,091

100	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

8.    INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2019, the following permanent differences attributable to the expiration of capital loss carryforwards and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI ACWI	$546,878,150	$(546,878,150)
MSCI ACWI Low Carbon Target	24,251,053	(24,251,053)
MSCI All Country Asia ex Japan	107,003,896	(107,003,896)
MSCI Europe Financials	(147,746,934)	147,746,934
MSCI Europe Small-Cap	12,758,340	(12,758,340)
MSCI Kokusai	(1,235,914)	1,235,914

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/19	Year Ended 07/31/18
MSCI ACWI
Ordinary income	$229,411,770	$178,275,524

MSCI ACWI Low Carbon Target
Ordinary income	$11,305,924	$11,209,069

MSCI All Country Asia ex Japan
Ordinary income	$81,681,537	$102,361,121

MSCI Europe Financials
Ordinary income	$36,740,874	$78,010,864

MSCI Europe Small-Cap
Ordinary income	$6,755,832	$6,093,942

MSCI Kokusai
Ordinary income	$3,283,829	$4,096,497

As of July 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
MSCI ACWI	$37,529,331	$(319,905,073)	$1,112,195,263	$829,819,521
MSCI ACWI Low Carbon Target	1,352,297	(16,818,102)	58,915,389	43,449,584
MSCI All Country Asia ex Japan	25,175,353	(767,205,070)	458,654,354	(283,375,363)
MSCI Europe Financials	216,283	(40,844,900)	(252,197,102)	(292,825,719)
MSCI Europe Small-Cap	573,139	(3,518,298)	(30,858,055)	(33,803,214)
MSCI Kokusai	236,061	(14,441,426)	(10,546,334)	(24,751,699)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions and foreign withholding tax reclaims.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	101

Notes to Financial Statements  (continued)

As of July 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI ACWI	$ 9,817,880,395	$ 1,874,429,323	$ (761,956,646)	$ 1,112,472,677
MSCI ACWI Low Carbon Target	411,570,110	85,444,126	(26,509,522)	58,934,604
MSCI All Country Asia ex Japan	3,645,050,623	799,666,131	(339,415,945)	460,250,186
MSCI Europe Financials	1,293,712,603	10,595,556	(262,836,571)	(252,241,015)
MSCI Europe Small-Cap	181,637,458	5,335,011	(36,185,978)	(30,850,967)
MSCI Kokusai	155,022,851	14,487,602	(25,032,139)	(10,544,537)

9.    LINE OF CREDIT

The iShares MSCI ACWI, iShares MSCI ACWI Low Carbon Target and iShares MSCI All Country Asia ex Japan ETFs, along with certain other iShares funds, are parties to a $300 million credit agreement with State Street Bank and Trust Company, which expires on October 23, 2019. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

The iShares MSCI ACWI and iShares MSCI ACWI Low Carbon Target ETFs did not borrow under the credit agreement during the year ended July 31, 2019.

For the year ended July 31, 2019, the maximum amount borrowed, the average borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
MSCI All Country Asia ex Japan	$3,335,715	$ 54,834	2.86%

10.    PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of

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Notes to Financial Statements  (continued)

financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

11.    CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/19		Year Ended 07/31/18
iShares ETF	Shares	Amount	Shares	Amount

MSCI ACWI
Shares sold	57,600,000	$3,871,369,985	22,800,000	$1,608,182,693
Shares redeemed	(31,200,000)	(2,115,500,350)	(10,600,000)	(765,537,621)

Net increase	26,400,000	$1,755,869,635	12,200,000	$842,645,072

MSCI ACWI Low Carbon Target
Shares sold	600,000	$70,237,829	850,000	$99,221,656
Shares redeemed	(1,200,000)	(128,795,367)	(300,000)	(35,748,792)

Net increase(decrease)	(600,000)	$(58,557,538)	550,000	$63,472,864

MSCI All Country Asia ex Japan
Shares sold	12,400,000	$815,734,699	8,400,000	$655,855,613
Shares redeemed	(13,200,000)	(898,470,364)	(7,400,000)	(567,059,587)

Net increase(decrease)	(800,000)	$(82,735,665)	1,000,000	$88,796,026

MSCI Europe Financials
Shares sold	27,700,000	$502,932,261	76,500,000	$1,744,217,084
Shares redeemed	(53,900,000)	(1,025,500,730)	(60,850,000)	(1,351,663,547)

Net increase(decrease)	(26,200,000)	$(522,568,469)	15,650,000	$392,553,537

MSCI Europe Small-Cap
Shares sold	2,500,000	$125,216,030	1,900,000	$110,934,800
Shares redeemed	(4,300,000)	(214,574,801)	(250,000)	(14,297,378)

Net increase(decrease)	(1,800,000)	$(89,358,771)	1,650,000	$96,637,422

MSCI Kokusai
Shares sold	100,000	$6,704,524	2,500,000	$170,777,325
Shares redeemed	(200,000)	(12,596,544)	(5,700,000)	(362,434,959)

Net decrease	(100,000)	$(5,892,020)	(3,200,000)	$(191,657,634)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also

N O T E S T O F I N A N C I A L S T A T E M E N T S	103

Notes to Financial Statements  (continued)

pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.    FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI ACWI and iShares MSCI Europe Financials ETFs have filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Funds have recorded receivables for all recoverable taxes withheld by Finland based upon recent favorable determinations made by the Finnish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Funds. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon statutes of limitation on taxes. The Funds continue to evaluate developments in Finland for potential impact to the receivables and payables recorded. Finnish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities.

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the iShares MSCI ACWI and iShares MSCI Europe Financials ETFs Fund is able to pass through to its shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

The iShares MSCI ACWI ETF, under the approval of the Board, is seeking a closing agreement with the IRS to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund (on behalf of its shareholders) paying a compliance fee to the IRS representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed as a payable for “IRS compliance fee for foreign withholding tax claims” in the statement of assets and liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.    LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

14.    REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
MSCI ACWI	$178,275,524
MSCI ACWI Low Carbon Target	11,209,069
MSCI All Country Asia ex Japan	102,361,121
MSCI Europe Financials	78,010,864
MSCI Europe Small-Cap	6,093,942
MSCI Kokusai	4,096,497

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Notes to Financial Statements  (continued)

Undistributed net investment income as of July 31, 2018 are as follows:

iShares ETF	Undistributed net investment income
MSCI ACWI	$8,441,001
MSCI ACWI Low Carbon Target	698,808
MSCI All Country Asia ex Japan	21,833,853
MSCI Europe Financials	3,013,731
MSCI Europe Small-Cap	24,006
MSCI Kokusai	204,753

15.    SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	105

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares MSCI ACWI ETF, iShares MSCI ACWI Low Carbon Target ETF,

iShares MSCI All Country Asia ex Japan ETF, iShares MSCI Europe Financials ETF,

iShares MSCI Europe Small-Cap ETF and iShares MSCI Kokusai ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI ACWI ETF, iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI All Country Asia ex Japan ETF, iShares MSCI Europe Financials ETF, iShares MSCI Europe Small-Cap ETF and iShares MSCI Kokusai ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2019, the related statements of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended July 31, 2019 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
MSCI ACWI	39.47%
MSCI ACWI Low Carbon Target	40.12%
MSCI Kokusai	52.68%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2019:

iShares ETF	Qualified Dividend Income
MSCI ACWI	$237,012,769
MSCI ACWI Low Carbon Target	10,665,265
MSCI All Country Asia ex Japan	53,600,834
MSCI Europe Financials	38,969,203
MSCI Europe Small-Cap	6,367,333
MSCI Kokusai	3,477,369

For the fiscal year ended July 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI All Country Asia ex Japan	$108,982,045	$8,325,262
MSCI Europe Financials	40,970,742	2,972,755
MSCI Europe Small-Cap	6,924,240	488,630

I M P O R T A N T T A X I N F O R M A T I O N ( U N A U D I T E D )	107

Board Review and Approval of Investment Advisory Contract

iShares Trust

iShares MSCI ACWI ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	109

Board Review and Approval of Investment Advisory Contract  (continued)

iShares MSCI ACWI Low Carbon Target ETF and iShares MSCI Kokusai ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

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funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI All Country Asia ex Japan ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and

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shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary

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revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Europe Financials ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees

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(the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Europe Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and

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Board Review and Approval of Investment Advisory Contract  (continued)

quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale

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Board Review and Approval of Investment Advisory Contract  (continued)

are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	117

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI ACWI(a)	$1.475984	$—	$0.072795	$1.548779	95%	—%	5%	100%
MSCI ACWI Low Carbon Target(a)	2.611392	—	0.076341	2.687733	97	—	3	100
MSCI All Country Asia ex Japan(a)	1.273170	—	0.065495	1.338665	95	—	5	100
MSCI Europe Financials	0.980465	—	—	0.980465	100	—	—	100
MSCI Kokusai(a)	1.442015	—	0.061376	1.503391	96	—	4	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI ACWI ETF
Period Covered: January 01, 2014 through June 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.07%
Greater than 0.5% and Less than 1.0%	15	1.09
Greater than 0.0% and Less than 0.5%	781	56.51
At NAV	46	3.33
Less than 0.0% and Greater than –0.5%	511	36.98
Less than –0.5% and Greater than –1.0%	27	1.95
Less than –1.0% and Greater than –1.5%	1	0.07

	1,382	100.00%

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Supplemental Information (unaudited) (continued)

iShares MSCI ACWI Low Carbon Target ETF Period Covered: December 09, 2014 through June 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0% and Less than 5.5%	1	0.09%
Greater than 1.5% and Less than 2.0%	1	0.09
Greater than 1.0% and Less than 1.5%	6	0.52
Greater than 0.5% and Less than 1.0%	132	11.52
Greater than 0.0% and Less than 0.5%	753	65.70
At NAV	19	1.66
Less than 0.0% and Greater than –0.5%	227	19.81
Less than –0.5% and Greater than –1.0%	6	0.52
Less than –1.0% and Greater than –1.5%	1	0.09

	1,146	100.00%

iShares MSCI All Country Asia ex Japan ETF
Period Covered: January 01, 2014 through June 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.07%
Greater than 1.5% and Less than 2.0%	21	1.52
Greater than 1.0% and Less than 1.5%	61	4.41
Greater than 0.5% and Less than 1.0%	227	16.43
Greater than 0.0% and Less than 0.5%	428	30.97
At NAV	20	1.45
Less than 0.0% and Greater than –0.5%	340	24.60
Less than –0.5% and Greater than –1.0%	177	12.81
Less than –1.0% and Greater than –1.5%	63	4.56
Less than –1.5% and Greater than –2.0%	24	1.74
Less than –2.0% and Greater than –2.5%	10	0.72
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	1	0.07

	1,382	100.00%

iShares MSCI Europe Financials ETF
Period Covered: January 01, 2014 through June 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	3	0.22%
Greater than 1.5% and Less than 2.0%	8	0.58
Greater than 1.0% and Less than 1.5%	22	1.59
Greater than 0.5% and Less than 1.0%	119	8.61
Greater than 0.0% and Less than 0.5%	645	46.68
At NAV	23	1.66
Less than 0.0% and Greater than –0.5%	447	32.35
Less than –0.5% and Greater than –1.0%	89	6.44
Less than –1.0% and Greater than –1.5%	18	1.30
Less than –1.5% and Greater than –2.0%	5	0.36
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –3.0% and Greater than –3.5%	1	0.07

	1,382	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	119

Supplemental Information (unaudited) (continued)

iShares MSCI Europe Small-Cap ETF
Period Covered: January 01, 2014 through June 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	3	0.22%
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	18	1.30
Greater than 1.0% and Less than 1.5%	67	4.85
Greater than 0.5% and Less than 1.0%	282	20.41
Greater than 0.0% and Less than 0.5%	549	39.73
At NAV	22	1.59
Less than 0.0% and Greater than –0.5%	348	25.18
Less than –0.5% and Greater than –1.0%	66	4.78
Less than –1.0% and Greater than –1.5%	12	0.87
Less than –1.5% and Greater than –2.0%	2	0.14
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	1	0.07

	1,382	100.00%

iShares MSCI Kokusai ETF Period Covered: January 01, 2014 through June 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.07%
Greater than 1.0% and Less than 1.5%	17	1.23
Greater than 0.5% and Less than 1.0%	81	5.86
Greater than 0.0% and Less than 0.5%	680	49.20
At NAV	16	1.16
Less than 0.0% and Greater than –0.5%	550	39.80
Less than –0.5% and Greater than –1.0%	37	2.68

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

The Company has registered the iShares MSCI ACWI ETF, iShares MSCI All Country Asia ex Japan ETF and iShares MSCI Kokusai ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

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Supplemental Information (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI ACWI ETF in respect of the Company’s financial year ending December 31, 2018 was USD 1.13 million. This figure is comprised of fixed remuneration of USD 489.44 thousand and variable remuneration of USD 643.12 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCIACWI ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 157.23 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 20.62 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI All Country Asia ex Japan ETF in respect of the Company’s financial year ending December 31, 2018 was USD 445.93 thousand. This figure is comprised of fixed remuneration of USD 192.71 thousand and variable remuneration of USD 253.22 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI All Country Asia ex Japan ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 61.91 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 8.12 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Kokusai ETF in respect of the Company’s financial year ending December 31, 2018 was USD 14.34 thousand. This figure is comprised of fixed remuneration of USD 6.2 thousand and variable remuneration of USD 8.14 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Kokusai ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 1.99 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.26 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	121

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 360 funds as of July 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park, Martin Small and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park, Mr. Small and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

(a)	Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	123

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

SDR	Swedish Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	125

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

JULY 31, 2019

2019 ANNUAL REPORT

iShares Trust

▶	iShares Adaptive Currency Hedged MSCI EAFE ETF | DEFA | Cboe BZX

▶	iShares Currency Hedged MSCI ACWI ex U.S. ETF | HAWX | NYSE Arca

▶	iShares Currency Hedged MSCI EAFE ETF | HEFA | Cboe BZX

▶	iShares Currency Hedged MSCI EAFE Small-Cap ETF | HSCZ | NYSE Arca

▶	iShares MSCI ACWI ex U.S. ETF | ACWX | NASDAQ

▶	iShares MSCI EAFE ETF | EFA | NYSE Arca

▶	iShares MSCI EAFE Small-Cap ETF | SCZ | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced for the 12 months ended July 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.95% in U.S. dollar terms for the reporting period.

Global stocks declined sharply in the second half of 2018 amid high volatility, before rebounding in 2019 to post modest gains for the reporting period. The initial downturn was prompted by trade tensions, particularly between the U.S. and China, and slowing global economic growth. Markets later recovered from a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending.

The most influential central banks reacted to signs of an economic slowdown by changing their outlook for interest rate policy, which supported markets in the second half of the reporting period. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady in early 2019, and lowered interest rates in July 2019 for the first time in 11 years. The European Central Bank sustained its already negative short-term interest rates, while signaling an interest rate decrease, in the second half of 2019, and the return of its monetary stimulus program. The Bank of Japan also sustained negative short-term interest rates while signaling a possible future decrease, while the Chinese government enacted stimulus measures. Expectations of lower borrowing costs and the corresponding increases in the global money supply drove risk assets to record highs.

The U.S. stock market advanced as unemployment decreased to its lowest level since 1969, despite variable economic growth. Consumer spending was robust, as steady job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level since 2010. A budget deal reached in July 2019 promised to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased and bond issuance by the U.S. Treasury Department reached a record high. Trade tensions between the U.S. and China persisted, as the U.S. implemented tariffs on $200 million of Chinese imports and publicly discussed further tariffs. However, market reaction to the negotiations lessened over time as investors became more optimistic that the Trump administration would minimize the effect of trade policy on markets.

The Eurozone economy grew at a slower pace, as economic growth varied widely by country. Ongoing trade tensions and the resulting slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. Smaller economies, such as Ireland and Malta, grew at a fast pace, while Italy entered a recession before returning to growth in early 2019.

Emerging markets posted relatively flat during the reporting period, albeit with a relatively high amount of volatility. In the first half of the reporting period, emerging market stocks declined sharply, as rising interest rates and a strengthening U.S. dollar led to concerns among investors about foreign-denominated debt. However, a shift to looser monetary policy and desire for yield supported emerging market stocks in 2019, reversing previous declines.

Markets in the Asia-Pacific region were negatively affected by trade tensions between the U.S. and China and a slowdown in the Chinese economy. Countries throughout the Asia-Pacific region supply China with many industrial and consumer goods and services, and corporate earnings in the region were moderated by China’s recent struggles.

M A R K E T O V E R V I E W	3

Fund Summary as of July 31, 2019	iShares® Adaptive Currency Hedged MSCI EAFE ETF

Investment Objective

The iShares Adaptive Currency Hedged MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities in Europe, Australasia, and the Far East while dynamically hedging currency risk for a U.S. dollar based investor, as represented by the MSCI EAFE® Adaptive Hedge to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year		Since Inception	1 Year	Since Inception
Fund NAV	(0.64	)%(a)	7.09%	(0.64)%	27.74%
Fund Market	(0.53)		7.13	(0.53)	27.89
Index	0.02		7.52	0.02	29.54

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/5/16. The first day of secondary market trading was 1/7/16.

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,064.70	$ 0.15		$ 1,000.00	$ 1,024.60	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

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Fund Summary as of July 31, 2019 (continued)	iShares® Adaptive Currency Hedged MSCI EAFE ETF

Portfolio Management Commentary

Developed market stocks outside the U.S. and Canada declined modestly for the reporting period, amid slowing global growth, escalating trade tensions, and lower manufacturing activity. German equities were the largest detractors from the Index’s return in U.S. dollar terms, as economic growth stagnated, recessionary fears grew, and weakening global demand weighed on exports, which comprise nearly half of the country’s economy. The healthcare sector was Germany’s leading detractor, driven by the pharmaceuticals industry, which declined amid uncertainty surrounding litigation. The materials sector also declined, as sharply lower prices and slowing demand from China weighed on the chemicals industry.

Japanese equities were also notable detractors from the Index’s return, limited by weakening exports and lower domestic consumption. In the financials sector, banking stocks struggled as interest rates in Japan, a key component of banks’ profitability, remained near zero and continued to pressure profit margins. Declining global interest rates made lending abroad more challenging, further constraining returns of banks. Within the consumer discretionary sector, concerns surrounding potential U.S. tariffs on Japan’s automobile and automotive parts manufacturers and slowing exports, particularly to China, drove a decline in the automobiles and components industry.

U.K. equities were moderate detractors from the Index’s return, driven largely by the financials and consumer staples sectors. Banks declined as low interest rates continued to weaken interest income and reduce loan margins. Mounting concerns that a no-deal Brexit could threaten business and consumer lending, as well as investment and trading revenue, further pressured the banking industry. Within the consumer staples sector, the food, beverage, and tobacco industry declined as changing consumer behavior constrained returns of tobacco companies.

Swiss equities contributed to the Index’s return in U.S. dollar terms. Investors preferred the market’s relative insulation from trade tensions and its stability amid European uncertainty. In the consumer staples sector, food products companies benefited from rising demand for premium products and strengthening international sales. The healthcare sector also contributed to performance, driven by strong sales of new drugs in the pharmaceuticals industry.

In terms of currency performance during the reporting period, the relatively higher economic growth in the U.S. economy, combined with low interest rates and bond yields internationally, caused the U.S. dollar to strengthen relative to many foreign currencies. The euro, the British pound, and the Australian dollar depreciated by 5%, 7%, and 7%, respectively, against the U.S. dollar. One exception to the trend was the Japanese yen, which tends to benefit in periods of instability: it appreciated by approximately 3% against the U.S. dollar.

The adaptive currency hedging component of the Index employs a hedge ratio that modifies currency exposure based on the difference in interest rates, relative valuation, currency momentum, and currency volatility. Due to the relative strength of the U.S. dollar during the reporting period, greater hedging activity tended to dampen the effect of the decline in foreign currencies. For example, approximately two-thirds of the Index’s exposure to the euro was hedged on average, which limited the negative impact of the euro’s 5% decline against the U.S. dollar.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	18.7%
Industrials	14.7
Consumer Staples	11.9
Health Care	11.3
Consumer Discretionary	11.3
Materials	7.2
Information Technology	6.8
Communication Services	5.5
Energy	5.4
Utilities	3.7
Real Estate	3.5

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Japan	24.0%
United Kingdom	16.3
France	11.2
Switzerland	9.4
Germany	8.7
Australia	7.6
Hong Kong	3.9
Netherlands	3.7
Spain	2.9
Sweden	2.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2019	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Investment Objective

The iShares Currency Hedged MSCI ACWI ex U.S. ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging equities, excluding the U.S., while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI ACWI ex USA 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI ACWI ex U.S. ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	1.75%	5.51%	1.75%	24.55%
Fund Market	1.75	5.52	1.75	24.56
Index	1.84	5.54	1.84	24.67

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,070.60	$ 0.15		$ 1,000.00	$ 1,024.60	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

6	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Portfolio Management Commentary

International stocks declined for the reporting period, hindered by signs of weakening global economic growth and trade tensions between the U.S. and China. Germany was the largest detractor from the Index’s return in U.S. dollar terms, as economic growth stalled and manufacturing reached a seven-year low. Among sectors in Germany, healthcare stocks posted weak performance, due in part to concerns around litigation in the pharmaceuticals industry. In the materials sector, chemicals companies declined amid trade tensions, as industrial production slowed due to reduced demand from the automotive industry, notably in China.

Japanese equities also weighed on the Index’s return, driven lower by a significant decline in exports and a more pessimistic outlook for global economic growth. Banking stocks struggled as interest rates in Japan remained near zero, limiting banks’ profitability. Within Japan’s consumer discretionary sector, slower sales in the U.S. and China for several of the country’s largest automakers weighed on the autos and components industry.

In the U.K., banking stocks declined due to the government’s inability to agree to terms for exiting the E.U. British consumer staples stocks struggled during the reporting period, as tobacco companies lost market share and posted modest performance for vaping products. South Korean stocks also weighed on the Index’s performance, notably in the information technology sector, amid weakening demand for smartphones and price declines for memory chips.

In contrast, Switzerland contributed notably to the Index’s return in U.S. dollar terms during the reporting period, as Swiss companies in the food products industry advanced due to strong sales and higher prices for their products, as well as growth in pet supplies and infant nutrition. Swiss pharmaceuticals manufacturers benefited from strong sales, particularly for cancer drugs. Brazil also contributed, as banking stocks rose based on investor expectations that the newly elected government would implement pension reforms. Australian equities contributed modestly, reaching near record highs late in the reporting period due to accommodative central bank policies. Additionally, Australian metals and mining companies benefited from a resurgence in gold and iron ore prices.

In terms of currency performance during the reporting period, the relatively higher economic growth in the U.S. economy, combined with low interest rates and bond yields internationally, caused the U.S. dollar to strengthen relative to many foreign currencies. The euro, the British pound, and the Australian dollar depreciated by 5%, 7%, and 7%, respectively, against the U.S. dollar. One exception to the trend was the Japanese yen, which tends to benefit in periods of instability: it appreciated by approximately 3% against the U.S. dollar.

The negative performance of some foreign currencies meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Financials	21.0%
Industrials	11.5
Consumer Discretionary	11.5
Consumer Staples	9.8
Information Technology	8.3
Health Care	8.3
Materials	7.3
Communication Services	6.9
Energy	6.6
Utilities	3.3
Real Estate	3.3
Exchanged-Traded Funds	2.2

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Japan	16.0%
United Kingdom	10.9
China	8.3
France	7.6
Canada	6.9
Switzerland	6.3
Germany	5.7
Australia	5.1
South Korea	3.1
Taiwan	2.9

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2019	iShares® Currency Hedged MSCI EAFE ETF

Investment Objective

The iShares Currency Hedged MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities in Europe, Australasia, and the Far East while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI EAFE® 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	2.45%	6.98%	7.62%	2.45%	40.11%	49.72%
Fund Market	2.59	7.00	7.63	2.59	40.25	49.81
Index	2.84	7.19	7.74	2.84	41.50	50.66

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,094.90	$ 0.16		$ 1,000.00	$ 1,024.60	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

8	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® Currency Hedged MSCI EAFE ETF

Portfolio Management Commentary

Developed market stocks outside the U.S. and Canada declined modestly for the reporting period amid slowing global growth, escalating trade tensions, and lower manufacturing activity. German equities were the largest detractors from the Index’s return in U.S. dollar terms, as economic growth stagnated, recessionary fears grew, and weakening global demand weighed on exports, which comprise nearly half of the country’s economy. The healthcare sector was Germany’s leading detractor, driven by the pharmaceuticals industry, which declined amid uncertainty surrounding litigation. The materials sector also declined, as sharply lower prices and slowing demand from China weighed on the chemicals industry.

Japanese equities were also notable detractors from the Index’s return, limited by weakening exports and lower domestic consumption. In the financials sector, banking stocks struggled as interest rates in Japan, a key component of banks’ profitability, remained near zero and continued to pressure profit margins. Declining global interest rates made lending abroad more challenging, further constraining returns of banks. Within the consumer discretionary sector, concerns surrounding potential U.S. tariffs on Japan’s automobile and automotive parts manufacturers and slowing exports, particularly to China, drove a decline in the automobiles and components industry.

U.K. equities were moderate detractors from the Index’s return, driven largely by the financials and consumer staples sectors. Banks declined as low interest rates continued to weaken interest income and reduce loan margins. Mounting concerns that a no-deal Brexit could threaten business and consumer lending, as well as investment and trading revenue, further pressured the banking industry. Within the consumer staples sector, the food, beverage, and tobacco industry declined as changing consumer behavior constrained returns of tobacco companies.

Swiss equities contributed to the Index’s return in U.S. dollar terms. Investors preferred the market’s relative insulation from trade tensions and its stability amid European uncertainty. In the consumer staples sector, food products companies benefited from rising demand for premium products and strengthening international sales. The healthcare sector also contributed to performance, driven by strong sales of new drugs in the pharmaceuticals industry.

In terms of currency performance during the reporting period, the relatively higher economic growth in the U.S. economy, combined with low interest rates and bond yields internationally, caused the U.S. dollar to strengthen relative to many foreign currencies. The euro, the British pound, and the Australian dollar depreciated by 5%, 7%, and 7%, respectively, against the U.S. dollar. One exception to the trend was the Japanese yen, which tends to benefit in periods of instability: it appreciated by approximately 3% against the U.S. dollar.

The negative performance of some foreign currencies meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	18.7%
Industrials	14.7
Consumer Staples	11.9
Health Care	11.3
Consumer Discretionary	11.3
Materials	7.2
Information Technology	6.8
Communication Services	5.5
Energy	5.4
Utilities	3.7
Real Estate	3.5

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Japan	24.0%
United Kingdom	16.3
France	11.2
Switzerland	9.4
Germany	8.7
Australia	7.6
Hong Kong	3.9
Netherlands	3.7
Spain	2.9
Sweden	2.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2019	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Investment Objective

The iShares Currency Hedged MSCI EAFE Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada, while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI EAFE Small-Cap 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE Small-Cap ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(3.05)%	7.69%	(3.05)%	35.42%
Fund Market	(2.95)	7.73	(2.95)	35.61
Index	(2.74)	7.77	(2.74)	35.78

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,070.30	$ 0.15		$ 1,000.00	$ 1,024.60	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

10	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Portfolio Management Commentary

Small-capitalization developed market stocks outside the U.S. and Canada declined for the reporting period amid slowing global growth, escalating trade tensions, and lower manufacturing activity. Japanese equities were the largest detractors from the Index’s return in U.S. dollar terms, as investor sentiment toward smaller domestically focused stocks soured ahead of a national sales tax increase set for the fall of 2019. Japanese stocks also came under pressure from sluggish economic growth amid lower exports, particularly to China, and weakening domestic consumption. The industrials sector drove detraction in Japan. The U.S.-China trade impasse disrupted Asian supply chains and manufacturers weakened on concerns surrounding business spending. As industrial machinery orders decreased, factory production slowed, pressuring the capital goods industry. The consumer discretionary sector also weighed on performance, driven by declines in the auto components industry, which weakened on lower demand for car parts from China. Despite hopes for a surge in consumer spending ahead of rising taxes, the retail industry posted disappointing sales growth. In the financials sector, regional bank stocks declined as interest rates, a key component of banks’ profitability, remained near zero and pressured profit margins. Lower demand for banking services from the country’s aging and shrinking population also constrained the industry’s returns.

U.K. equities were significant detractors from the Index’s return, with nearly every sector declining amid slowing economic growth and mounting uncertainty about the Brexit resolution. The financials sector was a notable detractor, particularly the banking industry. Persistent low interest rates continued to constrain banks, weakening interest income and reducing loan margins. Concerns that a no-deal Brexit could further threaten business and consumer lending, pressured returns of banks. The materials sector also declined, as a global industrial slowdown reduced demand for chemicals.

Stocks in Germany, where stagnant economic growth and recessionary fears worked against the market, detracted modestly from the Index’s return in U.S. dollar terms. The industrials sector was challenged by decreased exports and lower manufacturing output. Capital goods stocks declined amid lower demand for industrial machinery, particularly from global automakers.

In terms of currency performance during the reporting period, the relatively higher economic growth in the U.S. economy, combined with low interest rates and bond yields internationally, caused the U.S. dollar to strengthen relative to many foreign currencies. The euro, the British pound, and the Australian dollar depreciated by 5%, 7%, and 7%, respectively, against the U.S. dollar. One exception to the trend was the Japanese yen, which tends to benefit in periods of instability: it appreciated by approximately 3% against the U.S. dollar.

The negative performance of some foreign currencies meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	21.3%
Real Estate	13.3
Consumer Discretionary	12.3
Financials	10.7
Information Technology	9.7
Materials	8.1
Health Care	8.1
Consumer Staples	6.2
Communication Services	5.2
Energy	2.7
Utilities	2.4

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Japan	30.6%
United Kingdom	17.3
Australia	8.1
Sweden	5.7
Germany	5.6
Switzerland	4.6
Italy	3.4
Netherlands	3.4
France	3.2
Spain	2.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2019	iShares® MSCI ACWI ex U.S. ETF

Investment Objective

The iShares MSCI ACWI ex U.S. ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization non-U.S. equities, as represented by the MSCI ACWI ex USA Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(2.27)%	2.06%	5.13%	(2.27)%	10.74%	64.91%
Fund Market	(2.96)	2.01	4.97	(2.96)	10.48	62.49
Index	(2.27)	2.12	5.42	(2.27)	11.06	69.60

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,042.60	$1.52		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

12	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® MSCI ACWI ex U.S. ETF

Portfolio Management Commentary

International stocks declined for the reporting period, hindered by signs of weakening global economic growth and trade tensions between the U.S. and China. Germany was the largest detractor from the Index’s return, as economic growth stalled, and manufacturing reached a seven-year low. Among sectors in Germany, healthcare stocks posted weak performance, due in part to concerns around litigation in the pharmaceuticals industry. In the materials sector, chemicals companies declined amid trade tensions, as industrial production slowed due to reduced demand from the automotive industry, notably in China.

Japanese equities also weighed on the Index’s return, driven lower by a significant decline in exports and a more pessimistic outlook for global economic growth. Banking stocks struggled as interest rates in Japan remained near zero, limiting banks’ profitability. Within Japan’s consumer discretionary sector, slower sales in the U.S. and China for several of the country’s largest automakers weighed on the autos and components industry.

In the U.K., banking stocks declined due to the government’s inability to agree to terms for exiting the E.U. British consumer staples stocks struggled during the reporting period, as tobacco companies lost market share and posted modest performance for vaping products. South Korean stocks also weighed on the Index’s performance, notably in the information technology sector, amid weakening demand for smartphones and price declines for memory chips.

In contrast, Switzerland contributed notably to the Index’s return during the reporting period, as Swiss companies in the food products industry advanced due to strong sales and higher prices for their products, as well as growth in pet supplies and infant nutrition. Swiss pharmaceuticals manufacturers benefited from strong sales, particularly for cancer drugs. Brazil also contributed, as banking stocks rose based on investor expectations that the newly elected government would implement pension reforms. Australian equities contributed modestly, reaching near record highs late in the reporting period due to accommodative central bank policies. Additionally, Australian metals and mining companies benefited from a resurgence in gold and iron ore prices.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	21.0%
Industrials	11.5
Consumer Discretionary	11.5
Consumer Staples	9.8
Information Technology	8.3
Health Care	8.3
Materials	7.3
Communication Services	6.9
Energy	6.6
Utilities	3.3
Real Estate	3.3
Exchanged-Traded Funds	2.2

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Japan	16.0%
United Kingdom	10.9
China	8.3
France	7.6
Canada	6.9
Switzerland	6.3
Germany	5.7
Australia	5.1
South Korea	3.1
Taiwan	2.9

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2019	iShares® MSCI EAFE ETF

Investment Objective

The iShares MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(2.64)%	2.32%	5.73%	(2.64)%	12.18%	74.61%
Fund Market	(3.24)	2.28	5.61	(3.24)	11.95	72.52
Index	(2.60)	2.39	5.84	(2.60)	12.54	76.33

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
(02/01/19)	(07/31/19)	the Period	(a)	(02/01/19)	(07/31/19)	the Period	(a)	Ratio
$ 1,000.00	$1,056.90	$1.63		$1,000.00	$1,023.20	$1.61		0.32%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

14	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® MSCI EAFE ETF

Portfolio Management Commentary

Developed market stocks outside the U.S. and Canada declined modestly for the reporting period amid slowing global growth, escalating trade tensions, and lower manufacturing activity. German equities were the largest detractors from the Index’s return, as economic growth stagnated, recessionary fears grew, and weakening global demand weighed on exports, which comprise nearly half of the country’s economy. The healthcare sector was Germany’s leading detractor, driven by the pharmaceuticals industry, which declined amid uncertainty surrounding litigation. The materials sector also declined, as sharply lower prices and slowing demand from China weighed on the chemicals industry.

Japanese equities were also notable detractors from the Index’s return, limited by weakening exports and lower domestic consumption. In the financials sector, banking stocks struggled as interest rates in Japan, a key component of banks’ profitability, remained near zero and continued to pressure profit margins. Declining global interest rates made lending abroad more challenging, further constraining returns of banks. Within the consumer discretionary sector, concerns surrounding potential U.S. tariffs on Japan’s automobile and automotive parts manufacturers and slowing exports, particularly to China, drove a decline in the automobiles and components industry.

U.K. equities were moderate detractors from the Index’s return, driven largely by the financials and consumer staples sectors. Banks declined as low interest rates continued to weaken interest income and reduce loan margins. Mounting concerns that a no-deal Brexit could threaten business and consumer lending, as well as investment and trading revenue, further pressured the banking industry. Within the consumer staples sector, the food, beverage, and tobacco industry declined as changing consumer behavior constrained returns of tobacco companies.

Swiss equities contributed to the Index’s return. Investors preferred the market’s relative insulation from trade tensions and its stability amid European uncertainty. In the consumer staples sector, food products companies benefited from rising demand for premium products and strengthening international sales. The healthcare sector also contributed to performance, driven by strong sales of new drugs in the pharmaceuticals industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	18.7%
Industrials	14.7
Consumer Staples	11.9
Health Care	11.3
Consumer Discretionary	11.3
Materials	7.2
Information Technology	6.8
Communication Services	5.5
Energy	5.4
Utilities	3.7
Real Estate	3.5

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Japan	24.0%
United Kingdom	16.3
France	11.2
Switzerland	9.4
Germany	8.7
Australia	7.6
Hong Kong	3.9
Netherlands	3.7
Spain	2.9
Sweden	2.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2019	iShares® MSCI EAFE Small-Cap ETF

Investment Objective

The iShares MSCI EAFE Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(7.41)%	4.75%	8.89%	(7.41)%	26.11%	134.43%
Fund Market	(8.36)	4.69	8.65	(8.36)	25.76	129.24
Index	(7.61)	4.75	8.79	(7.61)	26.10	132.24

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
(02/01/19)	(07/31/19)	the Period	(a)	(02/01/19)	(07/31/19)	the Period	(a)	Ratio
$ 1,000.00	$1,033.70	$2.02		$1,000.00	$1,022.80	$2.01		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

16	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® MSCI EAFE Small-Cap ETF

Portfolio Management Commentary

Small-capitalization developed market stocks outside the U.S. and Canada declined for the reporting period amid slowing global growth, escalating trade tensions, and lower manufacturing activity. Japanese equities were the largest detractors from the Index’s return, as investor sentiment toward smaller domestically focused stocks soured ahead of a national sales tax increase set for the fall of 2019. Japanese stocks also came under pressure from sluggish economic growth amid lower exports, particularly to China, and weakening domestic consumption. The industrials sector drove detraction in Japan. The U.S.-China trade impasse disrupted Asian supply chains and manufacturers weakened on concerns surrounding business spending. As industrial machinery orders decreased, factory production slowed, pressuring the capital goods industry. The consumer discretionary sector also weighed on performance, driven by declines in the auto components industry, which weakened on lower demand for car parts from China. Despite hopes for a surge in consumer spending ahead of rising taxes, the retail industry posted disappointing sales growth. In the financials sector, regional bank stocks declined as interest rates, a key component of banks’ profitability, remained near zero and pressured profit margins. Lower demand for banking services from the country’s aging and shrinking population also constrained the industry’s returns.

U.K. equities were significant detractors from the Index’s return, with nearly every sector declining amid slowing economic growth and mounting uncertainty about the Brexit resolution. The financials sector was a notable detractor, particularly the banking industry. Persistent low interest rates continued to constrain banks, weakening interest income and reducing loan margins. Concerns that a no-deal Brexit could further threaten business and consumer lending, pressured returns of banks. The materials sector also declined, as a global industrial slowdown reduced demand for chemicals.

Stocks in Germany, where stagnant economic growth and recessionary fears worked against the market, detracted modestly from the Index’s return. The industrials sector was challenged by decreased exports and lower manufacturing output. Capital goods stocks declined amid lower demand for industrial machinery, particularly from global automakers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	21.3%
Real Estate	13.3
Consumer Discretionary	12.3
Financials	10.7
Information Technology	9.7
Materials	8.1
Health Care	8.1
Consumer Staples	6.2
Communication Services	5.2
Energy	2.7
Utilities	2.4
TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Japan	30.6%
United Kingdom	17.3
Australia	8.1
Sweden	5.7
Germany	5.6
Switzerland	4.6
Italy	3.4
Netherlands	3.4
France	3.2
Spain	2.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2019	iShares® Adaptive Currency Hedged MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.7%
iShares MSCI EAFE ETF(a)	126,454	$8,149,960

Total Investment Companies — 99.7% (Cost: $8,102,047)		8,149,960

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(a)(b)	4,000	4,000

Total Short-Term Investments — 0.0% (Cost: $4,000)		4,000

Total Investments in Securities — 99.7% (Cost: $8,106,047)		8,153,960

Other Assets, Less Liabilities — 0.3%		21,534

Net Assets — 100.0%		$8,175,494

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Shares Purchased		Shares Sold	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	—	0	(b)	—	—	$—	$2,042	(c)	$(39)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,312	2,688	(b)	—	4,000	4,000	197		—	—
iShares MSCI EAFE ETF	41,938	93,353		(8,837)	126,454	8,149,960	255,084		(40,987)	(403,876)

						$8,153,960	$257,323		$(41,026)	$(403,876)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

ILS	1,000	USD	280	MS	08/02/19	$4
USD	598,591	AUD	862,000	MS	08/02/19	9,112
USD	1,159,653	CHF	1,140,000	MS	08/02/19	13,406
USD	142,790	DKK	946,000	MS	08/02/19	2,554
USD	2,623,459	EUR	2,328,000	MS	08/02/19	46,362
USD	1,393,115	GBP	1,116,000	MS	08/02/19	35,947
USD	313,074	HKD	2,448,000	MS	08/02/19	356
USD	7,149	ILS	25,000	MS	08/02/19	30
USD	1,011,649	JPY	109,348,000	MS	08/02/19	6,520
USD	28,239	NOK	244,000	MS	08/02/19	689
USD	19,938	NZD	30,000	MS	08/02/19	241
USD	216,621	SEK	2,040,000	MS	08/02/19	5,468
USD	55,839	SGD	76,000	MS	08/02/19	530

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2019	iShares® Adaptive Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	446,554	AUD	648,000	MS	09/04/19	$2,881
USD	381,401	CHF	377,000	MS	09/04/19	1,295
USD	103,819	DKK	694,000	MS	09/04/19	649
USD	1,921,841	EUR	1,722,000	MS	09/04/19	10,572
USD	343,643	GBP	281,000	MS	09/04/19	1,368
USD	153,185	HKD	1,198,000	MS	09/04/19	85
USD	14,309	ILS	50,000	MS	09/04/19	43
USD	1,483,904	JPY	160,760,000	MS	09/04/19	2,654
USD	26,643	NOK	234,000	MS	09/04/19	197
USD	15,866	NZD	24,000	MS	09/04/19	97
USD	105,130	SEK	1,004,000	MS	09/04/19	953
USD	83,264	SGD	114,000	MS	09/04/19	262

						142,275

AUD	862,000	USD	593,867	MS	08/02/19	(4,388)
CHF	1,140,000	USD	1,157,327	MS	08/02/19	(11,080)
DKK	946,000	USD	141,172	MS	08/02/19	(936)
EUR	2,328,000	USD	2,609,381	MS	08/02/19	(32,284)
GBP	1,116,000	USD	1,393,846	MS	08/02/19	(36,678)
HKD	2,448,000	USD	312,835	MS	08/02/19	(118)
ILS	49,000	USD	14,005	MS	08/02/19	(51)
JPY	109,348,000	USD	1,007,355	MS	08/02/19	(2,226)
NOK	244,000	USD	28,217	MS	08/02/19	(668)
NZD	30,000	USD	19,821	MS	08/02/19	(123)
SEK	2,040,000	USD	214,815	MS	08/02/19	(3,663)
SGD	76,000	USD	55,502	MS	08/02/19	(194)
USD	6,989	ILS	25,000	MS	08/02/19	(130)
HKD	24,000	USD	3,067	MS	09/04/19	—

						(92,539)

	Net unrealized appreciation					$49,736

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$142,275

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$92,539

20	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Adaptive Currency Hedged MSCI EAFE ETF

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$160,894

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$56,221

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$9,212,118
Average amounts sold — in USD	$13,202,147

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$142,275	$92,539

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$142,275	$92,539
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$142,275	$92,539

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Derivative
Assets
	Subject to	Derivatives		Net Amount
	an MNA by	Available		of Derivative
Counterparty	Counterparty	for Offset	(a)	Assets	(b)

Morgan Stanley & Co. International PLC	$142,275		$(92,539)	$49,736

Derivative
Liabilities
	Subject to	Derivatives		Net Amount
	an MNA by	Available		of Derivative
Counterparty	Counterparty	for Offset	(a)	Liabilities

Morgan Stanley & Co. International PLC	$92,539		$(92,539)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2019	iShares® Adaptive Currency Hedged MSCI EAFE ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$8,149,960	$—	$—	$8,149,960
Money Market Funds	4,000	—	—	4,000

	$8,153,960	$—	$—	$8,153,960

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$142,275	$—	$142,275
Liabilities
Forward Foreign Currency Exchange Contracts	—	(92,539)	—	(92,539)

	$—	$49,736	$—	$49,736

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

22	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2019	iShares® Currency Hedged MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.6%
iShares MSCI ACWI ex U.S. ETF(a)(b)	1,530,513	$70,327,072

Total Investment Companies — 99.6% (Cost: $71,282,475)		70,327,072

Short-Term Investments

Money Market Funds — 29.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(a)(c)(d)	19,835,082	19,845,000
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(a)(c)	1,090,000	1,090,000

		20,935,000

Total Short-Term Investments — 29.6% (Cost: $20,935,000)		20,935,000

Total Investments in Securities — 129.2% (Cost: $92,217,475)		91,262,072

Other Assets, Less Liabilities — (29.2)%		(20,611,650)

Net Assets — 100.0%		$70,650,422

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Shares Purchased		Shares Sold	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	—	19,835,082	(b)	—	19,835,082	$19,845,000	$26,724	(c)	$3,236	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	23,242	1,066,758	(b)	—	1,090,000	1,090,000	2,323		—	—
iShares MSCI ACWI ex U.S. ETF	884,435	1,281,736		(635,658)	1,530,513	70,327,072	1,560,525		(143,280)	(989,008)

						$91,262,072	$1,589,572		$(140,044)	$(989,008)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	91,000	USD	23,547	MS	08/02/19	$298
ILS	16,000	USD	4,490	MS	08/02/19	67
INR	246,302,000	USD	3,577,706	MS	08/02/19	3,045
MXN	303,000	USD	15,692	MS	08/02/19	119
TRY	559,000	USD	100,057	MS	08/02/19	64
TWD	92,139,000	USD	2,962,669	MS	08/02/19	429
USD	6,812,802	AUD	9,812,000	MS	08/02/19	102,865
USD	1,505,603	BRL	5,669,000	MS	08/02/19	20,153
USD	4,946,411	CAD	6,490,000	MS	08/02/19	28,904
USD	8,642,499	CHF	8,496,000	MS	08/02/19	99,943
USD	506,258	CLP	348,998,000	MS	08/02/19	10,533

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2019	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,631,317	DKK	10,810,000	MS	08/02/19	$28,839
USD	30,571,050	EUR	27,134,000	MS	08/02/19	533,700
USD	15,805,091	GBP	12,666,000	MS	08/02/19	401,972
USD	12,548,808	HKD	98,124,000	MS	08/02/19	14,046
USD	161,572	ILS	565,000	MS	08/02/19	669
USD	23,259,818	JPY	2,514,372,000	MS	08/02/19	147,657
USD	5,784,154	KRW	6,758,591,000	MS	08/02/19	71,542
USD	515,118	MXN	9,779,000	MS	08/02/19	4,832
USD	638,936	NOK	5,522,000	MS	08/02/19	15,460
USD	235,256	NZD	354,000	MS	08/02/19	2,819
USD	663,477	RUB	42,018,000	MS	08/02/19	3,309
USD	2,493,923	SEK	23,492,000	MS	08/02/19	62,353
USD	1,282,679	SGD	1,746,000	MS	08/02/19	12,029
USD	5,998,491	TWD	185,940,000	MS	08/02/19	18,848
USD	2,258,674	ZAR	32,046,000	MS	08/02/19	24,531
USD	3,435,540	AUD	4,985,000	MS	09/04/19	22,408
USD	1,521,788	BRL	5,765,000	MS	09/04/19	14,485
USD	4,879,543	CAD	6,425,000	MS	09/04/19	8,157
USD	4,439,883	CHF	4,391,000	MS	09/04/19	12,714
USD	254,235	CLP	177,240,000	MS	09/04/19	2,442
USD	815,892	DKK	5,450,000	MS	09/04/19	5,693
USD	15,467,851	EUR	13,840,000	MS	09/04/19	106,665
USD	7,957,809	GBP	6,529,000	MS	09/04/19	5,091
USD	6,228,653	HKD	48,712,000	MS	09/04/19	3,411
USD	165,436	ILS	578,000	MS	09/04/19	512
USD	1,687,915	INR	116,510,000	MS	09/04/19	8,401
USD	11,419,221	JPY	1,236,707,000	MS	09/04/19	24,142
USD	2,842,437	KRW	3,356,696,000	MS	09/04/19	14,580
USD	478,250	MXN	9,159,000	MS	09/04/19	2,932
USD	313,584	NOK	2,737,000	MS	09/04/19	4,257
USD	123,744	NZD	187,000	MS	09/04/19	874
USD	648,756	RUB	41,328,000	MS	09/04/19	2,708
USD	1,231,435	SEK	11,729,000	MS	09/04/19	14,407
USD	642,361	SGD	880,000	MS	09/04/19	1,640
USD	11,171	TRY	63,000	MS	09/04/19	34
USD	3,047,714	TWD	94,596,000	MS	09/04/19	6,362
USD	1,106,098	ZAR	15,807,000	MS	09/04/19	8,426

						1,879,367

AUD	9,812,000	USD	6,759,803	MS	08/02/19	(49,867)
BRL	11,031,000	USD	2,924,154	MS	08/02/19	(33,696)
CAD	6,490,000	USD	4,926,500	MS	08/02/19	(8,992)
CHF	8,496,000	USD	8,568,017	MS	08/02/19	(25,460)
CLP	348,998,000	USD	499,482	MS	08/02/19	(3,756)
DKK	10,810,000	USD	1,613,214	MS	08/02/19	(10,736)
EUR	27,134,000	USD	30,234,269	MS	08/02/19	(196,919)
GBP	12,666,000	USD	15,465,298	MS	08/02/19	(62,180)
HKD	98,124,000	USD	12,539,395	MS	08/02/19	(4,632)
ILS	1,114,000	USD	318,398	MS	08/02/19	(1,150)
JPY	2,514,372,000	USD	23,164,223	MS	08/02/19	(52,062)

24	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	6,822,602,000	USD	5,772,943	MS	08/02/19	$(6,226)
MXN	18,925,000	USD	995,320	MS	08/02/19	(7,778)
NOK	5,522,000	USD	630,635	MS	08/02/19	(7,159)
NZD	354,000	USD	233,927	MS	08/02/19	(1,491)
RUB	42,018,000	USD	662,509	MS	08/02/19	(2,342)
SEK	23,492,000	USD	2,455,202	MS	08/02/19	(23,633)
SGD	1,746,000	USD	1,275,024	MS	08/02/19	(4,374)
TWD	95,589,000	USD	3,075,375	MS	08/02/19	(1,329)
USD	1,407,421	BRL	5,453,000	MS	08/02/19	(21,432)
USD	158,014	ILS	565,000	MS	08/02/19	(2,888)
USD	3,563,910	INR	246,302,000	MS	08/02/19	(16,842)
USD	54,063	KRW	64,011,000	MS	08/02/19	(42)
USD	491,416	MXN	9,449,000	MS	08/02/19	(1,651)
USD	95,096	TRY	559,000	MS	08/02/19	(5,025)
USD	57,420	TWD	1,788,000	MS	08/02/19	(80)
ZAR	32,046,000	USD	2,256,400	MS	08/02/19	(22,257)
BRL	58,000	USD	15,426	MS	09/04/19	(262)
CAD	35,000	USD	26,655	MS	09/04/19	(118)
CHF	45,000	USD	45,621	MS	09/04/19	(250)
CLP	1,743,000	USD	2,497	MS	09/04/19	(21)
DKK	113,000	USD	16,894	MS	09/04/19	(95)
EUR	285,000	USD	318,116	MS	09/04/19	(1,791)
GBP	55,000	USD	67,382	MS	09/04/19	(388)
HKD	73,000	USD	9,330	MS	09/04/19	(1)
ILS	5,000	USD	1,432	MS	09/04/19	(5)
INR	5,816,000	USD	84,223	MS	09/04/19	(384)
KRW	621,000	USD	526	MS	09/04/19	(3)
MXN	308,000	USD	16,143	MS	09/04/19	(158)
NOK	44,000	USD	5,020	MS	09/04/19	(47)
RUB	294,000	USD	4,612	MS	09/04/19	(17)
SEK	146,000	USD	15,265	MS	09/04/19	(116)
SGD	1,000	USD	731	MS	09/04/19	(3)
TRY	7,000	USD	1,252	MS	09/04/19	(14)
TWD	506,000	USD	16,310	MS	09/04/19	(41)
USD	97,026	TRY	549,000	MS	09/04/19	(20)
ZAR	243,000	USD	17,157	MS	09/04/19	(282)

						(578,015)

	Net unrealized appreciation					$1,301,352

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$1,879,367

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2019	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Foreign Currency Exchange Contracts

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$578,015

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$411,573

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$1,494,692

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$85,817,218
Average amounts sold — in USD	$133,068,217

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$1,879,367	$578,015

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,879,367	$578,015
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$1,879,367	$578,015

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Cash Collateral Received	(b)	Net Amount of Derivative Assets	(c)(d)

Morgan Stanley & Co. International PLC	$1,879,367	$(578,015)		$(1,030,000)		$271,352

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Cash Collateral Pledged		Net Amount of Derivative Liabilities

Morgan Stanley & Co. International PLC	$578,015	$(578,015)		$—		$—

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

26	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$70,327,072	$—	$—	$70,327,072
Money Market Funds	20,935,000	—	—	20,935,000

	$91,262,072	$—	$—	$91,262,072

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$1,879,367	$—	$1,879,367
Liabilities
Forward Foreign Currency Exchange Contracts	—	(578,015)	—	(578,015)

	$—	$1,301,352	$—	$1,301,352

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments July 31, 2019	iShares® Currency Hedged MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.5%
iShares MSCI EAFE ETF(a)	44,629,138	$2,876,347,944

Total Investment Companies — 99.5% (Cost: $2,920,631,294)		2,876,347,944

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(a)(b)	6,621,000	6,621,000

Total Short-Term Investments — 0.2% (Cost: $6,621,000)		6,621,000

Total Investments in Securities — 99.7% (Cost: $2,927,252,294)		2,882,968,944

Other Assets, Less Liabilities — 0.3%		8,113,570

Net Assets — 100.0%		$2,891,082,514

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Shares Purchased		Shares Sold	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	215,792	6,405,208	(b)	—	6,621,000	$6,621,000	$45,087	$—	$—
iShares MSCI EAFE ETF	50,168,476	13,108,592		(18,647,930)	44,629,138	2,876,347,944	92,478,784	(11,890,246)	(232,052,468)

						$2,882,968,944	$92,523,871	$(11,890,246)	$(232,052,468)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ILS	53,000	USD	14,947	CITI	08/02/19	$146
ILS	35,000	USD	9,931	HSBC	08/02/19	36
ILS	694,000	USD	194,565	JPM	08/02/19	3,074
ILS	88,000	USD	24,801	SSB	08/02/19	260
ILS	673,000	USD	189,074	UBS	08/02/19	2,585
USD	631,824	AUD	902,000	BNP	08/02/19	14,991
USD	8,372	AUD	12,000	MS	08/02/19	165
USD	212,655	AUD	306,000	NAB	08/02/19	3,397
USD	1,726,697	AUD	2,472,000	SSB	08/02/19	36,219
USD	209,458,120	AUD	299,237,000	UBS	08/02/19	4,824,899
USD	544,255,932	CHF	535,066,000	MS	08/02/19	6,257,842
USD	50,462	DKK	338,000	CITI	08/02/19	357
USD	50,318,168	DKK	329,421,000	RBS	08/02/19	1,484,671
USD	253,743	DKK	1,689,000	SSB	08/02/19	3,365
USD	148,388	DKK	993,000	UBS	08/02/19	1,185

28	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,276,488	EUR	2,913,000	BNP	08/02/19	$51,795
USD	35,953	EUR	32,000	CITI	08/02/19	529
USD	927,307,274	EUR	813,502,000	RBS	08/02/19	26,760,195
USD	938,661	EUR	842,000	SSB	08/02/19	6,567
USD	1,393,208	EUR	1,252,000	UBS	08/02/19	7,243
USD	1,735,260	GBP	1,384,000	HSBC	08/02/19	52,178
USD	1,485,489	GBP	1,194,000	NAB	08/02/19	33,466
USD	495,224,014	GBP	389,085,000	SSB	08/02/19	22,057,862
USD	218,253,410	HKD	1,706,580,000	MS	08/02/19	247,878
USD	10,226,819	JPY	1,101,862,000	CITI	08/02/19	98,480
USD	708,295,316	JPY	76,204,938,000	SSB	08/02/19	7,817,901
USD	3,152,212	JPY	341,548,000	UBS	08/02/19	12,696
USD	19,854,469	NOK	168,961,000	BNP	08/02/19	777,489
USD	156,887	NOK	1,358,000	CITI	08/02/19	3,559
USD	23,588	NOK	201,000	RBS	08/02/19	894
USD	811	NOK	7,000	TNTC	08/02/19	20
USD	22,795	NZD	34,000	HSBC	08/02/19	471
USD	10,079	NZD	15,000	RBS	08/02/19	230
USD	32,518	NZD	49,000	SSB	08/02/19	344
USD	7,257,933	NZD	10,840,000	TDB	08/02/19	140,388
USD	11,277	NZD	17,000	UBS	08/02/19	115
USD	318,199	SEK	2,990,000	BNP	08/02/19	8,715
USD	2,964	SEK	28,000	CITI	08/02/19	66
USD	310,513	SEK	2,877,000	RBS	08/02/19	12,725
USD	113,835	SEK	1,082,000	SSB	08/02/19	1,841
USD	76,801,814	SEK	710,767,000	TDB	08/02/19	3,232,970
USD	77,030	SEK	728,000	TNTC	08/02/19	1,677
USD	227,719	SEK	2,156,000	UBS	08/02/19	4,560
USD	139,043	SGD	189,000	BNP	08/02/19	1,498
USD	38,007,387	SGD	51,459,000	BOA	08/02/19	558,148
USD	161,055	SGD	220,000	CITI	08/02/19	950
USD	852,621	SGD	1,153,000	MS	08/02/19	13,527
USD	59,868	SGD	82,000	SSB	08/02/19	193
USD	329,777	SGD	446,000	UBS	08/02/19	5,201
USD	8,695,156	AUD	12,601,000	BNP	09/04/19	67,499
USD	201,697,195	AUD	292,522,000	CITI	09/04/19	1,413,138
USD	271,865,854	CHF	268,873,000	MS	09/04/19	778,181
USD	47,921,158	DKK	319,952,000	BNP	09/04/19	356,947
USD	2,053,612	DKK	13,735,000	UBS	09/04/19	11,761
USD	44,262,298	EUR	39,652,000	CITI	09/04/19	252,056
USD	881,717,241	EUR	788,912,000	SSB	09/04/19	6,094,105
USD	28,942,756	GBP	23,601,000	BOA	09/04/19	195,307
USD	459,137,396	GBP	376,151,000	CITI	09/04/19	962,664
USD	106,427,993	HKD	832,331,000	MS	09/04/19	58,689
USD	9,558,293	ILS	33,349,000	TNTC	09/04/19	42,608
USD	580,476	ILS	2,026,000	UBS	09/04/19	2,384
USD	23,975,218	JPY	2,597,022,000	CITI	09/04/19	46,130
USD	674,622,772	JPY	73,079,861,000	JPM	09/04/19	1,261,356
USD	18,724,951	NOK	163,389,000	CITI	09/04/19	259,237

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2019	iShares® Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	477,782	NOK	4,192,000	UBS	09/04/19	$4,015
USD	6,946,721	NZD	10,491,000	MS	09/04/19	53,470
USD	3,964	NZD	6,000	SSB	09/04/19	22
USD	631,412	NZD	956,000	UBS	09/04/19	3,260
USD	73,748,373	SEK	702,175,000	CITI	09/04/19	889,088
USD	1,668,145	SEK	15,964,000	UBS	09/04/19	11,684
USD	38,093,792	SGD	52,176,000	CITI	09/04/19	104,834
USD	1,258,757	SGD	1,722,000	UBS	09/04/19	4,982

						87,418,980

AUD	2,838,000	USD	1,993,794	BNP	08/02/19	(53,028)
AUD	292,973,000	USD	201,790,904	CITI	08/02/19	(1,441,320)
AUD	300,000	USD	211,141	HSBC	08/02/19	(5,986)
AUD	6,063,000	USD	4,241,353	JPM	08/02/19	(95,171)
AUD	755,000	USD	527,120	SSB	08/02/19	(10,814)
CHF	535,066,000	USD	539,658,122	MS	08/02/19	(1,660,032)
DKK	320,443,000	USD	47,858,760	BNP	08/02/19	(356,166)
DKK	329,000	USD	49,441	CITI	08/02/19	(670)
DKK	6,795,000	USD	1,029,751	JPM	08/02/19	(22,457)
DKK	840,000	USD	126,837	SSB	08/02/19	(2,315)
DKK	3,628,000	USD	554,375	TDB	08/02/19	(16,559)
DKK	406,000	USD	62,115	UBS	08/02/19	(1,929)
EUR	8,837,000	USD	10,089,448	CITI	08/02/19	(306,885)
EUR	16,670,000	USD	18,853,870	JPM	08/02/19	(400,173)
EUR	1,235,000	USD	1,392,317	RBS	08/02/19	(25,171)
EUR	790,979,000	USD	881,730,446	SSB	08/02/19	(6,116,338)
EUR	820,000	USD	920,020	UBS	08/02/19	(12,280)
GBP	4,693,000	USD	5,982,148	BNP	08/02/19	(274,992)
GBP	376,738,000	USD	459,135,062	CITI	08/02/19	(984,093)
GBP	7,925,000	USD	9,998,576	JPM	08/02/19	(360,986)
GBP	391,000	USD	488,164	NAB	08/02/19	(12,669)
GBP	930,000	USD	1,183,386	RBS	08/02/19	(52,413)
GBP	986,000	USD	1,236,188	SSB	08/02/19	(37,113)
HKD	1,706,580,000	USD	218,087,634	MS	08/02/19	(82,102)
ILS	33,349,000	USD	9,539,892	TNTC	08/02/19	(42,675)
JPY	114,190,000	USD	1,059,659	BNP	08/02/19	(10,022)
JPY	2,637,738,000	USD	24,541,709	BOA	08/02/19	(295,565)
JPY	75,579,000	USD	701,097	HSBC	08/02/19	(6,373)
JPY	74,630,193,000	USD	687,388,979	JPM	08/02/19	(1,386,654)
JPY	190,648,000	USD	1,760,369	UBS	08/02/19	(7,929)
NOK	2,831,000	USD	332,393	BNP	08/02/19	(12,752)
NOK	164,242,000	USD	18,806,791	CITI	08/02/19	(262,621)
NOK	3,454,000	USD	403,702	JPM	08/02/19	(13,719)
NZD	11,000	USD	7,442	HSBC	08/02/19	(220)
NZD	219,000	USD	146,128	JPM	08/02/19	(2,333)
NZD	10,491,000	USD	6,942,042	MS	08/02/19	(53,650)
NZD	17,000	USD	11,431	NAB	08/02/19	(268)
NZD	28,000	USD	18,672	SSB	08/02/19	(288)
NZD	189,000	USD	127,032	UBS	08/02/19	(2,934)
SEK	2,540,000	USD	270,864	BNP	08/02/19	(7,958)

30	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	703,266,000	USD	73,682,601	CITI	08/02/19	$(890,157)
SEK	14,822,000	USD	1,591,605	JPM	08/02/19	(57,435)
SGD	81,000	USD	59,739	BNP	08/02/19	(791)
SGD	52,365,000	USD	38,218,508	CITI	08/02/19	(109,927)
SGD	1,103,000	USD	813,662	JPM	08/02/19	(10,955)
USD	9,652,601	ILS	34,511,000	CITI	08/02/19	(175,533)
USD	34,170	ILS	122,000	HSBC	08/02/19	(574)
USD	28,726	ILS	102,000	TNTC	08/02/19	(322)
USD	44,443	ILS	157,000	UBS	08/02/19	(268)
AUD	159,000	USD	109,663	CITI	09/04/19	(799)
CHF	2,966,000	USD	3,006,917	MS	09/04/19	(16,486)
DKK	7,188,000	USD	1,074,540	UBS	09/04/19	(5,968)
EUR	17,852,000	USD	19,926,331	TDB	09/04/19	(112,177)
GBP	3,661,000	USD	4,485,200	NAB	09/04/19	(25,880)
HKD	3,813,000	USD	487,340	MS	09/04/19	(50)
ILS	308,000	USD	88,191	UBS	09/04/19	(307)
JPY	12,969,000	USD	119,753	MS	09/04/19	(256)
NOK	2,848,000	USD	324,890	MS	09/04/19	(3,018)
SEK	9,466,000	USD	989,611	UBS	09/04/19	(7,397)
SGD	111,000	USD	81,151	UBS	09/04/19	(333)

						(15,856,256)

	Net unrealized appreciation					$71,562,724

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$87,418,980

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$15,856,256

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$107,332,413

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$73,750,614

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2019	iShares® Currency Hedged MSCI EAFE ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,591,859,283
Average amounts sold — in USD	$6,682,202,341

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$87,418,980	$15,856,256

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$87,418,980	$15,856,256
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$87,418,980	$15,856,256

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)

Bank of America N.A.	$753,455	$(295,565)	$—	$457,890
BNP Paribas SA	1,278,934	(715,709)	—	563,225
Citibank N.A.	4,031,234	(4,031,234)	—	—
HSBC Bank PLC	52,685	(13,153)	—	39,532
JPMorgan Chase Bank N.A.	1,264,430	(1,264,430)	—	—
Morgan Stanley & Co. International PLC	7,409,752	(1,815,594)	(4,980,000)	614,158
National Australia Bank Limited	36,863	(36,863)	—	—
Royal Bank of Scotland PLC	28,258,715	(77,584)	—	28,181,131
State Street Bank and Trust Co.	36,018,679	(6,166,868)	—	29,851,811
The Northern Trust Company	44,305	(42,997)	—	1,308
Toronto Dominion Bank	3,373,358	(128,736)	—	3,244,622
UBS AG	4,896,570	(39,345)	—	4,857,225

	$87,418,980	$(14,628,078)	$(4,980,000)	$67,810,902

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(d)(e)

Bank of America N.A.	$295,565	$(295,565)	$—	$—
BNP Paribas SA	715,709	(715,709)	—	—
Citibank N.A.	4,172,005	(4,031,234)	—	140,771
HSBC Bank PLC	13,153	(13,153)	—	—
JPMorgan Chase Bank N.A.	2,349,883	(1,264,430)	—	1,085,453
Morgan Stanley & Co. International PLC	1,815,594	(1,815,594)	—	—
National Australia Bank Limited	38,817	(36,863)	—	1,954
Royal Bank of Scotland PLC	77,584	(77,584)	—	—
State Street Bank and Trust Co.	6,166,868	(6,166,868)	—	—
The Northern Trust Company	42,997	(42,997)	—	—
Toronto Dominion Bank	128,736	(128,736)	—	—
UBS AG	39,345	(39,345)	—	—

	$15,856,256	$(14,628,078)	$—	$1,228,178

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

32	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Currency Hedged MSCI EAFE ETF

(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$2,876,347,944	$—	$—	$2,876,347,944
Money Market Funds	6,621,000	—	—	6,621,000

	$2,882,968,944	$—	$—	$2,882,968,944

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$87,418,980	$—	$87,418,980
Liabilities
Forward Foreign Currency Exchange Contracts	—	(15,856,256)	—	(15,856,256)

	$—	$71,562,724	$—	$71,562,724

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments July 31, 2019	iShares® Currency Hedged MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.5%
iShares MSCI EAFE Small-Cap ETF(a)	453,282	$25,628,564

Total Investment Companies — 99.5% (Cost: $27,222,455)		25,628,564

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(a)(b)	13,000	13,000

Total Short-Term Investments — 0.0% (Cost: $13,000)		13,000

Total Investments in Securities — 99.5% (Cost: $27,235,455)		25,641,564

Other Assets, Less Liabilities — 0.5%		116,946

Net Assets — 100.0%		$25,758,510

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Shares Purchased		Shares Sold	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	—	0	(b)	—	—	$—	$2,335	(c)	$768	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,104	8,896	(b)	—	13,000	13,000	597		—	—
iShares MSCI EAFE Small-Cap ETF	345,333	515,572		(407,623)	453,282	25,628,564	597,591		(631,327)	(2,377,344)

						$25,641,564	$600,523		$(630,559)	$(2,377,344)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ILS	43,000	USD	12,069	MS	08/02/19	$177
USD	4,080,110	AUD	5,876,000	MS	08/02/19	61,807
USD	2,467,114	CHF	2,426,000	MS	08/02/19	27,820
USD	956,350	DKK	6,340,000	MS	08/02/19	16,506
USD	11,718,874	EUR	10,406,000	MS	08/02/19	199,428
USD	9,372,457	GBP	7,512,000	MS	08/02/19	237,116
USD	1,051,235	HKD	8,220,000	MS	08/02/19	1,179
USD	394,349	ILS	1,379,000	MS	08/02/19	1,634
USD	16,038,525	JPY	1,733,832,000	MS	08/02/19	101,104
USD	1,182,694	NOK	10,224,000	MS	08/02/19	28,327
USD	510,472	NZD	768,000	MS	08/02/19	6,203
USD	2,958,824	SEK	27,880,000	MS	08/02/19	73,069
USD	891,746	SGD	1,214,000	MS	08/02/19	8,258

34	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,120,013	AUD	3,076,000	MS	09/04/19	$13,936
USD	1,231,540	CHF	1,218,000	MS	09/04/19	3,508
USD	464,680	DKK	3,104,000	MS	09/04/19	3,237
USD	5,937,846	EUR	5,313,000	MS	09/04/19	40,882
USD	4,527,597	GBP	3,715,000	MS	09/04/19	2,501
USD	503,795	HKD	3,940,000	MS	09/04/19	275
USD	401,281	ILS	1,402,000	MS	09/04/19	1,240
USD	7,928,103	JPY	858,620,000	MS	09/04/19	16,736
USD	567,802	NOK	4,956,000	MS	09/04/19	7,690
USD	261,406	NZD	395,000	MS	09/04/19	1,866
USD	1,500,116	SEK	14,290,000	MS	09/04/19	17,353
USD	446,001	SGD	611,000	MS	09/04/19	1,137

						872,989

AUD	5,876,000	USD	4,048,658	MS	08/02/19	(30,355)
CHF	2,426,000	USD	2,446,807	MS	08/02/19	(7,513)
DKK	6,340,000	USD	946,576	MS	08/02/19	(6,732)
EUR	10,406,000	USD	11,596,178	MS	08/02/19	(76,732)
GBP	7,512,000	USD	9,178,103	MS	08/02/19	(42,762)
HKD	8,220,000	USD	1,050,470	MS	08/02/19	(413)
ILS	2,715,000	USD	775,988	MS	08/02/19	(2,803)
JPY	1,733,832,000	USD	15,974,139	MS	08/02/19	(36,719)
NOK	10,224,000	USD	1,168,038	MS	08/02/19	(13,671)
NZD	768,000	USD	507,454	MS	08/02/19	(3,185)
SEK	27,880,000	USD	2,913,912	MS	08/02/19	(28,157)
SGD	1,214,000	USD	886,522	MS	08/02/19	(3,035)
USD	385,860	ILS	1,379,000	MS	08/02/19	(6,855)
AUD	24,000	USD	16,557	MS	09/04/19	(124)
CHF	13,000	USD	13,179	MS	09/04/19	(72)
DKK	66,000	USD	9,867	MS	09/04/19	(56)
EUR	116,000	USD	129,479	MS	09/04/19	(729)
GBP	42,000	USD	51,455	MS	09/04/19	(297)
HKD	12,000	USD	1,534	MS	09/04/19	—
ILS	10,000	USD	2,863	MS	09/04/19	(10)
NOK	119,000	USD	13,577	MS	09/04/19	(127)
NZD	3,000	USD	1,983	MS	09/04/19	(11)
SEK	114,000	USD	11,919	MS	09/04/19	(90)
SGD	3,000	USD	2,193	MS	09/04/19	(9)

						(260,457)

	Net unrealized appreciation					$612,532

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2019	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$872,989

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$260,457

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$683,124

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$583,734

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$44,305,128
Average amounts sold — in USD	$66,446,969

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$872,989	$260,457

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$872,989	$260,457
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$872,989	$260,457

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Derivative
Assets
	Subject to	Derivatives		Net Amount
	an MNA by	Available		of Derivative
Counterparty	Counterparty	for Offset	(a)	Assets	(b)

Morgan Stanley & Co. International PLC	$872,989		$(260,457)	$612,532

Derivative
Liabilities
	Subject to	Derivatives		Net Amount
	an MNA by	Available		of Derivative
Counterparty	Counterparty	for Offset	(a)	Liabilities

Morgan Stanley & Co. International PLC	$260,457		$(260,457)	$—

36	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$25,628,564	$—	$—	$25,628,564
Money Market Funds	13,000	—	—	13,000

	$25,641,564	$—	$—	$25,641,564

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$872,989	$—	$872,989
Liabilities
Forward Foreign Currency Exchange Contracts	—	(260,457)	—	(260,457)

	$—	$612,532	$—	$612,532

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments July 31, 2019	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.1%
Banco Macro SA, ADR	10,450	$723,976
Globant SA(a)(b)	9,614	1,019,084
Grupo Financiero Galicia SA, ADR	23,826	875,367
Pampa Energia SA, ADR(a)(b)	10,450	343,805
YPF SA, ADR	43,472	715,115

		3,677,347
Australia — 5.1%
AGL Energy Ltd.	112,024	1,619,147
Alumina Ltd.	758,252	1,222,943
AMP Ltd.	917,510	1,131,985
APA Group	160,930	1,224,568
Aristocrat Leisure Ltd.	116,622	2,463,700
ASX Ltd.	62,700	3,839,740
Aurizon Holdings Ltd.	611,610	2,428,141
Australia & New Zealand Banking Group Ltd.	517,902	9,962,866
Bank of Queensland Ltd.	147,554	948,876
Bendigo & Adelaide Bank Ltd.	172,216	1,363,862
BHP Group Ltd.	551,760	15,501,056
BHP Group PLC	405,460	9,850,871
BlueScope Steel Ltd.	117,876	1,063,511
Boral Ltd.	366,168	1,302,288
Brambles Ltd.	324,786	2,937,028
CIMIC Group Ltd.	50,160	1,268,476
Cochlear Ltd.	9,614	1,460,138
Coles Group Ltd.(a)	213,500	2,089,600
Commonwealth Bank of Australia	321,860	18,257,602
Computershare Ltd.	152,570	1,665,717
Crown Resorts Ltd.	165,528	1,353,110
CSL Ltd.	84,018	13,297,161
Fortescue Metals Group Ltd.	319,770	1,835,945
Goodman Group	344,432	3,515,891
Insurance Australia Group Ltd.	495,748	2,948,823
James Hardie Industries PLC	89,034	1,220,584
Lendlease Group	112,860	1,131,827
Macquarie Group Ltd.	58,938	5,231,840
Medibank Pvt Ltd.	685,520	1,705,706
Mirvac Group	854,810	1,897,153
National Australia Bank Ltd.	502,018	9,864,916
Newcrest Mining Ltd.	153,083	3,754,134
Oil Search Ltd.	263,885	1,293,187
Orica Ltd.	101,574	1,527,616
Origin Energy Ltd.	333,146	1,823,190
QBE Insurance Group Ltd.	274,626	2,364,182
Ramsay Health Care Ltd.	10,450	524,210
Rio Tinto Ltd.	63,118	4,302,555
Santos Ltd.	361,152	1,799,721
Scentre Group	795,036	2,186,435
Seek Ltd.	80,674	1,162,691
Sonic Healthcare Ltd.	114,532	2,213,511
South32 Ltd.	991,078	2,144,936
Stockland	444,334	1,399,596
Suncorp Group Ltd.	256,652	2,389,884
Sydney Airport	389,158	2,242,380
Tabcorp Holdings Ltd.	421,762	1,305,241
Telstra Corp. Ltd.	725,232	1,984,469
Transurban Group	496,584	5,322,308
Treasury Wine Estates Ltd.	154,660	1,886,810
Washington H Soul Pattinson &Co. Ltd.	42,636	667,376

Security	Shares	Value

Australia (continued)
Wesfarmers Ltd.	219,450	$5,927,721
Westpac Banking Corp.	622,402	12,290,583
Woodside Petroleum Ltd.	168,036	4,018,914
Woolworths Group Ltd.	242,440	5,952,167

		196,088,888
Austria — 0.1%
Erste Group Bank AG	48,488	1,751,323
OMV AG	29,678	1,497,200
Raiffeisen Bank International AG	41,800	987,581
voestalpine AG	40,964	1,096,448

		5,332,552
Belgium — 0.7%
Ageas	46,398	2,514,269
Anheuser-Busch InBev SA/NV	139,194	14,113,898
Groupe Bruxelles Lambert SA	19,228	1,829,995
KBC Group NV	42,218	2,739,481
Solvay SA	14,212	1,469,383
Titan Cement International SA(a)	14,274	311,814
UCB SA	22,572	1,774,798
Umicore SA(b)	45,567	1,442,883

		26,196,521
Brazil — 1.3%
Ambev SA	836,000	4,472,620
B2W Cia. Digital(a)	41,800	421,488
B3 SA - Brasil, Bolsa, Balcao	418,071	4,687,826
Banco do Brasil SA	167,200	2,187,207
BB Seguridade Participacoes SA	167,800	1,447,167
BR Malls Participacoes SA	232,255	926,526
BRF SA(a)	83,659	742,850
CCR SA	334,400	1,328,677
Cia. de Saneamento Basico do Estado de Sao Paulo	83,600	1,186,478
Cia. Siderurgica Nacional SA	167,200	734,550
Cielo SA	334,424	643,499
Embraer SA	167,200	858,085
Engie Brasil Energia SA.	83,600	1,072,496
Hypera SA	125,400	1,005,840
JBSSA	209,000	1,383,113
Klabin SA	167,200	712,775
Kroton Educacional SA	341,844	1,141,115
Localiza Rent a Car SA	125,400	1,466,433
Lojas Renner SA	183,040	2,308,797
Natura Cosmeticos SA	41,800	679,558
Notre Dame Intermedica Participacoes SA	41,800	485,478
Petrobras Distribuidora SA	125,400	886,525
Petroleo Brasileiro SA	627,000	4,797,568
Raia Drogasil SA	41,800	922,186
Rumo SA(a)	250,800	1,461,100
Suzano SA	125,400	1,022,170
TIM Participacoes SA	250,860	814,732
Ultrapar Participacoes SA	167,200	883,859
Vale SA	627,099	8,301,653

		48,982,371
Canada — 6.8%
Agnico Eagle Mines Ltd.	48,488	2,545,975
Alimentation Couche-Tard Inc., Class B	83,182	5,124,642
AltaGas Ltd.	26,334	405,293
Aurora Cannabis Inc.(a)(b)	133,342	836,719
Bank of Montreal	120,384	9,057,563
Bank of Nova Scotia (The)	207,746	11,147,076

38	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Barrick Gold Corp.	323,532	$5,284,820
Bausch Health Companies Inc.(a)	59,774	1,443,425
BCE Inc.	43,472	1,974,390
BlackBerry Ltd.(a)	138,776	1,017,715
Bombardier Inc., Class B(a)	475,266	821,577
Brookfield Asset Management Inc., Class A	157,586	7,760,794
CAE Inc.	20,064	543,790
Cameco Corp.	99,902	922,067
Canadian Imperial Bank of Commerce	73,568	5,816,979
Canadian National Railway Co.	133,760	12,724,593
Canadian Natural Resources Ltd.	215,688	5,490,957
Canadian Pacific Railway Ltd.	28,006	6,720,459
Canadian Tire Corp. Ltd., Class A, NVS	13,794	1,513,805
Canadian Utilities Ltd., Class A, NVS	81,510	2,230,872
Canopy Growth Corp.(a)(b)	39,710	1,308,496
CCL Industries Inc., Class B, NVS	37,202	1,869,803
Cenovus Energy Inc.	201,476	1,882,580
CGI Inc.(a)	45,980	3,556,828
Constellation Software Inc./Canada	3,762	3,597,385
Cronos Group Inc.(a)(b)	37,202	514,762
Dollarama Inc.	59,356	2,210,340
Empire Co. Ltd., Class A, NVS	46,398	1,234,194
Enbridge Inc.	374,528	12,572,208
Encana Corp.	249,546	1,145,918
Fairfax Financial Holdings Ltd.	5,016	2,335,631
First Quantum Minerals Ltd.	126,654	1,172,838
Fortis Inc./Canada	78,166	3,096,520
Franco-Nevada Corp.	37,202	3,249,491
George Weston Ltd.	18,824	1,496,287
Gildan Activewear Inc.	34,694	1,373,334
Great-West Lifeco Inc.	64,827	1,430,672
H&R Real Estate Investment Trust	132,924	2,295,790
Husky Energy Inc.	109,098	850,751
Imperial Oil Ltd.	50,996	1,403,492
Intact Financial Corp.	22,572	2,114,616
Kinross Gold Corp.(a)	310,992	1,264,667
Kirkland Lake Gold Ltd.	30,096	1,250,916
Loblaw Companies Ltd.	34,174	1,782,154
Lundin Mining Corp.	196,042	953,972
Magna International Inc.	56,430	2,860,283
Manulife Financial Corp.	357,808	6,512,288
Metro Inc.	52,250	2,053,950
National Bank of Canada	46,816	2,277,429
Nutrien Ltd.	121,220	6,679,724
Onex Corp.	22,289	1,353,312
Open Text Corp.	57,684	2,472,705
Pembina Pipeline Corp.	101,223	3,691,558
Power Corp. of Canada	96,140	2,048,507
Power Financial Corp.	60,632	1,333,936
PrairieSky Royalty Ltd.	66,044	889,204
Restaurant Brands International Inc.	41,382	3,063,116
RioCan REIT	157,168	3,114,276
Rogers Communications Inc., Class B, NVS	68,970	3,598,321
Royal Bank of Canada	252,890	20,070,971
Saputo Inc.	64,456	1,956,529
Shaw Communications Inc., Class B, NVS	84,436	1,663,450
Shopify Inc., Class A(a)	19,646	6,274,781
SNC-Lavalin Group Inc.	56,430	897,276
Stars Group Inc. (The)(a)(b)	52,250	817,283
Sun Life Financial Inc.	105,754	4,416,517

Security	Shares	Value

Canada (continued)
Suncor Energy Inc.	303,886	$8,763,784
TC Energy Corp.	167,618	8,248,468
Teck Resources Ltd., Class B	90,288	1,856,434
TELUS Corp.	54,758	1,978,235
Thomson Reuters Corp.	42,218	2,849,791
Toronto-Dominion Bank (The)	330,235	19,401,919
Tourmaline Oil Corp.	52,292	692,899
Vermilion Energy Inc.	50,996	918,445
Wheaton Precious Metals Corp.	85,690	2,251,308

		264,353,855

Chile — 0.3%
Aguas Andinas SA, Class A	1,840,454	1,034,559
Banco de Chile	4,458,388	642,359
Banco de Credito e Inversiones SA	15,677	991,848
Banco Santander Chile	11,865,348	862,897
Cencosud SA	262,504	520,511
Colbun SA	3,382,456	637,885
Empresas CMPC SA	317,680	748,197
Empresas COPEC SA	89,452	824,331
Enel Americas SA	8,652,727	1,433,800
Enel Chile SA	9,244,906	841,531
Itau CorpBanca	41,132,036	320,370
Latam Airlines Group SA	72,732	696,189
SACI Falabella	142,009	881,219

		10,435,696

China — 8.3%
3SBio Inc.(c)	418,000	715,543
51job Inc., ADR(a)(b)	8,778	680,734
58.com Inc., ADR(a)	20,482	1,154,775
AAC Technologies Holdings Inc.(b)	122,000	666,271
Agricultural Bank of China Ltd., Class A	1,029,600	537,853
Agricultural Bank of China Ltd., Class H	4,598,000	1,873,762
Air China Ltd., Class H	842,000	828,243
Alibaba Group Holding Ltd., ADR(a)	263,758	45,659,147
Alibaba Health Information Technology Ltd.(a)(b)	836,000	759,330
Alibaba Pictures Group Ltd.(a)	4,180,000	849,040
Aluminum Corp. of China Ltd., Class H(a)	836,000	276,605
Anhui Conch Cement Co. Ltd., Class H	258,000	1,507,876
ANTA Sports Products Ltd.	419,000	3,147,358
Autohome Inc., ADR(a)(b)	14,212	1,208,020
AviChina Industry & Technology Co. Ltd., Class H	1,266,000	684,115
BAIC Motor Corp. Ltd., Class H(c)	418,000	266,994
Baidu Inc., ADR(a)	38,456	4,295,535
Bank of China Ltd., Class H	14,630,000	5,980,659
Bank of Communications Co. Ltd., Class A	633,600	534,175
Bank of Communications Co. Ltd., Class H	1,254,800	918,510
Baozun Inc., ADR(a)(b)	15,466	767,268
Beijing Capital International Airport Co. Ltd., Class H	842,000	666,897
Beijing Enterprises Water Group Ltd.	2,508,000	1,329,629
Brilliance China Automotive Holdings Ltd.	842,000	927,201
BYD Co. Ltd., Class H(b)	106,000	667,586
China Common Rich Renewable Energy Investments Ltd.(a)(d)	7,401	—
China Communications Construction Co. Ltd., Class H	836,000	709,135
China Conch Venture Holdings Ltd.	418,000	1,444,436
China Construction Bank Corp., Class H	17,974,050	13,937,644
China Everbright International Ltd.	1,073,037	952,696
China Everbright Ltd.	836,000	1,112,830
China Evergrande Group	418,000	1,116,034

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China First Capital Group Ltd.(a)	836,000	$256,314
China Galaxy Securities Co. Ltd., Class H(b)	1,254,000	676,028
China Gas Holdings Ltd.	334,400	1,394,775
China Hongqiao Group Ltd.	418,000	307,043
China Huishan Dairy Holdings Co. Ltd.(a)(d)	930,700	2,021
China International Capital Corp. Ltd., Class H(b)(c)	501,600	958,614
China Jinmao Holdings Group Ltd.	1,876,000	1,222,244
China Life Insurance Co. Ltd., Class H	1,254,000	3,227,954
China Longyuan Power Group Corp. Ltd., Class H	1,254,000	770,544
China Mengniu Dairy Co. Ltd.	418,000	1,698,080
China Merchants Bank Co. Ltd., Class A	286,300	1,518,868
China Merchants Bank Co. Ltd., Class H	627,093	3,144,317
China Merchants Port Holdings Co. Ltd.	836,000	1,390,503
China Minsheng Banking Corp. Ltd., Class A	679,298	598,331
China Minsheng Banking Corp. Ltd., Class H	1,255,240	869,122
China Mobile Ltd.	1,254,000	10,693,098
China Molybdenum Co. Ltd., Class H	1,254,000	362,043
China National Building Material Co. Ltd., Class H	840,000	746,867
China Overseas Land & Investment Ltd.	836,000	2,872,852
China Pacific Insurance Group Co. Ltd., Class H	585,200	2,519,353
China Petroleum & Chemical Corp., Class A	316,898	242,339
China Petroleum & Chemical Corp., Class H	5,017,000	3,243,018
China Railway Construction Corp. Ltd., Class H	209,000	243,231
China Resources Beer Holdings Co. Ltd.	836,000	3,951,507
China Shenhua Energy Co. Ltd., Class H	627,000	1,249,531
China State Construction International Holdings Ltd.(b)	842,000	871,268
China Taiping Insurance Holdings Co. Ltd.	334,400	935,546
China Telecom Corp. Ltd., Class H	2,508,000	1,127,781
China Tower Corp. Ltd., Class H(c)	8,360,000	2,178,669
China Unicom Hong Kong Ltd.	1,672,000	1,636,137
China Vanke Co. Ltd., Class A	554,400	2,313,687
China Vanke Co. Ltd., Class H	250,800	949,964
China Yangtze Power Co. Ltd., Class A	198,000	537,853
CIFI Holdings Group Co. Ltd.	836,000	539,327
CITIC Ltd.	1,037,000	1,377,739
CITIC Securities Co. Ltd., Class H	418,000	809,525
CNOOC Ltd.	3,344,000	5,527,838
COSCO SHIPPING Holdings Co. Ltd., Class H(a)	1,254,000	470,977
Country Garden Holdings Co. Ltd.	1,672,828	2,282,324
Country Garden Services Holdings Co. Ltd.	418,000	1,017,780
CRRC Corp. Ltd., Class H	836,000	661,076
CSPC Pharmaceutical Group Ltd.	836,000	1,469,533
Ctrip.com International Ltd., ADR(a)(b)	78,166	3,046,911
Dongfeng Motor Group Co. Ltd., Class H	836,000	750,786
ENN Energy Holdings Ltd.	125,400	1,301,594
Fosun International Ltd.	716,000	945,776
Fullshare Holdings Ltd.(a)	2,090,000	74,758
GDS Holdings Ltd., ADR(a)(b)	16,302	671,316
Geely Automobile Holdings Ltd.	836,000	1,296,521
GOME Retail Holdings Ltd.(a)(b)	4,703,320	504,706
Great Wall Motor Co. Ltd., Class H(b)	836,000	573,502
Guangdong Investment Ltd.	836,000	1,762,158
Guangzhou Automobile Group Co. Ltd., Class H	1,186,028	1,219,679
Guangzhou R&F Properties Co. Ltd., Class H	334,800	611,612
Haitong Securities Co. Ltd., Class H	836,000	838,360
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	316,872	1,419,427
Hengan International Group Co. Ltd.	209,000	1,581,938
HengTen Networks Group Ltd.(a)	10,032,000	190,954
Huaneng Power International Inc., Class H	1,672,000	978,265
Huazhu Group Ltd., ADR	27,170	890,089

Security	Shares	Value

China (continued)
Hutchison China MediTech Ltd., ADR(a)(b)	13,376	$279,692
Industrial & Commercial Bank of China Ltd., Class A	1,063,400	870,299
Industrial & Commercial Bank of China Ltd., Class H	9,614,285	6,509,499
Industrial Bank Co. Ltd., Class A	396,042	1,099,382
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	158,499	717,586
Inner Mongolia Yitai Coal Co. Ltd., Class B	668,800	678,163
iQIYI Inc., ADR(a)(b)	34,694	644,961
JD.com Inc., ADR(a)(b)	133,342	3,988,259
Jiangsu Hengrui Medicine Co. Ltd., Class A	79,200	769,314
Jiangxi Copper Co. Ltd., Class H	836,000	1,041,275
Kunlun Energy Co. Ltd.	836,000	733,699
Legend Holdings Corp., Class H(c)	125,400	296,363
Lenovo Group Ltd.	1,672,000	1,358,464
Li Ning Co. Ltd.	418,000	1,039,140
Longfor Group Holdings Ltd.(c)	418,000	1,559,243
Luye Pharma Group Ltd.(b)(c)	627,000	489,399
Meitu Inc.(a)(b)(c)	836,000	246,702
Meituan Dianping, Class B(a)	209,000	1,707,425
Midea Group Co. Ltd., Class A	118,800	942,967
Momo Inc., ADR	30,096	1,022,361
NetEase Inc., ADR	13,376	3,087,448
New China Life Insurance Co. Ltd., Class H	209,000	1,049,285
New Oriental Education & Technology Group Inc., ADR(a)	28,842	3,008,509
NIO Inc., ADR(a)(b)	91,960	319,101
Noah Holdings Ltd., ADR(a)(b)	12,122	392,026
PetroChina Co. Ltd., Class H	4,184,000	2,223,513
PICC Property & Casualty Co. Ltd., Class H	1,244,285	1,489,410
Pinduoduo Inc., ADR(a)(b)	39,292	875,033
Ping An Insurance Group Co. of China Ltd., Class A	79,200	1,012,382
Ping An Insurance Group Co. of China Ltd., Class H	1,045,000	12,468,606
Semiconductor Manufacturing International Corp.(a)	726,800	862,552
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	851,912	1,003,552
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	459,800	888,128
Shanghai Pudong Development Bank Co. Ltd., Class A	633,600	1,091,336
Shenzhou International Group Holdings Ltd.	125,400	1,741,333
Shimao Property Holdings Ltd.	418,500	1,168,158
Shui On Land Ltd.	2,926,000	627,969
Sihuan Pharmaceutical Holdings Group Ltd.	1,672,000	346,024
SINA Corp./China(a)	19,646	768,552
Sino Biopharmaceutical Ltd.	1,672,000	2,067,599
Sino-Ocean Group Holding Ltd.	1,096,000	445,238
Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,052,000	368,232
Sinopharm Group Co. Ltd., Class H	334,400	1,247,395
SOHO China Ltd.	1,254,000	403,695
Sun Art Retail Group Ltd.	627,000	637,581
Sunac China Holdings Ltd.	418,000	1,911,675
Sunny Optical Technology Group Co. Ltd.	167,200	1,973,617
TAL Education Group, ADR(a)(b)	66,880	2,153,536
Tencent Holdings Ltd.	1,045,000	49,153,541
Tingyi Cayman Islands Holding Corp.	836,000	1,253,802
Vipshop Holdings Ltd., ADR(a)(b)	94,886	721,134
Want Want China Holdings Ltd.	1,672,000	1,309,337
Weibo Corp., ADR(a)(b)	14,630	573,057
Weichai Power Co. Ltd., Class H	418,000	651,465
Wuliangye Yibin Co. Ltd., Class A	39,600	693,635
Wuxi Biologics Cayman Inc.(a)(c)	209,000	2,252,092
Xiaomi Corp., Class B(a)(b)(c)	752,400	869,866
Yanzhou Coal Mining Co. Ltd., Class H	836,000	743,310

40	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Yum China Holdings Inc.	70,642	$3,214,211
YY Inc., ADR(a)(b)	13,376	858,605
Zhuzhou CRRC Times Electric Co. Ltd., Class H	167,200	804,185
Zijin Mining Group Co. Ltd., Class A	594,000	315,471
ZTE Corp., Class H(a)	167,200	506,220
ZTO Express Cayman Inc., ADR	53,086	1,043,140

		320,288,623

Colombia — 0.0%
Cementos Argos SA	284,240	663,874
Ecopetrol SA	1,136,125	1,014,490

		1,678,364

Czech Republic — 0.1%
CEZ AS	37,620	849,974
Komercni Banka AS	50,160	1,946,838

		2,796,812

Denmark — 1.1%
AP Moller - Maersk A/S, Class A	1,254	1,350,920
AP Moller - Maersk A/S, Class B, NVS	836	945,862
Carlsberg A/S, Class B	17,556	2,412,473
Chr Hansen Holding A/S	18,810	1,655,882
Coloplast A/S, Class B	20,064	2,358,025
Danske Bank A/S	140,030	2,093,147
Demant A/S(a)(b)	32,604	969,129
DSV A/S	33,858	3,256,232
Genmab A/S(a)	12,540	2,340,972
H Lundbeck A/S	16,302	635,391
Novo Nordisk A/S, Class B	315,172	15,226,041
Novozymes A/S, Class B	42,218	1,972,207
Orsted A/S(c)	25,498	2,342,730
Pandora A/S	21,947	850,176
Tryg A/S	61,446	1,889,194
Vestas Wind Systems A/S	36,366	3,008,336

		43,306,717

Egypt — 0.0%
Commercial International Bank Egypt SAE	230,748	1,007,521
EISewedy Electric Co.	294,992	215,413

		1,222,934

Finland — 0.8%
Fortum OYJ	85,764	1,986,184
Kone OYJ, Class B	65,626	3,770,307
Metso OYJ	35,112	1,364,761
Neste OYJ	80,256	2,679,817
Nokia OYJ	1,081,784	5,877,153
Nokian Renkaat OYJ	39,710	1,148,214
Nordea Bank Abp	532,950	3,444,427
Orion OYJ, Class B	30,514	1,053,542
Sampo OYJ, Class A	81,092	3,401,142
Stora Enso OYJ, Class R	131,252	1,524,929
UPM-Kymmene OYJ	97,394	2,651,320
Wartsila OYJ Abp	87,362	1,107,406

		30,009,202

France — 7.5%
Accor SA	35,195	1,579,200
Aeroports de Paris	7,942	1,376,796
Air Liquide SA	79,420	11,053,276
Airbus SE	109,516	15,615,008
Alstom SA	36,784	1,598,895
Amundi SA(c)	23,826	1,655,339

Security	Shares	Value

France (continued)
Arkema SA	17,974	$1,635,001
Atos SE	20,482	1,666,108
AXA SA	369,512	9,421,394
BNP Paribas SA	207,746	9,756,417
Bouygues SA	45,144	1,627,526
Bureau Veritas SA	64,372	1,619,065
Capgemini SE	30,324	3,891,155
Carrefour SA	110,352	2,138,481
Casino Guichard Perrachon SA(b)	13,794	512,965
Cie. de Saint-Gobain	93,632	3,623,203
Cie. Generale des Etablissements Michelin SCA	30,514	3,412,717
CNP Assurances	31,768	661,428
Covivio	7,524	773,636
Credit Agricole SA	175,978	2,112,167
Danone SA	114,950	10,034,048
Dassault Systemes SE	25,916	3,981,972
Edenred	47,652	2,410,852
Eiffage SA	13,376	1,330,824
Electricite de France SA	103,664	1,294,429
Engie SA	279,224	4,327,560
EssilorLuxottica SA	51,832	7,078,099
Eurofins Scientific SE(b)	2,508	1,077,869
Eutelsat Communications SA	50,578	975,350
Gecina SA	12,542	1,935,446
Getlink SE	135,432	1,967,809
Hermes International	5,957	4,222,264
Iliad SA	6,688	698,474
Ingenico Group SA	12,540	1,200,735
Ipsen SA	9,614	1,110,028
Kering SA	14,630	7,647,704
Legrand SA	50,996	3,625,903
L’Oreal SA	45,980	12,388,977
LVMH Moet Hennessy Louis Vuitton SE	52,668	22,007,794
Natixis SA	254,562	1,032,249
Orange SA	379,544	5,673,193
Pernod Ricard SA	37,620	6,661,984
Peugeot SA	110,770	2,634,356
Publicis Groupe SA	43,054	2,143,233
Remy Cointreau SA	12,122	1,807,199
Renault SA	33,858	1,905,231
Safran SA	63,954	9,246,147
Sanofi	207,746	17,454,226
Sartorius Stedim Biotech	7,106	1,144,840
Schneider Electric SE	104,918	9,120,968
SCOR SE	40,964	1,696,666
SES SA	75,240	1,253,232
Societe Generale SA	126,236	3,120,938
Sodexo SA	16,720	1,929,553
STMicroelectronics NV	137,104	2,551,571
Suez	74,404	1,100,134
Teleperformance	12,540	2,647,201
Thales SA	22,154	2,517,192
TOTAL SA	445,170	23,313,000
Ubisoft Entertainment SA(a)	17,974	1,496,116
Unibail-Rodamco-Westfield	15,564	2,096,803
Unibail-Rodamco-Westfield, New	6,590	887,814
Valeo SA(b)	42,218	1,334,957
Veolia Environnement SA	99,984	2,543,711
Vinci SA	99,484	10,327,772
Vivendi SA	181,412	5,085,959

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Wendel SA	12,122	$1,687,079
Worldline SA/France(a)(c)	18,810	1,357,110

		290,816,348

Germany — 5.4%
1&1 Drillisch AG	16,302	495,513
adidas AG	34,276	11,050,065
Allianz SE, Registered	79,002	18,506,954
BASF SE	162,602	10,958,414
Bayer AG, Registered	166,364	10,882,241
Bayerische Motoren Werke AG	58,102	4,323,283
Beiersdorf AG	12,540	1,466,013
Brenntag AG	32,684	1,615,368
Carl Zeiss Meditec AG, Bearer	35,948	3,980,436
Commerzbank AG	191,862	1,316,535
Continental AG	18,392	2,564,621
Covestro AG(c)	36,784	1,683,672
Daimler AG, Registered	156,750	8,184,369
Delivery Hero SE(a)(c)	33,022	1,602,292
Deutsche Bank AG, Registered	348,194	2,729,261
Deutsche Boerse AG	38,874	5,466,555
Deutsche Lufthansa AG, Registered	56,848	909,859
Deutsche Post AG, Registered	182,248	5,988,018
Deutsche Telekom AG, Registered	630,344	10,443,154
Deutsche Wohnen SE	64,372	2,380,936
E.ON SE	412,566	4,158,963
Fresenius Medical Care AG & Co. KGaA	40,546	2,839,552
Fresenius SE & Co. KGaA	76,494	3,878,569
GEA Group AG	43,472	1,096,299
HeidelbergCement AG	30,096	2,198,853
Henkel AG & Co. KGaA	19,646	1,860,371
HUGO BOSS AG	18,392	1,170,502
Infineon Technologies AG	216,106	4,095,223
Innogy SE	27,185	1,148,662
KION Group AG	17,974	972,795
LANXESS AG	23,826	1,436,219
Merck KGaA	21,736	2,237,127
METRO AG(b)	53,504	833,999
MTU Aero Engines AG	10,868	2,740,747
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	31,768	7,703,691
Puma SE	25,080	1,766,197
QIAGEN NV(a)	51,832	1,989,832
RWE AG	105,336	2,868,695
SAP SE	185,174	23,033,613
Siemens AG, Registered	143,792	15,848,099
Siemens Healthineers AG(c)	3,762	158,392
Symrise AG	17,138	1,595,972
thyssenkrupp AG(b)	86,526	1,126,192
TUI AG	90,706	908,067
Uniper SE	50,578	1,573,963
United Internet AG, Registered(e)	33,858	1,020,471
Volkswagen AG	5,434	935,968
Vonovia SE	91,542	4,511,105
Wirecard AG	22,990	3,880,514
Zalando SE(a)(b)(c)	29,260	1,357,854

		207,494,065

Greece — 0.1%
Alpha Bank AE(a)	321,860	631,787
Hellenic Telecommunications Organization SA	19,122	264,853

Security	Shares	Value

Greece (continued)
Jumbo SA	52,668	$1,035,005
OPAP SA	46,296	524,738

		2,456,383

Hong Kong — 2.6%
AIA Group Ltd.	2,257,200	23,327,774
ASM Pacific Technology Ltd.	125,400	1,477,810
Bank of East Asia Ltd. (The)	503,400	1,459,802
BOC Hong Kong Holdings Ltd.	627,000	2,410,953
CK Asset Holdings Ltd.	459,060	3,480,526
CK Hutchison Holdings Ltd.	459,060	4,319,137
CLP Holdings Ltd.	418,500	4,557,688
Galaxy Entertainment Group Ltd.	418,000	2,883,532
Hang Seng Bank Ltd.	167,200	3,992,090
Henderson Land Development Co. Ltd.	458,617	2,387,440
Hong Kong & China Gas Co. Ltd.	2,288,766	5,069,968
Hong Kong Exchanges & Clearing Ltd.	256,500	8,703,024
Jardine Matheson Holdings Ltd.	41,800	2,545,202
Jardine Strategic Holdings Ltd.(b)	41,800	1,442,100
Link REIT	418,000	4,880,645
Melco Resorts & Entertainment Ltd., ADR	61,446	1,380,692
MTR Corp. Ltd.	418,000	2,752,705
New World Development Co. Ltd.	1,381,000	1,958,265
Power Assets Holdings Ltd.	431,000	3,091,589
Sands China Ltd.	501,600	2,441,390
SJM Holdings Ltd.	836,000	918,458
Sun Hung Kai Properties Ltd.	419,000	6,792,511
Swire Pacific Ltd., Class A	210,500	2,412,122
Techtronic Industries Co. Ltd.	209,000	1,571,258
WH Group Ltd.(c)	1,672,000	1,646,817
Wharf Holdings Ltd. (The)	418,000	1,022,052
Wharf Real Estate Investment Co. Ltd.	418,000	2,653,917
Wynn Macau Ltd.	334,400	762,961

		102,342,428

Hungary — 0.1%
MOL Hungarian Oil & Gas PLC	111,606	1,144,482
OTP Bank Nyrt	37,620	1,581,699

		2,726,181

Indonesia — 0.6%
Adaro Energy Tbk PT	4,347,200	393,875
Astra International Tbk PT	2,884,200	1,440,351
Bank Central Asia Tbk PT	1,713,800	3,784,127
Bank Mandiri Persero Tbk PT	3,427,684	1,950,188
Bank Rakyat Indonesia Persero Tbk PT	10,784,400	3,446,823
Bank Tabungan Negara Persero Tbk PT	2,424,400	425,485
Barito Pacific Tbk PT	877,800	242,981
Charoen Pokphand Indonesia Tbk PT	1,755,600	673,207
Gudang Garam Tbk PT	209,000	1,125,740
Indah Kiat Pulp & Paper Corp. Tbk PT	752,400	401,241
Indocement Tunggal Prakarsa Tbk PT	459,800	737,248
Kalbe Farma Tbk PT	7,900,200	828,515
Pabrik Kertas Tjiwi Kimia Tbk PT	627,000	536,777
Perusahaan Gas Negara Tbk PT	3,218,900	470,767
Semen Indonesia Persero Tbk PT	1,045,200	960,045
Telekomunikasi Indonesia Persero Tbk PT	9,781,200	3,000,582
Unilever Indonesia Tbk PT	418,000	1,300,193
United Tractors Tbk PT	459,845	817,695

		22,535,840

Ireland — 0.4%
AIB Group PLC	183,920	634,807

42	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ireland (continued)
Bank of Ireland Group PLC	180,193	$802,507
CRH PLC	147,711	4,933,842
Flutter Entertainment PLC	16,302	1,299,223
Irish Bank Resolution Corp. Ltd.(a)(d)	64,486	1
Kerry Group PLC, Class A	28,006	3,286,570
Kingspan Group PLC	30,932	1,525,678
Smurfit Kappa Group PLC	40,964	1,300,777

		13,783,405
Israel — 0.4%
Bank Hapoalim BM	222,376	1,697,279
Bank Leumi Le-Israel BM	309,738	2,273,721
Check Point Software Technologies Ltd.(a)(b)	24,428	2,734,715
CyberArk Software Ltd.(a)	9,614	1,335,192
Elbit Systems Ltd.	10,450	1,687,827
Israel Chemicals Ltd.	216,106	1,176,659
Nice Ltd.(a)	15,466	2,383,433
Teva Pharmaceutical Industries Ltd., ADR(a)	193,952	1,538,039
Wix.com Ltd.(a)	10,450	1,552,034

		16,378,899
Italy — 1.5%
Assicurazioni Generali SpA	202,730	3,801,117
Atlantia SpA	96,558	2,500,628
CNH Industrial NV	196,460	2,006,707
Davide Campari-Milano SpA	35,112	329,169
Enel SpA	1,469,688	10,143,735
Eni SpA	467,324	7,390,603
Ferrari NV	24,244	3,931,569
Fiat Chrysler Automobiles NV	209,000	2,800,784
FinecoBank Banca Fineco SpA	65,849	659,260
Intesa Sanpaolo SpA	2,728,704	5,955,967
Leonardo SpA	65,436	804,335
Mediobanca Banca di Credito Finanziario SpA	146,300	1,474,810
Moncler SpA	52,668	2,179,669
Prysmian SpA	64,506	1,340,897
Snam SpA	418,418	2,067,981
Telecom Italia SpA/Milano(a)	1,952,896	1,110,225
Tenaris SA	92,796	1,176,287
Terna Rete Elettrica Nazionale SpA	481,118	2,948,364
UniCredit SpA	345,686	4,101,353

		56,723,460
Japan — 16.0%
Acom Co. Ltd.	376,200	1,337,446
Advantest Corp.	41,800	1,643,896
Aeon Co. Ltd.	125,400	2,185,188
AEON Financial Service Co. Ltd.	41,800	679,118
Aeon Mall Co. Ltd.	83,600	1,291,248
AGC Inc./Japan	41,800	1,289,708
Aisin Seiki Co. Ltd.	41,900	1,368,045
Ajinomoto Co. Inc.	125,400	2,260,261
Alps Alpine Co. Ltd.	41,800	769,975
ANA Holdings Inc.	41,800	1,409,824
Asahi Group Holdings Ltd.	83,600	3,645,830
Asahi Kasei Corp.	292,600	2,999,436
Astellas Pharma Inc.	376,200	5,382,700
Bandai Namco Holdings Inc.	41,800	2,271,425
Bridgestone Corp.	125,400	4,735,344
Brother Industries Ltd.	83,600	1,497,601
Canon Inc.	209,000	5,718,024
Casio Computer Co. Ltd.	83,600	959,388

Security	Shares	Value

Japan (continued)
Central Japan Railway Co.	25,800	$5,208,713
Chubu Electric Power Co. Inc.	167,200	2,369,982
Chugai Pharmaceutical Co. Ltd.	41,800	3,002,901
Chugoku Electric Power Co. Inc. (The)	167,200	2,092,791
Coca-Cola Bottlers Japan Holdings Inc.	41,800	1,036,771
Concordia Financial Group Ltd.	292,600	1,037,541
Credit Saison Co. Ltd.	41,800	512,418
Dai-ichi Life Holdings Inc.	209,000	3,093,373
Daiichi Sankyo Co. Ltd.	125,400	7,677,032
Daikin Industries Ltd.	41,800	5,230,053
Daito Trust Construction Co. Ltd.	4,000	518,536
Daiwa House Industry Co. Ltd.	83,600	2,395,391
Daiwa Securities Group Inc.	418,000	1,815,215
Denso Corp.	83,600	3,571,143
Dentsu Inc.	41,800	1,393,654
East Japan Railway Co.	41,800	3,851,798
Eisai Co. Ltd.	41,900	2,279,175
Electric Power Development Co. Ltd.	83,600	1,884,128
FANUC Corp.	41,800	7,518,803
Fast Retailing Co. Ltd.	9,500	5,735,436
FUJIFILM Holdings Corp.	83,600	3,989,239
Fujitsu Ltd.	41,800	3,288,947
Hino Motors Ltd.	167,200	1,350,536
Hitachi Construction Machinery Co. Ltd.	41,800	994,037
Hitachi High-Technologies Corp.	41,800	2,136,680
Hitachi Ltd.	167,200	5,993,483
Honda Motor Co. Ltd.	334,400	8,348,065
Hoya Corp.	83,600	6,471,637
Hulic Co. Ltd.	125,400	1,083,354
Idemitsu Kosan Co. Ltd.	41,872	1,164,664
IHI Corp.	41,800	1,003,277
Inpex Corp.	209,000	1,850,442
Isetan Mitsukoshi Holdings Ltd.	125,400	1,002,507
Isuzu Motors Ltd.	125,400	1,399,236
ITOCHU Corp.	209,000	4,007,718
Japan Exchange Group Inc.	144,300	2,130,443
Japan Post Holdings Co. Ltd.	292,600	2,878,165
Japan Prime Realty Investment Corp.	418	1,853,714
Japan Retail Fund Investment Corp.	1,199	2,416,221
Japan Tobacco Inc.	209,000	4,657,384
JFE Holdings Inc.	125,500	1,673,141
JSR Corp.	83,600	1,392,884
JTEKT Corp.	83,600	999,427
JXTG Holdings Inc.	668,800	3,170,448
Kakaku.com Inc.	41,800	876,231
Kansai Electric Power Co. Inc. (The)	167,200	2,072,772
Kao Corp.	83,600	6,143,628
Kawasaki Heavy Industries Ltd.	41,800	916,270
KDDI Corp.	334,400	8,788,491
Keyence Corp.	17,400	10,117,080
Kikkoman Corp.	41,800	1,915,312
Kintetsu Group Holdings Co. Ltd.	41,800	1,994,234
Kirin Holdings Co. Ltd.	167,200	3,649,680
Kobe Steel Ltd.	125,400	813,093
Komatsu Ltd.	167,200	3,765,946
Konica Minolta Inc.	167,200	1,401,354
Kubota Corp.	190,200	2,964,895
Kuraray Co. Ltd.	125,400	1,496,831
Kurita Water Industries Ltd.	83,600	2,131,290
Kyocera Corp.	41,800	2,575,565

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Kyowa Kirin Co. Ltd.	83,600	$1,388,264
Kyushu Electric Power Co. Inc.	125,400	1,250,824
Lion Corp.	41,800	826,568
M3 Inc.	83,600	1,706,264
Makita Corp.	41,800	1,384,029
Marubeni Corp.	376,200	2,460,069
Mazda Motor Corp.	167,200	1,661,605
Mebuki Financial Group Inc.	668,800	1,656,985
MEIJI Holdings Co. Ltd.	41,890	2,920,629
MINEBEA MITSUMI Inc.	83,600	1,448,322
MISUMI Group Inc.	83,600	1,904,917
Mitsubishi Chemical Holdings Corp.	334,400	2,391,849
Mitsubishi Corp.	250,800	6,783,092
Mitsubishi Electric Corp.	376,200	4,963,449
Mitsubishi Estate Co. Ltd.	225,000	4,169,468
Mitsubishi Heavy Industries Ltd.	41,800	1,735,523
Mitsubishi Motors Corp.	167,200	742,256
Mitsubishi UFJ Financial Group Inc.	2,273,800	10,977,904
Mitsui & Co. Ltd.	334,400	5,479,140
Mitsui Chemicals Inc.	83,600	1,931,096
Mitsui Fudosan Co. Ltd.	167,200	3,805,985
Mitsui OSK Lines Ltd.	41,800	1,034,461
Mizuho Financial Group Inc.	4,639,800	6,598,067
MS&AD Insurance Group Holdings Inc.	103,700	3,420,214
Murata Manufacturing Co. Ltd.	125,400	5,593,481
Nabtesco Corp.	42,100	1,148,129
NEC Corp.	34,200	1,411,154
Nexon Co. Ltd.(a)	83,600	1,333,596
Nidec Corp.	41,800	5,665,089
Nikon Corp.	83,600	1,138,023
Nintendo Co. Ltd.	17,500	6,463,274
Nippon Building Fund Inc.	436	3,067,962
Nippon Paint Holdings Co. Ltd.	41,800	1,830,615
Nippon Steel Corp.	167,286	2,644,683
Nippon Telegraph & Telephone Corp.	125,400	5,684,723
Nippon Yusen KK	83,600	1,403,664
Nissan Motor Co. Ltd.	418,000	2,736,490
Nisshin Seifun Group Inc.	83,625	1,590,473
Nissin Foods Holdings Co. Ltd.	41,800	2,614,064
Nitto Denko Corp.	42,100	2,089,975
Nomura Holdings Inc.	711,600	2,251,953
Nomura Real Estate Holdings Inc.	83,600	1,707,034
Nomura Real Estate Master Fund Inc.	1,254	1,996,929
NSK Ltd.	125,400	1,070,650
NTT DOCOMO Inc.	292,600	7,047,193
Olympus Corp.	209,000	2,296,449
Omron Corp.	41,800	2,017,334
Ono Pharmaceutical Co. Ltd.	85,100	1,554,256
Oriental Land Co. Ltd./Japan	41,800	5,559,217
ORIX Corp.	250,800	3,606,946
Osaka Gas Co. Ltd.	83,600	1,543,029
Otsuka Holdings Co. Ltd.	83,600	3,092,988
Pan Pacific International Holdings Corp.	41,800	2,679,512
Panasonic Corp.	418,000	3,559,978
Rakuten Inc.	209,000	2,148,229
Recruit Holdings Co. Ltd.	209,000	7,156,915
Renesas Electronics Corp.(a)	167,200	999,427
Resona Holdings Inc.	543,400	2,224,149
Ricoh Co. Ltd.	125,400	1,157,272
Rohm Co. Ltd.	41,800	2,952,853

Security	Shares	Value

Japan (continued)
Santen Pharmaceutical Co. Ltd.	125,400	$2,033,888
SBI Holdings Inc./Japan	58,600	1,346,059
Secom Co. Ltd.	42,100	3,315,654
Sekisui House Ltd.	125,400	2,119,933
Seven & i Holdings Co. Ltd.	125,400	4,305,698
Seven Bank Ltd.	334,400	908,570
Sharp Corp./Japan(b)	41,800	530,898
Shimadzu Corp.	41,800	1,015,597
Shimano Inc.	8,000	1,136,910
Shin-Etsu Chemical Co. Ltd.	83,600	8,589,067
Shinsei Bank Ltd.	125,400	1,905,687
Shionogi & Co. Ltd.	41,800	2,331,868
Shiseido Co. Ltd.	83,600	6,195,216
SMC Corp./Japan	4,600	1,688,750
Softbank Corp.	292,600	3,958,825
SoftBank Group Corp.	334,400	17,333,670
Sompo Holdings Inc.	41,800	1,744,763
Sony Corp.	250,800	14,252,231
Stanley Electric Co. Ltd.	83,600	2,085,091
Subaru Corp.	125,400	2,938,801
SUMCO Corp.	41,800	558,232
Sumitomo Chemical Co. Ltd.	418,000	1,924,937
Sumitomo Corp.	218,600	3,268,682
Sumitomo Dainippon Pharma Co. Ltd.	41,800	772,670
Sumitomo Electric Industries Ltd.	167,200	2,085,091
Sumitomo Heavy Industries Ltd.	41,800	1,360,930
Sumitomo Metal Mining Co. Ltd.	41,800	1,199,236
Sumitomo Mitsui Financial Group Inc.	250,800	8,793,881
Sumitomo Mitsui Trust Holdings Inc.	83,600	2,875,085
Sumitomo Realty & Development Co. Ltd.	41,800	1,531,095
Sumitomo Rubber Industries Ltd.	125,400	1,377,870
Suzuki Motor Corp.	41,800	1,643,511
Sysmex Corp.	41,800	3,058,339
T&D Holdings Inc.	126,600	1,429,533
Taisei Corp.	41,800	1,451,402
Taiyo Nippon Sanso Corp.	58,600	1,209,510
Takeda Pharmaceutical Co. Ltd.	292,613	9,796,438
TDK Corp.	42,100	3,284,246
Terumo Corp.	125,400	3,675,089
Tohoku Electric Power Co. Inc.	125,400	1,260,064
Tokio Marine Holdings Inc.	125,400	6,695,315
Tokyo Electric Power Co. Holdings Inc.(a)	334,400	1,616,947
Tokyo Electron Ltd.	42,100	7,248,994
Tokyo Gas Co. Ltd.	83,600	2,095,486
Tokyu Corp.	83,600	1,472,192
Tokyu Fudosan Holdings Corp.	250,800	1,462,182
Toray Industries Inc.	334,400	2,318,856
Toshiba Corp.	125,500	4,028,252
Toyo Seikan Group Holdings Ltd.	83,600	1,469,882
Toyo Suisan Kaisha Ltd.	41,800	1,692,019
Toyota Industries Corp.	41,900	2,188,100
Toyota Motor Corp.	459,800	29,745,662
Toyota Tsusho Corp.	83,600	2,440,820
Trend Micro Inc./Japan	41,800	1,834,465
Unicharm Corp.	83,600	2,385,382
United Urban Investment Corp.	989	1,676,950
USS Co. Ltd.	125,400	2,502,803
West Japan Railway Co.	41,800	3,441,017
Yahoo Japan Corp.	627,000	1,853,714
Yakult Honsha Co. Ltd.	41,800	2,375,372

44	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Yamada Denki Co. Ltd.	292,600	$1,296,252
Yamaha Motor Co. Ltd.	83,600	1,476,811
Yamato Holdings Co. Ltd.	83,600	1,650,441
Yaskawa Electric Corp.	43,000	1,445,545
Yokogawa Electric Corp.	83,600	1,511,460
ZOZO Inc.(b)	41,800	794,229

		617,238,485
Malaysia — 0.6%
Alliance Bank Malaysia Bhd	962,600	858,444
Axiata Group Bhd	627,000	764,282
British American Tobacco Malaysia Bhd	41,800	228,727
CIMB Group Holdings Bhd	877,800	1,080,631
Dialog Group Bhd	836,000	698,946
DiGi.Com Bhd(b)	919,600	1,114,261
Gamuda Bhd	418,000	375,810
Genting Bhd	459,800	765,498
Genting Malaysia Bhd	543,400	509,623
Hartalega Holdings Bhd	376,200	451,276
Hong Leong Bank Bhd	250,800	1,091,571
Hong Leong Financial Group Bhd	125,400	546,393
IHH Healthcare Bhd	627,000	872,163
IOI Corp. Bhd	710,600	721,535
Kuala Lumpur Kepong Bhd	209,000	1,196,312
Malayan Banking Bhd	334,400	700,972
Malaysia Airports Holdings Bhd	319,000	648,591
Maxis Bhd	668,800	920,583
Petronas Chemicals Group Bhd	752,400	1,365,679
Petronas Dagangan Bhd	125,400	714,140
Petronas Gas Bhd	209,000	814,424
PPB Group Bhd	209,000	947,122
Public Bank Bhd	418,040	2,218,606
RHB Bank Bhd	376,295	501,544
RHB Capital Bhd(a)(d)	141,000	—
Sime Darby Bhd	585,200	310,575
Sime Darby Plantation Bhd	585,200	653,768
Sime Darby Property Bhd	397,800	93,991
Tenaga Nasional Bhd	501,600	1,679,901
YTL Corp. Bhd	847,454	211,530

		23,056,898
Mexico — 0.6%
Alfa SAB de CV, Class A	1,295,800	1,133,179
America Movil SAB de CV, Series L, NVS	6,102,800	4,333,825
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	668,800	964,677
Cemex SAB de CV, CPO	2,884,208	1,034,727
Fibra Uno Administracion SA de CV	602,100	781,242
Fomento Economico Mexicano SAB de CV	376,200	3,442,476
Grupo Aeroportuario del Sureste SAB de CV, Class B	87,780	1,345,446
Grupo Financiero Banorte SAB de CV, Class O	459,800	2,336,999
Grupo Financiero Inbursa SAB de CV, Class O	961,400	1,191,225
Grupo Mexico SAB de CV, Series B	668,829	1,652,143
Grupo Televisa SAB, CPO	543,400	1,040,010
Industrias Penoles SAB de CV	50,160	468,747
Kimberly-Clark de Mexico SAB de CV, Class A	794,200	1,666,451
Wal-Mart de Mexico SAB de CV	1,212,200	3,610,625

		25,001,772
Netherlands — 2.5%
ABN AMRO Bank NV, CVA(c)	71,896	1,437,680
Adyen NV(a)(c)	2,090	1,598,653

Security	Shares	Value

Netherlands (continued)
Aegon NV	369,094	$1,839,819
AerCap Holdings NV(a)	26,713	1,456,660
Akzo Nobel NV	44,726	4,255,232
ArcelorMittal	116,204	1,878,361
ASML Holding NV	77,330	17,460,918
EXOR NV	24,662	1,728,798
Heineken Holding NV	21,736	2,219,219
Heineken NV	45,144	4,881,573
ING Groep NV	773,718	8,676,599
Koninklijke Ahold Delhaize NV	215,688	4,912,206
Koninklijke DSM NV	37,620	4,724,752
Koninklijke KPN NV	693,462	1,992,791
Koninklijke Philips NV	182,248	8,620,839
NN Group NV	56,848	2,153,913
NXP Semiconductors NV	57,266	5,920,732
Unilever NV	254,980	14,856,208
Wolters Kluwer NV	59,774	4,363,173

		94,978,126
New Zealand — 0.2%
a2 Milk Co. Ltd.(a)(b)	142,538	1,695,232
Auckland International Airport Ltd.	459,382	2,821,202
Fletcher Building Ltd.	213,598	699,234
Ryman Healthcare Ltd.	162,602	1,384,393
Spark New Zealand Ltd.	608,608	1,598,691

		8,198,752
Norway — 0.5%
Aker BP ASA	35,530	1,019,495
DNB ASA	150,480	2,720,080
Equinor ASA	159,258	2,881,472
Gjensidige Forsikring ASA	92,796	1,822,140
Mowi ASA	75,577	1,833,844
Norsk Hydro ASA	293,018	1,014,612
Orkla ASA	190,289	1,635,441
Schibsted ASA, Class B	24,244	631,611
Telenor ASA	114,532	2,348,712
Yara International ASA	35,966	1,706,085

		17,613,492
Pakistan — 0.0%
MCB Bank Ltd.	292,600	320,485

Peru — 0.1%
Credicorp Ltd.	14,212	3,098,074

Philippines — 0.3%
Ayala Land Inc.	2,253,020	2,204,872
Bank of the Philippine Islands	764,946	1,352,889
BDO Unibank Inc.	25,080	72,449
International Container Terminal Services Inc.	225,720	598,815
JG Summit Holdings Inc.	953,040	1,222,026
Jollibee Foods Corp.	313,530	1,595,761
Metropolitan Bank & Trust Co.	764,943	1,138,677
PLDT Inc.	22,990	519,548
SM Prime Holdings Inc.	2,508,000	1,798,909

		10,503,946
Poland — 0.3%
Alior Bank SA(a)	33,022	402,518
Bank Millennium SA(a)	282,986	556,157
Bank Polska Kasa Opieki SA	25,080	672,080
CD Projekt SA	17,556	1,049,004
Cyfrowy Polsat SA	106,172	828,579

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Poland (continued)
KGHM Polska Miedz SA(a)	31,350	$768,836
mBank SA(a)	7,194	653,006
Polski Koncern Naftowy ORLEN SA	52,250	1,321,572
Polskie Gornictwo Naftowe i Gazownictwo SA	516,648	755,661
Powszechna Kasa Oszczednosci Bank Polski SA	149,226	1,584,430
Powszechny Zaklad Ubezpieczen SA	96,558	1,048,799
Santander Bank Polska SA	10,450	888,830

		10,529,472
Portugal — 0.1%
Banco Espirito Santo SA, Registered(a)(d)	4	—
EDP - Energias de Portugal SA	456,505	1,687,973
Galp Energia SGPS SA	93,214	1,461,804
Jeronimo Martins SGPS SA	65,626	1,067,158

		4,216,935
Qatar — 0.2%
Commercial Bank PQSC (The)	476,520	625,047
Industries Qatar QSC	246,620	756,830
Masraf Al Rayan QSC	1,931,160	2,021,190
Mesaieed Petrochemical Holding Co.	405,159	287,865
Ooredoo QPSC	273,317	534,026
Qatar Electricity & Water Co. QSC	125,400	534,922
Qatar Insurance Co. SAQ	352,098	335,799
Qatar Islamic Bank SAQ	142,120	638,868
Qatar National Bank QPSC	731,500	3,899,974

		9,634,521
Russia — 1.0%
Alrosa PJSC	480,700	617,667
Gazprom PJSC,ADR	957,638	7,032,893
LUKOIL PJSC, ADR, New	72,732	5,924,021
Magnit PJSC, GDR(e)	89,496	1,297,692
MMC Norilsk Nickel PJSC, ADR	135,432	3,089,204
Mobile TeleSystems PJSC, ADR	160,512	1,311,383
Novatek PJSC, GDR(e)	19,646	4,121,731
PhosAgro PJSC, GDR(e)	142,956	1,782,661
Rosneft Oil Co. PJSC, GDR	259,578	1,719,964
Sberbank of Russia PJSC,ADR	497,838	7,442,678
Surgutneftegas PJSC, ADR, New	341,937	1,429,297
Tatneft PJSC, ADR	48,488	3,383,493
VTB Bank PJSC, GDR(e)	635,360	846,935

		39,999,619
Saudi Arabia — 0.3%
Advanced Petrochemical Co.	15,466	241,647
Al Rajhi Bank	147,972	2,714,395
Bank AlBilad	29,260	226,244
Bank Al-Jazira	39,292	158,612
Banque Saudi Fransi	47,652	513,931
Etihad Etisalat Co.(a)	36,784	239,698
Jarir Marketing Co.	4,598	204,489
National Commercial Bank	150,480	2,202,704
Riyad Bank	140,866	976,528
Sahara International Petrochemical Co.	33,858	180,730
Samba Financial Group	85,272	743,463
Saudi Arabian Fertilizer Co.	13,794	323,284
Saudi Arabian Mining Co.(a)	29,678	371,910
Saudi Basic Industries Corp.	97,394	2,788,955
Saudi Cement Co.	11,286	213,650
Saudi Industrial Investment Group	22,154	139,638
Saudi Telecom Co.	38,038	1,095,334

Security	Shares	Value

Saudi Arabia (continued)
Yanbu National Petrochemical Co.	13,376	$210,418

		13,545,630
Singapore — 0.9%
Ascendas REIT	1,021,116	2,283,157
CapitaLand Commercial Trust	1,227,005	1,846,940
CapitaLand Ltd.	556,900	1,473,076
CapitaLand Mall Trust	509,700	975,788
ComfortDelGro Corp. Ltd.	752,400	1,489,901
DBS Group Holdings Ltd.	292,600	5,646,535
Genting Singapore Ltd.	1,128,600	758,695
Golden Agri-Resources Ltd.	1,588,400	342,390
Keppel Corp. Ltd.	376,200	1,759,293
Oversea-Chinese Banking Corp. Ltd.	520,875	4,392,165
Sembcorp Industries Ltd.	459,800	786,184
Singapore Airlines Ltd.	250,800	1,772,121
Singapore Exchange Ltd.	158,400	916,684
Singapore Telecommunications Ltd.	1,254,000	3,051,273
Suntec REIT	836,000	1,166,753
United Overseas Bank Ltd.	206,000	3,973,841
Venture Corp. Ltd.	83,600	949,285
Wilmar International Ltd.	376,200	1,096,809
Yangzijiang Shipbuilding Holdings Ltd.(b)	794,200	829,861

		35,510,751
South Africa — 1.5%
Absa Group Ltd.	62,282	701,663
Anglo American Platinum Ltd.	15,887	957,384
AngloGold Ashanti Ltd.	91,124	1,631,826
Aspen Pharmacare Holdings Ltd.	81,510	519,410
Bid Corp. Ltd.	69,806	1,477,703
Bidvest Group Ltd. (The)	77,748	1,015,997
Clicks Group Ltd.	71,060	1,024,006
Exxaro Resources Ltd.	67,716	799,525
FirstRand Ltd.	568,898	2,478,487
Foschini Group Ltd. (The)	83,600	979,696
Gold Fields Ltd.	203,984	1,094,343
Growthpoint Properties Ltd.	946,770	1,593,787
Investec Ltd.	183,084	1,058,558
Kumba Iron Ore Ltd.	8,360	281,009
Momentum Metropolitan Holdings(a)	517,066	617,980
Mr. Price Group Ltd.	71,060	885,684
MTN Group Ltd.	299,288	2,380,368
MultiChoice Group Ltd.(a)	98,230	931,517
Naspers Ltd., Class N	81,092	20,066,991
Nedbank Group Ltd.	37,507	638,112
NEPI Rockcastle PLC	83,600	764,823
Old Mutual Ltd.	926,288	1,256,072
PSG Group Ltd.	49,742	802,926
Rand Merchant Investment Holdings Ltd.	411,312	896,696
Redefine Properties Ltd.	2,134,726	1,325,379
Reinet Investments SCA	29,678	529,058
Remgro Ltd.	92,796	1,172,573
RMB Holdings Ltd.	242,858	1,298,270
Sanlam Ltd.	265,848	1,400,162
Sappi Ltd.	181,830	669,399
Sasol Ltd.	93,214	2,043,655
Shoprite Holdings Ltd.	86,944	947,727
Standard Bank Group Ltd.	203,984	2,584,025
Tiger Brands Ltd.	39,292	617,860
Truworths International Ltd.	145,882	643,481

46	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Vodacom Group Ltd.	97,394	$808,493
Woolworths Holdings Ltd./South Africa	235,334	913,193

		59,807,838
South Korea — 3.0%
Amorepacific Corp.	7,524	890,339
AMOREPACIFIC Group	9,614	467,251
BGF retail Co. Ltd.	2,926	505,762
BNK Financial Group Inc.	106,590	630,657
Celltrion Healthcare Co. Ltd.(a)(b)	12,958	506,009
Celltrion Inc.(a)	15,884	2,289,090
Celltrion Pharm Inc.(a)	7,106	215,625
CJ CheilJedang Corp.	2,941	708,465
CJ Corp.	4,188	329,914
CJ ENM Co. Ltd.	2,926	409,803
Daelim Industrial Co. Ltd.	10,032	894,579
DB Insurance Co. Ltd.	15,048	713,543
E-MART Inc.	5,434	560,348
Fila Korea Ltd.	11,704	667,754
GS Holdings Corp.	16,470	700,229
Hana Financial Group Inc.	51,088	1,500,556
Hankook Tire & Technology Co. Ltd.	16,720	436,690
Hanmi Pharm Co. Ltd.	1,845	452,244
Hanmi Science Co. Ltd.	7,106	281,994
HDC Holdings Co. Ltd.	1	11
HDC Hyundai Development Co-Engineering & Construction, Class E	13,376	421,144
Helixmith Co. Ltd.(a)	3,344	558,228
HLB Inc.(a)	12,540	287,770
Hotel Shilla Co. Ltd.	8,360	556,109
Hyundai Engineering & Construction Co. Ltd.	20,064	730,078
Hyundai Glovis Co. Ltd.	5,016	652,915
Hyundai Heavy Industries Holdings Co. Ltd.	2,149	592,151
Hyundai Marine & Fire Insurance Co. Ltd.	17,990	425,003
Hyundai Mobis Co. Ltd.	12,540	2,554,425
Hyundai Motor Co.	27,588	2,949,778
Hyundai Steel Co.	17,556	575,753
Industrial Bank of Korea	53,922	599,336
Kakao Corp.	10,450	1,121,756
Kangwon Land Inc.	37,202	966,919
KB Financial Group Inc.	60,610	2,223,374
Kia Motors Corp.	34,694	1,282,954
Korea Aerospace Industries Ltd.	17,974	561,355
Korea Electric Power Corp.(a)	42,636	1,005,447
Korea Gas Corp.	6,688	241,663
Korea Investment Holdings Co. Ltd.	17,138	1,079,183
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	8,360	766,681
Korea Zinc Co. Ltd.	2,090	781,696
KT&G Corp.	15,466	1,258,876
LG Chem Ltd.	9,200	2,624,461
LG Corp.	20,900	1,248,948
LG Display Co. Ltd.(a)	48,070	589,143
LG Electronics Inc.	19,228	1,061,270
LG Household & Health Care Ltd.	2,090	2,220,548
Lotte Chemical Corp.	4,180	823,210
Lotte Corp.	15,466	444,463
Lotte Shopping Co. Ltd.	2,926	336,350
Medy-Tox Inc.	1,305	460,958
Mirae Asset Daewoo Co. Ltd.	104,500	665,988
NAVER Corp.	25,080	2,925,399
NCSoft Corp.	3,807	1,549,379

Security	Shares	Value

South Korea (continued)
Netmarble Corp.(a)(c)	8,360	$641,609
OCI Co. Ltd.	5,446	346,618
Orion Corp./Republic of Korea	5,434	371,116
Pearl Abyss Corp.(a)(b)	2,090	303,139
POSCO	12,540	2,390,136
S-1 Corp.	7,524	664,574
Samsung Biologics Co. Ltd.(a)(c)	3,344	791,412
Samsung C&T Corp.	13,856	1,073,954
Samsung Electro-Mechanics Co. Ltd.(b)	13,379	1,040,375
Samsung Electronics Co. Ltd.	883,652	33,871,708
Samsung Fire & Marine Insurance Co. Ltd.	5,852	1,300,884
Samsung Heavy Industries Co. Ltd.(a)	66,462	397,165
Samsung Life Insurance Co. Ltd.	14,212	914,152
Samsung SDI Co. Ltd.	10,868	2,287,323
Samsung SDS Co. Ltd.	7,524	1,325,969
Samsung Securities Co. Ltd.	23,043	712,851
Shinhan Financial Group Co. Ltd.	66,744	2,454,031
Shinsegae Inc.	2,508	537,383
SillaJen Inc.(a)(b)	13,376	500,286
SK Holdings Co. Ltd.	3,762	702,732
SK Hynix Inc.	100,320	6,520,673
SK Innovation Co. Ltd.	7,942	1,147,901
SK Telecom Co. Ltd.	4,180	877,973
S-Oil Corp.	10,880	865,361
Woongjin Coway Co. Ltd.	13,794	978,207
Woori Financial Group Inc.	80,694	893,493
Yuhan Corp.	2,508	458,949

		114,673,548
Spain — 1.9%
ACS Actividades de Construccion y Servicios SA	62,517	2,547,595
Aena SME SA(c)	12,123	2,214,980
Amadeus IT Group SA	86,944	6,907,893
Banco Bilbao Vizcaya Argentaria SA	1,189,628	6,092,183
Banco de Sabadell SA	1,244,553	1,096,908
Banco Santander SA	2,900,920	12,477,040
Bankia SA	454,366	906,810
Bankinter SA	181,412	1,185,243
CaixaBank SA	650,826	1,619,547
Cellnex Telecom SA(c)	21,318	804,395
Endesa SA	58,102	1,445,838
Ferrovial SA	108,109	2,834,679
Grifols SA	54,765	1,786,577
Iberdrola SA	1,123,584	10,721,054
Iberdrola SA, New(a)(d)	25,567	243,958
Industria de Diseno Textil SA	198,550	5,975,401
Naturgy Energy Group SA	65,626	1,673,257
Red Electrica Corp. SA	67,320	1,281,715
Repsol SA	278,065	4,453,560
Siemens Gamesa Renewable Energy SA	67,716	955,631
Telefonica SA	814,683	6,277,817

		73,502,081
Sweden — 1.6%
Alfa Laval AB	68,552	1,294,128
Assa Abloy AB, Class B	195,206	4,535,676
Atlas Copco AB, Class A	157,168	4,865,857
Atlas Copco AB, Class B	41,800	1,153,807
Boliden AB	42,636	977,995
Electrolux AB, Series B	57,684	1,348,124
Epiroc AB, Class A	155,078	1,715,159

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Epiroc AB, Class B	41,800	$438,342
Essity AB, Class B	114,114	3,425,864
Hennes & Mauritz AB, Class B	154,242	2,711,774
Hexagon AB, Class B	49,324	2,416,545
Husqvarna AB, Class B	155,496	1,391,386
Investor AB, Class B	78,584	3,773,087
Lundin Petroleum AB	46,398	1,478,058
Millicom International Cellular SA, SDR	18,030	933,719
Sandvik AB	224,466	3,489,897
Securitas AB, Class B	126,238	1,973,877
Skandinaviska Enskilda Banken AB, Class A	301,378	2,860,737
Skanska AB, Class B	99,902	1,882,310
Svenska Handelsbanken AB, Class A	249,546	2,268,328
Swedbank AB, Class A	161,766	2,229,243
Swedish Match AB	33,440	1,289,405
Tele2 AB, Class B	135,432	1,954,578
Telefonaktiebolaget LM Ericsson, Class B	588,126	5,217,215
Telia Co. AB	477,356	2,147,148
Volvo AB, Class B	270,028	4,060,349

		61,832,608
Switzerland — 6.3%
ABB Ltd., Registered	336,490	6,391,611
Adecco Group AG, Registered	29,260	1,609,596
Alcon Inc.(a)	81,510	4,775,333
Barry Callebaut AG, Registered	836	1,645,822
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	507	3,753,848
Cie. Financiere Richemont SA, Registered	101,156	8,725,982
Coca-Cola HBC AG	47,234	1,640,220
Credit Suisse Group AG, Registered	463,529	5,632,580
Dufry AG, Registered	15,466	1,369,132
Geberit AG, Registered	7,942	3,686,211
Givaudan SA, Registered	1,837	4,909,800
Julius Baer Group Ltd.	43,054	1,854,366
Kuehne + Nagel International AG, Registered	11,286	1,672,950
LafargeHolcim Ltd., Registered	87,362	4,319,566
Lonza Group AG, Registered	14,212	4,899,551
Nestle SA, Registered	567,644	60,606,031
Novartis AG, Registered	400,444	36,994,554
Partners Group Holding AG	3,762	3,017,960
Roche Holding AG,NVS	130,834	35,239,279
Schindler Holding AG, Participation Certificates, NVS	5,434	1,263,542
Schindler Holding AG, Registered	7,942	1,798,582
SGS SA, Registered	836	2,077,333
Sika AG, Registered	25,080	3,648,000
Sonova Holding AG, Registered	11,286	2,616,300
Straumann Holding AG, Registered	1,672	1,373,067
Swatch Group AG(The), Bearer	7,106	2,080,120
Swiss Life Holding AG, Registered	7,184	3,494,036
Swiss Prime Site AG, Registered	19,228	1,700,416
Swiss Re AG	47,652	4,647,755
Swisscom AG, Registered	5,016	2,444,667
Temenos AG, Registered	12,540	2,230,600
UBS Group AG, Registered	748,220	8,385,354
Vifor Pharma AG	11,704	1,746,142
Zurich Insurance Group AG	29,260	10,241,000

		242,491,306
Taiwan — 2.9%
Acer Inc.	836,792	509,952

Security	Shares	Value

Taiwan (continued)
ASE Technology Holding Co. Ltd.	577,762	$1,298,759
Asia Cement Corp.	852,440	1,145,889
AU Optronics Corp.	3,344,000	889,353
Cathay Financial Holding Co. Ltd.	1,254,318	1,645,774
Chang Hwa Commercial Bank Ltd.	3,762,838	2,637,998
China Development Financial Holding Corp.	4,194,000	1,251,638
China Steel Corp.	2,132,288	1,645,734
Chunghwa Telecom Co. Ltd.	418,000	1,451,786
Compal Electronics Inc.	2,926,000	1,797,257
CTBC Financial Holding Co. Ltd.	3,344,036	2,183,079
Delta Electronics Inc.	418,000	2,036,533
E.Sun Financial Holding Co. Ltd.	2,682,508	2,242,936
Far EasTone Telecommunications Co. Ltd.	836,000	1,922,272
First Financial Holding Co. Ltd.	3,009,929	2,265,033
Formosa Chemicals & Fibre Corp.	423,340	1,293,348
Formosa Petrochemical Corp.	418,000	1,424,901
Formosa Plastics Corp.	842,960	2,724,429
Fubon Financial Holding Co. Ltd.	1,254,000	1,742,143
Highwealth Construction Corp.	641,080	1,006,085
Hon Hai Precision Industry Co. Ltd.	2,508,377	6,340,417
Hua Nan Financial Holdings Co. Ltd.	3,784,191	2,671,222
Innolux Corp.	2,926,688	680,483
Largan Precision Co. Ltd.	18,000	2,460,163
MediaTek Inc.	160,000	1,618,240
Mega Financial Holding Co. Ltd.	1,745,195	1,801,571
Nan Ya Plastics Corp.	839,840	1,925,699
Pegatron Corp.	418,000	684,221
Quanta Computer Inc.	836,000	1,545,883
Shin Kong Financial Holding Co. Ltd.	3,762,976	1,093,962
SinoPac Financial Holdings Co. Ltd.	6,688,600	2,667,223
Synnex Technology International Corp.	836,750	1,031,962
Taishin Financial Holding Co. Ltd.	3,039,508	1,427,114
Taiwan Business Bank	5,852,714	2,522,113
Taiwan Cement Corp.	901,000	1,295,194
Taiwan Cooperative Financial Holding Co. Ltd.	4,862,032	3,283,519
Taiwan Mobile Co. Ltd.	418,000	1,471,949
Taiwan Semiconductor Manufacturing Co. Ltd.	4,598,000	38,371,501
Uni-President Enterprises Corp.	925,972	2,406,089
United Microelectronics Corp.	2,926,000	1,298,541
Vanguard International Semiconductor Corp.	576,000	1,172,543
Winbond Electronics Corp.	1,254,000	776,302
Yuanta Financial Holding Co. Ltd.	2,090,067	1,176,253

		112,837,063
Thailand — 0.7%
Advanced Info Service PCL, NVDR	209,000	1,447,472
Airports of Thailand PCL, NVDR	752,400	1,761,431
Bangkok Expressway & Metro PCL, NVDR	3,971,000	1,355,731
Berli Jucker PCL, NVDR	543,400	914,354
BTS Group Holdings PCL, NVDR(b)	4,940,100	1,991,781
Central Pattana PCL, NVDR	710,600	1,692,455
Charoen Pokphand Foods PCL, NVDR	1,254,000	1,131,475
CPALL PCL, NVDR	961,400	2,711,801
Indorama Ventures PCL, NVDR	760,288	1,013,553
Intouch Holdings PCL, NVDR	710,600	1,472,956
Kasikornbank PCL, Foreign	334,400	1,881,034
Land & Houses PCL, NVDR	1,080,100	396,850
Minor International PCL, NVDR	752,420	984,715
PTT Exploration & Production PCL, NVDR	259,199	1,141,976
PTT Global Chemical PCL, NVDR	418,601	823,455
PTT PCL, NVDR.	1,797,400	2,761,409

48	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
Siam Cement PCL (The), NVDR	125,400	$1,769,585
Siam Commercial Bank PCL (The), NVDR	292,600	1,308,161
Thai Oil PCL, NVDR	376,200	844,019
TMB Bank PCL, NVDR	7,022,400	431,550
Total Access Communication PCL, NVDR	376,200	715,581
True Corp. PCL, NVDR	3,051,434	639,953

		29,191,297
Turkey — 0.1%
Akbank T.A.S.(a)	522,918	709,854
Anadolu Efes Biracilik Ve Malt Sanayii AS	68,970	265,873
Arcelik AS(a)	87,780	275,410
BIM Birlesik Magazalar AS	141,626	1,193,256
Eregli Demir ve Celik Fabrikalari TAS	331,056	442,261
Haci Omer Sabanci Holding AS	177,232	314,520
KOC Holding AS	140,866	474,133
Tupras Turkiye Petrol Rafinerileri AS	31,350	789,140
Turk Hava Yollari AO(a)	169,748	380,287
Turkiye Garanti Bankasi AS(a)	442,662	783,966
Turkiye Is Bankasi AS, Class C(a)	248,710	279,040

		5,907,740
United Arab Emirates — 0.2%
Abu Dhabi Commercial Bank PJSC	543,541	1,331,791
Aldar Properties PJSC	1,446,307	909,565
DP World PLC	46,918	722,537
Emaar Properties PJSC	1,051,429	1,582,947
Emirates Telecommunications Group Co. PJSC	424,688	1,993,282
First Abu Dhabi Bank PJSC	253,726	1,096,925

		7,637,047
United Kingdom — 10.8%
3i Group PLC	207,788	2,830,490
Anglo American PLC	183,502	4,581,410
Ashtead Group PLC	100,320	2,792,082
Associated British Foods PLC	64,372	1,907,452
AstraZeneca PLC	235,334	20,346,610
Auto Trader Group PLC(c)	271,282	1,799,704
Aviva PLC	738,193	3,670,659
BAE Systems PLC	572,660	3,846,749
Barclays PLC	3,200,626	6,038,407
Barratt Developments PLC	206,492	1,631,318
Berkeley Group Holdings PLC	33,858	1,607,719
BP PLC	3,806,726	25,435,878
British American Tobacco PLC	427,614	15,456,439
British Land Co. PLC (The)	198,132	1,232,422
BT Group PLC	1,638,329	3,875,292
Bunzl PLC	69,388	1,826,686
Burberry Group PLC	96,140	2,659,264
Carnival PLC	33,447	1,516,534
Centrica PLC	1,139,531	1,061,544
Coca-Cola European Partners PLC	41,382	2,287,597
Compass Group PLC	313,732	8,001,829
DCC PLC	20,064	1,710,380
Diageo PLC	467,324	19,704,224
Evraz PLC	98,648	786,340
Experian PLC	215,688	6,602,481
Ferguson PLC	45,562	3,438,797
Fresnillo PLC	58,680	431,823
G4S PLC	435,556	1,021,568
GlaxoSmithKline PLC	927,960	19,345,638
Glencore PLC	2,022,284	6,597,798

Security	Shares	Value

United Kingdom (continued)
GVC Holdings PLC	107,671	$779,952
Hargreaves Lansdown PLC	56,848	1,461,759
HSBC Holdings PLC	3,739,846	30,071,972
Imperial Brands PLC	173,470	4,449,893
Informa PLC	318,934	3,413,135
InterContinental Hotels Group PLC	46,816	3,278,352
Intertek Group PLC	30,514	2,132,673
ITV PLC	908,732	1,234,538
J Sainsbury PLC	388,740	936,040
John Wood Group PLC	133,760	869,685
Johnson Matthey PLC	39,710	1,563,227
Kingfisher PLC	466,070	1,269,191
Land Securities Group PLC	76,076	741,670
Legal & General Group PLC	994,004	3,186,390
Lloyds Banking Group PLC	13,667,764	8,925,041
London Stock Exchange Group PLC	60,192	4,883,502
Marks & Spencer Group PLC	543,282	1,382,996
Melrose Industries PLC	1,023,264	2,342,364
Micro Focus International PLC	67,253	1,431,866
Mondi PLC	92,796	2,049,210
National Grid PLC	652,916	6,749,868
Next PLC	29,260	2,172,575
NMC Health PLC(b)	30,096	911,695
Ocado Group PLC(a)	86,108	1,313,193
Pearson PLC	171,504	1,829,504
Persimmon PLC	68,134	1,676,042
Prudential PLC	517,066	10,750,405
Reckitt Benckiser Group PLC	129,998	10,142,701
RELX PLC	397,936	9,518,485
Rentokil Initial PLC	386,232	2,057,210
Rio Tinto PLC	220,704	12,695,926
Rolls-Royce Holdings PLC	348,612	3,679,517
Royal Bank of Scotland Group PLC	956,384	2,541,167
Royal Dutch Shell PLC, Class A	855,646	27,177,235
Royal Dutch Shell PLC, Class B	675,906	21,538,636
Sage Group PLC (The)	267,938	2,362,153
Smith & Nephew PLC	177,232	4,034,249
SSE PLC	205,238	2,765,598
Standard Chartered PLC	518,738	4,298,823
Standard Life Aberdeen PLC	445,588	1,630,254
Taylor Wimpey PLC	736,516	1,459,156
Tesco PLC	1,833,364	5,012,779
Unilever PLC	222,794	13,518,613
United Utilities Group PLC	159,258	1,537,798
Vodafone Group PLC	5,026,032	9,236,113
Weir Group PLC (The)	60,192	1,103,321
Whitbread PLC	35,112	1,944,569
Wm Morrison Supermarkets PLC	599,830	1,429,630
WPP PLC	242,858	2,885,655

		418,421,460

Total Common Stocks — 95.9% (Cost: $3,774,104,152)		3,709,375,837

Investment Companies

India — 2.3%
iShares MSCI India ETF(f)	2,602,620	85,886,460

Total Investment Companies — 2.3% (Cost: $90,555,600)		85,886,460

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Brazil — 0.8%
Banco Bradesco SA, Preference Shares, NVS	1,003,277	$9,199,239
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	125,400	1,319,789
Cia. Brasileira de Distribuicao, Preference Shares, NVS	41,800	1,039,279
Cia. Energetica de Minas Gerais, Preference Shares, NVS	215,234	808,858
Gerdau SA, Preference Shares, NVS	334,400	1,222,027
Itau Unibanco Holding SA, Preference Shares, NVS	961,495	8,897,905
Itausa-Investimentos Itau SA, Preference Shares, NVS	752,421	2,493,672
Lojas Americanas SA, Preference Shares, NVS	209,000	1,008,172
Petroleo Brasileiro SA, Preference Shares, NVS	752,400	5,215,168
Telefonica Brasil SA, Preference Shares, NVS	89,700	1,246,827

		32,450,936
Chile — 0.0%
Sociedad Quimica y Minera de Chile SA, Series B, Preference Shares, NVS	22,154	652,606

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	122,474	1,534,784

Germany — 0.4%
Henkel AG & Co. KGaA, Preference Shares, NVS	33,806	3,509,516
Porsche Automobil Holding SE, Preference Shares, NVS	35,112	2,333,112
Sartorius AG, Preference Shares, NVS	7,942	1,639,422
Volkswagen AG, Preference Shares, NVS	34,696	5,830,890

		13,312,940
Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	1,106,040	591,103

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS	1,295,800	636,178

South Korea — 0.1%
CJ Corp., Preference Shares, NVS(a)(d)	832	18,988
Hyundai Motor Co., Series 2, Preference Shares, NVS	836	58,225
Samsung Electronics Co. Ltd., Preference Shares, NVS	159,676	4,993,671

		5,070,884

Total Preferred Stocks — 1.4% (Cost: $43,405,791)		54,249,431

Security	Shares	Value

Rights

China — 0.0%
Legend Holdings Corp., Class H, New (Expires 09/27/19)(a)	9,138	$—

South Korea — 0.0%
Helixmith Co. Ltd., (Expires 08/06/19)(a)	211	10,968

Total Rights — 0.0% (Cost: $0)		10,968

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(f)(g)(h)	42,000,405	42,021,406
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(f)(g)	5,174,000	5,174,000

		47,195,406

Total Short-Term Investments — 1.2% (Cost: $47,183,509)		47,195,406

Total Investments in Securities — 100.8% (Cost: $3,955,249,052)		3,896,718,102

Other Assets, Less Liabilities — (0.8)%		(29,246,540)

Net Assets — 100.0%		$3,867,471,562

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

50	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ex U.S. ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Shares Purchased		Shares Sold		Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	64,618,398	—		(22,617,993	)(b)	42,000,405	$42,021,406	$792,859	(c)	$31,376		$(3,520)
BlackRock Cash Funds: Treasury, SL Agency Shares	2,332,660	2,841,340	(b)	—		5,174,000	5,174,000	108,404		—		—
iShares MSCI India ETF	500,599	3,331,704		(1,229,683)		2,602,620	85,886,460	1,672,819		520,607		(4,693,769)

							$133,081,866	$2,574,082		$551,983		$(4,697,289)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE E-Mini	123	09/20/19	$11,595	$(170,020)
MSCI Emerging Markets E-Mini	86	09/20/19	4,410	(80,620)

				$(250,640)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$250,640

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$129,944

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(399,140)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$15,633,693

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2019	iShares® MSCI ACWI ex U.S. ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,709,129,857	$—	$245,980	$3,709,375,837
Investment Companies	85,886,460	—	—	85,886,460
Preferred Stocks	54,230,443	—	18,988	54,249,431
Rights	—	10,968	—	10,968
Money Market Funds	47,195,406	—	—	47,195,406

	$3,896,442,166	$10,968	$264,968	$3,896,718,102

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(250,640)	$—	$—	$(250,640)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

52	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2019	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.6%
AGL Energy Ltd.	2,826,763	$40,856,835
Alumina Ltd.	10,685,057	17,233,345
AMP Ltd.	12,823,224	15,820,753
APA Group	5,085,662	38,698,440
Aristocrat Leisure Ltd.	2,488,584	52,572,626
ASX Ltd.	834,615	51,111,721
Aurizon Holdings Ltd.	8,576,530	34,049,519
AusNet Services	7,894,500	9,658,282
Australia & New Zealand Banking Group Ltd.	12,347,555	237,529,576
Bank of Queensland Ltd.	1,739,866	11,188,564
Bendigo & Adelaide Bank Ltd.	2,138,734	16,937,671
BHP Group Ltd.	12,756,445	358,377,490
BHP Group PLC	9,145,922	222,205,142
BlueScope Steel Ltd.	2,296,599	20,720,570
Boral Ltd.	5,128,641	18,240,170
Brambles Ltd.	6,887,688	62,285,103
Caltex Australia Ltd.	1,074,970	19,975,291
Challenger Ltd.	2,403,265	11,744,236
CIMIC Group Ltd.	427,629	10,814,134
Coca-Cola Amatil Ltd.	2,180,857	15,963,518
Cochlear Ltd.	249,925	37,957,679
Coles Group Ltd.(a)	4,909,878	48,054,707
Commonwealth Bank of Australia	7,665,683	434,838,089
Computershare Ltd.	2,141,238	23,377,443
Crown Resorts Ltd.	1,649,947	13,487,503
CSL Ltd.	1,961,590	310,452,269
Dexus	4,726,865	42,744,862
Domino’s Pizza Enterprises Ltd.	263,448	7,003,602
Flight Centre Travel Group Ltd.	239,358	7,603,815
Fortescue Metals Group Ltd.	5,999,791	34,447,524
Goodman Group	7,069,202	72,160,966
GPT Group (The)	8,369,225	35,822,322
Harvey Norman Holdings Ltd.(b)	2,427,980	7,346,602
Incitec Pivot Ltd.	6,912,007	16,579,075
Insurance Australia Group Ltd.	10,007,545	59,527,170
James Hardie Industries PLC	1,935,629	26,535,898
Lendlease Group	2,428,579	24,355,223
Macquarie Group Ltd.	1,394,554	123,792,509
Medibank Pvt Ltd.	11,866,586	29,526,358
Mirvac Group	16,883,132	37,470,180
National Australia Bank Ltd.	12,027,218	236,341,119
Newcrest Mining Ltd.	3,326,771	81,584,140
Oil Search Ltd.	5,910,986	28,967,193
Orica Ltd.	1,656,030	24,905,762
Origin Energy Ltd.	7,618,926	41,695,688
QBE Insurance Group Ltd.	5,741,954	49,430,959
Ramsay Health Care Ltd.	616,210	30,911,329
REA Group Ltd.	226,682	15,341,265
Rio Tinto Ltd.	1,607,481	109,576,904
Santos Ltd.	7,631,130	38,028,048
Scentre Group	23,024,238	63,319,146
Seek Ltd.	1,456,539	20,991,962
Sonic Healthcare Ltd.	1,945,007	37,590,324
South32 Ltd.	21,874,421	47,341,619
Stockland	10,562,848	33,271,633
Suncorp Group Ltd.	5,622,923	52,359,365
Sydney Airport	4,764,972	27,456,395
Tabcorp Holdings Ltd.	8,709,929	26,954,907

Security	Shares	Value

Australia (continued)
Telstra Corp. Ltd.	18,026,794	$49,327,135
TPG Telecom Ltd.	1,619,918	7,793,371
Transurban Group	11,584,867	124,164,754
Treasury Wine Estates Ltd.	3,112,035	37,965,981
Vicinity Centres	14,029,549	25,238,359
Washington H Soul Pattinson & Co. Ltd.	518,328	8,113,322
Wesfarmers Ltd.	4,909,878	132,624,223
Westpac Banking Corp.	14,929,046	294,804,134
Woodside Petroleum Ltd.	4,053,825	96,955,256
Woolworths Group Ltd.	5,439,785	133,552,659
WorleyParsons Ltd.	1,407,137	15,663,391

		4,551,337,125
Austria — 0.2%
ANDRITZ AG	315,457	11,365,795
Erste Group Bank AG	1,302,817	47,056,041
OMV AG	634,873	32,028,164
Raiffeisen Bank International AG	632,618	14,946,450
Verbund AG	296,280	16,691,831
voestalpine AG	512,527	13,718,365

		135,806,646
Belgium — 1.0%
Ageas	791,234	42,876,311
Anheuser-Busch InBev SA/NV	3,299,517	334,562,170
Colruyt SA	247,141	12,979,615
Groupe Bruxelles Lambert SA	347,723	33,093,984
KBC Group NV	1,079,060	70,019,058
Proximus SADP	655,215	18,828,814
Solvay SA	323,809	33,478,710
Telenet Group Holding NV	202,249	10,020,688
UCB SA	547,475	43,047,024
Umicore SA	849,057	26,885,466

		625,791,840
Denmark — 1.7%
AP Moller - Maersk A/S, Class A	16,209	17,461,777
AP Moller - Maersk A/S, Class B, NVS	28,259	31,972,638
Carlsberg A/S, Class B	463,219	63,653,632
Chr Hansen Holding A/S	455,815	40,126,319
Coloplast A/S, Class B	514,441	60,459,752
Danske Bank A/S	2,903,777	43,405,224
Demant A/S(a)(b)	490,596	14,582,588
DSV A/S	773,393	74,379,681
Genmab A/S(a)	265,752	49,610,685
H Lundbeck A/S	304,057	11,850,999
ISS A/S	678,750	19,163,265
Novo Nordisk A/S, Class B	7,453,793	360,094,672
Novozymes A/S, Class B	948,180	44,294,065
Orsted A/S(c)	819,171	75,264,576
Pandora A/S	449,136	17,398,482
Tryg A/S	526,928	16,200,719
Vestas Wind Systems A/S	846,191	70,000,189

		1,009,919,263
Finland — 1.1%
Elisa OYJ	622,821	29,457,703
Fortum OYJ	1,923,295	44,541,041
Kone OYJ, Class B	1,464,688	84,148,417
Metso OYJ	459,611	17,864,522
Neste OYJ	1,828,333	61,049,609
Nokia OYJ	24,405,481	132,590,931
Nokian Renkaat OYJ	538,085	15,558,723

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Nordea Bank Abp	13,127,188	$84,840,293
Orion OYJ, Class B	455,678	15,732,979
Sampo OYJ, Class A	1,919,719	80,516,411
Stora Enso OYJ, Class R	2,513,861	29,206,858
UPM-Kymmene OYJ	2,306,620	62,792,250
Wartsila OYJ Abp	1,936,104	24,542,163

		682,841,900
France — 11.1%
Accor SA	795,456	35,692,119
Aeroports de Paris	128,559	22,286,518
Air Liquide SA	1,859,603	258,810,193
Airbus SE	2,521,434	359,511,037
Alstom SA	677,332	29,441,676
Amundi SA(c)	260,197	18,077,485
Arkema SA	299,528	27,246,493
Atos SE	416,565	33,885,474
AXA SA	8,400,510	214,186,582
BioMerieux	179,512	15,299,943
BNP Paribas SA	4,870,812	228,748,928
Bollore SA	3,775,998	16,362,728
Bouygues SA	963,175	34,724,274
Bureau Veritas SA	1,244,098	31,291,181
Capgemini SE	688,212	88,310,898
Carrefour SA	2,563,281	49,673,112
Casino Guichard Perrachon SA(b)	237,717	8,840,113
Cie. de Saint-Gobain	2,130,194	82,430,432
Cie. Generale des Etablissements Michelin SCA	739,856	82,746,240
CNP Assurances	738,112	15,367,917
Covivio	196,486	20,203,176
Credit Agricole SA	4,965,023	59,592,438
Danone SA	2,669,850	233,052,653
Dassault Aviation SA	10,861	14,994,867
Dassault Systemes SE	566,277	87,007,990
Edenred	1,037,857	52,508,180
Eiffage SA	339,496	33,777,612
Electricite de France SA	2,607,078	32,554,005
Engie SA	7,909,152	122,580,188
EssilorLuxottica SA	1,219,835	166,578,815
Eurazeo SE	175,500	11,851,111
Eurofins Scientific SE(b)	49,450	21,252,241
Eutelsat Communications SA	760,541	14,666,336
Faurecia SE	326,197	15,617,070
Gecina SA	199,500	30,786,283
Getlink SE	1,905,336	27,684,279
Hermes International	137,144	97,206,336
ICADE	129,098	11,283,408
Iliad SA	113,778	11,882,621
Imerys SA	152,367	6,419,381
Ingenico Group SA	259,764	24,873,021
Ipsen SA	162,296	18,738,624
JCDecaux SA(b)	322,977	9,392,818
Kering SA	328,097	171,509,816
Klepierre SA	884,818	27,426,747
Legrand SA	1,155,351	82,147,431
L’Oreal SA	1,091,903	294,205,340
LVMH Moet Hennessy Louis Vuitton SE	1,202,808	502,604,067
Natixis SA	3,995,601	16,202,170
Orange SA	8,639,149	129,132,745
Pernod Ricard SA	919,486	162,828,312
Peugeot SA	2,546,820	60,569,031

Security	Shares	Value

France (continued)
Publicis Groupe SA	916,834	$45,640,091
Remy Cointreau SA	96,946	14,453,120
Renault SA	832,370	46,838,479
Safran SA	1,414,503	204,501,714
Sanofi	4,861,447	408,444,904
Sartorius Stedim Biotech	120,845	19,469,211
Schneider Electric SE	2,381,706	207,051,834
SCOR SE	705,999	29,241,399
SEB SA	97,761	15,782,826
SES SA	1,569,931	26,149,494
Societe BIC SA(b)	108,450	7,595,062
Societe Generale SA	3,323,606	82,169,650
Sodexo SA(b)	383,192	44,221,846
STMicroelectronics NV	2,957,254	55,035,908
Suez	1,469,242	21,724,137
Teleperformance	250,205	52,818,425
Thales SA	461,403	52,425,737
TOTAL SA	10,295,886	539,182,762
Ubisoft Entertainment SA(a)	361,964	30,129,075
Unibail-Rodamco-Westfield	409,011	55,102,523
Unibail-Rodamco-Westfield, New	189,813	25,571,868
Valeo SA(b)	1,038,119	32,825,897
Veolia Environnement SA	2,326,734	59,194,869
Vinci SA	2,201,932	228,590,035
Vivendi SA	3,959,478	111,005,574
Wendel SA	119,354	16,611,089
Worldline SA/France(a)(c)	358,599	25,872,310

		6,681,712,294
Germany — 8.1%
1&1 Drillisch AG(b)	230,079	6,993,438
adidas AG	781,078	251,807,755
Allianz SE, Registered	1,838,041	430,578,218
Aroundtown SA	3,420,975	27,546,057
Axel Springer SE(b)	211,237	14,687,692
BASF SE	3,977,296	268,046,236
Bayer AG, Registered	4,038,238	264,150,178
Bayerische Motoren Werke AG	1,433,754	106,683,494
Beiersdorf AG	436,495	51,029,310
Brenntag AG	669,033	33,066,164
Carl Zeiss Meditec AG, Bearer	176,088	19,497,803
Commerzbank AG	4,337,374	29,762,552
Continental AG	475,386	66,288,863
Covestro AG(c)	752,824	34,458,158
Daimler AG, Registered	3,937,817	205,604,774
Delivery Hero SE(a)(c)	483,981	23,483,708
Deutsche Bank AG, Registered(b)	8,502,277	66,643,690
Deutsche Boerse AG	822,759	115,698,337
Deutsche Lufthansa AG, Registered	1,022,119	16,359,139
Deutsche Post AG, Registered	4,283,565	140,742,641
Deutsche Telekom AG, Registered	14,433,009	239,117,268
Deutsche Wohnen SE	1,545,986	57,181,601
E.ON SE	9,531,438	96,083,772
Evonik Industries AG	802,196	23,186,559
Fraport AG Frankfurt Airport Services Worldwide	178,904	15,082,793
Fresenius Medical Care AG & Co. KGaA	933,247	65,357,943
Fresenius SE & Co. KGaA	1,806,477	91,596,017
GEA Group AG	671,288	16,928,880
Hannover Rueck SE	261,111	41,195,155
HeidelbergCement AG	643,074	46,983,818
Henkel AG & Co. KGaA	449,999	42,612,498

54	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
HOCHTIEF AG	107,425	$12,295,596
HUGO BOSS AG	272,495	17,342,108
Infineon Technologies AG	5,412,850	102,573,854
Innogy SE	610,471	25,794,549
KION Group AG	279,099	15,105,497
Knorr-Bremse AG	211,734	21,617,779
LANXESS AG	376,372	22,687,502
Merck KGaA	559,659	57,601,601
METRO AG(b)	773,632	12,059,064
MTU Aero Engines AG	225,176	56,786,020
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	647,548	157,029,399
Puma SE	356,982	25,139,577
QIAGEN NV(a)	999,562	38,373,209
RTL Group SA	166,433	8,257,256
RWE AG	2,368,498	64,503,102
SAP SE	4,255,842	529,380,024
Siemens AG, Registered	3,312,686	365,109,155
Siemens Healthineers AG(c)	649,546	27,347,973
Symrise AG	557,117	51,881,385
Telefonica Deutschland Holding AG	3,830,857	9,729,093
thyssenkrupp AG(b)	1,740,407	22,652,517
TUI AG(b)	1,928,272	19,304,135
Uniper SE(b)	871,596	27,123,652
United Internet AG, Registered(d)	529,129	15,947,806
Volkswagen AG	140,561	24,210,640
Vonovia SE	2,131,265	105,026,765
Wirecard AG	508,323	85,800,553
Zalando SE(a)(b)(c)	539,429	25,033,013

		4,854,167,335
Hong Kong — 3.9%
AIA Group Ltd.	52,297,600	540,486,700
ASM Pacific Technology Ltd.	1,233,200	14,532,978
Bank of East Asia Ltd. (The)	5,544,840	16,079,391
BeiGene Ltd., ADR(a)(b)	156,732	21,525,573
BOC Hong Kong Holdings Ltd.	15,992,500	61,494,686
CK Asset Holdings Ltd.	11,195,684	84,884,049
CK Hutchison Holdings Ltd.	11,667,184	109,772,493
CK Infrastructure Holdings Ltd.	2,878,792	22,378,223
CLP Holdings Ltd.	7,089,000	77,202,986
Dairy Farm International Holdings Ltd.(b)	1,477,900	11,084,250
Galaxy Entertainment Group Ltd.	9,341,000	64,437,972
Hang Lung Properties Ltd.	8,718,000	20,625,884
Hang Seng Bank Ltd.	3,311,500	79,065,822
Henderson Land Development Co. Ltd.	6,268,764	32,633,546
HK Electric Investments & HK Electric Investments Ltd.(b)	11,191,500	11,351,769
HKT Trust & HKT Ltd.	16,137,440	25,810,339
Hong Kong & China Gas Co. Ltd.	43,817,144	97,061,699
Hong Kong Exchanges & Clearing Ltd.	5,269,000	178,776,735
Hongkong Land Holdings Ltd.	5,029,000	30,777,480
Hysan Development Co. Ltd.	2,698,797	12,911,502
Jardine Matheson Holdings Ltd.	957,100	58,277,819
Jardine Strategic Holdings Ltd.	955,500	32,964,750
Kerry Properties Ltd.	2,781,500	10,517,814
Link REIT	9,134,258	106,653,276
Melco Resorts & Entertainment Ltd., ADR	906,944	20,379,032
MGM China Holdings Ltd.	4,054,400	6,712,531
MTR Corp. Ltd.	6,632,500	43,677,790
New World Development Co. Ltd.	26,528,132	37,617,019

Security	Shares	Value

Hong Kong (continued)
NWS Holdings Ltd.	6,762,000	$12,611,965
PCCW Ltd.	17,960,000	10,255,777
Power Assets Holdings Ltd.	5,980,000	42,894,902
Sands China Ltd.	10,458,400	50,903,185
Shangri-La Asia Ltd.	5,392,666	6,592,804
Sino Land Co. Ltd.	13,570,000	22,120,007
SJM Holdings Ltd.	8,610,000	9,459,242
Sun Hung Kai Properties Ltd.	6,886,500	111,638,735
Swire Pacific Ltd., Class A	2,143,500	24,562,392
Swire Properties Ltd.	5,066,855	18,415,159
Techtronic Industries Co. Ltd.	5,931,033	44,589,391
Vitasoy International Holdings Ltd.(b)	3,266,000	15,458,207
WH Group Ltd.(c)	41,114,000	40,494,761
Wharf Holdings Ltd. (The)	5,218,912	12,760,763
Wharf Real Estate Investment Co. Ltd.	5,273,912	33,484,514
Wheelock & Co. Ltd.	3,596,000	22,785,370
Wynn Macau Ltd.	6,770,800	15,448,139
Yue Yuen Industrial Holdings Ltd.	3,162,500	8,867,880

		2,333,037,301
Ireland — 0.5%
AIB Group PLC	3,467,140	11,966,970
Bank of Ireland Group PLC	4,196,174	18,688,076
CRH PLC	3,513,323	117,351,990
Flutter Entertainment PLC	339,772	27,078,862
Irish Bank Resolution Corp. Ltd.(a)(e)	3,570,811	40
Kerry Group PLC, Class A	687,084	80,630,912
Kingspan Group PLC	669,554	33,024,820
Smurfit Kappa Group PLC	986,928	31,339,071

		320,080,741
Israel — 0.6%
Azrieli Group Ltd.	185,065	13,082,464
Bank Hapoalim BM	4,995,006	38,124,256
Bank Leumi Le-Israel BM	6,472,096	47,510,282
Check Point Software Technologies Ltd.(a)(b)	541,163	60,583,198
CyberArk Software Ltd.(a)(b)	162,937	22,628,690
Elbit Systems Ltd.	98,899	15,973,621
Israel Chemicals Ltd.	3,052,318	16,619,330
Israel Discount Bank Ltd., Class A	5,125,298	22,366,109
Mizrahi Tefahot Bank Ltd.(a)	587,482	14,196,068
Nice Ltd.(a)	270,935	41,753,230
Teva Pharmaceutical Industries Ltd., ADR(a)	4,697,556	37,251,619
Wix.com Ltd.(a)	198,469	29,476,616

		359,565,483
Italy — 2.2%
Assicurazioni Generali SpA	4,744,354	88,954,987
Atlantia SpA	2,145,540	55,564,505
CNH Industrial NV	4,387,923	44,819,691
Davide Campari-Milano SpA	2,502,574	23,461,196
Enel SpA	35,219,889	243,086,446
Eni SpA	11,016,001	174,215,085
Ferrari NV	528,940	85,776,442
Fiat Chrysler Automobiles NV	4,700,257	62,987,578
FinecoBank Banca Fineco SpA	2,597,375	26,004,115
Intesa Sanpaolo SpA	64,448,237	140,671,741
Leonardo SpA	1,794,763	22,061,107
Mediobanca Banca di Credito Finanziario SpA	2,688,864	27,105,689
Moncler SpA	775,446	32,091,886
Pirelli & C SpA(b)(c)	1,748,202	10,401,816
Poste Italiane SpA(c)	2,250,633	24,206,552

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Prysmian SpA(b)	1,050,684	$21,840,751
Recordati SpA	450,406	20,325,063
Snam SpA	8,994,868	44,456,070
Telecom Italia SpA/Milano(a)	39,296,772	22,340,290
Tenaris SA	2,035,159	25,797,790
Terna Rete Elettrica Nazionale SpA	6,104,383	37,408,589
UniCredit SpA	8,691,618	103,120,728

		1,336,698,117

Japan — 23.9%
ABC-Mart Inc.	142,100	9,030,532
Acom Co. Ltd.	1,771,570	6,298,190
Advantest Corp.	874,300	34,384,168
Aeon Co. Ltd.	2,821,300	49,163,247
AEON Financial Service Co. Ltd.	463,090	7,523,746
Aeon Mall Co. Ltd.	464,510	7,174,610
AGC Inc./Japan	785,400	24,232,927
Air Water Inc.	645,300	10,620,779
Aisin Seiki Co. Ltd.	697,200	22,763,749
Ajinomoto Co. Inc.	1,895,100	34,158,054
Alfresa Holdings Corp.	812,800	19,770,710
Alps Alpine Co. Ltd.	925,200	17,042,597
Amada Holdings Co. Ltd.	1,470,500	16,360,709
ANA Holdings Inc.	489,300	16,503,031
Aozora Bank Ltd.	511,400	11,765,850
Asahi Group Holdings Ltd.	1,578,300	68,830,306
Asahi Intecc Co. Ltd.	839,800	22,198,720
Asahi Kasei Corp.	5,455,500	55,924,214
Astellas Pharma Inc.	8,135,650	116,405,547
Bandai Namco Holdings Inc.(b)	865,200	47,015,243
Bank of Kyoto Ltd. (The)	229,700	8,959,516
Benesse Holdings Inc.	308,700	7,275,738
Bridgestone Corp.	2,473,300	93,396,546
Brother Industries Ltd.	998,800	17,892,388
Calbee Inc.	328,700	9,354,667
Canon Inc.	4,331,700	118,510,844
Casio Computer Co. Ltd.	834,300	9,574,375
Central Japan Railway Co.	624,400	126,058,927
Chiba Bank Ltd. (The)	2,458,600	12,227,898
Chubu Electric Power Co. Inc.	2,784,700	39,471,824
Chugai Pharmaceutical Co. Ltd.	967,000	69,469,031
Chugoku Electric Power Co. Inc. (The)	1,194,600	14,952,442
Coca-Cola Bottlers Japan Holdings Inc.	534,500	13,257,274
Concordia Financial Group Ltd.	4,620,000	16,382,224
Credit Saison Co. Ltd.	637,400	7,813,764
CyberAgent Inc.	435,600	17,732,922
Dai Nippon Printing Co. Ltd.	1,079,400	22,805,836
Daicel Corp.	1,128,100	9,621,189
Daifuku Co. Ltd.	436,300	24,150,707
Dai-ichi Life Holdings Inc.	4,669,752	69,116,200
Daiichi Sankyo Co. Ltd.	2,468,395	151,116,017
Daikin Industries Ltd.	1,079,400	135,055,482
Daito Trust Construction Co. Ltd.	311,100	40,329,104
Daiwa House Industry Co. Ltd.	2,452,300	70,265,764
Daiwa House REIT Investment Corp.	8,139	19,977,375
Daiwa Securities Group Inc.	6,585,000	28,596,155
Denso Corp.	1,876,600	80,162,752
Dentsu Inc.	936,700	31,230,523
Disco Corp.	117,200	21,837,034
East Japan Railway Co.	1,319,900	121,626,521
Eisai Co. Ltd.	1,091,600	59,378,214

Security	Shares	Value

Japan (continued)
Electric Power Development Co. Ltd.	616,800	$13,901,079
FamilyMart UNY Holdings Co. Ltd.	1,108,500	23,788,211
FANUC Corp.	839,400	150,987,631
Fast Retailing Co. Ltd.	252,600	152,502,233
Fuji Electric Co. Ltd.	555,200	17,206,981
FUJIFILM Holdings Corp.	1,554,600	74,182,663
Fujitsu Ltd.	851,600	67,006,390
Fukuoka Financial Group Inc.	743,400	13,707,454
GMO Payment Gateway Inc.(b)	180,000	13,212,986
Hakuhodo DY Holdings Inc.	995,220	15,747,529
Hamamatsu Photonics KK	616,800	23,092,719
Hankyu Hanshin Holdings Inc.	1,002,300	35,402,445
Hikari Tsushin Inc.	88,600	19,674,382
Hino Motors Ltd.	1,241,100	10,024,819
Hirose Electric Co. Ltd.	140,848	14,879,360
Hisamitsu Pharmaceutical Co. Inc.	231,200	9,380,023
Hitachi Chemical Co. Ltd.	451,100	12,455,886
Hitachi Construction Machinery Co. Ltd.	463,000	11,010,509
Hitachi High-Technologies Corp.	309,100	15,800,184
Hitachi Ltd.	4,186,100	150,055,733
Hitachi Metals Ltd.	927,500	9,858,024
Honda Motor Co. Ltd.	7,045,800	175,893,538
Hoshizaki Corp.	235,600	16,751,849
Hoya Corp.	1,651,400	127,838,057
Hulic Co. Ltd.	1,140,400	9,852,132
Idemitsu Kosan Co. Ltd.	858,783	23,886,941
IHI Corp.	622,300	14,936,346
Iida Group Holdings Co. Ltd.	630,880	10,424,119
Inpex Corp.	4,432,643	39,245,680
Isetan Mitsukoshi Holdings Ltd.	1,456,200	11,641,553
Isuzu Motors Ltd.	2,376,300	26,515,196
ITOCHU Corp.	5,822,200	111,644,673
Itochu Techno-Solutions Corp.	420,100	10,876,363
J Front Retailing Co. Ltd.	991,700	11,736,905
Japan Airlines Co. Ltd.	491,800	15,522,898
Japan Airport Terminal Co. Ltd.(b)	224,300	9,358,315
Japan Exchange Group Inc.	2,197,000	32,436,482
Japan Post Bank Co. Ltd.	1,750,000	17,052,729
Japan Post Holdings Co. Ltd.	6,880,500	67,680,166
Japan Prime Realty Investment Corp.	3,392	15,042,579
Japan Real Estate Investment Corp.	5,664	35,525,526
Japan Retail Fund Investment Corp.	11,317	22,805,983
Japan Tobacco Inc.	5,186,100	115,567,755
JFE Holdings Inc.	2,118,275	28,240,415
JGC Corp.	923,900	12,125,789
JSR Corp.	832,800	13,875,526
JTEKT Corp.	923,700	11,042,713
JXTG Holdings Inc.	13,901,350	65,899,377
Kajima Corp.	1,941,900	25,182,548
Kakaku.com Inc.	587,600	12,317,546
Kamigumi Co. Ltd.	463,000	10,703,477
Kaneka Corp.	212,900	7,970,882
Kansai Electric Power Co. Inc. (The)	3,044,700	37,745,026
Kansai Paint Co. Ltd.	771,000	15,309,933
Kao Corp.	2,112,000	155,207,442
Kawasaki Heavy Industries Ltd.	603,700	13,233,304
KDDI Corp.	7,675,100	201,712,161
Keihan Holdings Co. Ltd.	421,500	17,197,743
Keikyu Corp.	951,100	16,083,073
Keio Corp.	443,200	27,594,124

56	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Keisei Electric Railway Co. Ltd.	556,200	$20,567,746
Keyence Corp.	393,946	229,056,514
Kikkoman Corp.	629,700	28,853,396
Kintetsu Group Holdings Co. Ltd.	739,500	35,280,774
Kirin Holdings Co. Ltd.	3,562,100	77,754,336
Kobayashi Pharmaceutical Co. Ltd.	217,000	15,589,224
Kobe Steel Ltd.	1,278,700	8,291,087
Koito Manufacturing Co. Ltd.	463,600	23,441,529
Komatsu Ltd.	3,991,900	89,911,964
Konami Holdings Corp.	400,800	17,128,363
Konica Minolta Inc.	1,965,800	16,475,966
Kose Corp.	144,400	24,750,486
Kubota Corp.	4,536,700	70,719,454
Kuraray Co. Ltd.	1,374,900	16,411,424
Kurita Water Industries Ltd.	434,200	11,069,451
Kyocera Corp.	1,387,900	85,517,393
Kyowa Kirin Co. Ltd.	1,046,100	17,371,571
Kyushu Electric Power Co. Inc.	1,632,200	16,280,659
Kyushu Railway Co.	700,100	20,053,521
Lawson Inc.	216,700	10,877,412
LINE Corp.(a)	258,100	8,260,626
Lion Corp.	971,400	19,208,803
LIXIL Group Corp.	1,127,480	19,626,408
M3 Inc.	1,816,200	37,068,379
Makita Corp.	966,200	31,991,609
Marubeni Corp.	6,759,500	44,202,118
Marui Group Co. Ltd.	820,200	17,843,080
Maruichi Steel Tube Ltd.	244,200	6,464,018
Mazda Motor Corp.	2,462,900	24,475,884
McDonald’s Holdings Co. Japan Ltd.	286,200	12,903,053
Mebuki Financial Group Inc.	3,791,290	9,393,111
Medipal Holdings Corp.	790,400	16,918,163
MEIJI Holdings Co. Ltd.	494,904	34,505,395
Mercari Inc.(a)(b)	326,300	8,808,522
MINEBEA MITSUMI Inc.	1,589,900	27,544,111
MISUMI Group Inc.	1,225,700	27,928,914
Mitsubishi Chemical Holdings Corp.	5,532,900	39,574,949
Mitsubishi Corp.	5,852,700	158,291,076
Mitsubishi Electric Corp.	7,903,300	104,273,334
Mitsubishi Estate Co. Ltd.	5,120,100	94,880,416
Mitsubishi Gas Chemical Co. Inc.	757,100	10,166,722
Mitsubishi Heavy Industries Ltd.	1,387,800	57,621,021
Mitsubishi Materials Corp.	469,900	13,005,291
Mitsubishi Motors Corp.	2,869,200	12,737,319
Mitsubishi Tanabe Pharma Corp.	964,400	10,987,454
Mitsubishi UFJ Financial Group Inc.	53,267,080	257,173,413
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,827,800	9,780,813
Mitsui & Co. Ltd.	7,153,500	117,210,007
Mitsui Chemicals Inc.	795,600	18,377,755
Mitsui Fudosan Co. Ltd.	3,856,400	87,783,492
Mitsui OSK Lines Ltd.	496,200	12,279,893
Mizuho Financial Group Inc.	104,253,760	148,254,944
MonotaRO Co. Ltd.	527,700	11,645,123
MS&AD Insurance Group Holdings Inc.	2,048,988	67,579,332
Murata Manufacturing Co. Ltd.	2,487,500	110,955,215
Nabtesco Corp.	487,700	13,300,297
Nagoya Railroad Co. Ltd.	784,400	21,709,620
NEC Corp.	1,097,400	45,280,700
Nexon Co. Ltd.(a)	2,157,200	34,411,885
NGK Insulators Ltd.	1,169,800	17,583,363

Security	Shares	Value

Japan (continued)
NGK Spark Plug Co. Ltd.	676,300	$12,993,431
NH Foods Ltd.	371,400	13,870,845
Nidec Corp.	965,800	130,893,364
Nikon Corp.	1,387,600	18,888,997
Nintendo Co. Ltd.	489,700	180,860,880
Nippon Building Fund Inc.	5,777	40,650,500
Nippon Electric Glass Co. Ltd.	341,900	7,730,735
Nippon Express Co. Ltd.	345,200	19,584,914
Nippon Paint Holdings Co. Ltd.	632,200	27,686,954
Nippon Prologis REIT Inc.	8,599	20,726,303
Nippon Steel Corp.	3,490,935	55,189,408
Nippon Telegraph & Telephone Corp.	2,798,700	126,872,682
Nippon Yusen KK	662,800	11,128,569
Nissan Chemical Corp.	544,500	23,996,615
Nissan Motor Co. Ltd.	10,123,200	66,272,812
Nisshin Seifun Group Inc.	851,497	16,194,716
Nissin Foods Holdings Co. Ltd.	277,400	17,347,879
Nitori Holdings Co. Ltd.	352,700	47,849,606
Nitto Denko Corp.	674,900	33,504,131
Nomura Holdings Inc.	14,548,800	46,041,609
Nomura Real Estate Holdings Inc.	541,400	11,054,882
Nomura Real Estate Master Fund Inc.	16,810	26,769,044
Nomura Research Institute Ltd.	1,465,071	26,164,151
NSK Ltd.	1,540,400	13,151,746
NTT Data Corp.	2,727,555	36,049,196
NTT DOCOMO Inc.	5,777,017	139,137,918
Obayashi Corp.	2,811,900	26,830,563
Obic Co. Ltd.	283,400	30,460,769
Odakyu Electric Railway Co. Ltd.	1,271,600	28,553,173
Oji Holdings Corp.	3,690,600	19,239,048
Olympus Corp.	5,035,900	55,333,444
Omron Corp.	837,000	40,394,934
Ono Pharmaceutical Co. Ltd.	1,634,800	29,857,779
Oracle Corp. Japan	166,100	13,890,748
Oriental Land Co. Ltd./Japan	864,300	114,948,119
ORIX Corp.	5,736,100	82,495,235
Osaka Gas Co. Ltd.	1,620,500	29,910,035
Otsuka Corp.	444,300	17,698,342
Otsuka Holdings Co. Ltd.	1,695,700	62,736,605
Pan Pacific International Holdings Corp.	478,400	30,666,949
Panasonic Corp.	9,560,268	81,421,873
Park24 Co. Ltd.	502,600	11,012,530
PeptiDream Inc.(a)(b)	406,900	22,898,080
Persol Holdings Co. Ltd.	771,900	18,889,600
Pigeon Corp.	497,100	18,405,176
Pola Orbis Holdings Inc.	405,600	10,246,933
Rakuten Inc.	3,719,600	38,232,315
Recruit Holdings Co. Ltd.	5,131,100	175,707,389
Renesas Electronics Corp.(a)	3,226,700	19,287,389
Resona Holdings Inc.	9,012,400	36,887,963
Ricoh Co. Ltd.	2,890,000	26,670,781
Rinnai Corp.	154,300	10,473,783
Rohm Co. Ltd.	406,300	28,702,012
Ryohin Keikaku Co. Ltd.	103,300	18,486,014
Sankyo Co. Ltd.	194,400	6,732,157
Santen Pharmaceutical Co. Ltd.	1,583,500	25,683,108
SBI Holdings Inc./Japan	1,024,380	23,530,313
Secom Co. Ltd.	909,200	71,605,519
Sega Sammy Holdings Inc.	770,138	9,958,773
Seibu Holdings Inc.	883,100	13,981,569

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Seiko Epson Corp.	1,234,100	$18,299,802
Sekisui Chemical Co. Ltd.	1,618,700	24,166,822
Sekisui House Ltd.	2,691,800	45,505,861
Seven & i Holdings Co. Ltd.	3,287,680	112,884,836
Seven Bank Ltd.	2,671,000	7,257,149
SG Holdings Co. Ltd.	632,700	16,823,439
Sharp Corp./Japan(b)	891,300	11,320,310
Shimadzu Corp.	975,700	23,706,163
Shimamura Co. Ltd.	93,900	6,676,565
Shimano Inc.	320,400	45,533,244
Shimizu Corp.	2,589,900	21,014,984
Shin-Etsu Chemical Co. Ltd.	1,573,900	161,702,551
Shinsei Bank Ltd.	670,700	10,192,540
Shionogi & Co. Ltd.	1,163,500	64,907,387
Shiseido Co. Ltd.	1,726,600	127,950,482
Shizuoka Bank Ltd. (The)	1,983,000	13,734,432
Showa Denko KK	580,300	15,756,154
SMC Corp./Japan	248,000	91,045,637
Softbank Corp.	7,241,400	97,974,825
SoftBank Group Corp.	7,149,300	370,584,945
Sohgo Security Services Co. Ltd.	318,500	15,547,318
Sompo Holdings Inc.	1,452,450	60,626,326
Sony Corp.	5,503,200	312,730,776
Sony Financial Holdings Inc.	656,700	16,034,186
Stanley Electric Co. Ltd.	565,500	14,104,297
Subaru Corp.	2,664,600	62,446,002
SUMCO Corp.	1,076,600	14,377,803
Sumitomo Chemical Co. Ltd.	6,413,900	29,536,726
Sumitomo Corp.	5,135,100	76,784,111
Sumitomo Dainippon Pharma Co. Ltd.	693,900	12,826,685
Sumitomo Electric Industries Ltd.	3,266,100	40,730,365
Sumitomo Heavy Industries Ltd.	479,000	15,595,349
Sumitomo Metal Mining Co. Ltd.	1,008,800	28,942,316
Sumitomo Mitsui Financial Group Inc.	5,756,800	201,852,522
Sumitomo Mitsui Trust Holdings Inc.	1,432,760	49,274,012
Sumitomo Realty & Development Co. Ltd.	1,443,100	52,859,394
Sumitomo Rubber Industries Ltd.	709,400	7,794,743
Sundrug Co. Ltd.	308,400	8,592,309
Suntory Beverage & Food Ltd.	596,000	23,796,086
Suzuken Co. Ltd./Aichi Japan	308,624	17,140,251
Suzuki Motor Corp.	1,594,800	62,705,054
Sysmex Corp.	722,900	52,891,712
T&D Holdings Inc.	2,406,000	27,167,912
Taiheiyo Cement Corp.	521,300	14,763,965
Taisei Corp.	870,400	30,222,501
Taisho Pharmaceutical Holdings Co. Ltd.	154,600	11,861,091
Taiyo Nippon Sanso Corp.	559,000	11,537,822
Takeda Pharmaceutical Co. Ltd.	6,438,110	215,542,527
TDK Corp.	561,200	43,779,544
Teijin Ltd.	767,200	13,361,964
Terumo Corp.	2,790,300	81,775,129
THK Co. Ltd.	520,900	13,308,557
Tobu Railway Co. Ltd.	848,300	24,298,531
Toho Co. Ltd./Tokyo	490,200	19,188,119
Toho Gas Co. Ltd.	308,800	11,817,306
Tohoku Electric Power Co. Inc.	1,847,700	18,566,343
Tokio Marine Holdings Inc.	2,804,900	149,758,280
Tokyo Century Corp.	171,100	7,130,808
Tokyo Electric Power Co. Holdings Inc.(a)	6,690,600	32,351,508
Tokyo Electron Ltd.	680,400	117,154,759

Security	Shares	Value

Japan (continued)
Tokyo Gas Co. Ltd.	1,688,300	$42,318,291
Tokyu Corp.	2,155,300	37,954,719
Tokyu Fudosan Holdings Corp.	2,643,500	15,411,794
Toppan Printing Co. Ltd.	1,072,600	17,564,659
Toray Industries Inc.	5,992,800	41,556,335
Toshiba Corp.	2,405,800	77,220,474
Tosoh Corp.	1,117,500	15,778,287
TOTO Ltd.	620,600	25,064,066
Toyo Seikan Group Holdings Ltd.	634,400	11,154,221
Toyo Suisan Kaisha Ltd.	387,200	15,673,442
Toyoda Gosei Co. Ltd.	281,500	5,211,283
Toyota Industries Corp.	644,100	33,636,169
Toyota Motor Corp.	9,890,864	639,865,795
Toyota Tsusho Corp.	926,400	27,047,552
Trend Micro Inc./Japan	552,600	24,251,798
Tsuruha Holdings Inc.	154,400	15,827,511
Unicharm Corp.	1,768,300	50,455,385
United Urban Investment Corp.	12,513	21,217,069
USS Co. Ltd.	925,980	18,481,222
Welcia Holdings Co. Ltd.	204,300	9,558,775
West Japan Railway Co.	706,900	58,192,698
Yahoo Japan Corp.	12,204,722	36,083,037
Yakult Honsha Co. Ltd.	526,500	29,919,457
Yamada Denki Co. Ltd.(b)	2,778,750	12,310,189
Yamaha Corp.	616,800	29,313,267
Yamaha Motor Co. Ltd.	1,198,300	21,168,219
Yamato Holdings Co. Ltd.	1,328,800	26,233,321
Yamazaki Baking Co. Ltd.	523,000	8,005,766
Yaskawa Electric Corp.	1,039,400	34,941,837
Yokogawa Electric Corp.	986,900	17,842,825
Yokohama Rubber Co. Ltd. (The)	546,700	10,125,846
ZOZO Inc.	879,700	16,714,908

		14,346,082,446

Malta — 0.0%
BGP Holdings PLC(a)(e)	33,026,812	368

Netherlands — 3.7%
ABN AMRO Bank NV, CVA(c)	1,838,564	36,765,139
Adyen NV(a)(c)	44,990	34,413,105
Aegon NV	7,713,583	38,449,826
AerCap Holdings NV(a)	571,626	31,170,766
Akzo Nobel NV	986,230	93,829,932
ArcelorMittal	2,876,452	46,495,942
ASML Holding NV	1,843,237	416,198,256
EXOR NV	467,108	32,744,107
Heineken Holding NV	498,904	50,937,479
Heineken NV	1,122,421	121,371,182
ING Groep NV	16,852,602	188,987,816
Koninklijke Ahold Delhaize NV	5,125,894	116,740,146
Koninklijke DSM NV	785,626	98,667,943
Koninklijke KPN NV	15,437,553	44,362,661
Koninklijke Philips NV	4,010,712	189,717,864
Koninklijke Vopak NV	304,577	15,124,572
NN Group NV	1,326,475	50,258,803
NXP Semiconductors NV	1,279,615	132,299,395
Randstad NV	513,034	26,012,992
Unilever NV	6,311,505	367,734,851
Wolters Kluwer NV	1,211,260	88,415,304

		2,220,698,081

58	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

New Zealand — 0.3%
a2 Milk Co. Ltd.(a)(b)	3,161,532	$37,600,720
Auckland International Airport Ltd.	4,208,057	25,842,932
Fisher & Paykel Healthcare Corp. Ltd.	2,504,662	27,275,760
Fletcher Building Ltd.	3,679,530	12,045,306
Meridian Energy Ltd.	5,579,883	17,327,205
Ryman Healthcare Ltd.	1,741,075	14,823,508
Spark New Zealand Ltd.	7,912,915	20,785,639

		155,701,070
Norway — 0.7%
Aker BP ASA	478,483	13,729,550
DNB ASA	4,168,442	75,348,872
Equinor ASA	4,337,230	78,473,967
Gjensidige Forsikring ASA	869,055	17,064,742
Mowi ASA	1,890,752	45,878,296
Norsk Hydro ASA	5,863,997	20,304,833
Orkla ASA	3,292,038	28,293,455
Schibsted ASA, Class B	428,548	11,164,641
Telenor ASA	3,185,934	65,334,075
Yara International ASA	771,650	36,604,029

		392,196,460
Portugal — 0.2%
EDP - Energias de Portugal SA	11,036,675	40,809,216
Galp Energia SGPS SA	2,184,553	34,258,675
Jeronimo Martins SGPS SA	1,096,170	17,825,044

		92,892,935
Singapore — 1.3%
Ascendas REIT	10,709,356	23,945,511
CapitaLand Commercial Trust	11,127,652	16,749,818
CapitaLand Ltd.	11,150,300	29,494,053
CapitaLand Mall Trust(b)	11,230,400	21,499,871
City Developments Ltd.(b)	1,798,300	12,759,120
ComfortDelGro Corp. Ltd.	9,430,900	18,675,049
DBS Group Holdings Ltd.	7,771,800	149,978,618
Genting Singapore Ltd.	26,595,500	17,878,674
Golden Agri-Resources Ltd.	28,629,294	6,171,234
Jardine Cycle & Carriage Ltd.	425,254	10,505,891
Keppel Corp. Ltd.(b)	6,247,100	29,214,453
Oversea-Chinese Banking Corp. Ltd.	13,824,798	116,574,600
SATS Ltd.	2,925,200	10,302,484
Sembcorp Industries Ltd.(b)	4,150,200	7,096,173
Singapore Airlines Ltd.	2,324,300	16,423,208
Singapore Exchange Ltd.	3,650,100	21,123,665
Singapore Press Holdings Ltd.(b)	6,794,750	10,972,487
Singapore Technologies Engineering Ltd.	6,730,700	20,852,850
Singapore Telecommunications Ltd.	35,355,185	86,027,376
Suntec REIT	8,197,700	11,441,019
United Overseas Bank Ltd.	5,589,600	107,826,123
UOL Group Ltd.	2,039,400	10,952,899
Venture Corp. Ltd.	1,175,000	13,342,224
Wilmar International Ltd.	8,308,100	24,222,220
Yangzijiang Shipbuilding Holdings Ltd.(b)	10,677,200	11,156,623

		805,186,243
Spain — 2.9%
ACS Actividades de Construccion y Servicios SA	1,131,640	46,114,818
Aena SME SA(c)	291,729	53,301,485
Amadeus IT Group SA	1,900,237	150,978,024
Banco Bilbao Vizcaya Argentaria SA	28,874,006	147,866,159
Banco de Sabadell SA	24,128,957	21,266,473
Banco Santander SA	70,309,374	302,405,068

Security	Shares	Value

Spain (continued)
Bankia SA	5,268,615	$10,514,939
Bankinter SA	2,916,374	19,053,925
CaixaBank SA	15,540,883	38,672,687
Cellnex Telecom SA(c)	836,549	31,565,602
Enagas SA	1,005,788	22,032,933
Endesa SA	1,368,697	34,059,320
Ferrovial SA	2,104,569	55,182,987
Grifols SA	1,285,272	41,928,931
Iberdrola SA	25,410,876	242,466,411
Iberdrola SA, New(a)(e)	592,133	5,650,038
Industria de Diseno Textil SA	4,723,620	142,158,268
Mapfre SA	4,699,528	13,044,506
Naturgy Energy Group SA	1,293,584	32,982,323
Red Electrica Corp. SA	1,919,640	36,548,287
Repsol SA	6,292,357	100,779,998
Siemens Gamesa Renewable Energy SA	1,040,107	14,678,346
Telefonica SA	20,235,179	155,929,048

		1,719,180,576
Sweden — 2.4%
Alfa Laval AB	1,355,555	25,590,240
Assa Abloy AB, Class B	4,340,259	100,847,347
Atlas Copco AB, Class A	2,902,182	89,850,368
Atlas Copco AB, Class B	1,689,769	46,642,743
Boliden AB	1,178,566	27,034,233
Electrolux AB, Series B	971,080	22,694,958
Epiroc AB, Class A	2,853,728	31,562,160
Epiroc AB, Class B	1,678,861	17,605,627
Essity AB, Class B	2,626,278	78,844,599
Hennes & Mauritz AB, Class B	3,478,838	61,162,477
Hexagon AB, Class B	1,125,307	55,132,494
Husqvarna AB, Class B	1,797,757	16,086,422
ICA Gruppen AB	396,423	17,736,067
Industrivarden AB, Class C	726,641	15,936,920
Investor AB, Class B	1,972,386	94,701,010
Kinnevik AB, Class B	1,042,313	26,815,264
L E Lundbergforetagen AB, Class B	331,454	12,390,029
Lundin Petroleum AB	806,476	25,691,151
Millicom International Cellular SA, SDR	287,915	14,910,240
Sandvik AB	4,888,690	76,007,163
Securitas AB, Class B	1,348,844	21,090,737
Skandinaviska Enskilda Banken AB, Class A	7,047,640	66,897,536
Skanska AB, Class B	1,472,930	27,752,313
SKF AB, Class B	1,662,612	27,539,343
Svenska Handelsbanken AB, Class A	6,612,976	60,110,757
Swedbank AB, Class A	3,921,547	54,041,531
Swedish Match AB	761,918	29,378,616
Tele2 AB, Class B	2,162,323	31,207,019
Telefonaktiebolaget LM Ericsson, Class B	13,304,421	118,022,362
Telia Co. AB	12,187,892	54,821,152
Volvo AB, Class B	6,419,173	96,523,635

		1,444,626,513
Switzerland — 9.3%
ABB Ltd., Registered	7,980,438	151,588,017
Adecco Group AG, Registered	681,687	37,499,671
Alcon Inc.(a)	1,873,915	109,784,919
Baloise Holding AG, Registered	211,319	38,400,291
Barry Callebaut AG, Registered	9,523	18,747,805
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	4,634	34,310,323

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Chocoladefabriken Lindt & Spruengli AG, Registered	453	$37,658,485
Cie. Financiere Richemont SA, Registered	2,260,421	194,989,852
Clariant AG, Registered	856,107	15,764,475
Coca-Cola HBC AG	865,136	30,042,203
Credit Suisse Group AG, Registered	11,108,851	134,989,371
Dufry AG, Registered	185,284	16,402,313
EMS-Chemie Holding AG, Registered	34,976	22,010,150
Geberit AG, Registered	160,401	74,448,747
Givaudan SA, Registered	39,984	106,866,327
Julius Baer Group Ltd.	967,717	41,680,256
Kuehne + Nagel International AG, Registered	235,415	34,896,112
LafargeHolcim Ltd., Registered	2,102,483	103,956,104
Lonza Group AG, Registered	322,473	111,171,752
Nestle SA, Registered	13,263,735	1,416,138,171
Novartis AG, Registered	9,388,244	867,322,016
Pargesa Holding SA, Bearer	168,132	12,686,324
Partners Group Holding AG	80,578	64,641,462
Roche Holding AG, NVS	3,042,313	819,427,032
Schindler Holding AG, Participation Certificates, NVS	176,316	40,997,922
Schindler Holding AG, Registered	86,576	19,606,403
SGS SA, Registered	23,139	57,496,909
Sika AG, Registered	552,561	80,372,509
Sonova Holding AG, Registered	240,467	55,744,623
Straumann Holding AG, Registered	44,468	36,517,661
Swatch Group AG (The), Bearer	126,603	37,060,151
Swatch Group AG (The), Registered	241,719	13,282,337
Swiss Life Holding AG, Registered	147,898	71,932,209
Swiss Prime Site AG, Registered	332,213	29,379,039
Swiss Re AG	1,319,694	128,716,821
Swisscom AG, Registered	112,159	54,663,351
Temenos AG, Registered	276,879	49,250,901
UBS Group AG, Registered	16,717,074	187,349,430
Vifor Pharma AG	195,908	29,227,891
Zurich Insurance Group AG	655,382	229,383,700

		5,616,404,035
United Kingdom — 16.2%
3i Group PLC	4,213,368	57,394,540
Admiral Group PLC	813,980	21,598,014
Anglo American PLC	4,562,808	113,917,537
Antofagasta PLC	1,724,588	19,832,826
Ashtead Group PLC	2,046,874	56,968,097
Associated British Foods PLC	1,542,687	45,712,435
AstraZeneca PLC	5,486,940	474,392,254
Auto Trader Group PLC(c)	4,030,727	26,740,132
Aviva PLC	16,902,634	84,048,225
BAE Systems PLC	13,842,242	92,982,969
Barclays PLC	74,197,488	139,983,433
Barratt Developments PLC	4,392,073	34,698,051
Berkeley Group Holdings PLC	528,597	25,099,997
BP PLC	87,729,768	586,194,989
British American Tobacco PLC	9,932,730	359,026,206
British Land Co. PLC (The)	3,906,536	24,299,465
BT Group PLC	36,523,514	86,392,469
Bunzl PLC	1,456,879	38,353,333
Burberry Group PLC	1,781,471	49,276,080
Carnival PLC	709,350	32,162,919
Centrica PLC	24,964,538	23,256,010
Coca-Cola European Partners PLC	1,026,890	56,766,479
Compass Group PLC	6,868,178	175,174,941
Croda International PLC	556,482	31,943,308

Security	Shares	Value

United Kingdom (continued)
DCC PLC	425,488	$36,271,248
Diageo PLC	10,470,475	441,476,548
Direct Line Insurance Group PLC	6,025,976	23,788,310
easyJet PLC	692,260	8,171,230
Evraz PLC	2,216,625	17,669,098
Experian PLC	3,940,921	120,636,549
Ferguson PLC	1,004,499	75,814,680
Fresnillo PLC	968,851	7,129,723
G4S PLC	6,785,570	15,915,110
GlaxoSmithKline PLC	21,499,646	448,213,677
Glencore PLC	48,179,798	157,188,897
GVC Holdings PLC	2,514,819	18,216,967
Halma PLC	1,637,710	39,905,361
Hargreaves Lansdown PLC	1,230,529	31,641,154
HSBC Holdings PLC	86,828,155	698,182,174
Imperial Brands PLC	4,142,966	106,276,334
Informa PLC	5,420,674	58,010,404
InterContinental Hotels Group PLC	745,158	52,180,668
Intertek Group PLC	699,056	48,858,159
Investec PLC	2,861,998	16,477,568
ITV PLC	15,843,809	21,524,252
J Sainsbury PLC	7,702,920	18,547,719
John Wood Group PLC	2,986,868	19,420,111
Johnson Matthey PLC	838,059	32,991,096
Kingfisher PLC	9,102,589	24,787,966
Land Securities Group PLC	3,050,220	29,736,819
Legal & General Group PLC	25,812,170	82,743,774
Lloyds Banking Group PLC	308,967,294	201,755,443
London Stock Exchange Group PLC	1,356,913	110,089,171
Marks & Spencer Group PLC	8,402,733	21,390,268
Meggitt PLC	3,397,327	24,817,713
Melrose Industries PLC	21,037,743	48,157,705
Merlin Entertainments PLC(c)	3,083,417	17,046,341
Micro Focus International PLC	1,477,539	31,457,902
Mondi PLC	2,102,463	46,428,609
National Grid PLC	14,766,811	152,659,794
Next PLC	595,774	44,236,617
NMC Health PLC(b)	403,784	12,231,789
Ocado Group PLC(a)	1,960,831	29,903,709
Pearson PLC	3,383,744	36,095,788
Persimmon PLC	1,370,067	33,702,561
Prudential PLC	11,229,062	233,465,296
Reckitt Benckiser Group PLC	3,063,707	239,036,468
RELX PLC	8,499,105	203,295,505
Rentokil Initial PLC	7,977,597	42,491,544
Rio Tinto PLC	4,936,213	283,954,052
Rolls-Royce Holdings PLC	7,388,479	77,983,635
Royal Bank of Scotland Group PLC	20,869,825	55,452,318
Royal Dutch Shell PLC, Class A	19,170,930	608,911,701
Royal Dutch Shell PLC, Class B	16,219,113	516,843,435
RSA Insurance Group PLC	4,430,080	30,409,258
Sage Group PLC (The)	4,701,572	41,449,257
Schroders PLC	536,175	19,518,329
Segro PLC	4,696,232	43,943,814
Severn Trent PLC	1,033,964	25,510,657
Smith & Nephew PLC	3,788,633	86,238,877
Smiths Group PLC	1,714,562	34,472,082
Spirax-Sarco Engineering PLC	317,551	34,974,847
SSE PLC	4,445,224	59,899,730
St. James’s Place PLC	2,283,989	27,518,849

60	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Standard Chartered PLC	12,180,907	$100,944,147
Standard Life Aberdeen PLC	10,746,898	39,319,219
Taylor Wimpey PLC	14,143,520	28,020,585
Tesco PLC	42,408,862	115,954,207
Unilever PLC	4,807,093	291,683,036
United Utilities Group PLC	2,941,590	28,404,038
Vodafone Group PLC	115,484,473	212,220,623
Weir Group PLC (The)	1,121,559	20,558,200
Whitbread PLC	781,549	43,283,659
Wm Morrison Supermarkets PLC	10,235,501	24,395,217
WPP PLC	5,464,086	64,924,630

		9,753,040,930

Total Common Stocks — 98.9% (Cost: $57,978,855,944)		59,436,967,702

Preferred Stocks

Germany — 0.6%
Bayerische Motoren Werke AG, Preference Shares, NVS	239,010	14,330,222
Fuchs Petrolub SE, Preference Shares, NVS	299,657	11,657,313
Henkel AG & Co. KGaA, Preference Shares, NVS	769,943	79,930,396
Porsche Automobil Holding SE, Preference Shares, NVS	663,171	44,066,186
Sartorius AG, Preference Shares, NVS	154,020	31,793,473
Volkswagen AG, Preference Shares, NVS	803,640	135,056,975

		316,834,565

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	25,948,095	13,867,489

Total Preferred Stocks — 0.6% (Cost: $371,203,409)		330,702,054

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(f)(g)(h)	366,972,686	$367,156,172
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(f)(g)	15,711,000	15,711,000

		382,867,172

Total Short-Term Investments — 0.6% (Cost: $382,771,856)		382,867,172

Total Investments in Securities — 100.1% (Cost: $58,732,831,209)		60,150,536,928

Other Assets, Less Liabilities — (0.1)%		(69,903,377)

Net Assets — 100.0%		$60,080,633,551

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	293,355,583	73,617,103	366,972,686	$367,156,172	$6,446,354	(b)	$64,489		$19,503
BlackRock Cash Funds: Treasury, SL Agency Shares	19,978,361	(4,267,361)	15,711,000	15,711,000	629,246		—		—

				$382,867,172	$7,075,600		$64,489		$19,503

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
ASX SPI 200 Index	293	09/19/19	$34,089	$988,626
Euro STOXX 50 Index	3,150	09/20/19	121,420	2,680,771
FTSE 100 Index	735	09/20/19	67,817	1,452,295

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

TOPIX Index	557	09/12/19	$80,337	$612,341

				$5,734,033

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$5,734,033

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(4,735,937)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,345,009

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$410,991,619

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$59,431,317,256	$—	$5,650,446	$59,436,967,702
Preferred Stocks	330,702,054	—	—	330,702,054
Money Market Funds	382,867,172	—	—	382,867,172

	$60,144,886,482	$—	$5,650,446	$60,150,536,928

Derivative financial instruments(a)
Assets
Futures Contracts	$5,734,033	$—	$—	$5,734,033

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

62	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2019	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.1%
Abacus Property Group	1,719,684	$4,918,964
Accent Group Ltd.	2,388,672	2,494,285
Adelaide Brighton Ltd.	1,858,672	4,535,059
AET&D Holdings No. 1 Pty Ltd.(a)	169,200	1
Afterpay Touch Group Ltd.(b)	619,982	11,426,609
ALS Ltd.	2,084,438	10,372,969
Altium Ltd.	543,206	13,774,354
Ansell Ltd.	637,654	12,262,137
Appen Ltd.	452,403	9,575,957
ARB Corp. Ltd.	367,189	4,694,728
Ardent Leisure Group Ltd.(b)	2,555,243	2,069,412
Atlas Arteria Ltd.	3,591,121	20,271,731
Ausdrill Ltd.	2,732,649	3,719,871
Australian Agricultural Co. Ltd.(b)(c)	2,866,025	1,965,531
Australian Pharmaceutical Industries Ltd.	2,582,709	2,572,292
Automotive Holdings Group Ltd.	1,110,863	2,388,867
Aveo Group	2,180,796	3,081,384
Bapcor Ltd.	1,505,890	6,507,852
Beach Energy Ltd.	7,854,950	11,531,875
Bega Cheese Ltd.(c)	989,009	3,019,819
Bellamy’s Australia Ltd.(b)(c)	386,977	2,693,912
Bingo Industries Ltd.(c)	2,128,209	3,535,153
Blackmores Ltd.(c)	63,201	3,906,577
Bravura Solutions Ltd.	1,254,911	4,255,542
Breville Group Ltd.	498,313	6,604,780
BWP Trust	2,432,917	6,305,101
BWX Ltd.(c)	649,510	993,838
carsales.com Ltd.	1,038,635	10,573,538
Cedar Woods Properties Ltd.	592,065	2,619,879
Charter Hall Group	1,775,877	13,855,946
Charter Hall Retail REIT	1,544,975	4,813,232
Cleanaway Waste Management Ltd.	9,694,514	16,170,308
Clinuvel Pharmaceuticals Ltd.(c)	168,900	3,784,631
Cooper Energy Ltd.(b)(c)	6,453,276	2,602,034
Corporate Travel Management Ltd.(c)	357,827	5,694,740
Costa Group Holdings Ltd.	1,261,940	3,453,076
Credit Corp. Group Ltd.	325,855	5,648,580
Cromwell Property Group	7,212,249	5,865,832
CSR Ltd.	2,151,316	5,975,664
Domain Holdings Australia Ltd.	1,322,542	2,743,803
Downer EDI Ltd.	2,473,149	12,307,345
DuluxGroup Ltd.	1,699,209	10,950,534
Elders Ltd.	555,981	2,824,258
Emeco Holdings Ltd.(b)(c)	1,288,823	2,034,256
Estia Health Ltd.	1,210,041	2,251,857
Evolution Mining Ltd.	5,444,626	18,838,601
FlexiGroup Ltd./Australia	1,547,740	1,946,874
G8 Education Ltd.	1,964,882	3,927,456
Galaxy Resources Ltd.(b)(c)	1,866,039	1,646,295
GDI Property Group	5,720,157	5,637,945
Genworth Mortgage Insurance Australia Ltd.	1,277,940	2,985,981
Gold Road Resources Ltd.(b)(c)	3,490,184	3,319,742
GrainCorp Ltd., Class A(c)	948,258	5,607,776
GUD Holdings Ltd.	455,447	2,985,350
GWA Group Ltd.	1,141,847	2,817,525
Hansen Technologies Ltd.	779,064	2,067,334
Healius Ltd.	2,552,353	5,154,485
HUB24 Ltd.(c)	276,886	2,374,096

Security	Shares	Value

Australia (continued)
IDP Education Ltd.	530,107	$7,022,533
Iluka Resources Ltd.	1,766,700	11,714,258
Independence Group NL	2,083,512	7,726,008
Infigen Energy(c)	4,245,783	1,390,043
InvoCare Ltd.(c)	565,084	6,087,639
IOOF Holdings Ltd.	1,220,199	4,903,160
IPH Ltd.	880,144	5,059,373
IRESS Ltd.	577,870	5,576,158
JB Hi-Fi Ltd.	517,932	10,741,670
Jumbo Interactive Ltd.(c)	199,702	2,673,059
Kidman Resources Ltd.(b)	1,781,860	2,321,198
Link Administration Holdings Ltd.	2,086,107	7,318,655
Lynas Corp. Ltd.(b)(c)	2,786,897	5,013,469
Magellan Financial Group Ltd.	516,210	22,016,770
Mayne Pharma Group Ltd.(b)	6,816,082	2,489,932
McMillan Shakespeare Ltd.	383,169	3,660,416
Mesoblast Ltd.(b)(c)	1,687,318	1,715,402
Metcash Ltd.(c)	4,198,842	8,161,228
Mineral Resources Ltd.	688,307	7,623,861
Monadelphous Group Ltd.	440,274	5,744,478
Nanosonics Ltd.(b)	1,473,035	5,594,246
nearmap Ltd.(b)(c)	1,787,871	4,152,819
New Hope Corp. Ltd.	1,402,485	2,426,324
NEXTDC Ltd.(b)(c)	1,782,939	8,454,770
NIB Holdings Ltd.	1,519,805	8,369,732
Nine Entertainment Co. Holdings Ltd.	6,906,121	9,615,291
Northern Star Resources Ltd.	2,608,597	23,391,667
NRW Holdings Ltd.	1,531,519	2,586,219
Nufarm Ltd./Australia	1,147,635	3,860,117
OFX Group Ltd.	1,431,977	1,347,242
Orocobre Ltd.(b)(c)	953,196	1,872,423
Orora Ltd.	5,071,838	11,815,687
OZ Minerals Ltd.	1,364,387	9,676,757
Pact Group Holdings Ltd.	1,115,382	2,160,264
Pendal Group Ltd.	1,060,561	5,694,427
Perpetual Ltd.	187,925	5,117,625
Pilbara Minerals Ltd.(b)(c)	6,803,636	2,204,021
Pinnacle Investment Management Group Ltd.(c)	515,482	1,545,538
Platinum Asset Management Ltd.	1,075,084	3,571,629
Premier Investments Ltd.	432,694	4,700,174
Qube Holdings Ltd.	5,514,082	12,009,839
Quintis Ltd.(a)(b)(c)	1,477,559	10
Regis Healthcare Ltd.	693,924	1,339,204
Regis Resources Ltd.	1,975,807	7,585,367
Reliance Worldwide Corp. Ltd.	2,992,165	7,589,449
Resolute Mining Ltd.(a)	3,925,348	4,802,346
Sandfire Resources NL	795,852	3,697,167
Saracen Mineral Holdings Ltd.(b)	3,997,901	11,545,771
Select Harvests Ltd.	481,355	2,475,034
Service Stream Ltd.	1,703,278	3,510,214
Seven Group Holdings Ltd.	506,130	6,317,677
Seven West Media Ltd.(b)	5,004,740	1,500,540
SG Fleet Group Ltd.	647,306	1,316,160
Shopping Centres Australasia Property Group	2,748,877	4,622,980
Sigma Healthcare Ltd.	6,726,492	2,758,560
Sims Metal Management Ltd.	688,437	5,176,853
SmartGroup Corp. Ltd.	461,553	2,990,380
Southern Cross Media Group Ltd.	3,756,634	3,469,609
Spark Infrastructure Group	7,178,652	11,726,493
SpeedCast International Ltd.	1,108,823	1,440,623

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
St. Barbara Ltd.	2,999,822	$7,650,223
Star Entertainment Grp Ltd. (The)	3,487,074	9,950,351
Steadfast Group Ltd.	3,575,872	9,365,748
Super Retail Group Ltd.	695,269	4,312,929
Syrah Resources Ltd.(b)(c)	2,060,247	1,221,222
Tassal Group Ltd.	1,468,026	5,210,961
Technology One Ltd.	1,186,940	6,266,635
Village Roadshow Ltd.(b)	918,647	1,677,921
Virtus Health Ltd.	585,406	2,065,875
Viva Energy Group Ltd.(d)	4,183,616	6,920,539
Vocus Group Ltd.(b)(c)	2,433,564	5,417,790
Webjet Ltd.	571,123	5,341,785
Western Areas Ltd.	1,730,773	2,624,458
Westgold Resources Ltd.(b)(c)	1,712,403	2,277,929
Whitehaven Coal Ltd.	2,982,327	7,605,607
WiseTech Global Ltd.(c)	457,360	10,068,621
Zip Co. Ltd.(b)	905,790	2,035,270

		765,961,995
Austria — 1.1%
ams AG(b)(c)	331,885	17,593,257
AT&S Austria Technologie & Systemtechnik AG	113,278	1,848,973
BAWAG Group AG(d)	87,133	3,486,678
CA Immobilien Anlagen AG	319,056	11,296,533
DO & CO AG	22,013	1,960,742
EVN AG	174,976	2,801,486
FACC AG	151,742	1,826,344
IMMOFINANZ AG	333,373	8,975,070
Kapsch TrafficCom AG	32,067	1,135,368
Lenzing AG	53,988	5,539,157
Oesterreichische Post AG(c)	135,820	4,566,903
S IMMO AG	462,389	10,286,180
S&TAG(c)	266,856	6,316,716
Schoeller-Bleckmann Oilfield Equipment AG	55,785	4,484,415
Telekom Austria AG	555,792	4,146,085
UNIQA Insurance Group AG	512,067	4,618,096
Wienerberger AG	495,905	11,429,309
Zumtobel Group AG(b)	180,733	1,513,235

		103,824,547
Belgium — 2.1%
Ackermans & van Haaren NV	115,613	16,965,756
Aedifica SA	145,820	15,407,580
AGFA-Gevaert NV(b)	1,050,881	4,270,685
Barco NV	62,166	13,067,907
Befimmo SA	83,369	4,743,257
Bekaert SA(c)	146,495	4,172,290
bpost SA	415,989	3,904,456
Cie. d’Entreprises CFE	29,385	2,604,293
Cofinimmo SA	78,420	10,425,149
D’ieteren SA/NV	107,840	5,084,923
Econocom Group SA/NV(c)	671,757	2,248,290
Elia System Operator SA/NV	171,772	13,158,062
Euronav NV	607,562	5,147,856
Exmar NV(b)	121,387	808,211
Fagron	212,144	3,545,378
Galapagos NV(b)(c)	185,587	32,627,275
Gimv NV	91,748	5,424,282
Intervest Offices & Warehouses NV	146,904	4,236,279
Ion Beam Applications(b)(c)	116,807	2,259,019
KBC Ancora	151,724	6,547,706

Security	Shares	Value

Belgium (continued)
Kinepolis Group NV	70,866	$4,221,267
Melexis NV(c)	86,227	5,961,918
Mithra Pharmaceuticals SA(b)(c)	72,336	2,161,664
Ontex Group NV	279,187	4,640,942
Orange Belgium SA	140,860	3,238,612
Sofina SA	47,597	9,284,634
Tessenderlo Group SA(b)	176,761	5,579,440
Warehouses De Pauw CVA	57,783	9,714,672

		201,451,803
Denmark — 1.8%
ALK-Abello A/S(b)	32,817	7,471,921
Alm Brand A/S	393,648	3,551,058
Amagerbanken A/S(a)(b)	130,550	—
Ambu A/S, Series B(c)	663,687	9,775,223
Bang & Olufsen A/S(b)(c)	221,546	1,435,648
Bavarian Nordic A/S(b)(c)	149,201	4,116,756
D/S Norden A/S	129,898	1,960,096
Dfds A/S	134,054	4,977,067
Drilling Co. of 1972 A/S (The)(b)	81,771	5,567,107
FLSmidth & Co. A/S	132,139	5,455,673
GN Store Nord A/S	557,533	26,693,483
Jyske Bank A/S, Registered(b)	238,165	7,645,684
Matas A/S	200,522	2,080,969
Netcompany Group A/S(b)(d)	103,004	4,069,999
Nilfisk Holding A/S(b)	117,800	3,024,634
NKT A/S(b)(c)	120,166	1,780,994
Per Aarsleff Holding A/S	99,491	3,293,299
Ringkjoebing Landbobank A/S	120,810	8,286,194
Rockwool International A/S, Class B	35,311	8,692,635
Royal Unibrew A/S	225,545	16,929,369
Schouw & Co. A/S	69,347	5,201,038
SimCorp A/S	192,819	17,552,131
Spar Nord Bank A/S	336,722	2,982,307
Sydbank A/S	279,209	4,887,557
Topdanmark A/S	197,063	10,184,225
Zealand Pharma A/S(b)	152,640	3,457,168

		171,072,235
Finland — 1.2%
Adapteo OYJ(b)	170,671	2,010,374
Cargotec OYJ, Class B	137,475	4,120,500
Caverion OYJ	454,596	3,036,882
Citycon OYJ(c)	294,341	3,019,932
Cramo OYJ	170,671	1,489,796
DNA OYJ	309,096	7,206,447
Finnair OYJ	268,845	1,906,745
F-Secure OYJ(b)(c)	540,853	1,604,825
Huhtamaki OYJ(c)	425,329	16,271,563
Kemira OYJ	342,669	5,097,209
Kesko OYJ, Class B	267,405	16,327,440
Konecranes OYJ	269,345	7,977,038
Metsa Board OYJ	663,392	3,337,087
Oriola OYJ, Class B	770,956	1,751,100
Outokumpu OYJ(c)	935,127	2,717,454
Outotec OYJ(b)	610,425	3,857,677
Sanoma OYJ	333,976	3,328,047
Tieto OYJ	300,355	7,718,303
Uponor OYJ	293,640	3,112,457
Valmet OYJ	525,464	10,302,757

64	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
YIT OYJ(c)	719,186	$4,019,722

		110,213,355
France — 3.2%
Air France-KLM(b)(c)	751,110	7,881,156
Albioma SA	179,537	4,817,504
ALD SA(c)(d)	298,601	4,488,241
Alten SA	126,441	15,781,368
Altran Technologies SA	976,829	15,563,573
APERAM SA	171,194	4,300,102
Assystem SA	45,589	1,944,061
Beneteau SA	176,919	1,864,431
Boiron SA	31,797	1,424,962
Bonduelle SCA	70,311	2,090,189
Cellectis SA(b)(c)	140,509	2,116,670
CGG SA(b)	2,558,448	5,694,302
Cie. Plastic Omnium SA	228,256	6,066,326
Coface SA(b)	412,617	5,145,366
DBV Technologies SA(b)(c)	125,590	2,465,236
Derichebourg SA	539,334	2,012,857
Elior Group SA(c)(d)	377,894	4,977,438
Elis SA	733,589	13,705,532
Eramet	35,301	1,715,625
Europcar Mobility Group(c)(d)	489,986	3,093,270
FFP	34,452	3,525,178
Fnac Darty SA(b)	74,370	5,253,885
Gaztransport Et Technigaz SA	107,840	9,863,671
Genfit(b)(c)	168,121	3,015,564
Guerbet	31,137	1,806,199
Haulotte Group SA	216,562	1,687,841
ID Logistics Group(b)	13,268	2,499,522
Innate Pharma SA(b)(c)	243,657	1,696,904
Interparfums SA	68,510	3,268,556
IPSOS	161,840	4,459,767
Jacquet Metal Service SA	149,448	2,685,621
Korian SA	210,439	8,369,294
Lagardere SCA	215,219	4,912,308
Latecoere SACA(b)	416,631	1,772,010
LISI	75,106	2,190,923
Maisons du Monde SA(d)	180,527	3,654,157
Manitou BF SA	72,657	1,727,136
Mercialys SA	244,315	2,780,047
Mersen SA	80,286	2,900,719
Metropole Television SA	152,461	2,665,076
Neopost SA	166,645	3,376,874
Nexans SA	108,692	3,704,350
Nexity SA	169,270	8,190,697
Oeneo SA(c)	176,482	2,039,618
Orpea	195,896	24,711,926
Rexel SA	997,828	11,237,577
Rubis SCA	354,183	20,072,276
SOITEC(b)	97,939	10,321,134
Solocal Group(b)(c)	2,519,141	2,096,596
Sopra Steria Group	65,254	8,471,432
SPIE SA	453,932	8,485,797
Synergie SA	42,156	1,354,117
Tarkett SA	133,473	2,248,451
Technicolor SA, Registered(b)(c)	1,819,826	1,556,117
Television Francaise 1	322,246	3,247,037
Trigano SA	36,816	3,732,224
Vallourec SA(b)	1,256,399	4,386,870

Security	Shares	Value

France (continued)
Vicat SA	67,434	$3,059,551
Virbac SA(b)	21,066	3,935,729

		304,110,960
Germany — 5.5%
Aareal Bank AG	224,059	6,456,212
ADLER Real Estate AG	227,483	3,150,797
ADO Properties SA(d)	153,485	6,654,463
ADVA Optical Networking SE(b)	260,397	2,041,079
AIXTRON SE(b)	497,855	5,665,065
alstria office REIT AG	538,486	8,753,433
Amadeus Fire AG	31,134	4,270,677
Aumann AG(c)(d)	60,333	996,873
AURELIUS Equity Opportunities SE & Co KGaA(c)	107,359	4,370,144
Aurubis AG	111,540	4,912,901
BayWa AG(c)	57,220	1,503,526
Bechtle AG	129,236	14,518,635
Bertrandt AG	30,666	2,072,512
Bilfinger SE(c)	121,826	3,618,903
Borussia Dortmund GmbH & Co. KGaA	399,014	4,016,129
CANCOM SE	154,749	8,769,943
CECONOMY AG(b)	673,072	4,327,025
CompuGroup Medical SE	108,655	8,462,303
CTS Eventim AG & Co. KGaA	252,513	12,719,132
Deutsche EuroShop AG(c)	159,239	4,333,131
Deutsche Pfandbriefbank AG(d)	465,565	5,344,291
Deutz AG	573,003	4,012,903
Draegerwerk AG & Co. KGaA	21,013	908,930
Duerr AG	205,423	6,205,117
ElringKlinger AG(b)(c)	164,942	945,779
Evotec SE(b)	546,281	15,655,818
Freenet AG	482,823	9,541,957
Gerresheimer AG	139,134	10,983,244
Grand City Properties SA	522,938	11,900,966
GRENKE AG(c)	118,584	10,298,449
Hamborner REIT AG	259,142	2,590,699
Heidelberger Druckmaschinen AG(b)(c)	1,357,582	1,494,905
HelloFresh SE(b)(c)	594,308	5,763,428
Indus Holding AG	76,647	3,067,928
Isra Vision AG(c)	82,425	3,624,993
Jenoptik AG	222,940	6,329,644
K+S AG,Registered	701,537	11,505,472
Kloeckner & Co. SE(c)	390,871	1,958,381
Koenig & Bauer AG(c)	61,456	2,496,148
Krones AG	68,062	3,932,993
KWS Saat SE & Co. KGaA	54,105	3,795,151
LEG Immobilien AG	269,236	31,385,636
Leoni AG(b)(c)	113,233	1,537,468
MLP SE	542,335	2,717,260
MorphoSys AG(b)	134,312	16,345,044
Nemetschek SE	270,234	15,329,758
Nordex SE(b)	285,869	3,392,934
Norma Group SE	118,669	4,286,169
OSRAM Licht AG(c)	397,374	15,219,803
PATRIZIA AG	266,425	5,203,022
Pfeiffer Vacuum Technology AG	37,472	5,252,714
ProSiebenSat.1 Media SE	940,361	12,281,283
Rational AG	14,749	10,115,664
Rheinmetall AG	182,070	20,960,906
RHOEN-KLINIKUM AG	283,050	7,563,547
RIB Software SE	218,541	4,776,440

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Rocket Internet SE(b)(c)(d)	339,085	$9,634,748
SAF-Holland SA	242,170	2,518,363
Salzgitter AG	138,310	3,056,787
Scout24 AG(d)	433,561	24,257,018
SGL Carbon SE(b)	274,118	1,875,472
Siltronic AG	88,859	6,994,746
Sixt SE(c)	61,613	6,355,781
SMA Solar Technology AG(b)(c)	73,989	1,805,755
Software AG	233,039	6,650,103
Stabilus SA	97,057	4,491,108
STRATEC SE	36,264	2,394,316
Stroeer SE & Co. KGaA	125,508	9,984,464
Suedzucker AG(c)	304,485	4,752,970
TAG Immobilien AG	525,307	12,492,966
Takkt AG	173,438	2,386,788
TLG Immobilien AG	295,409	8,732,516
Vossloh AG(c)	65,951	2,606,759
Wacker Neuson SE	135,682	2,766,061
XING SE	21,013	8,094,971
zooplus AG(b)(c)	28,975	3,793,865

		515,983,284
Hong Kong — 2.0%
Agritrade Resources Ltd.(c)	11,630,000	1,663,997
Ausnutria Dairy Corp. Ltd.(c)	1,841,000	3,339,619
Bright Smart Securities & Commodities Group Ltd.(c)	6,938,000	1,249,707
Brightoil Petroleum Holdings Ltd.(a)(b)(c)	12,938,512	1,454,527
Cafe de Coral Holdings Ltd.	3,112,000	10,376,116
Champion REIT	15,391,000	11,443,123
Chow Sang Sang Holdings International Ltd.	1,639,000	2,244,546
CITIC Telecom International Holdings Ltd.	8,244,000	3,412,225
CMBC Capital Holdings Ltd.(c)	45,040,000	1,110,479
Crystal International Group Ltd.(c)(d)	2,185,500	977,178
CSI Properties Ltd.	63,180,000	2,824,896
Dah Sing Banking Group Ltd.	2,654,000	4,631,337
Dah Sing Financial Holdings Ltd.	632,800	2,849,576
Emperor Capital Group Ltd.	23,574,000	828,172
First Pacific Co. Ltd.	6,938,000	2,915,983
Giordano International Ltd.	8,116,000	2,799,371
Guotai Junan International Holdings Ltd.(c)	15,350,000	2,451,168
Haitong International Securities Group Ltd.(c)	10,019,000	2,969,389
Hang Lung Group Ltd.	3,629,000	9,364,683
Health and Happiness H&H International Holdings Ltd.(c)	640,000	3,756,819
HKBN Ltd.	4,305,000	7,798,375
Hutchison Telecommunications Hong Kong Holdings Ltd.	17,222,000	3,740,135
Johnson Electric Holdings Ltd.	2,133,750	3,859,771
Kerry Logistics Network Ltd.	2,889,000	4,967,608
Lai Sun Development Co. Ltd.	2,553,353	3,614,143
Landing International Development Ltd.(b)	7,463,043	1,058,263
Leyou Technologies Holdings Ltd.(b)(c)	3,325,000	951,468
Li & Fung Ltd.	23,624,000	3,319,715
Lifestyle International Holdings Ltd.	959,000	1,315,763
Luk Fook Holdings International Ltd.	1,582,000	4,789,714
Man Wah Holdings Ltd.(c)	9,244,400	4,487,630
Mandarin Oriental International Ltd.(c)	1,325,600	2,107,704
Melco International Development Ltd.	3,296,000	8,134,841
Microport Scientific Corp.(c)	1,858,000	1,573,671
Minth Group Ltd.	3,050,000	8,688,793
NewOcean Energy Holdings Ltd.(b)(c)	6,808,000	1,443,718

Security	Shares	Value

Hong Kong (continued)
NOVA Group Holdings Ltd.(c)	5,360,000	$1,198,278
OP Financial Ltd.(c)	1,728,000	430,460
Pacific Basin Shipping Ltd.	19,389,000	4,012,593
Pacific Textiles Holdings Ltd.	3,500,000	2,763,193
Prosperity REIT	10,545,000	4,391,561
Sa Sa International Holdings Ltd.(c)	7,060,000	1,993,204
Shun Tak Holdings Ltd.	9,322,000	3,465,427
SITC International Holdings Co. Ltd.	5,768,000	6,366,397
SmarTone Telecommunications Holdings Ltd.	2,229,500	2,056,361
Television Broadcasts Ltd.	1,436,800	2,316,383
Texwinca Holdings Ltd.	3,094,000	916,987
Town Health International Medical Group Ltd.(a)(c)	7,626,000	4,774
United Laboratories International Holdings Ltd. (The)(c)	4,318,000	2,382,984
Value Partners Group Ltd.	4,870,000	2,930,249
VSTECS Holdings Ltd.(c)	7,420,000	4,085,412
VTech Holdings Ltd.	741,600	6,532,189
Xinyi Automobile Glass Hong Kong Enterprises Ltd.(b)	1	—
Xinyi Glass Holdings Ltd.	7,626,000	7,744,951

		188,105,626
Ireland — 0.7%
C&C Group PLC	1,724,640	7,834,472
Cairn Homes PLC(b)	3,866,654	4,597,881
Dalata Hotel Group PLC	918,383	4,754,753
Glanbia PLC	865,337	11,368,899
Grafton Group PLC	1,032,678	9,192,645
Green REIT PLC	3,179,187	6,343,153
Hibernia REIT PLC	3,889,231	6,538,706
Irish Residential Properties REIT PLC	1,947,851	3,712,878
Origin Enterprises PLC	643,450	3,542,682
Permanent TSB Group Holdings PLC(b)	705,682	897,276
UDG Healthcare PLC	1,148,580	11,251,033

		70,034,378
Israel — 1.7%
AFI Properties Ltd.(b)	127,039	3,923,536
Airport City Ltd.(b)	536,657	9,933,880
Alony Hetz Properties & Investments Ltd.	577,557	7,926,152
Amot Investments Ltd.	671,220	4,767,967
Bayside Land Corp.	4,840	2,618,685
Bezeq The Israeli Telecommunication Corp. Ltd.	8,528,763	5,853,479
Caesarstone Ltd.	164,559	2,315,345
Cellcom Israel Ltd.(b)(c)	317,401	914,925
Clal Insurance Enterprises Holdings Ltd.(b)	172,371	2,809,673
Delek Automotive Systems Ltd.	212,854	907,562
Delek Group Ltd.	19,841	3,052,549
Electra Ltd./Israel	14,136	4,037,587
Equital Ltd.(b)	162,677	5,349,854
Fattal Holdings 1998 Ltd.	19,431	2,489,373
First International Bank of Israel Ltd.	226,727	5,892,347
Gazit-Globe Ltd.	405,334	3,667,468
Harel Insurance Investments & Financial Services Ltd.	659,945	5,201,202
IDI Insurance Co. Ltd.	44,398	1,606,093
Ituran Location and Control Ltd.	173,921	5,075,015
Kornit Digital Ltd.(b)(c)	187,821	5,860,015
Matrix IT Ltd.	393,340	6,224,781
Melisron Ltd.	123,121	6,527,690
Menora Mivtachim Holdings Ltd.	221,045	3,555,026
Naphtha Israel Petroleum Corp. Ltd.	508,080	3,369,374
Norstar Holdings Inc.	106,284	1,721,504
Oil Refineries Ltd.(b)	6,453,722	3,493,636

66	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Israel (continued)
Partner Communications Co. Ltd.(b)	503,051	$2,068,653
Paz Oil Co. Ltd.	29,947	4,278,510
Phoenix Holdings Ltd. (The)	659,354	4,148,185
Radware Ltd.(b)	40,000	1,055,200
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	84,985	4,513,059
Sapiens International Corp. NV	169,361	2,808,557
Shikun & Binui Ltd.	983,332	3,405,345
Shufersal Ltd.	801,545	5,945,860
Strauss Group Ltd.	201,887	6,142,806
Tower Semiconductor Ltd.(b)	493,163	9,829,703
UroGen Pharma Ltd.(b)(c)	76,691	2,615,163

		155,905,759
Italy — 3.3%
A2A SpA	6,260,659	11,013,574
ACEA SpA	262,428	4,955,496
Amplifon SpA	510,806	12,671,333
Anima Holding SpA(d)	1,107,805	4,114,722
ASTM SpA	160,859	5,598,678
Autogrill SpA	567,929	6,032,447
Azimut Holding SpA	460,586	8,692,237
Banca Generali SpA	244,120	7,164,731
Banca IFIS SpA	103,092	1,472,661
Banca Mediolanum SpA	574,493	4,135,275
Banca Monte dei Paschi di Siena SpA(b)(c)	1,161,762	1,697,079
Banca Popolare di Sondrio SCPA(c)	2,076,075	4,347,934
Banco BPM SpA(b)	5,861,861	11,016,892
Biesse SpA(c)	89,561	1,126,804
Bio On SpA(b)(c)	36,992	871,103
BPER Banca(c)	1,466,936	5,502,541
Brunello Cucinelli SpA(c)	124,900	3,982,782
Buzzi Unicem SpA	399,326	8,180,814
Cairo Communication SpA	499,499	1,451,531
Cerved Group SpA	804,595	6,400,747
CIR-Compagnie Industriali Riunite SpA	4,143,460	4,622,554
Credito Emiliano SpA	358,299	1,809,148
Credito Valtellinese SpA(b)	29,013,139	1,728,222
Datalogic SpA(c)	98,512	1,749,448
De’ Longhi SpA	275,682	5,580,247
DiaSorin SpA	120,431	14,079,224
Enav SpA(d)	1,053,251	5,844,684
ERG SpA	266,734	5,185,298
Falck Renewables SpA	753,403	3,509,701
Fincantieri SpA(b)(c)	2,068,215	2,155,374
Freni Brembo SpA(c)	602,800	6,221,629
Geox SpA(c)	612,897	866,647
Hera SpA	3,560,214	13,358,483
IMA Industria Macchine Automatiche SpA(c)	72,582	5,737,708
Infrastrutture Wireless Italiane SpA(d)	944,547	9,654,224
Interpump Group SpA	349,972	9,928,505
Iren SpA	2,565,579	6,747,089
Italgas SpA	2,157,130	13,733,195
Italmobiliare SpA	58,924	1,325,241
Juventus Football Club SpA(b)(c)	2,127,864	3,666,280
La Doria SpA	118,471	1,061,840
Maire Tecnimont SpA(c)	763,788	1,858,977
MARR SpA(c)	276,148	5,995,531
Mediaset SpA(b)(c)	1,314,305	3,879,333
Piaggio & C SpA	1,053,827	3,186,766
RAI Way SpA(c)(d)	430,748	2,565,832

Security	Shares	Value

Italy (continued)
Reply SpA(c)	134,260	$9,066,268
Saipem SpA(b)(c)	2,324,092	11,623,695
Salini Impregilo SpA(b)(c)	953,334	1,846,909
Salvatore Ferragamo SpA	228,606	4,829,704
Saras SpA	2,496,132	4,140,997
Societa Cattolica di Assicurazioni SC	673,056	5,744,001
Societa Iniziative Autostradali e Servizi SpA(c)	321,097	6,142,010
Technogym SpA(d)	391,317	4,248,000
Tod’s SpA(c)	54,356	2,723,398
Unione di Banche Italiane SpA(c)	3,570,183	9,241,970
Unipol Gruppo SpA	1,811,576	9,352,867

		315,440,380
Japan — 30.4%
77 Bank Ltd. (The)	292,700	4,192,019
Achilles Corp.	148,700	2,795,272
Activia Properties Inc.	2,556	11,758,895
Adastria Co. Ltd.	177,880	3,501,078
ADEKA Corp.	405,900	5,981,487
Advance Residence Investment Corp.	5,778	17,960,626
Aeon Delight Co. Ltd.	90,100	2,701,133
AEON REIT Investment Corp.	6,304	8,204,054
Ai Holdings Corp.	234,400	3,687,361
Aica Kogyo Co. Ltd.	250,400	7,287,718
Aida Engineering Ltd.	380,300	3,040,298
Aiful Corp.(b)	2,066,300	4,243,932
Ain Holdings Inc.	117,100	6,449,533
Akatsuki Inc.	44,900	3,031,241
Amano Corp.	275,100	8,348,648
AnGes Inc.(b)(c)	588,000	3,715,109
Anicom Holdings Inc.(c)	73,900	2,589,818
Anritsu Corp.(c)	636,400	11,851,723
Aoyama Trading Co. Ltd.	210,300	3,941,612
Arcs Co. Ltd.	241,500	5,060,212
Ariake Japan Co. Ltd.	80,100	5,001,870
Asahi Diamond Industrial Co. Ltd.	414,000	2,569,984
Asahi Holdings Inc.	104,700	2,185,127
Asics Corp.	662,200	7,160,238
ASKA Pharmaceutical Co. Ltd.	170,400	2,054,373
ASKUL Corp.	90,200	2,264,658
Autobacs Seven Co. Ltd.	331,600	5,417,991
Avex Inc.	273,800	3,532,985
Awa Bank Ltd. (The)	313,100	7,142,977
Azbil Corp.	604,100	14,549,588
Bank of Iwate Ltd. (The)	71,600	1,771,948
Bank of Nagoya Ltd. (The)	162,400	5,063,081
Bell System24 Holdings Inc.	137,700	1,979,735
Benefit One Inc.	428,200	7,386,770
Bic Camera Inc.	476,900	4,734,959
Broadleaf Co. Ltd.	643,700	3,414,886
Bunka Shutter Co. Ltd.	449,700	3,711,086
Canon Marketing Japan Inc.	235,100	4,538,518
Capcom Co. Ltd.	414,000	8,739,470
Central Glass Co. Ltd.	153,800	3,524,332
Chiyoda Corp.(b)(c)	882,900	2,390,722
Chugoku Bank Ltd. (The)	503,900	4,413,621
Citizen Watch Co. Ltd.	1,250,700	6,277,978
CKD Corp.	320,100	3,567,313
cocokara fine Inc.	42,500	2,254,663
Colowide Co. Ltd.(c)	297,100	5,828,441
Comforia Residential REIT Inc.	3,255	9,758,255

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
COMSYS Holdings Corp.	491,500	$12,489,510
Comture Corp.	65,300	2,535,017
Cosmo Energy Holdings Co. Ltd.	256,200	5,325,751
Cosmos Pharmaceutical Corp.(c)	45,100	8,378,236
Create SD Holdings Co. Ltd.	82,900	1,873,697
CYBERDYNE Inc.(b)(c)	560,300	3,189,182
Daido Steel Co. Ltd.	124,700	4,777,822
Daihen Corp.	137,100	3,832,360
Daiichikosho Co. Ltd.	170,400	7,085,941
Daikokutenbussan Co. Ltd.	92,700	2,796,155
Daio Paper Corp.(c)	405,800	4,881,186
Daiseki Co. Ltd.	152,500	3,646,235
Daishi Hokuetsu Financial Group Inc.	238,300	6,375,883
Daiwa Office Investment Corp.	1,704	12,633,848
Daiwabo Holdings Co. Ltd.	132,700	6,489,864
DCM Holdings Co. Ltd.	419,400	3,986,376
DeNA Co. Ltd.	463,700	8,904,577
Denka Co. Ltd.	370,600	10,768,989
Descente Ltd.	195,700	3,053,335
Dexerials Corp.	355,400	2,366,606
DIC Corp.	350,000	9,525,674
Digital Arts Inc.	38,100	3,902,114
Digital Garage Inc.	196,100	6,818,121
Dip Corp.	126,800	2,630,012
DMG Mori Co. Ltd.	538,700	7,903,745
Dowa Holdings Co. Ltd.	256,800	8,183,541
Duskin Co. Ltd.	320,100	8,537,965
Ebara Corp.	428,000	11,613,060
EDION Corp.(c)	491,500	4,694,317
en-japan Inc.	175,200	7,277,476
eRex Co. Ltd.	107,800	1,067,327
Euglena Co. Ltd.(b)	413,400	4,096,877
Exedy Corp.	216,300	4,448,519
Ezaki Glico Co. Ltd.	192,300	8,395,137
F@N Communications Inc.	503,200	2,562,925
Fancl Corp.	327,800	8,308,594
Financial Products Group Co. Ltd.	297,700	2,648,659
Foster Electric Co. Ltd.	156,200	2,753,551
FP Corp.	93,000	5,773,152
Frontier Real Estate Investment Corp.	1,772	7,654,322
Fuji Corp./Aichi	418,900	5,629,059
Fuji Oil Holdings Inc.	284,400	8,801,142
Fuji Seal International Inc.	237,400	7,018,688
Fuji Soft Inc.	154,400	7,010,748
Fujibo Holdings Inc.	76,500	1,864,324
Fujikura Ltd.	1,243,000	4,602,220
Fujimi Inc.	189,700	3,959,108
Fujitec Co. Ltd.	317,700	3,988,258
Fujitsu General Ltd.	278,400	4,494,913
Fukuoka REIT Corp.	4,188	6,946,892
Fukuyama Transporting Co. Ltd.	82,900	3,153,369
Funai Soken Holdings Inc.	265,860	6,128,921
Furukawa Co. Ltd.	181,600	2,393,457
Furukawa Electric Co. Ltd.	260,900	7,069,471
Futaba Industrial Co. Ltd.	631,000	4,422,666
Fuyo General Lease Co. Ltd.	85,200	5,100,622
Geo Holdings Corp.	281,800	3,737,435
Giken Ltd.(c)	36,600	1,078,701
Global One Real Estate Investment Corp.	6,433	8,200,112
Glory Ltd.	332,000	8,840,083

Security	Shares	Value

Japan (continued)
GLP J-REIT	14,304	$15,993,604
GMO Internet Inc.	362,300	5,946,292
GNI Group Ltd.(b)(c)	89,699	4,039,863
Goldwin Inc.(c)	35,000	4,861,156
Gree Inc.	663,300	3,146,208
GS Yuasa Corp.	318,500	6,004,785
GungHo Online Entertainment Inc.(c)	197,030	5,229,937
Gunma Bank Ltd. (The)	1,683,500	5,830,035
Gunosy Inc.(b)(c)	113,300	1,708,239
Gunze Ltd.	85,200	3,813,696
Gurunavi Inc.	210,100	1,306,171
H2O Retailing Corp.	354,400	4,034,432
Hachijuni Bank Ltd. (The)	829,000	3,138,098
Hanwa Co. Ltd.	217,500	5,985,632
Harmonic Drive Systems Inc.(c)	175,900	6,739,526
Haseko Corp.	1,259,300	13,755,743
Hazama Ando Corp.	919,100	6,382,698
Heiwa Corp.	235,300	4,865,287
Heiwa Real Estate Co. Ltd.	320,100	6,780,843
Heiwa Real Estate REIT Inc.	6,671	8,177,850
Hirata Corp.(c)	33,300	2,064,094
Hiroshima Bank Ltd. (The)	829,000	3,977,978
HIS Co. Ltd.	234,400	5,766,359
Hitachi Capital Corp.	234,400	4,846,677
Hitachi Transport System Ltd.	107,900	3,388,800
Hitachi Zosen Corp.	992,400	3,582,968
Hogy Medical Co. Ltd.	174,800	4,886,189
Hokkaido Electric Power Co. Inc.	791,200	4,503,446
Hokkoku Bank Ltd. (The)	242,100	6,756,279
Hokuetsu Corp.	663,500	3,318,264
Hokuhoku Financial Group Inc.	491,500	4,947,819
Hokuriku Electric Power Co.(b)	595,600	4,289,746
Horiba Ltd.	141,300	7,678,287
Hoshino Resorts REIT Inc.	907	4,703,118
Hosiden Corp.	357,100	4,012,544
House Foods Group Inc.	340,800	12,618,153
Hulic Reit Inc.	4,188	7,490,763
Hyakugo Bank Ltd. (The)	1,689,200	4,978,531
Hyakujushi Bank Ltd. (The)	244,800	4,894,873
Ibiden Co. Ltd.	440,500	7,931,637
IBJ Leasing Co. Ltd.	148,700	3,756,704
Ichigo Inc.	1,719,400	6,286,915
Ichigo Office REIT Investment	7,591	7,236,182
Idec Corp./Japan	41,700	758,531
IDOM Inc.(c)	320,100	1,217,604
Iino Kaiun Kaisha Ltd.	762,800	2,571,354
Inabata & Co. Ltd.	320,100	4,195,278
Industrial & Infrastructure Fund Investment Corp.	6,665	8,741,386
Ines Corp.	340,900	3,654,687
Infocom Corp.	47,800	1,194,835
Infomart Corp.	492,400	6,730,109
Internet Initiative Japan Inc.	148,700	2,807,598
Invesco Office J-Reit Inc.	61,503	10,955,266
Invincible Investment Corp.	29,299	16,865,646
Iriso Electronics Co. Ltd.	157,900	7,271,471
Iseki & Co. Ltd.	156,200	2,060,128
Ishihara Sangyo Kaisha Ltd.	255,700	2,755,413
Istyle Inc.(b)(c)	349,900	2,665,137
Ito En Ltd.	258,900	11,386,116
Itoham Yonekyu Holdings Inc.	591,500	3,906,106

68	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Iwatani Corp.	153,800	$5,106,599
Iyo Bank Ltd. (The)	1,092,100	5,330,997
Izumi Co. Ltd.	201,400	7,605,250
Jaccs Co. Ltd.	182,400	3,647,160
Jafco Co. Ltd.	172,100	6,443,348
Japan Aviation Electronics Industry Ltd.	82,900	1,165,143
Japan Display Inc.(b)(c)	2,908,600	2,009,164
Japan Elevator Service Holdings Co. Ltd.(c)	147,700	3,779,052
Japan Excellent Inc.	6,635	9,899,793
Japan Hotel REIT Investment Corp.	19,180	16,040,009
Japan Investment Adviser Co. Ltd.(c)	57,200	979,894
Japan Lifeline Co. Ltd.	288,800	5,144,271
Japan Logistics Fund Inc.	4,915	11,828,593
Japan Material Co. Ltd.	195,400	2,578,938
Japan Petroleum Exploration Co. Ltd.	148,700	3,269,140
Japan Rental Housing Investments Inc.	8,721	7,341,464
Japan Securities Finance Co. Ltd.	994,600	5,084,071
Japan Steel Works Ltd. (The)	269,300	4,729,957
JCR Pharmaceuticals Co. Ltd.	21,000	1,493,161
Jeol Ltd.	82,900	1,877,514
JINS Holdings Inc.	81,200	4,300,253
Juroku Bank Ltd. (The)	244,800	5,018,879
Justsystems Corp.	97,000	3,305,549
JVC Kenwood Corp.	1,380,780	3,115,737
Kadokawa Dwango(b)	247,667	3,168,404
Kagome Co. Ltd.	482,600	11,267,704
Kaken Pharmaceutical Co. Ltd.	139,300	6,812,646
Kanamoto Co. Ltd.	110,500	2,862,874
Kanematsu Corp.	308,000	3,562,956
Katitas Co. Ltd.	82,900	3,233,539
Kawasaki Kisen Kaisha Ltd.(b)(c)	331,600	4,269,646
Keihin Corp.	175,000	2,445,084
Keiyo Bank Ltd. (The)	1,209,600	7,397,416
Kenedix Inc.	1,504,300	7,689,491
Kenedix Office Investment Corp.	1,758	12,661,810
Kenedix Residential Next Investment Corp.	3,316	5,882,216
Kenedix Retail REIT Corp.	2,446	5,864,092
Kewpie Corp.	491,500	11,199,364
KH Neochem Co. Ltd.	82,900	2,079,085
Kinden Corp.	806,000	12,293,217
Kintetsu World Express Inc.	148,700	2,013,254
Kitanotatsujin Corp.(c)	349,900	2,288,087
Kitz Corp.	568,200	3,893,537
Kiyo Bank Ltd. (The)	481,200	6,293,382
KLab Inc.(b)(c)	215,700	1,787,981
Koa Corp.	218,600	2,667,695
Kobe Bussan Co. Ltd.	82,900	4,672,788
Kokuyo Co. Ltd.	409,800	5,559,617
Komeri Co. Ltd.	218,800	4,530,163
Komori Corp.	234,400	2,387,717
Konishi Co. Ltd.	250,700	3,597,427
Koshidaka Holdings Co. Ltd.	179,600	2,567,250
K’s Holdings Corp.	792,540	7,270,273
Kumagai Gumi Co. Ltd.	175,900	4,730,629
Kumiai Chemical Industry Co. Ltd.	82,900	684,884
Kura Sushi Inc.	15,100	623,053
Kusuri no Aoki Holdings Co. Ltd.(c)	47,500	3,171,771
KYB Corp.(b)	78,200	2,236,344
KYORIN Holdings Inc.	242,500	4,102,901
Kyoritsu Maintenance Co. Ltd.	159,100	6,909,109

Security	Shares	Value

Japan (continued)
Kyowa Exeo Corp.	405,800	$9,818,435
Kyudenko Corp.	175,800	5,480,847
Kyushu Financial Group Inc.	1,715,200	6,540,113
LaSalle Logiport REIT	6,714	8,428,443
Lasertec Corp.	182,000	8,833,894
Leopalace21 Corp.(b)(c)	1,159,300	2,434,450
Lifull Co. Ltd.	444,800	2,081,127
Link And Motivation Inc.(c)	223,400	1,162,524
Lintec Corp.	181,100	3,838,002
Mabuchi Motor Co. Ltd.	165,800	5,772,268
Macnica Fuji Electronics Holdings Inc.	187,950	2,627,751
Macromill Inc.	184,600	2,167,764
Maeda Corp.	703,700	5,314,612
Maeda Kosen Co. Ltd.(c)	236,200	3,983,258
Maeda Road Construction Co. Ltd.	250,300	5,343,729
Makino Milling Machine Co. Ltd.	125,500	5,299,724
Mani Inc.	82,900	6,008,962
Maruha Nichiro Corp.	212,300	6,247,281
Marusan Securities Co. Ltd.	543,900	2,750,183
Marvelous Inc.	299,500	2,143,325
Matsui Securities Co. Ltd.	660,500	5,517,601
Matsumotokiyoshi Holdings Co. Ltd.	318,300	10,729,708
Matsuya Co. Ltd.(c)	265,900	1,978,791
Maxell Holdings Ltd.	298,300	3,840,879
MCJ Co. Ltd.	361,700	2,675,064
MCUBS MidCity Investment Corp.	11,082	11,064,138
Megachips Corp.(c)	72,000	1,085,554
Megmilk Snow Brand Co. Ltd.	221,100	4,765,130
Meidensha Corp.	145,300	2,262,973
Meiko Electronics Co. Ltd.(c)	130,000	2,223,440
Meitec Corp.	151,900	7,904,536
Micronics Japan Co. Ltd.(c)	240,600	2,324,563
Milbon Co. Ltd.	69,700	3,428,027
Ministop Co. Ltd.	258,700	3,552,583
Miraca Holdings Inc.	229,500	5,227,295
Mirait Holdings Corp.(c)	320,100	4,767,227
Misawa Homes Co. Ltd.	270,200	2,650,362
Mitsubishi Logistics Corp.	166,100	4,441,062
Mitsui E&S Holdings Co. Ltd.(b)	320,100	2,833,213
Mitsui Mining & Smelting Co. Ltd.	165,800	3,866,503
Miura Co. Ltd.	386,400	10,783,256
Mixi Inc.	181,500	3,453,640
Mizuno Corp.	207,300	4,792,291
Modec Inc.	71,600	1,916,367
Monex Group Inc.(c)	1,049,370	3,141,103
Money Forward Inc.(b)(c)	53,300	1,637,168
Monogatari Corp. (The)	21,900	1,871,812
Mori Hills REIT Investment Corp.	6,746	9,959,786
Mori Trust Sogo REIT Inc.	4,915	8,198,080
Morinaga & Co. Ltd./Japan	188,800	8,920,507
Morinaga Milk Industry Co. Ltd.	166,800	6,521,446
MOS Food Services Inc.(c)	256,600	5,750,014
Musashi Seimitsu Industry Co. Ltd.	22,400	294,816
Musashino Bank Ltd. (The)	239,000	4,646,825
Nachi-Fujikoshi Corp.	75,100	3,195,598
Nagase & Co. Ltd.	577,800	8,488,059
Nakanishi Inc.	269,000	4,945,190
Nankai Electric Railway Co. Ltd.	500,800	12,070,860
Nanto Bank Ltd. (The)	158,200	3,415,342
NET One Systems Co. Ltd.	455,800	12,182,653

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nextage Co. Ltd.(c)	224,000	$2,549,979
NHK Spring Co. Ltd.	900,200	7,088,842
Nichias Corp.	165,800	2,993,028
Nichicon Corp.	447,100	3,710,220
Nichiha Corp.	150,100	3,946,908
Nichi-Iko Pharmaceutical Co. Ltd.	263,300	3,033,740
Nichirei Corp.	423,900	9,885,469
Nifco Inc./Japan	459,200	11,410,745
Nihon Kohden Corp.	378,700	10,456,759
Nihon M&A Center Inc.	605,400	16,459,966
Nihon Nohyaku Co. Ltd.	458,800	1,952,251
Nihon Parkerizing Co. Ltd.	663,500	7,449,289
Nihon Unisys Ltd.	347,900	11,551,273
Nikkiso Co. Ltd.	323,400	4,184,914
Nikkon Holdings Co. Ltd.	356,500	8,395,768
Nippo Corp.	171,200	3,286,031
Nippon Accommodations Fund Inc.	1,794	10,591,333
Nippon Carbon Co. Ltd.(c)	92,600	3,599,097
Nippon Chemi-Con Corp.(c)	75,500	1,170,311
Nippon Denko Co. Ltd.	707,500	1,225,052
Nippon Gas Co. Ltd.	165,100	4,668,266
Nippon Kayaku Co. Ltd.	811,400	9,595,557
Nippon Light Metal Holdings Co. Ltd.	3,199,700	5,893,990
Nippon Paper Industries Co. Ltd.	437,500	7,756,735
Nippon Parking Development Co. Ltd.	2,145,300	3,358,978
NIPPON REIT Investment Corp.	2,632	10,593,452
Nippon Seiki Co. Ltd.	234,200	4,124,250
Nippon Sharyo Ltd.(b)	158,200	3,644,100
Nippon Sheet Glass Co. Ltd.	401,300	2,539,195
Nippon Shinyaku Co. Ltd.	191,400	13,908,782
Nippon Shokubai Co. Ltd.	154,700	10,130,481
Nippon Soda Co. Ltd.	267,600	6,782,733
Nippon Steel Trading Corp.	71,600	2,891,697
Nippon Suisan Kaisha Ltd.	1,402,900	8,902,584
Nippon Thompson Co. Ltd.	293,500	1,359,710
Nipro Corp.	643,600	7,190,300
Nishimatsu Construction Co. Ltd.	175,000	3,331,568
Nishimatsuya Chain Co. Ltd.	455,100	3,688,584
Nishi-Nippon Financial Holdings Inc.	615,000	4,367,166
Nishi-Nippon Railroad Co. Ltd.	327,000	6,948,091
Nishio Rent All Co. Ltd.	155,600	4,378,153
Nissan Shatai Co. Ltd.	405,800	3,419,820
Nissha Co. Ltd.(c)	186,800	2,195,319
Nisshin Oillio Group Ltd. (The)	235,200	6,899,489
Nisshinbo Holdings Inc.	611,500	4,809,772
Nissin Electric Co. Ltd.	234,400	2,711,549
Nitto Boseki Co. Ltd.	177,600	4,025,545
Nitto Kogyo Corp.	148,700	2,862,381
Noevir Holdings Co. Ltd.	91,800	4,819,341
NOF Corp.	400,400	14,419,194
Nojima Corp.	148,700	2,409,056
NOK Corp.	82,900	1,228,516
Nomura Co. Ltd.	434,400	5,933,366
Noritsu Koki Co. Ltd.	143,800	2,537,608
North Pacific Bank Ltd.	2,055,000	4,599,263
NSD Co. Ltd.	304,040	9,436,931
NTN Corp.	1,881,800	5,268,867
Obara Group Inc.	71,600	2,502,620
Ogaki Kyoritsu Bank Ltd. (The)	244,800	5,298,457
Oisix ra daichi Inc.(b)(c)	154,600	2,070,351

Security	Shares	Value

Japan (continued)
Okasan Securities Group Inc.	736,000	$2,650,481
Oki Electric Industry Co. Ltd.	374,800	5,050,264
Okinawa Electric Power Co. Inc. (The)	361,550	5,650,936
OKUMA Corp.	128,900	6,778,899
Okumura Corp.	159,300	4,562,956
Open House Co. Ltd.	161,000	7,110,246
Optex Group Co. Ltd.	139,000	1,774,386
Orient Corp.(c)	3,385,200	3,990,841
Orix JREIT Inc.	12,079	23,507,186
OSAKA Titanium Technologies Co. Ltd.	85,500	1,411,941
OSG Corp.	405,800	8,136,556
OSJB Holdings Corp.(c)	1,576,700	3,586,875
Outsourcing Inc.	414,500	5,016,376
Pacific Metals Co. Ltd.(c)	104,600	2,012,520
PALTAC Corp.	94,000	4,640,479
Paramount Bed Holdings Co. Ltd.	85,200	3,276,169
Pasona Group Inc.(c)	109,400	1,680,674
Penta-Ocean Construction Co. Ltd.	1,334,000	6,511,812
Pepper Food Service Co. Ltd.(c)	83,400	1,301,217
Pilot Corp.	151,200	5,737,453
PKSHA Technology Inc.(b)	41,400	2,257,315
Plenus Co. Ltd.	101,200	1,668,414
Premier Investment Corp.	7,501	10,134,899
Press Kogyo Co. Ltd.	869,100	3,970,284
Pressance Corp.	143,600	2,011,656
Prestige International Inc.	130,200	2,012,209
Prima Meat Packers Ltd.	171,400	3,237,775
Proto Corp.	495,400	5,196,966
Qol Holdings Co. Ltd.	210,200	3,182,766
Raito Kogyo Co. Ltd.	317,700	4,222,345
Raiznext Corp.	434,100	4,653,856
Raksul Inc.(b)(c)	54,100	1,893,438
Raysum Co. Ltd.	65,100	623,569
Relia Inc.	327,600	3,904,346
Relo Group Inc.	486,500	12,998,724
Rengo Co. Ltd.	834,900	6,390,070
RENOVA Inc.(b)(c)	226,100	1,772,149
Resorttrust Inc.	353,900	5,176,083
Ricoh Leasing Co. Ltd.	71,600	2,212,461
Ringer Hut Co. Ltd.(c)	239,100	5,635,339
Riso Kagaku Corp.	155,700	2,476,573
Riso Kyoiku Co. Ltd.	675,200	3,171,559
Rohto Pharmaceutical Co. Ltd.	436,400	12,701,119
Round One Corp.	374,400	5,724,191
Ryobi Ltd.	129,200	2,410,861
Ryosan Co. Ltd.	158,200	3,891,800
S Foods Inc.	118,000	3,651,669
Sac’s Bar Holdings Inc.(c)	235,300	2,045,804
Saizeriya Co. Ltd.	159,000	3,746,000
Sakata Seed Corp.	171,200	5,589,721
SanBio Co. Ltd.(b)(c)	189,700	5,940,410
Sangetsu Corp.	240,900	4,390,892
San-in Godo Bank Ltd. (The)	896,100	5,438,912
Sanken Electric Co. Ltd.	124,600	2,638,318
Sanki Engineering Co. Ltd.	320,100	3,635,121
Sankyo Tateyama Inc.	174,200	1,971,833
Sankyu Inc.	281,800	15,183,329
Sanrio Co. Ltd.(c)	142,300	2,889,906
Sanwa Holdings Corp.	942,400	10,615,291
Sanyo Special Steel Co. Ltd.	153,800	2,126,215

70	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sapporo Holdings Ltd.	291,200	$6,613,854
Sato Holdings Corp.	101,100	2,463,832
Sawai Pharmaceutical Co. Ltd.	171,400	9,534,939
SCREEN Holdings Co. Ltd.	179,600	9,891,854
SCSK Corp.	255,680	12,245,324
Seikagaku Corp.	264,900	2,927,746
Seiko Holdings Corp.	153,800	3,008,715
Seino Holdings Co. Ltd.	663,500	8,341,492
Seiren Co. Ltd.	304,400	4,222,210
Sekisui House Reit Inc.	15,988	12,428,157
Senshu Ikeda Holdings Inc.	1,297,780	2,390,569
Seria Co. Ltd.	172,700	4,070,360
Shibuya Corp.	84,900	2,369,302
SHIFT Inc.(b)(c)	53,500	2,517,937
Shiga Bank Ltd. (The)	318,500	7,066,696
Shikoku Electric Power Co. Inc.	665,800	6,297,735
Shima Seiki Manufacturing Ltd.	146,700	4,330,403
Shimachu Co. Ltd.	306,000	6,811,900
Shinko Electric Industries Co. Ltd.	349,800	2,857,680
Shinmaywa Industries Ltd.	335,000	4,220,861
Ship Healthcare Holdings Inc.	182,200	8,256,265
SHO-BOND Holdings Co. Ltd.	181,800	6,270,698
Shochiku Co. Ltd.(c)	24,900	2,747,428
Showa Corp.	298,900	4,055,074
Sinanen Holdings Co. Ltd.	148,700	2,439,187
Sinfonia Technology Co. Ltd.	84,900	986,036
SKY Perfect JSAT Holdings Inc.	1,139,200	4,522,175
Skylark Holdings Co. Ltd.(c)	905,400	15,894,012
SMS Co. Ltd.	352,000	7,894,267
Sodick Co. Ltd.	361,400	3,271,989
Sojitz Corp.	5,482,300	17,268,677
Solasto Corp.(c)	304,500	3,362,611
Sosei Group Corp.(b)(c)	398,200	9,344,818
Sotetsu Holdings Inc.	452,400	12,012,611
Sourcenext Corp.(c)	549,300	2,094,499
SPARX Group Co. Ltd.	1,125,800	2,364,102
Square Enix Holdings Co. Ltd.	326,600	11,265,181
Star Micronics Co. Ltd.	288,100	3,815,683
Stella Chemifa Corp.(c)	43,700	1,239,659
Sugi Holdings Co. Ltd.	169,500	8,211,559
Sumitomo Bakelite Co. Ltd.	262,000	8,988,717
Sumitomo Forestry Co. Ltd.	604,800	7,631,370
Sumitomo Mitsui Construction Co. Ltd.	855,380	4,577,258
Sumitomo Osaka Cement Co. Ltd.	170,400	6,544,490
Sumitomo Warehouse Co. Ltd. (The)	673,800	8,756,452
Suruga Bank Ltd.(b)	704,500	2,686,281
Sushiro Global Holdings Ltd.	82,900	5,115,634
Systena Corp.	248,700	4,180,313
Tadano Ltd.	510,300	4,648,277
Taikisha Ltd.	90,100	2,705,282
Taiyo Yuden Co. Ltd.(c)	420,600	8,479,792
Takara Bio Inc.	267,400	5,309,826
Takara Holdings Inc.	686,400	7,131,100
Takara Leben Co. Ltd.	598,600	2,106,058
Takasago Thermal Engineering Co. Ltd.	234,400	3,648,501
Takashimaya Co. Ltd.	583,400	6,732,675
Takeuchi Manufacturing Co. Ltd.	166,900	2,607,068
TechnoPro Holdings Inc.	170,400	9,761,805
Teikoku Sen-I Co. Ltd.	170,800	3,139,920
Tekken Corp.	84,400	2,257,404

Security	Shares	Value

Japan (continued)
TIS Inc.	359,000	$18,813,815
TKP Corp.(b)(c)	67,300	3,186,019
Toa Corp./Tokyo	111,900	1,462,455
Toagosei Co. Ltd.	892,500	9,288,741
TOC Co. Ltd.	681,600	4,362,993
Toda Corp.	928,200	5,129,358
Toho Bank Ltd. (The)	914,800	2,207,484
Toho Holdings Co. Ltd.	250,400	5,601,857
Toho Titanium Co. Ltd.	263,300	2,080,694
Toho Zinc Co. Ltd.	71,600	1,554,328
Tokai Carbon Co. Ltd.(c)	840,100	8,348,772
Tokai Rika Co. Ltd.	234,400	3,866,548
Tokai Tokyo Financial Holdings Inc.	1,119,900	3,424,424
Tokuyama Corp.	246,400	5,734,771
Tokyo Broadcasting System Holdings Inc.	166,500	2,838,513
Tokyo Dome Corp.	501,000	4,637,394
Tokyo Kiraboshi Financial Group Inc.	110,644	1,488,841
Tokyo Ohka Kogyo Co. Ltd.	158,200	5,405,683
Tokyo Seimitsu Co. Ltd.	196,200	5,574,736
Tokyo Steel Manufacturing Co. Ltd.	533,500	4,088,160
Tokyo Tatemono Co. Ltd.	663,200	7,800,197
Tokyotokeiba Co. Ltd.	85,200	2,436,528
Tokyu Construction Co. Ltd.	405,840	2,792,194
Tokyu REIT Inc.	5,778	10,499,649
TOMONY Holdings Inc.	1,249,900	4,075,198
Tomy Co. Ltd.	405,800	5,225,037
Topcon Corp.	462,000	5,463,578
Topre Corp.	224,200	3,388,554
Toridoll Holdings Corp.(c)	148,700	3,385,553
Toshiba Machine Co. Ltd.	145,300	3,230,525
Toshiba Plant Systems & Services Corp.	181,600	3,059,143
Totetsu Kogyo Co. Ltd.	158,200	4,363,887
Toyo Construction Co. Ltd.	698,100	2,771,182
Toyo Ink SC Holdings Co. Ltd.	143,000	3,149,095
Toyo Tanso Co. Ltd.	51,300	994,107
Toyo Tire Corp.	493,300	6,501,610
Toyobo Co. Ltd.	357,200	4,484,123
Toyota Boshoku Corp.	262,500	3,701,474
TPR Co. Ltd.	251,300	4,390,662
Trusco Nakayama Corp.	175,000	3,623,302
TS Tech Co. Ltd.	220,000	6,109,141
TSI Holdings Co. Ltd.	550,200	2,989,804
Tsubaki Nakashima Co. Ltd.	105,500	1,838,416
Tsubakimoto Chain Co.	145,300	4,797,610
Tsugami Corp.	309,000	2,518,674
Tsukui Corp.	449,500	2,082,418
Tsumura & Co.	272,500	7,554,455
UACJ Corp.	135,194	2,222,623
Ube Industries Ltd.	437,500	9,183,168
Ulvac Inc.	176,900	7,494,727
Unipres Corp.	148,700	2,439,187
United Arrows Ltd.	141,000	4,058,255
UNITED Inc./Japan	135,700	1,767,256
United Super Markets Holdings Inc.	474,300	4,232,988
Universal Entertainment Corp.(c)	107,700	3,412,277
Unizo Holdings Co. Ltd.	104,400	3,413,493
Ushio Inc.	491,500	6,319,447
UT Group Co. Ltd.(c)	147,800	3,295,637
UUUM Inc.(b)(c)	69,800	3,336,514
Uzabase Inc.(b)(c)	86,200	1,883,181

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
V Technology Co. Ltd.	51,200	$2,447,414
Valor Holdings Co. Ltd.	214,900	4,469,207
Vector Inc.(b)	211,400	1,839,954
Vision Inc./Tokyo Japan(b)	63,300	3,060,787
VT Holdings Co. Ltd.	557,300	2,201,996
Wacoal Holdings Corp.	369,400	9,015,980
Wacom Co. Ltd.	805,000	2,869,307
W-Scope Corp.(c)	148,700	1,644,842
Xebio Holdings Co. Ltd.	279,300	3,112,623
Yahagi Construction Co. Ltd.	235,300	1,525,685
YAMABIKO Corp.	320,100	2,735,923
Yamaguchi Financial Group Inc.	813,000	5,698,301
YA-MAN Ltd.(c)	200,600	1,635,100
Yamato Kogyo Co. Ltd.	175,000	4,580,705
Yodogawa Steel Works Ltd.	303,800	5,805,987
Yokogawa Bridge Holdings Corp.	232,000	3,638,922
Yokohama Reito Co. Ltd.(c)	640,800	6,049,459
Yondoshi Holdings Inc.	90,400	2,176,427
Yonex Co. Ltd.(c)	279,700	1,702,802
Yoshinoya Holdings Co. Ltd.(c)	405,800	7,912,306
Yumeshin Holdings Co. Ltd.(c)	456,200	3,365,565
Zenkoku Hosho Co. Ltd.	244,800	9,616,136
Zenrin Co. Ltd.	195,900	3,633,825
Zensho Holdings Co. Ltd.	379,500	8,203,422
Zeon Corp.	663,200	7,781,872
ZERIA Pharmaceutical Co. Ltd.	235,300	4,297,489
ZIGExN Co. Ltd.	508,300	3,698,430
Zojirushi Corp.(c)	296,700	3,596,198

		2,875,826,453
Liechtenstein — 0.0%
VP Bank AG, Registered	13,571	2,130,236

Netherlands — 3.3%
Aalberts NV	418,856	17,003,273
Accell Group NV(c)	125,432	3,016,569
Altice Europe NV, Class A(b)(c)	2,284,203	8,570,689
AMG Advanced Metallurgical Group NV(c)	127,394	3,702,036
Arcadis NV(c)	250,038	5,136,337
Argenx SE(b)(c)	119,989	16,980,017
ASM International NV	217,543	17,928,556
ASR Nederland NV	563,312	21,343,325
Basic-Fit NV(b)(d)	28,429	903,689
BE Semiconductor Industries NV(c)	334,495	10,051,795
BinckBank NV(b)	471,054	3,325,149
Boskalis Westminster(c)	318,216	7,259,640
Brunel International NV	170,943	2,462,843
Constellium SE(b)	522,507	6,275,309
Corbion NV	323,542	10,634,036
COSMO Pharmaceuticals NV(b)	36,272	3,187,539
Eurocommercial Properties NV	167,937	4,259,428
Euronext NV(d)	245,066	19,031,736
Flow Traders(d)	150,864	4,014,529
Fugro NV, CVA(b)(c)	362,527	2,987,725
IMCD NV	216,998	19,304,281
Intertrust NV(d)	267,224	5,135,318
InterXion Holding NV(b)(c)	314,565	23,686,744
Kendrion NV	93,909	1,823,496
Koninklijke BAM Groep NV(c)	1,128,849	3,815,828
NSI NV	105,554	4,524,666
OCI NV(b)	315,272	8,322,774

Security	Shares	Value

Netherlands (continued)
Pharming Group NV(b)(c)	2,927,925	$3,289,291
PostNL NV	1,961,087	3,392,027
ProQR Therapeutics NV(b)(c)	143,958	1,263,951
Rhi Magnesita NV	119,769	6,567,040
SBM Offshore NV	692,967	13,849,310
Shop Apotheke Europe NV(b)(c)(d)	43,656	1,725,534
Signify NV(d)	413,159	11,293,273
SNS REAAL NV(a)(b)(c)	291,555	3
Takeaway.com NV(b)(d)	150,783	13,631,999
TKH Group NV	165,143	9,892,215
TomTom NV	327,450	3,903,223
Vastned Retail NV	110,158	3,244,090
Wereldhave NV	165,792	3,555,257
Wessanen	365,208	4,598,900

		314,893,440
New Zealand — 1.0%
Air New Zealand Ltd.	2,455,376	4,399,787
Argosy Property Ltd.	2,697,375	2,527,979
Chorus Ltd.	2,030,947	7,405,846
Contact Energy Ltd.	2,423,014	12,457,680
Genesis Energy Ltd.	1,054,650	2,387,516
Goodman Property Trust	2,895,702	3,917,884
Infratil Ltd.	2,721,930	8,353,600
Kiwi Property Group Ltd.	11,578,669	12,379,909
Mercury NZ Ltd.	3,123,589	9,411,058
New Zealand Refining Co. Ltd. (The)	836,778	1,192,910
Precinct Properties New Zealand Ltd.	3,252,566	3,831,847
Restaurant Brands New Zealand Ltd.(b)	139,021	903,775
Sky Network Television Ltd.	1,774,096	1,487,047
SKYCITY Entertainment Group Ltd.	3,174,620	8,380,994
Summerset Group Holdings Ltd.	939,370	3,502,910
Synlait Milk Ltd.(b)	298,328	1,978,809
Z Energy Ltd.	1,967,003	8,425,458

		92,945,009
Norway — 2.1%
Adevinta ASA, Class B(b)	394,749	4,427,377
Akastor ASA(b)	1,072,279	1,384,555
Aker ASA, Class A	95,141	5,080,773
Aker Solutions ASA(b)	644,891	2,092,765
Atea ASA	339,471	4,367,877
Austevoll Seafood ASA	462,547	4,755,902
Bakkafrost P/F	183,664	10,665,555
Borr Drilling Ltd.(b)(c)	343,889	3,330,680
Borregaard ASA	476,502	5,032,316
BW LPG Ltd.(b)(d)	424,754	1,962,631
BW Offshore Ltd.(b)	536,492	3,060,485
DNO ASA	3,056,980	5,186,425
Elkem ASA(d)	1,125,096	3,105,356
Entra ASA(d)	320,199	4,688,676
Europris ASA(d)	817,545	2,370,060
Flex LNG Ltd.(b)	146,259	1,848,565
Frontline Ltd./Bermuda(b)	360,140	2,665,471
Golden Ocean Group Ltd.	378,296	2,323,873
Grieg Seafood ASA	290,776	4,178,373
Hoegh LNG Holdings Ltd.	224,405	933,919
Kongsberg Automotive ASA(b)	2,943,381	2,188,512
Kongsberg Gruppen ASA	251,729	3,221,728
Leroy Seafood Group ASA	1,285,707	8,198,215
NEL ASA(b)(c)	5,023,397	3,986,755

72	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Nordic Nanovector ASA(b)(c)	269,660	$1,140,989
Nordic Semiconductor ASA(b)(c)	882,793	4,446,960
Norwegian Air Shuttle ASA(b)(c)	436,824	1,982,093
Norwegian Finans Holding ASA(b)	532,297	3,733,567
Ocean Yield ASA(c)	295,841	1,768,508
PGS ASA(b)	1,223,244	1,766,126
Protector Forsikring ASA(b)(c)	365,085	1,995,375
Salmar ASA	220,096	10,262,551
Scatec Solar ASA(d)	441,933	4,601,818
Selvaag Bolig ASA	253,734	1,343,448
SpareBank 1 Nord Norge	396,260	2,937,315
SpareBank 1 SMN	907,758	10,067,423
SpareBank 1 SR-Bank ASA	442,961	4,819,316
Stolt-Nielsen Ltd.	233,496	2,717,187
Storebrand ASA	1,962,991	13,406,457
Subsea 7 SA	947,948	10,308,065
TGS NOPEC Geophysical Co. ASA	446,545	10,936,917
Tomra Systems ASA	486,025	14,488,303
Veidekke ASA	254,909	2,319,109
Wallenius Wilhelmsen ASA	521,837	1,603,120
XXL ASA(c)(d)	606,712	1,880,442

		199,581,933
Portugal — 0.4%
Altri SGPS SA	400,391	2,652,482
Banco Comercial Portugues SA, Class R	35,766,456	9,206,930
CTT-Correios de Portugal SA(c)	910,475	1,952,430
Mota-Engil SGPS SA	787,417	1,599,996
Navigator Co. SA (The)	1,200,340	4,073,525
NOS SGPS SA	1,108,717	6,943,754
REN - Redes Energeticas Nacionais SGPS SA	1,229,270	3,346,395
Sonae SGPS SA	5,080,692	4,780,031

		34,555,543
Singapore — 1.8%
Best World International Ltd.(a)(c)	1,890,600	1,784,849
CapitaLand Retail China Trust(c)	2,602,680	3,023,829
CDL Hospitality Trusts	5,486,000	6,574,140
COSCO Shipping International Singapore Co. Ltd.(b)(c)	5,848,100	1,346,061
ESR-REIT	10,261,281	3,936,409
Far East Hospitality Trust	5,515,500	2,740,521
First REIT	4,545,900	3,687,077
First Resources Ltd.(c)	2,425,100	2,764,354
Frasers Centrepoint Trust(c)	2,509,945	4,786,786
Frasers Commercial Trust	4,209,200	4,951,819
Frasers Logistics & Industrial Trust(c)	6,367,300	5,583,106
Hutchison Port Holdings Trust, Class U(c)	21,981,700	4,835,974
Japfa Ltd.(c)	2,776,800	1,034,794
Kenon Holdings Ltd./Singapore	120,432	2,548,534
Keppel DC REIT(c)	3,713,338	4,639,807
Keppel REIT	7,409,300	6,713,333
Lippo Malls Indonesia Retail Trust(c)	9,430,100	1,653,739
Mapletree Commercial Trust	7,735,435	11,700,230
Mapletree Industrial Trust	7,569,360	12,444,602
Mapletree Logistics Trust	11,578,290	13,028,802
Mapletree North Asia Commercial Trust(c)	11,655,900	12,094,098
NetLink NBN Trust	9,212,100	5,822,561
OUE Hospitality Trust	3,558,933	1,937,383
OUE Ltd.(c)	1,126,900	1,235,139
Parkway Life REIT	1,597,900	3,572,814
Raffles Medical Group Ltd.(c)	3,618,600	2,723,436

Security	Shares	Value

Singapore (continued)
Sembcorp Marine Ltd.(b)(c)	3,881,900	$3,829,283
Sheng Siong Group Ltd.	4,872,600	4,130,076
SIIC Environment Holdings Ltd.(c)	5,928,160	1,017,952
Silverlake Axis Ltd.	4,638,240	1,762,365
Singapore Post Ltd.(c)	8,196,400	5,779,494
Soilbuild Business Space REIT	8,993,240	3,844,248
Starhill Global REIT	6,061,500	3,521,167
StarHub Ltd.(c)	2,185,300	2,411,167
United Engineers Ltd.(c)	1,726,500	3,292,656
Wing Tai Holdings Ltd.(c)	4,403,700	6,789,527
Yanlord Land Group Ltd.(c)	3,699,500	3,514,194
Yoma Strategic Holdings Ltd.(c)	6,144,300	1,616,271

		168,672,597
Spain — 2.2%
Acciona SA(c)	108,067	11,586,987
Acerinox SA	623,730	5,270,958
Almirall SA	277,464	5,078,782
Applus Services SA	576,208	8,186,176
Atresmedia Corp. de Medios de Comunicacion SA	441,118	1,731,762
Befesa SA(d)	104,947	3,809,244
Bolsas y Mercados Espanoles SHMSF SA	315,080	7,500,318
Cia. de Distribucion Integral Logista Holdings SA	164,039	3,448,262
Cie. Automotive SA	315,695	8,063,289
Construcciones y Auxiliar de Ferrocarriles SA	121,189	5,525,457
Corp Financiera Alba SA	60,688	3,138,627
Ebro Foods SA	390,883	7,929,509
Ence Energia y Celulosa SA	564,433	2,067,566
Euskaltel SA(d)	461,308	4,057,600
Faes Farma SA	1,869,358	9,314,009
Fomento de Construcciones y Contratas SA	262,505	3,361,140
Gestamp Automocion SA(d)	480,932	2,533,842
Global Dominion Access SA(b)(d)	270,691	1,308,021
Grupo Catalana Occidente SA	211,959	7,634,441
Indra Sistemas SA(b)	580,880	5,025,260
Inmobiliaria Colonial Socimi SA	1,047,313	11,777,388
Lar Espana Real Estate Socimi SA	438,810	3,405,339
Let’s GOWEX SA(a)(b)(c)	51,450	1
Liberbank SA	7,927,024	2,991,996
Masmovil Ibercom SA(b)	314,402	7,176,130
Mediaset Espana Comunicacion SA	607,709	3,600,988
Melia Hotels International SA	374,573	3,325,970
Merlin Properties Socimi SA	1,314,302	18,072,293
Miquel y Costas & Miquel SA	111,419	1,935,241
Neinor Homes SA(b)(d)	365,096	4,528,385
Prosegur Cash SA(d)	2,112,492	4,327,768
Prosegur Cia. de Seguridad SA	1,091,543	5,126,235
Sacyr SA	1,630,482	4,229,831
Solaria Energia y Medio Ambiente SA(b)(c)	343,783	2,057,378
Talgo SA(b)(d)	492,465	2,670,272
Tecnicas Reunidas SA(b)	146,950	3,576,604
Tubacex SA(c)	1,056,540	3,399,655
Unicaja Banco SA(d)	3,561,828	2,835,503
Viscofan SA	171,231	8,449,544
Zardoya Otis SA	828,352	5,718,179

		205,775,950
Sweden — 5.7%
AAK AB	783,183	16,156,520
AF POYRY AB, Class B	351,653	8,335,728
Alimak Group AB(d)	191,949	2,685,203

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Arjo AB, Class B	1,031,024	$4,193,675
Avanza Bank Holding AB	527,012	4,746,495
Axfood AB	483,090	10,242,778
Betsson AB(c)	565,821	3,025,765
Bilia AB, Class A	408,890	3,648,539
BillerudKorsnas AB	718,562	8,389,209
BioGaia AB, Class B	85,357	3,576,877
Biotage AB	258,080	2,819,385
Bonava AB, Class B	399,061	4,817,111
Bravida Holding AB(d)	718,025	6,025,238
Bure Equity AB	307,506	5,782,676
Castellum AB	1,048,174	21,470,131
Catena Media PLC(b)	239,486	1,472,892
Cellavision AB	80,857	3,304,018
Clas Ohlson AB, Class B(c)	215,191	1,948,196
Cloetta AB, Class B	1,202,944	3,606,393
Collector AB(b)(c)	201,426	1,104,435
Dometic Group AB(d)	1,252,295	11,529,341
Dustin Group AB(c)(d)	397,179	3,461,237
Elekta AB, Class B	1,576,443	22,595,385
Eltel AB(b)(c)(d)	647,625	1,502,078
Evolution Gaming Group AB(d)	523,204	11,507,799
Fabege AB	1,313,660	20,478,972
Fastighets AB Balder, Class B(b)	413,344	14,313,638
Getinge AB, Class B	918,780	13,614,358
Granges AB	365,368	3,675,332
Haldex AB	190,567	959,475
Hansa Biopharma AB(b)(c)	155,844	3,145,098
Hemfosa Fastigheter AB	718,228	6,528,563
Hexpol AB	1,066,537	8,199,299
Hoist Finance AB(b)(d)	462,843	2,817,639
Holmen AB, Class B	443,596	9,479,387
Hufvudstaden AB, Class A	413,357	7,346,635
Indutrade AB	377,363	10,793,994
Intrum AB(c)	318,868	8,429,444
Investment AB Oresund	178,676	2,290,921
Inwido AB	326,127	2,021,052
JM AB	268,652	7,003,942
Kambi Group PLC(b)	106,867	1,381,351
Kindred Group PLC	923,595	5,728,452
Kungsleden AB	1,015,256	8,916,291
LeoVegas AB(c)(d)	423,441	1,677,317
Lifco AB, Class B	191,293	9,882,553
Lindab International AB	361,480	4,159,988
Loomis AB, Class B	295,626	10,261,849
Mekonomen AB(b)(c)	250,286	1,866,745
Modern Times Group MTG AB, Class B(b)	339,524	3,174,693
Mycronic AB(c)	362,259	5,619,024
NCC AB, Class B	385,254	6,200,593
NetEnt AB	780,311	2,338,538
New Wave Group AB, Class B	341,992	2,302,964
Nibe Industrier AB, Class B	1,534,584	21,867,440
Nobia AB	642,891	4,201,880
Nolato AB, Class B	92,664	5,341,644
Nordic Entertainment Group AB, Class B	286,278	6,923,325
Nyfosa AB(b)	616,146	3,831,183
Oncopeptides AB(b)(c)(d)	113,297	1,772,711
Pandox AB	318,432	5,862,005
Paradox Interactive AB(c)	102,901	1,650,810
Peab AB	784,882	6,713,078

Security	Shares	Value

Sweden (continued)
Probi AB(b)(c)	22,375	$691,555
Ratos AB, Class B	939,839	2,410,057
RaySearch Laboratories AB(b)(c)	175,445	2,536,625
Recipharm AB, Class B	235,922	2,963,427
Saab AB, Class B(c)	332,434	10,565,782
SAS AB(b)	911,465	1,262,710
Scandic Hotels Group AB(d)	308,070	2,609,225
SkiStar AB	348,498	4,083,244
SSAB AB, Class A	472,672	1,354,482
SSAB AB, Class B	2,411,116	6,192,950
Svenska Cellulosa AB SCA, Class B	2,405,111	20,132,117
Sweco AB, Class B	311,073	8,755,175
Swedish Orphan Biovitrum AB(b)	742,571	14,490,474
THQ Nordic AB(b)(c)	211,153	5,027,269
Thule Group AB(d)	452,295	9,985,884
Tobii AB(b)	547,590	2,423,674
Trelleborg AB, Class B	863,062	12,015,024
Vitrolife AB	338,769	6,568,336
Wallenstam AB, Class B	697,030	7,345,839
Wihlborgs Fastigheter AB	501,055	7,374,946

		539,508,082
Switzerland — 4.5%
Allreal Holding AG, Registered	65,888	11,553,694
Arbonia AG, Registered(c)	198,725	2,324,480
Aryzta AG(b)(c)	4,151,066	3,476,832
Ascom Holding AG, Registered	239,551	3,145,619
Autoneum Holding AG(c)	19,766	2,184,243
Banque Cantonale Vaudoise, Registered	11,128	8,317,899
Basilea Pharmaceutica AG, Registered(b)(c)	67,699	2,431,693
BKW AG	88,114	5,731,860
Bobst Group SA, Registered(c)	43,745	2,195,204
Bossard Holding AG, Class A, Registered	27,681	3,850,176
Bucher Industries AG, Registered	30,267	9,098,444
Burckhardt Compression Holding AG	17,600	4,284,445
Cembra Money Bank AG	105,283	10,214,578
Comet Holding AG, Registered(c)	40,439	3,755,925
Conzzeta AG, Registered	2,818	2,225,935
Daetwyler Holding AG, Bearer	32,862	5,098,589
DKSH Holding AG	146,781	7,457,661
dormakaba Holding AG	14,452	10,656,525
EFG International AG	432,976	2,820,904
Emmi AG, Registered	10,926	9,176,736
Flughafen Zurich AG, Registered	81,977	15,037,397
Forbo Holding AG, Registered	5,368	8,426,133
Galenica AG(d)	191,523	9,924,374
GAM Holding AG(b)	682,945	3,015,996
Georg Fischer AG, Registered	18,177	15,790,121
Helvetia Holding AG, Registered	131,608	16,843,165
Huber & Suhner AG, Registered	76,584	6,142,192
Idorsia Ltd.(b)(c)	369,630	7,945,178
Implenia AG, Registered	63,104	1,699,346
Inficon Holding AG, Registered	9,967	6,267,129
Interroll Holding AG, Registered	1,129	2,303,616
Intershop Holding AG(c)	8,560	4,331,879
Kardex AG, Registered	37,041	5,365,333
Komax Holding AG, Registered(c)	19,262	3,638,378
Kudelski SA, Bearer(c)	277,956	1,895,155
Landis+Gyr Group AG	100,263	8,172,954
Leonteq AG(b)	65,244	2,342,194
Logitech International SA, Registered	698,711	29,091,785

74	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Meyer Burger Technology AG(b)(c)	3,005,227	$1,242,161
Mobilezone Holding AG, Registered(c)	357,860	3,325,568
Mobimo Holding AG, Registered	31,566	8,465,427
Molecular Partners AG(b)(c)	65,978	885,038
OC Oerlikon Corp. AG, Registered	829,279	8,946,161
Panalpina Welttransport Holding AG, Registered(b)	50,395	11,443,228
PSP Swiss Property AG, Registered	162,701	19,589,858
Rieter Holding AG, Registered(c)	24,963	3,290,577
Schmolz + Bickenbach AG, Registered(b)	3,100,554	1,017,859
Schweiter Technologies AG, Bearer	4,058	4,025,208
Sensirion Holding AG(b)(c)(d)	37,735	1,368,370
SFS Group AG	63,238	4,889,767
Siegfried Holding AG, Registered	20,169	7,558,282
SIG Combibloc Group AG	656,598	8,078,145
St Galler Kantonalbank AG, Class A, Registered	11,648	5,006,287
Sulzer AG, Registered	72,030	7,312,136
Sunrise Communications Group AG(d)	145,024	10,796,231
Swissquote Group Holding SA, Registered	68,382	2,800,208
Tecan Group AG, Registered	58,942	15,062,956
u-blox Holding AG(c)	34,828	2,865,395
Valiant Holding AG, Registered	80,830	8,360,598
Valora Holding AG, Registered	20,938	5,805,536
VAT Group AG(c)(d)	119,594	15,088,172
Vontobel Holding AG, Registered	113,636	6,020,412
VZ Holding AG	11,797	3,270,986
Ypsomed Holding AG, Registered(c)	18,478	2,362,944
Zehnder Group AG, Registered	65,720	2,502,671

		429,613,948
United Kingdom — 17.3%
888 Holdings PLC	1,391,641	2,596,889
AA PLC	2,837,748	1,735,951
Abcam PLC	829,352	13,282,744
Acacia Mining PLC(b)	924,262	2,550,881
Advanced Medical Solutions Group PLC	1,451,817	5,190,819
AG Barr PLC	420,255	3,530,028
Aggreko PLC	1,046,853	10,685,247
AO World PLC(b)(c)	1,389,641	1,243,830
Arrow Global Group PLC	831,138	2,739,614
Ascential PLC(d)	1,494,274	7,285,723
Ashmore Group PLC	1,614,789	10,607,833
ASOS PLC(b)(c)	232,799	7,428,424
Assura PLC	7,837,476	6,199,404
Aston Martin Lagonda Global Holdings PLC(b)(c)(d)	242,993	1,481,714
Avast PLC(d)	1,102,750	4,542,283
AVEVA Group PLC	337,221	16,483,382
B&M European Value Retail SA	3,669,416	16,624,165
Babcock International Group PLC	1,037,248	6,050,559
Balfour Beatty PLC	2,880,478	7,265,625
Bank of Georgia Group PLC	180,943	3,115,073
BBA Aviation PLC	4,491,280	17,597,917
BCA Marketplace PLC	2,420,350	7,171,908
Beazley PLC	2,252,379	15,899,444
Bellway PLC	519,197	18,881,209
Big Yellow Group PLC	646,320	7,826,815
Blue Prism Group PLC(b)(c)	269,906	4,702,823
Bodycote PLC	877,931	7,917,249
boohoo Group PLC(b)	3,317,425	9,728,543
Bovis Homes Group PLC	608,520	7,845,929
Brewin Dolphin Holdings PLC	1,314,949	5,126,526
Britvic PLC	1,167,534	13,109,316

Security	Shares	Value

United Kingdom (continued)
BTG PLC(b)	1,341,694	$13,742,337
Burford Capital Ltd.	862,696	15,887,179
Cairn Energy PLC(b)	2,578,320	5,000,727
Capita PLC(b)	6,779,595	9,675,139
Capital & Counties Properties PLC	3,013,661	7,310,045
Card Factory PLC	1,552,125	3,158,631
Centamin PLC	5,052,386	8,036,128
Chemring Group PLC	1,681,417	3,738,802
Cineworld Group PLC	4,257,067	13,297,258
Clinigen Healthcare Ltd.(b)	515,051	6,356,996
Close Brothers Group PLC	643,454	10,486,649
Coats Group PLC	1,580,514	1,543,371
Cobham PLC(b)	9,248,555	18,719,227
Computacenter PLC	260,578	4,865,738
ConvaTec Group PLC(d)	6,050,472	11,564,672
Costain Group PLC	516,298	989,996
Countryside Properties PLC(d)	1,708,118	6,149,027
Cranswick PLC	91,515	2,982,919
Crest Nicholson Holdings PLC	1,306,876	5,872,751
Custodian Reit PLC	1,552,164	2,193,232
CVS Group PLC(c)	338,153	3,809,274
CYBG PLC	5,056,229	10,651,790
Daily Mail & General Trust PLC, Class A, NVS	678,991	6,584,615
Dart Group PLC	505,170	4,697,930
De La Rue PLC	593,359	1,696,468
Dechra Pharmaceuticals PLC	448,954	16,194,806
Derwent London PLC	422,893	15,120,095
DFS Furniture PLC	862,510	2,502,959
Dialog Semiconductor PLC(b)	326,410	14,984,005
Dignity PLC	240,551	1,590,531
Diploma PLC	518,044	9,622,621
Diversified Gas & Oil PLC	2,985,191	3,892,807
Dixons Carphone PLC	3,686,347	5,396,187
Domino’s Pizza Group PLC	2,083,763	6,312,323
Drax Group PLC	1,659,594	6,145,041
DS Smith PLC	5,678,252	24,800,414
Dunelm Group PLC	462,278	5,233,007
EI Group PLC(b)	2,664,950	9,169,308
Electrocomponents PLC	1,972,464	14,698,811
Elementis PLC	2,486,818	4,597,927
EMIS Group PLC	338,348	5,079,199
Empiric Student Property PLC	2,588,566	2,862,122
EnQuest PLC(b)	6,961,570	1,986,115
Entertainment One Ltd.	1,710,488	9,236,337
Equiniti Group PLC(d)	1,702,851	4,386,959
Essentra PLC	1,140,378	5,953,978
Euromoney Institutional Investor PLC	261,919	4,425,754
Ferrexpo PLC	1,226,804	3,871,068
Fevertree Drinks PLC	454,351	12,995,874
First Derivatives PLC(c)	43,241	1,561,920
Firstgroup PLC(b)	4,906,362	6,896,721
Funding Circle Holdings PLC(b)(c)(d)	797,965	1,104,087
Future PLC.	301,522	4,171,945
Galliford Try PLC	483,847	3,507,284
Games Workshop Group PLC	101,761	5,651,914
GB Group PLC	402,918	2,960,118
Genus PLC	274,772	8,882,139
Go-Ahead Group PLC (The)	199,679	5,217,566
GoCo Group PLC	2,078,820	2,183,963
Grainger PLC	2,669,399	7,432,675

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Great Portland Estates PLC	987,669	$8,003,489
Greencore Group PLC(c)	1,999,792	5,235,205
Greene King PLC	1,319,866	10,107,154
Greggs PLC	510,230	13,969,439
Gulf Keystone Petroleum Ltd.	1,053,970	3,032,755
Halfords Group PLC	958,168	2,252,600
Hammerson PLC	3,144,163	8,250,274
Hansteen Holdings PLC	1,375,579	1,475,471
Hays PLC	6,102,023	11,513,773
Helical PLC	564,117	2,459,010
Hikma Pharmaceuticals PLC	599,639	13,513,469
Hill & Smith Holdings PLC	224,777	3,107,327
Hiscox Ltd.	1,232,508	25,655,462
Hochschild Mining PLC	1,229,662	3,131,773
HomeServe PLC	1,400,299	19,563,547
Howden Joinery Group PLC	2,715,824	18,455,923
Hunting PLC	594,794	3,714,308
Hurricane Energy PLC(b)(c)	6,655,369	3,544,888
Ibstock PLC(d)	1,634,691	4,619,688
IG Group Holdings PLC	1,531,959	10,725,868
IMI PLC	1,057,109	13,532,716
Inchcape PLC	1,686,365	12,895,114
Indivior PLC(b)	3,329,142	2,233,850
Inmarsat PLC	1,915,871	13,432,560
IntegraFin Holdings PLC	135,938	640,830
Intermediate Capital Group PLC	1,336,206	22,742,038
International Personal Finance PLC	1,271,277	1,578,408
Intu Properties PLC(c)	3,282,645	1,923,300
iomart Group PLC	776,695	3,233,483
IQE PLC(b)(c)	3,555,314	2,888,418
ITE Group PLC	4,839,259	4,343,342
IWG PLC	2,838,497	13,169,043
J D Wetherspoon PLC	353,848	6,633,353
JD Sports Fashion PLC	1,854,197	14,752,878
John Laing Group PLC(d)	2,222,515	10,499,004
John Menzies PLC	527,140	2,685,100
JPJ Group PLC(b)	220,421	1,859,574
Jupiter Fund Management PLC	1,765,618	8,081,225
Just Eat PLC(b)	2,415,339	22,518,120
Just Group PLC(b)	4,051,053	2,339,284
Kainos Group PLC	507,366	3,491,394
KAZ Minerals PLC	979,937	6,935,330
Keller Group PLC	333,044	2,683,297
Keywords Studios PLC	266,317	5,422,909
Kier Group PLC(c)	841,559	635,271
Lancashire Holdings Ltd.	835,659	7,096,051
LondonMetric Property PLC	2,940,844	7,309,862
Lookers PLC	2,037,501	1,039,092
LXI REIT PLC	2,091,783	3,339,915
Man Group PLC	6,497,687	13,620,834
Marshalls PLC	982,995	7,655,078
Marston’s PLC	3,241,480	4,242,894
McCarthy & Stone PLC(d)	1,987,798	3,380,770
Mediclinic International PLC	1,532,037	6,439,976
Metro Bank PLC(b)(c)	460,898	2,024,876
Mitchells & Butlers PLC(b)	1,122,908	4,179,833
Mitie Group PLC	1,666,965	3,367,841
Moneysupermarket.com Group PLC	2,430,350	10,977,884
Morgan Advanced Materials PLC	1,546,961	4,761,961
N Brown Group PLC	995,992	1,463,451

Security	Shares	Value

United Kingdom (continued)
National Express Group PLC	2,067,018	$10,619,912
NCC Group PLC	1,272,138	2,878,574
NewRiver REIT PLC(c)	1,543,098	3,098,693
Northgate PLC	668,669	2,693,694
On the Beach Group PLC(d)	540,912	3,126,150
OneSavings Bank PLC	1,068,995	4,756,656
P2P Global Investments PLC/Fund	433,050	4,496,505
Pagegroup PLC	1,464,879	8,049,998
Paragon Banking Group PLC	1,320,406	6,741,937
Pennon Group PLC	1,695,478	14,889,277
Petrofac Ltd.	1,033,330	5,310,301
Pets at Home Group PLC	2,019,942	5,144,503
Phoenix Group Holdings PLC	2,370,635	20,191,354
Picton Property Income Ltd. (The)	2,297,955	2,594,261
Playtech PLC	1,259,235	6,842,822
Plus500 Ltd.	448,422	3,291,128
Polypipe Group PLC	1,016,069	5,081,011
Premier Foods PLC(b)	4,974,025	2,058,571
Premier Oil PLC(b)(c)	3,365,944	3,463,651
Primary Health Properties PLC	3,297,656	5,313,766
Provident Financial PLC	1,028,262	5,488,224
Purplebricks Group PLC(b)(c)	1,401,305	2,000,656
PZ Cussons PLC	1,113,838	2,993,627
QinetiQ Group PLC	2,711,887	9,603,091
Quilter PLC(d)	7,846,965	13,903,093
Rathbone Brothers PLC	209,030	5,643,628
RDI REIT PLC	1,621,584	2,084,826
Redde PLC	1,586,580	2,222,436
Redrow PLC	1,051,868	7,225,456
Renewi PLC	3,824,362	1,367,360
Renishaw PLC	168,318	7,942,979
Restaurant Group PLC (The)	2,352,444	4,389,807
Restore PLC(c)	601,227	3,165,542
Rightmove PLC	4,302,675	27,838,288
Rotork PLC	3,804,485	14,371,173
Royal Mail PLC	3,564,228	9,151,770
RPS Group PLC	1,144,260	1,756,966
RWS Holdings PLC	536,966	4,273,673
SafeCharge International Group Ltd.	691,130	3,816,607
Safestore Holdings PLC	907,959	6,948,442
Saga PLC	4,558,699	2,485,062
Sanne Group PLC	240,625	1,620,483
Savills PLC	653,268	7,610,993
Scapa Group PLC	704,775	1,703,487
Schroder REIT Ltd.	4,023,168	2,743,876
Senior PLC	1,966,970	4,836,182
Serco Group PLC(b)	4,726,060	8,529,781
Shaftesbury PLC	642,341	6,185,938
SIG PLC	1,685,970	2,718,797
Sirius Minerals PLC(b)(c)	25,322,178	4,657,063
Softcat PLC	657,493	7,680,344
SolGold PLC(b)(c)	3,202,924	1,115,758
Sophos Group PLC(d)	1,469,934	7,829,396
Spectris PLC	500,582	15,605,396
Spire Healthcare Group PLC(d)	1,273,380	1,768,122
Sports Direct International PLC(b)	1,066,615	2,962,047
SSP Group PLC	1,979,630	17,113,148
St. Modwen Properties PLC	927,838	4,726,141
Stagecoach Group PLC	1,941,076	3,089,776
Stobart Group Ltd.	1,687,801	2,372,489

76	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Stock Spirits Group PLC	1,104,510	$3,097,036
Synthomer PLC	1,427,381	5,292,209
TalkTalk Telecom Group PLC	2,657,077	3,425,892
Tate & Lyle PLC	1,906,990	17,638,700
Ted Baker PLC	132,151	1,472,492
Telecom Plus PLC	337,733	5,508,317
Telford Homes PLC(c)	535,560	2,295,183
Thomas Cook Group PLC(b)(c)	6,997,139	476,704
TORM PLC(b)	165,484	1,366,974
TP ICAP PLC	2,365,730	9,087,007
Travis Perkins PLC	963,761	16,119,858
Tritax Big Box REIT PLC	6,704,786	12,560,806
Tullow Oil PLC	5,583,595	13,246,367
UK Commercial Property REIT Ltd.	3,346,520	3,405,145
Ultra Electronics Holdings PLC	332,488	7,991,668
UNITE Group PLC (The)	1,155,326	14,599,077
Urban & Civic PLC	636,872	2,386,243
Vectura Group PLC(b)	3,302,857	3,247,480
Vesuvius PLC	1,095,909	6,729,559
Victoria PLC(b)(c)	462,702	2,957,420
Victrex PLC	369,038	9,218,121
WH Smith PLC	503,706	13,063,040
William Hill PLC	3,236,814	6,046,041
Workspace Group PLC	555,567	5,744,831

		1,631,629,787

Total Common Stocks — 99.4% (Cost: $9,167,755,176)		9,397,237,300

Preferred Stocks
Germany — 0.1%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	30,274	1,651,646
Jungheinrich AG, Preference Shares, NVS	201,351	4,515,069
Sixt SE, Preference Shares, NVS	63,623	4,264,437

		10,431,152

Italy — 0.0%
Danieli & C Officine Meccaniche SpA, Preference Shares, NVS	299,505	3,401,382

Total Preferred Stocks — 0.1% (Cost: $17,502,581)		13,832,534

Security	Shares	Value

Warrants

Singapore — 0.0%
Ezion Holdings Ltd., NVS (Expires 04/24/20)(a)(b)	2	$—
Ezion Holdings Ltd. (Expires 04/16/23)(a)(b)(c)	3,963,747	29

		29

Spain — 0.0%
Abengoa SA, NVS (Expires 03/31/25)(a)(b)(c)	3,171,918	35,316

Total Warrants — 0.0% (Cost: $0)		35,345

Short-Term Investments

Money Market Funds — 6.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(e)(f)(g)	567,879,770	568,163,710
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(e)(f)	2,818,000	2,818,000

		570,981,710

Total Short-Term Investments — 6.1% (Cost: $570,741,105)		570,981,710

Total Investments in Securities — 105.6% (Cost: $9,755,998,862)		9,982,086,889

Other Assets, Less Liabilities — (5.6)%		(526,243,837)

Net Assets — 100.0%		$9,455,843,052

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	623,214,131	(55,334,361)	567,879,770	$568,163,710	$19,826,196	(b)	$32,727		$67,525
BlackRock Cash Funds: Treasury, SL Agency Shares	18,680,004	(15,862,004)	2,818,000	2,818,000	203,325		—		—

				$570,981,710	$20,029,521		$32,727		$67,525

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Small-Cap ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	392	09/20/19	$15,110	$(14,362)
FTSE 100 Index	157	09/20/19	14,486	260,369
TOPIX Index	106	09/12/19	15,289	113,368

				$359,375

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$373,737

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$14,362

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(3,902,118)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(391,755)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$60,277,767

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

78	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Small-Cap ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$9,389,190,789	$—	$8,046,511	$9,397,237,300
Preferred Stocks	13,832,534	—	—	13,832,534
Warrants	—	—	35,345	35,345
Money Market Funds	570,981,710	—	—	570,981,710

	$9,974,005,033	$—	$8,081,856	$9,982,086,889

Derivative financial instruments(a)
Assets
Futures Contracts	$373,737	$—	$—	$373,737
Liabilities
Futures Contracts	(14,362)	—	—	(14,362)

	$359,375	$—	$—	$359,375

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	79

Statements of Assets and Liabilities

July 31, 2019

	iShares Adaptive Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Affiliated(b)	$8,153,960	$91,262,072	$2,882,968,944	$25,641,564
Cash	339	—	874	432
Receivables:
Securities lending income — Affiliated	—	2,817	—	—
Dividends	58	1,300	23,939	133
Unrealized appreciation on:
Forward foreign currency exchange contracts	142,275	1,879,367	87,418,980	872,989

Total assets	8,296,632	93,145,556	2,970,412,737	26,515,118

LIABILITIES
Bank overdraft	—	236	—	—
Cash received:
Collateral — forward foreign currency exchange contracts	—	1,030,000	4,980,000	—
Collateral on securities loaned, at value	—	19,845,000	—	—
Payables:
Investments purchased	28,387	1,040,099	58,419,988	495,521
Investment advisory fees	212	1,784	73,979	630
Unrealized depreciation on:
Forward foreign currency exchange contracts	92,539	578,015	15,856,256	260,457

Total liabilities	121,138	22,495,134	79,330,223	756,608

NET ASSETS	$8,175,494	$70,650,422	$2,891,082,514	$25,758,510

NET ASSETS CONSIST OF:
Paid-in capital	$8,128,952	$72,783,716	$2,886,278,928	$27,082,773
Accumulated earnings (loss)	46,542	(2,133,294)	4,803,586	(1,324,263)

NET ASSETS	$8,175,494	$70,650,422	$2,891,082,514	$25,758,510

Shares outstanding	300,000	2,650,000	98,350,000	900,000

Net asset value	$27.25	$26.66	$29.40	$28.62

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$19,299,000	$—	$—
(b) Investments, at cost — Affiliated	$8,106,047	$92,217,475	$2,927,252,294	$27,235,455

See notes to financial statements.

80	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

July 31, 2019

	iShares MSCI ACWI ex U.S. ETF	iShares MSCI EAFE ETF	iShares MSCI EAFE Small-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$3,763,636,236	$59,767,669,756	$9,411,105,179
Affiliated(c)	133,081,866	382,867,172	570,981,710
Cash	267	401	871
Foreign currency, at value(d)	3,133,908	91,905,363	22,237,747
Cash pledged:
Futures contracts	785,000	—	—
Foreign currency pledged:
Futures contracts(e)	—	15,440,914	2,103,454
Receivables:
Securities lending income — Affiliated	78,236	417,607	1,755,615
Variation margin on futures contracts	—	100,355	12,970
Dividends	6,632,299	59,858,814	13,356,159
Tax reclaims	2,913,540	96,903,774	6,164,150
Foreign withholding tax claims	306,120	54,922,467	1,214,841

Total assets	3,910,567,472	60,470,086,623	10,028,932,696

LIABILITIES
Collateral on securities loaned, at value	41,980,127	366,997,160	567,969,666
Payables:
Investments purchased	19,290	25	1,783,364
Variation margin on futures contracts	100,123	547,696	113,391
Investment advisory fees	981,115	16,318,444	3,211,075
Professional fees	3,061	5,589,747	12,148
Foreign taxes	12,194	—	—

Total liabilities	43,095,910	389,453,072	573,089,644

NET ASSETS	$3,867,471,562	$60,080,633,551	$9,455,843,052

NET ASSETS CONSIST OF:
Paid-in capital	$4,185,635,065	$64,550,720,678	$9,596,351,853
Accumulated loss	(318,163,503)	(4,470,087,127)	(140,508,801)

NET ASSETS	$3,867,471,562	$60,080,633,551	$9,455,843,052

Shares outstanding	83,600,000	925,200,000	165,800,000

Net asset value	$46.26	$64.94	$57.03

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$39,043,168	$331,846,251	$524,906,242
(b) Investments, at cost — Unaffiliated	$3,817,509,943	$58,350,059,353	$9,185,257,757
(c) Investments, at cost — Affiliated	$137,739,109	$382,771,856	$570,741,105
(d) Foreign currency, at cost	$3,132,429	$92,343,359	$22,436,250
(e) Foreign currency collateral pledged, at cost	$—	$15,656,432	$2,143,862

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	81

Statements of Operations

Year Ended July 31, 2019

	iShares Adaptive Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF

INVESTMENT INCOME
Dividends — Affiliated	$255,281	$1,562,848	$92,523,871	$598,188
Securities lending income — Affiliated — net	2,042	26,724	—	2,335

Total investment income	257,323	1,589,572	92,523,871	600,523

EXPENSES
Investment advisory fees	28,057	177,525	11,579,563	86,845

Total expenses	28,057	177,525	11,579,563	86,845

Less:
Investment advisory fees waived	(25,842)	(163,509)	(10,665,387)	(80,786)

Total expenses after fees waived	2,215	14,016	914,176	6,059

Net investment income	255,108	1,575,556	91,609,695	594,464

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(41,026)	(363,472)	(21,443,907)	(331,679)
In-kind redemptions — Affiliated	—	223,428	9,553,661	(298,880)
Forward foreign currency exchange contracts	160,894	411,573	107,332,413	683,124

Net realized gain	119,868	271,529	95,442,167	52,565

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(403,876)	(989,008)	(232,052,468)	(2,377,344)
Forward foreign currency exchange contracts	56,221	1,494,692	73,750,614	583,734

Net change in unrealized appreciation (depreciation)	(347,655)	505,684	(158,301,854)	(1,793,610)

Net realized and unrealized gain (loss)	(227,787)	777,213	(62,859,687)	(1,741,045)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,321	$2,352,769	$28,750,008	$(1,146,581)

See notes to financial statements.

82	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended July 31, 2019

	iShares MSCI ACWI ex U.S. ETF	iShares MSCI EAFE ETF	iShares MSCI EAFE Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$123,725,912	$2,323,321,171	$274,854,761
Dividends — Affiliated	1,781,223	629,246	203,325
Securities lending income — Affiliated — net	792,859	6,446,354	19,826,196
Other income — Unaffiliated	—	225,232	—
Foreign taxes withheld	(11,028,053)	(171,697,289)	(21,621,311)
Foreign withholding tax claims	—	8,504,410	—
Other foreign taxes	(50,727)	—	—

Total investment income	115,221,214	2,167,429,124	273,262,971

EXPENSES
Investment advisory fees	11,312,465	203,850,471	37,624,868
Professional fees	627	873,015	4,571

Total expenses	11,313,092	204,723,486	37,629,439

Less:
Investment advisory fees waived	(516,766)	—	—

Total expenses after fees waived	10,796,326	204,723,486	37,629,439

Net investment income	104,424,888	1,962,705,638	235,633,532

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(76,220,019)	(643,012,076)	(232,665,897)
Investments — Affiliated	(137,745)	64,489	32,727
In-kind redemptions — Unaffiliated	216,694,734	3,132,136,119	602,891,462
In-kind redemptions — Affiliated	689,728	—	—
Futures contracts	129,944	(4,735,937)	(3,902,118)
Foreign currency transactions	(471,548)	(3,996,220)	(1,248,991)
Payment by affiliate	—	—	6,829

Net realized gain	140,685,094	2,480,456,375	365,114,012

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(209,883,952)	(6,489,903,130)	(1,360,281,576)
Investments — Affiliated	(4,697,289)	19,503	67,525
Futures contracts	(399,140)	1,345,009	(391,755)
Foreign currency translations	(38,020)	(6,354,293)	(524,689)

Net change in unrealized appreciation (depreciation)	(215,018,401)	(6,494,892,911)	(1,361,130,495)

Net realized and unrealized loss	(74,333,307)	(4,014,436,536)	(996,016,483)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,091,581	$(2,051,730,898)	$(760,382,951)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	83

Statements of Changes in Net Assets

	iShares Adaptive Currency Hedged MSCI EAFE ETF		iShares Currency Hedged MSCI ACWI ex U.S. ETF

	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income.	$255,108	$86,195	$1,575,556	$1,396,253
Net realized gain	119,868	61,682	271,529	13,026,224
Net change in unrealized appreciation (depreciation)	(347,655)	84,040	505,684	(7,808,466)

Net increase in net assets resulting from operations	27,321	231,917	2,352,769	6,614,011

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(429,575)	(86,270)	(1,572,188)	(1,398,315)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	5,688,999	—	26,861,811	(48,175,694)

NET ASSETS(b)
Total increase (decrease) in net assets	5,286,745	145,647	27,642,392	(42,959,998)
Beginning of year	2,888,749	2,743,102	43,008,030	85,968,028

End of year	$8,175,494	$2,888,749	$70,650,422	$43,008,030

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	Prior year distribution character information has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 14 for this prior year information.

See notes to financial statements.

84	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares Currency Hedged MSCI EAFE ETF		iShares Currency Hedged MSCI EAFE Small-Cap ETF

	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$91,609,695	$115,312,947	$594,464	$237,666
Net realized gain	95,442,167	226,481,213	52,565	488,286
Net change in unrealized appreciation (depreciation)	(158,301,854)	18,332,496	(1,793,610)	353,816

Net increase (decrease) in net assets resulting from operations	28,750,008	360,126,656	(1,146,581)	1,079,768

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(126,764,597)	(115,401,571)	(1,329,916)	(238,018)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(469,886,115)	(1,064,345,912)	6,273,838	11,150,686

NET ASSETS(b)
Total increase (decrease) in net assets	(567,900,704)	(819,620,827)	3,797,341	11,992,436
Beginning of year	3,458,983,218	4,278,604,045	21,961,169	9,968,733

End of year	$2,891,082,514	$3,458,983,218	$25,758,510	$21,961,169

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	Prior year distribution character information has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 14 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	85

Statements of Changes in Net Assets  (continued)

	iShares MSCI ACWI ex U.S. ETF		iShares MSCI EAFE ETF

	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$104,424,888	$82,886,692	$1,962,705,638	$2,209,380,833
Net realized gain (loss)	140,685,094	(4,776,629)	2,480,456,375	3,324,013,906
Net change in unrealized appreciation (depreciation)	(215,018,401)	83,080,373	(6,494,892,911)	(343,871,669)

Net increase (decrease) in net assets resulting from operations	30,091,581	161,190,436	(2,051,730,898)	5,189,523,070

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(102,589,659)	(81,604,710)	(1,959,749,954)	(2,364,143,375)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	781,283,019	423,614,075	(8,678,362,908)	(8,746,457,551)

NET ASSETS(b)
Total increase (decrease) in net assets	708,784,941	503,199,801	(12,689,843,760)	(5,921,077,856)
Beginning of year	3,158,686,621	2,655,486,820	72,770,477,311	78,691,555,167

End of year	$3,867,471,562	$3,158,686,621	$60,080,633,551	$72,770,477,311

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 14 for this prior year information.

See notes to financial statements.

86	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI EAFE Small-Cap ETF

	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$235,633,532	$236,202,694
Net realized gain	365,114,012	517,176,098
Net change in unrealized appreciation (depreciation)	(1,361,130,495)	58,744,735

Net increase (decrease) in net assets resulting from operations	(760,382,951)	812,123,527

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(264,437,208)	(254,076,251)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(697,734,019)	1,882,877,899

NET ASSETS(b)
Total increase (decrease) in net assets	(1,722,554,178)	2,440,925,175
Beginning of year	11,178,397,230	8,737,472,055

End of year	$9,455,843,052	$11,178,397,230

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 14 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	87

Financial Highlights

(For a share outstanding throughout each period)

	iShares Adaptive Currency Hedged MSCI EAFE ETF
					Period From
	Year Ended	Year Ended	Year Ended		01/05/16	(a)
	07/31/19	07/31/18	07/31/17		to 07/31/16

Net asset value, beginning of period	$28.89	$27.43	$23.77		$24.29

Net investment income(b)	0.94	0.86	0.68		0.48
Net realized and unrealized gain (loss)(c)	(1.15)	1.46	3.66			(0.52)

Net increase (decrease) from investment operations	(0.21)	2.32	4.34			(0.04)

Distributions(d)
From net investment income	(0.85)	(0.86)	(0.68)			(0.48)
From net realized gain	(0.58)	—	—		—
Return of capital	—	—	(0.00	)(e)	(0.00	)(e)

Total distributions	(1.43)	(0.86)	(0.68)			(0.48)

Net asset value, end of period	$27.25	$28.89	$27.43		$23.77

Total Return
Based on net asset value	(0.49)%	8.56%	18.42%		0.01	%(f)(g)

Ratios to Average Net Assets
Total expenses(h)	0.38%	0.38%	0.38%		0.38	%(i)

Total expenses after fees waived(h)	0.03%	0.03%	0.03%		0.03	%(i)

Net investment income	3.46%	3.00%	2.69%		3.63	%(i)

Supplemental Data
Net assets, end of period (000)	$8,175	$2,889	$2,743		$2,377

Portfolio turnover rate(j)(k)	8%	8%	7%		4	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Not annualized.
(g)

The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was -0.03%.

(h)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.
(k)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

88	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI ACWI ex U.S. ETF
						Period From
	Year Ended	Year Ended	Year Ended	Year Ended		06/29/15	(a)
	07/31/19	07/31/18	07/31/17	07/31/16		to 07/31/15

Net asset value, beginning of period	$26.88	$25.28	$21.88	$24.85		$24.34
Net investment income (loss)(b)	0.88	0.44	0.90	0.56		(0.00	)(c)
Net realized and unrealized gain (loss)(d)	(0.43)	1.83	3.05	(2.30)		0.51

Net increase (decrease) from investment operations	0.45	2.27	3.95	(1.74)		0.51

Distributions(e)
From net investment income	(0.67)	(0.67)	(0.55)	(0.56)		—
From net realized gain	—	—	—	(0.67)		—
Return of capital	—	—	—	(0.00	)(c)	—

Total distributions	(0.67)	(0.67)	(0.55)	(1.23)		—

Net asset value, end of period	$26.66	$26.88	$25.28	$21.88		$24.85

Total Return
Based on net asset value	1.75%	9.05%	18.18%	(6.97)%		2.10	%(f)

Ratios to Average Net Assets
Total expenses(g)	0.38%	0.38%	0.38%	0.38%		0.38	%(h)

Total expenses after fees waived(g)	0.03%	0.03%	0.03%	0.03%		0.05	%(h)

Net investment income (loss)	3.37%	1.66%	3.68%	2.56%		(0.05	)%(h)

Supplemental Data
Net assets, end of period (000)	$70,650	$43,008	$85,968	$2,188		$2,485

Portfolio turnover rate(i)(j)	7%	10%	6%	8%		0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Rounds to less than $0.01.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	89

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI EAFE ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$29.96	$28.09	$24.30	$27.86	$24.77

Net investment income(a)	0.86	0.83	0.74	0.75	1.16
Net realized and unrealized gain (loss)(b)	(0.20)	1.93	3.83	(3.38)	2.63

Net increase (decrease) from investment operations	0.66	2.76	4.57	(2.63)	3.79

Distributions(c)
From net investment income	(0.91)	(0.89)	(0.70)	(0.69)	(0.63)
From net realized gain	(0.31)	—	(0.08)	(0.24)	(0.07)

Total distributions	(1.22)	(0.89)	(0.78)	(0.93)	(0.70)

Net asset value, end of year	$29.40	$29.96	$28.09	$24.30	$27.86

Total Return
Based on net asset value	2.45%	9.94%	18.97%	(9.41)%	15.42%

Ratios to Average Net Assets
Total expenses(d)	0.38%	0.38%	0.38%	0.38%	0.39%

Total expenses after fees waived(d)	0.03%	0.03%	0.03%	0.03%	0.05%

Net investment income	3.01%	2.82%	2.77%	3.04%	4.16%

Supplemental Data
Net assets, end of year (000)	$2,891,083	$3,458,983	$4,278,604	$3,542,254	$2,899,161

Portfolio turnover rate(e)(f)	7%	12%	10%	10%	16%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

90	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI EAFE Small-Cap ETF
						Period From
	Year Ended	Year Ended	Year Ended	Year Ended		06/29/15	(a)
	07/31/19	07/31/18	07/31/17	07/31/16		to 07/31/15

Net asset value, beginning of period	$31.37	$28.48	$23.85	$25.17		$24.37

Net investment income (loss)(b)	0.84	0.77	0.92	0.55		(0.00	)(c)
Net realized and unrealized gain (loss)(d)	(1.93)	2.86	4.46	(1.16)		0.80

Net increase (decrease) from investment operations	(1.09)	3.63	5.38	(0.61)		0.80

Distributions(e)
From net investment income	(0.80)	(0.74)	(0.75)	(0.52)		—
From net realized gain	(0.86)	—	—	(0.19)		—
Return of capital	—	—	—	(0.00	)(c)	—

Total distributions	(1.66)	(0.74)	(0.75)	(0.71)		—

Net asset value, end of period	$28.62	$31.37	$28.48	$23.85		$25.17

Total Return
Based on net asset value	(3.05)%	12.81%	22.77%	(2.35)%		3.28	%(f)

Ratios to Average Net Assets
Total expenses(g)	0.43%	0.43%	0.43%	0.43%		0.43	%(h)

Total expenses after fees waived(g)	0.03%	0.03%	0.03%	0.03%		0.05	%(h)

Net investment income (loss)	2.94%	2.50%	3.50%	2.34%		(0.05	)%(h)

Supplemental Data
Net assets, end of period (000)	$25,759	$21,961	$9,969	$8,348		$2,517

Portfolio turnover rate(i)(j)	10%	10%	13%	9%		0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Rounds to less than $0.01.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	91

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI ACWI ex U.S. ETF
	Year Ended 07/31/19		Year Ended 07/31/18		Year Ended 07/31/17		Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$48.60		$47.08		$40.66		$44.18	$47.49

Net investment income(a)	1.32		1.33		1.12	(b)	1.06	1.15
Net realized and unrealized gain (loss)(c)	(2.49)		1.45		6.36		(3.54)	(3.31)

Net increase (decrease) from investment operations	(1.17)		2.78		7.48		(2.48)	(2.16)

Distributions(d)
From net investment income	(1.17)		(1.26)		(1.06)		(1.04)	(1.15)

Total distributions	(1.17)		(1.26)		(1.06)		(1.04)	(1.15)

Net asset value, end of year	$46.26		$48.60		$47.08		$40.66	$44.18

Total Return
Based on net asset value	(2.27)%		5.92%		18.62%		(5.52)%	(4.54)%

Ratios to Average Net Assets
Total expenses	0.32	%(e)	0.31	%(e)	0.32%		0.33%	0.33%

Total expenses after fees waived	0.30	%(e)	0.31	%(e)	0.32%		0.33%	0.33%

Total expenses excluding professional fees for foreign withholding tax claims	0.32%		N/A		0.32%		N/A	N/A

Net investment income	2.91%		2.69%		2.62	%(b)	2.67%	2.55%

Supplemental Data
Net assets, end of year (000)	$3,867,472		$3,158,687		$2,655,487		$1,911,104	$2,023,411

Portfolio turnover rate(f)	15	%(g)	6	%(g)	7%		11%	6%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:

• Net investment income per share by $0.01.

• Ratio of net investment income to average net assets by 0.02%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements

92	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE ETF

	Year Ended 07/31/19		Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16		Year Ended 07/31/15

Net asset value, beginning of year	$68.87		$66.78	$58.27	$64.91		$66.89

Net investment income(a)	1.95		1.93	1.72	1.73	(b)	1.83	(b)
Net realized and unrealized gain (loss)(c)	(3.87)		2.26	8.45	(6.69)		(2.11)

Net increase (decrease) from investment operations	(1.92)		4.19	10.17	(4.96)		(0.28)

Distributions(d)
From net investment income	(2.01)		(2.10)	(1.66)	(1.68)		(1.70)

Total distributions	(2.01)		(2.10)	(1.66)	(1.68)		(1.70)

Net asset value, end of year	$64.94		$68.87	$66.78	$58.27		$64.91

Total Return
Based on net asset value	(2.64	)%(b)	6.32%	17.68%	(7.54	)%(b)	(0.41	)%(b)

Ratios to Average Net Assets
Total expenses	0.32%		0.31%	0.32%	0.33%		0.34%

Total expenses excluding professional fees for foreign withholding tax claims	0.32%		N/A	0.32%	0.33%		0.33%

Net investment income	3.03	%(b)	2.77%	2.82%	2.99	%(b)	2.84	%(b)

Supplemental Data
Net assets, end of year (000)	$60,080,634		$72,770,477	$78,691,555	$59,853,751		$61,459,174

Portfolio turnover rate(e)	4%		4%	2%	3%		2%

(a)	Based on average shares outstanding.
(b)

Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended July 31, 2016 and July 31, 2015, respectively:

•	Net investment income per share by $0.02 and $0.06, respectively.
•	Total return by 0.03% and 0.07%, respectively.
•	Ratio of net investment income to average net assets by 0.04% and 0.08%, respectively.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	93

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE Small-Cap ETF

	Year Ended 07/31/19		Year Ended 07/31/18	Year Ended 07/31/17		Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$63.44		$59.60	$51.00		$51.44	$51.45

Net investment income(a)	1.43		1.46	1.28	(b)	1.20	1.12
Net realized and unrealized gain (loss)(c)	(6.23)		3.90	8.83		(0.54)	0.11

Net increase (decrease) from investment operations	(4.80)		5.36	10.11		0.66	1.23

Distributions(d)
From net investment income	(1.61)		(1.52)	(1.51)		(1.10)	(1.24)

Total distributions	(1.61)		(1.52)	(1.51)		(1.10)	(1.24)

Net asset value, end of year	$57.03		$63.44	$59.60		$51.00	$51.44

Total Return
Based on net asset value	(7.41	)%(e)	9.01%	20.21	%(b)	1.35%	2.55%

Ratios to Average Net Assets
Total expenses	0.40%		0.39%	0.40%		0.40%	0.40%

Total expenses excluding professional fees for foreign withholding tax claims	0.40%		N/A	0.40%		N/A	N/A

Net investment income	2.47%		2.28%	2.38	%(b)	2.44%	2.26%

Supplemental Data
Net assets, end of year (000)	$9,455,843		$11,178,397	$8,737,472		$5,967,131	$5,184,949

Portfolio turnover rate(f)	10%		8%	6%		17%	13%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:
•	Net investment income per share by $0.01.
•	Total return by 0.02%.
•	Ratio of net investment income to average net assets by 0.02%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

94	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Adaptive Currency Hedged MSCI EAFE	Diversified	(a)
Currency Hedged MSCI ACWI ex U.S.	Diversified
Currency Hedged MSCI EAFE	Diversified
Currency Hedged MSCI EAFE Small-Cap	Diversified	(a)
MSCI ACWI ex U.S.	Diversified
MSCI EAFE	Diversified
MSCI EAFE Small-Cap	Diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

Currently each currency hedged fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedules of investments for the underlying funds are included in this report and should be read in conjunction with the financial statements of the currency hedged funds.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, each of the currency hedged funds has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.
•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

96	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of July 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Currency Hedged MSCI ACWI ex U.S.
BofA Securities, Inc.	$19,299,000	$19,299,000		$—	$—

MSCI ACWI ex U.S.
Barclays Capital Inc.	$122,527	$122,527		$—	$—
BNP Paribas Prime Brokerage International Ltd.	813,416	813,416		—	—
BNP Paribas Securities Corp.	6,440	6,440		—	—
BofA Securities, Inc.	1,492,383	1,492,383		—	—
Citigroup Global Markets Inc.	857,122	857,122		—	—
Credit Suisse Securities (USA) LLC	2,536,343	2,536,343		—	—
Deutsche Bank Securities Inc.	35,332	35,332		—	—
Goldman Sachs & Co.	8,071,412	8,071,412		—	—
HSBC Bank PLC	1,340,498	1,340,498		—	—
JPMorgan Securities LLC	6,154,747	6,154,747		—	—
Macquarie Bank Limited	2,229,032	2,229,032		—	—
Morgan Stanley & Co. International PLC	346,420	346,420		—	—
Morgan Stanley & Co. LLC	6,516,664	6,516,664		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	4,349,586	4,349,586		—	—
Scotia Capital (USA) Inc.	1,204,855	1,204,855		—	—
SG Americas Securities LLC	21,732	21,732		—	—
State Street Bank & Trust Company	5,328	5,328		—	—
UBS AG	26,022	26,022		—	—
Wells Fargo Securities LLC	2,913,309	2,913,309		—	—

	$39,043,168	$39,043,168		$—	$—

MSCI EAFE
Barclays Capital Inc.	$9,069,399	$9,069,399		$—	$—
BofA Securities, Inc.	14,476,681	14,476,681		—	—
Citigroup Global Markets Inc.	22,385,737	22,385,737		—	—
Credit Suisse AG Dublin Branch	3,642,374	3,642,374		—	—
Credit Suisse Securities (USA) LLC	45,369,404	45,369,404		—	—
Goldman Sachs & Co.	97,254,105	97,254,105		—	—
Jefferies LLC	11,908,358	11,908,358		—	—
JPMorgan Securities LLC	7,669,275	7,669,275		—	—
Macquarie Bank Limited	22,095,191	22,095,191		—	—
Morgan Stanley & Co. LLC	73,541,285	73,541,285		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	7,974,422	7,974,422		—	—
State Street Bank & Trust Company	535,914	535,914		—	—
UBS AG	15,924,106	15,924,106		—	—

	$331,846,251	$331,846,251		$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	97

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI EAFE Small-Cap
Barclays Capital Inc.	$7,485,359	$7,485,359		$—	$—
BNP Paribas Prime Brokerage International Ltd.	195,658	195,658		—	—
BNP Paribas Securities Corp.	134,224	134,224		—	—
BofA Securities, Inc.	36,796,168	36,796,168		—	—
Citigroup Global Markets Inc.	45,685,205	45,685,205		—	—
Credit Suisse AG Dublin Branch	17,359,017	17,359,017		—	—
Credit Suisse Securities (USA) LLC	15,573,893	15,573,893		—	—
Deutsche Bank Securities Inc.	13,307,857	13,307,857		—	—
Goldman Sachs & Co.	157,790,184	157,790,184		—	—
HSBC Bank PLC	8,506,445	8,506,445		—	—
Jefferies LLC	3,365,219	3,365,219		—	—
JPMorgan Securities LLC	54,432,951	54,432,951		—	—
Macquarie Bank Limited	5,101,307	5,101,307		—	—
Morgan Stanley & Co. LLC	96,951,632	96,951,632		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,065,440	2,065,440		—	—
Natixis Securities Americas LLC	8,156,819	8,013,637		—	(143,182	)(b)
Nomura Securities International Inc.	6,594,221	6,594,221		—	—
Scotia Capital (USA) Inc.	1,701,408	1,701,408		—	—
SEB Securities Inc.	8,151,575	8,151,575		—	—
SG Americas Securities LLC	1,801,124	1,801,124		—	—
State Street Bank & Trust Company	7,018,865	7,018,865		—	—
UBS AG	25,848,074	25,848,074		—	—
UBS Securities LLC	19,357	17,391		—	(1,966	)(b)
Wells Fargo Securities LLC	864,240	864,240		—	—

	$524,906,242	$524,761,094		$—	$(145,148)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

98	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Forward Foreign Currency Exchange Contracts: Each currency-hedged fund uses forward foreign currency exchange contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held in its portfolio or its underlying fund’s portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Adaptive Currency Hedged MSCI EAFE	0.38%
Currency Hedged MSCI ACWI ex U.S.	0.38
Currency Hedged MSCI EAFE	0.38
Currency Hedged MSCI EAFE Small-Cap	0.43

For its investment advisory services to each of the iShares MSCI ACWI ex U.S. and iShares MSCI EAFE ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $30 billion	0.350%
Over $30 billion, up to and including $60 billion	0.320
Over $60 billion, up to and including $90 billion	0.280
Over $90 billion, up to and including $120 billion	0.252
Over $120 billion, up to and including $150 billion	0.227
Over $150 billion	0.204

N O T E S T O F I N A N C I A L S T A T E M E N T S	99

Notes to Financial Statements  (continued)

For its investment advisory services to the iShares MSCI EAFE Small-Cap ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $12 billion	0.4000%
Over $12 billion, up to and including $18 billion	0.3800
Over $18 billion, up to and including $24 billion	0.3610
Over $24 billion, up to and including $30 billion	0.3430
Over $30 billion	0.3259

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses.

For each of the iShares Adaptive Currency Hedged MSCI EAFE ETF and iShares Currency Hedged MSCI EAFE ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through November 30, 2020 so that each Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to each Fund’s investments in the iShares MSCI EAFE ETF (“EFA”), after taking into account any fee waivers by EFA, plus 0.03%.

For the iShares Currency Hedged MSCI ACWI ex U.S. ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investments in the iShares MSCI ACWI ex U.S. ETF (“ACWX”), after taking into account any fee waivers by ACWX, plus 0.03%.

For the iShares Currency Hedged MSCI EAFE Small-Cap ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investments in the iShares MSCI EAFE Small-Cap ETF (“SCZ”), taking into account any fee waivers by SCZ, plus 0.03%.

For the iShares MSCI ACWI ex U.S. ETF, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2021 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

100	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended July 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Adaptive Currency Hedged MSCI EAFE	$528
Currency Hedged MSCI ACWI ex U.S.	6,356
Currency Hedged MSCI EAFE Small-Cap	730
MSCI ACWI ex U.S.	183,343
MSCI EAFE	1,435,604
MSCI EAFE Small-Cap	4,241,921

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI ACWI ex U.S.	$14,506,017	$38,047,357
MSCI EAFE	218,447,694	180,533,092
MSCI EAFE Small-Cap	167,769,653	126,332,559

During the year ended July 31, 2019, iShares MSCI EAFE Small-Cap ETF received a reimbursement of $6,829 from an affiliate, which is included in payment by affiliate in the statement of operations, related to an operating event.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Adaptive Currency Hedged MSCI EAFE	$587,918	$558,055
Currency Hedged MSCI ACWI ex U.S.	5,641,295	3,540,064
Currency Hedged MSCI EAFE	338,176,985	204,230,465
Currency Hedged MSCI EAFE Small-Cap	2,590,516	2,051,451
MSCI ACWI ex U.S.	816,237,971	534,163,539
MSCI EAFE	3,076,643,397	2,546,309,406
MSCI EAFE Small-Cap	1,418,403,850	914,363,204

For the year ended July 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Adaptive Currency Hedged MSCI EAFE	$5,676,271	$—
Currency Hedged MSCI ACWI ex U.S.	52,344,412	25,969,824
Currency Hedged MSCI EAFE	508,115,940	977,376,429
Currency Hedged MSCI EAFE Small-Cap	27,338,531	21,162,098
MSCI ACWI ex U.S.	1,990,220,729	1,485,827,199
MSCI EAFE	1,069,635,122	10,057,653,015
MSCI EAFE Small-Cap	332,767,728	1,525,630,800

N O T E S T O F I N A N C I A L S T A T E M E N T S	101

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2019, the following permanent differences attributable to undistributed capital gains, the expiration of capital loss carryforwards, the use of equalization and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Adaptive Currency Hedged MSCI EAFE	$11,636	$(11,636)
Currency Hedged MSCI ACWI ex U.S.	56,586	(56,586)
Currency Hedged MSCI EAFE	9,672,808	(9,672,808)
Currency Hedged MSCI EAFE Small-Cap	(292,011)	292,011
MSCI ACWI ex U.S.	196,656,466	(196,656,466)
MSCI EAFE	1,915,410,516	(1,915,410,516)
MSCI EAFE Small-Cap	568,800,018	(568,800,018)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/19	Year Ended 07/31/18
Adaptive Currency Hedged MSCI EAFE
Ordinary income	$319,376	$86,270
Long-term capital gains	110,199	—

	$429,575	$86,270

Currency Hedged MSCI ACWI ex U.S.
Ordinary income	$1,572,188	$1,398,315

Currency Hedged MSCI EAFE
Ordinary income	$110,552,332	$115,401,571
Long-term capital gains	16,212,265	—

	$126,764,597	$115,401,571

Currency Hedged MSCI EAFE Small-Cap
Ordinary income	$909,201	$238,018
Long-term capital gains	420,715	—

	$1,329,916	$238,018

MSCI ACWI ex U.S.
Ordinary income	$102,589,659	$81,604,710

MSCI EAFE
Ordinary income	$1,959,749,954	$2,364,143,375

MSCI EAFE Small-Cap
Ordinary income	$264,437,208	$254,076,251

102	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of July 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Adaptive Currency Hedged MSCI EAFE	$—	$14,295	$—	$32,247	$46,542
Currency Hedged MSCI ACWI ex U.S.	3,368	—	(952,940)	(1,183,722)	(2,133,294)
Currency Hedged MSCI EAFE	23,183,677	42,405,574	—	(60,785,665)	4,803,586
Currency Hedged MSCI EAFE Small-Cap	53,788	309,633	—	(1,687,684)	(1,324,263)
MSCI ACWI ex U.S.	25,396,225	—	(220,257,323)	(123,302,405)	(318,163,503)
MSCI EAFE	134,575,458	—	(4,180,702,353)	(423,960,232)	(4,470,087,127)
MSCI EAFE Small-Cap	12,353,882	—	(174,125,095)	21,262,412	(140,508,801)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions and foreign withholding tax reclaims.

For the year ended July 31, 2019, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
Currency Hedged MSCI ACWI ex U.S.	$1,786,835
Currency Hedged MSCI EAFE	60,834,300

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Adaptive Currency Hedged MSCI EAFE	$8,124,900	$124,786	$(92,539)	$32,247
Currency Hedged MSCI ACWI ex U.S.	92,515,798	648,019	(1,831,741)	(1,183,722)
Currency Hedged MSCI EAFE	2,945,998,572	18,100,219	(78,885,884)	(60,785,665)
Currency Hedged MSCI EAFE Small-Cap	27,349,596	280,805	(1,968,489)	(1,687,684)
MSCI ACWI ex U.S.	4,020,274,809	366,719,131	(490,275,838)	(123,556,707)
MSCI EAFE	60,599,781,867	9,494,399,369	(9,942,043,341)	(447,643,972)
MSCI EAFE Small-Cap	9,961,705,930	1,189,358,937	(1,168,864,610)	20,494,327

9.	LINE OF CREDIT

The iShares MSCI ACWI ex U.S. ETF, along with certain other iShares funds, are parties to a $300 million credit agreement with State Street Bank and Trust Company, which expires on October 23, 2019. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

The Fund did not borrow under the credit agreement during the year ended July 31, 2019.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

N O T E S T O F I N A N C I A L S T A T E M E N T S	103

Notes to Financial Statements  (continued)

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/19		Year Ended 07/31/18
iShares ETF	Shares	Amount	Shares	Amount
Adaptive Currency Hedged MSCI EAFE
Shares sold	200,000	$5,688,999	—	$—

Currency Hedged MSCI ACWI ex U.S.
Shares sold	2,050,000	$52,987,081	1,500,000	$39,897,902
Shares redeemed	(1,000,000)	(26,125,270)	(3,300,000)	(88,073,596)

Net increase(decrease)	1,050,000	$26,861,811	(1,800,000)	$(48,175,694)

Currency Hedged MSCI EAFE
Shares sold	17,400,000	$505,772,686	22,600,000	$665,459,176
Shares redeemed	(34,500,000)	(975,658,801)	(59,450,000)	(1,729,805,088)

Net decrease	(17,100,000)	$(469,886,115)	(36,850,000)	$(1,064,345,912)

Currency Hedged MSCI EAFE Small-Cap
Shares sold	950,000	$27,575,631	450,000	$14,021,991
Shares redeemed	(750,000)	(21,301,793)	(100,000)	(2,871,305)

Net increase	200,000	$6,273,838	350,000	$11,150,686

MSCI ACWI ex U.S.
Shares sold	56,800,000	$2,476,852,813	11,200,000	$552,952,166
Shares redeemed	(38,200,000)	(1,695,569,794)	(2,600,000)	(129,338,091)

Net increase	18,600,000	$781,283,019	8,600,000	$423,614,075

MSCI EAFE
Shares sold	28,800,000	$1,716,650,636	28,200,000	$1,968,499,882
Shares redeemed	(160,200,000)	(10,395,013,544)	(150,000,000)	(10,714,957,433)

Net decrease	(131,400,000)	$(8,678,362,908)	(121,800,000)	$(8,746,457,551)

104	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 07/31/19		Year Ended 07/31/18

iShares ETF	Shares	Amount	Shares	Amount

MSCI EAFE Small-Cap
Shares sold	17,000,000	$935,513,648	46,600,000	$2,979,677,692
Shares redeemed	(27,400,000)	(1,633,247,667)	(17,000,000)	(1,096,799,793)

Net increase(decrease)	(10,400,000)	$(697,734,019)	29,600,000	$1,882,877,899

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI ACWI ex U.S. and iShares MSCI EAFE Small-Cap ETFs have filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Funds have recorded receivables for all recoverable taxes withheld by Finland based upon recent favorable determinations made by the Finnish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Funds. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon statutes of limitation on taxes. The Funds continue to evaluate developments in Finland for potential impact to the receivables and payables recorded. Finnish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities.

The iShares MSCI EAFE ETF has filed claims to recover taxes withheld by Sweden on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by Sweden based upon previous determinations made by the Swedish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Swedish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities. Collection of these receivables, and any payment of associated liabilities, depends upon future determinations made by the Swedish tax authorities, the outcome of which is uncertain. If such future determinations are unfavorable, the potential negative impact to the Fund, as of July 31, 2019, is $49,430,220 or $0.05 per share.

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the iShares MSCI ACWI ex U.S., iShares MSCI EAFE and iShares MSCI EAFE Small-Cap ETFs is able to pass through to shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

13.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

14.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	105

Notes to Financial Statements  (continued)

Distributions for the year ended July 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
Adaptive Currency Hedged MSCI EAFE	$86,270
Currency Hedged MSCI ACWI ex U.S.	1,398,315
Currency Hedged MSCI EAFE	115,401,571
Currency Hedged MSCI EAFE Small-Cap	238,018
MSCI ACWI ex U.S.	81,604,710
MSCI EAFE	2,364,143,375
MSCI EAFE Small-Cap	254,076,251

Undistributed (distributions in excess of) net investment income as of July 31, 2018 are as follows:

iShares ETF	Undistributed (distributions in excess of) net investment income
Adaptive Currency Hedged MSCI EAFE	$—
Currency Hedged MSCI ACWI ex U.S.	—
Currency Hedged MSCI EAFE	—
Currency Hedged MSCI EAFE Small-Cap	—
MSCI ACWI ex U.S.	4,873,213
MSCI EAFE	(149,746,323)
MSCI EAFE Small-Cap	(50,535,636)

15.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

106	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Adaptive Currency Hedged MSCI EAFE ETF,

iShares Currency Hedged MSCI ACWI ex U.S. ETF, iShares Currency Hedged MSCI EAFE ETF,

iShares Currency Hedged MSCI EAFE Small-Cap ETF, iShares MSCI ACWI ex U.S. ETF,

iShares MSCI EAFE ETF and iShares MSCI EAFE Small-Cap ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Adaptive Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF, iShares Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI EAFE Small-Cap ETF, iShares MSCI ACWI ex U.S. ETF, iShares MSCI EAFE ETF and iShares MSCI EAFE Small-Cap ETF (seven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2019, the related statements of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	107

Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2019:

iShares ETF	Qualified Dividend Income
Adaptive Currency Hedged MSCI EAFE	$255,082
Currency Hedged MSCI ACWI ex U.S.	1,395,690
Currency Hedged MSCI EAFE	91,757,323
Currency Hedged MSCI EAFE Small-Cap	568,586
MSCI ACWI ex U.S.	103,147,785
MSCI EAFE	2,154,979,055
MSCI EAFE Small-Cap	224,921,249

For the fiscal year ended July 31, 2019, the Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Adaptive Currency Hedged MSCI EAFE	$274,437	$20,101
Currency Hedged MSCI ACWI ex U.S.	1,658,453	147,956
Currency Hedged MSCI EAFE	99,437,168	7,217,812
Currency Hedged MSCI EAFE Small-Cap	622,395	41,698

For the fiscal year ended July 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI ACWI ex U.S.	$122,966,288	$9,733,090
MSCI EAFE	2,314,831,445	153,197,613
MSCI EAFE Small-Cap	274,744,775	18,809,150

The following distribution amounts are hereby designated for the fiscal year ended July 31, 2019:

iShares ETF	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
Adaptive Currency Hedged MSCI EAFE	$64,268	$110,199
Currency Hedged MSCI EAFE	18,942,637	21,065,827
Currency Hedged MSCI EAFE Small-Cap	314,737	458,586

108	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Trust

iShares Adaptive Currency Hedged MSCI EAFE ETF and iShares Currency Hedged MSCI ACWI ex U.S. ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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iShares Currency Hedged MSCI EAFE ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

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and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Currency Hedged MSCI EAFE Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its

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committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary

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revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI ACWI ex U.S. ETF and iShares MSCI EAFE ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees

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Board Review and Approval of Investment Advisory Contract  (continued)

(the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	115

Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for each Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of each Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. Further, with respect to comparisons with one or more open-end index mutual funds registered under the 1940 Act managed by BFA (or an affiliate) that track the same indexes as the Funds and have investment advisory fee rates and overall expenses (net of waivers and reimbursements) that are lower than the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the Funds, the Board gave weight to management’s explanations of the relevant circumstances applicable to such mutual funds. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI EAFE Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c)

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Board Review and Approval of Investment Advisory Contract  (continued)

Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Adaptive Currency Hedged MSCI EAFE(a)	$0.831207	$0.581067	$0.019641	$1.431915	58%	41%	1%	100%
Currency Hedged MSCI ACWI ex U.S.	0.666000	—	—	0.666000	100	—	—	100
Currency Hedged MSCI EAFE(a)	0.886180	0.311721	0.021142	1.219043	72	26	2	100
Currency Hedged MSCI EAFE Small-Cap	0.803243	0.864607	—	1.667850	48	52	—	100
MSCI ACWI ex U.S.	1.166272	—	—	1.166272	100	—	—	100
MSCI EAFE(a)	1.967587	—	0.046526	2.014113	98	—	2	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Adaptive Currency Hedged MSCI EAFE ETF

Period Covered: January 07, 2016 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.11%
Greater than 1.0% and Less than 1.5%	1	0.11
Greater than 0.5% and Less than 1.0%	5	0.57
Greater than 0.0% and Less than 0.5%	819	93.50
At NAV	12	1.37
Less than 0.0% and Greater than –0.5%	38	4.34

	876	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	119

Supplemental Information  (unaudited)  (continued)

iShares Currency Hedged MSCI ACWI ex U.S. ETF

Period Covered: July 01, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	6	0.60%
Greater than 3.0% and Less than 3.5%	1	0.10
Greater than 2.0% and Less than 2.5%	1	0.10
Greater than 0.5% and Less than 1.0%	3	0.30
Greater than 0.0% and Less than 0.5%	572	56.85
At NAV	35	3.48
Less than 0.0% and Greater than –0.5%	388	38.57

	1,006	100.00%

iShares Currency Hedged MSCI EAFE ETF

Period Covered: February 04, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.5% and Less than 1.0%	4	0.29
Greater than 0.0% and Less than 0.5%	771	56.70
At NAV	123	9.04
Less than 0.0% and Greater than –0.5%	459	33.76
Less than –0.5% and Greater than –1.0%	1	0.07

	1,360	100.00%

iShares Currency Hedged MSCI EAFE Small-Cap ETF

Period Covered: July 01, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	558	55.47%
At NAV	62	6.16
Less than 0.0% and Greater than –0.5%	386	38.37

	1,006	100.00%

iShares MSCI ACWI ex U.S. ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.07%
Greater than 1.5% and Less than 2.0%	2	0.14
Greater than 1.0% and Less than 1.5%	22	1.59
Greater than 0.5% and Less than 1.0%	112	8.10
Greater than 0.0% and Less than 0.5%	667	48.27
At NAV	28	2.03
Less than 0.0% and Greater than –0.5%	422	30.55
Less than –0.5% and Greater than –1.0%	99	7.16
Less than –1.0% and Greater than –1.5%	23	1.66
Less than –1.5% and Greater than –2.0%	4	0.29
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07

	1,382	100.00%

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Supplemental Information  (unaudited)  (continued)

iShares MSCI EAFE ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.07%
Greater than 1.5% and Less than 2.0%	3	0.22
Greater than 1.0% and Less than 1.5%	28	2.03
Greater than 0.5% and Less than 1.0%	129	9.33
Greater than 0.0% and Less than 0.5%	685	49.57
At NAV	11	0.80
Less than 0.0% and Greater than –0.5%	406	29.38
Less than –0.5% and Greater than –1.0%	88	6.37
Less than –1.0% and Greater than –1.5%	23	1.66
Less than –1.5% and Greater than –2.0%	6	0.43
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07

	1,382	100.00%

iShares MSCI EAFE Small-Cap ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	2	0.14%
Greater than 1.5% and Less than 2.0%	5	0.36
Greater than 1.0% and Less than 1.5%	39	2.83
Greater than 0.5% and Less than 1.0%	208	15.06
Greater than 0.0% and Less than 0.5%	658	47.62
At NAV	23	1.66
Less than 0.0% and Greater than –0.5%	348	25.18
Less than –0.5% and Greater than –1.0%	74	5.35
Less than –1.0% and Greater than –1.5%	19	1.37
Less than –1.5% and Greater than –2.0%	4	0.29
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered iShares MSCI EAFE ETF and iShares MSCI EAFE Small-Cap ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

S U P P L E M E N T A L I N F O R M A T I O N	121

Supplemental Information (unaudited)  (continued)

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI EAFE ETF in respect of the Company’s financial year ending December 31, 2018 was USD 6.65 million. This figure is comprised of fixed remuneration of USD 2.87 million and variable remuneration of USD 3.78 million. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI EAFE ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 923.4 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 121.12 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI EAFE Small-Cap ETF in respect of the Company’s financial year ending December 31, 2018 was USD 910.46 thousand. This figure is comprised of fixed remuneration of USD 393.46 thousand and variable remuneration of USD 517 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI EAFE Small-Cap ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 126.4 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 16.58 thousand.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 360 funds as of July 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park, Martin Small and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park, Mr. Small and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016);Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	123

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017);Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

(a)	Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	125

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity		Currency Abbreviations (continued)

ADR	American Depositary Receipt	TRY	Turkish Lira

CPO	Certificates of Participation (Ordinary)	TWD	New Taiwan Dollar

GDR	Global Depositary Receipt	USD	United States Dollar

NVDR	Non-Voting Depositary Receipt	ZAR	South African Rand

NVS	Non-Voting Shares

SDR	Swedish Depositary Receipt

Counterparty Abbreviations

BNP	BNP Paribas SA

BOA	Bank of America N.A.

CITI	Citibank N.A.

HSBC	HSBC Bank PLC

JPM	JPMorgan Chase Bank N.A.

MS	Morgan Stanley & Co. International PLC

NAB	National Australia Bank Limited

RBS	Royal Bank of Scotland PLC

SSB	State Street Bank and Trust Co.

TDB	Toronto Dominion Bank

TNTC	The Northern Trust Company

UBS	UBS AG

Currency Abbreviations

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

ILS	Israeli Shekel

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

RUB	New Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

126	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

JULY 31, 2019

2019 ANNUAL REPORT

iShares Trust

▶	iShares MSCI EAFE Growth ETF | EFG | Cboe BZX

▶	iShares MSCI EAFE Value ETF | EFV | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced for the 12 months ended July 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.95% in U.S. dollar terms for the reporting period.

Global stocks declined sharply in the second half of 2018 amid high volatility, before rebounding in 2019 to post modest gains for the reporting period. The initial downturn was prompted by trade tensions, particularly between the U.S. and China, and slowing global economic growth. Markets later recovered from a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending.

The most influential central banks reacted to signs of an economic slowdown by changing their outlook for interest rate policy, which supported markets in the second half of the reporting period. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady in early 2019, and lowered interest rates in July 2019 for the first time in 11 years. The European Central Bank sustained its already negative short-term interest rates, while signaling an interest rate decrease, in the second half of 2019, and the return of its monetary stimulus program. The Bank of Japan also sustained negative short-term interest rates while signaling a possible future decrease, while the Chinese government enacted stimulus measures. Expectations of lower borrowing costs and the corresponding increases in the global money supply drove risk assets to record highs.

The U.S. stock market advanced as unemployment decreased to its lowest level since 1969, despite variable economic growth. Consumer spending was robust, as steady job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level since 2010. A budget deal reached in July 2019 promised to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased and bond issuance by the U.S. Treasury Department reached a record high. Trade tensions between the U.S. and China persisted, as the U.S. implemented tariffs on $200 million of Chinese imports and publicly discussed further tariffs. However, market reaction to the negotiations lessened over time as investors became more optimistic that the Trump administration would minimize the effect of trade policy on markets.

The Eurozone economy grew at a slower pace, as economic growth varied widely by country. Ongoing trade tensions and the resulting slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. Smaller economies, such as Ireland and Malta, grew at a fast pace, while Italy entered a recession before returning to growth in early 2019.

Emerging markets posted relatively flat during the reporting period, albeit with a relatively high amount of volatility. In the first half of the reporting period, emerging market stocks declined sharply, as rising interest rates and a strengthening U.S. dollar led to concerns among investors about foreign-denominated debt. However, a shift to looser monetary policy and desire for yield supported emerging market stocks in 2019, reversing previous declines.

Markets in the Asia-Pacific region were negatively affected by trade tensions between the U.S. and China and a slowdown in the Chinese economy. Countries throughout the Asia-Pacific region supply China with many industrial and consumer goods and services, and corporate earnings in the region were moderated by China’s recent struggles.

M A R K E T O V E R V I E W	3

Fund Summary as of July 31, 2019	iShares® MSCI EAFE Growth ETF

Investment Objective

The iShares MSCI EAFE Growth ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit growth characteristics, as represented by the MSCI EAFE Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	1.52%	4.51%	7.01%	1.52%	24.67%	96.97%
Fund Market	0.84	4.50	6.87	0.84	24.59	94.35
Index	1.76	4.79	7.30	1.76	26.38	102.38

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,108.00	$2.09		$1,000.00	$1,022.80	$2.01		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

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Fund Summary as of July 31, 2019 (continued)	iShares® MSCI EAFE Growth ETF

Portfolio Management Commentary

Growth-oriented developed market stocks outside the U.S. and Canada advanced modestly for the reporting period despite escalating global trade tensions and decelerating growth in many economies. Swiss equities were the largest contributors to the Index’s return, as investors preferred the market’s stability and steady dividends. Performance in Switzerland came primarily from the defensive consumer staples and healthcare sectors, which often benefit during times of market volatility and challenging economic conditions. Consumer staples stocks, which were somewhat insulated from trade pressures, were the largest contributors to Switzerland’s return. Food products manufacturers advanced due to strong sales of premium products and brands and rising demand in the U.S., Asia, and Africa. The healthcare sector also performed well. The pharmaceuticals industry gained on strong sales of new cancer and multiple sclerosis drugs. Rising revenues from biosimilars helped offset pressure from generics and older drugs, further supporting the industry’s gains.

French equities were also notable contributors to the Index’s return, advancing amid broadly strong earnings. The industrials sector was a key source of strength, due to solid performance in the aerospace and defense industry, which posted strong profits, a large order backlog, and rising production. French aerospace and defense companies also benefited when their primary U.S. competitor grounded one of its newest jets due to safety concerns. Consumer staples stocks were modest contributors, as the food, beverage, and tobacco industry was bolstered by rising sales in China. Improved profits from premium brands and efforts to promote more environmentally sensitive and healthy products also drove consumer staples stocks.

On the downside, German stocks were the largest detractors from the Index’s return, as the country’s economic growth stagnated, recessionary fears grew, and weakening global demand weighed on exports. Within the materials sector, lower pricing and slowing demand growth from China detracted from performance in the chemicals industry. The industrials sector also detracted, weighed down by lower manufacturing output. The capital goods industry was the sector’s leading detractor, as demand for equipment slowed amid the Eurozone’s manufacturing contraction. The healthcare sector detracted marginally, as healthcare services providers struggled amid a changing hospital and insurance landscape.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Staples	20.0%
Industrials	18.1
Health Care	15.8
Consumer Discretionary	12.1
Information Technology	11.3
Financials	8.3
Materials	5.6
Communication Services	3.7
Real Estate	2.4
Utilities	1.5
Energy	1.2

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Japan	23.4%
Switzerland	13.6
France	12.2
United Kingdom	11.0
Germany	8.8
Australia	6.9
Netherlands	5.7
Hong Kong	3.8
Sweden	3.1
Denmark	3.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2019	iShares® MSCI EAFE Value ETF

Investment Objective

The iShares MSCI EAFE Value ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit value characteristics, as represented by the MSCI EAFE Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(7.05)%	(0.23)%	4.13%	(7.05)%	(1.16)%	49.83%
Fund Market	(7.81)	(0.31)	3.97	(7.81)	(1.53)	47.60
Index	(6.97)	(0.07)	4.29	(6.97)	(0.37)	52.25

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,004.70	$1.94		$1,000.00	$1,022.90	$1.96		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® MSCI EAFE Value ETF

Portfolio Management Commentary

Value-oriented developed market stocks outside the U.S. and Canada declined for the reporting period amid slowing global growth, escalating trade tensions, and lower manufacturing activity. U.K. equities were the largest detractors from the Index’s return, as concerns of a no-deal Brexit mounted and economic growth slowed. The consumer staples, financials, and energy sectors were leading detractors from the Index’s return. In consumer staples, regulatory and political pressures weighed on the tobacco industry. Detraction in the financials sector stemmed primarily from banks. Interest rates, a key driver of profitability in the banking industry, remained persistently low, weakening interest income and reducing loan margins. In addition, concerns that a no-deal Brexit could further threaten business and consumer lending, as well as investment and trading revenue, pressured returns of banks. Volatile oil and gas prices worked against the energy sector, as crude oil prices declined sharply in late 2018 and remained low for the reporting period.

Japanese equities detracted from the Index’s return amid weakening exports and lower domestic consumption. In the financials sector, banking stocks struggled as near-zero interest rates limited profits. Lower demand for banking services from the country’s aging and shrinking population also constrained the industry’s returns. Japan’s consumer discretionary sector was a meaningful detractor. Slowing exports of cars and auto parts, along with concerns about potential U.S. tariffs, weighed on the automobiles and components industry.

Stocks in France and Germany detracted more moderately from the Index’s return. Despite government stimulus efforts, France’s economic growth slowed, and weakness persisted in consumer spending, manufacturing, and trade. The financials sector was the leading detractor, as low interest rates squeezed profit margins of French banks. Within the energy sector, volatile oil and gas prices weighed on the integrated oil and gas industry. German stocks declined, as economic growth stagnated and recessionary fears grew. Germany’s healthcare sector was challenged by the pharmaceuticals, biotechnology, and life sciences industry, which declined amid uncertainty surrounding litigation.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	30.1%
Industrials	10.9
Consumer Discretionary	10.3
Energy	10.0
Materials	9.0
Communication Services	7.4
Health Care	6.4
Utilities	6.2
Real Estate	4.9
Consumer Staples	3.0
Information Technology	1.8

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Japan	24.6%
United Kingdom	22.1
France	10.1
Germany	8.6
Australia	8.3
Switzerland	4.8
Spain	4.4
Hong Kong	4.0
Italy	3.5
Sweden	1.7

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2019	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.9%
AGL Energy Ltd.	356,743	$5,156,212
APA Group	638,532	4,858,796
Aristocrat Leisure Ltd.	314,749	6,649,236
ASX Ltd.	105,766	6,477,097
BlueScope Steel Ltd.	145,083	1,308,980
Brambles Ltd.	869,531	7,863,136
Caltex Australia Ltd.	140,286	2,606,820
CIMIC Group Ltd.	54,779	1,385,284
Coca-Cola Amatil Ltd.	269,169	1,970,273
Cochlear Ltd.	31,569	4,794,582
Coles Group Ltd.(a)	308,383	3,018,253
Commonwealth Bank of Australia	481,471	27,311,582
Computershare Ltd.	265,812	2,902,062
Crown Resorts Ltd.	206,750	1,690,079
CSL Ltd.	246,605	39,029,095
Dexus	593,775	5,369,485
Domino’s Pizza Enterprises Ltd.	31,968	849,849
Flight Centre Travel Group Ltd.	30,427	966,591
Goodman Group	892,317	9,108,589
GPT Group (The)	981,791	4,202,305
Incitec Pivot Ltd.	870,739	2,088,546
Insurance Australia Group Ltd.	1,257,120	7,477,638
James Hardie Industries PLC	238,069	3,263,732
Macquarie Group Ltd.	176,038	15,626,635
Medibank Pvt Ltd.	1,538,599	3,828,331
Mirvac Group	1,987,810	4,411,717
Newcrest Mining Ltd.	413,866	10,149,452
Oil Search Ltd.	748,294	3,667,066
Orica Ltd.	99,130	1,490,860
Origin Energy Ltd.	959,976	5,253,609
QBE Insurance Group Ltd.	723,004	6,224,150
Ramsay Health Care Ltd.	76,201	3,822,519
REA Group Ltd.	28,339	1,917,912
Santos Ltd.	966,013	4,813,912
Seek Ltd.	179,026	2,580,162
Sonic Healthcare Ltd.	245,024	4,735,475
Suncorp Group Ltd.	706,336	6,577,238
Sydney Airport	594,387	3,424,936
Tabcorp Holdings Ltd.	1,037,239	3,209,978
TPG Telecom Ltd.	129,799	624,459
Transurban Group	1,469,442	15,749,245
Treasury Wine Estates Ltd.	393,321	4,798,409
Washington H Soul Pattinson & Co. Ltd.	57,946	907,021
Woolworths Group Ltd.	716,624	17,593,901
WorleyParsons Ltd.	175,447	1,952,969

		273,708,178

Austria — 0.1%
ANDRITZ AG	39,159	1,410,884
Verbund AG	36,626	2,063,436

		3,474,320

Belgium — 1.4%
Anheuser-Busch InBev SA/NV	413,090	41,886,218
Colruyt SA	31,234	1,640,381
Telenet Group Holding NV	29,485	1,460,872
UCB SA	68,003	5,346,960
Umicore SA	114,023	3,610,548

		53,944,979

Security	Shares	Value

Denmark — 3.0%
AP Moller - Maersk A/S, Class A	1,330	$1,432,794
AP Moller - Maersk A/S, Class B, NVS	2,311	2,614,699
Carlsberg A/S, Class B	59,410	8,163,876
Chr Hansen Holding A/S	57,378	5,051,102
Coloplast A/S, Class B	64,171	7,541,706
Demant A/S(a)(b)	61,633	1,831,993
DSV A/S	97,148	9,343,034
Genmab A/S(a)	33,182	6,194,429
H Lundbeck A/S	38,754	1,510,485
ISS A/S	89,375	2,523,340
Novo Nordisk A/S, Class B	936,325	45,234,103
Novozymes A/S, Class B	118,454	5,533,558
Orsted A/S(c)	102,901	9,454,436
Pandora A/S	19,900	770,880
Tryg A/S	65,742	2,021,277
Vestas Wind Systems A/S	105,183	8,701,144

		117,922,856

Finland — 0.7%
Elisa OYJ	27,079	1,280,761
Fortum OYJ	120,143	2,782,358
Kone OYJ, Class B	184,799	10,616,966
Metso OYJ	56,147	2,182,366
Neste OYJ	230,131	7,684,272
Orion OYJ, Class B	19,606	676,927
Wartsila OYJ Abp	241,462	3,060,786

		28,284,436

France — 12.1%
Accor SA	101,463	4,552,646
Aeroports de Paris	15,821	2,742,671
Air Liquide SA	233,784	32,536,881
Airbus SE	316,753	45,163,268
Alstom SA	84,728	3,682,883
Arkema SA	18,721	1,702,951
Atos SE	51,491	4,188,535
BioMerieux	22,994	1,959,796
Bollore SA	238,293	1,032,607
Bureau Veritas SA	156,280	3,930,708
Capgemini SE	86,630	11,116,303
Cie. Generale des Etablissements Michelin SCA	60,410	6,756,315
Danone SA	335,954	29,325,607
Dassault Aviation SA	1,346	1,858,309
Dassault Systemes SE	71,243	10,946,428
Edenred	131,337	6,644,718
Eiffage SA	42,377	4,216,232
EssilorLuxottica SA	153,227	20,924,446
Eurazeo SE	21,851	1,475,548
Eurofins Scientific SE(b)	6,222	2,674,043
Faurecia SE	26,109	1,249,999
Getlink SE	251,458	3,653,651
Hermes International	17,322	12,277,665
Iliad SA	14,512	1,515,588
Ingenico Group SA	32,694	3,130,528
Ipsen SA	20,255	2,338,633
JCDecaux SA	41,675	1,211,992
Kering SA	41,247	21,561,506
Legrand SA	145,168	10,321,693
L’Oreal SA	137,271	36,986,675
LVMH Moet Hennessy Louis Vuitton SE	151,214	63,186,121
Pernod Ricard SA	115,595	20,470,283

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Peugeot SA	210,735	$5,011,746
Remy Cointreau SA	12,231	1,823,449
Safran SA	178,030	25,738,680
Sartorius Stedim Biotech	14,876	2,396,657
Schneider Electric SE	149,316	12,980,675
SCOR SE	44,342	1,836,578
SEB SA	11,735	1,894,533
Sodexo SA(b)	49,461	5,707,992
STMicroelectronics NV	372,800	6,937,986
Teleperformance	31,242	6,595,205
Thales SA	58,196	6,612,372
Ubisoft Entertainment SA(a)	45,152	3,758,352
Veolia Environnement SA	143,937	3,661,928
Vivendi SA	497,378	13,944,194
Wendel SA	15,104	2,102,099
Worldline SA/France(a)(c)	44,459	3,207,641

		479,545,316

Germany —8.4%
adidas AG	98,195	31,656,585
Allianz SE, Registered	80,811	18,930,729
Aroundtown SA	494,887	3,984,883
Axel Springer SE(b)	29,451	2,047,782
Beiersdorf AG	54,623	6,385,810
Brenntag AG	84,906	4,196,378
Carl Zeiss Meditec AG, Bearer	21,894	2,424,270
Commerzbank AG	354,242	2,430,767
Delivery Hero SE(a)(c)	30,589	1,484,238
Deutsche Boerse AG	103,815	14,598,713
Deutsche Wohnen SE	126,231	4,668,924
E.ON SE	1,199,725	12,094,094
Fraport AG Frankfurt Airport Services Worldwide	22,384	1,887,120
Fresenius Medical Care AG & Co. KGaA	116,280	8,143,419
Fresenius SE & Co. KGaA	226,691	11,494,192
GEA Group AG	86,956	2,192,900
Henkel AG & Co. KGaA	56,098	5,312,180
HOCHTIEF AG	13,355	1,528,580
HUGO BOSS AG	34,279	2,181,582
Infineon Technologies AG	680,342	12,892,524
Innogy SE, New(c)	26,228	1,270,590
KION Group AG	35,330	1,912,143
Knorr-Bremse AG	26,305	2,685,708
LANXESS AG	47,516	2,864,239
Merck KGaA	70,987	7,306,172
MTU Aero Engines AG	28,145	7,097,748
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	40,380	9,792,088
Puma SE	43,513	3,064,296
QIAGEN NV(a)	124,994	4,798,523
SAP SE	535,034	66,552,356
Siemens AG,Registered	416,462	45,900,544
Siemens Healthineers AG(c)	83,076	3,497,766
Symrise AG	69,983	6,517,150
thyssenkrupp AG(b)	236,251	3,074,959
United Internet AG,Registered(d)	66,241	1,996,486
Wirecard AG	63,923	10,789,653
Zalando SE(a)(c)	68,020	3,156,570

		332,812,661

Hong Kong —3.8%
AIA Group Ltd.	6,574,600	67,947,360

Security	Shares	Value

Hong Kong (continued)
BeiGene Ltd., ADR(a)	19,457	$2,672,224
Dairy Farm International Holdings Ltd.	119,500	896,250
Galaxy Entertainment Group Ltd.	1,177,000	8,119,419
Hong Kong & China Gas Co. Ltd.	5,554,310	12,303,649
Hong Kong Exchanges &Clearing Ltd.	640,400	21,728,719
Kerry Properties Ltd.	124,500	470,778
Link REIT	1,144,500	13,363,393
Melco Resorts & Entertainment Ltd., ADR	112,577	2,529,605
MGM China Holdings Ltd.(b)	470,800	779,464
Shangri-La Asia Ltd.	660,666	807,697
Swire Pacific Ltd., Class A	135,500	1,552,696
Swire Properties Ltd.	629,600	2,288,241
Techtronic Industries Co. Ltd.	747,500	5,619,691
Vitasoy International Holdings Ltd.	402,000	1,902,694
WH Group Ltd.(c)	5,188,500	5,110,353
Wheelock &Co. Ltd.	155,000	982,128
Wynn Macau Ltd.	859,200	1,960,336

		151,034,697

Ireland — 0.8%
CRH PLC	447,313	14,941,146
Kerry Group PLC, Class A	86,378	10,136,660
Kingspan Group PLC	82,376	4,063,082
Smurfit Kappa Group PLC	122,873	3,901,729

		33,042,617

Israel — 0.6%
Check Point Software Technologies Ltd.(a)(b)	67,942	7,606,107
CyberArk Software Ltd.(a)	20,232	2,809,820
Elbit Systems Ltd.	13,082	2,112,932
Israel Discount Bank Ltd., Class A	316,589	1,381,552
Mizrahi Tefahot Bank Ltd.(a)	75,668	1,828,461
Nice Ltd.(a)	33,284	5,129,328
Wix.com Ltd.(a)	25,005	3,713,743

		24,581,943

Italy —1.1%
CNH Industrial NV	564,733	5,768,369
Davide Campari-Milano SpA	321,637	3,015,291
Ferrari NV	66,672	10,811,977
Fiat Chrysler Automobiles NV	383,782	5,143,016
FinecoBank Banca Fineco SpA	322,430	3,228,069
Leonardo SpA	190,429	2,340,741
Moncler SpA	99,235	4,106,847
Pirelli & C SpA(c)	227,416	1,353,127
Prysmian SpA	134,655	2,799,097
Recordati SpA	57,277	2,584,687
Tenaris SA	126,996	1,609,809

		42,761,030

Japan — 23.3%
ABC-Mart Inc.	16,100	1,023,164
Acom Co. Ltd.	214,800	763,645
Advantest Corp.	108,500	4,267,050
Aeon Co. Ltd.	177,800	3,098,297
Aeon Mall Co. Ltd.	36,110	557,739
Ajinomoto Co. Inc.	236,800	4,268,180
Alfresa Holdings Corp.	102,200	2,485,933
Alps Alpine Co. Ltd.	115,900	2,134,930
ANA Holdings Inc.	61,000	2,057,398
Asahi Group Holdings Ltd.	197,900	8,630,500
Asahi Intecc Co. Ltd.	105,000	2,775,501
Astellas Pharma Inc.	1,020,500	14,601,398

10	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Bandai Namco Holdings Inc.	108,600	$5,901,358
Benesse Holdings Inc.	38,900	916,833
Calbee Inc.	43,800	1,246,530
Casio Computer Co. Ltd.	106,100	1,217,597
Chubu Electric Power Co. Inc.	175,400	2,486,213
Chugai Pharmaceutical Co. Ltd.	122,400	8,793,184
Chugoku Electric Power Co. Inc. (The)	75,700	947,514
Coca-Cola Bottlers Japan Holdings Inc.	23,500	582,874
CyberAgent Inc.	56,100	2,283,785
Daifuku Co. Ltd.	53,300	2,950,338
Daiichi Sankyo Co. Ltd.	200,500	12,274,681
Daikin Industries Ltd.	135,600	16,966,392
Daito Trust Construction Co. Ltd.	39,500	5,120,539
Daiwa House Industry Co. Ltd.	107,700	3,085,929
Disco Corp.	15,200	2,832,107
East Japan Railway Co.	165,600	15,259,756
Eisai Co. Ltd.	137,500	7,479,392
FamilyMart UNY Holdings Co. Ltd.	146,300	3,139,572
FANUC Corp.	36,900	6,637,412
Fast Retailing Co. Ltd.	31,700	19,138,245
FUJIFILM Holdings Corp.	195,900	9,347,989
Fujitsu Ltd.	107,600	8,466,284
GMO Payment Gateway Inc.(b)	22,100	1,622,261
Hakuhodo DY Holdings Inc.	125,600	1,987,389
Hamamatsu Photonics KK	76,300	2,856,638
Hankyu Hanshin Holdings Inc.	61,000	2,154,594
Hikari Tsushin Inc.	10,900	2,420,437
Hirose Electric Co. Ltd.	6,200	654,976
Hisamitsu Pharmaceutical Co. Inc.	9,900	401,653
Hitachi Chemical Co. Ltd.	25,200	695,829
Hitachi High-Technologies Corp.	37,100	1,896,431
Hitachi Ltd.	341,700	12,248,643
Hoshizaki Corp.	28,700	2,040,654
Hoya Corp.	206,900	16,016,528
Hulic Co. Ltd.	166,100	1,434,969
Isuzu Motors Ltd.	104,300	1,163,799
Itochu Techno-Solutions Corp.	52,200	1,351,455
Japan Airport Terminal Co. Ltd.	21,900	913,719
Japan Exchange Group Inc.	273,900	4,043,856
JGC Corp.	111,500	1,463,389
Kajima Corp.	122,100	1,583,392
Kakaku.com Inc.	73,100	1,532,356
Kaneka Corp.	26,400	988,404
Kansai Paint Co. Ltd.	95,500	1,896,367
Kao Corp.	266,400	19,577,302
Kawasaki Heavy Industries Ltd.	38,500	843,933
Keihan Holdings Co. Ltd.	52,100	2,125,747
Keikyu Corp.	118,800	2,008,904
Keio Corp.	55,411	3,449,950
Keisei Electric Railway Co. Ltd.	69,900	2,584,835
Keyence Corp.	49,574	28,824,376
Kikkoman Corp.	78,300	3,587,773
Kintetsu Group Holdings Co. Ltd.	60,200	2,872,079
Kirin Holdings Co. Ltd.	447,800	9,774,681
Kobayashi Pharmaceutical Co. Ltd.	26,500	1,903,753
Koito Manufacturing Co. Ltd.	57,900	2,927,663
Konami Holdings Corp.	49,500	2,115,404
Kose Corp.	18,000	3,085,241
Kubota Corp.	369,600	5,761,437
Kurita Water Industries Ltd.	53,200	1,356,275

Security	Shares	Value

Japan (continued)
Kyocera Corp.	174,500	$10,752,061
Kyowa Kirin Co. Ltd.	132,100	2,193,657
Kyushu Electric Power Co. Inc.	72,100	719,174
Lawson Inc.	27,000	1,355,284
LINE Corp.(a)	38,800	1,241,814
Lion Corp.	124,100	2,453,997
M3 Inc.	232,300	4,741,209
Makita Corp.	120,700	3,996,468
Marui Group Co. Ltd.	36,100	785,339
McDonald’s Holdings Co. Japan Ltd.	36,500	1,645,568
Medipal Holdings Corp.	34,800	744,879
MEIJI Holdings Co. Ltd.	62,300	4,343,643
Mercari Inc.(a)	40,400	1,090,605
MINEBEA MITSUMI Inc.	208,200	3,606,946
MISUMI Group Inc.	154,000	3,509,058
Mitsubishi Estate Co. Ltd.	643,100	11,917,266
Mitsui Fudosan Co. Ltd.	170,700	3,885,656
MonotaRO Co. Ltd.	67,500	1,489,569
MS&AD Insurance Group Holdings Inc.	129,000	4,254,653
Murata Manufacturing Co. Ltd.	312,400	13,934,637
Nabtesco Corp.	61,000	1,663,560
Nagoya Railroad Co. Ltd. .	99,000	2,739,995
Nexon Co. Ltd.(a)	266,900	4,257,617
NGK Insulators Ltd.	61,500	924,412
Nidec Corp.	121,400	16,453,152
Nintendo Co. Ltd.	61,800	22,824,591
Nippon Building Fund Inc.	255	1,794,336
Nippon Express Co. Ltd.	40,300	2,286,420
Nippon Paint Holdings Co. Ltd.	81,900	3,586,779
Nippon Yusen KK	54,100	908,352
Nissan Chemical Corp.	67,400	2,970,380
Nisshin Seifun Group Inc.	73,500	1,397,905
Nissin Foods Holdings Co. Ltd.	33,300	2,082,496
Nitori Holdings Co. Ltd.	43,200	5,860,797
Nomura Research Institute Ltd.	183,170	3,271,164
NTT Data Corp.	341,600	4,514,815
Obayashi Corp.	123,600	1,179,365
Obic Co. Ltd.	35,300	3,794,161
Odakyu Electric Railway Co. Ltd.	166,600	3,740,924
Oji Holdings Corp.	465,300	2,425,603
Olympus Corp.	631,700	6,940,991
Omron Corp.	106,100	5,120,553
Ono Pharmaceutical Co. Ltd.	207,300	3,786,101
Oracle Corp. Japan	20,100	1,680,939
Oriental Land Co. Ltd./Japan	108,400	14,416,726
Otsuka Corp.	56,300	2,242,666
Otsuka Holdings Co. Ltd.	105,100	3,888,434
Pan Pacific International Holdings Corp.	63,900	4,096,192
Park24 Co. Ltd.	60,900	1,334,387
PeptiDream Inc.(a)(b)	50,600	2,847,488
Persol Holdings Co. Ltd.	97,700	2,390,872
Pigeon Corp.	62,200	2,302,961
Pola Orbis Holdings Inc.	50,100	1,265,708
Rakuten Inc.	466,600	4,795,999
Recruit Holdings Co. Ltd.	645,700	22,111,099
Renesas Electronics Corp.(a)	453,300	2,709,571
Rinnai Corp.	11,800	800,976
Rohm Co. Ltd.	50,900	3,595,699
Ryohin Keikaku Co. Ltd.	12,700	2,272,724
Santen Pharmaceutical Co. Ltd.	197,500	3,203,293

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Secom Co. Ltd.	114,200	$8,994,006
Sega Sammy Holdings Inc.	93,200	1,205,184
Seibu Holdings Inc.	122,200	1,934,716
Sekisui Chemical Co. Ltd.	198,800	2,968,039
Seven & i Holdings Co. Ltd.	408,700	14,033,006
Seven Bank Ltd.	323,600	879,226
SG Holdings Co. Ltd.	78,300	2,081,990
Sharp Corp./Japan(b)	114,600	1,455,523
Shimadzu Corp.	117,800	2,862,136
Shimano Inc.	40,000	5,684,550
Shimizu Corp.	160,500	1,302,330
Shin-Etsu Chemical Co. Ltd.	197,900	20,332,254
Shionogi & Co. Ltd.	148,200	8,267,533
Shiseido Co. Ltd.	217,500	16,117,937
Showa Denko KK	47,600	1,292,423
SMC Corp./Japan	30,900	11,343,993
Softbank Corp.	911,400	12,331,076
SoftBank Group Corp.	898,700	46,584,238
Sohgo Security Services Co. Ltd.	39,400	1,923,279
Sompo Holdings Inc.	182,700	7,626,032
Sony Corp.	691,800	39,312,973
Sony Financial Holdings Inc.	32,900	803,296
Stanley Electric Co. Ltd.	73,100	1,823,208
SUMCO Corp.	67,700	904,122
Sumitomo Dainippon Pharma Co. Ltd.	85,500	1,580,460
Sumitomo Heavy Industries Ltd.	30,000	976,744
Sumitomo Realty & Development Co. Ltd.	181,200	6,637,185
Sundrug Co. Ltd.	36,900	1,028,068
Suntory Beverage & Food Ltd.	74,800	2,986,489
Suzuken Co. Ltd./Aichi Japan	18,900	1,049,662
Suzuki Motor Corp.	200,300	7,875,484
Sysmex Corp.	90,600	6,628,841
Taisei Corp.	114,800	3,986,148
Taisho Pharmaceutical Holdings Co. Ltd.	6,900	529,376
Taiyo Nippon Sanso Corp.	69,900	1,442,744
TDK Corp.	69,900	5,452,940
Terumo Corp.	351,100	10,289,663
Tobu Railway Co. Ltd.	103,900	2,976,090
Toho Co. Ltd./Tokyo	61,500	2,407,322
Toho Gas Co. Ltd.	20,200	773,023
Tokyo Century Corp.	24,800	1,033,571
Tokyo Electron Ltd.	84,600	14,566,862
Tokyu Corp.	271,900	4,788,145
TOTO Ltd.	49,500	1,999,148
Toyo Suisan Kaisha Ltd.	24,300	983,638
Toyoda Gosei Co. Ltd.	17,600	325,821
Trend Micro Inc./Japan	44,600	1,957,347
Tsuruha Holdings Inc.	20,000	2,050,196
Unicharm Corp.	219,900	6,274,466
USS Co. Ltd.	88,900	1,774,315
Welcia Holdings Co. Ltd.	25,400	1,188,414
Yakult Honsha Co. Ltd.	64,500	3,665,347
Yamaha Corp.	78,100	3,711,683
Yamato Holdings Co. Ltd.	166,300	3,283,114
Yamazaki Baking Co. Ltd.	42,800	655,156
Yaskawa Electric Corp.	129,900	4,366,889
Yokogawa Electric Corp.	124,200	2,245,495
ZOZO Inc.	111,400	2,116,677

		922,716,630

Security	Shares	Value

Netherlands — 5.7%
Adyen NV(a)(c)	5,572	$4,262,054
Akzo Nobel NV	123,887	11,786,610
ASML Holding NV	231,542	52,281,598
EXOR NV	29,496	2,067,659
Heineken Holding NV	62,324	6,363,203
Heineken NV	141,108	15,258,486
Koninklijke Ahold Delhaize NV	644,415	14,676,289
Koninklijke DSM NV	98,957	12,428,158
Koninklijke KPN NV	1,943,257	5,584,308
Koninklijke Philips NV	503,815	23,831,855
Koninklijke Vopak NV	37,817	1,877,903
NXP Semiconductors NV	160,741	16,619,012
Unilever NV	792,833	46,193,788
Wolters Kluwer NV	152,314	11,118,083

		224,349,006

New Zealand — 0.3%
a2 Milk Co. Ltd.(a)	398,274	4,736,751
Fisher & Paykel Healthcare Corp. Ltd.	309,299	3,368,265
Ryman Healthcare Ltd.	217,584	1,852,509

		9,957,525

Norway —0.5%
Aker BP ASA	57,458	1,648,695
Equinor ASA	272,415	4,928,834
Mowi ASA	155,089	3,763,169
Norsk Hydro ASA	364,931	1,263,620
Orkla ASA	438,698	3,770,394
Schibsted ASA, Class B	56,535	1,472,864
Yara International ASA	95,599	4,534,839

		21,382,415

Portugal — 0.2%
Galp Energia SGPS SA	272,666	4,276,012
Jeronimo Martins SGPS SA	133,592	2,172,367

		6,448,379

Singapore — 1.3%
CapitaLand Ltd.	1,401,000	3,705,835
City Developments Ltd.(b)	231,900	1,645,354
ComfortDelGro Corp. Ltd.	1,177,900	2,332,475
DBS Group Holdings Ltd.	628,100	12,120,946
Genting Singapore Ltd.	3,254,400	2,187,752
Oversea-Chinese Banking Corp. Ltd.	607,800	5,125,141
SATS Ltd.	371,300	1,307,710
Sembcorp Industries Ltd.(b)	574,300	981,960
Singapore Exchange Ltd.	433,200	2,506,992
Singapore Technologies Engineering Ltd.	914,900	2,834,515
United Overseas Bank Ltd.	442,000	8,526,397
UOL Group Ltd.	252,200	1,354,477
Venture Corp. Ltd.	155,100	1,761,174
Wilmar International Ltd.	1,075,900	3,136,781

		49,527,509

Spain — 1.5%
Aena SME SA(c)	36,941	6,749,450
Amadeus IT Group SA	239,112	18,997,976
Cellnex Telecom SA(c)	105,630	3,985,749
Ferrovial SA	172,174	4,514,500
Grifols SA	161,343	5,263,430
Industria de Diseno Textil SA	592,099	17,819,335
Siemens Gamesa Renewable Energy SA	64,840	915,044

		58,245,484

12	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden — 3.1%
Alfa Laval AB	170,733	$3,223,107
Assa Abloy AB, Class B	547,042	12,710,701
Atlas Copco AB, Class A	362,731	11,230,003
Atlas Copco AB, Class B	215,715	5,954,387
Boliden AB	149,557	3,430,575
Electrolux AB, Series B	130,847	3,058,005
Epiroc AB, Class A	357,999	3,959,460
Epiroc AB, Class B	212,705	2,230,563
Essity AB, Class B	331,314	9,946,517
Hexagon AB, Class B	141,157	6,915,746
Husqvarna AB, Class B	221,953	1,986,047
L E Lundbergforetagen AB, Class B	40,239	1,504,168
Lundin Petroleum AB	99,668	3,175,030
Millicom International Cellular SA, SDR	35,972	1,862,880
Sandvik AB	614,594	9,555,432
Securitas AB, Class B	168,648	2,637,007
SKF AB, Class B	202,056	3,346,836
Swedish Match AB	95,993	3,701,371
Tele2 AB, Class B	271,625	3,920,139
Telefonaktiebolaget LM Ericsson, Class B	1,670,259	14,816,722
Volvo AB, Class B	807,914	12,148,418

		121,313,114

Switzerland — 13.5%
Alcon Inc.(a)	235,864	13,818,295
Barry Callebaut AG, Registered	1,180	2,323,050
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	576	4,264,727
Chocoladefabriken Lindt & Spruengli AG, Registered	56	4,655,354
Cie. Financiere Richemont SA, Registered	284,526	24,543,960
Clariant AG, Registered	105,844	1,949,026
Coca-Cola HBC AG	112,129	3,893,726
Credit Suisse Group AG, Registered	919,106	11,168,530
Dufry AG, Registered	23,443	2,075,297
EMS-Chemie Holding AG, Registered	4,543	2,858,878
Geberit AG, Registered	20,181	9,366,838
Givaudan SA, Registered	5,001	13,366,309
Julius Baer Group Ltd.	122,065	5,257,426
Kuehne + Nagel International AG, Registered	19,093	2,830,200
LafargeHolcim Ltd., Registered	171,670	8,488,128
Lonza Group AG, Registered	40,543	13,977,097
Nestle SA, Registered	1,667,485	178,033,499
Novartis AG, Registered	766,561	70,817,848
Partners Group Holding AG	10,166	8,155,391
Roche Holding AG, NVS	382,588	103,047,566
Schindler Holding AG, Participation Certificates, NVS	21,955	5,105,092
Schindler Holding AG, Registered	10,955	2,480,920
SGS SA, Registered	2,887	7,173,758
Sika AG, Registered	69,681	10,135,418
Sonova Holding AG, Registered	30,393	7,045,650
Straumann Holding AG, Registered	5,571	4,574,973
Swatch Group AG (The), Bearer	15,936	4,664,902
Temenos AG, Registered	34,780	6,186,624
Vifor Pharma AG	24,493	3,654,158

		535,912,640

United Kingdom — 11.0%
Ashtead Group PLC	259,746	7,229,200
Associated British Foods PLC	192,962	5,717,792
AstraZeneca PLC	689,254	59,591,823
Auto Trader Group PLC(c)	514,284	3,411,797

Security	Shares		Value

United Kingdom (continued)
Berkeley Group Holdings PLC	33,335		$1,582,885
Bunzl PLC	180,288		4,746,205
Burberry Group PLC	221,976		6,139,930
Carnival PLC	58,165		2,637,282
Coca-Cola European Partners PLC	128,994		7,130,788
Compass Group PLC	863,450		22,022,551
Croda International PLC	69,843		4,009,144
DCC PLC	52,944		4,513,276
Diageo PLC	1,316,207		55,496,482
Experian PLC	496,065		15,185,174
Ferguson PLC	126,661		9,559,754
Fresnillo PLC	117,358		863,631
G4S PLC	844,538		1,980,809
Halma PLC	206,511		5,031,963
Hargreaves Lansdown PLC	154,069		3,961,647
InterContinental Hotels Group PLC	93,080		6,518,049
Intertek Group PLC	87,850		6,139,979
John Wood Group PLC	185,366		1,205,218
Johnson Matthey PLC	104,841		4,127,179
London Stock Exchange Group PLC	170,157		13,805,191
Melrose Industries PLC	2,666,242		6,103,321
Merlin Entertainments PLC(c)	379,407		2,097,511
Mondi PLC	264,162		5,833,479
NMC Health PLC(b)	56,390		1,708,217
Ocado Group PLC(a)	160,718		2,451,034
Reckitt Benckiser Group PLC	384,854		30,027,069
RELX PLC	1,068,354		25,554,640
Rentokil Initial PLC	1,005,965		5,358,131
Rolls-Royce Holdings PLC	926,246		9,776,306
RSA Insurance Group PLC	549,024		3,768,648
Sage Group PLC (The)	595,527		5,250,191
Segro PLC	205,033		1,918,545
Smith & Nephew PLC	476,171		10,838,857
Smiths Group PLC	137,791		2,770,353
Spirax-Sarco Engineering PLC	40,042		4,410,198
St. James’s Place PLC	288,952		3,481,465
Standard Chartered PLC	535,546		4,438,112
Tesco PLC	5,340,670		14,602,447
Unilever PLC	604,336		36,669,679
Weir Group PLC (The)	70,579		1,293,715
Whitbread PLC	72,762		4,029,697

			434,989,364

United States — 0.0%
International Flavors & Fragrances Inc.	0(e	)	13

Total Common Stocks — 99.3% (Cost: $3,383,940,772)			3,925,955,112

Preferred Stocks

Germany —0.3%
Fuchs Petrolub SE, Preference Shares, NVS	36,149		1,406,275
Henkel AG & Co. KGaA, Preference Shares, NVS	62,994		6,539,621
Sartorius AG, Preference Shares, NVS.	19,333		3,990,802

			11,936,698

Total Preferred Stocks — 0.3% (Cost: $11,704,785)			11,936,698

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(f)(g)(h)	23,018,246	$23,029,755
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(f)(g)	1,176,000	1,176,000
		24,205,755

Total Short-Term Investments — 0.6% (Cost: $24,199,534)		24,205,755

Total Investments in Securities — 100.2% (Cost: $3,419,845,091)		3,962,097,565

Other Assets, Less Liabilities — (0.2)%		(6,404,109)

Net Assets — 100.0%		$3,955,693,456

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Rounds to less than 1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	14,642,717	8,375,529	23,018,246	$23,029,755	$401,962	(b)	$8,652		$3,434
BlackRock Cash Funds: Treasury, SL Agency Shares	1,217,357	(41,357)	1,176,000	1,176,000	42,847		—		—

				$24,205,755	$444,809		$8,652		$3,434

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	230	09/20/19	$8,866	$160,801
FTSE 100 Index	43	09/20/19	3,968	80,938
TOPIX Index	32	09/12/19	4,615	22,026

				$263,765

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$263,765

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

14	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Growth ETF

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(907,349)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$179,498

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$17,613,108

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,925,955,112	$—	$—	$3,925,955,112
Preferred Stocks	11,936,698	—	—	11,936,698
Money Market Funds	24,205,755	—	—	24,205,755

	$3,962,097,565	$—	$—	$3,962,097,565

Derivative financial instruments(a)
Assets
Futures Contracts	$263,765	$—	$—	$263,765

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments July 31, 2019	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.3%
Alumina Ltd.	1,996,765	$3,220,473
AMP Ltd.	2,410,524	2,974,003
Aurizon Holdings Ltd.	1,622,578	6,441,766
AusNet Services	1,572,092	1,923,327
Australia & New Zealand Banking Group Ltd.	2,344,202	45,095,349
Bank of Queensland Ltd.	327,262	2,104,525
Bendigo & Adelaide Bank Ltd.	397,319	3,146,562
BHP Group Ltd.	2,418,443	67,943,344
BHP Group PLC	1,729,724	42,024,584
BlueScope Steel Ltd.	215,579	1,945,015
Boral Ltd.	955,009	3,396,519
Challenger Ltd.	442,925	2,164,479
Coles Group Ltd.(a)	461,867	4,520,455
Commonwealth Bank of Australia	725,318	41,143,874
Fortescue Metals Group Ltd.	1,130,978	6,493,458
Harvey Norman Holdings Ltd.	447,804	1,354,969
Lendlease Group	458,423	4,597,336
National Australia Bank Ltd.	2,274,515	44,695,408
Orica Ltd.	155,295	2,335,550
Rio Tinto Ltd.	305,524	20,826,607
Scentre Group	4,340,199	11,936,017
South32 Ltd.	4,124,911	8,927,320
Stockland	1,962,064	6,180,253
Telstra Corp. Ltd.	3,387,482	9,269,246
TPG Telecom Ltd.	117,566	565,606
Vicinity Centres	2,655,313	4,776,757
Wesfarmers Ltd.	931,546	25,162,655
Westpac Banking Corp.	2,830,260	55,889,194
Woodside Petroleum Ltd.	775,354	18,544,127

		449,598,778

Austria — 0.4%
Erste Group Bank AG	245,069	8,851,571
OMV AG	122,028	6,156,086
Raiffeisen Bank International AG	118,731	2,805,179
voestalpine AG	93,877	2,512,724

		20,325,560

Belgium — 0.7%
Ageas	151,677	8,219,250
Groupe Bruxelles Lambert SA	65,915	6,273,356
KBC Group NV	203,576	13,209,831
Proximus SADP	123,642	3,553,081
Solvay SA	62,013	6,411,543

		37,667,061

Denmark — 0.3%
AP Moller - Maersk A/S, Class A	1,112	1,197,945
AP Moller - Maersk A/S, Class B, NVS	1,890	2,138,373
Danske Bank A/S	556,870	8,324,010
Pandora A/S	55,692	2,157,378

		13,817,706

Finland — 1.6%
Elisa OYJ	74,642	3,530,359
Fortum OYJ	179,438	4,155,554
Nokia OYJ	4,632,755	25,168,990
Nokian Renkaat OYJ	103,082	2,980,615
Nordea Bank Abp	2,502,163	16,171,342
Orion OYJ, Class B	56,259	1,942,428
Sampo OYJ, Class A	361,893	15,178,433

Security	Shares	Value

Finland (continued)
Stora Enso OYJ, Class R	471,588	$5,479,063
UPM-Kymmene OYJ	441,504	12,018,897

		86,625,681

France — 10.0%
Amundi SA(b)	48,933	3,399,676
Arkema SA	27,853	2,533,641
AXA SA	1,587,867	40,485,614
BNP Paribas SA	920,275	43,219,061
Bollore SA	381,140	1,651,614
Bouygues SA	181,172	6,531,592
Carrefour SA	484,050	9,380,271
Casino Guichard Perrachon SA(c)	43,896	1,632,385
Cie. de Saint-Gobain	403,982	15,632,572
Cie. Generale des Etablissements Michelin SCA	49,410	5,526,064
CNP Assurances	141,203	2,939,928
Covivio	37,769	3,883,502
Credit Agricole SA	940,382	11,286,887
Electricite de France SA	490,857	6,129,223
Engie SA	1,494,688	23,165,459
Eutelsat Communications SA	145,446	2,804,793
Faurecia SE	21,844	1,045,807
Gecina SA	38,019	5,866,986
ICADE	25,071	2,191,253
Imerys SA	28,714	1,209,751
Klepierre SA	167,897	5,204,312
Natixis SA	772,518	3,132,562
Orange SA	1,632,235	24,397,656
Peugeot SA	169,453	4,029,968
Publicis Groupe SA	173,375	8,630,625
Renault SA	157,516	8,863,618
Sanofi	919,752	77,274,938
Schneider Electric SE	225,411	19,595,937
SCOR SE	67,968	2,815,131
SES SA	297,534	4,955,863
Societe BIC SA	20,792	1,456,123
Societe Generale SA	627,812	15,521,422
Suez	280,457	4,146,823
TOTAL SA	1,952,556	102,252,933
Unibail-Rodamco-Westfield	103,751	13,977,477
Unibail-Rodamco-Westfield, New	9,776	1,317,036
Valeo SA(c)	196,669	6,218,783
Veolia Environnement SA	218,421	5,556,889
Vinci SA	416,896	43,279,389

		543,143,564

Germany —7.7%
1&1 Drillisch AG(c)	42,812	1,301,306
Allianz SE, Registered	226,940	53,162,808
BASF SE	754,277	50,833,810
Bayer AG, Registered	764,264	49,992,217
Bayerische Motoren Werke AG	278,358	20,712,203
Commerzbank AG	278,446	1,910,664
Continental AG	90,596	12,632,904
Covestro AG(b)	141,990	6,499,147
Daimler AG,Registered	754,515	39,395,403
Delivery Hero SE(a)(b)	45,647	2,214,882
Deutsche Bank AG, Registered(c)	1,622,326	12,716,334
Deutsche Lufthansa AG, Registered	193,026	3,089,405
Deutsche Post AG, Registered	807,184	26,521,182
Deutsche Telekom AG, Registered	2,738,765	45,374,184

16	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Deutsche Wohnen SE	101,626	$3,758,855
Evonik Industries AG	151,019	4,365,032
Hannover Rueck SE	48,573	7,663,301
HeidelbergCement AG	120,361	8,793,730
Innogy SE	68,180	2,880,845
Innogy SE, New(b)	7,668	371,469
METRO AG(c)	146,842	2,288,914
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	60,552	14,683,767
RTL Group SA	32,486	1,611,731
RWE AG	445,985	12,145,848
Telefonica Deutschland Holding AG	753,553	1,913,772
TUI AG	356,465	3,568,609
Uniper SE	163,500	5,088,042
Volkswagen AG	26,899	4,633,163
Vonovia SE	403,082	19,863,507

		419,987,034

Hong Kong — 4.0%
ASM Pacific Technology Ltd.	230,500	2,716,389
Bank of East Asia Ltd. (The)	1,055,200	3,059,957
BOC Hong Kong Holdings Ltd.	3,170,500	12,191,271
CK Asset Holdings Ltd.	2,181,000	16,536,025
CK Hutchison Holdings Ltd.	2,221,000	20,896,620
CK Infrastructure Holdings Ltd.	536,500	4,170,470
CLP Holdings Ltd.	1,384,500	15,077,942
Dairy Farm International Holdings Ltd.	86,500	648,750
Hang Lung Properties Ltd.	1,587,088	3,754,886
Hang Seng Bank Ltd.	616,800	14,726,800
Henderson Land Development Co. Ltd.	1,269,794	6,610,216
HK Electric Investments & HK Electric Investments Ltd.	2,015,000	2,043,856
HKT Trust & HKT Ltd.	3,045,000	4,870,195
Hongkong Land Holdings Ltd.	949,800	5,812,776
Hysan Development Co. Ltd.	576,000	2,755,682
Jardine Matheson Holdings Ltd.	179,800	10,948,022
Jardine Strategic Holdings Ltd.	168,000	5,796,000
Kerry Properties Ltd.	379,000	1,433,130
MTR Corp. Ltd.	1,287,000	8,475,434
New World Development Co. Ltd.	4,965,000	7,040,394
NWS Holdings Ltd.	1,327,000	2,475,019
PCCW Ltd.	3,511,000	2,004,902
Power Assets Holdings Ltd.	1,152,500	8,266,952
Sands China Ltd.	1,990,800	9,689,633
Sino Land Co. Ltd.	2,638,000	4,300,116
SJM Holdings Ltd.	1,520,000	1,669,924
Sun Hung Kai Properties Ltd.	1,306,500	21,179,991
Swire Pacific Ltd., Class A	211,000	2,417,852
Wharf Holdings Ltd. (The)	1,058,419	2,587,941
Wharf Real Estate Investment Co. Ltd.	1,058,419	6,719,992
Wheelock & Co. Ltd.	451,000	2,857,676
Yue Yuen Industrial Holdings Ltd.	674,000	1,889,945

		215,624,758

Ireland — 0.2%
AIB Group PLC	679,196	2,344,271
Bank of Ireland Group PLC	809,494	3,605,162
Flutter Entertainment PLC	67,349	5,367,524
Irish Bank Resolution Corp. Ltd.(a)(d)	246,432	3

		11,316,960

Israel — 0.6%
Azrieli Group Ltd.	35,400	2,502,468

Security	Shares	Value

Israel (continued)
Bank Hapoalim BM	951,415	$7,261,651
Bank Leumi Le-Israel BM	1,245,129	9,140,228
Israel Chemicals Ltd.	581,273	3,164,928
Israel Discount Bank Ltd., Class A	495,145	2,160,746
Teva Pharmaceutical Industries Ltd., ADR(a)	890,838	7,064,345

		31,294,366

Italy —3.5%
Assicurazioni Generali SpA	895,970	16,799,126
Atlantia SpA	405,387	10,498,582
Enel SpA	6,656,207	45,940,909
Eni SpA	2,086,374	32,995,442
Fiat Chrysler Automobiles NV	309,729	4,150,641
Intesa Sanpaolo SpA	12,172,942	26,569,989
Mediobanca Banca di Credito Finanziario SpA	510,330	5,144,495
Poste Italiane SpA(b)	432,073	4,647,136
Snam SpA	1,714,961	8,475,992
Telecom Italia SpA/Milano(a)	7,654,793	4,351,764
Tenaris SA	197,519	2,503,762
Terna Rete Elettrica Nazionale SpA	1,165,726	7,143,746
UniCredit SpA	1,642,196	19,483,650

		188,705,234

Japan — 24.5%
Aeon Co. Ltd.	259,200	4,516,752
AEON Financial Service Co. Ltd.	107,300	1,743,285
Aeon Mall Co. Ltd.	29,900	461,822
AGC Inc./Japan	152,500	4,705,273
Air Water Inc.	124,800	2,054,042
Aisin Seiki Co. Ltd.	132,600	4,329,422
Amada Holdings Co. Ltd.	272,400	3,030,709
Aozora Bank Ltd.	104,500	2,404,246
Asahi Kasei Corp.	1,024,600	10,503,153
Bank of Kyoto Ltd. (The)	45,200	1,763,039
Bridgestone Corp.	460,100	17,374,257
Brother Industries Ltd.	172,000	3,081,188
Canon Inc.	835,300	22,852,946
Central Japan Railway Co.	120,500	24,327,516
Chiba Bank Ltd. (The)	466,400	2,319,650
Chubu Electric Power Co. Inc.	274,500	3,890,910
Chugoku Electric Power Co. Inc. (The)	115,300	1,443,175
Coca-Cola Bottlers Japan Holdings Inc.	62,600	1,552,676
Concordia Financial Group Ltd.	887,100	3,145,600
Credit Saison Co. Ltd.	138,000	1,691,715
Dai Nippon Printing Co. Ltd.	201,700	4,261,569
Daicel Corp.	193,300	1,648,591
Dai-ichi Life Holdings Inc.	866,100	12,818,998
Daiichi Sankyo Co. Ltd.	166,700	10,205,433
Daiwa House Industry Co. Ltd.	303,500	8,696,187
Daiwa House REIT Investment Corp.	1,555	3,816,786
Daiwa Securities Group Inc.	1,304,700	5,665,817
Denso Corp.	359,200	15,343,952
Dentsu Inc.	180,800	6,028,054
Electric Power Development Co. Ltd.	131,920	2,973,136
FANUC Corp.	106,100	19,084,808
Fuji Electric Co. Ltd.	99,700	3,089,942
Fukuoka Financial Group Inc.	144,100	2,657,041
Hankyu Hanshin Holdings Inc.	107,300	3,789,965
Hino Motors Ltd.	211,300	1,706,747
Hirose Electric Co. Ltd.	18,690	1,974,435
Hisamitsu Pharmaceutical Co. Inc.	28,900	1,172,503

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Hitachi Chemical Co. Ltd.	57,200	$1,579,421
Hitachi Construction Machinery Co. Ltd.	86,500	2,057,039
Hitachi Ltd.	283,400	10,158,810
Hitachi Metals Ltd.	171,000	1,817,490
Honda Motor Co. Ltd.	1,329,800	33,197,540
Idemitsu Kosan Co. Ltd.	157,983	4,394,277
IHI Corp.	124,700	2,993,030
Iida Group Holdings Co. Ltd.	107,700	1,779,542
Inpex Corp.	834,600	7,389,371
Isetan Mitsukoshi Holdings Ltd.	255,700	2,044,187
Isuzu Motors Ltd.	295,600	3,298,360
ITOCHU Corp.	1,086,800	20,840,134
J Front Retailing Co. Ltd.	194,000	2,296,017
Japan Airlines Co. Ltd.	104,500	3,298,379
Japan Post Bank Co. Ltd.	295,000	2,874,603
Japan Post Holdings Co. Ltd.	1,284,400	12,634,024
Japan Prime Realty Investment Corp.	658	2,918,047
Japan Real Estate Investment Corp.	1,152	7,225,531
Japan Retail Fund Investment Corp.	2,127	4,286,324
Japan Tobacco Inc.	974,600	21,718,118
JFE Holdings Inc.	405,000	5,399,378
JSR Corp.	159,300	2,654,144
JTEKT Corp.	172,000	2,056,238
JXTG Holdings Inc.	2,637,250	12,501,889
Kajima Corp.	188,100	2,439,280
Kamigumi Co. Ltd.	86,400	1,997,366
Kansai Electric Power Co. Inc. (The)	563,700	6,988,167
Kawasaki Heavy Industries Ltd.	59,300	1,299,876
KDDI Corp.	1,450,900	38,131,643
Kintetsu Group Holdings Co. Ltd.	57,600	2,748,036
Kobe Steel Ltd.	260,100	1,686,488
Komatsu Ltd.	771,200	17,370,201
Konica Minolta Inc.	349,400	2,928,427
Kubota Corp.	288,400	4,495,667
Kuraray Co. Ltd.	261,500	3,121,382
Kyushu Electric Power Co. Inc.	205,800	2,052,787
Kyushu Railway Co.	134,800	3,861,184
LIXIL Group Corp.	217,300	3,782,611
Marubeni Corp.	1,269,300	8,300,281
Marui Group Co. Ltd.	103,900	2,260,297
Maruichi Steel Tube Ltd.	49,700	1,315,568
Mazda Motor Corp.	470,100	4,671,774
Mebuki Financial Group Inc.	738,420	1,829,473
Medipal Holdings Corp.	109,300	2,339,518
Mitsubishi Chemical Holdings Corp.	1,060,800	7,587,541
Mitsubishi Corp.	1,102,300	29,812,608
Mitsubishi Electric Corp.	1,503,100	19,831,368
Mitsubishi Gas Chemical Co. Inc.	113,700	1,526,821
Mitsubishi Heavy Industries Ltd.	262,100	10,882,310
Mitsubishi Materials Corp.	86,400	2,391,269
Mitsubishi Motors Corp.	526,500	2,337,306
Mitsubishi Tanabe Pharma Corp.	200,300	2,282,027
Mitsubishi UFJ Financial Group Inc.	10,026,100	48,406,002
Mitsubishi UFJ Lease & Finance Co. Ltd.	322,700	1,726,813
Mitsui & Co. Ltd.	1,349,600	22,113,179
Mitsui Chemicals Inc.	161,000	3,718,978
Mitsui Fudosan Co. Ltd.	454,600	10,348,090
Mitsui OSK Lines Ltd.	90,100	2,229,783
Mizuho Financial Group Inc.	19,642,700	27,933,068
MS&AD Insurance Group Holdings Inc.	199,408	6,576,837

Security	Shares	Value

Japan (continued)
NEC Corp.	217,800	$8,986,820
NGK Insulators Ltd.	141,800	2,131,408
NGK Spark Plug Co. Ltd.	131,500	2,526,447
NH Foods Ltd.	72,500	2,707,691
Nikon Corp.	259,200	3,528,414
Nippon Building Fund Inc.	735	5,171,909
Nippon Electric Glass Co. Ltd.	66,900	1,512,682
Nippon Prologis REIT Inc.	1,513	3,646,807
Nippon Steel Corp.	642,400	10,155,925
Nippon Telegraph & Telephone Corp.	538,000	24,389,003
Nippon Yusen KK	53,400	896,599
Nissan Motor Co. Ltd.	1,885,600	12,344,319
Nisshin Seifun Group Inc.	49,130	934,409
Nitto Denko Corp.	131,200	6,513,175
Nomura Holdings Inc.	2,725,600	8,625,523
Nomura Real Estate Holdings Inc.	104,500	2,133,792
Nomura Real Estate Master Fund Inc.	3,049	4,855,373
NSK Ltd.	304,400	2,598,930
NTT DOCOMO Inc.	1,079,900	26,009,104
Obayashi Corp.	352,300	3,361,573
ORIX Corp.	1,063,500	15,295,006
Osaka Gas Co. Ltd.	304,500	5,620,244
Otsuka Holdings Co. Ltd.	152,100	5,627,315
Panasonic Corp.	1,784,500	15,198,040
Resona Holdings Inc.	1,704,400	6,976,149
Ricoh Co. Ltd.	518,500	4,785,052
Rinnai Corp.	5,800	393,700
Sankyo Co. Ltd.	37,800	1,309,031
SBI Holdings Inc./Japan	197,600	4,538,931
Seiko Epson Corp.	216,100	3,204,430
Sekisui House Ltd.	518,400	8,763,741
Shimamura Co. Ltd.	19,200	1,365,176
Shimizu Corp.	223,000	1,809,468
Shinsei Bank Ltd.	134,800	2,048,538
Shizuoka Bank Ltd. (The)	356,500	2,469,150
Showa Denko KK	39,900	1,083,354
Sony Financial Holdings Inc.	81,400	1,987,487
Subaru Corp.	497,300	11,654,431
SUMCO Corp.	116,400	1,554,502
Sumitomo Chemical Co. Ltd.	1,215,100	5,595,671
Sumitomo Corp.	980,700	14,664,209
Sumitomo Electric Industries Ltd.	601,600	7,502,338
Sumitomo Heavy Industries Ltd.	57,600	1,875,349
Sumitomo Metal Mining Co. Ltd.	200,300	5,746,576
Sumitomo Mitsui Financial Group Inc.	1,106,700	38,804,577
Sumitomo Mitsui Trust Holdings Inc.	285,205	9,808,478
Sumitomo Rubber Industries Ltd.	138,000	1,516,316
Suzuken Co. Ltd./Aichi Japan	29,360	1,630,585
T&D Holdings Inc.	442,500	4,996,592
Taiheiyo Cement Corp.	104,500	2,959,590
Taisho Pharmaceutical Holdings Co. Ltd.	23,500	1,802,947
Takeda Pharmaceutical Co. Ltd.	1,214,169	40,649,360
Teijin Ltd.	141,700	2,467,923
THK Co. Ltd.	90,400	2,309,644
Toho Gas Co. Ltd.	36,300	1,389,146
Tohoku Electric Power Co. Inc.	348,000	3,496,827
Tokio Marine Holdings Inc.	536,900	28,665,985
Tokyo Electric Power Co. Holdings Inc.(a)	1,256,800	6,077,090
Tokyo Gas Co. Ltd.	294,300	7,376,813
Tokyu Fudosan Holdings Corp.	482,000	2,810,094

18	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Toppan Printing Co. Ltd.	201,800	$3,304,632
Toray Industries Inc.	1,156,400	8,018,914
Toshiba Corp.	462,200	14,835,524
Tosoh Corp.	222,300	3,138,714
TOTO Ltd.	38,700	1,562,970
Toyo Seikan Group Holdings Ltd.	118,600	2,085,263
Toyo Suisan Kaisha Ltd.	37,400	1,513,912
Toyoda Gosei Co. Ltd.	21,000	388,764
Toyota Industries Corp.	117,300	6,125,637
Toyota Motor Corp.	1,877,216	121,442,000
Toyota Tsusho Corp.	172,800	5,045,139
Trend Micro Inc./Japan	37,300	1,636,974
United Urban Investment Corp.	2,329	3,949,057
USS Co. Ltd.	56,800	1,133,646
West Japan Railway Co.	137,600	11,327,366
Yahoo Japan Corp.	2,323,800	6,870,272
Yamada Denki Co. Ltd.	517,900	2,294,358
Yamaha Motor Co. Ltd.	224,200	3,960,540
Yamazaki Baking Co. Ltd.	28,900	442,384
Yokohama Rubber Co. Ltd. (The)	85,500	1,583,610

		1,328,380,693

Malta — 0.0%
BGP Holdings PLC(a)(d)	2,256,851	25

Netherlands — 1.5%
ABN AMRO Bank NV, CVA(b)	351,256	7,023,947
Aegon NV	1,477,249	7,363,629
AerCap Holdings NV(a)	106,848	5,826,421
ArcelorMittal	550,529	8,898,937
EXOR NV	46,018	3,225,846
ING Groep NV	3,206,592	35,959,244
NN Group NV	254,559	9,644,984
Randstad NV	96,523	4,894,124

		82,837,132

New Zealand — 0.3%
Auckland International Airport Ltd.	805,405	4,946,232
Fletcher Building Ltd.	715,634	2,342,699
Meridian Energy Ltd.	1,201,919	3,732,318
Spark New Zealand Ltd.	1,512,562	3,973,196

		14,994,445

Norway —0.8%
DNB ASA	789,348	14,268,276
Equinor ASA	423,908	7,669,813
Gjensidige Forsikring ASA	161,487	3,170,954
Mowi ASA	124,012	3,009,099
Norsk Hydro ASA	544,930	1,886,889
Telenor ASA	603,966	12,385,555

		42,390,586

Portugal — 0.1%
EDP - Energias de Portugal SA	2,081,964	7,698,271

Singapore — 1.4%
Ascendas REIT	2,074,000	4,637,346
CapitaLand Commercial Trust	2,165,849	3,260,129
CapitaLand Mall Trust	2,074,700	3,971,878
DBS Group Holdings Ltd.	495,300	9,558,199
Golden Agri-Resources Ltd.(c)	5,988,300	1,290,818
Jardine Cycle & Carriage Ltd.	86,500	2,136,981
Keppel Corp. Ltd.(c)	1,209,600	5,656,673
Oversea-Chinese Banking Corp. Ltd.	1,713,500	14,448,716

Security	Shares	Value

Singapore (continued)
Singapore Airlines Ltd.	437,800	$3,093,439
Singapore Telecommunications Ltd.	6,763,800	16,457,896
Suntec REIT(c)	1,632,600	2,278,518
United Overseas Bank Ltd.	388,300	7,490,497
Yangzijiang Shipbuilding Holdings Ltd.	1,898,900	1,984,163

		76,265,253

Spain — 4.4%
ACS Actividades de Construccion y Servicios SA	215,318	8,774,301
Banco Bilbao Vizcaya Argentaria SA	5,487,178	28,100,290
Banco de Sabadell SA	4,573,097	4,030,578
Banco Santander SA	13,329,531	57,331,157
Bankia SA	994,328	1,984,449
Bankinter SA	548,565	3,584,011
CaixaBank SA	2,966,970	7,383,152
Enagas SA	166,679	3,651,294
Endesa SA	256,248	6,376,599
Ferrovial SA	139,246	3,651,109
Iberdrola SA	4,810,423	45,900,267
Iberdrola SA, New(a)(d)	116,531	1,111,923
Mapfre SA	894,528	2,482,946
Naturgy Energy Group SA	243,706	6,213,736
Red Electrica Corp. SA	368,936	7,024,223
Repsol SA	1,219,169	19,526,522
Siemens Gamesa Renewable Energy SA	97,284	1,372,905
Telefonica SA	3,841,635	29,603,024

		238,102,486

Sweden — 1.7%
Hennes & Mauritz AB, Class B	656,305	11,538,692
ICA Gruppen AB(c)	73,914	3,306,931
Industrivarden AB, Class C	138,444	3,036,398
Investor AB, Class B	369,086	17,721,083
Kinnevik AB, Class B	197,785	5,088,354
Skandinaviska Enskilda Banken AB, Class A	1,348,361	12,798,898
Skanska AB, Class B	277,715	5,232,586
Svenska Handelsbanken AB, Class A	1,257,666	11,431,957
Swedbank AB, Class A	739,969	10,197,266
Telia Co. AB	2,315,974	10,417,254

		90,769,419

Switzerland — 4.7%
ABB Ltd., Registered	1,511,245	28,706,023
Adecco Group AG, Registered	128,939	7,092,947
Baloise Holding AG, Registered	39,383	7,156,567
Credit Suisse Group AG, Registered	753,298	9,153,712
Kuehne + Nagel International AG, Registered	14,938	2,214,295
LafargeHolcim Ltd., Registered	138,076	6,827,091
Novartis AG, Registered	621,398	57,407,132
Pargesa Holding SA, Bearer	30,286	2,285,216
Swatch Group AG (The), Registered	46,208	2,539,106
Swiss Life Holding AG, Registered	28,016	13,625,964
Swiss Prime Site AG, Registered	62,695	5,544,391
Swiss Re AG	250,273	24,410,466
Swisscom AG, Registered	21,423	10,441,008
UBS Group AG, Registered	3,208,692	35,960,038
Zurich Insurance Group AG	124,731	43,655,850

		257,019,806

United Kingdom — 21.9%
3i Group PLC	796,852	10,854,726
Admiral Group PLC	156,892	4,162,947
Anglo American PLC	862,369	21,530,372

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Antofagasta PLC	312,404	$3,592,658
Aviva PLC	3,198,853	15,906,273
BAE Systems PLC	2,614,499	17,562,464
Barclays PLC	14,024,825	26,459,698
Barratt Developments PLC	835,177	6,598,026
Berkeley Group Holdings PLC	48,803	2,317,371
BP PLC	16,616,609	111,029,280
British American Tobacco PLC	1,882,115	68,030,502
British Land Co. PLC (The)	749,971	4,664,975
BT Group PLC	6,896,536	16,313,019
Carnival PLC	48,013	2,176,976
Centrica PLC	4,670,207	4,350,586
Direct Line Insurance Group PLC	1,116,763	4,408,565
easyJet PLC	121,474	1,433,843
Evraz PLC	415,933	3,315,473
GlaxoSmithKline PLC	4,065,538	84,756,267
Glencore PLC	9,102,016	29,695,763
GVC Holdings PLC	466,459	3,378,958
HSBC Holdings PLC	16,437,535	132,173,647
Imperial Brands PLC	781,953	20,058,841
Informa PLC	1,047,810	11,213,344
Investec PLC	554,865	3,194,561
ITV PLC	3,038,444	4,127,810
J Sainsbury PLC	1,450,900	3,493,595
John Wood Group PLC	285,768	1,858,015
Kingfisher PLC	1,731,067	4,714,003
Land Securities Group PLC	582,213	5,676,037
Legal & General Group PLC	4,877,281	15,634,665
Lloyds Banking Group PLC	58,344,036	38,098,618
Marks & Spencer Group PLC	1,615,610	4,112,749
Meggitt PLC	644,773	4,710,112
Micro Focus International PLC	280,095	5,963,430
National Grid PLC	2,788,933	28,832,084
Next PLC	112,685	8,366,936
Ocado Group PLC(a)	129,465	1,974,410
Pearson PLC	649,207	6,925,358
Persimmon PLC	259,638	6,386,889
Prudential PLC	2,121,395	44,106,276
Rio Tinto PLC	933,145	53,678,864
Royal Bank of Scotland Group PLC	3,944,556	10,480,911
Royal Dutch Shell PLC, Class A	3,629,591	115,283,945
Royal Dutch Shell PLC, Class B	3,074,189	97,963,089
Schroders PLC	102,682	3,737,923
Segro PLC	568,027	5,315,170
Severn Trent PLC	195,074	4,812,997
Smiths Group PLC	112,049	2,252,798
SSE PLC	840,152	11,321,112
Standard Chartered PLC	1,495,380	12,392,333
Standard Life Aberdeen PLC	2,037,715	7,455,301
Taylor Wimpey PLC	2,688,729	5,326,804
United Utilities Group PLC	558,721	5,395,019

Security	Shares	Value

United Kingdom (continued)
Vodafone Group PLC	21,931,382	$40,302,315
Weir Group PLC (The)	108,185	1,983,033
Wm Morrison Supermarkets PLC	1,935,979	4,614,198
WPP PLC	1,032,486	12,268,067

		1,188,744,001

Total Common Stocks — 98.6% (Cost: $5,888,434,516)		5,345,308,819

Preferred Stocks

Germany — 0.8%
Bayerische Motoren Werke AG, Preference Shares, NVS	44,254	2,653,318
Henkel AG & Co. KGaA, Preference Shares, NVS	51,678	5,364,869
Porsche Automobil Holding SE, Preference Shares, NVS	124,878	8,297,856
Volkswagen AG, Preference Shares, NVS	151,957	25,537,371

		41,853,414

Italy —0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	4,762,211	2,545,077

Total Preferred Stocks — 0.8% (Cost: $47,304,859)		44,398,491

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(e)(f)(g)	31,234,058	31,249,675
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(e)(f)	1,872,000	1,872,000

		33,121,675

Total Short-Term Investments — 0.6% (Cost: $33,117,214)		33,121,675

Total Investments in Securities — 100.0% (Cost: $5,968,856,589)		5,422,828,985

Other Assets, Less Liabilities — 0.0%		829,583

Net Assets — 100.0%		$5,423,658,568

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

20	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Value ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	21,526,499	9,707,559	31,234,058	$31,249,675	$685,782	(b)	$633		$1,765
BlackRock Cash Funds: Treasury, SL Agency Shares	4,481,065	(2,609,065)	1,872,000	1,872,000	85,686		—		—

				$33,121,675	$771,468		$633		$1,765

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	299	09/20/19	$11,525	$282,282
FTSE 100 Index	136	09/20/19	12,549	263,760
TOPIX Index	69	09/12/19	9,952	64,396

				$610,438

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$610,438

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(170,788)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$112,955

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$38,198,897

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2019	iShares® MSCI EAFE Value ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$5,344,196,868	$—	$1,111,951	$5,345,308,819
Preferred Stocks	44,398,491	—	—	44,398,491
Money Market Funds	33,121,675	—	—	33,121,675

	$5,421,717,034	$—	$1,111,951	$5,422,828,985

Derivative financial instruments(a)
Assets
Futures Contracts	$610,438	$—	$—	$610,438

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

22	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

July 31, 2019

	iShares MSCI EAFE Growth ETF	iShares MSCI EAFE Value ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$3,937,891,810	$5,389,707,310
Affiliated(c)	24,205,755	33,121,675
Cash	306	754
Foreign currency, at value(d)	9,395,719	16,251,016
Foreign currency pledged:
Futures contracts(e)	933,334	1,644,947
Receivables:
Securities lending income — Affiliated	18,564	55,452
Variation margin on futures contracts	7,495	9,252
Dividends	1,907,866	8,744,762
Tax reclaims	5,373,709	7,856,006
Foreign withholding tax claims	337,508	993,961

Total assets	3,980,072,066	5,458,385,135

LIABILITIES
Collateral on securities loaned, at value	23,011,512	31,242,638
Payables:
Variation margin on futures contracts	29,057	92,222
Capital shares redeemed	—	1,510,917
Investment advisory fees	1,334,666	1,870,850
Professional fees	3,375	9,940

Total liabilities	24,378,610	34,726,567

NET ASSETS	$3,955,693,456	$5,423,658,568

NET ASSETS CONSIST OF:
Paid-in capital	$3,722,254,062	$6,136,305,420
Accumulated earnings (loss)	233,439,394	(712,646,852)

NET ASSETS	$3,955,693,456	$5,423,658,568

Shares outstanding	49,200,000	115,200,000

Net asset value	$80.40	$47.08

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$19,294,494	$29,855,626
(b) Investments, at cost — Unaffiliated	$3,395,645,557	$5,935,739,375
(c) Investments, at cost — Affiliated	$24,199,534	$33,117,214
(d) Foreign currency, at cost	$9,448,712	$16,409,770
(e) Foreign currency collateral pledged, at cost	$947,639	$1,669,109

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statement of Operations

Year Ended July 31, 2019

	iShares MSCI EAFE Growth ETF	iShares MSCI EAFE Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$90,971,280	$281,595,171
Dividends — Affiliated	42,847	85,686
Securities lending income — Affiliated — net	401,962	685,782
Foreign taxes withheld	(8,229,597)	(19,904,889)

Total investment income	83,186,492	262,461,750

EXPENSES
Investment advisory fees	14,638,825	22,268,773
Professional fees	959	1,982

Total expenses	14,639,784	22,270,755

Net investment income	68,546,708	240,190,995

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(120,698,984)	(69,938,121)
Investments — Affiliated	8,652	633
In-kind redemptions — Unaffiliated	139,983,472	76,721,213
Futures contracts	(907,349)	(170,788)
Foreign currency transactions	(398,514)	(442,739)

Net realized gain	17,987,277	6,170,198

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	3,135,503	(629,511,493)
Investments — Affiliated	3,434	1,765
Futures contracts	179,498	112,955
Foreign currency translations	(145,921)	(301,438)

Net change in unrealized appreciation (depreciation)	3,172,514	(629,698,211)

Net realized and unrealized gain (loss)	21,159,791	(623,528,013)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,706,499	$(383,337,018)

See notes to financial statements.

24	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Changes in Net Assets

	iShares MSCI EAFE Growth ETF		iShares MSCI EAFE Value ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$68,546,708	$61,052,705	$240,190,995	$228,294,115
Net realized gain	17,987,277	241,645,607	6,170,198	304,202,608
Net change in unrealized appreciation (depreciation)	3,172,514	(30,087,440)	(629,698,211)	(313,727,932)

Net increase (decrease) in net assets resulting from operations	89,706,499	272,610,872	(383,337,018)	218,768,791

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(67,808,258)	(61,676,850)	(243,308,208)	(237,635,990)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	417,418,842	260,024,918	488,532,364	283,763,172

NET ASSETS(b)
Total increase (decrease) in net assets	439,317,083	470,958,940	(138,112,862)	264,895,973
Beginning of year	3,516,376,373	3,045,417,433	5,561,771,430	5,296,875,457

End of year	$3,955,693,456	$3,516,376,373	$5,423,658,568	$5,561,771,430

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI EAFE Growth ETF

	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17		Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$80.65	$75.38	$68.12		$71.43	$70.68

Net investment income(a)	1.42	1.41	1.24	(b)	1.32	1.40
Net realized and unrealized gain (loss)(c)	(0.29)	5.19	7.30		(3.36)	0.72

Net increase (decrease) from investment operations	1.13	6.60	8.54		(2.04)	2.12

Distributions(d)
From net investment income	(1.38)	(1.33)	(1.28)		(1.27)	(1.37)

Total distributions	(1.38)	(1.33)	(1.28)		(1.27)	(1.37)

Net asset value, end of year	$80.40	$80.65	$75.38		$68.12	$71.43

Total Return
Based on net asset value	1.52%	8.79%	12.66	%(b)	(2.78)%	3.06%

Ratios to Average Net Assets
Total expenses	0.40%	0.40%	0.40%		0.40%	0.40%

Total expenses excluding professional fees for foreign withholding tax claims	0.40%	N/A	0.40%		N/A	N/A

Net investment income	1.86%	1.77%	1.80	%(b)	2.01%	2.01%

Supplemental Data
Net assets, end of year (000)	$3,955,693	$3,516,376	$3,045,417		$2,370,601	$2,028,615

Portfolio turnover rate(e)	22%	22%	30%		26%	25%

(a)	Based on average shares outstanding.

(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:

• Net investment income per share by $0.01.

• Total return by 0.02%.

• Ratio of net investment income to average net assets by 0.01%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

26	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE Value ETF

	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17		Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$52.87	$53.18	$44.86		$53.12	$57.41

Net investment income(a)	2.03	2.05	1.81	(b)	1.71	1.83
Net realized and unrealized gain (loss)(c)	(5.81)	(0.15)	8.17		(8.42)	(4.25)

Net increase (decrease) from investment operations	(3.78)	1.90	9.98		(6.71)	(2.42)

Distributions(d)
From net investment income	(2.01)	(2.21)	(1.66)		(1.55)	(1.87)

Total distributions	(2.01)	(2.21)	(1.66)		(1.55)	(1.87)

Net asset value, end of year	$47.08	$52.87	$53.18		$44.86	$53.12

Total Return
Based on net asset value	(7.05)%	3.63%	22.49	%(b)	(12.59)%	(4.16)%

Ratios to Average Net Assets
Total expenses	0.39%	0.38%	0.40%		0.40%	0.40%

Total expenses excluding professional fees for foreign withholding tax claims	0.39%	N/A	0.40%		N/A	N/A

Net investment income	4.17%	3.75%	3.70	%(b)	3.72%	3.40%

Supplemental Data
Net assets, end of year (000)	$5,423,659	$5,561,771	$5,296,875		$2,907,203	$2,953,420

Portfolio turnover rate(e)	21%	22%	28%		26%	25%

(a)	Based on average shares outstanding.

(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:

• Net investment income per share by $0.01.

• Total return by 0.02%.

• Ratio of net investment income to average net assets by 0.02%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI EAFE Growth	Diversified
MSCI EAFE Value	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the

28	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of July 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI EAFE Growth
Citigroup Global Markets Inc.	$5,371,974	$5,371,974		$—	$—
Credit Suisse Securities (USA) LLC	2,674,043	2,674,043		—	—
Goldman Sachs & Co.	3,836,160	3,836,160		—	—
Jefferies LLC	1,314,777	1,314,777		—	—
JPMorgan Securities LLC	3,539,810	3,539,810		—	—
Morgan Stanley & Co. LLC	497,850	497,850		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,059,880	2,059,880		—	—

	$19,294,494	$19,294,494		$—	$—

MSCI EAFE Value
Credit Suisse AG Dublin Branch	$1,314,801	$1,314,801		$—	$—
Goldman Sachs & Co	10,463,814	10,463,814		—	—
Macquarie Bank Limited	351,772	351,772		—	—
Morgan Stanley & Co. LLC	17,725,239	17,725,239		—	—

	$29,855,626	$29,855,626		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

30	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For its investment advisory services to the iShares MSCI EAFE Growth ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fee
First $3 billion	0.4000%
Over $3 billion, up to and including $4.5 billion	0.3800
Over $4.5 billion, up to and including $6 billion	0.3610
Over $6 billion, up to and including $7.5 billion	0.3430
Over $7.5 billion	0.3258

For its investment advisory services to the iShares MSCI EAFE Value ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $3 billion	0.4000%
Over $3 billion, up to and including $4.5 billion	0.3800
Over $4.5 billion, up to and including $6 billion	0.3610
Over $6 billion, up to and including $7.5 billion	0.3430
Over $7.5 billion, up to and including $9 billion	0.3258
Over $9 billion	0.3096

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended July 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI EAFE Growth	$ 93,455
MSCI EAFE Value	145,533

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

For the year ended July 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI EAFE Growth	$465,018,957	$545,983,265
MSCI EAFE Value	573,808,328	443,485,585

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI EAFE Growth	$841,738,843	$799,533,092
MSCI EAFE Value	1,319,131,022	1,206,665,761

For the year ended July 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI EAFE Growth	$801,759,662	$427,996,560
MSCI EAFE Value	1,066,845,983	686,055,394

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2019, the following permanent differences attributable to the expiration of capital loss carryforwards and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI EAFE Growth	$44,594,920	$(44,594,920)
MSCI EAFE Value	(35,330,495)	35,330,495

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/19	Year Ended 07/31/18

MSCI EAFE Growth
Ordinary income	$67,808,258	$61,676,850

MSCI EAFE Value
Ordinary income	$243,308,208	$237,635,990

32	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of July 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
MSCI EAFE Growth	$10,701,478	$(295,665,291)	$518,403,207		$233,439,394
MSCI EAFE Value	31,697,877	(64,860,212)	(679,484,517)		(712,646,852)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions and foreign withholding tax reclaims.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI EAFE Growth	$3,443,950,059	$632,541,337	$(114,371,805)	$518,169,532
MSCI EAFE Value	6,102,992,930	272,391,237	(952,490,786)	(680,099,549)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.
Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/19		Year Ended 07/31/18
iShares ETF	Shares	Amount	Shares	Amount

MSCI EAFE Growth
Shares sold	11,600,000	$860,040,359	10,800,000	$867,737,714
Shares redeemed	(6,000,000)	(442,621,517)	(7,600,000)	(607,712,796)

Net increase	5,600,000	$417,418,842	3,200,000	$260,024,918

MSCI EAFE Value
Shares sold	24,800,000	$1,197,377,985	31,200,000	$1,680,744,586
Shares redeemed	(14,800,000)	(708,845,621)	(25,600,000)	(1,396,981,414)

Net increase	10,000,000	$488,532,364	5,600,000	$283,763,172

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The Funds have filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Funds have recorded receivables for all recoverable taxes withheld by Finland based upon recent favorable determinations made by the Finnish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Funds. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon statutes of limitation on taxes. The Funds continue to evaluate developments in Finland for potential impact to the receivables and payables recorded. Finnish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each Fund is able to pass through to its shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

13.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

34	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Prior year distribution information and undistributed (distributions in excess of) net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
MSCI EAFE Growth	$61,676,850
MSCI EAFE Value	237,635,990

Undistributed (distributions in excess of) net investment income as of July 31, 2018 are as follows:

iShares ETF	Undistributed (distributions in excess of) net investment income
MSCI EAFE Growth	$(580,329)
MSCI EAFE Value	2,305,890

14.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares MSCI EAFE Growth ETF and iShares MSCI EAFE Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI EAFE Growth ETF and iShares MSCI EAFE Value ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2019, the related statements of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2019 and each of the financial highlights for each of the five years in the period ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

36	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2019:

iShares ETF	Qualified Dividend Income
MSCI EAFE Growth	$84,231,771
MSCI EAFE Value	258,753,793

For the fiscal year ended July 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI EAFE Growth	$90,547,363	$7,293,708
MSCI EAFE Value	280,155,385	18,836,885

I M P O R T A N T T A X I N F O R M A T I O N	37

Board Review and Approval of Investment Advisory Contract

iShares Trust

iShares MSCI EAFE Growth ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15( c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

38	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate and that the Board would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	39

Board Review and Approval of Investment Advisory Contract  (continued)

iShares MSCI EAFE Value ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

40	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate and that the Board would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	41

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
MSCI EAFE Growth(a)	$1.373728	$—	$0.003620	$1.377348	100%	—%	0	%(b)	100%
MSCI EAFE Value	2.012393	—	—	2.012393	100	—	—		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI EAFE Growth ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 1.5% and Less than 2.0%	3	0.22
Greater than 1.0% and Less than 1.5%	26	1.88
Greater than 0.5% and Less than 1.0%	137	9.91
Greater than 0.0% and Less than 0.5%	697	50.44
At NAV	25	1.81
Less than 0.0% and Greater than –0.5%	379	27.43
Less than –0.5% and Greater than –1.0%	85	6.15
Less than –1.0% and Greater than –1.5%	22	1.59
Less than –1.5% and Greater than –2.0%	6	0.43
Less than –2.0% and Greater than –2.5%	1	0.07

	1,382	100.00%

42	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited) (continued)

iShares MSCI EAFE Value ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	6	0.43
Greater than 1.0% and Less than 1.5%	29	2.10
Greater than 0.5% and Less than 1.0%	168	12.16
Greater than 0.0% and Less than 0.5%	697	50.44
At NAV	18	1.30
Less than 0.0% and Greater than –0.5%	369	26.71
Less than –0.5% and Greater than –1.0%	65	4.70
Less than –1.0% and Greater than –1.5%	22	1.59
Less than –1.5% and Greater than –2.0%	5	0.36
Less than –2.0% and Greater than –2.5%	1	0.07

	1,382	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	43

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 360 funds as of July 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park, Martin Small and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park, Mr. Small and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

44	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001- 2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

(a)	Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

46	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

SDR	Swedish Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	47

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

JULY 31, 2019

2019 ANNUAL REPORT

iShares Trust

▶  iShares China Large-Cap ETF | FXI | NYSE Arca

▶  iShares MSCI China A ETF | CNYA | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced for the 12 months ended July 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.95% in U.S. dollar terms for the reporting period.

Global stocks declined sharply in the second half of 2018 amid high volatility, before rebounding in 2019 to post modest gains for the reporting period. The initial downturn was prompted by trade tensions, particularly between the U.S. and China, and slowing global economic growth. Markets later recovered from a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending.

The most influential central banks reacted to signs of an economic slowdown by changing their outlook for interest rate policy, which supported markets in the second half of the reporting period. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady in early 2019, and lowered interest rates in July 2019 for the first time in 11 years. The European Central Bank sustained its already negative short-term interest rates, while signaling an interest rate decrease, in the second half of 2019, and the return of its monetary stimulus program. The Bank of Japan also sustained negative short-term interest rates while signaling a possible future decrease, while the Chinese government enacted stimulus measures. Expectations of lower borrowing costs and the corresponding increases in the global money supply drove risk assets to record highs.

The U.S. stock market advanced as unemployment decreased to its lowest level since 1969, despite variable economic growth. Consumer spending was robust, as steady job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level since 2010.A budget deal reached in July 2019 promised to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased and bond issuance by the U.S. Treasury Department reached a record high. Trade tensions between the U.S. and China persisted, as the U.S. implemented tariffs on $200 million of Chinese imports and publicly discussed further tariffs. However, market reaction to the negotiations lessened over time as investors became more optimistic that the Trump administration would minimize the effect of trade policy on markets.

The Eurozone economy grew at a slower pace, as economic growth varied widely by country. Ongoing trade tensions and the resulting slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. Smaller economies, such as Ireland and Malta, grew at a fast pace, while Italy entered a recession before returning to growth in early 2019.

Emerging markets posted relatively flat during the reporting period, albeit with a relatively high amount of volatility. In the first half of the reporting period, emerging market stocks declined sharply, as rising interest rates and a strengthening U.S. dollar led to concerns among investors about foreign-denominated debt. However, a shift to looser monetary policy and desire for yield supported emerging market stocks in 2019, reversing previous declines.

Markets in the Asia-Pacific region were negatively affected by trade tensions between the U.S. and China and a slowdown in the Chinese economy. Countries throughout the Asia-Pacific region supply China with many industrial and consumer goods and services, and corporate earnings in the region were moderated by China’s recent struggles.

M A R K E T O V E R V I E W	3

Fund Summary as of July 31, 2019	iShares® China Large-Cap ETF

Investment Objective

The iShares China Large-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization Chinese equities that trade on the Hong Kong Stock Exchange, as represented by the FTSE China 50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(1.44)%	2.82%	2.27%	(1.44)%	14.90%	25.18%
Fund Market	(3.75)	2.84	2.20	(3.75)	15.03	24.27
Index	(0.79)	3.55	3.05	(0.79)	19.08	35.08

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance beginning on February 10, 2012 reflects net returns where dividends are reinvested into the Index net of withholding tax. Performance before this date reflects dividends being reinvested at gross.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$985.20	$3.64		$1,000.00	$1,021.10	$3.71		0.74%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

4	2019 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® China Large-Cap ETF

Portfolio Management Commentary

Large-capitalization Chinese equities ended the reporting period down slightly amid market volatility and disappointing economic growth, the slowest since quarterly economic data began being collected in 1992. Chinese stocks repeatedly came under pressure from escalating trade tensions with the U.S. as both countries increased tariffs on thousands of each other’s goods. After advancing in the early part of 2019 amid government efforts to stabilize the economy and bolster growth through fiscal stimulus, equities declined sharply in May following a negotiation impasse.

Large and growing protests in Hong Kong against a bill that would allow local authorities to detain and extradite citizens on behalf of other countries, including China, also weighed on the Index’s return. The protests led to volatility in Hong Kong’s stock market, which is where the Chinese companies in the Index are listed. Similarly, the premium paid to buy a stock in mainland China versus Hong Kong increased sharply, reflecting a stronger preference for purchasing shares in mainland China instead of Hong Kong.

The energy sector was the leading detractor from the Index’s return. Oil, gas, and consumable fuel companies declined in concert with global oil prices, which sold off sharply, falling to nearly $40 per barrel by late 2018. Concern about the pace of domestic economic growth and the impact of a trade slowdown on Chinese oil demand further pressured oil companies.

The information technology sector also restrained performance. The technology hardware and equipment industry was the main area of weakness. Slowing smartphone sales due to lower demand and increased competition in a highly saturated market pressured the industry. The industry’s smartphone components suppliers declined sharply on concerns about the effect of escalating trade tensions between the U.S. and China.

On the upside, insurance stocks led the advance of the financials sector, bolstered by higher premiums, particularly of life and health policies, and rising investment income generated during the market’s advance in early 2019. Real estate development companies were also noteworthy contributors, benefiting from rising housing prices and supportive local government policies in China’s smaller cities, even as real estate in major metropolitan areas showed signs of cooling.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	45.8%
Communication Services	19.3
Energy	9.9
Real Estate	8.9
Consumer Discretionary	8.4
Industrials	3.4
Information Technology	1.8
Utilities	1.3
Materials	1.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Tencent Holdings Ltd.	9.9%
China Construction Bank Corp., Class H	8.5
Ping An Insurance Group Co. of China Ltd., Class H	7.9
Industrial & Commercial Bank of China Ltd., Class H	6.3
China Mobile Ltd.	5.3
Bank of China Ltd., Class H	4.4
Meituan Dianping, Class B	4.2
CNOOC Ltd.	4.1
China Life Insurance Co. Ltd., Class H	3.2
China Merchants Bank Co. Ltd., Class H	3.2

(a) Excludes	money market funds.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2019	iShares® MSCI China A ETF

Investment Objective

The iShares MSCI China A ETF (the “Fund”) seeks to track the investment results of an index composed of domestic Chinese equities that trade on the Shanghai or Shenzhen Stock Exchange, as represented by the MSCI China A Inclusion Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	9.97%	7.88%	9.97%	26.82%
Fund Market	6.29	7.46	6.29	25.28
Index	10.09	5.71	10.09	18.98

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/13/16. The first day of secondary market trading was 6/15/16.

Index performance through April 25, 2018 reflects the performance of the MSCI China A International Index. Index performance beginning on April 26, 2018 reflects the performance of the MSCI China A Inclusion Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,166.00	$1.29		$1,000.00	$1,023.60	$1.20		0.24%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® MSCI China A ETF

Portfolio Management Commentary

Chinese equities ended the reporting period with positive returns despite market volatility and disappointing economic growth, the slowest since quarterly economic data began being collected. Chinese stocks repeatedly came under pressure from escalating trade tensions with the U.S. as both countries imposed tariffs on thousands of each other’s goods. Chinese equity markets rose in the early part of 2019 then declined sharply in May following a negotiation impasse. They rebounded to finish the reporting period with sizable gains as earnings turned upward and signs emerged of a stabilizing economy. The financials sector drove the Index’s return, supported primarily by banks and insurance stocks. Banking stocks appreciated amid rising assets, profit growth, and improved risk management. Profitability was particularly strong in retail banking, an area of significant expansion in the past decade.

Insurance stocks also contributed meaningfully, bolstered by higher premiums, particularly for life and health policies, and rising investment income generated in early 2019. Investment banking and brokerage companies were a source of strength, benefiting from robust trading activity.

The consumer staples sector was also a meaningful driver of the Index’s performance, with nearly all the sector’s return coming from the beverages and food products industries. Among beverages, high-end distillers were supported by growing demand from China’s brand-conscious, rising middle class. Food products companies gained as investors gravitated to more defensive stocks with less exposure to trade. Expectations of further government stimulus, particularly aimed at domestic consumption, also helped the industry.

On the downside, Chinese pharmaceuticals stocks struggled under price controls on generic drugs. An announced audit of pharmaceuticals companies, part of the government’s overhaul of the country’s healthcare system, also constrained the sector’s performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	33.7%
Consumer Staples	15.0
Industrials	11.7
Information Technology	7.9
Consumer Discretionary	7.5
Health Care	6.0
Materials	5.8
Real Estate	4.8
Utilities	2.9
Energy	2.5
Communication Services	2.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Kweichow Moutai Co. Ltd., Class A	5.8%
Ping An Insurance Group Co. of China Ltd., Class A	4.6
China Merchants Bank Co. Ltd., Class A	3.6
Wuliangye Yibin Co. Ltd., Class A	2.2
Industrial Bank Co. Ltd., Class A	1.9
Shanghai Pudong Development Bank Co. Ltd., Class A	1.7
Industrial & Commercial Bank of China Ltd., Class A	1.5
Jiangsu Hengrui Medicine Co. Ltd., Class A	1.4
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	1.4
China Vanke Co. Ltd., Class A	1.3

F U N D S U M M A R Y	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2019	iShares® China Large-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.3%
Air China Ltd., Class H	14,442,000	$14,206,032

Automobiles — 2.5%
BYD Co. Ltd., Class H(a)	5,833,500	36,739,298
Geely Automobile Holdings Ltd.(a)	41,362,000	64,146,793
Guangzhou Automobile Group Co. Ltd., Class H	26,186,800	26,929,794

		127,815,885

Banks — 28.0%
Agricultural Bank of China Ltd., Class H	259,700,000	105,832,088
Bank of China Ltd., Class H	539,560,000	220,568,990
Bank of Communications Co. Ltd., Class H	61,473,200	44,998,203
China CITIC Bank Corp. Ltd., Class H	78,689,000	43,828,363
China Construction Bank Corp., Class H	545,534,320	423,024,479
China Everbright Bank Co. Ltd., Class H	26,208,000	11,852,006
China Merchants Bank Co. Ltd., Class H	31,972,438	160,313,519
China Minsheng Banking Corp. Ltd., Class H	53,844,600	37,281,740
Industrial & Commercial Bank of China Ltd., Class H	467,525,995	316,545,660
Postal Savings Bank of China Co. Ltd., Class H(b)	79,150,000	46,208,498

		1,410,453,546

Capital Markets — 1.8%
CITIC Securities Co. Ltd., Class H	19,254,500	37,289,467
CSC Financial Co. Ltd., Class H(a)(b)	7,635,500	5,550,147
GF Securities Co. Ltd., Class H(c)	13,053,400	14,791,152
Guotai Junan Securities Co. Ltd., Class H(b)	6,369,400	10,366,274
Huatai Securities Co. Ltd., Class H(a)(b)	14,526,600	23,753,558

		91,750,598

Construction & Engineering — 1.4%
China Communications Construction Co. Ltd., Class H	37,411,000	31,733,803
China Railway Construction Corp. Ltd., Class H	15,951,500	18,564,132
China Railway Group Ltd., Class H	32,314,000	22,786,862

		73,084,797

Construction Materials — 1.2%
Anhui Conch Cement Co. Ltd., Class H	10,002,000	58,456,483

Diversified Telecommunication Services — 4.1%
China Telecom Corp. Ltd., Class H	117,284,000	52,739,519
China Tower Corp. Ltd., Class H(b)	394,214,000	102,734,649
China Unicom Hong Kong Ltd.	50,002,000	48,929,511

		204,403,679

Gas Utilities — 1.3%
China Gas Holdings Ltd.	16,184,400	67,504,779

Industrial Conglomerates — 1.1%
CITIC Ltd.	41,467,000	55,092,272

Insurance — 15.5%
China Life Insurance Co. Ltd., Class H	62,882,000	161,866,184
China Pacific Insurance Group Co. Ltd., Class H(a)	21,802,800	93,863,534
New China Life Insurance Co. Ltd., Class H	7,371,400	37,008,140
People’s Insurance Co. Group of China Ltd. (The), Class H	69,307,000	29,306,222
PICC Property & Casualty Co. Ltd., Class H	56,851,550	68,051,332
Ping An Insurance Group Co. of China Ltd., Class H	32,889,500	392,426,998

		782,522,410

Interactive Media & Services — 9.8%
Tencent Holdings Ltd.	10,465,300	492,255,070

Security	Shares	Value

Internet & Direct Marketing Retail — 4.1%
Meituan Dianping, Class B(c)	25,528,200	$208,552,535

Machinery — 0.5%
CRRC Corp. Ltd., Class H	34,010,450	26,894,146

Oil, Gas & Consumable Fuels — 9.8%
China Petroleum & Chemical Corp., Class H	215,560,600	139,339,623
China Shenhua Energy Co. Ltd., Class H	28,713,000	57,221,324
CNOOC Ltd.	122,290,000	202,152,889
PetroChina Co. Ltd., Class H	175,820,000	93,436,452

		492,150,288

Real Estate Management & Development — 8.8%
China Evergrande Group(a)	18,173,000	48,520,765
China Overseas Land & Investment Ltd.	32,398,000	111,333,333
China Resources Land Ltd.	22,601,333	97,445,674
China Vanke Co. Ltd., Class H	13,331,000	50,494,277
Country Garden Holdings Co. Ltd.	62,157,000	84,803,940
Longfor Group Holdings Ltd.(b)	13,739,000	51,249,863

		443,847,852

Technology Hardware, Storage & Peripherals — 1.8%
Xiaomi Corp., Class B(a)(b)(c)	77,117,200	89,156,819

Textiles, Apparel & Luxury Goods — 1.7%
Shenzhou International Group Holdings Ltd.	6,065,900	84,232,467

Wireless Telecommunication Services — 5.3%
China Mobile Ltd.	31,076,000	264,990,994

Total Common Stocks — 99.0% (Cost: $5,014,322,780)		4,987,370,652

Short-Term Investments

Money Market Funds — 5.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(d)(e)(f)	250,043,383	250,168,405
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(d)(e)	2,911,000	2,911,000

		253,079,405

Total Short-Term Investments — 5.0% (Cost: $253,031,831)		253,079,405

Total Investments in Securities — 104.0% (Cost: $5,267,354,611)		5,240,450,057

Other Assets, Less Liabilities — (4.0)%		(201,039,240)

Net Assets — 100.0%		$5,039,410,817

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) July 31, 2019	iShares® China Large-Cap ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	116,024,563	134,018,820	250,043,383	$250,168,405	$5,596,209	(b)	$15,021		$24,989
BlackRock Cash Funds: Treasury, SL Agency Shares	2,587,512	323,488	2,911,000	2,911,000	99,057		—		—

				$253,079,405	$5,695,266		$15,021		$24,989

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Hang Seng China Enterprises Index	738	08/29/19	$50,330	$(1,168,984)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$1,168,984

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$3,077,589

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(785,970)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$28,170,177

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

10	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® China Large-Cap ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$4,987,370,652	$—	$—	$4,987,370,652
Money Market Funds	253,079,405	—	—	253,079,405

	$5,240,450,057	$—	$—	$5,240,450,057

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(1,168,984)	$—	$—	$(1,168,984)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments July 31, 2019	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
AECC Aviation Power Co. Ltd., Class A	115,098	$392,490
AVIC Aircraft Co. Ltd., Class A	128,700	307,398
AVIC Shenyang Aircraft Co. Ltd., Class A(a)	39,600	172,963
China Avionics Systems Co. Ltd., Class A	69,300	152,349
China Spacesat Co. Ltd., Class A	59,400	200,919

		1,226,119

Air Freight & Logistics — 0.2%
SF Holding Co. Ltd., Class A	59,400	320,643

Airlines — 0.9%
Air China Ltd., Class A	188,100	244,289
China Eastern Airlines Corp. Ltd., Class A(a)	465,300	397,687
China Southern Airlines Co. Ltd., Class A	396,066	418,400
Spring Airlines Co. Ltd., Class A	39,604	247,920

		1,308,296

Auto Components — 1.0%
China Shipbuilding Industry Group Power Co. Ltd., Class A(a)	79,200	290,877
Fuyao Glass Industry Group Co. Ltd., Class A	89,100	291,294
Huayu Automotive Systems Co. Ltd., Class A	148,500	497,773
Shandong Linglong Tyre Co. Ltd., Class A	49,500	135,828
Wanxiang Qianchao Co. Ltd., Class A	128,700	109,065
Weifu High-Technology Group Co. Ltd., Class A	39,600	104,525

		1,429,362

Automobiles — 1.7%
BYD Co. Ltd., Class A	89,173	723,979
Chongqing Changan Automobile Co. Ltd., Class A	198,000	227,553
Guangzhou Automobile Group Co. Ltd., Class A	108,960	175,186
SAIC Motor Corp. Ltd., Class A	366,347	1,320,495

		2,447,213

Banks — 18.5%
Agricultural Bank of China Ltd., Class A	3,465,000	1,810,082
Bank of Beijing Co. Ltd., Class A	970,200	792,615
Bank of Chengdu Co. Ltd., Class A	188,177	232,102
Bank of China Ltd., Class A	1,643,400	884,728
Bank of Communications Co. Ltd., Class A	1,841,400	1,552,447
Bank of Guiyang Co. Ltd., Class A	152,980	197,124
Bank of Hangzhou Co. Ltd., Class A	247,560	304,268
Bank of Jiangsu Co. Ltd., Class A	554,400	559,919
Bank of Nanjing Co. Ltd., Class A	405,980	488,373
Bank of Ningbo Co. Ltd., Class A	237,600	813,330
Bank of Shanghai Co. Ltd., Class A	656,819	887,336
China CITIC Bank Corp. Ltd., Class A	277,200	238,931
China Construction Bank Corp., Class A	445,500	476,439
China Everbright Bank Co. Ltd., Class A	1,861,200	1,061,398
China Merchants Bank Co. Ltd., Class A	960,363	5,094,882
China Minsheng Banking Corp. Ltd., Class A	1,663,280	1,465,030
Huaxia Bank Co. Ltd., Class A	613,800	673,351
Industrial & Commercial Bank of China Ltd., Class A	2,514,600	2,057,977
Industrial Bank Co. Ltd., Class A	960,300	2,665,719
Ping An Bank Co. Ltd., Class A	792,036	1,623,976
Shanghai Pudong Development Bank Co. Ltd., Class A	1,366,203	2,353,198

		26,233,225

Beverages — 9.9%
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	69,300	1,171,626
Kweichow Moutai Co. Ltd., Class A	58,692	8,283,344
Luzhou Laojiao Co. Ltd., Class A	69,300	810,917

Security	Shares	Value

Beverages (continued)
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	39,666	$390,190
Tsingtao Brewery Co. Ltd., Class A	39,600	260,365
Wuliangye Yibin Co. Ltd., Class A	180,114	3,154,883

		14,071,325

Biotechnology — 0.7%
Chongqing Zhifei Biological Products Co. Ltd., Class A	59,400	404,683
Shenzhen Kangtai Biological Products Co. Ltd., Class A	29,798	277,683
Walvax Biotechnology Co. Ltd., Class A	79,298	315,632

		997,998

Capital Markets — 8.1%
Anxin Trust Co. Ltd., Class A(a)	267,340	186,208
Caitong Securities Co. Ltd., Class A	168,347	267,737
Changjiang Securities Co. Ltd., Class A	267,300	288,579
China Merchants Securities Co. Ltd., Class A	267,334	655,980
CITIC Securities Co. Ltd., Class A	455,400	1,535,093
Dongxing Securities Co. Ltd., Class A	128,739	210,536
East Money Information Co. Ltd., Class A	297,000	627,064
Everbright Securities Co. Ltd., Class A	178,200	292,458
First Capital Securities Co. Ltd., Class A	178,200	157,477
Founder Securities Co. Ltd., Class A	386,100	388,823
GF Securities Co. Ltd., Class A	277,200	539,405
Guosen Securities Co. Ltd., Class A	188,100	372,029
Guotai Junan Securities Co. Ltd., Class A	346,549	910,701
Guoyuan Securities Co. Ltd., Class A	168,300	222,726
Haitong Securities Co. Ltd., Class A	376,200	756,614
Hithink RoyalFlush Information Network Co. Ltd., Class A	29,700	394,296
Huaan Securities Co. Ltd., Class A	178,200	169,113
Huatai Securities Co. Ltd., Class A	297,000	875,735
Huaxi Securities Co. Ltd., Class A	118,800	173,423
Industrial Securities Co. Ltd., Class A	306,960	289,081
Orient Securities Co. Ltd./China, Class A	277,223	419,169
SDIC Capital Co. Ltd., Class A	168,304	329,946
Shanxi Securities Co. Ltd., Class A	138,600	168,338
Shenwan Hongyuan Group Co. Ltd., Class A	861,300	611,161
Sinolink Securities Co. Ltd., Class A	148,588	200,305
SooChow Securities Co. Ltd., Class A	138,600	198,707
Western Securities Co. Ltd., Class A	168,320	235,942

		11,476,646

Chemicals — 1.3%
Hengli Petrochemical Co. Ltd., Class A	138,600	243,356
Hengyi Petrochemical Co. Ltd., Class A	128,700	227,280
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	386,100	180,965
Rongsheng Petro Chemical Co. Ltd., Class A	138,650	239,420
Sinopec Shanghai Petrochemical Co. Ltd., Class A	287,131	199,159
Tianqi Lithium Corp., Class A	39,600	133,831
Transfar Zhilian Co. Ltd., Class A	168,394	194,750
Zhejiang Longsheng Group Co. Ltd., Class A	158,400	346,846

		1,765,607

Commercial Services & Supplies — 0.1%
Tus Environmental Science And Technology Development Co. Ltd., Class A	69,300	105,186

Communications Equipment — 0.8%
Beijing Xinwei Technology Group Co. Ltd., Class A(a)	13,008	13,458
Guangzhou Haige Communications Group Inc. Co., Class A	138,600	192,472
Hengtong Optic-Electric Co. Ltd., Class A	69,300	161,801

12	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
ZTE Corp., Class A(a)	168,300	$803,964

		1,171,695

Construction & Engineering — 2.9%
China Communications Construction Co. Ltd., Class A	128,700	204,683
China Gezhouba Group Co. Ltd., Class A	227,713	199,580
China National Chemical Engineering Co. Ltd., Class A	237,600	200,316
China Railway Construction Corp. Ltd., Class A	534,675	753,358
China State Construction Engineering Corp. Ltd., Class A	1,930,500	1,649,976
Metallurgical Corp. of China Ltd., Class A	821,700	351,745
Power Construction Corp. of China Ltd., Class A	584,100	420,399
Shanghai Tunnel Engineering Co. Ltd., Class A	158,400	141,819
Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A	128,750	206,070

		4,127,946

Construction Materials — 0.9%
Anhui Conch Cement Co. Ltd., Class A	188,100	1,078,967
BBMG Corp., Class A	386,100	195,532

		1,274,499

Distributors — 0.1%
Liaoning Cheng Da Co. Ltd., Class A	69,300	140,181

Diversified Financial Services — 0.2%
Avic Capital Co. Ltd., Class A	435,601	325,528

Electrical Equipment — 1.7%
Contemporary Amperex Technology Co. Ltd., Class A	29,700	327,539
Dongfang Electric Corp. Ltd., Class A(a)	128,700	189,743
Fangda Carbon New Material Co. Ltd., Class A(a)	133,292	222,237
NARI Technology Co. Ltd., Class A	227,710	623,184
Shanghai Electric Group Co. Ltd., Class A	356,400	275,650
TBEA Co. Ltd., Class A	168,300	173,639
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	168,351	292,172
Zhejiang Chint Electrics Co. Ltd., Class A	99,000	344,777

		2,448,941

Electronic Equipment, Instruments & Components — 4.5%
BOE Technology Group Co. Ltd., Class A	1,574,103	925,083
Chaozhou Three-Circle Group Co. Ltd., Class A	79,200	239,505
Foxconn Industrial Internet Co. Ltd., Class A	207,900	412,397
GoerTek Inc., Class A	168,304	285,009
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	435,652	1,951,501
Lens Technology Co. Ltd., Class A	188,100	210,444
Luxshare Precision Industry Co. Ltd., Class A	245,494	769,462
OFILM Group Co. Ltd., Class A	108,900	134,004
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	79,200	187,329
Tianma Microelectronics Co. Ltd., Class A	99,000	210,889
Tunghsu Optoelectronic Technology Co. Ltd., Class A	277,200	193,880
Unisplendour Corp. Ltd., Class A	49,568	232,685
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	39,600	208,073
Zhejiang Dahua Technology Co. Ltd., Class A	148,500	348,010

		6,308,271

Energy Equipment & Services — 0.1%
Offshore Oil Engineering Co. Ltd., Class A	212,268	166,330

Entertainment — 0.6%
China Film Co. Ltd., Class A	69,300	147,019
Giant Network Group Co. Ltd., Class A	59,400	153,598
Mango Excellent Media Co. Ltd., Class A(a)	29,700	168,079
Perfect World Co. Ltd./China, Class A	39,668	150,696

Security	Shares	Value

Entertainment (continued)
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	99,000	$205,574

		824,966

Food & Staples Retailing — 0.4%
Yonghui Superstores Co. Ltd., Class A	435,600	611,233

Food Products — 4.6%
Beijing Dabeinong Technology Group Co. Ltd., Class A	198,000	155,150
Foshan Haitian Flavouring & Food Co. Ltd., Class A	107,567	1,559,327
Henan Shuanghui Investment & Development Co. Ltd., Class A	128,700	448,397
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	277,200	1,254,990
Muyuan Foodstuff Co. Ltd., Class A	69,300	770,290
New Hope Liuhe Co. Ltd., Class A	198,000	555,954
Tongwei Co. Ltd., Class A	178,293	376,694
Wens Foodstuffs Group Co. Ltd., Class A	247,599	1,454,034

		6,574,836

Health Care Equipment & Supplies — 0.5%
Lepu Medical Technology Beijing Co. Ltd., Class A	79,200	284,786
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	19,897	458,780

		743,566

Health Care Providers &Services — 0.9%
Aier Eye Hospital Group Co. Ltd., Class A	158,460	701,083
Huadong Medicine Co. Ltd., Class A	83,725	334,467
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	108,909	286,994

		1,322,544

Hotels, Restaurants & Leisure — 1.3%
China International Travel Service Corp. Ltd., Class A	89,140	1,170,614
Shenzhen Overseas Chinese Town Co. Ltd., Class A	386,156	404,008
Songcheng Performance Development Co. Ltd., Class A	69,396	263,430

		1,838,052

Household Durables — 2.6%
Gree Electric Appliances Inc. of Zhuhai, Class A	138,610	1,108,052
Haier Smart Home Co. Ltd., Class A	287,100	701,148
Hangzhou Robam Appliances Co. Ltd., Class A	49,500	179,356
Midea Group Co. Ltd., Class A	160,571	1,274,521
Oppein Home Group Inc., Class A	10,345	156,089
TCL Corp., Class A	633,600	312,598

		3,731,764

Independent Power and Renewable Electricity Producers — 3.0%
China National Nuclear Power Co. Ltd., Class A	594,008	485,281
China Yangtze Power Co. Ltd., Class A	673,200	1,828,700
GD Power Development Co. Ltd., Class A	1,049,400	388,306
Huadian Power International Corp. Ltd., Class A	306,900	175,018
Huaneng Power International Inc., Class A	217,800	206,062
Hubei Energy Group Co. Ltd., Class A	207,900	126,706
SDIC Power Holdings Co. Ltd., Class A	306,900	379,428
Shenergy Co. Ltd., Class A	217,831	185,229
Shenzhen Energy Group Co. Ltd., Class A	145,017	124,365
Sichuan Chuantou Energy Co. Ltd., Class A	207,900	282,674

		4,181,769

Insurance — 6.8%
China Life Insurance Co. Ltd., Class A	128,700	554,474
China Pacific Insurance Group Co. Ltd., Class A	297,000	1,663,552
Hubei Biocause Pharmaceutical Co. Ltd., Class A	207,900	215,098
New China Life Insurance Co. Ltd., Class A .	99,000	798,016

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) July 31, 2019	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Ping An Insurance Group Co. of China Ltd., Class A	504,923	$6,454,228

		9,685,368

IT Services — 0.2%
DHC Software Co. Ltd., Class A	138,600	135,756
Wangsu Science & Technology Co. Ltd., Class A	108,993	168,122

		303,878

Life Sciences Tools & Services — 0.2%
Hangzhou Tigermed Consulting Co. Ltd., Class A	29,700	215,701

Machinery — 3.2%
China International Marine Containers Group Co. Ltd., Class A	71,558	107,471
China Shipbuilding Industry Co. Ltd., Class A	1,049,400	913,661
CRRC Corp. Ltd., Class A	1,118,700	1,279,182
Sany Heavy Industry Co. Ltd., Class A	356,400	730,239
Shenzhen Inovance Technology Co. Ltd., Class A	79,296	286,742
Weichai Power Co. Ltd., Class A	277,200	489,527
XCMG Construction Machinery Co. Ltd., Class A	376,200	265,852
Zhengzhou Yutong Bus Co. Ltd., Class A	99,000	186,611
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	306,900	274,773

		4,534,058

Marine — 0.2%
COSCO SHIPPING Development Co. Ltd., Class A	366,300	141,919
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	297,000	202,126

		344,045

Media — 0.8%
China South Publishing & Media Group Co. Ltd., Class A	89,182	160,469
Chinese Universe Publishing and Media Group Co. Ltd., Class A	60,146	112,587
CITIC Guoan Information Industry Co. Ltd., Class A	198,000	110,616
Focus Media Information Technology Co. Ltd., Class A	702,960	516,147
Oriental Pearl Group Co. Ltd., Class A	158,415	228,035

		1,127,854

Metals & Mining — 3.6%
Aluminum Corp. of China Ltd., Class A(a)	693,000	377,100
Baoshan Iron & Steel Co. Ltd., Class A	881,170	815,780
China Molybdenum Co. Ltd., Class A	900,900	473,236
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	178,200	290,648
Ganfeng Lithium Co. Ltd., Class A	49,500	158,813
Hesteel Co. Ltd., Class A	544,500	216,492
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	2,217,600	508,432
Jiangxi Copper Co. Ltd., Class A	118,800	254,273
Jinduicheng Molybdenum Co. Ltd., Class A	168,398	172,518
Maanshan Iron & Steel Co. Ltd., Class A	336,600	143,600
Shandong Gold Mining Co. Ltd., Class A(a)	89,100	544,705
Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd., Class A	237,600	149,978
Tongling Nonferrous Metals Group Co. Ltd., Class A	623,700	209,970
Zhejiang Huayou Cobalt Co. Ltd., Class A	39,600	134,348
Zhongjin Gold Corp. Ltd., Class A	168,300	228,832
Zijin Mining Group Co. Ltd., Class A	891,000	473,207

		5,151,932

Oil, Gas & Consumable Fuels — 2.3%
China Petroleum &Chemical Corp., Class A	1,217,743	931,234
China Shenhua Energy Co. Ltd., Class A	207,999	579,804
PetroChina Co. Ltd., Class A	752,400	710,759
Shaanxi Coal Industry Co. Ltd., Class A	396,000	543,599

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	148,500	$177,561
Shanxi Xishan Coal & Electricity Power Co. Ltd., Class A	198,000	176,411
Yanzhou Coal Mining Co. Ltd., Class A	128,700	192,170

		3,311,538

Pharmaceuticals — 3.7%
Beijing Tongrentang Co. Ltd., Class A	60,199	247,735
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	39,600	168,366
Dong-E-E-Jiao Co. Ltd., Class A	29,700	143,772
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	69,300	378,508
Jiangsu Hengrui Medicine Co. Ltd., Class A	207,960	2,020,031
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	49,590	187,958
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	99,063	378,059
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	49,500	161,112
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	69,300	315,558
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	99,000	225,686
Yunnan Baiyao Group Co. Ltd., Class A	49,500	545,323
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	29,799	449,705

		5,221,813

Real Estate Management & Development — 4.8%
China Fortune Land Development Co. Ltd., Class A	148,500	629,219
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	306,900	918,732
China Vanke Co. Ltd., Class A	445,500	1,859,213
Financial Street Holdings Co. Ltd., Class A	148,566	164,489
Gemdale Corp., Class A	207,900	368,050
Greenland Holdings Corp. Ltd., Class A	376,200	379,399
Jinke Properties Group Co. Ltd., Class A	257,400	233,817
Oceanwide Holdings Co. Ltd., Class A	168,390	123,884
Poly Developments and Holdings Group Co. Ltd., Class A	544,500	1,122,754
RiseSun Real Estate Development Co. Ltd., Class A	198,037	251,447
Seazen Holdings Co. Ltd., Class A	108,900	416,075
Xinhu Zhongbao Co. Ltd., Class A	405,900	171,397
Zhejiang China Commodities City Group Co. Ltd., Class A	257,400	148,656

		6,787,132

Road & Rail — 0.6%
Daqin Railway Co. Ltd., Class A	683,154	783,138
Guangshen Railway Co. Ltd., Class A	277,200	128,717

		911,855

Semiconductors & Semiconductor Equipment — 0.7%
LONGi Green Energy Technology Co. Ltd., Class A	178,224	665,424
Sanan Optoelectronics Co. Ltd., Class A	178,200	296,078

		961,502

Software — 1.6%
360 Security Technology Inc., Class A	69,300	201,925
Aisino Corp., Class A	89,100	295,949
Beijing Shiji Information Technology Co. Ltd., Class A	39,652	205,987
Hundsun Technologies Inc., Class A	39,680	409,329
Iflytek Co. Ltd., Class A(a)	99,050	472,153
Shanghai 2345 Network Holding Group Co. Ltd., Class A	270,738	144,574
Yonyou Network Technology Co. Ltd., Class A	118,897	496,022

		2,225,939

Specialty Retail — 0.5%
Suning.com Co. Ltd., Class A	435,600	678,235

Technology Hardware, Storage & Peripherals — 0.2%
Ninestar Corp., Class A	59,499	208,593

14	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.3%
HLA Corp. Ltd., Class A	178,263	$232,807
Zhejiang Semir Garment Co. Ltd., Class A	118,800	187,904

		420,711

Trading Companies & Distributors — 0.1%
Xiamen C & D Inc., Class A	138,600	181,008

Transportation Infrastructure — 0.7%
Shanghai International Airport Co. Ltd., Class A	49,584	595,606
Shanghai International Port Group Co. Ltd., Class A	386,100	407,872

		1,003,478

Wireless Telecommunication Services — 0.9%
China United Network Communications Ltd., Class A	1,425,600	1,226,719

Total Common Stocks — 99.8% (Cost: $126,291,607)		141,675,100

Total Investments in Securities — 99.8% (Cost: $126,291,607)		141,675,100

Other Assets, Less Liabilities — 0.2%		313,891

Net Assets — 100.0%		$141,988,991

(a)	Non-income producing security.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$141,675,100	$—	$—	$141,675,100

The following table includes a rollforward for the year ended July 31, 2019 of investments whose values are classified as Level 3 as of the beginning or end of the year.

	Common Stocks

Balance at beginning of period	$285,873
Realized gain (loss) and change in unrealized appreciation/depreciation	(43,883)
Purchases	—
Sales	(195,152)
Transfers in	—
Transfers out(a)	(46,838	)(b)

Balance at end of period	$—

Net change in unrealized appreciation/depreciation on investments still held at end of period	$(6,029)

(a)	Represents the value as of the beginning of the reporting period.
(b)	Transfers out of Level 3 are due to resumption of trading of equity securities.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Statements of Assets and Liabilities July 31, 2019

	iShares China Large-Cap ETF	iShares MSCI China A ETF

ASSETS
Investments in securities, at value (including securities on loan)(a)
Unaffiliated(b)	$4,987,370,652	$141,675,100
Affiliated(c)	253,079,405	—
Cash	361	148,286
Foreign currency, at value(d)	37,372,860	165,507
Foreign currency pledged:
Futures contracts(e)	5,098,685	—
Restricted foreign currency at value(f)	—	16,266	(g)
Receivables:
Securities lending income — Affiliated	191,548	—
Dividends	21,259,999	15,293

Total assets	5,304,373,510	142,020,452

LIABILITIES
Collateral on securities loaned, at value	250,105,632	—
Payables:
Investments purchased	8,953,904	—
Variation margin on futures contracts	513,507	—
Capital shares redeemed	1,962,022	—
Investment advisory fees	3,427,628	31,461

Total liabilities	264,962,693	31,461

NET ASSETS	$5,039,410,817	$141,988,991

NET ASSETS CONSIST OF:
Paid-in capital	$7,004,493,975	$130,229,212
Accumulated earnings (loss)	(1,965,083,158)	11,759,779

NET ASSETS	$5,039,410,817	$141,988,991

Shares outstanding	121,050,000	4,950,000

Net asset value	$41.63	$28.68

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$219,449,855	$—
(b) Investments, at cost — Unaffiliated	$5,014,322,780	$126,291,607
(c) Investments, at cost — Affiliated	$253,031,831	$—
(d) Foreign currency, at cost	$37,423,424	$160,245
(e) Foreign currency collateral pledged, at cost	$5,110,967	$—
(f) Restricted foreign currency, at cost	$—	$16,575
(g) Represents foreign investor minimum settlement reserve funds required by the China Securities Depository and Clearing Corporation Limited.

See notes to financial statements.

16	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations Year Ended July 31, 2019

	iShares China Large-Cap ETF	iShares MSCI China A ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$192,359,097	$3,083,361
Dividends — Affiliated	99,057	—
Interest — Unaffiliated	—	235
Securities lending income — Affiliated — net	5,596,209	—
Foreign taxes withheld	(16,416,945)	(308,950)

Total investment income	181,637,418	2,774,646

EXPENSES
Investment advisory fees	40,771,164	539,917

Total expenses	40,771,164	539,917

Less:
Investment advisory fees waived	—	(340,563)

Total expenses after fees waived	40,771,164	199,354

Net investment income	140,866,254	2,575,292

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(241,538,466)	(5,073,866)
Investments — Affiliated	15,021	—
In-kind redemptions — Unaffiliated	214,232,054	—
Futures contracts	3,077,589	—
Foreign currency transactions	234,294	(3,782)

Net realized loss	(23,979,508)	(5,077,648)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(98,550,099)	16,751,565
Investments — Affiliated	24,989	—
Futures contracts	(785,970)	—
Foreign currency translations	(107,176)	5,599

Net change in unrealized appreciation (depreciation)	(99,418,256)	16,757,164

Net realized and unrealized gain (loss)	(123,397,764)	11,679,516

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,468,490	$14,254,808

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Changes in Net Assets

	iShares China Large-Cap ETF		iShares MSCI China A ETF

	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$140,866,254	$111,309,501	$2,575,292	$208,858
Net realized gain (loss)	(23,979,508)	(104,516,609)	(5,077,648)	2,002,998
Net change in unrealized appreciation (depreciation)	(99,418,256)	89,009,900	16,757,164	(3,181,542)

Net increase (decrease) in net assets resulting from operations	17,468,490	95,802,792	14,254,808	(969,686)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(116,078,962)	(128,422,872)	(2,535,985)	(121,649)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,041,951,100	782,387,665	116,741,379	4,402,700

NET ASSETS(b)
Total increase in net assets	943,340,628	749,767,585	128,460,202	3,311,365
Beginning of year	4,096,070,189	3,346,302,604	13,528,789	10,217,424

End of year	$5,039,410,817	$4,096,070,189	$141,988,991	$13,528,789

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

18	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares China Large-Cap ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$43.14	$42.57	$35.11	$40.66	$41.05

Net investment income(a)	1.07	1.27	0.86	0.65	1.10
Net realized and unrealized gain (loss)(b)	(1.73)	0.80	7.47	(5.18)	(0.73)

Net increase (decrease) from investment operations	(0.66)	2.07	8.33	(4.53)	0.37

Distributions(c)
From net investment income	(0.85)	(1.50)	(0.87)	(1.02)	(0.76)

Total distributions	(0.85)	(1.50)	(0.87)	(1.02)	(0.76)

Net asset value, end of year	$41.63	$43.14	$42.57	$35.11	$40.66

Total Return
Based on net asset value	(1.44)%	4.73%	24.23%	(11.13)%	0.82%

Ratios to Average Net Assets
Total expenses	0.74%	0.74%	0.74%	0.74%	0.73%

Net investment income	2.55%	2.75%	2.26%	1.87%	2.53%

Supplemental Data
Net assets, end of year (000)	$5,039,411	$4,096,070	$3,346,303	$3,586,773	$6,593,654

Portfolio turnover rate(d)	14%	18%	15%	15%	36%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI China A ETF
	Year Ended 07/31/19		Year Ended 07/31/18		Year Ended 07/31/17	Period From 06/13/16 to 07/31/16	(a)

Net asset value, beginning of period	$27.06		$29.19		$25.68	$24.13

Net investment income(b)	0.84		0.56		0.30	0.28
Net realized and unrealized gain (loss)(c)	1.67		(2.38)		3.66	1.27

Net increase (decrease) from investment operations	2.51		(1.82)		3.96	1.55

Distributions(d)
From net investment income	(0.19)		(0.31)		(0.45)	—
From net realized gain	(0.70)		—		—	—

Total distributions	(0.89)		(0.31)		(0.45)	—

Net asset value, end of period	$28.68		$27.06		$29.19	$25.68

Total Return
Based on net asset value	9.97%		(6.33	)%(e)	15.65%	6.47	%(f)(g)

Ratios to Average Net Assets
Total expenses	0.65%		0.65%		0.65%	0.65	%(h)

Total expenses after fees waived	0.24%		0.55%		0.65%	0.65	%(h)

Net investment income	3.10%		1.81%		1.13%	8.42	%(h)

Supplemental Data
Net assets, end of period (000)	$141,989		$13,529		$10,217	$8,989

Portfolio turnover rate(i)	44	%(j)	154%		13%	1	%(f)

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e) Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been -6.54%.

(f)  Not annualized.

(g) The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was 6.42%.

(h) Annualized.

(i)  Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(j) Portfolio turnover rate excluding cash creations was as follows:	22%		—		—	—

See notes to financial statements.

20	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
China Large-Cap	Non-diversified
MSCI China A	Diversified	(a)

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss)from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (continued)

the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of July 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or

22	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

China Large-Cap
Citigroup Global Markets Inc.	$20,603,677	$20,603,677		$—	$—
Credit Suisse Securities (USA) LLC	30,646,059	30,646,059		—	—
Goldman Sachs & Co.	20,042,574	20,042,574		—	—
HSBC Bank PLC	44,640,701	44,640,701		—	—
JPMorgan Securities LLC	23,122,420	23,122,420		—	—
Morgan Stanley & Co. LLC	80,328,465	80,328,465		—	—
SG Americas Securities LLC	65,959	65,959		—	—

	$219,449,855	$219,449,855		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares China Large-Cap ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fee
First $6 billion	0.74%
Over $6 billion, up to and including $9 billion	0.67
Over $9 billion, up to and including $12 billion	0.60
Over $12 billion	0.54

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (continued)

For its investment advisory services to the iShares MSCI China A ETF, BFA is entitled to an annual investment advisory fee of 0.65%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: For the year ended July 31, 2019, BFA voluntarily waived its investment advisory fee for the iShares MSCI China A ETF in the amount of $340,563.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended July 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
China Large-Cap	$1,172,088

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
China Large-Cap	$47,093,673	$39,218,632

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
China Large-Cap	$2,824,679,592	$787,389,042
MSCI China A	152,895,189	36,361,521

24	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

For the year ended July 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
China Large-Cap	$—	$941,543,858

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2019, the following permanent differences attributable to the expiration of capital loss carryforwards and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
China Large-Cap	$19,722,027	$(19,722,027)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/19	Year Ended 07/31/18
China Large-Cap
Ordinary income	$116,078,962	$128,422,872

MSCI China A
Ordinary income	$812,083	$121,649
Long-term capital gains	1,723,902	—

	$2,535,985	$121,649

As of July 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total
China Large-Cap	$74,097,345	$ (1,894,027,145)		$(145,153,358)		$(1,965,083,158)
MSCI China A	1,977,170	(2,380,091)		12,162,700		11,759,779

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
China Large-Cap	$5,384,328,960	$597,752,992	$(742,800,879)	$ (145,047,887)
MSCI China A	129,517,432	14,560,656	(2,402,988)	12,157,668

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (continued)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The iShares MSCI China A ETF invests in A-shares (i.e., equity securities of companies based in the People’s Republic of China (“China” or “PRC”) that trade on the Shanghai Stock Exchange and Shenzhen Stock Exchange) primarily through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”). Investing in A-shares through Stock Connect is subject to trading, clearance and settlement procedures, which could pose risks to the Fund. Trading through Stock Connect is subject to a daily quota, which limits the maximum net purchases under Stock Connect each day. The daily quota may restrict the Fund’s ability to invest in A-shares on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. Additionally, the Fund may be subject to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. The A-shares market has a higher propensity for trading suspensions than many other global equity markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

26	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Transactions in capital shares were as follows:

	Year Ended 07/31/19		Year Ended 07/31/18
iShares ETF	Shares	Amount	Shares	Amount

China Large-Cap
Shares sold	48,750,000	$1,996,333,663	17,100,000	$818,533,649
Shares redeemed	(22,650,000)	(954,382,563)	(750,000)	(36,145,984)

Net increase	26,100,000	$1,041,951,100	16,350,000	$782,387,665

MSCI China A
Shares sold	5,100,000	$135,402,218	350,000	$10,383,995
Shares redeemed	(650,000)	(18,660,839)	(200,000)	(5,981,295)

Net increase	4,450,000	$116,741,379	150,000	$4,402,700

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
China Large-Cap	$128,422,872
MSCI China A	121,649

Undistributed net investment income as of July 31, 2018 are as follows:

iShares ETF	Undistributed net investment income
China Large-Cap	$ 49,075,759
MSCI China A	155,605

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (continued)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

28	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares China Large-Cap ETF and iShares MSCI China A ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares China Large-Cap ETF and iShares MSCI China AETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2019, the related statements of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	29

Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2019:

iShares ETF	Qualified Dividend Income
China Large-Cap	$164,070,946
MSCI China A	3,014,745

For the fiscal year ended July 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
China Large-Cap	$191,229,159	$14,046,914
MSCI China A	3,083,351	307,162

The following distribution amounts are hereby designated for the fiscal year ended July 31, 2019:

iShares ETF	20% Rate Long-Term Capital Gain Dividends
MSCI China A	$1,723,902

30	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Trust

iShares China Large-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	31

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

32	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI China A ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider),objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s)for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	33

Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies ofscale are difficult to measure. The 15(c)Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology),payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

34	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI China A	$0.185046	$ 0.703634	$—	$0.888680	21%	79%	—%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares China Large-Cap ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	3	0.22%
Greater than 2.5% and Less than 3.0%	7	0.51
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	32	2.32
Greater than 1.0% and Less than 1.5%	73	5.28
Greater than 0.5% and Less than 1.0%	212	15.34
Greater than 0.0% and Less than 0.5%	383	27.70
At NAV	8	0.58
Less than 0.0% and Greater than –0.5%	331	23.95
Less than –0.5% and Greater than –1.0%	186	13.47
Less than –1.0% and Greater than –1.5%	71	5.14
Less than –1.5% and Greater than –2.0%	36	2.60
Less than –2.0% and Greater than –2.5%	10	0.72
Less than –2.5% and Greater than –3.0%	11	0.80
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	1	0.07
Less than –5.0% and Greater than –5.5%	1	0.07

	1,382	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	35

Supplemental Information (unaudited) (continued)

iShares MSCI China A ETF

Period Covered: June 15, 2016 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	3	0.39%
Greater than 3.5% and Less than 4.0%	1	0.13
Greater than 3.0% and Less than 3.5%	4	0.52
Greater than 2.5% and Less than 3.0%	5	0.65
Greater than 2.0% and Less than 2.5%	14	1.83
Greater than 1.5% and Less than 2.0%	51	6.67
Greater than 1.0% and Less than 1.5%	139	18.17
Greater than 0.5% and Less than 1.0%	284	37.13
Greater than 0.0% and Less than 0.5%	189	24.71
Less than 0.0% and Greater than –0.5%	56	7.32
Less than –0.5% and Greater than –1.0%	10	1.31
Less than –1.0% and Greater than –1.5%	4	0.52
Less than –1.5% and Greater than –2.0%	2	0.26
Less than –2.0% and Greater than –2.5%	1	0.13
Less than –2.5% and Greater than –3.0%	1	0.13
Less than –3.0% and Greater than –3.5%	1	0.13

	765	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares China Large-Cap ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

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Supplemental Information (unaudited) (continued)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2018 was USD 605.78 thousand. This figure is comprised of fixed remuneration of USD 261.79 thousand and variable remuneration of USD 343.99 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 84.1 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 11.03 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	37

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 360 funds as of July 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park, Martin Small and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park, Mr. Small and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (60)	Trustee (since 2017);15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011);Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001- 2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).
Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

(a)	Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	39

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

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For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited or MSCI Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

JULY 31, 2019

2019 ANNUAL REPORT

iShares Trust

▶	iShares Core Aggressive Allocation ETF | AOA | NYSE Arca
▶	iShares Core Conservative Allocation ETF | AOK | NYSE Arca
▶	iShares Core Growth Allocation ETF | AOR | NYSE Arca
▶	iShares Core Moderate Allocation ETF | AOM | NYSE Arca
▶	iShares Morningstar Multi-Asset Income ETF | IYLD | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced for the 12 months ended July 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.95% in U.S. dollar terms for the reporting period.

Global stocks declined sharply in the second half of 2018 amid high volatility, before rebounding in 2019 to post modest gains for the reporting period. The initial downturn was prompted by trade tensions, particularly between the U.S. and China, and slowing global economic growth. Markets later recovered from a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending.

The most influential central banks reacted to signs of an economic slowdown by changing their outlook for interest rate policy, which supported markets in the second half of the reporting period. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady in early 2019, and lowered interest rates in July 2019 for the first time in 11 years. The European Central Bank sustained its already negative short-term interest rates, while signaling an interest rate decrease, in the second half of 2019, and the return of its monetary stimulus program. The Bank of Japan also sustained negative short-term interest rates while signaling a possible future decrease, while the Chinese government enacted stimulus measures. Expectations of lower borrowing costs and the corresponding increases in the global money supply drove risk assets to record highs.

The U.S. stock market advanced as unemployment decreased to its lowest level since 1969, despite variable economic growth. Consumer spending was robust, as steady job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level since 2010. A budget deal reached in July 2019 promised to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased and bond issuance by the U.S. Treasury Department reached a record high. Trade tensions between the U.S. and China persisted, as the U.S. implemented tariffs on $200 million of Chinese imports and publicly discussed further tariffs. However, market reaction to the negotiations lessened over time as investors became more optimistic that the Trump administration would minimize the effect of trade policy on markets.

The Eurozone economy grew at a slower pace, as economic growth varied widely by country. Ongoing trade tensions and the resulting slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. Smaller economies, such as Ireland and Malta, grew at a fast pace, while Italy entered a recession before returning to growth in early 2019.

Emerging markets posted relatively flat during the reporting period, albeit with a relatively high amount of volatility. In the first half of the reporting period, emerging market stocks declined sharply, as rising interest rates and a strengthening U.S. dollar led to concerns among investors about foreign-denominated debt. However, a shift to looser monetary policy and desire for yield supported emerging market stocks in 2019, reversing previous declines.

Markets in the Asia-Pacific region were negatively affected by trade tensions between the U.S. and China and a slowdown in the Chinese economy. Countries throughout the Asia-Pacific region supply China with many industrial and consumer goods and services, and corporate earnings in the region were moderated by China’s recent struggles.

M A R K E T O V E R V I E W	3

Fund Summary as of July 31, 2019	iShares® Core Aggressive Allocation ETF

Investment Objective

The iShares Core Aggressive Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent an aggressive target risk allocation strategy, as represented by the S&P Target Risk Aggressive Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	2.99%	6.48%	9.94%	2.99%	36.91%	157.93%
Fund Market	3.10	6.50	9.93	3.10	36.98	157.67
Index	3.12	6.61	10.07	3.12	37.70	161.03

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

	Actual				Hypothetical 5% Return

Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,069.00	$ 0.97		$ 1,000.00	$ 1,023.90	$ 0.95		0.19%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

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Fund Summary as of July 31, 2019 (continued)	iShares® Core Aggressive Allocation ETF

Portfolio Management Commentary

The Index’s mix of stock and bond funds designed to represent an aggressive target risk allocation strategy posted a positive return for the reporting period, with both equity and bond funds contributing. The equity allocation, which represented approximately 80% of the Index on average, contributed slightly more than the bond component.

Within the equity allocation, large capitalization U.S. stocks were the leading contributors, with the information technology sector performing particularly well. The software and services industry benefited from the continued growth of software as a service. Despite a slowdown in global smartphone sales, the technology hardware and equipment industry was also a source of strength, benefiting from increasing sales of smartphone-related software and services. Consumer-based sectors also helped the Index’s performance, as retail sales rose, driven by solid wage growth amid low inflation.

Several of the Index’s international equity allocations, including international developed markets, detracted from the Index’s return. Japanese stocks declined due to trade tensions between the U.S. and China, which negatively affected Japan’s export-reliant economy. Sluggish European economic growth and uncertainty surrounding Brexit worked against stocks in the U.K. and Germany.

Emerging market equities, particularly in South Korea and China, detracted from the Index’s return. Higher interest rates in the first half of the reporting period increased borrowing costs, particularly for countries and companies with debt denominated in foreign currencies. As central banks stopped raising interest rates in 2019, emerging markets recovered some of their earlier losses. Slowing trade flows resulting from the ongoing trade dispute also weighed on many emerging countries during the reporting period.

The bond component of the Index, which represented approximately 20% of the Index on average, was a modest contributor to the Index’s performance. Within the bond allocation, U.S. government and corporate bonds were the leading contributors. Bond prices benefited from low inflation and the Fed’s shift to holding interest rates steady for six months followed by its subsequent interest rate decrease in July 2019, which marked the first time in nearly 11 years that the Fed lowered interest rates. Concerns about slowing economic growth and demand for less risky assets also helped lower bond yields (bond prices and bond yields are inversely related).

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percentage of Total Investments	(a)
Domestic Equity	43.3%
International Equity	36.1
Domestic Fixed Income	17.5
International Fixed Income	3.1

(a)	Excludes money market funds.

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
iShares Core S&P 500 ETF	39.3%
iShares Core MSCI International Developed Markets ETF	28.1
iShares Core Total USD Bond Market ETF	17.5
iShares Core MSCI Emerging Markets ETF	8.0
iShares Core International Aggregate Bond ETF	3.1

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2019	iShares® Core Conservative Allocation ETF

Investment Objective

The iShares Core Conservative Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a conservative target risk allocation strategy, as represented by the S&P Target Risk Conservative Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	6.17%	4.12%	5.34%	6.17%	22.35%	68.19%
Fund Market	6.26	4.12	5.35	6.26	22.38	68.33
Index	6.17	4.20	5.41	6.17	22.83	69.44

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)

$ 1,000.00	$ 1,060.20	$ 0.97		$ 1,000.00	$ 1,023.90	$ 0.95		0.19%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

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Fund Summary as of July 31, 2019 (continued)	iShares® Core Conservative Allocation ETF

Portfolio Management Commentary

The Index’s mix of stock and bond funds designed to represent a conservative target risk allocation strategy posted a positive return for the reporting period, with both bond and equity allocations contributing to the Index’s return. The bond allocation, which represented approximately 70% of the Index on average, contributed significantly more than the equity component.

Within the bond allocation, U.S. government and corporate bonds were the leading contributors. Bond prices benefited from low inflation and the Fed’s shift to holding interest rates steady for six months followed by its subsequent interest rate decrease in July 2019, which marked the first time in nearly 11 years that the Fed lowered interest rates. Concerns about slowing economic growth and demand for less risky assets also helped lower bond yields (bond prices and bond yields are inversely related). Bonds in the government, corporate, and securitized sectors contributed to the Index’s return, with corporate bonds contributing the most, as demand for higher-yielding debt was strong. As yields on global bonds declined, the yields on over a quarter of all investment-grade bonds became negative. Despite negative yields, foreign investors stepped up their purchases of U.S. corporate bonds, sending yields lower. Mortgage-backed securities were a modest contributor: The Fed announced plans to reduce mortgage holdings, and mortgage refinancing rose with lower interest rates during the second half of the reporting period.

International non-U.S. dollar denominated investment-grade bonds also contributed, as investors sought safer investments due to slowing economic growth. Low inflation and rate reductions by central banks late in the reporting period also contributed to the decline in global bond yields.

The equity component of the Index, which represented approximately 30% of the return on average, contributed slightly to its performance. Within the equity allocation, large capitalization U.S. stocks were the leading contributors, with the information technology sector performing particularly well. The software and services industry benefited from the continued growth of software as a service.

International developed market equities detracted from the Index’s return, as Japanese stocks declined due to trade tensions between the U.S. and China, which negatively affected Japan’s export-reliant economy. Sluggish European economic growth and uncertainty surrounding Brexit worked against stocks in the U.K. and Germany.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percentage of Total Investments	(a)
Domestic Fixed Income	60.1%
Domestic Equity	15.9
International Equity	13.3
International Fixed Income	10.7

(a)	Excludes money market funds.

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
iShares Core Total USD Bond Market ETF	60.1%
iShares Core S&P 500 ETF	14.5
iShares Core International Aggregate Bond ETF	10.7
iShares Core MSCI International Developed Markets ETF	10.3
iShares Core MSCI Emerging Markets ETF	2.9

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2019	iShares® Core Growth Allocation ETF

Investment Objective

The iShares Core Growth Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a growth allocation target risk strategy, as represented by the S&P Target Risk Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	4.24%	5.71%	8.04%	4.24%	32.01%	116.63%
Fund Market	4.24	5.71	8.03	4.24	32.00	116.50
Index	4.35	5.82	8.15	4.35	32.66	118.90

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,065.40	$ 0.97		$ 1,000.00	$ 1,023.90	$ 0.95		0.19%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® Core Growth Allocation ETF

Portfolio Management Commentary

The Index’s mix of stock and bond funds designed to represent a growth target risk allocation strategy posted a positive return for the reporting period, with both equity and bond funds contributing. The bond allocation, which represented approximately 40% of the Index on average, was a more significant contributor than the equity component.

Within the bond allocation, U.S. government and corporate bonds were the leading contributors. Bond prices benefited from low inflation and the Fed’s shift to holding interest rates steady for six months followed by its subsequent interest rate decrease in July 2019, which marked the first time in nearly 11 years that the Fed lowered interest rates. Concerns about slowing economic growth and demand for less risky assets also helped lower bond yields (bond prices and bond yields are inversely related). Bonds in the government, corporate, and securitized sectors contributed to the Index’s return, with corporate bonds contributing the most, as demand for higher-yielding debt was strong. As yields on global bonds declined, the yields on over a quarter of all investment-grade bonds became negative. Despite negative yields, foreign investors stepped up their purchases of U.S. corporate bonds, sending yields lower.

The equity component of the Index, which represented approximately 60% of the Index on average, was a modest contributor to the Index’s performance. Within the equity allocation, large capitalization U.S. stocks were the leading contributors, with the information technology sector performing particularly well. The software and services industry benefited from the continued growth of software as a service. Consumer-based sectors also helped the Index’s performance, as retail sales rose, driven by solid wage growth amid low inflation.

Several of the Index’s international equity allocations, including international developed markets, detracted from the Index’s return. Japanese stocks declined due to trade tensions between the U.S. and China, which negatively affected Japan’s export-reliant economy. Sluggish European economic growth and uncertainty surrounding Brexit worked against stocks in the U.K. and Germany.

Emerging market equities, particularly in South Korea and China, detracted from the Index’s return, declining sharply in the first half of the reporting period on higher interest rates, which increased borrowing costs, particularly for countries and companies with debt denominated in foreign currencies. As central banks stopped raising interest rates in 2019, emerging markets recovered some of their earlier losses. Slowing trade flows resulting from the ongoing trade dispute also weighed on many emerging countries during the reporting period.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percentage of Total Investments	(a)
Domestic Fixed Income	34.8%
Domestic Equity	32.2
International Equity	26.8
International Fixed Income	6.2

(a)	Excludes money market funds.

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
iShares Core Total USD Bond Market ETF	34.8%
iShares Core S&P 500 ETF	29.3
iShares Core MSCI International Developed Markets ETF	20.9
iShares Core International Aggregate Bond ETF	6.2
iShares Core MSCI Emerging Markets ETF	5.9

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2019	iShares® Core Moderate Allocation ETF

Investment Objective

The iShares Core Moderate Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a moderate target risk allocation strategy, as represented by the S&P Target Risk Moderate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	5.52%	4.60%	6.23%	5.52%	25.24%	83.00%
Fund Market	5.66	4.61	6.23	5.66	25.30	83.06
Index	5.56	4.69	6.32	5.56	25.76	84.63

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,062.10	$ 0.97		$ 1,000.00	$ 1,023.90	$ 0.95		0.19%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® Core Moderate Allocation ETF

Portfolio Management Commentary

The Index’s mix of stock and bond funds designed to represent a moderate target risk allocation strategy posted a positive return for the reporting period, with both bond and equity allocations contributing to the Index’s return. The bond allocation, which represented approximately 60% of the Index on average, contributed significantly more than the equity component.

Within the bond allocation, U.S. government and corporate bonds were the leading contributors. Bond prices benefited from low inflation and the Fed’s shift to holding interest rates steady for six months followed by its subsequent interest rate decrease in July 2019, which marked the first time in nearly 11 years that the Fed lowered interest rates. Concerns about slowing economic growth and demand for less risky assets also helped lower bond yields (bond prices and bond yields are inversely related). Bonds in the government, corporate, and securitized sectors contributed to the Index’s return, with corporate bonds contributing the most, as demand for higher-yielding debt was strong. As yields on global bonds declined, the yields on over a quarter of all investment-grade bonds became negative. Despite negative yields, foreign investors stepped up their purchases of U.S. corporate bonds, sending yields lower.

International non-U.S. dollar denominated investment-grade bonds also contributed, as investors sought safer investments due to slowing economic growth. Low inflation and rate reductions by central banks late in the reporting period also contributed to the decline in global bond yields.

The equity component of the Index, which represented approximately 40% of the return on average, contributed slightly to its performance. Within the equity allocation, large capitalization U.S. stocks were the leading contributors, with the information technology sector performing particularly well. The software and services industry benefited from the continued growth of software as a service. The move toward subscription-based software drove profitability in the industry by providing consistent revenues while reducing training costs.

International developed market equities detracted from the Index’s return, as Japanese stocks declined due to trade tensions between the U.S. and China, which negatively affected Japan’s export-reliant economy. Sluggish European economic growth and uncertainty surrounding Brexit worked against stocks in the U.K. and Germany.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percentage of Total Investments(a)
Domestic Fixed Income	51.7%
Domestic Equity	21.3
International Equity	17.8
International Fixed Income	9.2

(a)	Excludes money market funds.

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments(a)
iShares Core Total USD Bond Market ETF	51.7%
iShares Core S&P 500 ETF	19.4
iShares Core MSCI International Developed Markets ETF	13.8
iShares Core International Aggregate Bond ETF	9.2
iShares Core MSCI Emerging Markets ETF	3.9

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2019	iShares® Morningstar Multi-Asset Income ETF

Investment Objective

The iShares Morningstar Multi-Asset Income ETF (the “Fund”) seeks to track the investment results of an index composed of underlying equity, fixed income and other income funds that collectively seek to deliver high current income while providing an opportunity for capital appreciation, as represented by the Morningstar® Multi-Asset High Income IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	5.92%	4.23%	5.39%	5.92%	23.00%	46.94%
Fund Market	5.96	4.23	5.40	5.96	23.00	46.99
Index	6.03	4.25	5.39	6.03	23.14	46.87

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/5/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,044.10	$ 1.17		$ 1,000.00	$ 1,023.70	$ 1.15		0.23%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® Morningstar Multi-Asset Income ETF

Portfolio Management Commentary

The Index’s mix of stock, bond, and real estate investment trust (“REIT”) funds designed to seek a high current income while providing an opportunity for capital appreciation posted a positive return for the reporting period. The bond allocation, which represented approximately 65% of the Index on average, was the largest contributor to the Index’s return.

Within the bond allocation, U.S. dollar-denominated emerging market bonds were the leading contributors. These bonds benefited from the shift by central banks globally towards a looser interest rate policy in the second half of the reporting period. Several emerging market economies, including India, Russia, Brazil, the Philippines, and Ukraine, lowered headline interest rates in 2019. Investors in search of yield anticipated that these interest rate decreases would stimulate flagging economies, and emerging market bonds consequently became more attractive.

U.S. corporate bonds also performed well, as demand for higher-yielding debt was strong. As yields on global bonds declined, the yields on over a quarter of all investment-grade bonds became negative. Despite negative yields, foreign investors stepped up their purchases of U.S. corporate bonds, sending yields lower (bond yields and prices are inversely related). Intermediate-term investment grade corporate bonds were the largest contributors to the Index’s return. High-yield U.S. corporate bonds were also solid contributors, reflecting demand for high-yield debt and greater risk tolerance from fixed-income investors.

REITs, which represented approximately 15% of the Index on average, contributed slightly to the Index’s performance. Because they are reliant on debt, REITs typically struggle when interest rates and borrowing costs rise. Consequently, REITs trailed for the first half of the reporting period but rebounded as the Fed implemented more accommodative interest rate policy in 2019.

On the downside, equities, which represented approximately 20% of the Index on average, detracted fractionally from the Index’s return. The principal detractor among equities was international stocks in developed countries with relatively high dividends. These stocks struggled primarily due to sluggish European economic growth and uncertainty surrounding Brexit. Value stocks from developed countries other than the U.S. and Canada were also detractors. Some equity funds made a positive contribution, however, including high-dividend stocks from emerging markets and high-dividend U.S. equities.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percentage of Total Investments(a)
International Fixed Income	25.7%
Non-Investment Grade Bonds	19.8
Investment Grade Bonds	15.2
Domestic Real Estate	14.8
International Equity	14.4
Domestic Equity	10.1

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments(a)
iShares iBoxx $ High Yield Corporate Bond ETF	19.8%
iShares J.P. Morgan USD Emerging Markets Bond ETF	15.2
iShares Mortgage Real Estate ETF	14.8
iShares International Select Dividend ETF	14.4
iShares Intermediate-Term Corporate Bond ETF	12.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2019	iShares® Core Aggressive Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Investment Companies

Domestic Equity — 43.2%
iShares Core S&P 500 ETF(a)	1,245,748	$372,765,174
iShares Core S&P Mid-Cap ETF(a)	132,232	25,951,852
iShares Core S&P Small-Cap ETF(a)(b)	142,979	11,325,367

		410,042,393

Domestic Fixed Income — 17.5%
iShares Core Total USD Bond Market ETF(a)(b)	3,215,410	166,204,543

International Equity — 36.1%
iShares Core MSCI Emerging Markets ETF(a)	1,507,855	75,664,164
iShares Core MSCI International Developed Markets ETF(a)	4,950,463	266,384,414

		342,048,578

International Fixed Income — 3.1%
iShares Core International Aggregate Bond ETF(a)	538,028	29,677,624

Total Investment Companies — 99.9% (Cost: $879,660,647)		947,973,138

Short-Term Investments

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(a)(c)(d)	9,002,134	9,006,635

Security	Shares	Value
Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(a)(c)	1,064,000	$1,064,000

		10,070,635

Total Short-Term Investments — 1.1% (Cost: $10,070,600)		10,070,635

Total Investments in Securities — 101.0% (Cost: $889,731,247)		958,043,773

Other Assets, Less Liabilities — (1.0)%		(9,147,899)

Net Assets — 100.0%		$948,895,874

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Shares Purchased	Shares Sold		Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	20,124,163	—	(11,122,029	)(b)	9,002,134	$9,006,635	$88,656	(c)	$1,835		$(2,492)
BlackRock Cash Funds: Treasury, SL Agency Shares	1,563,863	—	(499,863	)(b)	1,064,000	1,064,000	46,978		—		—
iShares Core International Aggregate Bond ETF	533,153	215,655	(210,780)		538,028	29,677,624	1,215,940		240,593		1,337,259
iShares Core MSCI Emerging Markets ETF	1,198,577	734,801	(425,523)		1,507,855	75,664,164	2,010,337		1,854,016		(6,568,383)
iShares Core MSCI International Developed Markets ETF	4,662,682	1,887,903	(1,600,122)		4,950,463	266,384,414	7,897,070		1,341,799		(15,101,815)
iShares Core S&P 500 ETF	1,209,304	423,463	(387,019)		1,245,748	372,765,174	7,500,343		24,246,247		(1,402,252)
iShares Core S&P Mid-Cap ETF	137,709	52,328	(57,805)		132,232	25,951,852	390,180		514,379		(721,891)
iShares Core S&P Small-Cap ETF	152,346	71,555	(80,922)		142,979	11,325,367	165,676		1,187,273		(1,867,545)
iShares Core Total USD Bond Market ETF	3,085,880	1,178,809	(1,049,279)		3,215,410	166,204,543	4,766,510		(66,873)		7,356,634

						$958,043,773	$24,081,690		$29,319,269		$(16,970,485)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) July 31, 2019	iShares® Core Aggressive Allocation ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$947,973,138	$—	$—	$947,973,138
Money Market Funds	10,070,635	—	—	10,070,635

	$958,043,773	$—	$—	$958,043,773

See notes to financial statements.

16	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2019	iShares® Core Conservative Allocation ETF (Percentages shown are based on Net Asset)

Security	Shares	Value

Investment Companies

Domestic Equity — 15.9%
iShares Core S&P 500 ETF(a)	255,259	$76,381,151
iShares Core S&P Mid-Cap ETF(a)	27,109	5,320,412
iShares Core S&P Small-Cap ETF(a)(b)	29,339	2,323,942

		84,025,505

Domestic Fixed Income — 60.1%
iShares Core Total USD Bond Market ETF(a)(b)	6,147,871	317,783,452

International Equity — 13.2%
iShares Core MSCI Emerging Markets ETF(a)	308,938	15,502,509
iShares Core MSCI International Developed Markets ETF(a)(b)	1,014,391	54,584,379

		70,086,888

International Fixed Income — 10.7%
iShares Core International Aggregate Bond ETF(a)(b)	1,028,641	56,739,838

Total Investment Companies — 99.9% (Cost: $509,571,723)		528,635,683

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(a)(c)(d)	5,584,540	5,587,332

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(a)(c)	503,000	$503,000

		6,090,332

Total Short-Term Investments — 1.2% (Cost: $6,090,332)		6,090,332

Total Investments in Securities — 101.1% (Cost: $515,662,055)		534,726,015

Other Assets, Less Liabilities — (1.1)%		(5,661,750)

Net Assets — 100.0%		$529,064,265

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

											Change in
	Shares					Shares				Net	Unrealized
	Held at	Shares		Shares		Held at	Value at			Realized	Appreciation
Affiliated Issuer	07/31/18	Purchased		Sold		07/31/19	07/31/19	Income		Gain (Loss) (a)	(Depreciation )

BlackRock Cash Funds: Institutional, SL Agency Shares	1,149,942	4,434,598	(b)	—		5,584,540	$5,587,332	$44,499	(c)	$(224)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	514,739	—		(11,739	)(b)	503,000	503,000	14,663		—	—
iShares Core International Aggregate Bond ETF	950,089	435,259		(356,707)		1,028,641	56,739,838	2,317,171		466,249	2,374,807
iShares Core MSCI Emerging Markets ETF	216,153	181,942		(89,157)		308,938	15,502,509	422,499		(118,875)	(811,381)
iShares Core MSCI International Developed Markets ETF	929,285	508,887		(423,781)		1,014,391	54,584,379	1,629,927		172,426	(2,811,603)
iShares Core S&P 500 ETF	240,723	115,724		(101,188)		255,259	76,381,151	1,530,521		6,226,459	(1,771,245)
iShares Core S&P Mid-Cap ETF	28,715	16,822		(18,428)		27,109	5,320,412	78,857		486,509	(398,196)
iShares Core S&P Small-Cap ETF	33,447	24,692		(28,800)		29,339	2,323,942	33,832		289,919	(393,656)
iShares Core Total USD Bond Market ETF	5,660,863	2,484,597		(1,997,589)		6,147,871	317,783,452	8,991,095		540,979	13,477,550

							$534,726,015	$15,063,064		$8,063,442	$9,666,276

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2019	iShares® Core Conservative Allocation ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$528,635,683	$—	$—	$528,635,683
Money Market Funds	6,090,332	—	—	6,090,332

	$534,726,015	$—	$—	$534,726,015

See notes to financial statements.

18	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2019	iShares® Core Growth Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Equity — 32.1%
iShares Core S&P 500 ETF(a)	1,279,345	$382,818,404
iShares Core S&P Mid-Cap ETF(a)	135,794	26,650,930
iShares Core S&P Small-Cap ETF(a)(b)	146,788	11,627,078

		421,096,412

Domestic Fixed Income — 34.8%
iShares Core Total USD Bond Market ETF(a)	8,805,654	455,164,255

International Equity — 26.8%
iShares Core MSCI Emerging Markets ETF(a)	1,548,502	77,703,830
iShares Core MSCI International Developed Markets ETF(a)	5,083,998	273,569,933

		351,273,763

International Fixed Income — 6.2%
iShares Core International Aggregate Bond ETF(a)	1,473,411	81,273,351

Total Investment Companies — 99.9% (Cost: $1,234,618,919)		1,308,807,781

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(a)(c)(d)	11,252,891	11,258,517

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(a)(c)	1,663,000	$1,663,000

		12,921,517

Total Short-Term Investments — 1.0% (Cost: $12,921,448)		12,921,517

Total Investments in Securities — 100.9% (Cost: $1,247,540,367)		1,321,729,298

Other Assets, Less Liabilities — (0.9)%		(11,470,359)

Net Assets — 100.0%		$1,310,258,939

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

											Change in
	Shares				Shares				Net		Unrealized
	Held at	Shares		Shares	Held at	Value at			Realized		Appreciation
Affiliated Issuer	07/31/18	Purchased		Sold	07/31/19	07/31/19	Income		Gain (Loss)	(a)	(Depreciation )

BlackRock Cash Funds: Institutional, SL Agency Shares	3,909,951	7,342,940	(b)	—	11,252,891	$11,258,517	$99,128	(c)	$5,411		$(298)
BlackRock Cash Funds: Treasury, SL Agency Shares	1,083,431	579,569	(b)	—	1,663,000	1,663,000	58,089		—		—
iShares Core International Aggregate Bond ETF	1,296,426	633,677		(456,692)	1,473,411	81,273,351	3,251,245		601,561		3,204,218
iShares Core MSCI Emerging Markets ETF	1,110,627	819,153		(381,278)	1,548,502	77,703,830	2,058,084		1,676,068		(5,788,877)
iShares Core MSCI International Developed Markets ETF	4,373,793	2,325,384		(1,615,179)	5,083,998	273,569,933	8,048,109		1,614,235		(13,303,262)
iShares Core S&P 500 ETF	1,134,222	532,036		(386,913)	1,279,345	382,818,404	7,476,077		23,237,324		1,101,663
iShares Core S&P Mid-Cap ETF	129,926	71,349		(65,481)	135,794	26,650,930	387,100		755,815		(687,646)
iShares Core S&P Small-Cap ETF	144,695	85,216		(83,123)	146,788	11,627,078	165,401		1,053,381		(1,653,370)
iShares Core Total USD Bond Market ETF	7,675,408	3,630,598		(2,500,352)	8,805,654	455,164,255	12,654,403		568,367		20,081,917

						$1,321,729,298	$34,197,636		$29,512,162		$2,954,345

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2019	iShares® Core Growth Allocation ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$1,308,807,781	$—	$—	$1,308,807,781
Money Market Funds	12,921,517	—	—	12,921,517

	$1,321,729,298	$—	$—	$1,321,729,298

See notes to financial statements.

20	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2019	iShares® Core Moderate Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Equity — 21.3%
iShares Core S&P 500 ETF(a)	714,738	$213,871,052
iShares Core S&P Mid-Cap ETF(a)	75,870	14,890,246
iShares Core S&P Small-Cap ETF(a)(b)	82,019	6,496,725

		235,258,023

Domestic Fixed Income — 51.7%
iShares Core Total USD Bond Market ETF(a)	11,068,790	572,145,755

International Equity — 17.7%
iShares Core MSCI Emerging Markets ETF(a)	865,109	43,411,170
iShares Core MSCI International Developed Markets ETF(a)	2,840,257	152,834,229

		196,245,399

International Fixed Income — 9.2%
iShares Core International Aggregate Bond ETF(a)	1,852,126	102,163,270

Total Investment Companies — 99.9% (Cost: $1,063,300,225)		1,105,812,447

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(a)(c)(d)	6,632,134	6,635,450

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(a)(c)	1,300,000	$1,300,000

		7,935,450

Total Short-Term Investments — 0.7% (Cost: $7,934,229)		7,935,450

Total Investments in Securities — 100.6% (Cost: $1,071,234,454)		1,113,747,897

Other Assets, Less Liabilities — (0.6)%		(6,791,680)

Net Assets — 100.0%		$1,106,956,217

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Shares Purchased	Shares Sold		Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	11,292,283	—	(4,660,149	)(b)	6,632,134	$6,635,450	$128,068	(c)	$12,368		$89
BlackRock Cash Funds: Treasury, SL Agency Shares	1,729,969	—	(429,969	)(b)	1,300,000	1,300,000	63,333		—		—
iShares Core International Aggregate Bond ETF	1,573,105	1,020,611	(741,590)		1,852,126	102,163,270	4,119,979		878,268		3,865,241
iShares Core MSCI Emerging Markets ETF	548,064	648,918	(331,873)		865,109	43,411,170	1,192,539		1,280,885		(3,204,504)
iShares Core MSCI International Developed Markets ETF	2,380,966	1,748,992	(1,289,701)		2,840,257	152,834,229	4,571,782		1,411,217		(7,405,148)
iShares Core S&P 500 ETF	616,952	409,727	(311,941)		714,738	213,871,052	4,255,477		17,571,156		(3,972,968)
iShares Core S&P Mid-Cap ETF	72,839	55,469	(52,438)		75,870	14,890,246	217,191		299,049		(321,611)
iShares Core S&P Small-Cap ETF	83,964	67,588	(69,533)		82,019	6,496,725	93,841		772,253		(1,009,585)
iShares Core Total USD Bond Market ETF	9,358,473	5,921,793	(4,211,476)		11,068,790	572,145,755	15,817,042		1,678,744		24,702,569

						$1,113,747,897	$30,459,252		$23,903,940		$12,654,083

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2019	iShares® Core Moderate Allocation ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$1,105,812,447	$—	$—	$1,105,812,447
Money Market Funds	7,935,450	—	—	7,935,450

	$1,113,747,897	$—	$—	$1,113,747,897

See notes to financial statements.

22	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2019	iShares® Morningstar Multi-Asset Income ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Equity — 10.1%
iShares Core High Dividend ETF(a)	84,893	$8,005,410
iShares Preferred and Income Securities ETF(a)(b)	456,832	17,062,675
iShares Select Dividend ETF(a)(b)	92,898	9,315,812

		34,383,897

Domestic Real Estate — 14.8%
iShares Mortgage Real Estate ETF(a)	1,175,821	50,736,676

International Equity — 14.4%
iShares International Select Dividend ETF(a)(b)	1,648,268	49,365,627

International Fixed Income — 25.7%
iShares J.P. Morgan EM Local Currency Bond ETF(a)	774,389	35,877,443
iShares J.P. Morgan USD Emerging Markets Bond ETF(a)(b)	457,724	52,034,064

		87,911,507

Investment Grade Bonds — 15.2%
iShares Intermediate-Term Corporate Bond ETF(a)	726,016	41,382,912
iShares Long-Term Corporate Bond ETF(a)(b)	162,685	10,418,347

		51,801,259

Non-Investment Grade Bonds — 19.8%
iShares iBoxx $ High Yield Corporate Bond ETF(a)(b)	778,257	67,653,881

Total Investment Companies — 100.0% (Cost: $346,372,779)		341,852,847

Security	Shares	Value

Short-Term Investments

Money Market Funds — 23.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(a)(c)(d)	79,643,936	$79,683,758
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(a)(c)	59,000	59,000

		79,742,758

Total Short-Term Investments — 23.3% (Cost: $79,720,244)		79,742,758

Total Investments in Securities — 123.3% (Cost: $426,093,023)		421,595,605

Other Assets, Less Liabilities — (23.3)%		(79,702,323)

Net Assets — 100.0%		$341,893,282

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Shares Purchased		Shares Sold		Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	83,105,244	—		(3,461,308	)(b)	79,643,936	$79,683,758	$651,294	(c)	$(1,025)	$10,889
BlackRock Cash Funds: Treasury, SL Agency Shares	22,519	36,481	(b)	—		59,000	59,000	7,457		—	—
iShares Core High Dividend ETF	254,175	185,038		(354,320)		84,893	8,005,410	236,302		2,743,650	(2,443,871)
iShares Emerging Markets Dividend ETF	100,486	405,280		(505,766)		—	—	157,990		647,042	8,084
iShares iBoxx $ High Yield Corporate Bond ETF	753,727	181,560		(157,030)		778,257	67,653,881	3,340,145		(219,609)	796,970
iShares iBoxx $ Investment Grade Corporate Bond ETF	140,598	2,288		(142,886)		—	—	139,066		(535,129)	156,774
iShares Intermediate-Term Corporate Bond ETF	—	1,092,108		(366,092)		726,016	41,382,912	1,609,325		466,869	2,292,076
iShares International Select Dividend ETF	1,142,426	787,955		(282,113)		1,648,268	49,365,627	2,755,047		744,707	(5,560,972)
iShares J.P. Morgan EM Local Currency Bond ETF	348,763	534,925		(109,299)		774,389	35,877,443	496,183		(99,030)	1,000,531
iShares J.P. Morgan USD Emerging Markets Bond ETF	444,116	115,729		(102,121)		457,724	52,034,064	2,691,149		(255,051)	2,224,709
iShares Long-Term Corporate Bond ETF	—	165,766		(3,081)		162,685	10,418,347	66,332		3,031	431,855
iShares MBS ETF	468,169	97,727		(565,896)		—	—	214,097		(1,202,847)	1,619,377
iShares Mortgage Real Estate ETF	1,099,409	312,755		(236,343)		1,175,821	50,736,676	3,344,476		451,305	(1,576,576)
iShares MSCI EAFE Value ETF	—	227,410		(227,410)		—	—	—		(601,783)	—
iShares Preferred and Income Securities ETF	435,625	118,933		(97,726)		456,832	17,062,675	886,400		(13,964)	(53,006)
iShares Select Dividend ETF	—	94,615		(1,717)		92,898	9,315,812	77,220		6,760	577,151

							$421,595,605	$16,672,483		$2,134,926	$(516,009)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2019	iShares® Morningstar Multi-Asset Income ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$341,852,847	$—	$—	$341,852,847
Money Market Funds	79,742,758	—	—	79,742,758

	$421,595,605	$—	$—	$421,595,605

See notes to financial statements.

24	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2019

	iShares Core Aggressive Allocation ETF	iShares Core Conservative Allocation ETF	iShares Core Growth Allocation ETF	iShares Core Moderate Allocation ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Affiliated(b)	$958,043,773	$534,726,015	$1,321,729,298	$1,113,747,897
Cash	191	576	974	533
Receivables:
Securities lending income — Affiliated	7,183	4,851	905	8,469
Capital shares sold	—	2,882	—	1,869
Dividends	6,744	1,921	8,940	6,721

Total assets	958,057,891	534,736,245	1,321,740,117	1,113,765,489

LIABILITIES
Collateral on securities loaned, at value	9,005,437	5,587,766	11,261,273	6,632,079
Payables:
Capital shares redeemed	—	—	5,170	—
Investment advisory fees	156,580	84,214	214,735	177,193

Total liabilities	9,162,017	5,671,980	11,481,178	6,809,272

NET ASSETS	$948,895,874	$529,064,265	$1,310,258,939	$1,106,956,217

NET ASSETS CONSIST OF:
Paid-in capital	$883,284,517	$511,012,746	$1,239,215,812	$1,066,475,560
Accumulated earnings	65,611,357	18,051,519	71,043,127	40,480,657

NET ASSETS	$948,895,874	$529,064,265	$1,310,258,939	$1,106,956,217

Shares outstanding	17,400,000	15,000,000	28,750,000	28,550,000

Net asset value	$54.53	$35.27	$45.57	$38.77

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$8,780,045	$5,461,699	$10,978,744	$6,469,477
(b) Investments, at cost — Affiliated	$889,731,247	$515,662,055	$1,247,540,367	$1,071,234,454

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Assets and Liabilities  (continued)

July 31, 2019

iShares Morningstar Multi-Asset Income ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Affiliated(b)	$421,595,605
Cash	49
Receivables:
Securities lending income — Affiliated	22,179
Dividends	112

Total assets	421,617,945

LIABILITIES
Collateral on securities loaned, at value	79,660,307
Payables:
Capital shares redeemed	456
Investment advisory fees	63,900

Total liabilities	79,724,663

NET ASSETS	$341,893,282

NET ASSETS CONSIST OF:
Paid-in capital	$356,312,002
Accumulated loss	(14,418,720)

NET ASSETS	$341,893,282

Shares outstanding	13,700,000

Net asset value	$24.96

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$77,789,892
(b) Investments, at cost — Affiliated	$426,093,023

See notes to financial statements.

26	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended July 31, 2019

	iShares Core Aggressive Allocation ETF	iShares Core Conservative Allocation ETF	iShares Core Growth Allocation ETF	iShares Core Moderate Allocation ETF

INVESTMENT INCOME
Dividends — Affiliated	$23,993,034	$15,018,565	$34,098,508	$30,331,184
Securities lending income — Affiliated — net	88,656	44,499	99,128	128,068

Total investment income	24,081,690	15,063,064	34,197,636	30,459,252

EXPENSES
Investment advisory fees	2,287,775	1,231,808	3,027,350	2,545,285

Total expenses	2,287,775	1,231,808	3,027,350	2,545,285

Less:
Investment advisory fees waived	(520,157)	(303,423)	(711,303)	(616,535)

Total expenses after fees waived	1,767,618	928,385	2,316,047	1,928,750

Net investment income	22,314,072	14,134,679	31,881,589	28,530,502

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(2,078,946)	(1,071,941)	(2,475,130)	(1,754,873)
In-kind redemptions — Affiliated	31,398,215	9,135,383	31,987,292	25,658,813

Net realized gain	29,319,269	8,063,442	29,512,162	23,903,940

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(16,970,485)	9,666,276	2,954,345	12,654,083

Net change in unrealized appreciation (depreciation)	(16,970,485)	9,666,276	2,954,345	12,654,083

Net realized and unrealized gain	12,348,784	17,729,718	32,466,507	36,558,023

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,662,856	$31,864,397	$64,348,096	$65,088,525

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Operations  (continued)

Year Ended July 31, 2019

iShares Morningstar Multi-Asset Income ETF

INVESTMENT INCOME
Dividends — Affiliated	$16,021,189
Securities lending income — Affiliated — net	651,294

Total investment income	16,672,483

EXPENSES
Investment advisory fees	776,388

Total expenses	776,388

Less:
Investment advisory fees waived	(62,282)

Total expenses after fees waived	714,106

Net investment income	15,958,377

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	683,006
In-kind redemptions — Affiliated	1,451,920

Net realized gain	2,134,926

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(516,009)

Net change in unrealized appreciation (depreciation)	(516,009)

Net realized and unrealized gain	1,618,917

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,577,294

See notes to financial statements.

28	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares		iShares
	Core Aggressive Allocation ETF		Core Conservative Allocation ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$22,314,072	$16,014,088	$14,134,679	$9,462,145
Net realized gain	29,319,269	32,452,267	8,063,442	9,465,103
Net change in unrealized appreciation (depreciation)	(16,970,485)	16,455,079	9,666,276	(5,281,237)

Net increase in net assets resulting from operations	34,662,856	64,921,434	31,864,397	13,646,011

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(22,465,318)	(42,757,528)	(14,216,890)	(14,307,527)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	39,456,615	182,198,098	39,695,501	74,048,285

NET ASSETS(b)
Total increase in net assets	51,654,153	204,362,004	57,343,008	73,386,769
Beginning of year	897,241,721	692,879,717	471,721,257	398,334,488

End of year	$948,895,874	$897,241,721	$529,064,265	$471,721,257

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	Prior year distribution character information has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Changes in Net Assets  (continued)

	iShares		iShares
	Core Growth Allocation ETF		Core Moderate Allocation ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$31,881,589	$21,901,414	$28,530,502	$17,609,912
Net realized gain	29,512,162	52,116,160	23,903,940	22,753,177
Net change in unrealized appreciation (depreciation)	2,954,345	(3,172,354)	12,654,083	(6,562,344)

Net increase in net assets resulting from operations	64,348,096	70,845,220	65,088,525	33,800,745

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(32,096,022)	(52,725,303)	(28,700,097)	(31,213,415)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	159,280,104	71,410,668	161,333,527	170,072,094

NET ASSETS(b)
Total increase in net assets	191,532,178	89,530,585	197,721,955	172,659,424
Beginning of year	1,118,726,761	1,029,196,176	909,234,262	736,574,838

End of year	$1,310,258,939	$1,118,726,761	$1,106,956,217	$909,234,262

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	Prior year distribution character information has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

30	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares
	Morningstar Multi-Asset Income ETF
	Year Ended	Year Ended
	07/31/19	07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$15,958,377	$15,510,280
Net realized gain	2,134,926	2,430,318
Net change in unrealized appreciation (depreciation)	(516,009)	(12,030,466)

Net increase in net assets resulting from operations	17,577,294	5,910,132

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income	(16,652,386)	(16,126,287)
Return of capital	(67,126)	—

Decrease in net assets resulting from distributions to shareholders	(16,719,512)	(16,126,287)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	16,417,034	5,509,769

NET ASSETS(b)
Total increase (decrease) in net assets	17,274,816	(4,706,386)
Beginning of year	324,618,466	329,324,852

End of year	$341,893,282	$324,618,466

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	Prior year distribution character information has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core Aggressive Allocation ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	07/31/19	07/31/18	07/31/17	07/31/16	07/31/15

Net asset value, beginning of year	$54.21	$52.49	$47.02	$47.33	$45.81

Net investment income(a)	1.29	1.06	1.09	1.05	1.05
Net realized and unrealized gain (loss)(b)	0.28	3.51	5.40	(0.38)	1.47

Net increase from investment operations	1.57	4.57	6.49	0.67	2.52

Distributions(c)
From net investment income	(1.25)	(1.05)	(1.02)	(0.98)	(1.00)
From net realized gain	—	(1.80)	—	—	—

Total distributions	(1.25)	(2.85)	(1.02)	(0.98)	(1.00)

Net asset value, end of year	$54.53	$54.21	$52.49	$47.02	$47.33

Total Return
Based on net asset value	2.99%	8.84%	13.99%	1.53%	5.54%

Ratios to Average Net Assets
Total expenses(d)	0.25%	0.25%	0.25%	0.25%	0.25%

Total expenses after fees waived(d)	0.19%	0.18%	0.16%	0.11%	0.11%

Net investment income	2.44%	1.97%	2.23%	2.33%	2.24%

Supplemental Data
Net assets, end of year (000)	$948,896	$897,242	$692,880	$444,366	$376,267

Portfolio turnover rate(e)(f)	4%	40%	1%	6%	58%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying funds in which the Fund is invested. See each underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

32	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core Conservative Allocation ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	07/31/19	07/31/18	07/31/17	07/31/16	07/31/15

Net asset value, beginning of year	$34.18	$34.19	$33.34	$32.51	$32.54

Net investment income(a)	0.98	0.70	0.74	0.65	0.66
Net realized and unrealized gain (loss)(b)	1.08	0.33	0.84	0.83	(0.03)

Net increase from investment operations	2.06	1.03	1.58	1.48	0.63

Distributions(c)
From net investment income	(0.97)	(0.72)	(0.73)	(0.65)	(0.66)
From net realized gain	—	(0.32)	—	—	—

Total distributions	(0.97)	(1.04)	(0.73)	(0.65)	(0.66)

Net asset value, end of year	$35.27	$34.18	$34.19	$33.34	$32.51

Total Return
Based on net asset value	6.17%	3.05%	4.84%	4.65%	1.93%

Ratios to Average Net Assets
Total expenses(d)	0.25%	0.25%	0.25%	0.25%	0.25%

Total expenses after fees waived(d)	0.19%	0.18%	0.14%	0.11%	0.11%

Net investment income	2.87%	2.04%	2.22%	2.04%	2.02%

Supplemental Data
Net assets, end of year (000)	$529,064	$471,721	$398,334	$288,375	$243,851

Portfolio turnover rate(e)(f)	3%	41%	2%	12%	83%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying funds in which the Fund is invested. See each underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core Growth Allocation ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	07/31/19	07/31/18	07/31/17	07/31/16	07/31/15

Net asset value, beginning of year	$44.84	$44.08	$40.81	$40.53	$39.50

Net investment income(a)	1.16	0.88	0.94	0.90	0.91
Net realized and unrealized gain(b)	0.69	1.96	3.22	0.19	0.98

Net increase from investment operations	1.85	2.84	4.16	1.09	1.89

Distributions(c)
From net investment income	(1.12)	(0.90)	(0.89)	(0.81)	(0.86)
From net realized gain	—	(1.18)	—	—	—

Total distributions	(1.12)	(2.08)	(0.89)	(0.81)	(0.86)

Net asset value, end of year	$45.57	$44.84	$44.08	$40.81	$40.53

Total Return
Based on net asset value	4.24%	6.53%	10.33%	2.80%	4.82%

Ratios to Average Net Assets
Total expenses(d)	0.25%	0.25%	0.25%	0.25%	0.25%

Total expenses after fees waived(d)	0.19%	0.18%	0.15%	0.11%	0.11%

Net investment income	2.63%	1.96%	2.26%	2.31%	2.25%

Supplemental Data
Net assets, end of year (000)	$1,310,259	$1,118,727	$1,029,196	$763,086	$455,946

Portfolio turnover rate(e)(f)	4%	44%	2%	11%	75%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying funds in which the Fund is invested. See each underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements

34	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core Moderate Allocation ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	07/31/19	07/31/18	07/31/17	07/31/16	07/31/15

Net asset value, beginning of year	$37.73	$37.48	$35.89	$35.19	$34.99

Net investment income(a)	1.05	0.77	0.81	0.73	0.74
Net realized and unrealized gain(b)	0.99	0.80	1.54	0.66	0.17

Net increase from investment operations	2.04	1.57	2.35	1.39	0.91

Distributions(c)
From net investment income	(1.00)	(0.77)	(0.76)	(0.69)	(0.71)
From net realized gain	—	(0.55)	—	—	—

Total distributions	(1.00)	(1.32)	(0.76)	(0.69)	(0.71)

Net asset value, end of year	$38.77	$37.73	$37.48	$35.89	$35.19

Total Return
Based on net asset value	5.52%	4.24%	6.66%	4.03%	2.62%

Ratios to Average Net Assets
Total expenses(d)	0.25%	0.25%	0.25%	0.25%	0.25%

Total expenses after fees waived(d)	0.19%	0.18%	0.15%	0.11%	0.11%

Net investment income	2.80%	2.03%	2.24%	2.13%	2.10%

Supplemental Data
Net assets, end of year (000)	$1,106,956	$909,234	$736,575	$531,165	$360,717

Portfolio turnover rate(e)(f)	4%	40%	2%	12%	83%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying funds in which the Fund is invested. See each underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Multi-Asset Income ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	07/31/19	07/31/18	07/31/17	07/31/16	07/31/15

Net asset value, beginning of year	$24.87	$25.63	$25.10	$24.64	$26.28

Net investment income(a)	1.25	1.17	1.12	1.04	1.23
Net realized and unrealized gain (loss)(b)	0.16	(0.71)	0.58	0.65	(1.38)

Net increase (decrease) from investment operations	1.41	0.46	1.70	1.69	(0.15)

Distributions(c)
From net investment income	(1.31)	(1.22)	(1.15)	(1.04)	(1.24)
From net realized gain	—	—	—	(0.06)	(0.25)
Return of capital	(0.01)	—	(0.02)	(0.13)	—

Total distributions	(1.32)	(1.22)	(1.17)	(1.23)	(1.49)

Net asset value, end of year	$24.96	$24.87	$25.63	$25.10	$24.64

Total Return
Based on net asset value	5.92%	1.85%	7.01%	7.26%	(0.67)%

Ratios to Average Net Assets
Total expenses(d)	0.25%	0.25%	0.25%	0.25%	0.25%

Total expenses after fees waived(d)	0.23%	0.24%	0.24%	0.24%	0.24%

Net investment income	5.14%	4.65%	4.48%	4.35%	4.77%

Supplemental Data
Net assets, end of year (000)	$341,893	$324,618	$329,325	$238,477	$257,464

Portfolio turnover rate(e)(f)	50%	64%	51%	35%	47%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying funds in which the Fund is invested. See each underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements

36	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core Aggressive Allocation	Diversified
Core Conservative Allocation	Diversified
Core Growth Allocation	Diversified
Core Moderate Allocation	Diversified
Morningstar Multi-Asset Income	Diversified

Each Fund is a fund of funds and seeks to achieve its investment objective by investing primarily in other iShares funds (each, an “underlying fund,” collectively, the “underlying funds”). The financial statements and schedules of investments for the underlying funds are available on iShares.com and should be read in conjunction with the Funds’ financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of July 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2019:

	Market Value of	Cash Collateral	Non-Cash Collateral
iShares ETF and Counterparty	Securities on Loan	Received(a)	Received	Net Amount

Core Aggressive Allocation
Citigroup Global Markets Inc.	$130,221	$130,221	$—	$—
Virtu Americas LLC	124,056	124,056	—	—
Wells Fargo Securities LLC	8,525,768	8,525,768	—	—

	$8,780,045	$8,780,045	$—	$—

38	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
Core Conservative Allocation
BofA Securities, Inc.	$1,443,669	$1,443,669	$—	$—
Citigroup Global Markets Inc.	2,269,604	2,269,604	—	—
JPMorgan Securities LLC	1,665,485	1,665,485	—	—
UBS Securities LLC	44,128	44,128	—	—
Wells Fargo Securities LLC	38,813	38,813	—	—

	$5,461,699	$5,461,699	$—	$—

Core Growth Allocation
BofA Securities, Inc.	$3,960,500	$3,960,500	$—	$—
Citigroup Global Markets Inc.	349,475	349,475	—	—
Wells Fargo Securities LLC	6,668,769	6,668,769	—	—

	$10,978,744	$10,978,744	$—	$—

Core Moderate Allocation
Citigroup Global Markets Inc.	$6,359,850	$6,359,850	$—	$—
Wells Fargo Securities LLC	109,627	109,627	—	—

	$6,469,477	$6,469,477	$—	$—

Morningstar Multi-Asset Income
BofA Securities, Inc.	$17,327,010	$17,327,010	$—	$—
Deutsche Bank Securities Inc.	11,980	11,980	—	—
Jefferies LLC	2,715,345	2,715,345	—	—
JPMorgan Securities LLC	2,404,967	2,404,967	—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	38,424	38,424	—	—
State Street Bank & Trust Company	478,454	478,454	—	—
Wells Fargo Securities LLC	54,813,712	54,813,712	—	—

	$77,789,892	$77,789,892	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.25%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses.

For each of the iShares Core Aggressive Allocation, iShares Core Conservative Allocation, iShares Core Growth Allocation and iShares Core Moderate Allocation ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through November 30, 2021, in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

For the iShares Morningstar Multi-Asset Income ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2021 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.60% of average daily net assets.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended July 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Core Aggressive Allocation	$26,290
Core Conservative Allocation	12,054
Core Growth Allocation	29,295
Core Moderate Allocation	33,760
Morningstar Multi-Asset Income	155,904

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Core Aggressive Allocation	$—	$1,090,198
Core Conservative Allocation	245,213	—
Core Growth Allocation	330,588	—
Core Moderate Allocation	514,430	—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

6.	PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Core Aggressive Allocation	$38,758,107	$41,241,551
Core Conservative Allocation	17,113,761	21,049,592
Core Growth Allocation	49,511,380	53,925,833
Core Moderate Allocation	44,562,256	46,238,172
Morningstar Multi-Asset Income	156,217,383	156,147,581

40	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended July 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Core Aggressive Allocation	$290,635,103	$248,337,260
Core Conservative Allocation	199,666,244	156,148,476
Core Growth Allocation	485,519,573	322,573,016
Core Moderate Allocation	547,635,970	384,325,212
Morningstar Multi-Asset Income	71,030,955	54,669,253

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2019, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Core Aggressive Allocation	$29,923,112	$(29,923,112)
Core Conservative Allocation	8,526,671	(8,526,671)
Core Growth Allocation	30,509,378	(30,509,378)
Core Moderate Allocation	24,210,420	(24,210,420)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/19	Year Ended 07/31/18

Core Aggressive Allocation
Ordinary income	$22,465,318	$24,070,463
Long-term capital gains	—	18,687,065

	$22,465,318	$42,757,528

Core Conservative Allocation
Ordinary income	$14,216,890	$10,826,576
Long-term capital gains	—	3,480,951

	$14,216,890	$14,307,527

Core Growth Allocation
Ordinary income	$32,096,022	$29,796,957
Long-term capital gains	—	22,928,346

	$32,096,022	$52,725,303

Core Moderate Allocation
Ordinary income	$28,700,097	$21,880,405
Long-term capital gains	—	9,333,010

	$28,700,097	$31,213,415

Morningstar Multi-Asset Income
Ordinary income	$16,652,386	$16,126,287
Return of capital	67,126	—

	$16,719,512	$16,126,287

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

As of July 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

Core Aggressive Allocation	$(1,011,138)	$66,622,495		$65,611,357
Core Conservative Allocation	(295,466)	18,346,985		18,051,519
Core Growth Allocation	(1,085,386)	72,128,513		71,043,127
Core Moderate Allocation	(895,034)	41,375,691		40,480,657
Morningstar Multi-Asset Income	(8,945,449)	(5,473,271)		(14,418,720)

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

For the year ended July 31, 2019, the iShares Morningstar Multi-Asset Income ETF utilized $1,344,524 of its capital loss carryforwards.

As of July 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Core Aggressive Allocation	$891,421,278	$81,513,932	$(14,891,437)	$66,622,495
Core Conservative Allocation	516,379,030	21,016,821	(2,669,836)	18,346,985
Core Growth Allocation	1,249,600,785	85,007,365	(12,878,852)	72,128,513
Core Moderate Allocation	1,072,372,206	48,495,972	(7,120,281)	41,375,691
Morningstar Multi-Asset Income	427,068,876	4,333,837	(9,807,108)	(5,473,271)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

42	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 07/31/19		Year Ended 07/31/18
iShares ETF	Shares	Amount	Shares	Amount

Core Aggressive Allocation
Shares sold	5,800,000	$292,933,042	3,950,000	$213,999,171
Shares redeemed	(4,950,000)	(253,476,427)	(600,000)	(31,801,073)

Net increase	850,000	$39,456,615	3,350,000	$182,198,098

Core Conservative Allocation
Shares sold	6,000,000	$200,289,034	3,950,000	$136,388,794
Shares redeemed	(4,800,000)	(160,593,533)	(1,800,000)	(62,340,509)

Net increase	1,200,000	$39,695,501	2,150,000	$74,048,285

Core Growth Allocation
Shares sold	11,400,000	$487,932,915	5,800,000	$261,166,646
Shares redeemed	(7,600,000)	(328,652,811)	(4,200,000)	(189,755,978)

Net increase	3,800,000	$159,280,104	1,600,000	$71,410,668

Core Moderate Allocation
Shares sold	15,050,000	$550,284,776	7,350,000	$280,045,939
Shares redeemed	(10,600,000)	(388,951,249)	(2,900,000)	(109,973,845)

Net increase	4,450,000	$161,333,527	4,450,000	$170,072,094

Morningstar Multi-Asset Income
Shares sold	2,900,000	$71,121,752	1,250,000	$31,692,549
Shares redeemed	(2,250,000)	(54,704,718)	(1,050,000)	(26,182,780)

Net increase	650,000	$16,417,034	200,000	$5,509,769

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

Distributions for the year ended July 31, 2018 were classified as follows:

iShares ETF	Net Investment Income	Net Realized Gains
Core Aggressive Allocation	$16,274,802	$26,482,726
Core Conservative Allocation	9,805,325	4,502,202
Core Growth Allocation	22,453,816	30,271,487
Core Moderate Allocation	18,170,112	13,043,303
Morningstar Multi-Asset Income	16,126,287	—

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Core Aggressive Allocation ETF,

iShares Core Conservative Allocation ETF, iShares Core Growth Allocation ETF,

iShares Core Moderate Allocation ETF and iShares Morningstar Multi-Asset Income ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Core Aggressive Allocation ETF, iShares Core Conservative Allocation ETF, iShares Core Growth Allocation ETF, iShares Core Moderate Allocation ETF and iShares Morningstar Multi-Asset Income ETF (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2019, the related statements of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2019 and each of the financial highlights for each of the five years in the period ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	45

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended July 31, 2019 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Core Aggressive Allocation	32.56%
Core Conservative Allocation	10.76%
Core Growth Allocation	23.00%
Core Moderate Allocation	14.74%
Morningstar Multi-Asset Income	3.31%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2019:

iShares ETF	Qualified Dividend Income
Core Aggressive Allocation	$15,540,884
Core Conservative Allocation	3,184,449
Core Growth Allocation	15,690,961
Core Moderate Allocation	8,874,095
Morningstar Multi-Asset Income	3,512,874

For the fiscal year ended July 31, 2019, the Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core Aggressive Allocation	$10,229,771	$877,803
Core Conservative Allocation	2,524,121	186,621
Core Growth Allocation	10,402,868	863,479
Core Moderate Allocation	6,326,404	492,899
Morningstar Multi-Asset Income	5,649,421	212,817

46	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Trust

iShares Core Aggressive Allocation ETF, iShares Core Conservative Allocation ETF, iShares Core Growth Allocation ETF, iShares Core Moderate Allocation ETF, iShares Morningstar Multi-Asset Income ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	47

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

48	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core Aggressive Allocation(a)	$1.138154	$—	$0.107044	$1.245198	91%	—%	9%	100%
Core Conservative Allocation(a)	0.939648	—	0.029433	0.969081	97	—	3	100
Core Growth Allocation(a)	1.052582	—	0.068781	1.121363	94	—	6	100
Core Moderate Allocation(a)	0.961449	—	0.040568	1.002017	96	—	4	100
Morningstar Multi-Asset Income(a)	1.262994	—	0.053832	1.316826	96	—	4	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core Aggressive Allocation ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.07%
Greater than 0.0% and Less than 0.5%	670	48.48
At NAV	140	10.13
Less than 0.0% and Greater than –0.5%	571	41.32

	1,382	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	49

Supplemental Information (unaudited) (continued)

iShares Core Conservative Allocation ETF Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	724	52.39%
At NAV	104	7.53
Less than 0.0% and Greater than –0.5%	553	40.01
Less than –6.0%	1	0.07

	1,382	100.00%

iShares Core Growth Allocation ETF Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	749	54.20%
At NAV	111	8.03
Less than 0.0% and Greater than –0.5%	521	37.70
Less than –3.5% and Greater than –4.0%	1	0.07

	1,382	100.00%

iShares Core Moderate Allocation ETF Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.0% and Less than 0.5%	738	53.40
At NAV	114	8.25
Less than 0.0% and Greater than –0.5%	528	38.21

	1,382	100.00%

iShares Morningstar Multi-Asset Income ETF Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 5.5% and Less than 6.0%	1	0.07
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.5% and Less than 1.0%	1	0.07
Greater than 0.0% and Less than 0.5%	798	57.75
At NAV	104	7.53
Less than 0.0% and Greater than –0.5%	474	34.30

	1,382	100.00%

50	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 360 funds as of July 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park, Martin Small and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park, Mr. Small and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)  Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)  Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	51

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

(a)	Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

52	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	53

    For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc. or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

JULY 31, 2019

2019 ANNUAL REPORT

iShares Trust

▶	iShares Edge MSCI Min Vol Asia ex Japan ETF | AXJV | NYSE Arca

▶	iShares Edge MSCI Min Vol EAFE ETF | EFAV | Cboe BZX

▶	iShares Edge MSCI Min Vol Europe ETF | EUMV | NYSE Arca

▶	iShares Edge MSCI Min Vol Japan ETF | JPMV | NYSE Arca

▶	iShares Edge MSCI Min Vol USA ETF | USMV | Cboe BZX

▶	iShares Edge MSCI Min Vol USA Small-Cap ETF | SMMV | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Table of Contents

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced for the 12 months ended July 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.95% in U.S. dollar terms for the reporting period.

Global stocks declined sharply in the second half of 2018 amid high volatility, before rebounding in 2019 to post modest gains for the reporting period. The initial downturn was prompted by trade tensions, particularly between the U.S. and China, and slowing global economic growth. Markets later recovered from a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending.

The most influential central banks reacted to signs of an economic slowdown by changing their outlook for interest rate policy, which supported markets in the second half of the reporting period. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady in early 2019, and lowered interest rates in July 2019 for the first time in 11 years. The European Central Bank sustained its already negative short-term interest rates, while signaling an interest rate decrease, in the second half of 2019, and the return of its monetary stimulus program. The Bank of Japan also sustained negative short-term interest rates while signaling a possible future decrease, while the Chinese government enacted stimulus measures. Expectations of lower borrowing costs and the corresponding increases in the global money supply drove risk assets to record highs.

The U.S. stock market advanced as unemployment decreased to its lowest level since 1969, despite variable economic growth. Consumer spending was robust, as steady job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level since 2010. A budget deal reached in July 2019 promised to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased and bond issuance by the U.S. Treasury Department reached a record high. Trade tensions between the U.S. and China persisted, as the U.S. implemented tariffs on $200 million of Chinese imports and publicly discussed further tariffs. However, market reaction to the negotiations lessened over time as investors became more optimistic that the Trump administration would minimize the effect of trade policy on markets.

The Eurozone economy grew at a slower pace, as economic growth varied widely by country. Ongoing trade tensions and the resulting slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. Smaller economies, such as Ireland and Malta, grew at a fast pace, while Italy entered a recession before returning to growth in early 2019.

Emerging markets posted relatively flat during the reporting period, albeit with a relatively high amount of volatility. In the first half of the reporting period, emerging market stocks declined sharply, as rising interest rates and a strengthening U.S. dollar led to concerns among investors about foreign-denominated debt. However, a shift to looser monetary policy and desire for yield supported emerging market stocks in 2019, reversing previous declines.

Markets in the Asia-Pacific region were negatively affected by trade tensions between the U.S. and China and a slowdown in the Chinese economy. Countries throughout the Asia-Pacific region supply China with many industrial and consumer goods and services, and corporate earnings in the region were moderated by China’s recent struggles.

MARKET OVERVIEW	3

Fund Summary as of July 31, 2019	iShares® Edge MSCI Min Vol Asia ex Japan ETF

Investment Objective

The iShares Edge MSCI Min Vol Asia ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Asian equities (excluding Japan) that, in the aggregate, have lower volatility characteristics relative to the broader Asian equity markets (excluding Japan), as represented by the MSCI AC Asia ex Japan Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.99%	3.64%	4.30%	0.99%	19.56%	24.28%
Fund Market	(0.54)	3.81	4.10	(0.54)	20.54	23.07
Index	0.70	3.71	4.45	0.70	20.00	25.15

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE

The inception date of the Fund was 6/3/14. The first day of secondary market trading was 6/5/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,015.10	$1.75		$1,000.00	$1,023.10	$1.76		0.35%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares® Edge MSCI Min Vol Asia ex Japan ETF

Portfolio Management Commentary

Lower volatility stocks in Asia excluding Japan advanced modestly during the reporting period, despite global trade tensions and slowing regional economic growth. Stocks in Thailand were the leading contributors to the Index’s return, driven by the industrials sector, as the Thai government initiated several major infrastructure projects to support economic expansion. Investments in infrastructure linking railroads, highways, and airports benefited stocks as demand for logistics services rose, supported by growth in e-commerce and increasing urbanization.

Hong Kong stocks also contributed meaningfully. Utilities stocks, whose yields are relatively attractive in a low interest rate environment, advanced. Strong natural gas demand from China was bolstered by government efforts to curb pollution and more openness to foreign investment. The industrials sector’s contribution came primarily from the railroads industry, which gained amid real estate market strength alongside rail network expansion projects.

On the downside, Chinese stocks detracted from the Index’s return, weighed down by the information technology sector, which declined sharply amid ongoing concerns about slowing economic growth and imposition of new tariffs as the U.S.-China trade dispute escalated. Chinese healthcare and energy stocks restrained performance. Pharmaceuticals companies struggled under price controls and an impending audit, part of the government’s overhaul of the country’s healthcare system. Oil, gas, and consumable fuel stocks restrained energy sector returns, as oil prices sold off sharply in late 2018 and concern mounted about domestic oil demand amid slowing economic growth. South Korean stocks also struggled as a diplomatic dispute between Japan and South Korea led to export restrictions on materials used by chip manufacturers, and disappointing financial performance further pressured information technology stocks.

In terms of relative performance, the Index outperformed the broader market, as measured by the MSCI All Country Asia Ex-Japan Index. The low-volatility strategy benefited from rising market volatility amid slowing economic growth and heightening trade concerns. In the process of seeking lower-volatility stocks, the Index added exposure to Indian equities, but remained underweight. The overweight position to healthcare stocks was reduced and the magnitude of the information technology sector’s underweight was increased. Positioning in Taiwan and Korea were the largest contributors to relative performance. Positioning in Thailand, an overweight in Malaysia, and stock selection in China detracted. From a sector perspective, stock selection in the consumer discretionary and utilities sectors contributed, while positioning the healthcare and energy sectors detracted.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	27.7%
Communication Services	12.3
Information Technology	10.9
Industrials	10.8
Consumer Staples	9.7
Consumer Discretionary	9.0
Utilities	8.6
Health Care	3.7
Energy	3.1
Real Estate	2.8
Materials	1.4

(a)	Excludes money market funds.

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
China	33.8%
Taiwan	11.7
Hong Kong	10.5
South Korea	9.2
Thailand	8.4
Malaysia	7.7
India	7.4
Singapore	5.6
Philippines	2.9
Indonesia	2.7

FUND SUMMARY	5

Fund Summary as of July 31, 2019	iShares® Edge MSCI Min Vol EAFE ETF

Investment Objective

The iShares Edge MSCI Min Vol EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the U.S. and Canada, as represented by the MSCI EAFE Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	1.68%	5.20%	7.91%	1.68%	28.83%	80.98%
Fund Market	1.03	5.13	7.84	1.03	28.42	79.98
Index	1.72	5.25	7.98	1.72	29.15	81.83

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,053.10	$1.02		$1,000.00	$1,023.80	$1.00		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares® Edge MSCI Min Vol EAFE ETF

Portfolio Management Commentary

European and Asian developed market stocks with lower-volatility characteristics advanced modestly during the reporting period, as a shift to accommodative monetary policy by central banks overcame volatility caused by ongoing trade tensions and slowing global growth. Swiss equities were the largest contributors to the Index’s return, driven by the financials sector and defensive sectors such as healthcare and consumer staples, which often benefit during market volatility and economic uncertainty. Among financials stocks, the insurance industry advanced despite low interest rates, which pressured industry profits, as strong demand from emerging markets drove growth in global premiums. Within healthcare, pharmaceuticals companies gained on strong sales of new drugs, particularly cancer treatments, while food products manufacturers supported the consumer staples sector due to solid sales growth, especially of premium products, and rising international demand.

Stocks in Australia and Hong Kong were notable contributors to the Index’s performance. Australia’s industrials sector was buoyed by transportation infrastructure stocks, which benefited from lower borrowing costs, gains from expansion, and increasing traffic. In Hong Kong, the utilities sector performed well, as gas utilities were bolstered by strong Chinese demand.

In contrast, Japanese equities detracted from the Index’s return amid sluggish economic growth, slowing exports, and weakening domestic consumption. The healthcare, consumer staples, and financials sectors were substantial detractors. Pharmaceuticals stocks declined as the government limited health insurance reimbursements and encouraged the use of generic drugs, as it tried to reduce rising public healthcare costs for an aging population. In consumer staples, producers of beverages and food retailers were weighed down by rising costs, while banks in the financials sector struggled amid negative interest rates.

In terms of relative performance, the Index outperformed the broader market, as measured by the MSCI EAFE Index. The minimum-volatility strategy, which tends to outperform when markets become volatile, held its value relatively well amid slowing growth, more accommodative central bank policy, and increased geopolitical risks. In the process of seeking lower-volatility stocks, the Index shifted away from Danish equities, reducing the Index’s exposure to a modest overweight position. An overweight to Switzerland was the main contributor relative to the broader market, while an overweight to Japan weighed on relative performance. Turning to sectors, the investment process led to reduced exposure to the healthcare sector, shifting to a modest underweight position. Positioning in the financials sector was the largest driver of relative return. An overweight to utilities and an underweight to energy also bolstered relative performance. Conversely, an underweight to the information technology sector was a notable detractor.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	17.3%
Consumer Staples	16.7
Industrials	13.7
Health Care	10.6
Communication Services	10.5
Real Estate	9.0
Utilities	8.9
Consumer Discretionary	8.6
Materials	2.1
Information Technology	1.8
Energy	0.8

(a)	Excludes money market funds.

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Japan	28.5%
Switzerland	13.7
United Kingdom	12.4
Hong Kong	8.8
Australia	7.4
France	6.3
Germany	4.0
Singapore	4.0
Belgium	2.7
Denmark	2.7

FUND SUMMARY	7

Fund Summary as of July 31, 2019	iShares® Edge MSCI Min Vol Europe ETF

Investment Objective

The iShares Edge MSCI MinVol Europe ETF (the “Fund”) seeks to track the investment results of an index composed of European developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader European developed equity markets, as represented by the MSCI Europe Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	1.69%	3.32%	2.94%	1.69%	17.72%	16.13%
Fund Market	1.44	3.34	2.84	1.44	17.84	15.54
Index	1.71	3.34	2.98	1.71	17.83	16.35

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/3/14. The first day of secondary market trading was 6/5/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,073.60	$1.29		$1,000.00	$1,023.60	$1.25		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares® Edge MSCI Min Vol Europe ETF

Portfolio Management Commentary

European developed market stocks with lower-volatility characteristics advanced modestly during the reporting period, as a shift to accommodative monetary policy by central banks overcame volatility caused by ongoing trade tensions and signs of slowing global growth. Swiss equities were the largest contributors to the Index’s return, as investors preferred the market’s stability and relative insulation from trade tensions amid European uncertainty. Performance in Switzerland was largely driven by defensive stocks, such as insurance companies in the financials sector, and the healthcare and consumer staples sectors, which often benefit during market volatility and economic uncertainty. The insurance industry advanced despite low interest rates, which pressured industry profits, margins, and investment returns. Strong demand from emerging markets drove growth in global premiums, offsetting slower growth in developed markets. Within healthcare, the pharmaceuticals industry gained on strong sales of new cancer and multiple sclerosis drugs. In consumer staples, food products manufacturers advanced due to strong sales of premium products and brands and rising demand from international markets.

Overall, the defensive consumer staples sector was a key contributor to the Index’s return in a number of countries. For example, the beverages industry in the Netherlands and the food and staples retail industry in Sweden advanced due to strong sales growth.

On the downside, French equities were the largest detractors from the Index’s return, driven by declines in the industrials sector. Despite government stimulus efforts, France’s economic growth slowed, and weakness in manufacturing constrained returns in the capital goods industry.

In terms of relative performance, the Index outperformed the broader market, as measured by the MSCI Europe Index. The minimum-volatility strategy, which tends to outperform when markets become volatile, held its value relatively well amid slowing growth, more accommodative central bank policy, and increased geopolitical risks. In the process of seeking lower-volatility stocks, the Index shifted away from Danish equities but maintained a modest overweight position to the country. Positioning in the U.K. was the most significant relative contributor, although an overweight to Switzerland and an underweight position to Germany also contributed to relative performance. Turning to sectors, the investment process shifted toward the financials sector, bringing exposure in line with the broader market, and increased exposure to the real estate sector, resulting in a meaningful overweight. Positioning in the financials sector was the largest relative contributor. An overweight to the utilities sector also bolstered the Index’s outperformance. In contrast, positioning in the industrials sector weighed on relative return. Overweight positioning in the communication services and real estate sectors also detracted.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Staples	19.4%
Financials	18.1
Health Care	14.1
Industrials	10.1
Utilities	10.0
Communication Services	9.6
Consumer Discretionary	5.8
Real Estate	5.4
Energy	3.5
Materials	3.0
Information Technology	1.0

(a)	Excludes money market funds.

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
United Kingdom	22.7%
Switzerland	20.1
France	12.8
Germany	11.8
Denmark	5.9
Netherlands	5.1
Belgium	4.4
Spain	3.2
Finland	3.2
Sweden	3.1

FUND SUMMARY	9

Fund Summary as of July 31, 2019	iShares® Edge MSCI Min Vol Japan ETF

Investment Objective

The iShares Edge MSCI Min Vol Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Japanese equities that, in the aggregate, have lower volatility characteristics relative to the broader Japanese equity markets, as represented by the MSCI Japan Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(3.19)%	5.90%	6.55%	(3.19)%	33.16%	38.71%
Fund Market	(4.02)	6.03	6.42	(4.02)	33.99	37.89
Index	(3.12)	6.08	6.73	(3.12)	34.32	39.94

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/3/14. The first day of secondary market trading was 6/5/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$989.30	$1.48		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares® Edge MSCI Min Vol Japan ETF

Portfolio Management Commentary

Low-volatility Japanese stocks declined during the reporting period amid sluggish economic growth and lower exports, as the U.S.-China trade dispute escalated, leading to disruptions in Asian supply chains. Government-imposed restrictions on certain exports to South Korea following a diplomatic dispute also added to uncertainty surrounding trade. The consumer staples sector was the leading detractor from the Index’s return. Food, beverages, and tobacco companies declined as higher input and transportation costs drove profits lower and concerns over debt loads from consolidations pressured the industry. Rising wages and a tight labor market weighed on food and staples retailers.

The financials sector detracted as large multinationals and smaller regional banks struggled amid historically low interest rates, which pressured lending margins. Rising bad-loan provisions and lower demand for services from the country’s aging and shrinking population constrained the industry’s returns.

In the consumer discretionary sector, automobile manufacturers weakened on declining car exports as global car sales waned. Weaker demand for car parts from China, Japan’s largest trading partner, pressured auto parts and component companies.

On the upside, the real estate sector bolstered the Index’s return. With Japanese interest rates historically low, investors preferred real estate investment trusts’ relatively high dividend yields, as compared to domestic and global bond yields, which declined amid anticipation of further global central bank easing.

In terms of relative performance, the Index outperformed the broader market, as measured by the MSCI Japan Index. The broader Japanese market came under pressure and investors sought more defensive stocks in an environment of slowing corporate earnings growth and mixed economic data. The minimum volatility factor, which tends to outperform when markets become volatile, minimized the downside during the reporting period. In the process of seeking exposure to lower-volatility stocks, the Index increased exposure in the utilities sector and shifted to an underweight position in the healthcare sector. Positioning in the real estate sector, which outperformed the broader market, was the primary contributor to relative performance. Conversely, an underweight to the information technology sector, which outperformed the broader market, and the utilities overweight detracted from relative performance.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Industrials	22.0%
Consumer Discretionary	19.8
Consumer Staples	12.3
Real Estate	9.5
Financials	9.0
Information Technology	7.2
Communication Services	6.9
Health Care	6.2
Utilities	5.7
Materials	1.3
Energy	0.1

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Oriental Land Co. Ltd./Japan	1.7%
Toyota Motor Corp.	1.6
NTT DOCOMO Inc.	1.6
Japan Real Estate Investment Corp.	1.6
Nippon Building Fund Inc.	1.5
NEC Corp.	1.5
KDDI Corp.	1.5
Central Japan Railway Co.	1.5
East Japan Railway Co.	1.5
Chugoku Electric Power Co. Inc. (The)	1.5

FUND SUMMARY	11

Fund Summary as of July 31, 2019	iShares® Edge MSCI Min Vol USA ETF

Investment Objective

The iShares Edge MSCI Min Vol USA ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market, as represented by the MSCI USA Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	16.61%	13.63%	14.65%	16.61%	89.43%	189.97%
Fund Market	16.61	13.61	14.65	16.61	89.27	189.95
Index	16.82	13.82	14.84	16.82	91.01	193.57

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,143.10	$0.80		$1,000.00	$1,024.10	$0.75		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares® Edge MSCI Min Vol USA ETF

Portfolio Management Commentary

Stocks of companies with lower volatility characteristics advanced significantly for the reporting period. Information technology stocks contributed the most to the Index’s performance, led by data processing and outsourced services companies, as electronic payment processors benefited from rising fees and transaction volumes. Strength in this industry also reflected an increase in the proportion of credit transactions. Communications equipment manufacturers advanced on demand for computer networking gear for electronic networks and data centers and growth in the public safety and security markets. Systems software companies also contributed amid the ongoing transition by businesses from desktop to cloud computing and strong growth in personal computing.

In the consumer discretionary sector, a key contribution came from restaurants, as innovations such as mobile payment and delivery services increased accessibility, driving transaction growth, and consumer spending was robust. Specialty retailers advanced as apparel retailers benefited from strong consumer demand at discount stores. Automotive retailers benefited from a slowdown in new car sales, which supports demand for auto parts as vehicles age.

Stocks in the financials sector were notable contributors, driven by property and casualty insurance companies, as the industry returned to profitability in calendar year 2018 for the first time in three years. Consumer staples stocks also contributed, as packaged food and meats companies received a boost from strong holiday season sales. Household products companies benefited from relatively strong consumer demand and price increases.

In terms of relative performance, the Index significantly outperformed the broader market, as represented by the MSCI USA Index, for the reporting period. Investors sought out stocks with low volatility characteristics amid slower growth and bouts of significant market volatility. Stock selection in the financials, consumer discretionary, and healthcare sectors contributed to relative performance, as did an underweight position in the declining energy sector. The information technology allocation was reduced, ending the reporting period as the largest underweight position. This decrease was partly due to the reassignment of some leading information technology companies to a different sector due to the November 2018 GICS reclassification. Allocations in the financials and consumer discretionary sectors increased.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Information Technology	16.8%
Financials	14.5
Consumer Staples	12.1
Health Care	10.9
Consumer Discretionary	10.6
Real Estate	8.2
Utilities	8.1
Industrials	7.1
Communication Services	5.8
Materials	3.0
Energy	2.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Newmont Goldcorp Corp.	1.7%
Waste Management Inc.	1.6
Visa Inc., Class A	1.5
Coca-Cola Co. (The)	1.5
McDonald’s Corp.	1.5
Republic Services Inc.	1.4
PepsiCo Inc.	1.4
Verizon Communications Inc.	1.4
Yum! Brands Inc.	1.4
NextEra Energy Inc.	1.3

FUND SUMMARY	13

Fund Summary as of July 31, 2019	iShares® Edge MSCI Min Vol USA Small-Cap ETF

Investment Objective

The iShares Edge MSCI Min Vol USA Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that, in the aggregate, have lower volatility characteristics relative to the small-capitalization U.S. equity market, as represented by the MSCI USA Small Cap Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	9.91%	12.98%	9.91%	42.45%
Fund Market	9.93	13.03	9.93	42.61
Index	10.18	13.24	10.18	43.38

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was 9/7/16. The first day of secondary market trading was 9/9/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,105.00	$1.04		$1,000.00	$1,023.80	$1.00		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares® Edge MSCI Min Vol USA Small-Cap ETF

Portfolio Management Commentary

Stocks of small-market-capitalization companies with lower volatility characteristics performed well for the reporting period. The real estate sector was the leading contributor, benefiting from strength in the commercial real estate market and the decline in long-term U.S. bond yields during the reporting period. Lower interest rates make bonds less attractive to income-oriented investors, increasing the appeal of dividend-paying real estate stocks. Real estate investment trusts (“REITs”) benefited from strong demand for commercial real estate and residential rental properties. While home purchase prices moderated and the residential property market was mixed, residential REITs, which include apartment buildings and property managers, benefited from strong rental housing demand.

Another notable contribution came from stocks in the financials sector, led by property and casualty insurance companies as the industry returned to profitability in calendar year 2018 for the first time in three years. Mortgage REITs, which are classified as part of the financials sector, and which originate loans for and manage commercial real estate properties, also advanced on increased demand for these properties. The information technology sector also contributed, led by information technology services companies, whose products were in strong demand from the federal government and corporations seeking greater efficiency in their operations.

In terms of relative performance, the Index significantly outperformed the broader market for small-company stocks, as represented by the MSCI USA Small Cap Index. The Index advanced as investors sought out stocks with low volatility characteristics amid slower economic growth and significant market volatility. Positioning in the energy sector contributed the most to relative performance, benefiting meaningfully from an underweight allocation and stock selection. The energy sector declined sharply during the reporting period due to heightened concerns over the slowing global economy and falling energy prices. The information technology sector detracted from relative performance due to an underweight allocation, which increased during the reporting period. This change was partly due to the reassignment of some leading information technology companies to a different sector due to the November 2018 GICS reclassification. The allocation to financials increased, while healthcare allocation had the largest relative reduction in exposure.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Financials	18.1%
Real Estate	15.4
Information Technology	10.6
Consumer Discretionary	10.4
Industrials	9.8
Health Care	8.9
Utilities	8.1
Consumer Staples	8.1
Materials	5.5
Communication Services	4.7
Energy	0.4

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Royal Gold Inc.	2.0%
Blackstone Mortgage Trust Inc., Class A	1.2
Brown & Brown Inc.	1.2
Equity Commonwealth	1.2
Bright Horizons Family Solutions Inc.	1.1
Tribune Media Co., Class A	1.1
White Mountains Insurance Group Ltd.	1.0
Life Storage Inc.	1.0
Portland General Electric Co.	1.0
Starwood Property Trust Inc.	1.0

FUND SUMMARY	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	iShares® Edge MSCI Min Vol Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 32.0%
51job Inc., ADR(a)	84	$6,514
AAC Technologies Holdings Inc.	1,300	7,100
Agricultural Bank of China Ltd., Class A	39,600	20,687
Agricultural Bank of China Ltd., Class H	210,000	85,579
Alibaba Group Holding Ltd., ADR(a)	768	132,949
ANTA Sports Products Ltd.	6,000	45,070
Autohome Inc., ADR(a)	60	5,100
Baidu Inc., ADR(a)	468	52,276
Bank of Beijing Co. Ltd., Class A	28,800	23,528
Bank of China Ltd., Class A	31,200	16,797
Bank of China Ltd., Class H	282,000	115,280
Bank of Communications Co. Ltd., Class A	32,404	27,319
Bank of Communications Co. Ltd., Class H	96,000	70,272
Bank of Guiyang Co. Ltd., Class A	4,104	5,288
Bank of Hangzhou Co. Ltd., Class A	7,106	8,734
Bank of Jiangsu Co. Ltd., Class A	15,600	15,755
Bank of Nanjing Co. Ltd., Class A	12,000	14,435
Bank of Ningbo Co. Ltd., Class A	3,600	12,323
Bank of Shanghai Co. Ltd., Class A	15,600	21,075
BOC Aviation Ltd.(b)	5,400	46,771
BOE Technology Group Co. Ltd., Class A	13,200	7,758
CGN Power Co. Ltd., Class H(b)	36,000	10,440
China CITIC Bank Corp. Ltd., Class H	48,000	26,735
China Communications Services Corp. Ltd., Class H	12,000	8,431
China Construction Bank Corp., Class A	13,200	14,117
China Construction Bank Corp., Class H	24,000	18,610
China Everbright Bank Co. Ltd., Class A	18,600	10,607
China Everbright Bank Co. Ltd., Class H	42,000	18,994
China First Capital Group Ltd.(a)	36,000	11,037
China International Travel Service Corp. Ltd., Class A	600	7,879
China Life Insurance Co. Ltd., Class H	6,000	15,445
China Mengniu Dairy Co. Ltd.	12,000	48,749
China Merchants Bank Co. Ltd., Class H	3,000	15,042
China Minsheng Banking Corp. Ltd., Class A	46,200	40,693
China Minsheng Banking Corp. Ltd., Class H	15,260	10,566
China Mobile Ltd.	18,000	153,489
China Pacific Insurance Group Co. Ltd., Class A	1,200	6,721
China Pacific Insurance Group Co. Ltd., Class H	1,200	5,166
China Petroleum & Chemical Corp., Class H	108,000	69,812
China Railway Group Ltd., Class H	12,000	8,462
China Railway Signal & Communication Corp. Ltd., Class H(b)	66,000	44,265
China Reinsurance Group Corp., Class H	252,000	44,426
China Resources Beer Holdings Co. Ltd.	12,000	56,720
China Resources Gas Group Ltd.	2,000	10,194
China Resources Pharmaceutical Group Ltd.(b)	30,000	32,844
China Resources Power Holdings Co. Ltd.	4,000	5,774
China Shenhua Energy Co. Ltd., Class A	2,563	7,144
China Shenhua Energy Co. Ltd., Class H	3,000	5,979
China Telecom Corp. Ltd., Class H	252,000	113,318
China Tower Corp. Ltd., Class H(b)	108,000	28,146
China Unicom Hong Kong Ltd.	24,000	23,485
China Yangtze Power Co. Ltd., Class A	17,799	48,350
CITIC Ltd.	30,000	39,857
CRRC Corp. Ltd., Class H	30,000	23,723
Ctrip.com International Ltd., ADR(a)	462	18,009
Dali Foods Group Co. Ltd.(b)	21,000	13,118
Daqin Railway Co. Ltd., Class A	19,801	22,699
Dongfeng Motor Group Co. Ltd., Class H	36,000	32,331

Security	Shares	Value

China (continued)
ENN Energy Holdings Ltd.	600	$6,228
Focus Media Information Technology Co. Ltd., Class A	7,200	5,287
Fuyao Glass Industry Group Co. Ltd., Class A	3,000	9,808
Fuyao Glass Industry Group Co. Ltd., Class H(b)	2,400	7,328
GOME Retail Holdings Ltd.(a)	102,000	10,945
Gree Electric Appliances Inc. of Zhuhai, Class A	1,800	14,389
Guangdong Investment Ltd.	68,000	143,333
Guotai Junan Securities Co. Ltd., Class H(b)	4,800	7,812
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	3,000	13,439
Henan Shuanghui Investment & Development Co. Ltd., Class A	1,800	6,271
Hengan International Group Co. Ltd.	6,000	45,415
Huaneng Power International Inc., Class H	24,000	14,042
Huaxia Bank Co. Ltd., Class A	16,800	18,430
Hutchison China MediTech Ltd., ADR(a)	396	8,280
Industrial & Commercial Bank of China Ltd., Class H	108,000	73,123
Industrial Bank Co. Ltd., Class A	15,000	41,639
Inner Mongolia Yitai Coal Co. Ltd., Class B	34,200	34,679
JD.com Inc., ADR(a)	372	11,127
Jiangsu Expressway Co. Ltd., Class H	56,000	75,688
Jiangsu Hengrui Medicine Co. Ltd., Class A	1,638	15,911
Kingboard Holdings Ltd.	3,000	7,466
Kunlun Energy Co. Ltd.	24,000	21,063
Kweichow Moutai Co. Ltd., Class A	100	14,113
Lee & Man Paper Manufacturing Ltd.	24,000	14,747
Lenovo Group Ltd.	72,000	58,498
Li Ning Co. Ltd.	3,000	7,458
Luxshare Precision Industry Co. Ltd., Class A	6,240	19,558
Midea Group Co. Ltd., Class A	2,400	19,050
NetEase Inc., ADR	114	26,314
New Oriental Education & Technology Group Inc., ADR(a)	480	50,069
Ninestar Corp., Class A	1,800	6,310
PetroChina Co. Ltd., Class H	132,000	70,149
PICC Property & Casualty Co. Ltd., Class H	12,000	14,364
Ping An Insurance Group Co. of China Ltd., Class H	3,000	35,795
Postal Savings Bank of China Co. Ltd., Class H(b)	48,000	28,023
SAIC Motor Corp. Ltd., Class A	1,800	6,488
Shaanxi Coal Industry Co. Ltd., Class A	4,200	5,765
Shandong Gold Mining Co. Ltd., Class A(a)	2,400	14,672
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	24,000	23,056
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	52,560	61,916
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	4,800	9,271
Shanghai Pudong Development Bank Co. Ltd., Class A	21,600	37,205
Shenzhou International Group Holdings Ltd.	6,600	91,649
SINA Corp./China(a)	138	5,399
Sinopec Shanghai Petrochemical Co. Ltd., Class A	7,800	5,410
Sinopharm Group Co. Ltd., Class H	7,200	26,858
Sun Art Retail Group Ltd.	15,000	15,253
Suning.com Co. Ltd., Class A	3,000	4,671
TAL Education Group, ADR(a)	552	17,774
Tencent Holdings Ltd.	900	42,333
TravelSky Technology Ltd., Class H	6,000	11,835
Uni-President China Holdings Ltd.	6,000	7,136
Want Want China Holdings Ltd.	30,000	23,493
Wens Foodstuffs Group Co. Ltd., Class A	1,139	6,689
Yum China Holdings Inc.	2,070	94,185
Yunnan Baiyao Group Co. Ltd., Class A	600	6,610
YY Inc., ADR(a)	72	4,622
Zhaojin Mining Industry Co. Ltd., Class H	48,000	56,107

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Min Vol Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Zhongjin Gold Corp. Ltd., Class A	4,800	$6,526
Zhuzhou CRRC Times Electric Co. Ltd., Class H	3,000	14,429
Zijin Mining Group Co. Ltd., Class A	20,400	10,834
ZTE Corp., Class H(a)	4,200	12,716
ZTO Express Cayman Inc., ADR	834	16,388

		3,407,428

Hong Kong — 9.9%
AIA Group Ltd.	1,200	12,402
CK Infrastructure Holdings Ltd.	12,000	93,282
CLP Holdings Ltd.	13,500	147,022
Dairy Farm International Holdings Ltd.	600	4,500
Hang Seng Bank Ltd.	3,000	71,628
HK Electric Investments & HK Electric Investments Ltd.	60,000	60,859
HKT Trust & HKT Ltd.	90,160	144,203
Hong Kong & China Gas Co. Ltd.	60,423	133,846
Link REIT	9,500	110,924
MTR Corp. Ltd.	25,500	167,928
PCCW Ltd.	6,000	3,426
Power Assets Holdings Ltd.	12,000	86,077
Yue Yuen Industrial Holdings Ltd.	6,000	16,824

		1,052,921

India — 7.0%
Asian Paints Ltd.	456	10,084
Bajaj Finance Ltd.	996	47,089
Bajaj Finserv Ltd.	336	34,671
Bharti Infratel Ltd.	1,302	4,652
Coal India Ltd.	2,418	7,187
Dabur India Ltd.	8,130	50,404
Dr. Reddy’s Laboratories Ltd.	132	4,941
HCL Technologies Ltd.	5,232	78,691
Hindustan Petroleum Corp. Ltd.	4,260	16,477
Hindustan Unilever Ltd.	2,580	64,763
Housing Development Finance Corp. Ltd.	492	15,177
Indian Oil Corp. Ltd.	3,042	6,161
Infosys Ltd.	8,604	99,274
Infosys Ltd., ADR	342	3,871
InterGlobe Aviation Ltd.(b)	360	8,150
ITC Ltd.	5,394	21,189
Marico Ltd.	1,572	8,383
Maruti Suzuki India Ltd.	438	34,829
Nestle India Ltd.	102	17,314
Petronet LNG Ltd.	8,334	28,648
Sun Pharmaceutical Industries Ltd.	1,074	6,663
Tata Consultancy Services Ltd.	1,986	63,684
Tech Mahindra Ltd.	2,916	26,973
Titan Co. Ltd.	552	8,477
Wipro Ltd.	20,058	77,363
Wipro Ltd., ADR	726	2,969

		748,084

Indonesia — 2.5%
Bank Central Asia Tbk PT	79,800	176,201
Gudang Garam Tbk PT	1,200	6,463
Hanjaya Mandala Sampoerna Tbk PT	137,400	29,701
Telekomunikasi Indonesia Persero Tbk PT	64,800	19,879
Unilever Indonesia Tbk PT	11,400	35,460

		267,704

Malaysia — 7.2%
DiGi.Com Bhd	31,200	37,804
Fraser & Neave Holdings Bhd	4,200	35,115

Security	Shares	Value

Malaysia (continued)
Genting Plantations Bhd	9,600	$22,566
HAP Seng Consolidated Bhd	21,600	51,821
Hong Leong Bank Bhd	19,200	83,565
IHH Healthcare Bhd	37,200	51,746
IOI Corp. Bhd	4,800	4,874
Kuala Lumpur Kepong Bhd	12,000	68,688
Malayan Banking Bhd	57,000	119,484
Malaysia Airports Holdings Bhd	7,100	14,436
Maxis Bhd	4,800	6,607
MISC Bhd	4,800	8,433
Nestle Malaysia Bhd	700	25,208
Petronas Chemicals Group Bhd	10,200	18,514
Petronas Dagangan Bhd	3,000	17,085
PPB Group Bhd	9,000	40,785
Public Bank Bhd	25,200	133,740
Tenaga Nasional Bhd	9,600	32,151

		772,622

Pakistan — 0.1%
MCB Bank Ltd.	9,000	9,858

Philippines — 2.7%
Aboitiz Power Corp.	23,400	16,278
Ayala Corp.	545	10,255
Bank of the Philippine Islands	36,663	64,842
BDO Unibank Inc.	28,863	83,377
International Container Terminal Services Inc.	14,640	38,839
Jollibee Foods Corp.	11,640	59,244
Security Bank Corp.	1,560	5,595
Universal Robina Corp.	4,080	12,796

		291,226

Singapore — 5.3%
Ascendas REIT	49,200	110,009
DBS Group Holdings Ltd.	1,200	23,157
Oversea-Chinese Banking Corp. Ltd.	8,400	70,831
SATS Ltd.	16,200	57,056
Singapore Airlines Ltd.	16,600	117,294
Singapore Telecommunications Ltd.	39,000	94,896
United Overseas Bank Ltd.	2,400	46,297
Wilmar International Ltd.	16,800	48,980

		568,520

South Korea — 8.5%
BGF retail Co. Ltd.	42	7,260
Celltrion Inc.(a)	48	6,917
CJ CheilJedang Corp.	18	4,336
CJ Logistics Corp.(a)	156	18,064
DB Insurance Co. Ltd.	762	36,132
E-MART Inc.	66	6,806
Fila Korea Ltd.	150	8,558
Hankook Tire & Technology Co. Ltd.	150	3,918
Hanmi Science Co. Ltd.	120	4,762
Hanwha Life Insurance Co. Ltd.	4,158	9,225
Hyundai Glovis Co. Ltd.	42	5,467
Hyundai Marine & Fire Insurance Co. Ltd.	420	9,922
Hyundai Mobis Co. Ltd.	108	22,000
Industrial Bank of Korea	924	10,270
Kakao Corp.	42	4,508
Kangwon Land Inc.	1,434	37,271
Kia Motors Corp.	834	30,841
KT&G Corp.	930	75,699

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Min Vol Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
LG Display Co. Ltd.(a)	408	$5,000
LG Uplus Corp.	750	8,241
Lotte Chemical Corp.	24	4,726
Lotte Shopping Co. Ltd.	36	4,138
Medy-Tox Inc.	12	4,239
NAVER Corp.	258	30,094
NCSoft Corp.	96	39,070
Netmarble Corp.(a)(b)	60	4,605
S-1 Corp.	588	51,936
Samsung Biologics Co. Ltd.(a)(b)	24	5,680
Samsung C&T Corp.	78	6,046
Samsung Card Co. Ltd.	180	5,523
Samsung Electronics Co. Ltd.	2,622	100,505
Samsung Fire & Marine Insurance Co. Ltd.	342	76,026
Samsung Life Insurance Co. Ltd.	666	42,839
Samsung SDI Co. Ltd.	114	23,993
Shinhan Financial Group Co. Ltd.	570	20,958
SK Hynix Inc.	954	62,009
SK Innovation Co. Ltd.	102	14,743
SK Telecom Co. Ltd.	336	70,574
S-Oil Corp.	168	13,362
Woongjin Coway Co. Ltd.	204	14,467

		910,730

Taiwan — 11.1%
Advantech Co. Ltd.	2,055	17,381
Asustek Computer Inc.	8,000	57,114
AU Optronics Corp.	48,000	12,766
Chang Hwa Commercial Bank Ltd.	36,581	25,646
Chicony Electronics Co. Ltd.	24,902	63,585
China Development Financial Holding Corp.	30,000	8,953
Compal Electronics Inc.	72,000	44,225
Far EasTone Telecommunications Co. Ltd.	48,000	110,370
First Financial Holding Co. Ltd.	206,724	155,564
Hua Nan Financial Holdings Co. Ltd.	246,421	173,946
Innolux Corp.	18,000	4,185
Mega Financial Holding Co. Ltd.	54,000	55,744
Standard Foods Corp.	3,230	6,243
Synnex Technology International Corp.	18,200	22,446
Taiwan Cooperative Financial Holding Co. Ltd.	216,407	146,148
Taiwan Mobile Co. Ltd.	36,000	126,771
Taiwan Semiconductor Manufacturing Co. Ltd.	14,000	116,834
WPG Holdings Ltd.	22,760	30,156

		1,178,077

Thailand — 8.0%
Advanced Info Service PCL, NVDR	7,600	52,635
Airports of Thailand PCL, NVDR	55,100	128,994

Security	Shares	Value

Thailand (continued)
Bangkok Bank PCL, Foreign	3,600	$21,187
Bangkok Dusit Medical Services PCL, NVDR	126,600	102,910
Bangkok Expressway & Metro PCL, NVDR	107,400	36,667
BTS Group Holdings PCL, NVDR	266,300	107,369
Bumrungrad Hospital PCL, NVDR	11,100	61,536
CP ALL PCL, NVDR	33,600	94,775
Electricity Generating PCL, NVDR	3,600	38,511
Home Product Center PCL, NVDR	99,100	55,423
Intouch Holdings PCL, NVDR	9,000	18,655
Kasikornbank PCL, Foreign	2,100	11,813
Krung Thai Bank PCL, NVDR	57,000	36,326
PTT PCL, NVDR	7,500	11,522
Robinson PCL, NVDR	3,600	7,433
Siam Commercial Bank PCL (The), NVDR	4,200	18,777
Thai Union Group PCL, NVDR	73,800	45,353

		849,886

Total Common Stocks — 94.3% (Cost: $9,381,514)		10,057,056

Preferred Stocks

South Korea — 0.1%
Hyundai Motor Co., Preference Shares, NVS	168	10,451

Total Preferred Stocks — 0.1% (Cost: $11,340)		10,451

Short-Term Investments

Money Market Funds — 2.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(c)(d)	254,000	254,000

Total Short-Term Investments — 2.4% (Cost: $254,000)		254,000

Total Investments in Securities — 96.8% (Cost: $9,646,854)		10,321,507

Other Assets, Less Liabilities — 3.2%		336,370

Net Assets — 100.0%		$10,657,877

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Min Vol Asia ex Japan ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	607,329	(607,329)	—	$—	$2,655	(b)	$203		$(130)
BlackRock Cash Funds: Treasury, SL Agency Shares	12,722	241,278	254,000	254,000	475		—		—

				$254,000	$3,130		$203		$(130)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$10,057,056	$—	$—	$10,057,056
Preferred Stocks	10,451	—	—	10,451
Money Market Funds	254,000	—	—	254,000

	$10,321,507	$—	$—	$10,321,507

See notes to financial statements.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	iShares® Edge MSCI Min Vol EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.4%
AGL Energy Ltd.	1,032,647	$14,925,442
Aurizon Holdings Ltd.	5,030,153	19,970,115
AusNet Services	10,668,103	13,051,561
Australia & New Zealand Banking Group Ltd.	771,388	14,839,170
Brambles Ltd.	1,304,560	11,797,087
Caltex Australia Ltd.	593,997	11,037,762
Coca-Cola Amatil Ltd.	1,925,503	14,094,368
Cochlear Ltd.	49,764	7,557,971
Commonwealth Bank of Australia	1,047,527	59,421,273
CSL Ltd.	159,118	25,182,910
Dexus	3,182,668	28,780,747
Goodman Group	2,298,818	23,465,863
GPT Group (The)	4,854,003	20,776,315
Insurance Australia Group Ltd.	3,438,855	20,455,097
Medibank Pvt Ltd.	4,726,893	11,761,423
Mirvac Group	10,687,872	23,720,509
National Australia Bank Ltd.	763,241	14,998,084
Newcrest Mining Ltd.	1,922,427	47,144,680
Ramsay Health Care Ltd.	111,800	5,608,294
Scentre Group	11,037,441	30,354,157
Sonic Healthcare Ltd.	2,634,960	50,924,752
Sydney Airport	4,826,522	27,811,054
Telstra Corp. Ltd.	11,167,701	30,558,439
Transurban Group	5,410,032	57,983,859
Vicinity Centres	10,401,340	18,711,417
Wesfarmers Ltd.	3,116,738	84,188,437
Westpac Banking Corp.	1,420,428	28,049,217
Woolworths Group Ltd.	4,638,113	113,870,736

		831,040,739

Belgium — 2.7%
Ageas	513,289	27,814,703
Colruyt SA	926,439	48,655,712
Groupe Bruxelles Lambert SA	995,106	94,707,633
KBC Group NV	275,297	17,863,730
Proximus SADP	2,287,161	65,725,798
UCB SA	610,173	47,976,861

		302,744,437

Denmark — 2.7%
Carlsberg A/S, Class B	359,240	49,365,269
Chr Hansen Holding A/S	185,943	16,368,939
Coloplast A/S, Class B	335,912	39,478,106
DSV A/S	61,198	5,885,608
H Lundbeck A/S	206,930	8,065,353
ISS A/S	300,421	8,481,838
Novo Nordisk A/S, Class B	1,124,849	54,341,747
Orsted A/S(a)	640,116	58,813,190
Tryg A/S	1,945,264	59,808,315

		300,608,365

Finland — 1.6%
Elisa OYJ	1,425,015	67,399,251
Neste OYJ	240,625	8,034,675
Nokia OYJ	2,737,559	14,872,704
Sampo OYJ, Class A	2,089,520	87,638,166

		177,944,796

France — 6.2%
Aeroports de Paris	264,746	45,895,398
Air Liquide SA	255,415	35,547,375

Security	Shares	Value

France (continued)
Covivio	121,898	$12,533,853
Danone SA	564,546	49,279,526
Dassault Aviation SA	3,142	4,337,894
EssilorLuxottica SA	291,958	39,869,341
Eurazeo SE	62,984	4,253,164
Eutelsat Communications SA	307,292	5,925,845
Getlink SE	1,461,586	21,236,650
Hermes International	135,127	95,776,706
L’Oreal SA	265,156	71,444,360
Orange SA	4,458,060	66,636,370
Pernod Ricard SA	245,601	43,492,556
Sanofi	954,254	80,173,698
SCOR SE	235,106	9,737,731
Societe BIC SA	187,963	13,163,584
Sodexo SA(b)	371,114	42,827,998
Thales SA	372,930	42,373,219
TOTAL SA	414,702	21,717,429

		706,222,697

Germany — 4.0%
adidas AG	41,497	13,378,006
Beiersdorf AG	509,192	59,528,097
Deutsche Boerse AG	42,509	5,977,717
Deutsche Lufthansa AG, Registered	268,489	4,297,199
Deutsche Telekom AG, Registered	6,746,644	111,774,272
Fraport AG Frankfurt Airport Services Worldwide	73,666	6,210,532
Hannover Rueck SE	146,816	23,162,976
Henkel AG & Co. KGaA	317,335	30,049,927
Innogy SE	868,373	36,691,817
Innogy SE, New(a)	513,195	24,861,231
Merck KGaA	296,939	30,561,756
METRO AG	325,929	5,080,450
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	303,570	73,615,260
Symrise AG	78,388	7,299,864
Telefonica Deutschland Holding AG	1,642,244	4,170,750
Uniper SE	485,678	15,114,068

		451,773,922

Hong Kong — 8.8%
BOC Hong Kong Holdings Ltd.	3,768,000	14,488,790
CK Infrastructure Holdings Ltd.	7,069,500	54,954,595
CLP Holdings Ltd.	12,863,500	140,090,366
Dairy Farm International Holdings Ltd.	2,741,800	20,563,500
Hang Seng Bank Ltd.	2,864,700	68,397,965
HK Electric Investments & HK Electric Investments Ltd.	43,684,500	44,310,087
HKT Trust & HKT Ltd.	61,770,349	98,795,944
Hong Kong & China Gas Co. Ltd.	71,063,201	157,415,898
Hongkong Land Holdings Ltd.	1,099,700	6,730,164
Jardine Matheson Holdings Ltd.	952,800	58,015,992
Jardine Strategic Holdings Ltd.(b)	677,600	23,377,200
Link REIT	4,389,500	51,252,609
MTR Corp. Ltd.	19,537,748	128,664,253
PCCW Ltd.	67,553,000	38,575,085
Power Assets Holdings Ltd.	10,510,000	75,388,866
Yue Yuen Industrial Holdings Ltd.	3,374,500	9,462,343

		990,483,657

Ireland — 1.3%
AIB Group PLC	5,154,489	17,790,921
Flutter Entertainment PLC	69,666	5,552,182
Kerry Group PLC, Class A	960,858	112,758,931

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Min Vol EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ireland (continued)
Kingspan Group PLC	287,686	$14,189,712

		150,291,746

Israel — 1.9%
Azrieli Group Ltd.	98,843	6,987,328
Bank Hapoalim BM	5,892,279	44,972,669
Bank Leumi Le-Israel BM	8,334,080	61,178,711
Check Point Software Technologies Ltd.(b)(c)	255,061	28,554,079
Elbit Systems Ltd.	46,242	7,468,753
Mizrahi Tefahot Bank Ltd.(c)	1,968,747	47,573,314
Nice Ltd.(c)	107,048	16,496,945

		213,231,799

Italy — 0.9%
Assicurazioni Generali SpA	1,486,642	27,874,020
Enel SpA	1,762,490	12,164,645
Recordati SpA	172,826	7,798,962
Snam SpA	9,577,405	47,335,190
Terna Rete Elettrica Nazionale SpA	1,286,182	7,881,919

		103,054,736

Japan — 28.3%
ABC-Mart Inc.	525,200	33,376,744
Ajinomoto Co. Inc.	1,377,600	24,830,423
ANA Holdings Inc.	1,824,500	61,536,440
Asahi Group Holdings Ltd.	728,000	31,748,377
Astellas Pharma Inc.	2,044,400	29,251,443
Bandai Namco Holdings Inc.(b)	157,200	8,542,298
Bridgestone Corp.	568,000	21,448,768
Canon Inc.	3,235,700	88,525,414
Central Japan Railway Co.	206,700	41,730,269
Chugai Pharmaceutical Co. Ltd.	239,600	17,212,802
Chugoku Electric Power Co. Inc. (The)	3,384,300	42,360,246
Daiwa House REIT Investment Corp.	28,629	70,270,583
East Japan Railway Co.	628,400	57,905,982
FamilyMart UNY Holdings Co. Ltd.	314,204	6,742,761
Fast Retailing Co. Ltd.	10,100	6,097,674
FUJIFILM Holdings Corp.	157,200	7,501,296
Hankyu Hanshin Holdings Inc.	471,300	16,646,885
Hikari Tsushin Inc.	85,300	18,941,589
Japan Airlines Co. Ltd.	1,836,200	57,956,780
Japan Post Bank Co. Ltd.	6,503,500	63,372,811
Japan Post Holdings Co. Ltd.	10,582,000	104,090,039
Japan Prime Realty Investment Corp.	12,568	55,735,593
Japan Real Estate Investment Corp.	19,133	120,005,277
Japan Retail Fund Investment Corp.	42,417	85,478,606
Japan Tobacco Inc.	2,199,400	49,011,727
Kamigumi Co. Ltd.	471,300	10,895,353
Kao Corp.	369,200	27,131,907
KDDI Corp.	1,728,100	45,416,840
Keihan Holdings Co. Ltd.	502,600	20,506,728
Keio Corp.	409,400	25,489,698
Kintetsu Group Holdings Co. Ltd.	1,614,900	77,045,195
Kirin Holdings Co. Ltd.	1,104,400	24,107,097
Kyowa Kirin Co. Ltd.	314,200	5,217,616
Kyushu Electric Power Co. Inc.	1,221,300	12,182,067
Kyushu Railway Co.	2,229,100	63,849,883
Lawson Inc.	818,700	41,095,234
Maruichi Steel Tube Ltd.	314,500	8,324,872
McDonald’s Holdings Co. Japan Ltd.	1,085,000	48,916,187
MEIJI Holdings Co. Ltd.	478,300	33,347,741
Mitsubishi Heavy Industries Ltd.	157,200	6,526,895

Security	Shares	Value

Japan (continued)
Mitsubishi Tanabe Pharma Corp.	2,450,700	$27,920,939
Mizuho Financial Group Inc.	51,067,100	72,620,403
Nagoya Railroad Co. Ltd.	1,834,800	50,781,248
NEC Corp.	1,096,900	45,260,069
NH Foods Ltd.	168,000	6,274,373
Nippon Building Fund Inc.	16,209	114,056,422
Nippon Prologis REIT Inc.	28,278	68,158,900
Nippon Telegraph & Telephone Corp.	1,713,900	77,695,748
Nissan Motor Co. Ltd.	11,594,700	75,906,173
Nissin Foods Holdings Co. Ltd.	335,500	20,981,303
Nitori Holdings Co. Ltd.	252,900	34,310,081
Nomura Real Estate Master Fund Inc.	44,856	71,430,830
NTT DOCOMO Inc.	6,408,300	154,342,201
Odakyu Electric Railway Co. Ltd.	471,600	10,589,554
Ono Pharmaceutical Co. Ltd.	504,100	9,206,818
Oriental Land Co. Ltd./Japan	652,100	86,726,447
Osaka Gas Co. Ltd.	338,600	6,249,638
Otsuka Holdings Co. Ltd.	334,800	12,386,752
Pan Pacific International Holdings Corp.	232,700	14,916,804
Sankyo Co. Ltd.	711,800	24,649,947
Secom Co. Ltd.	734,500	57,846,737
Sekisui House Ltd.	1,496,700	25,302,260
Seven & i Holdings Co. Ltd.	968,800	33,264,438
Shimamura Co. Ltd.	337,500	23,997,237
Shimano Inc.	74,300	10,559,051
Shionogi & Co. Ltd.	414,900	23,145,745
Suntory Beverage & Food Ltd.	1,728,100	68,996,671
Taisho Pharmaceutical Holdings Co. Ltd.	199,400	15,298,199
Takeda Pharmaceutical Co. Ltd.	791,500	26,498,757
Terumo Corp.	364,800	10,691,168
Tobu Railway Co. Ltd.	1,203,100	34,461,349
Toho Co. Ltd./Tokyo	294,000	11,508,174
Tokio Marine Holdings Inc.	131,600	7,026,343
Tokyo Gas Co. Ltd.	948,700	23,779,756
Toyo Suisan Kaisha Ltd.	1,387,400	56,160,470
Unicharm Corp.	471,300	13,447,731
United Urban Investment Corp.	47,130	79,913,728
USS Co. Ltd.	321,400	6,414,679
West Japan Railway Co.	716,600	58,991,212
Yamada Denki Co. Ltd.	10,060,700	44,570,082
Yamazaki Baking Co. Ltd.	471,300	7,214,374

		3,193,926,951

Netherlands — 1.3%
Heineken Holding NV	59,827	6,108,262
Heineken NV	236,759	25,601,552
Koninklijke Ahold Delhaize NV	2,451,381	55,829,203
NN Group NV	422,532	16,009,312
Unilever NV	845,921	49,286,919

		152,835,248

New Zealand — 0.8%
Auckland International Airport Ltd.	3,180,170	19,530,372
Fisher & Paykel Healthcare Corp. Ltd.	1,017,760	11,083,403
Meridian Energy Ltd.	9,054,476	28,116,855
Ryman Healthcare Ltd.	978,561	8,331,466
Spark New Zealand Ltd.	9,183,011	24,121,925

		91,184,021

Norway — 0.7%
Gjensidige Forsikring ASA	996,036	19,558,138
Mowi ASA	882,704	21,418,438

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Min Vol EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Orkla ASA	1,195,358	$10,273,517
Telenor ASA	1,535,746	31,493,604

		82,743,697

Singapore — 4.0%
Ascendas REIT	5,422,700	12,124,849
CapitaLand Mall Trust	27,358,900	52,376,835
DBS Group Holdings Ltd.	2,148,200	41,455,527
Oversea-Chinese Banking Corp. Ltd.(b)	5,609,699	47,302,566
SATS Ltd.	8,427,100	29,680,042
Singapore Airlines Ltd.	8,330,200	58,860,132
Singapore Exchange Ltd.	2,918,900	16,892,103
Singapore Technologies Engineering Ltd.	13,000,500	40,277,754
Singapore Telecommunications Ltd.	32,670,300	79,494,428
United Overseas Bank Ltd.	2,539,900	48,995,916
Wilmar International Ltd.	7,329,400	21,368,826

		448,828,978

Spain — 0.2%
Endesa SA	594,650	14,797,559
Red Electrica Corp. SA	613,151	11,673,865

		26,471,424

Sweden — 0.7%
ICA Gruppen AB	518,067	23,178,451
Svenska Handelsbanken AB, Class A	501,339	4,557,081
Telia Co. AB	10,700,837	48,132,377

		75,867,909

Switzerland — 13.6%
Baloise Holding AG, Registered	371,764	67,555,903
Barry Callebaut AG, Registered	17,281	34,020,878
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	8,670	64,193,030
Chocoladefabriken Lindt & Spruengli AG, Registered	362	30,093,535
Geberit AG, Registered	40,916	18,990,810
Givaudan SA, Registered	42,201	112,791,764
Kuehne + Nagel International AG, Registered	499,332	74,017,142
Nestle SA, Registered	1,660,886	177,328,940
Novartis AG, Registered	1,799,529	166,247,396
Partners Group Holding AG	53,435	42,866,744
Roche Holding AG, NVS	603,596	162,574,620
Schindler Holding AG, Registered	29,898	6,770,840
Sonova Holding AG, Registered	102,290	23,712,682
Swiss Life Holding AG, Registered	170,601	82,974,123
Swiss Prime Site AG, Registered	653,393	57,782,381
Swiss Re AG	1,314,637	128,223,585
Swisscom AG, Registered	308,009	150,115,497
Zurich Insurance Group AG	386,725	135,353,750

		1,535,613,620

United Kingdom — 12.3%
Admiral Group PLC	1,678,934	44,548,563
AstraZeneca PLC	1,026,254	88,728,316
BAE Systems PLC	4,715,793	31,677,559
Berkeley Group Holdings PLC	277,085	13,157,155
BP PLC	1,935,744	12,934,303
British American Tobacco PLC	276,794	10,004,933
BT Group PLC	8,740,846	20,675,537
Bunzl PLC	518,039	13,637,730
Burberry Group PLC	526,391	14,560,150
Centrica PLC	4,385,861	4,085,701

Security	Shares	Value

United Kingdom (continued)
Coca-Cola European Partners PLC	615,832	$34,043,193
Compass Group PLC	4,604,086	117,428,595
Croda International PLC	184,793	10,607,530
Diageo PLC	2,864,140	120,763,446
Direct Line Insurance Group PLC	15,358,036	60,627,810
Experian PLC	270,715	8,286,927
GlaxoSmithKline PLC	5,499,525	114,651,298
HSBC Holdings PLC	7,722,652	62,097,576
Imperial Brands PLC	914,681	23,463,611
Kingfisher PLC	2,283,422	6,218,163
Marks & Spencer Group PLC	6,824,432	17,372,494
National Grid PLC	9,137,296	94,461,677
Pearson PLC	922,630	9,842,073
Persimmon PLC	193,265	4,754,166
Reckitt Benckiser Group PLC	261,834	20,428,805
RELX PLC	3,520,447	84,207,814
Royal Dutch Shell PLC, Class A	1,011,840	32,138,306
RSA Insurance Group PLC	5,997,218	41,166,514
Severn Trent PLC	634,092	15,644,745
Smith & Nephew PLC	3,231,152	73,549,199
SSE PLC	2,107,796	28,402,711
Taylor Wimpey PLC	3,148,287	6,237,262
Tesco PLC	3,750,701	10,255,157
Unilever PLC	904,238	54,867,024
United Utilities Group PLC	1,442,793	13,931,631
Vodafone Group PLC	20,457,778	37,594,339
Whitbread PLC	205,924	11,404,460
Wm Morrison Supermarkets PLC	7,051,357	16,806,152

		1,385,262,625

Total Common Stocks — 99.4% (Cost: $10,423,016,109)		11,220,131,367

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(d)(e)(f)	45,116,433	45,138,991
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(d)(e)	2,645,000	2,645,000

		47,783,991

Total Short-Term Investments — 0.4% (Cost: $47,773,091)		47,783,991

Total Investments in Securities — 99.8% (Cost: $10,470,789,200)		11,267,915,358

Other Assets, Less Liabilities — 0.2%		27,620,189

Net Assets — 100.0%		$11,295,535,547

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Min Vol EAFE ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	57,454,115	(12,337,682)	45,116,433	$45,138,991	$1,032,144	(b)	$33,999		$(2,803)
BlackRock Cash Funds: Treasury, SL Agency Shares	9,114,689	(6,469,689)	2,645,000	2,645,000	188,122		—		—

				$47,783,991	$1,220,266		$33,999		$(2,803)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
ASX SPI 200 Index	167	09/19/19	$19,430	$558,166
Euro STOXX 50 Index	469	09/20/19	18,078	325,201
FTSE 100 Index	166	09/20/19	15,316	279,331
TOPIX Index	145	09/12/19	20,914	143,237

				$1,305,935

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,305,935

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(852,326)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,588,114

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$66,323,677

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Min Vol EAFE ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$11,220,131,367	$—	$—	$11,220,131,367
Money Market Funds	47,783,991	—	—	47,783,991

	$11,267,915,358	$—	$—	$11,267,915,358

Derivative financial instruments(a)
Assets
Futures Contracts	$1,305,935	$—	$—	$1,305,935

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	25

Schedule of Investments July 31, 2019	iShares® Edge MSCI Min Vol Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 0.0%
ANDRITZ AG	329	$11,854

Belgium — 4.3%
Ageas	2,167	117,428
Colruyt SA	3,238	170,057
Groupe Bruxelles Lambert SA	3,464	329,681
Proximus SADP	8,134	233,745
UCB SA	2,988	234,941

		1,085,852

Denmark — 5.8%
Carlsberg A/S, Class B	1,604	220,415
Chr Hansen Holding A/S	944	83,102
Coloplast A/S, Class B	2,200	258,555
DSV A/S	806	77,516
H Lundbeck A/S	1,012	39,444
ISS A/S	1,870	52,796
Novo Nordisk A/S, Class B	6,276	303,195
Orsted A/S(a)	2,354	216,283
Tryg A/S	6,897	212,053

		1,463,359

Finland — 3.2%
Elisa OYJ	4,988	235,918
Fortum OYJ	2,140	49,560
Kone OYJ, Class B	1,081	62,105
Neste OYJ	1,494	49,886
Nokia OYJ	8,340	45,310
Nordea Bank Abp	2,060	13,314
Sampo OYJ, Class A	8,019	336,331

		792,424

France — 12.7%
Aeroports de Paris	990	171,623
Air Liquide SA	1,264	175,917
Covivio	1,867	191,970
Danone SA	2,217	193,523
Dassault Aviation SA	8	11,045
Dassault Systemes SE	172	26,428
EssilorLuxottica SA	1,033	141,065
Eutelsat Communications SA	809	15,601
Gecina SA	693	106,942
Getlink SE	8,549	124,216
Hermes International	532	377,076
ICADE	234	20,452
Klepierre SA	866	26,843
L’Oreal SA	961	258,934
LVMH Moet Hennessy Louis Vuitton SE	53	22,147
Orange SA	20,009	299,082
Pernod Ricard SA	1,266	224,191
Sanofi	3,877	325,734
SCOR SE	572	23,691
Societe BIC SA	707	49,513
Sodexo SA(b)	762	87,938
Suez	850	12,568
Thales SA	1,484	168,616
TOTAL SA	2,502	131,027

		3,186,142

Germany — 11.7%
adidas AG	304	98,005
Allianz SE, Registered	932	218,330

Security	Shares	Value

Germany (continued)
Aroundtown SA	4,148	$33,400
Beiersdorf AG	1,457	170,333
Deutsche Boerse AG	632	88,873
Deutsche Telekom AG, Registered	21,640	358,518
Deutsche Wohnen SE	1,536	56,812
E.ON SE	4,632	46,694
Fraport AG Frankfurt Airport Services Worldwide	809	68,204
Fresenius Medical Care AG & Co. KGaA	635	44,471
Fresenius SE & Co. KGaA	231	11,713
Hannover Rueck SE	1,237	195,160
Henkel AG & Co. KGaA	1,398	132,383
Innogy SE, New(a)	6,497	314,741
Merck KGaA	2,065	212,535
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	1,496	362,778
QIAGEN NV(c)	1,334	51,212
RTL Group SA	384	19,051
SAP SE	1,171	145,660
Siemens Healthineers AG(a)	1,181	49,724
Symrise AG	393	36,598
Telefonica Deutschland Holding AG	15,653	39,753
Uniper SE	2,305	71,731
Vonovia SE	1,912	94,222

		2,920,901

Ireland — 1.8%
AIB Group PLC	10,522	36,317
Flutter Entertainment PLC	157	12,512
Kerry Group PLC, Class A	3,107	364,614
Kingspan Group PLC	760	37,486

		450,929

Italy — 2.8%
Assicurazioni Generali SpA	5,584	104,698
Davide Campari-Milano SpA	2,517	23,596
Enel SpA	20,694	142,829
Eni SpA	1,890	29,890
Recordati SpA	1,186	53,520
Snam SpA	40,496	200,147
Terna Rete Elettrica Nazionale SpA	22,302	136,670

		691,350

Netherlands — 5.1%
Akzo Nobel NV	788	74,970
Heineken Holding NV	1,703	173,874
Heineken NV	2,516	272,064
Koninklijke Ahold Delhaize NV	7,750	176,503
Koninklijke KPN NV	19,494	56,020
NN Group NV	1,391	52,703
Unilever NV	5,281	307,693
Wolters Kluwer NV	2,058	150,223

		1,264,050

Norway — 3.1%
DNB ASA	737	13,322
Equinor ASA	9,527	172,373
Gjensidige Forsikring ASA	8,168	160,387
Mowi ASA	4,566	110,792
Orkla ASA	12,688	109,047
Telenor ASA	9,788	200,723

		766,644

Spain — 3.2%
Aena SME SA(a)	520	95,009

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Min Vol Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Enagas SA	136	$2,979
Endesa SA	7,631	189,893
Iberdrola SA	26,247	250,445
Iberdrola SA, New(c)(d)	574	5,480
Industria de Diseno Textil SA	4,243	127,694
Red Electrica Corp. SA	6,720	127,943

		799,443

Sweden — 3.1%
Assa Abloy AB, Class B	3,558	82,671
Essity AB, Class B	561	16,842
Hennes & Mauritz AB, Class B	2,466	43,356
ICA Gruppen AB	2,656	118,830
Investor AB, Class B	1,813	87,048
L E Lundbergforetagen AB, Class B	964	36,035
Millicom International Cellular SA, SDR	221	11,445
Svenska Handelsbanken AB, Class A	5,338	48,521
Tele2 AB, Class B	2,304	33,252
Telefonaktiebolaget LM Ericsson, Class B	2,594	23,011
Telia Co. AB	61,646	277,284

		778,295

Switzerland — 20.0%
Alcon Inc.(c)	800	46,869
Baloise Holding AG, Registered	1,155	209,883
Barry Callebaut AG, Registered	54	106,309
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	26	192,505
Chocoladefabriken Lindt & Spruengli AG, Registered	1	83,131
Cie. Financiere Richemont SA, Registered	180	15,527
Geberit AG, Registered	311	144,348
Givaudan SA, Registered	133	355,473
Kuehne + Nagel International AG, Registered	1,979	293,352
Nestle SA, Registered	3,719	397,069
Novartis AG, Registered	4,437	409,907
Pargesa Holding SA, Bearer	363	27,390
Partners Group Holding AG	213	170,873
Roche Holding AG, NVS	1,405	378,428
Schindler Holding AG, Registered	380	86,057
SGS SA, Registered	100	248,485
Sonova Holding AG, Registered	444	102,927
Swiss Life Holding AG, Registered	611	297,168
Swiss Prime Site AG, Registered	3,561	314,915
Swiss Re AG	3,604	351,517
Swisscom AG, Registered	775	377,715
Zurich Insurance Group AG	1,132	396,200

		5,006,048

United Kingdom — 22.5%
Admiral Group PLC	4,976	132,032
Associated British Foods PLC	381	11,290
AstraZeneca PLC	3,839	331,914
BAE Systems PLC	16,884	113,416
BP PLC	27,576	184,258
British American Tobacco PLC	1,170	42,291
British Land Co. PLC (The)	3,922	24,396
BT Group PLC	43,631	103,205
Bunzl PLC	1,515	39,883
Burberry Group PLC	727	20,109
Centrica PLC	28,257	26,323

Security	Shares	Value

United Kingdom (continued)
Coca-Cola European Partners PLC	3,362	$185,851
Compass Group PLC	14,952	381,355
Croda International PLC	408	23,420
Diageo PLC	8,574	361,514
Direct Line Insurance Group PLC	41,286	162,982
Experian PLC	3,953	121,006
GlaxoSmithKline PLC	17,217	358,931
HSBC Holdings PLC	30,964	248,980
Imperial Brands PLC	2,841	72,878
Land Securities Group PLC	20,244	197,360
Marks & Spencer Group PLC	22,237	56,607
National Grid PLC	32,042	331,251
Next PLC	250	18,563
Pearson PLC	1,852	19,756
Reckitt Benckiser Group PLC	1,052	82,079
RELX PLC	12,926	309,185
Royal Dutch Shell PLC, Class A	9,793	311,048
RSA Insurance Group PLC	9,190	63,083
Segro PLC	29,143	272,698
Severn Trent PLC	3,962	97,753
Smith & Nephew PLC	12,555	285,784
SSE PLC	10,207	137,540
Unilever PLC	4,001	242,771
United Utilities Group PLC	12,301	118,779
Vodafone Group PLC	60,237	110,695
Whitbread PLC	521	28,854

		5,629,840

Total Common Stocks — 99.3% (Cost: $24,684,588)		24,847,131

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(e)(f)(g)	70,627	70,662
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(e)(f)	5,000	5,000

		75,662

Total Short-Term Investments — 0.3% (Cost: $75,649)		75,662

Total Investments in Securities — 99.6% (Cost: $24,760,237)		24,922,793

Other Assets, Less Liabilities — 0.4%		110,057

Net Assets — 100.0%		$25,032,850

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Min Vol Europe ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss	)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	70,627	70,627	$70,662	$698	(b)	$(2)		$14
BlackRock Cash Funds: Treasury, SL Agency Shares	6,216	(1,216)	5,000	5,000	296		—		—

				$75,662	$994		$(2)		$14

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$24,841,651	$—	$5,480	$24,847,131
Money Market Funds	75,662	—	—	75,662

	$24,917,313	$—	$5,480	$24,922,793

See notes to financial statements.

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	iShares® Edge MSCI Min Vol Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.1%
Yamato Holdings Co. Ltd.	1,500	$29,613

Airlines — 2.9%
ANA Holdings Inc.	14,000	472,189
Japan Airlines Co. Ltd.	14,500	457,670

		929,859

Auto Components — 1.7%
Bridgestone Corp.	12,500	472,024
Denso Corp.	1,000	42,717
Sumitomo Electric Industries Ltd.	1,500	18,706
Sumitomo Rubber Industries Ltd.	2,500	27,469

		560,916

Automobiles — 4.5%
Honda Motor Co. Ltd.	8,000	199,715
Mazda Motor Corp.	3,500	34,782
Nissan Motor Co. Ltd.	66,500	435,351
Subaru Corp.	3,500	82,024
Suzuki Motor Corp.	5,000	196,592
Toyota Motor Corp.	8,000	517,541

		1,466,005

Banks — 5.6%
Aozora Bank Ltd.	7,000	161,050
Japan Post Bank Co. Ltd.	45,500	443,371
Mitsubishi UFJ Financial Group Inc.	38,500	185,878
Mizuho Financial Group Inc.	323,000	459,325
Resona Holdings Inc.	15,000	61,395
Seven Bank Ltd.	29,500	80,152
Sumitomo Mitsui Financial Group Inc.	10,500	368,165
Sumitomo Mitsui Trust Holdings Inc.	1,000	34,391

		1,793,727

Beverages — 2.5%
Asahi Group Holdings Ltd.	7,000	305,273
Coca-Cola Bottlers Japan Holdings Inc.	500	12,402
Kirin Holdings Co. Ltd.	10,000	218,282
Suntory Beverage & Food Ltd.	7,000	279,484

		815,441

Building Products — 0.4%
Daikin Industries Ltd.	1,000	125,121

Chemicals — 1.3%
Shin-Etsu Chemical Co. Ltd.	1,500	154,110
Teijin Ltd.	5,500	95,791
Toray Industries Inc.	24,000	166,425

		416,326

Commercial Services & Supplies — 2.0%
Dai Nippon Printing Co. Ltd.	3,500	73,949
Park24 Co. Ltd.	5,000	109,556
Secom Co. Ltd.	5,500	433,161
Toppan Printing Co. Ltd.	1,000	16,376

		633,042

Construction & Engineering — 0.1%
Taisei Corp.	1,000	34,722

Diversified Telecommunication Services — 1.4%
Nippon Telegraph & Telephone Corp.	10,000	453,327

Electric Utilities — 3.3%
Chubu Electric Power Co. Inc.	7,500	106,309

Security	Shares	Value

Electric Utilities (continued)
Chugoku Electric Power Co. Inc. (The)	38,000	$475,634
Kansai Electric Power Co. Inc. (The)	3,500	43,389
Kyushu Electric Power Co. Inc.	24,000	239,392
Tohoku Electric Power Co. Inc.	13,500	135,653
Tokyo Electric Power Co. Holdings Inc.(a)	13,500	65,278

		1,065,655

Electrical Equipment — 0.5%
Mitsubishi Electric Corp.	1,500	19,791
Nidec Corp.	1,000	135,528

		155,319

Electronic Equipment, Instruments & Components — 0.9%
Hamamatsu Photonics KK	2,500	93,599
Hirose Electric Co. Ltd.	520	54,934
Keyence Corp.	200	116,288
Kyocera Corp.	500	30,808

		295,629

Entertainment — 1.0%
Konami Holdings Corp.	1,500	64,103
Nintendo Co. Ltd.	200	73,866
Toho Co. Ltd./Tokyo	4,500	176,146

		314,115

Equity Real Estate Investment Trusts (REITs) — 9.5%
Daiwa House REIT Investment Corp.	130	319,088
Japan Prime Realty Investment Corp.	65	288,257
Japan Real Estate Investment Corp.	80	501,773
Japan Retail Fund Investment Corp.	200	403,039
Nippon Building Fund Inc.	70	492,563
Nippon Prologis REIT Inc.	145	349,496
Nomura Real Estate Master Fund Inc.	195	310,527
United Urban Investment Corp.	230	389,989

		3,054,732

Food & Staples Retailing — 2.7%
Aeon Co. Ltd.	5,000	87,129
FamilyMart UNY Holdings Co. Ltd.	3,000	64,379
Lawson Inc.	7,000	351,370
Seven & i Holdings Co. Ltd.	11,000	377,693

		880,571

Food Products — 3.6%
Ajinomoto Co. Inc.	11,000	198,268
Calbee Inc.	2,500	71,149
MEIJI Holdings Co. Ltd.	2,600	181,276
NH Foods Ltd.	4,000	149,390
Nisshin Seifun Group Inc.	3,500	66,567
Nissin Foods Holdings Co. Ltd.	2,000	125,075
Toyo Suisan Kaisha Ltd.	7,000	283,352
Yamazaki Baking Co. Ltd.	5,500	84,191

		1,159,268

Gas Utilities — 2.3%
Osaka Gas Co. Ltd.	16,500	304,545
Toho Gas Co. Ltd.	2,000	76,537
Tokyo Gas Co. Ltd.	15,000	375,984

		757,066

Health Care Equipment & Supplies — 1.4%
Hoya Corp.	3,000	232,236
Olympus Corp.	5,000	54,939
Terumo Corp.	5,500	161,188

		448,363

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Min Vol Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services — 0.4%
Medipal Holdings Corp.	1,500	$32,107
Suzuken Co. Ltd./Aichi Japan	2,000	111,075

		143,182

Hotels, Restaurants & Leisure — 3.1%
McDonald’s Holdings Co. Japan Ltd.	10,500	473,382
Oriental Land Co. Ltd./Japan	4,000	531,983

		1,005,365

Household Durables — 2.5%
Casio Computer Co. Ltd.	6,500	74,593
Nikon Corp.	5,500	74,870
Panasonic Corp.	7,000	59,617
Rinnai Corp.	1,500	101,819
Sekisui House Ltd.	21,000	355,013
Sony Corp.	2,500	142,068

		807,980

Household Products — 0.9%
Lion Corp.	5,000	98,872
Unicharm Corp.	6,500	185,466

		284,338

Industrial Conglomerates — 0.8%
Keihan Holdings Co. Ltd.	4,500	183,606
Toshiba Corp.	2,500	80,244

		263,850

Insurance — 3.4%
Japan Post Holdings Co. Ltd.	43,500	427,889
MS&AD Insurance Group Holdings Inc.	5,000	164,909
Sompo Holdings Inc.	1,000	41,741
Sony Financial Holdings Inc.	3,000	73,249
Tokio Marine Holdings Inc.	7,500	400,437

		1,108,225

Interactive Media & Services — 0.4%
Yahoo Japan Corp.	43,500	128,607

Internet & Direct Marketing Retail — 0.3%
Rakuten Inc.	9,500	97,647

IT Services — 1.2%
Fujitsu Ltd.	3,000	236,049
NTT Data Corp.	10,000	132,167
Otsuka Corp.	500	19,917

		388,133

Leisure Products — 2.2%
Bandai Namco Holdings Inc.	3,500	190,191
Sankyo Co. Ltd.	8,500	294,359
Sega Sammy Holdings Inc.	3,000	38,794
Shimano Inc.	1,100	156,325
Yamaha Corp.	500	23,762

		703,431

Machinery — 1.5%
FANUC Corp.	1,000	179,876
Hoshizaki Corp.	1,000	71,103
Mitsubishi Heavy Industries Ltd.	6,000	249,118

		500,097

Media — 0.3%
Dentsu Inc.	2,500	83,352

Multiline Retail — 0.5%
Pan Pacific International Holdings Corp.	2,000	128,206

Security	Shares	Value

Multiline Retail (continued)
Ryohin Keikaku Co. Ltd.	200	$35,791

		163,997

Oil, Gas & Consumable Fuels — 0.0%
Inpex Corp.	1,500	13,281

Personal Products — 1.1%
Kao Corp.	4,000	293,954
Shiseido Co. Ltd.	800	59,284

		353,238

Pharmaceuticals — 4.4%
Astellas Pharma Inc.	22,000	314,778
Chugai Pharmaceutical Co. Ltd.	3,000	215,519
Daiichi Sankyo Co. Ltd.	1,000	61,220
Kyowa Kirin Co. Ltd.	2,500	41,515
Mitsubishi Tanabe Pharma Corp.	11,500	131,020
Ono Pharmaceutical Co. Ltd.	2,000	36,528
Otsuka Holdings Co. Ltd.	2,500	92,494
Shionogi & Co. Ltd.	3,500	195,252
Taisho Pharmaceutical Holdings Co. Ltd.	500	38,360
Takeda Pharmaceutical Co. Ltd.	8,500	284,573

		1,411,259

Road & Rail — 10.2%
Central Japan Railway Co.	2,400	484,531
East Japan Railway Co.	5,200	479,171
Hankyu Hanshin Holdings Inc.	3,500	123,624
Keio Corp.	2,000	124,522
Keisei Electric Railway Co. Ltd.	1,500	55,469
Kintetsu Group Holdings Co. Ltd.	9,000	429,381
Kyushu Railway Co.	13,000	372,369
Nagoya Railroad Co. Ltd.	14,500	401,312
Odakyu Electric Railway Co. Ltd.	2,500	56,136
Seibu Holdings Inc.	2,000	31,665
Tobu Railway Co. Ltd.	7,000	200,507
Tokyu Corp.	7,500	132,075
West Japan Railway Co.	5,000	411,605

		3,302,367

Semiconductors & Semiconductor Equipment — 0.3%
Tokyo Electron Ltd.	500	86,092

Software — 0.3%
Oracle Corp. Japan	1,000	83,629

Specialty Retail — 4.9%
ABC-Mart Inc.	5,300	336,818
Fast Retailing Co. Ltd.	300	181,119
Hikari Tsushin Inc.	800	177,647
Nitori Holdings Co. Ltd.	2,000	271,333
Shimamura Co. Ltd.	2,000	142,206
Yamada Denki Co. Ltd.	105,000	465,162

		1,574,285

Technology Hardware, Storage & Peripherals — 4.5%
Canon Inc.	17,000	465,103
FUJIFILM Holdings Corp.	7,000	334,027
Konica Minolta Inc.	8,000	67,050
NEC Corp.	11,800	486,889
Ricoh Co. Ltd.	8,500	78,444
Seiko Epson Corp.	2,500	37,071

		1,468,584

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Min Vol Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Tobacco — 1.4%
Japan Tobacco Inc.	21,000	$467,967

Trading Companies & Distributors — 3.0%
ITOCHU Corp.	13,500	258,872
Marubeni Corp.	3,000	19,618
Mitsubishi Corp.	10,000	270,458
Mitsui & Co. Ltd.	16,500	270,352
Sumitomo Corp.	10,000	149,528

		968,828

Transportation Infrastructure — 0.4%
Kamigumi Co. Ltd.	5,000	115,588

Wireless Telecommunication Services — 3.9%
KDDI Corp.	18,500	486,205
NTT DOCOMO Inc.	21,000	505,780
Softbank Corp.	11,000	148,828
SoftBank Group Corp.	2,000	103,670

		1,244,483

Total Common Stocks — 99.6% (Cost: $33,253,434)		32,156,622

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(b)(c)	18,000	$18,000

Total Short-Term Investments — 0.0% (Cost: $18,000)		18,000

Total Investments in Securities — 99.6% (Cost: $33,271,434)		32,174,622

Other Assets, Less Liabilities — 0.4%		115,324

Net Assets — 100.0%		$32,289,946

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	400,047	(400,047)	—	$—	$3,304	(b)	$(13)	$(28)
BlackRock Cash Funds: Treasury, SL Agency Shares	1,545	16,455	18,000	18,000	369		—	—

				$18,000	$3,673		$(13)	$(28)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$32,156,622	$—	$—	$32,156,622
Money Market Funds	18,000	—	—	18,000

	$32,174,622	$—	$—	$32,174,622

See notes to financial statements.

SCHEDULE OF INVESTMENTS	31

Schedule of Investments July 31, 2019	iShares® Edge MSCI Min Vol USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.2%
L3Harris Technologies Inc.	866,244	$179,832,254
Lockheed Martin Corp.	592,077	214,432,527
Northrop Grumman Corp.	87,720	30,313,400
Raytheon Co.	484,237	88,271,563
United Technologies Corp.	1,113,653	148,784,041

		661,633,785

Air Freight & Logistics — 0.6%
CH Robinson Worldwide Inc.	903,743	75,670,402
Expeditors International of Washington Inc.	1,193,526	91,125,710
United Parcel Service Inc., Class B	155,462	18,573,045

		185,369,157

Banks — 0.8%
BB&T Corp.	300,879	15,504,295
M&T Bank Corp.	444,193	72,958,700
U.S. Bancorp	2,668,912	152,528,321
Wells Fargo & Co.	321,278	15,553,068

		256,544,384

Beverages — 3.0%
Brown-Forman Corp., Class B, NVS	519,462	28,471,712
Coca-Cola Co. (The)	8,851,261	465,841,867
PepsiCo Inc.	3,339,583	426,832,103

		921,145,682

Biotechnology — 0.1%
Vertex Pharmaceuticals Inc.(a)	137,737	22,949,739

Capital Markets — 0.6%
CME Group Inc.	725,158	140,985,218
Intercontinental Exchange Inc.	288,982	25,389,959
MarketAxess Holdings Inc.	57,727	19,456,308

		185,831,485

Chemicals — 1.1%
Air Products & Chemicals Inc.	394,213	89,987,001
Ecolab Inc.	1,079,453	217,758,054
International Flavors & Fragrances Inc.	307,725	44,309,323

		352,054,378

Commercial Services & Supplies — 3.5%
Republic Services Inc.	4,952,435	439,033,363
Waste Connections Inc.	1,738,585	157,724,431
Waste Management Inc.	4,063,406	475,418,502

		1,072,176,296

Communications Equipment — 2.4%
Cisco Systems Inc.	5,085,049	281,711,715
F5 Networks Inc.(a)	501,230	73,540,466
Juniper Networks Inc.	560,759	15,151,708
Motorola Solutions Inc.	2,261,344	375,292,650

		745,696,539

Containers & Packaging — 0.1%
Ball Corp.	360,530	25,770,684

Distributors — 0.2%
Genuine Parts Co.	527,200	51,201,664

Diversified Financial Services — 0.6%
Berkshire Hathaway Inc., Class B(a)	869,211	178,562,016

Diversified Telecommunication Services — 2.6%
AT&T Inc.	9,090,137	309,519,165
Verizon Communications Inc.	7,648,100	422,710,487

Security	Shares	Value

Diversified Telecommunication Services (continued)
Zayo Group Holdings Inc.(a)	1,727,468	$58,267,495

		790,497,147

Electric Utilities — 5.5%
Alliant Energy Corp.	668,486	33,116,796
American Electric Power Co. Inc.	1,694,601	148,802,914
Duke Energy Corp.	3,533,984	306,467,092
Evergy Inc.	1,308,951	79,178,446
Eversource Energy	1,005,495	76,276,851
NextEra Energy Inc.	1,930,558	399,953,701
Southern Co. (The)	5,551,733	312,007,394
Xcel Energy Inc.	5,495,724	327,600,108

		1,683,403,302

Electronic Equipment, Instruments & Components — 0.9%
Amphenol Corp., Class A	2,625,991	245,057,480
FLIR Systems Inc.	838,926	41,661,065

		286,718,545

Entertainment — 0.8%
Walt Disney Co. (The)	1,689,541	241,621,258

Equity Real Estate Investment Trusts (REITs) — 8.2%
American Tower Corp.	1,071,361	226,721,415
AvalonBay Communities Inc.	1,329,095	277,501,745
Camden Property Trust	1,266,936	131,393,933
Crown Castle International Corp.	2,068,096	275,594,473
Digital Realty Trust Inc.	126,803	14,501,191
Duke Realty Corp.	548,369	18,277,139
Equinix Inc.	62,911	31,587,613
Equity Residential	2,991,200	235,975,768
Essex Property Trust Inc.	387,444	117,093,326
Extra Space Storage Inc.	629,063	70,700,391
Invitation Homes Inc.	1,682,144	46,208,496
Mid-America Apartment Communities Inc.	604,929	71,284,833
National Retail Properties Inc.	1,274,227	66,565,618
Public Storage	1,303,302	316,389,593
Realty Income Corp.	2,658,321	183,982,396
SBA Communications Corp.(a)	442,705	108,644,234
Simon Property Group Inc.	206,599	33,510,358
UDR Inc.	2,542,298	117,098,246
Ventas Inc.	844,896	56,853,052
Welltower Inc.	1,193,019	99,163,739

		2,499,047,559

Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	263,389	72,597,910
Sysco Corp.	1,487,561	102,002,058
Walmart Inc.	1,749,728	193,134,976

		367,734,944

Food Products — 4.6%
Bunge Ltd.	298,835	17,460,929
Campbell Soup Co.	1,836,108	75,904,705
General Mills Inc.	1,055,014	56,031,793
Hershey Co. (The)	2,565,442	389,280,169
Hormel Foods Corp.	4,696,714	192,518,307
Ingredion Inc.	214,884	16,608,384
JM Smucker Co. (The)	570,868	63,474,813
Kellogg Co.	2,344,490	136,496,208
Lamb Weston Holdings Inc.	1,986,022	133,301,797
McCormick & Co. Inc./MD, NVS	920,929	146,004,084
Mondelez International Inc., Class A	2,899,654	155,102,492

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Min Vol USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Tyson Foods Inc., Class A	238,506	$18,961,227

		1,401,144,908

Health Care Equipment & Supplies — 4.2%
Abbott Laboratories	925,662	80,625,160
Baxter International Inc.	2,814,777	236,356,825
Becton Dickinson and Co.	463,214	117,100,499
Boston Scientific Corp.(a)	844,275	35,847,917
Cooper Companies Inc. (The)(b)	309,838	104,539,341
Danaher Corp.	1,593,593	223,899,816
Medtronic PLC	2,901,731	295,802,458
Stryker Corp.	895,908	187,943,580
Zimmer Biomet Holdings Inc.	124,213	16,784,903

		1,298,900,499

Health Care Providers & Services — 1.8%
Anthem Inc.	490,235	144,428,133
Henry Schein Inc.(a)(b)	227,309	15,125,141
Humana Inc.	311,185	92,344,149
Quest Diagnostics Inc.	177,396	18,108,584
UnitedHealth Group Inc.	699,747	174,244,001
Universal Health Services Inc., Class B	520,584	78,535,302
WellCare Health Plans Inc.(a)	83,225	23,906,381

		546,691,691

Health Care Technology — 0.1%
Cerner Corp.	242,924	17,405,505

Hotels, Restaurants & Leisure — 3.8%
Darden Restaurants Inc.	619,867	75,351,033
McDonald’s Corp.	2,194,307	462,384,371
Starbucks Corp.	2,344,894	222,038,013
Yum! Brands Inc.	3,732,087	419,934,429

		1,179,707,846

Household Durables — 0.4%
Garmin Ltd.	828,992	65,150,481
NVR Inc.(a)(b)	15,618	52,228,779

		117,379,260

Household Products — 2.6%
Church & Dwight Co. Inc.	1,498,287	113,030,771
Clorox Co. (The)	858,266	139,554,052
Colgate-Palmolive Co.	1,338,924	96,054,408
Kimberly-Clark Corp.	758,690	102,916,298
Procter & Gamble Co. (The)	3,019,474	356,418,711

		807,974,240

Industrial Conglomerates — 0.3%
Honeywell International Inc.	629,179	108,508,210

Insurance — 10.8%
Aflac Inc.	4,016,636	211,435,719
Alleghany Corp.(a)	23,374	16,028,253
Allstate Corp. (The)	1,861,705	199,947,117
American Financial Group Inc./OH	1,016,711	104,090,872
American International Group Inc.	1,297,060	72,622,389
Aon PLC	1,215,302	229,995,903
Arch Capital Group Ltd.(a)(b)	6,588,674	254,915,797
Arthur J Gallagher & Co.	1,880,104	170,017,805
Chubb Ltd.	1,926,908	294,508,619
Cincinnati Financial Corp.	623,553	66,925,943
Erie Indemnity Co., Class A, NVS	135,354	30,152,811
Everest Re Group Ltd.	940,518	231,969,360
Fidelity National Financial Inc.	1,366,978	58,616,017

Security	Shares	Value

Insurance (continued)
Hartford Financial Services Group Inc. (The)	2,775,290	$159,939,963
Loews Corp.	282,291	15,113,860
Markel Corp.(a)(b)	124,107	138,246,511
Marsh & McLennan Companies Inc.	2,110,417	208,509,200
Progressive Corp. (The)	2,362,337	191,302,050
RenaissanceRe Holdings Ltd.	956,760	173,317,074
Travelers Companies Inc. (The)	1,106,599	162,249,545
Willis Towers Watson PLC	387,333	75,615,148
WR Berkley Corp.	3,387,632	235,067,784

		3,300,587,740

Interactive Media & Services — 0.2%
Alphabet Inc., Class C, NVS(a)	27,735	33,744,620
Facebook Inc., Class A(a)	152,617	29,642,800

		63,387,420

Internet & Direct Marketing Retail — 0.1%
eBay Inc.	485,622	20,002,770
Expedia Group Inc.	122,491	16,259,456

		36,262,226

IT Services — 10.3%
Accenture PLC, Class A	1,883,216	362,669,737
Automatic Data Processing Inc.	984,279	163,902,139
Broadridge Financial Solutions Inc.	838,787	106,626,604
Cognizant Technology Solutions Corp., Class A	1,791,850	116,721,109
Fidelity National Information Services Inc.	2,384,101	317,681,458
Fiserv Inc.(a)	3,793,466	399,945,120
FleetCor Technologies Inc.(a)	285,148	81,030,507
International Business Machines Corp.	854,100	126,611,784
Jack Henry & Associates Inc.	1,727,646	241,352,146
Mastercard Inc., Class A	1,188,532	323,601,608
Paychex Inc.	3,238,271	268,938,407
VeriSign Inc.(a)	562,732	118,787,098
Visa Inc., Class A	2,661,780	473,796,840
Western Union Co. (The)	2,048,315	43,014,615

		3,144,679,172

Leisure Products — 0.2%
Hasbro Inc.	543,466	65,846,341

Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific Inc.	366,429	101,750,005

Media — 1.4%
CBS Corp., Class B, NVS	303,578	15,637,303
Charter Communications Inc., Class A(a)	302,194	116,459,524
Comcast Corp., Class A	3,861,956	166,720,641
Fox Corp., Class B	652,463	24,271,624
Omnicom Group Inc.	856,352	68,696,557
Sirius XM Holdings Inc.	5,937,598	37,169,363

		428,955,012

Metals & Mining — 1.7%
Newmont Goldcorp Corp.	14,364,867	524,604,943

Mortgage Real Estate Investment — 1.7%
AGNC Investment Corp.	12,409,100	212,691,974
Annaly Capital Management Inc.	32,392,590	309,349,234

		522,041,208

Multi-Utilities — 2.5%
CMS Energy Corp.	1,189,592	69,258,046
Consolidated Edison Inc.	3,989,009	338,906,205
Dominion Energy Inc.	1,665,665	123,742,253

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Min Vol USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities (continued)
DTE Energy Co.	146,719	$18,649,452
Sempra Energy	132,209	17,905,065
WEC Energy Group Inc.	2,331,973	199,290,412

		767,751,433

Multiline Retail — 1.3%
Dollar General Corp.	1,523,199	204,139,130
Dollar Tree Inc.(a)	961,595	97,842,291
Nordstrom Inc.	426,032	14,105,920
Target Corp.	1,044,872	90,276,941

		406,364,282

Oil, Gas & Consumable Fuels — 2.9%
Cabot Oil & Gas Corp.	2,874,780	55,080,785
Cheniere Energy Inc.(a)(b)	2,099,296	136,769,134
Chevron Corp.	3,079,790	379,152,947
Exxon Mobil Corp.	3,676,897	273,414,061
Occidental Petroleum Corp.	443,106	22,757,924
ONEOK Inc.	216,249	15,154,730

		882,329,581

Pharmaceuticals — 4.4%
Bristol-Myers Squibb Co.	869,792	38,627,463
Eli Lilly & Co.	1,581,401	172,293,639
Johnson & Johnson	2,822,357	367,527,329
Merck & Co. Inc.	3,734,576	309,932,462
Pfizer Inc.	9,495,304	368,797,607
Zoetis Inc.	816,823	93,844,794

		1,351,023,294

Professional Services — 0.3%
Verisk Analytics Inc.	631,758	95,850,324

Road & Rail — 0.2%
AMERCO	137,362	53,159,094

Semiconductors & Semiconductor Equipment — 0.4%
Broadcom Inc.	245,064	71,066,109
Intel Corp.	680,905	34,419,748
Texas Instruments Inc.	143,786	17,974,688

		123,460,545

Software — 2.4%
CDK Global Inc.	581,128	30,143,109
Citrix Systems Inc.	711,214	67,024,807
Intuit Inc.	208,596	57,845,757
Microsoft Corp.	2,256,979	307,558,528
Oracle Corp.	2,780,282	156,529,877
Palo Alto Networks Inc.(a)(b)	268,707	60,872,884
Synopsys Inc.(a)	422,964	56,152,701

		736,127,663

Specialty Retail — 4.0%
Advance Auto Parts Inc.(b)	166,487	25,079,602
AutoZone Inc.(a)(b)	160,622	180,384,931
Burlington Stores Inc.(a)(b)	423,575	76,561,181

Security	Shares	Value

Specialty Retail (continued)
Home Depot Inc. (The)	1,231,661	$263,193,639
O’Reilly Automotive Inc.(a)	236,192	89,932,466
Ross Stores Inc.	1,479,852	156,908,708
TJX Companies Inc. (The)	6,341,465	345,990,330
Tractor Supply Co.	157,385	17,125,062
Ulta Salon Cosmetics & Fragrance Inc.(a)(b)	182,286	63,663,385

		1,218,839,304

Technology Hardware, Storage & Peripherals — 0.3%
Apple Inc.	381,671	81,311,190
Dell Technologies Inc., Class C(a)	269,914	15,584,834

		96,896,024

Textiles, Apparel & Luxury Goods — 0.6%
NIKE Inc., Class B	1,228,942	105,725,880
VF Corp.	763,955	66,762,028

		172,487,908

Tobacco — 0.6%
Altria Group Inc.	2,376,467	111,860,302
Philip Morris International Inc.	994,473	83,147,887

		195,008,189

Water Utilities — 0.1%
American Water Works Co. Inc.	157,168	18,039,743

Wireless Telecommunication Services — 0.8%
T-Mobile U.S. Inc.(a)	3,162,013	252,107,296

Total Common Stocks — 99.7% (Cost: $25,871,507,680)		30,563,229,470

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(c)(d)(e)	87,585,915	87,629,708
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(c)(d)	60,188,000	60,188,000

		147,817,708

Total Short-Term Investments — 0.5% (Cost: $147,798,115)		147,817,708

Total Investments in Securities — 100.2% (Cost: $26,019,305,795)		30,711,047,178

Other Assets, Less Liabilities — (0.2)%		(64,651,739)

Net Assets — 100.0%		$30,646,395,439

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Min Vol USA ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	133,623,419	(46,037,504)	87,585,915	$87,629,708	$1,241,150	(b)	$41,990		$(2,409)
BlackRock Cash Funds: Treasury, SL Agency Shares	29,235,363	30,952,637	60,188,000	60,188,000	1,036,691		—		—

				$147,817,708	$2,277,841		$41,990		$(2,409)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate	594	09/20/19	$20,897	$61,939
S&P 500 E-Mini	395	09/20/19	58,900	709,222

				$771,161

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$771,161

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$6,306,724

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(10,565)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$54,452,486

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Min Vol USA ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$30,563,229,470	$—	$—	$30,563,229,470
Money Market Funds	147,817,708	—	—	147,817,708

	$30,711,047,178	$—	$—	$30,711,047,178

Derivative financial instruments(a)
Assets
Futures Contracts	$771,161	$—	$—	$771,161

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	iShares® Edge MSCI Min Vol USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.4%
Hexcel Corp.	4,626	$378,222
National Presto Industries Inc.	1,081	99,420
Park Aerospace Corp.	11,194	203,619
Teledyne Technologies Inc.(a)	502	146,222

		827,483

Air Freight & Logistics — 0.2%
Air Transport Services Group Inc.(a)	5,437	126,736
Forward Air Corp.	3,746	235,998

		362,734

Airlines — 0.1%
Spirit Airlines Inc.(a)	4,664	197,894

Auto Components — 0.2%
Dorman Products Inc.(a)	1,840	132,259
Garrett Motion Inc.(a)	6,962	98,652
Gentex Corp.	4,840	132,713

		363,624

Banks — 1.1%
Atlantic Capital Bancshares Inc.(a)	15,475	284,585
Bank of Hawaii Corp.	1,837	156,604
CBTX Inc.	3,831	115,467
Century Bancorp. Inc./MA, Class A, NVS	1,571	131,571
First Bancshares Inc. (The)	7,825	259,868
HarborOne Bancorp Inc.(a)	8,998	172,312
HomeTrust Bancshares Inc.	10,748	280,845
Independent Bank Corp./MI	11,620	252,619
Nicolet Bankshares Inc.(a)	5,222	343,138
Old Line Bancshares Inc.	8,013	226,287

		2,223,296

Beverages — 0.4%
Boston Beer Co. Inc. (The), Class A, NVS(a)	718	281,686
Coca-Cola Consolidated Inc.	468	137,372
MGP Ingredients Inc.(b)	1,635	81,734
National Beverage Corp.(b)	2,027	88,235
Primo Water Corp.(a)	19,998	295,370

		884,397

Biotechnology — 0.3%
Aimmune Therapeutics Inc.(a)	5,211	100,312
BioSpecifics Technologies Corp.(a)	3,342	194,170
Myriad Genetics Inc.(a)	4,082	118,949
PDL BioPharma Inc.(a)(b)	56,500	162,720
United Therapeutics Corp.(a)	1,595	126,388

		702,539

Building Products — 0.8%
Armstrong World Industries Inc.	3,055	298,504
CSW Industrials Inc.	9,182	648,341
Gibraltar Industries Inc.(a)	4,572	189,464
Masonite International Corp.(a)	5,016	267,353
Simpson Manufacturing Co. Inc.	4,677	288,851

		1,692,513

Capital Markets — 0.3%
Diamond Hill Investment Group Inc.	2,044	288,102
Morningstar Inc.	903	137,238
Virtu Financial Inc., Class A	11,418	247,542

		672,882

Chemicals — 1.1%
Ashland Global Holdings Inc.	3,872	307,746

Security	Shares	Value

Chemicals (continued)
NewMarket Corp.	669	$282,057
Sensient Technologies Corp.	2,479	168,993
Valvoline Inc.	32,156	649,230
WR Grace & Co.	12,407	841,319

		2,249,345

Commercial Services & Supplies — 3.1%
Advanced Disposal Services Inc.(a)	38,736	1,253,884
Brady Corp., Class A, NVS	21,694	1,122,231
Brink’s Co. (The)	2,454	221,253
Ennis Inc.	15,957	324,406
Healthcare Services Group Inc.	10,004	239,196
Heritage-Crystal Clean Inc.(a)	6,287	176,350
IAA Inc.(a)	20,712	968,286
KAR Auction Services Inc.	20,760	555,122
Kimball International Inc., Class B, NVS	22,248	385,780
McGrath RentCorp	2,360	160,740
SP Plus Corp.(a)	7,717	266,468
Stericycle Inc.(a)	5,455	250,712
Viad Corp.	7,617	526,639

		6,451,067

Communications Equipment — 2.1%
Acacia Communications Inc.(a)	2,838	190,629
ADTRAN Inc.	9,411	104,556
Ciena Corp.(a)	30,749	1,390,470
EchoStar Corp., Class A(a)	4,559	207,526
Finisar Corp.(a)(b)	9,098	214,076
InterDigital Inc.	6,593	424,787
NetScout Systems Inc.(a)	17,831	464,319
ViaSat Inc.(a)	7,570	617,636
Viavi Solutions Inc.(a)	51,124	749,989

		4,363,988

Construction & Engineering — 0.2%
Argan Inc.	6,478	266,570
Comfort Systems USA Inc.	2,202	92,484

		359,054

Construction Materials — 0.1%
U.S. Lime & Minerals Inc.	1,355	109,592

Consumer Finance — 0.2%
EZCORP Inc., Class A, NVS(a)(b)	25,996	256,060
FirstCash Inc.	2,453	246,870

		502,930

Containers & Packaging — 1.7%
AptarGroup Inc.	15,640	1,892,753
Berry Global Group Inc.(a)	12,785	575,964
Silgan Holdings Inc.	17,229	517,904
Sonoco Products Co.	10,341	620,770

		3,607,391

Distributors — 0.4%
Pool Corp.	4,663	883,032

Diversified Consumer Services — 3.1%
Adtalem Global Education Inc.(a)	2,465	116,767
Bright Horizons Family Solutions Inc.(a)	15,635	2,377,614
Career Education Corp.(a)	5,832	110,575
Graham Holdings Co., Class B	2,646	1,965,264
Grand Canyon Education Inc.(a)	4,442	483,156
K12 Inc.(a)	4,687	139,907
Laureate Education Inc., Class A(a)(b)	10,927	179,093

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Min Vol USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services (continued)
Regis Corp.(a)	7,270	$133,041
Service Corp. International/U.S.	7,312	337,376
ServiceMaster Global Holdings Inc.(a)	14,309	761,668

		6,604,461

Diversified Financial Services — 0.2%
Cannae Holdings Inc.(a)(b)	14,847	429,821

Diversified Telecommunication Services — 0.4%
ATN International Inc.	1,753	98,641
GCI Liberty Inc., Class A(a)	11,652	695,974

		794,615

Electric Utilities — 4.3%
ALLETE Inc.	16,647	1,447,457
El Paso Electric Co.	14,347	950,632
Hawaiian Electric Industries Inc.	27,597	1,236,345
IDACORP Inc.	17,496	1,785,642
MGE Energy Inc.	1,631	120,939
PNM Resources Inc.	28,441	1,412,664
Portland General Electric Co.	36,995	2,029,176

		8,982,855

Electronic Equipment, Instruments & Components — 1.1%
Badger Meter Inc.	4,923	263,331
Daktronics Inc.	15,147	96,032
Dolby Laboratories Inc., Class A	6,900	469,890
ePlus Inc.(a)	2,240	170,016
Jabil Inc.	3,816	117,838
National Instruments Corp.	5,963	249,015
OSI Systems Inc.(a)	6,331	712,618
Plexus Corp.(a)	2,855	170,472

		2,249,212

Entertainment — 1.3%
Cinemark Holdings Inc.	12,608	503,311
IMAX Corp.(a)	5,372	117,915
Liberty Media Corp.-Liberty Braves, Class A(a)	5,413	156,436
Liberty Media Corp.-Liberty Braves, Class C, NVS(a)	21,819	627,733
Madison Square Garden Co. (The), Class A(a)	3,993	1,158,130
Zynga Inc., Class A(a)	36,425	232,391

		2,795,916

Equity Real Estate Investment Trusts (REITs) — 15.1%
Agree Realty Corp.	22,816	1,525,250
American Assets Trust Inc.	12,911	599,070
American Campus Communities Inc.	14,670	685,822
American Homes 4 Rent, Class A	75,293	1,822,844
Americold Realty Trust	40,600	1,361,318
Apartment Investment & Management Co., Class A	24,686	1,222,944
Columbia Property Trust Inc.	4,831	105,944
Cousins Properties Inc.	24,759	871,022
CubeSmart	44,870	1,523,336
Douglas Emmett Inc.	14,126	576,623
Easterly Government Properties Inc.	35,621	672,168
EastGroup Properties Inc.	3,406	410,355
Empire State Realty Trust Inc., Class A	53,757	753,136
Equity Commonwealth	73,867	2,480,454
First Industrial Realty Trust Inc.	11,118	424,596
Four Corners Property Trust Inc.	41,504	1,118,118
Gaming and Leisure Properties Inc.	38,075	1,435,808
Healthcare Realty Trust Inc.	48,535	1,552,149
Healthcare Trust of America Inc., Class A	41,518	1,118,080
JBG SMITH Properties	10,869	425,304

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Life Storage Inc.	20,976	$2,044,950
LTC Properties Inc.	4,388	202,243
MGM Growth Properties LLC, Class A	30,278	904,101
Monmouth Real Estate Investment Corp.	7,795	107,493
National Health Investors Inc.	3,382	268,463
National Storage Affiliates Trust	19,388	587,263
NorthStar Realty Europe Corp.	6,902	117,334
Paramount Group Inc.	10,037	138,812
Physicians Realty Trust	35,921	618,200
Piedmont Office Realty Trust Inc., Class A	12,039	250,532
PS Business Parks Inc.	9,106	1,593,550
Rayonier Inc.	3,453	100,275
Rexford Industrial Realty Inc.	22,098	914,857
STORE Capital Corp.	56,430	1,930,470
Terreno Realty Corp.	14,253	696,402
VICI Properties Inc.	34,888	744,510
Washington REIT	3,964	106,830

		32,010,626

Food & Staples Retailing — 1.7%
Casey’s General Stores Inc.	9,066	1,467,876
Performance Food Group Co.(a)	4,279	187,634
PriceSmart Inc.	2,485	151,585
Sprouts Farmers Market Inc.(a)(b)	49,852	843,995
U.S. Foods Holding Corp.(a)	16,225	573,878
Weis Markets Inc.	9,871	359,798

		3,584,766

Food Products — 4.9%
B&G Foods Inc.	5,477	100,120
Cal-Maine Foods Inc.	18,685	743,102
Darling Ingredients Inc.(a)	9,849	200,230
Farmer Bros. Co.(a)	6,809	110,578
Flowers Foods Inc.	76,096	1,803,475
Freshpet Inc.(a)	6,590	297,539
Hostess Brands Inc.(a)	30,448	429,926
J&J Snack Foods Corp.	8,934	1,660,295
John B Sanfilippo & Son Inc.	5,097	442,980
Lancaster Colony Corp.	11,067	1,724,460
Post Holdings Inc.(a)(b)	6,833	732,634
Sanderson Farms Inc.	4,756	623,131
Seaboard Corp.	148	604,083
Tootsie Roll Industries Inc.	10,923	408,083
TreeHouse Foods Inc.(a)	7,216	428,197

		10,308,833

Gas Utilities — 1.7%
New Jersey Resources Corp.	3,340	166,566
Northwest Natural Holding Co.	15,040	1,074,157
ONE Gas Inc.	12,370	1,127,896
Spire Inc.	15,342	1,264,334

		3,632,953

Health Care Equipment & Supplies — 3.7%
AngioDynamics Inc.(a)	9,515	193,916
Atrion Corp.	902	694,089
CONMED Corp.	6,275	548,121
Globus Medical Inc., Class A(a)	9,802	446,775
Haemonetics Corp.(a)	3,000	366,240
Hill-Rom Holdings Inc.	6,566	700,198
ICU Medical Inc.(a)(b)	3,431	872,984
Integra LifeSciences Holdings Corp.(a)	10,747	681,252
LivaNova PLC(a)	6,260	482,333

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Min Vol USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Masimo Corp.(a)	5,549	$875,910
Meridian Bioscience Inc.	14,480	173,036
Mesa Laboratories Inc.(b)	871	219,213
Natus Medical Inc.(a)	6,243	193,970
NuVasive Inc.(a)	3,596	239,494
Orthofix Medical Inc.(a)	11,019	588,966
Wright Medical Group NV(a)(b)	20,939	604,299

		7,880,796

Health Care Providers & Services — 3.8%
Addus HomeCare Corp.(a)	5,603	451,546
Amedisys Inc.(a)	950	130,995
Chemed Corp.	4,600	1,864,794
CorVel Corp.(a)	2,854	243,161
Encompass Health Corp.	14,774	943,172
Hanger Inc.(a)	12,983	223,957
LHC Group Inc.(a)	7,385	934,793
Magellan Health Inc.(a)	1,681	118,242
MEDNAX Inc.(a)	5,796	142,408
National HealthCare Corp.	6,987	612,061
National Research Corp.	7,553	509,223
Premier Inc., Class A(a)	32,705	1,267,319
Providence Service Corp. (The)(a)	7,036	392,187
Tivity Health Inc.(a)	13,267	231,509

		8,065,367

Health Care Technology — 0.5%
Computer Programs & Systems Inc.	8,190	211,384
HealthStream Inc.(a)	15,792	445,966
Inovalon Holdings Inc., Class A(a)	16,197	242,955
Vocera Communications Inc.(a)	5,134	131,790

		1,032,095

Hotels, Restaurants & Leisure — 3.5%
BJ’s Restaurants Inc.	4,423	175,593
Bloomin’ Brands Inc.	7,883	134,247
Carrols Restaurant Group Inc.(a)(b)	21,549	200,837
Cheesecake Factory Inc. (The)	4,529	195,109
Choice Hotels International Inc.	4,003	343,497
Cracker Barrel Old Country Store Inc.	5,755	999,701
Del Taco Restaurants Inc.(a)	19,615	237,734
Denny’s Corp.(a)	37,552	848,300
Dunkin’ Brands Group Inc.	9,995	801,199
El Pollo Loco Holdings Inc.(a)	14,500	142,680
International Speedway Corp., Class A	14,484	652,939
Jack in the Box Inc.	10,767	773,394
Lindblad Expeditions Holdings Inc.(a)	15,371	289,436
Papa John’s International Inc.	2,823	125,398
Playa Hotels & Resorts NV(a)	25,605	187,685
Ruth’s Hospitality Group Inc.	17,856	397,653
Texas Roadhouse Inc.	5,531	305,477
Twin River Worldwide Holdings Inc.(b)	3,466	91,468
Wendy’s Co. (The)	16,516	300,426
Wingstop Inc.	1,709	163,363

		7,366,136

Household Durables — 0.4%
Helen of Troy Ltd.(a)(b)	2,497	370,255
LGI Homes Inc.(a)	1,489	104,662
Toll Brothers Inc.	11,298	406,389

		881,306

Household Products — 0.3%
WD-40 Co.	3,719	675,222

Security	Shares	Value

Industrial Conglomerates — 0.3%
Carlisle Companies Inc.	5,036	$726,242

Insurance — 7.0%
Ambac Financial Group Inc.(a)	23,480	427,806
American National Insurance Co.	937	113,396
AMERISAFE Inc.	7,513	488,796
Argo Group International Holdings Ltd.	11,957	818,337
Assured Guaranty Ltd.	14,095	615,810
Axis Capital Holdings Ltd.	17,151	1,092,004
Brown & Brown Inc.	70,199	2,522,250
Citizens Inc./TX(a)	15,726	117,159
Donegal Group Inc., Class A	7,830	116,275
EMC Insurance Group Inc.	5,304	190,626
Employers Holdings Inc.	463	20,326
Enstar Group Ltd.(a)	2,929	518,872
Greenlight Capital Re Ltd., Class A(a)	17,835	148,922
Hanover Insurance Group Inc. (The)	9,793	1,270,250
Heritage Insurance Holdings Inc.	6,815	91,594
Independence Holding Co.	3,227	122,303
James River Group Holdings Ltd.	7,292	348,776
National Western Life Group Inc., Class A	1,269	341,361
Old Republic International Corp.	37,015	844,312
Safety Insurance Group Inc.	8,633	851,732
State Auto Financial Corp.	10,585	366,029
Stewart Information Services Corp.	11,785	445,827
United Fire Group Inc.	9,757	509,998
United Insurance Holdings Corp.	13,229	149,885
Universal Insurance Holdings Inc.	3,715	92,169
White Mountains Insurance Group Ltd.	1,926	2,072,376

		14,697,191

IT Services — 4.5%
Black Knight Inc.(a)	27,234	1,724,457
Booz Allen Hamilton Holding Corp.	23,388	1,607,925
CACI International Inc., Class A(a)	3,065	659,435
Cass Information Systems Inc.	3,097	157,668
CoreLogic Inc.(a)	5,725	260,888
CSG Systems International Inc.	3,488	178,725
Euronet Worldwide Inc.(a)	1,600	249,456
EVERTEC Inc.	5,663	181,329
ExlService Holdings Inc.(a)	13,884	955,081
Hackett Group Inc. (The)	15,326	251,653
MAXIMUS Inc.	25,872	1,901,851
NIC Inc.	23,472	425,782
Perficient Inc.(a)	5,902	201,671
Sykes Enterprises Inc.(a)	16,034	453,602
Tucows Inc., Class A(a)	5,852	286,338

		9,495,861

Leisure Products — 0.5%
Acushnet Holdings Corp.	13,148	336,063
American Outdoor Brands Corp.(a)	11,490	110,764
Callaway Golf Co.	19,824	363,572
Sturm Ruger & Co. Inc.	5,632	318,208

		1,128,607

Life Sciences Tools & Services — 0.2%
Bio-Rad Laboratories Inc., Class A(a)	552	173,825
Bio-Techne Corp.	1,363	286,434

		460,259

Machinery — 1.3%
Alamo Group Inc.	2,577	252,263

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Min Vol USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Blue Bird Corp.(a)	7,249	$150,199
ESCO Technologies Inc.	7,861	656,865
Lindsay Corp.	2,152	196,305
Nordson Corp.	1,042	147,610
Toro Co. (The)	11,206	816,021
TriMas Corp.(a)	7,719	231,493
Woodward Inc.	2,635	295,225

		2,745,981

Media — 2.6%
AMC Networks Inc., Class A(a)	7,723	412,254
Cable One Inc.	1,584	1,927,411
Emerald Expositions Events Inc.	8,424	89,800
Hemisphere Media Group Inc.(a)	10,542	129,772
Loral Space & Communications Inc.(a)	7,211	265,293
MSG Networks Inc., Class A(a)	8,928	169,543
New York Times Co. (The), Class A	7,350	262,248
Tribune Media Co., Class A	48,003	2,230,699

		5,487,020

Metals & Mining — 2.7%
Coeur Mining Inc.(a)(b)	123,912	569,995
Hecla Mining Co.	294,431	544,697
McEwen Mining Inc.(b)	168,669	291,798
Royal Gold Inc.	37,395	4,279,858

		5,686,348

Mortgage Real Estate Investment — 7.7%
AG Mortgage Investment Trust Inc.	12,158	198,905
Anworth Mortgage Asset Corp.	60,226	231,870
Apollo Commercial Real Estate Finance Inc.	69,162	1,301,629
Arbor Realty Trust Inc.	38,201	465,670
ARMOUR Residential REIT Inc.	35,716	638,245
Blackstone Mortgage Trust Inc., Class A	71,437	2,537,442
Capstead Mortgage Corp.	52,174	439,827
Chimera Investment Corp.	26,447	509,898
Dynex Capital Inc.	14,548	237,132
Granite Point Mortgage Trust Inc.	31,037	592,807
Invesco Mortgage Capital Inc.	33,083	545,208
KKR Real Estate Finance Trust Inc.	16,340	327,290
Ladder Capital Corp.	19,623	330,255
MFA Financial Inc.	136,041	976,774
New Residential Investment Corp.	13,491	211,674
New York Mortgage Trust Inc.	113,082	690,931
PennyMac Mortgage Investment Trust(c)	36,621	806,761
Ready Capital Corp.	19,085	293,337
Redwood Trust Inc.	58,653	992,409
Starwood Property Trust Inc.	87,270	2,027,282
TPG RE Finance Trust Inc.	24,135	476,666
Two Harbors Investment Corp.	108,524	1,460,733

		16,292,745

Multi-Utilities — 1.6%
Avista Corp.	30,347	1,396,872
Black Hills Corp.	4,310	341,137
NorthWestern Corp.	17,020	1,190,038
Unitil Corp.	8,259	483,730

		3,411,777

Multiline Retail — 0.1%
Big Lots Inc.	5,813	148,813

Oil, Gas & Consumable Fuels — 0.3%
Arch Coal Inc., Class A	2,582	230,211

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Contura Energy Inc.(a)	2,562	$91,796
Par Pacific Holdings Inc.(a)	6,429	148,253
Peabody Energy Corp.	8,315	175,114
Renewable Energy Group Inc.(a)	6,351	86,310

		731,684

Personal Products — 0.6%
Edgewell Personal Care Co.(a)	3,257	99,111
Herbalife Nutrition Ltd.(a)	13,160	539,823
Inter Parfums Inc.	5,793	401,339
USANA Health Sciences Inc.(a)	3,804	258,862

		1,299,135

Pharmaceuticals — 0.3%
Innoviva Inc.(a)	18,632	221,348
Phibro Animal Health Corp., Class A	12,391	385,732

		607,080

Professional Services — 1.9%
CBIZ Inc.(a)	31,914	745,830
Exponent Inc.	19,602	1,348,618
FTI Consulting Inc.(a)	4,790	500,315
Huron Consulting Group Inc.(a)	4,764	290,461
ICF International Inc.	11,429	973,637
Kelly Services Inc., Class A, NVS	7,809	217,324

		4,076,185

Real Estate Management & Development — 0.3%
FRP Holdings Inc.(a)(b)	2,479	122,909
St. Joe Co. (The)(a)(b)	22,046	424,165

		547,074

Road & Rail — 1.1%
Heartland Express Inc.(b)	27,443	544,469
Landstar System Inc.	11,185	1,244,555
Werner Enterprises Inc.	18,800	623,220

		2,412,244

Semiconductors & Semiconductor Equipment — 0.3%
Mellanox Technologies Ltd.(a)	5,108	575,263

Software — 2.7%
Agilysys Inc.(a)	12,226	299,904
ChannelAdvisor Corp.(a)	15,931	145,450
Cision Ltd.(a)	28,173	292,717
CommVault Systems Inc.(a)(b)	9,316	423,319
j2 Global Inc.	4,562	406,429
LogMeIn Inc.	3,454	262,400
MicroStrategy Inc., Class A(a)	5,019	686,248
Model N Inc.(a)	14,454	315,964
Monotype Imaging Holdings Inc.	17,978	359,021
Progress Software Corp.	4,917	212,857
SPS Commerce Inc.(a)	4,311	482,099
Teradata Corp.(a)(b)	5,820	213,128
Tyler Technologies Inc.(a)	5,909	1,378,865
Verint Systems Inc.(a)	2,603	150,636

		5,629,037

Specialty Retail — 1.1%
American Eagle Outfitters Inc.	5,470	96,764
America’s Car-Mart Inc./TX(a)	3,880	349,821
AutoNation Inc.(a)	2,873	139,858
Children’s Place Inc. (The)	1,381	134,882
Dick’s Sporting Goods Inc.	2,981	110,804
Hibbett Sports Inc.(a)(b)	5,417	99,673

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Min Vol USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Lithia Motors Inc., Class A	933	$123,044
Monro Inc.	1,957	164,799
Murphy USA Inc.(a)	3,405	300,866
Rent-A-Center Inc./TX(a)	13,830	373,825
Urban Outfitters Inc.(a)	9,661	230,028
Winmark Corp.	1,606	271,430

		2,395,794

Textiles, Apparel & Luxury Goods — 1.1%
Carter’s Inc.	1,858	172,831
Columbia Sportswear Co.	13,100	1,388,338
Crocs Inc.(a)	4,819	110,114
Deckers Outdoor Corp.(a)	3,909	610,899

		2,282,182

Thrifts & Mortgage Finance — 1.6%
Columbia Financial Inc.(a)	35,397	541,220
Flagstar Bancorp. Inc.	15,761	543,439
Kearny Financial Corp./MD	53,862	719,058
Meridian Bancorp. Inc.	31,002	568,577
OceanFirst Financial Corp.	9,366	228,530
Oritani Financial Corp.	24,705	447,160
Waterstone Financial Inc.	15,692	265,195

		3,313,179

Tobacco — 0.1%
Universal Corp./VA	4,760	283,220

Trading Companies & Distributors — 0.4%
Kaman Corp.	14,143	896,666

Water Utilities — 0.5%
American States Water Co.	4,415	342,030
Aqua America Inc.	4,109	172,373
Connecticut Water Service Inc.	7,338	512,926
SJW Group	1,723	111,805

		1,139,134

Security	Shares	Value

Wireless Telecommunication Services — 0.4%
Spok Holdings Inc.	11,019	$143,137
Telephone & Data Systems Inc.	11,497	371,813
U.S. Cellular Corp.(a)	8,147	390,160

		905,110

Total Common Stocks — 99.9% (Cost: $196,751,960)		211,122,572

Short-Term Investments

Money Market Funds — 2.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(c)(d)(e)	4,690,266	4,692,612
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(c)(d)	275,000	275,000

		4,967,612

Total Short-Term Investments — 2.3% (Cost: $4,967,019)		4,967,612

Total Investments in Securities — 102.2% (Cost: $201,718,979)		216,090,184

Other Assets, Less Liabilities — (2.2)%		(4,655,051)

Net Assets — 100.0%		$211,435,133

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Shares Purchased		Shares Sold	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,525,092	3,165,174	(b)	—	4,690,266	$4,692,612	$12,036	(c)	$107		$338
BlackRock Cash Funds: Treasury, SL Agency Shares	27,624	247,376	(b)	—	275,000	275,000	3,926		—		—
PennyMac Mortgage Investment Trust	6,627	33,004		(3,010)	36,621	806,761	34,996		3,808		51,127

						$5,774,373	$50,958		$3,915		$51,465

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Min Vol USA Small-Cap ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$211,122,572	$—	$—	$211,122,572
Money Market Funds	4,967,612	—	—	4,967,612

	$216,090,184	$—	$—	$216,090,184

See notes to financial statements.

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2019

	iShares Edge MSCI Min Vol Asia ex Japan ETF	iShares Edge MSCI Min Vol EAFE ETF	iShares Edge MSCI Min Vol Europe ETF	iShares Edge MSCI Min Vol Japan ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$10,067,507	$11,220,131,367	$24,847,131	$32,156,622
Affiliated(c)	254,000	47,783,991	75,662	18,000
Cash	864	921	519	161
Foreign currency, at value(d)	159,828	22,320,540	27,589	23,351
Foreign currency pledged:
Futures contracts(e)	—	3,448,374	—	—
Receivables:
Investments sold	152,857	—	—	—
Securities lending income — Affiliated	11	12,908	14	—
Variation margin on futures contracts	—	15,328	—	—
Dividends	28,449	26,679,094	31,590	100,786
Tax reclaims	—	22,063,171	126,307	—
Foreign withholding tax claims	—	243,503	—	—

Total assets	10,663,516	11,342,699,197	25,108,812	32,298,920

LIABILITIES
Collateral on securities loaned, at value	—	45,086,811	70,650	—
Deferred foreign capital gain tax	2,355	—	—	—
Payables:
Variation margin on futures contracts	—	140,245	—	—
Investment advisory fees	3,201	1,934,159	5,312	8,974
Professional fees	—	2,435	—	—
Foreign taxes	83	—	—	—

Total liabilities	5,639	47,163,650	75,962	8,974

NET ASSETS	$10,657,877	$11,295,535,547	$25,032,850	$32,289,946

NET ASSETS CONSIST OF:
Paid-in capital	$10,615,420	$10,806,935,929	$28,569,922	$34,251,626
Accumulated earnings (loss)	42,457	488,599,618	(3,537,072)	(1,961,680)

NET ASSETS	$10,657,877	$11,295,535,547	$25,032,850	$32,289,946

Shares outstanding	300,000	157,100,000	1,000,000	500,000

Net asset value	$35.53	$71.90	$25.03	$64.58

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$43,835,658	$67,511	$—
(b) Investments, at cost — Unaffiliated	$9,392,854	$10,423,016,109	$24,684,589	$33,253,434
(c) Investments, at cost — Affiliated	$254,000	$47,773,091	$75,648	$18,000
(d) Foreign currency, at cost	$159,739	$22,519,811	$27,838	$23,458
(e) Foreign currency collateral pledged, at cost	$—	$3,499,689	$—	$—

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Assets and Liabilities  (continued)

July 31, 2019

	iShares Edge MSCI Min Vol USA ETF	iShares Edge MSCI Min Vol USA Small-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$30,563,229,470	$210,315,811
Affiliated(c)	147,817,708	5,774,373
Cash	72	379
Cash pledged:
Futures contracts	2,930,000	—
Receivables:
Securities lending income — Affiliated	19,218	1,363
Capital shares sold	352,408	—
Dividends	24,100,147	68,328

Total assets	30,738,449,023	216,160,254

LIABILITIES
Collateral on securities loaned, at value	87,550,340	4,692,083
Payables:
Variation margin on futures contracts	679,695	—
Investment advisory fees	3,823,549	33,038

Total liabilities	92,053,584	4,725,121

NET ASSETS	$30,646,395,439	$211,435,133

NET ASSETS CONSIST OF:
Paid-in capital	$26,552,041,534	$199,451,414
Accumulated earnings	4,094,353,905	11,983,719

NET ASSETS	$30,646,395,439	$211,435,133

Shares outstanding	488,400,000	6,200,000

Net asset value	$62.75	$34.10

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$84,945,147	$4,495,877
(b) Investments, at cost — Unaffiliated	$25,871,507,680	$196,002,810
(c) Investments, at cost — Affiliated	$147,798,115	$5,716,169

See notes to financial statements.

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended July 31, 2019

	iShares Edge MSCI Min Vol Asia ex Japan ETF	iShares Edge MSCI Min Vol EAFE ETF	iShares Edge MSCI Min Vol Europe ETF	iShares Edge MSCI Min Vol Japan ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$334,334	$353,421,225	$967,617	$725,664
Dividends — Affiliated	475	188,122	296	369
Interest — Unaffiliated	—	12,005	—	—
Securities lending income — Affiliated — net	2,655	1,032,144	698	3,304
Foreign taxes withheld	(30,014)	(28,970,184)	(111,145)	(72,367)
Other foreign taxes	(1,470)	—	—	—

Total investment income	305,980	325,683,312	857,466	656,970

EXPENSES
Investment advisory fees	39,203	31,675,691	64,161	86,575
Commitment fees	27	—	—	—
Professional fees	—	4,337	—	—
Interest expense	246	—	—	—

Total expenses	39,476	31,680,028	64,161	86,575

Less:
Investment advisory fees waived	—	(11,570,234)	—	—

Total expenses after fees waived	39,476	20,109,794	64,161	86,575

Net investment income	266,504	305,573,518	793,305	570,395

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(326,769)	(62,590,118)	(935,620)	(712,615)
Investments — Affiliated	203	33,999	(2)	(13)
In-kind redemptions — Unaffiliated	641,830	38,799,746	1,061,154	2,054,061
Futures contracts	—	(852,326)	—	—
Foreign currency transactions	(793)	(418,887)	(6,132)	6,665

Net realized gain (loss)	314,471	(25,027,586)	119,400	1,348,098

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	(463,614)	24,613,579	(299,387)	(2,442,613)
Investments — Affiliated	(130)	(2,803)	14	(28)
Futures contracts	—	1,588,114	—	—
Foreign currency translations	122	(357,680)	(964)	812

Net change in unrealized appreciation (depreciation)	(463,622)	25,841,210	(300,337)	(2,441,829)

Net realized and unrealized gain (loss)	(149,151)	813,624	(180,937)	(1,093,731)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$117,353	$306,387,142	$612,368	$(523,336)

(a) Net of foreign capital gain tax of	$1,534	$—	$—	$—
(b) Net of deferred foreign capital gain tax of	$2,019	$—	$—	$—

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Operations  (continued)

Year Ended July 31, 2019

	iShares Edge MSCI Min Vol USA ETF	iShares Edge MSCI Min Vol USA Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$491,698,341	$1,916,137
Dividends — Affiliated	1,036,691	38,922
Securities lending income — Affiliated — net	1,241,150	12,036
Foreign taxes withheld	(37,098)	(87)

Total investment income	493,939,084	1,967,008

EXPENSES
Investment advisory fees	32,583,008	191,511

Total expenses	32,583,008	191,511

Net investment income	461,356,076	1,775,497

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(312,101,700)	(2,386,344)
Investments — Affiliated	41,990	(97)
In-kind redemptions — Unaffiliated	968,137,834	3,674,734
In-kind redemptions — Affiliated	—	4,012
Futures contracts	6,306,724	—
Foreign currency transactions	(613)	—

Net realized gain	662,384,235	1,292,305

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	2,663,037,087	11,687,266
Investments — Affiliated	(2,409)	51,465
Futures contracts	(10,565)	—

Net change in unrealized appreciation (depreciation)	2,663,024,113	11,738,731

Net realized and unrealized gain	3,325,408,348	13,031,036

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,786,764,424	$14,806,533

See notes to financial statements.

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares Edge MSCI Min Vol Asia ex Japan ETF		iShares Edge MSCI Min Vol EAFE ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$266,504	$205,836	$305,573,518	$245,627,654
Net realized gain (loss)	314,471	273,170	(25,027,586)	105,410,656
Net change in unrealized appreciation (depreciation)	(463,622)	60,365	25,841,210	142,966,839

Net increase in net assets resulting from operations	117,353	539,371	306,387,142	494,005,149

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(195,230)	(238,748)	(320,472,614)	(220,815,666)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(6,975)	3,568,793	2,457,305,582	1,340,798,903

NET ASSETS(b)
Total increase (decrease) in net assets	(84,852)	3,869,416	2,443,220,110	1,613,988,386
Beginning of year	10,742,729	6,873,313	8,852,315,437	7,238,327,051

End of year	$10,657,877	$10,742,729	$11,295,535,547	$8,852,315,437

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 14 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Changes in Net Assets  (continued)

	iShares Edge MSCI Min Vol Europe ETF		iShares Edge MSCI Min Vol Japan ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$793,305	$1,014,627	$570,395	$513,691
Net realized gain	119,400	265,623	1,348,098	2,784,942
Net change in unrealized appreciation (depreciation)	(300,337)	121,699	(2,441,829)	(1,070,102)

Net increase (decrease) in net assets resulting from operations	612,368	1,401,949	(523,336)	2,228,531

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(785,655)	(1,096,942)	(502,547)	(468,043)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(4,049,005)	(7,160,116)	(550,547)	473,017

NET ASSETS(b)
Total increase (decrease) in net assets	(4,222,292)	(6,855,109)	(1,576,430)	2,233,505
Beginning of year	29,255,142	36,110,251	33,866,376	31,632,871

End of year	$25,032,850	$29,255,142	$32,289,946	$33,866,376

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 14 for this prior year information.

See notes to financial statements.

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Edge MSCI Min Vol USA ETF		iShares Edge MSCI Min Vol USA Small-Cap ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$461,356,076	$282,212,383	$1,775,497	$371,773
Net realized gain	662,384,235	943,466,640	1,292,305	689,995
Net change in unrealized appreciation (depreciation)	2,663,024,113	465,742,783	11,738,731	2,104,914

Net increase in net assets resulting from operations	3,786,764,424	1,691,421,806	14,806,533	3,166,682

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(437,461,169)	(275,027,385)	(1,471,528)	(360,464)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	12,105,470,460	245,225,295	158,681,957	28,264,722

NET ASSETS(b)
Total increase in net assets	15,454,773,715	1,661,619,716	172,016,962	31,070,940
Beginning of year	15,191,621,724	13,530,002,008	39,418,171	8,347,231

End of year	$30,646,395,439	$15,191,621,724	$211,435,133	$39,418,171

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 14 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Financial Highlights

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol Asia ex Japan ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$35.81	$34.37	$48.90	$51.14	$52.43

Net investment income(a)	0.83	1.01	1.19	2.31	1.36
Net realized and unrealized gain (loss)(b)	(0.50)	1.62	1.73	(3.56)	(1.49)

Net increase (decrease) from investment operations	0.33	2.63	2.92	(1.25)	(0.13)

Distributions(c)
From net investment income	(0.61)	(1.19)	(5.09)	(0.99)	(1.16)
From net realized gain	—	—	(12.36)	—	—

Total distributions	(0.61)	(1.19)	(17.45)	(0.99)	(1.16)

Net asset value, end of year	$35.53	$35.81	$34.37	$48.90	$51.14

Total Return
Based on net asset value	0.99%	7.70%	12.77%	(2.31)%	(0.21)%

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%

Net investment income	2.38%	2.79%	2.98%	4.87%	2.59%

Supplemental Data
Net assets, end of year (000)	$10,658	$10,743	$6,873	$119,814	$5,114

Portfolio turnover rate(d)	60%	38%	13%	44%	44%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol EAFE ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$72.92	$70.34	$67.93	$67.51	$64.98

Net investment income(a)	2.15	2.15	2.04	2.09	2.13
Net realized and unrealized gain (loss)(b)	(1.01)	2.28	3.18	0.00 (c)	2.17

Net increase from investment operations	1.14	4.43	5.22	2.09	4.30

Distributions(d)
From net investment income	(2.16)	(1.85)	(2.81)	(1.67)	(1.77)

Total distributions	(2.16)	(1.85)	(2.81)	(1.67)	(1.77)

Net asset value, end of year	$71.90	$72.92	$70.34	$67.93	$67.51

Total Return
Based on net asset value	1.68%	6.36%	8.09%	3.19%	6.80%

Ratios to Average Net Assets
Total expenses	0.32%	0.31%	0.32%	0.32%	0.33%

Total expenses after fees waived	0.20%	0.20%	0.20%	0.20%	0.20%

Total expenses excluding professional fees for foreign withholding tax claims	0.32%	N/A	0.32%	N/A	N/A

Net investment income	3.04%	2.96%	3.09%	3.19%	3.26%

Supplemental Data
Net assets, end of year (000)	$11,295,536	$8,852,315	$7,238,327	$7,947,758	$3,017,737

Portfolio turnover rate(e)	22%	23%	28%	22%	23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Rounds to less than $0.01.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol Europe ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$25.44	$24.90	$23.31	$24.69	$24.72

Net investment income(a)	0.76	0.74	0.72	0.81	0.90
Net realized and unrealized gain (loss)(b)	(0.35)	0.56	1.61	(1.55)	(0.26)

Net increase (decrease) from investment operations	0.41	1.30	2.33	(0.74)	0.64

Distributions(c)
From net investment income	(0.82)	(0.76)	(0.74)	(0.64)	(0.67)

Total distributions	(0.82)	(0.76)	(0.74)	(0.64)	(0.67)

Net asset value, end of year	$25.03	$25.44	$24.90	$23.31	$24.69

Total Return
Based on net asset value	1.69%	5.35%	10.29%	(2.98)%	2.70%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	3.09%	2.94%	3.15%	3.46%	3.71%

Supplemental Data
Net assets, end of year (000)	$25,033	$29,255	$36,110	$36,129	$16,048

Portfolio turnover rate(d)	23%	26%	36%	32%	25%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol Japan ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$67.73	$63.27	$61.08	$58.29	$53.00

Net investment income(a)	1.29	1.06	0.99	0.95	0.77
Net realized and unrealized gain (loss)(b)	(3.46)	4.34	3.18	2.59	5.22

Net increase (decrease) from investment operations	(2.17)	5.40	4.17	3.54	5.99

Distributions(c)
From net investment income	(0.98)	(0.94)	(1.98)	(0.75)	(0.70)

Total distributions	(0.98)	(0.94)	(1.98)	(0.75)	(0.70)

Net asset value, end of year	$64.58	$67.73	$63.27	$61.08	$58.29

Total Return
Based on net asset value	(3.19)%	8.52%	7.14%	6.13%	11.48%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	1.98%	1.56%	1.65%	1.66%	1.42%

Supplemental Data
Net assets, end of year (000)	$32,290	$33,866	$31,633	$48,863	$17,488

Portfolio turnover rate(d)	23%	23%	24%	24%	18%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol USA ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$54.90	$49.89	$46.91	$41.91	$36.66

Net investment income(a)	1.23	1.02	0.98	0.96	0.84
Net realized and unrealized gain(b)	7.77	4.98	3.02	4.95	5.18

Net increase from investment operations	9.00	6.00	4.00	5.91	6.02

Distributions(c)
From net investment income	(1.15)	(0.99)	(1.02)	(0.91)	(0.77)

Total distributions	(1.15)	(0.99)	(1.02)	(0.91)	(0.77)

Net asset value, end of year	$62.75	$54.90	$49.89	$46.91	$41.91

Total Return
Based on net asset value	16.61%	12.16%	8.70%	14.35%	16.52%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	2.12%	1.95%	2.10%	2.23%	2.06%

Supplemental Data
Net assets, end of year (000)	$30,646,395	$15,191,622	$13,530,002	$15,325,270	$5,293,847

Portfolio turnover rate(d)	21%	22%	23%	28%	23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol USA Small-Cap ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Period From 09/07/16 to 07/31/17	(a)

Net asset value, beginning of period	$31.53	$27.82	$25.11

Net investment income(b)	0.60	0.52	0.49
Net realized and unrealized gain(c)	2.48	3.66	2.63

Net increase from investment operations	3.08	4.18	3.12

Distributions(d)
From net investment income	(0.51)	(0.47)	(0.41)

Total distributions	(0.51)	(0.47)	(0.41)

Net asset value, end of period	$34.10	$31.53	$27.82

Total Return
Based on net asset value	9.91%	15.19%	12.51	%(e)

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20	%(f)

Net investment income	1.85%	1.76%	2.04	%(f)

Supplemental Data
Net assets, end of period (000)	$211,435	$39,418	$8,347

Portfolio turnover rate(g)	48%	47%	47	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Edge MSCI Min Vol Asia ex Japan	Diversified
Edge MSCI Min Vol EAFE	Diversified
Edge MSCI Min Vol Europe	Diversified
Edge MSCI Min Vol Japan	Diversified
Edge MSCI Min Vol USA	Diversified
Edge MSCI Min Vol USA Small-Cap	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of July 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2019:

	Market Value of	Cash Collateral		Non-Cash Collateral
iShares ETF and Counterparty	Securities on Loan	Received	(a)	Received	Net Amount
Edge MSCI Min Vol EAFE
Barclays Capital Inc.	$8,542,298	$8,542,298		$—	$—
Citigroup Global Markets Inc.	5,856,632	5,856,632		—	—
JPMorgan Securities LLC	882,649	882,649		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	28,069,559	28,069,559		—	—
Nomura Securities International Inc.	484,520	484,520		—	—

	$43,835,658	$43,835,658		$—	$—

Edge MSCI Min Vol Europe
Citigroup Global Markets Inc.	$67,511	$67,511		$—	$—

Edge MSCI Min Vol USA
BofA Securities, Inc.	$7,092,432	$7,092,432		$—	$—
Citigroup Global Markets Inc.	9,846,457	9,846,457		—	—
Credit Suisse Securities (USA) LLC	6,467,888	6,467,888		—	—
Goldman Sachs & Co.	28,123,847	28,123,847		—	—
HSBC Bank PLC	9,405,116	9,405,116		—	—
JPMorgan Securities LLC	14,008,125	14,008,125		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	5,670,090	5,670,090		—	—
UBS Securities LLC	4,100,588	4,100,588		—	—
Virtu Americas LLC	61,904	61,904		—	—
Wells Fargo Bank, National Association	168,700	168,700		—	—

	$84,945,147	$84,945,147		$—	$—

Edge MSCI Min Vol USA Small-Cap
Barclays Bank PLC	$71,736	$71,736		$—	$—
Citadel Clearing LLC	177,758	177,758		—	—
Citigroup Global Markets Inc.	171,500	171,500		—	—
Credit Suisse Securities (USA) LLC	150,946	150,946		—	—
HSBC Bank PLC	766,119	766,119		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	1,701,179	1,701,179		—	—
Scotia Capital (USA) Inc.	26,945	26,945		—	—
Virtu Americas LLC	133,452	133,452		—	—
Wells Fargo Bank, National Association	1,123,650	1,123,650		—	—
Wells Fargo Securities LLC	172,592	172,592		—	—

	$4,495,877	$4,495,877		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Edge MSCI Min Vol Asia ex Japan	0.35%
Edge MSCI Min Vol Europe	0.25
Edge MSCI Min Vol Japan	0.30
Edge MSCI Min Vol USA	0.15
Edge MSCI Min Vol USA Small-Cap	0.20

For its investment advisory services to the iShares Edge MSCI Min Vol EAFE ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $30 billion	0.350%
Over $30 billion, up to and including $60 billion	0.320
Over $60 billion, up to and including $90 billion	0.280
Over $90 billion, up to and including $120 billion	0.252
Over $120 billion, up to and including $150 billion	0.227
Over $150 billion	0.204

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and any other fund expenses is a fund’s total annual operating expenses.

For the iShares Edge MSCI Min Vol EAFE ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2021 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.20% of average daily net assets.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares Edge MSCI Min Vol USA ETF and iShares Edge MSCI Min Vol USA Small-Cap ETF (the “Group 1 Funds”), retains 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares Edge MSCI Min Vol Asia ex Japan ETF, iShares Edge MSCI Min Vol EAFE ETF, iShares Edge MSCI Min Vol Europe ETF and iShares Edge MSCI Min Vol Japan ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Group 1 Fund retained 71.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended July 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Edge MSCI Min Vol Asia ex Japan	$643
Edge MSCI Min Vol EAFE	233,847
Edge MSCI Min Vol Europe	166
Edge MSCI Min Vol Japan	689
Edge MSCI Min Vol USA	479,504
Edge MSCI Min Vol USA Small-Cap	4,751

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol Asia ex Japan	$301,056	$204,198
Edge MSCI Min Vol EAFE	178,347,371	238,972,732
Edge MSCI Min Vol USA	614,248,399	1,022,225,549
Edge MSCI Min Vol USA Small-Cap	4,875,793	15,926,443

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol Asia ex Japan	$7,125,992	$6,467,540
Edge MSCI Min Vol EAFE	2,437,945,655	2,180,010,087
Edge MSCI Min Vol Europe	5,963,624	6,059,113
Edge MSCI Min Vol Japan	6,951,702	6,802,606
Edge MSCI Min Vol USA	4,996,732,557	4,612,103,473
Edge MSCI Min Vol USA Small-Cap	50,289,123	47,105,108

For the year ended July 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Min Vol Asia ex Japan	$1,922,415	$3,042,001
Edge MSCI Min Vol EAFE	2,374,139,630	204,535,122
Edge MSCI Min Vol Europe	9,362,861	13,324,164
Edge MSCI Min Vol Japan	18,888,443	19,548,255
Edge MSCI Min Vol USA	15,458,793,821	3,511,035,151
Edge MSCI Min Vol USA Small-Cap	173,636,046	17,659,992

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Edge MSCI Min Vol Asia ex Japan	$613,425	$(613,425)
Edge MSCI Min Vol EAFE	34,323,168	(34,323,168)
Edge MSCI Min Vol Europe	987,813	(987,813)
Edge MSCI Min Vol Japan	1,862,749	(1,862,749)
Edge MSCI Min Vol USA	925,814,023	(925,814,023)
Edge MSCI Min Vol USA Small-Cap	3,560,186	(3,560,186)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/19	Year Ended 07/31/18
Edge MSCI Min Vol Asia ex Japan
Ordinary income	$195,230	$238,748

Edge MSCI Min Vol EAFE
Ordinary income	$320,472,614	$220,815,666

Edge MSCI Min Vol Europe
Ordinary income	$785,655	$1,096,942

Edge MSCI Min Vol Japan
Ordinary income	$502,547	$468,043

Edge MSCI Min Vol USA
Ordinary income	$437,461,169	$275,027,385

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 07/31/19	Year Ended 07/31/18
Edge MSCI Min Vol USA Small-Cap
Ordinary income	$1,471,528	$360,464

As of July 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

	Undistributed	Non-expiring Capital Loss	Net Unrealized
iShares ETF	Ordinary Income	Carryforwards (a)	Gains (Losses) (b)	Total
Edge MSCI Min Vol Asia ex Japan	$174,046	$(699,508)	$567,919	$42,457
Edge MSCI Min Vol EAFE	115,728,343	(239,223,408)	612,094,683	488,599,618
Edge MSCI Min Vol Europe	32,058	(3,564,079)	(5,051)	(3,537,072)
Edge MSCI Min Vol Japan	486,995	(990,523)	(1,458,152)	(1,961,680)
Edge MSCI Min Vol USA	46,958,029	(449,123,287)	4,496,519,163	4,094,353,905
Edge MSCI Min Vol USA Small-Cap	327,295	(1,098,832)	12,755,256	11,983,719

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions and foreign withholding tax reclaims.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Edge MSCI Min Vol Asia ex Japan	$9,751,250	$1,005,377	$(435,120)	$570,257
Edge MSCI Min Vol EAFE	10,656,145,871	1,109,643,687	(497,172,797)	612,470,890
Edge MSCI Min Vol Europe	24,926,255	1,656,862	(1,660,324)	(3,462)
Edge MSCI Min Vol Japan	33,632,073	1,475,979	(2,933,430)	(1,457,451)
Edge MSCI Min Vol USA	26,214,528,015	4,678,513,059	(181,993,896)	4,496,519,163
Edge MSCI Min Vol USA Small-Cap	203,334,928	15,600,703	(2,845,447)	12,755,256

9.	LINE OF CREDIT

The iShares Edge MSCI Min Vol Asia ex Japan ETF, along with certain other iShares funds, is a party to a $300 million credit agreement with State Street Bank and Trust Company, which expires on October 23, 2019. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

For the year ended July 31, 2019, the maximum amount borrowed, the average borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Edge MSCI Min Vol Asia ex Japan	$270,000	$7,153	3.13%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/19		Year Ended 07/31/18
iShares ETF	Shares	Amount	Shares	Amount
Edge MSCI Min Vol Asia ex Japan
Shares sold	150,000	$5,294,807	150,000	$5,376,933
Shares redeemed	(150,000)	(5,301,782)	(50,000)	(1,808,140)

Net increase(decrease)	—	$(6,975)	100,000	$3,568,793

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (continued)

	Year Ended 07/31/19		Year Ended 07/31/18
iShares ETF	Shares	Amount	Shares	Amount
Edge MSCI Min Vol EAFE
Shares sold	38,600,000	$2,664,156,485	18,900,000	$1,370,222,329
Shares redeemed	(2,900,000)	(206,850,903)	(400,000)	(29,423,426)

Net increase	35,700,000	$2,457,305,582	18,500,000	$1,340,798,903

Edge MSCI Min Vol Europe
Shares sold	400,000	$9,642,774	350,000	$8,958,389
Shares redeemed	(550,000)	(13,691,779)	(650,000)	(16,118,505)

Net decrease	(150,000)	$(4,049,005)	(300,000)	$(7,160,116)

Edge MSCI Min Vol Japan
Shares sold	300,000	$19,449,566	200,000	$14,128,743
Shares redeemed	(300,000)	(20,000,113)	(200,000)	(13,655,726)

Net increase(decrease)	—	$(550,547)	—	$473,017

Edge MSCI Min Vol USA
Shares sold	272,700,000	$15,644,380,246	82,500,000	$4,294,577,210
Shares redeemed	(61,000,000)	(3,538,909,786)	(77,000,000)	(4,049,351,915)

Net increase	211,700,000	$12,105,470,460	5,500,000	$245,225,295

Edge MSCI Min Vol USA Small-Cap
Shares sold	5,500,000	$176,428,169	1,100,000	$32,788,697
Shares redeemed	(550,000)	(17,746,212)	(150,000)	(4,523,975)

Net increase	4,950,000	$158,681,957	950,000	$28,264,722

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares Edge MSCI Min Vol EAFE ETF has filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by Finland based upon recent favorable determinations made by the Finnish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon statutes of limitation on taxes. The Fund continues to evaluate developments in Finland for potential impact to the receivables and payables recorded. Finnish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

64	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

14.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
Edge MSCI Min Vol Asia ex Japan	$238,748
Edge MSCI Min Vol EAFE	220,815,666
Edge MSCI Min Vol Europe	1,096,942
Edge MSCI Min Vol Japan	468,043
Edge MSCI Min Vol USA	275,027,385
Edge MSCI Min Vol USA Small-Cap	360,464

Undistributed net investment income as of July 31, 2018 are as follows:

iShares ETF	Undistributed net investment income
Edge MSCI Min Vol Asia ex Japan	$51,020
Edge MSCI Min Vol EAFE	4,956,868
Edge MSCI Min Vol Europe	17,906
Edge MSCI Min Vol Japan	26,717
Edge MSCI Min Vol USA	11,366,952
Edge MSCI Min Vol USA Small-Cap	24,027

15.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

On June 19, 2019, the Board of Trustees of the Trust approved the liquidation of the iShares Edge MSCI Min Vol Asia ex Japan ETF. After the close of business on August 20, 2019, the Fund no longer accepted creation orders. Trading in the Fund was halted prior to market open on August 21, 2019. Proceeds of the liquidation were sent to shareholders on August 26, 2019.

NOTES TO FINANCIAL STATEMENTS	65

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Edge MSCI Min Vol Asia ex Japan ETF,

iShares Edge MSCI Min Vol EAFE ETF,

iShares Edge MSCI Min Vol Europe ETF,

iShares Edge MSCI Min Vol Japan ETF,

iShares Edge MSCI Min Vol USA ETF and

iShares Edge MSCI Min Vol USA Small-Cap ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Edge MSCI Min Vol Asia ex Japan ETF, iShares Edge MSCI Min Vol EAFE ETF, iShares Edge MSCI Min Vol Europe ETF, iShares Edge MSCI Min Vol Japan ETF, iShares Edge MSCI Min Vol USA ETF and iShares Edge MSCI Min Vol USA Small-Cap ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2019, the related statements of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

66	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended July 31, 2019 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Edge MSCI Min Vol USA	82.54%
Edge MSCI Min Vol USA Small-Cap	47.12%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2019:

iShares ETF	Qualified Dividend Income
Edge MSCI Min Vol Asia ex Japan	$161,318
Edge MSCI Min Vol EAFE	273,388,556
Edge MSCI Min Vol Europe	946,668
Edge MSCI Min Vol Japan	602,569
Edge MSCI Min Vol USA	411,472,606
Edge MSCI Min Vol USA Small-Cap	864,692

For the fiscal year ended July 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Edge MSCI Min Vol Asia ex Japan	$328,707	$28,234
Edge MSCI Min Vol EAFE	346,958,693	25,516,235
Edge MSCI Min Vol Europe	967,618	93,422
Edge MSCI Min Vol Japan	725,691	61,210

IMPORTANT TAX INFORMATION	67

Board Review and Approval of Investment Advisory Contract

iShares Trust

iShares Edge MSCI Min Vol Asia ex Japan ETF, iShares Edge MSCI Min Vol Europe ETF, iShares Edge MSCI Min Vol Japan ETF, iShares Edge MSCI Min Vol USA Small-Cap ETF, (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

68	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	69

Board Review and Approval of Investment Advisory Contract  (continued)

iShares Edge MSCI Min Vol EAFE ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

70	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Edge MSCI Min Vol USA ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	71

Board Review and Approval of Investment Advisory Contract  (continued)

committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary

72	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	73

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Edge MSCI Min Vol EAFE	$2.156819	$—	$—	$2.156819	100%	—%	—%	100%
Edge MSCI Min Vol Europe	0.816595	—	—	0.816595	100	—	—	100
Edge MSCI Min Vol USA(a)	1.108042	—	0.038335	1.146377	97	—	3	100
Edge MSCI Min Vol USA Small-Cap(a)	0.462626	—	0.043659	0.506285	91	—	9	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

74	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares Edge MSCI Min Vol Asia ex Japan ETF

Period Covered: June 05, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	2	0.16
Greater than 1.0% and Less than 1.5%	26	2.04
Greater than 0.5% and Less than 1.0%	125	9.80
Greater than 0.0% and Less than 0.5%	328	25.70
At NAV	11	0.86
Less than 0.0% and Greater than –0.5%	450	35.26
Less than –0.5% and Greater than –1.0%	229	17.95
Less than –1.0% and Greater than –1.5%	67	5.25
Less than –1.5% and Greater than –2.0%	30	2.35
Less than –2.0% and Greater than –2.5%	4	0.31
Less than –2.5% and Greater than –3.0%	2	0.16

	1,276	100.00%

iShares Edge MSCI Min Vol EAFE ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.07%
Greater than 1.5% and Less than 2.0%	3	0.22
Greater than 1.0% and Less than 1.5%	26	1.88
Greater than 0.5% and Less than 1.0%	144	10.42
Greater than 0.0% and Less than 0.5%	785	56.80
At NAV	11	0.80
Less than 0.0% and Greater than –0.5%	351	25.40
Less than –0.5% and Greater than –1.0%	48	3.47
Less than –1.0% and Greater than –1.5%	11	0.80
Less than –1.5% and Greater than –2.0%	2	0.14

	1,382	100.00%

iShares Edge MSCI Min Vol Europe ETF

Period Covered: June 05, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	2	0.16%
Greater than 1.5% and Less than 2.0%	5	0.39
Greater than 1.0% and Less than 1.5%	15	1.18
Greater than 0.5% and Less than 1.0%	125	9.80
Greater than 0.0% and Less than 0.5%	547	42.86
At NAV	14	1.10
Less than 0.0% and Greater than –0.5%	497	38.94
Less than –0.5% and Greater than –1.0%	61	4.78
Less than –1.0% and Greater than –1.5%	7	0.55
Less than –1.5% and Greater than –2.0%	2	0.16
Less than –2.0% and Greater than –2.5%	1	0.08

	1,276	100.00%

SUPPLEMENTAL INFORMATION	75

Supplemental Information  (unaudited) (continued)

iShares Edge MSCI Min Vol Japan ETF

Period Covered: June 05, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.08%
Greater than 3.5% and Less than 4.0%	1	0.08
Greater than 3.0% and Less than 3.5%	1	0.08
Greater than 2.5% and Less than 3.0%	2	0.16
Greater than 2.0% and Less than 2.5%	4	0.31
Greater than 1.5% and Less than 2.0%	18	1.41
Greater than 1.0% and Less than 1.5%	55	4.31
Greater than 0.5% and Less than 1.0%	161	12.62
Greater than 0.0% and Less than 0.5%	425	33.30
At NAV	11	0.86
Less than 0.0% and Greater than –0.5%	390	30.56
Less than –0.5% and Greater than –1.0%	127	9.95
Less than –1.0% and Greater than –1.5%	45	3.53
Less than –1.5% and Greater than –2.0%	24	1.88
Less than –2.0% and Greater than –2.5%	4	0.31
Less than –2.5% and Greater than –3.0%	3	0.24
Less than –3.0% and Greater than –3.5%	2	0.16
Less than –3.5% and Greater than –4.0%	2	0.16

	1,276	100.00%

iShares Edge MSCI Min Vol USA ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.5% and Less than 1.0%	1	0.07
Greater than 0.0% and Less than 0.5%	760	55.00
At NAV	250	18.09
Less than 0.0% and Greater than –0.5%	366	26.48
Less than –0.5% and Greater than –1.0%	3	0.22

	1,382	100.00%

iShares Edge MSCI Min Vol USA Small-Cap ETF

Period Covered: September 09, 2016 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.14%
Greater than 2.5% and Less than 3.0%	5	0.71
Greater than 2.0% and Less than 2.5%	5	0.71
Greater than 1.5% and Less than 2.0%	5	0.71
Greater than 1.0% and Less than 1.5%	1	0.14
Greater than 0.5% and Less than 1.0%	6	0.85
Greater than 0.0% and Less than 0.5%	418	59.30
At NAV	61	8.65
Less than 0.0% and Greater than –0.5%	203	28.79

	705	100.00%

76	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 360 funds as of July 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park, Martin Small and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park, Mr. Small and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	77

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (54)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
(a) Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

78	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

GENERAL INFORMATION	79

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

SDR	Swedish Depositary Receipt

80	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-709-0719

JULY 31, 2019

2019 ANNUAL REPORT

iShares Trust

▶	iShares Core MSCI EAFE ETF | IEFA | Cboe BZX

▶	iShares Core MSCI Europe ETF | IEUR | NYSE Arca

▶	iShares Core MSCI International Developed Markets ETF | IDEV | NYSE Arca

▶	iShares Core MSCI Pacific ETF | IPAC | NYSE Arca

▶	iShares Core MSCI Total International Stock ETF | IXUS | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced for the 12 months ended July 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.95% in U.S. dollar terms for the reporting period.

Global stocks declined sharply in the second half of 2018 amid high volatility, before rebounding in 2019 to post modest gains for the reporting period. The initial downturn was prompted by trade tensions, particularly between the U.S. and China, and slowing global economic growth. Markets later recovered from a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending.

The most influential central banks reacted to signs of an economic slowdown by changing their outlook for interest rate policy, which supported markets in the second half of the reporting period. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady in early 2019, and lowered interest rates in July 2019 for the first time in 11 years. The European Central Bank sustained its already negative short-term interest rates, while signaling an interest rate decrease, in the second half of 2019, and the return of its monetary stimulus program. The Bank of Japan also sustained negative short-term interest rates while signaling a possible future decrease, while the Chinese government enacted stimulus measures. Expectations of lower borrowing costs and the corresponding increases in the global money supply drove risk assets to record highs.

The U.S. stock market advanced as unemployment decreased to its lowest level since 1969, despite variable economic growth. Consumer spending was robust, as steady job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level since 2010. A budget deal reached in July 2019 promised to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased and bond issuance by the U.S. Treasury Department reached a record high. Trade tensions between the U.S. and China persisted, as the U.S. implemented tariffs on $200 million of Chinese imports and publicly discussed further tariffs. However, market reaction to the negotiations lessened over time as investors became more optimistic that the Trump administration would minimize the effect of trade policy on markets.

The Eurozone economy grew at a slower pace, as economic growth varied widely by country. Ongoing trade tensions and the resulting slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. Smaller economies, such as Ireland and Malta, grew at a fast pace, while Italy entered a recession before returning to growth in early 2019.

Emerging markets posted relatively flat during the reporting period, albeit with a relatively high amount of volatility. In the first half of the reporting period, emerging market stocks declined sharply, as rising interest rates and a strengthening U.S. dollar led to concerns among investors about foreign-denominated debt. However, a shift to looser monetary policy and desire for yield supported emerging market stocks in 2019, reversing previous declines.

Markets in the Asia-Pacific region were negatively affected by trade tensions between the U.S. and China and a slowdown in the Chinese economy. Countries throughout the Asia-Pacific region supply China with many industrial and consumer goods and services, and corporate earnings in the region were moderated by China’s recent struggles.

M A R K E T O V E R V I E W	3

Fund Summary as of July 31, 2019	iShares® Core MSCI EAFE ETF

Investment Objective

The iShares Core MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(3.13)%	2.88%	6.26%	(3.13)%	15.24%	51.02%
Fund Market	(3.87)	2.81	6.15	(3.87)	14.87	49.89
Index	(3.35)	2.70	6.09	(3.35)	14.24	49.34

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,054.90	$0.41		$1,000.00	$1,024.40	$0.40		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

4	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® Core MSCI EAFE ETF

Portfolio Management Commentary

Developed market stocks outside the U.S. and Canada declined modestly for the reporting period amid slowing global growth, escalating trade tensions, and lower manufacturing activity. Japanese equities were the largest detractors from the Index’s return, limited by weakening exports and lower domestic consumption. In the financials sector, banking stocks struggled as interest rates in Japan, a key component of banks’ profitability, remained near zero and continued to pressure profit margins. Declining global interest rates made lending abroad more challenging, further constraining returns of banks. Within the consumer discretionary sector, concerns surrounding potential U.S. tariffs on Japan’s automobile and automotive parts manufacturers and slowing exports, particularly to China, drove a decline in the automobiles and components industry.

U.K. equities were also notable detractors from the Index’s performance, driven largely by the financials and consumer staples sectors. Banks declined as low interest rates continued to weaken interest income and reduce loan margins. Mounting concerns that a no-deal Brexit could threaten business and consumer lending, as well as investment and trading revenue, further pressured the banking industry. Within the consumer staples sector, the food, beverage, and tobacco industry declined as changing consumer behavior constrained returns of tobacco companies.

Stocks in Germany also detracted from the Index’s return, as economic growth stagnated, recessionary fears grew, and weakening global demand weighed on exports, which comprise nearly half of the country’s economy. The healthcare sector was Germany’s leading detractor, driven by the pharmaceuticals industry, which declined amid uncertainty surrounding litigation. The materials sector also declined, as sharply lower prices and slowing demand from China weighed on the chemicals industry.

Swiss equities contributed to the Index’s return. Investors preferred the market’s relative insulation from trade tensions and its stability amid European uncertainty. In the consumer staples sector, food products companies benefited from rising demand for premium products and strengthening international sales. The healthcare sector also contributed to performance, driven by strong sales of new drugs in the pharmaceuticals industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	17.5%
Industrials	15.6
Consumer Discretionary	11.4
Consumer Staples	11.1
Health Care	10.9
Materials	7.4
Information Technology	7.2
Communication Services	5.4
Energy	5.0
Real Estate	5.0
Utilities	3.5

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Japan	25.0%
United Kingdom	16.4
France	10.0
Switzerland	8.7
Germany	8.2
Australia	7.7
Netherlands	3.7
Hong Kong	3.6
Sweden	2.9
Spain	2.8

(a)	Excludes money market funds.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2019	iShares® Core MSCI Europe ETF

Investment Objective

The iShares Core MSCI Europe ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization European equities, as represented by the MSCI Europe IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(3.96)%	2.21%	1.17%	(3.96)%	11.53%	6.19%
Fund Market	(4.68)	2.04	1.01	(4.68)	10.60	5.30
Index	(4.25)	1.96	0.92	(4.25)	10.19	4.81

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,063.60	$0.51		$1,000.00	$1,024.30	$0.50		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® Core MSCI Europe ETF

Portfolio Management Commentary

European stocks declined for the reporting period amid slowing regional and global economic growth, escalating trade tensions, and lower manufacturing activity. U.K. equities were the largest detractors from the Index’s return, as uncertainty about the Brexit resolution mounted and business activity slowed. The financials sector led the country’s detraction, driven by the banking industry. Like their global peers, U.K. banks faced persistent low interest rates, which constrained profits due to weakened interest income and reduced loan margins. Concerns that a no-deal Brexit could further threaten business and consumer lending, as well as investment and trading revenue, pressured returns. The consumer staples sector also detracted from performance, as the tobacco industry declined amid regulatory and political pressure.

Stocks in Germany were notable detractors from the Index’s return, as economic growth stagnated, recessionary fears grew, and weakening global demand weighed on exports, which comprise nearly half of the country’s economy. Germany’s healthcare sector drove detraction, as the pharmaceuticals industry declined due to uncertainty surrounding litigation. The materials sector struggled amid sharply lower prices and slowing demand for chemicals from China, while the industrials sector was challenged by decreased exports and lower manufacturing output. The sector’s performance was driven by the capital goods industry, which declined alongside lower demand for industrial machinery.

French stocks were modest detractors from the Index’s return. Despite government stimulus efforts, France’s economic growth slowed and weakness persisted in consumer spending, manufacturing, and trade. The financials sector weighed on performance, as low interest rates impacted profits of French banks.

Swiss stocks contributed to the Index’s return, as investors preferred the market’s relative insulation from trade tensions and its stability amid European uncertainty. Performance in Switzerland was driven largely by the defensive consumer staples and healthcare sectors, which often benefit during times of market volatility and challenging economic conditions. In the consumer staples sector, food products companies advanced due to rising demand for premium products and strengthening international sales. Pharmaceuticals stocks drove performance in the healthcare sector, as strong sales of new cancer and multiple sclerosis drugs, coupled with rising revenues from biosimilars, helped offset pressure from generics and older drugs.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	17.1%
Industrials	14.5
Consumer Staples	13.6
Health Care	12.8
Consumer Discretionary	9.9
Materials	7.3
Energy	7.0
Information Technology	6.3
Communication Services	4.8
Utilities	4.1
Real Estate	2.6

(a)	Excludes money market funds.

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
United Kingdom	26.8%
France	16.3
Switzerland	14.2
Germany	13.4
Netherlands	5.9
Sweden	4.7
Spain	4.5
Italy	3.9
Denmark	2.8
Belgium	1.9

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2019	iShares® Core MSCI International Developed Markets ETF

Investment Objective

The iShares Core MSCI International Developed Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the United States, as represented by the MSCI World ex USA IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(2.48)%	5.68%	(2.48)%	13.95%
Fund Market	(3.24)	5.34	(3.24)	13.08
Index	(3.04)	5.30	(3.04)	12.97

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/21/17. The first day of secondary market trading was 3/23/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,056.50	$0.25		$1,000.00	$1,024.50	$0.25		0.05%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® Core MSCI International Developed Markets ETF

Portfolio Management Commentary

Developed market stocks outside the U.S. and Canada declined for the reporting period amid slowing global growth, escalating trade tensions, and lower manufacturing activity. Japanese equities were the largest detractors from the Index’s return, constrained by weakening exports and tepid domestic consumption. In Japan’s financials sector, banking stocks struggled as interest rates, a key component of banks’ profitability, remained near zero and continued to pressure profit margins. The consumer discretionary sector was another source of weakness, as decelerating global and Chinese demand for cars and auto parts, along with concerns about potential U.S. tariffs, weighed on the automobiles and components industry. Within the industrials sector, weakening exports and a pessimistic outlook for business spending among manufacturers pressured capital goods companies.

U.K. equities detracted from the Index’s performance, driven by the financials and consumer staples sectors. Banks were challenged by low interest rates, which restrained interest income and reduced loan margins. Mounting concerns that a no-deal Brexit could threaten lending activity as well as investment and trading revenue also worked against banks. Tobacco companies tempered performance of the consumer staples sector, as regulatory and political pressures, along with changing consumer behavior, weighed on the industry.

German equities were also notable detractors from the Index’s return, as economic growth stagnated, recessionary fears grew, and softening global demand weighed on exports, which comprise nearly half of Germany’s economy. The healthcare sector was the largest detractor, driven by pharmaceuticals stocks, which weakened amid uncertainty surrounding litigation. In the materials sector, the chemicals industry contracted, as industrial production slowed and demand from the automotive industry waned, notably in China. Capital goods companies drove industrials lower due to stalling equipment sales amid the Eurozone’s manufacturing contraction.

Swiss equities contributed to the Index’s return, as investors preferred the market’s stability and relative insulation from trade tensions. Performance in Switzerland came primarily from the defensive consumer staples and healthcare sectors, which often benefit during times of market volatility and challenging economic conditions. In consumer staples, food products companies benefited from rising demand for premium products and strengthening international sales. Strong sales of new drugs in the pharmaceuticals industry drove contribution in the healthcare sector.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	19.1%
Industrials	15.3
Consumer Discretionary	10.7
Consumer Staples	10.5
Health Care	10.0
Materials	7.9
Information Technology	7.1
Energy	6.2
Communication Services	5.1
Real Estate	4.6
Utilities	3.5

(a)	Excludes money market funds.

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Japan	22.6%
United Kingdom	14.9
Canada	9.3
France	9.1
Switzerland	8.0
Germany	7.5
Australia	7.0
Netherlands	3.3
Hong Kong	3.3
Sweden	2.6

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2019	iShares® Core MSCI Pacific ETF

Investment Objective

The iShares Core MSCI Pacific ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization Pacific region equities, as represented by the MSCI Pacific IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(1.61)%	4.12%	4.80%	(1.61)%	22.35%	27.27%
Fund Market	(2.52)	4.08	4.69	(2.52)	22.15	26.60
Index	(1.95)	4.05	4.76	(1.95)	21.95	26.99

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,040.20	$0.51		$1,000.00	$1,024.30	$0.50		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® Core MSCI Pacific ETF

Portfolio Management Commentary

Stocks in the Pacific region declined modestly during the reporting period, driven almost entirely by Japanese equities. Japan, which represented approximately 67% of the Index on average for the reporting period, continued to experience sluggish economic growth, due in large part to slowing exports. Exports dropped as a result of U.S.-China trade tensions, which led to disruptions in Asian supply chains. Government-imposed restrictions on certain exports to South Korea following a diplomatic dispute also curtailed trade. Japanese financials, particularly banks, were the leading detractors from the Index’s return. Large multinationals and smaller regional banks both struggled as interest rates — a key component of banks’ profitability — remained near zero, pressuring lending margins. Banks continued to be challenged by the country’s aging and shrinking population, which negatively affects demand for bank services.

Trade tensions were particularly damaging to automobile and auto component manufacturers in the Japanese consumer discretionary sector. Automobile manufacturers weakened amid multiple months of declining car exports and lower global car sales, particularly in China, Japan’s largest trading partner. Similarly, weaker demand for car parts from China constrained returns of auto parts and components companies.

The industrials sector in Japan was another meaningful detractor from the Index’s return. Industrial machinery orders decreased and capital goods companies sharply reduced production output. The materials and consumer staples sectors detracted more moderately. The materials sector detraction stemmed primarily from chemicals companies, whose stocks declined due to sharply lower prices and slowing demand for basic chemicals from the sizeable Chinese market. In consumer staples, stocks in the food, beverages, and tobacco industry were constrained by higher labor and transportation costs, which drove profits lower. Concern over debt loads from consolidations in the industry further pressured performance.

Stocks in Australia contributed slightly to the Index’s performance. Australian metals and mining stocks rose alongside gold and iron ore prices. Higher gold prices and record-setting production volumes bolstered returns of gold mining stocks in Australia, the second-largest global producer of gold. Global production disruptions reduced output of iron ore, exacerbating a shortage as Chinese stockpiles of the metal decreased to their lowest level since 2017.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	17.9%
Industrials	17.7
Consumer Discretionary	14.2
Real Estate	8.7
Information Technology	8.1
Health Care	8.0
Materials	7.5
Consumer Staples	7.0
Communication Services	6.6
Utilities	2.6
Energy	1.7

(a)	Excludes money market funds.

ALLOCATION BY COUNTRY

Country	Percent of Total Investments	(a)
Japan	66.1%
Australia	19.6
Hong Kong	9.6
Singapore	3.7
New Zealand	1.0

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2019	iShares® Core MSCI Total International Stock ETF

Investment Objective

The iShares Core MSCI Total International Stock ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid-and small-capitalization non-U.S. equities, as represented by the MSCI ACWI ex USA IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(2.73)%	2.40%	5.15%	(2.73)%	12.60%	40.60%
Fund Market	(3.67)	2.33	5.04	(3.67)	12.21	39.64
Index	(2.97)	2.24	5.01	(2.97)	11.72	39.34

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,042.60	$ 0.51		$ 1,000.00	$ 1,024.30	$ 0.50		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	iShares® Core MSCI Total International Stock ETF

Portfolio Management Commentary

Global stocks outside the U.S. and Canada declined for the reporting period amid slowing global growth, escalating trade tensions, and lower manufacturing activity. Japanese equities were the largest detractors from the Index’s return, constrained by weakening exports and lower domestic consumption. In Japan’s financials sector, banking stocks struggled as interest rates, a key component of banks’ profitability, remained near zero and pressured profit margins. Within the Japanese consumer discretionary sector, concerns surrounding potential U.S. tariffs, as well as slowing global demand for cars and auto parts, weighed on the automobiles and components industry. Within the industrials sector, weakening exports and pessimism about business spending pressured the capital goods industry.

U.K. equities detracted from the Index’s return, driven by financials and consumer staples stocks. Banks were challenged by low interest rates, which restrained interest income and reduced loan margins. Mounting concerns that a no-deal Brexit could threaten lending activity as well as investment and trading revenue also worked against banks. Tobacco companies tempered performance of the consumer staples sector, as regulatory and political pressures, along with changing consumer behavior, weighed on the industry.

German equities detracted from the Index’s performance, as economic growth stagnated and weakening global demand weighed on exports. Within the healthcare sector, the pharmaceuticals industry declined amid uncertainty surrounding litigation. Among materials stocks, slowing demand from China weighed on performance in the chemicals industry. Capital goods companies drove the industrials sector lower due to stalling equipment sales amid a manufacturing slowdown.

South Korean equities detracted from the Index’s return. Corporate earnings disappointed, especially within the information technology sector, due to a slowing domestic economy and concerns about trade disputes. Stocks tied to semiconductors declined due to weak demand and price declines for memory chips, as concerns mounted about supply disruptions stemming from Japan’s export restrictions.

Swiss equities contributed to the Index’s return, as investors preferred the market’s stability and relative insulation from trade tensions. Performance in Switzerland came primarily from the consumer staples and healthcare sectors. Within the consumer staples sector, food products companies benefited from rising demand for premium products and strengthening international sales. Strong sales of new drugs in the pharmaceuticals industry drove returns in healthcare.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	20.1%
Industrials	12.9
Consumer Discretionary	11.5
Consumer Staples	9.5
Information Technology	8.9
Health Care	8.3
Materials	7.8
Communication Services	6.7
Energy	6.3
Real Estate	4.6
Utilities	3.4
Unknown GS	0.0

(a)	Excludes money market funds.

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Japan	16.8%
United Kingdom	11.1
China	7.5
Canada	6.9
France	6.8
Switzerland	5.9
Germany	5.6
Australia	5.2
South Korea	3.1
Taiwan	3.1

F U N D S U M M A R Y	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.6%
Abacus Property Group	1,828,284	$5,229,602
Adelaide Brighton Ltd.	1,947,306	4,751,321
Afterpay Touch Group Ltd.(a)	714,259	13,164,186
AGL Energy Ltd.	2,667,389	38,553,310
ALS Ltd.	2,088,738	10,394,367
Altium Ltd.	539,022	13,668,258
Alumina Ltd.	10,239,421	16,514,603
AMA Group Ltd.	1,712,148	1,717,043
AMP Ltd.	11,553,108	14,253,737
Ansell Ltd.	580,769	11,168,234
APA Group	4,826,178	36,723,942
Appen Ltd.	489,647	10,364,296
ARB Corp. Ltd.	369,035	4,718,330
Ardent Leisure Group Ltd.(a)	2,390,817	1,936,248
Aristocrat Leisure Ltd.	2,352,211	49,691,676
ASX Ltd.	808,105	49,488,252
Atlas Arteria Ltd.	3,387,635	19,123,061
Aurizon Holdings Ltd.	7,736,711	30,715,370
AusNet Services	7,120,468	8,711,316
Australia & New Zealand Banking Group Ltd.	11,433,442	219,944,809
Australian Agricultural Co. Ltd.(a)	2,277,010	1,561,582
Australian Pharmaceutical Industries Ltd.	2,320,750	2,311,389
Aveo Group	2,274,572	3,213,886
Bank of Queensland Ltd.	1,565,799	10,069,190
Bapcor Ltd.	1,657,087	7,161,265
Beach Energy Ltd.	8,530,261	12,523,301
Bega Cheese Ltd.(b)	1,070,769	3,269,463
Bellamy’s Australia Ltd.(a)(b)	453,455	3,156,694
Bendigo & Adelaide Bank Ltd.	1,961,136	15,531,186
BHP Group Ltd.	11,745,416	329,973,806
BHP Group PLC	8,399,596	204,072,747
Bingo Industries Ltd.(b)	2,584,394	4,292,919
Blackmores Ltd.(b)	63,032	3,896,131
BlueScope Steel Ltd.	2,176,787	19,639,592
Boral Ltd.	4,661,609	16,579,157
Brambles Ltd.	6,488,453	58,674,836
Bravura Solutions Ltd.	1,408,160	4,775,227
BWP Trust	2,461,179	6,378,344
Caltex Australia Ltd.	988,852	18,375,031
carsales.com Ltd.	1,005,343	10,234,618
Challenger Ltd.	2,235,527	10,924,537
Charter Hall Group	2,164,944	16,891,569
Charter Hall Retail REIT	1,632,592	5,086,195
CIMIC Group Ltd.	392,141	9,916,693
Cleanaway Waste Management Ltd.	9,021,794	15,048,221
Coca-Cola Amatil Ltd.	2,054,144	15,035,999
Cochlear Ltd.	233,281	35,429,850
Coles Group Ltd.(a)	4,610,590	45,125,470
Commonwealth Bank of Australia	7,068,538	400,964,866
Computershare Ltd.	1,982,433	21,643,654
Corporate Travel Management Ltd.(b)	381,437	6,070,488
Costa Group Holdings Ltd.	1,358,229	3,716,554
Cromwell Property Group	8,774,674	7,136,576
Crown Resorts Ltd.	1,523,660	12,455,169
CSL Ltd.	1,824,390	288,738,225
CSR Ltd.	2,469,725	6,860,101
Dexus	4,475,227	40,469,309
Domain Holdings Australia Ltd.	1,615,208	3,350,980

Security	Shares	Value

Australia (continued)
Domino’s Pizza Enterprises Ltd.	261,965	$6,964,177
Downer EDI Ltd.	2,573,263	12,805,551
DuluxGroup Ltd.	1,615,056	10,408,211
Elders Ltd.	670,945	3,408,249
Evolution Mining Ltd.	6,021,551	20,834,783
FlexiGroup Ltd./Australia	1,801,259	2,265,770
Flight Centre Travel Group Ltd.	248,513	7,894,647
Fortescue Metals Group Ltd.	5,663,287	32,515,502
G8 Education Ltd.	2,040,680	4,078,963
Galaxy Resources Ltd.(a)(b)	2,091,467	1,845,176
Genworth Mortgage Insurance Australia Ltd.	1,227,458	2,868,027
Goodman Group	6,924,055	70,679,335
GPT Group (The)	6,961,582	29,797,267
GrainCorp Ltd., Class A(b)	993,013	5,872,447
GUD Holdings Ltd.	460,034	3,015,417
GWA Group Ltd.	1,161,210	2,865,304
Harvey Norman Holdings Ltd.	2,703,259	8,179,543
Healius Ltd.	2,665,450	5,382,884
HT&E Ltd.	1,287,246	1,552,660
IDP Education Ltd.	227,305	3,011,198
Iluka Resources Ltd.	1,723,107	11,425,210
Incitec Pivot Ltd.	6,664,128	15,984,515
Independence Group NL	2,492,246	9,241,662
Insurance Australia Group Ltd.	9,190,157	54,665,159
InvoCare Ltd.(b)	538,779	5,804,256
IOOF Holdings Ltd.	1,490,741	5,990,287
IPH Ltd.	941,519	5,412,177
IRESS Ltd.	883,942	8,529,601
James Hardie Industries PLC	1,828,968	25,073,663
JB Hi-Fi Ltd.(b)	524,543	10,878,779
Jupiter Mines Ltd.	6,167,978	1,721,768
Lendlease Group	2,300,180	23,067,562
Link Administration Holdings Ltd.	2,307,074	8,093,869
Lynas Corp. Ltd.(a)(b)	2,932,477	5,275,359
Macquarie Group Ltd.	1,300,299	115,425,631
Magellan Financial Group Ltd.	540,398	23,048,408
Mayne Pharma Group Ltd.(a)	8,283,005	3,025,803
McMillan Shakespeare Ltd.	379,396	3,624,373
Medibank Pvt Ltd.	11,199,549	27,866,641
Megaport Ltd.(a)	476,980	2,390,075
Metcash Ltd.(b)	4,221,378	8,205,031
Mineral Resources Ltd.	783,134	8,674,188
Mirvac Group	14,679,631	32,579,761
Monadelphous Group Ltd.	492,917	6,431,337
Mount Gibson Iron Ltd.	2,421,054	1,460,123
National Australia Bank Ltd.	11,083,241	217,791,478
New Hope Corp. Ltd.	1,491,326	2,580,021
Newcrest Mining Ltd.	3,142,107	77,055,528
NEXTDC Ltd.(a)(b)	1,740,687	8,254,409
NIB Holdings Ltd.	2,085,163	11,483,220
Nine Entertainment Co. Holdings Ltd.	7,584,582	10,559,902
Northern Star Resources Ltd.	2,660,211	23,854,497
Nufarm Ltd./Australia(b)	1,323,987	4,453,284
Oil Search Ltd.	5,499,389	26,950,134
oOh!media Ltd.	1,315,557	4,053,163
Orica Ltd.	1,539,252	23,149,486
Origin Energy Ltd.	7,257,240	39,716,308
Orocobre Ltd.(a)(b)	1,173,120	2,304,434
Orora Ltd.	4,939,018	11,506,260
OZ Minerals Ltd.	1,517,767	10,764,587

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Pact Group Holdings Ltd.	1,082,750	$2,097,063
Pendal Group Ltd.	1,262,294	6,777,583
Perpetual Ltd.	217,347	5,918,853
Pilbara Minerals Ltd.(a)(b)	7,606,049	2,463,961
Platinum Asset Management Ltd.	1,311,738	4,357,837
Premier Investments Ltd.	472,242	5,129,768
QBE Insurance Group Ltd.	5,433,780	46,777,971
Qube Holdings Ltd.	5,997,736	13,063,252
Ramsay Health Care Ltd.	579,611	29,075,391
REA Group Ltd.	219,649	14,865,290
Regis Resources Ltd.	2,547,731	9,781,054
Reliance Worldwide Corp. Ltd.	3,411,635	8,653,410
Resolute Mining Ltd.(b)(c)	4,774,274	5,840,938
Rio Tinto Ltd.	1,484,230	101,175,273
Sandfire Resources NL	816,127	3,791,356
Santos Ltd.	7,376,106	36,757,193
Saracen Mineral Holdings Ltd.(a)(b)	3,643,484	10,522,230
Scentre Group	20,840,198	57,312,800
Seek Ltd.	1,399,495	20,169,832
Seven Group Holdings Ltd.	639,217	7,978,912
Seven West Media Ltd.(a)	4,396,150	1,318,071
Shopping Centres Australasia Property Group	4,266,741	7,175,679
Sims Metal Management Ltd.	770,381	5,793,049
Sonic Healthcare Ltd.	1,817,424	35,124,581
South32 Ltd.	20,435,085	44,226,542
Southern Cross Media Group Ltd.	4,293,731	3,965,669
Spark Infrastructure Group	7,088,869	11,579,830
SpeedCast International Ltd.	1,327,945	1,725,315
St. Barbara Ltd.	3,612,050	9,211,543
Star Entertainment Grp Ltd. (The)	3,220,056	9,188,416
Steadfast Group Ltd.	3,999,462	10,475,194
Stockland	9,254,656	29,150,994
Suncorp Group Ltd.	5,143,817	47,898,040
Super Retail Group Ltd.	686,463	4,258,303
Sydney Airport	4,355,380	25,096,272
Syrah Resources Ltd.(a)(b)	2,449,281	1,451,824
Tabcorp Holdings Ltd.	8,337,621	25,802,713
Technology One Ltd.	1,511,990	7,982,788
Telstra Corp. Ltd.	16,614,616	45,462,959
TPG Telecom Ltd.	1,614,308	7,766,381
Transurban Group	10,896,272	116,784,503
Treasury Wine Estates Ltd.	2,926,599	35,703,712
Vicinity Centres	12,817,783	23,058,461
Virtus Health Ltd.	779,845	2,752,043
Viva Energy Group Ltd.(d)	4,871,607	8,058,614
Vocus Group Ltd.(a)	2,960,700	6,591,341
Washington H Soul Pattinson & Co. Ltd.	543,700	8,510,466
Webjet Ltd.	596,633	5,580,383
Wesfarmers Ltd.	4,498,894	121,522,840
Western Areas Ltd.	1,729,607	2,622,690
Westpac Banking Corp.	13,734,751	271,220,370
Whitehaven Coal Ltd.	3,413,681	8,705,657
WiseTech Global Ltd.	484,396	10,663,809
Woodside Petroleum Ltd.	3,745,838	89,589,137
Woolworths Group Ltd.	5,242,881	128,718,450
WorleyParsons Ltd.	1,469,252	16,354,818
		4,959,605,265

Austria — 0.4%
ams AG(a)	323,855	17,167,586
ANDRITZ AG	273,813	9,865,377

Security	Shares	Value

Austria (continued)
AT&S Austria Technologie & Systemtechnik AG	35,381	$577,504
BAWAG Group AG(d)	184,046	7,364,709
CA Immobilien Anlagen AG	331,852	11,749,589
DO & CO AG	29,482	2,626,020
Erste Group Bank AG	1,226,576	44,302,316
EVN AG	136,689	2,188,485
IMMOFINANZ AG	385,911	10,389,498
Lenzing AG	62,911	6,454,655
Oesterreichische Post AG(b)	147,068	4,945,113
OMV AG	606,648	30,604,265
Raiffeisen Bank International AG	589,230	13,921,350
S IMMO AG	265,401	5,904,038
S&T AG(b)	275,250	6,515,410
Schoeller-Bleckmann Oilfield Equipment AG	69,755	5,607,428
Semperit AG Holding(a)(b)	51,844	729,620
Telekom Austria AG	671,703	5,010,756
UNIQA Insurance Group AG	605,909	5,464,414
Verbund AG	280,668	15,812,282
Vienna Insurance Group AG Wiener
Versicherung Gruppe	184,547	4,767,010
voestalpine AG	397,258	10,633,060
Wienerberger AG	488,018	11,247,534
		233,848,019

Belgium — 1.2%
Ackermans & van Haaren NV	84,144	12,347,803
Aedifica SA	112,513	11,888,308
Ageas	728,926	39,499,892
AGFA-Gevaert NV(a)	879,855	3,575,651
Anheuser-Busch InBev SA/NV	3,035,808	307,822,785
Barco NV	50,872	10,693,797
Befimmo SA	97,393	5,541,148
Bekaert SA	186,405	5,308,957
Cie. d’Entreprises CFE	34,090	3,021,282
Cofinimmo SA	75,097	9,983,390
Colruyt SA	223,210	11,722,781
D’ieteren SA/NV	125,013	5,894,673
Elia System Operator SA/NV	166,484	12,752,991
Euronav NV	837,067	7,092,445
Fagron	272,224	4,549,443
Galapagos NV(a)(b)	187,221	32,914,542
Gimv NV	120,328	7,113,975
Groupe Bruxelles Lambert SA	301,101	28,656,810
Ion Beam Applications(a)(b)	97,622	1,887,985
KBC Ancora	214,482	9,256,051
KBC Group NV	992,334	64,391,500
Kinepolis Group NV	73,654	4,387,340
Melexis NV(b)	97,874	6,767,216
Ontex Group NV(b)	328,257	5,456,635
Orange Belgium SA	166,886	3,836,994
Proximus SADP	580,559	16,683,436
Sofina SA	62,110	12,115,651
Solvay SA	294,199	30,417,324
Telenet Group Holding NV	191,934	9,509,618
Tessenderlo Group SA(a)	141,169	4,455,983
UCB SA	515,137	40,504,342
Umicore SA	815,382	25,819,144
Warehouses De Pauw CVA	84,192	14,154,642
		770,024,534

16	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Denmark — 1.7%
ALK-Abello A/S(a)	29,982	$6,826,436
Alm Brand A/S	414,868	3,742,482
Ambu A/S, Series B(b)	673,778	9,923,850
AP Moller — Maersk A/S, Class A	15,040	16,202,426
AP Moller — Maersk A/S, Class B, NVS	25,907	29,311,551
Bang & Olufsen A/S(a)(b)	205,453	1,331,363
Bavarian Nordic A/S(a)(b)	162,395	4,480,806
Carlsberg A/S, Class B	423,420	58,184,619
Chr Hansen Holding A/S	426,750	37,567,668
Coloplast A/S, Class B	470,953	55,348,819
D/S Norden A/S	148,717	2,244,065
Danske Bank A/S	2,698,194	40,332,200
Demant A/S(a)(b)	434,697	12,921,033
Dfds A/S	157,024	5,829,882
Drilling Co. of 1972 A/S (The)(a)	86,091	5,861,220
DSV A/S	726,411	69,861,271
FLSmidth & Co. A/S	181,340	7,487,053
Genmab A/S(a)	251,502	46,950,490
GN Store Nord A/S	557,994	26,715,555
H Lundbeck A/S	276,646	10,782,621
ISS A/S	654,123	18,467,967
Jyske Bank A/S, Registered(a)	285,608	9,168,721
Matas A/S	212,547	2,205,762
Netcompany Group A/S(a)(d)	141,556	5,593,305
Nilfisk Holding A/S(a)	113,341	2,910,144
NNIT A/S(d)	60,891	951,500
Novo Nordisk A/S, Class B	6,874,395	332,103,804
Novozymes A/S, Class B	867,198	40,511,005
Orsted A/S(d)	762,075	70,018,655
Pandora A/S	415,513	16,096,006
Per Aarsleff Holding A/S	106,521	3,526,002
Ringkjoebing Landbobank A/S	138,139	9,474,766
Rockwool International A/S, Class B	36,776	9,053,279
Royal Unibrew A/S	215,478	16,173,742
Scandinavian Tobacco Group A/S(d)	311,464	3,301,960
Schouw & Co. A/S	58,548	4,391,111
SimCorp A/S	184,308	16,777,383
Spar Nord Bank A/S	425,755	3,770,861
Sydbank A/S	319,059	5,585,132
Topdanmark A/S	176,847	9,139,462
Tryg A/S	450,983	13,865,744
Vestas Wind Systems A/S	790,775	65,415,963
		1,110,407,684

Finland — 1.1%
Adapteo OYJ(a)	191,326	2,253,675
Cargotec OYJ, Class B	189,134	5,668,861
Caverion OYJ(b)	405,510	2,708,968
Citycon OYJ(b)	341,360	3,502,346
Cramo OYJ	191,326	1,670,095
DNA OYJ	277,883	6,478,728
Elisa OYJ	563,021	26,629,329
Finnair OYJ	254,427	1,804,487
Fortum OYJ	1,812,016	41,963,962
Huhtamaki OYJ	420,921	16,102,929
Kemira OYJ	494,363	7,353,660
Kesko OYJ, Class B	253,753	15,493,865
Kone OYJ, Class B	1,337,221	76,825,256
Konecranes OYJ	276,246	8,181,421
Metsa Board OYJ	1,015,059	5,106,092
Metso OYJ	416,151	16,175,284

Security	Shares	Value

Finland (continued)
Neste OYJ	1,730,027	$57,767,088
Nokia OYJ	22,671,162	123,168,663
Nokian Renkaat OYJ	461,456	13,342,996
Nordea Bank Abp	12,022,974	77,703,819
Oriola OYJ, Class B	574,763	1,305,480
Orion OYJ, Class B	431,632	14,902,754
Outokumpu OYJ(b)	1,437,313	4,176,793
Outotec OYJ(a)	805,433	5,090,060
Sampo OYJ, Class A	1,703,889	71,464,119
Sanoma OYJ	345,528	3,443,162
Stora Enso OYJ, Class R	2,328,654	27,055,063
Tieto OYJ	268,774	6,906,757
UPM-Kymmene OYJ	2,176,598	59,252,710
Uponor OYJ	282,257	2,991,802
Valmet OYJ	557,061	10,922,278
Wartsila OYJ Abp	1,741,193	22,071,461
YIT OYJ(b)	761,117	4,254,086
		743,738,049

France — 10.0%
ABC arbitrage	376,833	2,643,264
Accor SA	734,262	32,946,344
Aeroports de Paris	121,893	21,130,925
Air France-KLM(a)	778,992	8,173,713
Air Liquide SA	1,692,003	235,484,468
Airbus SE	2,338,571	333,438,070
Albioma SA	214,928	5,767,149
ALD SA(d)	467,658	7,029,319
Alstom SA	607,964	26,426,448
Alten SA	135,572	16,921,028
Altran Technologies SA	967,038	15,407,575
Amundi SA(d)	240,425	16,703,802
APERAM SA	226,012	5,677,037
Arkema SA	264,974	24,103,297
Assystem SA	48,585	2,071,820
Atos SE	393,146	31,980,456
AXA SA	7,649,351	195,034,391
BioMerieux	172,395	14,693,355
BNP Paribas SA	4,457,847	209,354,770
Boiron SA	35,196	1,577,286
Bollore SA	3,708,322	16,069,464
Bonduelle SCA	84,412	2,509,381
Bouygues SA	884,707	31,895,354
Bureau Veritas SA	1,074,617	27,028,445
Capgemini SE	643,555	82,580,542
Carrefour SA	2,343,287	45,409,910
Casino Guichard Perrachon SA(b)	229,918	8,550,088
Cellectis SA(a)	178,103	2,682,997
CGG SA(a)	2,870,449	6,388,719
Cie. de Saint-Gobain	1,956,325	75,702,361
Cie. Generale des Etablissements Michelin SCA	681,525	76,222,442
Cie. Plastic Omnium SA	289,655	7,698,118
CNP Assurances	651,567	13,566,000
Coface SA(a)	489,497	6,104,065
Covivio	157,362	16,180,349
Credit Agricole SA	4,544,563	54,545,888
Danone SA	2,430,324	212,144,298
Dassault Aviation SA	10,616	14,656,616
Dassault Systemes SE	526,546	80,903,355
Derichebourg SA	572,960	2,138,353
Edenred	999,627	50,574,014

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Eiffage SA	301,522	$29,999,450
Electricite de France SA	2,378,081	29,694,570
Elior Group SA(b)(d)	456,422	6,011,771
Elis SA	812,620	15,182,056
Engie SA	7,228,423	112,029,893
Eramet	45,068	2,190,300
EssilorLuxottica SA	1,138,467	155,467,325
Etablissements Maurel et Prom	181,725	590,811
Eurazeo SE	180,710	12,202,930
Eurofins Scientific SE(b)	48,503	20,845,246
Europcar Mobility Group(b)(d)	570,513	3,601,635
Eutelsat Communications SA	683,265	13,176,140
Faurecia SE	317,183	15,185,514
FFP	26,973	2,759,916
Fnac Darty SA(a)	85,492	6,039,601
Gaztransport Et Technigaz SA	109,422	10,008,370
Gecina SA	185,640	28,647,446
Genfit(a)(b)	224,925	4,034,451
Getlink SE	1,837,964	26,705,372
Guerbet	28,468	1,651,375
Hermes International	126,061	89,350,813
ICADE	115,076	10,057,859
Iliad SA	106,521	11,124,723
Imerys SA	170,006	7,162,531
Ingenico Group SA	251,212	24,054,147
Innate Pharma SA(a)(b)	258,090	1,797,420
Ipsen SA	154,980	17,893,922
IPSOS	181,653	5,005,747
JCDecaux SA	306,046	8,900,430
Kering SA	302,844	158,309,033
Klepierre SA	806,835	25,009,504
Korian SA	246,150	9,789,543
Lagardere SCA	240,781	5,495,753
Legrand SA	1,041,970	74,085,848
LISI	83,410	2,433,159
L’Oreal SA	1,001,074	269,732,125
LVMH Moet Hennessy Louis Vuitton SE	1,108,341	463,130,187
Maisons du Monde SA(d)	216,565	4,383,624
Mercialys SA	274,874	3,127,776
Mersen SA	100,376	3,626,567
Metropole Television SA	184,159	3,219,169
Natixis SA	3,911,772	15,862,243
Neopost SA	162,157	3,285,929
Nexans SA	147,269	5,019,099
Nexity SA	191,971	9,289,161
Orange SA	7,823,126	116,935,330
Orpea	185,410	23,389,137
Pernod Ricard SA	841,302	148,983,002
Peugeot SA	2,367,568	56,306,021
Publicis Groupe SA	842,268	41,928,188
Remy Cointreau SA	93,573	13,950,259
Renault SA	765,489	43,075,003
Rexel SA	1,021,776	11,507,281
Rubis SCA	349,898	19,829,436
Safran SA	1,308,756	189,213,346
Sanofi	4,484,452	376,770,860
Sartorius Stedim Biotech	114,091	18,381,081
Schneider Electric SE	2,164,157	188,139,374
SCOR SE	659,026	27,295,849
SEB SA	91,218	14,726,504

Security	Shares	Value

France (continued)
SES SA	1,461,034	$24,335,655
Societe BIC SA(b)	110,621	7,747,103
Societe Generale SA	3,067,346	75,834,123
Sodexo SA	356,737	41,168,836
SOITEC(a)	106,392	11,211,939
Solocal Group(a)(b)	2,886,696	2,402,500
Solutions 30 SE(a)(b)	329,329	3,404,576
Sopra Steria Group	76,693	9,956,470
SPIE SA	516,653	9,658,302
STMicroelectronics NV	2,836,368	52,786,162
Suez	1,336,481	19,761,140
Tarkett SA(b)	151,998	2,560,519
Technicolor SA, Registered(a)(b)	1,977,553	1,690,988
Teleperformance	239,152	50,485,130
Television Francaise 1(b)	291,540	2,937,635
Thales SA	438,309	49,801,741
TOTAL SA	9,436,929	494,200,251
Trigano SA	46,320	4,695,692
Ubisoft Entertainment SA(a)	348,606	29,017,185
Unibail-Rodamco-Westfield	550,187	74,121,947
Valeo SA(b)	965,169	30,519,178
Veolia Environnement SA	2,136,092	54,344,711
Vicat SA	75,143	3,409,316
Vinci SA	1,988,764	206,460,341
Virbac SA(a)	22,880	4,274,636
Vivendi SA	3,646,932	102,243,220
Wendel SA	105,012	14,615,042
Worldline SA/France(a)(d)	343,707	24,797,877
		6,466,158,646

Germany — 7.7%
1&1 Drillisch AG(b)	232,232	7,058,881
Aareal Bank AG	228,002	6,569,829
adidas AG	722,888	233,048,177
ADO Properties SA(d)	153,291	6,646,052
ADVA Optical Networking SE(a)	310,956	2,437,377
AIXTRON SE(a)(b)	532,478	6,059,038
Allianz SE, Registered	1,679,085	393,341,295
alstria office REIT AG	596,585	9,697,869
Aroundtown SA	3,645,680	29,355,406
AURELIUS Equity Opportunities SE & Co KGaA(b)	129,338	5,264,819
Aurubis AG(b)	152,914	6,735,265
Axel Springer SE(b)	181,733	12,636,225
BASF SE	3,624,867	244,294,605
Bayer AG, Registered	3,738,560	244,547,570
Bayerische Motoren Werke AG	1,285,173	95,627,803
BayWa AG(b)	60,298	1,584,404
Bechtle AG	131,425	14,764,552
Beiersdorf AG	397,384	46,456,962
Bertrandt AG	30,121	2,035,679
Bilfinger SE(b)	140,660	4,178,376
Borussia Dortmund GmbH & Co. KGaA	346,834	3,490,931
Brenntag AG	608,392	30,069,054
CANCOM SE	174,758	9,903,894
Carl Zeiss Meditec AG, Bearer	162,168	17,956,475
CECONOMY AG(a)	841,496	5,409,784
Cewe Stiftung & Co. KGaA	37,288	3,474,927
comdirect bank AG	121,341	1,264,546
Commerzbank AG	4,164,634	28,577,230
CompuGroup Medical SE	125,626	9,784,044
Continental AG	443,524	61,845,956

18	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Covestro AG(d)	695,072	$31,814,741
CTS Eventim AG & Co. KGaA	266,664	13,431,920
Daimler AG, Registered	3,608,303	188,399,899
Delivery Hero SE(a)(d)	470,803	22,844,285
Deutsche Bank AG, Registered(b)	7,768,737	60,893,958
Deutsche Beteiligungs AG	85,645	3,013,285
Deutsche Boerse AG	760,929	107,003,655
Deutsche EuroShop AG(b)	235,248	6,401,449
Deutsche Lufthansa AG, Registered	896,787	14,353,185
Deutsche Pfandbriefbank AG(d)	631,319	7,247,006
Deutsche Post AG, Registered	3,916,291	128,675,330
Deutsche Telekom AG, Registered	13,176,223	218,295,606
Deutsche Wohnen SE	1,444,284	53,419,935
Deutz AG	641,800	4,494,708
DIC Asset AG	271,375	3,087,961
Duerr AG	231,932	7,005,862
E.ON SE	8,777,532	88,483,855
Evonik Industries AG	675,557	19,526,204
Evotec SE(a)	548,689	15,724,829
Fraport AG Frankfurt Airport Services Worldwide	146,663	12,364,663
Freenet AG	514,408	10,166,166
Fresenius Medical Care AG & Co. KGaA	871,709	61,048,262
Fresenius SE & Co. KGaA	1,674,338	84,896,011
GEA Group AG	626,255	15,793,215
Gerresheimer AG(b)	126,987	10,024,359
Grand City Properties SA	512,617	11,666,082
GRENKE AG(b)	114,651	9,956,887
Hamborner REIT AG	416,325	4,162,091
Hamburger Hafen und Logistik AG	136,009	3,461,744
Hannover Rueck SE	227,098	35,828,967
HeidelbergCement AG	602,094	43,989,766
Heidelberger Druckmaschinen AG(a)(b)	1,253,696	1,380,510
HelloFresh SE(a)	443,162	4,297,657
Henkel AG & Co. KGaA	420,663	39,834,536
HOCHTIEF AG	91,915	10,520,361
HUGO BOSS AG	241,045	15,340,569
Hypoport AG(a)	19,515	5,214,719
Indus Holding AG	88,571	3,545,207
Infineon Technologies AG	5,022,319	95,173,267
Innogy SE	511,111	21,596,239
Innogy SE, New(d)	19,805	959,434
Isra Vision AG	86,324	3,796,468
Jenoptik AG	261,157	7,414,690
K+S AG, Registered(b)	760,757	12,476,703
KION Group AG	265,383	14,363,155
Kloeckner & Co. SE(b)	324,607	1,626,378
Knorr-Bremse AG	192,589	19,663,098
Koenig & Bauer AG(b)	74,938	3,043,744
Krones AG	71,528	4,133,278
KWS Saat SE & Co. KGaA	41,319	2,898,288
LANXESS AG	335,409	20,218,275
LEG Immobilien AG	257,128	29,974,171
Merck KGaA	512,667	52,765,059
METRO AG(b)	713,600	11,123,309
MLP SE	430,924	2,159,058
MorphoSys AG(a)	135,167	16,449,093
MTU Aero Engines AG	212,878	53,684,648
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	580,028	140,655,902
Nemetschek SE	267,927	15,198,887

Security	Shares	Value

Germany (continued)
Nordex SE(a)	308,965	$3,667,057
Norma Group SE	144,773	5,229,011
OSRAM Licht AG(b)	383,650	14,694,160
PATRIZIA AG	241,496	4,716,183
Pfeiffer Vacuum Technology AG(b)	33,200	4,653,877
ProSiebenSat.1 Media SE	921,992	12,041,381
Puma SE	344,720	24,276,056
QIAGEN NV(a)	947,007	36,355,621
Rational AG	14,108	9,676,032
Rheinmetall AG	184,830	21,278,653
RHOEN-KLINIKUM AG	155,439	4,153,578
Rocket Internet SE(a)(b)(d)	387,930	11,022,628
RTL Group SA	165,546	8,213,249
RWE AG	2,236,279	60,902,282
SAF-Holland SA	268,891	2,796,239
Salzgitter AG	179,587	3,969,050
SAP SE	3,930,320	488,888,660
Scout24 AG(d)	451,495	25,260,395
SGL Carbon SE(a)(b)	296,833	2,030,884
Siemens AG, Registered	3,048,134	335,951,439
Siemens Healthineers AG(d)	583,183	24,553,878
Siltronic AG	101,121	7,959,979
Sixt SE	59,330	6,120,274
SMA Solar Technology AG(a)(b)	64,988	1,586,079
Software AG	216,945	6,190,837
Stabilus SA	112,533	5,207,228
STRATEC SE(b)	30,205	1,994,273
Stroeer SE & Co. KGaA	138,145	10,989,768
Suedzucker AG(b)	318,512	4,971,929
Symrise AG	516,755	48,122,684
TAG Immobilien AG	570,646	13,571,228
Takkt AG	152,174	2,094,161
Telefonica Deutschland Holding AG	3,035,557	7,709,297
thyssenkrupp AG(b)	1,651,988	21,501,686
TLG Immobilien AG	484,418	14,319,766
TUI AG(b)	1,730,050	17,319,714
Uniper SE	805,765	25,075,023
United Internet AG, Registered(e)	490,211	14,774,828
Volkswagen AG	133,724	23,033,015
Vonovia SE	1,999,565	98,536,711
Vossloh AG	51,962	2,053,834
Wacker Neuson SE	166,943	3,403,358
Wirecard AG	472,555	79,763,222
XING SE	17,923	6,904,591
Zalando SE(a)(b)(d)	509,686	23,652,745
zooplus AG(a)(b)	29,780	3,899,268
		5,006,185,425

Hong Kong — 3.6%
AIA Group Ltd.	48,438,400	500,602,532
ASM Pacific Technology Ltd.	1,301,900	15,342,592
Bank of East Asia Ltd. (The)	5,202,000	15,085,195
BeiGene Ltd., ADR(a)(b)	148,835	20,440,999
BOC Hong Kong Holdings Ltd.	14,996,000	57,662,924
Brightoil Petroleum Holdings Ltd.(a)(b)(c)	6,240,000	701,491
Cafe de Coral Holdings Ltd.	1,338,000	4,461,197
Champion REIT	8,804,000	6,545,725
Chow Sang Sang Holdings International Ltd.	73,000	99,971
CITIC Telecom International Holdings Ltd.	9,535,000	3,946,576
CK Asset Holdings Ltd.	10,459,516	79,302,530
CK Hutchison Holdings Ltd.	10,771,516	101,345,464

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
CK Infrastructure Holdings Ltd.	2,745,000	$21,338,194
CLP Holdings Ltd.	6,623,000	72,127,997
Dah Sing Banking Group Ltd.	2,437,600	4,253,710
Dah Sing Financial Holdings Ltd.	709,200	3,193,615
Dairy Farm International Holdings Ltd.	1,429,000	10,717,500
Far East Consortium International Ltd./HK	5,425,000	2,585,016
First Pacific Co. Ltd.	11,372,250	4,779,660
Galaxy Entertainment Group Ltd.	8,800,000	60,705,937
Giordano International Ltd.	6,420,000	2,214,387
Guotai Junan International Holdings Ltd.(b)	19,045,000	3,041,205
Haitong International Securities Group Ltd.(b)	13,679,000	4,054,124
Hang Lung Group Ltd.	3,749,000	9,674,344
Hang Lung Properties Ltd.	8,349,000	19,752,869
Hang Seng Bank Ltd.	3,075,000	73,419,116
Health and Happiness H&H International Holdings Ltd.(b)	1,020,500	5,990,365
Henderson Land Development Co. Ltd.	6,040,570	31,445,628
HK Electric Investments & HK Electric Investments Ltd.	11,444,500	11,608,392
HKBN Ltd.	3,662,500	6,634,506
HKT Trust & HKT Ltd.	15,891,200	25,416,501
Hong Kong & China Gas Co. Ltd.	41,282,521	91,447,120
Hong Kong Exchanges & Clearing Ltd.	4,764,600	161,662,484
Hongkong Land Holdings Ltd.	4,954,300	30,320,316
Hsin Chong Group Holdings Ltd.(a)(c)	7,490,000	172,230
Hutchison Telecommunications Hong Kong Holdings Ltd.(b)	9,844,000	2,137,840
Hysan Development Co. Ltd.	2,357,000	11,276,287
Jardine Matheson Holdings Ltd.	885,200	53,899,828
Jardine Strategic Holdings Ltd.	910,600	31,415,700
Johnson Electric Holdings Ltd.	1,356,750	2,454,244
Kerry Logistics Network Ltd.	2,457,000	4,224,788
Kerry Properties Ltd.	2,790,000	10,549,956
Langham Hospitality Investments and Langham Hospitality Investments Ltd.	2,965,500	1,072,109
Lifestyle International Holdings Ltd.	2,524,500	3,463,653
Link REIT	8,503,000	99,282,592
Luk Fook Holdings International Ltd.	1,321,000	3,999,502
Macau Legend Development Ltd.(a)	9,785,750	1,400,125
Man Wah Holdings Ltd.	7,811,600	3,792,087
Melco International Development Ltd.	3,513,000	8,670,417
Melco Resorts & Entertainment Ltd., ADR	926,386	20,815,893
MGM China Holdings Ltd.	4,392,400	7,272,130
Minth Group Ltd.(b)	3,104,000	8,842,627
MTR Corp. Ltd.	6,243,500	41,116,062
New World Development Co. Ltd.	24,694,000	35,016,211
NewOcean Energy Holdings Ltd.(a)	2,540,000	538,637
NWS Holdings Ltd.	6,573,166	12,259,766
Pacific Basin Shipping Ltd.	20,935,000	4,332,541
Pacific Textiles Holdings Ltd.	3,485,000	2,751,351
PCCW Ltd.	19,354,000	11,051,799
Power Assets Holdings Ltd.	5,608,500	40,230,110
Prosperity REIT	7,127,000	2,968,104
Regina Miracle International Holdings Ltd.(d)	956,000	714,445
Sa Sa International Holdings Ltd.(b)	5,854,000	1,652,722
Sands China Ltd.	9,900,800	48,189,231
Shangri-La Asia Ltd.	5,866,000	7,171,479
Shun Tak Holdings Ltd.	6,892,000	2,562,082
Sino Land Co. Ltd.	13,570,000	22,120,007
SITC International Holdings Co. Ltd.	5,994,000	6,615,843

Security	Shares	Value

Hong Kong (continued)
SJM Holdings Ltd.	8,756,000	$9,619,643
SmarTone Telecommunications Holdings Ltd.	1,440,500	1,328,634
Sun Hung Kai Properties Ltd.	6,328,500	102,592,860
Sunlight REIT	1,795,000	1,318,521
Swire Pacific Ltd., Class A	2,043,500	23,416,491
Swire Properties Ltd.	4,850,800	17,629,921
Techtronic Industries Co. Ltd.	5,759,500	43,299,809
Television Broadcasts Ltd.	1,286,200	2,073,589
Texwinca Holdings Ltd.	1,624,000	481,314
Town Health International Medical Group Ltd.(b)(c)	4,701,000	2,943
United Laboratories International Holdings Ltd. (The)(b)	3,982,000	2,197,555
Value Partners Group Ltd.(b)	6,385,000	3,841,816
Vitasoy International Holdings Ltd.(b)	2,958,000	14,000,422
VTech Holdings Ltd.	741,400	6,530,427
WH Group Ltd.(d)	38,576,000	37,994,987
Wharf Holdings Ltd. (The)	4,523,000	11,059,188
Wharf Real Estate Investment Co. Ltd.	4,916,000	31,212,100
Wheelock & Co. Ltd.	3,357,000	21,270,992
Wynn Macau Ltd.	6,708,800	15,306,681
Xinyi Glass Holdings Ltd.	8,560,000	8,693,519
Yue Yuen Industrial Holdings Ltd.	3,071,000	8,611,307
		2,338,435,299

Ireland — 0.5%
AIB Group PLC	3,144,991	10,855,060
Bank of Ireland Group PLC	3,713,196	16,537,086
C&C Group PLC	1,327,341	6,029,673
Cairn Homes PLC(a)	2,811,706	3,343,430
CRH PLC	3,257,476	108,806,190
Dalata Hotel Group PLC	782,723	4,052,399
Flutter Entertainment PLC	328,653	26,192,709
Glanbia PLC	772,779	10,152,861
Grafton Group PLC	961,577	8,559,722
Green REIT PLC	2,743,149	5,473,165
Hibernia REIT PLC	2,870,050	4,825,225
Kerry Group PLC, Class A	607,791	71,325,693
Kingspan Group PLC	613,560	30,262,994
Origin Enterprises PLC	470,863	2,592,460
Smurfit Kappa Group PLC	914,376	29,035,243
UDG Healthcare PLC	1,172,384	11,484,208
		349,528,118

Israel — 0.7%
Airport City Ltd.(a)	381,036	7,053,228
Alony Hetz Properties & Investments Ltd.	687,296	9,432,164
Azrieli Group Ltd.	185,601	13,120,354
Bank Hapoalim BM	4,666,094	35,613,843
Bank Leumi Le-Israel BM	6,378,890	46,826,076
Bezeq The Israeli Telecommunication Corp. Ltd.	8,328,054	5,715,728
Caesarstone Ltd.	134,532	1,892,865
Cellcom Israel Ltd.(a)(b)	279,583	805,913
Check Point Software Technologies Ltd.(a)(b)	507,065	56,765,927
Clal Insurance Enterprises Holdings Ltd.(a)	158,728	2,587,290
CyberArk Software Ltd.(a)(b)	182,445	25,337,962
Delek Automotive Systems Ltd.	196,859	839,363
Delek Group Ltd.	25,745	3,960,883
Elbit Systems Ltd.	107,432	17,351,824
First International Bank of Israel Ltd.	359,924	9,353,969
Gazit-Globe Ltd.	475,540	4,302,693

20	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Israel (continued)
Harel Insurance Investments & Financial Services Ltd.	778,820	$6,138,088
Israel Chemicals Ltd.	2,957,702	16,104,163
Israel Corp. Ltd. (The)(a)	20,797	5,126,545
Israel Discount Bank Ltd., Class A	5,432,588	23,707,081
Ituran Location and Control Ltd.	124,849	3,643,094
Kornit Digital Ltd.(a)(b)	205,537	6,412,754
Melisron Ltd.	92,972	4,929,226
Migdal Insurance & Financial Holding Ltd.	2,117,916	2,604,318
Mizrahi Tefahot Bank Ltd.(a)(b)	657,844	15,896,313
Nice Ltd.(a)	275,548	42,464,130
Oil Refineries Ltd.(a)	9,637,377	5,217,065
Partner Communications Co. Ltd.(a)	546,388	2,246,864
Paz Oil Co. Ltd.	47,027	6,718,719
Radware Ltd.(a)(b)	227,729	6,007,491
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	52,907	2,809,583
Shikun & Binui Ltd.	1,135,171	3,931,174
Shufersal Ltd.	843,104	6,254,144
Strauss Group Ltd.	274,776	8,360,595
Teva Pharmaceutical Industries Ltd., ADR(a)	4,355,458	34,538,782
Tower Semiconductor Ltd.(a)	452,418	9,017,571
Wix.com Ltd.(a)	202,484	30,072,924

		483,160,706

Italy — 2.4%
A2A SpA	6,093,888	10,720,195
ACEA SpA	289,906	5,474,370
Amplifon SpA	482,277	11,963,627
Anima Holding SpA(d)	1,734,912	6,443,986
Assicurazioni Generali SpA	4,319,611	80,991,203
ASTM SpA	207,743	7,230,469
Atlantia SpA	1,983,310	51,363,125
Autogrill SpA	560,171	5,950,043
Azimut Holding SpA(b)	547,059	10,324,166
Banca Generali SpA	310,098	9,101,134
Banca IFIS SpA	123,880	1,769,616
Banca Mediolanum SpA	1,253,500	9,022,855
Banca Popolare di Sondrio SCPA	2,237,818	4,686,673
Banco BPM SpA(a)(b)	6,233,636	11,715,613
Bio On SpA(a)(b)	36,271	854,124
BPER Banca(b)	1,927,408	7,229,792
Brunello Cucinelli SpA(b)	151,139	4,819,486
Buzzi Unicem SpA	438,214	8,977,496
Cerved Group SpA	913,847	7,269,873
CIR-Compagnie Industriali Riunite SpA(b)	1,722,822	1,922,026
CNH Industrial NV	4,054,214	41,411,077
Credito Emiliano SpA	405,635	2,048,160
Credito Valtellinese SpA(a)	30,450,035	1,813,814
Danieli & C Officine Meccaniche SpA	71,625	1,258,412
Davide Campari-Milano SpA	2,380,884	22,320,373
De’ Longhi SpA	296,264	5,996,860
DiaSorin SpA	97,317	11,377,036
Enav SpA(d)	1,074,946	5,965,074
Enel SpA	31,988,816	220,785,693
Eni SpA	9,908,393	156,698,563
ERG SpA	281,116	5,464,884
Ferrari NV	489,756	79,422,103
Fiat Chrysler Automobiles NV	4,353,136	58,335,851
FinecoBank Banca Fineco SpA	2,444,233	24,470,905
Freni Brembo SpA(b)	746,327	7,703,002

Security	Shares	Value

Italy (continued)
Geox SpA(b)	595,208	$841,635
Hera SpA	3,346,611	12,557,011
IMA Industria Macchine Automatiche SpA(b)	82,804	6,545,771
Infrastrutture Wireless Italiane SpA(d)	1,080,472	11,043,515
Interpump Group SpA	332,039	9,419,756
Intesa Sanpaolo SpA	59,431,155	129,720,911
Iren SpA	2,922,366	7,685,385
Italgas SpA	2,124,440	13,525,077
Juventus Football Club SpA(a)(b)	2,027,932	3,494,099
Leonardo SpA	1,326,259	16,302,287
Maire Tecnimont SpA(b)	903,565	2,199,180
MARR SpA(b)	190,331	4,132,333
Mediaset SpA(a)(b)	1,755,814	5,182,501
Mediobanca Banca di Credito Finanziario SpA	2,610,409	26,314,806
Moncler SpA	775,830	32,107,778
Piaggio & C SpA	1,113,727	3,367,903
Pirelli & C SpA(d)	1,625,168	9,669,763
Poste Italiane SpA(d)	2,152,137	23,147,184
Prysmian SpA	960,372	19,963,419
Recordati SpA	441,301	19,914,190
Reply SpA	111,987	7,562,224
Saipem SpA(a)(b)	2,478,995	12,398,425
Salini Impregilo SpA(a)(b)	1,097,401	2,126,012
Salvatore Ferragamo SpA	284,240	6,005,070
Saras SpA	2,572,400	4,267,523
Snam SpA	8,109,261	40,079,062
Societa Cattolica di Assicurazioni SC	744,848	6,356,689
Societa Iniziative Autostradali e Servizi SpA(b)	359,777	6,881,889
Technogym SpA(d)	523,015	5,677,667
Telecom Italia SpA/Milano(a)	36,406,894	20,697,389
Tenaris SA	1,870,991	23,716,787
Terna Rete Elettrica Nazionale SpA	5,486,457	33,621,844
Tod’s SpA(b)	53,479	2,679,458
UniCredit SpA	7,986,097	94,750,153
Unione di Banche Italiane SpA(b)	4,100,200	10,614,001
Unipol Gruppo SpA	2,060,208	10,636,513

		1,548,106,889

Japan — 24.8%
77 Bank Ltd. (The)	306,600	4,391,094
ABC-Mart Inc.	143,800	9,138,568
Acom Co. Ltd.	2,105,300	7,484,649
Activia Properties Inc.	2,388	10,986,010
Adastria Co. Ltd.	142,600	2,806,688
ADEKA Corp.	439,200	6,472,208
Advance Residence Investment Corp.	4,842	15,051,117
Advantest Corp.	818,000	32,170,021
Aeon Co. Ltd.	2,647,900	46,141,624
Aeon Delight Co. Ltd.	106,800	3,201,787
AEON Financial Service Co. Ltd.	523,200	8,500,344
Aeon Mall Co. Ltd.	464,100	7,168,277
AEON REIT Investment Corp.	7,535	9,806,083
AGC Inc./Japan	740,500	22,847,571
Ai Holdings Corp.	164,600	2,589,333
Aica Kogyo Co. Ltd.	238,400	6,938,466
Aichi Steel Corp.	38,300	1,202,883
Aida Engineering Ltd.	296,400	2,369,562
Aiful Corp.(a)	2,171,000	4,458,973
Ain Holdings Inc.	117,900	6,493,594
Air Water Inc.	652,400	10,737,636
Aisin Seiki Co. Ltd.	649,900	21,219,392

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Ajinomoto Co. Inc.	1,780,100	$32,085,247
Alfresa Holdings Corp.	801,900	19,505,576
Alps Alpine Co. Ltd.	839,376	15,461,681
Amada Holdings Co. Ltd.	1,401,400	15,591,906
Amano Corp.	281,200	8,533,769
ANA Holdings Inc.	387,600	13,072,910
Anritsu Corp.(b)	621,500	11,574,239
AOKI Holdings Inc.	123,800	1,221,182
Aoyama Trading Co. Ltd.	217,500	4,076,560
Aozora Bank Ltd.	477,200	10,979,006
Arcs Co. Ltd.	171,500	3,593,484
Ariake Japan Co. Ltd.	87,300	5,451,476
Asahi Diamond Industrial Co. Ltd.	332,000	2,060,953
Asahi Group Holdings Ltd.	1,466,200	63,941,580
Asahi Holdings Inc.	170,600	3,560,484
Asahi Intecc Co. Ltd.	814,400	21,527,313
Asahi Kasei Corp.	5,060,900	51,879,178
Asics Corp.	692,400	7,486,784
ASKUL Corp.	121,700	3,055,530
Astellas Pharma Inc.	7,590,400	108,604,065
Atom Corp.(b)	598,800	5,509,567
Autobacs Seven Co. Ltd.	384,300	6,279,053
Avex Inc.	198,600	2,562,640
Awa Bank Ltd. (The)	156,100	3,561,222
Azbil Corp.	536,100	12,911,826
Bandai Namco Holdings Inc.(b)	817,300	44,412,342
Bando Chemical Industries Ltd.	57,300	498,192
Bank of Iwate Ltd. (The)	20,000	494,957
Bank of Kyoto Ltd. (The)	256,400	10,000,958
Bank of Nagoya Ltd. (The)	23,200	723,297
Bank of Okinawa Ltd. (The)	44,800	1,384,333
Bank of Saga Ltd. (The)	16,700	233,792
Bank of the Ryukyus Ltd.	165,200	1,720,849
Benefit One Inc.	192,800	3,325,944
Benesse Holdings Inc.	316,200	7,452,506
Bic Camera Inc.	497,000	4,934,525
BML Inc.	113,600	3,138,844
Bridgestone Corp.	2,268,100	85,647,801
Broadleaf Co. Ltd.	579,800	3,075,890
Brother Industries Ltd.	958,700	17,174,041
Calbee Inc.	352,400	10,029,160
Canon Electronics Inc.	94,000	1,547,981
Canon Inc.	3,958,800	108,308,684
Canon Marketing Japan Inc.	256,500	4,951,637
Capcom Co. Ltd.	386,900	8,167,394
Casio Computer Co. Ltd.	796,200	9,137,142
Cawachi Ltd.	96,800	1,810,737
Central Glass Co. Ltd.	174,600	4,000,965
Central Japan Railway Co.	578,000	116,691,319
Chiba Bank Ltd. (The)	2,621,200	13,036,592
Chiyoda Co. Ltd.	54,700	813,132
Chofu Seisakusho Co. Ltd.	23,500	478,982
Chubu Electric Power Co. Inc.	2,594,400	36,774,410
Chugai Pharmaceutical Co. Ltd.	922,700	66,286,530
Chugoku Bank Ltd. (The)	860,900	7,540,556
Chugoku Electric Power Co. Inc. (The)	1,093,700	13,689,508
Citizen Watch Co. Ltd.	1,368,800	6,870,790
CKD Corp.	301,500	3,360,028
Coca-Cola Bottlers Japan Holdings Inc.	521,750	12,941,034
cocokara fine Inc.	88,400	4,689,698

Security	Shares	Value

Japan (continued)
COLOPL Inc.(b)	320,400	$1,980,091
Colowide Co. Ltd.(b)	274,200	5,379,194
Comforia Residential REIT Inc.	3,263	9,782,238
COMSYS Holdings Corp.	477,400	12,131,214
Concordia Financial Group Ltd.	4,601,900	16,318,043
Cosel Co. Ltd.(b)	120,200	1,202,277
Cosmo Energy Holdings Co. Ltd.	258,200	5,367,326
Cosmos Pharmaceutical Corp.(b)	46,300	8,601,160
Create SD Holdings Co. Ltd.	139,700	3,157,484
Credit Saison Co. Ltd.	655,100	8,030,745
CyberAgent Inc.	410,200	16,698,909
Dai Nippon Printing Co. Ltd.	1,074,000	22,691,743
Daibiru Corp.	167,300	1,562,443
Daicel Corp.	1,103,400	9,410,531
Daido Steel Co. Ltd.	113,300	4,341,036
Daifuku Co. Ltd.	420,200	23,259,516
Daihen Corp.	102,900	2,876,367
Dai-ichi Life Holdings Inc.	4,378,900	64,811,350
Daiichi Sankyo Co. Ltd.	2,286,800	139,998,707
Daiichikosho Co. Ltd.	178,600	7,426,931
Daikin Industries Ltd.	993,600	124,320,111
Daikyonishikawa Corp.	184,500	1,532,756
Daio Paper Corp.(b)	334,400	4,022,348
Daiseki Co. Ltd.	194,100	4,640,880
Daishi Hokuetsu Financial Group Inc.	146,500	3,919,710
Daito Trust Construction Co. Ltd.	289,900	37,580,866
Daiwa House Industry Co. Ltd.	2,279,300	65,308,794
Daiwa House REIT Investment Corp.	7,982	19,592,015
Daiwa Office Investment Corp.	1,376	10,201,980
Daiwa Securities Group Inc.	6,389,900	27,748,909
Daiwabo Holdings Co. Ltd.	76,900	3,760,893
DCM Holdings Co. Ltd.	579,900	5,511,921
DeNA Co. Ltd.	483,600	9,286,723
Denka Co. Ltd.	353,300	10,266,281
Denso Corp.	1,719,500	73,451,909
Dentsu Inc.	871,000	29,040,018
Descente Ltd.	136,300	2,126,569
DIC Corp.	337,800	9,193,636
Digital Garage Inc.	187,700	6,526,065
Dip Corp.(b)	172,300	3,573,747
Disco Corp.	110,300	20,551,407
DMG Mori Co. Ltd.	563,300	8,264,673
Doshisha Co. Ltd.	67,100	1,050,610
Doutor Nichires Holdings Co. Ltd.	184,500	3,412,167
Dowa Holdings Co. Ltd.	208,900	6,657,094
DTS Corp.	217,000	4,776,698
Duskin Co. Ltd.	226,900	6,052,060
Earth Corp.	66,300	2,854,732
East Japan Railway Co.	1,205,400	111,075,542
Ebara Corp.	395,600	10,733,941
EDION Corp.(b)	408,800	3,904,449
Eisai Co. Ltd.	1,009,300	54,901,458
Eizo Corp.	94,000	3,476,030
Electric Power Development Co. Ltd.	579,000	13,049,164
en-japan Inc.	154,900	6,434,253
Enplas Corp.	50,200	1,615,924
EPS Holdings Inc.	147,000	2,284,034
Euglena Co. Ltd.(a)(b)	565,000	5,599,263
Exedy Corp.	147,000	3,023,265
Ezaki Glico Co. Ltd.	205,500	8,971,402

22	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
FamilyMart UNY Holdings Co. Ltd.	1,028,800	$22,077,863
Fancl Corp.	345,400	8,754,693
FANUC Corp.	774,400	139,295,713
Fast Retailing Co. Ltd.	235,100	141,936,956
FCC Co. Ltd.	191,100	3,759,517
Financial Products Group Co. Ltd.	407,800	3,628,227
Foster Electric Co. Ltd.	123,400	2,175,341
FP Corp.	107,100	6,648,437
France Bed Holdings Co. Ltd.	77,500	711,651
Frontier Real Estate Investment Corp.	1,929	8,332,498
Fuji Co. Ltd./Ehime	62,800	1,068,309
Fuji Corp./Aichi	322,200	4,329,632
Fuji Electric Co. Ltd.	477,000	14,783,376
Fuji Kyuko Co. Ltd.(b)	102,000	3,940,962
Fuji Oil Holdings Inc.	228,800	7,080,525
Fuji Seal International Inc.	207,800	6,143,569
Fuji Soft Inc.	130,700	5,934,617
FUJIFILM Holdings Corp.	1,452,600	69,315,410
Fujikura Ltd.	1,149,100	4,254,554
Fujimi Inc.	102,500	2,139,213
Fujitec Co. Ltd.	266,700	3,348,028
Fujitsu General Ltd.	291,200	4,701,576
Fujitsu Ltd.	798,400	62,820,458
Fujiya Co. Ltd.	54,300	967,723
Fukuoka Financial Group Inc.	688,280	12,691,103
Fukuoka REIT Corp.	3,541	5,873,673
Fukuyama Transporting Co. Ltd.	118,500	4,507,529
Furukawa Co. Ltd.	144,000	1,897,895
Furukawa Electric Co. Ltd.	300,600	8,145,201
Futaba Corp.	143,600	1,925,688
Fuyo General Lease Co. Ltd.	79,900	4,783,329
Geo Holdings Corp.	169,700	2,250,684
Global One Real Estate Investment Corp.	5,144	6,557,031
Glory Ltd.	237,600	6,326,517
GLP J-REIT	14,106	15,772,216
GMO Internet Inc.	318,900	5,233,984
GMO Payment Gateway Inc.	169,400	12,434,888
Goldcrest Co. Ltd.	71,500	1,299,282
Goldwin Inc.(b)	43,900	6,097,278
Gree Inc.	682,900	3,239,176
GS Yuasa Corp.	324,400	6,116,019
GungHo Online Entertainment Inc.(b)	188,730	5,009,623
Gunma Bank Ltd. (The)	1,917,000	6,638,655
Gunze Ltd.	75,700	3,388,460
H2O Retailing Corp.	431,300	4,909,848
Hachijuni Bank Ltd. (The)	1,940,300	7,344,815
Hakuhodo DY Holdings Inc.	955,300	15,115,868
Hamamatsu Photonics KK	588,600	22,036,924
Hankyu Hanshin Holdings Inc.	910,300	32,152,894
Hankyu Hanshin REIT Inc.	2,903	4,144,278
Hanwa Co. Ltd.	172,400	4,744,473
Harmonic Drive Systems Inc.(b)	172,700	6,616,919
Haseko Corp.	1,150,400	12,566,193
Hazama Ando Corp.	892,800	6,200,057
Heiwa Corp.	272,000	5,624,131
Heiwa Real Estate Co. Ltd.	163,400	3,461,386
Heiwa Real Estate REIT Inc.	4,164	5,104,567
Heiwado Co. Ltd.	158,900	2,928,472
Hibiya Engineering Ltd.	30,000	544,877
Hikari Tsushin Inc.	82,300	18,275,413

Security	Shares	Value

Japan (continued)
Hino Motors Ltd.	984,600	$7,952,974
Hirata Corp.(b)	48,700	3,018,660
Hirose Electric Co. Ltd.	116,645	12,322,525
Hiroshima Bank Ltd. (The)	1,363,900	6,544,710
HIS Co. Ltd.	160,500	3,948,381
Hisamitsu Pharmaceutical Co. Inc.	233,400	9,469,279
Hitachi Capital Corp.	278,900	5,766,802
Hitachi Chemical Co. Ltd.	419,500	11,583,339
Hitachi Construction Machinery Co. Ltd.	426,100	10,132,997
Hitachi High-Technologies Corp.	282,400	14,435,367
Hitachi Ltd.	3,861,700	138,427,229
Hitachi Metals Ltd.	854,900	9,086,388
Hitachi Transport System Ltd.	190,600	5,986,148
Hitachi Zosen Corp.	953,500	3,442,524
Hogy Medical Co. Ltd.	121,200	3,387,907
Hokkaido Electric Power Co. Inc.	814,300	4,634,929
Hokkoku Bank Ltd. (The)	65,700	1,833,488
Hokuetsu Corp.	735,400	3,677,847
Hokuhoku Financial Group Inc.	642,900	6,471,929
Hokuriku Electric Power Co.(a)	729,800	5,256,308
Hokuto Corp.	104,400	1,788,478
Honda Motor Co. Ltd.	6,439,100	160,747,691
Horiba Ltd.	155,400	8,444,485
Hoshino Resorts REIT Inc.	1,491	7,731,365
Hoshizaki Corp.	212,000	15,073,820
Hosiden Corp.	292,700	3,288,915
House Foods Group Inc.	274,200	10,152,282
Hoya Corp.	1,543,400	119,477,568
Hulic Co. Ltd.	1,232,700	10,649,529
Hulic Reit Inc.	5,866	10,492,076
Hyakugo Bank Ltd. (The)	954,200	2,812,286
Hyakujushi Bank Ltd. (The)	56,100	1,121,742
Ibiden Co. Ltd.	480,200	8,646,475
IBJ Leasing Co. Ltd.	137,300	3,468,698
Ichibanya Co. Ltd.	78,200	3,702,031
Ichigo Inc.	1,411,700	5,161,823
Ichigo Office REIT Investment	7,225	6,887,290
Idec Corp./Japan	144,700	2,632,121
Idemitsu Kosan Co. Ltd.	828,928	23,056,528
IHI Corp.	580,000	13,921,068
Iida Group Holdings Co. Ltd.	600,200	9,917,189
Iino Kaiun Kaisha Ltd.	551,300	1,858,400
Inaba Denki Sangyo Co. Ltd.	97,600	4,521,557
Inabata & Co. Ltd.	127,700	1,673,655
Industrial & Infrastructure Fund Investment Corp.	7,356	9,647,657
Infomart Corp.	449,600	6,145,120
Inpex Corp.	4,081,600	36,137,620
Internet Initiative Japan Inc.	123,400	2,329,910
Invesco Office J-Reit Inc.	51,980	9,258,975
Invincible Investment Corp.	27,494	15,826,618
Iriso Electronics Co. Ltd.(b)	103,900	4,784,711
Iseki & Co. Ltd.	72,400	954,886
Isetan Mitsukoshi Holdings Ltd.	1,344,900	10,751,768
Ishihara Sangyo Kaisha Ltd.	178,100	1,919,199
Istyle Inc.(a)(b)	284,100	2,163,948
Isuzu Motors Ltd.	2,183,600	24,365,014
Ito En Ltd.(b)	228,500	10,049,160
ITOCHU Corp.	5,403,300	103,611,979
Itochu Enex Co. Ltd.	157,100	1,279,083
Itochu Techno-Solutions Corp.	415,700	10,762,447

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Itoham Yonekyu Holdings Inc.	699,700	$4,620,630
Iwatani Corp.	156,800	5,206,208
Iyo Bank Ltd. (The)	1,298,500	6,338,522
Izumi Co. Ltd.	153,900	5,811,559
J Front Retailing Co. Ltd.	952,900	11,277,702
J Trust Co. Ltd.(b)	346,800	1,523,588
Jaccs Co. Ltd.	120,700	2,413,444
Jafco Co. Ltd.	147,900	5,537,311
Japan Airlines Co. Ltd.	390,500	12,325,522
Japan Airport Terminal Co. Ltd.	230,100	9,600,304
Japan Aviation Electronics Industry Ltd.	221,900	3,118,760
Japan Excellent Inc.	6,012	8,970,242
Japan Exchange Group Inc.	2,067,700	30,527,498
Japan Hotel REIT Investment Corp.	19,151	16,015,757
Japan Lifeline Co. Ltd.	275,600	4,909,145
Japan Logistics Fund Inc.	3,951	9,508,600
Japan Petroleum Exploration Co. Ltd.	168,400	3,702,241
Japan Post Bank Co. Ltd.	1,407,100	13,711,368
Japan Post Holdings Co. Ltd.	6,180,500	60,794,603
Japan Prime Realty Investment Corp.	3,287	14,576,933
Japan Real Estate Investment Corp.	5,136	32,213,825
Japan Rental Housing Investments Inc.	8,891	7,484,572
Japan Retail Fund Investment Corp.	10,685	21,532,379
Japan Securities Finance Co. Ltd.	694,100	3,548,013
Japan Steel Works Ltd. (The)	307,300	5,397,385
Japan Tobacco Inc.	4,773,500	106,373,320
JFE Holdings Inc.	1,937,800	25,834,359
JGC Corp.	844,800	11,087,635
JINS Holdings Inc.	65,400	3,463,504
J-Oil Mills Inc.	26,300	947,115
Joyful Honda Co. Ltd.	211,000	2,398,103
JSP Corp.	56,100	981,201
JSR Corp.	747,400	12,452,651
JTEKT Corp.	856,300	10,236,955
Juroku Bank Ltd. (The)	115,300	2,363,876
JVC Kenwood Corp.	1,063,300	2,399,341
JXTG Holdings Inc.	12,922,750	61,260,322
Kadokawa Dwango(a)	292,200	3,738,115
Kagome Co. Ltd.	399,200	9,320,488
Kajima Corp.	1,848,700	23,973,931
Kakaku.com Inc.	583,500	12,231,600
Kaken Pharmaceutical Co. Ltd.	174,000	8,509,694
Kamigumi Co. Ltd.	472,000	10,911,536
Kanamoto Co. Ltd.	149,400	3,870,709
Kandenko Co. Ltd.	462,400	4,062,902
Kaneka Corp.	220,300	8,247,935
Kanematsu Corp.	395,600	4,576,317
Kansai Electric Power Co. Inc. (The)	2,825,600	35,028,852
Kansai Mirai Financial Group Inc.	266,357	1,803,107
Kansai Paint Co. Ltd.	721,000	14,317,071
Kanto Denka Kogyo Co. Ltd.	294,600	2,032,286
Kao Corp.	1,965,100	144,412,000
Kappa Create Co. Ltd.(b)	128,100	1,644,682
Kato Sangyo Co. Ltd.	95,100	2,829,132
Kawasaki Heavy Industries Ltd.	564,500	12,374,027
Kawasaki Kisen Kaisha Ltd.(a)(b)	382,300	4,922,454
KDDI Corp.	7,095,600	186,482,105
Keihan Holdings Co. Ltd.	398,400	16,255,234
Keihin Corp.	208,400	2,911,746
Keikyu Corp.	899,400	15,208,827

Security	Shares	Value

Japan (continued)
Keio Corp.	428,700	$26,691,338
Keisei Electric Railway Co. Ltd.	576,700	21,325,816
Keiyo Bank Ltd. (The)	437,600	2,676,181
Kenedix Inc.	1,186,300	6,063,979
Kenedix Office Investment Corp.	1,766	12,719,429
Kenedix Residential Next Investment Corp.	4,653	8,253,906
Kenedix Retail REIT Corp.	3,045	7,300,147
Kewpie Corp.	422,000	9,615,731
KEY Coffee Inc.	59,900	1,175,656
Keyence Corp.	365,000	212,226,111
KH Neochem Co. Ltd.	158,600	3,977,599
Kikkoman Corp.	588,800	26,979,323
Kinden Corp.	620,300	9,460,896
Kintetsu Group Holdings Co. Ltd.	701,100	33,448,750
Kintetsu World Express Inc.	168,400	2,279,972
Kirin Holdings Co. Ltd.	3,297,100	71,969,855
Kisoji Co. Ltd.	109,500	2,632,236
Kissei Pharmaceutical Co. Ltd.	128,400	3,197,731
Kitz Corp.	326,200	2,235,255
Kiyo Bank Ltd. (The)	249,500	3,263,090
Koa Corp.	150,900	1,841,515
Kobayashi Pharmaceutical Co. Ltd.	193,800	13,922,542
Kobe Steel Ltd.	1,257,300	8,152,330
Koei Tecmo Holdings Co. Ltd.	239,320	4,633,209
Kohnan Shoji Co. Ltd.	153,100	3,356,003
Koito Manufacturing Co. Ltd.	427,300	21,606,051
Kokuyo Co. Ltd.	418,000	5,670,863
Komatsu Ltd.	3,697,700	83,285,520
Komeda Holdings Co. Ltd.	184,700	3,436,279
Komeri Co. Ltd.	127,000	2,629,482
Komori Corp.	246,800	2,514,030
Konami Holdings Corp.	373,400	15,957,412
Konica Minolta Inc.	1,884,000	15,790,375
Konishi Co. Ltd.	78,700	1,129,308
Kose Corp.	135,500	23,225,006
Kotobuki Spirits Co. Ltd.	107,500	6,396,040
K’s Holdings Corp.	787,800	7,226,791
Kubota Corp.	4,200,000	65,470,873
Kumagai Gumi Co. Ltd.	171,100	4,601,538
Kumiai Chemical Industry Co. Ltd.(b)	438,627	3,623,748
Kurabo Industries Ltd.	64,000	1,241,980
Kuraray Co. Ltd.	1,283,800	15,324,014
Kureha Corp.	90,800	6,063,090
Kurita Water Industries Ltd.	416,900	10,628,406
Kusuri no Aoki Holdings Co. Ltd.(b)	78,800	5,261,801
KYB Corp.(a)	100,300	2,868,354
Kyocera Corp.	1,281,900	78,986,056
Kyoei Steel Ltd.	78,300	1,334,868
Kyokuto Kaihatsu Kogyo Co. Ltd.	104,500	1,297,407
KYORIN Holdings Inc.	238,200	4,030,149
Kyoritsu Maintenance Co. Ltd.	145,400	6,314,170
Kyowa Exeo Corp.	427,400	10,341,053
Kyowa Kirin Co. Ltd.	1,025,600	17,031,147
Kyudenko Corp.	193,600	6,035,791
Kyushu Electric Power Co. Inc.	1,442,200	14,385,472
Kyushu Financial Group Inc.	1,900,400	7,246,287
Kyushu Railway Co.	634,300	18,168,759
LaSalle Logiport REIT	6,768	8,496,232
Lasertec Corp.	172,000	8,348,515
Lawson Inc.	195,700	9,823,302

24	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Leopalace21 Corp.(a)(b)	1,169,100	$2,455,029
Lifull Co. Ltd.	380,200	1,778,877
LINE Corp.(a)(b)	302,500	9,681,672
Lintec Corp.	229,400	4,861,611
Lion Corp.	897,300	17,743,524
LIXIL Group Corp.	1,044,200	18,176,726
M3 Inc.	1,720,500	35,115,155
Mabuchi Motor Co. Ltd.	215,100	7,488,630
Macnica Fuji Electronics Holdings Inc.	230,200	3,218,454
Maeda Corp.	646,100	4,879,595
Maeda Road Construction Co. Ltd.	347,700	7,423,151
Makino Milling Machine Co. Ltd.	123,200	5,202,597
Makita Corp.	887,300	29,379,171
Mandom Corp.	215,800	5,098,107
Mani Inc.	120,300	8,719,880
Mars Group Holdings Corp.	12,600	236,740
Marubeni Corp.	6,223,900	40,699,691
Marudai Food Co. Ltd.	47,400	889,719
Maruha Nichiro Corp.	196,400	5,779,397
Marui Group Co. Ltd.	808,700	17,592,903
Maruichi Steel Tube Ltd.	234,400	6,204,611
Maruwa Co. Ltd./Aichi(b)	48,900	3,058,080
Matsui Securities Co. Ltd.	644,200	5,381,436
Matsumotokiyoshi Holdings Co. Ltd.	323,700	10,911,738
Matsuya Co. Ltd.(b)	146,600	1,090,977
Maxell Holdings Ltd.	271,800	3,499,668
Mazda Motor Corp.	2,241,200	22,272,667
McDonald’s Holdings Co. Japan Ltd.(b)	280,900	12,664,108
MCUBS MidCity Investment Corp.	9,495	9,479,696
Mebuki Financial Group Inc.	4,524,610	11,209,948
Medipal Holdings Corp.	715,600	15,317,102
Megachips Corp.(b)	92,600	1,396,143
Megmilk Snow Brand Co. Ltd.	224,200	4,831,941
Meidensha Corp.	180,200	2,806,523
MEIJI Holdings Co. Ltd.	477,900	33,319,853
Meitec Corp.	135,500	7,051,117
Melco Holdings Inc.	30,300	794,233
Menicon Co. Ltd.	136,000	5,041,676
Mercari Inc.(a)	332,300	8,970,493
Micronics Japan Co. Ltd.(b)	185,400	1,791,247
Milbon Co. Ltd.	121,000	5,951,094
MINEBEA MITSUMI Inc.	1,547,059	26,801,916
Miraca Holdings Inc.	237,800	5,416,343
Mirait Holdings Corp.(b)	380,100	5,660,803
Misawa Homes Co. Ltd.	82,100	805,310
MISUMI Group Inc.	1,158,600	26,399,967
Mitsubishi Chemical Holdings Corp.	5,144,500	36,796,857
Mitsubishi Corp.	5,392,600	145,847,294
Mitsubishi Electric Corp.	7,277,400	96,015,432
Mitsubishi Estate Co. Ltd.	4,723,900	87,538,446
Mitsubishi Gas Chemical Co. Inc.	695,700	9,342,211
Mitsubishi Heavy Industries Ltd.	1,283,800	53,302,974
Mitsubishi Logistics Corp.	294,200	7,866,107
Mitsubishi Materials Corp.	416,200	11,519,051
Mitsubishi Motors Corp.	2,643,100	11,733,587
Mitsubishi Pencil Co. Ltd.	157,300	2,452,764
Mitsubishi Shokuhin Co. Ltd.	27,500	693,990
Mitsubishi Tanabe Pharma Corp.	973,500	11,091,131
Mitsubishi UFJ Financial Group Inc.	48,848,200	235,839,065
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,783,660	9,544,614

Security	Shares	Value

Japan (continued)
Mitsui & Co. Ltd.	6,578,500	$107,788,639
Mitsui Chemicals Inc.	711,400	16,432,799
Mitsui E&S Holdings Co. Ltd.(a)	342,800	3,034,131
Mitsui Fudosan Co. Ltd.	3,545,700	80,711,007
Mitsui Fudosan Logistics Park Inc.	1,837	6,657,697
Mitsui Mining & Smelting Co. Ltd.	259,800	6,058,610
Mitsui OSK Lines Ltd.	460,800	11,403,819
Mitsui Sugar Co. Ltd.	94,800	2,032,645
Mitsui-Soko Holdings Co. Ltd.	105,400	1,504,674
Miura Co. Ltd.	377,700	10,540,465
Mixi Inc.	223,300	4,249,024
Miyazaki Bank Ltd. (The)	26,700	647,243
Mizuho Financial Group Inc.	94,980,000	135,067,115
Mochida Pharmaceutical Co. Ltd.	141,200	5,962,717
Modec Inc.	102,000	2,730,021
Monex Group Inc.(b)	867,200	2,595,809
MonotaRO Co. Ltd.	536,400	11,837,112
Mori Hills REIT Investment Corp.	7,107	10,492,766
Mori Trust Sogo REIT Inc.	4,574	7,629,301
Morinaga & Co. Ltd./Japan	190,500	9,000,829
Morinaga Milk Industry Co. Ltd.	177,300	6,931,969
Morita Holdings Corp.	73,600	1,218,137
MOS Food Services Inc.	130,400	2,922,065
MS&AD Insurance Group Holdings Inc.	1,898,900	62,629,159
Murata Manufacturing Co. Ltd.	2,304,300	102,783,559
Musashi Seimitsu Industry Co. Ltd.	243,500	3,204,803
Musashino Bank Ltd. (The)	87,800	1,707,076
Nabtesco Corp.	463,500	12,640,327
Nachi-Fujikoshi Corp.	97,200	4,135,980
Nagaileben Co. Ltd.	36,600	768,912
Nagase & Co. Ltd.	471,000	6,919,134
Nagoya Railroad Co. Ltd.	742,800	20,558,268
Nakanishi Inc.	283,100	5,204,399
Nankai Electric Railway Co. Ltd.	423,300	10,202,865
Nanto Bank Ltd. (The)	126,100	2,722,343
NEC Corp.	1,035,700	42,734,847
NEC Networks & System Integration Corp.	144,100	3,757,284
NET One Systems Co. Ltd.	376,700	10,068,463
Nexon Co. Ltd.(a)	1,998,800	31,885,071
NGK Insulators Ltd.	1,059,900	15,931,446
NGK Spark Plug Co. Ltd.	633,900	12,178,820
NH Foods Ltd.	359,600	13,430,145
NHK Spring Co. Ltd.	893,500	7,036,081
Nichias Corp.	268,000	4,837,946
Nichicon Corp.	302,400	2,509,440
Nichiha Corp.	126,800	3,334,230
NichiiGakkan Co. Ltd.	189,500	3,019,434
Nichi-Iko Pharmaceutical Co. Ltd.	298,900	3,443,923
Nichirei Corp.	434,200	10,125,668
Nidec Corp.	898,400	121,758,747
Nifco Inc./Japan	372,100	9,246,381
Nihon Kohden Corp.	339,600	9,377,120
Nihon M&A Center Inc.	569,200	15,475,739
Nihon Parkerizing Co. Ltd.	412,800	4,634,614
Nihon Unisys Ltd.	313,900	10,422,376
Nikkiso Co. Ltd.	265,000	3,429,196
Nikkon Holdings Co. Ltd.	230,400	5,426,045
Nikon Corp.	1,240,500	16,886,567
Nintendo Co. Ltd.	456,700	168,672,991
Nippo Corp.	245,500	4,712,153

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nippon Accommodations Fund Inc.	1,765	$10,420,124
Nippon Building Fund Inc.	5,546	39,025,043
Nippon Chemi-Con Corp.(b)	82,100	1,272,616
Nippon Denko Co. Ltd.	749,700	1,298,122
Nippon Electric Glass Co. Ltd.	348,300	7,875,446
Nippon Express Co. Ltd.	297,400	16,872,982
Nippon Flour Mills Co. Ltd.	255,900	4,065,646
Nippon Gas Co. Ltd.	159,100	4,498,614
Nippon Kayaku Co. Ltd.	703,500	8,319,539
Nippon Light Metal Holdings Co. Ltd.	2,748,900	5,063,597
Nippon Paint Holdings Co. Ltd.	606,400	26,557,053
Nippon Paper Industries Co. Ltd.	442,100	7,838,291
Nippon Prologis REIT Inc.	7,298	17,590,482
NIPPON REIT Investment Corp.	2,525	10,162,791
Nippon Road Co. Ltd. (The)	25,500	1,427,953
Nippon Seiki Co. Ltd.	104,200	1,834,956
Nippon Sharyo Ltd.(a)(b)	20,800	479,123
Nippon Sheet Glass Co. Ltd.	455,100	2,879,610
Nippon Shinyaku Co. Ltd.	181,400	13,182,095
Nippon Shokubai Co. Ltd.	115,800	7,583,127
Nippon Signal Co. Ltd.	233,200	2,607,458
Nippon Soda Co. Ltd.	112,000	2,838,812
Nippon Steel Corp.	3,080,808	48,705,567
Nippon Steel Trading Corp.	65,672	2,652,284
Nippon Suisan Kaisha Ltd.	1,352,700	8,584,023
Nippon Telegraph & Telephone Corp.	2,552,900	115,729,899
Nippon Thompson Co. Ltd.	378,600	1,753,956
Nippon Yusen KK	611,300	10,263,872
Nipro Corp.	623,500	6,965,743
Nishimatsu Construction Co. Ltd.	252,300	4,803,169
Nishimatsuya Chain Co. Ltd.	306,300	2,482,560
Nishi-Nippon Financial Holdings Inc.	686,400	4,874,183
Nishi-Nippon Railroad Co. Ltd.	282,300	5,998,306
Nissan Chemical Corp.	510,700	22,507,018
Nissan Motor Co. Ltd.	8,875,400	58,103,931
Nissan Shatai Co. Ltd.	240,000	2,022,565
Nissha Co. Ltd.	228,500	2,685,388
Nisshin Oillio Group Ltd. (The)	121,400	3,561,216
Nisshin Seifun Group Inc.	846,800	16,105,383
Nisshinbo Holdings Inc.	719,600	5,660,036
Nissin Electric Co. Ltd.	253,200	2,929,028
Nissin Foods Holdings Co. Ltd.	247,800	15,496,772
Nissin Kogyo Co. Ltd.	199,800	2,767,665
Nitori Holdings Co. Ltd.	329,100	44,647,875
Nitta Corp.	100,100	2,779,659
Nitto Boseki Co. Ltd.	106,500	2,413,967
Nitto Denko Corp.	649,800	32,258,089
Nitto Kogyo Corp.	93,200	1,794,041
Noevir Holdings Co. Ltd.	87,900	4,614,598
NOF Corp.	304,800	10,976,449
NOK Corp.	415,500	6,157,398
Nomura Co. Ltd.	383,700	5,240,867
Nomura Holdings Inc.	13,670,200	43,261,162
Nomura Real Estate Holdings Inc.	470,300	9,603,086
Nomura Real Estate Master Fund Inc.	15,282	24,335,784
Nomura Research Institute Ltd.	1,389,840	24,820,629
Noritake Co. Ltd./Nagoya Japan	58,200	2,286,189
Noritz Corp.	87,000	1,071,324
North Pacific Bank Ltd.	1,582,000	3,540,649
NS Solutions Corp.	167,500	5,692,609

Security	Shares	Value

Japan (continued)
NSD Co. Ltd.	216,000	$6,704,306
NSK Ltd.	1,429,500	12,204,895
NTN Corp.	1,798,700	5,036,194
NTT Data Corp.	2,509,000	33,160,626
NTT DOCOMO Inc.	5,302,300	127,704,485
Obara Group Inc.	58,500	2,044,739
Obayashi Corp.	2,610,800	24,911,709
OBIC Business Consultants Co. Ltd.	117,000	5,070,090
Obic Co. Ltd.	277,100	29,783,624
Odakyu Electric Railway Co. Ltd.	1,177,500	26,440,203
Ogaki Kyoritsu Bank Ltd. (The)	169,300	3,664,333
Ohsho Food Service Corp.	67,100	4,153,000
Oiles Corp.	87,400	1,249,319
Oita Bank Ltd. (The)	29,800	848,096
Oji Holdings Corp.	3,452,800	17,999,399
Okabe Co. Ltd.	158,900	1,230,807
Okamoto Industries Inc.	37,400	1,746,424
Okamura Corp.	296,900	2,920,462
Okasan Securities Group Inc.	758,000	2,729,708
Oki Electric Industry Co. Ltd.	469,500	6,326,304
Okinawa Electric Power Co. Inc. (The)	188,887	2,952,256
OKUMA Corp.	127,200	6,689,496
Okumura Corp.	186,200	5,333,475
Olympus Corp.	4,665,500	51,263,564
Omron Corp.	776,900	37,494,414
Ono Pharmaceutical Co. Ltd.	1,541,700	28,157,413
Onward Holdings Co. Ltd.	564,300	2,920,899
Open House Co. Ltd.	156,900	6,929,178
Oracle Corp. Japan	153,600	12,845,388
Orient Corp.(b)	4,311,600	5,082,982
Oriental Land Co. Ltd./Japan	805,300	107,101,377
ORIX Corp.	5,276,000	75,878,186
Orix JREIT Inc.	10,904	21,220,495
Osaka Gas Co. Ltd.	1,519,100	28,038,466
OSAKA Titanium Technologies Co. Ltd.	109,600	1,809,927
OSG Corp.	364,200	7,302,449
Otsuka Corp.	423,800	16,881,741
Otsuka Holdings Co. Ltd.	1,582,200	58,537,393
Outsourcing Inc.	503,500	6,093,475
Oyo Corp.	56,300	573,500
Pacific Metals Co. Ltd.(b)	92,500	1,779,714
Pack Corp. (The)	43,100	1,309,970
PAL GROUP Holdings Co. Ltd.	64,800	2,032,181
PALTAC Corp.	143,300	7,074,262
Pan Pacific International Holdings Corp.	474,700	30,429,767
Panasonic Corp.	8,854,300	75,409,360
Paramount Bed Holdings Co. Ltd.	89,300	3,433,825
Park24 Co. Ltd.	458,100	10,037,485
Penta-Ocean Construction Co. Ltd.	1,331,300	6,498,632
Pepper Food Service Co. Ltd.(b)	77,500	1,209,164
PeptiDream Inc.(a)(b)	396,900	22,335,335
Persol Holdings Co. Ltd.	736,600	18,025,754
Pigeon Corp.	478,500	17,716,509
Pilot Corp.	137,100	5,202,413
Piolax Inc.	100,400	1,813,349
Plenus Co. Ltd.	101,500	1,673,359
Pola Orbis Holdings Inc.	374,100	9,451,129
Premier Investment Corp.	6,904	9,328,269
Press Kogyo Co. Ltd.	566,900	2,589,753
Prima Meat Packers Ltd.	158,100	2,986,536

26	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Raito Kogyo Co. Ltd.	204,000	$2,711,232
Raiznext Corp.	157,800	1,691,726
Rakuten Inc.	3,511,100	36,089,225
Recruit Holdings Co. Ltd.	4,771,000	163,376,265
Relia Inc.	233,200	2,779,284
Relo Group Inc.	431,500	11,529,187
Renesas Electronics Corp.(a)	3,155,900	18,864,187
Rengo Co. Ltd.	790,000	6,046,420
Resona Holdings Inc.	8,499,800	34,789,879
Resorttrust Inc.	396,300	5,796,218
Ricoh Co. Ltd.	2,754,400	25,419,376
Ricoh Leasing Co. Ltd.	65,300	2,017,790
Riken Corp.	27,100	1,062,035
Ringer Hut Co. Ltd.(b)	153,500	3,617,836
Rinnai Corp.	142,200	9,652,443
Riso Kagaku Corp.	51,700	822,343
Rohm Co. Ltd.	385,600	27,239,714
Rohto Pharmaceutical Co. Ltd.	419,200	12,200,525
Round One Corp.	318,000	4,861,893
Royal Holdings Co. Ltd.	145,400	3,629,141
Ryobi Ltd.	105,200	1,963,023
Ryohin Keikaku Co. Ltd.	92,000	16,463,827
Ryosan Co. Ltd.	89,700	2,206,665
Ryoyo Electro Corp.	118,500	1,975,455
Saizeriya Co. Ltd.	156,400	3,684,745
Sakai Chemical Industry Co. Ltd.	72,000	1,669,777
Sakata Seed Corp.	183,700	5,997,849
San-A Co. Ltd.	92,200	3,727,912
SanBio Co. Ltd.(a)(b)	139,200	4,359,015
Sangetsu Corp.	237,400	4,327,097
San-in Godo Bank Ltd. (The)	668,700	4,058,700
Sanken Electric Co. Ltd.	129,500	2,742,072
Sankyo Co. Ltd.	208,000	7,203,131
Sankyo Tateyama Inc.	131,100	1,483,969
Sankyu Inc.	205,600	11,077,688
Sanrio Co. Ltd.	248,500	5,046,673
Santen Pharmaceutical Co. Ltd.	1,513,600	24,549,386
Sanwa Holdings Corp.	854,500	9,625,176
Sanyo Special Steel Co. Ltd.	84,700	1,170,939
Sapporo Holdings Ltd.	291,500	6,620,668
Sato Holdings Corp.	152,300	3,711,589
Sawai Pharmaceutical Co. Ltd.	177,100	9,852,029
SBI Holdings Inc./Japan	982,600	22,570,614
SCREEN Holdings Co. Ltd.	167,900	9,247,451
SCSK Corp.	205,800	9,856,413
Secom Co. Ltd.	856,600	67,462,921
Sega Sammy Holdings Inc.	718,800	9,294,913
Seibu Holdings Inc.	846,700	13,405,271
Seikagaku Corp.	158,600	1,752,890
Seiko Epson Corp.	1,128,400	16,732,434
Seiko Holdings Corp.	137,800	2,695,714
Seino Holdings Co. Ltd.	637,000	8,008,335
Seiren Co. Ltd.	202,700	2,811,570
Sekisui Chemical Co. Ltd.	1,515,000	22,618,605
Sekisui House Ltd.	2,478,500	41,899,947
Sekisui House Reit Inc.	15,646	12,162,306
Senko Group Holdings Co. Ltd.	581,300	4,577,587
Senshu Ikeda Holdings Inc.	1,432,700	2,639,097
Seria Co. Ltd.	189,600	4,468,675
Seven & i Holdings Co. Ltd.	3,006,500	103,230,320

Security	Shares	Value

Japan (continued)
Seven Bank Ltd.	2,768,300	$7,521,515
SG Holdings Co. Ltd.	574,800	15,283,883
Sharp Corp./Japan(b)	895,299	11,371,101
Shiga Bank Ltd. (The)	203,700	4,519,579
Shikoku Chemicals Corp.	76,200	806,390
Shikoku Electric Power Co. Inc.	669,900	6,336,517
Shima Seiki Manufacturing Ltd.	131,600	3,884,670
Shimachu Co. Ltd.	201,900	4,494,518
Shimadzu Corp.	903,000	21,939,802
Shimamura Co. Ltd.	96,400	6,854,322
Shimano Inc.	302,000	42,918,351
Shimizu Corp.	2,252,700	18,278,874
Shin-Etsu Chemical Co. Ltd.	1,457,200	149,712,788
Shinko Electric Industries Co. Ltd.	403,100	3,293,113
Shinmaywa Industries Ltd.	361,000	4,548,450
Shinsei Bank Ltd.	687,700	10,450,886
Shionogi & Co. Ltd.	1,119,700	62,463,946
Ship Healthcare Holdings Inc.	224,200	10,159,466
Shiseido Co. Ltd.	1,610,100	119,317,196
Shizuoka Bank Ltd. (The)	1,968,700	13,635,389
Shizuoka Gas Co. Ltd.	143,500	1,118,130
SHO-BOND Holdings Co. Ltd.	185,400	6,394,870
Shochiku Co. Ltd.(b)	46,600	5,141,773
Showa Corp.	281,900	3,824,441
Showa Denko KK	550,300	14,941,602
Showa Sangyo Co. Ltd.	37,400	1,057,499
Siix Corp.(b)	165,600	2,112,420
Sintokogio Ltd.	178,700	1,517,489
SKY Perfect JSAT Holdings Inc.	929,800	3,690,940
Skylark Holdings Co. Ltd.	802,200	14,082,369
SMC Corp./Japan	229,400	84,217,214
SMS Co. Ltd.	318,000	7,131,752
Softbank Corp.	6,656,700	90,063,940
SoftBank Group Corp.	6,625,200	343,418,150
Sohgo Security Services Co. Ltd.	293,500	14,326,963
Sojitz Corp.	5,144,000	16,203,067
Sompo Holdings Inc.	1,329,600	55,498,478
Sony Corp.	5,089,800	289,238,462
Sony Financial Holdings Inc.	676,600	16,520,070
Sotetsu Holdings Inc.	338,700	8,993,526
Square Enix Holdings Co. Ltd.	349,000	12,037,808
St. Marc Holdings Co. Ltd.	60,000	1,280,405
Stanley Electric Co. Ltd.	568,100	14,169,144
Star Micronics Co. Ltd.	199,000	2,635,616
Starts Corp. Inc.	120,600	2,872,407
Subaru Corp.	2,469,900	57,883,127
Sugi Holdings Co. Ltd.	176,100	8,531,301
SUMCO Corp.	972,500	12,987,566
Sumitomo Bakelite Co. Ltd.	178,400	6,120,562
Sumitomo Chemical Co. Ltd.	5,968,100	27,483,767
Sumitomo Corp.	4,648,300	69,505,089
Sumitomo Dainippon Pharma Co. Ltd.	637,600	11,785,984
Sumitomo Electric Industries Ltd.	3,021,300	37,677,552
Sumitomo Forestry Co. Ltd.	597,400	7,537,997
Sumitomo Heavy Industries Ltd.	442,700	14,413,488
Sumitomo Metal Mining Co. Ltd.	920,300	26,403,265
Sumitomo Mitsui Construction Co. Ltd.	857,140	4,586,676
Sumitomo Mitsui Financial Group Inc.	5,321,200	186,578,940
Sumitomo Mitsui Trust Holdings Inc.	1,347,100	46,328,081
Sumitomo Osaka Cement Co. Ltd.	168,500	6,471,517

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sumitomo Realty & Development Co. Ltd.	1,362,500	$49,907,092
Sumitomo Riko Co. Ltd.	91,100	713,194
Sumitomo Rubber Industries Ltd.	723,000	7,944,177
Sumitomo Warehouse Co. Ltd. (The)	305,300	3,967,564
Sundrug Co. Ltd.	322,700	8,990,721
Suntory Beverage & Food Ltd.	569,100	22,722,068
Suruga Bank Ltd.(a)(b)	800,200	3,051,189
Sushiro Global Holdings Ltd.	107,500	6,633,663
Suzuken Co. Ltd./Aichi Japan	306,800	17,038,950
Suzuki Motor Corp.	1,480,100	58,195,228
Sysmex Corp.	675,400	49,416,326
Systena Corp.	332,800	5,593,921
T&D Holdings Inc.	2,228,500	25,163,629
Tachi-S Co. Ltd.	143,600	1,851,623
Tadano Ltd.	478,700	4,360,436
Taiheiyo Cement Corp.	482,700	13,670,758
Taikisha Ltd.	117,900	3,539,986
Taisei Corp.	849,900	29,510,688
Taisho Pharmaceutical Holdings Co. Ltd.	139,500	10,702,602
Taiyo Holdings Co. Ltd.	95,500	2,950,979
Taiyo Nippon Sanso Corp.	547,400	11,298,396
Taiyo Yuden Co. Ltd.(b)	492,600	9,931,397
Takara Bio Inc.	245,900	4,882,896
Takara Holdings Inc.	669,200	6,952,407
Takara Leben Co. Ltd.	522,100	1,836,907
Takasago Thermal Engineering Co. Ltd.	216,300	3,366,770
Takashimaya Co. Ltd.	644,700	7,440,102
Takeda Pharmaceutical Co. Ltd.	5,989,680	200,529,466
Takeuchi Manufacturing Co. Ltd.	248,200	3,877,018
Takuma Co. Ltd.	373,800	4,475,616
Tamron Co. Ltd.	96,000	2,165,360
TDK Corp.	525,000	40,955,561
TechnoPro Holdings Inc.	166,100	9,515,469
Teijin Ltd.	726,500	12,653,111
Tekken Corp.	62,200	1,663,632
Terumo Corp.	2,595,900	76,077,861
T-Gaia Corp.	103,400	2,098,951
THK Co. Ltd.	528,700	13,507,841
TIS Inc.	310,200	16,256,394
Toa Corp./Tokyo	95,900	1,253,347
Toagosei Co. Ltd.	502,500	5,229,795
Tobu Railway Co. Ltd.	761,500	21,812,250
TOC Co. Ltd.	130,800	837,265
Tocalo Co. Ltd.	335,300	2,532,314
Toda Corp.	1,084,200	5,991,434
Toei Co. Ltd.	36,600	5,053,042
Toho Bank Ltd. (The)	524,700	1,266,142
Toho Co. Ltd./Tokyo	472,000	18,475,708
Toho Gas Co. Ltd.	316,900	12,127,281
Toho Holdings Co. Ltd.	277,000	6,196,942
Toho Titanium Co. Ltd.	175,100	1,383,705
Toho Zinc Co. Ltd.	78,700	1,708,459
Tohoku Electric Power Co. Inc.	1,651,000	16,589,832
Tokai Carbon Co. Ltd.(b)	867,500	8,621,068
Tokai Corp./Gifu	42,900	849,110
TOKAI Holdings Corp.	530,800	4,566,127
Tokai Rika Co. Ltd.	239,300	3,947,376
Tokai Tokyo Financial Holdings Inc.	1,291,100	3,947,918
Token Corp.	48,510	2,796,892
Tokio Marine Holdings Inc.	2,601,200	138,882,398

Security	Shares	Value

Japan (continued)
Tokuyama Corp.	285,700	$6,649,449
Tokyo Broadcasting System Holdings Inc.	194,700	3,319,270
Tokyo Century Corp.	176,900	7,372,531
Tokyo Dome Corp.	462,000	4,276,399
Tokyo Electric Power Co. Holdings Inc.(a)	6,081,800	29,407,737
Tokyo Electron Ltd.	629,400	108,373,318
Tokyo Gas Co. Ltd.	1,546,600	38,766,492
Tokyo Kiraboshi Financial Group Inc.	98,100	1,320,047
Tokyo Ohka Kogyo Co. Ltd.	166,700	5,696,127
Tokyo Seimitsu Co. Ltd.	179,000	5,086,023
Tokyo Steel Manufacturing Co. Ltd.	546,600	4,188,544
Tokyo Tatemono Co. Ltd.	820,400	9,649,098
Tokyotokeiba Co. Ltd.	79,800	2,282,100
Tokyu Construction Co. Ltd.	441,000	3,034,096
Tokyu Corp.	1,996,700	35,161,781
Tokyu Fudosan Holdings Corp.	2,316,300	13,504,194
Tokyu REIT Inc.	4,249	7,721,185
TOMONY Holdings Inc.	647,600	2,111,447
Tomy Co. Ltd.	421,700	5,429,764
Topcon Corp.	488,900	5,781,696
Toppan Forms Co. Ltd.	165,200	1,450,017
Toppan Printing Co. Ltd.	1,045,500	17,120,875
Topre Corp.	161,500	2,440,907
Topy Industries Ltd.	58,700	1,261,854
Toray Industries Inc.	5,547,400	38,467,764
Toridoll Holdings Corp.(b)	132,500	3,016,717
Torii Pharmaceutical Co. Ltd.	38,700	932,792
Toshiba Corp.	2,242,600	71,982,141
Toshiba Machine Co. Ltd.	137,500	3,057,103
Toshiba Plant Systems & Services Corp.	224,000	3,773,392
Toshiba TEC Corp.	163,400	4,876,040
Tosoh Corp.	1,081,800	15,274,229
Totetsu Kogyo Co. Ltd.	107,200	2,957,071
TOTO Ltd.	574,400	23,198,195
Towa Bank Ltd. (The)	117,800	785,514
Toyo Ink SC Holdings Co. Ltd.	171,600	3,778,914
Toyo Seikan Group Holdings Ltd.	655,100	11,518,175
Toyo Suisan Kaisha Ltd.	373,800	15,131,025
Toyo Tanso Co. Ltd.	85,200	1,651,032
Toyo Tire Corp.	481,100	6,340,816
Toyobo Co. Ltd.	414,700	5,205,951
Toyoda Gosei Co. Ltd.	283,000	5,239,051
Toyota Boshoku Corp.	296,700	4,183,723
Toyota Industries Corp.	599,600	31,312,291
Toyota Motor Corp.	9,060,000	586,115,036
Toyota Tsusho Corp.	855,300	24,971,688
TPR Co. Ltd.	88,100	1,539,265
Transcosmos Inc.	94,000	2,023,283
Trend Micro Inc./Japan	505,000	22,162,791
Trusco Nakayama Corp.	208,400	4,314,835
TS Tech Co. Ltd.	205,100	5,695,386
TSI Holdings Co. Ltd.	275,400	1,496,532
Tsubaki Nakashima Co. Ltd.	213,600	3,722,139
Tsubakimoto Chain Co.	112,300	3,707,994
Tsumura & Co.	281,700	7,809,505
Tsuruha Holdings Inc.	143,100	14,669,150
TV Asahi Holdings Corp.	114,700	1,894,148
UACJ Corp.	122,100	2,007,354
Ube Industries Ltd.	436,200	9,155,881
Ulvac Inc.	193,500	8,198,020

28	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Unicharm Corp.	1,636,600	$46,697,553
Unipres Corp.	183,700	3,013,306
United Arrows Ltd.	111,000	3,194,796
United Super Markets Holdings Inc.	267,100	2,383,789
United Urban Investment Corp.	11,958	20,276,010
Universal Entertainment Corp.(b)	124,800	3,954,059
Unizo Holdings Co. Ltd.	166,200	5,434,124
Ushio Inc.	524,200	6,739,887
USS Co. Ltd.	907,600	18,114,384
UT Group Co. Ltd.(b)	137,000	3,054,819
V Technology Co. Ltd.	55,600	2,657,739
Valor Holdings Co. Ltd.	184,900	3,845,307
Vital KSK Holdings Inc.	88,900	867,097
VT Holdings Co. Ltd.	401,200	1,585,216
Wacoal Holdings Corp.	241,200	5,886,991
Wacom Co. Ltd.	716,300	2,553,149
WATAMI Co. Ltd.	114,300	1,611,727
Welcia Holdings Co. Ltd.	203,700	9,530,702
West Japan Railway Co.	654,300	53,862,615
Xebio Holdings Co. Ltd.	137,000	1,526,779
Yahoo Japan Corp.	11,424,300	33,775,734
Yakult Honsha Co. Ltd.	484,400	27,527,037
Yamada Denki Co. Ltd.	2,355,000	10,432,927
Yamagata Bank Ltd. (The)	37,000	542,860
Yamaguchi Financial Group Inc.	894,300	6,268,131
Yamaha Corp.	571,300	27,150,891
Yamaha Motor Co. Ltd.	1,106,300	19,543,020
YA-MAN Ltd.(b)	179,200	1,460,668
Yamanashi Chuo Bank Ltd. (The)	42,000	440,212
Yamato Holdings Co. Ltd.	1,233,900	24,359,794
Yamato Kogyo Co. Ltd.	181,300	4,745,610
Yamazaki Baking Co. Ltd.	531,500	8,135,878
Yamazen Corp.	299,700	2,873,476
Yaoko Co. Ltd.	77,800	3,589,942
Yaskawa Electric Corp.	976,700	32,834,032
Yellow Hat Ltd.	95,700	1,231,341
Yodogawa Steel Works Ltd.	52,300	999,516
Yokogawa Electric Corp.	917,500	16,588,096
Yokohama Reito Co. Ltd.(b)	231,700	2,187,359
Yokohama Rubber Co. Ltd. (The)	528,700	9,792,454
Yondoshi Holdings Inc.	72,700	1,750,291
Yonex Co. Ltd.(b)	196,400	1,195,675
Yoshinoya Holdings Co. Ltd.(b)	342,800	6,683,929
Yuasa Trading Co. Ltd.	48,500	1,378,057
Zenkoku Hosho Co. Ltd.	232,800	9,144,757
Zenrin Co. Ltd.	167,200	3,101,458
Zensho Holdings Co. Ltd.	377,400	8,158,027
Zeon Corp.	668,500	7,844,062
ZOZO Inc.(b)	825,200	15,679,370

		16,096,531,608

Netherlands — 3.7%
Aalberts NV	407,117	16,526,734
ABN AMRO Bank NV, CVA(d)	1,676,901	33,532,419
Accell Group NV	119,401	2,871,527
Adyen NV(a)(d)	41,851	32,012,066
Aegon NV	7,251,559	36,146,779
AerCap Holdings NV(a)	518,719	28,285,747
Akzo Nobel NV	887,014	84,390,521
Altice Europe NV, Class A(a)(b)	2,387,139	8,956,921
AMG Advanced Metallurgical Group NV(b)	137,781	4,003,879

Security	Shares	Value

Netherlands (continued)
Arcadis NV(b)	370,327	$7,607,341
ArcelorMittal	2,669,227	43,146,287
Argenx SE(a)(b)	125,781	17,799,661
ASM International NV	207,786	17,124,444
ASML Holding NV	1,696,911	383,158,215
ASR Nederland NV	594,793	22,536,108
Basic-Fit NV(a)(d)	70,835	2,251,672
BE Semiconductor Industries NV(b)	347,724	10,449,336
BinckBank NV(a)	316,659	2,235,281
Boskalis Westminster(b)	361,253	8,241,467
Brunel International NV	168,812	2,432,141
Constellium SE(a)	559,716	6,722,189
Corbion NV	264,005	8,677,200
COSMO Pharmaceuticals NV(a)	42,575	3,741,439
Eurocommercial Properties NV	200,239	5,078,711
Euronext NV(d)	240,117	18,647,398
EXOR NV	431,378	30,239,447
Flow Traders(d)	151,223	4,024,083
Fugro NV, CVA(a)(b)	432,149	3,561,506
Heineken Holding NV	482,051	49,216,809
Heineken NV	1,023,305	110,653,434
IMCD NV	229,669	20,431,502
ING Groep NV	15,481,875	173,616,261
Intertrust NV(d)	347,501	6,678,024
InterXion Holding NV(a)(b)	319,254	24,039,826
Koninklijke Ahold Delhaize NV	4,733,345	107,800,002
Koninklijke BAM Groep NV(b)	1,361,093	4,600,878
Koninklijke DSM NV	746,756	93,786,201
Koninklijke KPN NV	14,223,279	40,873,221
Koninklijke Philips NV	3,682,463	174,190,771
Koninklijke Vopak NV	269,528	13,384,122
NN Group NV	1,248,806	47,316,003
NSI NV	95,701	4,102,309
NXP Semiconductors NV	1,185,937	122,614,026
OCI NV(a)	361,263	9,536,877
Pharming Group NV(a)(b)	3,566,117	4,006,248
PostNL NV	2,172,292	3,757,341
Randstad NV	481,965	24,437,662
Rhi Magnesita NV	119,879	6,573,072
SBM Offshore NV	705,919	14,108,162
Signify NV(d)	409,287	11,187,436
SNS REAAL NV(a)(b)(c)	3,991	—
Takeaway.com NV(a)(d)	151,656	13,710,925
TKH Group NV	195,814	11,729,436
TomTom NV	356,098	4,244,709
Unilever NV	5,822,103	339,220,230
Vastned Retail NV	106,279	3,129,855
Wereldhave NV	179,533	3,849,920
Wessanen	353,884	4,456,302
Wolters Kluwer NV	1,130,741	82,537,861

		2,374,189,944

New Zealand — 0.3%
a2 Milk Co. Ltd.(a)	3,010,264	35,801,660
Air New Zealand Ltd.	2,381,503	4,267,414
Argosy Property Ltd.	2,735,807	2,563,998
Auckland International Airport Ltd.	3,903,834	23,974,608
Chorus Ltd.	1,662,435	6,062,067
Contact Energy Ltd.	2,854,894	14,678,147
Fisher & Paykel Healthcare Corp. Ltd.	2,312,705	25,185,349
Fletcher Building Ltd.	3,464,352	11,340,899

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

New Zealand (continued)
Genesis Energy Ltd.(b)	2,131,997	$4,826,413
Goodman Property Trust	3,126,488	4,230,137
Infratil Ltd.	2,683,612	8,236,003
Kiwi Property Group Ltd.	4,527,846	4,841,171
Mercury NZ Ltd.	3,139,300	9,458,394
Meridian Energy Ltd.	5,174,911	16,069,646
Metlifecare Ltd.	599,835	1,734,003
Precinct Properties New Zealand Ltd.	3,951,227	4,654,939
Ryman Healthcare Ltd.	1,843,286	15,693,732
Sky Network Television Ltd.	1,682,708	1,410,445
SKYCITY Entertainment Group Ltd.	2,740,550	7,235,050
Spark New Zealand Ltd.	7,233,342	19,000,537
Summerset Group Holdings Ltd.	1,170,598	4,365,159
Z Energy Ltd.	1,755,326	7,518,761

		233,148,532

Norway — 0.9%
Adevinta ASA, Class B(a)	529,921	5,943,423
Aker ASA, Class A	108,377	5,787,610
Aker BP ASA	459,367	13,181,037
Aker Solutions ASA(a)	924,739	3,000,912
Atea ASA	437,492	5,629,085
Austevoll Seafood ASA	466,269	4,794,171
Bakkafrost P/F	184,673	10,724,149
Borr Drilling Ltd.(a)(b)	418,645	4,054,717
Borregaard ASA	518,557	5,476,457
BW LPG Ltd.(a)(b)(d)	525,487	2,428,082
BW Offshore Ltd.(a)	520,809	2,971,019
DNB ASA	3,838,201	69,379,427
DNO ASA	3,232,193	5,483,689
Elkem ASA(d)	1,392,652	3,843,833
Entra ASA(d)	637,071	9,328,634
Equinor ASA	3,989,553	72,183,410
Frontline Ltd./Bermuda(a)	457,998	3,389,738
Gjensidige Forsikring ASA	798,705	15,683,351
Golden Ocean Group Ltd.	427,720	2,627,485
Grieg Seafood ASA	278,300	3,999,096
Hoegh LNG Holdings Ltd.	272,880	1,135,660
Kongsberg Gruppen ASA	365,215	4,674,166
Leroy Seafood Group ASA	1,340,760	8,549,256
Mowi ASA	1,810,557	43,932,398
NEL ASA(a)(b)	5,463,192	4,335,793
Nordic Semiconductor ASA(a)(b)	835,817	4,210,325
Norsk Hydro ASA	5,279,511	18,280,976
Norwegian Air Shuttle ASA(a)(b)	477,977	2,168,825
Norwegian Finans Holding ASA(a)	627,794	4,403,390
Orkla ASA	3,217,889	27,656,181
PGS ASA(a)	1,502,024	2,168,630
Protector Forsikring ASA(a)(b)	419,743	2,294,108
Salmar ASA	222,364	10,368,302
Schibsted ASA, Class B	392,918	10,236,399
SpareBank 1 SMN	861,395	9,553,237
SpareBank 1 SR-Bank ASA	764,185	8,314,162
Stolt-Nielsen Ltd.	114,429	1,331,608
Storebrand ASA	1,896,331	12,951,196
Subsea 7 SA	1,053,459	11,455,400
Telenor ASA	2,962,241	60,746,794
TGS NOPEC Geophysical Co. ASA	408,181	9,997,294
Tomra Systems ASA	490,423	14,619,406
Veidekke ASA	301,678	2,744,604
Wallenius Wilhelmsen ASA	468,777	1,440,116

Security	Shares	Value

Norway (continued)
Yara International ASA	718,870	$34,100,354

		561,577,905

Portugal — 0.2%
Altri SGPS SA	515,156	3,412,769
Banco Comercial Portugues SA, Class R	39,565,001	10,184,744
CTT-Correios de Portugal SA	730,443	1,566,368
EDP — Energias de Portugal SA	10,102,203	37,353,912
Galp Energia SGPS SA	1,998,176	31,335,867
Jeronimo Martins SGPS SA	946,215	15,386,595
Navigator Co. SA (The)	1,293,076	4,388,238
NOS SGPS SA	1,208,164	7,566,578
REN — Redes Energeticas Nacionais SGPS SA	2,224,088	6,054,551
Sonae SGPS SA	5,325,416	5,010,273

		122,259,895

Singapore — 1.4%
Accordia Golf Trust	5,662,200	2,192,807
Ascendas REIT	9,995,100	22,348,475
Ascott Residence Trust(b)	6,713,763	6,426,531
Cache Logistics Trust(b)	7,817,198	4,398,263
CapitaLand Commercial Trust	10,203,555	15,358,827
CapitaLand Ltd.	10,668,100	28,218,569
CapitaLand Mall Trust	8,988,400	17,207,707
CapitaLand Retail China Trust(b)	3,774,920	4,385,753
CDL Hospitality Trusts(b)	4,828,500	5,786,226
Chip Eng Seng Corp. Ltd.(b)	5,716,100	2,944,613
City Developments Ltd.	1,632,900	11,585,590
ComfortDelGro Corp. Ltd.	8,553,900	16,938,416
COSCO Shipping International Singapore Co. Ltd.(a)(b)	5,527,500	1,272,268
DBS Group Holdings Ltd.	7,196,200	138,870,806
ESR-REIT(b)	10,758,023	4,126,968
First REIT	2,438,700	1,977,975
First Resources Ltd.(b)	2,236,200	2,549,028
Frasers Centrepoint Trust(b)	3,477,759	6,632,532
Frasers Commercial Trust	4,275,200	5,029,463
Frasers Logistics & Industrial Trust(b)	7,404,200	6,492,302
Genting Singapore Ltd.	23,990,400	16,127,411
Golden Agri-Resources Ltd.	29,959,100	6,457,882
Hutchison Port Holdings Trust, Class U(b)	21,364,300	4,700,146
Jardine Cycle & Carriage Ltd.	412,332	10,186,654
Kenon Holdings Ltd./Singapore	97,061	2,053,966
Keppel Corp. Ltd.(b)	5,838,800	27,305,046
Keppel REIT	9,285,580	8,413,371
Lippo Malls Indonesia Retail Trust(b)	12,646,700	2,217,828
Mapletree Commercial Trust(b)	8,262,153	12,496,918
Mapletree Industrial Trust	6,055,600	9,955,866
Mapletree Logistics Trust(b)	9,933,880	11,178,382
Mapletree North Asia Commercial Trust	11,493,000	11,925,074
NetLink NBN Trust(b)	20,005,000	12,644,277
OUE Hospitality Trust	5,849,400	3,184,248
Oversea-Chinese Banking Corp. Ltd.	12,782,100	107,782,276
Parkway Life REIT	2,051,400	4,586,814
Raffles Medical Group Ltd.(b)	5,076,100	3,820,381
Sabana Shari’ah Compliant Industrial REIT	6,541,380	2,174,804
SATS Ltd.	2,734,900	9,632,252
Sembcorp Industries Ltd.	4,467,900	7,639,389
Sembcorp Marine Ltd.(a)(b)	3,860,900	3,808,567
Singapore Airlines Ltd.	2,070,400	14,629,183
Singapore Exchange Ltd.	3,077,800	17,811,681

30	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Singapore Post Ltd.(b)	6,941,100	$4,894,349
Singapore Press Holdings Ltd.(b)	3,223,600	5,205,624
Singapore Technologies Engineering Ltd.	6,346,300	19,661,914
Singapore Telecommunications Ltd.	32,043,900	77,970,251
Soilbuild Business Space REIT(b)	5,581,090	2,385,691
Starhill Global REIT	7,929,400	4,606,242
StarHub Ltd.(b)	3,020,400	3,332,581
Suntec REIT	9,303,400	12,984,176
United Engineers Ltd.(b)	2,143,100	4,087,166
United Overseas Bank Ltd.	5,054,600	97,505,710
UOL Group Ltd.	2,191,900	11,771,923
Venture Corp. Ltd.	1,128,400	12,813,077
Wilmar International Ltd.	7,488,000	21,831,223
Wing Tai Holdings Ltd.	1,983,700	3,058,425
Yangzijiang Shipbuilding Holdings Ltd.	10,457,600	10,927,162
Yanlord Land Group Ltd.(b)	4,414,300	4,193,190

		912,704,239

Spain — 2.8%
Acciona SA(b)	108,571	11,641,026
Acerinox SA	687,452	5,809,453
ACS Actividades de Construccion y Servicios SA	1,082,798	44,124,486
Aena SME SA(d)	259,178	47,354,128
Almirall SA	319,356	5,845,586
Amadeus IT Group SA	1,761,407	139,947,674
Applus Services SA	686,358	9,751,075
Atresmedia Corp. de Medios de Comunicacion SA	568,419	2,231,526
Banco Bilbao Vizcaya Argentaria SA	26,749,148	136,984,586
Banco de Sabadell SA	22,874,628	20,160,948
Banco Santander SA	64,729,669	278,406,404
Bankia SA	4,744,353	9,468,633
Bankinter SA	2,744,679	17,932,168
Bolsas y Mercados Espanoles SHMSF SA	309,545	7,368,560
CaixaBank SA	14,589,734	36,305,801
Cellnex Telecom SA(b)(d)	886,359	33,445,089
Cia. de Distribucion Integral Logista Holdings SA	249,479	5,244,295
Cie. Automotive SA	359,475	9,181,491
Construcciones y Auxiliar de Ferrocarriles SA	119,558	5,451,094
Corp Financiera Alba SA	84,020	4,345,298
Distribuidora Internacional de Alimentacion SA(a)(b)	2,282,186	1,327,919
Ebro Foods SA	336,358	6,823,407
Enagas SA	522,844	11,453,494
Ence Energia y Celulosa SA	791,842	2,900,585
Endesa SA	1,228,781	30,577,582
Euskaltel SA(d)	506,029	4,450,959
Faes Farma SA	1,430,970	7,129,756
Ferrovial SA	2,037,799	53,432,240
Fluidra SA(a)	161,861	2,029,232
Gestamp Automocion SA(d)	871,048	4,589,210
Global Dominion Access SA(a)(d)	297,553	1,437,822
Grifols SA	1,204,456	39,292,502
Grupo Catalana Occidente SA	201,143	7,244,866
Iberdrola SA	23,471,028	223,956,700
Iberdrola SA, New(a)(c)	545,838	5,208,295
Indra Sistemas SA(a)	727,882	6,296,992
Industria de Diseno Textil SA	4,329,097	130,285,021
Inmobiliaria Colonial Socimi SA	1,112,702	12,512,710
Lar Espana Real Estate Socimi SA	526,282	4,084,157
Liberbank SA	8,817,499	3,328,099
Mapfre SA	4,698,694	13,042,191
Masmovil Ibercom SA(a)	353,951	8,078,824

Security	Shares	Value

Spain (continued)
Mediaset Espana Comunicacion SA	725,570	$4,299,375
Melia Hotels International SA	543,446	4,825,454
Merlin Properties Socimi SA	1,373,064	18,880,299
Naturgy Energy Group SA	1,197,634	30,535,900
Neinor Homes SA(a)(d)	385,938	4,786,895
Prosegur Cia. de Seguridad SA	1,333,000	6,260,195
Red Electrica Corp. SA	1,677,977	31,947,232
Repsol SA	5,868,337	93,988,786
Sacyr SA	2,098,533	5,444,059
Siemens Gamesa Renewable Energy SA	991,547	13,993,050
Tecnicas Reunidas SA(a)	164,933	4,014,291
Telefonica SA	18,374,926	141,594,236
Tubacex SA	856,705	2,756,641
Unicaja Banco SA(d)	4,350,835	3,463,616
Viscofan SA(b)	170,559	8,416,384
Zardoya Otis SA	873,246	6,028,086

		1,791,716,383

Sweden — 2.9%
AAK AB	797,280	16,447,331
AF POYRY AB, Class B	439,723	10,423,376
Alfa Laval AB	1,219,886	23,029,073
Arjo AB, Class B	1,081,880	4,400,531
Assa Abloy AB, Class B	3,943,721	91,633,656
Atlas Copco AB, Class A	2,661,342	82,394,060
Atlas Copco AB, Class B	1,560,307	43,069,200
Attendo AB(d)	542,382	2,493,346
Avanza Bank Holding AB	576,242	5,189,881
Axfood AB	551,905	11,701,837
Betsson AB	550,356	2,943,065
Bilia AB, Class A	432,002	3,854,768
BillerudKorsnas AB	757,188	8,840,168
BioGaia AB, Class B	80,407	3,369,447
Biotage AB	160,448	1,752,808
Boliden AB	1,087,820	24,952,679
Bonava AB, Class B	406,386	4,905,531
Bravida Holding AB(d)	1,079,361	9,057,355
Castellum AB	1,015,794	20,806,880
Cloetta AB, Class B	1,112,739	3,335,961
Dometic Group AB(d)	1,259,256	11,593,428
Electrolux AB, Series B	941,108	21,994,487
Elekta AB, Class B	1,507,696	21,610,024
Epiroc AB, Class A	2,660,151	29,421,204
Epiroc AB, Class B	1,601,242	16,791,663
Essity AB, Class B	2,438,878	73,218,585
Evolution Gaming Group AB(d)	488,030	10,734,152
Fabege AB	1,064,914	16,601,209
Fastighets AB Balder, Class B(a)	465,177	16,108,557
Getinge AB, Class B	940,160	13,931,164
Granges AB	373,733	3,759,478
Hansa Biopharma AB(a)	180,054	3,633,682
Hemfosa Fastigheter AB	896,647	8,150,359
Hennes & Mauritz AB, Class B	3,204,955	56,347,259
Hexagon AB, Class B	1,052,136	51,547,606
Hexpol AB	1,109,897	8,532,641
Hoist Finance AB(a)(b)(d)	403,485	2,456,286
Holmen AB, Class B	474,353	10,136,646
Hufvudstaden AB, Class A	542,627	9,644,163
Husqvarna AB, Class B	1,689,883	15,121,160
ICA Gruppen AB(b)	337,204	15,086,594
Industrivarden AB, Class C	641,546	14,070,590

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Indutrade AB	405,437	$11,597,016
Intrum AB(b)	340,551	9,002,646
Investor AB, Class B	1,796,555	86,258,761
Inwido AB	320,704	1,987,444
JM AB	348,964	9,097,731
Kambi Group PLC(a)	109,762	1,418,772
Kindred Group PLC	1,031,607	6,398,380
Kinnevik AB, Class B	1,012,759	26,054,937
Klovern AB, Class B	2,497,034	4,151,680
Kungsleden AB	982,079	8,624,920
L E Lundbergforetagen AB, Class B	302,776	11,318,021
Lifco AB, Class B	185,987	9,608,435
Lindab International AB	387,877	4,463,771
Loomis AB, Class B	296,394	10,288,508
Lundin Petroleum AB	777,857	24,779,462
Mekonomen AB(a)(b)	213,632	1,593,363
Millicom International Cellular SA, SDR	267,949	13,876,262
Modern Times Group MTG AB, Class B(a)	302,731	2,830,663
Mycronic AB(b)	357,622	5,547,099
NCC AB, Class B	429,154	6,907,155
NetEnt AB	830,232	2,488,147
Nibe Industrier AB, Class B	1,541,704	21,968,898
Nobia AB	735,323	4,806,008
Nobina AB(d)	418,141	2,460,512
Nolato AB, Class B	99,052	5,709,882
Nordic Entertainment Group AB, Class B	320,041	7,739,847
Nyfosa AB(a)	793,333	4,932,927
Pandox AB	362,257	6,668,778
Peab AB	851,027	7,278,815
Ratos AB, Class B	1,032,908	2,648,717
Recipharm AB, Class B	162,566	2,041,999
Saab AB, Class B(b)	345,259	10,973,400
Sandvik AB	4,598,068	71,488,702
Scandic Hotels Group AB(d)	367,640	3,113,758
Securitas AB, Class B	1,242,834	19,433,148
Skandinaviska Enskilda Banken AB, Class A	6,308,039	59,877,103
Skanska AB, Class B	1,348,091	25,400,150
SKF AB, Class B	1,490,037	24,680,827
SSAB AB, Class A	1,039,245	2,978,046
SSAB AB, Class B	2,260,528	5,806,165
Svenska Cellulosa AB SCA, Class B	2,334,017	19,537,020
Svenska Handelsbanken AB, Class A	6,010,511	54,634,459
Sweco AB, Class B	329,053	9,261,224
Swedbank AB, Class A	3,612,398	49,781,252
Swedish Match AB	713,311	27,504,390
Swedish Orphan Biovitrum AB(a)	716,448	13,980,712
Tele2 AB, Class B	2,059,311	29,720,333
Telefonaktiebolaget LM Ericsson, Class B	12,408,041	110,070,653
Telia Co. AB	10,749,958	48,353,324
THQ Nordic AB(a)	249,421	5,938,379
Thule Group AB(d)	470,020	10,377,221
Trelleborg AB, Class B	935,715	13,026,455
Vitrolife AB	334,041	6,476,666
Volvo AB, Class B	5,915,344	88,947,673
Wallenstam AB, Class B	844,511	8,900,107
Wihlborgs Fastigheter AB	699,464	10,295,296

		1,860,197,909

Switzerland — 8.7%
ABB Ltd., Registered	7,254,669	137,802,071
Adecco Group AG, Registered	646,179	35,546,372

Security	Shares	Value

Switzerland (continued)
Alcon Inc.(a)	1,749,161	$102,476,099
Allreal Holding AG, Registered	51,984	9,115,578
Arbonia AG, Registered(b)	266,325	3,115,195
Aryzta AG(a)(b)	4,244,184	3,554,826
Ascom Holding AG, Registered	232,008	3,046,570
Autoneum Holding AG(b)	17,629	1,948,094
Baloise Holding AG, Registered	199,446	36,242,763
Banque Cantonale Vaudoise, Registered	12,601	9,418,929
Barry Callebaut AG, Registered	8,673	17,074,421
Basilea Pharmaceutica AG, Registered(a)(b)	78,976	2,836,754
BKW AG	100,461	6,535,039
Bobst Group SA, Registered(b)	47,060	2,361,556
Bossard Holding AG, Class A, Registered	33,015	4,592,086
Bucher Industries AG, Registered	33,485	10,065,794
Burckhardt Compression Holding AG	15,852	3,858,921
Cembra Money Bank AG	127,526	12,372,598
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	4,321	31,992,859
Chocoladefabriken Lindt & Spruengli AG, Registered	418	34,748,889
Cie. Financiere Richemont SA, Registered	2,100,631	181,205,947
Clariant AG, Registered	771,016	14,197,598
Coca-Cola HBC AG	780,602	27,106,725
Comet Holding AG, Registered(b)	32,846	3,050,697
Conzzeta AG, Registered	6,518	5,148,562
Credit Suisse Group AG, Registered	10,258,685	124,658,566
Daetwyler Holding AG, Bearer	37,575	5,829,818
DKSH Holding AG	148,723	7,556,330
dormakaba Holding AG	13,540	9,984,040
Dufry AG, Registered	149,946	13,274,008
EFG International AG	461,534	3,006,964
Emmi AG, Registered	10,247	8,606,445
EMS-Chemie Holding AG, Registered	33,734	21,228,568
Flughafen Zurich AG, Registered	75,943	13,930,554
Forbo Holding AG, Registered	5,224	8,200,097
Galenica AG(d)	216,352	11,210,967
Geberit AG, Registered	147,620	68,516,556
Georg Fischer AG, Registered	16,622	14,439,313
Givaudan SA, Registered	37,160	99,318,545
Helvetia Holding AG, Registered	139,314	17,829,378
Huber & Suhner AG, Registered	85,895	6,888,953
Idorsia Ltd.(a)(b)	437,685	9,408,017
Implenia AG, Registered	84,387	2,272,482
Inficon Holding AG, Registered	11,121	6,992,750
Interroll Holding AG, Registered	2,123	4,331,778
Intershop Holding AG(b)	7,546	3,818,733
Julius Baer Group Ltd.	914,450	39,386,008
Komax Holding AG, Registered(b)	21,154	3,995,756
Kuehne + Nagel International AG, Registered	209,664	31,078,982
LafargeHolcim Ltd., Registered	1,959,161	96,869,627
Landis+Gyr Group AG	120,246	9,801,871
Leonteq AG(a)(b)	58,623	2,104,506
Logitech International SA, Registered	704,635	29,338,439
Lonza Group AG, Registered	304,839	105,092,475
Mobilezone Holding AG, Registered	352,255	3,273,481
Mobimo Holding AG, Registered	34,562	9,268,900
Nestle SA, Registered	12,236,434	1,306,455,630
Novartis AG, Registered	8,696,613	803,426,490
OC Oerlikon Corp. AG, Registered	858,029	9,256,313
Panalpina Welttransport Holding AG(a)	43,677	9,873,649
Pargesa Holding SA, Bearer	151,028	11,395,749

32	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Partners Group Holding AG	75,119	$60,262,131
PSP Swiss Property AG, Registered	151,139	18,197,746
Rieter Holding AG, Registered(b)	21,671	2,856,632
Roche Holding AG, NVS	2,812,090	757,417,978
Schindler Holding AG, Participation Certificates, NVS	163,210	37,950,446
Schindler Holding AG, Registered	86,558	19,602,327
Schmolz + Bickenbach AG, Registered(a)(b)	2,399,067	787,573
Schweiter Technologies AG, Bearer	4,739	4,700,705
SFS Group AG	79,596	6,154,620
SGS SA, Registered	21,504	53,434,182
Siegfried Holding AG, Registered	23,009	8,622,565
SIG Combibloc Group AG	706,817	8,695,991
Sika AG, Registered	522,671	76,024,873
Sonova Holding AG, Registered	228,845	53,050,432
St Galler Kantonalbank AG, Class A, Registered	12,813	5,507,002
Straumann Holding AG, Registered	43,232	35,502,642
Sulzer AG, Registered	93,884	9,530,648
Sunrise Communications Group AG(d)	140,512	10,460,338
Swatch Group AG (The), Bearer	120,270	35,206,309
Swatch Group AG (The), Registered	222,615	12,232,582
Swiss Life Holding AG, Registered	146,190	71,101,500
Swiss Prime Site AG, Registered	301,678	26,678,696
Swiss Re AG	1,191,405	116,204,108
Swisscom AG, Registered	97,538	47,537,460
Swissquote Group Holding SA, Registered	62,461	2,557,746
Tecan Group AG, Registered	53,371	13,639,256
Temenos AG, Registered	268,528	47,765,435
u-blox Holding AG(b)	38,240	3,146,109
UBS Group AG, Registered	15,309,304	171,572,452
Valiant Holding AG, Registered	78,691	8,139,352
Valora Holding AG, Registered	17,519	4,857,541
VAT Group AG(d)	120,526	15,205,755
Vifor Pharma AG	190,673	28,446,871
Vontobel Holding AG, Registered	131,485	6,966,049
VZ Holding AG	11,752	3,258,509
Ypsomed Holding AG, Registered(b)	20,226	2,586,476
Zehnder Group AG, Registered	68,908	2,624,072
Zurich Insurance Group AG	596,869	208,904,150

		5,628,724,940

United Kingdom — 16.3%
3i Group PLC	3,903,783	53,177,370
888 Holdings PLC	1,644,877	3,069,443
AA PLC	2,116,484	1,294,728
Abcam PLC	794,623	12,726,531
Admiral Group PLC	793,201	21,046,667
Advanced Medical Solutions Group PLC(b)	1,454,886	5,201,792
AG Barr PLC	448,991	3,771,403
Aggreko PLC	1,025,427	10,466,552
Anglo American PLC	4,215,932	105,257,243
Antofagasta PLC	1,493,361	17,173,707
AO World PLC(a)(b)	1,370,944	1,227,095
Ascential PLC(d)	1,783,727	8,697,027
Ashmore Group PLC	1,607,949	10,562,900
Ashtead Group PLC	1,927,265	53,639,168
ASOS PLC(a)(b)	250,130	7,981,442
Associated British Foods PLC	1,406,835	41,686,909
Assura PLC	10,623,987	8,403,520
Aston Martin Lagonda Global Holdings PLC(a)(b)(d)	263,644	1,607,638
AstraZeneca PLC	5,064,446	437,864,084
Auto Trader Group PLC(d)	3,811,223	25,283,927

Security	Shares	Value

United Kingdom (continued)
Avast PLC(d)	1,952,028	$8,040,503
AVEVA Group PLC	303,945	14,856,849
Aviva PLC	15,564,692	77,395,318
B&M European Value Retail SA	3,602,436	16,320,714
Babcock International Group PLC	1,050,050	6,125,237
BAE Systems PLC	12,648,165	84,961,954
Balfour Beatty PLC	2,900,635	7,316,468
Bank of Georgia Group PLC	170,393	2,933,447
Barclays PLC	67,436,696	127,228,299
Barratt Developments PLC	4,069,557	32,150,125
BBA Aviation PLC	4,225,881	16,558,020
BCA Marketplace PLC	3,157,863	9,357,284
Beazley PLC	2,207,943	15,585,773
Bellway PLC	505,167	18,370,991
Berkeley Group Holdings PLC	516,025	24,503,026
Big Yellow Group PLC	671,730	8,134,525
Blue Prism Group PLC(a)(b)	307,586	5,359,356
Bodycote PLC	830,844	7,492,615
boohoo Group PLC(a)	3,330,776	9,767,695
Bovis Homes Group PLC	630,307	8,126,839
BP PLC	80,830,350	540,094,283
Brewin Dolphin Holdings PLC	1,560,894	6,085,379
British American Tobacco PLC	9,187,594	332,092,689
British Land Co. PLC (The)	3,530,580	21,960,940
Britvic PLC	1,116,186	12,532,770
BT Group PLC	33,536,050	79,325,942
BTG PLC(a)	1,383,043	14,165,855
Bunzl PLC	1,318,422	34,708,358
Burberry Group PLC	1,665,728	46,074,590
Burford Capital Ltd.	829,202	15,270,362
Cairn Energy PLC(a)	2,999,822	5,818,243
Capita PLC(a)	6,743,143	9,623,118
Capital & Counties Properties PLC	3,200,010	7,762,060
Card Factory PLC	1,429,553	2,909,192
Carnival PLC	670,817	30,415,779
Centamin PLC	5,149,513	8,190,614
Centrica PLC	22,098,247	20,585,883
Chemring Group PLC	1,535,928	3,415,292
Cineworld Group PLC	4,030,203	12,588,632
Clinigen Healthcare Ltd.(a)	581,770	7,180,472
Close Brothers Group PLC	586,218	9,553,849
Coats Group PLC	6,393,591	6,243,336
Cobham PLC(a)	9,522,314	19,273,319
Coca-Cola European Partners PLC	954,676	52,774,489
Compass Group PLC	6,256,092	159,563,503
Computacenter PLC	354,676	6,622,818
ConvaTec Group PLC(d)	5,671,690	10,840,681
Countryside Properties PLC(d)	2,122,130	7,639,422
Cranswick PLC	225,241	7,341,701
Crest Nicholson Holdings PLC	1,484,896	6,672,726
Croda International PLC	493,327	28,318,070
Custodian Reit PLC	1,509,162	2,132,470
CVS Group PLC(b)	341,676	3,848,961
CYBG PLC	5,413,276	11,403,969
Daily Mail & General Trust PLC, Class A, NVS	672,194	6,518,700
Dart Group PLC	516,385	4,802,226
DCC PLC	402,514	34,312,801
De La Rue PLC	534,748	1,528,893
Dechra Pharmaceuticals PLC	429,555	15,495,039
Derwent London PLC	401,593	14,358,536

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
DFS Furniture PLC	1,125,772	$3,266,931
Diageo PLC	9,645,203	406,679,824
Dialog Semiconductor PLC(a)	316,730	14,539,640
Dignity PLC	211,467	1,398,226
Diploma PLC	540,543	10,040,538
Direct Line Insurance Group PLC	5,249,071	20,721,379
Diversified Gas & Oil PLC	3,079,815	4,016,201
Dixons Carphone PLC	4,277,637	6,261,735
Domino’s Pizza Group PLC	2,014,018	6,101,045
Drax Group PLC	1,865,677	6,908,113
DS Smith PLC	5,599,082	24,454,630
Dunelm Group PLC	484,540	5,485,014
easyJet PLC	640,421	7,559,338
EI Group PLC(a)	2,584,308	8,891,842
Electrocomponents PLC	1,829,307	13,632,004
Elementis PLC	2,800,305	5,177,540
EnQuest PLC(a)	8,983,542	2,562,977
Entertainment One Ltd.	1,713,158	9,250,755
Equiniti Group PLC(d)	1,742,018	4,487,862
Essentra PLC	1,322,147	6,903,004
Euromoney Institutional Investor PLC	486,728	8,224,445
Evraz PLC	2,010,791	16,028,360
Experian PLC	3,630,595	111,137,080
Ferguson PLC	935,780	70,628,105
Ferrexpo PLC	1,316,533	4,154,199
Fevertree Drinks PLC	436,568	12,487,224
Firstgroup PLC(a)	5,161,996	7,256,058
Fresnillo PLC	837,161	6,160,623
G4S PLC	6,244,329	14,645,665
Galliford Try PLC	498,675	3,614,768
Games Workshop Group PLC	144,394	8,019,797
GB Group PLC	826,906	6,075,032
Genus PLC	292,183	9,444,958
GlaxoSmithKline PLC	19,739,027	411,509,188
Glencore PLC	44,871,716	146,396,121
Go-Ahead Group PLC (The)	213,741	5,585,003
GoCo Group PLC	2,417,334	2,539,599
Grainger PLC	2,892,606	8,054,172
Great Portland Estates PLC	1,080,106	8,752,544
Greencore Group PLC(b)	2,295,383	6,009,025
Greene King PLC	1,266,163	9,695,912
Greggs PLC	464,856	12,727,157
Gulf Keystone Petroleum Ltd.	1,251,946	3,602,422
GVC Holdings PLC	2,302,051	16,675,708
Halfords Group PLC	968,797	2,277,588
Halma PLC	1,536,486	37,438,880
Hammerson PLC	3,097,952	8,129,017
Hansteen Holdings PLC	1,906,093	2,044,511
Hargreaves Lansdown PLC	1,148,763	29,538,668
Hastings Group Holdings PLC(d)	1,399,064	3,307,966
Hays PLC	5,710,795	10,775,573
Helical PLC	557,944	2,432,102
Hikma Pharmaceuticals PLC	620,587	13,985,554
Hill & Smith Holdings PLC	343,332	4,746,237
Hiscox Ltd.	1,144,206	23,817,398
Hochschild Mining PLC	1,279,293	3,258,176
HomeServe PLC	1,226,006	17,128,503
Howden Joinery Group PLC	2,465,422	16,754,266
HSBC Holdings PLC	79,731,261	641,116,296
Hunting PLC	765,825	4,782,345

Security	Shares	Value

United Kingdom (continued)
Hurricane Energy PLC(a)(b)	7,454,409	$3,970,486
Ibstock PLC(d)	1,961,733	5,543,919
IG Group Holdings PLC	1,491,242	10,440,792
IMI PLC	1,069,693	13,693,812
Imperial Brands PLC	3,775,420	96,847,958
Inchcape PLC	1,727,377	13,208,720
Informa PLC	5,055,166	54,098,848
Inmarsat PLC	1,863,927	13,068,370
IntegraFin Holdings PLC	1,067,233	5,031,079
InterContinental Hotels Group PLC	697,003	48,808,551
Intermediate Capital Group PLC	1,182,936	20,133,404
International Personal Finance PLC	1,186,782	1,473,500
Intertek Group PLC	644,373	45,036,275
Intu Properties PLC(b)	3,843,523	2,251,918
Investec PLC	2,712,242	15,615,368
IQE PLC(a)(b)	3,609,300	2,932,278
ITE Group PLC	4,298,133	3,857,669
ITV PLC	14,201,275	19,292,824
IWG PLC	2,765,291	12,829,408
J D Wetherspoon PLC	420,254	7,878,222
J Sainsbury PLC	6,962,053	16,763,799
JD Sports Fashion PLC	1,820,119	14,481,737
John Laing Group PLC(d)	2,273,814	10,741,337
John Menzies PLC	430,306	2,191,855
John Wood Group PLC	2,755,871	17,918,208
Johnson Matthey PLC	772,034	30,391,950
Jupiter Fund Management PLC	2,003,861	9,171,662
Just Eat PLC(a)	2,508,809	23,389,538
Just Group PLC(a)	4,114,911	2,376,159
KAZ Minerals PLC	1,122,032	7,940,983
Keller Group PLC	365,659	2,946,072
Keywords Studios PLC	264,824	5,392,507
Kingfisher PLC	8,415,122	22,915,871
Lancashire Holdings Ltd	858,649	7,291,272
Land Securities Group PLC	2,700,603	26,328,377
Learning Technologies Group PLC(b)	2,425,588	3,356,114
Legal & General Group PLC	23,173,044	74,283,763
Lloyds Banking Group PLC	284,259,163	185,621,049
London Stock Exchange Group PLC	1,270,926	103,112,867
LondonMetric Property PLC	3,365,721	8,365,951
Lookers PLC	1,537,741	784,223
LXI REIT PLC	2,033,644	3,247,085
Man Group PLC	6,442,998	13,506,192
Marks & Spencer Group PLC	7,537,945	19,188,836
Marshalls PLC	1,015,082	7,904,955
Marston’s PLC	3,304,619	4,325,539
McCarthy & Stone PLC(d)	2,208,264	3,755,730
Mediclinic International PLC(b)	1,563,145	6,570,739
Meggitt PLC	3,106,999	22,696,847
Melrose Industries PLC	19,952,657	45,673,824
Merlin Entertainments PLC(d)	2,866,081	15,844,823
Micro Focus International PLC	1,423,743	30,312,545
Mitchells & Butlers PLC(a)	972,705	3,620,728
Mitie Group PLC	1,644,320	3,322,090
Mondi PLC	1,946,300	42,980,068
Moneysupermarket.com Group PLC	2,259,789	10,207,461
Morgan Advanced Materials PLC	1,525,202	4,694,981
National Express Group PLC	1,756,006	9,021,996
National Grid PLC	13,416,982	138,705,216
NewRiver REIT PLC(b)	1,485,281	2,982,591

34	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Next PLC	562,135	$41,738,899
NMC Health PLC(b)	411,227	12,457,259
Northgate PLC	723,534	2,914,714
Ocado Group PLC(a)	1,865,910	28,456,114
On the Beach Group PLC(d)	557,216	3,220,377
OneSavings Bank PLC	1,152,697	5,129,101
Oxford Biomedica PLC(a)	83,506	705,518
P2P Global Investments PLC/Fund	399,416	4,147,272
Pagegroup PLC	1,442,266	7,925,732
Paragon Banking Group PLC	1,289,544	6,584,357
Pearson PLC	3,089,950	32,961,767
Pennon Group PLC	1,614,976	14,182,328
Persimmon PLC	1,260,699	31,012,195
Petrofac Ltd.	1,114,423	5,727,040
Pets at Home Group PLC	2,250,077	5,730,624
Phoenix Group Holdings PLC	2,254,322	19,200,683
Playtech PLC	1,432,282	7,783,179
Plus500 Ltd.	477,037	3,501,144
Polypipe Group PLC	1,033,313	5,167,242
Premier Foods PLC(a)	4,058,841	1,679,809
Premier Oil PLC(a)(b)	3,935,294	4,049,528
Primary Health Properties PLC	4,744,492	7,645,163
Provident Financial PLC	1,059,150	5,653,085
Prudential PLC	10,333,853	214,852,856
PZ Cussons PLC	1,202,668	3,232,373
QinetiQ Group PLC	2,593,794	9,184,911
Quilter PLC(d)	7,849,991	13,908,454
Rathbone Brothers PLC	234,816	6,339,828
RDI REIT PLC	1,465,274	1,883,863
Reckitt Benckiser Group PLC	2,822,506	220,217,490
Redde PLC	1,464,837	2,051,901
Redrow PLC	1,066,198	7,323,891
RELX PLC	7,789,568	186,323,638
Renewi PLC	3,912,449	1,398,855
Renishaw PLC	161,080	7,601,416
Rentokil Initial PLC	7,400,685	39,418,704
Restaurant Group PLC (The)	2,238,913	4,177,951
Rightmove PLC	3,806,027	24,624,977
Rio Tinto PLC	4,557,569	262,172,679
Rolls-Royce Holdings PLC	6,876,439	72,579,175
Rotork PLC	3,543,803	13,386,465
Royal Bank of Scotland Group PLC	19,129,905	50,829,251
Royal Dutch Shell PLC, Class A	17,708,692	562,467,745
Royal Dutch Shell PLC, Class B	14,991,141	477,712,487
Royal Mail PLC	3,595,984	9,233,309
RPS Group PLC	1,146,377	1,760,217
RSA Insurance Group PLC	3,896,337	26,745,503
RWS Holdings PLC	744,734	5,927,284
Safestore Holdings PLC	1,061,520	8,123,616
Sage Group PLC (The)	4,351,781	38,365,485
Sanne Group PLC	651,135	4,385,053
Savills PLC	716,080	8,342,794
Schroders PLC	510,808	18,594,897
Segro PLC	3,961,805	37,071,597
Senior PLC	2,072,371	5,095,331
Serco Group PLC(a)	5,241,161	9,459,456
Severn Trent PLC	885,461	21,846,690
Shaftesbury PLC	929,131	8,947,812
SIG PLC	2,473,514	3,988,791
Sirius Minerals PLC(a)(b)	32,490,321	5,975,374

Security	Shares	Value

United Kingdom (continued)
Smart Metering Systems PLC(b)	429,142	$2,637,825
Smith & Nephew PLC	3,509,010	79,873,950
Smiths Group PLC	1,535,078	30,863,471
Soco International PLC	973,878	733,366
Softcat PLC	636,582	7,436,077
Sophos Group PLC(d)	1,481,422	7,890,585
Spectris PLC	478,844	14,927,725
Spirax-Sarco Engineering PLC	308,496	33,977,535
Sports Direct International PLC(a)	1,057,770	2,937,484
SSE PLC	4,039,666	54,434,805
SSP Group PLC	1,805,561	15,608,387
St. James’s Place PLC	2,160,008	26,025,053
St. Modwen Properties PLC	1,005,904	5,123,787
Stagecoach Group PLC	1,940,643	3,089,087
Standard Chartered PLC	11,247,089	93,205,523
Standard Life Aberdeen PLC	9,983,251	36,525,296
Stobart Group Ltd.	1,723,547	2,422,737
Stock Spirits Group PLC	1,149,390	3,222,879
Synthomer PLC	1,287,411	4,773,251
TalkTalk Telecom Group PLC(b)	3,002,647	3,871,451
Tate & Lyle PLC	1,849,835	17,110,044
Taylor Wimpey PLC	13,088,899	25,931,211
Telecom Plus PLC	341,796	5,574,583
Tesco PLC	39,234,444	107,274,721
TORM PLC(a)	129,705	1,071,423
TP ICAP PLC	2,498,874	9,598,426
Travis Perkins PLC	1,007,504	16,851,503
Tritax Big Box REIT PLC	6,903,797	12,933,635
Tullow Oil PLC	5,650,221	13,404,429
Ultra Electronics Holdings PLC	319,435	7,677,927
Unilever PLC	4,436,991	269,226,122
UNITE Group PLC (The)	1,030,501	13,021,748
United Utilities Group PLC	2,647,737	25,566,589
Urban & Civic PLC	640,592	2,400,182
Vectura Group PLC(a)	3,289,153	3,234,006
Vesuvius PLC	956,874	5,875,798
Victoria PLC(a)(b)	464,724	2,970,344
Victrex PLC	353,145	8,821,134
Vodafone Group PLC	105,981,483	194,757,405
Weir Group PLC (The)	1,068,932	19,593,546
WH Smith PLC	452,250	11,728,587
Whitbread PLC	545,913	30,233,692
William Hill PLC	3,483,717	6,507,231
Wm Morrison Supermarkets PLC	8,716,740	20,775,413
Workspace Group PLC	592,102	6,122,621
WPP PLC	5,043,663	59,929,136

		10,591,302,909

United States — 0.0%
Coronado Global Resources Inc.(d)	1,089,574	2,433,204
International Flavors & Fragrances Inc.	0	28

		2,433,232

Total Common Stocks — 98.9% (Cost: $64,191,588,659)		64,183,986,130

Preferred Stocks

Germany — 0.5%
Bayerische Motoren Werke AG, Preference Shares, NVS	214,865	12,882,570

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	45,997	$2,509,439
Fuchs Petrolub SE, Preference Shares, NVS	287,706	11,192,393
Henkel AG & Co. KGaA, Preference Shares, NVS	712,433	73,960,088
Jungheinrich AG, Preference Shares, NVS	222,120	4,980,790
Porsche Automobil Holding SE, Preference Shares, NVS	652,580	43,362,439
Sartorius AG, Preference Shares, NVS	145,547	30,044,440
Sixt SE, Preference Shares, NVS	61,518	4,123,346
STO SE & Co. KGaA, Preference Shares, NVS	6,668	688,219
Volkswagen AG, Preference Shares, NVS	742,690	124,813,927

		308,557,651

Italy — 0.0%
Danieli & C Officine Meccaniche SpA, Preference Shares, NVS	117,106	1,329,935
Telecom Italia SpA/Milano, Preference Shares, NVS	23,994,056	12,823,189

		14,153,124

Total Preferred Stocks — 0.5% (Cost: $349,438,296)		322,710,775

Warrants

Spain — 0.0%
Abengoa SA, NVS (Expires 03/31/25)(a)(b)(c)	1,476,448	16,439

Total Warrants — 0.0% (Cost: $0)		16,439

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(f)(g)(h)	820,947,946	$821,358,420
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(f)(g)	5,916,000	5,916,000

		827,274,420

Total Short-Term Investments — 1.3% (Cost: $826,990,777)		827,274,420

Total Investments in Securities — 100.7% (Cost: $65,368,017,732)		65,333,987,764

Other Assets, Less Liabilities — (0.7)%		(484,493,162)

Net Assets — 100.0%		$64,849,494,602

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	717,089,533	103,858,413	820,947,946	$821,358,420	$19,826,001	(b)	$53,584		$112,377
BlackRock Cash Funds: Treasury, SL Agency Shares	85,162,144	(79,246,144)	5,916,000	5,916,000	1,057,220		—		—

				$827,274,420	$20,883,221		$53,584		$112,377

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
ASX SPI 200 Index	323	09/19/19	$37,580	$1,010,695
Euro STOXX 50 Index	3,225	09/20/19	124,310	2,261,102
FTSE 100 Index	788	09/20/19	72,708	1,400,126
TOPIX Index	609	09/12/19	87,837	368,030

				$5,039,953

36	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI EAFE ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$5,039,953

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(7,656,603)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$4,525,165

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$340,377,882

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$64,172,060,233	$—	$11,925,897	$64,183,986,130
Preferred Stocks	322,710,775	—	—	322,710,775
Warrants	—	—	16,439	16,439
Money Market Funds	827,274,420	—	—	827,274,420

	$65,322,045,428	$—	$11,942,336	$65,333,987,764

Derivative financial instruments(a)
Assets
Futures Contracts	$5,039,953	$—	$—	$5,039,953

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments July 31, 2019	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.5%
BHP Group PLC	674,014	$16,375,536

Austria — 0.6%
ams AG(a)	26,231	1,390,508
ANDRITZ AG	25,033	901,929
BAWAG Group AG(b)	22,111	884,785
CA Immobilien Anlagen AG	26,537	939,572
Erste Group Bank AG	98,851	3,570,369
IMMOFINANZ AG	35,652	959,823
Lenzing AG	5,544	568,813
Oesterreichische Post AG(c)	14,829	498,620
OMV AG	49,533	2,498,848
Raiffeisen Bank International AG	51,739	1,222,403
Schoeller-Bleckmann Oilfield Equipment AG	5,520	443,739
Telekom Austria AG	71,420	532,777
UNIQA Insurance Group AG	53,661	483,944
Verbund AG	23,302	1,312,789
voestalpine AG	39,306	1,052,070
Wienerberger AG	45,549	1,049,785

		18,310,774

Belgium — 1.9%
Ackermans & van Haaren NV	7,311	1,072,861
Aedifica SA	8,976	948,419
Ageas	59,642	3,231,950
AGFA-Gevaert NV(a)	86,737	352,491
Anheuser-Busch InBev SA/NV	243,380	24,678,079
Barco NV	3,392	713,032
Befimmo SA	12,879	732,747
Bekaert SA(c)	18,892	538,059
bpost SA	34,012	319,235
Cofinimmo SA	8,704	1,157,109
Colruyt SA	19,568	1,027,693
Econocom Group SA/NV	71,657	239,827
Elia System Operator SA/NV	14,575	1,116,473
Euronav NV	72,457	613,926
Fagron	28,050	468,775
Galapagos NV(a)	15,106	2,655,723
Groupe Bruxelles Lambert SA	24,043	2,288,254
Intervest Offices & Warehouses NV	21,818	629,167
KBC Ancora	21,483	927,107
KBC Group NV	78,448	5,090,407
Melexis NV(c)	8,548	591,027
Ontex Group NV(c)	27,414	455,705
Proximus SADP	46,333	1,331,464
Sofina SA	4,921	959,928
Solvay SA	23,984	2,479,713
Telenet Group Holding NV	16,364	810,776
UCB SA	42,483	3,340,366
Umicore SA	64,381	2,038,630
Warehouses De Pauw CVA	8,105	1,362,640

		62,171,583

Denmark — 2.8%
ALK-Abello A/S(a)	2,550	580,595
Ambu A/S, Series B(c)	56,931	838,518
AP Moller — Maersk A/S, Class A	1,464	1,577,151
AP Moller — Maersk A/S, Class B, NVS	1,943	2,198,338
Carlsberg A/S, Class B	33,556	4,611,126
Chr Hansen Holding A/S	33,945	2,988,247

Security	Shares	Value

Denmark (continued)
Coloplast A/S, Class B	37,028	$4,351,721
Danske Bank A/S	215,976	3,228,377
Demant A/S(a)(c)	36,490	1,084,637
Dfds A/S	14,258	529,361
Drilling Co. of 1972 A/S (The)(a)	7,836	533,488
DSV A/S	58,413	5,617,765
FLSmidth & Co. A/S	16,819	694,412
Genmab A/S(a)	20,143	3,760,303
GN Store Nord A/S	44,019	2,107,535
H Lundbeck A/S	25,555	996,038
ISS A/S	49,686	1,402,793
Jyske Bank A/S, Registered(a)	27,736	890,394
Netcompany Group A/S(a)(b)	11,477	453,491
Nilfisk Holding A/S(a)	10,689	274,451
Novo Nordisk A/S, Class B	555,823	26,851,953
Novozymes A/S, Class B	70,922	3,313,109
Orsted A/S(b)	60,311	5,541,312
Pandora A/S	34,787	1,347,567
Per Aarsleff Holding A/S	13,388	443,163
Ringkjoebing Landbobank A/S	13,916	954,480
Rockwool International A/S, Class B	3,289	809,665
Royal Unibrew A/S	17,558	1,317,901
SimCorp A/S	15,028	1,367,985
Spar Nord Bank A/S	57,401	508,394
Sydbank A/S	33,990	594,995
Topdanmark A/S	15,943	823,935
Tryg A/S	40,045	1,231,208
Vestas Wind Systems A/S	63,785	5,276,542

		89,100,950

Finland — 1.9%
Cargotec OYJ, Class B	15,348	460,021
Caverion OYJ(c)	54,179	361,937
Citycon OYJ(c)	30,361	311,503
DNA OYJ	21,339	497,510
Elisa OYJ	44,949	2,125,963
Fortum OYJ	143,338	3,319,524
Huhtamaki OYJ	34,180	1,307,604
Kemira OYJ	49,002	728,906
Kesko OYJ, Class B	22,624	1,381,395
Kone OYJ, Class B	108,252	6,219,232
Konecranes OYJ	25,534	756,226
Metsa Board OYJ	92,623	465,925
Metso OYJ	35,231	1,369,386
Neste OYJ	137,559	4,593,213
Nokia OYJ	1,837,103	9,980,676
Nokian Renkaat OYJ	38,858	1,123,579
Nordea Bank Abp	951,549	6,149,809
Orion OYJ, Class B	37,073	1,280,002
Outokumpu OYJ(c)	124,693	362,355
Outotec OYJ(a)	56,511	357,130
Sampo OYJ, Class A	140,102	5,876,126
Stora Enso OYJ, Class R	191,095	2,220,204
Tieto OYJ	25,530	656,051
UPM-Kymmene OYJ	174,934	4,762,163
Uponor OYJ	32,855	348,249
Valmet OYJ	45,021	882,725
Wartsila OYJ Abp	139,136	1,763,696
YIT OYJ(c)	68,684	383,893

		60,045,003

38	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France — 16.2%
ABC arbitrage	63,031	$442,126
Accor SA	61,126	2,742,724
Aeroports de Paris	9,756	1,691,264
Air France-KLM(a)	64,526	677,051
Air Liquide SA	136,311	18,971,079
Airbus SE	187,544	26,740,394
ALD SA(b)	43,382	652,070
Alstom SA	49,546	2,153,622
Alten SA	11,955	1,492,129
Altran Technologies SA	78,699	1,253,892
Amundi SA(b)	20,645	1,434,335
APERAM SA	19,756	496,237
Arkema SA	21,449	1,951,103
Atos SE	33,007	2,684,954
AXA SA	617,872	15,753,793
BioMerieux	13,776	1,174,139
BNP Paribas SA	359,175	16,868,008
Boiron SA	5,854	262,343
Bollore SA	330,026	1,430,119
Bouygues SA	72,473	2,612,788
Bureau Veritas SA	88,479	2,225,397
Capgemini SE	52,274	6,707,764
Carrefour SA	193,709	3,753,833
Casino Guichard Perrachon SA(c)	18,256	678,896
CGG SA(a)	218,226	485,703
Cie. de Saint-Gobain	160,209	6,199,481
Cie. Generale des Etablissements Michelin SCA	54,954	6,146,111
Cie. Plastic Omnium SA	28,406	754,942
CNP Assurances	58,026	1,208,135
Coface SA(a)	48,708	607,393
Covivio	14,366	1,477,148
Credit Agricole SA	370,307	4,444,591
Danone SA	194,167	16,948,943
Dassault Aviation SA	898	1,239,793
Dassault Systemes SE	42,677	6,557,286
Edenred	79,803	4,037,464
Eiffage SA	25,030	2,490,320
Electricite de France SA	197,618	2,467,612
Elior Group SA(b)	42,893	564,966
Elis SA	72,262	1,350,060
Engie SA	584,808	9,063,661
Eramet	4,472	217,339
EssilorLuxottica SA	91,992	12,562,288
Eurazeo SE	16,115	1,088,209
Eurofins Scientific SE(c)	3,852	1,655,483
Eutelsat Communications SA	58,665	1,131,301
Faurecia SE	25,694	1,230,131
Fnac Darty SA(a)	7,795	550,679
Gaztransport Et Technigaz SA	9,394	859,230
Gecina SA	14,013	2,162,447
Getlink SE	146,322	2,126,039
Hermes International	10,120	7,172,958
ICADE	11,213	980,037
Iliad SA	8,673	905,781
Imerys SA	15,123	637,148
Ingenico Group SA	20,417	1,954,976
Innate Pharma SA(a)(c)	26,273	182,973
Ipsen SA	12,582	1,452,712
IPSOS	19,615	540,524
JCDecaux SA	28,927	841,255

Security	Shares	Value

France (continued)
Kering SA	24,540	$12,828,069
Klepierre SA	61,183	1,896,492
Korian SA	20,080	798,594
Lagardere SCA	20,988	479,045
Legrand SA	84,871	6,034,473
L’Oreal SA	80,373	21,655,922
LVMH Moet Hennessy Louis Vuitton SE	89,253	37,295,163
Maisons du Monde SA(b)	19,629	397,322
Mercialys SA	23,670	269,340
Metropole Television SA	15,830	276,714
Natixis SA	328,298	1,331,249
Neopost SA	17,247	349,491
Nexans SA	11,845	403,691
Nexity SA	16,756	810,795
Orange SA	630,123	9,418,695
Orpea	15,555	1,962,235
Pernod Ricard SA	67,989	12,039,916
Peugeot SA	190,989	4,542,142
Publicis Groupe SA	69,004	3,435,026
Remy Cointreau SA	8,767	1,307,021
Renault SA	62,789	3,533,214
Rexel SA	101,483	1,142,905
Rubis SCA	30,759	1,743,176
Safran SA	106,394	15,381,908
Sanofi	362,946	30,493,687
Sartorius Stedim Biotech	10,273	1,655,072
Schneider Electric SE	175,261	15,236,184
SCOR SE	51,756	2,143,654
SEB SA	7,780	1,256,026
SES SA	120,622	2,009,136
Societe BIC SA(c)	8,273	579,382
Societe Generale SA	246,218	6,087,258
Sodexo SA(c)	28,289	3,264,660
SOITEC(a)	8,978	946,131
Sopra Steria Group	7,093	920,830
SPIE SA	40,894	764,472
STMicroelectronics NV	234,201	4,358,592
Suez	113,872	1,683,706
Teleperformance	19,515	4,119,628
Thales SA	35,037	3,980,990
TOTAL SA	766,092	40,119,287
Ubisoft Entertainment SA(a)	27,914	2,323,499
Unibail-Rodamco-Westfield	43,457	5,854,587
Valeo SA(c)	80,535	2,546,561
Veolia Environnement SA	172,530	4,389,368
Vicat SA	10,858	492,639
Vinci SA	161,947	16,812,268
Vivendi SA	299,467	8,395,679
Wendel SA	9,325	1,297,807
Worldline SA/France(a)(b)	27,616	1,992,448

		522,201,328

Germany — 12.5%
1&1 Drillisch AG(c)	18,702	568,463
Aareal Bank AG	21,715	625,713
adidas AG	58,443	18,841,141
ADO Properties SA(b)	10,806	468,503
AIXTRON SE(a)	51,527	586,323
Allianz SE, Registered	134,967	31,617,276
alstria office REIT AG	63,551	1,033,062
Aroundtown SA	293,967	2,367,054

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
AURELIUS Equity Opportunities SE & Co KGaA(c)	13,131	$534,509
Aurubis AG	16,033	706,191
Axel Springer SE	16,562	1,151,586
BASF SE	293,741	19,796,407
Bayer AG, Registered	303,051	19,823,244
Bayerische Motoren Werke AG	103,912	7,731,937
Bechtle AG	10,930	1,227,898
Beiersdorf AG	32,248	3,770,016
Bilfinger SE	12,334	366,388
Brenntag AG	50,268	2,484,436
CANCOM SE	14,155	802,193
Carl Zeiss Meditec AG, Bearer	13,807	1,528,816
CECONOMY AG(a)	79,358	510,174
Commerzbank AG	332,981	2,284,877
CompuGroup Medical SE	11,303	880,304
Continental AG	36,029	5,023,963
Covestro AG(b)	58,241	2,665,799
CTS Eventim AG & Co. KGaA	24,142	1,216,037
Daimler AG, Registered	289,868	15,134,844
Delivery Hero SE(a)(b)	38,890	1,887,019
Deutsche Bank AG, Registered(c)	639,024	5,008,884
Deutsche Boerse AG	61,174	8,602,434
Deutsche EuroShop AG	19,877	540,883
Deutsche Lufthansa AG, Registered	76,122	1,218,342
Deutsche Pfandbriefbank AG(b)	60,416	693,524
Deutsche Post AG, Registered	316,497	10,398,961
Deutsche Telekom AG, Registered	1,065,030	17,644,766
Deutsche Wohnen SE	115,127	4,258,218
Duerr AG	18,970	573,018
E.ON SE	711,109	7,168,492
ElringKlinger AG(a)(c)	20,687	118,619
Evonik Industries AG	56,019	1,619,165
Evotec SE(a)	44,617	1,278,675
Fraport AG Frankfurt Airport Services Worldwide	13,395	1,129,287
Freenet AG	43,530	860,277
Fresenius Medical Care AG & Co. KGaA	70,694	4,950,902
Fresenius SE & Co. KGaA	135,166	6,853,487
GEA Group AG	49,742	1,254,419
Gerresheimer AG(c)	12,423	980,672
Grand City Properties SA	40,127	913,206
GRENKE AG(c)	10,775	935,757
Hannover Rueck SE	18,777	2,962,424
HeidelbergCement AG	49,523	3,618,214
Heidelberger Druckmaschinen AG(a)(c)	133,723	147,249
HelloFresh SE(a)	57,761	560,150
Henkel AG & Co. KGaA	33,481	3,170,472
HOCHTIEF AG	8,778	1,004,708
HUGO BOSS AG	20,639	1,313,506
Indus Holding AG	10,355	414,477
Infineon Technologies AG	402,990	7,636,686
Innogy SE	39,193	1,656,042
Innogy SE, New(b)	5,765	279,280
Jenoptik AG	24,106	684,410
K+S AG, Registered	64,208	1,053,036
KION Group AG	22,411	1,212,936
Kloeckner & Co. SE(c)	30,969	155,164
Knorr-Bremse AG	14,410	1,471,243
Krones AG	6,571	379,708
LANXESS AG	28,361	1,709,586
LEG Immobilien AG	19,350	2,255,687

Security	Shares	Value

Germany (continued)
Leoni AG(a)(c)	12,505	$169,792
Merck KGaA	41,777	4,299,801
METRO AG(c)	64,863	1,011,058
MorphoSys AG(a)(c)	11,750	1,429,911
MTU Aero Engines AG	17,186	4,334,052
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	46,840	11,358,628
Nemetschek SE	21,774	1,235,189
Nordex SE(a)	24,486	290,620
Norma Group SE	13,271	479,331
OSRAM Licht AG(c)	33,043	1,265,578
Pfeiffer Vacuum Technology AG(c)	3,336	467,631
ProSiebenSat.1 Media SE	80,166	1,046,982
Puma SE	26,589	1,872,465
QIAGEN NV(a)	78,091	2,997,915
Rational AG	1,345	922,474
Rheinmetall AG	14,875	1,712,492
RHOEN-KLINIKUM AG	19,047	508,966
RIB Software SE	17,602	384,710
Rocket Internet SE(a)(b)(c)	34,432	978,350
RTL Group SA	17,561	871,256
RWE AG	180,321	4,910,819
Salzgitter AG	17,838	394,237
SAP SE	317,331	39,472,493
Scout24 AG(b)	36,463	2,040,044
SGL Carbon SE(a)	29,183	199,665
Siemens AG, Registered	245,334	27,039,595
Siemens Healthineers AG(b)	48,048	2,022,975
Siltronic AG	8,147	641,310
Sixt SE	8,087	834,227
SMA Solar Technology AG(a)(c)	6,955	169,742
Software AG	18,316	522,673
Stabilus SA	11,256	520,848
Stroeer SE & Co. KGaA	12,133	965,209
Suedzucker AG(c)	26,919	420,202
Symrise AG	41,499	3,864,584
TAG Immobilien AG	50,456	1,199,956
Telefonica Deutschland Holding AG	332,424	844,246
thyssenkrupp AG(c)	130,549	1,699,179
TLG Immobilien AG	35,675	1,054,580
TUI AG	140,878	1,410,345
Uniper SE	64,182	1,997,313
United Internet AG, Registered(d)	42,277	1,274,217
Volkswagen AG	11,447	1,971,665
Vonovia SE	158,204	7,796,147
Vossloh AG	7,208	284,901
Wirecard AG	38,018	6,417,112
Zalando SE(a)(b)(c)	41,539	1,927,680

		403,854,304

Ireland — 0.9%
AIB Group PLC	264,808	913,995
Bank of Ireland Group PLC	338,813	1,508,937
C&C Group PLC	146,941	667,505
Cairn Homes PLC(a)	287,130	341,430
CRH PLC	265,300	8,861,549
Dalata Hotel Group PLC	85,114	440,662
Flutter Entertainment PLC	27,498	2,191,512
Glanbia PLC	68,754	903,298
Grafton Group PLC	93,842	835,358
Kerry Group PLC, Class A	50,859	5,968,423

40	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ireland (continued)
Kingspan Group PLC	51,704	$2,550,228
Smurfit Kappa Group PLC	74,706	2,372,226
UDG Healthcare PLC	100,748	986,887

		28,542,010

Italy — 3.9%
A2A SpA	569,530	1,001,901
Amplifon SpA	47,549	1,179,527
Anima Holding SpA(b)	184,685	685,976
Ascopiave SpA	100,367	459,845
Assicurazioni Generali SpA	340,143	6,377,563
Atlantia SpA	163,531	4,235,073
Autogrill SpA	51,713	549,287
Azimut Holding SpA(c)	41,549	784,118
Banca Generali SpA	27,252	799,825
Banca Mediolanum SpA	104,223	750,211
Banca Popolare di Sondrio SCPA	249,031	521,547
Banco BPM SpA(a)	506,387	951,713
BPER Banca	164,819	618,243
Buzzi Unicem SpA	39,154	802,131
Cerved Group SpA	83,132	661,335
CNH Industrial NV	329,395	3,364,549
Credito Emiliano SpA	101,980	514,924
Davide Campari-Milano SpA	194,433	1,822,776
De’ Longhi SpA	25,650	519,197
DiaSorin SpA	8,919	1,042,693
Enav SpA(b)	92,889	515,458
Enel SpA	2,598,461	17,934,487
Eni SpA	814,301	12,877,951
ERG SpA	18,264	355,051
Ferrari NV	39,319	6,376,232
Fiat Chrysler Automobiles NV	354,865	4,755,503
FinecoBank Banca Fineco SpA	191,495	1,917,189
Freni Brembo SpA	59,305	612,100
Hera SpA	303,869	1,140,164
IMA Industria Macchine Automatiche SpA(c)	7,653	604,980
Immobiliare Grande Distribuzione SIIQ SpA(c)	50,485	327,142
Infrastrutture Wireless Italiane SpA(b)	93,222	952,823
Interpump Group SpA(c)	31,701	899,339
Intesa Sanpaolo SpA	4,759,118	10,387,769
Iren SpA	296,356	779,372
Italgas SpA	179,304	1,141,525
Leonardo SpA	126,090	1,549,890
Mediaset SpA(a)(c)	133,662	394,520
Mediobanca Banca di Credito Finanziario SpA	199,766	2,013,785
Moncler SpA	60,528	2,504,955
Pirelli & C SpA(b)	159,225	947,390
Poste Italiane SpA(b)	165,973	1,785,113
Prysmian SpA	79,400	1,650,502
Recordati SpA	36,787	1,660,054
Saipem SpA(a)	205,772	1,029,146
Salini Impregilo SpA(a)(c)	97,973	189,805
Salvatore Ferragamo SpA	24,428	516,085
Saras SpA	257,020	426,387
Snam SpA	692,179	3,421,013
Societa Cattolica di Assicurazioni SC	65,478	558,803
Tamburi Investment Partners SpA(c)	59,506	379,635
Technogym SpA(b)	43,994	477,583
Telecom Italia SpA/Milano(a)	3,064,399	1,742,117
Tenaris SA	150,972	1,913,730
Terna Rete Elettrica Nazionale SpA	455,740	2,792,844

Security	Shares	Value

Italy (continued)
Tod’s SpA(c)	5,051	$253,070
UniCredit SpA	653,040	7,747,920
Unione di Banche Italiane SpA(c)	382,658	990,569
Unipol Gruppo SpA	213,347	1,101,475

		125,265,910

Netherlands — 5.9%
Aalberts NV	35,656	1,447,439
ABN AMRO Bank NV, CVA(b)	132,027	2,640,099
Adyen NV(a)(b)	3,444	2,634,335
Aegon NV	592,102	2,951,445
AerCap Holdings NV(a)	42,820	2,334,975
Akzo Nobel NV	71,510	6,803,462
Altice Europe NV, Class A(a)	196,648	737,854
AMG Advanced Metallurgical Group NV(c)	14,525	422,093
Arcadis NV(c)	32,557	668,793
ArcelorMittal	216,505	3,499,660
Argenx SE(a)(c)	10,604	1,500,605
ASM International NV	19,258	1,587,126
ASML Holding NV	136,620	30,848,451
ASR Nederland NV	46,730	1,770,553
BE Semiconductor Industries NV(c)	30,990	931,270
Boskalis Westminster(c)	30,183	688,582
Corbion NV	27,286	896,824
Eurocommercial Properties NV	19,393	491,869
Euronext NV(b)	20,054	1,557,386
EXOR NV	35,360	2,478,724
Flow Traders(b)	14,731	391,996
Fugro NV, CVA(a)(c)	40,536	334,073
Heineken Holding NV	41,258	4,212,390
Heineken NV	81,694	8,833,849
IMCD NV	18,954	1,686,160
ING Groep NV	1,241,325	13,920,420
Intertrust NV(b)	28,396	545,694
InterXion Holding NV(a)	25,817	1,944,020
Koninklijke Ahold Delhaize NV	381,567	8,690,033
Koninklijke BAM Groep NV(c)	127,497	430,976
Koninklijke DSM NV	58,498	7,346,851
Koninklijke KPN NV	1,153,637	3,315,189
Koninklijke Philips NV	298,343	14,112,456
Koninklijke Vopak NV	23,762	1,179,965
NN Group NV	98,168	3,719,487
NSI NV	13,034	558,714
NXP Semiconductors NV	95,658	9,890,081
OCI NV(a)	30,840	814,136
PostNL NV	176,326	304,985
Randstad NV	37,690	1,911,042
Rhi Magnesita NV	9,935	544,745
SBM Offshore NV	60,087	1,200,870
Signify NV(b)	37,905	1,036,094
Takeaway.com NV(a)(b)	12,859	1,162,557
TKH Group NV	16,632	996,272
TomTom NV	34,700	413,626
Unilever NV	462,853	26,967,764
Wereldhave NV	14,655	314,263
Wolters Kluwer NV	89,990	6,568,774

		190,239,027

Norway — 1.4%
Adevinta ASA, Class B(a)	50,216	563,206
Akastor ASA(a)	84,430	109,018

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Aker ASA, Class A	8,433	$450,344
Aker BP ASA	44,480	1,276,305
Aker Solutions ASA(a)	97,138	315,227
Austevoll Seafood ASA	45,699	469,876
Bakkafrost P/F	15,233	884,596
Borr Drilling Ltd.(a)(c)	34,869	337,718
Borregaard ASA	54,398	574,495
DNB ASA	313,819	5,672,601
DNO ASA	280,519	475,924
Entra ASA(b)	63,906	935,776
Equinor ASA	330,184	5,974,054
Gjensidige Forsikring ASA	71,969	1,413,181
Kongsberg Automotive ASA(a)	429,850	319,609
Kongsberg Gruppen ASA	40,217	514,713
Leroy Seafood Group ASA	118,143	753,330
Mowi ASA	145,544	3,531,563
Norsk Hydro ASA	446,240	1,545,163
Norwegian Air Shuttle ASA(a)(c)	38,490	174,649
Norwegian Finans Holding ASA(a)	71,626	502,390
Orkla ASA	264,111	2,269,905
PGS ASA(a)	157,424	227,290
Salmar ASA	20,701	965,238
Schibsted ASA, Class B	35,409	922,484
SpareBank 1 SMN	80,960	897,881
SpareBank 1 SR-Bank ASA	75,868	825,427
Storebrand ASA	170,619	1,165,261
Subsea 7 SA	103,074	1,120,835
Telenor ASA	243,947	5,002,631
TGS NOPEC Geophysical Co. ASA	35,610	872,171
Tomra Systems ASA	40,165	1,197,310
Yara International ASA	58,655	2,782,362

		45,042,533

Portugal — 0.3%
Banco Comercial Portugues SA, Class R	3,639,170	936,788
EDP — Energias de Portugal SA	817,298	3,022,042
Galp Energia SGPS SA	164,919	2,586,299
Jeronimo Martins SGPS SA	82,060	1,334,394
Navigator Co. SA (The)	97,760	331,762
NOS SGPS SA	115,670	724,427
REN — Redes Energeticas Nacionais SGPS SA	196,068	533,749
Sonae SGPS SA	475,852	447,692

		9,917,153

Spain — 4.5%
Acciona SA(c)	8,610	923,168
Acerinox SA	59,261	500,797
ACS Actividades de Construccion y Servicios SA	85,581	3,487,463
Aena SME SA(b)	21,121	3,858,995
Amadeus IT Group SA	141,199	11,218,572
Applus Services SA	57,619	818,592
Atresmedia Corp. de Medios de Comunicacion SA	55,792	219,031
Banco Bilbao Vizcaya Argentaria SA	2,145,188	10,985,684
Banco de Sabadell SA	1,832,878	1,615,439
Banco Santander SA	5,184,148	22,297,349
Bankia SA	415,617	829,475
Bankinter SA	224,459	1,466,487
Bolsas y Mercados Espanoles SHMSF SA	26,450	629,629
CaixaBank SA	1,162,520	2,892,871
Cellnex Telecom SA(b)(c)	68,264	2,575,814
Cia. de Distribucion Integral Logista Holdings SA	23,814	500,594

Security	Shares	Value

Spain (continued)
Cie. Automotive SA	31,859	$813,723
Corp Financiera Alba SA	12,088	625,160
Ebro Foods SA	36,106	732,451
Enagas SA	55,318	1,211,804
Ence Energia y Celulosa SA	53,833	197,195
Endesa SA	96,813	2,409,142
Euskaltel SA(b)	48,202	423,978
Faes Farma SA	143,319	714,082
Ferrovial SA	158,684	4,160,784
Global Dominion Access SA(a)(b)	56,559	273,302
Grifols SA	98,631	3,217,601
Grupo Catalana Occidente SA	20,200	727,573
Iberdrola SA	1,854,663	17,696,890
Iberdrola SA, New(a)(e)	43,132	411,556
Indra Sistemas SA(a)	75,351	651,870
Industria de Diseno Textil SA	350,937	10,561,518
Inmobiliaria Colonial Socimi SA	100,531	1,130,505
Lar Espana Real Estate Socimi SA	48,033	372,755
Liberbank SA	914,126	345,030
Mapfre SA	364,857	1,012,736
Masmovil Ibercom SA(a)	26,503	604,923
Mediaset Espana Comunicacion SA	69,876	414,051
Melia Hotels International SA	62,867	558,219
Merlin Properties Socimi SA	114,826	1,578,913
Miquel y Costas & Miquel SA	15,516	269,498
Naturgy Energy Group SA	99,065	2,525,846
Neinor Homes SA(a)(b)	31,531	391,088
Prosegur Cia. de Seguridad SA	108,369	508,935
Red Electrica Corp. SA	137,561	2,619,043
Repsol SA	470,129	7,529,706
Sacyr SA	200,093	519,085
Siemens Gamesa Renewable Energy SA	82,261	1,160,895
Tecnicas Reunidas SA(a)	15,494	377,107
Telefonica SA	1,475,440	11,369,504
Viscofan SA	15,521	765,897
Zardoya Otis SA	77,065	531,986

		144,234,311

Sweden — 4.7%
AAK AB	72,912	1,504,124
AF POYRY AB, Class B	39,706	941,207
Alfa Laval AB	98,674	1,862,773
Arjo AB, Class B	106,577	433,500
Assa Abloy AB, Class B	319,895	7,432,866
Atlas Copco AB, Class A	219,053	6,781,791
Atlas Copco AB, Class B	122,355	3,377,369
Axfood AB	53,349	1,131,139
BillerudKorsnas AB	66,528	776,714
Boliden AB	90,575	2,077,631
Bonava AB, Class B	37,934	457,906
Bravida Holding AB(b)	98,422	825,899
Castellum AB	87,943	1,801,369
Dometic Group AB(b)	109,181	1,005,182
Electrolux AB, Series B	75,889	1,773,590
Elekta AB, Class B	123,313	1,767,463
Epiroc AB, Class A	223,100	2,467,480
Epiroc AB, Class B	128,120	1,343,550
Essity AB, Class B	200,050	6,005,785
Evolution Gaming Group AB(b)	39,597	870,931
Fabege AB	88,964	1,386,882
Fastighets AB Balder, Class B(a)	34,943	1,210,037

42	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Getinge AB, Class B	79,613	$1,179,695
Hemfosa Fastigheter AB	64,774	588,784
Hennes & Mauritz AB, Class B	262,735	4,619,222
Hexagon AB, Class B	86,270	4,226,651
Hexpol AB	107,975	830,088
Holmen AB, Class B	38,012	812,294
Hufvudstaden AB, Class A	42,612	757,347
Husqvarna AB, Class B	143,418	1,283,312
ICA Gruppen AB	32,885	1,471,283
Industrivarden AB, Class C	56,986	1,249,835
Indutrade AB	40,711	1,164,487
Intrum AB	29,167	771,045
Investor AB, Class B	145,213	6,972,174
JM AB	33,015	860,724
Kindred Group PLC	92,934	576,408
Kinnevik AB, Class B	81,940	2,108,045
Kungsleden AB	77,555	681,112
L E Lundbergforetagen AB, Class B	25,629	958,034
Lifco AB, Class B	18,962	979,612
Loomis AB, Class B	27,769	963,925
Lundin Petroleum AB	64,368	2,050,511
Millicom International Cellular SA, SDR	22,678	1,174,424
Modern Times Group MTG AB, Class B(a)	26,302	245,935
NCC AB, Class B	35,935	578,367
NetEnt AB	71,023	212,851
Nibe Industrier AB, Class B	130,417	1,858,410
Nobia AB	107,467	702,395
Nordic Entertainment Group AB, Class B	29,931	723,849
Nyfosa AB(a)	79,648	495,250
Peab AB	74,361	636,008
Saab AB, Class B(c)	33,618	1,068,484
Sandvik AB	362,333	5,633,391
SAS AB(a)	108,583	150,427
Securitas AB, Class B	101,646	1,589,353
Skandinaviska Enskilda Banken AB, Class A	522,648	4,961,074
Skanska AB, Class B	112,474	2,119,187
SKF AB, Class B	122,428	2,027,885
SSAB AB, Class A	105,565	302,506
SSAB AB, Class B	248,786	639,007
Svenska Cellulosa AB SCA, Class B	194,783	1,630,442
Svenska Handelsbanken AB, Class A	489,664	4,450,957
Sweco AB, Class B	30,326	853,528
Swedbank AB, Class A	295,921	4,077,989
Swedish Match AB	60,250	2,323,165
Swedish Orphan Biovitrum AB(a)	62,535	1,220,303
Tele2 AB, Class B	169,993	2,453,368
Telefonaktiebolaget LM Ericsson, Class B	1,005,730	8,921,743
Telia Co. AB	878,447	3,951,256
THQ Nordic AB(a)	21,314	507,458
Thule Group AB(b)	53,013	1,170,434
Trelleborg AB, Class B	85,709	1,193,189
Vitrolife AB	26,757	518,787
Volvo AB, Class B	481,372	7,238,281
Wallenstam AB, Class B	74,890	789,248
Wihlborgs Fastigheter AB	69,200	1,018,543

		149,777,270

Switzerland — 14.1%
ABB Ltd., Registered	588,894	11,186,012
Adecco Group AG, Registered	51,884	2,854,144
Alcon Inc.(a)	139,271	8,159,311

Security	Shares	Value

Switzerland (continued)
Allreal Holding AG, Registered	6,180	$1,083,685
Arbonia AG, Registered(c)	30,227	353,564
Aryzta AG(a)(c)	345,974	289,779
Baloise Holding AG, Registered	17,014	3,091,736
Banque Cantonale Vaudoise, Registered	1,468	1,097,293
Barry Callebaut AG, Registered	739	1,454,860
BKW AG	10,593	689,080
Bucher Industries AG, Registered	2,927	879,874
Burckhardt Compression Holding AG	2,024	492,711
Cembra Money Bank AG	13,738	1,332,864
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	336	2,487,758
Chocoladefabriken Lindt & Spruengli AG, Registered	39	3,242,121
Cie. Financiere Richemont SA, Registered	169,621	14,631,953
Clariant AG, Registered	63,330	1,166,168
Coca-Cola HBC AG	65,437	2,272,327
Credit Suisse Group AG, Registered	826,718	10,045,876
Daetwyler Holding AG, Bearer	4,067	631,001
DKSH Holding AG	12,160	617,826
dormakaba Holding AG	1,247	919,505
Dufry AG, Registered	15,929	1,410,119
Emmi AG, Registered	919	771,867
EMS-Chemie Holding AG, Registered	2,753	1,732,443
Flughafen Zurich AG, Registered	6,899	1,265,514
Forbo Holding AG, Registered	524	822,521
Galenica AG(b)	20,817	1,078,699
Geberit AG, Registered	11,985	5,562,735
Georg Fischer AG, Registered	1,422	1,235,273
Givaudan SA, Registered	2,948	7,879,200
Helvetia Holding AG, Registered	12,780	1,635,582
Huber & Suhner AG, Registered	6,756	541,845
Idorsia Ltd.(a)(c)	38,427	825,986
Implenia AG, Registered	6,501	175,067
Interroll Holding AG, Registered	256	522,343
Julius Baer Group Ltd	73,926	3,184,045
Kuehne + Nagel International AG, Registered	17,846	2,645,354
LafargeHolcim Ltd., Registered	156,037	7,715,163
Landis+Gyr Group AG	9,587	781,486
Leonteq AG(a)	7,065	253,626
Logitech International SA, Registered	59,362	2,471,618
Lonza Group AG, Registered	24,475	8,437,694
Meyer Burger Technology AG(a)(c)	290,608	120,118
Mobimo Holding AG, Registered	3,897	1,045,105
Nestle SA, Registered	984,182	105,078,826
Novartis AG, Registered	699,007	64,576,950
OC Oerlikon Corp. AG, Registered	84,808	914,898
Panalpina Welttransport Holding AG(a)	3,775	853,379
Pargesa Holding SA, Bearer	15,089	1,138,534
Partners Group Holding AG	6,130	4,917,622
PSP Swiss Property AG, Registered	12,625	1,520,101
Roche Holding AG, NVS	226,326	60,959,422
Schindler Holding AG, Participation Certificates, NVS	12,284	2,856,340
Schindler Holding AG, Registered	8,041	1,821,002
Schmolz + Bickenbach AG, Registered(a)(c)	361,369	118,631
SFS Group AG	7,637	590,518
SGS SA, Registered	1,699	4,221,758
Siegfried Holding AG, Registered	2,076	777,976
SIG Combibloc Group AG	64,505	793,607
Sika AG, Registered	41,922	6,097,745
Sonova Holding AG, Registered	18,363	4,256,877

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Straumann Holding AG, Registered	3,582	$2,941,582
Sulzer AG, Registered	8,551	868,056
Sunrise Communications Group AG(b)	14,089	1,048,848
Swatch Group AG (The), Bearer	9,178	2,686,651
Swatch Group AG (The), Registered	21,835	1,199,822
Swiss Life Holding AG, Registered	11,500	5,593,182
Swiss Prime Site AG, Registered	23,653	2,091,738
Swiss Re AG	95,818	9,345,642
Swisscom AG, Registered	8,084	3,939,929
Tecan Group AG, Registered	5,641	1,441,589
Temenos AG, Registered	21,414	3,809,096
UBS Group AG, Registered	1,237,396	13,867,584
Valiant Holding AG, Registered	7,881	815,166
VAT Group AG(b)(c)	10,012	1,263,130
Vifor Pharma AG	15,306	2,283,532
Vontobel Holding AG, Registered	12,511	662,830
Zurich Insurance Group AG	47,833	16,741,550

		453,186,964

United Kingdom — 26.6%
3i Group PLC	308,715	4,205,319
AA PLC	204,934	125,365
Abcam PLC	70,731	1,132,814
Acacia Mining PLC(a)	70,073	193,395
Admiral Group PLC	60,017	1,592,481
Aggreko PLC	91,126	930,125
Anglo American PLC	341,613	8,528,895
Antofagasta PLC	129,172	1,485,483
AO World PLC(a)(c)	105,895	94,784
Ascential PLC(b)	147,641	719,862
Ashmore Group PLC	140,486	922,877
Ashtead Group PLC	157,784	4,391,406
ASOS PLC(a)(c)	20,332	648,777
Associated British Foods PLC	115,017	3,408,149
Assura PLC	924,946	731,628
AstraZeneca PLC	409,311	35,388,389
Auto Trader Group PLC(b)	314,942	2,089,348
Avast PLC(b)	159,905	658,657
AVEVA Group PLC	24,533	1,199,174
Aviva PLC	1,253,133	6,231,195
B&M European Value Retail SA	305,693	1,384,932
Babcock International Group PLC	93,657	546,328
BAE Systems PLC	1,022,117	6,865,902
Balfour Beatty PLC	245,517	619,284
Bank of Georgia Group PLC	18,608	320,351
Barclays PLC	5,454,629	10,290,883
Barratt Developments PLC	325,699	2,573,072
BBA Aviation PLC	372,342	1,458,926
BCA Marketplace PLC	297,258	880,826
Beazley PLC	175,982	1,242,249
Bellway PLC	39,460	1,435,009
Berkeley Group Holdings PLC	40,846	1,939,539
Big Yellow Group PLC	60,988	738,553
Blue Prism Group PLC(a)	24,522	427,270
Bodycote PLC	68,787	620,326
boohoo Group PLC(a)	260,539	764,046
Bovis Homes Group PLC	48,054	619,582
BP PLC	6,499,380	43,427,722
Brewin Dolphin Holdings PLC	113,423	442,197
British American Tobacco PLC	741,416	26,799,055
British Land Co. PLC (The)	270,502	1,682,579

Security	Shares	Value

United Kingdom (continued)
Britvic PLC	98,624	$1,107,371
BT Group PLC	2,730,769	6,459,342
BTG PLC(a)	118,704	1,215,829
Bunzl PLC	106,306	2,798,578
Burberry Group PLC	136,798	3,783,878
Burford Capital Ltd	66,664	1,227,666
Cairn Energy PLC(a)	261,775	507,720
Capita PLC(a)	575,578	821,406
Capital & Counties Properties PLC	242,075	587,186
Card Factory PLC	138,741	282,343
Carnival PLC	53,893	2,443,584
Centamin PLC	480,844	764,812
Centrica PLC	1,842,302	1,716,218
Cineworld Group PLC	339,263	1,059,713
Clinigen Healthcare Ltd.(a)	50,456	622,751
Close Brothers Group PLC	50,456	822,303
Coats Group PLC	634,713	619,797
Cobham PLC(a)	847,586	1,715,528
Coca-Cola European Partners PLC	79,839	4,413,500
Compass Group PLC	506,597	12,920,908
ConvaTec Group PLC(b)	510,181	975,143
Countryside Properties PLC(b)	211,849	762,632
Cranswick PLC	20,311	662,034
Crest Nicholson Holdings PLC	126,979	570,610
Croda International PLC	41,580	2,386,785
CYBG PLC	444,258	935,904
Daily Mail & General Trust PLC, Class A, NVS	53,392	517,777
DCC PLC	33,769	2,878,680
De La Rue PLC	49,077	140,316
Dechra Pharmaceuticals PLC	34,685	1,251,168
Derwent London PLC	31,646	1,131,469
Diageo PLC	775,583	32,701,640
Dialog Semiconductor PLC(a)	27,387	1,257,213
Diploma PLC	48,435	899,676
Direct Line Insurance Group PLC	417,514	1,648,190
Dixons Carphone PLC	346,138	506,687
Domino’s Pizza Group PLC	179,541	543,882
Drax Group PLC	155,409	575,439
DS Smith PLC	454,102	1,983,342
Dunelm Group PLC	45,970	520,382
easyJet PLC	51,667	609,862
EI Group PLC(a)	247,438	851,361
Electrocomponents PLC	158,959	1,184,563
Elementis PLC	239,080	442,040
EnQuest PLC(a)	790,737	225,595
Entertainment One Ltd.	145,462	785,469
Equiniti Group PLC(b)	134,364	346,154
Essentra PLC	135,297	706,393
Euromoney Institutional Investor PLC	39,944	674,950
Evraz PLC	156,651	1,248,692
Experian PLC	289,513	8,862,357
Ferguson PLC	74,328	5,609,915
Ferrexpo PLC	109,653	346,000
Fevertree Drinks PLC	36,524	1,044,702
Firstgroup PLC(a)	465,397	654,194
Fresnillo PLC	69,926	514,582
G4S PLC	513,203	1,203,684
Galliford Try PLC	44,312	321,206
Games Workshop Group PLC	11,323	628,891
GB Group PLC	74,289	545,779

44	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Genus PLC	27,705	$895,578
GlaxoSmithKline PLC	1,597,012	33,293,693
Glencore PLC	3,616,618	11,799,389
Go-Ahead Group PLC (The)	17,299	452,019
GoCo Group PLC	222,907	234,181
Grainger PLC	268,942	748,842
Great Portland Estates PLC	86,604	701,788
Greencore Group PLC(c)	207,423	543,007
Greene King PLC	110,914	849,347
Greggs PLC	39,115	1,070,918
GVC Holdings PLC	196,656	1,424,546
Halfords Group PLC	109,087	256,457
Halma PLC	135,769	3,308,224
Hammerson PLC	281,842	739,553
Hansteen Holdings PLC	181,913	195,123
Hargreaves Lansdown PLC	93,167	2,395,646
Hays PLC	521,593	984,182
Helical PLC	75,365	328,519
Hikma Pharmaceuticals PLC	51,450	1,159,478
Hiscox Ltd.	94,894	1,975,281
HomeServe PLC	101,460	1,417,495
Howden Joinery Group PLC	192,066	1,305,223
HSBC Holdings PLC	6,437,944	51,767,284
Hunting PLC	67,054	418,732
IG Group Holdings PLC	132,454	927,364
IMI PLC	90,005	1,152,211
Imperial Brands PLC	307,740	7,894,218
Inchcape PLC	146,998	1,124,048
Indivior PLC(a)	427,871	287,101
Informa PLC	410,320	4,391,120
Inmarsat PLC	160,420	1,124,737
InterContinental Hotels Group PLC	57,278	4,010,967
Intermediate Capital Group PLC	101,843	1,733,354
Intertek Group PLC	52,265	3,652,886
Intu Properties PLC(c)	315,414	184,801
Investec PLC	222,311	1,279,926
IQE PLC(a)(c)	276,341	224,506
ITE Group PLC	475,439	426,717
ITV PLC	1,185,531	1,610,577
IWG PLC	223,435	1,036,614
J D Wetherspoon PLC	27,219	510,256
J Sainsbury PLC	577,634	1,390,874
JD Sports Fashion PLC	159,111	1,265,963
John Laing Group PLC(b)	225,870	1,066,994
John Menzies PLC	72,193	367,730
John Wood Group PLC	237,592	1,544,783
Johnson Matthey PLC	62,935	2,477,504
Jupiter Fund Management PLC	160,137	732,946
Just Eat PLC(a)	205,951	1,920,074
Just Group PLC(a)	337,764	195,042
KAZ Minerals PLC	103,520	732,644
Keller Group PLC	28,952	233,263
Keywords Studios PLC	23,003	468,401
Kier Group PLC(c)	62,814	47,417
Kingfisher PLC	683,986	1,862,615
Lancashire Holdings Ltd.	79,885	678,349
Land Securities Group PLC	220,683	2,151,455
Legal & General Group PLC	1,844,798	5,913,705
Lloyds Banking Group PLC	22,794,278	14,884,649
London Stock Exchange Group PLC	100,535	8,156,613

Security	Shares	Value

United Kingdom (continued)
LondonMetric Property PLC	281,695	$700,191
Man Group PLC	555,236	1,163,918
Marks & Spencer Group PLC	635,300	1,617,240
Marshalls PLC	77,366	602,488
Marston’s PLC	310,506	406,433
McCarthy & Stone PLC(b)	177,086	301,181
Mediclinic International PLC(c)	127,514	536,010
Meggitt PLC	257,004	1,877,432
Melrose Industries PLC	1,635,931	3,744,826
Merlin Entertainments PLC(b)	245,605	1,357,801
Metro Bank PLC(a)(c)	45,201	198,583
Micro Focus International PLC	111,381	2,371,384
Mitchells & Butlers PLC(a)	106,603	396,811
Mitie Group PLC	143,360	289,636
Mondi PLC	156,932	3,465,523
Moneysupermarket.com Group PLC	195,730	884,112
Morgan Advanced Materials PLC	119,357	367,413
N Brown Group PLC	68,314	100,377
National Express Group PLC	180,517	927,459
National Grid PLC	1,084,494	11,211,536
NewRiver REIT PLC(c)	176,163	353,753
Next PLC	45,545	3,381,747
NMC Health PLC(c)	34,956	1,058,919
Northgate PLC	66,678	268,608
Ocado Group PLC(a)	148,469	2,264,231
Pagegroup PLC	115,492	634,667
Paragon Banking Group PLC	136,607	697,510
Pearson PLC	253,642	2,705,703
Pennon Group PLC	140,076	1,230,113
Persimmon PLC	106,221	2,612,952
Petrofac Ltd.	88,594	455,286
Pets at Home Group PLC	199,599	508,350
Phoenix Group Holdings PLC	190,440	1,622,030
Playtech PLC	114,000	619,489
Plus500 Ltd.	35,145	257,942
Premier Foods PLC(a)	784,407	324,638
Primary Health Properties PLC	415,906	670,181
Provident Financial PLC	97,706	521,494
Prudential PLC	828,562	17,226,770
Purplebricks Group PLC(a)	74,477	106,331
QinetiQ Group PLC	226,550	802,239
Quilter PLC(b)	670,147	1,187,353
Rathbone Brothers PLC	20,952	565,686
Reckitt Benckiser Group PLC	227,536	17,752,808
Redrow PLC	83,629	574,462
RELX PLC	627,339	15,005,721
Renishaw PLC	14,039	662,505
Rentokil Initial PLC	622,321	3,314,705
Restaurant Group PLC (The)	188,143	351,087
Rightmove PLC	307,111	1,987,007
Rio Tinto PLC	368,854	21,218,207
Rolls-Royce Holdings PLC	554,784	5,855,613
Rotork PLC	297,609	1,124,197
Royal Bank of Scotland Group PLC	1,547,567	4,111,974
Royal Dutch Shell PLC, Class A	1,423,950	45,227,843
Royal Dutch Shell PLC, Class B	1,211,866	38,617,709
Royal Mail PLC	307,050	788,404
RPS Group PLC	123,445	189,545
RSA Insurance Group PLC	321,543	2,207,157
RWS Holdings PLC	71,484	568,936

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Safestore Holdings PLC	91,198	$697,921
Saga PLC	398,860	217,429
Sage Group PLC (The)	351,637	3,100,047
Sanne Group PLC	56,602	381,185
Savills PLC	58,946	686,759
Schroders PLC	42,441	1,544,976
Segro PLC	349,580	3,271,107
Senior PLC	209,610	515,367
Serco Group PLC(a)	474,510	856,415
Severn Trent PLC	73,608	1,816,106
Shaftesbury PLC	57,240	551,238
SIG PLC	196,953	317,607
Sirius Minerals PLC(a)(c)	2,655,541	488,387
Smith & Nephew PLC	282,534	6,431,189
Smiths Group PLC	127,446	2,562,362
Soco International PLC	140,546	105,836
Sophos Group PLC(b)	118,759	632,553
Spectris PLC	38,647	1,204,801
Spirax-Sarco Engineering PLC	26,343	2,901,400
Spire Healthcare Group PLC(b)	108,709	150,945
Sports Direct International PLC(a)	138,011	383,264
SSE PLC	325,696	4,388,778
SSP Group PLC	148,442	1,283,225
St. James’s Place PLC	172,973	2,084,081
St. Modwen Properties PLC	97,487	496,571
Stagecoach Group PLC	187,347	298,216
Standard Chartered PLC	909,389	7,536,179
Standard Life Aberdeen PLC	807,026	2,952,632
Stobart Group Ltd.	170,012	238,981
Stock Spirits Group PLC	144,122	404,117
Synthomer PLC	127,420	472,427
TalkTalk Telecom Group PLC(c)	259,140	334,121
Tate & Lyle PLC	156,690	1,449,304
Taylor Wimpey PLC	1,050,082	2,080,381
Ted Baker PLC	12,832	142,981
Telecom Plus PLC	27,078	441,633
Tesco PLC	3,160,275	8,640,816
TP ICAP PLC	204,133	784,095
Travis Perkins PLC	81,790	1,368,019
Tritax Big Box REIT PLC	645,628	1,209,525
Tullow Oil PLC	497,710	1,180,754
Ultra Electronics Holdings PLC	26,961	648,034
Unilever PLC	360,874	21,896,981
UNITE Group PLC (The)	90,635	1,145,294
United Utilities Group PLC	210,463	2,032,234
Vectura Group PLC(a)	359,029	353,009
Vesuvius PLC	83,099	510,279
Victrex PLC	30,456	760,754
Vodafone Group PLC	8,582,581	15,771,823
Weir Group PLC (The)	90,507	1,658,995
WH Smith PLC	45,387	1,177,060
Whitbread PLC	43,219	2,393,550
William Hill PLC	310,301	579,611
Wm Morrison Supermarkets PLC	749,368	1,786,038

Security	Shares	Value

United Kingdom (continued)
Workspace Group PLC	50,187	$518,958
WPP PLC	410,296	4,875,164

		856,095,214

Total Common Stocks — 98.7% (Cost: $3,280,531,553)		3,174,359,870

Preferred Stocks

Germany — 0.8%
Bayerische Motoren Werke AG, Preference Shares, NVS	17,487	1,048,460
Fuchs Petrolub SE, Preference Shares, NVS	27,810	1,081,870
Henkel AG & Co. KGaA, Preference Shares, NVS	58,510	6,074,122
Jungheinrich AG, Preference Shares, NVS	18,951	424,955
Porsche Automobil Holding SE, Preference Shares, NVS	53,221	3,536,413
Sartorius AG, Preference Shares, NVS	12,424	2,564,616
Volkswagen AG, Preference Shares, NVS	59,342	9,972,812

		24,703,248

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	1,853,855	990,760

Total Preferred Stocks — 0.8% (Cost: $28,194,003)		25,694,008

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(f)(g)(h)	39,687,757	39,707,601
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(f)(g)	259,000	259,000

		39,966,601

Total Short-Term Investments — 1.2% (Cost: $39,952,667)		39,966,601

Total Investments in Securities — 100.7% (Cost: $3,348,678,223)		3,240,020,479

Other Assets, Less Liabilities — (0.7)%		(22,487,842)

Net Assets — 100.0%		$3,217,532,637

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

46	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Europe ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	21,886,063	17,801,694	39,687,757	$39,707,601	$997,426	(b)	$3,349		$7,368
BlackRock Cash Funds: Treasury, SL Agency Shares	240,418	18,582	259,000	259,000	31,854		—		—

				$39,966,601	$1,029,280		$3,349		$7,368

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	270	09/20/19	$10,407	$158,701
FTSE 100 Index	65	09/20/19	5,998	115,208

				$273,909

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$273,909

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$993,653

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(66,886)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$18,484,089

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Europe ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,173,948,314	$—	$411,556	$3,174,359,870
Preferred Stocks	25,694,008	—	—	25,694,008
Money Market Funds	39,966,601	—	—	39,966,601

	$3,239,608,923	$—	$411,556	$3,240,020,479

Derivative financial instruments(a)
Assets
Futures Contracts	$273,909	$—	$—	$273,909

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

48	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2019	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.9%
AGL Energy Ltd.	62,932	$909,593
ALS Ltd.	76,983	383,097
Altium Ltd.	17,358	440,156
Alumina Ltd.	460,620	742,909
Ansell Ltd.	21,549	414,389
APA Group	110,389	839,985
Appen Ltd.	24,180	511,815
Aristocrat Leisure Ltd.	52,437	1,107,759
ASX Ltd.	19,264	1,179,725
Atlas Arteria Ltd.	201,334	1,136,522
Aurizon Holdings Ltd.	172,265	683,906
AusNet Services	338,983	414,718
Australia & New Zealand Banking Group Ltd.	226,583	4,358,771
Bank of Queensland Ltd.	59,172	380,518
Bendigo & Adelaide Bank Ltd.	57,567	455,901
BHP Group Ltd.	233,161	6,550,387
BHP Group PLC	168,554	4,095,111
BlueScope Steel Ltd.	61,672	556,422
Boral Ltd.	137,584	489,322
Brambles Ltd.	129,713	1,172,990
Caltex Australia Ltd.	24,425	453,870
CIMIC Group Ltd.	10,094	255,263
Cleanaway Waste Management Ltd.	436,456	728,002
Coca-Cola Amatil Ltd.	62,751	459,327
Cochlear Ltd.	6,083	923,863
Coles Group Ltd.(a)	98,902	967,989
Commonwealth Bank of Australia	135,704	7,697,849
Computershare Ltd.	48,503	529,542
Crown Resorts Ltd.	66,311	542,060
CSL Ltd.	36,206	5,730,165
Dexus	94,065	850,626
Domino’s Pizza Enterprises Ltd.	12,658	336,505
Downer EDI Ltd.	125,116	622,626
Fortescue Metals Group Ltd.	162,793	934,669
GDI Property Group	610,547	601,772
Goodman Group	156,220	1,594,662
GPT Group (The)	165,939	710,259
Iluka Resources Ltd.	73,795	489,304
Incitec Pivot Ltd.	128,455	308,111
Insurance Australia Group Ltd.	181,083	1,077,123
James Hardie Industries PLC	48,395	663,456
JB Hi-Fi Ltd.	18,888	391,728
Lendlease Group	56,831	569,935
Macquarie Group Ltd.	26,452	2,348,105
Magellan Financial Group Ltd.	19,934	850,201
Medibank Pvt Ltd.	264,977	659,314
Metcash Ltd.	178,850	347,628
Mineral Resources Ltd.	45,560	504,634
Mirvac Group	343,633	762,654
National Australia Bank Ltd.	210,269	4,131,896
Newcrest Mining Ltd.	79,322	1,945,255
Nine Entertainment Co. Holdings Ltd.	234,567	326,584
Oil Search Ltd.	132,821	650,898
Orica Ltd.	34,233	514,845
Origin Energy Ltd.	177,673	972,342
Orora Ltd.	193,847	451,599
QBE Insurance Group Ltd.	115,868	997,477
Ramsay Health Care Ltd.	15,130	758,976

Security	Shares	Value

Australia (continued)
REA Group Ltd.	8,092	$547,646
Reliance Worldwide Corp. Ltd.	103,616	262,816
Rio Tinto Ltd.	29,731	2,026,668
Santos Ltd.	182,141	907,659
Scentre Group	423,548	1,164,803
Seek Ltd.	44,569	642,338
Sonic Healthcare Ltd.	48,337	934,189
South32 Ltd.	470,279	1,017,799
Spark Infrastructure Group	302,774	494,588
Star Entertainment Grp Ltd. (The)	103,431	295,140
Stockland	199,860	629,534
Suncorp Group Ltd.	63,690	593,067
Sydney Airport	91,240	525,737
Tabcorp Holdings Ltd.	243,603	753,886
Telstra Corp. Ltd.	323,305	884,667
Transurban Group	208,299	2,232,515
Treasury Wine Estates Ltd.	67,512	823,628
Vicinity Centres	411,414	740,110
Wesfarmers Ltd.	90,703	2,450,044
Westpac Banking Corp.	267,692	5,286,119
Whitehaven Coal Ltd.	159,187	405,963
Woodside Petroleum Ltd.	73,455	1,756,822
Woolworths Group Ltd.	102,007	2,504,383
WorleyParsons Ltd.	48,590	540,874

		98,906,105

Austria — 0.3%
ANDRITZ AG	10,450	376,510
Erste Group Bank AG	27,019	975,891
OMV AG	14,406	726,756
Raiffeisen Bank International AG	17,886	422,581
Verbund AG	8,361	471,042
voestalpine AG	17,534	469,317
Wienerberger AG	18,953	436,817

		3,878,914

Belgium — 1.0%
Ackermans & van Haaren NV	3,008	441,412
Ageas	15,891	861,120
Anheuser-Busch InBev SA/NV	59,197	6,002,417
Colruyt SA	5,085	267,059
D’ieteren SA/NV	12,628	595,441
Galapagos NV(a)	4,936	867,778
Groupe Bruxelles Lambert SA	6,813	648,416
KBC Group NV	19,777	1,283,309
Ontex Group NV	18,965	315,256
Proximus SADP	14,195	407,920
Sofina SA	2,094	408,472
Solvay SA	8,045	831,775
Telenet Group Holding NV	6,456	319,871
UCB SA	10,078	792,416
Umicore SA	18,777	594,575

		14,637,237

Canada — 9.3%
Agnico Eagle Mines Ltd.	29,219	1,534,212
Alimentation Couche-Tard Inc., Class B	37,010	2,280,097
AltaGas Ltd.	39,679	610,679
Aphria Inc.(a)(b)	28,271	154,149
Atco Ltd./Canada, Class I, NVS	7,378	247,160
Aurora Cannabis Inc.(a)(b)	61,641	386,797
B2Gold Corp.(a)	218,178	699,486

S C H E D U L E S O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Bank of Montreal	44,472	$3,346,026
Bank of Nova Scotia (The)	90,389	4,850,024
Barrick Gold Corp.	160,315	2,618,708
Bausch Health Companies Inc.(a)	26,567	641,541
BCE Inc.	4,692	213,099
BlackBerry Ltd.(a)(b)	46,253	339,197
Bombardier Inc., Class B(a)	205,801	355,762
Brookfield Asset Management Inc., Class A	68,709	3,383,780
CAE Inc.	29,025	786,658
Cameco Corp.	37,359	344,813
Canada Goose Holdings Inc.(a)(b)	6,716	316,122
Canadian Imperial Bank of Commerce	33,964	2,685,514
Canadian National Railway Co.	56,130	5,339,649
Canadian Natural Resources Ltd.	97,487	2,481,811
Canadian Pacific Railway Ltd.	11,242	2,697,686
Canadian Tire Corp. Ltd., Class A, NVS	6,879	754,927
Canadian Utilities Ltd., Class A, NVS	16,391	448,610
Canopy Growth Corp.(a)(b)	17,981	592,497
CCL Industries Inc., Class B, NVS	16,063	807,340
Cenovus Energy Inc.	89,507	836,348
CGI Inc.(a)	18,878	1,460,326
CI Financial Corp.	37,172	579,172
Constellation Software Inc./Canada	1,891	1,808,255
Cott Corp.	40,534	521,356
Crescent Point Energy Corp.	90,648	302,356
DIRTT Environmental Solutions(a)	44,947	236,860
Dollarama Inc.	28,205	1,050,318
Empire Co. Ltd., Class A, NVS	20,060	533,599
Enbridge Inc.	160,507	5,387,921
Encana Corp.	147,219	676,031
Endeavour Mining Corp.(a)	31,091	583,866
Enerplus Corp.	92,729	617,887
Fairfax Financial Holdings Ltd.	2,609	1,214,844
Finning International Inc.	22,726	394,934
First Quantum Minerals Ltd.	76,301	706,561
Fortis Inc./Canada	32,998	1,307,205
Franco-Nevada Corp.	19,687	1,719,605
George Weston Ltd.	10,209	811,496
Gibson Energy Inc.	26,170	455,780
Gildan Activewear Inc.	20,400	807,518
Great Canadian Gaming Corp.(a)	9,239	308,307
Great-West Lifeco Inc.	19,121	421,983
H&R Real Estate Investment Trust	52,984	915,110
HudBay Minerals, Inc.	56,901	277,756
Husky Energy Inc.	42,022	327,689
Hydro One Ltd.(c)	21,560	382,716
IA Financial Corp Inc.	16,707	673,802
IGM Financial Inc.	14,347	398,349
Imperial Oil Ltd.	22,400	616,484
Intact Financial Corp.	9,623	901,513
Inter Pipeline Ltd.	46,427	785,244
Keyera Corp.	29,617	757,369
Kinross Gold Corp.(a)	117,597	478,215
Kirkland Lake Gold Ltd.	26,551	1,103,570
Linamar Corp.	15,272	519,863
Loblaw Companies Ltd.	15,523	809,515
Lundin Mining Corp.	79,178	385,293
Magna International Inc.	22,560	1,143,505
Manulife Financial Corp.	155,880	2,837,096
Maple Leaf Foods Inc.	19,279	454,392

Security	Shares	Value

Canada (continued)
Methanex Corp.	9,234	$365,310
Metro Inc.	22,838	897,763
National Bank of Canada	24,832	1,207,987
Northland Power Inc.	30,155	576,852
Nutrien Ltd.	50,830	2,800,943
Onex Corp.	9,363	568,490
Open Text Corp.	24,870	1,066,087
Pan American Silver Corp.	22,795	348,916
Parex Resources Inc.(a)	28,160	483,791
Parkland Fuel Corp.	19,663	645,825
Pembina Pipeline Corp.	48,387	1,764,652
Power Corp. of Canada	42,633	908,404
Power Financial Corp.	30,062	661,380
PrairieSky Royalty Ltd.	34,746	467,813
Quebecor Inc., Class B	23,137	526,822
Restaurant Brands International Inc.	19,811	1,466,420
RioCan REIT	51,642	1,023,284
Ritchie Bros Auctioneers Inc.	11,395	413,488
Rogers Communications Inc., Class B, NVS	27,292	1,423,885
Royal Bank of Canada	108,717	8,628,478
Saputo Inc.	22,464	681,883
Shaw Communications Inc., Class B, NVS	24,732	487,238
Shopify Inc., Class A(a)	8,729	2,787,975
Stantec Inc.	17,252	413,055
Stars Group Inc. (The)(a)(b)	27,518	430,430
Sun Life Financial Inc.	46,226	1,930,498
Suncor Energy Inc.	129,450	3,733,215
TC Energy Corp.	72,048	3,545,476
Teck Resources Ltd., Class B	47,925	985,398
TELUS Corp.	9,356	338,003
TFI International Inc.	14,557	462,822
Thomson Reuters Corp.	15,989	1,079,286
TMX Group Ltd.	11,596	865,583
Toromont Industries Ltd.	10,690	538,916
Toronto-Dominion Bank (The)	137,365	8,070,449
Tourmaline Oil Corp.	33,684	446,333
Vermilion Energy Inc.	24,942	449,209
Wajax Corp.	26,658	308,572
West Fraser Timber Co. Ltd.	8,733	343,095
Wheaton Precious Metals Corp.	40,874	1,073,870
WSP Global Inc.	14,685	832,465
Yamana Gold Inc.	214,267	636,364

		132,113,078

Denmark — 1.6%
Ambu A/S, Series B(b)	18,717	275,676
AP Moller — Maersk A/S, Class A	382	411,524
AP Moller — Maersk A/S, Class B, NVS	421	476,326
Carlsberg A/S, Class B	9,429	1,295,694
Chr Hansen Holding A/S	9,140	804,613
Coloplast A/S, Class B	7,273	854,760
Danske Bank A/S	63,828	954,091
Demant A/S(a)(b)	12,316	366,084
Drilling Co. of 1972 A/S (The)(a)	4,606	313,584
DSV A/S	16,276	1,565,315
FLSmidth & Co. A/S	8,909	367,829
Genmab A/S(a)	5,595	1,044,477
GN Store Nord A/S	13,798	660,619
H Lundbeck A/S	6,810	265,428
ISS A/S	15,762	445,011
Jyske Bank A/S, Registered(a)	15,556	499,386

50	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Denmark (continued)
Novo Nordisk A/S, Class B	143,429	$6,929,092
Novozymes A/S, Class B	15,896	742,579
Orsted A/S(c)	15,014	1,379,471
Rockwool International A/S, Class B	1,344	330,857
SimCorp A/S	7,670	698,193
Sydbank A/S	24,769	433,582
Topdanmark A/S	5,503	284,395
Vestas Wind Systems A/S	16,376	1,354,686

		22,753,272

Finland — 1.0%
Elisa OYJ	14,661	693,425
Fortum OYJ	38,757	897,562
Huhtamaki OYJ	14,957	572,201
Kesko OYJ, Class B	7,300	445,730
Kone OYJ, Class B	24,004	1,379,064
Konecranes OYJ	10,132	300,074
Metso OYJ	12,542	487,492
Neste OYJ	31,758	1,060,427
Nokia OYJ	462,414	2,512,219
Nokian Renkaat OYJ	10,870	314,306
Nordea Bank Abp	235,158	1,519,813
Orion OYJ, Class B	11,900	410,866
Sampo OYJ, Class A	29,065	1,219,037
Stora Enso OYJ, Class R	62,749	729,038
UPM-Kymmene OYJ	49,325	1,342,756
Wartsila OYJ Abp	39,272	497,814

		14,381,824

France — 9.1%
ABC arbitrage	59,179	415,106
Accor SA	17,504	785,405
Aeroports de Paris	2,350	407,387
Air Liquide SA	31,134	4,333,074
Airbus SE	45,465	6,482,489
Alstom SA	13,679	594,587
Altran Technologies SA	24,030	382,864
Amundi SA(c)	6,578	457,014
Arkema SA	5,503	500,579
Atos SE	9,033	734,789
AXA SA	141,862	3,617,035
BioMerieux	3,313	282,370
BNP Paribas SA	86,841	4,078,331
Bollore SA	124,941	541,413
Bouygues SA	20,321	732,610
Bureau Veritas SA	23,691	595,869
Capgemini SE	13,382	1,717,169
Carrefour SA	47,853	927,330
Casino Guichard Perrachon SA(b)	10,659	396,382
Cie. de Saint-Gobain	39,943	1,545,643
Cie. Generale des Etablissements Michelin SCA	13,407	1,499,452
CNP Assurances	20,763	432,298
Covivio	3,643	374,582
Credit Agricole SA	90,657	1,088,106
Danone SA	46,714	4,077,690
Dassault Aviation SA	349	481,835
Dassault Systemes SE	11,167	1,715,800
Edenred	22,180	1,122,150
Eiffage SA	6,658	662,427
Electricite de France SA	50,201	626,849
Elior Group SA(c)	10,949	144,215

Security	Shares	Value

France (continued)
Elis SA	30,529	$570,369
Engie SA	135,893	2,106,141
EssilorLuxottica SA	23,296	3,181,266
Eurazeo SE	6,284	424,344
Eurofins Scientific SE	1,264	543,232
Eutelsat Communications SA	15,709	302,934
Gecina SA	4,692	724,056
Getlink SE	42,125	612,071
Hermes International	2,566	1,818,756
ICADE	2,379	207,929
Iliad SA	2,545	265,792
Imerys SA	10,960	461,756
Ingenico Group SA	4,796	459,228
Ipsen SA	4,968	573,603
JCDecaux SA	9,601	279,216
Kering SA	6,155	3,217,472
Klepierre SA	16,335	506,337
Lagardere SCA	16,314	372,362
Legrand SA	21,906	1,557,554
L’Oreal SA	18,672	5,031,035
LVMH Moet Hennessy Louis Vuitton SE	21,453	8,964,328
Maisons du Monde SA(c)	11,760	238,041
Natixis SA	113,041	458,382
Orange SA	145,135	2,169,390
Orpea	4,828	609,044
Pernod Ricard SA	16,042	2,840,817
Peugeot SA	49,033	1,166,114
Publicis Groupe SA	16,401	816,444
Remy Cointreau SA	3,246	483,927
Renault SA	15,367	864,720
Rexel SA	35,292	397,460
Rubis SCA	9,006	510,389
Safran SA	26,943	3,895,283
Sanofi	87,439	7,346,375
Schneider Electric SE	42,003	3,651,499
SCOR SE	13,379	554,138
SEB SA	3,027	488,688
SES SA	30,902	514,718
Societe BIC SA	4,321	302,612
Societe Generale SA	65,165	1,611,077
Sodexo SA(b)	7,053	813,944
SOITEC(a)	4,855	511,636
SPIE SA	19,758	369,356
STMicroelectronics NV	63,845	1,188,186
Suez	29,390	434,559
Teleperformance	5,975	1,261,326
Thales SA	8,268	939,430
TOTAL SA	183,555	9,612,547
Ubisoft Entertainment SA(a)	8,818	733,991
Unibail-Rodamco-Westfield	9,508	1,280,931
Unibail-Rodamco-Westfield, New	1,874	252,468
Valeo SA	24,715	781,502
Veolia Environnement SA	41,453	1,054,613
Vinci SA	40,460	4,200,290
Vivendi SA	80,967	2,269,943
Wendel SA	2,907	404,582
Worldline SA/France(a)(c)	7,560	545,441

		129,506,494

Germany — 7.0%
1&1 Drillisch AG	12,699	385,996

S C H E D U L E S O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Aareal Bank AG	4,608	$132,779
adidas AG	14,651	4,723,261
AIXTRON SE(a)	23,476	267,132
Allianz SE, Registered	31,752	7,438,202
Amadeus Fire AG	5,516	756,634
Aroundtown SA	96,235	774,895
Aurubis AG	12,108	533,310
Axel Springer SE	4,742	329,720
BASF SE	66,991	4,514,797
Bayer AG, Registered	76,917	5,031,313
Bayerische Motoren Werke AG	26,446	1,967,807
Beiersdorf AG	7,934	927,540
Brenntag AG	12,538	619,676
CANCOM SE	7,851	444,932
Carl Zeiss Meditec AG, Bearer	4,639	513,665
Commerzbank AG	103,758	711,975
Continental AG	9,332	1,301,275
Covestro AG(c)	18,404	842,385
Daimler AG, Registered	67,001	3,498,315
Delivery Hero SE(a)(c)	14,439	700,609
Deutsche Bank AG, Registered	181,926	1,425,997
Deutsche Boerse AG	15,294	2,150,679
Deutsche Lufthansa AG, Registered	23,376	374,136
Deutsche Pfandbriefbank AG(c)	33,341	382,726
Deutsche Post AG, Registered	78,222	2,570,095
Deutsche Telekom AG, Registered	254,393	4,214,628
Deutsche Wohnen SE	31,212	1,154,443
E.ON SE	166,498	1,678,420
Elmos Semiconductor AG	7,417	162,519
Evonik Industries AG	13,827	399,654
Evotec SE(a)	17,427	499,439
Fraport AG Frankfurt Airport Services Worldwide	5,421	457,026
Freenet AG	22,179	438,320
Fresenius Medical Care AG & Co. KGaA	18,360	1,285,803
Fresenius SE & Co. KGaA	35,090	1,779,211
GEA Group AG	16,310	411,314
Gerresheimer AG	4,982	393,279
Hannover Rueck SE	3,479	548,878
HeidelbergCement AG	16,377	1,196,525
Henkel AG & Co. KGaA	9,976	944,674
HOCHTIEF AG	3,281	375,535
HUGO BOSS AG	5,070	322,665
Infineon Technologies AG	96,864	1,835,579
Innogy SE	7,995	337,817
Innogy SE, New(c)	2,082	100,860
Jenoptik AG	13,232	375,679
K+S AG, Registered	23,184	380,226
KION Group AG	6,784	367,166
LANXESS AG	9,704	584,952
LEG Immobilien AG	7,652	892,016
Merck KGaA	10,792	1,110,742
METRO AG	20,775	323,832
MorphoSys AG(a)	4,242	516,228
MTU Aero Engines AG	4,747	1,197,122
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	9,955	2,414,072
Nemetschek SE	11,640	660,311
Puma SE	8,710	613,380
QIAGEN NV(a)	24,230	930,190
Rheinmetall AG	6,078	699,733

Security	Shares	Value

Germany (continued)
Rocket Internet SE(a)(c)	20,853	$592,516
RTL Group SA	6,610	327,943
RWE AG	44,356	1,207,981
SAP SE	78,070	9,711,051
Scout24 AG(c)	11,768	658,400
Siemens AG, Registered	58,572	6,455,539
Siemens Healthineers AG(c)	12,281	517,070
Sixt SE	2,792	288,013
Software AG	7,836	223,612
Symrise AG	10,363	965,052
Uniper SE	17,085	531,677
Volkswagen AG	3,281	565,129
Vonovia SE	43,257	2,131,665
Wirecard AG	10,620	1,792,565
Zalando SE(a)(c)	12,008	557,249

		99,447,551

Hong Kong — 3.3%
AIA Group Ltd.	949,800	9,816,020
ASM Pacific Technology Ltd.	40,400	476,105
Bank of East Asia Ltd. (The)	102,400	296,948
BeiGene Ltd., ADR(a)(b)	4,177	573,669
BOC Hong Kong Holdings Ltd.	295,500	1,136,263
CK Asset Holdings Ltd.	218,500	1,656,635
CK Hutchison Holdings Ltd.	211,000	1,985,226
CK Infrastructure Holdings Ltd.	50,000	388,674
CLP Holdings Ltd.	119,000	1,295,973
Galaxy Entertainment Group Ltd.	213,000	1,469,360
Hang Lung Group Ltd.	233,000	601,260
Hang Lung Properties Ltd.	249,000	589,108
Hang Seng Bank Ltd.	60,100	1,434,956
Henderson Land Development Co. Ltd.	143,572	747,398
HK Electric Investments & HK Electric Investments Ltd.	190,000	192,721
HKT Trust & HKT Ltd.	571,000	913,261
Hong Kong & China Gas Co. Ltd.	754,193	1,670,653
Hong Kong Exchanges & Clearing Ltd.	99,300	3,369,241
Hongkong Land Holdings Ltd.	100,500	615,060
Hysan Development Co. Ltd.	97,000	464,064
Jardine Matheson Holdings Ltd.	17,400	1,059,486
Jardine Strategic Holdings Ltd.	20,000	690,000
Kerry Properties Ltd.	74,000	279,820
Link REIT	172,500	2,014,142
Melco International Development Ltd.	156,000	385,023
Melco Resorts & Entertainment Ltd., ADR	28,472	639,766
Minth Group Ltd.(b)	112,000	319,064
MTR Corp. Ltd.	116,000	763,908
New World Development Co. Ltd.	455,000	645,192
NWS Holdings Ltd.	292,000	544,616
PCCW Ltd.	871,000	497,371
Power Assets Holdings Ltd.	106,500	763,931
Sands China Ltd.	228,800	1,113,617
Shangri-La Asia Ltd.	256,000	312,973
Sino Land Co. Ltd.	348,000	567,263
Sun Hung Kai Properties Ltd.	118,000	1,912,927
Swire Pacific Ltd., Class A	47,000	538,573
Swire Properties Ltd.	131,000	476,111
Techtronic Industries Co. Ltd.	147,000	1,105,143
WH Group Ltd.(c)	806,000	793,860
Wharf Real Estate Investment Co. Ltd.	109,000	692,050
Wheelock & Co. Ltd.	68,000	430,869
Wynn Macau Ltd.	185,600	423,462

52	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Xinyi Glass Holdings Ltd.	312,000	$316,867
Yue Yuen Industrial Holdings Ltd.	139,000	389,766

		47,368,395

Ireland — 0.5%
AIB Group PLC	73,107	252,332
Bank of Ireland Group PLC	106,177	472,870
CRH PLC	67,071	2,240,305
Flutter Entertainment PLC	7,707	614,226
Glanbia PLC	25,733	338,083
Kerry Group PLC, Class A	13,788	1,618,054
Kingspan Group PLC	17,176	847,182
Smurfit Kappa Group PLC	21,057	668,648
UDG Healthcare PLC	46,746	457,905

		7,509,605

Israel — 0.7%
Azrieli Group Ltd.	10,464	739,713
Bank Hapoalim BM	120,716	921,362
Bank Leumi Le-Israel BM	157,187	1,153,876
Check Point Software Technologies Ltd.(a)	8,480	949,336
CyberArk Software Ltd.(a)	6,947	964,799
Elbit Systems Ltd.	4,034	651,549
Israel Chemicals Ltd.	75,292	409,952
Israel Discount Bank Ltd., Class A	221,996	968,761
Mizrahi Tefahot Bank Ltd.(a)	22,431	542,028
Nice Ltd.(a)	7,900	1,217,453
Teva Pharmaceutical Industries Ltd., ADR(a)	96,164	762,580
Wix.com Ltd.(a)	5,888	874,486

		10,155,895

Italy — 2.1%
A2A SpA	134,212	236,102
Ascopiave SpA	109,904	503,541
Assicurazioni Generali SpA	72,575	1,360,756
Atlantia SpA	41,816	1,082,937
Banca Farmafactoring SpA(c)	106,439	580,695
Banca Popolare di Sondrio SCPA	265,146	555,297
Banco BPM SpA(a)(b)	171,811	322,905
BPER Banca	74,434	279,205
CNH Industrial NV	89,102	910,117
Davide Campari-Milano SpA	62,140	582,552
Enel SpA	649,894	4,485,546
Eni SpA	203,273	3,214,708
Ferrari NV	10,170	1,649,235
Fiat Chrysler Automobiles NV	89,097	1,193,978
FinecoBank Banca Fineco SpA	61,402	614,738
Freni Brembo SpA	40,744	420,528
Hera SpA	65,450	245,579
Intesa Sanpaolo SpA	1,241,381	2,709,573
Italgas SpA	59,519	378,923
Leonardo SpA	28,245	347,186
Mediaset SpA(a)	87,450	258,119
Mediobanca Banca di Credito Finanziario SpA	71,261	718,362
Moncler SpA	20,589	852,077
Poste Italiane SpA(c)	58,856	633,022
Prysmian SpA	19,283	400,839
Recordati SpA	10,039	453,021
Saipem SpA(a)(b)	48,541	242,772
Snam SpA	177,679	878,157
Telecom Italia SpA/Milano(a)	1,080,476	614,253
Tenaris SA	44,943	569,700

Security	Shares	Value

Italy (continued)
Terna Rete Elettrica Nazionale SpA	109,878	$673,349
UniCredit SpA	172,763	2,049,727
Unione di Banche Italiane SpA(b)	154,350	399,559

		30,417,058

Japan — 22.5%
Activia Properties Inc.	155	713,079
Advance Residence Investment Corp.	318	988,487
Advantest Corp.	17,800	700,032
Aeon Co. Ltd.	54,800	954,931
AEON Financial Service Co. Ltd.	35,100	570,264
AGC Inc./Japan	20,900	644,854
Air Water Inc.	43,500	715,952
Aisin Seiki Co. Ltd.	15,100	493,019
Ajinomoto Co. Inc.	42,000	757,025
Alfresa Holdings Corp.	27,200	661,618
Alps Alpine Co. Ltd.	20,500	377,619
Amada Holdings Co. Ltd.	49,200	547,397
ANA Holdings Inc.	5,000	168,639
Asahi Group Holdings Ltd.	30,900	1,347,562
Asahi Intecc Co. Ltd.	21,400	565,673
Asahi Kasei Corp.	103,300	1,058,926
Asics Corp.	34,900	377,367
Astellas Pharma Inc.	155,800	2,229,199
Azbil Corp.	22,100	532,273
Bandai Namco Holdings Inc.	17,500	950,956
Bank of Kyoto Ltd. (The)	14,300	557,776
Benesse Holdings Inc.	17,900	421,884
Bridgestone Corp.	44,600	1,684,181
Brother Industries Ltd.	38,000	680,728
Calbee Inc.	10,800	307,364
Canon Inc.	73,700	2,016,356
Casio Computer Co. Ltd.	33,800	387,887
Central Japan Railway Co.	10,800	2,180,391
Chiba Bank Ltd. (The)	94,500	469,998
Chubu Electric Power Co. Inc.	53,400	756,920
Chugai Pharmaceutical Co. Ltd.	20,500	1,472,715
Chugoku Bank Ltd. (The)	68,000	595,607
Chugoku Electric Power Co. Inc. (The)	30,600	383,011
Coca-Cola Bottlers Japan Holdings Inc.	14,500	359,645
Concordia Financial Group Ltd.	149,800	531,181
Credit Saison Co. Ltd.	37,300	457,254
CyberAgent Inc.	11,100	451,872
Dai Nippon Printing Co. Ltd.	34,200	722,586
Daicel Corp.	40,500	345,411
Daifuku Co. Ltd.	10,100	559,070
Daiichi Jitsugyo Co. Ltd.	14,900	411,697
Dai-ichi Life Holdings Inc.	96,600	1,429,760
Daiichi Sankyo Co. Ltd.	47,500	2,907,967
Daikin Industries Ltd.	19,800	2,477,393
Daito Trust Construction Co. Ltd.	6,300	816,694
Daiwa House Industry Co. Ltd.	46,800	1,340,961
Daiwa House REIT Investment Corp.	384	942,537
Daiwa Securities Group Inc.	169,400	735,640
DeNA Co. Ltd.	12,800	245,802
Denka Co. Ltd.	14,300	415,533
Denso Corp.	33,000	1,409,662
Dentsu Inc.	17,900	596,804
DIC Corp.	15,800	430,016
Disco Corp.	3,300	614,865
East Japan Railway Co.	21,600	1,990,403

S C H E D U L E S O F I N V E S T M E N T S	53

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Ebara Corp.	14,500	$393,433
Eisai Co. Ltd.	21,000	1,142,307
Electric Power Development Co. Ltd.	24,300	547,659
Ezaki Glico Co. Ltd.	8,100	353,617
FamilyMart UNY Holdings Co. Ltd.	22,400	480,700
Fancl Corp.	14,700	372,594
FANUC Corp.	15,700	2,824,048
Fast Retailing Co. Ltd.	4,700	2,837,532
Fuji Electric Co. Ltd.	13,800	427,695
FUJIFILM Holdings Corp.	31,000	1,479,263
Fujitsu Ltd.	16,200	1,274,664
Fukuoka Financial Group Inc.	25,200	464,659
GLP J-REIT	559	625,030
Hachijuni Bank Ltd. (The)	145,700	551,533
Hakuhodo DY Holdings Inc.	31,900	504,759
Hamamatsu Photonics KK	17,700	662,680
Hankyu Hanshin Holdings Inc.	21,900	773,534
Haseko Corp.	54,500	595,321
Hikari Tsushin Inc.	2,600	577,352
Hino Motors Ltd.	30,700	247,975
Hirose Electric Co. Ltd.	3,705	391,401
Hiroshima Bank Ltd. (The)	146,800	704,424
Hisamitsu Pharmaceutical Co. Inc.	11,200	454,396
Hitachi Chemical Co. Ltd.	12,900	356,198
Hitachi Construction Machinery Co. Ltd.	10,400	247,320
Hitachi High-Technologies Corp.	8,300	424,269
Hitachi Ltd.	75,500	2,706,387
Hitachi Metals Ltd.	31,300	332,675
Honda Motor Co. Ltd.	118,200	2,950,781
Hoshizaki Corp.	5,200	369,735
Hoya Corp.	30,700	2,376,546
Hulic Co. Ltd.	45,400	392,219
Idemitsu Kosan Co. Ltd.	18,200	506,231
IHI Corp.	14,900	357,627
Iida Group Holdings Co. Ltd.	22,900	378,380
Inpex Corp.	87,600	775,592
Isetan Mitsukoshi Holdings Ltd.	40,000	319,779
Isuzu Motors Ltd.	47,700	532,245
ITOCHU Corp.	106,600	2,044,128
J Front Retailing Co. Ltd.	35,400	418,964
Japan Airlines Co. Ltd.	7,000	220,944
Japan Exchange Group Inc.	50,400	744,105
Japan Hotel REIT Investment Corp.	895	748,478
Japan Post Bank Co. Ltd.	1,800	17,540
Japan Post Holdings Co. Ltd.	100,900	992,505
Japan Prime Realty Investment Corp.	174	771,642
Japan Real Estate Investment Corp.	137	859,286
Japan Retail Fund Investment Corp.	395	796,003
Japan Steel Works Ltd. (The)	22,600	396,944
Japan Tobacco Inc.	85,500	1,905,294
JFE Holdings Inc.	50,300	670,589
JGC Corp.	23,700	311,052
JSR Corp.	21,000	349,887
JTEKT Corp.	34,000	406,466
JXTG Holdings Inc.	277,300	1,314,541
Kajima Corp.	50,500	654,884
Kamigumi Co. Ltd.	29,700	686,595
Kaneka Corp.	10,300	385,627
Kansai Electric Power Co. Inc. (The)	62,500	774,810
Kansai Paint Co. Ltd.	17,500	347,502

Security	Shares	Value

Japan (continued)
Kao Corp.	39,000	$2,866,046
Kawasaki Heavy Industries Ltd.	21,800	477,863
KDDI Corp.	141,000	3,705,673
Keihan Holdings Co. Ltd.	18,000	734,423
Keikyu Corp.	31,800	537,737
Keio Corp.	12,200	759,586
Keisei Electric Railway Co. Ltd.	18,700	691,508
Kenedix Office Investment Corp.	137	986,728
Kewpie Corp.	15,200	346,349
Keyence Corp.	7,600	4,418,955
Kikkoman Corp.	14,700	673,567
Kinden Corp.	26,100	398,081
Kintetsu Group Holdings Co. Ltd.	18,300	873,074
Kirin Holdings Co. Ltd.	65,200	1,423,201
KLab Inc.(a)(b)	38,400	318,305
Kobayashi Pharmaceutical Co. Ltd.	6,000	431,038
Kobe Steel Ltd.	67,900	440,263
Koito Manufacturing Co. Ltd.	10,600	535,980
Komatsu Ltd.	76,200	1,716,298
Konami Holdings Corp.	8,700	371,798
Konica Minolta Inc.	54,800	459,295
Kose Corp.	3,100	531,347
Kubota Corp.	80,300	1,251,741
Kuraray Co. Ltd.	32,200	384,354
Kurita Water Industries Ltd.	21,200	540,471
Kyocera Corp.	27,100	1,669,804
Kyowa Kirin Co. Ltd.	27,400	455,005
Kyushu Electric Power Co. Inc.	44,700	445,868
Kyushu Financial Group Inc.	158,300	603,603
Kyushu Railway Co.	14,600	418,199
Lawson Inc.	4,000	200,783
Leopalace21 Corp.(a)(b)	114,100	239,602
Lion Corp.	23,500	464,697
LIXIL Group Corp.	30,600	532,664
M3 Inc.	39,500	806,189
Mabuchi Motor Co. Ltd.	11,600	403,850
Makita Corp.	19,500	645,660
Marubeni Corp.	141,600	925,959
Marui Group Co. Ltd.	29,700	646,110
Matsumotokiyoshi Holdings Co. Ltd.	10,800	364,062
Mazda Motor Corp.	56,000	556,519
McDonald’s Holdings Co. Japan Ltd.	11,000	495,924
Mebuki Financial Group Inc.	355,900	881,760
Medipal Holdings Corp.	23,500	503,007
MEIJI Holdings Co. Ltd.	10,400	725,102
MINEBEA MITSUMI Inc.	41,800	724,161
MISUMI Group Inc.	31,800	724,598
Mitsubishi Chemical Holdings Corp.	108,900	778,925
Mitsubishi Corp.	104,400	2,823,584
Mitsubishi Electric Corp.	148,100	1,953,979
Mitsubishi Estate Co. Ltd.	89,400	1,656,669
Mitsubishi Gas Chemical Co. Inc.	33,900	455,226
Mitsubishi Heavy Industries Ltd.	23,100	959,105
Mitsubishi Materials Corp.	13,200	365,333
Mitsubishi Motors Corp.	62,200	276,126
Mitsubishi UFJ Financial Group Inc.	907,400	4,380,926
Mitsubishi UFJ Lease & Finance Co. Ltd.	85,700	458,593
Mitsui & Co. Ltd.	129,900	2,128,410
Mitsui Chemicals Inc.	18,900	436,576
Mitsui Fudosan Co. Ltd.	70,300	1,600,244

54	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mitsui OSK Lines Ltd.	17,600	$435,563
Mizuho Financial Group Inc.	1,607,900	2,286,528
Morinaga & Co. Ltd./Japan	9,200	434,686
MS&AD Insurance Group Holdings Inc.	37,600	1,240,116
MTG Co. Ltd.	13,000	139,130
Murata Manufacturing Co. Ltd.	44,500	1,984,927
Nabtesco Corp.	17,100	466,342
Nagoya Railroad Co. Ltd.	26,500	733,433
Nankai Electric Railway Co. Ltd.	22,800	549,552
NEC Corp.	22,200	916,012
NET One Systems Co. Ltd.	12,400	331,428
Nexon Co. Ltd.(a)	39,200	625,323
NGK Insulators Ltd.	45,300	680,908
NGK Spark Plug Co. Ltd.	17,900	343,904
NH Foods Ltd.	6,900	257,697
NHK Spring Co. Ltd.	35,400	278,766
Nichirei Corp.	14,500	338,144
Nidec Corp.	18,100	2,453,065
Nifco Inc./Japan	13,900	345,404
Nihon M&A Center Inc.	17,700	481,238
Nikon Corp.	32,200	438,329
Nintendo Co. Ltd.	9,200	3,397,836
Nippon Building Fund Inc.	162	1,139,931
Nippon Electric Glass Co. Ltd.	13,100	296,205
Nippon Express Co. Ltd.	8,000	453,880
Nippon Paint Holdings Co. Ltd.	14,800	648,160
Nippon Prologis REIT Inc.	403	971,357
Nippon Shinyaku Co. Ltd.	5,800	421,478
Nippon Steel Corp.	65,200	1,030,770
Nippon Telegraph & Telephone Corp.	50,900	2,307,435
Nippon Yusen KK	29,500	495,312
Nissan Chemical Corp.	12,700	559,701
Nissan Motor Co. Ltd.	145,600	953,189
Nisshin Seifun Group Inc.	31,700	602,906
Nissin Foods Holdings Co. Ltd.	8,000	500,299
Nitori Holdings Co. Ltd.	7,400	1,003,933
Nitto Denko Corp.	14,200	704,932
Nomura Holdings Inc.	289,500	916,161
Nomura Real Estate Holdings Inc.	20,300	414,507
Nomura Real Estate Master Fund Inc.	476	758,005
Nomura Research Institute Ltd.	34,200	610,765
NSK Ltd.	38,700	330,416
NTN Corp.	120,600	337,669
NTT Data Corp.	55,000	726,917
NTT DOCOMO Inc.	102,400	2,466,277
Obayashi Corp.	67,800	646,933
Obic Co. Ltd.	8,200	881,363
Odakyu Electric Railway Co. Ltd.	32,000	718,545
Oji Holdings Corp.	119,000	620,345
Olympus Corp.	97,100	1,066,915
Omron Corp.	17,800	859,056
Ono Pharmaceutical Co. Ltd.	36,600	668,458
Oracle Corp. Japan	6,000	501,773
Organo Corp.	10,100	360,000
Oriental Land Co. Ltd./Japan	16,400	2,181,128
ORIX Corp.	106,100	1,525,905
Orix JREIT Inc.	512	996,414
Osaka Gas Co. Ltd.	31,700	585,096
OSJB Holdings Corp.(b)	144,900	329,637
Otsuka Corp.	9,600	382,408

Security	Shares	Value

Japan (continued)
Otsuka Holdings Co. Ltd.	33,800	$1,250,514
Pan Pacific International Holdings Corp.	11,300	724,366
Panasonic Corp.	184,000	1,567,072
Park24 Co. Ltd.	17,200	376,871
PeptiDream Inc.(a)(b)	12,300	692,176
Persol Holdings Co. Ltd.	16,200	396,439
Pigeon Corp.	13,200	488,731
Pola Orbis Holdings Inc.	11,300	285,479
Proto Corp.	28,800	302,125
Rakuten Inc.	78,000	801,732
Recruit Holdings Co. Ltd.	95,000	3,253,143
Renesas Electronics Corp.(a)	97,900	585,191
Resona Holdings Inc.	183,800	752,298
Ricoh Co. Ltd.	61,300	565,716
Rinnai Corp.	7,100	481,943
Rohm Co. Ltd.	9,500	671,103
Rohto Pharmaceutical Co. Ltd.	13,800	401,639
Roland DG Corp.	20,300	427,595
Ryohin Keikaku Co. Ltd.	2,800	501,073
Santen Pharmaceutical Co. Ltd.	44,400	720,133
SBI Holdings Inc./Japan	25,400	583,446
Secom Co. Ltd.	16,800	1,323,111
Sega Sammy Holdings Inc.	18,700	241,813
Seibu Holdings Inc.	16,400	259,651
Seiko Epson Corp.	31,800	471,545
Sekisui Chemical Co. Ltd.	43,600	650,938
Sekisui House Ltd.	53,600	906,128
Seven & i Holdings Co. Ltd.	59,900	2,056,709
Shimadzu Corp.	22,400	544,243
Shimamura Co. Ltd.	4,000	284,412
Shimano Inc.	7,400	1,051,642
Shin-Etsu Chemical Co. Ltd.	28,600	2,938,365
Shinsei Bank Ltd.	28,200	428,552
Shionogi & Co. Ltd.	24,000	1,338,872
Shiseido Co. Ltd.	31,700	2,349,143
Shizuoka Bank Ltd. (The)	60,000	415,565
Showa Denko KK	14,300	388,270
SMC Corp./Japan	4,800	1,762,174
Softbank Corp.	137,600	1,861,703
SoftBank Group Corp.	133,000	6,894,073
Sohgo Security Services Co. Ltd.	8,600	419,802
Sojitz Corp.	155,000	488,234
Sompo Holdings Inc.	28,700	1,197,959
Sony Corp.	101,800	5,784,997
Sony Financial Holdings Inc.	22,900	559,133
Square Enix Holdings Co. Ltd.	10,600	365,618
Stanley Electric Co. Ltd.	17,100	426,496
Subaru Corp.	46,300	1,085,060
SUMCO Corp.	26,500	353,903
Sumitomo Chemical Co. Ltd.	144,800	666,820
Sumitomo Corp.	93,500	1,398,087
Sumitomo Dainippon Pharma Co. Ltd.	14,600	269,880
Sumitomo Electric Industries Ltd.	69,200	862,968
Sumitomo Heavy Industries Ltd.	15,900	517,674
Sumitomo Metal Mining Co. Ltd.	23,500	674,211
Sumitomo Mitsui Financial Group Inc.	99,700	3,495,813
Sumitomo Mitsui Trust Holdings Inc.	28,700	987,021
Sumitomo Realty & Development Co. Ltd.	27,100	992,647
Sumitomo Rubber Industries Ltd.	30,700	337,325
Sundrug Co. Ltd.	16,400	456,919

S C H E D U L E S O F I N V E S T M E N T S	55

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Suntory Beverage & Food Ltd.	11,700	$467,138
Suzuken Co. Ltd./Aichi Japan	10,200	566,484
Suzuki Motor Corp.	28,500	1,120,576
Sysmex Corp.	14,300	1,046,274
T&D Holdings Inc.	56,100	633,466
Taiheiyo Cement Corp.	17,400	492,793
Taisei Corp.	18,800	652,784
Taisho Pharmaceutical Holdings Co. Ltd.	5,300	406,622
Taiyo Yuden Co. Ltd.(b)	19,200	387,095
Takashimaya Co. Ltd.	32,000	369,293
Takeda Pharmaceutical Co. Ltd.	119,154	3,989,176
TDK Corp.	12,600	982,933
Teijin Ltd.	30,800	536,429
Terumo Corp.	47,600	1,395,010
THK Co. Ltd.	20,800	531,423
TIS Inc.	9,600	503,099
Tobu Railway Co. Ltd.	28,700	822,077
Toho Co. Ltd./Tokyo	13,500	528,437
Toho Gas Co. Ltd.	8,900	340,589
Tohoku Electric Power Co. Inc.	43,200	434,089
Tokai Carbon Co. Ltd.(b)	37,200	369,687
Tokio Marine Holdings Inc.	50,900	2,717,636
Tokuyama Corp.	11,000	256,017
Tokyo Electric Power Co. Holdings Inc.(a)	142,300	688,073
Tokyo Electron Ltd.	12,800	2,203,970
Tokyo Gas Co. Ltd.	29,600	741,942
Tokyo Tatemono Co. Ltd.	30,400	357,548
Tokyu Corp.	47,500	836,472
Tokyu Fudosan Holdings Corp.	71,500	416,850
Topcon Corp.	25,300	299,196
Toppan Printing Co. Ltd.	34,700	568,239
Toray Industries Inc.	110,000	762,781
Toshiba Corp.	52,200	1,675,496
Tosoh Corp.	33,900	478,643
TOTO Ltd.	14,600	589,648
Toyo Seikan Group Holdings Ltd.	25,100	441,316
Toyo Suisan Kaisha Ltd.	13,800	558,609
Toyo Tire Corp.	21,700	286,002
Toyota Industries Corp.	15,400	804,218
Toyota Motor Corp.	174,700	11,301,799
Toyota Tsusho Corp.	21,100	616,044
Trend Micro Inc./Japan	13,400	588,082
Tsuruha Holdings Inc.	5,800	594,557
Ube Industries Ltd.	18,000	377,822
Unicharm Corp.	34,600	987,251
United Urban Investment Corp.	535	907,147
USS Co. Ltd.	40,800	814,309
West Japan Railway Co.	13,400	1,103,101
Yahoo Japan Corp.	239,900	709,260
Yakult Honsha Co. Ltd.	11,600	659,194
Yamada Denki Co. Ltd.	61,800	273,781
Yamaguchi Financial Group Inc.	79,000	553,709
Yamaha Corp.	14,000	665,347
Yamaha Motor Co. Ltd.	26,400	466,361
Yamato Holdings Co. Ltd.	25,600	505,398
Yamazaki Baking Co. Ltd.	19,000	290,840
Yaskawa Electric Corp.	23,600	793,369
Yokogawa Electric Corp.	24,600	444,760
Yokohama Rubber Co. Ltd. (The)	30,600	566,766

		320,519,092

Security	Shares	Value

Netherlands — 3.3%
Aalberts NV	21,708	$881,227
ABN AMRO Bank NV, CVA(c)	31,609	632,074
Adyen NV(a)(c)	869	664,703
Aegon NV	193,171	962,898
AerCap Holdings NV(a)	11,264	614,226
Akzo Nobel NV	15,841	1,507,113
ArcelorMittal	62,550	1,011,079
Argenx SE(a)	3,485	493,173
ASM International NV	9,095	749,554
ASML Holding NV	32,140	7,257,131
ASR Nederland NV	14,367	544,351
Boskalis Westminster(b)	16,123	367,823
Euronext NV(c)	7,164	556,354
EXOR NV	10,947	767,381
Heineken Holding NV	15,488	1,581,306
Heineken NV	18,291	1,977,868
IMCD NV	10,358	921,454
ING Groep NV	300,915	3,374,510
InterXion Holding NV(a)(b)	10,511	791,478
Koninklijke Ahold Delhaize NV	98,261	2,237,854
Koninklijke DSM NV	13,349	1,676,521
Koninklijke KPN NV	229,412	659,258
Koninklijke Philips NV	73,903	3,495,818
Koninklijke Vopak NV	8,718	432,915
NN Group NV	12,620	478,159
NXP Semiconductors NV	27,982	2,893,059
Randstad NV	11,792	597,904
Rhi Magnesita NV	4,775	261,817
SBM Offshore NV	20,079	401,289
Signify NV(c)	14,192	387,924
Unilever NV	115,677	6,739,829
Wolters Kluwer NV	22,286	1,626,755

		47,544,805

New Zealand — 0.4%
a2 Milk Co. Ltd.(a)	73,592	875,244
Auckland International Airport Ltd.	125,952	773,509
Contact Energy Ltd.	113,664	584,392
Fisher & Paykel Healthcare Corp. Ltd.	54,242	590,695
Fletcher Building Ltd.	76,651	250,925
Meridian Energy Ltd.	258,381	802,350
Ryman Healthcare Ltd.	84,935	723,136
Spark New Zealand Ltd.	182,264	478,771

		5,079,022

Norway — 0.8%
Adevinta ASA, Class B(a)	28,307	317,482
Aker BP ASA	18,202	522,287
Bakkafrost P/F	4,102	238,207
DNB ASA	73,875	1,335,366
Equinor ASA	89,158	1,613,145
Gjensidige Forsikring ASA	20,821	408,841
Mowi ASA	40,558	984,123
Orkla ASA	86,573	744,053
Salmar ASA	6,333	295,293
Schibsted ASA, Class B	9,523	248,096
SpareBank 1 SR-Bank ASA	43,458	472,813
Storebrand ASA	74,937	511,790
Subsea 7 SA	35,677	387,955
Telenor ASA	51,502	1,056,153
TGS NOPEC Geophysical Co. ASA	15,045	368,487

56	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Tomra Systems ASA	19,194	$572,169
Yara International ASA	14,889	706,275

		10,782,535

Portugal — 0.2%
Banco Comercial Portugues SA, Class R	1,936,730	498,549
EDP — Energias de Portugal SA	236,310	873,780
Galp Energia SGPS SA	51,328	804,938
Jeronimo Martins SGPS SA	19,854	322,850

		2,500,117

Singapore — 1.2%
Ascendas REIT	195,600	437,351
CapitaLand Commercial Trust	343,742	517,415
CapitaLand Ltd.	218,600	578,227
CapitaLand Mall Trust	242,600	464,442
City Developments Ltd.	36,400	258,262
ComfortDelGro Corp. Ltd.	173,200	342,970
DBS Group Holdings Ltd.	138,800	2,678,534
Genting Singapore Ltd.	586,100	394,002
Hutchison Port Holdings Trust, Class U(b)	876,000	192,720
Jardine Cycle & Carriage Ltd.	16,800	415,044
Keppel Corp. Ltd.	129,400	605,137
NetLink NBN Trust	1,441,500	911,108
Oversea-Chinese Banking Corp. Ltd.	250,400	2,111,444
SATS Ltd.	107,400	378,260
Sembcorp Industries Ltd.	211,200	361,118
Silverlake Axis Ltd.	1,033,500	392,693
Singapore Airlines Ltd.	40,600	286,874
Singapore Exchange Ltd.	60,000	347,229
Singapore Press Holdings Ltd.(b)	43,500	70,246
Singapore Technologies Engineering Ltd.	165,600	513,057
Singapore Telecommunications Ltd.(b)	549,800	1,337,791
Suntec REIT	333,500	465,445
United Overseas Bank Ltd.	109,700	2,116,167
UOL Group Ltd.	74,700	401,187
Venture Corp. Ltd.	29,900	339,517
Wilmar International Ltd.	143,200	417,499
Yangzijiang Shipbuilding Holdings Ltd.	278,500	291,005

		17,624,744

Spain — 2.5%
Acciona SA	4,601	493,321
Acerinox SA	40,188	339,617
ACS Actividades de Construccion y Servicios SA	28,601	1,165,503
Aena SME SA(c)	5,368	980,781
Amadeus IT Group SA	34,863	2,769,942
Banco Bilbao Vizcaya Argentaria SA	550,679	2,820,073
Banco Santander SA	1,296,906	5,578,075
Bankinter SA	77,109	503,786
Bolsas y Mercados Espanoles SHMSF SA	13,009	309,673
CaixaBank SA	343,347	854,401
Cellnex Telecom SA(c)	33,585	1,267,267
Enagas SA	7,455	163,310
Endesa SA	17,267	429,680
Ferrovial SA	46,541	1,220,331
Grifols SA	25,867	843,849
Iberdrola SA	458,969	4,379,407
Iberdrola SA, New(a)(d)	10,674	101,847
Industria de Diseno Textil SA	85,922	2,585,840
Inmobiliaria Colonial Socimi SA	49,893	561,064
Mapfre SA	212,007	588,469

Security	Shares	Value

Spain (continued)
Mediaset Espana Comunicacion SA	48,683	$288,472
Merlin Properties Socimi SA	54,111	744,053
Naturgy Energy Group SA	28,027	714,600
Prosegur Cia. de Seguridad SA	66,912	314,240
Red Electrica Corp. SA	24,032	457,549
Repsol SA	121,755	1,950,059
Siemens Gamesa Renewable Energy SA	26,126	368,699
Telefonica SA	370,263	2,853,187
Viscofan SA	6,538	322,623

		35,969,718

Sweden — 2.6%
Alfa Laval AB	25,875	488,470
Arjo AB, Class B	67,788	275,727
Assa Abloy AB, Class B	75,489	1,754,012
Atlas Copco AB, Class A	51,939	1,608,010
Atlas Copco AB, Class B	30,120	831,403
BillerudKorsnas AB	30,454	355,550
Boliden AB	27,759	636,743
Castellum AB	51,467	1,054,217
Dometic Group AB(c)	28,198	259,607
Electrolux AB, Series B	21,892	511,634
Elekta AB, Class B	44,948	644,246
Epiroc AB, Class A	53,418	590,802
Epiroc AB, Class B	33,326	349,478
Essity AB, Class B	48,811	1,465,376
Fabege AB	33,373	520,260
Getinge AB, Class B	25,670	380,375
Hennes & Mauritz AB, Class B	69,008	1,213,250
Hexagon AB, Class B	22,151	1,085,250
Hexpol AB	45,363	348,741
Husqvarna AB, Class B	49,929	446,767
ICA Gruppen AB	10,670	477,379
Industrivarden AB, Class C	20,715	454,328
Intrum AB(b)	11,863	313,605
Investor AB, Class B	29,940	1,437,522
JM AB	21,782	567,872
Kindred Group PLC	37,943	235,335
Kinnevik AB, Class B	30,102	774,425
L E Lundbergforetagen AB, Class B	8,502	317,812
Loomis AB, Class B	9,240	320,741
Lundin Petroleum AB	23,003	732,785
Millicom International Cellular SA, SDR	6,651	344,435
Modern Times Group MTG AB, Class B(a)	21,160	197,855
NCC AB, Class B	15,969	257,018
Nibe Industrier AB, Class B	72,650	1,035,244
Nordic Entertainment Group AB, Class B	14,019	339,034
Saab AB, Class B(b)	9,047	287,542
Sandvik AB	72,162	1,121,942
Securitas AB, Class B	28,987	453,245
Skandinaviska Enskilda Banken AB, Class A	109,990	1,044,046
Skanska AB, Class B	30,506	574,781
SKF AB, Class B	34,302	568,175
Svenska Cellulosa AB SCA, Class B	56,962	476,804
Svenska Handelsbanken AB, Class A	107,584	977,919
Sweco AB, Class B	11,566	325,526
Swedbank AB, Class A	74,092	1,021,037
Swedish Match AB	16,185	624,074
Swedish Orphan Biovitrum AB(a)	19,407	378,707
Tele2 AB, Class B	50,710	731,855
Telefonaktiebolaget LM Ericsson, Class B	253,063	2,244,900

S C H E D U L E S O F I N V E S T M E N T S	57

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Telia Co. AB	206,408	$928,423
Trelleborg AB, Class B	35,468	493,764
Volvo AB, Class B	123,227	1,852,936

		36,730,984

Switzerland — 7.9%
ABB Ltd., Registered	136,484	2,592,507
Adecco Group AG, Registered	13,554	745,607
Alcon Inc.(a)	34,759	2,036,386
Allreal Holding AG, Registered	4,467	783,304
Baloise Holding AG, Registered	4,730	859,522
Barry Callebaut AG, Registered	223	439,017
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	113	836,657
Chocoladefabriken Lindt & Spruengli AG, Registered	8	665,050
Cie. Financiere Richemont SA, Registered	43,249	3,730,772
Clariant AG, Registered	18,868	347,438
Coca-Cola HBC AG	17,995	624,884
Credit Suisse Group AG, Registered	213,315	2,592,100
dormakaba Holding AG	374	275,778
Dufry AG, Registered	6,697	592,854
EMS-Chemie Holding AG, Registered	948	596,570
Flughafen Zurich AG, Registered	2,021	370,721
Geberit AG, Registered	3,147	1,460,653
Georg Fischer AG, Registered	510	443,030
Givaudan SA, Registered	606	1,619,673
Gurit Holding AG, Bearer	250	275,252
Helvetia Holding AG, Registered	5,820	744,842
Idorsia Ltd.(a)(b)	20,859	448,363
Intershop Holding AG	1,655	837,530
Julius Baer Group Ltd.	22,316	961,166
Kardex AG, Registered	3,182	460,908
Kuehne + Nagel International AG, Registered	3,491	517,479
LafargeHolcim Ltd., Registered	41,545	2,054,169
Logitech International SA, Registered	19,226	800,501
Lonza Group AG, Registered	6,418	2,212,589
Mobilezone Holding AG, Registered	45,816	425,765
Nestle SA, Registered	240,154	25,640,685
Novartis AG, Registered	170,523	15,753,569
OC Oerlikon Corp. AG, Registered	33,296	359,193
Pargesa Holding SA, Bearer	6,329	477,552
Partners Group Holding AG	1,591	1,276,336
PSP Swiss Property AG, Registered	6,758	813,690
Roche Holding AG, NVS	54,505	14,680,564
Schindler Holding AG, Participation Certificates, NVS	3,664	851,972
Schindler Holding AG, Registered	911	206,309
SGS SA, Registered	386	959,151
Sika AG, Registered	11,039	1,605,673
Sonova Holding AG, Registered	4,730	1,096,500
St Galler Kantonalbank AG, Class A, Registered	1,358	583,666
Straumann Holding AG, Registered	1,018	835,994
Sunrise Communications Group AG(c)	6,525	485,750
Swatch Group AG (The), Bearer	4,054	1,186,716
Swiss Life Holding AG, Registered	2,868	1,394,891
Swiss Prime Site AG, Registered	13,567	1,199,789
Swiss Re AG	19,054	1,858,439
Swisscom AG, Registered	1,064	518,566
Temenos AG, Registered	6,668	1,186,096
UBS Group AG, Registered	297,669	3,335,998
Valiant Holding AG, Registered	3,925	405,980
VAT Group AG(c)	4,786	603,809

Security	Shares	Value

Switzerland (continued)
Vifor Pharma AG	5,225	$779,528
Zurich Insurance Group AG	10,656	3,729,600

		113,177,103

United Kingdom — 14.9%
3i Group PLC	81,749	1,113,586
Admiral Group PLC	19,750	524,043
Aggreko PLC	29,117	297,198
Anglo American PLC	90,178	2,251,433
Antofagasta PLC	50,105	576,209
Ashtead Group PLC	44,722	1,244,692
Associated British Foods PLC	29,136	863,349
AstraZeneca PLC	100,395	8,679,995
Auto Trader Group PLC(c)	105,153	697,593
AVEVA Group PLC	12,020	587,538
Aviva PLC	314,986	1,566,266
B&M European Value Retail SA	100,792	456,635
Babcock International Group PLC	74,805	436,359
BAE Systems PLC	246,085	1,653,035
Balfour Beatty PLC	136,769	344,982
Barclays PLC	1,337,605	2,523,570
Barratt Developments PLC	106,150	838,601
BBA Aviation PLC	178,028	697,557
BCA Marketplace PLC	127,171	376,829
Beazley PLC	69,025	487,244
Bellway PLC	16,056	583,895
Berkeley Group Holdings PLC	13,841	657,229
boohoo Group PLC(a)	106,145	311,276
BP PLC	1,551,331	10,365,723
British American Tobacco PLC	183,014	6,615,182
British Land Co. PLC (The)	96,925	602,894
Britvic PLC	21,189	237,914
BT Group PLC	666,457	1,576,433
BTG PLC(a)	37,412	383,193
Bunzl PLC	26,671	702,132
Burberry Group PLC	37,274	1,031,011
Burford Capital Ltd.	18,417	339,163
Capita PLC(a)	200,689	286,403
Capital & Counties Properties PLC	170,812	414,328
Carnival PLC	14,351	650,694
Centrica PLC	585,726	545,640
Cineworld Group PLC	108,399	338,592
Close Brothers Group PLC	21,057	343,175
Cobham PLC(a)	262,085	530,464
Coca-Cola European Partners PLC	20,113	1,111,847
Compass Group PLC	121,175	3,090,605
ConvaTec Group PLC(c)	165,675	316,666
Cranswick PLC	12,466	406,328
Croda International PLC	11,654	668,966
CYBG PLC	161,389	339,993
Daily Mail & General Trust PLC, Class A, NVS	35,818	347,350
DCC PLC	9,432	804,042
Dechra Pharmaceuticals PLC	13,917	502,018
Derwent London PLC	12,457	445,387
Diageo PLC	193,173	8,144,936
Direct Line Insurance Group PLC	93,852	370,493
Dixons Carphone PLC	241,694	353,799
Domino’s Pizza Group PLC	89,764	271,921
DS Smith PLC	159,789	697,897
easyJet PLC	33,159	391,399
Electrocomponents PLC	43,801	326,405

58	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Euromoney Institutional Investor PLC	16,900	$285,566
Experian PLC	72,072	2,206,215
Ferguson PLC	20,707	1,562,863
Fevertree Drinks PLC	15,237	435,826
G4S PLC	153,143	359,187
GlaxoSmithKline PLC	384,655	8,019,092
Glencore PLC	929,974	3,034,085
Great Portland Estates PLC	62,616	507,403
Greencore Group PLC	102,474	268,264
Greene King PLC	37,644	288,267
GVC Holdings PLC	60,758	440,122
Halma PLC	32,124	782,751
Hargreaves Lansdown PLC	27,717	712,700
Hays PLC	196,548	370,862
Hikma Pharmaceuticals PLC	16,890	380,633
Hiscox Ltd.	22,933	477,365
HomeServe PLC	40,998	572,782
Howden Joinery Group PLC	59,075	401,456
HSBC Holdings PLC	1,546,475	12,435,152
IG Group Holdings PLC	35,510	248,620
IMI PLC	21,737	278,269
Imperial Brands PLC	72,691	1,864,686
Inchcape PLC	55,910	427,527
Informa PLC	105,944	1,133,780
Inmarsat PLC	47,641	334,021
InterContinental Hotels Group PLC	17,314	1,212,436
Intermediate Capital Group PLC	40,882	695,806
Intertek Group PLC	13,173	920,682
Investec PLC	66,122	380,688
ITV PLC	351,037	476,893
IWG PLC	62,766	291,199
J Sainsbury PLC	158,087	380,655
John Wood Group PLC	72,435	470,960
Johnson Matthey PLC	16,731	658,634
Jupiter Fund Management PLC	93,343	427,230
Just Eat PLC(a)	63,559	592,558
Kainos Group PLC	64,395	443,128
Kingfisher PLC	205,697	560,149
Land Securities Group PLC	75,514	736,191
Legal & General Group PLC	416,281	1,334,435
Lloyds Banking Group PLC	5,432,949	3,547,712
London Stock Exchange Group PLC	25,889	2,100,428
Man Group PLC	236,093	494,912
Marks & Spencer Group PLC	170,748	434,662
Mediclinic International PLC	63,662	267,606
Meggitt PLC	85,773	626,578
Melrose Industries PLC	468,159	1,071,667
Merlin Entertainments PLC(c)	79,719	440,718
Micro Focus International PLC	31,023	660,503
Mondi PLC	39,952	882,258
Moneysupermarket.com Group PLC	52,409	236,731
National Grid PLC	249,066	2,574,853
Next PLC	12,410	921,451
NMC Health PLC(b)	9,423	285,450
Ocado Group PLC(a)	50,336	767,651
Pagegroup PLC	58,662	322,367
Pearson PLC	63,488	677,253
Pennon Group PLC	45,647	400,861
Persimmon PLC	30,901	760,140
Phoenix Group Holdings PLC	77,212	657,636

Security	Shares	Value

United Kingdom (continued)
Plus500 Ltd.	36,324	$266,595
Provident Financial PLC	39,266	209,577
Prudential PLC	197,312	4,102,347
Quilter PLC(c)	291,678	516,789
Reckitt Benckiser Group PLC	55,184	4,305,565
RELX PLC	156,294	3,738,496
Rentokil Initial PLC	163,359	870,109
Rightmove PLC	78,090	505,242
Rio Tinto PLC	91,408	5,258,216
Rolls-Royce Holdings PLC	141,314	1,491,536
Rotork PLC	117,669	444,486
Royal Bank of Scotland Group PLC	388,235	1,031,563
Royal Dutch Shell PLC, Class A	359,696	11,424,751
Royal Dutch Shell PLC, Class B	288,108	9,180,941
RSA Insurance Group PLC	84,770	581,884
Sage Group PLC (The)	100,207	883,429
Schroders PLC	14,462	526,459
Segro PLC	104,255	975,540
Severn Trent PLC	22,088	544,970
Shaftesbury PLC	57,933	557,912
Smith & Nephew PLC	73,046	1,662,712
Smiths Group PLC	32,080	644,984
Spectris PLC	14,166	441,618
Spirax-Sarco Engineering PLC	10,135	1,116,262
SSE PLC	79,731	1,074,381
SSP Group PLC	57,302	495,354
St. James’s Place PLC	67,145	809,003
Standard Chartered PLC	235,470	1,951,359
Standard Life Aberdeen PLC	206,034	753,808
Stock Spirits Group PLC	103,914	291,374
Tate & Lyle PLC	37,254	344,581
Taylor Wimpey PLC	371,922	736,837
Tesco PLC	806,523	2,205,193
Travis Perkins PLC	21,769	364,108
Tullow Oil PLC	210,596	499,612
Unilever PLC	89,347	5,421,365
UNITE Group PLC (The)	25,725	325,069
United Utilities Group PLC	61,686	595,641
Vodafone Group PLC	2,153,021	3,956,510
Weir Group PLC (The)	34,783	637,573
WH Smith PLC	21,004	544,715
Whitbread PLC	14,930	826,852
William Hill PLC	127,826	238,766
Wm Morrison Supermarkets PLC	236,453	563,560
WPP PLC	106,918	1,270,407

		212,050,733

Total Common Stocks — 99.1% (Cost: $1,417,914,681)		1,413,054,281

Preferred Stocks

Germany — 0.5%
Bayerische Motoren Werke AG, Preference Shares, NVS	3,239	194,200
Fuchs Petrolub SE, Preference Shares, NVS	11,411	443,913
Henkel AG & Co. KGaA, Preference Shares, NVS	14,896	1,546,404
Porsche Automobil Holding SE, Preference Shares, NVS	16,393	1,089,277
Sartorius AG, Preference Shares, NVS	4,693	968,749

S C H E D U L E S O F I N V E S T M E N T S	59

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Volkswagen AG, Preference Shares, NVS	14,817	$2,490,094

		6,732,637

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	514,329	274,874

Total Preferred Stocks — 0.5% (Cost: $7,391,482)		7,007,511

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(e)(f)(g)	11,891,919	11,897,865
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(e)(f)	154,000	154,000

		12,051,865

Total Short-Term Investments — 0.9% (Cost: $12,048,255)		12,051,865

Total Investments in Securities — 100.5% (Cost: $1,437,354,418)		1,432,113,657

Other Assets, Less Liabilities — (0.5)%		(6,460,889)

Net Assets — 100.0%		$1,425,652,768

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	7,125,007	4,766,912	11,891,919	$11,897,865	$319,718	(b)	$808		$1,584
BlackRock Cash Funds: Treasury, SL Agency Shares	1,616,933	(1,462,933)	154,000	154,000	44,606		—		—

				$12,051,865	$364,324		$808		$1,584

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
ASX SPI 200 Index	4	09/19/19	$465	$10,642
Euro STOXX 50 Index	40	09/20/19	1,542	9,961
FTSE 100 Index	11	09/20/19	1,015	17,338
TOPIX Index	7	09/12/19	1,010	7,848

				$45,789

60	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI International Developed Markets ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$45,789

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$197,105

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$48,040

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,156,864

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,412,952,434	$—	$101,847	$1,413,054,281
Preferred Stocks	7,007,511	—	—	7,007,511
Money Market Funds	12,051,865	—	—	12,051,865

	$1,432,011,810	$—	$101,847	$1,432,113,657

Derivative financial instruments(a)
Assets
Futures Contracts	$45,789	$—	$—	$45,789

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	61

Schedule of Investments July 31, 2019	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 19.5%
Abacus Property Group	100,573	$287,678
Accent Group Ltd.	190,411	198,830
Adelaide Brighton Ltd.	93,466	228,052
Afterpay Touch Group Ltd.(a)	36,642	675,332
AGL Energy Ltd.	106,144	1,534,160
ALS Ltd.	93,312	464,357
Altium Ltd.	31,587	800,968
Alumina Ltd.	505,620	815,487
AMP Ltd.	535,635	660,844
Ansell Ltd.	27,970	537,865
APA Group	191,444	1,456,759
Appen Ltd.	26,784	566,934
ARB Corp. Ltd.	18,368	234,846
Aristocrat Leisure Ltd.	99,754	2,107,355
ASX Ltd.	33,051	2,024,039
Atlas Arteria Ltd.	222,930	1,258,431
Aurizon Holdings Ltd.	357,817	1,420,562
Ausdrill Ltd.	242,358	329,914
AusNet Services	276,029	337,699
Australia & New Zealand Banking Group Ltd.	472,351	9,086,603
Australian Agricultural Co. Ltd.(a)	199,625	136,904
Australian Pharmaceutical Industries Ltd.	180,929	180,199
Bank of Queensland Ltd.	76,316	490,766
Bapcor Ltd.	149,022	644,013
Beach Energy Ltd.	496,391	728,753
Bellamy’s Australia Ltd.(a)(b)	26,718	185,995
Bendigo & Adelaide Bank Ltd.	79,534	629,868
BHP Group Ltd.	499,596	14,035,569
Blackmores Ltd.(b)	3,826	236,493
BlueScope Steel Ltd.	102,956	928,898
Boral Ltd.	218,762	778,034
Brambles Ltd.	272,492	2,464,135
Breville Group Ltd.	25,361	336,142
Brickworks Ltd.	23,637	272,888
BWP Trust	129,022	334,371
Caltex Australia Ltd.	45,441	844,393
carsales.com Ltd.	51,805	527,387
Cedar Woods Properties Ltd.	55,282	244,622
Challenger Ltd.	101,370	495,373
Charter Hall Group	114,866	896,220
Charter Hall Retail REIT	92,304	287,565
CIMIC Group Ltd.	21,133	534,424
Cleanaway Waste Management Ltd.	454,079	757,397
Coca-Cola Amatil Ltd.	94,448	691,344
Cochlear Ltd.	9,861	1,497,652
Coles Group Ltd.(a)	185,671	1,817,228
Commonwealth Bank of Australia	289,137	16,401,380
Computershare Ltd.	80,633	880,329
Corporate Travel Management Ltd.	21,287	338,778
Costa Group Holdings Ltd.	79,932	218,720
Credit Corp. Group Ltd.	18,912	327,833
Cromwell Property Group	457,497	372,089
Crown Resorts Ltd.	62,962	514,683
CSL Ltd.	77,064	12,196,582
CSR Ltd.	109,609	304,459
Dexus	160,227	1,448,927
Domino’s Pizza Enterprises Ltd.	12,579	334,405
Downer EDI Ltd.	109,452	544,675

Security	Shares	Value

Australia (continued)
DuluxGroup Ltd.	90,073	$580,474
Evolution Mining Ltd.	267,471	925,459
Flight Centre Travel Group Ltd.	9,514	302,236
Fortescue Metals Group Ltd.	271,660	1,559,723
Galaxy Resources Ltd.(a)	161,081	142,112
GDI Property Group	475,578	468,743
Genworth Mortgage Insurance Australia Ltd.	64,047	149,650
Goodman Group	291,876	2,979,410
GPT Group (The)	327,525	1,401,887
GrainCorp Ltd., Class A	44,203	261,406
Growthpoint Properties Australia Ltd.	33,124	100,227
GUD Holdings Ltd.	21,993	144,159
GWA Group Ltd.	82,255	202,965
Harvey Norman Holdings Ltd.	119,477	361,514
Iluka Resources Ltd.	80,394	533,059
Incitec Pivot Ltd.	292,058	700,528
Independence Group NL	100,628	373,145
Insurance Australia Group Ltd.	369,666	2,198,858
InvoCare Ltd.(b)	25,543	275,174
IPH Ltd.	67,013	385,214
IRESS Ltd.	42,596	411,030
James Hardie Industries PLC	81,304	1,114,612
JB Hi-Fi Ltd.	24,385	505,734
Lendlease Group	99,246	995,297
Link Administration Holdings Ltd.	102,486	359,550
Lynas Corp. Ltd.(a)	142,290	255,972
Macquarie Group Ltd.	50,792	4,508,731
Magellan Financial Group Ltd.	25,789	1,099,921
Mayne Pharma Group Ltd.(a)	486,765	177,816
McMillan Shakespeare Ltd.	17,630	168,420
Medibank Pvt Ltd.	488,653	1,215,863
Mesoblast Ltd.(a)(b)	127,224	129,342
Metcash Ltd.	203,929	396,374
Mineral Resources Ltd.	35,186	389,729
Mirvac Group	609,428	1,352,556
Monadelphous Group Ltd.	32,506	424,122
National Australia Bank Ltd.	444,080	8,726,404
nearmap Ltd.(a)	121,272	281,687
Newcrest Mining Ltd.	128,784	3,158,237
NEXTDC Ltd.(a)	127,741	605,753
Nine Entertainment Co. Holdings Ltd.	310,806	432,731
Northern Star Resources Ltd.	116,189	1,041,884
NRW Holdings Ltd.	155,868	263,208
Nufarm Ltd./Australia	76,935	258,774
OFX Group Ltd.	135,632	127,606
Oil Search Ltd.	237,903	1,165,860
Orica Ltd.	65,332	982,557
Origin Energy Ltd.	301,826	1,651,787
Orora Ltd.	245,437	571,786
OZ Minerals Ltd.	48,097	341,122
Pact Group Holdings Ltd.	80,001	154,945
Pendal Group Ltd.	43,424	233,155
Pilbara Minerals Ltd.(a)(b)	418,993	135,732
Platinum Asset Management Ltd.	61,034	202,766
Premier Investments Ltd.	31,136	338,217
QBE Insurance Group Ltd.	221,292	1,905,044
Qube Holdings Ltd.	209,564	456,437
Quintis Ltd.(a)(b)(c)	56,238	—
Ramsay Health Care Ltd.	22,813	1,144,383
REA Group Ltd.	11,654	788,713

62	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Regis Resources Ltd.	111,840	$429,368
Reliance Worldwide Corp. Ltd.	157,728	400,068
Rio Tinto Ltd.	62,371	4,251,634
Sandfire Resources NL	44,931	208,729
Santos Ltd.	341,437	1,701,476
Saracen Mineral Holdings Ltd.(a)	208,771	602,922
Scentre Group	799,680	2,199,207
Seek Ltd.	59,708	860,525
Select Harvests Ltd.	57,900	297,711
SG Fleet Group Ltd.	76,001	154,532
Shopping Centres Australasia Property Group	175,165	294,587
Sims Metal Management Ltd.	35,235	264,957
Sonic Healthcare Ltd.	62,938	1,216,376
South32 Ltd.	885,320	1,916,050
Southern Cross Media Group Ltd.	328,137	303,066
Spark Infrastructure Group	288,747	471,675
St. Barbara Ltd.	146,006	372,348
Star Entertainment Grp Ltd. (The)	141,001	402,346
Steadfast Group Ltd.	191,885	502,576
Stockland	387,461	1,220,453
Suncorp Group Ltd.	204,930	1,908,261
Super Retail Group Ltd.	34,245	212,430
Sydney Airport	180,062	1,037,541
Tabcorp Holdings Ltd.	356,123	1,102,106
Tassal Group Ltd.	127,847	453,811
Technology One Ltd.	74,655	394,153
Telstra Corp. Ltd.	586,560	1,605,018
TPG Telecom Ltd.	72,798	350,229
Transurban Group	423,454	4,538,512
Treasury Wine Estates Ltd.	128,775	1,571,020
Vicinity Centres	453,743	816,258
Vocus Group Ltd.(a)	156,612	348,662
Wesfarmers Ltd.	180,091	4,864,567
Western Areas Ltd.	129,017	195,635
Westpac Banking Corp.	562,952	11,116,623
Whitehaven Coal Ltd.	143,525	366,021
WiseTech Global Ltd.	28,644	630,588
Woodside Petroleum Ltd.	153,129	3,662,383
Woolworths Group Ltd.	209,107	5,133,805
WorleyParsons Ltd.	75,268	837,837

		201,622,074

Hong Kong — 9.6%
AIA Group Ltd.	2,046,000	21,145,058
ASM Pacific Technology Ltd.	74,400	876,787
Bank of East Asia Ltd. (The)	223,200	647,254
BeiGene Ltd., ADR(a)	7,068	970,719
BOC Hong Kong Holdings Ltd.	651,000	2,503,238
Brightoil Petroleum Holdings Ltd.(a)(b)(c)	804,000	90,384
Champion REIT	372,000	276,580
CITIC Telecom International Holdings Ltd.	930,000	384,931
CK Asset Holdings Ltd.	372,072	2,820,996
CK Hutchison Holdings Ltd.	372,072	3,500,697
CK Infrastructure Holdings Ltd.	96,000	746,254
CLP Holdings Ltd.	279,000	3,038,459
Dah Sing Banking Group Ltd.	223,200	389,493
Galaxy Entertainment Group Ltd.	372,000	2,566,205
Giordano International Ltd.	378,000	130,380
Haitong International Securities Group Ltd.	1,116,000	330,755
Hang Lung Properties Ltd.	373,000	882,479
Hang Seng Bank Ltd.	130,200	3,108,673

Security	Shares	Value

Hong Kong (continued)
Henderson Land Development Co. Ltd.	361,970	$1,884,321
HKBN Ltd.	279,000	505,400
HKT Trust & HKT Ltd.	558,720	893,621
Hong Kong & China Gas Co. Ltd.	1,842,187	4,080,727
Hong Kong Exchanges & Clearing Ltd.	203,600	6,908,131
Hongkong Land Holdings Ltd.	204,600	1,252,152
Hsin Chong Group Holdings Ltd.(a)(c)	1,002,000	23,041
Hutchison Telecommunications Hong Kong Holdings Ltd.	378,000	82,091
Hysan Development Co. Ltd.	186,000	889,856
Jardine Matheson Holdings Ltd.	37,200	2,265,108
Jardine Strategic Holdings Ltd.	37,700	1,300,650
Kerry Logistics Network Ltd.	186,500	320,685
Kerry Properties Ltd.	94,500	357,337
Langham Hospitality Investments and Langham Hospitality Investments Ltd.	372,500	134,669
Link REIT	372,000	4,343,540
Macau Legend Development Ltd.(a)	1,447,000	207,034
Man Wah Holdings Ltd.	744,000	361,170
Melco International Development Ltd.	186,000	459,066
Melco Resorts & Entertainment Ltd., ADR	49,390	1,109,793
MGM China Holdings Ltd.	223,200	369,534
Minth Group Ltd.	82,000	233,600
MTR Corp. Ltd.	279,000	1,837,332
New World Development Co. Ltd.	930,000	1,318,744
NWS Holdings Ltd.	373,000	695,691
Pacific Basin Shipping Ltd.	1,234,000	255,379
Pacific Textiles Holdings Ltd.	189,000	149,212
PCCW Ltd.	744,000	424,850
Power Assets Holdings Ltd.	279,000	2,001,284
Sands China Ltd.	446,400	2,172,721
Shangri-La Asia Ltd.	372,000	454,789
Shun Tak Holdings Ltd.	746,000	277,323
Sino Land Co. Ltd.	372,000	606,385
SITC International Holdings Co. Ltd.	373,000	411,697
SJM Holdings Ltd.	372,000	408,692
SmarTone Telecommunications Holdings Ltd.	94,500	87,161
Sun Hung Kai & Co. Ltd.	375,000	172,460
Sun Hung Kai Properties Ltd.	279,000	4,522,937
SUNeVision Holdings Ltd.	558,000	413,444
Sunlight REIT	559,000	410,615
Swire Pacific Ltd., Class A	93,000	1,065,688
Swire Properties Ltd.	186,000	676,005
Techtronic Industries Co. Ltd.	279,000	2,097,517
Television Broadcasts Ltd.	48,700	78,513
Town Health International Medical Group Ltd.(b)(c)	632,000	396
Value Partners Group Ltd.	394,000	237,067
VTech Holdings Ltd.	37,300	328,547
WH Group Ltd.(d)	1,767,000	1,740,386
Wharf Real Estate Investment Co. Ltd.	186,000	1,180,930
Wheelock & Co. Ltd.	66,000	418,196
Wynn Macau Ltd.	372,000	848,749
Xinyi Glass Holdings Ltd.	378,000	383,896
Yue Yuen Industrial Holdings Ltd.	186,000	521,557

		98,589,031

Japan — 65.8%
Acom Co. Ltd.	148,800	529,006
ADEKA Corp.	37,500	552,613
Advance Residence Investment Corp.	189	587,497
Advantest Corp.	37,300	1,466,921
Aeon Co. Ltd.	130,200	2,268,832

S C H E D U L E S O F I N V E S T M E N T S	63

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
AEON Financial Service Co. Ltd.	18,900	$307,065
Aeon Mall Co. Ltd.	37,300	576,119
AEON REIT Investment Corp.	373	485,424
AGC Inc./Japan	37,200	1,147,778
Aica Kogyo Co. Ltd.	18,600	541,340
Aida Engineering Ltd.	55,800	446,092
Aiful Corp.(a)	204,600	420,224
Aisin Seiki Co. Ltd.	18,600	607,294
Ajinomoto Co. Inc.	93,000	1,676,270
Alfresa Holdings Corp.	37,300	907,293
Alps Alpine Co. Ltd.	48,724	897,518
Amada Holdings Co. Ltd.	74,400	827,771
Amano Corp.	18,700	567,502
ANA Holdings Inc.	18,600	627,338
Anritsu Corp.(b)	37,300	694,641
AOKI Holdings Inc.	18,900	186,432
Aozora Bank Ltd.	18,600	427,933
Asahi Group Holdings Ltd.	74,400	3,244,614
Asahi Intecc Co. Ltd.	37,200	983,320
Asahi Kasei Corp.	204,600	2,097,350
Astellas Pharma Inc.	334,800	4,790,346
Autobacs Seven Co. Ltd.	37,500	612,710
Azbil Corp.	37,200	895,952
Bandai Namco Holdings Inc.	37,200	2,021,460
Bank of Saga Ltd. (The)	18,900	264,591
Bank of the Ryukyus Ltd.	37,500	390,629
Benesse Holdings Inc.	18,600	438,383
Bic Camera Inc.	37,300	370,338
Bridgestone Corp.	111,600	4,214,230
Brother Industries Ltd.	55,800	999,595
Calbee Inc.	18,600	529,348
Canon Inc.	167,400	4,579,891
Canon Marketing Japan Inc.	18,900	364,857
Capcom Co. Ltd.	18,600	392,643
Casio Computer Co. Ltd.	37,300	428,053
Cawachi Ltd.	18,900	353,543
Central Japan Railway Co.	27,700	5,592,300
Chiba Bank Ltd. (The)	186,000	925,075
Chubu Electric Power Co. Inc.	111,600	1,581,878
Chugai Pharmaceutical Co. Ltd.	37,200	2,672,438
Chugoku Bank Ltd. (The)	74,400	651,664
Chugoku Electric Power Co. Inc. (The)	55,800	698,431
Citizen Watch Co. Ltd.	74,400	373,456
CKD Corp.	37,200	414,571
Coca-Cola Bottlers Japan Holdings Inc.	37,225	923,297
Colowide Co. Ltd.(b)	19,300	378,623
COMSYS Holdings Corp.	18,900	480,268
Concordia Financial Group Ltd.	223,200	791,453
Corona Corp.	37,300	346,290
Cosmo Energy Holdings Co. Ltd.	18,600	386,647
CyberAgent Inc.	18,600	757,191
Dai Nippon Printing Co. Ltd.	55,800	1,178,956
Daibiru Corp.	18,900	176,510
Daifuku Co. Ltd.	18,600	1,029,574
Dai-ichi Life Holdings Inc.	186,000	2,752,954
Daiichi Sankyo Co. Ltd.	93,600	5,730,225
Daikin Industries Ltd.	37,300	4,667,009
Daikyonishikawa Corp.	18,900	157,014
Daio Paper Corp.	37,500	451,071
Daiseki Co. Ltd.	18,900	451,894

Security	Shares	Value

Japan (continued)
Daito Trust Construction Co. Ltd.	18,600	$2,411,190
Daiwa House Industry Co. Ltd.	111,600	3,197,675
Daiwa House REIT Investment Corp.	375	920,447
Daiwa Securities Group Inc.	353,400	1,534,682
DCM Holdings Co. Ltd.	37,300	354,535
DeNA Co. Ltd.	18,900	362,943
Denso Corp.	74,400	3,178,146
Dentsu Inc.	37,200	1,240,286
DIC Corp.	18,600	506,222
Disco Corp.	4,200	782,556
DMG Mori Co. Ltd.	37,500	550,196
Duskin Co. Ltd.	18,900	504,116
East Japan Railway Co.	55,800	5,141,874
EDION Corp.(b)	37,300	356,252
Eiken Chemical Co. Ltd.	18,600	314,354
Eisai Co. Ltd.	55,800	3,035,273
Electric Power Development Co. Ltd.	18,900	425,957
EPS Holdings Inc.	18,900	293,662
FamilyMart UNY Holdings Co. Ltd.	40,700	873,415
Fancl Corp.	19,200	486,653
FANUC Corp.	37,200	6,691,375
Fast Retailing Co. Ltd.	9,400	5,675,063
FCC Co. Ltd.	18,900	371,820
Financial Products Group Co. Ltd.	37,500	333,640
Fuji Corp./Aichi	37,300	501,227
Fuji Electric Co. Ltd.	37,200	1,152,917
Fuji Oil Holdings Inc.	18,900	584,886
FUJIFILM Holdings Corp.	55,800	2,662,674
Fujitec Co. Ltd.	37,500	470,758
Fujitsu Ltd.	37,200	2,927,005
Fukuoka Financial Group Inc.	39,732	732,613
Fukuoka REIT Corp.	189	313,506
Furukawa Electric Co. Ltd.	18,600	503,994
Glory Ltd.	18,600	495,258
GLP J-REIT	744	831,882
GMO Internet Inc.	18,900	310,198
Godo Steel Ltd.	18,900	357,372
Hachijuni Bank Ltd. (The)	130,200	492,859
Hakuhodo DY Holdings Inc.	55,800	882,933
Hamamatsu Photonics KK	37,200	1,392,752
Hankyu Hanshin Holdings Inc.	37,200	1,313,949
Haseko Corp.	55,800	609,522
Hazama Ando Corp.	55,800	387,504
Heiwa Real Estate REIT Inc.	373	457,254
Heiwado Co. Ltd.	18,900	348,321
Hino Motors Ltd.	55,800	450,717
Hisamitsu Pharmaceutical Co. Inc.	18,600	754,621
Hitachi Chemical Co. Ltd.	18,900	521,872
Hitachi Construction Machinery Co. Ltd.	18,600	442,323
Hitachi High-Technologies Corp.	18,600	950,771
Hitachi Ltd.	168,000	6,022,160
Hitachi Transport System Ltd.	18,900	593,590
Hokkaido Electric Power Co. Inc.	37,300	212,309
Hokuetsu Corp.	37,200	186,043
Hokuhoku Financial Group Inc.	37,300	375,491
Hokuriku Electric Power Co.(a)	37,300	268,649
Honda Motor Co. Ltd.	260,400	6,500,706
House Foods Group Inc.	18,600	688,667
Hoya Corp.	74,400	5,759,447
Hulic Co. Ltd.	55,800	482,067

64	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Hulic Reit Inc.	375	$670,735
Ibiden Co. Ltd.	18,900	340,313
Ichigo Inc.	107,100	391,607
Ichigo Office REIT Investment	745	710,177
Ichiyoshi Securities Co. Ltd.	74,700	496,739
Idemitsu Kosan Co. Ltd.	33,647	935,887
IHI Corp.	37,200	892,869
Iida Group Holdings Co. Ltd.	37,300	616,313
Iino Kaiun Kaisha Ltd.	93,000	313,498
Infomart Corp.	37,200	508,449
Inpex Corp.	186,000	1,646,805
Invesco Office J-Reit Inc.	4,860	865,691
Invincible Investment Corp.	1,674	963,620
Isetan Mitsukoshi Holdings Ltd.	74,400	594,789
Isuzu Motors Ltd.	93,000	1,037,711
Ito En Ltd.	18,600	818,006
ITOCHU Corp.	241,800	4,636,681
Itochu-Shokuhin Co. Ltd.	18,600	765,756
Itoham Yonekyu Holdings Inc.	74,400	491,318
J Front Retailing Co. Ltd.	55,800	660,401
JAC Recruitment Co. Ltd.	18,900	441,450
Japan Airlines Co. Ltd.	18,600	587,080
Japan Excellent Inc.	373	556,537
Japan Exchange Group Inc.	93,000	1,373,051
Japan Hotel REIT Investment Corp.	1,116	933,298
Japan Logistics Fund Inc.	189	454,853
Japan Post Bank Co. Ltd.	74,400	724,985
Japan Post Holdings Co. Ltd.	260,400	2,561,429
Japan Prime Realty Investment Corp.	186	824,858
Japan Real Estate Investment Corp.	186	1,166,622
Japan Rental Housing Investments Inc.	373	313,997
Japan Retail Fund Investment Corp.	558	1,124,480
Japan Securities Finance Co. Ltd.	55,900	285,743
Japan Tobacco Inc.	186,000	4,144,849
JFE Holdings Inc.	93,000	1,239,857
JGC Corp.	37,200	488,234
JSP Corp.	18,600	325,318
JSR Corp.	37,300	621,466
JTEKT Corp.	37,300	445,917
JXTG Holdings Inc.	539,400	2,557,027
Kadokawa Dwango(a)	37,500	479,738
Kagome Co. Ltd.	37,200	868,542
Kajima Corp.	93,000	1,206,023
Kakaku.com Inc.	37,300	781,900
Kamei Corp.	37,300	383,049
Kansai Electric Power Co. Inc. (The)	130,200	1,614,084
Kansai Paint Co. Ltd.	37,200	738,689
Kao Corp.	83,000	6,099,535
KDDI Corp.	298,200	7,837,105
Keikyu Corp.	37,200	629,051
Keio Corp.	18,600	1,158,057
Keiyo Co. Ltd.	93,900	409,069
Kenedix Inc.	74,400	380,309
Kewpie Corp.	18,900	430,657
KEY Coffee Inc.	37,500	736,012
Keyence Corp.	15,300	8,896,053
Kikkoman Corp.	25,200	1,154,686
Kintetsu Group Holdings Co. Ltd.	37,200	1,774,773
Kirin Holdings Co. Ltd.	148,800	3,248,041
Kitz Corp.	37,300	255,595

Security	Shares	Value

Japan (continued)
Kiyo Bank Ltd. (The)	37,300	$487,829
Kobe Steel Ltd.	55,800	361,807
Koei Tecmo Holdings Co. Ltd.	37,220	720,575
Kohnan Shoji Co. Ltd.	18,900	414,294
Koito Manufacturing Co. Ltd.	18,600	940,493
Kokuyo Co. Ltd.	37,300	506,036
Komatsu Ltd.	167,400	3,770,451
Komori Corp.	37,500	381,994
Konami Holdings Corp.	18,600	794,879
Konica Minolta Inc.	93,000	779,461
Konishi Co. Ltd.	37,300	535,237
Kose Corp.	3,100	531,347
Kubota Corp.	186,000	2,899,424
Kuraray Co. Ltd.	55,800	666,054
Kurita Water Industries Ltd.	18,600	474,187
Kyocera Corp.	55,800	3,438,195
KYORIN Holdings Inc.	18,900	319,773
Kyowa Exeo Corp.	18,900	457,290
Kyowa Kirin Co. Ltd.	37,300	619,405
Kyushu Electric Power Co. Inc.	93,000	927,644
Kyushu Financial Group Inc.	59,100	225,350
Kyushu Railway Co.	18,600	532,775
Lawson Inc.	18,600	933,640
Leopalace21 Corp.(a)(b)	74,400	156,235
Lifull Co. Ltd.	37,500	175,455
Lintec Corp.	18,900	400,542
Lion Corp.	37,300	737,583
LIXIL Group Corp.	55,800	971,329
M3 Inc.	93,000	1,898,117
Makita Corp.	37,200	1,231,720
Mani Inc.	3,900	282,689
Marubeni Corp.	316,200	2,067,714
Maruha Nichiro Corp.	18,600	547,336
Marui Group Co. Ltd.	37,200	809,269
Marusan Securities Co. Ltd.	55,900	282,653
Matsuda Sangyo Co. Ltd.	18,900	267,551
Matsui Securities Co. Ltd.	37,500	313,263
Matsumotokiyoshi Holdings Co. Ltd.	13,000	438,222
Mazda Motor Corp.	93,000	924,218
McDonald’s Holdings Co. Japan Ltd.	18,600	838,563
Mebuki Financial Group Inc.	334,890	829,707
Medipal Holdings Corp.	37,300	798,390
Megmilk Snow Brand Co. Ltd.	18,900	407,331
MEIJI Holdings Co. Ltd.	18,600	1,296,818
MINEBEA MITSUMI Inc.	74,400	1,288,938
Ministop Co. Ltd.	18,900	259,543
Mirait Holdings Corp.	18,900	281,476
MISUMI Group Inc.	55,800	1,271,464
Mitsubishi Chemical Holdings Corp.	241,800	1,729,513
Mitsubishi Corp.	223,200	6,036,627
Mitsubishi Electric Corp.	334,800	4,417,232
Mitsubishi Estate Co. Ltd.	204,600	3,791,436
Mitsubishi Heavy Industries Ltd.	55,800	2,316,799
Mitsubishi Materials Corp.	18,600	514,787
Mitsubishi Motors Corp.	111,600	495,429
Mitsubishi Tanabe Pharma Corp.	55,800	635,732
Mitsubishi UFJ Financial Group Inc.	2,046,000	9,878,086
Mitsubishi UFJ Lease & Finance Co. Ltd.	74,400	398,125
Mitsui & Co. Ltd.	297,600	4,876,172
Mitsui Chemicals Inc.	37,200	859,292

S C H E D U L E S O F I N V E S T M E N T S	65

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mitsui Fudosan Co. Ltd.	167,400	$3,810,537
Mitsui Mining & Smelting Co. Ltd.	18,600	433,757
Mitsui OSK Lines Ltd.	18,600	460,310
Mizuho Financial Group Inc.	3,924,600	5,581,011
Monex Group Inc.(b)	74,400	222,703
MonotaRO Co. Ltd.	37,200	820,918
Mori Hills REIT Investment Corp.	559	825,307
Mori Trust Sogo REIT Inc.	189	315,247
MOS Food Services Inc.	18,600	416,798
MS&AD Insurance Group Holdings Inc.	74,400	2,453,847
Murata Manufacturing Co. Ltd.	93,300	4,161,657
Nabtesco Corp.	37,200	1,014,499
Nagase & Co. Ltd.	18,900	277,647
Nagoya Railroad Co. Ltd.	37,200	1,029,574
NEC Corp.	54,900	2,265,273
NET One Systems Co. Ltd.	18,600	497,142
Neturen Co. Ltd.	37,300	289,605
Nexon Co. Ltd.(a)	93,200	1,486,736
NGK Insulators Ltd.	37,300	560,659
NGK Spark Plug Co. Ltd.	37,300	716,627
NHK Spring Co. Ltd.	37,300	293,728
Nichicon Corp.	37,300	309,531
NichiiGakkan Co. Ltd.	18,900	301,147
Nichi-Iko Pharmaceutical Co. Ltd.	37,500	432,075
Nidec Corp.	37,300	5,055,211
Nihon M&A Center Inc.	37,200	1,011,415
Nihon Parkerizing Co. Ltd.	37,300	418,777
Nihon Unisys Ltd.	19,300	640,815
Nikkiso Co. Ltd.	18,900	244,573
Nikkon Holdings Co. Ltd.	37,500	883,145
Nikon Corp.	55,800	759,589
Nintendo Co. Ltd.	19,300	7,128,068
Nippon Building Fund Inc.	186	1,308,810
Nippon Express Co. Ltd.	18,600	1,055,271
Nippon Light Metal Holdings Co. Ltd.	180,700	332,857
Nippon Paint Holdings Co. Ltd.	37,200	1,629,160
Nippon Paper Industries Co. Ltd.	18,900	335,091
Nippon Parking Development Co. Ltd.	441,700	691,586
Nippon Prologis REIT Inc.	373	899,048
Nippon Sheet Glass Co. Ltd.	37,300	236,013
Nippon Signal Co. Ltd.	37,300	417,059
Nippon Steel Corp.	130,228	2,058,820
Nippon Suisan Kaisha Ltd.	74,400	472,131
Nippon Telegraph & Telephone Corp.	111,600	5,059,131
Nippon Yusen KK	37,300	626,276
Nipro Corp.	18,900	211,151
Nishimatsuya Chain Co. Ltd.	55,900	453,069
Nishi-Nippon Financial Holdings Inc.	55,800	396,240
Nissan Chemical Corp.	18,600	819,719
Nissan Motor Co. Ltd.	353,400	2,313,578
Nisshin Seifun Group Inc.	56,200	1,068,874
Nisshinbo Holdings Inc.	37,300	293,384
Nissin Electric Co. Ltd.	37,500	433,802
Nissin Foods Holdings Co. Ltd.	18,600	1,163,196
Nitori Holdings Co. Ltd.	18,600	2,523,399
Nitto Denko Corp.	37,200	1,846,723
Nitto Kohki Co. Ltd.	18,900	380,872
Nomura Holdings Inc.	613,800	1,942,452
Nomura Real Estate Holdings Inc.	18,900	385,920
Nomura Real Estate Master Fund Inc.	744	1,184,781

Security	Shares	Value

Japan (continued)
Nomura Research Institute Ltd.	63,810	$1,139,559
North Pacific Bank Ltd.	181,700	406,660
NSD Co. Ltd.	37,300	1,157,734
NSK Ltd.	74,400	635,218
NTT Data Corp.	111,600	1,474,980
NTT DOCOMO Inc.	223,800	5,390,163
Obayashi Corp.	148,800	1,419,819
Obic Co. Ltd.	18,600	1,999,189
Odakyu Electric Railway Co. Ltd.	55,800	1,252,962
Oji Holdings Corp.	186,000	969,615
Okabe Co. Ltd.	56,100	434,539
Olympus Corp.	204,600	2,248,103
Omron Corp.	37,200	1,795,330
Ono Pharmaceutical Co. Ltd.	74,400	1,358,832
Orient Corp.	217,500	256,413
Oriental Land Co. Ltd./Japan	37,200	4,947,437
ORIX Corp.	241,800	3,477,510
Orix JREIT Inc.	558	1,085,935
Osaka Gas Co. Ltd.	74,400	1,373,222
OSG Corp.	18,900	378,957
OSJB Holdings Corp.	143,900	327,362
Otsuka Holdings Co. Ltd.	74,400	2,752,612
Outsourcing Inc.	37,200	450,203
PALTAC Corp.	18,600	918,222
Pan Pacific International Holdings Corp.	18,600	1,192,319
Panasonic Corp.	390,600	3,326,620
Park24 Co. Ltd.	18,900	414,120
Penta-Ocean Construction Co. Ltd.	74,400	363,178
PeptiDream Inc.(a)(b)	18,600	1,046,705
Persol Holdings Co. Ltd.	37,300	912,789
Pigeon Corp.	18,600	688,667
Proto Corp.	37,800	396,539
Raiznext Corp.	37,300	399,882
Rakuten Inc.	167,400	1,720,639
Recruit Holdings Co. Ltd.	204,600	7,006,243
Relia Inc.	18,900	225,251
Renesas Electronics Corp.(a)	186,000	1,111,803
Resona Holdings Inc.	372,000	1,522,605
Ricoh Co. Ltd.	130,200	1,201,569
Ringer Hut Co. Ltd.	18,900	445,453
Rohm Co. Ltd.	18,600	1,313,949
Rohto Pharmaceutical Co. Ltd.	18,700	544,251
Round One Corp.	37,300	570,279
Royal Holdings Co. Ltd.	37,500	935,989
Ryohin Keikaku Co. Ltd.	3,900	697,923
Saizeriya Co. Ltd.	18,600	438,211
Sakata Seed Corp.	18,600	607,294
San ju San Financial Group Inc.	18,900	281,650
Sanrio Co. Ltd.	18,600	377,739
Santen Pharmaceutical Co. Ltd.	74,400	1,206,709
Sanwa Holdings Corp.	55,800	628,537
SBI Holdings Inc./Japan	55,900	1,284,040
Secom Co. Ltd.	37,200	2,929,746
Sega Sammy Holdings Inc.	37,300	482,332
Seibu Holdings Inc.	37,300	590,548
Seikagaku Corp.	37,500	414,460
Seiko Epson Corp.	55,800	827,428
Seino Holdings Co. Ltd.	37,300	468,934
Sekisui Chemical Co. Ltd.	74,400	1,110,775
Sekisui House Ltd.	111,600	1,886,639

66	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sekisui House Reit Inc.	930	$722,929
Sekisui Plastics Co. Ltd.	37,200	261,762
Senshu Ikeda Holdings Inc.	125,700	231,545
Seven & i Holdings Co. Ltd.	130,200	4,470,510
Seven Bank Ltd.	125,500	340,985
Shikoku Electric Power Co. Inc.	37,300	352,817
Shimachu Co. Ltd.	18,900	420,735
Shimadzu Corp.	37,200	903,832
Shimano Inc.	18,600	2,643,316
Shimizu Corp.	149,400	1,212,262
Shin-Etsu Chemical Co. Ltd.	55,800	5,732,894
Shin-Etsu Polymer Co. Ltd.	74,400	527,635
Shinko Electric Industries Co. Ltd.	37,300	304,721
Shinsei Bank Ltd.	37,300	566,843
Shionogi & Co. Ltd.	55,800	3,112,877
Shiseido Co. Ltd.	74,400	5,513,446
Shizuoka Bank Ltd. (The)	149,400	1,034,758
Showa Corp.	18,900	256,410
Showa Denko KK	18,600	505,022
SKY Perfect JSAT Holdings Inc.	37,200	147,669
SMC Corp./Japan	8,600	3,157,228
Sodick Co. Ltd.	37,500	339,512
Softbank Corp.	297,600	4,026,474
SoftBank Group Corp.	283,500	14,695,261
Sohgo Security Services Co. Ltd.	18,600	907,944
Sojitz Corp.	271,600	855,512
Sompo Holdings Inc.	55,800	2,329,133
Sony Corp.	223,200	12,683,804
Sony Financial Holdings Inc.	37,300	910,728
Square Enix Holdings Co. Ltd.	18,600	641,557
Stanley Electric Co. Ltd.	37,200	927,816
Star Micronics Co. Ltd.	18,900	250,317
Subaru Corp.	111,600	2,615,392
SUMCO Corp.	55,800	745,199
Sumitomo Chemical Co. Ltd.	335,400	1,544,554
Sumitomo Corp.	204,600	3,059,342
Sumitomo Dainippon Pharma Co. Ltd.	37,200	687,639
Sumitomo Electric Industries Ltd.	130,200	1,623,678
Sumitomo Forestry Co. Ltd.	37,300	470,652
Sumitomo Heavy Industries Ltd.	37,200	1,211,163
Sumitomo Metal Mining Co. Ltd.	37,200	1,067,262
Sumitomo Mitsui Construction Co. Ltd.	62,100	332,306
Sumitomo Mitsui Financial Group Inc.	223,200	7,826,133
Sumitomo Mitsui Trust Holdings Inc.	55,800	1,919,016
Sumitomo Realty & Development Co. Ltd.	74,400	2,725,202
Sumitomo Rubber Industries Ltd.	37,300	409,845
Suntory Beverage & Food Ltd.	18,600	742,630
Suzuken Co. Ltd./Aichi Japan	18,600	1,033,000
Suzuki Motor Corp.	74,400	2,925,292
Sysmex Corp.	37,200	2,721,776
T&D Holdings Inc.	93,000	1,050,131
Taiheiyo Cement Corp.	18,600	526,779
Taisei Corp.	37,200	1,291,679
Taiyo Nippon Sanso Corp.	37,300	769,876
Taiyo Yuden Co. Ltd.	18,700	377,014
Takara Bio Inc.	18,900	375,302
Takara Holdings Inc.	37,200	386,476
Takasago Thermal Engineering Co. Ltd.	18,900	294,184
Takeda Pharmaceutical Co. Ltd.	260,400	8,717,974
Takeuchi Manufacturing Co. Ltd.	37,500	585,770

Security	Shares	Value

Japan (continued)
Tatsuta Electric Wire and Cable Co. Ltd.	55,900	$248,673
TDK Corp.	18,600	1,450,997
Teijin Ltd.	37,300	649,637
Terumo Corp.	111,600	3,270,653
THK Co. Ltd.	37,200	950,429
TIS Inc.	18,600	974,755
Tobu Railway Co. Ltd.	37,200	1,065,549
Tocalo Co. Ltd.	74,400	561,897
Toho Co. Ltd./Tokyo	37,200	1,456,136
Toho Holdings Co. Ltd.	18,900	422,824
Tohoku Electric Power Co. Inc.	75,000	753,627
Tokai Rika Co. Ltd.	18,900	311,765
Tokai Tokyo Financial Holdings Inc.	148,800	455,000
Tokio Marine Holdings Inc.	111,600	5,958,510
Tokyo Broadcasting System Holdings Inc.	18,900	322,210
Tokyo Electric Power Co. Holdings Inc.(a)	260,400	1,259,130
Tokyo Electron Ltd.	26,600	4,580,124
Tokyo Gas Co. Ltd.	74,400	1,864,882
Tokyo Seimitsu Co. Ltd.	18,600	528,492
Tokyo Steel Manufacturing Co. Ltd.	37,300	285,826
Tokyo Tatemono Co. Ltd.	55,800	656,289
Tokyu Construction Co. Ltd.	37,300	256,625
Tokyu Corp.	93,000	1,637,725
Tokyu Fudosan Holdings Corp.	93,000	542,197
Tokyu REIT Inc.	375	681,441
TOMONY Holdings Inc.	93,000	303,219
Topcon Corp.	37,200	439,924
Toppan Forms Co. Ltd.	37,500	329,150
Toppan Printing Co. Ltd.	56,400	923,594
Topre Corp.	18,900	285,654
Toray Industries Inc.	241,800	1,676,732
Toshiba Corp.	93,000	2,985,079
Tosoh Corp.	74,400	1,050,474
TOTO Ltd.	18,600	751,195
Towa Bank Ltd. (The)	55,800	372,086
Toyo Construction Co. Ltd.	55,800	221,504
Toyo Seikan Group Holdings Ltd.	37,300	655,820
Toyo Suisan Kaisha Ltd.	18,600	752,908
Toyo Tire Corp.	37,500	494,244
Toyobo Co. Ltd.	18,900	237,262
Toyoda Gosei Co. Ltd.	18,900	349,887
Toyota Boshoku Corp.	18,900	266,506
Toyota Industries Corp.	37,200	1,942,657
Toyota Motor Corp.	372,000	24,065,650
Toyota Tsusho Corp.	37,200	1,086,106
Trend Micro Inc./Japan	18,600	816,293
TS Tech Co. Ltd.	18,600	516,500
TSI Holdings Co. Ltd.	74,500	404,835
Tsukui Corp.	37,300	172,801
Tsumura & Co.	18,600	515,644
Tsuruha Holdings Inc.	6,300	645,812
Ube Industries Ltd.	18,900	396,713
Unicharm Corp.	74,400	2,122,875
United Super Markets Holdings Inc.	37,200	331,999
United Urban Investment Corp.	558	946,146
Ushio Inc.	37,300	479,584
USS Co. Ltd.	55,800	1,113,687
VT Holdings Co. Ltd.	74,500	294,363
Wacom Co. Ltd.	55,800	198,891
Wakita & Co. Ltd.	37,500	378,886

S C H E D U L E S O F I N V E S T M E N T S	67

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
West Japan Railway Co.	37,200	$3,062,340
Yahoo Japan Corp.	539,400	1,594,726
Yakult Honsha Co. Ltd.	18,600	1,056,984
Yamada Denki Co. Ltd.	130,200	576,801
Yamaha Corp.	19,200	912,475
Yamaha Motor Co. Ltd.	55,800	985,719
Yamato Holdings Co. Ltd.	55,800	1,101,610
Yaskawa Electric Corp.	55,800	1,875,846
Yokogawa Electric Corp.	55,800	1,008,845
Yokohama Rubber Co. Ltd. (The)	18,900	350,061
Yoshinoya Holdings Co. Ltd.	37,300	727,277
Zensho Holdings Co. Ltd.	19,300	417,196
ZOZO Inc.	37,300	708,726

		680,774,505

New Zealand — 1.0%
a2 Milk Co. Ltd.(a)	141,440	1,682,174
Air New Zealand Ltd.	100,936	180,867
Argosy Property Ltd.	161,117	150,999
Auckland International Airport Ltd.	162,391	997,291
Chorus Ltd.	102,023	372,027
Contact Energy Ltd.	109,319	562,052
Fisher & Paykel Healthcare Corp. Ltd.	116,345	1,266,997
Fletcher Building Ltd.	139,072	455,266
Goodman Property Trust	183,305	248,012
Infratil Ltd.	118,795	364,582
Kiwi Property Group Ltd.	145,504	155,573
Mercury NZ Ltd.	123,334	371,593
Meridian Energy Ltd.	225,094	698,984
Metlifecare Ltd.	55,153	159,436
New Zealand Refining Co. Ltd. (The)	56,248	80,187
Precinct Properties New Zealand Ltd.	167,282	197,075
Ryman Healthcare Ltd.	92,877	790,754
SKYCITY Entertainment Group Ltd.	98,288	259,480
Spark New Zealand Ltd.	296,119	777,845
Summerset Group Holdings Ltd.	83,184	310,193
Z Energy Ltd.	59,901	256,580

		10,337,967

Singapore — 3.7%
Ascendas Hospitality Trust	539,400	409,905
Ascendas REIT	372,058	831,901
Ascott Residence Trust	235,830	225,741
Cache Logistics Trust	217,400	122,318
CapitaLand Commercial Trust	449,476	676,570
CapitaLand Ltd.	353,700	935,584
CapitaLand Mall Trust	353,700	677,136
CapitaLand Retail China Trust	236,500	274,769
CDL Hospitality Trusts	327,900	392,939
City Developments Ltd.	93,000	659,844
ComfortDelGro Corp. Ltd.	409,500	810,891
COSCO Shipping International Singapore Co. Ltd.(a)	911,400	209,778
DBS Group Holdings Ltd.	300,300	5,795,128
ESR-REIT	511,028	196,039
Far East Hospitality Trust	353,700	175,745
First REIT	309,500	251,028
First Resources Ltd.	18,600	21,202
Frasers Centrepoint Trust	186,301	355,300
Frasers Commercial Trust	180,700	212,580
Genting Singapore Ltd.	1,078,800	725,217
Jardine Cycle & Carriage Ltd.	18,600	459,513

Security	Shares	Value

Singapore (continued)
Keppel Corp. Ltd.	241,800	$1,130,773
Keppel REIT	204,600	185,382
Lippo Malls Indonesia Retail Trust	1,674,000	293,566
Mapletree Commercial Trust	223,287	337,733
Mapletree Industrial Trust	198,700	326,678
Mapletree Logistics Trust	334,820	376,766
Mapletree North Asia Commercial Trust	353,700	366,997
OUE Hospitality Trust	353,700	192,544
Oversea-Chinese Banking Corp. Ltd.	515,675	4,348,317
Raffles Medical Group Ltd.	235,000	176,866
Sabana Shari’ah Compliant Industrial REIT	525,880	174,839
SATS Ltd.	173,200	610,006
Sembcorp Industries Ltd.	199,300	340,771
Sembcorp Marine Ltd.(a)	235,900	232,703
Silverlake Axis Ltd.	1,339,200	508,848
Singapore Airlines Ltd.	93,000	657,126
Singapore Exchange Ltd.	128,100	741,334
Singapore Press Holdings Ltd.	223,300	360,596
Singapore Technologies Engineering Ltd.	363,400	1,125,875
Singapore Telecommunications Ltd.	1,283,400	3,122,810
Soilbuild Business Space REIT	543,460	232,307
Starhill Global REIT	353,700	205,467
Suntec REIT	297,900	415,760
United Overseas Bank Ltd.	203,700	3,929,473
UOL Group Ltd.	93,000	499,470
Venture Corp. Ltd.	74,400	844,818
Wilmar International Ltd.	297,600	867,651
Wing Tai Holdings Ltd.	143,900	221,862
Yangzijiang Shipbuilding Holdings Ltd.	473,600	494,865
Yanlord Land Group Ltd.	217,900	206,986
Yoma Strategic Holdings Ltd.	883,633	232,442

		38,180,759

Total Common Stocks — 99.6% (Cost: $965,765,105)		1,029,504,336

Warrants

Singapore — 0.0%
Ezion Holdings Ltd. (Expires 04/16/23)(a)(b)(c)	341,183	3

Total Warrants — 0.0% (Cost: $0)		3

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(e)(f)(g)	3,121,304	3,122,865
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(e)(f)	77,000	77,000

		3,199,865

Total Short-Term Investments — 0.3% (Cost: $3,199,105)		3,199,865

Total Investments in Securities — 99.9% (Cost: $968,964,210)		1,032,704,204

Other Assets, Less Liabilities — 0.1%		1,504,143

Net Assets — 100.0%		$1,034,208,347

68	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Pacific ETF

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation )

BlackRock Cash Funds: Institutional, SL Agency Shares	8,977,154	(5,855,850)	3,121,304	$3,122,865	$190,976	(b)	$2,009		$(1,847)
BlackRock Cash Funds: Treasury, SL Agency Shares	94,414	(17,414)	77,000	77,000	7,901		—		—

				$3,199,865	$198,877		$2,009		$(1,847)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
ASX SPI 200 Index	11	09/19/19	$1,280	$35,635
TOPIX Index	22	09/12/19	3,173	23,005

				$58,640

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$58,640

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(467,669)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$54,249

S C H E D U L E S O F I N V E S T M E N T S	69

Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Pacific ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,048,371

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,029,390,515	$—	$113,821	$1,029,504,336
Warrants	—	—	3	3
Money Market Funds	3,199,865	—	—	3,199,865

	$1,032,590,380	$—	$113,824	$1,032,704,204

Derivative financial instruments(a)
Assets
Futures Contracts	$58,640	$—	$—	$58,640

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

70	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.1%
Banco BBVA Argentina SA, ADR	47,655	$552,321
Banco Macro SA, ADR	29,296	2,029,627
Central Puerto SA, ADR(a)	66,038	608,210
Cresud SACIF y A, ADR(a)	25,027	254,274
Globant SA(a)(b)	22,594	2,394,964
Grupo Financiero Galicia SA, ADR	66,176	2,431,306
Grupo Supervielle SA, ADR	35,184	270,917
Loma Negra Cia Industrial Argentina SA, ADR(a)(b)	40,973	505,197
Pampa Energia SA, ADR(a)(b)	40,838	1,343,570
Telecom Argentina SA, ADR	60,061	1,015,031
Transportadora de Gas del Sur SA, Class B, ADR	57,521	897,903
YPF SA, ADR	114,217	1,878,870

		14,182,190

Australia — 5.2%
Abacus Property Group	235,461	673,510
Adelaide Brighton Ltd.	349,801	853,495
Afterpay Touch Group Ltd.(a)	108,422	1,998,277
AGL Energy Ltd.	414,385	5,989,345
ALS Ltd.	312,496	1,555,101
Altium Ltd.	77,089	1,954,785
Alumina Ltd.	1,808,411	2,916,687
AMP Ltd.	1,914,503	2,362,033
Ansell Ltd.	85,034	1,635,211
APA Group	755,812	5,751,217
Appen Ltd.	70,752	1,497,599
ARB Corp. Ltd.	110,160	1,408,461
Ardent Leisure Group Ltd.(a)	472,809	382,913
Aristocrat Leisure Ltd.	373,501	7,890,402
ASX Ltd.	122,540	7,504,335
Atlas Arteria Ltd.	511,223	2,885,833
Aurizon Holdings Ltd.	1,229,250	4,880,222
Ausdrill Ltd.	471,185	641,410
AusNet Services	1,004,669	1,229,131
Australia & New Zealand Banking Group Ltd.	1,834,053	35,281,627
Automotive Holdings Group Ltd.	249,859	537,312
Aveo Group	513,872	726,082
Bank of Queensland Ltd.	244,023	1,569,240
Bapcor Ltd.	299,527	1,294,435
Beach Energy Ltd.	1,196,854	1,757,105
Bega Cheese Ltd.(b)	197,346	602,572
Bellamy’s Australia Ltd.(a)(b)	67,569	470,377
Bendigo & Adelaide Bank Ltd.	305,129	2,416,464
BHP Group Ltd.	1,897,276	53,301,763
BHP Group PLC	1,362,395	33,100,126
Bingo Industries Ltd.(b)	317,112	526,752
Blackmores Ltd.(b)	9,201	568,732
BlueScope Steel Ltd.	362,287	3,268,656
Boral Ltd.	763,344	2,714,857
Brambles Ltd.	1,010,363	9,136,675
Bravura Solutions Ltd.	177,372	601,488
Breville Group Ltd.	60,520	802,149
Brickworks Ltd.	40,063	462,525
BWP Trust	615,487	1,595,084
Caltex Australia Ltd.	158,337	2,942,247
carsales.com Ltd.	154,225	1,570,045
Challenger Ltd.	360,240	1,760,415
Charter Hall Group	310,100	2,419,497
Charter Hall Long Wale REIT	178,903	639,973

Security	Shares	Value

Australia (continued)
Charter Hall Retail REIT	354,352	$1,103,952
CIMIC Group Ltd.	60,782	1,537,091
Cleanaway Waste Management Ltd.	1,368,337	2,282,366
Clinuvel Pharmaceuticals Ltd.(b)	24,045	538,789
Coca-Cola Amatil Ltd.	318,218	2,329,304
Cochlear Ltd.	37,062	5,628,839
Coles Group Ltd.(a)	722,613	7,072,468
Collins Foods Ltd.	63,697	381,079
Commonwealth Bank of Australia	1,132,298	64,229,932
Computershare Ltd.	319,268	3,485,680
Cooper Energy Ltd.(a)	1,586,207	639,577
Corporate Travel Management Ltd.	57,154	909,594
Costa Group Holdings Ltd.	230,323	630,238
Credit Corp. Group Ltd.	32,171	557,673
Cromwell Property Group	1,003,139	815,868
Crown Resorts Ltd.	235,514	1,925,211
CSL Ltd.	291,173	46,082,677
CSR Ltd.	399,937	1,110,896
Dexus	674,438	6,098,917
Domain Holdings Australia Ltd.	276,425	573,483
Domino’s Pizza Enterprises Ltd.	39,645	1,053,938
Downer EDI Ltd.	378,693	1,884,523
DuluxGroup Ltd.	252,958	1,630,185
Elders Ltd.	80,588	409,369
Emeco Holdings Ltd.(a)(b)	192,219	303,395
Evolution Mining Ltd.	977,381	3,381,773
FlexiGroup Ltd./Australia	309,883	389,796
Flight Centre Travel Group Ltd.	35,772	1,136,388
Fortescue Metals Group Ltd.	896,502	5,147,225
G8 Education Ltd.	308,796	617,229
Galaxy Resources Ltd.(a)(b)	370,713	327,058
Goodman Group	1,040,346	10,619,639
GPT Group (The)	1,146,024	4,905,262
GrainCorp Ltd., Class A(b)	161,171	953,128
Growthpoint Properties Australia Ltd.	87,403	264,465
GUD Holdings Ltd.	127,353	834,770
GWA Group Ltd.	260,728	643,350
Harvey Norman Holdings Ltd.	434,112	1,313,540
Healius Ltd.	418,027	844,207
HUB24 Ltd.(b)	36,611	313,913
IDP Education Ltd.	91,140	1,207,367
Iluka Resources Ltd.	287,662	1,907,368
Incitec Pivot Ltd.	1,011,539	2,426,268
Independence Group NL	399,380	1,480,967
Inghams Group Ltd.	192,375	538,334
Insurance Australia Group Ltd.	1,471,664	8,753,795
InvoCare Ltd.(b)	107,115	1,153,948
IOOF Holdings Ltd.	235,172	944,998
IPH Ltd.	112,940	649,218
IRESS Ltd.	125,089	1,207,047
James Hardie Industries PLC	288,340	3,952,907
JB Hi-Fi Ltd.	77,463	1,606,547
Jumbo Interactive Ltd.	29,475	394,530
Kidman Resources Ltd.(a)	270,127	351,890
Lendlease Group	365,852	3,668,980
Link Administration Holdings Ltd.	362,385	1,271,349
Lynas Corp. Ltd.(a)	498,499	896,771
Macquarie Group Ltd.	207,948	18,459,238
Magellan Financial Group Ltd.	81,332	3,468,875
McMillan Shakespeare Ltd.	81,575	779,287

S C H E D U L E S O F I N V E S T M E N T S	71

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Medibank Pvt Ltd.	1,767,385	$4,397,595
Mesoblast Ltd.(a)(b)	242,255	246,287
Metcash Ltd.	629,445	1,223,443
Mineral Resources Ltd.	122,494	1,356,774
Mirvac Group	2,502,465	5,553,935
Monadelphous Group Ltd.	78,915	1,029,644
Myer Holdings Ltd.(a)(b)	934,315	347,747
Nanosonics Ltd.(a)	185,695	705,227
National Australia Bank Ltd.	1,770,089	34,783,174
nearmap Ltd.(a)	274,872	638,465
Netwealth Group Ltd.	64,651	371,191
New Hope Corp. Ltd.	181,618	314,202
New South Resources Ltd.(a)	484,308	547,447
Newcrest Mining Ltd.	505,945	12,407,553
NEXTDC Ltd.(a)(b)	257,442	1,220,801
NIB Holdings Ltd.	304,568	1,677,289
Nine Entertainment Co. Holdings Ltd.	1,065,828	1,483,937
Northern Star Resources Ltd.	409,777	3,674,530
NRW Holdings Ltd.	248,872	420,261
Nufarm Ltd./Australia(b)	247,006	830,815
Oil Search Ltd.	952,816	4,669,340
oOh!media Ltd.	175,411	540,432
Orica Ltd.	237,323	3,569,205
Origin Energy Ltd.	1,134,322	6,207,743
Orocobre Ltd.(a)(b)	175,042	343,846
Orora Ltd.	756,224	1,761,749
OZ Minerals Ltd.	224,957	1,595,481
Pact Group Holdings Ltd.	172,265	333,642
Pendal Group Ltd.	198,186	1,064,112
Perpetual Ltd.	36,529	994,768
Pilbara Minerals Ltd.(a)(b)	1,236,652	400,610
Platinum Asset Management Ltd.	216,864	720,463
Premier Investments Ltd.	88,983	966,585
Pro Medicus Ltd.	27,920	591,749
QBE Insurance Group Ltd.	848,265	7,302,488
Qube Holdings Ltd.	912,789	1,988,082
Ramsay Health Care Ltd.	86,692	4,348,785
REA Group Ltd.	33,233	2,249,126
Regis Resources Ltd.	335,151	1,286,686
Reliance Worldwide Corp. Ltd.	528,713	1,341,049
Resolute Mining Ltd.(c)	521,089	637,510
Rio Tinto Ltd.	238,906	16,285,468
Sandfire Resources NL	206,034	957,140
Santos Ltd.	1,173,182	5,846,293
Saracen Mineral Holdings Ltd.(a)	513,107	1,481,832
Scentre Group	3,416,362	9,395,365
Seek Ltd.	214,360	3,089,404
Seven Group Holdings Ltd.	89,857	1,121,624
Seven West Media Ltd.(a)	975,765	292,558
Shopping Centres Australasia Property Group	621,861	1,045,827
Sigma Healthcare Ltd.	933,244	382,727
Sims Metal Management Ltd.	124,272	934,491
SmartGroup Corp. Ltd.	63,461	411,161
Sonic Healthcare Ltd.	287,131	5,549,259
South32 Ltd.	3,297,150	7,135,842
Southern Cross Media Group Ltd.	1,012,541	935,178
Spark Infrastructure Group	1,030,653	1,683,595
SpeedCast International Ltd.	178,283	231,632
St. Barbara Ltd.	494,132	1,260,148
Star Entertainment Grp Ltd. (The)	546,207	1,558,599

Security	Shares	Value

Australia (continued)
Steadfast Group Ltd.	547,888	$1,435,001
Stockland	1,513,610	4,767,680
Suncorp Group Ltd.	820,894	7,643,976
Super Retail Group Ltd.	127,180	788,930
Sydney Airport	683,227	3,936,844
Tabcorp Holdings Ltd.	1,340,195	4,147,546
Technology One Ltd.	164,669	869,396
Telstra Corp. Ltd.	2,568,443	7,028,090
TPG Telecom Ltd.	230,941	1,111,049
Transurban Group	1,722,725	18,463,891
Treasury Wine Estates Ltd.	456,498	5,569,151
Vicinity Centres	2,007,351	3,611,110
Virtus Health Ltd.	267,394	943,623
Viva Energy Group Ltd.(d)	734,990	1,215,821
Viva Energy REIT	252,243	462,464
Vocus Group Ltd.(a)	421,530	938,443
Washington H Soul Pattinson & Co. Ltd.	82,360	1,289,170
Webjet Ltd.	93,440	873,956
Wesfarmers Ltd.	719,317	19,429,985
Western Areas Ltd.	337,501	511,770
Westpac Banking Corp.	2,197,457	43,393,222
Whitehaven Coal Ltd.	477,484	1,217,692
WiseTech Global Ltd.(b)	67,997	1,496,930
Woodside Petroleum Ltd.	622,178	14,880,620
Woolworths Group Ltd.	818,706	20,100,126
WorleyParsons Ltd.	226,119	2,517,019
Zip Co. Ltd.(a)	140,611	315,947

		798,803,999

Austria — 0.2%
ams AG(a)	52,837	2,800,895
ANDRITZ AG	44,429	1,600,760
AT&S Austria Technologie & Systemtechnik AG	16,714	272,813
CA Immobilien Anlagen AG	47,296	1,674,567
DO & CO AG	4,264	379,803
Erste Group Bank AG	197,260	7,124,772
EVN AG	12,771	204,472
FACC AG	19,297	232,256
IMMOFINANZ AG	59,586	1,604,175
Lenzing AG	9,278	951,921
Oesterreichische Post AG(b)	25,912	871,283
OMV AG	91,518	4,616,913
Raiffeisen Bank International AG	87,111	2,058,114
S IMMO AG	67,711	1,506,280
S&T AG(b)	41,448	981,111
Schoeller-Bleckmann Oilfield Equipment AG	13,038	1,048,092
Semperit AG Holding(a)(b)	22,522	316,960
Telekom Austria AG	117,961	879,963
UNIQA Insurance Group AG	118,391	1,067,714
Verbund AG	40,240	2,267,042
Vienna Insurance Group AG Wiener Versicherung Gruppe	14,974	386,792
voestalpine AG	71,822	1,922,397
Wienerberger AG	74,550	1,718,182

		36,487,277

Belgium — 0.8%
Ackermans & van Haaren NV	12,257	1,798,667
Aedifica SA	13,487	1,425,059
Ageas	113,000	6,123,376
AGFA-Gevaert NV(a)	187,622	762,479

72	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Belgium (continued)
Anheuser-Busch InBev SA/NV	487,652	$49,446,604
Barco NV	8,906	1,872,129
Befimmo SA	27,761	1,579,455
Bekaert SA(b)	27,450	781,797
Cie. d’Entreprises CFE	8,643	766,000
Cofinimmo SA	10,442	1,388,159
Colruyt SA	36,144	1,898,249
D’ieteren SA/NV	28,901	1,362,754
Econocom Group SA/NV	87,333	292,293
Elia System Operator SA/NV	28,823	2,207,897
Euronav NV	123,298	1,044,701
Fagron	29,842	498,723
Galapagos NV(a)(b)	28,169	4,952,274
Gimv NV	33,849	2,001,205
Groupe Bruxelles Lambert SA	45,711	4,350,472
KBC Ancora	30,864	1,331,947
KBC Group NV	152,697	9,908,346
Kinepolis Group NV	22,624	1,347,641
Melexis NV(b)	14,704	1,016,666
Mithra Pharmaceuticals SA(a)(b)	9,478	283,237
Montea CVA	7,610	648,182
Ontex Group NV(b)	49,331	820,032
Orange Belgium SA	34,441	791,857
Proximus SADP	88,864	2,553,671
Sofina SA	8,651	1,687,530
Solvay SA	48,718	5,036,969
Telenet Group Holding NV	28,825	1,428,172
Tessenderlo Group SA(a)	30,155	951,839
Titan Cement International SA(a)	30,169	659,039
UCB SA	78,157	6,145,351
Umicore SA(b)	124,938	3,956,173
Warehouses De Pauw CVA	16,480	2,770,673

		125,889,618

Brazil — 1.4%
Aliansce Shopping Centers SA	107,200	803,160
Ambev SA	3,042,200	16,275,843
Arezzo Industria e Comercio SA	43,100	577,210
Atacadao SA	238,300	1,482,646
B2W Cia. Digital(a)	119,000	1,199,931
B3 SA — Brasil, Bolsa, Balcao	1,339,639	15,021,360
Banco Bradesco SA	782,033	6,466,020
Banco BTG Pactual SA	138,000	2,191,804
Banco do Brasil SA	548,400	7,173,829
Banco Santander Brasil SA	242,800	2,765,104
BB Seguridade Participacoes SA	462,500	3,988,764
BK Brasil Operacao e Assessoria a Restaurantes SA	111,700	610,066
BR Malls Participacoes SA	534,008	2,130,298
BRF SA(a)	363,847	3,230,779
CCR SA	789,300	3,136,139
Centrais Eletricas Brasileiras SA	147,200	1,541,011
Cia. de Locacao das Americas	65,300	867,751
Cia. de Saneamento Basico do Estado de Sao Paulo	220,000	3,122,309
Cia. de Saneamento de Minas Gerais-COPASA	44,500	797,135
Cia. de Saneamento do Parana	46,500	1,057,885
Cia. Hering	106,300	904,056
Cia. Siderurgica Nacional SA	405,100	1,779,701
Cielo SA	884,772	1,702,479
Cosan SA	102,000	1,379,302
CVC Brasil Operadora e Agencia de Viagens SA	91,200	1,233,015

Security	Shares	Value

Brazil (continued)
Cyrela Brazil Realty SA Empreendimentos e Participacoes	208,200	$1,350,151
Duratex SA	270,319	903,075
EcoRodovias Infraestrutura e Logistica SA	119,300	373,506
EDP — Energias do Brasil SA	269,500	1,381,666
Embraer SA	465,100	2,386,935
Energisa SA	127,100	1,668,724
Eneva SA(a)	128,600	884,539
Engie Brasil Energia SA	132,275	1,696,942
Equatorial Energia SA	113,128	2,841,279
Ez Tec Empreendimentos e Participacoes SA	40,748	355,758
Fleury SA	136,000	843,268
Grendene SA	264,400	534,056
Guararapes Confeccoes SA	74,700	386,941
Hypera SA	242,900	1,948,313
Iguatemi Empresa de Shopping Centers SA	53,200	679,952
Iochpe Maxion SA	74,245	430,758
IRB Brasil Resseguros S/A	154,300	3,895,843
JBS SA	708,000	4,685,377
Klabin SA	450,800	1,921,765
Kroton Educacional SA	959,608	3,203,284
Light SA	172,700	888,148
Linx SA	102,500	882,634
Localiza Rent a Car SA	389,898	4,559,483
LOG Commercial Properties e Participacoes SA	35,392	221,329
Lojas Renner SA	576,574	7,272,684
M. Dias Branco SA	74,800	777,899
Magazine Luiza SA	50,400	3,532,527
Marfrig Global Foods SA(a)	177,300	312,417
MRV Engenharia e Participacoes SA	201,200	1,084,446
Multiplan Empreendimentos Imobiliarios SA	176,582	1,332,367
Natura Cosmeticos SA	129,400	2,103,704
Notre Dame Intermedica Participacoes SA	218,600	2,538,888
Odontoprev SA	195,400	908,813
Petrobras Distribuidora SA	462,400	3,268,974
Petroleo Brasileiro SA	1,930,600	14,772,225
Porto Seguro SA	65,000	900,042
Qualicorp Consultoria e Corretora de Seguros SA	178,800	1,055,902
Raia Drogasil SA	148,300	3,271,776
Rumo SA(a)	744,100	4,334,947
Sao Martinho SA	117,100	628,978
SLC Agricola SA	62,900	301,578
Smiles Fidelidade SA	46,300	485,199
Sul America SA	141,252	1,577,475
Suzano SA	352,700	2,874,956
TIM Participacoes SA	508,500	1,651,483
TOTVS SA	95,300	1,228,419
Transmissora Alianca de Energia Eletrica SA	155,000	1,146,043
Ultrapar Participacoes SA	454,200	2,401,009
Vale SA	2,056,019	27,217,963
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	75,990	307,183
Via Varejo SA(a)	603,600	1,238,450
WEG SA	536,268	3,394,967
YDUQS Part(a)	176,400	1,608,069

		213,890,706

Canada — 6.9%
Aecon Group Inc.	57,446	888,933
Ag Growth International Inc.	14,145	581,463
AGF Management Ltd., Class B, NVS	206,028	803,308

S C H E D U L E S O F I N V E S T M E N T S	73

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Agnico Eagle Mines Ltd.	153,937	$8,082,821
Aimia Inc.(a)	73,587	209,584
Alacer Gold Corp.(a)	344,118	1,375,791
Alamos Gold Inc., Class A	258,121	1,702,264
Alaris Royalty Corp.	50,709	783,911
Algonquin Power & Utilities Corp.	327,370	4,098,513
Alimentation Couche-Tard Inc., Class B	286,332	17,640,223
Allied Properties REIT	44,275	1,649,755
AltaGas Ltd.	178,500	2,747,199
Altus Group Ltd./Canada	21,721	554,294
Aphria Inc.(a)(b)	158,104	862,068
Aritzia Inc.(a)	60,510	842,804
Atco Ltd./Canada, Class I, NVS	44,171	1,479,711
ATS Automation Tooling Systems Inc.(a)	85,489	1,376,912
Aurinia Pharmaceuticals Inc.(a)	46,576	296,165
Aurora Cannabis Inc.(a)(b)	460,712	2,890,962
B2Gold Corp.(a)	654,146	2,097,213
Badger Daylighting Ltd.	35,004	1,270,449
Ballard Power Systems Inc.(a)(b)	119,797	484,425
Bank of Montreal	404,675	30,447,314
Bank of Nova Scotia (The)	776,548	41,667,420
Barrick Gold Corp.	1,131,120	18,476,582
Bausch Health Companies Inc.(a)	201,905	4,875,610
BCE Inc.	82,720	3,756,936
Birchcliff Energy Ltd.	216,686	433,983
BlackBerry Ltd.(a)(b)	333,349	2,444,619
Boardwalk REIT	23,601	754,678
Bombardier Inc., Class B(a)	1,362,056	2,354,542
Boralex Inc., Class A	60,526	920,001
Brookfield Asset Management Inc., Class A	545,268	26,853,354
BRP Inc.	30,358	1,074,777
CAE Inc.	174,653	4,733,580
Cameco Corp.	248,155	2,290,400
Canada Goose Holdings Inc.(a)(b)	39,977	1,881,718
Canadian Apartment Properties REIT	49,567	1,838,639
Canadian Imperial Bank of Commerce	277,782	21,964,060
Canadian National Railway Co.	467,523	44,475,477
Canadian Natural Resources Ltd.	776,192	19,760,194
Canadian Pacific Railway Ltd.	90,856	21,802,257
Canadian Tire Corp. Ltd., Class A, NVS	37,978	4,167,848
Canadian Utilities Ltd., Class A, NVS	75,839	2,075,661
Canadian Western Bank	54,524	1,280,109
CannTrust Holdings Inc.(a)(b)	99,075	233,135
Canopy Growth Corp.(a)(b)	133,355	4,394,221
Capital Power Corp.	59,731	1,347,319
Cascades Inc.	42,971	395,628
CCL Industries Inc., Class B, NVS	97,387	4,894,751
Celestica Inc.(a)	91,808	656,496
Cenovus Energy Inc.	664,128	6,205,575
Centerra Gold Inc.(a)	148,829	1,194,576
CES Energy Solutions Corp.(b)	210,883	305,127
CGI Inc.(a)	159,117	12,308,651
CI Financial Corp.	145,437	2,266,033
Cineplex Inc.	49,384	891,293
Cogeco Communications Inc.	12,167	965,744
Colliers International Group Inc.	24,776	1,809,026
Cominar REIT	37,545	356,537
Constellation Software Inc./Canada	13,245	12,665,434
Corus Entertainment Inc., Class B, NVS	139,639	539,139
Cott Corp.	84,841	1,091,242

Security	Shares	Value

Canada (continued)
Crescent Point Energy Corp.	401,425	$1,338,949
Cronos Group Inc.(a)(b)	119,763	1,657,155
Descartes Systems Group Inc. (The)(a)	60,030	2,192,010
Detour Gold Corp.(a)	110,163	1,691,266
Dollarama Inc.	193,282	7,197,571
Dream Global REIT	132,813	1,425,073
Dream Unlimited Corp., Class A	160,607	1,023,707
ECN Capital Corp.	232,557	837,676
Eldorado Gold Corp.(a)	96,901	746,783
Element Fleet Management Corp.	274,901	2,101,821
Emera Inc.	37,609	1,569,488
Empire Co. Ltd., Class A, NVS	108,799	2,894,071
Enbridge Inc.	1,302,756	43,731,093
Encana Corp.	977,431	4,488,374
Endeavour Mining Corp.(a)	44,496	835,602
Enerflex Ltd.	70,112	886,845
Enerplus Corp.	213,085	1,419,864
Enghouse Systems Ltd.	32,310	850,347
Equitable Group Inc.	8,560	601,022
ERO Copper Corp.(a)	46,097	875,146
Extendicare Inc.(b)	132,305	902,755
Fairfax Financial Holdings Ltd.	18,318	8,529,521
Finning International Inc.	102,755	1,785,683
First Capital Realty Inc.	132,095	2,197,979
First Majestic Silver Corp.(a)(b)	140,407	1,331,201
First Quantum Minerals Ltd.	459,433	4,254,430
FirstService Corp.	23,393	2,467,297
Fortis Inc./Canada	275,076	10,897,044
Fortuna Silver Mines Inc.(a)	162,092	613,485
Franco-Nevada Corp.	121,704	10,630,506
Freehold Royalties Ltd.	129,672	804,803
Genworth MI Canada Inc.(b)	37,622	1,395,551
George Weston Ltd.	48,825	3,881,014
Gibson Energy Inc.	86,880	1,513,114
Gildan Activewear Inc.	137,654	5,448,924
Granite REIT	22,163	1,035,280
Great Canadian Gaming Corp.(a)	37,585	1,254,217
Great-West Lifeco Inc.	168,565	3,720,073
H&R Real Estate Investment Trust	70,252	1,213,354
HEXO Corp.(a)(b)	149,177	633,901
Home Capital Group Inc.(a)	40,615	734,574
HudBay Minerals, Inc.	200,903	980,686
Hudson’s Bay Co.	78,528	587,248
Husky Energy Inc.	235,870	1,839,324
Hydro One Ltd.(d)	192,497	3,417,054
IA Financial Corp Inc.	76,550	3,087,300
IAMGOLD Corp.(a)	295,199	1,079,051
IGM Financial Inc.	35,868	995,886
Imperial Oil Ltd.	165,596	4,557,468
Innergex Renewable Energy Inc.	153,176	1,753,216
Intact Financial Corp.	90,302	8,459,774
Inter Pipeline Ltd.	258,255	4,368,003
Interfor Corp.(a)	64,298	586,108
InterRent REIT	29,960	336,070
Intertape Polymer Group Inc.	44,066	610,075
Ivanhoe Mines Ltd., Class A(a)	439,143	1,384,497
Jamieson Wellness Inc.	23,718	372,437
Just Energy Group Inc.	50,476	176,434
Kelt Exploration Ltd.(a)	154,591	492,092
Keyera Corp.	137,436	3,514,527

74	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Killam Apartment REIT	26,226	$391,647
Kinaxis Inc.(a)	21,468	1,357,250
Kinross Gold Corp.(a)	808,861	3,289,280
Kirkland Lake Gold Ltd.	130,081	5,406,710
Labrador Iron Ore Royalty Corp.	54,007	1,293,881
Largo Resources Ltd.(a)(b)	182,334	258,265
Laurentian Bank of Canada	28,237	976,463
Linamar Corp.	35,985	1,224,940
Lithium Americas Corp.(a)(b)	65,778	242,945
Loblaw Companies Ltd.	115,654	6,031,288
Lucara Diamond Corp.	306,403	345,335
Lundin Mining Corp.	442,901	2,155,228
MAG Silver Corp.(a)	55,698	625,205
Magna International Inc.	205,091	10,395,505
Major Drilling Group International Inc.(a)	108,625	364,799
Manulife Financial Corp.	1,260,855	22,948,204
Maple Leaf Foods Inc.	52,272	1,232,013
Martinrea International Inc.	88,985	732,535
Medical Facilities Corp.(b)	60,023	568,165
MEG Energy Corp.(a)	180,120	761,273
Methanex Corp.	47,426	1,876,237
Metro Inc.	164,783	6,477,629
Morguard REIT	80,868	755,010
Morneau Shepell Inc.	100,051	2,314,701
MTY Food Group Inc.	13,560	676,167
Mullen Group Ltd.	75,293	578,537
National Bank of Canada	208,758	10,155,322
New Gold Inc.(a)	367,160	492,100
NexGen Energy Ltd.(a)	256,041	368,517
NFI Group Inc.	45,117	999,813
Norbord Inc.	39,594	922,347
North West Co. Inc. (The)	54,916	1,263,384
Northland Power Inc.	103,282	1,975,741
Northview Apartment Real Estate Investment Trust	59,991	1,242,627
Novagold Resources Inc.(a)	218,842	1,359,899
Nutrien Ltd.	393,097	21,661,272
NuVista Energy Ltd.(a)	230,434	477,311
OceanaGold Corp.	377,058	1,027,962
Onex Corp.	53,371	3,240,506
Open Text Corp.	174,015	7,459,395
Osisko Gold Royalties Ltd.	126,815	1,503,644
Osisko Mining Inc.(a)	125,890	326,912
Pan American Silver Corp.	134,382	2,056,946
Parex Resources Inc.(a)	111,505	1,915,663
Parkland Fuel Corp.	96,609	3,173,092
Pason Systems Inc.	80,898	1,092,892
Pembina Pipeline Corp.	328,442	11,978,135
Poseidon Concepts Corp.(a)	293	—
Power Corp. of Canada	196,189	4,180,306
Power Financial Corp.	164,046	3,609,099
PrairieSky Royalty Ltd.	149,429	2,011,883
Premier Gold Mines Ltd.(a)	416,444	704,037
Premium Brands Holdings Corp.	20,007	1,463,407
Pretium Resources Inc.(a)	122,243	1,332,138
Quebecor Inc., Class B	116,259	2,647,180
Restaurant Brands International Inc.	154,134	11,409,073
Richelieu Hardware Ltd.	34,832	691,255
RioCan REIT	95,679	1,895,874
Ritchie Bros Auctioneers Inc.	69,777	2,531,983
Rogers Communications Inc., Class B, NVS	225,507	11,765,209

Security	Shares	Value

Canada (continued)
Royal Bank of Canada	899,218	$71,367,704
Russel Metals Inc.	66,651	1,062,335
Sandstorm Gold Ltd.(a)	113,985	704,838
Saputo Inc.	149,555	4,539,666
Seabridge Gold Inc.(a)	29,511	406,769
Secure Energy Services Inc.	128,818	688,651
SEMAFO Inc.(a)	361,886	1,457,851
Shaw Communications Inc., Class B, NVS	296,172	5,834,802
ShawCor Ltd.	64,156	844,241
Shopify Inc., Class A(a)	63,948	20,424,499
Sierra Wireless Inc.(a)	26,058	308,969
Sleep Country Canada Holdings Inc.(d)	28,272	400,241
SmartCentres Real Estate Investment Trust	56,555	1,394,979
SNC-Lavalin Group Inc.	116,105	1,846,150
Spin Master Corp.(a)(d)	22,725	648,964
SSR Mining Inc.(a)	81,320	1,262,700
Stantec Inc.	69,215	1,657,175
Stars Group Inc. (The)(a)(b)	148,841	2,328,138
Stella-Jones Inc.	36,424	1,141,969
Sun Life Financial Inc.	381,686	15,940,038
Suncor Energy Inc.	1,017,751	29,350,973
Superior Plus Corp.	150,898	1,514,553
Surge Energy Inc.(b)	471,344	452,266
TC Energy Corp.	589,764	29,022,236
Teck Resources Ltd., Class B	323,706	6,655,799
TELUS Corp.	112,279	4,056,289
TFI International Inc.	56,545	1,797,779
Theratechnologies Inc.(a)(b)	49,248	210,396
Thomson Reuters Corp.	131,459	8,873,720
TMX Group Ltd.	30,073	2,244,797
TORC Oil & Gas Ltd.	208,637	653,008
Torex Gold Resources Inc.(a)	62,617	810,638
Toromont Industries Ltd.	52,225	2,632,826
Toronto-Dominion Bank (The)	1,159,423	68,118,253
Total Energy Services Inc.	123,630	655,268
Tourmaline Oil Corp.	188,189	2,493,614
TransAlta Corp.	181,499	1,118,172
TransAlta Renewables Inc.	72,145	752,134
Transcontinental Inc., Class A	63,587	735,065
Turquoise Hill Resources Ltd.(a)	708,488	404,650
Uni-Select Inc.	26,678	243,792
Valener Inc.	74,238	1,464,238
Vermilion Energy Inc.	108,577	1,955,486
Village Farms International Inc.(a)	27,424	314,515
Wajax Corp.	36,415	421,512
West Fraser Timber Co. Ltd.	36,775	1,444,787
WestJet Airlines Ltd.	18,025	422,228
Westshore Terminals Investment Corp.	54,186	859,119
Wheaton Precious Metals Corp.	285,576	7,502,853
Whitecap Resources Inc.	368,120	1,188,614
Winpak Ltd.	22,151	766,846
WSP Global Inc.	71,585	4,058,019
Yamana Gold Inc.	620,417	1,842,612

		1,059,286,145

Chile — 0.2%
AES Gener SA	1,968,692	495,652
Aguas Andinas SA, Class A	1,896,561	1,066,098
Banco de Chile	16,037,118	2,310,610
Banco de Credito e Inversiones SA	33,654	2,129,212
Banco Santander Chile	40,482,741	2,944,073

S C H E D U L E S O F I N V E S T M E N T S	75

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chile (continued)
CAP SA	68,300	$703,446
Cencosud SA	952,160	1,888,007
Cia. Cervecerias Unidas SA	116,198	1,636,043
Colbun SA	5,689,282	1,072,921
Empresa Nacional de Telecomunicaciones SA(a)	87,901	808,784
Empresas CMPC SA	719,950	1,695,619
Empresas COPEC SA	257,703	2,374,821
Enel Americas SA	25,854,427	4,284,206
Enel Chile SA	19,044,394	1,733,544
Engie Energia Chile SA	475,221	840,613
Inversiones Aguas Metropolitanas SA	461,662	677,012
Itau CorpBanca	80,525,946	627,202
Latam Airlines Group SA	206,545	1,977,043
Parque Arauco SA	467,591	1,279,362
SACI Falabella	467,848	2,903,173
SONDA SA	490,159	650,278
Vina Concha y Toro SA	421,896	851,610

		34,949,329

China — 7.5%
21Vianet Group Inc., ADR(a)(b)	57,967	426,637
3SBio Inc.(d)	897,000	1,535,508
51job Inc., ADR(a)(b)	17,360	1,346,268
58.com Inc., ADR(a)	62,766	3,538,747
AAC Technologies Holdings Inc.(b)	479,500	2,618,662
Agile Group Holdings Ltd.	988,250	1,285,196
Agricultural Bank of China Ltd., Class A	4,192,700	2,190,226
Agricultural Bank of China Ltd., Class H	18,165,000	7,402,541
Air China Ltd., Class H	1,158,000	1,139,079
Ajisen China Holdings Ltd.	787,000	338,812
Alibaba Group Holding Ltd., ADR(a)	917,217	158,779,435
Alibaba Health Information Technology Ltd.(a)(b)	2,290,000	2,079,983
Alibaba Pictures Group Ltd.(a)	9,900,000	2,010,884
Aluminum Corp. of China Ltd., Class H(a)	2,746,000	908,563
Angang Steel Co. Ltd., Class A	2,497,033	1,268,192
Anhui Conch Cement Co. Ltd., Class H	833,000	4,868,451
ANTA Sports Products Ltd.	730,000	5,483,463
Anxin-China Holdings Ltd.(a)(c)	1,004,000	1
Asia Cement China Holdings Corp.	321,500	448,496
Autohome Inc., ADR(a)(b)	39,486	3,356,310
AviChina Industry & Technology Co. Ltd., Class H	1,693,000	914,855
BAIC Motor Corp. Ltd., Class H(d)	1,119,500	715,070
Baidu Inc., ADR(a)	180,079	20,114,824
Bank of China Ltd., Class H	51,261,000	20,955,199
Bank of Communications Co. Ltd., Class A	4,092,800	3,450,557
Bank of Communications Co. Ltd., Class H	5,452,000	3,990,848
Baozun Inc., ADR(a)(b)	27,178	1,348,301
BBMG Corp., Class H	2,154,000	632,890
Beijing Capital International Airport Co. Ltd., Class H	1,198,000	948,862
Beijing Enterprises Holdings Ltd.	299,000	1,468,663
Beijing Enterprises Water Group Ltd.	3,772,000	1,999,745
BOC Aviation Ltd.(d)	154,100	1,334,710
Bosideng International Holdings Ltd.(b)	3,230,000	1,122,344
Brilliance China Automotive Holdings Ltd.(b)	2,014,000	2,217,795
BYD Co. Ltd., Class H(b)	454,500	2,862,434
BYD Electronic International Co. Ltd.(b)	536,500	851,228
Camsing International Holding Ltd.(c)	264,000	39,122
CAR Inc.(a)	548,000	392,034
CGN Power Co. Ltd., Class H(d)	8,104,000	2,350,066
Changyou.com Ltd., ADR	17,197	135,684
China Agri-Industries Holdings Ltd.	1,826,100	557,542

Security	Shares	Value

China (continued)
China Aoyuan Group Ltd.	784,000	$1,061,639
China BlueChemical Ltd., Class H	1,506,000	415,560
China Cinda Asset Management Co. Ltd., Class H	6,584,000	1,446,682
China CITIC Bank Corp. Ltd., Class H	5,564,000	3,099,048
China Coal Energy Co. Ltd., Class H	1,083,000	421,971
China Common Rich Renewable Energy Investments Ltd.(a)(c)	4,386	—
China Communications Construction Co. Ltd., Class H	2,818,000	2,390,363
China Communications Services Corp. Ltd., Class H	1,490,000	1,046,896
China Conch Venture Holdings Ltd.	1,085,000	3,749,313
China Construction Bank Corp., Class H	62,283,000	48,296,198
China Dili Group(a)(b)	1,816,400	538,337
China Ding Yi Feng Holdings Ltd.(b)(c)	592,000	9,075
China Eastern Airlines Corp. Ltd., Class A(a)	1,967,393	1,681,508
China Education Group Holdings Ltd.	496,000	779,366
China Everbright Bank Co. Ltd., Class H	2,844,000	1,286,138
China Everbright International Ltd.	2,399,629	2,130,510
China Everbright Ltd.	876,000	1,166,075
China Evergrande Group	1,200,000	3,203,924
China Galaxy Securities Co. Ltd., Class H	2,275,500	1,226,716
China Gas Holdings Ltd.	1,147,000	4,784,112
China Hongqiao Group Ltd.	1,554,000	1,141,494
China Huarong Asset Management Co. Ltd., Class H(d)	6,678,000	1,134,626
China Huishan Dairy Holdings Co. Ltd.(a)(c)	262,905	571
China International Capital Corp. Ltd., Class H(b)(d)	833,600	1,593,104
China Jinmao Holdings Group Ltd.	3,374,000	2,198,214
China Life Insurance Co. Ltd., Class H	4,839,000	12,456,195
China Literature Ltd.(a)(b)(d)	225,800	910,077
China Longyuan Power Group Corp. Ltd., Class H	1,992,000	1,224,022
China Lumena New Materials Corp.(a)(b)(c)	152,000	—
China Medical System Holdings Ltd.	953,000	917,950
China Mengniu Dairy Co. Ltd.	1,773,000	7,202,621
China Merchants Bank Co. Ltd., Class A	679,995	3,607,484
China Merchants Bank Co. Ltd., Class H	2,431,177	12,190,204
China Merchants Port Holdings Co. Ltd.	954,000	1,586,770
China Metal Recycling Holdings Ltd.(a)(c)	3,000	—
China Minsheng Banking Corp. Ltd., Class H	4,677,500	3,238,678
China Mobile Ltd.	3,955,000	33,725,041
China Molybdenum Co. Ltd., Class H	3,126,000	902,510
China National Building Material Co. Ltd., Class H	2,524,000	2,244,157
China Oil and Gas Group Ltd.	8,632,000	396,980
China Oilfield Services Ltd., Class H	1,150,000	1,307,503
China Oriental Group Co. Ltd.	872,000	391,001
China Overseas Land & Investment Ltd.	2,492,000	8,563,574
China Pacific Insurance Group Co. Ltd., Class H	1,782,600	7,674,296
China Petroleum & Chemical Corp., Class H	16,670,200	10,775,714
China Power International Development Ltd.	5,560,000	1,399,251
China Railway Construction Corp. Ltd., Class H	1,347,500	1,568,202
China Railway Group Ltd., Class H	2,370,000	1,671,253
China Railway Signal & Communication Corp. Ltd., Class H(d)	1,122,000	752,501
China Reinsurance Group Corp., Class H	3,413,000	601,686
China Resources Beer Holdings Co. Ltd.	938,000	4,433,628
China Resources Cement Holdings Ltd.	1,540,000	1,426,308
China Resources Gas Group Ltd.	580,000	2,956,348
China Resources Land Ltd.	1,876,666	8,091,248
China Resources Medical Holdings Co. Ltd.	659,500	481,067
China Resources Pharmaceutical Group Ltd.(d)	1,180,000	1,291,866

76	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Resources Power Holdings Co. Ltd.	1,242,000	$1,792,895
China SCE Group Holdings Ltd.	1,223,000	670,253
China Shenhua Energy Co. Ltd., Class H	2,231,500	4,447,093
China Shineway Pharmaceutical Group Ltd.	347,000	291,239
China Southern Airlines Co. Ltd., Class H	1,200,000	777,220
China State Construction Engineering Corp. Ltd., Class A	4,247,300	3,630,118
China State Construction International Holdings Ltd.(b)	1,272,000	1,316,215
China Taiping Insurance Holdings Co. Ltd.	1,075,368	3,008,541
China Telecom Corp. Ltd., Class H	11,396,000	5,124,480
China Tower Corp. Ltd., Class H(d)	27,558,000	7,181,788
China Traditional Chinese Medicine Holdings Co. Ltd.	1,730,000	795,616
China Travel International Investment Hong Kong Ltd.	2,708,000	501,616
China Unicom Hong Kong Ltd.	4,926,000	4,820,343
China Vanke Co. Ltd., Class A	792,900	3,309,023
China Vanke Co. Ltd., Class H	929,300	3,519,941
China Water Affairs Group Ltd.	586,000	524,023
China Yangtze Power Co. Ltd., Class A	1,138,700	3,093,198
China Youzan Ltd.(a)(b)	7,520,000	465,923
China Yuhua Education Corp Ltd., Class L(d)	818,000	409,632
China ZhengTong Auto Services Holdings Ltd.	987,500	373,408
Chinasoft International Ltd.	1,672,000	843,700
Chongqing Rural Commercial Bank Co. Ltd., Class H	1,518,000	798,958
CIFI Holdings Group Co. Ltd.	2,260,000	1,457,990
CITIC Ltd.	3,699,000	4,914,422
CITIC Resources Holdings Ltd.	4,378,000	313,198
CITIC Securities Co. Ltd., Class H	1,482,500	2,871,102
CNOOC Ltd.	11,499,000	19,008,554
COFCO Meat Holdings Ltd.(a)	909,000	346,047
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	882,000	507,033
COSCO SHIPPING Holdings Co. Ltd., Class H(a)	1,655,500	621,772
COSCO SHIPPING Ports Ltd.	1,118,000	979,762
Country Garden Holdings Co. Ltd.	4,917,866	6,709,693
Country Garden Services Holdings Co. Ltd.	846,000	2,059,909
CRRC Corp. Ltd., Class H	3,017,000	2,385,727
CSPC Pharmaceutical Group Ltd.	3,054,000	5,368,367
Ctrip.com International Ltd., ADR(a)(b)	265,299	10,341,355
Dah Chong Hong Holdings Ltd.	1,720,000	549,317
Dali Foods Group Co. Ltd.(d)	1,249,000	780,236
Daqo New Energy Corp., ADR(a)	7,968	334,258
Digital China Holdings Ltd.(a)	865,000	482,895
Dongfeng Motor Group Co. Ltd., Class H	1,758,000	1,578,807
Dongyue Group Ltd.	1,312,000	714,000
ENN Energy Holdings Ltd.	507,500	5,267,616
Fanhua Inc., ADR	36,380	1,232,191
Far East Horizon Ltd.	1,439,000	1,343,795
Fosun International Ltd.	1,769,500	2,337,361
Fu Shou Yuan International Group Ltd.	808,000	695,706
Future Land Development Holdings Ltd.(b)	1,312,000	1,114,577
Fuyao Glass Industry Group Co. Ltd., Class H(d)	358,400	1,094,260
GCL New Energy Holdings Ltd.(a)	11,678,000	447,553
GCL-Poly Energy Holdings Ltd.(a)(b)	11,126,000	639,597
GDS Holdings Ltd., ADR(a)(b)	40,093	1,651,030
Geely Automobile Holdings Ltd.	3,199,000	4,961,211
Genertec Universal Medical Group Co. Ltd.(d)	666,500	506,608
Genscript Biotech Corp.(a)	614,000	1,521,685
GF Securities Co. Ltd., Class H(a)	1,018,000	1,153,523
Glory Sun Financial Group Ltd.(b)	10,224,000	391,829

Security	Shares	Value

China (continued)
GOME Retail Holdings Ltd.(a)(b)	11,808,000	$1,267,098
Great Wall Motor Co. Ltd., Class H(b)	2,025,000	1,389,166
Greentown Service Group Co. Ltd.	690,000	586,173
Guangdong Investment Ltd.	1,916,000	4,038,631
Guangzhou Automobile Group Co. Ltd., Class H	1,889,600	1,943,213
Guangzhou R&F Properties Co. Ltd., Class H	658,400	1,202,764
Guotai Junan Securities Co. Ltd., Class A	1,065,126	2,799,059
Haier Electronics Group Co. Ltd.	866,000	2,051,079
Haitian International Holdings Ltd.	565,000	1,151,956
Haitong Securities Co. Ltd., Class H	2,034,000	2,039,742
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	591,595	2,650,048
Harbin Electric Co. Ltd., Class H(a)	644,000	211,433
Hengan International Group Co. Ltd.	485,500	3,674,788
HengTen Networks Group Ltd.(a)(b)	17,608,000	335,159
Hua Hong Semiconductor Ltd.(b)(d)	354,000	739,846
Huadian Power International Corp. Ltd., Class H	996,000	418,610
Huaneng Power International Inc., Class H	2,540,000	1,486,120
Huaneng Renewables Corp. Ltd., Class H	3,098,000	846,935
Huatai Securities Co. Ltd., Class H(d)	1,151,400	1,882,743
Huazhu Group Ltd., ADR	87,605	2,869,940
Hutchison China MediTech Ltd., ADR(a)(b)	40,941	856,076
IGG Inc.	833,000	797,043
Industrial & Commercial Bank of China Ltd., Class A	2,978,000	2,437,229
Industrial & Commercial Bank of China Ltd., Class H	41,281,000	27,949,936
Industrial Bank Co. Ltd., Class A	1,156,898	3,211,461
Inner Mongolia Yitai Coal Co. Ltd., Class B	886,200	898,607
iQIYI Inc., ADR(a)(b)	83,252	1,547,655
JD.com Inc., ADR(a)(b)	476,150	14,241,647
Jiangsu Expressway Co. Ltd., Class H	794,000	1,073,151
Jiangsu Hengrui Medicine Co. Ltd., Class A	315,000	3,059,770
Jiangxi Copper Co. Ltd., Class H	905,000	1,127,218
Jiayuan International Group Ltd.	882,000	383,091
JinkoSolar Holding Co. Ltd., ADR(a)(b)	24,453	479,034
K Wah International Holdings Ltd.	1,575,000	824,934
Kaisa Group Holdings Ltd.	1,777,000	744,588
Kingboard Holdings Ltd.	516,000	1,284,084
Kingboard Laminates Holdings Ltd.	1,123,000	935,367
Kingdee International Software Group Co. Ltd.	1,535,000	1,484,428
Kingsoft Corp. Ltd.(a)(b)	559,000	1,219,704
Kunlun Energy Co. Ltd.	2,046,000	1,795,631
Kweichow Moutai Co. Ltd., Class A	35,200	4,967,861
KWG Group Holdings Ltd.	895,500	841,973
Lee & Man Paper Manufacturing Ltd.	992,000	609,553
Legend Holdings Corp., Class H(d)	293,200	692,932
Lenovo Group Ltd.	4,692,000	3,812,149
Li Ning Co. Ltd.	1,306,500	3,247,932
Logan Property Holdings Co. Ltd.	876,000	1,338,413
Longfor Group Holdings Ltd.(d)	1,147,500	4,280,458
Lonking Holdings Ltd.	2,154,000	566,849
Luye Pharma Group Ltd.(b)(d)	977,000	762,589
Maanshan Iron & Steel Co. Ltd., Class H	1,276,000	489,020
Meituan Dianping, Class B(a)	655,600	5,355,922
MMG Ltd.(a)	1,894,000	597,629
Momo Inc., ADR	94,612	3,213,970
NetEase Inc., ADR	45,785	10,568,094
New China Life Insurance Co. Ltd., Class H	546,800	2,745,211
New Oriental Education & Technology Group Inc., ADR(a)	93,711	9,774,994
Nexteer Automotive Group Ltd.	627,000	657,606

S C H E D U L E S O F I N V E S T M E N T S	77

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Nine Dragons Paper Holdings Ltd.	1,131,000	$923,248
NIO Inc., ADR(a)(b)	453,402	1,573,305
Noah Holdings Ltd., ADR(a)(b)	23,168	749,253
PAX Global Technology Ltd.	1,439,000	579,063
People’s Insurance Co. Group of China Ltd. (The), Class H	5,237,000	2,214,447
PetroChina Co. Ltd., Class H	13,518,000	7,183,904
Phoenix Media Investment Holdings Ltd.	3,212,000	283,126
PICC Property & Casualty Co. Ltd., Class H	4,390,520	5,255,455
Pinduoduo Inc., ADR(a)(b)	129,292	2,879,333
Ping An Insurance Group Co. of China Ltd., Class A	338,000	4,320,518
Ping An Insurance Group Co. of China Ltd., Class H	3,634,000	43,359,726
Poly Property Group Co. Ltd.	1,737,000	645,725
Postal Savings Bank of China Co. Ltd., Class H(d)	4,815,000	2,811,041
Pou Sheng International Holdings Ltd.(b)	1,286,000	358,139
Redco Properties Group Ltd.(b)(d)	640,000	255,088
Ronshine China Holdings Ltd.	365,000	478,404
Sany Heavy Equipment International Holdings Co. Ltd.	1,419,000	561,951
Seaspan Corp.	62,936	638,800
Semiconductor Manufacturing International Corp.(a)	1,983,300	2,353,742
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	1,332,000	1,279,608
Shanghai Electric Group Co. Ltd., Class H	2,336,000	814,686
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	355,000	1,063,472
Shanghai Industrial Holdings Ltd.	609,000	1,254,114
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	827,196	974,437
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	574,200	1,109,097
Shanghai Pudong Development Bank Co. Ltd., Class A	2,202,140	3,793,047
Shenzhen International Holdings Ltd.	705,500	1,310,437
Shenzhen Investment Ltd.	7,026,000	2,531,116
Shenzhou International Group Holdings Ltd.	495,800	6,884,792
Shimao Property Holdings Ltd.	748,000	2,087,891
Shougang Fushan Resources Group Ltd.	4,368,000	909,547
Shui On Land Ltd.	4,400,500	944,422
Sihuan Pharmaceutical Holdings Group Ltd.	3,393,000	702,188
SINA Corp./China(a)	48,254	1,887,697
Sino Biopharmaceutical Ltd.	4,505,000	5,570,894
Sinofert Holdings Ltd.(b)	3,624,000	407,404
Sino-Ocean Group Holding Ltd.	2,170,000	881,539
Sinopec Engineering Group Co. Ltd., Class H	875,000	689,681
Sinopec Kantons Holdings Ltd.	908,000	367,705
Sinopec Shanghai Petrochemical Co. Ltd., Class H	2,125,000	743,814
Sinopharm Group Co. Ltd., Class H	758,400	2,829,019
Sinotrans Ltd., Class H	1,882,000	653,948
Sinotruk Hong Kong Ltd.	449,500	667,253
Skyfame Realty Holdings Ltd.	2,852,000	429,919
Skyworth Group Ltd.(b)	1,730,000	475,159
SOHO China Ltd.	1,843,500	593,470
SooChow Securities Co. Ltd., Class A	1,036,370	1,485,814
SSY Group Ltd.	1,266,000	1,136,956
Sun Art Retail Group Ltd.	1,554,500	1,580,733
Sunac China Holdings Ltd.	1,574,000	7,198,508
Sunny Optical Technology Group Co. Ltd.	459,100	5,419,185
TAL Education Group, ADR(a)(b)	231,441	7,452,400
Tencent Holdings Ltd.	3,683,600	173,265,055
Tencent Music Entertainment Group, ADR(a)(b)	76,960	1,098,219

Security	Shares	Value

China (continued)
Tianneng Power International Ltd.(b)	564,000	$453,194
Tibet Water Resources Ltd.(a)(b)	1,229,000	310,865
Tingyi Cayman Islands Holding Corp.	1,304,000	1,955,692
Tong Ren Tang Technologies Co. Ltd., Class H	637,000	764,931
Towngas China Co. Ltd.	844,000	644,760
TravelSky Technology Ltd., Class H	625,000	1,232,770
Tsingtao Brewery Co. Ltd., Class H	252,000	1,484,076
Uni-President China Holdings Ltd.	813,000	966,930
Vipshop Holdings Ltd., ADR(a)	283,894	2,157,594
Want Want China Holdings Ltd.	3,351,000	2,624,156
Weibo Corp., ADR(a)(b)	40,121	1,571,540
Weichai Power Co. Ltd., Class H	1,274,000	1,985,564
West China Cement Ltd.	3,298,000	560,347
Wise Talent Information Technology Co. Ltd.(a)	83,200	197,693
Wuliangye Yibin Co. Ltd., Class A	172,800	3,026,771
WuXi AppTec Co. Ltd., Class H(b)(d)	99,780	925,411
Wuxi Biologics Cayman Inc.(a)(d)	384,500	4,143,203
Xiaomi Corp., Class B(a)(b)(d)	2,510,600	2,902,558
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	903,900	1,568,715
Xinyi Solar Holdings Ltd.	2,287,600	1,262,463
Xtep International Holdings Ltd.	758,000	549,044
Yadea Group Holdings Ltd.(d)	892,000	182,322
Yanzhou Coal Mining Co. Ltd., Class H	1,138,000	1,011,827
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H(b)(d)	110,000	558,579
Yihai International Holding Ltd.(b)	349,000	1,865,845
Yuexiu Property Co. Ltd.	6,452,080	1,467,150
Yuexiu REIT	1,474,000	1,018,707
Yuexiu Transport Infrastructure Ltd.	928,000	738,568
Yum China Holdings Inc.	235,429	10,712,020
Yuzhou Properties Co. Ltd.	1,154,000	546,933
YY Inc., ADR(a)	34,299	2,201,653
Zai Lab Ltd., ADR(a)	26,732	858,632
Zhaojin Mining Industry Co. Ltd., Class H	618,500	722,962
Zhejiang Expressway Co. Ltd., Class H	1,242,000	1,209,014
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(d)	357,400	808,132
Zhongsheng Group Holdings Ltd.(b)	424,000	1,191,635
Zhuzhou CRRC Times Electric Co. Ltd., Class H	358,200	1,722,841
Zijin Mining Group Co. Ltd., Class H	3,910,000	1,578,405
ZTE Corp., Class H(a)	499,640	1,512,726
ZTO Express Cayman Inc., ADR	216,829	4,260,690

		1,160,428,735

Colombia — 0.1%
Almacenes Exito SA	101,765	537,802
Bancolombia SA	134,850	1,609,599
Cementos Argos SA	242,160	565,592
Corp. Financiera Colombiana SA(a)	113,543	931,794
Ecopetrol SA	3,305,615	2,951,711
Grupo Argos SA/Colombia	184,208	941,041
Grupo de Inversiones Suramericana SA	198,443	2,079,357
Interconexion Electrica SA ESP	281,533	1,522,031

		11,138,927

Czech Republic — 0.0%
CEZ AS	127,605	2,883,066
Komercni Banka AS	50,154	1,946,605

		4,829,671

78	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Denmark — 1.1%
ALK-Abello A/S(a)	4,597	$1,046,665
Alm Brand A/S	55,051	496,609
Ambu A/S, Series B(b)	108,576	1,599,179
AP Moller — Maersk A/S, Class A	2,436	2,624,276
AP Moller — Maersk A/S, Class B, NVS	4,230	4,785,883
Bang & Olufsen A/S(a)	41,088	266,256
Bavarian Nordic A/S(a)(b)	28,564	788,138
Carlsberg A/S, Class B	67,436	9,266,775
Chr Hansen Holding A/S	68,223	6,005,809
Coloplast A/S, Class B	77,301	9,084,811
D/S Norden A/S	31,302	472,332
Danske Bank A/S	431,988	6,457,292
Demant A/S(a)(b)	75,365	2,240,166
Dfds A/S	29,425	1,092,472
Drilling Co. of 1972 A/S (The)(a)	16,746	1,140,096
DSV A/S	117,164	11,268,037
FLSmidth & Co. A/S	29,257	1,207,945
Genmab A/S(a)	42,267	7,890,420
GN Store Nord A/S	86,903	4,160,729
H Lundbeck A/S	44,623	1,739,237
ISS A/S	102,954	2,906,718
Jyske Bank A/S, Registered(a)	41,481	1,331,642
Matas A/S	35,975	373,340
Netcompany Group A/S(a)(d)	20,030	791,446
Nilfisk Holding A/S(a)	23,323	598,842
Novo Nordisk A/S, Class B	1,109,957	53,622,310
Novozymes A/S, Class B	148,241	6,925,053
Orsted A/S(d)	123,798	11,374,431
Per Aarsleff Holding A/S	17,880	591,854
Ringkjoebing Landbobank A/S	18,487	1,267,998
Rockwool International A/S, Class B	5,926	1,458,825
Royal Unibrew A/S	35,319	2,651,038
Scandinavian Tobacco Group A/S(d)	52,868	560,476
Schouw & Co. A/S	9,477	710,777
SimCorp A/S	28,265	2,572,936
Spar Nord Bank A/S	64,535	571,579
Sydbank A/S(b)	44,411	777,415
Topdanmark A/S	27,346	1,413,243
Tryg A/S	75,062	2,307,826
Vestas Wind Systems A/S	127,900	10,580,382
Zealand Pharma A/S(a)(b)	20,914	473,685

		177,494,943

Egypt — 0.0%
Commercial International Bank Egypt SAE	777,322	3,394,040
Egyptian Financial Group-Hermes Holding Co.	896,755	892,425
EISewedy Electric Co.	910,101	664,588
Global Telecom Holding SAE(a)	3,373,571	1,007,796

		5,958,849

Finland — 0.8%
Adapteo OYJ(a)	23,007	271,005
Cargotec OYJ, Class B	31,172	934,310
Caverion OYJ(b)	82,583	551,687
Citycon OYJ	45,383	465,629
Cramo OYJ	23,351	203,832
DNA OYJ	34,322	800,203
Elisa OYJ	88,544	4,187,885
Finnair OYJ	31,703	224,849
Fortum OYJ	278,085	6,440,091
Huhtamaki OYJ(b)	69,492	2,658,515

Security	Shares	Value

Finland (continued)
Kemira OYJ	89,945	$1,337,934
Kesko OYJ, Class B	41,420	2,529,057
Kone OYJ, Class B	214,659	12,332,466
Konecranes OYJ	42,392	1,255,500
Metsa Board OYJ	177,140	891,074
Metso OYJ	63,449	2,466,186
Neste OYJ	270,487	9,031,793
Nokia OYJ	3,650,732	19,833,822
Nokian Renkaat OYJ	79,511	2,299,060
Nordea Bank Abp	1,935,862	12,511,370
Orion OYJ, Class B	66,432	2,293,666
Outokumpu OYJ(b)	236,493	687,242
Outotec OYJ(a)	124,716	788,162
Sampo OYJ, Class A	282,511	11,849,011
Sanoma OYJ	43,407	432,548
Stora Enso OYJ, Class R	388,532	4,514,092
Tieto OYJ	46,500	1,194,923
Tikkurila OYJ	21,220	332,659
Tokmanni Group Corp	24,067	218,925
UPM-Kymmene OYJ	351,178	9,559,987
Uponor OYJ	63,578	673,899
Valmet OYJ(b)	84,892	1,664,475
Wartsila OYJ Abp	281,561	3,569,083
YIT OYJ(b)	125,504	701,475

		119,706,415

France — 6.7%
ABC arbitrage	223,650	1,568,775
Accor SA	114,651	5,144,392
Aeroports de Paris	18,646	3,232,402
Air France-KLM(a)	118,018	1,238,325
Air Liquide SA	274,344	38,181,818
Airbus SE	376,864	53,734,013
Akka Technologies	5,845	416,501
AKWEL	27,741	549,168
Albioma SA	17,203	461,607
ALD SA(b)(d)	74,354	1,117,607
Alstom SA	99,342	4,318,111
Alten SA	19,970	2,492,498
Altran Technologies SA	146,608	2,335,869
Amundi SA(d)	42,510	2,953,431
APERAM SA	36,452	915,612
Arkema SA	44,519	4,049,660
Assystem SA	28,160	1,200,833
Atos SE	62,949	5,120,586
AXA SA	1,235,121	31,491,701
Beneteau SA	28,622	301,628
BioMerieux	25,030	2,133,326
BNP Paribas SA	716,950	33,670,268
Boiron SA	12,862	576,402
Bollore SA	578,012	2,504,729
Bonduelle SCA	23,842	708,770
Bouygues SA	136,333	4,915,062
Bureau Veritas SA	172,239	4,332,104
Capgemini SE	102,657	13,172,877
Carrefour SA	376,622	7,298,453
Casino Guichard Perrachon SA(b)	33,752	1,255,154
Cellectis SA(a)	43,809	659,952
CGG SA(a)	480,733	1,069,961
Chargeurs SA	28,151	524,060
Cie. de Saint-Gobain	314,085	12,153,899

S C H E D U L E S O F I N V E S T M E N T S	79

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Cie. Generale des Etablissements Michelin SCA	111,240	$12,441,194
Cie. Plastic Omnium SA(b)	45,021	1,196,516
CNP Assurances	104,297	2,171,524
Coface SA(a)	87,986	1,097,192
Covivio	27,679	2,846,023
Credit Agricole SA	713,175	8,559,847
Danone SA	391,406	34,166,042
Dassault Aviation SA	1,752	2,418,839
Dassault Systemes SE	84,573	12,994,571
DBV Technologies SA(a)(b)	19,559	383,928
Derichebourg SA	90,328	337,115
Edenred	155,837	7,884,243
Eiffage SA	46,990	4,675,195
Electricite de France SA	378,711	4,728,880
Elior Group SA(d)	64,835	853,975
Elis SA	108,377	2,024,791
Engie SA	1,155,960	17,915,675
Eramet	7,657	372,129
EssilorLuxottica SA	181,401	24,771,845
Etablissements Maurel et Prom(b)	102,240	332,395
Eurazeo SE	27,997	1,890,573
Eurofins Scientific SE(b)	7,312	3,142,495
Europcar Mobility Group(b)(d)	96,189	607,239
Eutelsat Communications SA	110,211	2,125,318
Faurecia SE	48,910	2,341,624
FIGEAC-AERO(a)	24,309	322,081
Fnac Darty SA(a)	12,786	903,270
Gaztransport Et Technigaz SA	15,635	1,430,068
Gecina SA	27,191	4,196,039
Genfit(a)(b)	33,870	607,522
Getlink SE	292,027	4,243,113
Guerbet	9,353	542,550
Hermes International	20,547	14,563,514
ICADE	17,058	1,490,901
ID Logistics Group(a)	3,371	635,053
Iliad SA	16,220	1,693,966
Imerys SA	21,923	923,639
Ingenico Group SA	39,224	3,755,791
Innate Pharma SA(a)(b)	30,149	209,967
Interparfums SA	9,123	435,251
Ipsen SA	23,766	2,744,012
IPSOS	31,709	873,794
Jacquet Metal Service SA	37,572	675,179
JCDecaux SA	45,882	1,334,340
Kaufman & Broad SA	10,994	452,906
Kering SA	48,820	25,520,225
Klepierre SA	120,793	3,744,227
Korian SA	29,997	1,193,000
Lagardere SCA	32,683	745,979
Legrand SA	173,229	12,316,878
LISI	15,130	441,358
LNA Sante SA	9,188	511,496
L’Oreal SA	161,438	43,498,298
LVMH Moet Hennessy Louis Vuitton SE	178,994	74,794,242
Maisons du Monde SA(d)	36,026	729,224
Mercialys SA	28,617	325,631
Mersen SA	12,771	461,414
Metropole Television SA	31,723	554,530
Natixis SA	631,798	2,561,942
Neopost SA	34,950	708,222

Security	Shares	Value

France (continued)
Nexans SA	20,237	$689,701
Nexity SA	27,748	1,342,680
Oeneo SA	51,841	599,131
Orange SA	1,257,162	18,791,293
Orpea	28,800	3,633,068
Pernod Ricard SA	134,781	23,867,859
Peugeot SA	385,436	9,166,523
Publicis Groupe SA	134,831	6,711,901
Remy Cointreau SA	12,905	1,923,932
Renault SA	124,847	7,025,293
Rexel SA	154,386	1,738,701
Rubis SCA	55,215	3,129,147
Safran SA	212,126	30,668,108
Sanofi	720,056	60,497,050
Sartorius Stedim Biotech	18,005	2,900,767
Schneider Electric SE	356,681	31,007,797
SCOR SE	99,770	4,132,321
SEB SA	14,359	2,318,160
SES SA	232,117	3,866,248
Societe BIC SA(b)	15,425	1,080,257
Societe Generale SA	488,587	12,079,357
Sodexo SA(b)	55,246	6,375,603
SOITEC(a)	14,897	1,569,895
Solocal Group(a)(b)	447,338	372,304
Solutions 30 SE(a)(b)	79,193	818,691
Sopra Steria Group	11,657	1,513,340
SPIE SA	73,633	1,376,494
STMicroelectronics NV	445,304	8,287,320
Suez	218,238	3,226,856
Tarkett SA(b)	19,867	334,674
Technicolor SA, Registered(a)	265,783	227,269
Teleperformance	36,821	7,772,935
Television Francaise 1	52,874	532,773
Thales SA	69,530	7,900,169
TOTAL SA	1,509,871	79,070,069
Trigano SA	8,081	819,212
Ubisoft Entertainment SA(a)	53,612	4,462,543
Unibail-Rodamco-Westfield	73,058	9,842,474
Unibail-Rodamco-Westfield, New	14,724	1,983,637
Valeo SA(b)	160,059	5,061,154
Vallourec SA(a)	242,921	848,188
Veolia Environnement SA	334,876	8,519,642
Vicat SA	13,791	625,712
Vinci SA	320,855	33,309,047
Virbac SA(a)	3,839	717,235
Vivendi SA	585,220	16,406,880
Wendel SA	16,315	2,270,640
Worldline SA/France(a)(d)	53,594	3,866,716

		1,043,499,110

Germany — 5.2%
1&1 Drillisch AG(b)	34,211	1,039,871
Aareal Bank AG	35,587	1,025,432
adidas AG	116,549	37,573,638
ADLER Real Estate AG	31,031	429,801
ADO Properties SA(d)	26,942	1,168,092
ADVA Optical Networking SE(a)	30,922	242,377
AIXTRON SE(a)	80,994	921,626
Allianz SE, Registered	268,579	62,917,131
alstria office REIT AG	86,031	1,398,489
Amadeus Fire AG	3,961	543,334

80	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Aroundtown SA	577,405	$4,649,327
AURELIUS Equity Opportunities SE & Co KGaA(b)	19,506	794,009
Aurubis AG	24,867	1,095,294
Axel Springer SE(b)	29,935	2,081,435
BASF SE	589,401	39,722,143
Bayer AG, Registered	601,720	39,359,851
Bayerische Motoren Werke AG	210,074	15,631,293
BayWa AG(b)	21,973	577,368
Bechtle AG	18,649	2,095,067
Beiersdorf AG	64,594	7,551,489
Bertrandt AG	9,825	664,007
Bilfinger SE(b)	23,984	712,457
Borussia Dortmund GmbH & Co. KGaA	40,129	403,904
Brenntag AG	96,367	4,762,825
CANCOM SE	24,580	1,392,999
Carl Zeiss Meditec AG, Bearer	25,284	2,799,637
CECONOMY AG(a)	119,298	766,939
comdirect bank AG	75,359	785,348
Commerzbank AG	632,545	4,340,450
CompuGroup Medical SE	14,468	1,126,801
Continental AG	74,280	10,357,766
Corestate Capital Holding SA(b)	11,617	427,481
Covestro AG(d)	113,557	5,197,716
CTS Eventim AG & Co. KGaA	37,467	1,887,220
Daimler AG, Registered	586,045	30,599,098
Delivery Hero SE(a)(d)	74,889	3,633,761
Deutsche Bank AG, Registered(b)	1,286,460	10,083,704
Deutsche Beteiligungs AG	7,964	280,201
Deutsche Boerse AG	121,007	17,016,294
Deutsche EuroShop AG	45,390	1,235,130
Deutsche Lufthansa AG, Registered	154,755	2,476,873
Deutsche Pfandbriefbank AG(d)	102,541	1,177,084
Deutsche Post AG, Registered	631,171	20,738,024
Deutsche Telekom AG, Registered	2,111,357	34,979,672
Deutsche Wohnen SE	230,150	8,512,590
Deutz AG	107,351	751,810
Duerr AG	34,209	1,033,335
E.ON SE	1,416,753	14,281,892
Eckert & Ziegler Strahlen- und Medizintechnik AG	2,314	308,654
Evonik Industries AG	112,894	3,263,072
Evotec SE(a)	80,866	2,317,531
Fraport AG Frankfurt Airport Services Worldwide	23,140	1,950,855
Freenet AG	80,723	1,595,316
Fresenius Medical Care AG & Co. KGaA	138,322	9,687,083
Fresenius SE & Co. KGaA	268,636	13,620,980
GEA Group AG	98,708	2,489,268
Gerresheimer AG	19,523	1,541,146
Grand City Properties SA	78,752	1,792,229
GRENKE AG(b)	17,122	1,486,963
Hamborner REIT AG	168,516	1,684,691
Hamburger Hafen und Logistik AG	33,933	863,674
Hannover Rueck SE	37,018	5,840,283
HeidelbergCement AG	96,074	7,019,291
Heidelberger Druckmaschinen AG(a)(b)	287,433	316,508
HelloFresh SE(a)	93,459	906,338
Henkel AG & Co. KGaA	66,759	6,321,720
HOCHTIEF AG	15,662	1,792,633
HUGO BOSS AG	44,907	2,857,968
Hypoport AG(a)	2,027	541,647
Indus Holding AG	23,089	924,177

Security	Shares	Value

Germany (continued)
Infineon Technologies AG	806,993	$15,292,569
Innogy SE	63,672	2,690,366
Isra Vision AG(b)	10,631	467,544
Jenoptik AG	38,736	1,099,781
K+S AG, Registered	125,460	2,057,591
KION Group AG	43,713	2,365,851
Kloeckner & Co. SE(b)	72,006	360,772
Knorr-Bremse AG	30,009	3,063,882
Koenig & Bauer AG(b)	8,152	331,108
Krones AG	10,953	632,924
KWS Saat SE & Co. KGaA	11,975	839,977
LANXESS AG	56,005	3,375,951
LEG Immobilien AG	42,273	4,927,889
Merck KGaA	81,553	8,393,653
METRO AG(b)	111,202	1,733,372
MorphoSys AG(a)	20,565	2,502,649
MTU Aero Engines AG	33,907	8,550,838
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	91,954	22,298,704
Nemetschek SE	41,067	2,329,637
Nordex SE(a)	50,695	601,691
Norma Group SE	20,847	752,966
OSRAM Licht AG(b)	62,493	2,393,541
PATRIZIA AG	49,010	957,118
Pfeiffer Vacuum Technology AG	6,447	903,721
ProSiebenSat.1 Media SE	153,439	2,003,941
Puma SE	54,386	3,830,000
QIAGEN NV(a)	147,313	5,655,350
Rational AG	2,006	1,375,824
Rheinmetall AG	28,160	3,241,935
RHOEN-KLINIKUM AG	41,603	1,111,698
RIB Software SE	26,919	588,343
Rocket Internet SE(a)(b)(d)	54,001	1,534,382
RTL Group SA	26,083	1,294,058
RWE AG	350,850	9,554,964
SAF-Holland SA	27,266	283,543
Salzgitter AG	29,851	659,736
SAP SE	633,738	78,830,050
Scout24 AG(d)	69,164	3,869,611
SGL Carbon SE(a)(b)	54,668	374,030
Siemens AG, Registered	488,973	53,892,376
Siemens Healthineers AG(d)	91,927	3,870,422
Siltronic AG	17,090	1,345,280
Sixt SE(b)	14,315	1,476,685
Software AG	29,188	832,921
Stabilus SA	17,986	832,264
Stroeer SE & Co. KGaA	21,956	1,746,653
Suedzucker AG	46,399	724,282
Symrise AG	85,186	7,932,925
TAG Immobilien AG	76,740	1,825,047
Takkt AG	18,011	247,861
Telefonica Deutschland Holding AG	525,721	1,335,155
thyssenkrupp AG(b)	267,734	3,484,730
TLG Immobilien AG	59,147	1,748,430
TUI AG	285,715	2,860,323
Uniper SE	122,533	3,813,169
United Internet AG, Registered(e)	79,330	2,390,985
Varta AG(a)	10,056	766,950
Volkswagen AG	21,193	3,650,345
Vonovia SE	318,339	15,687,451

S C H E D U L E S O F I N V E S T M E N T S	81

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Vossloh AG	16,896	$667,826
Wacker Neuson SE	19,202	391,459
Washtec AG	7,749	414,131
Wirecard AG	76,004	12,828,822
XING SE	2,099	808,611
Zalando SE(a)(b)(d)	82,156	3,812,573
zooplus AG(a)(b)	5,626	736,645

		805,619,993

Greece — 0.1%
Alpha Bank AE(a)	891,714	1,750,367
Eurobank Ergasias SA(a)	1,791,857	1,757,642
FF Group(a)(c)	16,274	181
Hellenic Telecommunications Organization SA	155,639	2,155,708
Jumbo SA	81,083	1,593,403
Motor Oil Hellas Corinth Refineries SA	41,971	1,046,763
Mytilineos SA	79,037	969,758
National Bank of Greece SA(a)	380,699	1,123,256
OPAP SA	159,548	1,808,382
Piraeus Bank SA(a)(b)	189,297	653,366
Terna Energy SA	86,037	694,503

		13,553,329

Hong Kong — 2.4%
Agritrade Resources Ltd.(b)	1,960,000	280,433
AIA Group Ltd.	7,756,400	80,161,060
ASM Pacific Technology Ltd.	200,000	2,356,954
Ausnutria Dairy Corp. Ltd.	352,000	638,537
Bank of East Asia Ltd. (The)	807,800	2,342,526
BeiGene Ltd., ADR(a)(b)	23,959	3,290,529
BOC Hong Kong Holdings Ltd.	2,398,000	9,220,838
Brightoil Petroleum Holdings Ltd.(a)(b)(c)	1,325,000	148,954
Cafe de Coral Holdings Ltd.	254,000	846,894
Champion REIT	1,226,000	911,524
Chow Sang Sang Holdings International Ltd.	264,000	361,538
CK Asset Holdings Ltd.	1,692,888	12,835,231
CK Hutchison Holdings Ltd.	1,755,888	16,520,542
CK Infrastructure Holdings Ltd.	443,000	3,443,650
CLP Holdings Ltd.	1,072,000	11,674,651
Dah Sing Banking Group Ltd.	268,400	468,369
Dah Sing Financial Holdings Ltd.	141,600	637,642
Dairy Farm International Holdings Ltd.	241,000	1,807,500
First Pacific Co. Ltd.	1,671,000	702,307
Galaxy Entertainment Group Ltd.	1,403,000	9,678,458
Giordano International Ltd.	1,628,000	561,530
Guotai Junan International Holdings Ltd.(b)	4,632,000	739,662
Haitong International Securities Group Ltd.(b)	2,903,000	860,379
Hang Lung Group Ltd.	698,000	1,801,198
Hang Lung Properties Ltd.	1,316,000	3,113,520
Hang Seng Bank Ltd.	494,000	11,794,811
Health and Happiness H&H International Holdings Ltd.(b)	147,000	862,894
Henderson Land Development Co. Ltd.	934,941	4,867,058
HK Electric Investments & HK Electric Investments Ltd.	1,817,000	1,843,020
HKBN Ltd.	460,500	834,182
HKT Trust & HKT Ltd.	2,687,600	4,298,567
Hong Kong & China Gas Co. Ltd.	6,657,131	14,746,567
Hong Kong Exchanges & Clearing Ltd.	766,700	26,014,068
Hongkong Land Holdings Ltd.	832,000	5,091,840

Security	Shares	Value

Hong Kong (continued)
Hutchison Telecommunications Hong Kong Holdings Ltd.	1,638,000	$355,728
Hysan Development Co. Ltd.	441,000	2,109,819
Jardine Matheson Holdings Ltd.	142,600	8,682,914
Jardine Strategic Holdings Ltd.	144,000	4,968,000
Johnson Electric Holdings Ltd.	366,250	662,515
Kerry Logistics Network Ltd.	463,500	796,984
Kerry Properties Ltd.	427,500	1,616,525
Leyou Technologies Holdings Ltd.(a)(b)	1,425,000	407,772
Lifestyle International Holdings Ltd.	379,500	520,680
Link REIT	1,368,000	15,973,020
Luk Fook Holdings International Ltd.	264,000	799,295
Man Wah Holdings Ltd.(b)	1,694,400	822,535
Mandarin Oriental International Ltd.	283,400	450,606
Melco International Development Ltd.	536,000	1,322,899
Melco Resorts & Entertainment Ltd., ADR	144,508	3,247,095
MGM China Holdings Ltd.	700,400	1,159,594
Microport Scientific Corp.(b)	525,000	444,659
Minth Group Ltd.(b)	486,000	1,384,509
MTR Corp. Ltd.	1,000,000	6,585,419
New World Development Co. Ltd.	4,025,666	5,708,414
NewOcean Energy Holdings Ltd.(a)(b)	1,074,000	227,755
NOVA Group Holdings Ltd.(b)	1,200,000	268,271
NWS Holdings Ltd.	1,102,000	2,055,366
Pacific Basin Shipping Ltd.	3,227,000	667,834
Pacific Textiles Holdings Ltd.	852,000	672,640
PCCW Ltd.	2,710,000	1,547,503
Power Assets Holdings Ltd.	915,500	6,566,937
Sa Sa International Holdings Ltd.(b)	1,380,000	389,606
Sands China Ltd.	1,535,200	7,472,134
Shangri-La Asia Ltd.	934,000	1,141,862
Shun Tak Holdings Ltd.	1,670,000	620,818
Sino Land Co. Ltd.	2,010,000	3,276,434
SITC International Holdings Co. Ltd.	846,000	933,768
SJM Holdings Ltd.	1,315,000	1,444,704
SmarTone Telecommunications Holdings Ltd.	550,500	507,749
Sun Hung Kai Properties Ltd.	1,029,000	16,681,370
Swire Pacific Ltd., Class A	297,000	3,403,327
Swire Properties Ltd.	814,400	2,959,884
Techtronic Industries Co. Ltd.	923,500	6,942,855
Television Broadcasts Ltd.	228,200	367,900
Texwinca Holdings Ltd.	1,172,000	347,352
Town Health International Medical Group Ltd.(b)(c)	1,647,000	1,031
Value Partners Group Ltd.	1,056,000	635,389
Vitasoy International Holdings Ltd.	496,000	2,347,603
VTech Holdings Ltd.	119,600	1,053,465
WH Group Ltd.(d)	6,152,000	6,059,342
Wharf Holdings Ltd. (The)	769,000	1,880,282
Wharf Real Estate Investment Co. Ltd.	807,000	5,123,711
Wheelock & Co. Ltd.	547,000	3,465,961
Wynn Macau Ltd.	991,600	2,262,417
Xinyi Glass Holdings Ltd.	1,178,000	1,196,374
Yue Yuen Industrial Holdings Ltd.	490,500	1,375,398

		377,673,457

Hungary — 0.1%
Magyar Telekom Telecommunications PLC	266,311	389,157
MOL Hungarian Oil & Gas PLC	249,945	2,563,102
OTP Bank Nyrt	142,814	6,004,489

82	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hungary (continued)
Richter Gedeon Nyrt	90,545	$1,604,772

		10,561,520

India — 2.3%
Aarti Industries Ltd.	15,594	377,693
Adani Enterprises Ltd.	98,525	184,488
Adani Ports & Special Economic Zone Ltd.	485,733	2,666,112
Adani Power Ltd.(a)	615,287	545,650
Adani Transmissions Ltd.(a)	188,255	567,488
Aditya Birla Fashion and Retail Ltd.(a)	143,960	393,988
AIA Engineering Ltd.(a)	40,139	994,970
Ambuja Cements Ltd.	481,396	1,413,009
Apollo Hospitals Enterprise Ltd.	62,968	1,237,298
Apollo Tyres Ltd.	260,507	596,494
Arti Surfactants Ltd.	1,559	10,899
Ashok Leyland Ltd.	892,175	905,989
Asian Paints Ltd.	190,886	4,221,221
Astral Poly Technik Ltd.	93,320	1,689,080
AU Small Finance Bank Ltd.(d)	102,085	1,006,677
Aurobindo Pharma Ltd.	172,893	1,435,853
Avenue Supermarts Ltd.(a)(d)	88,672	1,911,376
Axis Bank Ltd.	1,227,723	12,031,810
Bajaj Auto Ltd.	56,695	2,074,187
Bajaj Finance Ltd.	118,182	5,587,465
Bajaj Finserv Ltd.	27,188	2,805,500
Balkrishna Industries Ltd.	77,798	794,380
Bata India Ltd.	36,194	688,020
Bharat Forge Ltd.	197,744	1,215,902
Bharat Petroleum Corp. Ltd.	419,614	2,107,678
Bharti Airtel Ltd.	1,151,665	5,652,426
Bharti Infratel Ltd.	294,951	1,053,779
Birlasoft Ltd.(a)	210,309	227,782
Bosch Ltd.	6,235	1,308,802
Britannia Industries Ltd.	42,501	1,609,582
Canara Bank(a)	108,483	372,834
Century Textiles & Industries Ltd.	32,804	425,114
CESC Ltd.	44,408	480,395
Cipla Ltd./India	220,300	1,668,944
City Union Bank Ltd.	252,175	710,130
Coal India Ltd.	803,275	2,387,578
Container Corp. of India Ltd.	156,793	1,166,630
Crompton Greaves Consumer Electricals Ltd.	352,253	1,177,591
Dabur India Ltd.	349,716	2,168,153
DCB Bank Ltd.	304,292	864,855
Dewan Housing Finance Corp. Ltd.	213,564	153,067
Dish TV India Ltd.	671,242	267,384
Divi’s Laboratories Ltd.	54,367	1,291,300
Dr. Reddy’s Laboratories Ltd.	73,552	2,753,027
Edelweiss Financial Services Ltd.	365,134	775,814
Eicher Motors Ltd.	9,301	2,210,558
Escorts Ltd.	51,970	355,067
Exide Industries Ltd.	198,665	529,263
FDC Ltd./India(a)	253,663	572,526
Federal Bank Ltd.	1,021,890	1,372,721
Finolex Cables Ltd.	135,079	736,027
Fortis Healthcare Ltd.(a)	347,133	605,597
GAIL India Ltd.	1,050,006	1,966,901
Gillette India Ltd.	11,311	1,176,716
Glenmark Pharmaceuticals Ltd.	114,587	709,745
GMR Infrastructure Ltd.(a)	2,907,921	632,019
Godrej Consumer Products Ltd.	240,302	2,091,747

Security	Shares	Value

India (continued)
Godrej Industries Ltd.	86,133	$578,895
Godrej Properties Ltd.(a)	36,407	504,384
Graphite India Ltd.	52,593	235,306
Grasim Industries Ltd.	227,217	2,604,151
GRUH Finance Ltd.	127,920	459,627
Havells India Ltd.	189,269	1,775,609
HCL Technologies Ltd.	355,676	5,349,489
HEG Ltd.	11,635	166,647
Hero MotoCorp Ltd.	38,450	1,317,032
Hexaware Technologies Ltd.	93,737	491,681
Hindalco Industries Ltd.	815,321	2,258,623
Hindustan Petroleum Corp. Ltd.	390,086	1,508,794
Hindustan Unilever Ltd.	424,939	10,666,874
Housing Development Finance Corp. Ltd.	1,058,758	32,659,340
ICICI Bank Ltd.	1,579,699	9,751,257
ICICI Lombard General Insurance Co. Ltd.(d)	90,821	1,594,137
IDFC First Bank Ltd.(a)	1,777,089	1,083,796
IIFL Securities Ltd.(a)	92,918	147,168
IIFL Wealth Management Ltd.(a)	13,274	147,168
Indiabulls Housing Finance Ltd.	189,788	1,477,800
Indiabulls Real Estate Ltd.(a)	196,526	253,140
Indiabulls Ventures Ltd.	116,234	405,387
Indian Bank(a)	77,147	209,284
Indian Hotels Co. Ltd. (The)	399,072	831,388
Indian Oil Corp. Ltd.	1,233,345	2,497,710
Indraprastha Gas Ltd.	158,107	696,696
Info Edge India Ltd.	62,799	2,049,538
Infosys Ltd.	2,256,606	26,037,004
InterGlobe Aviation Ltd.(d)	66,214	1,498,996
ITC Ltd.	2,267,197	8,905,962
Jammu & Kashmir Bank Ltd. (The)(a)	515,871	263,617
Jindal Steel & Power Ltd.(a)	312,242	613,272
JSW Steel Ltd.	598,269	2,065,261
Jubilant Foodworks Ltd.	60,931	1,064,089
Jubilant Life Sciences Ltd.	60,515	386,527
Kajaria Ceramics Ltd.	51,712	356,349
Karur Vysya Bank Ltd. (The)	601,070	549,645
KPIT Technologies Ltd.(a)	173,371	200,252
Larsen & Toubro Ltd.	310,579	6,263,956
LIC Housing Finance Ltd.	219,513	1,654,366
Lupin Ltd.	141,599	1,574,397
Mahanagar Gas Ltd.	32,935	386,975
Mahindra & Mahindra Financial Services Ltd.	223,104	988,618
Mahindra & Mahindra Ltd.	544,713	4,355,487
Manappuram Finance Ltd.	304,854	503,252
Marico Ltd.	334,356	1,782,973
Maruti Suzuki India Ltd.	70,655	5,618,400
Max Financial Services Ltd.(a)	106,638	646,789
Mindtree Ltd.	84,735	882,397
Motherson Sumi Systems Ltd.	751,858	1,166,836
Motilal Oswal Financial Services Ltd.	59,414	453,174
Mphasis Ltd.	61,296	836,677
Muthoot Finance Ltd.	68,874	608,737
Natco Pharma Ltd.	93,524	700,291
National Aluminium Co. Ltd.	619,322	410,120
NBCC India Ltd.	381,442	237,067
NCC Ltd./India	468,326	498,045
Nestle India Ltd.	17,494	2,969,517
NIIT Technologies Ltd.	22,146	387,495
NTPC Ltd.	1,563,786	2,877,039

S C H E D U L E S O F I N V E S T M E N T S	83

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Oil & Natural Gas Corp. Ltd.	1,654,904	$3,340,604
Page Industries Ltd.	4,288	1,132,896
Persistent Systems Ltd.	30,192	228,486
Petronet LNG Ltd.	424,933	1,460,717
Pfizer Ltd./India	7,793	343,765
PI Industries Ltd.	38,745	619,407
Pidilite Industries Ltd.	93,203	1,681,001
Piramal Enterprises Ltd.	58,961	1,550,507
PNB Housing Finance Ltd.(d)	43,115	444,689
Power Finance Corp. Ltd.(a)	563,281	898,744
Power Grid Corp. of India Ltd.	1,275,561	3,909,112
PVR Ltd.	25,309	558,281
Radico Khaitan Ltd.	47,143	204,274
Rajesh Exports Ltd.	62,231	623,441
Raymond Ltd.	37,297	356,757
RBL Bank Ltd.(d)	245,215	1,439,883
REC Ltd.	606,168	1,235,953
Reliance Capital Ltd.	196,692	149,124
Reliance Industries Ltd.	1,847,411	31,322,862
Sadbhav Engineering Ltd.	207,794	424,439
Shree Cement Ltd.	6,326	1,854,460
Shriram Transport Finance Co. Ltd.	120,373	1,696,177
SRF Ltd.	18,861	740,840
State Bank of India(a)	1,153,361	5,570,205
Sterlite Technologies Ltd.	105,279	228,052
Strides Pharma Science Ltd.	73,793	413,513
Sun Pharmaceutical Industries Ltd.	553,061	3,431,254
Symphony Ltd.	28,552	513,114
Tata Chemicals Ltd.	48,355	405,448
Tata Consultancy Services Ltd.	582,276	18,671,602
Tata Elxsi Ltd.	33,826	313,180
Tata Global Beverages Ltd.	340,705	1,246,222
Tata Power Co. Ltd. (The)	967,119	851,335
Tata Steel Ltd.	257,527	1,617,570
Tech Mahindra Ltd.	313,430	2,899,176
Titan Co. Ltd.	209,993	3,224,920
Torrent Power Ltd.	76,613	340,044
UltraTech Cement Ltd.	66,646	4,211,725
Union Bank of India(a)	292,951	287,904
United Spirits Ltd.(a)	186,469	1,610,408
UPL Ltd.	363,377	3,144,583
Vedanta Ltd.	1,297,533	2,906,881
VIP Industries Ltd.	32,974	183,482
Voltas Ltd.	60,006	508,592
Whirlpool of India Ltd.	24,657	557,216
Wipro Ltd.	816,187	3,147,989
Yes Bank Ltd.	1,120,308	1,485,383
Zee Entertainment Enterprises Ltd.	364,722	1,917,329

		362,305,350

Indonesia — 0.6%
Adaro Energy Tbk PT	10,117,700	916,707
AKR Corporindo Tbk PT	1,162,600	331,769
Alfa Energi Investama Tbk PT(a)	663,900	119,831
Aneka Tambang Tbk	6,371,900	425,036
Astra International Tbk PT	13,066,800	6,525,476
Bank Central Asia Tbk PT	6,217,500	13,728,446
Bank Mandiri Persero Tbk PT	11,680,800	6,645,814
Bank Negara Indonesia Persero Tbk PT	4,607,500	2,785,800
Bank Rakyat Indonesia Persero Tbk PT	35,460,000	11,333,438
Bank Tabungan Negara Persero Tbk PT	4,259,593	747,564

Security	Shares	Value

Indonesia (continued)
Barito Pacific Tbk PT	3,602,900	$997,307
Bukit Asam Tbk PT	1,810,100	353,833
Bumi Resources Tbk PT(a)	37,974,800	292,593
Bumi Serpong Damai Tbk PT(a)	7,350,700	744,667
Charoen Pokphand Indonesia Tbk PT	5,362,700	2,056,397
Ciputra Development Tbk PT	11,136,196	981,180
Gudang Garam Tbk PT	297,500	1,602,429
Hanjaya Mandala Sampoerna Tbk PT	5,847,200	1,263,966
Hanson International Tbk PT(a)	63,791,600	468,755
Indah Kiat Pulp & Paper Corp. Tbk PT	1,811,900	966,252
Indocement Tunggal Prakarsa Tbk PT	1,261,000	2,021,900
Indofood CBP Sukses Makmur Tbk PT	1,636,200	1,249,008
Indofood Sukses Makmur Tbk PT	2,815,800	1,421,259
Japfa Comfeed Indonesia Tbk PT	4,516,000	515,488
Jasa Marga Persero Tbk PT	2,171,738	929,616
Kalbe Farma Tbk PT	14,053,600	1,473,838
Kresna Graha Investama Tbk PT(a)	14,139,400	580,021
Matahari Department Store Tbk PT	1,738,800	462,704
Medco Energi Internasional Tbk PT(a)	4,921,200	298,425
Media Nusantara Citra Tbk PT	7,460,600	731,849
Mitra Adiperkasa Tbk PT	13,032,700	878,640
Pabrik Kertas Tjiwi Kimia Tbk PT	992,400	849,597
Pakuwon Jati Tbk PT	13,450,300	705,284
Perusahaan Gas Negara Tbk PT	7,052,000	1,031,362
Pool Advista Indonesia Tbk PT(a)	1,435,400	197,640
PP Persero Tbk PT	2,046,000	313,826
Sawit Sumbermas Sarana Tbk PT	11,117,700	801,090
Semen Indonesia Persero Tbk PT	2,006,900	1,843,393
Summarecon Agung Tbk PT	9,612,900	908,689
Surya Citra Media Tbk PT	5,572,200	616,174
Telekomunikasi Indonesia Persero Tbk PT	31,689,100	9,721,276
Tower Bersama Infrastructure Tbk PT	1,937,100	580,425
Trada Alam Minera Tbk PT(a)	22,674,100	190,878
Unilever Indonesia Tbk PT	979,300	3,046,121
United Tractors Tbk PT	1,103,900	1,962,953
Waskita Karya Persero Tbk PT	2,947,500	431,075
Wijaya Karya Persero Tbk PT	1,828,200	305,200

		87,354,991

Ireland — 0.4%
AIB Group PLC	470,044	1,622,375
Bank of Ireland Group PLC	631,581	2,812,809
C&C Group PLC	265,150	1,204,489
CRH PLC	514,438	17,183,255
Dalata Hotel Group PLC	125,506	649,783
Flutter Entertainment PLC	53,070	4,229,528
Glanbia PLC	132,236	1,737,332
Grafton Group PLC	164,754	1,466,600
Green REIT PLC	425,665	849,292
Hibernia REIT PLC	1,142,905	1,921,490
Kerry Group PLC, Class A	100,056	11,741,805
Kingspan Group PLC	100,941	4,978,775
Origin Enterprises PLC	99,889	549,965
Smurfit Kappa Group PLC	146,882	4,664,115
UDG Healthcare PLC	177,946	1,743,088

		57,354,701

Israel — 0.5%
Airport City Ltd.(a)(b)	43,458	804,437
Alony Hetz Properties & Investments Ltd.	67,835	930,939
Amot Investments Ltd.	98,373	698,786

84	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Israel (continued)
Azrieli Group Ltd.	31,949	$2,258,513
Bank Hapoalim BM	729,825	5,570,371
Bank Leumi Le-Israel BM	1,023,043	7,509,941
Bezeq The Israeli Telecommunication Corp. Ltd.	1,390,533	954,354
Caesarstone Ltd.	28,394	399,504
Check Point Software Technologies Ltd.(a)(b)	80,524	9,014,662
Clal Insurance Enterprises Holdings Ltd.(a)	25,464	415,067
CyberArk Software Ltd.(a)	28,035	3,893,501
Delek Group Ltd.	4,614	709,866
Elbit Systems Ltd.	16,595	2,680,333
Fattal Holdings 1998 Ltd.	2,419	309,906
First International Bank of Israel Ltd.	98,271	2,553,939
Gazit-Globe Ltd.	128,858	1,165,909
Harel Insurance Investments & Financial Services Ltd.	96,721	762,284
Israel Chemicals Ltd.	472,052	2,570,239
Israel Corp. Ltd. (The)(a)	3,957	975,416
Israel Discount Bank Ltd., Class A	809,692	3,533,387
Ituran Location and Control Ltd.	11,871	346,396
Kornit Digital Ltd.(a)(b)	30,831	961,927
Melisron Ltd.	10,061	533,418
Mizrahi Tefahot Bank Ltd.(a)	91,605	2,213,567
Nice Ltd.(a)	43,169	6,652,685
Nova Measuring Instruments Ltd.(a)	24,020	710,248
Oil Refineries Ltd.(a)	2,182,437	1,181,433
Paz Oil Co. Ltd.	9,081	1,297,397
Phoenix Holdings Ltd. (The)	100,319	631,135
Radware Ltd.(a)	28,620	754,996
REIT 1 Ltd.	110,358	578,473
Shapir Engineering and Industry Ltd.	105,057	402,575
Shikun & Binui Ltd.	137,433	475,940
Shufersal Ltd.	146,903	1,089,726
Strauss Group Ltd.	67,924	2,066,720
Teva Pharmaceutical Industries Ltd., ADR(a)	699,579	5,547,661
Tower Semiconductor Ltd.(a)	71,289	1,420,938
UroGen Pharma Ltd.(a)	14,459	493,052
Wix.com Ltd.(a)(b)	30,205	4,486,047

		79,555,688

Italy — 1.6%
A2A SpA	1,067,132	1,877,268
ACEA SpA	42,360	799,895
Amplifon SpA	78,396	1,944,734
Anima Holding SpA(d)	329,764	1,224,843
Assicurazioni Generali SpA	693,937	13,011,077
ASTM SpA	25,645	892,571
Atlantia SpA	322,696	8,357,077
Autogrill SpA	112,297	1,192,800
Azimut Holding SpA(b)	78,998	1,490,860
Banca Generali SpA	48,200	1,414,632
Banca IFIS SpA	17,828	254,672
Banca Mediolanum SpA	241,131	1,735,692
Banca Popolare di Sondrio SCPA(b)	416,050	871,336
Banco BPM SpA(a)(b)	1,008,740	1,895,845
Bio On SpA(a)(b)	4,950	116,565
BPER Banca	311,907	1,169,977
Brunello Cucinelli SpA	20,984	669,133
Buzzi Unicem SpA	65,618	1,344,287
Cerved Group SpA	133,908	1,065,271
CIR-Compagnie Industriali Riunite SpA(b)	479,993	535,493
CNH Industrial NV	655,309	6,693,542

Security	Shares	Value

Italy (continued)
Credito Emiliano SpA(b)	141,487	$714,406
Credito Valtellinese SpA(a)	4,333,724	258,146
Danieli & C Officine Meccaniche SpA	36,940	649,015
Datalogic SpA	18,501	328,554
Davide Campari-Milano SpA	368,026	3,450,180
De’ Longhi SpA	47,107	953,521
DiaSorin SpA	16,653	1,946,852
Enav SpA(d)	172,496	957,212
Enel SpA	5,197,108	35,870,258
Eni SpA	1,602,167	25,337,839
ERG SpA	58,396	1,135,216
Falck Renewables SpA	80,155	373,399
Ferrari NV	79,166	12,838,087
Fiat Chrysler Automobiles NV	702,533	9,414,560
Fincantieri SpA(a)	317,687	331,075
FinecoBank Banca Fineco SpA	392,954	3,934,134
Freni Brembo SpA(b)	138,616	1,430,686
Hera SpA	568,801	2,134,231
IMA Industria Macchine Automatiche SpA(b)	11,650	920,949
Infrastrutture Wireless Italiane SpA(d)	147,174	1,504,267
Interpump Group SpA	62,973	1,786,508
Intesa Sanpaolo SpA	9,493,853	20,722,318
Iren SpA	467,727	1,230,052
Italgas SpA	335,298	2,134,648
Juventus Football Club SpA(a)(b)	272,944	470,279
Leonardo SpA	31,881	391,879
Maire Tecnimont SpA(b)	109,482	266,467
MARR SpA	22,794	494,887
Mediaset SpA(a)(b)	288,250	850,805
Mediobanca Banca di Credito Finanziario SpA	387,582	3,907,106
Moncler SpA	125,962	5,212,946
Piaggio & C SpA	324,710	981,921
Pirelli & C SpA(d)	267,457	1,591,371
Poste Italiane SpA(d)	336,052	3,614,388
Prysmian SpA	154,298	3,207,419
Recordati SpA	68,215	3,078,276
Reply SpA	18,492	1,248,722
Saipem SpA(a)(b)	402,381	2,012,465
Salvatore Ferragamo SpA	49,441	1,044,528
Saras SpA	395,718	656,483
Snam SpA	1,351,040	6,677,355
Societa Cattolica di Assicurazioni SC	132,000	1,126,516
Societa Iniziative Autostradali e Servizi SpA(b)	76,596	1,465,144
Tamburi Investment Partners SpA	75,570	482,120
Technogym SpA(d)	71,500	776,179
Telecom Italia SpA/Milano(a)	5,797,470	3,295,873
Tenaris SA	317,822	4,028,730
Terna Rete Elettrica Nazionale SpA	961,769	5,893,867
Tod’s SpA(b)	10,292	515,660
UniCredit SpA	1,291,380	15,321,433
Unione di Banche Italiane SpA	624,038	1,615,419
Unipol Gruppo SpA	317,747	1,640,475

		250,782,396

Japan — 16.8%
77 Bank Ltd. (The)	59,300	849,289
ABC-Mart Inc.	22,800	1,448,952
Acom Co. Ltd.	345,700	1,229,014
Activia Properties Inc.	500	2,300,253
Adastria Co. Ltd.	25,000	492,056
ADEKA Corp.	77,000	1,134,700

S C H E D U L E S O F I N V E S T M E N T S	85

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Advance Residence Investment Corp.	867	$2,695,026
Advantest Corp.	129,200	5,081,133
Aeon Co. Ltd.	422,100	7,355,406
Aeon Delight Co. Ltd.	22,600	677,532
AEON Financial Service Co. Ltd.	74,500	1,210,389
Aeon Mall Co. Ltd.	62,500	965,347
AGC Inc./Japan	119,000	3,671,656
Ai Holdings Corp.	30,200	475,078
Aica Kogyo Co. Ltd.	39,000	1,135,068
Aichi Bank Ltd. (The)	14,800	510,486
Aiful Corp.(a)	430,600	884,401
Ain Holdings Inc.	18,700	1,029,942
Air Water Inc.	95,300	1,568,511
Aisin Seiki Co. Ltd.	108,800	3,552,346
Ajinomoto Co. Inc.	282,300	5,088,290
Akatsuki Inc.	4,600	310,550
Alfresa Holdings Corp.	122,700	2,984,579
Alps Alpine Co. Ltd.	136,700	2,518,075
Amada Holdings Co. Ltd.	225,300	2,506,676
Amano Corp.	51,000	1,547,732
ANA Holdings Inc.	73,400	2,475,623
AnGes Inc.(a)(b)	72,200	456,175
Anicom Holdings Inc.(b)	11,400	399,512
Anritsu Corp.(b)	89,100	1,659,316
Aoyama Trading Co. Ltd.	37,600	704,729
Aozora Bank Ltd.	75,000	1,725,535
Arcs Co. Ltd.	36,600	766,889
Ariake Japan Co. Ltd.	14,800	924,191
Aruhi Corp.	22,600	426,502
As One Corp.	9,800	815,049
Asahi Diamond Industrial Co. Ltd.	74,700	463,714
Asahi Group Holdings Ltd.	232,000	10,117,615
Asahi Holdings Inc.	27,300	569,761
Asahi Intecc Co. Ltd.	128,000	3,383,468
Asahi Kasei Corp.	814,300	8,347,372
Asics Corp.	115,600	1,249,960
ASKUL Corp.	16,600	416,777
Astellas Pharma Inc.	1,214,100	17,371,442
Atom Corp.(b)	52,000	478,453
Autobacs Seven Co. Ltd.	50,200	820,215
Avex Inc.	63,300	816,793
Awa Bank Ltd. (The)	28,800	657,035
Azbil Corp.	81,800	1,970,131
Bandai Namco Holdings Inc.	126,900	6,895,786
Bank of Kyoto Ltd. (The)	38,000	1,482,201
Bank of Nagoya Ltd. (The)(b)	33,500	1,044,416
Benefit One Inc.	51,700	891,864
Benesse Holdings Inc.	49,300	1,161,950
Bic Camera Inc.	79,200	786,347
BML Inc.	21,000	580,244
Bridgestone Corp.	366,100	13,824,637
Broadleaf Co. Ltd.	98,400	522,021
Brother Industries Ltd.	157,100	2,814,271
Calbee Inc.	54,700	1,556,740
Canon Electronics Inc.	36,900	607,665
Canon Inc.	641,600	17,553,514
Canon Marketing Japan Inc.	42,300	816,586
Capcom Co. Ltd.	57,600	1,215,926
Casio Computer Co. Ltd.	122,500	1,405,802
Central Glass Co. Ltd.	27,600	632,455

Security	Shares	Value

Japan (continued)
Central Japan Railway Co.	93,200	$18,815,971
Central Security Patrols Co. Ltd.(b)	6,200	280,663
Chiba Bank Ltd. (The)	369,100	1,835,726
Chiyoda Co. Ltd.	36,500	542,583
Chubu Electric Power Co. Inc.	417,200	5,913,615
Chugai Pharmaceutical Co. Ltd.	143,200	10,287,451
Chugoku Bank Ltd. (The)	156,100	1,367,268
Chugoku Electric Power Co. Inc. (The)	165,000	2,065,254
Citizen Watch Co. Ltd.	205,000	1,029,012
Coca-Cola Bottlers Japan Holdings Inc.	78,875	1,956,347
cocokara fine Inc.	17,800	944,306
COLOPL Inc.(b)	46,700	288,609
Colowide Co. Ltd.	43,400	851,411
Comforia Residential REIT Inc.	352	1,055,271
COMSYS Holdings Corp.	74,300	1,888,038
Concordia Financial Group Ltd.	694,000	2,460,880
COOKPAD Inc.(a)(b)	203,800	578,129
Cosmo Energy Holdings Co. Ltd.	38,400	798,239
Cosmos Pharmaceutical Corp.(b)	6,900	1,281,814
Create SD Holdings Co. Ltd.	19,200	433,956
Credit Saison Co. Ltd.	99,700	1,222,203
CyberAgent Inc.	65,700	2,674,594
CYBERDYNE Inc.(a)(b)	98,000	557,808
Dai Nippon Printing Co. Ltd.	155,700	3,289,669
Daicel Corp.	179,000	1,526,631
Daido Steel Co. Ltd.	20,700	793,111
Daifuku Co. Ltd.	64,800	3,586,903
Daiho Corp.	18,600	464,593
Dai-ichi Life Holdings Inc.	709,200	10,496,748
Daiichi Sankyo Co. Ltd.	366,500	22,437,260
Daiichikosho Co. Ltd.	32,700	1,359,802
Daikin Industries Ltd.	160,800	20,119,438
Daio Paper Corp.(b)	71,200	856,433
Daiseki Co. Ltd.	41,000	980,299
Daishi Hokuetsu Financial Group Inc.	30,800	824,076
Daito Trust Construction Co. Ltd.	45,200	5,859,452
Daiwa House Industry Co. Ltd.	364,200	10,435,424
Daiwa House REIT Investment Corp.	1,332	3,269,427
Daiwa Office Investment Corp.	232	1,720,101
Daiwa Securities Group Inc.	1,020,800	4,432,947
Daiwabo Holdings Co. Ltd.	15,000	733,594
DCM Holdings Co. Ltd.	115,200	1,094,970
DeNA Co. Ltd.	72,300	1,388,400
Denka Co. Ltd.	52,300	1,519,747
Denso Corp.	277,900	11,871,059
Dentsu Inc.	139,300	4,644,402
DIC Corp.	47,500	1,292,770
Digital Arts Inc.	7,500	768,133
Digital Garage Inc.	25,000	869,215
Dip Corp.	22,900	474,979
Disco Corp.	17,300	3,223,385
DMG Mori Co. Ltd.	90,400	1,326,338
Doutor Nichires Holdings Co. Ltd.	36,900	682,433
Dowa Holdings Co. Ltd.	40,200	1,281,068
Duskin Co. Ltd.	44,000	1,173,603
DyDo Group Holdings Inc.	13,900	549,215
Earth Corp.	16,600	714,759
East Japan Railway Co.	196,400	18,097,923
Ebara Corp.	61,600	1,671,412
EDION Corp.(b)	58,800	561,599

86	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Eisai Co. Ltd.	163,500	$8,893,677
Eizo Corp.	13,600	502,915
Electric Power Development Co. Ltd.	91,500	2,062,174
en-japan Inc.	27,100	1,125,683
Exedy Corp.	32,300	664,296
Ezaki Glico Co. Ltd.	31,900	1,392,641
FamilyMart UNY Holdings Co. Ltd.	166,000	3,562,330
Fancl Corp.	51,500	1,305,347
FANUC Corp.	124,700	22,430,495
Fast Retailing Co. Ltd.	37,700	22,760,626
FCC Co. Ltd.	38,400	755,445
Financial Products Group Co. Ltd.	52,400	466,207
FP Corp.	18,300	1,136,007
Frontier Real Estate Investment Corp.	341	1,472,982
Fuji Co. Ltd./Ehime	25,800	438,891
Fuji Corp./Aichi	52,500	705,480
Fuji Electric Co. Ltd.	84,200	2,609,560
Fuji Oil Holdings Inc.	33,300	1,030,513
Fuji Seal International Inc.	33,700	996,334
Fuji Soft Inc.	23,400	1,062,510
FUJIFILM Holdings Corp.	235,000	11,213,769
Fujikura Ltd.	188,600	698,293
Fujitsu General Ltd.	44,800	723,319
Fujitsu Ltd.	126,400	9,945,523
Fukuoka Financial Group Inc.	108,200	1,995,085
Fukuoka REIT Corp.	500	829,381
Fukuyama Transporting Co. Ltd.	24,800	943,348
Funai Soken Holdings Inc.	25,100	578,635
Furukawa Electric Co. Ltd.	43,400	1,175,987
Fuyo General Lease Co. Ltd.	13,400	802,210
Giken Ltd.	11,800	347,778
Global One Real Estate Investment Corp.	1,134	1,445,504
Glory Ltd.	44,600	1,187,553
GLP J-REIT	2,351	2,628,703
GMO Internet Inc.	48,600	797,653
GMO Payment Gateway Inc.(b)	26,500	1,945,245
GNI Group Ltd.(a)(b)	10,900	490,914
Goldwin Inc.(b)	7,000	972,231
Gree Inc.	166,900	791,651
GS Yuasa Corp.	48,100	906,845
GungHo Online Entertainment Inc.(b)	32,710	868,250
Gunma Bank Ltd. (The)	337,600	1,169,124
Gunosy Inc.(a)	11,200	168,864
Gunze Ltd.	14,300	640,092
H2O Retailing Corp.	53,700	611,312
Hachijuni Bank Ltd. (The)	345,400	1,307,478
Hakuhodo DY Holdings Inc.	151,100	2,390,880
Hamamatsu Photonics KK	98,100	3,672,821
Hankyu Hanshin Holdings Inc.	153,700	5,428,869
Hankyu Hanshin REIT Inc.	302	431,131
Hanwa Co. Ltd.	25,400	699,012
Harmonic Drive Systems Inc.(b)	27,100	1,038,324
Haseko Corp.	190,600	2,081,986
Hazama Ando Corp.	133,500	927,092
Heiwa Corp.	42,400	876,703
Heiwa Real Estate Co. Ltd.	37,400	792,263
Heiwa Real Estate REIT Inc.	1,958	2,400,274
Hikari Tsushin Inc.	13,600	3,019,995
Hino Motors Ltd.	158,200	1,277,839
Hirata Corp.	6,100	378,107

Security	Shares	Value

Japan (continued)
Hirose Electric Co. Ltd.	20,505	$2,166,174
Hiroshima Bank Ltd. (The)	204,100	979,379
HIS Co. Ltd.	27,700	681,434
Hisamitsu Pharmaceutical Co. Inc.	36,800	1,493,014
Hitachi Capital Corp.	49,900	1,031,780
Hitachi Chemical Co. Ltd.	66,300	1,830,692
Hitachi Construction Machinery Co. Ltd.	64,000	1,521,971
Hitachi High-Technologies Corp.	45,000	2,300,253
Hitachi Ltd.	623,600	22,353,684
Hitachi Metals Ltd.	135,300	1,438,049
Hitachi Transport System Ltd.	25,100	788,312
Hitachi Zosen Corp.	187,500	676,951
Hogy Medical Co. Ltd.	18,600	519,926
Hokkaido Electric Power Co. Inc.	122,600	697,829
Hokkoku Bank Ltd. (The)	22,500	627,907
Hokuetsu Corp.	92,900	464,607
Hokuhoku Financial Group Inc.	105,300	1,060,031
Hokuriku Electric Power Co.(a)	114,600	825,394
Hokuto Corp.	43,000	736,634
Honda Motor Co. Ltd.	1,045,900	26,110,172
Horiba Ltd.	24,300	1,320,470
Hoshino Resorts REIT Inc.	224	1,161,520
Hoshizaki Corp.	35,200	2,502,823
House Foods Group Inc.	42,200	1,562,459
Hoya Corp.	245,700	19,020,111
Hulic Co. Ltd.	173,500	1,498,899
Hulic Reit Inc.	861	1,540,006
Hyakugo Bank Ltd. (The)	392,300	1,156,215
Hyakujushi Bank Ltd. (The)	26,600	531,878
Ibiden Co. Ltd.	70,300	1,265,821
IBJ Leasing Co. Ltd.	27,600	697,277
Ichigo Inc.	203,900	745,552
Ichigo Office REIT Investment	876	835,054
Idemitsu Kosan Co. Ltd.	129,255	3,595,212
IHI Corp.	94,900	2,277,775
Iida Group Holdings Co. Ltd.	89,900	1,485,430
Inaba Denki Sangyo Co. Ltd.	35,600	1,649,256
Industrial & Infrastructure Fund Investment Corp.	1,189	1,559,416
Infocom Corp.	17,900	447,438
Infomart Corp.	69,000	943,090
Inpex Corp.	672,900	5,957,714
Internet Initiative Japan Inc.	20,600	388,948
Invesco Office J-Reit Inc.	6,768	1,205,555
Invincible Investment Corp.	4,295	2,472,369
Iriso Electronics Co. Ltd.	20,800	957,863
Isetan Mitsukoshi Holdings Ltd.	205,200	1,640,466
Ishihara Sangyo Kaisha Ltd.	33,300	358,840
Istyle Inc.(a)(b)	43,800	333,618
Isuzu Motors Ltd.	357,100	3,984,588
Ito En Ltd.	36,800	1,618,420
ITOCHU Corp.	863,800	16,563,957
Itochu Techno-Solutions Corp.	62,900	1,628,477
Itoham Yonekyu Holdings Inc.	132,200	873,013
Iwatani Corp.	32,300	1,072,452
Iyo Bank Ltd. (The)	272,900	1,332,139
Izumi Co. Ltd.	24,700	932,719
J Front Retailing Co. Ltd.	148,200	1,753,967
Jaccs Co. Ltd.	38,200	763,824
Jafco Co. Ltd.	28,400	1,063,283
Japan Airlines Co. Ltd.	75,300	2,376,727

S C H E D U L E S O F I N V E S T M E N T S	87

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Japan Airport Terminal Co. Ltd.	35,900	$1,497,831
Japan Aviation Electronics Industry Ltd.	37,200	522,839
Japan Display Inc.(a)(b)	411,700	284,389
Japan Elevator Service Holdings Co. Ltd.(b)	15,400	394,024
Japan Excellent Inc.	930	1,387,612
Japan Exchange Group Inc.	328,900	4,855,876
Japan Hotel REIT Investment Corp.	3,289	2,750,552
Japan Investment Adviser Co. Ltd.	11,100	190,154
Japan Lifeline Co. Ltd.	43,000	765,941
Japan Logistics Fund Inc.	667	1,605,223
Japan Material Co. Ltd.	42,000	554,327
Japan Petroleum Exploration Co. Ltd.	28,100	617,773
Japan Post Bank Co. Ltd.	201,600	1,964,474
Japan Post Holdings Co. Ltd.	1,005,600	9,891,603
Japan Prime Realty Investment Corp.	560	2,483,445
Japan Real Estate Investment Corp.	850	5,331,338
Japan Rental Housing Investments Inc.	1,840	1,548,939
Japan Retail Fund Investment Corp.	1,788	3,603,172
Japan Securities Finance Co. Ltd.	181,400	927,258
Japan Steel Works Ltd. (The)	43,200	758,760
Japan Tobacco Inc.	760,900	16,955,999
JCR Pharmaceuticals Co. Ltd.	10,000	711,029
Jeol Ltd.	22,800	516,373
JFE Holdings Inc.	324,500	4,326,169
JGC Corp.	137,300	1,802,003
JINS Holdings Inc.	10,300	545,475
JSR Corp.	116,000	1,932,710
JTEKT Corp.	121,300	1,450,126
Juroku Bank Ltd. (The)	31,400	643,761
Justsystems Corp.	21,200	722,450
JVC Kenwood Corp.	291,600	657,997
JXTG Holdings Inc.	2,094,500	9,928,981
Kadokawa Dwango(a)	34,818	445,427
Kagome Co. Ltd.	64,300	1,501,271
Kajima Corp.	290,300	3,764,609
Kakaku.com Inc.	91,200	1,911,777
Kaken Pharmaceutical Co. Ltd.	35,100	1,716,611
Kamigumi Co. Ltd.	82,100	1,897,960
Kanamoto Co. Ltd.	23,500	608,846
Kandenko Co. Ltd.	45,700	401,545
Kaneka Corp.	31,100	1,164,370
Kanematsu Corp.	81,500	942,795
Kansai Electric Power Co. Inc. (The)	451,500	5,597,228
Kansai Paint Co. Ltd.	110,200	2,188,268
Kao Corp.	315,200	23,163,535
Katitas Co. Ltd.	15,700	612,383
Kawasaki Heavy Industries Ltd.	84,100	1,843,500
Kawasaki Kisen Kaisha Ltd.(a)(b)	62,500	804,743
KDDI Corp.	1,140,900	29,984,418
Keihan Holdings Co. Ltd.	66,400	2,709,206
Keihin Corp.	44,900	627,339
Keikyu Corp.	145,600	2,462,092
Keio Corp.	68,800	4,283,564
Keisei Electric Railway Co. Ltd.	87,100	3,220,875
Keiyo Bank Ltd. (The)	154,400	944,247
Kenedix Inc.	205,300	1,049,427
Kenedix Office Investment Corp.	325	2,340,778
Kenedix Residential Next Investment Corp.	631	1,119,324
Kenedix Retail REIT Corp.	441	1,057,263
Kewpie Corp.	66,200	1,508,439

Security	Shares	Value

Japan (continued)
Keyence Corp.	59,000	$34,305,043
KH Neochem Co. Ltd.	23,600	591,875
Kikkoman Corp.	94,400	4,325,489
Kinden Corp.	88,900	1,355,914
Kintetsu Group Holdings Co. Ltd.	110,400	5,267,069
Kirin Holdings Co. Ltd.	527,500	11,514,391
Kisoji Co. Ltd.	45,000	1,081,741
Kissei Pharmaceutical Co. Ltd.	44,600	1,110,738
Kiyo Bank Ltd. (The)	69,700	911,573
KLab Inc.(a)(b)	30,000	248,676
Kobayashi Pharmaceutical Co. Ltd.	32,000	2,298,872
Kobe Bussan Co. Ltd.	23,900	1,347,161
Kobe Steel Ltd.	209,400	1,357,749
Koei Tecmo Holdings Co. Ltd.	33,700	652,428
Koito Manufacturing Co. Ltd.	68,900	3,483,868
Kokuyo Co. Ltd.	76,000	1,031,066
Komatsu Ltd.	594,300	13,385,776
Komeda Holdings Co. Ltd.	54,000	1,004,651
Komeri Co. Ltd.	25,100	519,685
Konami Holdings Corp.	60,000	2,564,126
Konica Minolta Inc.	304,700	2,553,783
Kose Corp.	21,400	3,668,008
Koshidaka Holdings Co. Ltd.	29,800	425,969
Kotobuki Spirits Co. Ltd.	14,100	838,922
Krosaki Harima Corp.	4,100	227,327
K’s Holdings Corp.	123,400	1,131,995
Kubota Corp.	675,000	10,522,105
Kumagai Gumi Co. Ltd.	22,500	605,112
Kumiai Chemical Industry Co. Ltd.(b)	57,300	473,388
Kura Sushi Inc.(b)	6,800	280,580
Kuraray Co. Ltd.	199,200	2,377,741
Kureha Corp.	16,600	1,108,450
Kurita Water Industries Ltd.	61,500	1,567,875
Kusuri no Aoki Holdings Co. Ltd.(b)	10,800	721,160
KYB Corp.(a)	13,100	374,630
Kyocera Corp.	206,700	12,736,109
KYORIN Holdings Inc.	49,200	832,424
Kyoritsu Maintenance Co. Ltd.	23,800	1,033,544
Kyowa Exeo Corp.	65,900	1,594,467
Kyowa Kirin Co. Ltd.	157,300	2,612,129
Kyudenko Corp.	29,000	904,122
Kyushu Electric Power Co. Inc.	242,800	2,421,850
Kyushu Financial Group Inc.	453,700	1,729,973
Kyushu Railway Co.	104,500	2,993,277
LaSalle Logiport REIT	845	1,060,774
Lasertec Corp.	29,500	1,431,867
Lawson Inc.	33,000	1,656,459
Leopalace21 Corp.(a)(b)	169,200	355,308
Lifull Co. Ltd.	52,700	246,572
LINE Corp.(a)	43,400	1,389,040
Lintec Corp.	49,000	1,038,443
Lion Corp.	144,800	2,863,326
LIXIL Group Corp.	170,900	2,974,911
M3 Inc.	274,000	5,592,300
Mabuchi Motor Co. Ltd.	34,100	1,187,179
Macnica Fuji Electronics Holdings Inc.	30,100	420,832
Maeda Corp.	101,400	765,812
Maeda Road Construction Co. Ltd.	37,500	800,599
Makino Milling Machine Co. Ltd.	19,200	810,794
Makita Corp.	141,100	4,671,927

88	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mandom Corp.	39,400	$930,794
Mani Inc.	14,900	1,080,018
Marubeni Corp.	986,400	6,450,325
Maruha Nichiro Corp.	36,400	1,071,131
Marui Group Co. Ltd.	121,900	2,651,879
Maruichi Steel Tube Ltd.	41,200	1,090,571
Maruwa Co. Ltd./Aichi	5,500	343,956
Matsui Securities Co. Ltd.	106,100	886,325
Matsumotokiyoshi Holdings Co. Ltd.	49,300	1,661,874
Maxell Holdings Ltd.	37,800	486,709
Mazda Motor Corp.	372,900	3,705,817
McDonald’s Holdings Co. Japan Ltd.	45,300	2,042,307
MCJ Co. Ltd.	60,700	448,926
MCUBS MidCity Investment Corp.	1,778	1,775,134
Mebuki Financial Group Inc.	673,550	1,668,754
Medipal Holdings Corp.	113,700	2,433,698
Megachips Corp.	16,100	242,742
Megmilk Snow Brand Co. Ltd.	39,500	851,301
Meidensha Corp.	42,200	657,243
MEIJI Holdings Co. Ltd.	74,200	5,173,327
Meiko Electronics Co. Ltd.(b)	14,100	241,158
Meitec Corp.	24,700	1,285,333
Menicon Co. Ltd.	18,900	700,645
Mercari Inc.(a)	50,000	1,349,758
Milbon Co. Ltd.	16,900	831,186
MINEBEA MITSUMI Inc.	233,172	4,039,572
Miraca Holdings Inc.	35,300	804,024
Mirai Corp.	1,258	654,635
Mirait Holdings Corp.(b)	71,600	1,066,334
Misawa Homes Co. Ltd.	52,800	517,909
MISUMI Group Inc.	181,900	4,144,790
Mitsubishi Chemical Holdings Corp.	812,500	5,811,536
Mitsubishi Corp.	865,500	23,408,158
Mitsubishi Electric Corp.	1,176,100	15,517,046
Mitsubishi Estate Co. Ltd.	755,300	13,996,441
Mitsubishi Estate Logistics REIT Investment Corp.	205	569,261
Mitsubishi Gas Chemical Co. Inc.	103,800	1,393,879
Mitsubishi Heavy Industries Ltd.	205,900	8,548,904
Mitsubishi Logistics Corp.	49,900	1,334,190
Mitsubishi Materials Corp.	62,300	1,724,260
Mitsubishi Motors Corp.	454,300	2,016,787
Mitsubishi Pencil Co. Ltd.	25,800	402,297
Mitsubishi Tanabe Pharma Corp.	142,400	1,622,370
Mitsubishi UFJ Financial Group Inc.	7,916,700	38,221,820
Mitsubishi UFJ Lease & Finance Co. Ltd.	230,410	1,232,956
Mitsui & Co. Ltd.	1,055,300	17,291,077
Mitsui Chemicals Inc.	117,300	2,709,541
Mitsui E&S Holdings Co. Ltd.(a)	52,600	465,564
Mitsui Fudosan Co. Ltd.	571,400	13,006,816
Mitsui Mining & Smelting Co. Ltd.	41,000	956,132
Mitsui OSK Lines Ltd.	72,100	1,784,321
Miura Co. Ltd.	57,400	1,601,860
Mixi Inc.	36,600	696,437
Mizuho Financial Group Inc.	15,159,100	21,557,127
Mochida Pharmaceutical Co. Ltd.	19,000	802,349
Monex Group Inc.(b)	110,500	330,762
Money Forward Inc.(a)	11,100	340,949
MonotaRO Co. Ltd.	79,500	1,754,382
Mori Hills REIT Investment Corp.	1,302	1,922,271
Mori Trust Sogo REIT Inc.	780	1,301,018

Security	Shares	Value

Japan (continued)
Morinaga & Co. Ltd./Japan	26,200	$1,237,909
Morinaga Milk Industry Co. Ltd.	29,900	1,169,012
MOS Food Services Inc.	47,600	1,066,643
MS&AD Insurance Group Holdings Inc.	307,600	10,145,205
Murata Manufacturing Co. Ltd.	371,300	16,561,878
Musashi Seimitsu Industry Co. Ltd.	45,100	593,580
Musashino Bank Ltd. (The)	39,700	771,878
Nabtesco Corp.	69,600	1,898,094
Nachi-Fujikoshi Corp.	17,000	723,371
Nagase & Co. Ltd.	70,000	1,028,321
Nagoya Railroad Co. Ltd.	126,800	3,509,408
Nakanishi Inc.	42,700	784,980
Nankai Electric Railway Co. Ltd.	74,000	1,783,633
Nanto Bank Ltd. (The)	27,900	602,326
NEC Corp.	160,500	6,622,519
NEC Networks & System Integration Corp.	30,300	790,047
NET One Systems Co. Ltd.	59,100	1,579,629
Nexon Co. Ltd.(a)	314,600	5,018,533
Nextage Co. Ltd.	22,500	256,136
NGK Insulators Ltd.	154,300	2,319,296
NGK Spark Plug Co. Ltd.	101,800	1,955,835
NH Foods Ltd.	55,600	2,076,519
NHK Spring Co. Ltd.	133,200	1,048,915
Nichias Corp.	43,700	788,874
Nichiha Corp.	16,600	436,500
NichiiGakkan Co. Ltd.	43,700	696,302
Nichi-Iko Pharmaceutical Co. Ltd.	39,000	449,358
Nichirei Corp.	68,500	1,597,440
Nidec Corp.	144,700	19,610,965
Nifco Inc./Japan	58,700	1,458,647
Nihon Kohden Corp.	52,900	1,460,688
Nihon M&A Center Inc.	91,900	2,498,630
Nihon Parkerizing Co. Ltd.	62,500	701,704
Nihon Unisys Ltd.	46,600	1,547,253
Nikkon Holdings Co. Ltd.	64,100	1,509,590
Nikon Corp.	210,900	2,870,921
Nintendo Co. Ltd.	73,200	27,034,953
Nippo Corp.	31,800	610,373
Nippon Accommodations Fund Inc.	288	1,700,281
Nippon Building Fund Inc.	885	6,227,400
Nippon Carbon Co. Ltd.(b)	8,400	326,484
Nippon Electric Glass Co. Ltd.	52,900	1,196,127
Nippon Express Co. Ltd.	52,800	2,995,607
Nippon Flour Mills Co. Ltd.	80,800	1,283,721
Nippon Gas Co. Ltd.	26,500	749,298
Nippon Kayaku Co. Ltd.	92,200	1,090,350
Nippon Light Metal Holdings Co. Ltd.	590,900	1,088,464
Nippon Paint Holdings Co. Ltd.	93,700	4,103,555
Nippon Paper Industries Co. Ltd.	54,200	960,949
Nippon Prologis REIT Inc.	1,345	3,241,874
NIPPON REIT Investment Corp.	320	1,287,958
Nippon Sheet Glass Co. Ltd.	66,000	417,610
Nippon Shinyaku Co. Ltd.	28,900	2,100,124
Nippon Shokubai Co. Ltd.	17,000	1,113,240
Nippon Soda Co. Ltd.	22,100	560,158
Nippon Steel Corp.	546,617	8,641,659
Nippon Steel Trading Corp.	18,300	739,079
Nippon Suisan Kaisha Ltd.	184,600	1,171,443
Nippon Telegraph & Telephone Corp.	406,800	18,441,350
Nippon Yusen KK	92,400	1,551,418

S C H E D U L E S O F I N V E S T M E N T S	89

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nipro Corp.	94,100	$1,051,285
Nishimatsu Construction Co. Ltd.	43,300	824,325
Nishimatsuya Chain Co. Ltd.	83,400	675,957
Nishi-Nippon Financial Holdings Inc.	118,000	837,928
Nishi-Nippon Railroad Co. Ltd.	57,100	1,213,260
Nishio Rent All Co. Ltd.	20,200	568,372
Nissan Chemical Corp.	81,100	3,574,152
Nissan Motor Co. Ltd.	1,524,900	9,982,951
Nissan Shatai Co. Ltd.	62,300	525,024
Nissha Co. Ltd.	41,300	485,368
Nisshin Oillio Group Ltd. (The)	28,900	847,769
Nisshin Seifun Group Inc.	137,400	2,613,226
Nisshinbo Holdings Inc.	104,000	818,015
Nissin Foods Holdings Co. Ltd.	41,500	2,595,303
Nissin Kogyo Co. Ltd.	50,900	705,076
Nitori Holdings Co. Ltd.	51,200	6,946,129
Nitto Boseki Co. Ltd.	20,400	462,394
Nitto Denko Corp.	102,800	5,103,311
Nitto Kogyo Corp.	44,900	864,297
Noevir Holdings Co. Ltd.	12,000	629,979
NOF Corp.	48,300	1,739,378
Nojima Corp.	26,600	430,941
NOK Corp.	60,700	899,528
Nomura Co. Ltd.	51,500	703,426
Nomura Holdings Inc.	2,146,100	6,791,618
Nomura Real Estate Holdings Inc.	76,200	1,555,933
Nomura Real Estate Master Fund Inc.	2,760	4,395,155
Nomura Research Institute Ltd.	216,320	3,863,177
Noritz Corp.	25,200	310,315
North Pacific Bank Ltd.	413,700	925,895
NS Solutions Corp.	21,100	717,099
NSD Co. Ltd.	26,300	816,311
NSK Ltd.	219,800	1,876,625
NTN Corp.	301,100	843,052
NTT Data Corp.	405,900	5,364,647
NTT DOCOMO Inc.	848,700	20,440,714
Obayashi Corp.	406,400	3,877,784
Obic Co. Ltd.	42,400	4,557,292
Odakyu Electric Railway Co. Ltd.	194,500	4,367,405
Ogaki Kyoritsu Bank Ltd. (The)	39,600	857,103
Ohsho Food Service Corp.	10,000	618,927
Oiles Corp.	35,800	511,735
Oisix ra daichi Inc.(a)(b)	17,100	228,997
Oita Bank Ltd. (The)	27,500	782,639
Oji Holdings Corp.	570,000	2,971,402
Okamoto Industries Inc.	9,100	424,932
Okamura Corp.	38,800	381,657
Okasan Securities Group Inc.	160,900	579,433
Oki Electric Industry Co. Ltd.	88,400	1,191,151
Okinawa Electric Power Co. Inc. (The)	36,450	569,704
OKUMA Corp.	19,300	1,014,994
Okumura Corp.	33,200	950,974
Olympus Corp.	753,500	8,279,305
Omron Corp.	123,200	5,945,825
One REIT Inc.	140	399,079
Ono Pharmaceutical Co. Ltd.	250,900	4,582,406
Open House Co. Ltd.	27,000	1,192,402
Optex Group Co. Ltd.	28,100	358,707
Optorun Co. Ltd.	16,200	412,852
Oracle Corp. Japan	25,400	2,124,172

Security	Shares	Value

Japan (continued)
Orient Corp.(b)	865,200	$1,019,992
Oriental Land Co. Ltd./Japan	127,900	17,010,140
ORIX Corp.	842,400	12,115,198
Orix JREIT Inc.	1,798	3,499,124
Osaka Gas Co. Ltd.	238,900	4,409,446
OSG Corp.	59,600	1,195,019
Otsuka Corp.	69,500	2,768,478
Otsuka Holdings Co. Ltd.	252,900	9,356,659
Outsourcing Inc.	75,500	913,719
Pacific Metals Co. Ltd.(b)	17,200	330,931
PALTAC Corp.	20,700	1,021,893
Pan Pacific International Holdings Corp.	71,900	4,609,017
Panasonic Corp.	1,451,800	12,364,536
Paramount Bed Holdings Co. Ltd.	21,400	822,887
Park24 Co. Ltd.	72,900	1,597,321
Penta-Ocean Construction Co. Ltd.	193,400	944,066
Pepper Food Service Co. Ltd.(b)	10,800	168,503
PeptiDream Inc.(a)(b)	62,700	3,528,409
Persol Holdings Co. Ltd.	114,900	2,811,783
Pigeon Corp.	78,100	2,891,660
Pilot Corp.	29,600	1,123,205
Pola Orbis Holdings Inc.	58,800	1,485,502
Premier Investment Corp.	1,103	1,490,307
Press Kogyo Co. Ltd.	113,400	518,042
Raito Kogyo Co. Ltd.	43,800	582,117
Raksul Inc.(a)	10,400	363,988
Rakuten Inc.	553,000	5,684,071
Recruit Holdings Co. Ltd.	763,600	26,148,421
Relia Inc.	55,400	660,259
Relo Group Inc.	68,700	1,835,586
Renesas Electronics Corp.(a)	493,700	2,951,060
Rengo Co. Ltd.	121,500	929,924
Resona Holdings Inc.	1,320,000	5,402,791
Resorttrust Inc.	60,200	880,475
Ricoh Co. Ltd.	435,300	4,017,229
Ricoh Leasing Co. Ltd.	17,000	525,305
Rinnai Corp.	23,800	1,615,528
Riso Kyoiku Co. Ltd.	69,200	325,047
Rohm Co. Ltd.	61,500	4,344,508
Rohto Pharmaceutical Co. Ltd.	61,600	1,792,825
Round One Corp.	48,700	744,573
Royal Holdings Co. Ltd.	38,600	963,445
RPA Holdings Inc.(a)	13,400	206,723
Ryobi Ltd.	20,600	384,394
Ryohin Keikaku Co. Ltd.	15,300	2,738,006
Ryosan Co. Ltd.	23,700	583,032
Saizeriya Co. Ltd.	24,500	577,214
Sakai Moving Service Co. Ltd.	8,900	532,811
Sakata Seed Corp.	25,200	822,786
SAMTY Co. Ltd.	17,200	275,644
SanBio Co. Ltd.(a)(b)	17,800	557,403
Sangetsu Corp.	82,300	1,500,085
San-in Godo Bank Ltd. (The)	147,000	892,222
Sankyo Co. Ltd.	33,700	1,167,046
Sankyo Tateyama Inc.	50,700	573,892
Sankyu Inc.	34,400	1,853,465
Sanrio Co. Ltd.	47,500	964,656
Santen Pharmaceutical Co. Ltd.	238,100	3,861,792
Sanwa Holdings Corp.	117,700	1,325,785
Sapporo Holdings Ltd.	48,600	1,103,823

90	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sato Holdings Corp.	21,900	$533,709
Sawai Pharmaceutical Co. Ltd.	23,600	1,312,862
SBI Holdings Inc./Japan	156,700	3,599,446
SCREEN Holdings Co. Ltd.	28,000	1,542,160
SCSK Corp.	34,000	1,628,367
Secom Co. Ltd.	134,500	10,592,765
Sega Sammy Holdings Inc.	113,200	1,463,807
Seibu Holdings Inc.	138,300	2,189,617
Seiko Epson Corp.	182,800	2,710,642
Seiko Holdings Corp.	24,900	487,107
Seino Holdings Co. Ltd.	96,000	1,206,908
Seiren Co. Ltd.	48,900	678,272
Sekisui Chemical Co. Ltd.	244,200	3,645,850
Sekisui House Ltd.	392,600	6,637,046
Sekisui House Reit Inc.	3,073	2,388,775
Senshu Ikeda Holdings Inc.	366,400	674,925
Seria Co. Ltd.	33,800	796,631
Seven & i Holdings Co. Ltd.	486,300	16,697,457
Seven Bank Ltd.	371,200	1,008,556
SG Holdings Co. Ltd.	96,200	2,557,950
Sharp Corp./Japan(b)	135,700	1,723,512
Shiga Bank Ltd. (The)	50,000	1,109,371
Shikoku Electric Power Co. Inc.	100,500	950,619
Shima Seiki Manufacturing Ltd.	19,100	563,808
Shimachu Co. Ltd.	37,700	839,244
Shimadzu Corp.	145,400	3,532,721
Shimamura Co. Ltd.	14,900	1,059,434
Shimano Inc.	47,500	6,750,403
Shimizu Corp.	372,100	3,019,296
Shin-Etsu Chemical Co. Ltd.	233,800	24,020,622
Shinko Electric Industries Co. Ltd.	89,800	733,618
Shinmaywa Industries Ltd.	75,500	951,269
Shinsei Bank Ltd.	90,900	1,381,395
Shionogi & Co. Ltd.	176,300	9,835,129
Ship Healthcare Holdings Inc.	30,200	1,368,492
Shiseido Co. Ltd.	258,600	19,163,671
Shizuoka Bank Ltd. (The)	295,400	2,045,966
SHO-BOND Holdings Co. Ltd.	37,000	1,276,215
Shochiku Co. Ltd.(b)	7,700	849,606
Shoei Foods Corp.(b)	7,600	218,743
Showa Corp.	47,200	640,346
Showa Denko KK	87,400	2,373,062
SKY Perfect JSAT Holdings Inc.	168,600	669,276
Skylark Holdings Co. Ltd.	122,400	2,148,694
SMC Corp./Japan	36,900	13,546,710
SMS Co. Ltd.	44,500	997,997
Softbank Corp.	1,073,400	14,522,907
SoftBank Group Corp.	1,065,400	55,225,155
Sohgo Security Services Co. Ltd.	43,100	2,103,891
Sojitz Corp.	854,200	2,690,641
Sompo Holdings Inc.	217,300	9,070,261
Sony Corp.	821,100	46,660,714
Sony Financial Holdings Inc.	99,900	2,439,189
Sosei Group Corp.(a)	44,500	1,044,310
Sotetsu Holdings Inc.	60,000	1,593,184
Sourcenext Corp.(b)	71,300	271,869
Square Enix Holdings Co. Ltd.	52,300	1,803,947
Stanley Electric Co. Ltd.	84,600	2,110,033
Star Micronics Co. Ltd.	24,700	327,134
Subaru Corp.	398,100	9,329,638

Security	Shares	Value

Japan (continued)
Sugi Holdings Co. Ltd.	28,300	$1,371,015
SUMCO Corp.	160,000	2,136,772
Sumitomo Bakelite Co. Ltd.	26,400	905,733
Sumitomo Chemical Co. Ltd.	986,400	4,542,482
Sumitomo Corp.	757,900	11,332,725
Sumitomo Dainippon Pharma Co. Ltd.	101,700	1,879,916
Sumitomo Electric Industries Ltd.	506,400	6,315,133
Sumitomo Forestry Co. Ltd.	84,500	1,066,222
Sumitomo Heavy Industries Ltd.	72,700	2,366,977
Sumitomo Metal Mining Co. Ltd.	148,000	4,246,097
Sumitomo Mitsui Construction Co. Ltd.	164,980	882,831
Sumitomo Mitsui Financial Group Inc.	843,800	29,586,430
Sumitomo Mitsui Trust Holdings Inc.	205,800	7,077,662
Sumitomo Osaka Cement Co. Ltd.	22,700	871,831
Sumitomo Realty & Development Co. Ltd.	211,400	7,743,383
Sumitomo Rubber Industries Ltd.	109,100	1,198,769
Sumitomo Warehouse Co. Ltd. (The)	84,200	1,094,232
Sundrug Co. Ltd.	47,100	1,312,250
Suntory Beverage & Food Ltd.	88,900	3,549,450
Suruga Bank Ltd.(a)	110,700	422,103
Sushiro Global Holdings Ltd.(b)	16,100	993,507
Suzuken Co. Ltd./Aichi Japan	48,600	2,699,130
Suzuki Motor Corp.	237,500	9,338,130
Sysmex Corp.	108,700	7,953,146
Systena Corp.	45,500	764,794
T&D Holdings Inc.	362,100	4,088,737
T. Hasegawa Co. Ltd.	22,900	407,908
Tadano Ltd.	81,600	743,287
Taiheiyo Cement Corp.	76,400	2,163,758
Taikisha Ltd.	24,800	744,628
Taisei Corp.	129,500	4,496,569
Taisho Pharmaceutical Holdings Co. Ltd.	23,800	1,825,964
Taiyo Holdings Co. Ltd.	29,600	914,649
Taiyo Nippon Sanso Corp.	82,300	1,698,681
Taiyo Yuden Co. Ltd.(b)	75,600	1,524,185
Takara Bio Inc.	32,800	651,318
Takara Holdings Inc.	103,800	1,078,392
Takasago Thermal Engineering Co. Ltd.	67,500	1,050,656
Takashimaya Co. Ltd.	103,700	1,196,740
Takeda Pharmaceutical Co. Ltd.	960,983	32,172,905
Takeuchi Manufacturing Co. Ltd.	51,600	806,020
Takuma Co. Ltd.	53,300	638,176
Tamron Co. Ltd.	41,600	938,323
TDK Corp.	84,200	6,568,492
TechnoPro Holdings Inc.	27,800	1,592,595
Teijin Ltd.	103,200	1,797,386
Terumo Corp.	416,200	12,197,545
THK Co. Ltd.	73,600	1,880,418
TIS Inc.	49,100	2,573,143
Toagosei Co. Ltd.	112,000	1,165,646
Tobu Railway Co. Ltd.	135,600	3,884,099
Toda Corp.	182,200	1,006,862
Toei Co. Ltd.	6,900	952,623
Toho Bank Ltd. (The)	287,100	692,795
Toho Co. Ltd./Tokyo	78,200	3,061,018
Toho Gas Co. Ltd.	50,200	1,921,078
Toho Holdings Co. Ltd.	48,200	1,078,313
Toho Titanium Co. Ltd.	27,000	213,364
Toho Zinc Co. Ltd.	18,200	395,095
Tohoku Electric Power Co. Inc.	278,300	2,796,457

S C H E D U L E S O F I N V E S T M E N T S	91

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Tokai Carbon Co. Ltd.(b)	127,100	$1,263,098
Tokai Rika Co. Ltd.	47,800	788,485
Tokai Tokyo Financial Holdings Inc.	286,700	876,670
Tokio Marine Holdings Inc.	413,100	22,056,097
Tokuyama Corp.	39,400	917,005
Tokyo Century Corp.	26,700	1,112,756
Tokyo Dome Corp.	104,800	970,058
Tokyo Electric Power Co. Holdings Inc.(a)	1,010,300	4,885,172
Tokyo Electron Ltd.	101,300	17,442,353
Tokyo Gas Co. Ltd.	245,000	6,141,078
Tokyo Ohka Kogyo Co. Ltd.	26,300	898,669
Tokyo Seimitsu Co. Ltd.	34,300	974,584
Tokyo Steel Manufacturing Co. Ltd.	93,600	717,248
Tokyo Tatemono Co. Ltd.	123,100	1,447,835
Tokyotokeiba Co. Ltd.	16,900	483,302
Tokyu Construction Co. Ltd.	62,600	430,690
Tokyu Corp.	323,700	5,700,340
Tokyu Fudosan Holdings Corp.	384,400	2,241,079
Tokyu REIT Inc.	794	1,442,839
TOMONY Holdings Inc.	209,800	684,036
Tomy Co. Ltd.	64,100	825,345
Topcon Corp.	85,200	1,007,569
Toppan Forms Co. Ltd.	97,500	855,791
Toppan Printing Co. Ltd.	177,100	2,900,150
Toray Industries Inc.	890,800	6,177,143
Toridoll Holdings Corp.	16,000	364,283
Toshiba Corp.	358,700	11,513,419
Toshiba Machine Co. Ltd.	25,600	569,177
Toshiba Plant Systems & Services Corp.	34,000	572,747
Toshiba TEC Corp.	19,900	593,838
Tosho Co. Ltd.	13,600	340,204
Tosoh Corp.	168,700	2,381,921
Totetsu Kogyo Co. Ltd.	17,000	468,939
TOTO Ltd.	92,200	3,723,666
Towa Pharmaceutical Co. Ltd.	17,700	447,330
Toyo Ink SC Holdings Co. Ltd.	46,000	1,012,996
Toyo Seikan Group Holdings Ltd.	98,900	1,738,891
Toyo Suisan Kaisha Ltd.	56,300	2,278,964
Toyo Tire Corp.	76,800	1,012,211
Toyobo Co. Ltd.	52,600	660,316
Toyoda Gosei Co. Ltd.	40,700	753,461
Toyota Boshoku Corp.	55,500	782,597
Toyota Industries Corp.	93,500	4,882,754
Toyota Motor Corp.	1,459,000	94,386,516
Toyota Tsusho Corp.	138,100	4,032,024
Trend Micro Inc./Japan	82,100	3,603,099
Trusco Nakayama Corp.	32,800	679,110
TS Tech Co. Ltd.	34,700	963,578
TSI Holdings Co. Ltd.	81,600	443,417
Tsubaki Nakashima Co. Ltd.	31,600	550,653
Tsubakimoto Chain Co.	24,100	795,749
Tsumura & Co.	42,400	1,175,446
Tsuruha Holdings Inc.	24,100	2,470,486
UACJ Corp.	24,800	407,718
Ube Industries Ltd.	60,400	1,267,802
Ulvac Inc.	33,800	1,432,006
Unicharm Corp.	262,500	7,489,984
Unipres Corp.	39,800	652,856
United Arrows Ltd.	19,700	567,004
United Urban Investment Corp.	2,059	3,491,245

Security	Shares	Value

Japan (continued)
Universal Entertainment Corp.(b)	20,200	$640,000
Unizo Holdings Co. Ltd.	17,000	555,837
Ushio Inc.	100,800	1,296,033
USS Co. Ltd.	152,800	3,049,667
UT Group Co. Ltd.(b)	18,600	414,742
UUUM Inc.(a)(b)	7,100	339,388
V Technology Co. Ltd.	9,500	454,110
Valor Holdings Co. Ltd.	35,600	740,362
Vector Inc.(a)	40,900	355,980
Vision Inc./Tokyo Japan(a)	5,700	275,616
Wacom Co. Ltd.	116,500	415,248
WATAMI Co. Ltd.	47,700	672,611
Welcia Holdings Co. Ltd.	32,700	1,529,965
West Japan Railway Co.	107,200	8,824,809
W-Scope Corp.(b)	22,800	252,202
Xebio Holdings Co. Ltd.	55,800	621,856
Yahoo Japan Corp.	1,798,200	5,316,345
Yakult Honsha Co. Ltd.	78,700	4,472,291
Yamada Denki Co. Ltd.(b)	388,500	1,721,101
Yamagata Bank Ltd. (The)	39,600	581,007
Yamaguchi Financial Group Inc.	139,700	979,154
Yamaha Corp.	90,000	4,277,228
Yamaha Motor Co. Ltd.	179,800	3,176,204
YA-MAN Ltd.	29,000	236,380
Yamanashi Chuo Bank Ltd. (The)	50,000	524,062
Yamato Holdings Co. Ltd.	199,000	3,928,681
Yamato Kogyo Co. Ltd.	39,400	1,031,313
Yamazaki Baking Co. Ltd.	80,300	1,229,184
Yaoko Co. Ltd.	13,500	622,933
Yaskawa Electric Corp.	154,700	5,200,599
Yokogawa Electric Corp.	150,800	2,726,414
Yokohama Rubber Co. Ltd. (The)	75,000	1,389,132
Yoshinoya Holdings Co. Ltd.	55,400	1,080,192
Yume No Machi Souzou Iinkai Co. Ltd.(b)	15,400	233,464
Zenkoku Hosho Co. Ltd.	35,700	1,402,353
Zenrin Co. Ltd.	25,700	476,719
Zensho Holdings Co. Ltd.	54,500	1,178,093
Zeon Corp.	91,800	1,077,165
Zojirushi Corp.(b)	46,300	561,186
ZOZO Inc.(b)	129,800	2,466,290

		2,591,494,526

Liechtenstein — 0.0%
Liechtensteinische Landesbank AG	5,367	327,983

Malaysia — 0.6%
AirAsia Group Bhd	900,200	427,576
Alliance Bank Malaysia Bhd	954,600	851,309
AMMB Holdings Bhd	1,106,100	1,133,843
Axiata Group Bhd	1,678,200	2,045,643
Berjaya Corp. Bhd(a)	7,868,696	495,786
British American Tobacco Malaysia Bhd	88,300	483,173
Bursa Malaysia Bhd(b)	778,000	1,272,628
Cahya Mata Sarawak Bhd	402,200	276,808
Carlsberg Brewery Malaysia Bhd(b)	166,800	974,162
CIMB Group Holdings Bhd	2,943,700	3,623,893
Dialog Group Bhd(b)	2,729,878	2,282,341
DiGi.Com Bhd(b)	1,944,000	2,355,507
FGV Holdings Bhd(a)	1,122,100	307,276
Fraser & Neave Holdings Bhd	119,500	999,091
Gamuda Bhd	1,408,700	1,266,516

92	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
Genting Bhd	1,302,600	$2,168,633
Genting Malaysia Bhd	1,858,100	1,742,602
Genting Plantations Bhd	458,400	1,077,543
HAP Seng Consolidated Bhd	201,800	484,144
Hartalega Holdings Bhd	946,100	1,134,907
Hibiscus Petroleum Bhd(a)	1,466,500	373,155
Hong Leong Bank Bhd	410,200	1,785,337
Hong Leong Financial Group Bhd	189,000	823,511
IHH Healthcare Bhd	1,566,400	2,178,877
IJM Corp. Bhd	2,068,600	1,168,021
Inari Amertron Bhd(b)	1,675,700	670,036
IOI Corp. Bhd	1,338,700	1,359,300
Kossan Rubber Industries(b)	344,400	339,685
KPJ Healthcare Bhd(b)	3,849,700	872,281
Kuala Lumpur Kepong Bhd	287,900	1,647,934
Malayan Banking Bhd	2,308,800	4,839,724
Malaysia Airports Holdings Bhd	451,100	917,177
Malaysian Resources Corp. Bhd	1,367,800	301,635
Maxis Bhd(b)	1,410,700	1,941,785
MISC Bhd	727,400	1,277,996
My EG Services Bhd(b)	1,908,300	716,798
Nestle Malaysia Bhd	40,300	1,451,249
Pavilion REIT(b)	1,306,400	592,019
Petronas Chemicals Group Bhd	1,614,400	2,930,293
Petronas Dagangan Bhd	138,700	789,882
Petronas Gas Bhd	463,400	1,805,761
PPB Group Bhd	568,180	2,574,813
Press Metal Aluminium Holdings Bhd(b)	1,457,200	1,606,752
Public Bank Bhd	1,953,160	10,365,735
QL Resources Bhd	495,100	824,267
RHB Bank Bhd(b)	891,398	1,188,099
RHB Capital Bhd(a)(c)	87,100	—
Sapura Energy Bhd	5,125,000	372,592
Serba Dinamik Holdings Bhd(b)	502,700	488,508
Sime Darby Bhd	1,620,300	859,919
Sime Darby Plantation Bhd	1,642,400	1,834,839
Sime Darby Property Bhd	3,324,500	785,505
SP Setia Bhd Group	894,500	424,869
Sunway REIT	2,150,500	995,385
Supermax Corp. Bhd	545,600	219,483
Telekom Malaysia Bhd	734,500	728,003
Tenaga Nasional Bhd	1,996,300	6,685,779
Top Glove Corp. Bhd(b)	964,500	1,061,149
UEM Edgenta Bhd(b)	495,800	361,652
UMW Holdings Bhd	363,200	445,363
Velesto Energy Bhd(a)(b)	6,635,476	506,525
VS Industry Bhd	930,100	270,476
WCT Holdings Bhd	1,515,722	418,738
Westports Holdings Bhd	453,900	439,985
YTL Corp. Bhd	2,995,030	747,578

		88,391,851

Mexico — 0.6%
Alfa SAB de CV, Class A	1,953,600	1,708,426
Alsea SAB de CV(a)(b)	550,800	1,133,678
America Movil SAB de CV, Series L, NVS	21,735,200	15,434,972
Arca Continental SAB de CV	323,700	1,738,189
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	1,146,300	1,653,423
Bolsa Mexicana de Valores SAB de CV(b)	508,200	855,645
Cemex SAB de CV, CPO	10,945,812	3,926,878

Security	Shares	Value

Mexico (continued)
Coca-Cola Femsa SAB de CV	360,200	$2,234,569
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)(b)	680,400	673,151
Corp Inmobiliaria Vesta SAB de CV	593,600	882,477
El Puerto de Liverpool SAB de CV, Series C1, NVS(b)	153,460	752,496
Fibra Uno Administracion SA de CV	2,347,300	3,045,687
Fomento Economico Mexicano SAB de CV	1,314,200	12,025,789
Genomma Lab Internacional SAB de CV, Class B(a)(b)	561,500	517,063
Gentera SAB de CV	794,500	662,144
Gruma SAB de CV, Series B	150,285	1,390,486
Grupo Aeroportuario del Centro Norte SAB de CV	244,600	1,520,644
Grupo Aeroportuario del Pacifico SAB de CV, Series B	244,600	2,478,053
Grupo Aeroportuario del Sureste SAB de CV, Class B	144,440	2,213,901
Grupo Bimbo SAB de CV, Series A	1,112,800	2,139,746
Grupo Carso SAB de CV, Series A1	330,300	1,075,523
Grupo Cementos de Chihuahua SAB de CV(b)	121,600	658,984
Grupo Comercial Chedraui SA de CV	331,400	504,199
Grupo Financiero Banorte SAB de CV, Class O	1,708,700	8,684,712
Grupo Financiero Inbursa SAB de CV, Class O	1,451,300	1,798,237
Grupo Herdez SAB de CV(b)	308,500	651,869
Grupo Mexico SAB de CV, Series B	2,326,600	5,747,173
Industrias Penoles SAB de CV	108,350	1,012,536
Infraestructura Energetica Nova SAB de CV	391,300	1,525,642
Kimberly-Clark de Mexico SAB de CV, Class A	1,080,000	2,266,138
Macquarie Mexico Real Estate Management SA de CV(d)	654,900	747,629
Megacable Holdings SAB de CV, CPO	214,200	921,131
Mexichem SAB de CV	759,178	1,404,193
Promotora y Operadora de Infraestructura SAB de CV	199,540	1,814,569
Regional SAB de CV	184,200	890,615
Telesites SAB de CV(a)(b)	1,036,955	623,847
Wal-Mart de Mexico SAB de CV	3,483,100	10,374,664

		97,689,078

Netherlands — 2.5%
Aalberts NV	67,926	2,757,426
ABN AMRO Bank NV, CVA(d)	260,425	5,207,630
Accell Group NV(b)	12,808	308,025
Adyen NV(a)(d)	6,753	5,165,408
Aegon NV	1,171,687	5,840,497
AerCap Holdings NV(a)	85,820	4,679,765
Akzo Nobel NV	145,658	13,857,904
Altice Europe NV, Class A(a)(b)	361,815	1,357,587
AMG Advanced Metallurgical Group NV(b)	25,123	730,068
Arcadis NV(b)	54,809	1,125,899
ArcelorMittal	439,552	7,105,067
Argenx SE(a)	19,279	2,728,231
ASM International NV	33,769	2,783,033
ASML Holding NV	274,542	61,990,890
ASR Nederland NV	92,380	3,500,185
Basic-Fit NV(a)(d)	22,814	725,201
BE Semiconductor Industries NV(b)	54,161	1,627,574
BinckBank NV(a)	50,682	357,762
Boskalis Westminster(b)	51,273	1,169,720
Brunel International NV(b)	38,650	556,846
Constellium SE(a)	78,804	946,436
Corbion NV	39,372	1,294,062
COSMO Pharmaceuticals NV(a)	7,806	685,982
Eurocommercial Properties NV	38,461	975,496

S C H E D U L E S O F I N V E S T M E N T S	93

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Euronext NV(d)	36,695	$2,849,720
EXOR NV	69,307	4,858,396
Flow Traders(d)	22,497	598,651
Fugro NV, CVA(a)(b)	81,654	672,942
Heineken Holding NV	75,123	7,669,965
Heineken NV	160,616	17,367,952
IMCD NV	36,266	3,226,247
ING Groep NV	2,460,762	27,595,385
Intertrust NV(d)	49,599	953,158
InterXion Holding NV(a)(b)	49,450	3,723,585
Koninklijke Ahold Delhaize NV	762,373	17,362,734
Koninklijke BAM Groep NV(b)	219,387	741,590
Koninklijke DSM NV	116,712	14,658,034
Koninklijke KPN NV	2,241,355	6,440,948
Koninklijke Philips NV	590,574	27,935,797
Koninklijke Vopak NV	43,701	2,170,088
NN Group NV	205,690	7,793,387
NSI NV	41,548	1,780,992
NXP Semiconductors NV	192,023	19,853,258
OCI NV(a)	54,177	1,430,203
Pharming Group NV(a)	422,605	474,763
PostNL NV	390,049	674,655
ProQR Therapeutics NV(a)	21,933	192,572
Randstad NV	74,194	3,761,949
Rhi Magnesita NV	19,699	1,080,114
SBM Offshore NV	116,869	2,335,688
Shop Apotheke Europe NV(a)(b)(d)	5,947	235,059
Signify NV(d)	68,279	1,866,336
Takeaway.com NV(a)(d)	24,111	2,179,829
TKH Group NV	27,959	1,674,769
TomTom NV	54,185	645,888
Unilever NV	938,971	54,708,403
Vastned Retail NV	32,613	960,434
Wereldhave NV	28,666	614,716
Wessanen	53,310	671,309
Wolters Kluwer NV	175,917	12,840,971

		382,077,181

New Zealand — 0.2%
a2 Milk Co. Ltd.(a)	476,562	5,667,845
Air New Zealand Ltd.	466,870	836,584
Auckland International Airport Ltd.	661,367	4,061,652
Chorus Ltd.	326,959	1,192,256
Contact Energy Ltd.	480,619	2,471,054
Fisher & Paykel Healthcare Corp. Ltd.	386,489	4,208,864
Fletcher Building Ltd.	582,603	1,907,208
Infratil Ltd.	537,237	1,648,780
Kiwi Property Group Ltd.	823,143	880,104
Mercury NZ Ltd.	486,392	1,465,450
Meridian Energy Ltd.	910,303	2,826,763
Precinct Properties New Zealand Ltd.	949,132	1,118,172
Restaurant Brands New Zealand Ltd.(a)	5,652	36,744
Ryman Healthcare Ltd.	313,252	2,667,027
SKYCITY Entertainment Group Ltd.	476,513	1,257,994
Spark New Zealand Ltd.	1,172,217	3,079,179
Summerset Group Holdings Ltd.	204,378	762,125
Synlait Milk Ltd.(a)	68,118	451,826
Z Energy Ltd.	284,444	1,218,387

		37,758,014

Security	Shares	Value

Norway — 0.6%
Adevinta ASA, Class B(a)	69,343	$777,729
Aker ASA, Class A	17,755	948,163
Aker BP ASA	80,187	2,300,879
Aker Solutions ASA(a)	212,671	690,148
Atea ASA	84,581	1,088,280
Austevoll Seafood ASA	81,087	833,735
Bakkafrost P/F	27,198	1,579,416
Borr Drilling Ltd.(a)(b)	83,687	810,537
Borregaard ASA	114,404	1,208,215
BW LPG Ltd.(a)(d)	49,107	226,905
BW Offshore Ltd.(a)	81,003	462,092
DNB ASA	596,948	10,790,448
DNO ASA	604,369	1,025,363
Elkem ASA(d)	185,735	512,644
Equinor ASA	622,575	11,264,316
Europris ASA(d)	106,241	307,992
Flex LNG Ltd.(a)	41,791	528,196
Frontline Ltd./Bermuda(a)	53,737	397,719
Gjensidige Forsikring ASA	130,200	2,556,604
Golden Ocean Group Ltd.	71,923	441,823
Grieg Seafood ASA	33,551	482,119
Kongsberg Gruppen ASA	62,334	797,775
Leroy Seafood Group ASA	187,672	1,196,677
Mowi ASA	283,034	6,867,700
NEL ASA(a)(b)	718,948	570,584
Nordic Nanovector ASA(a)	41,988	177,660
Nordic Semiconductor ASA(a)(b)	112,198	565,184
Norsk Hydro ASA	883,133	3,057,960
Northern Drilling Ltd.(a)	112,102	515,684
Norway Royal Salmon ASA	7,893	174,444
Norwegian Finans Holding ASA(a)	94,362	661,862
Ocean Yield ASA	84,552	505,443
Orkla ASA	495,122	4,255,331
PGS ASA(a)	273,168	394,401
Protector Forsikring ASA(a)(b)	45,749	250,042
Salmar ASA	35,854	1,671,786
Sbanken ASA(b)(d)	37,683	291,772
Scatec Solar ASA(d)	53,006	551,948
Schibsted ASA, Class B	63,147	1,645,122
SpareBank 1 SMN	171,980	1,907,331
SpareBank 1 SR-Bank ASA	99,040	1,077,533
Storebrand ASA	272,688	1,862,352
Subsea 7 SA	176,070	1,914,600
Telenor ASA	469,444	9,626,907
TGS NOPEC Geophysical Co. ASA	71,890	1,760,752
Tomra Systems ASA	76,813	2,289,779
Veidekke ASA	95,482	868,675
Wallenius Wilhelmsen ASA	68,304	209,835
XXL ASA(b)(d)	97,520	302,253
Yara International ASA	114,577	5,435,080

		90,639,795

Pakistan — 0.0%
Engro Corp. Ltd./Pakistan	512,612	823,552
Hub Power Co. Ltd. (The)	568,340	250,554
Lucky Cement Ltd.	223,000	528,074
MCB Bank Ltd.	376,800	412,709
Oil & Gas Development Co. Ltd.	781,100	619,888
United Bank Ltd./Pakistan	538,100	490,932

		3,125,709

94	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Peru — 0.1%
Cia. de Minas Buenaventura SAA, ADR	120,463	$1,835,856
Credicorp Ltd.	43,721	9,530,741
Southern Copper Corp.	62,016	2,219,553

		13,586,150

Philippines — 0.3%
Aboitiz Equity Ventures Inc.	1,442,230	1,502,102
Aboitiz Power Corp.	983,400	684,104
Alliance Global Group Inc.	3,269,600	1,001,039
Ayala Corp.	191,775	3,608,441
Ayala Land Inc.	4,916,290	4,811,226
Bank of the Philippine Islands	604,495	1,069,114
BDO Unibank Inc.	1,486,160	4,293,108
Bloomberry Resorts Corp.	3,893,800	878,424
DMCI Holdings Inc.	3,625,300	722,388
DoubleDragon Properties Corp.(a)	1,108,200	527,014
Globe Telecom Inc.	23,300	983,511
GT Capital Holdings Inc.	70,288	1,280,412
International Container Terminal Services Inc.	737,850	1,957,450
JG Summit Holdings Inc.	1,961,882	2,515,604
Jollibee Foods Corp.	336,590	1,713,128
Manila Electric Co.	80,910	580,342
Manila Water Co. Inc.	1,544,500	713,255
Megaworld Corp.	8,590,500	1,033,139
Metro Pacific Investments Corp.	11,985,900	1,130,579
Metropolitan Bank & Trust Co.	1,077,484	1,603,919
PLDT Inc.	59,760	1,350,509
SM Investments Corp.	177,710	3,490,467
SM Prime Holdings Inc.	6,801,900	4,878,789
Universal Robina Corp.	598,770	1,877,940

		44,206,004

Poland — 0.3%
Alior Bank SA(a)	64,667	788,251
Asseco Poland SA	68,677	978,615
Bank Millennium SA(a)	486,160	955,459
Bank Polska Kasa Opieki SA	103,166	2,764,583
CCC SA	24,402	950,913
CD Projekt SA	44,528	2,660,633
Cyfrowy Polsat SA	184,517	1,439,992
Dino Polska SA(a)(d)	32,743	1,242,775
Enea SA(a)	179,458	384,628
Eurocash SA(b)	64,855	315,071
Grupa Azoty SA	39,727	461,955
Grupa Lotos SA	60,558	1,375,013
Jastrzebska Spolka Weglowa SA(a)	39,432	400,748
KGHM Polska Miedz SA(a)	101,805	2,496,692
KRUK SA(b)	10,883	524,182
LPP SA	905	1,844,444
mBank SA(a)	10,254	930,765
Orange Polska SA(a)	413,690	726,517
PGE Polska Grupa Energetyczna SA(a)	529,306	1,221,904
PLAY Communications SA(d)	72,370	594,866
Polski Koncern Naftowy ORLEN SA	190,773	4,825,267
Polskie Gornictwo Naftowe i Gazownictwo SA	1,102,771	1,612,938
Powszechna Kasa Oszczednosci Bank Polski SA	551,111	5,851,505
Powszechny Zaklad Ubezpieczen SA	394,075	4,280,386
Santander Bank Polska SA	20,402	1,735,303
Tauron Polska Energia SA(a)	789,209	324,151

		41,687,556

Security	Shares	Value

Portugal — 0.1%
Altri SGPS SA	56,086	$371,555
Banco Comercial Portugues SA, Class R	5,350,251	1,377,251
CTT-Correios de Portugal SA	196,820	422,062
EDP — Energias de Portugal SA	1,587,585	5,870,255
Galp Energia SGPS SA	316,870	4,969,230
Jeronimo Martins SGPS SA	166,262	2,703,620
Navigator Co. SA (The)	171,262	581,202
NOS SGPS SA	203,904	1,277,025
REN — Redes Energeticas Nacionais SGPS SA	136,827	372,479
Sonae SGPS SA	1,293,472	1,216,928

		19,161,607

Qatar — 0.3%
Barwa Real Estate Co.	1,492,371	1,455,912
Commercial Bank PQSC (The)	1,614,847	2,118,179
Doha Bank QPSC	1,108,283	826,806
Industries Qatar QSC	1,224,196	3,756,824
Masraf Al Rayan QSC	2,713,246	2,839,737
Mesaieed Petrochemical Holding Co.	332,775	236,436
Ooredoo QPSC	561,466	1,097,033
Qatar Aluminum Manufacturing Co.	2,413,926	571,917
Qatar Electricity & Water Co. QSC	443,995	1,893,961
Qatar Fuel QSC	159,780	923,470
Qatar Gas Transport Co. Ltd.	2,131,627	1,374,717
Qatar Insurance Co. SAQ	1,193,072	1,137,843
Qatar Islamic Bank SAQ	791,541	3,558,192
Qatar National Bank QPSC	2,941,080	15,680,295
Qatar Navigation QSC	313,040	567,157
United Development Co. QSC	1,233,820	468,659
Vodafone Qatar QSC	1,901,671	732,731

		39,239,869

Russia — 0.7%
Alrosa PJSC	10	13
Gazprom PJSC, ADR	3,859,313	28,342,795
LSR Group PJSC, GDR(e)	1,274,302	3,223,984
LUKOIL PJSC, ADR, New	261,972	21,337,619
Magnit PJSC, GDR(e)	269,350	3,905,575
Mechel PJSC, ADR(a)	384,801	808,082
MMC Norilsk Nickel PJSC	9,644	2,226,889
Mobile TeleSystems PJSC, ADR	719,258	5,876,338
Novatek PJSC, GDR(e)	49,535	10,392,443
PhosAgro PJSC, GDR(e)	297,819	3,713,803
Sberbank of Russia PJSC, ADR	1,596,908	23,873,775
Sistema PJSFC, GDR(e)	808,054	3,112,624
Tatneft PJSC	468,220	5,486,281
TMK PJSC, GDR(e)	392,499	1,414,959

		113,715,180

Saudi Arabia — 0.4%
Abdullah Al Othaim Markets Co.	23,113	526,899
Advanced Petrochemical Co.	53,311	832,951
Al Rajhi Bank	395,095	7,247,613
Alinma Bank	174,399	1,169,464
Almarai Co. JSC	71,919	970,285
Arriyadh Development Co.	80,747	325,955
Bank AlBilad	130,955	1,012,570
Bank Al-Jazira	192,896	778,671
Banque Saudi Fransi	156,587	1,688,804
Bupa Arabia for Cooperative Insurance Co.	14,144	377,872
City Cement Co.	113,853	426,810
Co for Cooperative Insurance (The)(a)	22,528	446,289

S C H E D U L E S O F I N V E S T M E N T S	95

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
Dar Al Arkan Real Estate Development Co.(a)	193,609	$591,582
Emaar Economic City(a)	143,146	396,170
Etihad Etisalat Co.(a)	122,590	798,843
Halwani Brothers Co.(a)	30,002	306,375
Jarir Marketing Co.	25,858	1,149,995
Leejam Sports Co. JSC	20,296	432,918
Mobile Telecommunications Co.(a)	116,486	439,165
Mouwasat Medical Services Co.	21,199	494,571
National Commercial Bank	366,947	5,371,316
National Gas & Industrialization Co.	42,073	335,413
National Industrialization Co.(a)	118,934	490,253
Rabigh Refining & Petrochemical Co.(a)	89,414	462,501
Riyad Bank	365,219	2,531,814
Sahara International Petrochemical Co.	142,984	763,232
Samba Financial Group	293,664	2,560,375
Saudi Airlines Catering Co.	27,887	672,908
Saudi Arabian Fertilizer Co.	51,115	1,197,960
Saudi Arabian Mining Co.(a)	124,629	1,561,788
Saudi Basic Industries Corp.	241,066	6,903,118
Saudi British Bank (The)	94,835	1,001,311
Saudi Cement Co.	32,968	624,103
Saudi Chemical Co.	48,226	411,468
Saudi Electricity Co.	259,378	1,352,717
Saudi Industrial Investment Group	96,543	608,518
Saudi Kayan Petrochemical Co.(a)	253,740	764,491
Saudi Research & Marketing Group(a)	14,347	345,425
Saudi Telecom Co.	121,259	3,491,747
Saudia Dairy & Foodstuff Co.	10,554	344,995
Savola Group (The)(a)	84,895	724,331
Southern Province Cement Co.	26,429	405,185
United Electronics Co.	15,414	312,756
United International Transportation Co.	33,429	303,491
Yanbu National Petrochemical Co.	63,941	1,005,858

		54,960,876

Singapore — 1.0%
Ascendas REIT	1,455,495	3,254,404
Ascott Residence Trust	1,190,272	1,139,349
Best World International Ltd.(b)(c)	171,200	161,624
Cache Logistics Trust	3,103,362	1,746,073
CapitaLand Commercial Trust	1,519,057	2,286,550
CapitaLand Ltd.	1,482,000	3,920,091
CapitaLand Mall Trust	1,453,500	2,782,631
CapitaLand Retail China Trust(b)	1,122,240	1,303,834
CDL Hospitality Trusts	1,416,800	1,697,820
City Developments Ltd.(b)	257,000	1,823,441
ComfortDelGro Corp. Ltd.	1,369,500	2,711,881
DBS Group Holdings Ltd.	1,115,600	21,528,622
ESR-REIT	4,755,573	1,824,322
First REIT	1,610,800	1,306,483
First Resources Ltd.	709,900	809,210
Frasers Centrepoint Trust(b)	637,822	1,216,408
Frasers Commercial Trust(b)	1,350,400	1,588,648
Frasers Hospitality Trust	605,400	309,656
Frasers Logistics & Industrial Trust(b)	1,082,600	949,267
Genting Singapore Ltd.	3,980,200	2,675,667
Golden Agri-Resources Ltd.	4,271,500	920,750
Hutchison Port Holdings Trust, Class U(b)	4,079,500	897,490
Jardine Cycle & Carriage Ltd.	79,322	1,959,648
Kenon Holdings Ltd./Singapore(b)	23,974	507,328
Keppel Corp. Ltd.	887,200	4,148,975

Security	Shares	Value

Singapore (continued)
Keppel DC REIT	640,800	$800,678
Keppel Infrastructure Trust(b)	5,158,935	1,922,514
Keppel REIT	987,360	894,616
Lippo Malls Indonesia Retail Trust(b)	3,644,700	639,164
Manulife US Real Estate Investment Trust	826,800	735,852
Mapletree Commercial Trust	1,086,036	1,642,683
Mapletree Industrial Trust	698,700	1,148,716
Mapletree Logistics Trust	1,487,090	1,673,391
NetLink NBN Trust(b)	2,984,900	1,886,623
OUE Hospitality Trust	1,744,266	949,529
Oversea-Chinese Banking Corp. Ltd.	1,971,450	16,623,823
Parkway Life REIT	695,500	1,555,098
Raffles Medical Group Ltd.	350,400	263,719
Sabana Shari’ah Compliant Industrial REIT	3,558,888	1,183,219
SATS Ltd.	382,600	1,347,508
Sembcorp Industries Ltd.	553,100	945,712
Sembcorp Marine Ltd.(a)(b)	662,300	653,323
Sheng Siong Group Ltd.	504,300	427,451
SIA Engineering Co. Ltd.	167,800	324,921
Singapore Airlines Ltd.	333,100	2,353,642
Singapore Exchange Ltd.	417,400	2,415,555
Singapore Post Ltd.(b)	1,287,000	907,497
Singapore Technologies Engineering Ltd.	1,031,700	3,196,382
Singapore Telecommunications Ltd.	4,980,500	12,118,713
SPH REIT	324,300	253,554
Starhill Global REIT	1,902,200	1,105,001
StarHub Ltd.(b)	463,100	510,965
Suntec REIT	1,025,500	1,431,226
United Engineers Ltd.(b)	510,500	973,589
United Overseas Bank Ltd.	772,800	14,907,691
UOL Group Ltd.	243,800	1,309,364
Venture Corp. Ltd.	181,100	2,056,406
Wilmar International Ltd.	1,171,000	3,414,044
Wing Tai Holdings Ltd.	593,400	914,891
Yangzijiang Shipbuilding Holdings Ltd.(b)	1,695,100	1,771,213
Yanlord Land Group Ltd.	572,400	543,729
Yoma Strategic Holdings Ltd.(b)	936,900	246,454

		149,518,628

South Africa — 1.5%
Absa Group Ltd.	452,340	5,096,016
Adcock Ingram Holdings Ltd.	107,388	434,893
AECI Ltd.	108,777	713,732
African Rainbow Minerals Ltd.	117,460	1,474,698
Anglo American Platinum Ltd.	37,980	2,288,755
AngloGold Ashanti Ltd.	268,431	4,806,996
Aspen Pharmacare Holdings Ltd.	253,346	1,614,408
AVI Ltd.	230,223	1,408,748
Barloworld Ltd.	142,029	1,206,075
Bid Corp. Ltd.	222,998	4,720,580
Bidvest Group Ltd. (The)	199,351	2,605,083
Capitec Bank Holdings Ltd.	28,908	2,406,663
Clicks Group Ltd.	178,018	2,565,318
Coronation Fund Managers Ltd.	176,749	523,747
Dis-Chem Pharmacies Ltd.(d)	228,876	366,557
Discovery Ltd.	257,433	2,402,920
Emira Property Fund Ltd.	810,721	765,319
Exxaro Resources Ltd.	171,266	2,022,144
FirstRand Ltd.	2,176,568	9,482,535
Foschini Group Ltd. (The)	154,529	1,810,902
Gold Fields Ltd.	537,427	2,883,214

96	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Growthpoint Properties Ltd.	1,853,398	$3,119,998
Harmony Gold Mining Co. Ltd.(a)	342,630	892,730
Hyprop Investments Ltd.	153,894	756,237
Impala Platinum Holdings Ltd.(a)	459,946	2,500,964
Imperial Logistics Ltd.	107,522	346,377
Investec Ltd.	198,677	1,148,714
JSE Ltd.	93,481	846,646
Kumba Iron Ore Ltd.	46,114	1,550,055
Liberty Holdings Ltd.	85,794	657,600
Life Healthcare Group Holdings Ltd.	869,604	1,393,330
Massmart Holdings Ltd.	80,668	291,682
Momentum Metropolitan Holdings(a)	565,212	675,523
Mondi PLC	85,162	1,874,450
Motus Holdings Ltd.	122,655	637,776
Mr. Price Group Ltd.	170,277	2,122,313
MTN Group Ltd.(b)	1,098,301	8,735,266
MultiChoice Group Ltd.(a)	288,371	2,734,629
Murray & Roberts Holdings Ltd.	411,793	334,112
Nampak Ltd.(a)	497,821	345,959
Naspers Ltd., Class N	284,223	70,333,700
Nedbank Group Ltd.	235,729	4,010,491
NEPI Rockcastle PLC	241,840	2,212,498
Netcare Ltd.	791,586	934,908
Northam Platinum Ltd.(a)	276,311	1,228,742
Oceana Group Ltd.	70,313	337,383
Old Mutual Ltd.	3,186,620	4,321,145
Pick n Pay Stores Ltd.	274,577	1,289,415
Pioneer Foods Group Ltd.	97,997	713,384
PPC Ltd.(a)	1,238,816	425,648
PSG Group Ltd.	105,690	1,706,028
Rand Merchant Investment Holdings Ltd.	533,136	1,162,283
Redefine Properties Ltd.	3,477,408	2,159,005
Reinet Investments SCA	92,960	1,657,162
Remgro Ltd.	350,658	4,430,927
Resilient REIT Ltd.	189,543	822,696
Reunert Ltd.	174,689	803,579
RMB Holdings Ltd.	533,724	2,853,180
Sanlam Ltd.	1,187,668	6,255,184
Sappi Ltd.	383,692	1,412,544
Sasol Ltd.	369,761	8,106,763
Shoprite Holdings Ltd.	305,837	3,333,755
Sibanye Gold Ltd.(a)	1,441,082	1,852,475
SPAR Group Ltd. (The)	129,802	1,686,888
Standard Bank Group Ltd.	826,846	10,474,306
Steinhoff International Holdings NV, Class H(a)(b)	2,985,459	248,547
Sun International Ltd./South Africa(a)	200,567	654,465
Super Group Ltd./South Africa(a)	330,672	689,398
Telkom SA SOC Ltd.	191,181	1,162,159
Tiger Brands Ltd.	106,044	1,667,525
Truworths International Ltd.	302,080	1,332,466
Vodacom Group Ltd.	402,808	3,343,814
Vukile Property Fund Ltd.	399,054	531,556
Wilson Bayly Holmes-Ovcon Ltd.	62,512	508,564
Woolworths Holdings Ltd./South Africa	628,457	2,438,673

		229,664,920

South Korea — 2.9%
Kolmar Korea Co. Ltd.	14,579	682,678
ABLBio Inc.(a)	18,037	311,771
Aekyung Industrial Co. Ltd.(b)	6,394	175,915
Amicogen Inc.(a)	13,661	240,750

Security	Shares	Value

South Korea (continued)
Amorepacific Corp.	21,257	$2,515,409
AMOREPACIFIC Group	20,484	995,546
Asiana Airlines Inc.(a)	138,974	678,953
BGF retail Co. Ltd.	5,969	1,031,748
BH Co. Ltd.(a)	19,664	305,822
Binggrae Co. Ltd.	14,205	781,629
BNK Financial Group Inc.	162,213	959,759
Bukwang Pharmaceutical Co. Ltd.	29,994	390,421
Cafe24 Corp.(a)	5,818	312,759
Celltrion Healthcare Co. Ltd.(a)(b)	33,110	1,292,944
Celltrion Inc.(a)	57,299	8,257,526
Celltrion Pharm Inc.(a)	11,689	354,691
Chabiotech Co. Ltd.(a)	28,283	333,486
Cheil Worldwide Inc.	54,834	1,251,389
CJ CGV Co. Ltd.	20,110	578,772
CJ CheilJedang Corp.	5,991	1,443,187
CJ Corp.	8,945	704,652
CJ ENM Co. Ltd.	7,267	1,017,785
CJ Logistics Corp.(a)(b)	5,838	676,026
Com2uSCorp.	8,978	670,068
Cosmax Inc.	7,075	612,955
CrystalGenomics Inc.(a)	28,288	327,568
Daea TI Co. Ltd.	44,760	182,922
Daelim Industrial Co. Ltd.	18,629	1,661,195
Daesang Corp.	24,640	496,715
Daewoo Engineering & Construction Co. Ltd.(a)	120,034	415,974
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	27,561	683,725
Daewoong Pharmaceutical Co. Ltd.	2,976	398,695
DB Insurance Co. Ltd.	32,380	1,535,388
Dentium Co. Ltd.	5,446	314,856
DGB Financial Group Inc.	106,915	680,475
Dong-A Socio Holdings Co. Ltd.	7,747	572,955
Dong-A ST Co. Ltd.	8,228	639,824
Dongkuk Steel Mill Co. Ltd.(a)	67,081	378,185
Dongsung Pharmaceutical Co. Ltd.(a)(b)	14,921	216,923
Dongwon Industries Co. Ltd.	1,336	259,160
Doosan Bobcat Inc.	28,477	864,106
Doosan Infracore Co. Ltd.(a)(b)	112,674	590,465
DoubleUGames Co. Ltd.	6,252	295,399
Douzone Bizon Co. Ltd.	12,840	694,582
Ecopro Co. Ltd.(a)	17,981	332,081
E-MART Inc.	14,903	1,536,781
Enzychem Lifesciences Corp.(a)	6,405	259,048
Eo Technics Co Ltd.	13,629	822,509
Esmo Corp.(a)(b)	34,570	158,664
F&F Co. Ltd.(b)	4,807	282,382
Feelux Co. Ltd.(a)	40,582	172,536
Fila Korea Ltd.	31,867	1,818,124
GemVax & Kael Co. Ltd.(a)	44,107	452,963
Genexine Co. Ltd.(a)	12,847	623,293
Grand Korea Leisure Co. Ltd.	38,908	610,044
Green Cross Cell Corp.	4,733	151,219
Green Cross Corp./South Korea	6,581	597,969
Green Cross Holdings Corp.	34,730	575,360
GS Engineering & Construction Corp.	36,946	1,058,634
GS Holdings Corp.	29,568	1,257,096
GS Retail Co. Ltd.	20,767	654,728
G-treeBNT Co. Ltd.(a)	16,817	341,855
Halla Holdings Corp.	14,867	539,087

S C H E D U L E S O F I N V E S T M E N T S	97

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Hana Financial Group Inc.	191,199	$5,615,895
Hana Tour Service Inc.	12,328	451,190
Hanall Biopharma Co. Ltd.(a)	19,585	438,680
Handsome Co. Ltd.	22,689	712,447
Hanjin Kal Corp.	24,645	539,519
Hanjin Transportation Co. Ltd.(b)	5,617	147,416
Hankook Tire & Technology Co. Ltd.	50,901	1,329,423
Hanmi Pharm Co. Ltd.	4,378	1,073,130
Hanmi Science Co. Ltd.	12,215	484,739
Hanon Systems	129,616	1,281,808
Hanssem Co. Ltd.	8,143	418,472
Hanwha Aerospace Co. Ltd.(a)	27,425	746,416
Hanwha Chemical Corp.	66,315	1,048,170
Hanwha Corp.	34,074	686,895
Hanwha Life Insurance Co. Ltd.	282,179	626,084
HDC Hyundai Development Co-Engineering & Construction, Class E	22,429	706,179
Helixmith Co. Ltd.(a)	9,540	1,592,553
HLB Inc.(a)(b)	23,044	528,818
HLB Life Science Co. Ltd.(a)	32,628	185,327
Hotel Shilla Co. Ltd.	20,166	1,341,446
Huchems Fine Chemical Corp.	25,150	482,550
Hugel Inc.(a)	1,646	521,027
Hyosung Advanced Materials Corp.(a)	3,501	346,223
Hyosung Chemical Corp.	3,084	426,197
Hyosung Corp.	6,359	439,126
Hyosung Heavy Industries Corp.(a)	8,582	252,070
Hyosung TNC Co. Ltd.	2,710	329,845
Hyundai Construction Equipment Co. Ltd.	10,558	278,429
Hyundai Department Store Co. Ltd.	11,007	689,391
Hyundai Elevator Co. Ltd.	10,660	722,620
Hyundai Engineering & Construction Co. Ltd.	48,776	1,774,835
Hyundai Glovis Co. Ltd.	11,792	1,534,924
Hyundai Greenfood Co. Ltd.	83,067	870,620
Hyundai Heavy Industries Holdings Co. Ltd.	5,993	1,651,355
Hyundai Home Shopping Network Corp.	8,661	683,012
Hyundai Livart Furniture Co. Ltd.	25,536	335,631
Hyundai Marine & Fire Insurance Co. Ltd.	41,843	988,515
Hyundai Merchant Marine Co. Ltd.(a)	227,079	634,347
Hyundai Mipo Dockyard Co. Ltd.	17,893	648,056
Hyundai Mobis Co. Ltd.	44,671	9,099,578
Hyundai Motor Co.	98,202	10,500,003
Hyundai Rotem Co. Ltd.(a)	29,481	413,646
Hyundai Steel Co.	56,038	1,837,777
Hyundai Wia Corp.(b)	12,921	473,985
Iljin Materials Co. Ltd.(a)	15,560	494,511
Industrial Bank of Korea	140,069	1,556,848
Inscobee Inc.(a)	82,521	171,236
iNtRON Biotechnology Inc.(a)	32,770	337,921
It’s Hanbul Co. Ltd.	11,130	181,094
JB Financial Group Co. Ltd.	239,451	1,115,185
JW Pharmaceutical Corp.	20,945	501,009
JYP Entertainment Corp.	18,575	319,501
Kakao Corp.	32,065	3,442,021
Kangwon Land Inc.	73,197	1,902,466
KB Financial Group Inc.	256,304	9,402,074
KCC Corp.	4,273	879,448
KEPCO Plant Service & Engineering Co. Ltd.	17,866	481,722
Kia Motors Corp.	173,080	6,400,347
KIWOOM Securities Co. Ltd.(b)	11,882	735,155

Security	Shares	Value

South Korea (continued)
KMW Co. Ltd.(a)	15,724	$732,307
Koh Young Technology Inc.	8,458	594,083
Kolmar Korea Holdings Co. Ltd.	18,561	371,816
Kolon Industries Inc.	13,064	441,135
Komipharm International Co. Ltd.(a)	51,412	836,515
Korea Aerospace Industries Ltd.	46,955	1,466,476
Korea Electric Power Corp.(a)	161,609	3,811,082
Korea Gas Corp.	19,090	689,796
Korea Investment Holdings Co. Ltd.	26,785	1,686,656
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	24,293	2,227,868
Korea Zinc Co. Ltd.	5,697	2,130,777
Korean Air Lines Co. Ltd.	31,487	679,987
Korean Reinsurance Co.	90,518	612,073
KT Skylife Co. Ltd.	44,754	378,277
KT&G Corp.	73,744	6,002,491
Kumho Petrochemical Co. Ltd.	12,299	849,318
Kumho Tire Co. Inc.(a)	96,013	325,021
L&F Co. Ltd.(b)	14,222	343,198
LegoChem Biosciences Inc.(a)	5,690	211,854
LF Corp.	42,528	880,683
LG Chem Ltd.	29,898	8,528,928
LG Corp.	59,829	3,575,277
LG Display Co. Ltd.(a)	148,067	1,814,700
LG Electronics Inc.	68,219	3,765,278
LG Hausys Ltd.	8,560	432,667
LG Household & Health Care Ltd.	6,101	6,482,087
LG Innotek Co. Ltd.	10,166	970,973
LG International Corp.	34,375	536,065
LG Uplus Corp.	61,532	676,119
LIG Nex1 Co. Ltd.(b)	7,278	181,166
Lotte Chemical Corp.	10,947	2,155,905
Lotte Chilsung Beverage Co. Ltd.	3,810	466,951
Lotte Confectionery Co. Ltd.	3,312	414,315
Lotte Corp.	24,225	696,180
LOTTE Fine Chemical Co. Ltd.	15,667	645,564
Lotte Food Co. Ltd.	586	241,958
Lotte Shopping Co. Ltd.	6,678	767,651
LS Corp.	14,985	559,832
LS Industrial Systems Co. Ltd.	12,363	482,775
Mando Corp.	27,098	775,308
Medipost Co. Ltd.(a)	15,349	374,935
Medy-Tox Inc.	2,956	1,044,132
Meritz Fire & Marine Insurance Co. Ltd.	53,271	896,030
Meritz Securities Co. Ltd.	188,768	808,937
Mezzion Pharma Co. Ltd.(a)(b)	4,883	437,493
Mirae Asset Daewoo Co. Ltd.	246,389	1,570,259
Namyang Dairy Products Co. Ltd.	1,026	464,826
Naturecell Co. Ltd.(a)(b)	37,069	273,843
NAVER Corp.	91,662	10,691,705
NCSoft Corp.	10,748	4,374,239
Netmarble Corp.(a)(d)	16,936	1,299,796
Nexen Tire Corp.	40,745	296,177
NH Investment & Securities Co. Ltd.	111,271	1,232,060
NHN Corp.(a)	10,336	545,150
NongShim Co. Ltd.	3,785	751,817
OCI Co. Ltd.	12,512	796,343
Orange Life Insurance Ltd.(d)	22,946	550,813
Orion Corp./Republic of Korea	15,914	1,086,849
Oscotec Inc.(a)	14,558	231,333
Osstem Implant Co. Ltd.(a)	12,730	741,355

98	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Pan Ocean Co. Ltd.(a)	159,398	$648,721
Paradise Co. Ltd.	38,807	536,298
Pearl Abyss Corp.(a)	4,581	664,441
Pharmicell Co. Ltd.(a)	39,596	278,454
Poongsan Corp.	19,658	393,791
POSCO	51,902	9,892,571
POSCO Chemical Co. Ltd.	16,978	698,866
Posco International Corp.	36,754	582,485
S-1 Corp.	11,626	1,026,893
Sam Chun Dang Pharm Co. Ltd.	10,501	298,228
Samsung Biologics Co. Ltd.(a)(d)	10,734	2,540,377
Samsung C&T Corp.	54,356	4,213,038
Samsung Card Co. Ltd.	15,551	477,137
Samsung Electro-Mechanics Co. Ltd.(b)	36,532	2,840,795
Samsung Electronics Co. Ltd.	3,080,266	118,071,222
Samsung Engineering Co. Ltd.(a)	97,996	1,362,551
Samsung Fire & Marine Insurance Co. Ltd.	20,169	4,483,515
Samsung Heavy Industries Co. Ltd.(a)	269,507	1,610,527
Samsung Life Insurance Co. Ltd.	43,768	2,815,269
Samsung SDI Co. Ltd.	35,237	7,416,121
Samsung SDS Co. Ltd.	23,229	4,093,692
Samsung Securities Co. Ltd.	40,514	1,253,328
Samwha Capacitor Co. Ltd.(b)	6,685	248,901
Sangsangin Co. Ltd.(a)(b)	28,181	450,191
Seah Besteel Corp.	19,398	265,614
Seegene Inc.(a)	45,853	862,336
Seoul Semiconductor Co. Ltd.	39,345	537,082
SFA Engineering Corp.	22,686	721,941
Shinhan Financial Group Co. Ltd.	286,880	10,547,950
Shinsegae Inc.	4,771	1,022,271
Shinsegae International Inc.	1,816	260,942
SillaJen Inc.(a)(b)	39,639	1,482,568
SK Chemicals Co. Ltd.	12,367	465,161
SK Discovery Co. Ltd.	18,281	373,933
SK Holdings Co. Ltd.	22,354	4,175,669
SK Hynix Inc.	353,859	23,000,386
SK Innovation Co. Ltd.	35,693	5,158,907
SK Materials Co. Ltd.	3,447	518,609
SK Networks Co. Ltd.	105,774	446,127
SK Telecom Co. Ltd.	12,118	2,545,282
SKC Co. Ltd.	21,126	755,329
SKCKOLONPI Inc.(b)	10,617	259,794
SM Entertainment Co. Ltd.(a)	19,298	577,423
S-Oil Corp.	27,336	2,174,218
STCUBE(a)	19,687	199,682
Sungwoo Hitech Co. Ltd.	150,573	482,989
Telcon RF Pharmaceutical Inc.(a)	60,294	234,683
Tongyang Life Insurance Co. Ltd.	73,994	242,352
Webzen Inc.(a)	12,451	161,018
Whanin Pharmaceutical Co. Ltd.	62,864	871,414
Woongjin Coway Co. Ltd.	33,108	2,347,867
Woori Financial Group Inc.	300,333	3,325,469
YG Entertainment Inc.(b)	15,381	325,015
Youngone Corp.	19,164	545,067
Youngone Holdings Co. Ltd.	13,560	604,017
Yuhan Corp.	5,805	1,062,279
Yungjin Pharmaceutical Co. Ltd.(a)	153,280	582,363
Yuyang DNU Co. Ltd.(a)	38,806	222,386

		456,003,792

Security	Shares	Value

Spain — 1.9%
Acciona SA(b)	13,317	$1,427,854
Acerinox SA	109,358	924,152
ACS Actividades de Construccion y Servicios SA	170,867	6,962,904
Aena SME SA(d)	43,787	8,000,275
Almirall SA	48,925	895,537
Amadeus IT Group SA	283,113	22,493,953
Applus Services SA	111,424	1,582,999
Atresmedia Corp. de Medios de Comunicacion SA	106,679	418,805
Banco Bilbao Vizcaya Argentaria SA	4,232,383	21,674,381
Banco de Sabadell SA	3,641,874	3,209,829
Banco Santander SA	10,382,561	44,656,052
Bankia SA	772,710	1,542,151
Bankinter SA	428,289	2,798,196
Befesa SA(d)	11,812	428,738
CaixaBank SA	2,331,344	5,801,429
Cellnex Telecom SA(b)(d)	130,142	4,910,663
Cia. de Distribucion Integral Logista Holdings SA	37,241	782,843
Cie. Automotive SA	49,874	1,273,851
Construcciones y Auxiliar de Ferrocarriles SA	25,420	1,158,992
Corp Financiera Alba SA	35,391	1,830,331
Distribuidora Internacional de Alimentacion SA(a)(b)	301,362	175,351
Ebro Foods SA	50,973	1,034,046
Enagas SA	9,896	216,783
Ence Energia y Celulosa SA	107,826	394,976
Endesa SA	196,131	4,880,619
Euskaltel SA(d)	116,385	1,023,706
Faes Farma SA	349,095	1,739,353
Ferrovial SA	325,215	8,527,321
Fluidra SA(a)	33,556	420,688
Fomento de Construcciones y Contratas SA	83,402	1,067,887
Gestamp Automocion SA(d)	153,055	806,387
Global Dominion Access SA(a)(d)	154,932	748,655
Grifols SA	188,922	6,163,129
Grupo Catalana Occidente SA	42,020	1,513,497
Iberdrola SA	3,773,598	36,007,053
Iberdrola SA, New(a)(c)	85,774	818,438
Indra Sistemas SA(a)	113,320	980,344
Industria de Diseno Textil SA	703,129	21,160,805
Inmobiliaria Colonial Socimi SA	167,455	1,883,088
Lar Espana Real Estate Socimi SA	41,434	321,544
Liberbank SA	1,609,261	607,404
Mapfre SA	465,699	1,292,643
Masmovil Ibercom SA(a)	54,493	1,243,786
Mediaset Espana Comunicacion SA	124,698	738,900
Melia Hotels International SA	86,203	765,428
Merlin Properties Socimi SA	245,283	3,372,761
Naturgy Energy Group SA	188,907	4,816,534
Neinor Homes SA(a)(d)	50,585	627,420
Prosegur Cia. de Seguridad SA	227,107	1,066,567
Red Electrica Corp. SA	276,950	5,272,889
Repsol SA	926,201	14,834,272
Sacyr SA	251,407	652,205
Siemens Gamesa Renewable Energy SA	164,189	2,317,091
Solaria Energia y Medio Ambiente SA(a)(b)	40,855	244,498
Talgo SA(a)(d)	125,506	680,526
Tecnicas Reunidas SA(a)	31,854	775,292
Telefonica SA	2,954,978	22,770,587
Unicaja Banco SA(d)	519,134	413,273
Viscofan SA	25,245	1,245,737

S C H E D U L E S O F I N V E S T M E N T S	99

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Zardoya Otis SA	201,523	$1,391,129

		287,786,547

Sweden — 1.9%
AAK AB	109,137	2,251,420
AF POYRY AB, Class B	70,411	1,669,052
Alfa Laval AB	195,789	3,696,115
Alimak Group AB(d)	23,900	334,341
Arjo AB, Class B	195,038	793,314
Assa Abloy AB, Class B	640,708	14,887,061
Atlas Copco AB, Class A	430,488	13,327,732
Atlas Copco AB, Class B	251,809	6,950,691
Attendo AB(d)	68,803	316,289
Avanza Bank Holding AB	85,470	769,779
Axfood AB	64,297	1,363,265
Betsson AB	88,098	471,110
Bilia AB, Class A	69,042	616,064
BillerudKorsnas AB	112,098	1,308,744
BioGaia AB, Class B	9,551	400,234
Biotage AB	39,393	430,347
Boliden AB	178,780	4,100,899
Bonava AB, Class B	77,285	932,916
Bravida Holding AB(d)	134,999	1,132,831
Bure Equity AB	31,311	588,806
Castellum AB	171,699	3,516,973
Catena Media PLC(a)	33,563	206,420
Cellavision AB	12,054	492,556
Clas Ohlson AB, Class B(b)	61,716	558,736
Cloetta AB, Class B	136,971	410,635
Dios Fastigheter AB	47,788	413,462
Dometic Group AB(d)	191,247	1,760,729
Dustin Group AB(d)	59,974	522,647
Electrolux AB, Series B	142,301	3,325,694
Elekta AB, Class B	232,713	3,335,509
Epiroc AB, Class A	407,609	4,508,145
Epiroc AB, Class B	259,796	2,724,390
Essity AB, Class B	390,523	11,724,056
Evolution Gaming Group AB(d)	87,512	1,924,814
Fabege AB	167,864	2,616,874
Fastighets AB Balder, Class B(a)	63,603	2,202,500
Fingerprint Cards AB, Class B(a)(b)	214,547	389,815
Getinge AB, Class B	144,111	2,135,417
Granges AB	58,006	583,498
Hansa Biopharma AB(a)(b)	22,401	452,076
Hembla AB(a)	29,503	556,037
Hemfosa Fastigheter AB	165,353	1,503,029
Hennes & Mauritz AB, Class B	514,163	9,039,651
Hexagon AB, Class B	170,685	8,362,420
Hexpol AB	172,520	1,326,295
Hoist Finance AB(a)(d)	45,872	279,254
Holmen AB, Class B	63,371	1,354,201
Hufvudstaden AB, Class A	67,276	1,195,703
Husqvarna AB, Class B	263,733	2,359,896
ICA Gruppen AB(b)	57,444	2,570,059
Industrivarden AB, Class C	98,185	2,153,424
Indutrade AB	65,247	1,866,308
Intrum AB(b)	50,314	1,330,077
Investor AB, Class B	285,033	13,685,411
JM AB	62,930	1,640,628
Kambi Group PLC(a)	16,562	214,079
Karo Pharma AB(a)	83,896	333,200

Security	Shares	Value

Sweden (continued)
Kindred Group PLC	155,917	$967,051
Kinnevik AB, Class B	157,251	4,045,548
Klovern AB, Class B	268,233	445,976
Kungsleden AB	239,590	2,104,153
L E Lundbergforetagen AB, Class B	33,462	1,250,838
LeoVegas AB(b)(d)	65,442	259,226
Lifco AB, Class B	28,717	1,483,574
Lindab International AB	79,209	911,554
Loomis AB, Class B	43,007	1,492,871
Lundin Petroleum AB	130,198	4,147,596
Mekonomen AB(a)(b)	49,129	366,426
Millicom International Cellular SA, SDR	43,534	2,254,493
Modern Times Group MTG AB, Class B(a)	42,782	400,030
Mycronic AB(b)	59,909	929,253
NCC AB, Class B	73,380	1,181,038
NetEnt AB	141,175	423,092
Nibe Industrier AB, Class B	206,618	2,944,255
Nobia AB	151,367	989,322
Nobina AB(d)	56,355	331,616
Nolato AB, Class B	16,499	951,090
Nordic Entertainment Group AB, Class B	49,291	1,192,050
Nyfosa AB(a)	158,378	984,791
Oncopeptides AB(a)(d)	15,763	246,637
Pandox AB	27,571	507,554
Paradox Interactive AB(b)	21,890	351,175
Peab AB	131,479	1,124,537
Ratos AB, Class B	151,324	388,045
Recipharm AB, Class B	27,832	349,599
Resurs Holding AB(d)	66,028	385,438
Saab AB, Class B(b)	63,079	2,004,846
Sandvik AB	727,170	11,305,714
SAS AB(a)	166,074	230,073
Scandic Hotels Group AB(d)	31,249	264,666
Securitas AB, Class B	180,841	2,827,658
Skandinaviska Enskilda Banken AB, Class A	986,027	9,359,555
Skanska AB, Class B	213,585	4,024,277
SKF AB, Class B	243,661	4,035,977
SSAB AB, Class A	204,103	584,875
SSAB AB, Class B	413,576	1,062,270
Svenska Cellulosa AB SCA, Class B	382,455	3,201,361
Svenska Handelsbanken AB, Class A	951,723	8,650,990
Sweco AB, Class B	41,281	1,161,857
Swedbank AB, Class A	573,857	7,908,132
Swedish Match AB	113,549	4,378,309
Swedish Orphan Biovitrum AB(a)	113,912	2,222,870
Tele2 AB, Class B	309,130	4,461,418
Telefonaktiebolaget LM Ericsson, Class B	1,988,122	17,636,457
Telia Co. AB	1,748,730	7,865,790
THQ Nordic AB(a)(b)	33,811	804,994
Thule Group AB(d)	78,416	1,731,288
Trelleborg AB, Class B	161,628	2,250,087
Vitrolife AB	54,934	1,065,106
Volvo AB, Class B	943,932	14,193,689
Wallenstam AB, Class B	158,142	1,666,622
Wihlborgs Fastigheter AB	111,516	1,641,386

		299,864,723

Switzerland — 5.9%
ABB Ltd., Registered	1,193,054	22,662,000
Adecco Group AG, Registered	100,774	5,543,588
Alcon Inc.(a)	279,356	16,366,311

100	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Allreal Holding AG, Registered	8,713	$1,527,855
ALSO Holding AG, Registered	4,050	625,091
Aryzta AG(a)(b)	721,978	604,711
Ascom Holding AG, Registered	53,936	708,250
Autoneum Holding AG(b)	2,547	281,456
Bachem Holding AG, Class B, Registered	2,351	314,417
Baloise Holding AG, Registered	30,492	5,540,920
Banque Cantonale Vaudoise, Registered	1,335	997,879
Barry Callebaut AG, Registered	1,440	2,834,909
Basilea Pharmaceutica AG, Registered(a)(b)	20,959	752,830
Bell Food Group AG, Registered	1,533	411,897
BKW AG	21,315	1,386,552
Bobst Group SA, Registered(b)	5,610	281,520
Bossard Holding AG, Class A, Registered	4,057	564,292
Bucher Industries AG, Registered	4,975	1,495,515
Burckhardt Compression Holding AG	3,477	846,421
Cembra Money Bank AG	17,838	1,730,646
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	690	5,108,788
Chocoladefabriken Lindt & Spruengli AG, Registered	69	5,736,061
Cie. Financiere Richemont SA, Registered	338,639	29,211,889
Clariant AG, Registered	122,107	2,248,496
Coca-Cola HBC AG	130,841	4,543,507
Comet Holding AG, Registered(b)	4,788	444,704
Conzzeta AG, Registered	939	741,715
Credit Suisse Group AG, Registered	1,636,962	19,891,569
Daetwyler Holding AG, Bearer	4,425	686,545
DKSH Holding AG	22,404	1,138,304
dormakaba Holding AG	2,107	1,553,646
Dufry AG, Registered	31,040	2,747,824
EFG International AG	118,093	769,394
Emmi AG, Registered	1,488	1,249,770
EMS-Chemie Holding AG, Registered	5,447	3,427,759
Flughafen Zurich AG, Registered	12,510	2,294,764
Forbo Holding AG, Registered	691	1,084,661
Galenica AG(d)	31,311	1,622,479
GAM Holding AG(a)	110,487	487,928
Geberit AG, Registered	23,959	11,120,364
Georg Fischer AG, Registered	2,763	2,400,182
Givaudan SA, Registered	5,942	15,881,345
Helvetia Holding AG, Registered	22,115	2,830,273
Huber & Suhner AG, Registered	14,748	1,182,819
Idorsia Ltd.(a)(b)	66,089	1,420,580
Implenia AG, Registered(b)	13,677	368,312
Inficon Holding AG, Registered	1,226	770,894
Interroll Holding AG, Registered	456	930,424
Julius Baer Group Ltd.	144,330	6,216,395
Kardex AG, Registered	4,755	688,755
Komax Holding AG, Registered(b)	3,754	709,089
Kudelski SA, Bearer(b)	69,448	473,509
Kuehne + Nagel International AG, Registered	35,068	5,198,211
LafargeHolcim Ltd., Registered	310,194	15,337,370
Landis+Gyr Group AG	20,537	1,674,077
LEM Holding SA, Registered	333	462,164
Leonteq AG(a)(b)	10,951	393,130
Logitech International SA, Registered	111,182	4,629,214
Lonza Group AG, Registered	48,113	16,586,835
Meyer Burger Technology AG(a)(b)	524,672	216,864
Mobilezone Holding AG, Registered	135,315	1,257,473
Mobimo Holding AG, Registered	7,789	2,088,868

Security	Shares	Value

Switzerland (continued)
Nestle SA, Registered	1,958,351	$209,088,587
Novartis AG, Registered	1,389,135	128,333,623
OC Oerlikon Corp. AG, Registered	131,801	1,421,853
Panalpina Welttransport Holding AG(a)	6,818	1,541,281
Pargesa Holding SA, Bearer	20,473	1,544,781
Partners Group Holding AG	12,385	9,935,522
PSP Swiss Property AG, Registered	24,712	2,975,425
Roche Holding AG, NVS	450,420	121,317,670
Schindler Holding AG, Participation Certificates, NVS	25,022	5,818,247
Schindler Holding AG, Registered	17,410	3,942,749
Schmolz + Bickenbach AG, Registered(a)	836,043	274,459
Schweiter Technologies AG, Bearer	868	860,986
Sensirion Holding AG(a)(b)(d)	8,683	314,868
SFS Group AG	10,731	829,756
SGS SA, Registered	3,432	8,528,000
Siegfried Holding AG, Registered	3,623	1,357,710
SIG Combibloc Group AG	106,217	1,306,791
Sika AG, Registered	83,351	12,123,782
Sonova Holding AG, Registered	36,202	8,392,282
St Galler Kantonalbank AG, Class A, Registered	3,100	1,332,374
Straumann Holding AG, Registered	6,844	5,620,376
Sulzer AG, Registered	14,144	1,435,830
Sunrise Communications Group AG(d)	20,608	1,534,151
Swatch Group AG (The), Bearer	19,101	5,591,384
Swatch Group AG (The), Registered	37,874	2,081,157
Swiss Life Holding AG, Registered	22,589	10,986,468
Swiss Prime Site AG, Registered	45,797	4,050,028
Swiss Re AG	192,079	18,734,493
Swisscom AG, Registered	16,177	7,884,245
Swissquote Group Holding SA, Registered	9,877	404,458
Tecan Group AG, Registered	7,844	2,004,578
Temenos AG, Registered	42,365	7,535,835
UBS Group AG, Registered	2,473,217	27,717,518
Valiant Holding AG, Registered.	11,840	1,224,663
Valora Holding AG, Registered	2,505	694,568
VAT Group AG(d)	18,724	2,362,250
Vifor Pharma AG	29,745	4,437,714
Vontobel Holding AG, Registered	23,118	1,224,787
Zur Rose Group AG(a)(b)	7,332	702,835
Zurich Insurance Group AG	96,253	33,688,550

		904,460,644

Taiwan — 3.1%
Accton Technology Corp.	307,000	1,322,957
Acer Inc.	1,868,148	1,138,474
Advanced Ceramic X Corp.	34,000	262,417
Advantech Co. Ltd.	213,608	1,806,657
Airtac International Group	82,496	858,242
AmTRAN Technology Co. Ltd.(a)	1,208,000	438,983
ASE Technology Holding Co. Ltd.	2,294,958	5,158,867
Asia Cement Corp.	1,314,329	1,766,781
Asia Optical Co. Inc.	166,000	445,222
ASMedia Technology Inc.	21,000	361,306
Asustek Computer Inc.	438,000	3,127,012
AU Optronics Corp.	5,304,000	1,410,625
BES Engineering Corp.	3,959,000	980,344
Bizlink Holding Inc.	72,000	553,392
Brighton-Best International Taiwan Inc.	380,000	427,104
Capital Securities Corp.	3,156,450	963,313
Career Technology MFG. Co. Ltd.	261,620	274,278
Catcher Technology Co. Ltd.	441,000	3,276,069

S C H E D U L E S O F I N V E S T M E N T S	101

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Cathay Financial Holding Co. Ltd.	4,629,629	$6,074,476
Center Laboratories Inc.	147,000	377,717
Century Iron & Steel Industrial Co. Ltd.	71,000	174,900
Chailease Holding Co. Ltd.	774,696	3,276,118
Chang Hwa Commercial Bank Ltd.	3,382,049	2,371,040
Cheng Loong Corp.	1,073,000	648,724
Cheng Shin Rubber Industry Co. Ltd.	1,139,500	1,480,465
Cheng Uei Precision Industry Co. Ltd.	333,000	364,104
Chicony Electronics Co. Ltd.	411,137	1,049,807
China Airlines Ltd.	2,231,000	685,899
China Bills Finance Corp.	2,896,000	1,373,704
China Development Financial Holding Corp.	11,053,000	3,298,607
China Life Insurance Co. Ltd./Taiwan	1,733,759	1,435,716
China Man-Made Fiber Corp.	2,964,442	895,181
China Petrochemical Development Corp.	3,145,652	1,052,074
China Steel Chemical Corp.	174,000	710,649
China Steel Corp.	7,838,575	6,049,936
Chin-Poon Industrial Co. Ltd.	421,000	456,262
Chipbond Technology Corp.	491,000	996,353
Chlitina Holding Ltd.	33,000	261,067
Chroma ATE Inc.	260,000	1,229,117
Chunghwa Telecom Co. Ltd.	2,316,000	8,043,865
CMC Magnetics Corp.(a)	1,313,044	289,672
Compal Electronics Inc.	2,986,000	1,834,111
Compeq Manufacturing Co. Ltd.	904,000	784,937
Coretronic Corp.	433,000	560,475
CTBC Financial Holding Co. Ltd.	11,263,980	7,353,437
CTCI Corp.	656,000	959,882
Cub Elecparts Inc.	39,328	359,189
Darfon Electronics Corp.	162,000	217,507
Delta Electronics Inc.	1,262,000	6,148,575
E Ink Holdings Inc.	614,000	679,249
E.Sun Financial Holding Co. Ltd.	6,293,922	5,262,561
Eclat Textile Co. Ltd.	125,365	1,656,993
Egis Technology Inc.	46,000	329,887
Elan Microelectronics Corp.	304,000	783,084
Elite Material Co. Ltd.	180,000	694,634
eMemory Technology Inc.	47,000	572,092
Ennoconn Corp.	56,123	397,069
Epistar Corp.	746,000	594,967
Eternal Materials Co. Ltd.	1,073,635	904,608
Eva Airways Corp.	2,835,058	1,331,120
Evergreen Marine Corp. Taiwan Ltd.	1,742,000	806,702
Everlight Electronics Co. Ltd.	599,000	578,860
Far Eastern Department Stores Ltd.	1,455,702	1,104,808
Far Eastern International Bank	2,794,159	1,123,217
Far Eastern New Century Corp.	1,922,071	1,829,631
Far EasTone Telecommunications Co. Ltd.	831,000	1,910,775
Faraday Technology Corp.	206,400	417,506
Feng Hsin Steel Co. Ltd.	468,000	859,378
Feng TAY Enterprise Co. Ltd.	222,890	1,494,511
Firich Enterprises Co. Ltd.	359,061	489,017
First Financial Holding Co. Ltd.	6,226,847	4,685,830
FLEXium Interconnect Inc.	333,987	1,027,884
Formosa Chemicals & Fibre Corp.	2,266,660	6,924,883
Formosa Petrochemical Corp.	762,000	2,597,546
Formosa Plastics Corp.	2,920,040	9,437,508
Foxconn Technology Co. Ltd.	650,287	1,344,679
Fubon Financial Holding Co. Ltd.	4,120,000	5,723,786
General Interface Solution Holding Ltd.	176,000	656,558

Security	Shares	Value

Taiwan (continued)
Genius Electronic Optical Co. Ltd.	44,000	$604,911
Giant Manufacturing Co. Ltd.	188,000	1,441,945
Gigabyte Technology Co. Ltd.	399,000	600,511
Global Unichip Corp.	54,000	445,434
Globalwafers Co. Ltd.	144,000	1,558,296
Goldsun Building Materials Co. Ltd.	2,968,000	795,081
Gourmet Master Co. Ltd.	71,000	423,550
Grand Pacific Petrochemical(a)	980,000	644,498
Grape King Bio Ltd.	86,000	535,158
Great Wall Enterprise Co. Ltd.	539,370	707,700
HannStar Display Corp.	2,052,000	438,175
Highwealth Construction Corp.	865,670	1,358,547
Hiwin Technologies Corp.	141,109	1,270,619
Holy Stone Enterprise Co. Ltd.	105,000	319,773
Hon Hai Precision Industry Co. Ltd.	8,077,769	20,418,152
Hota Industrial Manufacturing Co. Ltd.	149,000	524,690
Hotai Motor Co. Ltd.	202,000	2,926,501
HTC Corp.(a)	544,000	679,661
Hua Nan Financial Holdings Co. Ltd.	4,250,028	3,000,052
Huaku Development Co. Ltd.	438,000	1,150,797
IBF Financial Holdings Co. Ltd.	3,141,835	1,121,525
Innolux Corp.	5,840,414	1,357,952
International CSRC Investment Holdings Co.	768,072	941,086
Inventec Corp.	1,585,000	1,187,648
Kenda Rubber Industrial Co. Ltd.	745,322	695,095
King Yuan Electronics Co. Ltd.	1,239,000	1,296,955
King’s Town Bank Co. Ltd.	931,000	955,087
Kinsus Interconnect Technology Corp.	268,000	343,452
LandMark Optoelectronics Corp.	50,000	397,968
Largan Precision Co. Ltd.	65,000	8,883,922
Lite-On Technology Corp.	1,335,074	1,902,004
Lotes Co. Ltd.	49,000	362,432
Machvision Inc.	28,000	335,869
Macronix International	1,438,525	1,459,551
Makalot Industrial Co. Ltd.	148,797	873,292
MediaTek Inc.	978,970	9,901,306
Mega Financial Holding Co. Ltd.	7,171,941	7,403,621
Merida Industry Co. Ltd.	153,350	961,658
Merry Electronics Co. Ltd.	128,000	621,569
Micro-Star International Co. Ltd.	442,000	1,248,013
Mitac Holdings Corp.	1,244,130	1,294,323
Nan Ya Plastics Corp.	3,313,300	7,597,186
Nanya Technology Corp.	802,000	1,908,572
Nien Made Enterprise Co. Ltd.	112,000	866,235
Novatek Microelectronics Corp.	369,000	1,969,867
OBI Pharma Inc.(a)	161,877	783,473
Oriental Union Chemical Corp.	483,000	368,127
Parade Technologies Ltd.	47,000	781,431
PChome Online Inc.(a)	85,341	417,161
Pegatron Corp.	1,223,000	2,001,920
PharmaEssentia Corp.(a)	152,000	630,574
Phison Electronics Corp.	127,000	1,253,847
Pixart Imaging Inc.	91,000	318,985
Pou Chen Corp.	1,441,000	1,781,816
Powertech Technology Inc.	491,000	1,351,630
President Chain Store Corp.	371,000	3,579,296
Primax Electronics Ltd.	256,000	440,450
Prince Housing & Development Corp.	1,481,521	528,851
Qisda Corp.	1,807,000	1,124,454
Quanta Computer Inc.	1,717,000	3,174,977

102	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Radiant Opto-Electronics Corp.	298,060	$1,178,993
Radium Life Tech Co. Ltd.(a)	1,312,686	584,673
Realtek Semiconductor Corp.	313,020	2,108,913
Ruentex Development Co. Ltd.	541,983	722,458
Ruentex Industries Ltd.	374,769	801,471
Sercomm Corp.	146,000	348,385
Shanghai Commercial & Savings Bank Ltd. (The)	1,924,000	3,180,319
Shin Kong Financial Holding Co. Ltd.	7,241,477	2,105,223
Shin Zu Shing Co. Ltd.	152,000	615,909
Shinkong Synthetic Fibers Corp.	3,216,000	1,370,359
Silergy Corp.	49,000	1,000,627
Simplo Technology Co. Ltd.	124,200	972,575
Sino-American Silicon Products Inc.	337,000	932,032
SinoPac Financial Holdings Co. Ltd.	6,860,968	2,735,959
Sitronix Technology Corp.	83,000	364,345
St. Shine Optical Co. Ltd.	34,000	570,758
Standard Foods Corp.	537,422	1,038,705
Synnex Technology International Corp.	946,600	1,167,439
TA Chen Stainless Pipe	649,000	965,292
Taichung Commercial Bank Co. Ltd.	5,786,311	2,353,937
TaiDoc Technology Corp.	35,000	146,323
TaiMed Biologics Inc.(a)	121,000	649,837
Tainan Spinning Co. Ltd.	1,859,816	732,670
Taishin Financial Holding Co. Ltd.	6,109,257	2,868,426
Taiwan Business Bank	4,131,033	1,780,188
Taiwan Cement Corp.	2,918,300	4,195,077
Taiwan Cooperative Financial Holding Co. Ltd.	5,676,148	3,833,323
Taiwan Fertilizer Co. Ltd.	526,000	811,950
Taiwan High Speed Rail Corp.	1,237,000	1,654,876
Taiwan Hon Chuan Enterprise Co. Ltd.	411,696	726,861
Taiwan Mobile Co. Ltd.	972,000	3,422,810
Taiwan Secom Co. Ltd.	266,105	742,806
Taiwan Semiconductor Co. Ltd.	233,000	373,528
Taiwan Semiconductor Manufacturing Co. Ltd.	15,854,000	132,305,736
Taiwan Union Technology Corp.	150,000	619,865
Tatung Co. Ltd.(a)	1,249,000	811,365
TCI Co. Ltd.	53,000	709,041
Teco Electric and Machinery Co. Ltd.	1,544,000	1,236,372
Tong Hsing Electronic Industries Ltd.	155,000	643,019
Transcend Information Inc.	494,000	1,080,285
Tripod Technology Corp.	327,000	1,093,663
TSRC Corp.	703,100	611,627
TTY Biopharm Co. Ltd.	255,965	666,758
Tung Ho Steel Enterprise Corp.	1,057,000	732,529
TXC Corp.	1,051,000	1,297,886
Unimicron Technology Corp.	880,000	1,075,397
Uni-President Enterprises Corp.	3,108,292	8,076,731
United Integrated Services Co. Ltd.	95,000	484,234
United Microelectronics Corp.	7,755,000	3,441,623
USI Corp.	1,250,258	480,474
Vanguard International Semiconductor Corp.	554,000	1,127,758
Visual Photonics Epitaxy Co. Ltd.	123,000	397,533
Voltronic Power Technology Corp.	35,000	756,380
Wafer Works Corp.	416,000	484,289
Walsin Lihwa Corp.	2,161,000	1,045,909
Win Semiconductors Corp.	233,953	2,016,350
Winbond Electronics Corp.	2,345,502	1,452,008
Wistron Corp.	2,022,227	1,515,264
Wistron NeWeb Corp.	256,860	646,786
WPG Holdings Ltd.	941,360	1,247,255

Security	Shares	Value

Taiwan (continued)
Yageo Corp.	166,068	$1,420,594
YFY Inc.	1,700,000	634,175
Yuanta Financial Holding Co. Ltd.	6,511,238	3,664,410
Yulon Motor Co. Ltd.	1,203,000	928,494
Zhen Ding Technology Holding Ltd.	340,050	1,246,666

		476,879,706

Thailand — 0.8%
Advanced Info Service PCL, NVDR	833,100	5,769,803
Airports of Thailand PCL, NVDR	2,980,200	6,976,895
Amata Corp. PCL, NVDR	802,800	629,084
Bangchak Corp. PCL, NVDR	1,056,600	1,039,250
Bangkok Bank PCL, Foreign	307,800	1,811,471
Bangkok Chain Hospital PCL, NVDR	1,221,900	611,844
Bangkok Dusit Medical Services PCL, NVDR	6,170,900	5,016,176
Bangkok Expressway & Metro PCL, NVDR	6,133,900	2,094,162
Banpu PCL, NVDR	3,616,900	1,681,732
Beauty Community PCL, NVDR(b)	2,202,000	267,777
Berli Jucker PCL, NVDR	907,600	1,527,176
BTS Group Holdings PCL, NVDR(b)	7,473,800	3,013,335
Bumrungrad Hospital PCL, NVDR	271,400	1,504,591
Central Pattana PCL, NVDR	1,606,900	3,827,196
CH Karnchang PCL, NVDR	1,062,300	932,600
Charoen Pokphand Foods PCL, NVDR	2,585,900	2,333,238
CK Power PCL, NVDR	2,592,700	564,822
CP ALL PCL, NVDR	3,846,600	10,850,026
Electricity Generating PCL, NVDR	225,400	2,411,205
Energy Absolute PCL, NVDR	1,108,300	1,882,903
Esso Thailand PCL, NVDR	1,458,600	474,264
Hana Microelectronics PCL, NVDR(b)	550,200	500,914
Indorama Ventures PCL, NVDR	1,172,400	1,562,946
Intouch Holdings PCL, NVDR	1,452,800	3,011,413
IRPC PCL, NVDR	8,407,600	1,312,192
Jasmine International PCL, NVDR	6,145,300	1,258,832
Kasikornbank PCL, Foreign	745,500	4,193,513
Kasikornbank PCL, NVDR	571,900	3,207,698
KCE Electronics PCL, NVDR	701,800	392,488
Kiatnakin Bank PCL, NVDR(b)	604,500	1,434,840
Krung Thai Bank PCL, NVDR	2,246,500	1,431,683
Land & Houses PCL, NVDR	5,765,200	2,118,249
MBK PCL, NVDR	814,900	625,317
Minor International PCL, NVDR	1,929,000	2,524,541
Muangthai Capital PCL, NVDR	485,100	954,269
PTT Exploration & Production PCL, NVDR	1,037,361	4,570,392
PTT Global Chemical PCL, NVDR	1,557,000	3,062,868
PTT PCL, NVDR	7,585,200	11,653,412
Robinson PCL, NVDR	387,000	799,041
Siam Cement PCL (The), NVDR	517,400	7,301,304
Siam Commercial Bank PCL (The), NVDR	876,400	3,918,225
Siam Global House PCL, NVDR	1,417,545	765,119
Sino-Thai Engineering & Construction PCL, NVDR	690,000	572,102
Sri Trang Agro-Industry PCL, NVDR	742,900	287,449
Srisawad Corp PCL, NVDR	610,310	1,086,473
Thai Airways International PCL, NVDR(a)(b)	995,100	333,264
Thai Oil PCL, NVDR	749,600	1,681,756
Thai Union Group PCL, NVDR	2,277,100	1,399,356
Thanachart Capital PCL, NVDR	668,300	1,282,058
Tisco Financial Group PCL, NVDR	338,800	1,112,626
TMB Bank PCL, NVDR	8,050,100	494,706
TPI Polene PCL, NVDR	8,138,300	502,773
True Corp. PCL, NVDR	7,894,045	1,655,555

S C H E D U L E S O F I N V E S T M E N T S	103

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
TTW PCL, NVDR	3,550,400	$1,558,459
WHA Corp. PCL, NVDR	6,629,500	1,008,814

		124,794,197

Turkey — 0.2%
Akbank T.A.S.(a)	1,696,416	2,302,862
Anadolu Efes Biracilik Ve Malt Sanayii AS	174,650	673,259
Arcelik AS(a)	166,792	523,310
Aselsan Elektronik Sanayi Ve Ticaret AS	296,126	1,008,961
BIM Birlesik Magazalar AS	265,728	2,238,866
Coca-Cola Icecek AS	74,275	444,174
Eregli Demir ve Celik Fabrikalari TAS	1,153,721	1,541,268
Ford Otomotiv Sanayi AS	88,311	970,163
Haci Omer Sabanci Holding AS	693,425	1,230,567
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(b)	1,063,124	416,705
KOC Holding AS	445,254	1,498,657
Koza Altin Isletmeleri AS(a)	33,226	339,922
Koza Anadolu Metal Madencilik Isletmeleri AS(a)(b)	158,203	203,096
Petkim Petrokimya Holding AS(a)	749,230	528,068
Soda Sanayii AS	356,707	391,869
Sok Marketler Ticaret AS(a)	109,737	199,674
TAV Havalimanlari Holding AS	163,988	740,073
Tekfen Holding AS	136,832	581,107
Tupras Turkiye Petrol Rafinerileri AS	80,994	2,038,776
Turk Hava Yollari AO(a)	423,106	947,885
Turkcell Iletisim Hizmetleri AS	674,278	1,583,327
Turkiye Garanti Bankasi AS(a)	1,419,225	2,513,483
Turkiye Is Bankasi AS, Class C(a)	1,038,536	1,165,184
Turkiye Sise ve Cam Fabrikalari AS	716,521	635,133
Ulker Biskuvi Sanayi AS(a)	202,755	676,245

		25,392,634

United Arab Emirates — 0.2%
Abu Dhabi Commercial Bank PJSC	1,828,213	4,479,511
Aldar Properties PJSC	2,897,446	1,822,169
DP World PLC	115,026	1,771,400
Dubai Investments PJSC	1,686,524	629,035
Dubai Islamic Bank PJSC	1,346,916	1,950,803
Emaar Development PJSC	561,420	733,653
Emaar Malls PJSC	1,767,773	1,020,290
Emaar Properties PJSC	2,372,611	3,572,013
Emirates Telecommunications Group Co. PJSC	1,177,146	5,524,957
First Abu Dhabi Bank PJSC	1,771,874	7,660,281

		29,164,112

United Kingdom — 11.0%
3i Group PLC	642,112	8,746,856
Abcam PLC	130,482	2,089,775
Acacia Mining PLC(a)	97,211	268,294
accesso Technology Group PLC(a)(b)	26,807	338,086
Admiral Group PLC	134,228	3,561,584
Aggreko PLC.	156,389	1,596,265
Anglo American PLC	683,277	17,059,064
Antofagasta PLC	301,218	3,464,018
Arrow Global Group PLC	201,885	665,457
Ascential PLC(d)	282,516	1,377,481
Ashmore Group PLC	257,407	1,690,952
Ashtead Group PLC	316,399	8,805,940
ASOS PLC(a)(b)	39,312	1,254,413
Associated British Foods PLC	228,102	6,759,049
AstraZeneca PLC	816,324	70,578,097

Security	Shares	Value

United Kingdom (continued)
Auto Trader Group PLC(d)	612,121	$4,060,855
Avast PLC(d)	285,954	1,177,859
AVEVA Group PLC	47,034	2,299,025
Aviva PLC	2,539,074	12,625,527
B&M European Value Retail SA	594,495	2,693,339
Babcock International Group PLC	204,239	1,191,384
BAE Systems PLC	2,075,826	13,944,017
Balfour Beatty PLC	501,530	1,265,043
Bank of Georgia Group PLC	28,693	493,972
Barclays PLC	10,854,619	20,478,683
Barratt Developments PLC	659,635	5,211,218
BBA Aviation PLC	710,845	2,785,262
BCA Marketplace PLC	519,167	1,538,380
Beazley PLC	354,458	2,502,103
Bellway PLC	83,319	3,029,993
Berkeley Group Holdings PLC	82,538	3,919,250
Big Yellow Group PLC	126,247	1,528,828
Blue Prism Group PLC(a)(b)	47,105	820,754
Bodycote PLC	132,285	1,192,956
boohoo Group PLC(a)	501,068	1,469,411
Bovis Homes Group PLC	96,960	1,250,150
BP PLC	12,975,089	86,697,279
Brewin Dolphin Holdings PLC	323,224	1,260,137
British American Tobacco PLC	1,480,908	53,528,565
British Land Co. PLC (The)	573,311	3,566,113
Britvic PLC	168,615	1,893,245
BT Group PLC	5,424,644	12,831,416
BTG PLC(a)	232,246	2,378,786
Bunzl PLC	210,731	5,547,637
Burberry Group PLC	267,196	7,390,730
Burford Capital Ltd.	133,583	2,460,029
Cairn Energy PLC(a)	543,378	1,053,898
Capita PLC(a)	1,087,967	1,552,634
Capital & Counties Properties PLC	493,256	1,196,460
Card Factory PLC	334,401	680,518
Carnival PLC	105,123	4,766,423
Centamin PLC	991,525	1,577,081
Centrica PLC	3,618,318	3,370,687
Chemring Group PLC	365,694	813,158
Cineworld Group PLC	670,060	2,092,981
Clinigen Healthcare Ltd.(a)	100,766	1,243,700
Close Brothers Group PLC	96,990	1,580,688
Coats Group PLC	1,131,003	1,104,423
Cobham PLC(a)	1,553,349	3,144,004
Coca-Cola European Partners PLC	154,056	8,516,216
Compass Group PLC	1,010,576	25,775,044
Computacenter PLC	55,928	1,044,336
ConvaTec Group PLC(d)	963,168	1,840,967
Countryside Properties PLC(d)	376,723	1,356,159
Cranswick PLC	32,808	1,069,372
Crest Nicholson Holdings PLC	255,152	1,146,585
Croda International PLC	83,737	4,806,691
CVS Group PLC	55,999	630,826
CYBG PLC	829,819	1,748,152
Daily Mail & General Trust PLC, Class A, NVS	95,501	926,135
Dart Group PLC	65,690	610,897
DCC PLC	62,661	5,341,614
De La Rue PLC	137,442	392,959
Dechra Pharmaceuticals PLC	66,458	2,397,293
Derwent London PLC	65,604	2,345,602

104	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Diageo PLC	1,549,589	$65,336,788
Dialog Semiconductor PLC(a)	49,371	2,266,399
Diploma PLC	95,031	1,765,192
Direct Line Insurance Group PLC	833,164	3,289,021
Diversified Gas & Oil PLC	531,165	692,660
Dixons Carphone PLC	680,855	996,656
Domino’s Pizza Group PLC	364,250	1,103,419
Drax Group PLC	279,458	1,034,760
DS Smith PLC	937,163	4,093,166
Dunelm Group PLC	84,474	956,249
easyJet PLC	111,947	1,321,389
EI Group PLC(a)	531,299	1,828,043
Electrocomponents PLC	293,288	2,185,584
Elementis PLC	541,789	1,001,725
Entertainment One Ltd.	259,965	1,403,766
Equiniti Group PLC(d)	234,528	604,201
Essentra PLC	219,590	1,146,492
Euromoney Institutional Investor PLC	73,175	1,236,468
Experian PLC	573,326	17,550,230
Ferguson PLC	149,492	11,282,926
Ferrexpo PLC	229,041	722,718
Fevertree Drinks PLC	70,433	2,014,606
First Derivatives PLC(b)	11,923	430,674
Firstgroup PLC(a)	800,804	1,125,665
Fresnillo PLC	143,769	1,057,988
Future PLC	58,014	802,698
G4S PLC	983,567	2,306,892
Galliford Try PLC	87,510	634,338
Games Workshop Group PLC	24,322	1,350,870
GB Group PLC	128,241	942,148
Genus PLC	48,732	1,575,286
GlaxoSmithKline PLC	3,183,718	66,372,532
Glencore PLC	7,158,143	23,353,784
Go-Ahead Group PLC (The)	45,392	1,186,083
GoCo Group PLC	756,349	794,604
Grainger PLC	578,043	1,609,503
Great Portland Estates PLC	188,169	1,524,811
Greencore Group PLC	321,659	842,063
Greene King PLC	194,849	1,492,098
Greggs PLC	65,256	1,786,625
Gulf Keystone Petroleum Ltd.	220,910	635,659
GVC Holdings PLC	381,546	2,763,861
Halfords Group PLC	198,553	466,787
Halma PLC	260,738	6,353,288
Hammerson PLC	526,443	1,381,385
Hansteen Holdings PLC	360,867	387,073
Hargreaves Lansdown PLC	185,577	4,771,826
Hastings Group Holdings PLC(d)	236,224	558,531
Hays PLC	938,892	1,771,575
Helical PLC	193,382	842,960
Hikma Pharmaceuticals PLC	91,244	2,056,276
Hill & Smith Holdings PLC	64,906	897,263
Hiscox Ltd.	195,588	4,071,292
Hochschild Mining PLC	240,845	613,398
HomeServe PLC	206,371	2,883,205
Howden Joinery Group PLC	408,137	2,773,576
HSBC Holdings PLC	12,783,985	102,795,579
Hunting PLC	165,803	1,035,389
Hurricane Energy PLC(a)(b)	1,119,929	596,514
Ibstock PLC(d)	276,746	782,093

Security	Shares	Value

United Kingdom (continued)
IG Group Holdings PLC	232,712	$1,629,311
IMI PLC	171,859	2,200,075
Imperial Brands PLC	613,508	15,737,851
Inchcape PLC	271,004	2,072,284
Informa PLC	828,005	8,861,058
Inmarsat PLC	292,791	2,052,817
IntegraFin Holdings PLC	170,762	804,995
InterContinental Hotels Group PLC	109,151	7,643,442
Intermediate Capital Group PLC	194,818	3,315,775
International Personal Finance PLC	291,150	361,490
Intertek Group PLC	100,862	7,049,409
Investec PLC	438,350	2,523,741
IQE PLC(a)(b)	577,526	469,195
ITE Group PLC	1,357,510	1,218,395
ITV PLC	2,462,713	3,345,664
IWG PLC	435,752	2,021,646
J D Wetherspoon PLC	42,750	801,406
J Sainsbury PLC	1,131,166	2,723,714
JD Sports Fashion PLC	290,541	2,311,683
John Wood Group PLC	497,433	3,234,225
Johnson Matthey PLC	125,984	4,959,496
JPJ Group PLC(a)	101,645	857,524
Jupiter Fund Management PLC	312,703	1,431,240
Just Eat PLC(a)	403,796	3,764,576
KAZ Minerals PLC	168,756	1,194,341
Keller Group PLC	69,424	559,341
Keywords Studios PLC	48,324	984,003
Kingfisher PLC	1,382,843	3,765,727
Lancashire Holdings Ltd.	148,178	1,258,263
Land Securities Group PLC	421,338	4,107,655
Learning Technologies Group PLC	358,780	496,418
Legal & General Group PLC	3,844,455	12,323,827
Lloyds Banking Group PLC	45,777,005	29,892,355
London Stock Exchange Group PLC	202,019	16,390,221
LondonMetric Property PLC	786,697	1,955,441
Lookers PLC	503,586	256,821
Man Group PLC	923,558	1,936,017
Marks & Spencer Group PLC	1,269,012	3,230,438
Marshalls PLC	136,532	1,063,244
Marston’s PLC	906,429	1,186,459
McCarthy & Stone PLC(d)	386,485	657,319
Mediclinic International PLC(b)	284,869	1,197,458
Meggitt PLC	512,452	3,743,498
Melrose Industries PLC	3,179,503	7,278,232
Merlin Entertainments PLC(d)	461,999	2,554,112
Metro Bank PLC(a)(b)	75,915	333,519
Micro Focus International PLC	224,049	4,770,169
Mitchells & Butlers PLC(a)	198,705	739,645
Mitie Group PLC	391,641	791,249
Mondi PLC	237,882	5,253,139
Moneysupermarket.com Group PLC	355,501	1,605,797
Morgan Advanced Materials PLC	334,914	1,030,955
National Express Group PLC	314,441	1,615,533
National Grid PLC	2,178,434	22,520,725
NCC Group PLC	252,385	571,093
Next PLC	88,840	6,596,429
NMC Health PLC(b)	67,081	2,032,078
Northgate PLC	187,709	756,175
Ocado Group PLC(a)	292,550	4,461,542
On the Beach Group PLC(d)	132,668	766,742

S C H E D U L E S O F I N V E S T M E N T S	105

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
OneSavings Bank PLC	175,292	$779,988
Oxford Biomedica PLC(a)	36,320	306,857
Pagegroup PLC	233,752	1,284,545
Paragon Banking Group PLC	246,889	1,260,605
Pearson PLC	486,249	5,187,018
Pennon Group PLC	262,461	2,304,869
Persimmon PLC	206,562	5,081,261
Petrofac Ltd.	186,556	958,715
Pets at Home Group PLC	324,857	827,364
Phoenix Group Holdings PLC	360,190	3,067,838
Playtech PLC	210,851	1,145,788
Plus500 Ltd.	70,415	516,801
Polypipe Group PLC	223,591	1,118,101
Premier Foods PLC(a)	1,321,069	546,743
Premier Oil PLC(a)(b)	824,979	848,927
Provident Financial PLC	166,742	889,965
Prudential PLC	1,674,535	34,815,536
QinetiQ Group PLC	410,151	1,452,390
Quilter PLC(d)	1,240,632	2,198,126
Rathbone Brothers PLC	42,805	1,155,698
Reckitt Benckiser Group PLC	456,365	35,606,498
Redrow PLC	164,063	1,126,976
RELX PLC	1,254,879	30,016,250
Renishaw PLC	27,093	1,278,527
Rentokil Initial PLC	1,149,401	6,122,122
Restaurant Group PLC (The)	400,328	747,037
Rightmove PLC	664,868	4,301,693
Rio Tinto PLC	735,698	42,320,789
Rolls-Royce Holdings PLC	1,111,313	11,729,644
Rotork PLC	580,728	2,193,659
Royal Bank of Scotland Group PLC	3,052,174	8,109,801
Royal Dutch Shell PLC, Class A	2,856,715	90,735,671
Royal Dutch Shell PLC, Class B.	2,399,872	76,475,088
RPS Group PLC	287,152	440,911
RSA Insurance Group PLC	627,784	4,309,278
RWS Holdings PLC	117,925	938,556
Sabre Insurance Group PLC(d)	153,338	496,611
Safestore Holdings PLC	96,160	735,895
Sage Group PLC (The)	703,027	6,197,916
Sanne Group PLC	94,788	638,348
Savills PLC	135,769	1,581,796
Scapa Group PLC	126,993	306,950
Schroders PLC	77,644	2,826,467
Segro PLC	627,264	5,869,466
Senior PLC	370,064	909,875
Serco Group PLC(a)	804,453	1,451,909
Severn Trent PLC	151,294	3,732,828
Shaftesbury PLC	113,232	1,090,458
SIG PLC	515,276	830,935
Sirius Minerals PLC(a)(b)	5,227,385	961,381
Smart Metering Systems PLC(b)	71,772	441,164
Smith & Nephew PLC	564,010	12,838,295
Smiths Group PLC	245,179	4,929,440
Soco International PLC	380,777	286,739
Softcat PLC	82,350	961,951
SolGold PLC(a)	579,062	201,720
Sophos Group PLC(d)	244,397	1,301,746
Spectris PLC	79,406	2,475,443
Spirax-Sarco Engineering PLC	51,809	5,706,207
Spire Healthcare Group PLC(d)	183,526	254,831

Security	Shares	Value

United Kingdom (continued)
Sports Direct International PLC(a)	198,221	$550,470
SSE PLC	655,622	8,834,556
SSP Group PLC	308,756	2,669,078
St. James’s Place PLC	358,188	4,315,661
St. Modwen Properties PLC	259,990	1,324,315
Stagecoach Group PLC	419,678	668,037
Standard Chartered PLC	1,805,350	14,961,079
Standard Life Aberdeen PLC	1,578,719	5,775,992
Stobart Group Ltd.	424,146	596,209
Stock Spirits Group PLC	338,150	948,170
Synthomer PLC	339,307	1,258,027
TalkTalk Telecom Group PLC	502,681	648,130
Tate & Lyle PLC	312,034	2,886,158
Taylor Wimpey PLC	2,125,017	4,210,000
Ted Baker PLC	31,262	348,337
Telecom Plus PLC	42,602	694,825
Telford Homes PLC(b)	134,938	578,287
Tesco PLC	6,340,738	17,336,830
TP ICAP PLC	365,929	1,405,570
Travis Perkins PLC	159,583	2,669,184
Tullow Oil PLC	1,026,058	2,434,192
Ultra Electronics Holdings PLC	60,109	1,444,778
Unilever PLC	715,526	43,416,426
UNITE Group PLC (The)	203,232	2,568,106
United Utilities Group PLC	433,792	4,188,702
Vectura Group PLC(a)	637,499	626,810
Vesuvius PLC	185,485	1,138,993
Victoria PLC(a)(b)	102,059	652,323
Victrex PLC	59,355	1,482,616
Vodafone Group PLC	17,197,694	31,603,429
Weir Group PLC (The)	178,331	3,268,811
WH Smith PLC	76,372	1,980,621
Whitbread PLC	117,752	6,521,328
William Hill PLC	607,164	1,134,121
Wm Morrison Supermarkets PLC	1,549,579	3,693,255
Workspace Group PLC	124,025	1,282,478
WPP PLC	820,612	9,750,566

		1,707,232,898

Total Common Stocks — 98.1% (Cost: $14,579,201,680)		15,160,131,519

Investment Companies

United States — 0.2%
iShares MSCI Russia ETF(f)	789,665	30,852,212

Total Investment Companies — 0.2% (Cost: $25,614,481)		30,852,212

Preferred Stocks

Brazil — 0.7%
Alpargatas SA, Preference Shares, NVS	146,400	807,367
Azul SA, Preference Shares, NVS	181,000	2,490,879
Banco Bradesco SA, Preference Shares, NVS	2,598,736	23,828,308
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	133,500	834,153
Bradespar SA, Preference Shares, NVS	146,600	1,231,992
Braskem SA, Class A, Preference Shares, NVS	128,700	1,164,341

106	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	152,400	$1,603,955
Cia. Brasileira de Distribuicao, Preference Shares, NVS	101,200	2,516,148
Cia. Energetica de Minas Gerais, Preference Shares, NVS	604,656	2,272,321
Cia. Energetica de Sao Paulo, Class B, Preference Shares, NVS	124,200	956,934
Cia. Paranaense de Energia, Preference Shares, NVS	70,000	914,394
Gerdau SA, Preference Shares, NVS	742,600	2,713,748
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS	68,800	749,146
Itau Unibanco Holding SA, Preference Shares, NVS	3,117,790	28,852,774
Itausa-Investimentos Itau SA, Preference Shares, NVS	2,949,949	9,776,714
Lojas Americanas SA, Preference Shares, NVS	480,220	2,316,481
Marcopolo SA, Preference Shares, NVS	309,100	312,994
Metalurgica Gerdau SA, Preference Shares, NVS	619,300	1,094,548
Petroleo Brasileiro SA, Preference Shares, NVS	2,715,600	18,822,848
Randon SA Implemetos e Participacoes, Preference Shares, NVS	248,025	653,252
Telefonica Brasil SA, Preference Shares, NVS	280,200	3,894,770

		107,808,067

Chile — 0.0%
Embotelladora Andina SA, Class B, Preference Shares	250,431	884,183
Sociedad Quimica y Minera de Chile SA, Series B, Preference Shares, NVS	75,878	2,235,192

		3,119,375

Colombia — 0.0%
Bancolombia SA, Preference Shares, NVS	288,284	3,612,634
Grupo Aval Acciones y Valores SA, Preference Shares, NVS	2,190,532	841,617

		4,454,251

Germany — 0.3%
Bayerische Motoren Werke AG, Preference Shares, NVS	34,700	2,080,493
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	7,360	401,537
Fuchs Petrolub SE, Preference Shares, NVS	44,622	1,735,894
Henkel AG & Co. KGaA, Preference Shares, NVS	114,643	11,901,479
Jungheinrich AG, Preference Shares, NVS	41,098	921,576
Porsche Automobil Holding SE, Preference Shares, NVS	101,158	6,721,716
Sartorius AG, Preference Shares, NVS	23,132	4,775,007
Volkswagen AG, Preference Shares, NVS	119,821	20,136,705

		48,674,407

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	3,888,522	2,078,150

South Korea — 0.2%
Amorepacific Corp., Preference Shares, NVS	5,598	368,595
CJ Corp., Preference Shares, NVS(a)(c)	1,165	26,587

Security	Shares	Value

South Korea (continued)
Hyundai Motor Co.
Preference Shares, NVS	14,058	$874,540
Series 2, Preference Shares, NVS	22,889	1,594,162
LG Chem Ltd., Preference Shares, NVS	4,760	722,188
LG Household & Health Care Ltd., Preference Shares, NVS	1,232	837,231
Samsung Electronics Co. Ltd., Preference Shares, NVS	531,297	16,615,661

		21,038,964

Total Preferred Stocks — 1.2% (Cost: $172,058,488)		187,173,214

Rights

China — 0.0%
Legend Holdings Corp., Class H, New (Expires 09/27/19)(a)	14,607	—

South Korea — 0.0%
Helixmith Co. Ltd., (Expires 08/06/19)(a)	626	32,541
Naturecell Co. Ltd., (Expires 09/03/19)(a)	5,627	12,081

		44,622

Total Rights — 0.0% (Cost: $0)		44,622

Short-Term Investments

Money Market Funds — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(f)(g)(h)	270,876,663	271,012,101
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(f)(g)	25,128,000	25,128,000

		296,140,101

Total Short-Term Investments — 1.9% (Cost: $296,043,053)		296,140,101

Total Investments in Securities — 101.4% (Cost: $15,072,917,702)		15,674,341,668

Other Assets, Less Liabilities — (1.4)%		(216,789,698)

Net Assets — 100.0%		$15,457,551,970

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	107

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Shares Purchased		Shares Sold	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	190,013,442	80,863,221	(b)	—	270,876,663	$271,012,101	$6,376,213	(c)	$8,372		$48,715
BlackRock Cash Funds: Treasury, SL Agency Shares	17,075,535	8,052,465	(b)	—	25,128,000	25,128,000	424,298		—		—
iShares MSCI Russia ETF.	573,602	216,063		—	789,665	30,852,212	1,461,196		—		3,176,110

						$326,992,313	$8,261,707		$8,372		$3,224,825

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE E-Mini	563	09/20/19	$53,071	$395,804
MSCI Emerging Markets E-Mini	381	09/20/19	19,538	313,099

				$708,903

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$708,903

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts.	$(3,496,139)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts.	$164,267

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$60,865,717

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

108	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	iShares® Core MSCI Total International Stock ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$15,158,020,676	$294,336	$1,816,507	$15,160,131,519
Investment Companies	30,852,212	—	—	30,852,212
Preferred Stocks	187,146,627	—	26,587	187,173,214
Rights	—	44,622	—	44,622
Money Market Funds	296,140,101	—	—	296,140,101

	$15,672,159,616	$338,958	$1,843,094	$15,674,341,668

Derivative financial instruments(a)
Assets
Futures Contracts	$708,903	$—	$—	$708,903

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	109

Statements of Assets and Liabilities

July 31, 2019

	iShares Core MSCI EAFE ETF	iShares Core MSCI Europe ETF	iShares Core MSCI International Developed Markets ETF	iShares Core MSCI Pacific ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$64,506,713,344	$3,200,053,878	$1,420,061,792	$1,029,504,339
Affiliated(c)	827,274,420	39,966,601	12,051,865	3,199,865
Cash	506	760	555	804
Foreign currency, at value(d)	183,607,143	7,134,174	2,741,686	3,062,524
Foreign currency pledged:
Futures contracts(e)	16,234,809	995,430	205,670	152,058
Receivables:
Investments sold	—	—	5,622	—
Securities lending income — Affiliated	1,777,186	98,051	38,880	7,236
Variation margin on futures contracts	105,620	9,403	1,334	—
Dividends	67,979,307	2,516,822	1,502,963	1,484,104
Tax reclaims	70,261,917	6,608,446	1,010,607	—
Foreign withholding tax claims	1,158,723	140,796	—	—

Total assets	65,675,112,975	3,257,524,361	1,437,620,974	1,037,410,930

LIABILITIES
Collateral on securities loaned, at value	821,118,235	39,697,104	11,894,501	3,120,875
Payables:
Investments purchased	—	—	4,507	—
Variation margin on futures contracts	583,687	43,565	7,901	1,884
Investment advisory fees	3,904,864	249,647	61,297	79,824
Professional fees	11,587	1,408	—	—

Total liabilities	825,618,373	39,991,724	11,968,206	3,202,583

NET ASSETS	$64,849,494,602	$3,217,532,637	$1,425,652,768	$1,034,208,347

NET ASSETS CONSIST OF:
Paid-in capital	$65,483,749,411	$3,356,421,299	$1,445,510,000	$990,874,949
Accumulated earnings (loss)	(634,254,809)	(138,888,662)	(19,857,232)	43,333,398

NET ASSETS	$64,849,494,602	$3,217,532,637	$1,425,652,768	$1,034,208,347

Shares outstanding	1,066,600,000	70,400,000	26,250,000	18,600,000

Net asset value	$60.80	$45.70	$54.31	$55.60

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$765,329,310	$37,248,484	$8,691,139	$2,894,501
(b) Investments, at cost — Unaffiliated	$64,541,026,955	$3,308,725,556	$1,425,306,163	$965,765,105
(c) Investments, at cost — Affiliated	$826,990,777	$39,952,667	$12,048,255	$3,199,105
(d) Foreign currency, at cost	$185,439,522	$7,196,809	$2,749,719	$3,092,858
(e) Foreign currency collateral pledged, at cost	$16,422,892	$1,012,309	$208,973	$152,628

See notes to financial statements.

110	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

July 31, 2019

iShares Core MSCI Total International Stock ETF (Consolidated)

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$15,347,349,355
Affiliated(c)	326,992,313
Cash	1,945,229
Foreign currency, at value(d)	9,354,694
Cash pledged:
Futures contracts	3,274,000
Receivables:
Investments sold	1,308,585
Securities lending income — Affiliated	661,722
Capital shares sold	116,032,591
Dividends	27,104,420
Tax reclaims	8,735,673
Foreign withholding tax claims	174,284

Total assets	15,842,932,866

LIABILITIES
Collateral on securities loaned, at value	270,940,860
Deferred foreign capital gain tax	741,037
Payables:
Investments purchased	112,047,859
Variation margin on futures contracts	453,588
Investment advisory fees	1,158,542
Professional fees	1,743
Foreign taxes	37,267

Total liabilities	385,380,896

NET ASSETS	$15,457,551,970

NET ASSETS CONSIST OF:
Paid-in capital	$15,142,375,240
Accumulated earnings	315,176,730

NET ASSETS	$15,457,551,970

Shares outstanding	266,700,000

Net asset value	$57.96

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$252,095,082
(b) Investments, at cost — Unaffiliated	$14,751,260,168
(c) Investments, at cost — Affiliated	$321,657,534
(d) Foreign currency, at cost	$9,371,845

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	111

Statements of Operations

Year Ended July 31, 2019

	iShares Core MSCI EAFE ETF	iShares Core MSCI Europe ETF	iShares Core MSCI International Developed Markets ETF	iShares Core MSCI Pacific ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$2,137,406,035	$121,025,312	$44,074,137	$30,376,289
Dividends — Affiliated	1,057,220	31,854	44,606	7,901
Securities lending income — Affiliated — net	19,826,001	997,426	319,718	190,976
Foreign taxes withheld	(164,611,595)	(10,555,907)	(3,830,527)	(1,759,565)

Total investment income	1,993,677,661	111,498,685	40,607,934	28,815,601

EXPENSES
Investment advisory fees	46,287,989	2,964,372	609,147	928,225
Professional fees	15,716	1,389	—	—

Total expenses	46,303,705	2,965,761	609,147	928,225

Net investment income	1,947,373,956	108,532,924	39,998,787	27,887,376

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(293,800,702)	(14,158,104)	(13,703,618)	(9,462,730)
Investments — Affiliated	53,584	3,349	808	2,009
In-kind redemptions — Unaffiliated	342,942,955	66,095,631	8,036,279	—
Futures contracts	(7,656,603)	993,653	197,105	(467,669)
Foreign currency transactions	(6,025,553)	(654,883)	(130,075)	26,952

Net realized gain (loss)	35,513,681	52,279,646	(5,599,501)	(9,901,438)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(3,769,681,421)	(190,633,346)	(7,514,472)	(21,675,131)
Investments — Affiliated	112,377	7,368	1,584	(1,847)
Futures contracts	4,525,165	(66,886)	48,040	54,249
Foreign currency translations	(2,808,677)	(136,166)	(24,395)	(29,230)

Net change in unrealized appreciation (depreciation)	(3,767,852,556)	(190,829,030)	(7,489,243)	(21,651,959)

Net realized and unrealized loss	(3,732,338,875)	(138,549,384)	(13,088,744)	(31,553,397)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,784,964,919)	$(30,016,460)	$26,910,043	$(3,666,021)

See notes to financial statements.

112	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended July 31, 2019

iShares Core MSCI Total International Stock ETF (Consolidated)

INVESTMENT INCOME
Dividends — Unaffiliated	$442,797,614
Dividends — Affiliated	1,885,494
Securities lending income — Affiliated — net	6,376,213
Foreign taxes withheld	(39,739,302)
Other foreign taxes	(161,596)

Total investment income	411,158,423

EXPENSES
Investment advisory fees	12,703,980
Commitment fees	18,448
Professional fees	1,962
Mauritius income taxes	104,114

Total expenses	12,828,504
Less:
Investment advisory fees waived	(142,905)

Total expenses after fees waived	12,685,599

Net investment income	398,472,824

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(210,617,596)
Investments — Affiliated	8,372
Futures contracts	(3,496,139)
Foreign currency transactions	(1,640,509)

Net realized loss	(215,745,872)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	(288,389,851)
Investments — Affiliated	3,224,825
Futures contracts	164,267
Foreign currency translations	(185,808)

Net change in unrealized appreciation (depreciation)	(285,186,567)

Net realized and unrealized loss	(500,932,439)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(102,459,615)

(a) Net of foreign capital gain tax of	$41,305
(b) Net of deferred foreign capital gain tax of	$(1,751,377)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	113

Statements of Changes in Net Assets

	iShares Core MSCI EAFE ETF		iShares Core MSCI Europe ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,947,373,956	$1,491,735,667	$108,532,924	$88,156,027
Net realized gain (loss)	35,513,681	(195,743,178)	52,279,646	180,089,737
Net change in unrealized appreciation (depreciation)	(3,767,852,556)	861,218,088	(190,829,030)	(97,668,170)

Net increase (decrease) in net assets resulting from operations	(1,784,964,919)	2,157,210,577	(30,016,460)	170,577,594

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(1,961,739,992)	(1,487,223,834)	(107,720,690)	(91,957,063)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	9,821,305,728	24,972,978,031	832,458,453	(446,649,230)

NET ASSETS(b)
Total increase (decrease) in net assets	6,074,600,817	25,642,964,774	694,721,303	(368,028,699)
Beginning of year	58,774,893,785	33,131,929,011	2,522,811,334	2,890,840,033

End of year	$64,849,494,602	$58,774,893,785	$3,217,532,637	$2,522,811,334

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 14 for this prior year information.

See notes to financial statements.

114	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares Core MSCI International Developed Markets ETF		iShares Core MSCI Pacific ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$39,998,787	$21,163,824	$27,887,376	$26,291,602
Net realized gain (loss)	(5,599,501)	6,186,188	(9,901,438)	81,625,440
Net change in unrealized appreciation (depreciation)	(7,489,243)	(158,734)	(21,651,959)	(21,945,487)

Net increase (decrease) in net assets resulting from operations	26,910,043	27,191,278	(3,666,021)	85,971,555

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(39,944,969)	(19,646,202)	(28,064,838)	(28,224,804)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	534,573,727	830,781,272	174,993,035	(248,855,860)

NET ASSETS(b)
Total increase (decrease) in net assets	521,538,801	838,326,348	143,262,176	(191,109,109)
Beginning of year	904,113,967	65,787,619	890,946,171	1,082,055,280

End of year	$1,425,652,768	$904,113,967	$1,034,208,347	$890,946,171

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 14 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	115

Statements of Changes in Net Assets  (continued)

	iShares Core MSCI Total International Stock ETF (Consolidated)
	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$398,472,824	$253,460,577
Net realized loss	(215,745,872)	(17,532,410)
Net change in unrealized appreciation (depreciation)	(285,186,567)	177,775,807

Net increase (decrease) in net assets resulting from operations	(102,459,615)	413,703,974

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(387,735,451)	(248,365,943)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	5,356,390,012	3,533,588,602

NET ASSETS(b)
Total increase in net assets	4,866,194,946	3,698,926,633
Beginning of year	10,591,357,024	6,892,430,391

End of year	$15,457,551,970	$10,591,357,024

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 14 for this prior year information.

See notes to financial statements.

116	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core MSCI EAFE ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17		Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$64.89	$62.42	$54.16		$59.33	$60.82

Net investment income(a)	2.00	2.05	1.76		1.72	1.83
Net realized and unrealized gain (loss)(b)	(4.14)	2.30	8.06		(5.46)	(1.77)

Net increase (decrease) from investment operations	(2.14)	4.35	9.82		(3.74)	0.06

Distributions(c)
From net investment income	(1.95)	(1.88)	(1.56)		(1.43)	(1.55)

Total distributions	(1.95)	(1.88)	(1.56)		(1.43)	(1.55)

Net asset value, end of year	$60.80	$64.89	$62.42		$54.16	$59.33

Total Return
Based on net asset value	(3.13)%	7.02%	18.36%		(6.24)%	0.16%

Ratios to Average Net Assets
Total expenses	0.08%	0.08%	0.09%		0.12%	0.12%

Total expenses after fees waived	0.08%	0.08%	0.09%		0.12%	0.12%

Total expenses excluding professional fees for foreign withholding tax claims	0.08%	N/A	0.09%		N/A	N/A

Net investment income	3.31%	3.14%	3.07	%(d)	3.22%	3.12%

Supplemental Data
Net assets, end of year (000)	$64,849,495	$58,774,894	$33,131,929		$11,959,585	$6,389,447

Portfolio turnover rate(e)	3%	2%	2%		2%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:
• Ratio of net investment income to average net assets by 0.01%.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	117

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core MSCI Europe ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17		Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$49.27	$48.02	$40.87		$46.46	$47.67

Net investment income(a)	1.64	1.54	1.58		1.45	1.69
Net realized and unrealized gain (loss)(b)	(3.65)	1.47	6.71		(5.81)	(1.72)

Net increase (decrease) from investment operations	(2.01)	3.01	8.29		(4.36)	(0.03)

Distributions(c)
From net investment income	(1.56)	(1.76)	(1.14)		(1.23)	(1.18)

Total distributions	(1.56)	(1.76)	(1.14)		(1.23)	(1.18)

Net asset value, end of year	$45.70	$49.27	$48.02		$40.87	$46.46

Total Return
Based on net asset value	(3.96)%	6.36%	20.54%		(9.39)%	(0.03)%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.11%		0.12%	0.14%

Total expenses after fees waived	0.10%	0.10%	0.11%		0.11%	0.05%

Total expenses excluding professional fees for foreign withholding tax claims	0.10%	N/A	0.11%		N/A	N/A

Net investment income	3.62%	3.09%	3.60	%(d)	3.51%	3.68%

Supplemental Data
Net assets, end of year (000)	$3,217,533	$2,522,811	$2,890,840		$960,411	$696,968

Portfolio turnover rate(e)	4%	3%	4%		3%	1%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:
• Ratio of net investment income to average net assets by 0.01%.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

118	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core MSCI International Developed Markets ETF
			Period From
	Year Ended	Year Ended	03/21/17	(a)
	07/31/19	07/31/18	to 07/31/17

Net asset value, beginning of period	$57.40	$54.82	$50.87

Net investment income(b)	1.76	1.79	0.75
Net realized and unrealized gain (loss)(c)	(3.27)	2.06	3.88

Net increase (decrease) from investment operations	(1.51)	3.85	4.63

Distributions(d)
From net investment income	(1.58)	(1.27)		(0.68)

Total distributions	(1.58)	(1.27)		(0.68)

Net asset value, end of period	$54.31	$57.40	$54.82

Total Return
Based on net asset value	(2.48)%	7.07%	9.14	%(e)

Ratios to Average Net Assets
Total expenses	0.05%	0.07%	0.07	%(f)

Total expenses after fees waived	0.05%	0.03%	0.00	%(f)

Net investment income	3.28%	3.08%	3.90	%(f)

Supplemental Data
Net assets, end of period (000)	$1,425,653	$904,114	$65,788

Portfolio turnover rate(g)	5%	6%	2	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	119

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core MSCI Pacific ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$58.23	$55.49	$49.58	$51.18	$51.98

Net investment income(a)	1.64	1.59	1.28	1.18	1.29
Net realized and unrealized gain (loss)(b)	(2.67)	3.01	6.07	(1.66)	(1.03)

Net increase (decrease) from investment operations	(1.03)	4.60	7.35	(0.48)	0.26

Distributions(c)
From net investment income	(1.60)	(1.86)	(1.44)	(1.12)	(1.06)

Total distributions	(1.60)	(1.86)	(1.44)	(1.12)	(1.06)

Net asset value, end of year	$55.60	$58.23	$55.49	$49.58	$51.18

Total Return
Based on net asset value	(1.61)%	8.28%	15.09%	(0.79)%	0.58%

Ratios to Average Net Assets
Total expenses.	0.10%	0.10%	0.11%	0.13%	0.14%

Total expenses after fees waived	0.10%	0.10%	0.11%	0.11%	0.05%

Net investment income	2.97%	2.71%	2.48%	2.52%	2.53%

Supplemental Data
Net assets, end of year (000)	$1,034,208	$890,946	$1,082,055	$778,376	$563,034

Portfolio turnover rate(d)	5%	5%	3%	6%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

120	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		iShares Core MSCI Total International Stock ETF (Consolidated)

	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$61.36	$59.26	$50.96	$54.71	$58.79

Net investment income(a)	1.77	1.79	1.58	1.46	1.59
Net realized and unrealized gain (loss)(b)	(3.55)	1.98	8.01	(3.88)	(4.25)

Net increase (decrease) from investment operations	(1.78)	3.77	9.59	(2.42)	(2.66)

Distributions(c)
From net investment income.	(1.62)	(1.67)	(1.29)	(1.33)	(1.42)

Total distributions	(1.62)	(1.67)	(1.29)	(1.33)	(1.42)

Net asset value, end of year	$57.96	$61.36	$59.26	$50.96	$54.71

Total Return
Based on net asset value	(2.73)%	6.39%	19.08%	(4.31)%	(4.52)%

Ratios to Average Net Assets
Total expenses(d)	0.10%	0.11%	0.12%	0.14%	0.15%

Total expenses after fees waived(d)	0.10%	0.11%	0.12%	0.14%	0.14%

Total expenses excluding professional fees for foreign withholding tax claims (d)	0.10%	N/A	0.12%	N/A	N/A

Net investment income	3.09%	2.87%	2.93%	2.95%	2.86%

Supplemental Data
Net assets, end of year (000)	$15,457,552	$10,591,357	$6,892,430	$2,542,666	$1,695,867

Portfolio turnover rate(e)(f)	6%	2%	3%	7%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	121

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core MSCI EAFE	Diversified
Core MSCI Europe	Diversified
Core MSCI International Developed Markets	Non-diversified
Core MSCI Pacific	Diversified
Core MSCI Total International Stock	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for the iShares Core MSCI Total International Stock ETF includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. Intercompany accounts and transactions, if any, have been eliminated.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2019, if any, are disclosed in the statement of assets and liabilities.

The iShares Core MSCI Total International Stock ETF conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities and the same covers the period of any exits.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, the Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the FSC, the Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against the Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by the

122	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Subsidiary and are disclosed in its consolidated statement of operations. Any dividends paid by the Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification

N O T E S T O F I N A N C I A L S T A T E M E N T S	123

Notes to Financial Statements (continued)

is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of July 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Core MSCI EAFE
Barclays Bank PLC	$999,936	$999,936		$—	$—
Barclays Capital Inc.	32,833,498	32,833,498		—	—
BNP Paribas Prime Brokerage International Ltd.	166,656	166,656		—	—
BNP Paribas Securities Corp.	29,093	29,093		—	—
BofA Securities, Inc.	50,220,636	50,220,636		—	—
Citigroup Global Markets Inc.	55,792,468	55,792,468		—	—
Credit Suisse AG Dublin Branch	57,706,692	57,706,692		—	—
Credit Suisse Securities (USA) LLC	16,252,168	16,252,168		—	—
Deutsche Bank Securities Inc.	8,155,941	8,155,941		—	—
Goldman Sachs & Co.	193,046,091	193,046,091		—	—
HSBC Bank PLC	8,403,179	8,403,179		—	—
Jefferies LLC	18,545,409	18,545,409		—	—
JPMorgan Securities LLC	81,614,704	81,614,704		—	—
Macquarie Bank Limited	10,165,988	10,165,988		—	—
Morgan Stanley & Co. LLC	165,608,916	165,608,916		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	28,185,589	28,185,589		—	—
Nomura Securities International Inc.	8,262,299	8,262,299		—	—
Scotia Capital (USA) Inc.	1,902,614	1,902,614		—	—
SEB Securities Inc.	7,614,632	7,614,632		—	—
SG Americas Securities LLC	864,133	848,556		—	(15,577	)(b)
State Street Bank & Trust Company	1,801,271	1,801,271		—	—
UBS AG	17,145,341	17,145,341		—	—
UBS Securities LLC	4,526	4,066		—	(460	)(b)
Wells Fargo Bank, National Association	7,530	7,530		—	—

	$765,329,310	$765,313,273		$—	$(16,037)

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Notes to Financial Statements (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Core MSCI Europe
BofA Securities, Inc.	$1,613,943	$1,613,943		$—	$—
Citigroup Global Markets Inc.	5,575,344	5,575,344		—	—
Credit Suisse AG Dublin Branch	2,485,376	2,485,376		—	—
Credit Suisse Securities (USA) LLC	7,735	7,735		—	—
Deutsche Bank Securities Inc.	894,334	894,334		—	—
Goldman Sachs & Co.	14,223,739	14,223,739		—	—
HSBC Bank PLC	339,319	339,319		—	—
Jefferies LLC	2,243,928	2,243,928		—	—
JPMorgan Securities LLC	2,361,805	2,361,805		—	—
Morgan Stanley & Co. LLC	5,262,221	5,262,221		—	—
Nomura Securities International Inc.	991,714	986,073		—	(5,641	)(b)
SG Americas Securities LLC	321,849	294,504		—	(27,345	)(b)
State Street Bank & Trust Company	220,237	220,237		—	—
UBS AG	706,940	706,940		—	—

	$37,248,484	$37,215,498		$—	$(32,986)

Core MSCI International Developed Markets
BofA Securities, Inc.	$1,269,627	$1,269,627		$—	$—
Citigroup Global Markets Inc.	1,911,982	1,911,982		—	—
Credit Suisse AG Dublin Branch	287,542	287,542		—	—
HSBC Bank PLC	472,921	472,921		—	—
Jefferies LLC	71,065	71,065		—	—
JPMorgan Securities LLC	60,961	60,961		—	—
Morgan Stanley & Co. LLC	2,980,483	2,980,483		—	—
State Street Bank & Trust Company	881,657	881,657		—	—
UBS AG	51,070	51,070		—	—
Wells Fargo Bank, National Association	90,360	90,360		—	—
Wells Fargo Securities LLC	613,471	613,471		—	—

	$8,691,139	$8,691,139		$—	$—

Core MSCI Pacific
BofA Securities, Inc.	$289,492	$289,492		$—	$—
Citigroup Global Markets Inc.	1,162,621	1,162,621		—	—
Credit Suisse Securities (USA) LLC	282,978	282,978		—	—
JPMorgan Securities LLC	472,977	472,977		—	—
Macquarie Bank Limited	39,324	39,324		—	—
Nomura Securities International Inc.	127,013	127,013		—	—
State Street Bank & Trust Company	125,996	125,996		—	—
UBS AG	394,100	394,100		—	—

	$2,894,501	$2,894,501		$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	125

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Core MSCI Total International Stock
Barclays Capital Inc.	$3,558,142	$3,558,142		$—	$—
BNP Paribas Securities Corp.	164,628	164,628		—	—
BofA Securities, Inc.	14,690,448	14,690,448		—	—
Citigroup Global Markets Inc.	20,783,725	20,783,725		—	—
Credit Suisse AG Dublin Branch	7,707,460	7,707,460		—	—
Credit Suisse Securities (USA) LLC	16,095,816	16,095,816		—	—
Deutsche Bank Securities Inc.	1,964,098	1,964,098		—	—
Goldman Sachs & Co.	58,284,811	58,284,811		—	—
HSBC Bank PLC	3,946,416	3,946,416		—	—
Jefferies LLC	1,604,959	1,604,959		—	—
JPMorgan Securities LLC	33,514,518	33,514,518		—	—
JPMorgan Securities PLC	309,342	309,342		—	—
Macquarie Bank Limited	2,804,339	2,804,339		—	—
Morgan Stanley & Co. International PLC	2,848,018	2,848,018		—	—
Morgan Stanley & Co. LLC	48,607,618	48,607,618		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	12,396,164	12,396,164		—	—
National Financial Services LLC	596,530	596,530		—	—
Natixis Securities Americas LLC	245,405	220,968		—	(24,437	)(b)
Nomura Securities International Inc.	3,586,122	3,586,122		—	—
SEB Securities Inc.	1,310,835	943,735		—	(367,100	)(b)
SG Americas Securities LLC	1,370,016	1,370,016		—	—
State Street Bank & Trust Company	4,700,390	4,700,390		—	—
UBS AG	5,730,975	5,730,975		—	—
UBS Securities LLC	218,236	218,236		—	—
Wells Fargo Bank, National Association	105,004	105,004		—	—
Wells Fargo Securities LLC	4,951,067	4,951,067		—	—

	$252,095,082	$251,703,545		$—	$(391,537)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

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Notes to Financial Statements (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Core MSCI EAFE	0.07%
Core MSCI Europe	0.09
Core MSCI International Developed Markets	0.05
Core MSCI Pacific	0.09
Core MSCI Total International Stock	0.09

Prior to June 20, 2019, for its investment advisory services to each of the iShares Core MSCI Europe ETF, iShares Core MSCI Pacific ETF and iShares Core MSCI Total International Stock ETF, BFA was entitled to an annual investment advisory fee of 0.10%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Prior to June 20, 2019, for the investment advisory services to the iShares Core MSCI EAFE ETF, BFA was entitled to an annual investment advisory fee of 0.08%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee, acquired fund fees and expenses, and any other fund expenses is a fund’s total annual operating expenses.

For the iShares Core MSCI Total International Stock ETF, BFA contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2021 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	127

Notes to Financial Statements (continued)

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended July 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Core MSCI EAFE	$4,303,892
Core MSCI Europe	219,479
Core MSCI International Developed Markets	71,249
Core MSCI Pacific	40,321
Core MSCI Total International Stock	1,401,214

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales

Core MSCI EAFE	$73,760,038	$124,152,433
Core MSCI Total International Stock	10,651,339	73,090,271

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales

Core MSCI EAFE	$4,061,640,231	$1,479,707,694
Core MSCI Europe	204,938,090	104,828,800
Core MSCI International Developed Markets	384,811,158	60,799,628
Core MSCI Pacific	55,234,682	49,021,453
Core MSCI Total International Stock	3,072,801,299	710,291,799

For the year ended July 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Core MSCI EAFE	$8,431,808,094	$1,207,925,323
Core MSCI Europe	1,148,668,657	413,559,874
Core MSCI International Developed Markets	316,576,639	104,584,204
Core MSCI Pacific	166,405,740	—
Core MSCI Total International Stock	2,991,924,424	—

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

128	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Core MSCI EAFE	$313,153,300	$(313,153,300)
Core MSCI Europe	64,408,568	(64,408,568)
Core MSCI International Developed Markets	7,783,127	(7,783,127)
Core MSCI Pacific	495	(495)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/19	Year Ended 07/31/18

Core MSCI EAFE
Ordinary income	$1,961,739,992	$1,487,223,834

Core MSCI Europe
Ordinary income	$107,720,690	$91,957,063

Core MSCI International Developed Markets
Ordinary income	$39,944,969	$19,646,202

Core MSCI Pacific
Ordinary income	$28,064,838	$28,224,804

Core MSCI Total International Stock
Ordinary income	$387,735,451	$248,365,943

As of July 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

Core MSCI EAFE	$228,239,008	$(364,668,507)	$(497,825,310)	$(634,254,809)
Core MSCI Europe	6,281,493	(26,637,158)	(118,532,997)	(138,888,662)
Core MSCI International Developed Markets	8,032,475	(15,024,927)	(12,864,780)	(19,857,232)
Core MSCI Pacific	6,165,105	(14,215,965)	51,384,258	43,333,398
Core MSCI Total International Stock	81,441,798	(188,435,824)	422,170,755	315,176,729

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions and foreign withholding tax reclaims.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Core MSCI EAFE	$65,830,759,705	$6,759,068,372	$(7,254,461,588)	$(495,393,216)
Core MSCI Europe	3,358,516,802	295,030,361	(413,526,684)	(118,496,323)
Core MSCI International Developed Markets	1,444,956,353	114,542,709	(127,366,918)	(12,824,209)
Core MSCI Pacific	981,336,890	131,144,591	(79,718,637)	51,425,954
Core MSCI Total International Stock	15,251,352,128	1,572,017,948	(1,149,028,408)	422,989,540

N O T E S T O F I N A N C I A L S T A T E M E N T S	129

Notes to Financial Statements (continued)

9.	LINE OF CREDIT

The iShares Core MSCI Total International Stock ETF, along with certain other iShares funds, is a party to a $300 million credit agreement with State Street Bank and Trust Company, which expires on October 23, 2019. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

The Fund did not borrow under the credit agreement during the year ended July 31, 2019.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

130	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Transactions in capital shares were as follows:

	Year Ended 07/31/19		Year Ended 07/31/18
iShares ETF	Shares	Amount	Shares	Amount

Core MSCI EAFE
Shares sold	183,600,000	$11,156,266,257	375,000,000	$24,972,978,031
Shares redeemed	(22,800,000)	(1,334,960,529)	—	—

Net increase	160,800,000	$9,821,305,728	375,000,000	$24,972,978,031

Core MSCI Europe
Shares sold	28,600,000	$1,255,161,020	10,900,000	$541,879,431
Shares redeemed	(9,400,000)	(422,702,567)	(19,900,000)	(988,528,661)

Net increase(decrease)	19,200,000	$832,458,453	(9,000,000)	$(446,649,230)

Core MSCI International Developed Markets
Shares sold	12,750,000	$652,992,504	16,050,000	$918,799,692
Shares redeemed	(2,250,000)	(118,418,777)	(1,500,000)	(88,018,420)

Net increase	10,500,000	$534,573,727	14,550,000	$830,781,272

Core MSCI Pacific
Shares sold	3,300,000	$174,993,035	1,300,000	$75,691,705
Shares redeemed	—	—	(5,500,000)	(324,547,565)

Net increase(decrease)	3,300,000	$174,993,035	(4,200,000)	$(248,855,860)

Core MSCI Total International Stock
Shares sold	94,100,000	$5,356,390,012	56,300,000	$3,533,588,602

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares Core MSCI EAFE, iShares Core MSCI Europe and iShares Core MSCI Total International Stock ETFs have filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Funds have recorded receivables for all recoverable taxes withheld by Finland based upon recent favorable determinations made by the Finnish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Funds. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon statutes of limitation on taxes. The Funds continue to evaluate developments in Finland for potential impact to the receivables and payables recorded. Finnish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities.

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the iShares Core MSCI EAFE, iShares Core MSCI Europe and iShares Core MSCI Total International Stock ETFs is able to pass through to its shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

13.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the

N O T E S T O F I N A N C I A L S T A T E M E N T S	131

Notes to Financial Statements (continued)

Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

14.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
Core MSCI EAFE	$1,487,223,834
Core MSCI Europe	91,957,063
Core MSCI International Developed Markets	19,646,202
Core MSCI Pacific	28,224,804
Core MSCI Total International Stock	248,365,943

Undistributed (distributions in excess of) net investment income as of July 31, 2018 are as follows:

iShares ETF	Undistributed (distributions in excess of) net investment income
Core MSCI EAFE	$(3,313,968)
Core MSCI Europe	2,837,268
Core MSCI International Developed Markets	1,446,347
Core MSCI Pacific	(2,272,100)
Core MSCI Total International Stock	16,959,857

15.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

132	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF,

iShares Core MSCI International Developed Markets ETF, iShares Core MSCI Pacific ETF and

iShares Core MSCI Total International Stock ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF, iShares Core MSCI International Developed Markets ETF, iShares Core MSCI Pacific ETF and iShares Core MSCI Total International Stock ETF (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2019, the related statements of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2019:

iShares ETF	Qualified Dividend Income
Core MSCI EAFE	$1,955,195,683
Core MSCI Europe	118,057,065
Core MSCI International Developed Markets.	40,640,588
Core MSCI Pacific	24,358,698
Core MSCI Total International Stock	373,273,180

For the fiscal year ended July 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core MSCI EAFE	$2,132,215,039	$153,897,299
Core MSCI Europe	120,633,646	9,720,842
Core MSCI International Developed Markets	43,966,949	3,475,050
Core MSCI Pacific	30,213,764	1,550,997
Core MSCI Total International Stock	441,987,440	34,746,913

134	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Trust

iShares Core MSCI EAFE ETF, iShares Core MSCI Total International Stock ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, during the June 17-19, 2019 meeting, the Board approved a permanent reduction to the advisory fee rate charged to each Fund. In addition, the Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

iShares Core MSCI Europe ETF, iShares Core MSCI Pacific ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

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Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, during the June 17-19, 2019 meeting, the Board approved a permanent reduction to the advisory fee rate charged to each Fund. In addition, the Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Core MSCI International Developed Markets ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its

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Board Review and Approval of Investment Advisory Contract  (continued)

committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	139

Board Review and Approval of Investment Advisory Contract  (continued)

revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core MSCI EAFE	$1.948634	$—	$—	$1.948634	100%	—%	—%	100%
Core MSCI International Developed Markets	1.579608	—	—	1.579608	100	—	—	100
Core MSCI Pacific	1.596401	—	—	1.596401	100	—	—	100
Core MSCI Total International Stock	1.622592	—	—	1.622592	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core MSCI EAFE ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.07%
Greater than 1.5% and Less than 2.0%	6	0.43
Greater than 1.0% and Less than 1.5%	36	2.60
Greater than 0.5% and Less than 1.0%	186	13.47
Greater than 0.0% and Less than 0.5%	746	53.99
At NAV	22	1.59
Less than 0.0% and Greater than –0.5%	302	21.86
Less than –0.5% and Greater than –1.0%	61	4.41
Less than –1.0% and Greater than –1.5%	18	1.30
Less than –1.5% and Greater than –2.0%	2	0.14
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –6.0%	1	0.07

	1,382	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	141

Supplemental Information (unaudited) (continued)

iShares Core MSCI Europe ETF

Period Covered: June 12, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 2.0% and Less than 2.5%	3	0.24
Greater than 1.5% and Less than 2.0%	5	0.39
Greater than 1.0% and Less than 1.5%	38	2.99
Greater than 0.5% and Less than 1.0%	138	10.86
Greater than 0.0% and Less than 0.5%	673	52.94
At NAV	11	0.87
Less than 0.0% and Greater than –0.5%	348	27.38
Less than –0.5% and Greater than –1.0%	39	3.07
Less than –1.0% and Greater than –1.5%	12	0.94
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	1	0.08

	1,271	100.00%

iShares Core MSCI International Developed Markets ETF

Period Covered: March 23, 2017 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.18%
Greater than 1.5% and Less than 2.0%	1	0.18
Greater than 1.0% and Less than 1.5%	5	0.88
Greater than 0.5% and Less than 1.0%	70	12.26
Greater than 0.0% and Less than 0.5%	316	55.33
At NAV	7	1.23
Less than 0.0% and Greater than –0.5%	137	23.98
Less than –0.5% and Greater than –1.0%	26	4.55
Less than –1.0% and Greater than –1.5%	6	1.05
Less than –2.0% and Greater than –2.5%	1	0.18
Less than –3.0% and Greater than –3.5%	1	0.18

	571	100.00%

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Supplemental Information (unaudited) (continued)

iShares Core MSCI Pacific ETF

Period Covered: June 12, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.08%
Greater than 3.5% and Less than 4.0%	1	0.08
Greater than 2.5% and Less than 3.0%	2	0.16
Greater than 2.0% and Less than 2.5%	8	0.63
Greater than 1.5% and Less than 2.0%	19	1.49
Greater than 1.0% and Less than 1.5%	68	5.35
Greater than 0.5% and Less than 1.0%	207	16.29
Greater than 0.0% and Less than 0.5%	479	37.68
At NAV	12	0.94
Less than 0.0% and Greater than –0.5%	296	23.29
Less than –0.5% and Greater than –1.0%	106	8.34
Less than –1.0% and Greater than –1.5%	41	3.23
Less than –1.5% and Greater than –2.0%	19	1.49
Less than –2.0% and Greater than –2.5%	6	0.47
Less than –2.5% and Greater than –3.0%	2	0.16
Less than –3.0% and Greater than –3.5%	3	0.24
Less than –3.5% and Greater than –4.0%	1	0.08

	1,271	100.00%

iShares Core MSCI Total International Stock ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.07%
Greater than 1.5% and Less than 2.0%	5	0.36
Greater than 1.0% and Less than 1.5%	45	3.26
Greater than 0.5% and Less than 1.0%	269	19.47
Greater than 0.0% and Less than 0.5%	752	54.42
At NAV	18	1.30
Less than 0.0% and Greater than –0.5%	229	16.57
Less than –0.5% and Greater than –1.0%	48	3.47
Less than –1.0% and Greater than –1.5%	12	0.87
Less than –1.5% and Greater than –2.0%	2	0.14
Less than –2.5% and Greater than –3.0%	1	0.07

	1,382	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	143

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 360 funds as of July 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park, Martin Small and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park, Mr. Small and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

144	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (54)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006)
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
(a) Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	145

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

146	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

SDR	Swedish Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	147

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

JULY 31, 2019

2019 ANNUAL REPORT

iShares Trust

▶	iShares Edge MSCI Intl Momentum Factor ETF | IMTM | NYSE Arca

▶	iShares Edge MSCI Intl Quality Factor ETF | IQLT | NYSE Arca

▶	iShares Edge MSCI Intl Size Factor ETF | ISZE | NYSE Arca

▶	iShares Edge MSCI Intl Value Factor ETF | IVLU | NYSE Arca

▶	iShares Edge MSCI USA Momentum Factor ETF | MTUM | Cboe BZX

▶	iShares Edge MSCI USA Quality Factor ETF | QUAL | Cboe BZX

▶	iShares Edge MSCI USA Size Factor ETF | SIZE | NYSE Arca

▶	iShares Edge MSCI USA Value Factor ETF | VLUE | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced for the 12 months ended July 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.95% in U.S. dollar terms for the reporting period.

Global stocks declined sharply in the second half of 2018 amid high volatility, before rebounding in 2019 to post modest gains for the reporting period. The initial downturn was prompted by trade tensions, particularly between the U.S. and China, and slowing global economic growth. Markets later recovered from a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending.

The most influential central banks reacted to signs of an economic slowdown by changing their outlook for interest rate policy, which supported markets in the second half of the reporting period. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady in early 2019, and lowered interest rates in July 2019 for the first time in 11 years. The European Central Bank sustained its already negative short-term interest rates, while signaling an interest rate decrease, in the second half of 2019, and the return of its monetary stimulus program. The Bank of Japan also sustained negative short-term interest rates while signaling a possible future decrease, while the Chinese government enacted stimulus measures. Expectations of lower borrowing costs and the corresponding increases in the global money supply drove risk assets to record highs.

The U.S. stock market advanced as unemployment decreased to its lowest level since 1969, despite variable economic growth. Consumer spending was robust, as steady job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level since 2010. Abudget deal reached in July 2019 promised to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased and bond issuance by the U.S. Treasury Department reached a record high. Trade tensions between the U.S. and China persisted, as the U.S. implemented tariffs on $200 million of Chinese imports and publicly discussed further tariffs. However, market reaction to the negotiations lessened over time as investors became more optimistic that the Trump administration would minimize the effect of trade policy on markets.

The Eurozone economy grew at a slower pace, as economic growth varied widely by country. Ongoing trade tensions and the resulting slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. Smaller economies, such as Ireland and Malta, grew at a fast pace, while Italy entered a recession before returning to growth in early 2019.

Emerging markets posted relatively flat during the reporting period, albeit with a relatively high amount of volatility. In the first half of the reporting period, emerging market stocks declined sharply, as rising interest rates and a strengthening U.S. dollar led to concerns among investors about foreign-denominated debt. However, a shift to looser monetary policy and desire for yield supported emerging market stocks in 2019, reversing previous declines.

Markets in the Asia-Pacific region were negatively affected by trade tensions between the U.S. and China and a slowdown in the Chinese economy. Countries throughout the Asia-Pacific region supply China with many industrial and consumer goods and services, and corporate earnings in the region were moderated by China’s recent struggles.

MARKET OVERVIEW	3

Fund Summary as of July 31, 2019	iShares® Edge MSCI Intl Momentum Factor ETF

Investment Objective

The iShares Edge MSCI Intl Momentum Factor ETF (the “Fund”) seeks to track the investment results of an index that measures the performance of international developed large- and mid-capitalization stocks exhibiting relatively higher momentum characteristics, as represented by the MSCI World ex USA Momentum Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.55%	5.42%	0.55%	27.11%
Fund Market	(0.30)	5.28	(0.30)	26.38
Index	0.57	5.70	0.57	28.70

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/13/15. The first day of secondary market trading was 1/15/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,093.90	$1.56		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares® Edge MSCI Intl Momentum Factor ETF

Portfolio Management Commentary

International developed stocks with relatively higher momentum characteristics advanced marginally for the reporting period amid slowing global growth and a protracted trade dispute between the U.S. and China. Switzerland was the leading contributor to the Index’s return, driven largely by the defensive consumer staples and healthcare sectors, which often benefit during times of market volatility and economic uncertainty. Among consumer staples stocks, food manufacturers advanced due to strong sales growth, particularly of premium products, and rising international demand. Swiss pharmaceuticals companies benefited from strong sales of new cancer and multiple sclerosis drugs and regulatory approval of corrective therapies for disease-causing genetic errors. Canadian stocks contributed moderately to the Index’s performance, driven by the information technology sector, which advanced amid higher sales of e-commerce products by software and services providers.

On the downside, Japanese stocks detracted from the Index’s return amid sluggish economic growth and declining exports. The U.S.-China trade impasse, which led to disruptions in Asian supply chains, and Japanese restrictions on certain exports to South Korea pressured equities. The consumer staples sector was a key detractor, as lower sales among personal products manufacturers, due in part to supply chain difficulties, weighed on returns of the sector. Stocks in the food, beverages, and tobacco industry were constrained by higher labor and transportation costs. The energy sector also weighed on performance, pressured by falling oil prices and lower domestic oil consumption. A shrinking population and increased use of energy efficient vehicles led to reduced demand for oil.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI World ex USA Index. Sharp market declines, which occurred at the end of 2018 and in the spring of 2019, weighed on momentum-driven stocks. However, the momentum factor rallied during subsequent market rebounds leading to outperformance for the reporting period. In the process of seeking stocks with higher momentum characteristics, the Index shifted from an underweight to an overweight position in Canada, and from a large overweight to a large underweight in Japan. Positioning in Germany and Japan drove relative performance, while an overweight to Hong Kong detracted. Turning to sectors, the consumer discretionary and energy sectors moved from overweight to underweight, while the opposite occurred in the utilities, healthcare, and consumer staples sectors. Positioning in the financials and industrials sectors contributed to outperformance, while positioning in the healthcare sector detracted.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Staples	18.7%
Industrials	14.9
Health Care	13.7
Financials	13.1
Information Technology	10.7
Consumer Discretionary	8.4
Materials	5.8
Utilities	5.2
Real Estate	3.7
Communication Services	2.9
Energy	2.9

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Switzerland	14.2%
Canada	13.7
France	13.7
Japan	10.1
United Kingdom	9.1
Germany	7.2
Australia	6.8
Hong Kong	6.0
Netherlands	5.8
Sweden	2.9

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of July 31, 2019	iShares® Edge MSCI Intl Quality Factor ETF

Investment Objective

The iShares Edge MSCI Intl Quality Factor ETF (the “Fund”) seeks to track the investment results of an index that measures the performance of international developed large- and mid-capitalization stocks exhibiting relatively higher quality characteristics as identified through three fundamental variables: return on equity, earnings variability and debt-to-equity, as represented by the MSCI World ex USA Sector Neutral Quality Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	2.99%	6.10%	2.99%	30.91%
Fund Market	2.64	5.96	2.64	30.13
Index	3.12	6.35	3.12	32.29

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/13/15. The first day of secondary market trading was 1/15/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,097.10	$1.56		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares® Edge MSCI Intl Quality Factor ETF

Portfolio Management Commentary

International developed equities with higher quality characteristics advanced during the reporting period despite slowing global growth and a protracted trade dispute between the U.S. and China. Switzerland was the leading contributor to the Index’s return, driven largely by consumer staples and healthcare stocks, defensive sectors that often benefit during periods of market volatility and economic uncertainty. Among consumer staples stocks, food manufacturers benefited from strong sales growth, particularly of premium products, and rising international demand. The Swiss pharmaceuticals industry gained amid a solid product pipeline that included several new cancer-fighting treatments and development of corrective therapies for disease-causing genetic errors. Insurance companies, whose profit growth was supported by higher revenue from premiums and fees, also added to the Index’s return.

Hong Kong also contributed to the Index’s performance, driven by the financials sector. Insurance companies advanced due to strong gains in new business, tied in part to expansion into international markets, including China, which opened its financials sector to greater participation by foreign companies. The capital markets industry was supported by rising trading volumes and higher income from stock listings, notably in China, as international interest in mainland investing increased.

Australia’s real estate sector contributed modestly amid strong demand for office space, which bolstered real estate investment trusts (“REITs”). REITs also benefited from attractive dividend yields as compared to Australian bonds, whose yields dipped to their lowest level since 2016.

On the downside, Japanese stocks detracted marginally from the Index’s return amid sluggish economic growth and declining exports as a result of the U.S.-China trade impasse, which led to disruptions in Asian supply chains. Restrictions on certain exports to South Korea also added to uncertainty surrounding trade.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI World ex USA Index. Amid uncertainty about growth and trade, international markets shifted in favor of quality, leading the Index to decline less in the market downturn in late 2018, and to outperform the broader market during the rebound in 2019. In the process of seeking stocks with higher quality characteristics, the Index increased its overweight position in the U.K. and decreased exposure to Canada and Germany. Stock selection in the U.K. and positioning in Switzerland were the largest contributors to relative performance, while positioning in Finland detracted slightly. Turning to sectors, stock selection in the financials and consumer staples sectors contributed, while stock selection in the materials and energy sectors weighed on relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	20.9%
Industrials	14.3
Consumer Staples	11.0
Consumer Discretionary	10.8
Health Care	10.4
Materials	7.3
Energy	6.6
Information Technology	6.5
Communication Services	5.3
Utilities	3.6
Real Estate	3.3

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
United Kingdom	20.3%
Switzerland	12.1
Japan	12.0
France	9.5
Germany	7.7
Hong Kong	7.4
Canada	6.5
Australia	6.1
Denmark	3.9
Netherlands	3.6

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of July 31, 2019	iShares® Edge MSCI Intl Size Factor ETF

Investment Objective

The iShares Edge MSCI Intl Size Factor ETF (the “Fund”) seeks to track the investment results of an index composed of international developed large- and mid-capitalization stocks with relatively smaller average market capitalization, as represented by the MSCI World ex USA Low Size Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(2.93)%	4.01%	(2.93)%	17.59%
Fund Market	(3.37)	3.77	(3.37)	16.52
Index(a)	(3.28)	4.02	(3.28)	17.66
MSCI World ex USA Risk Weighted Index	(1.42)	4.51	(1.42)	19.92
MSCI World ex USA Low Size Index(b)	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/16/15. The first day of secondary market trading was 6/18/15.

(a)

Index performance through December 2, 2018 reflects the performance of the MSCI World ex USA Risk Weighted Index. Index performance beginning on December 3, 2018 reflects the performance of the MSCI World ex USA Low Size Index, which, effective as of December 3, 2018, replaced the MSCI World ex USA Risk Weighted Index as the underlying index of the Fund.

(b)	The inception date of the MSCI World ex USA Low Size Index was September 11, 2018. The cumulative total return of this index for the period September 11, 2018 through July 31, 2019 was -1.01%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,032.70	$1.51		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares® Edge MSCI Intl Size Factor ETF

Portfolio Management Commentary

Smaller-capitalization international stocks declined modestly during the reporting period amid slowing global growth and a protracted trade dispute between the U.S. and China. Stocks in Japan were the leading detractors from the Index’s return as sluggish economic growth and declining exports due to the U.S.-China trade impasse led to disruptions in Asian supply chains. Restrictions on certain exports to South Korea also added to uncertainty surrounding trade. The consumer discretionary sector, where trade tensions were particularly damaging to the automobiles and auto components industries, was Japan’s primary detractor. Automobile manufacturers weakened amid lower car exports and slowing global car sales, particularly in China, Japan’s largest trading partner. Similarly, declining demand for car parts from China pressured auto parts and component companies.

In the financials sector, banks struggled as interest rates — a key component of profitability — remained historically low, pressuring lending margins. Rising bad-loan provisions and lower demand for services from the country’s aging and shrinking population also constrained the industry’s returns. Diversified financial services stocks, which struggled due to lower trading volumes, also weighed on the sector’s return.

Stocks in Germany and the U.K were marginal detractors, declining amid slowing economic growth, global trade tensions, and continued Brexit uncertainty. Industrials sector weakness drove detraction in both countries, as Germany’s manufacturing activity decreased, most notably in the capital goods industry. In the U.K., the air freight and logistics industry weighed on performance as delivery volumes declined due to rising digital communication.

In terms of relative performance, the Index slightly underperformed the broader market, as represented by the MSCI World ex USA Index. The size factor’s underperformance was driven by sharp market declines, which occurred at the end of 2018 and in the spring of 2019, and weighed more heavily on smaller-capitalization stocks, as risk-averse investors sought stability and turned toward larger-capitalization equities, which declined less. In the process of seeking smaller capitalization stocks, the Index increased its underweight position in Switzerland and overweight in Japan, which detracted from relative performance. An underweight in Germany contributed to relative return.

Turning to sectors, the consumer discretionary and materials sectors moved from underweight to overweight, and the Index decreased its exposure to the real estate and consumer staples sectors. Positioning in the consumer discretionary and industrials sectors detracted from relative performance, while underweights in the financials and energy sectors were relative contributors.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	18.2%
Financials	16.0
Consumer Discretionary	12.7
Materials	10.0
Consumer Staples	8.1
Information Technology	7.3
Health Care	7.0
Real Estate	6.5
Communication Services	5.6
Utilities	4.9
Energy	3.7

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Japan	33.2%
Canada	9.0
United Kingdom	8.9
France	7.9
Australia	7.2
Germany	5.8
Hong Kong	4.3
Switzerland	3.9
Sweden	2.9
Singapore	2.7

(a)	Excludes money market funds.

FUND SUMMARY	9

Fund Summary as of July 31, 2019	iShares® Edge MSCI Intl Value Factor ETF

Investment Objective

The iShares Edge MSCI Intl Value Factor ETF (the “Fund”) seeks to track the investment results of an index composed of international developed large- and mid-capitalization stocks with value characteristics and relatively lower valuations, as represented by the MSCI World ex USA Enhanced Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(8.80)%	0.71%	(8.80)%	2.95%
Fund Market	(9.27)	0.62	(9.27)	2.59
Index	(8.93)	0.70	(8.93)	2.94

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/16/15. The first day of secondary market trading was 6/18/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$978.00	$1.47		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares® Edge MSCI Intl Value Factor ETF

Portfolio Management Commentary

International value stocks declined substantially during the reporting period amid slowing global growth and a protracted trade dispute between the U.S. and China. Japanese stocks were the main detractors from the Index’s return as sluggish economic growth and declining exports led to disruptions in Asian supply chains. In the financials sector, banks struggled as interest rates – a key component of profitability – remained historically low, pressuring lending margins. Rising bad-loan provisions and lower demand for services from the country’s aging and shrinking population also constrained the industry’s returns.

In the Japanese consumer discretionary sector, automobile manufacturers weakened amid lower car exports and slowing global car sales. Stalling demand for car parts from China, Japan’s largest trading partner, pressured auto parts and component companies. The chemicals and steel industries weighed on the materials sector. Chemicals companies declined due to sharply lower prices and slumping demand for basic chemicals, while rising iron ore prices due to global production disruptions and lower steel demand in Asia pressured the steel industry.

Negative performance in the U.K. came largely from the consumer staples sector. Tobacco manufacturers struggled on lower sales volumes amid growth in e-cigarettes and vaping products, while food retailers faced price declines, lower sales, and competitive pressures from discount retailers. In the financials sector, banks contended with weak interest income and reduced loan margins, along with diminished trading revenue and advising fees due to Brexit uncertainty.

Stocks in Germany and France were also meaningful detractors. The financials sector drove negative performance in both countries. To mitigate the effect of low interest rates, large European banks relied increasingly on corporate and investment banking, but market volatility dampened those revenues.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI World ex USA Index. Value-oriented stocks, which typically underperform during market and economic slowdowns, struggled amid increasing trade tensions and slower global growth. In the process of seeking stocks with higher value characteristics, the Index increased its overweight position in Japan and scaled back its overweights in France and Israel. Stock selection in Japan, France, and the U.K. were the largest detractors from relative performance, while stock selection in Sweden and Singapore contributed slightly to relative performance. From a sector perspective, stock selection in the financials and consumer staples sectors drove relative underperformance, while stock selection in the utilities sector was a small relative contributor.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	20.1%
Industrials	14.4
Consumer Staples	11.0
Consumer Discretionary	10.4
Health Care	10.2
Materials	7.4
Information Technology	7.1
Energy	6.9
Communication Services	5.6
Utilities	3.6
Real Estate	3.3

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Japan	40.9%
United Kingdom	15.7
France	10.5
Germany	6.9
Netherlands	4.0
Switzerland	3.7
Hong Kong	3.6
Italy	3.4
Spain	3.1
Canada	2.7

(a)	Excludes money market funds.

FUND SUMMARY	11

Fund Summary as of July 31, 2019	iShares® Edge MSCI USA Momentum Factor ETF

Investment Objective

The iShares Edge MSCI USA Momentum Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks exhibiting relatively higher price momentum, as represented by the MSCI USA Momentum Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	9.71%	15.51%	15.91%	9.71%	105.67%	153.24%
Fund Market	9.71	15.51	15.91	9.71	105.60	153.19
Index	10.16	15.78	16.16	10.16	108.02	156.58

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,141.00	$0.80		$1,000.00	$1,024.10	$0.75		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares® Edge MSCI USA Momentum Factor ETF

Portfolio Management Commentary

Stocks with relatively high price momentum advanced strongly for the reporting period, as continued U.S. economic growth and a shift to accommodative monetary policy by global central banks overcame volatility caused by ongoing trade tensions and signs of slowing global economic growth. The information technology sector contributed the majority of the Index’s return. Systems software companies were key contributors amid the ongoing transition by businesses from desktop to cloud computing, as well as strong growth in personal computing. Data processing and outsourced services companies advanced, led by electronic payment processors, which benefited from rising fees and transaction volumes. Industry strength also reflected an increase in online transactions and the transition from cash to credit payments. Communications equipment companies advanced on demand for computer networking equipment to buildout electronic networks and data centers, as well as growth in the data security market.

The consumer staples sector contributed modestly, led by household products companies, which benefited from relatively strong consumer demand and price increases for popular brands. In the consumer discretionary sector, a key contribution came from restaurants, as healthy consumer spending and innovations such as mobile payment and delivery services increased accessibility and drove transaction growth.

On the downside, oil and gas refining stocks detracted as higher prices for corn, used to make ethanol, reduced profits. Narrowing price differentials between various grades of crude oil also reduced oil refining margins.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI USA Index. Investors favored stocks with increasing price momentum despite occasional market volatility and concerns about slowing economic growth. Stock selection within the information technology sector was the leading relative contributor. Positioning in the healthcare sector was the largest relative detractor due to allocation effects; however, this negative impact was partially offset by strong stock selection within the sector. The momentum factor tends to make large, active shifts toward sectors with increasing price momentum. As information technology stocks sustained the strongest increases in price momentum for the reporting period, the sector remained the largest allocation on average, relative to the Index. The financials sector shifted from a modest to a meaningful underweight position, while the consumer discretionary sector shifted from an overweight position to in-line exposure.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	39.5%
Health Care	12.3
Industrials	10.4
Consumer Staples	8.6
Communication Services	7.6
Consumer Discretionary	5.5
Financials	4.8
Utilities	4.5
Real Estate	3.9
Materials	2.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Procter & Gamble Co. (The)	5.3%
Visa Inc., Class A	5.2
Mastercard Inc., Class A	5.2
Microsoft Corp.	5.1
Walt Disney Co. (The)	4.4
Cisco Systems Inc.	3.8
Comcast Corp., Class A	2.9
Merck & Co. Inc.	2.6
Starbucks Corp.	2.6
PayPal Holdings Inc.	2.5

(a)	Excludes money market funds.

FUND SUMMARY	13

Fund Summary as of July 31, 2019	iShares® Edge MSCI USA Quality Factor ETF

Investment Objective

The iShares Edge MSCI USA Quality Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with quality characteristics as identified through three fundamental variables: return on equity, earnings variability and debt-to-equity, as represented by the MSCI USA Sector Neutral Quality Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	9.13%	11.96%	12.67%	9.13%	75.92%	105.64%
Fund Market	9.11	11.94	12.67	9.11	75.77	105.62
Index	9.33	12.13	12.86	9.33	77.24	107.61

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/16/13. The first day of secondary market trading was 7/18/13.

Index performance through August 31, 2015 reflects the performance of the MSCI USA Quality Index. Index performance beginning on September 1, 2015 reflects the performance of the MSCI USA Sector Neutral Quality Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,126.30	$0.79		$1,000.00	$1,024.10	$0.75		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares® Edge MSCI USA Quality Factor ETF

Portfolio Management Commentary

Stocks of large-and mid-capitalization companies with quality characteristics advanced for the reporting period. In an environment of slowing economic and earnings growth, investors favored stocks of high-quality companies with comparatively dependable earnings, low debt, and high return on equity. The information technology sector was the leading contributor to the Index’s performance. Within the sector, data processing and outsourced services companies advanced, led by electronic payment processors, which benefited from rising fees and transaction volumes. Industry strength also reflected an increase in online transactions and the transition from cash to credit payments. Technology hardware and equipment companies were other notable contributors amid strong demand for consumer electronics around the world, as well as increasing revenues from fee-based services.

Another key contribution to the Index’s performance came from the communication services sector, led by interactive media and services companies, which benefited from rising social media use and the resulting increase in revenues. Entertainment companies also advanced amid strong consumer attendance at movies and theme parks, as well as plans to put content online and capture value and views from established popular brands.

In the consumer discretionary sector, a key contribution came from restaurants, as healthy consumer spending and innovations such as mobile payment and delivery services increased accessibility and drove transaction growth. In the financials sector, property and casualty insurance companies also bolstered the Index’s performance, as the industry returned to profitability in calendar year 2018 for the first time in three years.

In terms of relative performance, stocks of companies with quality characteristics generally outperformed the broader market, as represented by the MSCI USA Index. Amid uncertainty about growth and trade, investors shifted in favor of quality, leading the Index to outperform during the broader market rebound in 2019. Stock selection in the financials and consumer discretionary sectors contributed the most to the Index’s relative performance. In contrast, stock selection in the consumer staples sector detracted from the Index’s relative returns. In terms of sector changes, the quality factor’s largest allocation increase was to the information technology sector, which was the largest relative allocation on average. During the reporting period, positioning in the communication services sector was reduced, leading to an underweight position in the Index.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	23.0%
Health Care	13.0
Financials	12.9
Communication Services	10.5
Consumer Discretionary	10.5
Industrials	9.2
Consumer Staples	7.0
Energy	4.9
Utilities	3.2
Real Estate	3.2
Materials	2.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	4.1%
Johnson & Johnson	4.0
Mastercard Inc., Class A	3.6
Facebook Inc., Class A	3.4
3M Co.	3.2
Visa Inc., Class A	3.2
PepsiCo Inc.	2.8
Exxon Mobil Corp.	2.7
Walt Disney Co. (The)	2.7
NIKE Inc., Class B	2.6

(a)	Excludes money market funds.

FUND SUMMARY	15

Fund Summary as of July 31, 2019	iShares® Edge MSCI USA Size Factor ETF

Investment Objective

The iShares Edge MSCI USA Size Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with relatively smaller average market capitalization, as represented by the MSCI USA Low Size Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	8.26%	10.90%	12.04%	8.26%	67.71%	104.46%
Fund Market	8.30	10.90	12.04	8.30	67.73	104.48
Index(a)	8.45	11.04	12.20	8.45	68.83	106.29
MSCI USA Risk Weighted Index	10.23	11.41	12.50	10.23	71.61	109.69
MSCI USA Low Size Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

(a)

Index performance through December 2, 2018 reflects the performance of the MSCI USA Risk Weighted Index. Index performance beginning on December 3, 2018 reflects the performance of the MSCI USA Low Size Index, which, effective as of December 3, 2018, replaced the MSCI USA Risk Weighted Index as the underlying index of the Fund.

(b)	The inception date of the MSCI USA Low Size Index was September 11, 2018. The cumulative total return of this index for the period September 11, 2018 through July 31, 2019 was 3.50%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,098.30	$0.78		$1,000.00	$1,024.10	$0.75		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares® Edge MSCI USA Size Factor ETF

Portfolio Management Commentary

The Index advanced during the reporting period as stocks of large-and mid-capitalization companies with smaller average market capitalizations increased despite an otherwise challenging environment for U.S. small-capitalization stocks. The information technology sector was the Index’s leading contributor as data processing and outsourced services companies advanced on growth in global electronic payments, an increase in online transaction volumes, and the transition from cash to credit payments. Software companies contributed as businesses continued to seek electronic solutions for improving the efficiency of back-office functions. Semiconductor and semiconductor equipment manufacturers also supported the Index’s performance, benefiting from strong demand for semiconductors used in gaming applications and data centers.

The utilities and real estate sectors also contributed, benefiting from the decline in long-term U.S. bond yields. Lower interest rates mean bonds are less attractive to income-oriented investors, increasing the appeal of dividend-paying utilities and real estate stocks. In addition, both sectors include highly capital-intensive businesses whose funding costs vary with interest rates. Utilities stocks further benefited amid a changing regulatory environment, rise of renewable and clean energy, and the need to upgrade infrastructure, all of which led to a number of regulatory rate increases in the sector. In the financials sector, property and casualty insurance companies bolstered the Index’s performance, as the industry returned to profitability in calendar year 2018 for the first time in three years.

In contrast, the energy sector detracted marginally from the Index’s performance. Oil, gas, and consumable fuels stocks declined alongside prices for natural gas and oil, while ethanol prices remained low for much of the reporting period. Rising operating expenses also negatively impacted earnings in the sector.

In terms of relative performance, the Index performed in line with the broader market, as represented by the MSCI USA Index, despite the strength of larger-capitalization stocks and slower economic growth. The utilities sector was the leading relative contributor, benefiting from an overweight allocation to the sector. In contrast, stock selection in the consumer discretionary sector detracted from the Index’s performance. The size factor trimmed overweight positions in the utilities and consumer staples sectors as the investment process identified opportunities in other sectors. The size factor increased the energy sector allocation and the information technology position in the Index, which was nevertheless the largest underweight sector.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	15.8%
Financials	14.7
Industrials	13.9
Consumer Discretionary	12.0
Health Care	11.6
Real Estate	6.3
Communication Services	5.6
Consumer Staples	5.2
Materials	5.2
Energy	4.9
Utilities	4.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Fiserv Inc.	0.4%
L3Harris Technologies Inc.	0.3
Fidelity National Information Services Inc.	0.3
Snap Inc., Class A	0.2
Tableau Software Inc., Class A	0.2
Total System Services Inc.	0.2
DexCom Inc.	0.2
Zillow Group Inc., Class C	0.2
TransUnion	0.2
Universal Health Services Inc., Class B	0.2

(a)	Excludes money market funds.

FUND SUMMARY	17

Fund Summary as of July 31, 2019	iShares® Edge MSCI USA Value Factor ETF

Investment Objective

The iShares Edge MSCI USA Value Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with value characteristics and relatively lower valuations, as represented by the MSCI USA Enhanced Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(0.68)%	8.22%	10.62%	(0.68)%	48.46%	88.74%
Fund Market	(0.69)	8.22	10.62	(0.69)	48.45	88.75
Index	(0.54)	8.38	10.80	(0.54)	49.55	90.57

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Index performance through August 31, 2015 reflects the performance of the MSCI USA Value Weighted Index. Index performance beginning on September 1, 2015 reflects the performance of the MSCI USA Enhanced Value Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,050.70	$0.76		$1,000.00	$1,024.10	$0.75		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares® Edge MSCI USA Value Factor ETF

Portfolio Management Commentary

Stocks of companies with value characteristics declined modestly for the reporting period, as slowing economic and earnings growth led investors to favor stocks of companies with higher valuations and earnings growth. The consumer staples sector was the leading detractor from the Index’s performance, as drug retailers posted declining earnings amid concerns about pricing pressures related to pharmacy sales reimbursements. Agricultural products stocks also declined, as record rains and flooding affected North American corn production.

The consumer discretionary sector also detracted, led by multiline retailers. Department stores struggled amid disappointing holiday sales and questions surrounding the future of poor-performing retail outlets. In the energy sector, oil and gas refining stocks detracted as higher prices for corn, used to make ethanol, weighed on profits. Narrowing price differentials between various grades of crude oil also negatively impacted refining margins. Volatility in oil prices also reduced profits for commodity chemicals companies in the materials sector, while metals and mining companies declined amid a reduction in copper prices.

In contrast, semiconductors and semiconductor equipment manufacturers in the information technology sector contributed to the Index’s performance, benefiting from strong demand for semiconductors used in smartphones, 5G networks, and data centers. Software and services companies gained amid the ongoing transition from desktop to cloud computing. In the communication services sector, diversified telecommunication services companies contributed, as they produced content for streaming services and progressed on 5G network buildouts.

In terms of relative performance, value-oriented stocks underperformed the broader market, as represented by the MSCI USA Index. Uncertainty about growth and trade led value stocks to steeper declines than the broader market at the end of 2018. This gap widened as concerns about the economy intensified, leading the Index to underperform despite the broader market’s rebound in 2019. Stock selection in the information technology, consumer discretionary, and consumer staples sectors detracted from the Index’s relative performance, while stock selection in the energy and industrials sectors contributed modestly to the Index’s relative returns. Changes to the Global Industry Classification Standard (‘‘GICS’’) company classification system implemented in MSCI Indexes in November 2018 meant that the largest sector increase came in the newly formed communication services sector. The largest decrease was in information technology, which nevertheless remained the largest sector weight on average.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	23.2%
Health Care	13.5
Financials	13.0
Communication Services	10.9
Consumer Discretionary	10.0
Industrials	9.3
Consumer Staples	6.6
Energy	5.0
Utilities	3.0
Real Estate	3.0
Materials	2.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
AT&T Inc.	8.7%
Intel Corp.	7.6
International Business Machines Corp.	4.0
Micron Technology Inc.	3.2
Bank of America Corp.	3.1
General Motors Co.	2.8
Chevron Corp.	2.8
Pfizer Inc.	2.8
Citigroup Inc.	2.7
Walgreens Boots Alliance Inc.	2.2

(a)	Excludes money market funds.

FUND SUMMARY	19

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	iShares® Edge MSCI Intl Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.8%
ASX Ltd.	9,019	$552,322
BHP Group Ltd.	63,504	1,784,071
BHP Group PLC	40,936	994,562
Brambles Ltd.	40,376	365,119
CSL Ltd.	7,694	1,217,696
Dexus	42,000	379,804
Fortescue Metals Group Ltd.	61,096	350,780
Goodman Group	72,184	736,840
GPT Group (The)	42,504	181,928
Harvey Norman Holdings Ltd.	15,848	47,953
Macquarie Group Ltd.	8,522	756,485
Mirvac Group	126,840	281,507
Newcrest Mining Ltd.	16,128	395,515
QBE Insurance Group Ltd.	34,440	296,485
Rio Tinto Ltd.	9,072	618,410
Santos Ltd.	27,272	135,904
Transurban Group	74,256	795,864
Wesfarmers Ltd.	21,448	579,347
Woolworths Group Ltd.	30,912	758,923

		11,229,515

Austria — 0.1%
Verbund AG	2,968	167,211

Belgium — 0.2%
Ageas	3,024	163,868
Colruyt SA	2,520	132,348

		296,216

Canada — 13.7%
Alimentation Couche-Tard Inc., Class B	15,960	983,257
Atco Ltd./Canada, Class I, NVS	2,352	78,791
Aurora Cannabis Inc.(a)(b)	16,576	104,014
Bausch Health Companies Inc.(a)	4,760	114,945
BCE Inc.	4,144	188,210
Brookfield Asset Management Inc., Class A	29,179	1,437,007
CAE Inc.	11,487	311,330
Canadian National Railway Co.	20,272	1,928,476
Canadian Pacific Railway Ltd.	3,584	860,034
Canadian Utilities Ltd., Class A, NVS	3,472	95,026
Canopy Growth Corp.(a)(b)	7,056	232,504
CGI Inc.(a)	8,512	658,454
Constellation Software Inc./Canada	672	642,595
Cronos Group Inc.(a)	9,800	135,602
Emera Inc.	2,520	105,164
Empire Co. Ltd., Class A, NVS	3,920	104,273
Enbridge Inc.	60,816	2,041,480
Fortis Inc./Canada	12,488	494,708
Gildan Activewear Inc.	6,720	266,006
H&R Real Estate Investment Trust	2,968	51,262
Hydro One Ltd.(c)	7,336	130,223
Kirkland Lake Gold Ltd.	8,960	372,415
Loblaw Companies Ltd.	6,552	341,683
Metro Inc.	7,280	286,177
Nutrien Ltd.	10,528	580,136
Open Text Corp.	6,272	268,858
Pembina Pipeline Corp.	12,040	439,094
Quebecor Inc., Class B	8,512	193,816
Restaurant Brands International Inc.	7,000	518,143
Royal Bank of Canada	33,320	2,644,489

Security	Shares	Value

Canada (continued)
Saputo Inc.	4,928	$149,587
Shopify Inc., Class A(a)	4,598	1,468,566
SmartCentres Real Estate Investment Trust	1,960	48,345
TC Energy Corp.	32,424	1,595,582
Thomson Reuters Corp.	10,474	707,014
Toronto-Dominion Bank (The)	27,314	1,604,748
Wheaton Precious Metals Corp.	10,024	263,358
WSP Global Inc.	2,128	120,632

		22,566,004

Denmark — 1.7%
Carlsberg A/S, Class B	3,640	500,194
Chr Hansen Holding A/S	1,960	172,543
Coloplast A/S, Class B	3,696	434,373
DSV A/S	4,878	469,133
Orsted A/S(c)	5,152	473,360
Tryg A/S	6,030	185,396
Vestas Wind Systems A/S	7,448	616,127

		2,851,126

Finland — 0.6%
Elisa OYJ	2,128	100,649
Kone OYJ, Class B	8,624	495,461
Metso OYJ	2,352	91,419
Neste OYJ	10,752	359,019

		1,046,548

France — 13.7%
Air Liquide SA	9,072	1,262,595
Airbus SE	17,089	2,436,583
Cie. Generale des Etablissements Michelin SCA	3,976	444,680
Danone SA	14,616	1,275,839
Dassault Systemes SE	4,704	722,766
Edenred	8,680	439,146
Getlink SE	15,400	223,760
Hermes International	1,064	754,153
Kering SA	2,297	1,200,736
L’Oreal SA	9,576	2,580,184
LVMH Moet Hennessy Louis Vuitton SE	9,128	3,814,216
Pernod Ricard SA	5,712	1,011,517
Safran SA	10,193	1,473,653
Sanofi	18,760	1,576,162
Sartorius Stedim Biotech	896	144,354
SEB SA	504	81,367
Sodexo SA	2,296	264,967
Teleperformance	1,736	366,471
Ubisoft Entertainment SA(a)	1,176	97,888
Veolia Environnement SA	12,600	320,559
Vinci SA	11,032	1,145,269
Vivendi SA	24,640	690,792
Worldline SA/France(a)(c)	2,464	177,773

		22,505,430

Germany — 7.1%
adidas AG	3,360	1,083,213
Allianz SE, Registered	9,856	2,308,860
Carl Zeiss Meditec AG, Bearer	1,568	173,621
Deutsche Boerse AG	3,086	433,961
Hannover Rueck SE	1,400	220,876
Knorr-Bremse AG	1,288	131,503
Merck KGaA	2,296	236,310
METRO AG	4,424	68,960
MTU Aero Engines AG	1,792	451,916

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Intl Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	4,368	$1,059,233
Puma SE	2,576	181,408
QIAGEN NV(a)	4,816	184,886
RWE AG	12,992	353,821
SAP SE	31,024	3,859,045
Siemens Healthineers AG(c)	2,632	110,816
Symrise AG	3,920	365,049
Vonovia SE	9,408	463,618

		11,687,096

Hong Kong — 6.0%
AIA Group Ltd.	358,800	3,708,136
Hang Lung Properties Ltd.	57,000	134,856
Henderson Land Development Co. Ltd.	60,500	314,947
HKT Trust & HKT Ltd.	113,000	180,733
Hong Kong & China Gas Co. Ltd.	428,550	949,304
Hong Kong Exchanges & Clearing Ltd.	23,400	793,960
Link REIT	88,500	1,033,342
MTR Corp. Ltd.	56,000	368,783
New World Development Co. Ltd.	168,000	238,225
Sands China Ltd.	45,200	219,998
SJM Holdings Ltd.	57,000	62,622
Sun Hung Kai Properties Ltd.	46,000	745,717
Swire Pacific Ltd., Class A	8,500	97,402
Swire Properties Ltd.	22,800	82,865
Techtronic Industries Co. Ltd.	56,000	421,007
Vitasoy International Holdings Ltd.	22,000	104,128
WH Group Ltd.(c)	448,500	441,745
Wheelock & Co. Ltd.	5,000	31,682

		9,929,452

Ireland — 0.4%
Kerry Group PLC, Class A	4,032	473,165
Kingspan Group PLC	3,920	193,348

		666,513

Israel — 1.2%
Azrieli Group Ltd.	1,176	83,133
Bank Leumi Le-Israel BM	27,865	204,551
Check Point Software Technologies Ltd.(a)	3,024	338,537
CyberArk Software Ltd.(a)	1,905	264,567
Elbit Systems Ltd.	504	81,403
Israel Discount Bank Ltd., Class A	41,175	179,682
Mizrahi Tefahot Bank Ltd.(a)	4,480	108,256
Nice Ltd.(a)	2,800	431,502
Wix.com Ltd.(a)	1,400	207,928

		1,899,559

Italy — 2.2%
Atlantia SpA	11,144	288,604
Davide Campari-Milano SpA	24,979	234,174
Enel SpA	232,064	1,601,698
Ferrari NV	2,576	417,741
FinecoBank Banca Fineco SpA	13,250	132,655
Moncler SpA	3,304	136,736
Poste Italiane SpA(c)	22,680	243,933
Recordati SpA	2,912	131,407
Snam SpA	59,584	294,487
Terna Rete Elettrica Nazionale SpA	33,600	205,906

		3,687,341

Japan — 10.1%
Advantest Corp.	5,600	220,235

Security	Shares	Value

Japan (continued)
Alfresa Holdings Corp.	5,600	$136,216
Asahi Intecc Co. Ltd.	11,200	296,053
Bandai Namco Holdings Inc.	5,600	304,306
Chugai Pharmaceutical Co. Ltd.	1,300	93,392
Daiichi Sankyo Co. Ltd.	18,200	1,114,210
Fast Retailing Co. Ltd.	1,100	664,103
FUJIFILM Holdings Corp.	5,600	267,222
Fujitsu Ltd.	5,600	440,624
Hakuhodo DY Holdings Inc.	5,600	88,610
Hamamatsu Photonics KK	5,600	209,661
Hitachi Chemical Co. Ltd.	5,600	154,629
Hoya Corp.	11,200	867,014
Itochu Techno-Solutions Corp.	5,600	144,984
Kao Corp.	11,200	823,070
Kintetsu Group Holdings Co. Ltd.	5,600	267,170
Konica Minolta Inc.	5,600	46,935
Murata Manufacturing Co. Ltd.	11,200	499,577
Nagoya Railroad Co. Ltd.	2,800	77,495
NEC Corp.	4,800	198,057
Nippon Building Fund Inc.	56	394,050
Nisshin Seifun Group Inc.	5,600	106,507
Obic Co. Ltd.	2,600	279,457
Odakyu Electric Railway Co. Ltd.	5,600	125,745
Olympus Corp.	33,600	369,190
Oriental Land Co. Ltd./Japan	5,600	744,775
PeptiDream Inc.(a)(b)	5,600	315,137
Rakuten Inc.	39,200	402,921
Recruit Holdings Co. Ltd.	28,000	958,821
Secom Co. Ltd.	5,600	441,037
SG Holdings Co. Ltd.	5,600	148,903
Shiseido Co. Ltd.	7,100	526,149
SoftBank Group Corp.	44,800	2,322,214
Sumitomo Dainippon Pharma Co. Ltd.	500	9,242
Terumo Corp.	11,200	328,238
Toho Co. Ltd./Tokyo	5,600	219,203
Toho Gas Co. Ltd.	1,500	57,403
Tokio Marine Holdings Inc.	11,200	597,987
Tokyo Electric Power Co. Holdings Inc.(a)	28,100	135,874
Toshiba Corp.	11,200	359,493
Toyo Seikan Group Holdings Ltd.	5,600	98,461
Unicharm Corp.	11,200	319,573
United Urban Investment Corp.	112	189,907
Yamaha Corp.	5,600	266,139

		16,629,989

Netherlands — 5.8%
Adyen NV(a)(c)	280	214,174
ASML Holding NV	10,493	2,369,293
Heineken Holding NV	3,080	314,464
Heineken NV	7,616	823,544
Koninklijke Ahold Delhaize NV	18,928	431,078
Koninklijke DSM NV	6,012	755,056
Koninklijke Philips NV	19,320	913,890
NXP Semiconductors NV	7,616	787,418
Unilever NV	36,120	2,104,503
Wolters Kluwer NV	11,890	867,904

		9,581,324

New Zealand — 0.5%
a2 Milk Co. Ltd.(a)	22,400	266,408
Auckland International Airport Ltd.	26,376	161,983

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Intl Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

New Zealand (continued)
Fisher & Paykel Healthcare Corp. Ltd.	13,796	$150,238
Meridian Energy Ltd.	53,704	166,767
Ryman Healthcare Ltd.	7,958	67,754

		813,150

Norway — 0.1%
Gjensidige Forsikring ASA	8,680	170,441
Schibsted ASA, Class B	2,128	55,439

		225,880

Portugal — 0.1%
Jeronimo Martins SGPS SA	6,552	106,543

Singapore — 0.5%
Ascendas REIT	78,400	175,298
CapitaLand Mall Trust	72,800	139,371
ComfortDelGro Corp. Ltd.	56,000	110,891
Singapore Technologies Engineering Ltd.	33,600	104,099
Wilmar International Ltd.	44,800	130,614
Yangzijiang Shipbuilding Holdings Ltd.	78,400	81,920

		742,193

Spain — 2.8%
ACS Actividades de Construccion y Servicios SA	7,645	311,537
Amadeus IT Group SA	7,290	579,207
Cellnex Telecom SA(c)	7,000	264,132
Endesa SA	8,176	203,455
Ferrovial SA	18,872	494,834
Iberdrola SA	249,536	2,381,032
Iberdrola SA, New(a)(d)	5,492	52,406
Naturgy Energy Group SA	8,176	208,462
Siemens Gamesa Renewable Energy SA	8,008	113,012

		4,608,077

Sweden — 2.8%
Atlas Copco AB, Class A	19,880	615,477
Atlas Copco AB, Class B	9,520	262,781
Epiroc AB, Class A	17,864	197,575
Epiroc AB, Class B	11,984	125,672
Essity AB, Class B	23,968	719,553
Hexagon AB, Class B	4,312	211,259
Husqvarna AB, Class B	8,792	78,671
ICA Gruppen AB	2,408	107,735
Industrivarden AB, Class C	4,200	92,116
Investor AB, Class B	12,152	583,459
L E Lundbergforetagen AB, Class B	1,512	56,520
Lundin Petroleum AB	4,312	137,363
Sandvik AB	28,616	444,909
Securitas AB, Class B	5,544	86,687
Swedish Match AB	2,688	103,646
Tele2 AB, Class B	11,836	170,819
Telefonaktiebolaget LM Ericsson, Class B	78,736	698,460

		4,692,702

Switzerland — 14.1%
Baloise Holding AG, Registered	1,456	264,580
Coca-Cola HBC AG	4,536	157,514
Givaudan SA, Registered	224	598,691
Lonza Group AG, Registered	1,400	482,646
Nestle SA, Registered	80,080	8,549,956
Novartis AG, Registered	53,592	4,951,035
Partners Group Holding AG	376	301,636
Roche Holding AG, NVS	18,200	4,902,050
SGS SA, Registered	112	278,303

Security	Shares	Value

Switzerland (continued)
Sika AG, Registered	4,047	$588,655
Sonova Holding AG, Registered	1,792	415,418
Straumann Holding AG, Registered	280	229,939
Swiss Life Holding AG, Registered	1,512	735,382
Swiss Re AG	5,320	518,888
Temenos AG, Registered	1,792	318,759

		23,293,452

United Kingdom — 9.1%
3i Group PLC	25,072	341,531
Ashtead Group PLC	7,400	205,955
Auto Trader Group PLC(c)	42,504	281,975
Coca-Cola European Partners PLC	9,016	498,404
Compass Group PLC	34,608	882,687
Croda International PLC	2,382	136,732
Diageo PLC	78,680	3,317,459
Experian PLC	35,168	1,076,537
GlaxoSmithKline PLC	71,232	1,485,009
Halma PLC	18,256	444,836
Hargreaves Lansdown PLC	7,885	202,751
London Stock Exchange Group PLC	7,935	643,783
Meggitt PLC	14,168	103,498
Micro Focus International PLC	12,208	259,917
Next PLC	2,240	166,322
Ocado Group PLC(a)	19,664	299,886
RELX PLC	46,256	1,106,427
Rentokil Initial PLC	61,432	327,209
Sage Group PLC (The)	33,880	298,688
Segro PLC	22,597	211,446
Smith & Nephew PLC	17,808	405,355
Spirax-Sarco Engineering PLC	3,024	333,061
Tesco PLC	179,704	491,346
Unilever PLC	23,408	1,420,342

		14,941,156

Total Common Stocks — 99.6% (Cost: $151,127,006)		164,166,477

Preferred Stocks

Germany — 0.1%
Sartorius AG, Preference Shares, NVS	896	184,956

Total Preferred Stocks — 0.1% (Cost: $138,893)		184,956

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(e)(f)(g)	447,485	447,709

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Intl Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(e)(f)	34,000	$34,000

		481,709

Total Short-Term Investments — 0.3% (Cost: $481,596)		481,709

Total Investments in Securities — 100.0% (Cost: $151,747,495)		164,833,142

Other Assets, Less Liabilities — 0.0%		55,296

Net Assets — 100.0%		$164,888,438

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	625,910	(178,425)	447,485	$447,709	$46,949	(b)	$274		$68
BlackRock Cash Funds: Treasury, SL Agency Shares	36,826	(2,826)	34,000	34,000	3,107		—		—

				$481,709	$50,056		$274		$68

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$164,114,071	$—	$52,406	$164,166,477
Preferred Stocks	184,956	—	—	184,956
Money Market Funds	481,709	—	—	481,709

	$164,780,736	$—	$52,406	$164,833,142

See notes to financial statements.

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	iShares® Edge MSCI Intl Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.0%
AGL Energy Ltd.	52,992	$765,924
Aristocrat Leisure Ltd.	69,578	1,469,871
ASX Ltd.	36,858	2,257,179
Brambles Ltd.	218,230	1,973,446
Coca-Cola Amatil Ltd.	45,906	336,024
Cochlear Ltd.	9,917	1,506,157
Computershare Ltd.	55,822	609,449
CSL Ltd.	62,645	9,914,550
Dexus	226,748	2,050,474
Domino’s Pizza Enterprises Ltd.	8,294	220,491
Flight Centre Travel Group Ltd.	8,215	260,970
Goodman Group	331,297	3,381,812
GPT Group (The)	358,501	1,534,472
Insurance Australia Group Ltd.	372,373	2,214,960
Lendlease Group	76,243	764,610
Medibank Pvt Ltd.	625,296	1,555,857
Mirvac Group	719,801	1,597,516
REA Group Ltd.	16,084	1,088,525
Rio Tinto Ltd.	93,275	6,358,262
Telstra Corp. Ltd.	851,872	2,330,997
Washington H Soul Pattinson & Co. Ltd.	19,546	305,951
Wesfarmers Ltd.	164,927	4,454,961
Woodside Petroleum Ltd.	110,788	2,649,715

		49,602,173

Austria — 0.1%
OMV AG	15,103	761,919
Verbund AG	7,358	414,535

		1,176,454

Belgium — 0.1%
Colruyt SA	7,342	385,595
Proximus SADP	27,244	782,907

		1,168,502

Canada — 6.5%
Canadian Imperial Bank of Commerce	61,497	4,862,532
Canadian National Railway Co.	111,104	10,569,327
Canadian Pacific Railway Ltd.	20,962	5,030,146
CCL Industries Inc., Class B, NVS	23,221	1,167,107
CGI Inc.(a)	31,457	2,433,387
CI Financial Corp.	59,221	922,714
Constellation Software Inc./Canada	4,102	3,922,507
Gildan Activewear Inc.	24,691	977,374
Great-West Lifeco Inc.	50,165	1,107,095
IA Financial Corp Inc.	17,340	699,331
IGM Financial Inc.	7,389	205,158
Intact Financial Corp.	21,939	2,055,314
Inter Pipeline Ltd.	52,173	882,429
Keyera Corp.	31,472	804,805
Kirkland Lake Gold Ltd.	43,068	1,790,086
Magna International Inc.	39,671	2,010,815
Manulife Financial Corp.	292,471	5,323,121
Pembina Pipeline Corp.	59,893	2,184,271
Power Financial Corp.	37,433	823,546
Saputo Inc.	21,059	639,235
Sun Life Financial Inc.	100,333	4,190,124
West Fraser Timber Co. Ltd.	9,633	378,454

		52,978,878

Security	Shares	Value

Denmark — 3.9%
Chr Hansen Holding A/S	26,081	$2,295,963
Coloplast A/S, Class B	21,245	2,496,822
Demant A/S(a)	11,869	352,797
DSV A/S	29,768	2,862,884
Novo Nordisk A/S, Class B	310,038	14,978,016
Novozymes A/S, Class B	58,667	2,740,619
Orsted A/S(b)	24,368	2,238,906
Pandora A/S	17,774	688,523
Tryg A/S	17,531	539,001
Vestas Wind Systems A/S	30,602	2,531,516

		31,725,047

Finland — 1.7%
Elisa OYJ	35,172	1,663,538
Fortum OYJ	41,106	951,962
Kone OYJ, Class B	68,315	3,924,794
Nokian Renkaat OYJ	13,884	401,456
Orion OYJ, Class B	13,608	469,837
Sampo OYJ, Class A	89,141	3,738,731
UPM-Kymmene OYJ	90,685	2,468,684
Wartsila OYJ Abp	52,376	663,921

		14,282,923

France — 9.5%
Airbus SE	71,972	10,261,910
Amundi SA(b)	8,510	591,242
Arkema SA	9,913	901,734
AXA SA	357,073	9,104,238
Faurecia SE	7,662	366,827
Hermes International	5,796	4,108,149
Ipsen SA	4,528	522,801
Kering SA	12,420	6,492,446
Legrand SA	31,472	2,237,713
L’Oreal SA	24,934	6,718,285
LVMH Moet Hennessy Louis Vuitton SE	37,395	15,625,835
Sartorius Stedim Biotech	3,396	547,126
SCOR SE	23,015	953,246
Societe BIC SA	3,682	257,861
Sodexo SA	8,562	988,088
Thales SA	13,603	1,545,606
TOTAL SA	322,787	16,903,954

		78,127,061

Germany — 7.5%
adidas AG	32,012	10,320,185
Allianz SE, Registered	74,875	17,540,166
Aroundtown SA	166,625	1,341,682
Beiersdorf AG	9,647	1,127,802
Continental AG	12,202	1,701,473
Covestro AG(b)	45,063	2,062,617
E.ON SE	233,864	2,357,518
Evonik Industries AG	28,613	827,026
Hannover Rueck SE	10,776	1,700,116
Henkel AG & Co. KGaA	10,480	992,400
HOCHTIEF AG	2,830	323,915
HUGO BOSS AG	9,359	595,625
Infineon Technologies AG	146,170	2,769,931
Knorr-Bremse AG	10,765	1,099,093
MTU Aero Engines AG	7,667	1,933,503
RTL Group SA	11,073	549,366
SAP SE	95,210	11,843,079
Siemens Healthineers AG(b)	14,156	596,013

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Intl Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Symrise AG	18,710	$1,742,364

		61,423,874

Hong Kong — 7.4%
AIA Group Ltd.	2,216,400	22,906,113
ASM Pacific Technology Ltd.	28,700	338,223
CK Infrastructure Holdings Ltd.	141,500	1,099,947
CLP Holdings Ltd.	177,000	1,927,624
Dairy Farm International Holdings Ltd.	56,600	424,500
Galaxy Entertainment Group Ltd.	307,000	2,117,809
Hang Seng Bank Ltd.	163,500	3,903,748
Henderson Land Development Co. Ltd.	299,631	1,559,801
Hong Kong & China Gas Co. Ltd.	1,496,987	3,316,056
Hong Kong Exchanges & Clearing Ltd.	279,600	9,486,805
Kerry Properties Ltd.	141,500	535,061
Link REIT	283,000	3,304,360
Power Assets Holdings Ltd.	142,500	1,022,161
Sands China Ltd.	435,600	2,120,155
Sino Land Co. Ltd.	566,000	922,618
Sun Hung Kai Properties Ltd.	200,000	3,242,249
Swire Properties Ltd.	226,400	822,836
Techtronic Industries Co. Ltd.	185,500	1,394,585

		60,444,651

Ireland — 0.1%
Kingspan Group PLC	19,263	950,121

Israel — 0.5%
Bank Leumi Le-Israel BM	213,011	1,563,669
Check Point Software Technologies Ltd.(a)	20,395	2,283,220
Israel Chemicals Ltd.	105,132	572,425

		4,419,314

Italy — 1.3%
Assicurazioni Generali SpA	160,461	3,008,588
Ferrari NV	19,263	3,123,817
FinecoBank Banca Fineco SpA	104,849	1,049,716
Moncler SpA	40,623	1,681,185
Recordati SpA	15,594	703,696
Snam SpA	201,726	997,007

		10,564,009

Japan — 12.0%
ABC-Mart Inc.	100	6,355
Advantest Corp.	28,300	1,112,973
Asahi Kasei Corp.	198,100	2,030,719
Bandai Namco Holdings Inc.	28,300	1,537,831
Calbee Inc.	100	2,846
Daicel Corp.	55,800	475,900
Daifuku Co. Ltd.	17,000	941,008
Dai-ichi Life Holdings Inc.	169,800	2,513,181
Daito Trust Construction Co. Ltd.	19,600	2,540,824
Daiwa House Industry Co. Ltd.	113,200	3,243,520
Disco Corp.	2,700	503,072
Hakuhodo DY Holdings Inc.	56,600	895,591
Hoshizaki Corp.	4,400	312,853
Hoya Corp.	34,400	2,662,970
Inpex Corp.	106,100	939,387
Japan Airlines Co. Ltd.	28,300	893,245
Japan Exchange Group Inc.	110,400	1,629,944
Japan Tobacco Inc.	110,400	2,460,169
JSR Corp.	28,500	474,847
Kakaku.com Inc.	55,200	1,157,128

Security	Shares	Value

Japan (continued)
Kao Corp.	57,000	$4,188,837
KDDI Corp.	358,800	9,429,756
Koito Manufacturing Co. Ltd.	27,000	1,365,231
Kose Corp.	2,500	428,506
Lion Corp.	28,300	559,614
M3 Inc.	56,600	1,155,198
MISUMI Group Inc.	29,900	681,304
Mitsubishi Gas Chemical Co. Inc.	28,300	380,027
MonotaRO Co. Ltd.	28,300	624,516
MS&AD Insurance Group Holdings Inc.	82,800	2,730,894
Nabtesco Corp.	9,500	259,079
Nexon Co. Ltd.(a)	110,400	1,761,113
Nissan Chemical Corp.	27,600	1,216,357
Nitori Holdings Co. Ltd.	7,700	1,044,633
Nitto Denko Corp.	27,000	1,340,364
NTT DOCOMO Inc.	301,000	7,249,505
Obic Co. Ltd.	5,400	580,410
Oracle Corp. Japan	3,700	309,427
Otsuka Corp.	8,300	330,624
Pigeon Corp.	20,800	770,122
Recruit Holdings Co. Ltd.	145,500	4,982,445
Ryohin Keikaku Co. Ltd.	3,200	572,655
Seven Bank Ltd.	114,200	310,283
Shin-Etsu Chemical Co. Ltd.	58,400	6,000,018
Shionogi & Co. Ltd.	28,300	1,578,753
SMC Corp./Japan	5,900	2,166,005
Sompo Holdings Inc.	55,200	2,304,088
Sony Financial Holdings Inc.	28,500	695,865
Sysmex Corp.	10,800	790,193
T&D Holdings Inc.	112,800	1,273,708
Taisei Corp.	28,300	982,648
Tokio Marine Holdings Inc.	113,200	6,043,936
Tokyo Gas Co. Ltd.	27,600	691,811
Tosoh Corp.	57,100	806,210
Trend Micro Inc./Japan	20,600	904,066
Unicharm Corp.	56,800	1,620,690
USS Co. Ltd.	28,300	564,827
Yahoo Japan Corp.	546,700	1,616,309
Yaskawa Electric Corp.	28,300	951,370
ZOZO Inc.	56,600	1,075,439

		98,671,199

Netherlands — 3.5%
Adyen NV(a)(b)	1,415	1,082,341
ASML Holding NV	63,504	14,339,043
Koninklijke Vopak NV	7,380	366,473
Randstad NV	16,181	820,445
Unilever NV	160,859	9,372,323
Wolters Kluwer NV	42,803	3,124,383

		29,105,008

New Zealand — 0.4%
Fisher & Paykel Healthcare Corp. Ltd.	86,443	941,364
Meridian Energy Ltd.	140,850	437,381
Ryman Healthcare Ltd.	36,576	311,408
Spark New Zealand Ltd.	451,143	1,185,062

		2,875,215

Norway — 0.3%
Equinor ASA	102,109	1,847,469
Gjensidige Forsikring ASA	43,096	846,232

		2,693,701

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Intl Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Portugal — 0.2%
Galp Energia SGPS SA	70,636	$1,107,731
Jeronimo Martins SGPS SA	27,493	447,069

		1,554,800

Singapore — 1.3%
ComfortDelGro Corp. Ltd.	257,200	509,307
Oversea-Chinese Banking Corp. Ltd.	443,200	3,737,188
SATS Ltd.	86,700	305,355
Singapore Exchange Ltd.	234,400	1,356,507
Singapore Technologies Engineering Ltd.	285,200	883,598
Singapore Telecommunications Ltd.	1,504,200	3,660,068
Venture Corp. Ltd.	28,800	327,026

		10,779,049

Spain — 2.5%
Amadeus IT Group SA	78,211	6,214,036
Enagas SA	9,156	200,573
Endesa SA	48,178	1,198,885
Iberdrola SA	563,190	5,373,867
Iberdrola SA, New(a)(c)	13,097	124,974
Industria de Diseno Textil SA	184,486	5,552,142
Mapfre SA	174,214	483,567
Red Electrica Corp. SA	51,906	988,245

		20,136,289

Sweden — 2.4%
Alfa Laval AB	36,265	684,613
Assa Abloy AB, Class B	118,469	2,752,666
Atlas Copco AB, Class A	143,122	4,430,998
Atlas Copco AB, Class B	80,215	2,214,177
Boliden AB	52,678	1,208,341
Epiroc AB, Class A	126,972	1,404,307
Epiroc AB, Class B	72,563	760,943
Hennes & Mauritz AB, Class B	103,701	1,823,198
L E Lundbergforetagen AB, Class B	11,643	435,225
Sandvik AB	144,818	2,251,565
Skanska AB, Class B	43,311	816,047
SKF AB, Class B	55,841	924,945

		19,707,025

Switzerland — 12.0%
Adecco Group AG, Registered	23,520	1,293,838
Baloise Holding AG, Registered	7,665	1,392,862
Coca-Cola HBC AG	17,848	619,779
EMS-Chemie Holding AG, Registered	2,547	1,602,809
Geberit AG, Registered	7,936	3,683,426
Givaudan SA, Registered	1,436	3,838,036
Kuehne + Nagel International AG, Registered	11,905	1,764,706
Nestle SA, Registered	294,718	31,466,356
Partners Group Holding AG	5,457	4,377,727
Roche Holding AG, NVS	108,541	29,234,806
Schindler Holding AG, Participation Certificates, NVS	7,937	1,845,553
Schindler Holding AG, Registered	3,125	707,702
SGS SA, Registered	828	2,057,455
Sonova Holding AG, Registered	5,943	1,377,695
Swiss Life Holding AG, Registered	5,184	2,521,309
Swisscom AG, Registered	5,204	2,536,293
Zurich Insurance Group AG	24,759	8,665,650

		98,986,002

United Kingdom — 20.2%
3i Group PLC	220,197	2,999,526
Admiral Group PLC	48,762	1,293,843
Ashtead Group PLC	72,282	2,011,735

Security	Shares	Value

United Kingdom (continued)
Associated British Foods PLC	29,463	$873,039
AstraZeneca PLC	154,179	13,330,075
BAE Systems PLC	482,039	3,238,017
Barratt Developments PLC	111,935	884,304
Berkeley Group Holdings PLC	18,983	901,392
BT Group PLC	1,860,155	4,399,998
Bunzl PLC	48,750	1,283,377
Burberry Group PLC	74,277	2,054,526
Centrica PLC	666,892	621,251
Compass Group PLC	242,023	6,172,869
Croda International PLC	28,855	1,656,341
Diageo PLC	338,042	14,253,185
Direct Line Insurance Group PLC	290,765	1,147,832
easyJet PLC	15,584	183,949
Experian PLC	162,522	4,975,003
Ferguson PLC	41,400	3,124,670
Halma PLC	54,690	1,332,607
Hargreaves Lansdown PLC	87,282	2,244,322
Imperial Brands PLC	108,550	2,784,550
Intertek Group PLC	31,784	2,221,435
ITV PLC	1,038,609	1,410,979
Johnson Matthey PLC	32,293	1,271,249
Legal & General Group PLC	1,161,880	3,724,535
London Stock Exchange Group PLC	62,085	5,037,085
Mondi PLC	80,219	1,771,473
National Grid PLC	287,936	2,976,692
Next PLC	16,718	1,241,323
Pearson PLC	143,106	1,526,571
Persimmon PLC	61,232	1,506,259
Prudential PLC	429,912	8,938,372
RELX PLC	233,984	5,596,812
Rio Tinto PLC	210,838	12,128,388
Royal Dutch Shell PLC, Class A	432,159	13,726,338
Royal Dutch Shell PLC, Class B	361,311	11,513,652
Sage Group PLC (The)	172,025	1,516,580
Schroders PLC	22,269	810,656
Smith & Nephew PLC	89,287	2,032,398
Smiths Group PLC	44,509	894,875
Spirax-Sarco Engineering PLC	11,048	1,216,819
SSE PLC	147,929	1,993,354
St. James’s Place PLC	118,166	1,423,734
Taylor Wimpey PLC	486,855	964,538
Unilever PLC	131,232	7,962,847
Whitbread PLC	20,983	1,162,078

		166,335,453

Total Common Stocks — 99.4% (Cost: $754,556,443)		817,706,748

Preferred Stocks

Germany — 0.3%
Fuchs Petrolub SE, Preference Shares, NVS	13,850	538,795
Henkel AG & Co. KGaA, Preference Shares, NVS	15,020	1,559,277

		2,098,072

Total Preferred Stocks — 0.3% (Cost: $2,206,288)		2,098,072

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Intl Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(d)(e)	252,000	$252,000

Total Short-Term Investments — 0.0% (Cost: $252,000)		252,000

Total Investments in Securities — 99.7% (Cost: $757,014,731)		820,056,820

Other Assets, Less Liabilities — 0.3%		2,183,362

Net Assets — 100.0%		$822,240,182

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	23,363	(23,363)	—	$—	$5,771	(b)	$(6)	$(4)
BlackRock Cash Funds: Treasury, SL Agency Shares	7,002	244,998	252,000	252,000	11,531		—	—

				$252,000	$17,302		$(6)	$(4)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$817,581,774	$—	$124,974	$817,706,748
Preferred Stocks	2,098,072	—	—	2,098,072
Money Market Funds	252,000	—	—	252,000

	$819,931,846	$—	$124,974	$820,056,820

See notes to financial statements.

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	iShares® Edge MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.1%
AGL Energy Ltd.	457	$6,605
Alumina Ltd.	2,783	4,489
AMP Ltd.	3,842	4,740
APA Group	902	6,864
Aristocrat Leisure Ltd.	329	6,950
ASX Ltd.	187	11,452
Aurizon Holdings Ltd.	1,651	6,555
AusNet Services	3,887	4,755
Australia & New Zealand Banking Group Ltd.	273	5,252
Bank of Queensland Ltd.	555	3,569
Bendigo & Adelaide Bank Ltd.	560	4,435
BHP Group Ltd.	191	5,366
BHP Group PLC	88	2,138
BlueScope Steel Ltd.	567	5,116
Boral Ltd.	1,343	4,776
Brambles Ltd.	688	6,222
Caltex Australia Ltd.	234	4,348
Challenger Ltd.	798	3,900
CIMIC Group Ltd.	124	3,136
Coca-Cola Amatil Ltd.	763	5,585
Cochlear Ltd.	51	7,746
Coles Group Ltd.(a)	283	2,770
Commonwealth Bank of Australia	142	8,055
Computershare Ltd.	494	5,393
Crown Resorts Ltd.	375	3,065
CSL Ltd.	53	8,388
Dexus	652	5,896
Domino’s Pizza Enterprises Ltd.	163	4,333
Flight Centre Travel Group Ltd.	157	4,988
Fortescue Metals Group Ltd.	1,079	6,195
Goodman Group	836	8,534
Harvey Norman Holdings Ltd.	1,745	5,280
Incitec Pivot Ltd.	1,521	3,648
Insurance Australia Group Ltd.	1,517	9,023
James Hardie Industries PLC	431	5,909
Lendlease Group	517	5,185
Macquarie Group Ltd.	92	8,167
Medibank Pvt Ltd.	2,100	5,225
Mirvac Group	3,232	7,173
National Australia Bank Ltd.	290	5,699
Newcrest Mining Ltd.	309	7,578
Oil Search Ltd.	531	2,602
Orica Ltd.	265	3,985
Origin Energy Ltd.	750	4,104
QBE Insurance Group Ltd.	628	5,406
Ramsay Health Care Ltd.	138	6,923
REA Group Ltd.	128	8,663
Rio Tinto Ltd.	61	4,158
Santos Ltd.	1,294	6,448
Seek Ltd.	351	5,059
Sonic Healthcare Ltd.	431	8,330
South32 Ltd.	2,180	4,718
Stockland	2,492	7,850
Suncorp Group Ltd.	778	7,245
Tabcorp Holdings Ltd.	1,786	5,527
Telstra Corp. Ltd.	2,733	7,478
TPG Telecom Ltd.	911	4,383
Transurban Group	367	3,933

Security	Shares	Value

Australia (continued)
Treasury Wine Estates Ltd.	386	$4,709
Washington H Soul Pattinson & Co. Ltd.	224	3,506
Wesfarmers Ltd.	283	7,644
Westpac Banking Corp.	253	4,996
Woodside Petroleum Ltd.	199	4,759
Woolworths Group Ltd.	329	8,077
WorleyParsons Ltd.	613	6,824

		371,830

Austria — 0.5%
ANDRITZ AG	120	4,323
Erste Group Bank AG	89	3,215
OMV AG	81	4,086
Raiffeisen Bank International AG	134	3,166
Verbund AG	79	4,451
voestalpine AG	177	4,738

		23,979

Belgium — 1.0%
Ageas	143	7,749
Anheuser-Busch InBev SA/NV	42	4,259
Colruyt SA	97	5,094
Groupe Bruxelles Lambert SA	74	7,043
KBC Group NV	69	4,477
Proximus SADP	196	5,632
Solvay SA	33	3,412
Telenet Group Holding NV	126	6,243
UCB SA	53	4,167
Umicore SA	124	3,927

		52,003

Canada — 8.9%
Alimentation Couche-Tard Inc., Class B	154	9,488
AltaGas Ltd.	445	6,849
Aurora Cannabis Inc.(a)(b)	666	4,179
Barrick Gold Corp.	609	9,948
Bausch Health Companies Inc.(a)	231	5,578
BCE Inc.	71	3,225
BlackBerry Ltd.(a)	562	4,121
Bombardier Inc., Class B(a)	3,626	6,268
Brookfield Asset Management Inc., Class A	185	9,111
CAE Inc.	279	7,562
Cameco Corp.	436	4,024
Canadian Imperial Bank of Commerce	123	9,725
Canadian National Railway Co.	89	8,467
Canadian Natural Resources Ltd.	143	3,640
Canadian Pacific Railway Ltd.	28	6,719
Canadian Tire Corp. Ltd., Class A, NVS	56	6,146
Canopy Growth Corp.(a)	124	4,086
Cenovus Energy Inc.	736	6,877
CGI Inc.(a)	144	11,139
CI Financial Corp.	646	10,065
Constellation Software Inc./Canada	8	7,650
Cronos Group Inc.(a)	354	4,898
Dollarama Inc.	162	6,033
Emera Inc.	127	5,300
Empire Co. Ltd., Class A, NVS	188	5,001
Enbridge Inc.	195	6,546
Encana Corp.	1,039	4,771
Fairfax Financial Holdings Ltd.	9	4,191
First Quantum Minerals Ltd.	867	8,029
Fortis Inc./Canada	270	10,696

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Franco-Nevada Corp.	105	$9,171
Gildan Activewear Inc.	174	6,888
Husky Energy Inc.	372	2,901
IA Financial Corp Inc.	164	6,614
IGM Financial Inc.	343	9,523
Imperial Oil Ltd.	201	5,532
Intact Financial Corp.	97	9,087
Keyera Corp.	267	6,828
Kinross Gold Corp.(a)	3,021	12,285
Kirkland Lake Gold Ltd.	41	1,704
Lundin Mining Corp.	1,495	7,275
Magna International Inc.	101	5,119
Manulife Financial Corp.	289	5,260
Methanex Corp.	93	3,679
Metro Inc.	110	4,324
National Bank of Canada	196	9,535
Nutrien Ltd.	85	4,684
Onex Corp.	107	6,497
Open Text Corp.	186	7,973
Pembina Pipeline Corp.	232	8,461
Power Financial Corp.	363	7,986
PrairieSky Royalty Ltd.	389	5,237
Restaurant Brands International Inc.	86	6,366
RioCan REIT	272	5,390
Rogers Communications Inc., Class B, NVS	187	9,756
Royal Bank of Canada	109	8,651
Shopify Inc., Class A(a)	19	6,068
SmartCentres Real Estate Investment Trust	93	2,294
SNC-Lavalin Group Inc.	279	4,436
Stars Group Inc. (The)(a)(b)	328	5,130
Sun Life Financial Inc.	178	7,434
Suncor Energy Inc.	175	5,047
TC Energy Corp.	145	7,135
Teck Resources Ltd., Class B	322	6,621
TELUS Corp.	279	10,079
Thomson Reuters Corp.	91	6,143
Toronto-Dominion Bank (The)	193	11,339
Tourmaline Oil Corp.	335	4,439
Vermilion Energy Inc.	178	3,206
West Fraser Timber Co. Ltd.	110	4,322
Wheaton Precious Metals Corp.	176	4,624

		465,375

Denmark — 1.5%
AP Moller — Maersk A/S, Class B, NVS	5	5,657
Carlsberg A/S, Class B	35	4,810
Chr Hansen Holding A/S	55	4,842
Coloplast A/S, Class B	59	6,934
Danske Bank A/S	384	5,740
Demant A/S(a)(b)	186	5,529
DSV A/S	72	6,924
Genmab A/S(a)	26	4,854
H Lundbeck A/S	107	4,170
ISS A/S	90	2,541
Novo Nordisk A/S, Class B	76	3,672
Novozymes A/S, Class B	101	4,718
Orsted A/S(c)	80	7,350
Pandora A/S	148	5,733
Tryg A/S	204	6,272

		79,746

Security	Shares	Value

Finland — 1.2%
Elisa OYJ	204	$9,649
Fortum OYJ	196	4,539
Kone OYJ, Class B	112	6,435
Metso OYJ	136	5,286
Neste OYJ	156	5,209
Nokia OYJ	832	4,520
Nokian Renkaat OYJ	119	3,441
Nordea Bank Abp	540	3,490
Orion OYJ, Class B	136	4,696
Sampo OYJ, Class A	48	2,013
Stora Enso OYJ, Class R	331	3,846
UPM-Kymmene OYJ	131	3,566
Wartsila OYJ Abp	255	3,232

		59,922

France — 7.8%
Accor SA	103	4,622
Aeroports de Paris	40	6,934
Air Liquide SA	55	7,655
Airbus SE	44	6,274
Alstom SA	145	6,303
Amundi SA(c)	63	4,377
Arkema SA	32	2,911
Atos SE	56	4,555
AXA SA	156	3,977
BioMerieux	66	5,625
Bollore SA	1,061	4,598
Bouygues SA	132	4,759
Capgemini SE	54	6,929
Carrefour SA	269	5,213
Casino Guichard Perrachon SA(b)	136	5,057
Cie. de Saint-Gobain	90	3,483
Cie. Generale des Etablissements Michelin SCA	45	5,033
CNP Assurances	225	4,685
Covivio	79	8,123
Credit Agricole SA	228	2,736
Danone SA	121	10,562
Dassault Aviation SA	3	4,142
Dassault Systemes SE	31	4,763
Edenred	116	5,869
Eiffage SA	57	5,671
Electricite de France SA	246	3,072
Engie SA	286	4,432
EssilorLuxottica SA	39	5,326
Eurazeo SE	98	6,618
Eurofins Scientific SE	8	3,438
Eutelsat Communications SA	217	4,185
Faurecia SE	156	7,469
Gecina SA	24	3,704
Getlink SE	380	5,521
Hermes International	14	9,923
ICADE	90	7,866
Iliad SA	42	4,386
Imerys SA	85	3,581
Ingenico Group SA	66	6,320
Ipsen SA	30	3,464
JCDecaux SA	150	4,362
Kering SA	11	5,750
Klepierre SA	142	4,402
Legrand SA	101	7,181
L’Oreal SA	17	4,580

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
LVMH Moet Hennessy Louis Vuitton SE	20	$8,357
Natixis SA	648	2,628
Orange SA	212	3,169
Pernod Ricard SA	37	6,552
Peugeot SA	196	4,661
Publicis Groupe SA	92	4,580
Renault SA	70	3,939
Safran SA	47	6,795
Sanofi	40	3,361
Schneider Electric SE	64	5,564
SCOR SE	134	5,550
SEB SA	39	6,296
SES SA	257	4,281
Societe BIC SA	46	3,221
Societe Generale SA	124	3,066
Sodexo SA	54	6,232
STMicroelectronics NV	408	7,593
Suez	373	5,515
Teleperformance	39	8,233
Thales SA	61	6,931
TOTAL SA	73	3,823
Ubisoft Entertainment SA(a)	55	4,578
Unibail-Rodamco-Westfield	32	4,311
Unibail-Rodamco-Westfield, New	24	3,233
Valeo SA	278	8,790
Veolia Environnement SA	267	6,793
Vinci SA	97	10,070
Vivendi SA	194	5,439
Wendel SA	52	7,237
Worldline SA/France(a)(c)	88	6,349

		407,583

Germany — 5.5%
1&1 Drillisch AG(b)	175	5,319
adidas AG	20	6,448
Allianz SE, Registered	34	7,965
Aroundtown SA	610	4,912
Axel Springer SE(b)	110	7,648
BASF SE	50	3,370
Bayer AG, Registered	57	3,728
Bayerische Motoren Werke AG	55	4,092
Beiersdorf AG	61	7,131
Brenntag AG	114	5,634
Carl Zeiss Meditec AG, Bearer	52	5,758
Commerzbank AG	558	3,829
Continental AG	30	4,183
Covestro AG(c)	108	4,943
Daimler AG, Registered	57	2,976
Delivery Hero SE(a)(c)	117	5,677
Deutsche Bank AG, Registered	655	5,134
Deutsche Boerse AG	45	6,328
Deutsche Lufthansa AG, Registered	223	3,569
Deutsche Post AG, Registered	153	5,027
Deutsche Telekom AG, Registered	277	4,589
Deutsche Wohnen SE	152	5,622
E.ON SE	369	3,720
Evonik Industries AG	158	4,567
Fraport AG Frankfurt Airport Services Worldwide	88	7,419
Fresenius Medical Care AG & Co. KGaA	77	5,393
Fresenius SE & Co. KGaA	80	4,056
GEA Group AG	166	4,186

Security	Shares	Value

Germany (continued)
Hannover Rueck SE	53	$8,362
HeidelbergCement AG	53	3,872
HOCHTIEF AG	37	4,235
HUGO BOSS AG	82	5,219
Infineon Technologies AG	327	6,197
Innogy SE	55	2,324
KION Group AG	87	4,709
LANXESS AG	96	5,787
METRO AG	313	4,879
MTU Aero Engines AG	30	7,566
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	36	8,730
Puma SE	70	4,930
QIAGEN NV(a)	145	5,567
RTL Group SA	88	4,366
RWE AG	148	4,031
SAP SE	39	4,851
Siemens AG, Registered	39	4,298
Siemens Healthineers AG(c)	105	4,421
Symrise AG	91	8,474
Telefonica Deutschland Holding AG	1,271	3,228
thyssenkrupp AG(b)	278	3,618
TUI AG	478	4,785
Uniper SE	175	5,446
United Internet AG, Registered(d)	124	3,737
Vonovia SE	129	6,357
Wirecard AG	33	5,570
Zalando SE(a)(c)	159	7,379

		286,161

Hong Kong — 4.3%
AIA Group Ltd.	600	6,201
ASM Pacific Technology Ltd.	500	5,892
Bank of East Asia Ltd. (The)	1,600	4,640
BeiGene Ltd., ADR(a)(b)	41	5,631
BOC Hong Kong Holdings Ltd.	1,500	5,768
CK Asset Holdings Ltd.	1,000	7,582
CK Infrastructure Holdings Ltd.	500	3,887
CLP Holdings Ltd.	500	5,445
Dairy Farm International Holdings Ltd.	500	3,750
Galaxy Entertainment Group Ltd.	1,000	6,898
Hang Lung Properties Ltd.	2,000	4,732
Hang Seng Bank Ltd.	300	7,163
Henderson Land Development Co. Ltd.	1,464	7,621
HK Electric Investments & HK Electric Investments Ltd.	7,500	7,607
HKT Trust & HKT Ltd.	6,000	9,597
Hong Kong & China Gas Co. Ltd.	2,415	5,350
Hong Kong Exchanges & Clearing Ltd.	100	3,393
Hongkong Land Holdings Ltd.	500	3,060
Hysan Development Co. Ltd.	2,000	9,568
Jardine Matheson Holdings Ltd.	100	6,089
Kerry Properties Ltd.	1,500	5,672
Link REIT	500	5,838
Melco Resorts & Entertainment Ltd., ADR	369	8,291
MGM China Holdings Ltd.	3,600	5,960
New World Development Co. Ltd.	5,000	7,090
NWS Holdings Ltd.	3,000	5,595
Sands China Ltd.	800	3,894
Shangri-La Asia Ltd.	2,000	2,445
SJM Holdings Ltd.	6,000	6,592
Swire Pacific Ltd., Class A	500	5,730

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Swire Properties Ltd.	2,200	$7,996
Techtronic Industries Co. Ltd.	1,000	7,518
WH Group Ltd.(c)	5,000	4,925
Wharf Holdings Ltd. (The)	1,000	2,445
Wharf Real Estate Investment Co. Ltd.	1,000	6,349
Wheelock & Co. Ltd.	1,000	6,336
Wynn Macau Ltd.	2,400	5,476
Yue Yuen Industrial Holdings Ltd.	1,500	4,206

		222,232

Ireland — 0.6%
AIB Group PLC	1,243	4,290
Bank of Ireland Group PLC	920	4,097
CRH PLC	152	5,077
Flutter Entertainment PLC	47	3,746
Kerry Group PLC, Class A	75	8,802
Smurfit Kappa Group PLC	148	4,700

		30,712

Israel — 1.2%
Azrieli Group Ltd.	66	4,666
Bank Hapoalim BM	1,151	8,785
Bank Leumi Le-Israel BM	1,347	9,888
Check Point Software Technologies Ltd.(a)	49	5,485
CyberArk Software Ltd.(a)	6	833
Elbit Systems Ltd.	45	7,268
Israel Chemicals Ltd.	496	2,701
Mizrahi Tefahot Bank Ltd.(a)	384	9,279
Nice Ltd.(a)	35	5,394
Teva Pharmaceutical Industries Ltd., ADR(a)	458	3,632
Wix.com Ltd.(a)	35	5,198

		63,129

Italy — 2.1%
Assicurazioni Generali SpA	267	5,006
Atlantia SpA	251	6,500
CNH Industrial NV	506	5,169
Davide Campari-Milano SpA	608	5,700
Enel SpA	1,649	11,381
Eni SpA	286	4,523
Ferrari NV	5	811
Fiat Chrysler Automobiles NV	365	4,891
FinecoBank Banca Fineco SpA	364	3,644
Intesa Sanpaolo SpA	3,148	6,871
Leonardo SpA	137	1,684
Mediobanca Banca di Credito Finanziario SpA	521	5,252
Poste Italiane SpA(c)	363	3,904
Prysmian SpA	391	8,128
Recordati SpA	157	7,085
Snam SpA	1,150	5,684
Telecom Italia SpA/Milano(a)	6,475	3,681
Tenaris SA	258	3,271
Terna Rete Elettrica Nazionale SpA	1,656	10,148
UniCredit SpA	640	7,593

		110,926

Japan — 33.2%
ABC-Mart Inc.	100	6,355
Acom Co. Ltd.	1,600	5,688
Advantest Corp.	200	7,866
Aeon Co. Ltd.	400	6,970
AEON Financial Service Co. Ltd.	400	6,499
Aeon Mall Co. Ltd.	400	6,178

Security	Shares	Value

Japan (continued)
AGC Inc./Japan	100	$3,085
Air Water Inc.	200	3,292
Aisin Seiki Co. Ltd.	300	9,795
Ajinomoto Co. Inc.	300	5,407
Alfresa Holdings Corp.	100	2,432
Alps Alpine Co. Ltd.	300	5,526
Amada Holdings Co. Ltd.	600	6,676
ANA Holdings Inc.	200	6,746
Aozora Bank Ltd.	200	4,601
Asahi Group Holdings Ltd.	100	4,361
Asahi Intecc Co. Ltd.	200	5,287
Asahi Kasei Corp.	500	5,126
Astellas Pharma Inc.	500	7,154
Bandai Namco Holdings Inc.	100	5,434
Bank of Kyoto Ltd. (The)	100	3,901
Benesse Holdings Inc.	300	7,071
Bridgestone Corp.	100	3,776
Brother Industries Ltd.	400	7,166
Calbee Inc.	100	2,846
Canon Inc.	300	8,208
Casio Computer Co. Ltd.	400	4,590
Chiba Bank Ltd. (The)	1,600	7,958
Chubu Electric Power Co. Inc.	400	5,670
Chugai Pharmaceutical Co. Ltd.	100	7,184
Chugoku Electric Power Co. Inc. (The)	500	6,258
Coca-Cola Bottlers Japan Holdings Inc.	200	4,961
Concordia Financial Group Ltd.	1,900	6,737
Credit Saison Co. Ltd.	500	6,129
CyberAgent Inc.	100	4,071
Dai Nippon Printing Co. Ltd.	400	8,451
Daicel Corp.	600	5,117
Daifuku Co. Ltd.	100	5,535
Dai-ichi Life Holdings Inc.	400	5,920
Daiichi Sankyo Co. Ltd.	100	6,122
Daiwa House Industry Co. Ltd.	200	5,731
Daiwa House REIT Investment Corp.	4	9,818
Daiwa Securities Group Inc.	800	3,474
Denso Corp.	100	4,272
Dentsu Inc.	100	3,334
East Japan Railway Co.	100	9,215
Eisai Co. Ltd.	100	5,440
Electric Power Development Co. Ltd.	200	4,508
FamilyMart UNY Holdings Co. Ltd.	200	4,292
Fuji Electric Co. Ltd.	200	6,199
FUJIFILM Holdings Corp.	200	9,544
Fujitsu Ltd.	100	7,868
Fukuoka Financial Group Inc.	400	7,376
GMO Payment Gateway Inc.	100	7,341
Hakuhodo DY Holdings Inc.	400	6,329
Hamamatsu Photonics KK	200	7,488
Hino Motors Ltd.	600	4,846
Hisamitsu Pharmaceutical Co. Inc.	200	8,114
Hitachi Chemical Co. Ltd.	200	5,522
Hitachi Construction Machinery Co. Ltd.	200	4,756
Hitachi High-Technologies Corp.	100	5,112
Hitachi Ltd.	200	7,169
Hitachi Metals Ltd.	500	5,314
Honda Motor Co. Ltd.	200	4,993
Hoshizaki Corp.	100	7,110
Hoya Corp.	100	7,741

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Hulic Co. Ltd.	400	$3,456
Idemitsu Kosan Co. Ltd.	264	7,343
IHI Corp.	300	7,201
Iida Group Holdings Co. Ltd.	300	4,957
Inpex Corp.	500	4,427
Isetan Mitsukoshi Holdings Ltd.	700	5,596
Isuzu Motors Ltd.	600	6,695
ITOCHU Corp.	300	5,753
Itochu Techno-Solutions Corp.	200	5,178
J Front Retailing Co. Ltd.	400	4,734
Japan Airlines Co. Ltd.	200	6,313
Japan Airport Terminal Co. Ltd.	100	4,172
Japan Post Bank Co. Ltd.	300	2,923
Japan Post Holdings Co. Ltd.	300	2,951
Japan Prime Realty Investment Corp.	2	8,869
Japan Real Estate Investment Corp.	1	6,272
Japan Retail Fund Investment Corp.	4	8,061
Japan Tobacco Inc.	200	4,457
JFE Holdings Inc.	300	4,000
JGC Corp.	400	5,250
JSR Corp.	300	4,998
JTEKT Corp.	700	8,368
JXTG Holdings Inc.	1,050	4,978
Kajima Corp.	500	6,484
Kakaku.com Inc.	300	6,289
Kamigumi Co. Ltd.	300	6,935
Kaneka Corp.	100	3,744
Kansai Electric Power Co. Inc. (The)	400	4,959
Kansai Paint Co. Ltd.	300	5,957
Kao Corp.	100	7,349
Kawasaki Heavy Industries Ltd.	300	6,576
KDDI Corp.	200	5,256
Keihan Holdings Co. Ltd.	200	8,160
Keikyu Corp.	500	8,455
Keio Corp.	100	6,226
Keisei Electric Railway Co. Ltd.	200	7,396
Kikkoman Corp.	100	4,582
Kintetsu Group Holdings Co. Ltd.	200	9,542
Kirin Holdings Co. Ltd.	300	6,548
Kobayashi Pharmaceutical Co. Ltd.	100	7,184
Kobe Steel Ltd.	1,000	6,484
Koito Manufacturing Co. Ltd.	100	5,056
Komatsu Ltd.	200	4,505
Konami Holdings Corp.	100	4,274
Konica Minolta Inc.	600	5,029
Kubota Corp.	300	4,677
Kuraray Co. Ltd.	400	4,775
Kurita Water Industries Ltd.	300	7,648
Kyocera Corp.	100	6,162
Kyowa Kirin Co. Ltd.	300	4,982
Kyushu Electric Power Co. Inc.	600	5,985
Lawson Inc.	100	5,020
LINE Corp.(a)(b)	200	6,401
Lion Corp.	200	3,955
LIXIL Group Corp.	600	10,444
M3 Inc.	300	6,123
Makita Corp.	100	3,311
Marubeni Corp.	800	5,231
Marui Group Co. Ltd.	300	6,526
Maruichi Steel Tube Ltd.	200	5,294

Security	Shares	Value

Japan (continued)
Mazda Motor Corp.	900	$8,944
McDonald’s Holdings Co. Japan Ltd.	200	9,017
Mebuki Financial Group Inc.	3,370	8,349
Medipal Holdings Corp.	200	4,281
Mercari Inc.(a)	200	5,399
MINEBEA MITSUMI Inc.	500	8,662
MISUMI Group Inc.	300	6,836
Mitsubishi Chemical Holdings Corp.	600	4,292
Mitsubishi Corp.	200	5,409
Mitsubishi Electric Corp.	400	5,277
Mitsubishi Estate Co. Ltd.	300	5,559
Mitsubishi Gas Chemical Co. Inc.	600	8,057
Mitsubishi Materials Corp.	200	5,535
Mitsubishi Motors Corp.	1,500	6,659
Mitsubishi Tanabe Pharma Corp.	500	5,697
Mitsubishi UFJ Financial Group Inc.	600	2,897
Mitsubishi UFJ Lease & Finance Co. Ltd.	800	4,281
Mitsui & Co. Ltd.	400	6,554
Mitsui Chemicals Inc.	200	4,620
Mitsui Fudosan Co. Ltd.	100	2,276
Mitsui OSK Lines Ltd.	300	7,424
Mizuho Financial Group Inc.	2,400	3,413
MonotaRO Co. Ltd.	200	4,414
MS&AD Insurance Group Holdings Inc.	200	6,596
Murata Manufacturing Co. Ltd.	100	4,461
Nabtesco Corp.	300	8,181
Nagoya Railroad Co. Ltd.	300	8,303
Nexon Co. Ltd.(a)	400	6,381
NGK Insulators Ltd.	400	6,012
NGK Spark Plug Co. Ltd.	300	5,764
NH Foods Ltd.	100	3,735
Nikon Corp.	700	9,529
Nippon Building Fund Inc.	1	7,037
Nippon Electric Glass Co. Ltd.	300	6,783
Nippon Express Co. Ltd.	100	5,674
Nippon Paint Holdings Co. Ltd.	200	8,759
Nippon Prologis REIT Inc.	3	7,231
Nippon Steel Corp.	400	6,324
Nippon Yusen KK	400	6,716
Nissan Chemical Corp.	100	4,407
Nissan Motor Co. Ltd.	400	2,619
Nisshin Seifun Group Inc.	400	7,608
Nissin Foods Holdings Co. Ltd.	100	6,254
Nitto Denko Corp.	100	4,964
Nomura Holdings Inc.	1,300	4,114
Nomura Real Estate Holdings Inc.	200	4,084
Nomura Real Estate Master Fund Inc.	5	7,962
Nomura Research Institute Ltd.	360	6,429
NSK Ltd.	800	6,830
NTT Data Corp.	500	6,608
NTT DOCOMO Inc.	200	4,817
Obayashi Corp.	600	5,725
Odakyu Electric Railway Co. Ltd.	300	6,736
Oji Holdings Corp.	1,000	5,213
Olympus Corp.	500	5,494
Omron Corp.	200	9,652
Ono Pharmaceutical Co. Ltd.	300	5,479
Oracle Corp. Japan	100	8,363
ORIX Corp.	200	2,876
Osaka Gas Co. Ltd.	400	7,383

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Otsuka Corp.	100	$3,983
Otsuka Holdings Co. Ltd.	100	3,700
Pan Pacific International Holdings Corp.	100	6,410
Panasonic Corp.	1,300	11,072
Park24 Co. Ltd.	200	4,382
PeptiDream Inc.(a)(b)	100	5,627
Persol Holdings Co. Ltd.	300	7,341
Pigeon Corp.	100	3,703
Pola Orbis Holdings Inc.	200	5,053
Rakuten Inc.	600	6,167
Recruit Holdings Co. Ltd.	200	6,849
Renesas Electronics Corp.(a)	1,400	8,368
Resona Holdings Inc.	1,000	4,093
Ricoh Co. Ltd.	500	4,614
Rinnai Corp.	100	6,788
Rohm Co. Ltd.	100	7,064
Sankyo Co. Ltd.	200	6,926
Santen Pharmaceutical Co. Ltd.	300	4,866
SBI Holdings Inc./Japan	300	6,891
Secom Co. Ltd.	100	7,876
Sega Sammy Holdings Inc.	400	5,172
Seibu Holdings Inc.	300	4,750
Seiko Epson Corp.	400	5,931
Sekisui Chemical Co. Ltd.	400	5,972
Sekisui House Ltd.	300	5,072
Seven & i Holdings Co. Ltd.	200	6,867
Seven Bank Ltd.	1,400	3,804
Sharp Corp./Japan(b)	800	10,161
Shimadzu Corp.	200	4,859
Shimamura Co. Ltd.	100	7,110
Shimizu Corp.	700	5,680
Shin-Etsu Chemical Co. Ltd.	100	10,274
Shinsei Bank Ltd.	400	6,079
Shionogi & Co. Ltd.	100	5,579
Shizuoka Bank Ltd. (The)	500	3,463
Showa Denko KK	200	5,430
Softbank Corp.	400	5,412
Sompo Holdings Inc.	100	4,174
Sony Financial Holdings Inc.	200	4,883
Stanley Electric Co. Ltd.	200	4,988
Subaru Corp.	200	4,687
SUMCO Corp.	500	6,677
Sumitomo Chemical Co. Ltd.	1,200	5,526
Sumitomo Corp.	300	4,486
Sumitomo Dainippon Pharma Co. Ltd.	200	3,697
Sumitomo Electric Industries Ltd.	300	3,741
Sumitomo Heavy Industries Ltd.	200	6,512
Sumitomo Metal Mining Co. Ltd.	300	8,607
Sumitomo Mitsui Financial Group Inc.	100	3,506
Sumitomo Rubber Industries Ltd.	600	6,593
Sundrug Co. Ltd.	200	5,572
Suntory Beverage & Food Ltd.	200	7,985
Suzuken Co. Ltd./Aichi Japan	100	5,554
Suzuki Motor Corp.	100	3,932
Sysmex Corp.	100	7,317
T&D Holdings Inc.	600	6,775
Taiheiyo Cement Corp.	200	5,664
Taisei Corp.	100	3,472
Taiyo Nippon Sanso Corp.	300	6,192
Takeda Pharmaceutical Co. Ltd.	251	8,403

Security	Shares	Value

Japan (continued)
TDK Corp.	100	$7,801
Teijin Ltd.	300	5,225
Terumo Corp.	200	5,861
THK Co. Ltd.	400	10,220
Tobu Railway Co. Ltd.	300	8,593
Toho Co. Ltd./Tokyo	200	7,829
Toho Gas Co. Ltd.	200	7,654
Tohoku Electric Power Co. Inc.	400	4,019
Tokio Marine Holdings Inc.	100	5,339
Tokyo Century Corp.	100	4,168
Tokyo Electric Power Co. Holdings Inc.(a)	1,000	4,835
Tokyo Gas Co. Ltd.	200	5,013
Tokyu Corp.	400	7,044
Tokyu Fudosan Holdings Corp.	1,000	5,830
Toppan Printing Co. Ltd.	500	8,188
Toray Industries Inc.	800	5,548
Toshiba Corp.	100	3,210
Tosoh Corp.	400	5,648
TOTO Ltd.	200	8,077
Toyo Seikan Group Holdings Ltd.	400	7,033
Toyo Suisan Kaisha Ltd.	200	8,096
Toyoda Gosei Co. Ltd.	300	5,554
Toyota Industries Corp.	100	5,222
Toyota Motor Corp.	100	6,469
Toyota Tsusho Corp.	200	5,839
Trend Micro Inc./Japan	100	4,389
Tsuruha Holdings Inc.	100	10,251
Unicharm Corp.	200	5,707
United Urban Investment Corp.	5	8,478
USS Co. Ltd.	300	5,988
Welcia Holdings Co. Ltd.	200	9,358
West Japan Railway Co.	100	8,232
Yahoo Japan Corp.	1,900	5,617
Yamada Denki Co. Ltd.	900	3,987
Yamaha Corp.	100	4,753
Yamaha Motor Co. Ltd.	400	7,066
Yamato Holdings Co. Ltd.	200	3,948
Yamazaki Baking Co. Ltd.	300	4,592
Yaskawa Electric Corp.	200	6,723
Yokogawa Electric Corp.	300	5,424
Yokohama Rubber Co. Ltd. (The)	200	3,704
ZOZO Inc.	300	5,700

		1,725,049

Netherlands — 2.1%
ABN AMRO Bank NV, CVA(c)	127	2,540
Adyen NV(a)(c)	5	3,824
Aegon NV	533	2,657
AerCap Holdings NV(a)	83	4,526
ArcelorMittal	343	5,544
ASML Holding NV	39	8,806
EXOR NV	54	3,785
Heineken Holding NV	87	8,883
Heineken NV	61	6,596
ING Groep NV	353	3,959
Koninklijke Ahold Delhaize NV	308	7,014
Koninklijke DSM NV	80	10,047
Koninklijke KPN NV	1,570	4,512
Koninklijke Philips NV	162	7,663
Koninklijke Vopak NV	79	3,923
NN Group NV	103	3,903

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
NXP Semiconductors NV	48	$4,963
Randstad NV	68	3,448
Unilever NV	113	6,584
Wolters Kluwer NV	78	5,693

		108,870

New Zealand — 0.8%
a2 Milk Co. Ltd.(a)	542	6,446
Fisher & Paykel Healthcare Corp. Ltd.	616	6,708
Fletcher Building Ltd.	1,209	3,958
Meridian Energy Ltd.	2,358	7,322
Ryman Healthcare Ltd.	1,155	9,834
Spark New Zealand Ltd.	2,609	6,854

		41,122

Norway — 0.9%
Aker BP ASA	187	5,366
DNB ASA	319	5,766
Equinor ASA	219	3,962
Gjensidige Forsikring ASA	339	6,657
Mowi ASA	298	7,231
Norsk Hydro ASA	906	3,137
Orkla ASA	429	3,687
Schibsted ASA, Class B	146	3,804
Telenor ASA	180	3,691
Yara International ASA	126	5,977

		49,278

Portugal — 0.3%
EDP — Energias de Portugal SA	1,235	4,567
Galp Energia SGPS SA	304	4,767
Jeronimo Martins SGPS SA	327	5,317

		14,651

Singapore — 2.7%
CapitaLand Commercial Trust	4,327	6,513
CapitaLand Ltd.	3,300	8,729
CapitaLand Mall Trust	3,000	5,743
City Developments Ltd.	900	6,386
ComfortDelGro Corp. Ltd.	3,800	7,525
DBS Group Holdings Ltd.	300	5,789
Genting Singapore Ltd.	5,700	3,832
Golden Agri-Resources Ltd.	24,100	5,195
Jardine Cycle & Carriage Ltd.	211	5,213
Keppel Corp. Ltd.	1,000	4,676
Oversea-Chinese Banking Corp. Ltd.	900	7,589
SATS Ltd.	1,300	4,579
Sembcorp Industries Ltd.	2,100	3,591
Singapore Airlines Ltd.	1,100	7,772
Singapore Exchange Ltd.	1,000	5,787
Singapore Press Holdings Ltd.(b)	2,700	4,360
Singapore Technologies Engineering Ltd.	1,500	4,647
Suntec REIT	2,900	4,047
United Overseas Bank Ltd.	400	7,716
UOL Group Ltd.	1,600	8,593
Venture Corp. Ltd.	500	5,678
Wilmar International Ltd.	3,100	9,038
Yangzijiang Shipbuilding Holdings Ltd.	5,700	5,956

		138,954

Spain — 2.0%
ACS Actividades de Construccion y Servicios SA	113	4,605
Aena SME SA(c)	33	6,029
Amadeus IT Group SA	95	7,548

Security	Shares	Value

Spain (continued)
Banco Bilbao Vizcaya Argentaria SA	725	$3,713
Banco de Sabadell SA	5,398	4,758
Banco Santander SA	707	3,041
Bankia SA	1,578	3,149
Bankinter SA	757	4,946
CaixaBank SA	1,372	3,414
Enagas SA	163	3,571
Ferrovial SA	286	7,499
Grifols SA	191	6,231
Iberdrola SA	1,009	9,628
Iberdrola SA, New(a)(e)	23	224
Industria de Diseno Textil SA	295	8,878
Mapfre SA	1,104	3,064
Naturgy Energy Group SA	255	6,502
Red Electrica Corp. SA	178	3,389
Repsol SA	215	3,443
Siemens Gamesa Renewable Energy SA	361	5,094
Telefonica SA	698	5,379

		104,105

Sweden — 2.9%
Alfa Laval AB	286	5,399
Assa Abloy AB, Class B	287	6,669
Atlas Copco AB, Class A	168	5,201
Atlas Copco AB, Class B	101	2,788
Boliden AB	251	5,758
Electrolux AB, Series B	194	4,534
Epiroc AB, Class A	406	4,490
Hennes & Mauritz AB, Class B	309	5,433
Hexagon AB, Class B	121	5,928
Husqvarna AB, Class B	772	6,908
ICA Gruppen AB	119	5,324
Industrivarden AB, Class C	378	8,290
Investor AB, Class B	170	8,162
Kinnevik AB, Class B	151	3,885
L E Lundbergforetagen AB, Class B	214	7,999
Lundin Petroleum AB	175	5,575
Millicom International Cellular SA, SDR	77	3,988
Sandvik AB	261	4,058
Securitas AB, Class B	333	5,207
Skandinaviska Enskilda Banken AB, Class A	552	5,240
Skanska AB, Class B	252	4,748
SKF AB, Class B	218	3,611
Svenska Handelsbanken AB, Class A	464	4,218
Swedbank AB, Class A	193	2,660
Swedish Match AB	134	5,167
Tele2 AB, Class B	558	8,053
Telefonaktiebolaget LM Ericsson, Class B	461	4,089
Telia Co. AB	615	2,766
Volvo AB, Class B	277	4,165

		150,313

Switzerland — 3.9%
ABB Ltd., Registered	356	6,762
Adecco Group AG, Registered	111	6,106
Alcon Inc.(a)	80	4,687
Barry Callebaut AG, Registered	3	5,906
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	1	7,404
Cie. Financiere Richemont SA, Registered	80	6,901
Clariant AG, Registered	335	6,169

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Coca-Cola HBC AG	138	$4,792
Dufry AG, Registered	40	3,541
EMS-Chemie Holding AG, Registered	10	6,293
Geberit AG, Registered	13	6,034
Givaudan SA, Registered	3	8,018
Julius Baer Group Ltd.	139	5,987
LafargeHolcim Ltd., Registered	102	5,043
Lonza Group AG, Registered	18	6,206
Nestle SA, Registered	72	7,687
Novartis AG, Registered	25	2,310
Pargesa Holding SA, Bearer	113	8,526
Partners Group Holding AG	12	9,627
Roche Holding AG, NVS	4	1,077
SGS SA, Registered	4	9,939
Sika AG, Registered	51	7,418
Sonova Holding AG, Registered	25	5,796
Straumann Holding AG, Registered	7	5,749
Swatch Group AG (The), Bearer	13	3,805
Swatch Group AG (The), Registered	31	1,703
Swiss Life Holding AG, Registered	19	9,241
Swiss Prime Site AG, Registered	104	9,197
Swiss Re AG	37	3,609
Swisscom AG, Registered	9	4,386
Temenos AG, Registered	36	6,404
UBS Group AG, Registered	375	4,203
Vifor Pharma AG	40	5,968
Zurich Insurance Group AG	16	5,600

		202,094

United Kingdom — 8.9%
3i Group PLC	464	6,321
Anglo American PLC	300	7,490
Antofagasta PLC	493	5,670
Ashtead Group PLC	140	3,897
Associated British Foods PLC	155	4,593
AstraZeneca PLC	77	6,657
Auto Trader Group PLC(c)	355	2,355
Aviva PLC	838	4,167
BAE Systems PLC	853	5,730
Barclays PLC	1,360	2,566
Barratt Developments PLC	538	4,250
Berkeley Group Holdings PLC	97	4,606
BP PLC	721	4,818
British American Tobacco PLC	147	5,313
British Land Co. PLC (The)	808	5,026
BT Group PLC	1,727	4,085
Bunzl PLC	258	6,792
Burberry Group PLC	155	4,287
Carnival PLC	98	4,444
Centrica PLC	3,677	3,425
Coca-Cola European Partners PLC	83	4,588
Compass Group PLC	298	7,601
Croda International PLC	135	7,749
DCC PLC	86	7,331
Diageo PLC	153	6,451
Direct Line Insurance Group PLC	963	3,802
easyJet PLC	386	4,556
Evraz PLC	467	3,723
Experian PLC	349	10,683
Ferguson PLC	88	6,642
Fresnillo PLC	432	3,179

Security	Shares	Value

United Kingdom (continued)
G4S PLC	1,842	$4,320
GlaxoSmithKline PLC	198	4,128
Glencore PLC	1,942	6,336
GVC Holdings PLC	639	4,629
Hargreaves Lansdown PLC	229	5,888
HSBC Holdings PLC	728	5,854
Imperial Brands PLC	135	3,463
Informa PLC	728	7,791
InterContinental Hotels Group PLC	96	6,723
Intertek Group PLC	114	7,968
Investec PLC	637	3,667
ITV PLC	3,110	4,225
J Sainsbury PLC	1,721	4,144
John Wood Group PLC	823	5,351
Johnson Matthey PLC	94	3,700
Kingfisher PLC	1,782	4,853
Land Securities Group PLC	622	6,064
Legal & General Group PLC	1,678	5,379
Lloyds Banking Group PLC	6,112	3,991
London Stock Exchange Group PLC	93	7,545
Marks & Spencer Group PLC	1,544	3,931
Meggitt PLC	588	4,295
Melrose Industries PLC	2,225	5,093
Merlin Entertainments PLC(c)	1,370	7,574
Micro Focus International PLC	230	4,897
Mondi PLC	196	4,328
Next PLC	46	3,416
NMC Health PLC	121	3,665
Ocado Group PLC(a)	260	3,965
Pearson PLC	303	3,232
Persimmon PLC	150	3,690
Prudential PLC	238	4,948
Reckitt Benckiser Group PLC	55	4,291
RELX PLC	357	8,539
Rio Tinto PLC	75	4,314
Rolls-Royce Holdings PLC	241	2,544
Royal Bank of Scotland Group PLC	1,307	3,473
Royal Dutch Shell PLC, Class A	127	4,034
Royal Dutch Shell PLC, Class B	142	4,525
RSA Insurance Group PLC	683	4,688
Sage Group PLC (The)	740	6,524
Schroders PLC	152	5,533
Segro PLC	1,060	9,919
Severn Trent PLC	187	4,614
Smith & Nephew PLC	295	6,715
Smiths Group PLC	320	6,434
SSE PLC	442	5,956
St. James’s Place PLC	358	4,313
Standard Chartered PLC	639	5,295
Standard Life Aberdeen PLC	1,839	6,728
Taylor Wimpey PLC	1,976	3,915
Tesco PLC	1,083	2,961
Unilever PLC	83	5,036
United Utilities Group PLC	500	4,828
Vodafone Group PLC	3,058	5,620
Weir Group PLC (The)	386	7,075
Whitbread PLC	101	5,594
Wm Morrison Supermarkets PLC	1,318	3,141

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
WPP PLC	433	$5,145

		463,604

Total Common Stocks — 99.4% (Cost: $5,235,662)		5,171,638

Preferred Stocks

Germany — 0.3%
Fuchs Petrolub SE, Preference Shares, NVS	148	5,758
Porsche Automobil Holding SE, Preference Shares, NVS	63	4,186
Volkswagen AG, Preference Shares, NVS	22	3,697

		13,641

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	3,524	1,883

Total Preferred Stocks — 0.3% (Cost: $18,264)		15,524

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(f)(g)(h)	64,611	64,643

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(f)(g)	1,000	$1,000

		65,643

Total Short-Term Investments — 1.3% (Cost: $65,622)		65,643

Total Investments in Securities — 101.0% (Cost: $5,319,548)		5,252,805

Other Assets, Less Liabilities — (1.0)%		(51,086)

Net Assets — 100.0%		$5,201,719

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	21,151	43,460	64,611	$64,643	$1,673	(b)	$3		$16
BlackRock Cash Funds: Treasury, SL Agency Shares	305	695	1,000	1,000	102		—		—

				$65,643	$1,775		$3		$16

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$5,171,414	$—	$224	$5,171,638
Preferred Stocks	15,524	—	—	15,524
Money Market Funds	65,643	—	—	65,643

	$5,252,581	$—	$224	$5,252,805

See notes to financial statements.

SCHEDULE OF INVESTMENTS	37

Schedule of Investments July 31, 2019	iShares® Edge MSCI Intl Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.4%
BlueScope Steel Ltd.	33,917	$306,009
Coles Group Ltd.(a)	51,006	499,214
Fortescue Metals Group Ltd.	117,638	675,413
Goodman Group	52,791	538,880
Harvey Norman Holdings Ltd.	12,322	37,284
Mirvac Group	120,548	267,542
Origin Energy Ltd.	50,193	274,689
Santos Ltd.	45,803	228,249
Sonic Healthcare Ltd.	18,479	357,136
South32 Ltd.	334,015	722,890
Stockland	132,982	418,876

		4,326,182

Austria — 0.2%
OMV AG	5,279	266,316
Raiffeisen Bank International AG	10,277	242,808
voestalpine AG	9,137	244,562

		753,686

Belgium — 0.2%
Solvay SA	3,062	316,581
UCB SA	6,038	474,758

		791,339

Canada — 2.7%
AltaGas Ltd.	10,731	165,155
Bausch Health Companies Inc.(a)	50,244	1,213,294
Canadian Natural Resources Ltd.	22,055	561,473
Cenovus Energy Inc.	23,688	221,339
Empire Co. Ltd., Class A, NVS	17,046	453,426
Encana Corp.	49,570	227,626
First Quantum Minerals Ltd.	47,607	440,849
George Weston Ltd.	7,260	577,085
Husky Energy Inc.	11,317	88,251
Loblaw Companies Ltd.	18,006	939,002
Magna International Inc.	15,386	779,875
Metro Inc.	12,531	492,594
Open Text Corp.	11,986	513,797
Power Corp. of Canada	24,120	513,938
Stars Group Inc. (The)(a)(b)	4,260	66,634
Teck Resources Ltd., Class B	54,099	1,112,343
Tourmaline Oil Corp.	10,745	142,378
West Fraser Timber Co. Ltd.	1,638	64,352

		8,573,411

Denmark — 0.7%
AP Moller — Maersk A/S, Class A	139	149,743
AP Moller — Maersk A/S, Class B, NVS	412	466,143
Carlsberg A/S, Class B	6,480	890,454
Danske Bank A/S	42,093	629,200
H Lundbeck A/S	1,820	70,937
Pandora A/S	2,660	103,042

		2,309,519

Finland — 0.5%
Nokia OYJ	264,284	1,435,811

France — 10.5%
Atos SE	7,991	650,028
AXA SA	95,585	2,437,117
BNP Paribas SA	78,430	3,683,324
Bouygues SA	7,421	267,541

Security	Shares	Value

France (continued)
Carrefour SA	60,611	$1,174,564
Casino Guichard Perrachon SA(b)	10,728	398,948
Cie. de Saint-Gobain	39,424	1,525,559
Cie. Generale des Etablissements Michelin SCA	6,479	724,618
CNP Assurances	5,960	124,091
Credit Agricole SA	76,901	923,000
Electricite de France SA	39,733	496,137
Engie SA	139,084	2,155,597
Eutelsat Communications SA	4,476	86,316
Faurecia SE	3,592	171,971
Iliad SA	556	58,067
Imerys SA	980	41,288
Orange SA	75,306	1,125,628
Peugeot SA	50,712	1,206,044
Publicis Groupe SA	5,173	257,513
Renault SA	18,960	1,066,902
Sanofi	95,206	7,998,936
Societe Generale SA	83,023	2,052,581
TOTAL SA	78,964	4,135,247
Valeo SA	7,105	224,664

		32,985,681

Germany — 5.8%
Bayer AG, Registered	85,670	5,603,866
Bayerische Motoren Werke AG	18,655	1,388,091
Commerzbank AG	99,317	681,502
Covestro AG(c)	11,185	511,958
Daimler AG, Registered	49,932	2,607,094
Deutsche Bank AG, Registered	231,572	1,815,139
Deutsche Lufthansa AG, Registered	38,766	620,455
Fresenius Medical Care AG & Co. KGaA	9,297	651,095
Fresenius SE & Co. KGaA	19,375	982,394
HeidelbergCement AG	9,259	676,474
Merck KGaA	7,087	729,413
METRO AG	23,012	358,702
RTL Group SA	840	41,675
RWE AG	19,884	541,516
TUI AG	9,381	93,914
Uniper SE	11,737	365,250
Volkswagen AG	2,603	448,348

		18,116,886

Hong Kong — 3.5%
ASM Pacific Technology Ltd.	14,000	164,987
CK Asset Holdings Ltd.	347,500	2,634,694
CK Hutchison Holdings Ltd.	376,500	3,542,358
Hang Lung Properties Ltd.	139,000	328,860
Jardine Matheson Holdings Ltd.	15,100	919,439
Jardine Strategic Holdings Ltd.	13,900	479,550
Kerry Properties Ltd.	69,500	262,804
NWS Holdings Ltd.	139,000	259,252
Swire Pacific Ltd., Class A	26,000	297,934
WH Group Ltd.(c)	1,156,000	1,138,589
Wharf Real Estate Investment Co. Ltd.	171,058	1,086,062

		11,114,529

Ireland — 0.1%
Bank of Ireland Group PLC	51,242	228,211

Israel — 0.7%
Bank Hapoalim BM	58,104	443,477
Bank Leumi Le-Israel BM	62,793	460,950

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Intl Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Israel (continued)
Mizrahi Tefahot Bank Ltd.(a)	4,567	$110,358
Teva Pharmaceutical Industries Ltd., ADR(a)	159,964	1,268,515

		2,283,300

Italy — 3.3%
Enel SpA	428,850	2,959,908
Eni SpA	89,490	1,415,260
Fiat Chrysler Automobiles NV	100,139	1,341,951
Intesa Sanpaolo SpA	572,779	1,250,210
Leonardo SpA	30,194	371,142
Mediobanca Banca di Credito Finanziario SpA	30,169	304,125
Telecom Italia SpA/Milano(a)	1,180,798	671,286
UniCredit SpA	185,198	2,197,261

		10,511,143

Japan — 40.8%
Aeon Mall Co. Ltd.	13,900	214,693
AGC Inc./Japan	13,900	428,874
Aisin Seiki Co. Ltd.	13,900	453,838
Ajinomoto Co. Inc.	27,800	501,079
Alfresa Holdings Corp.	14,200	345,404
Alps Alpine Co. Ltd.	13,900	256,044
Amada Holdings Co. Ltd.	27,400	304,851
ANA Holdings Inc.	13,900	468,817
Asahi Group Holdings Ltd.	27,800	1,212,369
Asahi Kasei Corp.	54,400	557,653
Astellas Pharma Inc.	56,000	801,253
Bridgestone Corp.	14,200	536,219
Brother Industries Ltd.	13,900	249,003
Canon Inc.	83,400	2,281,738
Central Japan Railway Co.	11,100	2,240,958
Chiba Bank Ltd. (The)	40,800	202,920
Chubu Electric Power Co. Inc.	55,600	788,104
Coca-Cola Bottlers Japan Holdings Inc.	2,600	64,488
Concordia Financial Group Ltd.	81,600	289,348
Credit Saison Co. Ltd.	13,900	170,397
Dai Nippon Printing Co. Ltd.	13,900	293,683
Daicel Corp.	13,600	115,990
Dai-ichi Life Holdings Inc.	55,600	822,926
Daito Trust Construction Co. Ltd.	3,200	414,828
Daiwa House Industry Co. Ltd.	69,500	1,991,384
Daiwa House REIT Investment Corp.	140	343,633
Daiwa Securities Group Inc.	84,000	364,780
Denso Corp.	13,900	593,767
East Japan Railway Co.	16,200	1,492,802
Electric Power Development Co. Ltd.	13,900	313,270
Fuji Electric Co. Ltd.	2,500	77,481
FUJIFILM Holdings Corp.	41,700	1,989,848
Fujitsu Ltd.	17,600	1,384,820
Fukuoka Financial Group Inc.	14,000	258,144
Hankyu Hanshin Holdings Inc.	13,900	490,965
Hino Motors Ltd.	27,300	220,512
Hitachi High-Technologies Corp.	1,800	92,010
Hitachi Ltd.	122,400	4,387,574
Hitachi Metals Ltd.	13,700	145,612
Honda Motor Co. Ltd.	97,300	2,429,027
Hulic Co. Ltd.	14,000	120,949
Idemitsu Kosan Co. Ltd.	13,900	386,627
Iida Group Holdings Co. Ltd.	13,900	229,672
Inpex Corp.	54,400	481,646
Isuzu Motors Ltd.	27,400	305,734

Security	Shares	Value

Japan (continued)
ITOCHU Corp.	179,400	$3,440,118
J Front Retailing Co. Ltd.	13,900	164,508
Japan Airlines Co. Ltd.	13,900	438,732
Japan Post Bank Co. Ltd.	27,300	266,023
Japan Post Holdings Co. Ltd.	122,800	1,207,925
Japan Tobacco Inc.	83,400	1,858,497
JFE Holdings Inc.	69,500	926,560
JSR Corp.	14,000	233,258
JTEKT Corp.	27,800	332,345
JXTG Holdings Inc.	219,700	1,041,488
Kajima Corp.	41,700	540,765
Kamigumi Co. Ltd.	13,900	321,336
Kansai Electric Power Co. Inc. (The)	68,800	852,911
Kawasaki Heavy Industries Ltd.	13,900	304,693
KDDI Corp.	83,400	2,191,866
Kobe Steel Ltd.	41,100	266,492
Komatsu Ltd.	28,000	630,661
Konica Minolta Inc.	41,600	348,662
Kuraray Co. Ltd.	13,900	165,917
Kyocera Corp.	27,800	1,712,936
Kyushu Electric Power Co. Inc.	41,200	410,957
Kyushu Railway Co.	14,000	401,013
LIXIL Group Corp.	27,800	483,924
Marubeni Corp.	244,800	1,600,811
Mazda Motor Corp.	41,000	407,451
Mebuki Financial Group Inc.	99,200	245,773
Medipal Holdings Corp.	14,200	303,945
MINEBEA MITSUMI Inc.	13,900	240,810
Mitsubishi Chemical Holdings Corp.	136,800	978,484
Mitsubishi Corp.	163,200	4,413,878
Mitsubishi Electric Corp.	95,700	1,262,632
Mitsubishi Estate Co. Ltd.	42,000	778,301
Mitsubishi Gas Chemical Co. Inc.	13,900	186,656
Mitsubishi Heavy Industries Ltd.	27,800	1,154,247
Mitsubishi Materials Corp.	13,900	384,706
Mitsubishi Motors Corp.	27,600	122,525
Mitsubishi Tanabe Pharma Corp.	27,400	312,169
Mitsubishi UFJ Financial Group Inc.	1,047,200	5,055,881
Mitsubishi UFJ Lease & Finance Co. Ltd.	27,400	146,621
Mitsui & Co. Ltd.	217,600	3,565,373
Mitsui Chemicals Inc.	13,900	321,079
Mitsui OSK Lines Ltd.	13,900	343,995
Mizuho Financial Group Inc.	1,939,500	2,758,082
MS&AD Insurance Group Holdings Inc.	27,800	916,894
NEC Corp.	21,200	874,750
Nexon Co. Ltd.(a)	13,900	221,734
NGK Insulators Ltd.	13,900	208,932
NH Foods Ltd.	13,900	519,130
Nikon Corp.	13,900	189,217
Nippon Electric Glass Co. Ltd.	13,900	314,294
Nippon Steel Corp.	81,600	1,290,043
Nippon Telegraph & Telephone Corp.	41,700	1,890,374
Nippon Yusen KK	13,900	233,384
Nissan Motor Co. Ltd.	163,200	1,068,410
Nomura Holdings Inc.	217,600	688,624
Nomura Real Estate Master Fund Inc.	305	485,697
NSK Ltd.	27,200	232,230
NTT DOCOMO Inc.	41,700	1,004,333
Obayashi Corp.	68,400	652,659
Oji Holdings Corp.	54,400	283,586

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Intl Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
ORIX Corp.	95,200	$1,369,144
Osaka Gas Co. Ltd.	27,800	513,113
Otsuka Holdings Co. Ltd.	27,800	1,028,530
Renesas Electronics Corp.(a)	28,000	167,368
Resona Holdings Inc.	190,400	779,312
Ricoh Co. Ltd.	69,000	636,776
Rohm Co. Ltd.	13,900	981,930
Sega Sammy Holdings Inc.	100	1,293
Seiko Epson Corp.	27,800	412,231
Sekisui Chemical Co. Ltd.	14,000	209,017
Sekisui House Ltd.	27,900	471,660
Seven & i Holdings Co. Ltd.	69,500	2,386,332
Shimizu Corp.	54,400	441,413
Shinsei Bank Ltd.	13,900	211,236
Shizuoka Bank Ltd. (The)	27,200	188,390
Showa Denko KK	13,900	377,409
SoftBank Group Corp.	62,000	3,213,779
Sompo Holdings Inc.	13,900	580,196
Subaru Corp.	27,800	651,505
SUMCO Corp.	13,900	185,632
Sumitomo Chemical Co. Ltd.	137,000	630,900
Sumitomo Corp.	176,800	2,643,655
Sumitomo Dainippon Pharma Co. Ltd.	13,900	256,940
Sumitomo Electric Industries Ltd.	41,700	520,026
Sumitomo Heavy Industries Ltd.	14,000	455,814
Sumitomo Metal Mining Co. Ltd.	13,900	398,789
Sumitomo Mitsui Financial Group Inc.	111,200	3,899,041
Sumitomo Mitsui Trust Holdings Inc.	28,200	969,825
Sumitomo Rubber Industries Ltd.	13,700	150,533
Suzuken Co. Ltd./Aichi Japan	13,900	771,973
Suzuki Motor Corp.	13,900	546,526
Taiheiyo Cement Corp.	13,900	393,668
Taisei Corp.	13,900	482,643
TDK Corp.	13,900	1,084,347
Teijin Ltd.	13,900	242,090
THK Co. Ltd.	16,100	411,341
Tohoku Electric Power Co. Inc.	41,400	416,002
Tokyo Electric Power Co. Holdings Inc.(a)	258,400	1,249,459
Toppan Printing Co. Ltd.	27,800	455,247
Tosoh Corp.	27,800	392,516
Toyo Seikan Group Holdings Ltd.	13,900	244,394
Toyo Suisan Kaisha Ltd.	13,900	562,657
Toyota Industries Corp.	13,900	725,885
Toyota Motor Corp.	111,200	7,193,818
Toyota Tsusho Corp.	13,900	405,830
West Japan Railway Co.	13,900	1,144,262
Yamada Denki Co. Ltd.(b)	27,200	120,499
Yamaha Motor Co. Ltd.	13,900	245,546

		128,135,523

Netherlands — 4.0%
Aegon NV	176,042	877,515
AerCap Holdings NV(a)	16,954	924,502
Akzo Nobel NV	8,256	785,476
ArcelorMittal	87,470	1,413,895
EXOR NV	4,821	337,950
ING Groep NV	200,597	2,249,527
Koninklijke Ahold Delhaize NV	161,079	3,668,509
NN Group NV	21,040	797,184

Security	Shares	Value

Netherlands (continued)
NXP Semiconductors NV	13,920	$1,439,189

		12,493,747

Norway — 0.4%
Equinor ASA	24,174	437,383
Mowi ASA	29,399	713,354
Norsk Hydro ASA	56,926	197,114

		1,347,851

Singapore — 0.9%
ComfortDelGro Corp. Ltd.	69,200	137,030
Golden Agri-Resources Ltd.	1,367,300	294,730
Keppel Corp. Ltd.	108,800	508,801
Sembcorp Industries Ltd.	80,900	138,326
Singapore Airlines Ltd.	54,800	387,210
UOL Group Ltd.	27,200	146,082
Venture Corp. Ltd.	13,600	154,429
Wilmar International Ltd.	289,500	844,036
Yangzijiang Shipbuilding Holdings Ltd.	239,800	250,567

		2,861,211

Spain — 3.1%
Banco Bilbao Vizcaya Argentaria SA	378,936	1,940,563
Banco de Sabadell SA	480,586	423,573
Banco Santander SA	891,871	3,835,994
Bankia SA	61,177	122,095
CaixaBank SA	199,528	496,515
Mapfre SA	52,162	144,786
Repsol SA	76,604	1,226,909
Telefonica SA	188,414	1,451,888

		9,642,323

Sweden — 0.3%
Boliden AB	13,494	309,529
ICA Gruppen AB	4,849	216,945
Telia Co. AB	84,831	381,570

		908,044

Switzerland — 3.7%
Credit Suisse Group AG, Registered	121,861	1,480,796
Novartis AG, Registered	96,575	8,921,969
Swiss Re AG	11,408	1,112,683

		11,515,448

United Kingdom — 15.7%
3i Group PLC	41,127	560,232
Anglo American PLC	76,129	1,900,678
Aviva PLC	205,889	1,023,782
Barclays PLC	1,671,387	3,153,294
Barratt Developments PLC	50,099	395,790
Berkeley Group Holdings PLC	4,236	201,143
BP PLC	425,372	2,842,261
British American Tobacco PLC	244,056	8,821,593
BT Group PLC	390,162	922,887
Coca-Cola European Partners PLC	8,343	461,201
easyJet PLC	10,435	123,172
Glencore PLC	709,399	2,314,448
Imperial Brands PLC	80,919	2,075,753
J Sainsbury PLC	336,683	810,693
John Wood Group PLC	17,822	115,876
Kingfisher PLC	90,219	245,682
Lloyds Banking Group PLC	3,861,696	2,521,685
Marks & Spencer Group PLC	49,573	126,195
Meggitt PLC	39,281	286,951

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Intl Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Melrose Industries PLC	182,009	$416,639
Micro Focus International PLC	29,761	633,634
Pearson PLC	23,345	249,031
Persimmon PLC	11,295	277,848
Rio Tinto PLC	46,559	2,678,291
Royal Bank of Scotland Group PLC	303,962	807,644
Royal Dutch Shell PLC, Class A	128,898	4,094,089
Royal Dutch Shell PLC, Class B	104,441	3,328,150
Standard Chartered PLC	177,181	1,468,313
Taylor Wimpey PLC	133,237	263,964
Tesco PLC	726,429	1,986,200
Vodafone Group PLC	1,516,874	2,787,491
Wm Morrison Supermarkets PLC	298,465	711,359
WPP PLC	58,302	692,748

		49,298,717

Total Common Stocks — 98.5% (Cost: $329,454,944)		309,632,562

Preferred Stocks

Germany — 1.1%
Bayerische Motoren Werke AG, Preference Shares, NVS	3,546	212,606
Porsche Automobil Holding SE, Preference Shares, NVS	14,614	971,067
Volkswagen AG, Preference Shares, NVS	13,770	2,314,139

		3,497,812

Italy — 0.1%
Telecom Italia SpA/Milano, Preference Shares, NVS	434,810	232,376

Total Preferred Stocks — 1.2% (Cost: $3,715,635)		3,730,188

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(d)(e)(f)	616,641	$616,950
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(d)(e)	76,000	76,000

		692,950

Total Short-Term Investments — 0.2% (Cost: $692,888)		692,950

Total Investments in Securities — 99.9% (Cost: $333,863,467)		314,055,700

Other Assets, Less Liabilities — 0.1%		165,888

Net Assets — 100.0%		$314,221,588

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	616,641	616,641	$616,950	$42,698	(b)	$(293)	$62
BlackRock Cash Funds: Treasury, SL Agency Shares	58,936	17,064	76,000	76,000	4,955		—	—

				$692,950	$47,653		$(293)	$62

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Intl Value Factor ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$309,632,562	$—	$—	$309,632,562
Preferred Stocks	3,730,188	—	—	3,730,188
Money Market Funds	692,950	—	—	692,950

	$314,055,700	$—	$—	$314,055,700

See notes to financial statements.

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	iShares® Edge MSCI USA Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.8%
HEICO Corp.(a)	82,856	$11,330,558
HEICO Corp., Class A	159,779	16,839,109
TransDigm Group Inc.(b)	108,116	52,483,831

		80,653,498

Building Products — 0.2%
Lennox International Inc.	73,420	18,830,762

Capital Markets — 1.6%
FactSet Research Systems Inc.	75,527	20,943,637
MarketAxess Holdings Inc.	69,614	23,462,703
Moody’s Corp.	308,693	66,165,258
MSCI Inc.	236,505	53,743,396

		164,314,994

Chemicals — 2.1%
Air Products & Chemicals Inc.	518,631	118,387,898
Ecolab Inc.	482,383	97,311,123

		215,699,021

Commercial Services & Supplies — 2.0%
Copart Inc.(b)	366,614	28,423,583
Republic Services Inc.	385,275	34,154,629
Waste Connections Inc.	503,872	45,711,268
Waste Management Inc.	858,892	100,490,364

		208,779,844

Communications Equipment — 4.2%
Cisco Systems Inc.	6,937,973	384,363,704
Motorola Solutions Inc.	248,119	41,177,829

		425,541,533

Containers & Packaging — 0.8%
Ball Corp.	779,346	55,707,652
Crown Holdings Inc.(b)	229,912	14,716,667
Sealed Air Corp.	278,368	11,632,999

		82,057,318

Electric Utilities — 2.8%
American Electric Power Co. Inc.	797,673	70,043,666
Entergy Corp.	271,406	28,665,902
Eversource Energy	425,068	32,245,658
Exelon Corp.	1,662,533	74,913,737
OGE Energy Corp.	351,721	15,106,417
Pinnacle West Capital Corp.	160,284	14,621,106
Xcel Energy Inc.	769,119	45,847,184

		281,443,670

Electrical Equipment — 0.4%
AMETEK Inc.	440,253	39,451,071

Electronic Equipment, Instruments & Components — 0.7%
CDW Corp./DE	242,294	28,629,459
Keysight Technologies Inc.(a)(b)	523,030	46,821,646

		75,451,105

Entertainment — 4.6%
Live Nation Entertainment Inc.(a)(b)	297,744	21,455,433
Walt Disney Co. (The)	3,102,022	443,620,166

		465,075,599

Equity Real Estate Investment Trusts (REITs) — 3.9%
American Tower Corp.	1,001,640	211,967,057
Equity LifeStyle Properties Inc.	172,745	21,463,566
National Retail Properties Inc.	241,630	12,622,751
Realty Income Corp.	507,750	35,141,377

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Sun Communities Inc.	177,586	$23,585,197
UDR Inc.	393,013	18,102,179
Welltower Inc.	595,698	49,514,418
WP Carey Inc.	296,812	25,686,110

		398,082,655

Food Products — 1.9%
Hershey Co. (The)	245,972	37,323,791
McCormick & Co. Inc./MD, NVS	178,403	28,284,012
Mondelez International Inc., Class A	2,395,206	128,119,569

		193,727,372

Health Care Equipment & Supplies — 5.0%
Abbott Laboratories	2,718,449	236,776,908
Danaher Corp.	1,379,364	193,800,642
Edwards Lifesciences Corp.(b)	266,965	56,823,500
Steris PLC	153,037	22,781,088

		510,182,138

Health Care Technology — 0.5%
Veeva Systems Inc., Class A(b)	313,519	52,012,802

Hotels, Restaurants & Leisure — 3.4%
Chipotle Mexican Grill Inc.(a)(b)	48,656	38,707,308
Starbucks Corp.	2,746,899	260,103,866
Yum! Brands Inc.	459,417	51,693,601

		350,504,775

Household Durables — 0.2%
Garmin Ltd.	263,580	20,714,752

Household Products — 6.7%
Church & Dwight Co. Inc.	588,850	44,422,844
Clorox Co. (The)	172,344	28,023,134
Kimberly-Clark Corp.	542,618	73,606,132
Procter & Gamble Co. (The)	4,525,499	534,189,902

		680,242,012

Independent Power and Renewable Electricity Producers — 0.2%
AES Corp./VA	1,083,141	18,185,937

Industrial Conglomerates — 2.9%
Honeywell International Inc.	1,259,670	217,242,688
Roper Technologies Inc.	222,575	80,939,399

		298,182,087

Insurance — 3.2%
Aflac Inc.	945,947	49,794,650
Aon PLC	355,486	67,275,726
Arthur J Gallagher & Co.	232,889	21,060,152
Cincinnati Financial Corp.	296,517	31,825,170
Erie Indemnity Co., Class A, NVS	83,862	18,681,938
Progressive Corp. (The)	785,533	63,612,462
RenaissanceRe Holdings Ltd.	68,603	12,427,433
Willis Towers Watson PLC	231,800	45,251,996
WR Berkley Corp.	266,475	18,490,700

		328,420,227

Internet & Direct Marketing Retail — 0.2%
Wayfair Inc., Class A(a)(b)	133,443	17,502,384

IT Services — 16.2%
EPAM Systems Inc.(a)(b)	130,001	25,192,894
Fiserv Inc.(b)	476,757	50,264,490
Global Payments Inc.(a)	270,717	45,458,799
Mastercard Inc., Class A	1,930,606	525,646,096
MongoDB Inc.(a)(b)	104,319	14,940,567

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI USA Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Okta Inc.(a)(b)	334,248	$43,729,666
Paychex Inc.	723,932	60,122,553
PayPal Holdings Inc.(b)	2,264,356	249,984,902
Twilio Inc., Class A(b)	309,784	43,094,052
VeriSign Inc.(b)	284,784	60,115,054
Visa Inc., Class A	2,967,493	528,213,754

		1,646,762,827

Life Sciences Tools & Services — 2.8%
Agilent Technologies Inc.	424,840	29,488,144
IQVIA Holdings Inc.(b)	248,664	39,579,849
Mettler-Toledo International Inc.(b)	49,488	37,450,044
Thermo Fisher Scientific Inc.	627,534	174,253,641

		280,771,678

Machinery — 1.2%
Deere & Co.	371,684	61,569,455
Ingersoll-Rand PLC	534,144	66,052,247

		127,621,702

Media — 3.0%
Altice USA Inc., Class A(b)	294,948	7,612,608
Comcast Corp., Class A	6,868,192	296,499,849

		304,112,457

Multi-Utilities — 1.2%
Ameren Corp.	353,189	26,732,875
CMS Energy Corp.	369,128	21,490,632
DTE Energy Co.	253,422	32,212,471
WEC Energy Group Inc.	471,895	40,328,147

		120,764,125

Pharmaceuticals — 4.0%
Eli Lilly & Co.	1,264,218	137,736,551
Merck & Co. Inc.	3,200,171	265,582,191

		403,318,742

Professional Services — 0.9%
CoStar Group Inc.(b)	71,162	43,793,095
Verisk Analytics Inc.	286,262	43,431,670

		87,224,765

Road & Rail — 1.6%
CSX Corp.	976,138	68,720,115
Norfolk Southern Corp.	469,468	89,724,724

		158,444,839

Semiconductors & Semiconductor Equipment — 6.9%
Advanced Micro Devices Inc.(a)(b)	1,854,203	56,460,481
Analog Devices Inc.	740,637	86,995,222
Broadcom Inc.	727,832	211,064,002
KLA Corp.	282,135	38,460,643
Marvell Technology Group Ltd.	1,072,572	28,165,741
Microchip Technology Inc.	446,938	42,199,886
QUALCOMM Inc.	2,192,712	160,418,810
Xilinx Inc.	675,747	77,177,065

		700,941,850

Software — 11.1%
Cadence Design Systems Inc.(a)(b)	882,049	65,192,242

Security	Shares	Value

Software (continued)
DocuSign Inc.(b)	196,960	$10,186,771
Fortinet Inc.(b)	230,211	18,488,245
Microsoft Corp.	3,794,701	517,103,905
Paycom Software Inc.(b)	122,532	29,499,579
salesforce.com Inc.(b)	1,122,967	173,498,402
ServiceNow Inc.(a)(b)	411,788	114,225,873
Splunk Inc.(a)(b)	201,093	27,209,894
SS&C Technologies Holdings Inc.	392,125	18,802,394
Synopsys Inc.(b)	348,170	46,223,049
VMware Inc., Class A	257,391	44,912,156
Workday Inc., Class A(b)	338,302	67,653,634

		1,132,996,144

Specialty Retail — 1.3%
AutoZone Inc.(b)	68,017	76,385,811
O’Reilly Automotive Inc.(a)(b)	113,943	43,384,937
Tractor Supply Co.	160,352	17,447,901

		137,218,649

Technology Hardware, Storage & Peripherals — 0.3%
Dell Technologies Inc., Class C(a)(b)	509,505	29,418,819

Textiles, Apparel & Luxury Goods — 0.3%
Lululemon Athletica Inc.(a)(b)	183,120	34,992,401

Trading Companies & Distributors — 0.3%
Fastenal Co.	1,125,248	34,657,638

Water Utilities — 0.4%
American Water Works Co. Inc.	321,074	36,852,874

Total Common Stocks — 99.8% (Cost: $9,039,464,729)		10,161,155,066

Short-Term Investments

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(c)(d)(e)	133,656,711	133,723,540
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(c)(d)	18,524,000	18,524,000

		152,247,540

Total Short-Term Investments — 1.5% (Cost: $152,237,864)		152,247,540

Total Investments in Securities — 101.3% (Cost: $9,191,702,593)		10,313,402,606

Other Assets, Less Liabilities — (1.3)%		(137,232,762)

Net Assets — 100.0%		$10,176,169,844

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI USA Momentum Factor ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Shares Purchased		Shares Sold	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	18,054,513	115,602,198	(b)	—	133,656,711	$133,723,540	$1,330,004	(c)	$20,701	$5,347
BlackRock Cash Funds: Treasury, SL Agency Shares	14,671,603	3,852,397	(b)	—	18,524,000	18,524,000	357,953		—	—
BlackRock Inc.	156,866	32,593		(189,459)	—	—	524,294		(15,176,746)	2,312,835

						$152,247,540	$2,212,251		$(15,156,045)	$2,318,182

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini	92	09/20/19	$13,719	$27,384

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$27,384

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$1,150,789

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(349,449)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$18,509,255

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI USA Momentum Factor ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$10,161,155,066	$—	$—	$10,161,155,066
Money Market Funds	152,247,540	—	—	152,247,540

	$10,313,402,606	$—	$—	$10,313,402,606

Derivative financial instruments(a)
Assets
Futures Contracts	$27,384	$—	$—	$27,384

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	iShares® Edge MSCI USA Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
Huntington Ingalls Industries Inc.	156,499	$35,728,722

Air Freight & Logistics — 0.7%
CH Robinson Worldwide Inc.	399,349	33,437,492
Expeditors International of Washington Inc.	583,082	44,518,311

		77,955,803

Auto Components — 0.1%
Lear Corp.	114,207	14,479,163

Banks — 0.3%
East West Bancorp. Inc.	602,108	28,907,205

Beverages — 3.4%
Brown-Forman Corp., Class B, NVS	423,545	23,214,501
Monster Beverage Corp.(a)(b)	648,049	41,779,719
PepsiCo Inc.	2,357,495	301,311,436

		366,305,656

Biotechnology — 3.4%
Amgen Inc.	974,931	181,902,626
Biogen Inc.(a)	326,800	77,719,576
Celgene Corp.(a)	836,533	76,843,921
Regeneron Pharmaceuticals Inc.(a)	126,948	38,688,673

		375,154,796

Building Products — 0.5%
Allegion PLC	308,457	31,937,638
AO Smith Corp.	429,457	19,518,820

		51,456,458

Capital Markets — 7.1%
Ameriprise Financial Inc.	642,897	93,547,942
BlackRock Inc.(c)	477,287	223,217,584
Eaton Vance Corp., NVS	483,339	21,508,586
FactSet Research Systems Inc.	223,126	61,872,840
Franklin Resources Inc.	1,314,407	42,889,100
MarketAxess Holdings Inc.	208,939	70,420,801
SEI Investments Co.	755,607	45,026,621
T Rowe Price Group Inc.	1,326,838	150,450,161
TD Ameritrade Holding Corp.	1,208,001	61,728,851

		770,662,486

Chemicals — 2.0%
Air Products & Chemicals Inc.	375,220	85,651,469
Celanese Corp.	257,491	28,882,766
LyondellBasell Industries NV, Class A	753,587	63,067,696
PPG Industries Inc.	375,765	44,111,053

		221,712,984

Commercial Services & Supplies — 0.6%
Copart Inc.(a)	657,673	50,989,388
Rollins Inc.	523,050	17,537,866

		68,527,254

Communications Equipment — 0.1%
F5 Networks Inc.(a)	82,412	12,091,489

Containers & Packaging — 0.3%
Avery Dennison Corp.	158,085	18,159,224
Packaging Corp. of America	177,947	17,967,309

		36,126,533

Electric Utilities — 1.8%
OGE Energy Corp.	2,179,872	93,625,502

Security	Shares	Value

Electric Utilities (continued)
Pinnacle West Capital Corp.	1,182,276	$107,847,217

		201,472,719

Electrical Equipment — 0.8%
Rockwell Automation Inc.	523,491	84,166,883

Electronic Equipment, Instruments & Components — 0.3%
TE Connectivity Ltd.	372,559	34,424,452

Energy Equipment & Services — 0.1%
Baker Hughes a GE Co.	469,394	11,917,914

Entertainment — 3.0%
Activision Blizzard Inc.	797,704	38,880,093
Walt Disney Co. (The)	2,043,525	292,244,510

		331,124,603

Equity Real Estate Investment Trusts (REITs) — 2.8%
AvalonBay Communities Inc.	187,408	39,128,917
Host Hotels & Resorts Inc.	1,015,613	17,661,510
National Retail Properties Inc.	202,125	10,559,010
Prologis Inc.	902,949	72,786,719
Public Storage	361,233	87,692,923
Simon Property Group Inc.	449,491	72,907,440

		300,736,519

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	588,059	162,086,702

Gas Utilities — 1.3%
Atmos Energy Corp.	1,328,187	144,825,511

Health Care Equipment & Supplies — 2.0%
Align Technology Inc.(a)	134,819	28,187,956
Edwards Lifesciences Corp.(a)	341,833	72,759,154
Intuitive Surgical Inc.(a)(b)	147,513	76,634,479
ResMed Inc.	218,889	28,171,014
Varian Medical Systems Inc.(a)(b)	145,935	17,128,391

		222,880,994

Health Care Technology — 0.3%
Veeva Systems Inc., Class A(a)	165,806	27,507,215

Hotels, Restaurants & Leisure — 0.3%
Darden Restaurants Inc.	244,734	29,749,865

Household Durables — 0.3%
NVR Inc.(a)	9,142	30,572,128

Industrial Conglomerates — 3.2%
3M Co.	2,027,254	354,201,819

Insurance — 5.6%
Aflac Inc.	2,986,132	157,189,989
Erie Indemnity Co., Class A, NVS	140,217	31,236,141
Marsh & McLennan Companies Inc.	1,899,583	187,678,800
Progressive Corp. (The)	2,387,554	193,344,123
Torchmark Corp.	398,530	36,393,760

		605,842,813

Interactive Media & Services — 6.8%
Alphabet Inc., Class A(a)	148,101	180,416,638
Alphabet Inc., Class C, NVS(a)(b)	155,530	189,230,240
Facebook Inc., Class A(a)	1,918,785	372,685,611

		742,332,489

Internet & Direct Marketing Retail — 1.8%
Booking Holdings Inc.(a)	102,458	193,298,287

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI USA Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services — 11.0%
Accenture PLC, Class A	828,857	$159,621,281
Automatic Data Processing Inc.	574,324	95,636,433
Broadridge Financial Solutions Inc.	126,596	16,092,884
International Business Machines Corp.	947,717	140,489,568
Jack Henry & Associates Inc.	81,826	11,431,092
Mastercard Inc., Class A	1,429,248	389,141,353
Paychex Inc.	463,129	38,462,863
Visa Inc., Class A	1,937,860	344,939,080

		1,195,814,554

Life Sciences Tools & Services — 1.1%
Illumina Inc.(a)(b)	188,615	56,467,559
Mettler-Toledo International Inc.(a)	50,922	38,535,223
Waters Corp.(a)	121,761	25,637,996

		120,640,778

Machinery — 2.2%
Cummins Inc.	433,460	71,087,440
Illinois Tool Works Inc.	1,110,655	171,296,321

		242,383,761

Media — 0.7%
CBS Corp., Class B, NVS	347,134	17,880,872
Fox Corp., Class A, NVS	406,217	15,160,018
Fox Corp., Class B	199,474	7,420,433
Interpublic Group of Companies Inc. (The)	373,229	8,554,409
Omnicom Group Inc.	295,159	23,677,655

		72,693,387

Metals & Mining — 0.3%
Nucor Corp.	527,167	28,667,341

Oil, Gas & Consumable Fuels — 4.8%
Cimarex Energy Co.	92,145	4,668,987
Diamondback Energy Inc.	151,753	15,695,813
Exxon Mobil Corp.	3,991,803	296,830,471
HollyFrontier Corp.	140,862	7,010,702
Kinder Morgan Inc./DE	1,637,418	33,763,559
Marathon Petroleum Corp.	676,119	38,126,350
ONEOK Inc.	410,446	28,764,056
Phillips 66	535,467	54,917,496
Valero Energy Corp.	526,050	44,845,762

		524,623,196

Personal Products — 0.8%
Estee Lauder Companies Inc. (The), Class A	483,896	89,128,804

Pharmaceuticals — 6.1%
Bristol-Myers Squibb Co.	2,225,670	98,842,005
Eli Lilly & Co.	1,186,828	129,304,910
Johnson & Johnson	3,338,537	434,744,288

		662,891,203

Professional Services — 0.3%
Robert Half International Inc.	460,173	27,799,051

Real Estate Management & Development — 0.4%
CBRE Group Inc., Class A(a)(b)	590,177	31,285,283
Jones Lang LaSalle Inc.	82,176	11,972,221

		43,257,504

Semiconductors & Semiconductor Equipment — 4.8%
Applied Materials Inc.	1,381,974	68,228,056
KLA Corp.	235,565	32,112,221
Lam Research Corp.	214,748	44,798,580
Maxim Integrated Products Inc.	329,819	19,521,987

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	687,354	$115,970,367
Skyworks Solutions Inc.	218,549	18,637,859
Texas Instruments Inc.	1,495,829	186,993,583
Xilinx Inc.	325,800	37,209,618

		523,472,271

Software — 2.5%
Intuit Inc.	390,618	108,322,278
Oracle Corp.	2,748,252	154,726,588
Paycom Software Inc.(a)(b)	58,310	14,038,132

		277,086,998

Specialty Retail — 4.3%
Best Buy Co. Inc.	577,590	44,202,963
Gap Inc. (The)	446,404	8,704,878
Ross Stores Inc.	1,130,206	119,835,742
TJX Companies Inc. (The)	4,008,128	218,683,463
Tractor Supply Co.	280,706	30,543,620
Ulta Salon Cosmetics & Fragrance Inc.(a)(b)	146,892	51,302,031

		473,272,697

Technology Hardware, Storage & Peripherals — 4.2%
Apple Inc.	2,077,773	442,648,760
NetApp Inc.	355,787	20,809,982

		463,458,742

Textiles, Apparel & Luxury Goods — 3.7%
Capri Holdings Ltd.(a)(b)	288,598	10,271,203
Lululemon Athletica Inc.(a)	257,918	49,285,551
NIKE Inc., Class B	3,324,844	286,036,329
VF Corp.	663,348	57,969,982

		403,563,065

Tobacco — 1.3%
Altria Group Inc.	2,948,014	138,763,019

Trading Companies & Distributors — 0.5%
Fastenal Co.	1,870,880	57,623,104

Total Common Stocks — 99.7% (Cost: $9,838,894,203)		10,881,388,937

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(c)(d)(e)	72,392,551	72,428,747
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(c)(d)	25,762,000	25,762,000

		98,190,747

Total Short-Term Investments — 0.9% (Cost: $98,188,762)		98,190,747

Total Investments in Securities — 100.6% (Cost: $9,937,082,965)		10,979,579,684

Other Assets, Less Liabilities — (0.6)%		(65,799,946)

Net Assets — 100.0%		$10,913,779,738

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI USA Quality Factor ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Shares Purchased		Shares Sold	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	8,291,438	64,101,113	(b)	—	72,392,551	$72,428,747	$781,000	(c)	$28,006	$1,613
BlackRock Cash Funds: Treasury, SL Agency Shares	11,102,340	14,659,660	(b)	—	25,762,000	25,762,000	387,038		—	—
BlackRock Inc.	282,287	387,463		(192,463)	477,287	223,217,584	4,625,013		(1,914,958)	(537,339)

						$321,408,331	$5,793,051		$(1,886,952)	$(535,726)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini	200	09/20/19	$29,823	$603,888

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$603,888

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$1,428,664

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$411,773

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$23,368,020

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI USA Quality Factor ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$10,881,388,937	$—	$—	$10,881,388,937
Money Market Funds	98,190,747	—	—	98,190,747

	$10,979,579,684	$—	$—	$10,979,579,684

Derivative financial instruments(a)
Assets
Futures Contracts	$603,888	$—	$—	$603,888

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	iShares® Edge MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.3%
Arconic Inc.	26,719	$669,044
Boeing Co. (The)	1,477	503,923
General Dynamics Corp.	3,273	608,582
HEICO Corp.(a)	2,267	310,012
HEICO Corp., Class A	4,032	424,932
Huntington Ingalls Industries Inc.	2,859	652,710
L3Harris Technologies Inc.	6,251	1,297,708
Lockheed Martin Corp.	1,587	574,764
Northrop Grumman Corp.	1,811	625,827
Raytheon Co.	3,086	562,547
Spirit AeroSystems Holdings Inc., Class A	7,175	551,327
Textron Inc.	11,501	566,999
TransDigm Group Inc.(b)	1,230	597,091
United Technologies Corp.	3,965	529,724

		8,475,190

Air Freight & Logistics — 0.8%
CH Robinson Worldwide Inc.	7,087	593,394
Expeditors International of Washington Inc.	7,859	600,035
FedEx Corp.	3,173	541,092
United Parcel Service Inc., Class B	5,325	636,178
XPO Logistics Inc.(b)	10,017	675,947

		3,046,646

Airlines — 0.6%
American Airlines Group Inc.	17,981	548,600
Delta Air Lines Inc.	10,082	615,405
Southwest Airlines Co.	10,785	555,751
United Airlines Holdings Inc.(b)	6,941	637,948

		2,357,704

Auto Components — 0.7%
Aptiv PLC	7,783	682,180
Autoliv Inc.	8,602	620,634
BorgWarner Inc.	16,306	616,367
Lear Corp.	4,452	564,425

		2,483,606

Automobiles — 0.6%
Ford Motor Co.	53,469	509,560
General Motors Co.	14,796	596,871
Harley-Davidson Inc.	17,259	617,527
Tesla Inc.(a)(b)	2,453	592,669

		2,316,627

Banks — 3.5%
Bank of America Corp.	18,174	557,578
BB&T Corp.	11,603	597,903
CIT Group Inc.	11,823	597,653
Citigroup Inc.	8,025	571,059
Citizens Financial Group Inc.	16,731	623,397
Comerica Inc.	7,952	582,086
East West Bancorp. Inc.	12,531	601,613
Fifth Third Bancorp	21,054	625,093
First Republic Bank/CA(a)	5,736	569,929
Huntington Bancshares Inc./OH	44,251	630,577
JPMorgan Chase & Co.	4,612	534,992
KeyCorp	34,445	632,755
M&T Bank Corp.	3,493	573,725
People’s United Financial Inc.	37,164	610,233
PNC Financial Services Group Inc. (The)	4,194	599,323
Regions Financial Corp.	40,007	637,311

Security	Shares	Value

Banks (continued)
Signature Bank/New York NY	5,239	$667,763
SunTrust Banks Inc.	9,098	605,927
SVB Financial Group(b)	2,531	587,116
U.S. Bancorp	10,506	600,418
Wells Fargo & Co.	11,357	549,792
Zions Bancorp. N.A.	13,055	588,389

		13,144,632

Beverages — 0.9%
Brown-Forman Corp., Class B, NVS	10,867	595,620
Coca-Cola Co. (The)	10,517	553,510
Constellation Brands Inc., Class A	2,713	533,973
Molson Coors Brewing Co., Class B	10,046	542,383
Monster Beverage Corp.(b)	8,804	567,594
PepsiCo Inc.	4,025	514,435

		3,307,515

Biotechnology — 2.3%
AbbVie Inc.	6,710	447,020
Alexion Pharmaceuticals Inc.(b)	4,322	489,639
Alkermes PLC(b)	24,416	565,475
Alnylam Pharmaceuticals Inc.(b)	8,718	676,430
Amgen Inc.	3,170	591,459
Biogen Inc.(b)	2,401	571,006
BioMarin Pharmaceutical Inc.(b)	6,458	512,249
Celgene Corp.(b)	5,710	524,521
Exact Sciences Corp.(b)	5,996	690,199
Gilead Sciences Inc.	8,252	540,671
Incyte Corp.(b)	7,448	632,484
Ionis Pharmaceuticals Inc.(b)	8,740	575,616
Regeneron Pharmaceuticals Inc.(b)	1,832	558,320
Seattle Genetics Inc.(b)	8,932	676,242
Vertex Pharmaceuticals Inc.(b)	3,276	545,847

		8,597,178

Building Products — 1.2%
Allegion PLC	5,810	601,567
AO Smith Corp.	13,207	600,258
Fortune Brands Home & Security Inc.	11,284	619,943
Johnson Controls International PLC	14,342	608,675
Lennox International Inc.	2,147	550,663
Masco Corp.	15,469	630,671
Owens Corning	12,370	717,460

		4,329,237

Capital Markets — 4.3%
Affiliated Managers Group Inc.	6,723	576,766
Ameriprise Financial Inc.	3,978	578,839
Bank of New York Mellon Corp. (The)	11,966	561,445
BlackRock Inc.(c)	1,213	567,296
Cboe Global Markets Inc.	5,577	609,622
Charles Schwab Corp. (The)	12,602	544,659
CME Group Inc.	2,997	582,677
E*TRADE Financial Corp.	12,109	590,798
Eaton Vance Corp., NVS	15,897	707,417
FactSet Research Systems Inc.	2,128	590,094
Franklin Resources Inc.	17,241	562,574
Goldman Sachs Group Inc. (The)	2,747	604,697
Intercontinental Exchange Inc.	6,839	600,875
Invesco Ltd.	28,885	554,303
KKR & Co. Inc., Class A, NVS	23,760	635,580
MarketAxess Holdings Inc.	2,058	693,628
Moody’s Corp.	2,971	636,804

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Morgan Stanley	12,315	$548,756
MSCI Inc.	2,544	578,099
Nasdaq Inc.	6,382	615,033
Northern Trust Corp.	6,066	594,468
Raymond James Financial Inc.	6,967	562,028
S&P Global Inc.	2,572	630,011
SEI Investments Co.	11,585	690,350
State Street Corp.	9,282	539,191
T Rowe Price Group Inc.	5,419	614,460
TD Ameritrade Holding Corp.	10,740	548,814

		16,119,284

Chemicals — 2.9%
Air Products & Chemicals Inc.	2,660	607,198
Albemarle Corp.	8,659	631,761
Axalta Coating Systems Ltd.(b)	23,659	701,016
Celanese Corp.	5,735	643,295
CF Industries Holdings Inc.	13,914	689,578
Chemours Co. (The)	25,856	493,074
Corteva Inc.(b)	5,926	174,817
Dow Inc.(b)	10,549	510,994
DuPont de Nemours Inc.	5,926	427,620
Eastman Chemical Co.	8,178	616,212
Ecolab Inc.	3,039	613,058
FMC Corp.	7,829	676,582
International Flavors & Fragrances Inc.	4,263	613,829
Linde PLC	2,860	547,061
LyondellBasell Industries NV, Class A	6,889	576,540
Mosaic Co. (The)	25,637	645,796
PPG Industries Inc.	5,043	591,998
Sherwin-Williams Co. (The)	1,293	663,361
Westlake Chemical Corp.	9,453	638,739

		11,062,529

Commercial Services & Supplies — 1.0%
Cintas Corp.	2,559	666,466
Copart Inc.(b)	8,685	673,348
Republic Services Inc.	6,683	592,448
Rollins Inc.	15,953	534,904
Waste Connections Inc.	6,014	545,590
Waste Management Inc.	5,160	603,720

		3,616,476

Communications Equipment — 0.9%
Arista Networks Inc.(b)	2,277	622,646
Cisco Systems Inc.	9,287	514,500
CommScope Holding Co. Inc.(a)(b)	32,930	470,240
F5 Networks Inc.(b)	4,169	611,676
Juniper Networks Inc.	22,951	620,136
Motorola Solutions Inc.	3,850	638,946

		3,478,144

Construction & Engineering — 0.3%
Fluor Corp.	20,897	679,361
Jacobs Engineering Group Inc.	7,596	626,746

		1,306,107

Construction Materials — 0.3%
Martin Marietta Materials Inc.	2,665	660,254
Vulcan Materials Co.	4,440	614,274

		1,274,528

Consumer Finance — 0.8%
Ally Financial Inc.	19,738	649,578

Security	Shares	Value

Consumer Finance (continued)
American Express Co.	4,478	$556,929
Capital One Financial Corp.	6,113	564,963
Discover Financial Services	7,262	651,692
Synchrony Financial	16,191	580,933

		3,004,095

Containers & Packaging — 1.3%
Amcor PLC(b)	51,641	547,395
Avery Dennison Corp.	5,805	666,820
Ball Corp.	9,181	656,258
Crown Holdings Inc.(a)(b)	9,731	622,881
International Paper Co.	12,755	560,072
Packaging Corp. of America	6,091	615,008
Sealed Air Corp.	14,356	599,937
Westrock Co.	15,812	570,023

		4,838,394

Distributors — 0.3%
Genuine Parts Co.	5,964	579,224
LKQ Corp.(b)	21,763	586,077

		1,165,301

Diversified Consumer Services — 0.2%
H&R Block Inc.	22,067	611,035

Diversified Financial Services — 0.6%
AXA Equitable Holdings Inc.	27,442	616,896
Berkshire Hathaway Inc., Class B(b)	2,465	506,385
Jefferies Financial Group Inc.	32,225	687,359
Voya Financial Inc.	11,144	625,959

		2,436,599

Diversified Telecommunication Services — 0.6%
AT&T Inc.	16,515	562,336
CenturyLink Inc.	55,262	668,118
Verizon Communications Inc.	9,087	502,238
Zayo Group Holdings Inc.(b)	18,278	616,517

		2,349,209

Electric Utilities — 2.4%
Alliant Energy Corp.	12,323	610,482
American Electric Power Co. Inc.	6,534	573,751
Duke Energy Corp.	6,364	551,886
Edison International	9,606	716,031
Entergy Corp.	5,961	629,601
Evergy Inc.	9,949	601,815
Eversource Energy	7,790	590,949
Exelon Corp.	11,306	509,448
FirstEnergy Corp.	13,595	597,772
NextEra Energy Inc.	2,747	569,096
OGE Energy Corp.	14,326	615,302
Pinnacle West Capital Corp.	6,174	563,192
PPL Corp.	19,156	567,592
Southern Co. (The)	10,209	573,746
Xcel Energy Inc.	9,809	584,715

		8,855,378

Electrical Equipment — 0.9%
Acuity Brands Inc.	4,415	592,581
AMETEK Inc.	6,626	593,756
Eaton Corp. PLC	7,039	578,535
Emerson Electric Co.	8,477	549,988
Rockwell Automation Inc.	3,539	569,000

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Sensata Technologies Holding PLC(a)(b)	12,820	$608,053

		3,491,913

Electronic Equipment, Instruments & Components — 1.9%
Amphenol Corp., Class A	6,104	569,625
Arrow Electronics Inc.(b)	8,789	638,169
CDW Corp./DE	5,500	649,880
Cognex Corp.	13,286	584,717
Corning Inc.	18,655	573,641
Flex Ltd.(a)(b)	57,851	645,039
FLIR Systems Inc.	12,012	596,516
IPG Photonics Corp.(a)(b)	4,345	569,239
Keysight Technologies Inc.(b)	6,824	610,885
TE Connectivity Ltd.	6,273	579,625
Trimble Inc.(b)	14,392	608,206
Zebra Technologies Corp., Class A(b)	3,125	659,031

		7,284,573

Energy Equipment & Services — 0.9%
Baker Hughes a GE Co.	25,617	650,416
Halliburton Co.	22,140	509,220
Helmerich & Payne Inc.	10,416	517,467
National Oilwell Varco Inc.	24,062	573,157
Schlumberger Ltd.	13,883	554,903
TechnipFMC PLC	25,675	707,089

		3,512,252

Entertainment — 1.2%
Activision Blizzard Inc.	11,887	579,372
Electronic Arts Inc.(b)	5,698	527,065
Liberty Media Corp.-Liberty Formula One, Class C, NVS(b)	15,606	614,564
Live Nation Entertainment Inc.(a)(b)	9,086	654,737
Netflix Inc.(b)	1,475	476,410
Take-Two Interactive Software Inc.(b)	5,444	666,999
Viacom Inc., Class B, NVS	20,556	623,875
Walt Disney Co. (The)	3,843	549,588

		4,692,610

Equity Real Estate Investment Trusts (REITs) — 5.9%
Alexandria Real Estate Equities Inc.	3,948	577,829
American Tower Corp.	2,679	566,930
AvalonBay Communities Inc.	2,788	582,107
Boston Properties Inc.	4,248	564,772
Camden Property Trust	5,793	600,792
Crown Castle International Corp.	4,316	575,150
Digital Realty Trust Inc.	4,823	551,558
Duke Realty Corp.	19,136	637,803
Equinix Inc.	1,140	572,394
Equity LifeStyle Properties Inc.	4,985	619,386
Equity Residential	7,388	582,839
Essex Property Trust Inc.	2,016	609,276
Extra Space Storage Inc.	5,485	616,459
Federal Realty Investment Trust	4,558	601,702
HCP Inc.	18,475	589,907
Host Hotels & Resorts Inc.	30,202	525,213
Invitation Homes Inc.	23,069	633,705
Iron Mountain Inc.	18,314	538,615
Kimco Realty Corp.	32,943	632,835
Liberty Property Trust	12,431	650,141
Macerich Co. (The)	14,486	478,762
Mid-America Apartment Communities Inc.	5,168	608,997
National Retail Properties Inc.	11,111	580,439
Prologis Inc.	7,190	579,586

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Public Storage	2,440	$592,334
Realty Income Corp.	8,291	573,820
Regency Centers Corp.	8,785	585,960
SBA Communications Corp.(b)	2,691	660,398
Simon Property Group Inc.	3,135	508,497
SL Green Realty Corp.	6,921	561,155
Sun Communities Inc.	4,721	626,996
UDR Inc.	13,104	603,570
Ventas Inc.	8,848	595,382
VEREIT Inc.	68,673	626,298
Vornado Realty Trust	8,751	562,864
Welltower Inc.	7,087	589,072
Weyerhaeuser Co.	22,940	582,905
WP Carey Inc.	7,223	625,078

		22,371,526

Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	2,174	599,220
Kroger Co. (The)	23,238	491,716
Sysco Corp.	7,473	512,423
Walgreens Boots Alliance Inc.	10,557	575,251
Walmart Inc.	5,084	561,172

		2,739,782

Food Products — 2.3%
Archer-Daniels-Midland Co.	13,810	567,315
Bunge Ltd.	11,271	658,565
Campbell Soup Co.	15,071	623,035
Conagra Brands Inc.	20,088	579,941
General Mills Inc.	10,795	573,322
Hershey Co. (The)	4,407	668,718
Hormel Foods Corp.	14,425	591,281
Ingredion Inc.	7,149	552,546
JM Smucker Co. (The)	4,638	515,699
Kellogg Co.	9,987	581,443
Kraft Heinz Co. (The)	17,241	551,884
Lamb Weston Holdings Inc.	8,833	592,871
McCormick & Co. Inc./MD, NVS	3,674	582,476
Mondelez International Inc., Class A	10,285	550,145
Tyson Foods Inc., Class A	6,848	544,416

		8,733,657

Gas Utilities — 0.3%
Atmos Energy Corp.	5,768	628,943
UGI Corp.	10,921	557,954

		1,186,897

Health Care Equipment & Supplies — 3.5%
Abbott Laboratories	6,955	605,780
Abiomed Inc.(a)(b)	2,250	626,760
Align Technology Inc.(b)	1,725	360,663
Baxter International Inc.	7,250	608,782
Becton Dickinson and Co.	2,437	616,074
Boston Scientific Corp.(b)	14,717	624,884
Cooper Companies Inc. (The)	2,005	676,487
Danaher Corp.	4,088	574,364
Dentsply Sirona Inc.	10,708	583,051
DexCom Inc.(b)	4,953	776,977
Edwards Lifesciences Corp.(b)	3,173	675,373
Hologic Inc.(b)	13,057	669,171
IDEXX Laboratories Inc.(b)	2,276	641,946
Intuitive Surgical Inc.(b)	1,122	582,890
Medtronic PLC	6,079	619,693

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
ResMed Inc.	5,128	$659,974
Steris PLC	4,412	656,770
Stryker Corp.	2,952	619,271
Teleflex Inc.	1,942	659,775
Varian Medical Systems Inc.(b)	4,477	525,465
Zimmer Biomet Holdings Inc.	4,820	651,327

		13,015,477

Health Care Providers & Services — 2.6%
AmerisourceBergen Corp.	7,482	652,056
Anthem Inc.	2,069	609,548
Cardinal Health Inc.	12,875	588,774
Centene Corp.(b)	10,261	534,496
Cigna Corp.	3,577	607,804
CVS Health Corp.	10,418	582,054
DaVita Inc.(b)	11,945	714,908
HCA Healthcare Inc.	4,553	607,871
Henry Schein Inc.(a)(b)	8,798	585,419
Humana Inc.	2,324	689,647
Laboratory Corp. of America Holdings(b)	3,518	589,335
McKesson Corp.	4,551	632,361
Quest Diagnostics Inc.	6,055	618,094
UnitedHealth Group Inc.	2,209	550,063
Universal Health Services Inc., Class B	4,830	728,654
WellCare Health Plans Inc.(b)	2,123	609,832

		9,900,916

Health Care Technology — 0.3%
Cerner Corp.	8,280	593,262
Veeva Systems Inc., Class A(b)	3,983	660,780

		1,254,042

Hotels, Restaurants & Leisure — 2.5%
Aramark	18,928	685,004
Carnival Corp.	10,469	494,451
Chipotle Mexican Grill Inc.(b)	814	647,561
Darden Restaurants Inc.	4,899	595,522
Domino’s Pizza Inc.	2,122	518,893
Hilton Worldwide Holdings Inc.	6,050	584,128
Las Vegas Sands Corp.	8,768	529,938
Marriott International Inc./MD, Class A	4,182	581,549
McDonald’s Corp.	2,641	556,512
MGM Resorts International	21,934	658,459
Norwegian Cruise Line Holdings Ltd.(b)	10,161	502,360
Royal Caribbean Cruises Ltd.	4,510	524,693
Starbucks Corp.	6,844	648,058
Vail Resorts Inc.	2,672	658,701
Wynn Resorts Ltd.	4,597	597,932
Yum! Brands Inc.	5,608	631,012

		9,414,773

Household Durables — 1.4%
DR Horton Inc.	12,855	590,430
Garmin Ltd.	7,305	574,100
Leggett & Platt Inc.	16,106	643,757
Lennar Corp., Class A(a)	10,764	512,043
Mohawk Industries Inc.(b)	4,228	527,189
Newell Brands Inc.	38,516	546,542
NVR Inc.(b)	176	588,569
PulteGroup Inc.	18,441	581,076
Whirlpool Corp.	4,608	670,372

		5,234,078

Security	Shares	Value

Household Products — 0.8%
Church & Dwight Co. Inc.	7,769	$586,094
Clorox Co. (The)	3,865	628,449
Colgate-Palmolive Co.	7,595	544,865
Kimberly-Clark Corp.	4,325	586,686
Procter & Gamble Co. (The)	4,809	567,654

		2,913,748

Independent Power and Renewable Electricity Producers — 0.4%
AES Corp./VA	36,012	604,641
NRG Energy Inc.	16,484	562,764
Vistra Energy Corp.	23,756	509,804

		1,677,209

Industrial Conglomerates — 0.6%
3M Co.	3,123	545,649
General Electric Co.	53,211	556,055
Honeywell International Inc.	3,132	540,144
Roper Technologies Inc.	1,552	564,385

		2,206,233

Insurance — 5.2%
Aflac Inc.	10,740	565,356
Alleghany Corp.(b)	861	590,414
Allstate Corp. (The)	5,889	632,479
American Financial Group Inc./OH	6,093	623,801
American International Group Inc.	10,655	596,573
Aon PLC	3,073	581,565
Arch Capital Group Ltd.(b)	16,882	653,165
Arthur J Gallagher & Co.	6,948	628,308
Assurant Inc.	6,282	712,127
Athene Holding Ltd., Class A(b)	13,679	558,924
Brighthouse Financial Inc.(b)	16,025	627,699
Chubb Ltd.	3,746	572,539
Cincinnati Financial Corp.	5,960	639,687
Erie Indemnity Co., Class A, NVS	2,924	651,379
Everest Re Group Ltd.	2,366	583,550
Fidelity National Financial Inc.	14,947	640,927
Hartford Financial Services Group Inc. (The)	10,763	620,272
Lincoln National Corp.	9,038	590,543
Loews Corp.	11,192	599,220
Markel Corp.(b)	549	611,548
Marsh & McLennan Companies Inc.	5,799	572,941
MetLife Inc.	11,684	577,423
Principal Financial Group Inc.	10,446	606,286
Progressive Corp. (The)	7,118	576,416
Prudential Financial Inc.	5,622	569,565
Reinsurance Group of America Inc.	3,931	612,921
RenaissanceRe Holdings Ltd.	3,519	637,467
Torchmark Corp.	6,794	620,428
Travelers Companies Inc. (The)	3,802	557,449
Unum Group	17,082	545,770
Willis Towers Watson PLC	3,241	632,708
WR Berkley Corp.	9,721	674,540

		19,463,990

Interactive Media & Services — 1.2%
Alphabet Inc., Class A(b)	205	249,731
Alphabet Inc., Class C, NVS(b)	217	264,019
Facebook Inc., Class A(b)	2,708	525,975
IAC/InterActiveCorp.(b)	2,428	580,413
Snap Inc., Class A, NVS(b)	51,149	859,303
TripAdvisor Inc.(b)	12,925	570,639
Twitter Inc.(b)	14,725	623,015

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
Zillow Group Inc., Class C, NVS(b)	15,305	$764,638

		4,437,733

Internet & Direct Marketing Retail — 1.3%
Amazon.com Inc.(b)	259	483,496
Booking Holdings Inc.(b)	302	569,756
eBay Inc.	15,045	619,704
Expedia Group Inc.	4,879	647,638
GrubHub Inc.(a)(b)	9,680	654,658
MercadoLibre Inc.(b)	956	594,078
Qurate Retail Inc.(b)	45,526	643,738
Wayfair Inc., Class A(b)	3,937	516,377

		4,729,445

IT Services — 5.1%
Accenture PLC, Class A	3,016	580,821
Akamai Technologies Inc.(b)	7,504	661,328
Alliance Data Systems Corp.	4,059	636,938
Automatic Data Processing Inc.	3,372	561,505
Broadridge Financial Solutions Inc.	4,777	607,252
Cognizant Technology Solutions Corp., Class A	9,564	622,999
DXC Technology Co.	10,047	560,321
EPAM Systems Inc.(b)	3,448	668,188
Fidelity National Information Services Inc.	9,197	1,225,554
Fiserv Inc.(b)	12,871	1,356,990
FleetCor Technologies Inc.(b)	2,110	599,599
Gartner Inc.(b)	3,781	526,807
Global Payments Inc.	3,778	634,402
GoDaddy Inc., Class A(b)	7,647	561,137
International Business Machines Corp.	3,940	584,066
Jack Henry & Associates Inc.	4,350	607,695
Leidos Holdings Inc.	7,744	635,782
Mastercard Inc., Class A	2,055	559,515
MongoDB Inc.(a)(b)	4,091	585,913
Okta Inc.(a)(b)	5,345	699,286
Paychex Inc.	6,497	539,576
PayPal Holdings Inc.(b)	4,662	514,685
Sabre Corp.	30,344	713,387
Square Inc., Class A(b)	8,556	687,988
Total System Services Inc.	5,761	781,883
Twilio Inc., Class A(b)	4,056	564,230
VeriSign Inc.(b)	2,909	614,061
Visa Inc., Class A	3,113	554,114
Western Union Co. (The)	30,353	637,413

		19,083,435

Leisure Products — 0.4%
Hasbro Inc.	5,955	721,508
Polaris Industries Inc.	6,836	647,164

		1,368,672

Life Sciences Tools & Services — 1.1%
Agilent Technologies Inc.	8,245	572,285
Illumina Inc.(a)(b)	1,799	538,585
IQVIA Holdings Inc.(b)	4,188	666,604
Mettler-Toledo International Inc.(b)	776	587,238
PerkinElmer Inc.	6,748	581,138
Thermo Fisher Scientific Inc.	2,012	558,692
Waters Corp.(b)	2,773	583,883

		4,088,425

Machinery — 2.8%
Caterpillar Inc.	4,318	568,551
Cummins Inc.	3,505	574,820

Security	Shares	Value

Machinery (continued)
Deere & Co.	3,813	$631,623
Dover Corp.	6,062	587,105
Flowserve Corp.	11,765	588,603
Fortive Corp.	6,987	531,361
IDEX Corp.	3,844	646,638
Illinois Tool Works Inc.	3,621	558,467
Ingersoll-Rand PLC	4,626	572,051
Middleby Corp. (The)(b)	4,320	580,522
PACCAR Inc.	8,138	570,799
Parker-Hannifin Corp.	3,387	592,996
Pentair PLC	16,460	638,812
Snap-on Inc.	3,601	549,549
Stanley Black & Decker Inc.	4,139	610,875
WABCO Holdings Inc.(b)	4,622	611,999
Wabtec Corp.	8,573	665,951
Xylem Inc./NY	7,640	613,416

		10,694,138

Media — 2.2%
Altice USA Inc., Class A(b)	23,778	613,710
CBS Corp., Class B, NVS	11,909	613,433
Charter Communications Inc., Class A(b)	1,414	544,927
Comcast Corp., Class A	12,170	525,379
Discovery Inc., Class A(b)	6,590	199,743
Discovery Inc., Class C, NVS(b)	15,131	427,300
DISH Network Corp., Class A(b)	16,551	560,417
Fox Corp., Class A, NVS	10,481	391,151
Fox Corp., Class B	5,181	192,733
Interpublic Group of Companies Inc. (The)	26,437	605,936
Liberty Broadband Corp., Class C, NVS(b)	5,734	570,590
Liberty Global PLC, Class A(b)	6,169	164,527
Liberty Global PLC, Class C, NVS(b)	16,667	434,009
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	5,281	219,848
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(b)	10,127	423,916
News Corp., Class A, NVS	52,276	687,952
Omnicom Group Inc.	7,322	587,371
Sirius XM Holdings Inc.	100,242	627,515

		8,390,457

Metals & Mining — 0.7%
Freeport-McMoRan Inc.	54,319	600,768
Newmont Goldcorp Corp.	18,597	679,163
Nucor Corp.	10,500	570,990
Steel Dynamics Inc.	19,520	615,075

		2,465,996

Mortgage Real Estate Investment — 0.3%
AGNC Investment Corp.	33,886	580,806
Annaly Capital Management Inc.	61,113	583,629

		1,164,435

Multi-Utilities — 1.5%
Ameren Corp.	7,753	586,825
CenterPoint Energy Inc.	19,691	571,236
CMS Energy Corp.	10,343	602,169
Consolidated Edison Inc.	6,579	558,952
Dominion Energy Inc.	7,275	540,460
DTE Energy Co.	4,496	571,486
NiSource Inc.	20,904	620,640
Public Service Enterprise Group Inc.	9,384	536,296
Sempra Energy	4,303	582,755
WEC Energy Group Inc.	7,103	607,022

		5,777,841

SCHEDULE OF INVESTMENTS	55

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail — 0.9%
Dollar General Corp.	4,704	$630,430
Dollar Tree Inc.(b)	5,639	573,768
Kohl’s Corp.	9,276	499,605
Macy’s Inc.	28,085	638,372
Nordstrom Inc.	16,314	540,157
Target Corp.	7,928	684,979

		3,567,311

Oil, Gas & Consumable Fuels — 4.0%
Anadarko Petroleum Corp.	7,721	568,729
Apache Corp.	18,771	458,388
Cabot Oil & Gas Corp.	22,355	428,322
Cheniere Energy Inc.(b)	8,543	556,576
Chevron Corp.	4,328	532,820
Cimarex Energy Co.	8,705	441,082
Concho Resources Inc.	5,023	490,647
ConocoPhillips	8,733	515,946
Continental Resources Inc./OK(b)	13,640	506,999
Devon Energy Corp.	18,729	505,683
Diamondback Energy Inc.	5,236	541,559
EOG Resources Inc.	5,800	497,930
Exxon Mobil Corp.	6,749	501,856
Hess Corp.	8,699	564,043
HollyFrontier Corp.	13,460	669,904
Kinder Morgan Inc./DE	27,127	559,359
Marathon Oil Corp.	37,363	525,697
Marathon Petroleum Corp.	10,644	600,215
Noble Energy Inc.	24,085	531,797
Occidental Petroleum Corp.	10,397	533,990
ONEOK Inc.	8,354	585,448
Parsley Energy Inc., Class A(b)	29,062	482,139
Phillips 66	6,346	650,846
Pioneer Natural Resources Co.	3,680	507,987
Plains GP Holdings LP, Class A	23,965	578,994
Targa Resources Corp.	14,077	547,736
Valero Energy Corp.	6,551	558,473
Williams Companies Inc. (The)	20,386	502,311

		14,945,476

Personal Products — 0.3%
Coty Inc., Class A	44,611	486,706
Estee Lauder Companies Inc. (The), Class A	3,207	590,697

		1,077,403

Pharmaceuticals — 1.8%
Allergan PLC	3,969	637,024
Bristol-Myers Squibb Co.	11,565	513,602
Elanco Animal Health Inc.(b)	17,752	585,106
Eli Lilly & Co.	4,570	497,902
Jazz Pharmaceuticals PLC(b)	4,304	599,892
Johnson & Johnson	3,713	483,507
Merck & Co. Inc.	6,626	549,892
Mylan NV(a)(b)	29,347	613,352
Nektar Therapeutics(a)(b)	19,394	551,953
Perrigo Co. PLC	12,104	653,737
Pfizer Inc.	12,536	486,898
Zoetis Inc.	5,388	619,027

		6,791,892

Professional Services — 1.4%
CoStar Group Inc.(b)	1,113	684,940
Equifax Inc.	4,801	667,771
IHS Markit Ltd.(b)	9,884	636,727

Security	Shares	Value

Professional Services (continued)
ManpowerGroup Inc.	6,595	$602,453
Nielsen Holdings PLC	25,114	581,640
Robert Half International Inc.	10,745	649,106
TransUnion	9,030	747,594
Verisk Analytics Inc.	4,027	610,977

		5,181,208

Real Estate Management & Development — 0.3%
CBRE Group Inc., Class A(b)	12,176	645,449
Jones Lang LaSalle Inc.	4,433	645,844

		1,291,293

Road & Rail — 1.4%
AMERCO	1,484	574,308
CSX Corp.	7,016	493,926
JB Hunt Transport Services Inc.	6,130	627,528
Kansas City Southern	4,824	596,922
Knight-Swift Transportation Holdings Inc.(a)	19,269	690,601
Norfolk Southern Corp.	2,692	514,495
Old Dominion Freight Line Inc.	4,028	672,595
Uber Technologies Inc.(a)(b)	12,111	510,358
Union Pacific Corp.	3,043	547,588

		5,228,321

Semiconductors & Semiconductor Equipment — 3.0%
Advanced Micro Devices Inc.(b)	20,268	617,161
Analog Devices Inc.	5,343	627,589
Applied Materials Inc.	13,377	660,423
Broadcom Inc.	1,800	521,982
Intel Corp.	11,458	579,202
KLA Corp.	5,291	721,269
Lam Research Corp.	2,915	608,098
Marvell Technology Group Ltd.	25,215	662,146
Maxim Integrated Products Inc.	10,669	631,498
Microchip Technology Inc.	6,763	638,562
Micron Technology Inc.(b)	14,957	671,420
NVIDIA Corp.	3,353	565,718
ON Semiconductor Corp.(a)(b)	30,280	651,323
Qorvo Inc.(b)	8,743	640,774
QUALCOMM Inc.	6,465	472,979
Skyworks Solutions Inc.	7,917	675,162
Texas Instruments Inc.	4,939	617,424
Xilinx Inc.	5,317	607,255

		11,169,985

Software — 3.6%
Adobe Inc.(b)	1,882	562,455
ANSYS Inc.(b)	3,039	617,282
Autodesk Inc.(b)	3,170	495,059
Cadence Design Systems Inc.(b)	8,267	611,014
CDK Global Inc.	11,578	600,551
Citrix Systems Inc.	6,051	570,246
DocuSign Inc.(b)	10,873	562,352
Dropbox Inc., Class A(b)	25,172	593,052
Fortinet Inc.(b)	7,022	563,937
Intuit Inc.	2,208	612,300
Microsoft Corp.	3,836	522,732
Oracle Corp.	9,566	538,566
Palo Alto Networks Inc.(b)	2,558	579,489
Paycom Software Inc.(a)(b)	2,772	667,359
PTC Inc.(b)	6,697	453,923
salesforce.com Inc.(b)	3,363	519,583
ServiceNow Inc.(b)	1,987	551,174

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Splunk Inc.(b)	4,145	$560,860
SS&C Technologies Holdings Inc.	9,765	468,232
Symantec Corp.	29,817	642,854
Synopsys Inc.(b)	4,675	620,653
Tableau Software Inc., Class A(b)	4,871	825,781
VMware Inc., Class A	2,645	461,526
Workday Inc., Class A(b)	2,628	525,547

		13,726,527

Specialty Retail — 2.4%
Advance Auto Parts Inc.(a)	3,758	566,105
AutoZone Inc.(b)	583	654,732
Best Buy Co. Inc.	8,419	644,306
Burlington Stores Inc.(b)	3,623	654,857
CarMax Inc.(a)(b)	7,692	675,050
Gap Inc. (The)	26,872	524,004
Home Depot Inc. (The)	2,707	578,459
L Brands Inc.	27,082	702,778
Lowe’s Companies Inc.	4,993	506,290
O’Reilly Automotive Inc.(b)	1,608	612,262
Ross Stores Inc.	5,839	619,109
Tiffany & Co.	5,918	555,819
TJX Companies Inc. (The)	10,366	565,569
Tractor Supply Co.	5,822	633,492
Ulta Salon Cosmetics & Fragrance Inc.(b)	1,669	582,898

		9,075,730

Technology Hardware, Storage & Peripherals — 1.2%
Apple Inc.	2,614	556,887
Dell Technologies Inc., Class C(b)	7,948	458,918
Hewlett Packard Enterprise Co.	39,458	567,011
HP Inc.	29,810	627,202
NetApp Inc.	8,280	484,297
Seagate Technology PLC	12,838	594,528
Western Digital Corp.	12,991	700,085
Xerox Corp.	18,511	594,203

		4,583,131

Textiles, Apparel & Luxury Goods — 1.3%
Capri Holdings Ltd.(b)	15,047	535,523
Hanesbrands Inc.	35,917	577,904
Lululemon Athletica Inc.(b)	3,241	619,323
NIKE Inc., Class B	6,298	541,817
PVH Corp.	5,412	481,235
Ralph Lauren Corp.	5,167	538,556
Tapestry Inc.	18,923	585,288
Under Armour Inc., Class A(a)(b)	14,273	329,278
Under Armour Inc., Class C, NVS(a)(b)	14,637	297,717

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
VF Corp.	6,154	$537,798

		5,044,439

Tobacco — 0.3%
Altria Group Inc.	10,377	488,446
Philip Morris International Inc.	6,235	521,308

		1,009,754

Trading Companies & Distributors — 0.6%
Fastenal Co.	17,890	551,012
HD Supply Holdings Inc.(b)	13,798	558,957
United Rentals Inc.(b)	4,591	580,991
WW Grainger Inc.	2,201	640,557

		2,331,517

Water Utilities — 0.2%
American Water Works Co. Inc.	5,180	594,560

Wireless Telecommunication Services — 0.3%
Sprint Corp.(b)	93,485	685,245
T-Mobile U.S. Inc.(b)	7,296	581,710

		1,266,955

Total Common Stocks — 99.8% (Cost: $371,572,109)		376,355,169

Short-Term Investments

Money Market Funds — 3.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(c)(d)(e)	11,579,033	11,584,822
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(c)(d)	605,000	605,000

		12,189,822

Total Short-Term Investments — 3.2% (Cost: $12,186,759)		12,189,822

Total Investments in Securities — 103.0% (Cost: $383,758,868)		388,544,991

Other Assets, Less Liabilities — (3.0)%		(11,377,928)

Net Assets — 100.0%		$377,167,063

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	57

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI USA Size Factor ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at	Shares		Shares	Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	07/31/18	Purchased		Sold	07/31/19	07/31/19	Income		Gain (Loss)	(a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	3,848,716	7,730,317	(b)	—	11,579,033	$11,584,822	$39,710	(c)	$(25)		$1,987
BlackRock Cash Funds: Treasury, SL Agency Shares	327,181	277,819	(b)	—	605,000	605,000	13,335		—		—
BlackRock Inc.	675	1,577		(1,039)	1,213	567,296	12,920		8,646		3,659
PNC Financial Services Group Inc. (The)(d)	2,745	5,245		(3,796)	4,194	N/A	14,391		5,944		(333)

						$12,757,118	$80,356		$14,565		$5,313

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate	5	09/20/19	$176	$1,167
S&P 500 E-Mini	3	09/20/19	447	14,593
S&P MidCap 400 E-Mini	1	09/20/19	197	(2,033)

				$13,727

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$15,760

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$2,033

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$37,947

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$13,706

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$697,074

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI USA Size Factor ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$376,355,169	$—	$—	$376,355,169
Money Market Funds	12,189,822	—	—	12,189,822

	$388,544,991	$—	$—	$388,544,991

Derivative financial instruments(a)
Assets
Futures Contracts	$15,760	$—	$—	$15,760
Liabilities
Futures Contracts	(2,033)	—	—	(2,033)

	$13,727	$—	$—	$13,727

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	59

Schedule of Investments July 31, 2019	iShares® Edge MSCI USA Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.4%
Arconic Inc.	332,940	$8,336,817
Spirit AeroSystems Holdings Inc., Class A	56,802	4,364,666

		12,701,483

Air Freight & Logistics — 1.1%
FedEx Corp.	229,433	39,125,209

Airlines — 2.0%
American Airlines Group Inc.	262,858	8,019,798
Delta Air Lines Inc.	447,035	27,287,016
Southwest Airlines Co.	299,216	15,418,601
United Airlines Holdings Inc.(a)	193,133	17,750,854

		68,476,269

Auto Components — 0.6%
BorgWarner Inc.	218,788	8,270,186
Lear Corp.	97,150	12,316,677

		20,586,863

Automobiles — 4.5%
Ford Motor Co.	6,061,283	57,764,027
General Motors Co.	2,420,044	97,624,575

		155,388,602

Banks — 6.2%
Bank of America Corp.	3,499,254	107,357,113
CIT Group Inc.	49,331	2,493,682
Citigroup Inc.	1,298,541	92,404,178
Citizens Financial Group Inc.	247,009	9,203,555
Regions Financial Corp.	263,970	4,205,042

		215,663,570

Beverages — 0.6%
Molson Coors Brewing Co., Class B	362,961	19,596,264

Biotechnology — 3.1%
Biogen Inc.(a)	80,023	19,031,070
Celgene Corp.(a)	336,444	30,905,746
Gilead Sciences Inc.	868,383	56,896,454

		106,833,270

Building Products — 1.1%
Johnson Controls International PLC	607,555	25,784,634
Owens Corning	196,555	11,400,190

		37,184,824

Capital Markets — 1.9%
Goldman Sachs Group Inc. (The)	186,323	41,015,282
Invesco Ltd.	159,610	3,062,916
Morgan Stanley	530,914	23,657,528

		67,735,726

Chemicals — 1.1%
Chemours Co. (The)	122,130	2,329,019
Eastman Chemical Co.	100,139	7,545,474
LyondellBasell Industries NV, Class A	242,899	20,328,218
Mosaic Co. (The)	304,491	7,670,128
Westlake Chemical Corp.	28,083	1,897,568

		39,770,407

Communications Equipment — 0.4%
CommScope Holding Co. Inc.(a)(b)	110,349	1,575,784
Juniper Networks Inc.	416,478	11,253,235

		12,829,019

Security	Shares	Value

Construction & Engineering — 0.6%
Fluor Corp.	169,757	$5,518,800
Jacobs Engineering Group Inc.	204,661	16,886,579

		22,405,379

Consumer Finance — 1.0%
Ally Financial Inc.	266,270	8,762,946
Capital One Financial Corp.	289,131	26,721,487

		35,484,433

Containers & Packaging — 0.6%
International Paper Co.	229,862	10,093,241
Westrock Co.	264,864	9,548,347

		19,641,588

Diversified Financial Services — 0.3%
AXA Equitable Holdings Inc.	179,992	4,046,220
Jefferies Financial Group Inc.	145,979	3,113,732
Voya Financial Inc.	78,799	4,426,140

		11,586,092

Diversified Telecommunication Services — 9.1%
AT&T Inc.	8,859,411	301,662,945
CenturyLink Inc.	1,313,326	15,878,111

		317,541,056

Electric Utilities — 2.7%
Duke Energy Corp.	205,450	17,816,624
Edison International	126,308	9,414,998
Entergy Corp.	95,902	10,129,169
Evergy Inc.	74,972	4,535,056
Exelon Corp.	971,765	43,787,731
PPL Corp.	265,355	7,862,469

		93,546,047

Electrical Equipment — 0.9%
Eaton Corp. PLC	387,379	31,838,680

Electronic Equipment, Instruments & Components — 1.2%
Arrow Electronics Inc.(a)(b)	116,277	8,442,873
Corning Inc.	805,051	24,755,318
Flex Ltd.(a)(b)	819,557	9,138,061

		42,336,252

Energy Equipment & Services — 0.1%
Baker Hughes a GE Co.	146,123	3,710,063

Entertainment — 0.5%
Viacom Inc., Class B, NVS	560,300	17,005,105

Equity Real Estate Investment Trusts (REITs) — 1.9%
Host Hotels & Resorts Inc.	3,510,973	61,055,821
Kimco Realty Corp.	268,011	5,148,491

		66,204,312

Food & Staples Retailing — 3.0%
Kroger Co. (The)	1,256,526	26,588,090
Walgreens Boots Alliance Inc.	1,423,454	77,564,009

		104,152,099

Food Products — 2.8%
Ingredion Inc.	86,445	6,681,334
JM Smucker Co. (The)	171,197	19,035,394
Kraft Heinz Co. (The)	989,816	31,684,010
Tyson Foods Inc., Class A	519,731	41,318,615

		98,719,353

Health Care Providers & Services — 5.4%
AmerisourceBergen Corp.	77,580	6,761,097

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI USA Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Anthem Inc.	119,372	$35,168,185
Cardinal Health Inc.	220,941	10,103,632
Centene Corp.(a)	221,160	11,520,224
Cigna Corp.	235,439	40,005,795
CVS Health Corp.	946,836	52,899,727
DaVita Inc.(a)(b)	67,956	4,067,167
McKesson Corp.	154,168	21,421,644
Universal Health Services Inc., Class B	51,806	7,815,453

		189,762,924

Hotels, Restaurants & Leisure — 1.0%
Carnival Corp.	424,744	20,060,659
Norwegian Cruise Line Holdings Ltd.(a)	161,246	7,972,002
Royal Caribbean Cruises Ltd.	71,450	8,312,493

		36,345,154

Household Durables — 1.5%
DR Horton Inc.	192,481	8,840,652
Lennar Corp., Class A(b)	300,782	14,308,200
Mohawk Industries Inc.(a)	45,598	5,685,615
Newell Brands Inc.	500,432	7,101,130
PulteGroup Inc.	224,011	7,058,587
Whirlpool Corp.	65,613	9,545,379

		52,539,563

Independent Power and Renewable Electricity Producers — 0.4%
AES Corp./VA	370,829	6,226,219
Vistra Energy Corp.	293,667	6,302,094

		12,528,313

Insurance — 3.2%
American International Group Inc.	560,691	31,393,089
Athene Holding Ltd., Class A(a)	102,110	4,172,214
Brighthouse Financial Inc.(a)(b)	85,192	3,336,971
Hartford Financial Services Group Inc. (The)	115,157	6,636,498
Lincoln National Corp.	132,241	8,640,627
Loews Corp.	115,091	6,161,972
MetLife Inc.	476,642	23,555,648
Prudential Financial Inc.	221,799	22,470,457
Unum Group	142,491	4,552,587

		110,920,063

Internet & Direct Marketing Retail — 0.1%
Qurate Retail Inc.(a)(b)	373,916	5,287,172

IT Services — 4.9%
Alliance Data Systems Corp.	57,178	8,972,372
DXC Technology Co.	413,632	23,068,256
International Business Machines Corp.	933,721	138,414,801

		170,455,429

Machinery — 1.9%
Cummins Inc.	201,458	33,039,112
PACCAR Inc.	411,038	28,830,205
Wabtec Corp.(b)	80,163	6,227,062

		68,096,379

Media — 1.1%
Discovery Inc., Class A(a)(b)	197,080	5,973,495
Discovery Inc., Class C, NVS(a)	421,673	11,908,046
DISH Network Corp., Class A(a)	145,554	4,928,458
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	59,150	2,462,415
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	113,625	4,756,342
News Corp., Class A, NVS	591,099	7,778,863

		37,807,619

Security	Shares	Value

Metals & Mining — 0.8%
Freeport-McMoRan Inc.	903,814	$9,996,183
Nucor Corp.	208,570	11,342,036
Steel Dynamics Inc.	191,547	6,035,646

		27,373,865

Mortgage Real Estate Investment — 0.3%
AGNC Investment Corp.	293,996	5,039,092
Annaly Capital Management Inc.	679,615	6,490,323

		11,529,415

Multiline Retail — 1.9%
Kohl’s Corp.	208,820	11,247,045
Macy’s Inc.	496,771	11,291,605
Nordstrom Inc.	100,864	3,339,607
Target Corp.	450,766	38,946,182

		64,824,439

Oil, Gas & Consumable Fuels — 4.9%
Chevron Corp.	789,094	97,145,362
Cimarex Energy Co.	46,157	2,338,775
Devon Energy Corp.	146,174	3,946,698
HollyFrontier Corp.	102,124	5,082,711
Marathon Oil Corp.	280,543	3,947,240
Marathon Petroleum Corp.	378,247	21,329,348
Parsley Energy Inc., Class A(a)	115,384	1,914,221
Phillips 66	141,962	14,559,623
Valero Energy Corp.	226,778	19,332,825

		169,596,803

Personal Products — 0.2%
Coty Inc., Class A	606,965	6,621,988

Pharmaceuticals — 5.0%
Allergan PLC	356,906	57,283,413
Jazz Pharmaceuticals PLC(a)(b)	35,260	4,914,539
Mylan NV(a)(b)	541,858	11,324,832
Perrigo Co. PLC	86,639	4,679,373
Pfizer Inc.	2,463,049	95,664,823

		173,866,980

Professional Services — 0.2%
ManpowerGroup Inc.	85,724	7,830,887

Real Estate Management & Development — 1.1%
CBRE Group Inc., Class A(a)	331,731	17,585,060
Jones Lang LaSalle Inc.	139,621	20,341,384

		37,926,444

Road & Rail — 0.3%
AMERCO	10,201	3,947,787
Knight-Swift Transportation Holdings Inc.	230,126	8,247,716

		12,195,503

Semiconductors & Semiconductor Equipment — 12.9%
Applied Materials Inc.	418,620	20,667,269
Intel Corp.	5,219,081	263,824,545
Lam Research Corp.	155,473	32,433,222
Micron Technology Inc.(a)	2,499,845	112,218,042
ON Semiconductor Corp.(a)(b)	478,225	10,286,620
Qorvo Inc.(a)(b)	148,614	10,891,920

		450,321,618

Specialty Retail — 0.1%
Gap Inc. (The)	253,531	4,943,855

Technology Hardware, Storage & Peripherals — 3.7%
Hewlett Packard Enterprise Co.	2,943,631	42,299,978

SCHEDULE OF INVESTMENTS	61

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI USA Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
HP Inc.	1,468,220	$30,891,349
Seagate Technology PLC	327,139	15,149,807
Western Digital Corp.	580,736	31,295,863
Xerox Corp.	320,484	10,287,536

		129,924,533

Textiles, Apparel & Luxury Goods — 0.3%
Capri Holdings Ltd.(a)	146,312	5,207,244
Ralph Lauren Corp.	40,102	4,179,832

		9,387,076

Trading Companies & Distributors — 0.7%
United Rentals Inc.(a)(b)	182,384	23,080,695

Wireless Telecommunication Services — 0.2%
Sprint Corp.(a)	840,891	6,163,731

Total Common Stocks — 99.8% (Cost: $3,504,889,441)		3,479,392,413

Short-Term Investments

Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(c)(d)(e)	38,724,850	38,744,212

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(c)(d)	9,764,000	$9,764,000

		48,508,212

Total Short-Term Investments — 1.4% (Cost: $48,502,555)		48,508,212

Total Investments in Securities — 101.2% (Cost: $3,553,391,996)		3,527,900,625

Other Assets, Less Liabilities — (1.2)%		(42,642,886)

Net Assets — 100.0%		$3,485,257,739

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	07/31/18	Net Activity	07/31/19	07/31/19	Income		Gain (Loss)	(a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	21,857,413	16,867,437	38,724,850	$38,744,212	$142,501	(b)	$754		$3,161
BlackRock Cash Funds: Treasury, SL Agency Shares	8,678,992	1,085,008	9,764,000	9,764,000	166,419		—		—

				$48,508,212	$308,920		$754		$3,161

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini	25	09/20/19	$1,971	$21,339
S&P 500 E-Mini	24	09/20/19	3,579	3,732

				$25,071

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI USA Value Factor ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$25,071

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$615,278

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(150,917)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$10,067,730

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$3,479,392,413	$—	$—	$3,479,392,413
Money Market Funds	48,508,212	—	—	48,508,212

	$3,527,900,625	$—	$—	$3,527,900,625

Derivative financial instruments(a)
Assets
Futures Contracts	$25,071	$—	$—	$25,071

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	63

Statements of Assets and Liabilities

July 31, 2019

	iShares Edge MSCI Intl Momentum Factor ETF	iShares Edge MSCI Intl Quality Factor ETF	iShares Edge MSCI Intl Size Factor ETF	iShares Edge MSCI Intl Value Factor ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$164,351,433	$819,804,820	$5,187,162	$313,362,750
Affiliated(c)	481,709	252,000	65,643	692,950
Cash	977	356	256	131
Foreign currency, at value(d)	285,758	1,080,798	7,916	295,219
Receivables:
Securities lending income — Affiliated	9,796	—	366	7,694
Dividends	73,595	675,358	5,697	462,392
Tax reclaims	173,236	638,892	650	99,116

Total assets	165,376,504	822,452,224	5,267,690	314,920,252

LIABILITIES
Collateral on securities loaned, at value	447,438	—	64,626	616,878
Payables:
Investment advisory fees	40,628	212,042	1,345	81,786

Total liabilities	488,066	212,042	65,971	698,664

NET ASSETS	$164,888,438	$822,240,182	$5,201,719	$314,221,588

NET ASSETS CONSIST OF:
Paid-in capital	$171,127,312	$769,594,323	$5,435,449	$341,399,443
Accumulated earnings (loss)	(6,238,874)	52,645,859	(233,730)	(27,177,855)

NET ASSETS	$164,888,438	$822,240,182	$5,201,719	$314,221,588

Shares outstanding	5,600,000	27,600,000	200,000	13,900,000

Net asset value	$29.44	$29.79	$26.01	$22.61

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$426,603	$—	$61,728	$586,081
(b) Investments, at cost — Unaffiliated	$151,265,899	$756,762,731	$5,253,926	$333,170,579
(c) Investments, at cost — Affiliated	$481,596	$252,000	$65,622	$692,888
(d) Foreign currency, at cost	$287,355	$1,091,047	$7,959	$296,588

See notes to financial statements.

64	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

July 31, 2019

	iShares Edge MSCI USA Momentum Factor ETF	iShares Edge MSCI USA Quality Factor ETF	iShares Edge MSCI USA Size Factor ETF	iShares Edge MSCI USA Value Factor ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$10,161,155,066	$10,658,171,353	$375,787,873	$3,479,392,413
Affiliated(c)	152,247,540	321,408,331	12,757,118	48,508,212
Cash	399,147	205	—	450,577
Cash pledged:
Futures contracts	714,000	1,273,000	37,000	259,000
Receivables:
Investments sold	73,411,584	—	542,063	—
Securities lending income — Affiliated	23,653	6,057	2,435	6,441
Capital shares sold	193,591	20,373	—	—
Dividends	7,245,463	6,982,878	258,748	6,842,446

Total assets	10,395,390,044	10,987,862,197	389,385,237	3,535,459,089

LIABILITIES
Bank overdraft	—	—	1,542	—
Collateral on securities loaned, at value	133,709,350	72,398,689	11,582,069	38,739,665
Payables:
Investments purchased	83,182,246	—	435,052	10,768,976
Variation margin on futures contracts	136,592	299,980	7,202	49,346
Capital shares redeemed	894,499	—	143,281	199,490
Investment advisory fees	1,297,513	1,383,790	49,028	443,873

Total liabilities	219,220,200	74,082,459	12,218,174	50,201,350

NET ASSETS	$10,176,169,844	$10,913,779,738	$377,167,063	$3,485,257,739

NET ASSETS CONSIST OF:
Paid-in capital	$9,652,894,262	$10,316,538,315	$381,942,722	$3,690,484,540
Accumulated earnings (loss)	523,275,582	597,241,423	(4,775,659)	(205,226,801)

NET ASSETS	$10,176,169,844	$10,913,779,738	$377,167,063	$3,485,257,739

Shares outstanding	84,250,000	117,700,000	4,100,000	42,250,000

Net asset value	$120.79	$92.73	$91.99	$82.49

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$128,591,900	$70,795,051	$11,179,780	$37,033,496
(b) Investments, at cost — Unaffiliated	$9,039,464,729	$9,630,073,486	$371,004,417	$3,504,889,441
(c) Investments, at cost — Affiliated	$152,237,864	$307,009,479	$12,754,451	$48,502,555

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Operations

Year Ended July 31, 2019

	iShares Edge MSCI Intl Momentum Factor ETF	iShares Edge MSCI Intl Quality Factor ETF	iShares Edge MSCI Intl Size Factor ETF	iShares Edge MSCI Intl Value Factor ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$4,250,362	$17,253,199	$165,695	$11,626,305
Dividends — Affiliated	3,107	11,531	102	4,955
Non-cash dividends — Unaffiliated	—	—	9,035	661,696
Securities lending income — Affiliated — net	46,949	5,771	1,673	42,698
Foreign taxes withheld	(404,665)	(1,697,308)	(16,309)	(1,010,380)

Total investment income	3,895,753	15,573,193	160,196	11,325,274

EXPENSES
Investment advisory fees	426,523	1,293,872	15,607	864,109

Total expenses	426,523	1,293,872	15,607	864,109

Net investment income	3,469,230	14,279,321	144,589	10,461,165

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(14,051,166)	(9,660,690)	(70,373)	(4,716,702)
Investments — Affiliated	274	(6)	3	(293)
In-kind redemptions — Unaffiliated	1,374,939	3,029,001	—	4,570,109
Foreign currency transactions	(9,304)	(40,778)	(235)	15,233

Net realized loss	(12,685,257)	(6,672,473)	(70,605)	(131,653)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	8,224,102	59,271,821	(243,805)	(33,170,240)
Investments — Affiliated	68	(4)	16	62
Foreign currency translations	173	(13,506)	(100)	(7,419)

Net change in unrealized appreciation (depreciation)	8,224,343	59,258,311	(243,889)	(33,177,597)

Net realized and unrealized gain (loss)	(4,460,914)	52,585,838	(314,494)	(33,309,250)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(991,684)	$66,865,159	$(169,905)	$(22,848,085)

See notes to financial statements.

66	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended July 31, 2019

	iShares Edge MSCI USA Momentum Factor ETF	iShares Edge MSCI USA Quality Factor ETF	iShares Edge MSCI USA Size Factor ETF	iShares Edge MSCI USA Value Factor ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$147,973,480	$167,275,317	$5,619,635	$102,241,260
Dividends — Affiliated	882,247	5,012,051	40,646	166,419
Interest — Unaffiliated	20,726	—	723	11,851
Securities lending income — Affiliated — net	1,330,004	781,000	39,710	142,501
Foreign taxes withheld	—	—	(649)	—

Total investment income	150,206,457	173,068,368	5,700,065	102,562,031

EXPENSES
Investment advisory fees	13,713,830	12,982,046	452,306	5,328,712

Total expenses	13,713,830	12,982,046	452,306	5,328,712

Net investment income	136,492,627	160,086,322	5,247,759	97,233,319

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(369,678,640)	(312,784,640)	(6,582,305)	(146,924,768)
Investments — Affiliated	(14,495,593)	(7,707,955)	(22,821)	754
In-kind redemptions — Unaffiliated	581,447,450	709,454,589	29,960,448	376,563,334
In-kind redemptions — Affiliated	(660,452)	5,821,003	37,386	—
Futures contracts	1,150,789	1,428,664	37,947	615,278
Foreign currency transactions	—	—	(10)	—

Net realized gain	197,763,554	396,211,661	23,430,645	230,254,598

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	329,610,291	476,840,379	4,064,437	(357,652,404)
Investments — Affiliated	2,318,182	(535,726)	5,313	3,161
Futures contracts	(349,449)	411,773	13,706	(150,917)

Net change in unrealized appreciation (depreciation)	331,579,024	476,716,426	4,083,456	(357,800,160)

Net realized and unrealized gain (loss)	529,342,578	872,928,087	27,514,101	(127,545,562)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$665,835,205	$1,033,014,409	$32,761,860	$(30,312,243)

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets

	iShares Edge MSCI Intl Momentum Factor ETF		iShares Edge MSCI Intl Quality Factor ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,469,230	$2,154,559	$14,279,321	$1,902,344
Net realized loss	(12,685,257)	(3,372,842)	(6,672,473)	(214,858)
Net change in unrealized appreciation (depreciation)	8,224,343	1,566,739	59,258,311	1,803,259

Net increase (decrease) in net assets resulting from operations	(991,684)	348,456	66,865,159	3,490,745

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(3,408,561)	(2,320,718)	(13,555,098)	(1,780,158)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	28,267,760	108,454,210	674,146,312	73,425,267

NET ASSETS(b)
Total increase in net assets	23,867,515	106,481,948	727,456,373	75,135,854
Beginning of year	141,020,923	34,538,975	94,783,809	19,647,955

End of year	$164,888,438	$141,020,923	$822,240,182	$94,783,809

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

68	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Edge MSCI Intl Size Factor ETF		iShares Edge MSCI Intl Value Factor ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$144,589	$151,565	$10,461,165	$4,203,213
Net realized gain (loss)	(70,605)	10,491	(131,653)	1,907,211
Net change in unrealized appreciation (depreciation)	(243,889)	152,962	(33,177,597)	631,399

Net increase (decrease) in net assets resulting from operations	(169,905)	315,018	(22,848,085)	6,741,823

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(145,264)	(159,583)	(10,389,052)	(4,965,310)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	—	113,825,627	130,028,094

NET ASSETS(b)
Total increase (decrease) in net assets	(315,169)	155,435	80,588,490	131,804,607
Beginning of year	5,516,888	5,361,453	233,633,098	101,828,491

End of year	$5,201,719	$5,516,888	$314,221,588	$233,633,098

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets  (continued)

	iShares Edge MSCI USA Momentum Factor ETF		iShares Edge MSCI USA Quality Factor ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$136,492,627	$81,580,758	$160,086,322	$83,527,385
Net realized gain	197,763,554	502,549,820	396,211,661	241,637,373
Net change in unrealized appreciation (depreciation)	331,579,024	502,054,438	476,716,426	366,779,173

Net increase in net assets resulting from operations	665,835,205	1,086,185,016	1,033,014,409	691,943,931

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(130,221,328)	(76,882,776)	(157,546,743)	(80,937,097)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	443,841,000	4,748,591,098	4,256,879,450	1,704,868,424

NET ASSETS(b)
Total increase in net assets	979,454,877	5,757,893,338	5,132,347,116	2,315,875,258
Beginning of year	9,196,714,967	3,438,821,629	5,781,432,622	3,465,557,364

End of year	$10,176,169,844	$9,196,714,967	$10,913,779,738	$5,781,432,622

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

70	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Edge MSCI USA Size Factor ETF		iShares Edge MSCI USA Value Factor ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,247,759	$4,219,533	$97,233,319	$70,388,506
Net realized gain	23,430,645	24,112,114	230,254,598	180,282,735
Net change in unrealized appreciation (depreciation)	4,083,456	(4,878,104)	(357,800,160)	176,788,148

Net increase (decrease) in net assets resulting from operations	32,761,860	23,453,543	(30,312,243)	427,459,389

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(5,564,099)	(4,414,324)	(95,508,358)	(70,334,336)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	142,106,922	7,736,608	(175,783,874)	1,056,030,356

NET ASSETS(b)
Total increase (decrease) in net assets	169,304,683	26,775,827	(301,604,475)	1,413,155,409
Beginning of year	207,862,380	181,086,553	3,786,862,214	2,373,706,805

End of year	$377,167,063	$207,862,380	$3,485,257,739	$3,786,862,214

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	71

Financial Highlights

(For a share outstanding throughout each period)

	iShares Edge MSCI Intl Momentum Factor ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16		Period From 01/13/15 to 07/31/15	(a)

Net asset value, beginning of period	$30.00	$28.78	$26.38	$27.48		$25.57

Net investment income(b)	0.69	0.67	0.73	0.55		0.31
Net realized and unrealized gain (loss)(c)	(0.57)	1.17	2.36	(1.22)		1.90

Net increase (decrease) from investment operations	0.12	1.84	3.09	(0.67)		2.21

Distributions(d)
From net investment income	(0.68)	(0.59)	(0.69)	(0.43)		(0.30)
From net realized gain	—	(0.03)	—	—		—

Total distributions	(0.68)	(0.62)	(0.69)	(0.43)		(0.30)

Net asset value, end of period	$29.44	$30.00	$28.78	$26.38		$27.48

Total Return
Based on net asset value	0.55%	6.41%	12.01%	(2.26	)%(e)	8.63	%(f)

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%		0.30	%(g)

Net investment income	2.44%	2.19%	2.75%	2.20%		2.07	%(g)

Supplemental Data
Net assets, end of period (000)	$164,888	$141,021	$34,539	$15,826		$5,496

Portfolio turnover rate(h)	105%	131%	105%	171%		55	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was -2.37%.

(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

72	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Intl Quality Factor ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Period From 01/13/15 to 07/31/15	(a)

Net asset value, beginning of period	$29.62	$28.07	$25.46	$26.96	$25.67

Net investment income(b)	0.96	0.99	0.76	0.84	0.57
Net realized and unrealized gain (loss)(c)	(0.12)	1.23	2.61	(1.70)	1.27

Net increase (decrease) from investment operations	0.84	2.22	3.37	(0.86)	1.84

Distributions(d)
From net investment income	(0.67)	(0.67)	(0.76)	(0.64)	(0.55)

Total distributions	(0.67)	(0.67)	(0.76)	(0.64)	(0.55)

Net asset value, end of period	$29.79	$29.62	$28.07	$25.46	$26.96

Total Return
Based on net asset value	2.99%	7.97%	13.46%	(3.14)%	7.12	%(e)

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30	%(f)

Net investment income	3.31%	3.36%	2.95%	3.40%	3.86	%(f)

Supplemental Data
Net assets, end of period (000)	$822,240	$94,784	$19,648	$15,277	$5,393

Portfolio turnover rate(g)	29%	21%	31%	30%	16	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Intl Size Factor ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Period From 06/16/15 to 07/31/15	(a)

Net asset value, beginning of period	$27.58	$26.81	$24.16	$24.91	$25.00

Net investment income(b)	0.72	0.76	0.74	0.64	0.05
Net realized and unrealized gain (loss)(c)	(1.56)	0.81	2.84	(0.74)	(0.14)

Net increase (decrease) from investment operations	(0.84)	1.57	3.58	(0.10)	(0.09)

Distributions(d)
From net investment income	(0.73)	(0.80)	(0.93)	(0.65)	—

Total distributions	(0.73)	(0.80)	(0.93)	(0.65)	—

Net asset value, end of period	$26.01	$27.58	$26.81	$24.16	$24.91

Total Return
Based on net asset value	(2.93)%	5.89%	15.14%	(0.28)%	(0.36	)%(e)

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30	%(f)

Net investment income	2.78%	2.73%	2.95%	2.76%	1.48	%(f)

Supplemental Data
Net assets, end of period (000)	$5,202	$5,517	$5,361	$4,833	$4,982

Portfolio turnover rate(g)	26%	13%	23%	19%	0	%(e)(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)	Rounds to less than 1%.

See notes to financial statements.

74	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Intl Value Factor ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Period From 06/16/15 to 07/31/15	(a)

Net asset value, beginning of period	$25.67	$24.84	$20.96	$24.76	$24.60

Net investment income(b)	0.86	0.73	0.63	0.81	0.02
Net realized and unrealized gain (loss)(c)	(3.14)	0.88	3.75	(4.04)	0.14

Net increase (decrease) from investment operations	(2.28)	1.61	4.38	(3.23)	0.16

Distributions(d)
From net investment income	(0.78)	(0.78)	(0.50)	(0.57)	—

Total distributions	(0.78)	(0.78)	(0.50)	(0.57)	—

Net asset value, end of period	$22.61	$25.67	$24.84	$20.96	$24.76

Total Return
Based on net asset value	(8.80)%	6.50%	21.11%	(12.97)%	0.65	%(e)

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30	%(f)

Net investment income	3.63%	2.81%	2.73%	3.91%	0.72	%(f)

Supplemental Data
Net assets, end of period (000)	$314,222	$233,633	$101,828	$37,732	$2,476

Portfolio turnover rate(g)	20%	16%	14%	19%	1	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Momentum Factor ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$111.68	$91.95	$78.43	$74.14	$62.56

Net investment income(a)	1.67	1.32	1.17	0.89	0.91
Net realized and unrealized gain(b)	9.03	19.60	13.51	4.18	11.52

Net increase from investment operations	10.70	20.92	14.68	5.07	12.43

Distributions(c)
From net investment income	(1.59)	(1.19)	(1.16)	(0.78)	(0.85)

Total distributions	(1.59)	(1.19)	(1.16)	(0.78)	(0.85)

Net asset value, end of year	$120.79	$111.68	$91.95	$78.43	$74.14

Total Return
Based on net asset value	9.71%	22.86%	18.94%	6.93%	19.97%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.49%	1.24%	1.44%	1.22%	1.31%

Supplemental Data
Net assets, end of year (000)	$10,176,170	$9,196,715	$3,438,822	$1,639,269	$800,714

Portfolio turnover rate(d)	138%	104%	114%	129%	106%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

76	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Quality Factor ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$86.55	$75.09	$68.00	$64.95	$57.68

Net investment income(a)	1.61	1.55	1.46	1.28	0.98
Net realized and unrealized gain(b)	6.16	11.38	7.03	2.99	7.23

Net increase from investment operations	7.77	12.93	8.49	4.27	8.21

Distributions(c)
From net investment income	(1.59)	(1.47)	(1.40)	(1.22)	(0.94)

Total distributions	(1.59)	(1.47)	(1.40)	(1.22)	(0.94)

Net asset value, end of year	$92.73	$86.55	$75.09	$68.00	$64.95

Total Return
Based on net asset value	9.13%	17.36%	12.62%	6.70%	14.30%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.85%	1.88%	2.06%	1.99%	1.56%

Supplemental Data
Net assets, end of year (000)	$10,913,780	$5,781,433	$3,465,557	$2,679,180	$1,120,387

Portfolio turnover rate(d)	41%	41%	44%	50%	26%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Size Factor ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$86.61	$78.73	$70.36	$66.84	$60.30

Net investment income(a)	1.52	1.45	1.37	1.26	1.21
Net realized and unrealized gain(b)	5.49	8.02	8.33	3.56	6.53

Net increase from investment operations	7.01	9.47	9.70	4.82	7.74

Distributions(c)
From net investment income	(1.63)	(1.59)	(1.33)	(1.30)	(1.20)

Total distributions	(1.63)	(1.59)	(1.33)	(1.30)	(1.20)

Net asset value, end of year	$91.99	$86.61	$78.73	$70.36	$66.84

Total Return
Based on net asset value	8.26%	12.16%	13.93%	7.39%	12.89%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.74%	1.75%	1.86%	1.94%	1.85%

Supplemental Data
Net assets, end of year (000)	$377,167	$207,862	$181,087	$193,498	$237,271

Portfolio turnover rate(d)	30%	17%	19%	23%	22%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

78	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Value Factor ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Year Ended 07/31/15

Net asset value, beginning of year	$85.39	$75.00	$64.38	$65.95	$62.40

Net investment income(a)	2.23	1.84	1.68	1.62	1.34
Net realized and unrealized gain (loss)(b)	(2.92)	10.40	10.50	(1.59)	3.37

Net increase (decrease) from investment operations	(0.69)	12.24	12.18	0.03	4.71

Distributions(c)
From net investment income	(2.21)	(1.85)	(1.56)	(1.60)	(1.16)

Total distributions	(2.21)	(1.85)	(1.56)	(1.60)	(1.16)

Net asset value, end of year	$82.49	$85.39	$75.00	$64.38	$65.95

Total Return
Based on net asset value	(0.68)%	16.47%	19.10%	0.18%	7.56%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	2.74%	2.24%	2.35%	2.64%	2.04%

Supplemental Data
Net assets, end of year (000)	$3,485,258	$3,786,862	$2,373,707	$675,959	$685,913

Portfolio turnover rate(d)	35%	18%	26%	81%	15%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Edge MSCI Intl Momentum Factor	Diversified
Edge MSCI Intl Quality Factor	Diversified
Edge MSCI Intl Size Factor	Diversified
Edge MSCI Intl Value Factor	Diversified
Edge MSCI USA Momentum Factor	Diversified
Edge MSCI USA Quality Factor	Diversified
Edge MSCI USA Size Factor	Diversified
Edge MSCI USA Value Factor	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

80	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of July 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Edge MSCI Intl Momentum Factor
Citigroup Global Markets Inc.	$315,137	$315,137		$—	$—
Credit Suisse Securities (USA) LLC	5,478	5,478		—	—
UBS AG	105,988	105,988		—	—

	$426,603	$426,603		$—	$—

Edge MSCI Intl Size Factor
BofA Securities, Inc.	$17,318	$17,318		$—	$—
Citigroup Global Markets Inc.	21,746	21,746		—	—
Credit Suisse Securities (USA) LLC	818	818		—	—
Jefferies LLC	7,648	7,648		—	—
JPMorgan Securities LLC	3,618	3,618		—	—
Macquarie Bank Limited	6,401	6,401		—	—
UBS AG	4,179	4,179		—	—

	$61,728	$61,728		$—	$—

Edge MSCI Intl Value Factor
BofA Securities, Inc.	$66,634	$66,634		$—	$—
Citigroup Global Markets Inc.	398,948	398,948		—	—
JPMorgan Securities LLC	120,499	120,499		—	—

	$586,081	$586,081		$—	$—

Edge MSCI USA Momentum Factor
BNP Paribas Prime Brokerage International Ltd.	$4,149,687	$4,149,687		$—	$—
BNP Paribas Securities Corp.	11,014,584	11,014,584		—	—
Citigroup Global Markets Inc.	4,952,346	4,952,346		—	—
Credit Suisse Securities (USA) LLC	26,066,409	26,066,409		—	—
Goldman Sachs & Co.	10,202,782	10,202,782		—	—
HSBC Bank PLC	3,905,545	3,905,545		—	—
Jefferies LLC	1,060,852	1,060,852		—	—
JPMorgan Securities LLC	50,569,637	50,569,637		—	—
Scotia Capital (USA) Inc.	194,173	194,173		—	—
TD Prime Services LLC	996,816	996,816		—	—
Virtu Americas LLC	436,069	436,069		—	—
Wells Fargo Bank, National Association	1,434,318	1,434,318		—	—
Wells Fargo Securities LLC	13,608,682	13,608,682		—	—

	$128,591,900	$128,591,900		$—	$—

Edge MSCI USA Quality Factor
BNP Paribas Securities Corp.	$155,853	$155,853		$—	$—
BofA Securities, Inc.	53,287,463	53,287,463		—	—
Citigroup Global Markets Inc.	16,626,104	16,626,104		—	—
HSBC Bank PLC	80,840	80,840		—	—
Jefferies LLC	42,708	42,708		—	—
Virtu Americas LLC	96,705	96,705		—	—
Wells Fargo Bank, National Association	505,378	505,378		—	—

	$70,795,051	$70,795,051		$—	$—

82	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Edge MSCI USA Size Factor
BNP Paribas Prime Brokerage International Ltd.	$1,078,100	$1,078,100		$—	$—
BNP Paribas Securities Corp.	132,157	132,157		—	—
BofA Securities, Inc.	2,066,680	2,066,680		—	—
Citigroup Global Markets Inc.	1,620,203	1,620,203		—	—
Credit Suisse AG Dublin Branch	545,171	545,171		—	—
Credit Suisse Securities (USA) LLC	675,545	654,515		—	(21,030	)(b)
Goldman Sachs & Co.	1,134,820	1,134,820		—	—
Jefferies LLC	223,719	223,719		—	—
JPMorgan Securities LLC	702,100	702,100		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,012,806	2,012,806		—	—
TD Prime Services LLC	389,294	389,294		—	—
Virtu Americas LLC	127,110	127,110		—	—
Wells Fargo Bank, National Association	388,680	388,680		—	—
Wells Fargo Securities LLC	83,395	83,395		—	—

	$11,179,780	$11,158,750		$—	$(21,030)

Edge MSCI USA Value Factor
Barclays Capital Inc.	$164,515	$164,515		$—	$—
BNP Paribas Prime Brokerage International Ltd.	9,022,901	9,022,901		—	—
BofA Securities, Inc.	3,578,478	3,578,478		—	—
Citigroup Global Markets Inc.	1,553,748	1,553,748		—	—
Goldman Sachs & Co.	666,062	666,062		—	—
HSBC Bank PLC	10,118,999	10,118,999		—	—
JPMorgan Securities LLC	5,660,782	5,660,782		—	—
National Financial Services LLC	844,164	844,164		—	—
UBS AG	3,215,952	3,215,952		—	—
Virtu Americas LLC	55,750	55,750		—	—
Wells Fargo Bank, National Association	2,151,480	2,151,480		—	—
Wells Fargo Securities LLC	665	665		—	—

	$37,033,496	$37,033,496		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (continued)

due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Edge MSCI Intl Momentum Factor	0.30%
Edge MSCI Intl Quality Factor	0.30
Edge MSCI Intl Size Factor	0.30
Edge MSCI Intl Value Factor	0.30
Edge MSCI USA Momentum Factor	0.15
Edge MSCI USA Quality Factor	0.15
Edge MSCI USA Size Factor	0.15
Edge MSCI USA Value Factor	0.15

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares Edge MSCI USA Momentum Factor ETF, iShares Edge MSCI USA Quality Factor ETF, iShares Edge MSCI USA Size Factor ETF and iShares Edge MSCI USA Value Factor ETF (the “Group 1 Funds”), retains 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares Edge MSCI Intl Momentum Factor ETF, iShares Edge MSCI Intl Quality Factor ETF, iShares Edge MSCI Intl Size Factor ETF and iShares Edge MSCI Intl Value Factor ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Group 1 Fund retained 71.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

84	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended July 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Edge MSCI Intl Momentum Factor	$10,204
Edge MSCI Intl Quality Factor	1,195
Edge MSCI Intl Size Factor	374
Edge MSCI Intl Value Factor	9,140
Edge MSCI USA Momentum Factor	502,640
Edge MSCI USA Quality Factor	293,806
Edge MSCI USA Size Factor	15,324
Edge MSCI USA Value Factor	50,331

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended July 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Intl Value Factor	$17,824,564	$21,800,867
Edge MSCI USA Momentum Factor	1,806,240,769	1,042,982,208
Edge MSCI USA Quality Factor	588,297,517	848,879,002
Edge MSCI USA Size Factor	36,252,093	45,641,720
Edge MSCI USA Value Factor	576,002,077	595,904,670

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Intl Momentum Factor	$150,934,978	$149,255,880
Edge MSCI Intl Quality Factor	187,653,493	123,264,071
Edge MSCI Intl Size Factor	1,379,667	1,374,252
Edge MSCI Intl Value Factor	80,640,728	57,661,585
Edge MSCI USA Momentum Factor	12,863,792,364	12,737,513,364
Edge MSCI USA Quality Factor	3,562,949,230	3,490,801,329
Edge MSCI USA Size Factor	91,352,792	89,164,903
Edge MSCI USA Value Factor	1,255,630,645	1,227,519,379

For the year ended July 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Intl Momentum Factor	$50,362,953	$23,981,481
Edge MSCI Intl Quality Factor	637,260,938	29,045,329
Edge MSCI Intl Value Factor	113,316,146	22,737,618
Edge MSCI USA Momentum Factor	4,671,017,802	4,292,805,735
Edge MSCI USA Quality Factor	8,242,631,029	4,066,652,320
Edge MSCI USA Size Factor	426,279,505	285,074,251
Edge MSCI USA Value Factor	2,119,367,168	2,286,107,993

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Edge MSCI Intl Momentum Factor	$1,068,252	$(1,068,252)
Edge MSCI Intl Quality Factor	2,936,971	(2,936,971)
Edge MSCI Intl Value Factor	4,160,675	(4,160,675)
Edge MSCI USA Momentum Factor	564,929,024	(564,929,024)
Edge MSCI USA Quality Factor	659,544,676	(659,544,676)
Edge MSCI USA Size Factor	27,179,439	(27,179,439)
Edge MSCI USA Value Factor	331,278,053	(331,278,053)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/19	Year Ended 07/31/18
Edge MSCI Intl Momentum Factor
Ordinary income	$3,408,561	$2,262,989
Long-term capital gains	—	57,729

	$3,408,561	$2,320,718

Edge MSCI Intl Quality Factor
Ordinary income	$13,555,098	$1,780,158

Edge MSCI Intl Size Factor
Ordinary income	$145,264	$159,583

Edge MSCI Intl Value Factor
Ordinary income	$10,389,052	$4,965,310

Edge MSCI USA Momentum Factor
Ordinary income	$130,221,328	$76,882,776

Edge MSCI USA Quality Factor
Ordinary income	$157,546,743	$80,937,097

Edge MSCI USA Size Factor
Ordinary income	$5,564,099	$4,414,324

Edge MSCI USA Value Factor
Ordinary income	$95,508,358	$70,334,336

As of July 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

Edge MSCI Intl Momentum Factor	$536,162	$(19,362,178)	$12,587,142	$(6,238,874)
Edge MSCI Intl Quality Factor	2,533,897	(7,295,653)	57,407,615	52,645,859
Edge MSCI Intl Size Factor	30,344	(171,235)	(92,839)	(233,730)
Edge MSCI Intl Value Factor	1,438,435	(3,258,227)	(25,358,063)	(27,177,855)
Edge MSCI USA Momentum Factor	19,159,383	(608,182,244)	1,112,298,443	523,275,582
Edge MSCI USA Quality Factor	8,473,788	(273,755,126)	862,522,761	597,241,423
Edge MSCI USA Size Factor	230,036	(6,746,267)	1,740,572	(4,775,659)
Edge MSCI USA Value Factor	7,125,540	(111,491,333)	(100,861,008)	(205,226,801)

86	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Edge MSCI Intl Momentum Factor	$152,245,262	$14,281,093	$(1,693,213)	$12,587,880
Edge MSCI Intl Quality Factor	762,634,025	69,503,482	(12,080,687)	57,422,795
Edge MSCI Intl Size Factor	5,345,546	530,614	(623,355)	(92,741)
Edge MSCI Intl Value Factor	339,402,935	13,080,906	(38,428,141)	(25,347,235)
Edge MSCI USA Momentum Factor	9,201,104,163	1,146,106,629	(33,808,186)	1,112,298,443
Edge MSCI USA Quality Factor	10,117,056,923	996,578,691	(134,055,930)	862,522,761
Edge MSCI USA Size Factor	386,804,419	21,601,696	(19,861,124)	1,740,572
Edge MSCI USA Value Factor	3,628,761,632	168,522,393	(269,383,400)	(100,861,007)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (continued)

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/19		Year Ended 07/31/18
iShares ETF	Shares	Amount	Shares	Amount
Edge MSCI Intl Momentum Factor
Shares sold	1,800,000	$52,936,764	4,000,000	$123,784,058
Shares redeemed	(900,000)	(24,669,004)	(500,000)	(15,329,848)

Net increase	900,000	$28,267,760	3,500,000	$108,454,210

Edge MSCI Intl Quality Factor
Shares sold	25,400,000	$703,380,974	2,800,000	$82,304,096
Shares redeemed	(1,000,000)	(29,234,662)	(300,000)	(8,878,829)

Net increase	24,400,000	$674,146,312	2,500,000	$73,425,267

Edge MSCI Intl Value Factor
Shares sold	5,800,000	$137,136,851	5,500,000	$143,048,179
Shares redeemed	(1,000,000)	(23,311,224)	(500,000)	(13,020,085)

Net increase	4,800,000	$113,825,627	5,000,000	$130,028,094

Edge MSCI USA Momentum Factor
Shares sold	42,200,000	$4,794,933,466	78,950,000	$8,388,923,519
Shares redeemed	(40,300,000)	(4,351,092,466)	(34,000,000)	(3,640,332,421)

Net increase	1,900,000	$443,841,000	44,950,000	$4,748,591,098

Edge MSCI USA Quality Factor
Shares sold	97,550,000	$8,341,954,278	42,100,000	$3,472,978,894
Shares redeemed	(46,650,000)	(4,085,074,828)	(21,450,000)	(1,768,110,470)

Net increase	50,900,000	$4,256,879,450	20,650,000	$1,704,868,424

Edge MSCI USA Size Factor
Shares sold	5,000,000	$429,499,709	2,950,000	$243,677,640
Shares redeemed	(3,300,000)	(287,392,787)	(2,850,000)	(235,941,032)

Net increase	1,700,000	$142,106,922	100,000	$7,736,608

Edge MSCI USA Value Factor
Shares sold	26,400,000	$2,136,053,404	25,150,000	$2,071,893,289
Shares redeemed	(28,500,000)	(2,311,837,278)	(12,450,000)	(1,015,862,933)

Net increase(decrease)	(2,100,000)	$(175,783,874)	12,700,000	$1,056,030,356

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit

88	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

iShares ETF	Net Investment Income	Net Realized Gains
Edge MSCI Intl Momentum Factor	$2,262,989	$57,729
Edge MSCI Intl Quality Factor	1,780,158	—
Edge MSCI Intl Size Factor	159,583	—
Edge MSCI Intl Value Factor	4,965,310	—
Edge MSCI USA Momentum Factor	76,882,776	—
Edge MSCI USA Quality Factor	80,937,097	—
Edge MSCI USA Size Factor	4,414,324	—
Edge MSCI USA Value Factor	70,334,336	—

Undistributed (distributions in excess of) net investment income as of July 31, 2018 are as follows:

iShares ETF	Undistributed (distributions in excess of) net investment income
Edge MSCI Intl Momentum Factor	$195,310
Edge MSCI Intl Quality Factor	87,407
Edge MSCI Intl Size Factor	1,963
Edge MSCI Intl Value Factor	(89,284)
Edge MSCI USA Momentum Factor	7,105,047
Edge MSCI USA Quality Factor	5,934,209
Edge MSCI USA Size Factor	328,277
Edge MSCI USA Value Factor	3,855,724

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	89

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Edge MSCI Intl Momentum Factor ETF,

iShares Edge MSCI Intl Quality Factor ETF, iShares Edge MSCI Intl Size Factor ETF,

iShares Edge MSCI Intl Value Factor ETF, iShares Edge MSCI USA Momentum Factor ETF,

iShares Edge MSCI USA Quality Factor ETF, iShares Edge MSCI USA Size Factor ETF and

iShares Edge MSCI USA Value Factor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Edge MSCI Intl Momentum Factor ETF, iShares Edge MSCI Intl Quality Factor ETF, iShares Edge MSCI Intl Size Factor ETF, iShares Edge MSCI Intl Value Factor ETF, iShares Edge MSCI USA Momentum Factor ETF, iShares Edge MSCI USA Quality Factor ETF, iShares Edge MSCI USA Size Factor ETF and iShares Edge MSCI USA Value Factor ETF (eight of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2019, the related statements of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

90	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended July 31, 2019 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Edge MSCI USA Momentum Factor	97.64%
Edge MSCI USA Quality Factor	98.92%
Edge MSCI USA Size Factor	83.08%
Edge MSCI USA Value Factor	94.54%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2019:

iShares ETF	Qualified Dividend Income
Edge MSCI Intl Momentum Factor	$3,883,128
Edge MSCI Intl Quality Factor	15,146,972
Edge MSCI Intl Size Factor	151,096
Edge MSCI Intl Value Factor	11,432,878
Edge MSCI USA Momentum Factor	140,269,909
Edge MSCI USA Quality Factor	163,266,189
Edge MSCI USA Size Factor	4,849,500
Edge MSCI USA Value Factor	98,373,891

For the fiscal year ended July 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Edge MSCI Intl Momentum Factor	$4,234,965	$354,887
Edge MSCI Intl Quality Factor	17,219,641	1,460,652
Edge MSCI Intl Size Factor	173,647	14,770
Edge MSCI Intl Value Factor	12,277,420	954,941

IMPORTANT TAX INFORMATION	91

Board Review and Approval of Investment Advisory Contract

iShares Trust

iShares Edge MSCI Intl Momentum Factor ETF, iShares Edge MSCI Intl Quality Factor ETF, iShares Edge MSCI Intl Size Factor ETF, iShares Edge MSCI Intl Value Factor ETF, iShares Edge MSCI USA Momentum Factor ETF, iShares Edge MSCI USA Quality Factor ETF, iShares Edge MSCI USA Size Factor ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

92	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	93

Board Review and Approval of Investment Advisory Contract  (continued)

iShares Edge MSCI USA Value Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

94	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	95

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Edge MSCI Intl Momentum Factor	$0.682218	$—	$—	$0.682218	100%	—%	—%	100%
Edge MSCI Intl Quality Factor	0.671239	—	—	0.671239	100	—	—	100
Edge MSCI Intl Value Factor	0.783016	—	—	0.783016	100	—	—	100
Edge MSCI USA Momentum Factor(a)	1.512322	—	0.073042	1.585364	95	—	5	100
Edge MSCI USA Quality Factor(a)	1.576801	—	0.012015	1.588816	99	—	1	100
Edge MSCI USA Size Factor(a)	1.581588	—	0.047931	1.629519	97	—	3	100
Edge MSCI USA Value Factor(a)	2.182539	—	0.031197	2.213736	99	—	1	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

96	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares Edge MSCI Intl Momentum Factor ETF

Period Covered: January 15, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	7	0.62%
Greater than 1.5% and Less than 2.0%	46	4.10
Greater than 1.0% and Less than 1.5%	129	11.51
Greater than 0.5% and Less than 1.0%	254	22.66
Greater than 0.0% and Less than 0.5%	471	42.02
At NAV	9	0.80
Less than 0.0% and Greater than –0.5%	162	14.45
Less than –0.5% and Greater than –1.0%	29	2.59
Less than –1.0% and Greater than –1.5%	9	0.80
Less than –1.5% and Greater than –2.0%	3	0.27
Less than –2.0% and Greater than –2.5%	1	0.09
Less than –2.5% and Greater than –3.0%	1	0.09

	1,121	100.00%

iShares Edge MSCI Intl Quality Factor ETF

Period Covered: January 15, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.09%
Greater than 3.5% and Less than 4.0%	1	0.09
Greater than 3.0% and Less than 3.5%	1	0.09
Greater than 2.5% and Less than 3.0%	2	0.18
Greater than 2.0% and Less than 2.5%	9	0.80
Greater than 1.5% and Less than 2.0%	22	1.96
Greater than 1.0% and Less than 1.5%	84	7.49
Greater than 0.5% and Less than 1.0%	335	29.88
Greater than 0.0% and Less than 0.5%	516	46.03
At NAV	4	0.36
Less than 0.0% and Greater than –0.5%	125	11.15
Less than –0.5% and Greater than –1.0%	13	1.16
Less than –1.0% and Greater than –1.5%	6	0.54
Less than –1.5% and Greater than –2.0%	1	0.09
Less than –2.0% and Greater than –2.5%	1	0.09

	1,121	100.00%

iShares Edge MSCI Intl Size Factor ETF

Period Covered: June 18, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	2	0.20%
Greater than 1.5% and Less than 2.0%	16	1.58
Greater than 1.0% and Less than 1.5%	57	5.62
Greater than 0.5% and Less than 1.0%	266	26.21
Greater than 0.0% and Less than 0.5%	349	34.37
At NAV	20	1.97
Less than 0.0% and Greater than –0.5%	208	20.49
Less than –0.5% and Greater than –1.0%	78	7.68
Less than –1.0% and Greater than –1.5%	14	1.38
Less than –1.5% and Greater than –2.0%	3	0.30
Less than –2.0% and Greater than –2.5%	1	0.10
Less than –2.5% and Greater than –3.0%	1	0.10

	1,015	100.00%

SUPPLEMENTAL INFORMATION	97

Supplemental Information  (unaudited) (continued)

iShares Edge MSCI Intl Value Factor ETF

Period Covered: June 18, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.10%
Greater than 2.5% and Less than 3.0%	1	0.10
Greater than 2.0% and Less than 2.5%	1	0.10
Greater than 1.5% and Less than 2.0%	18	1.77
Greater than 1.0% and Less than 1.5%	46	4.53
Greater than 0.5% and Less than 1.0%	262	25.80
Greater than 0.0% and Less than 0.5%	462	45.51
At NAV	22	2.17
Less than 0.0% and Greater than –0.5%	145	14.29
Less than –0.5% and Greater than –1.0%	37	3.65
Less than –1.0% and Greater than –1.5%	16	1.58
Less than –1.5% and Greater than –2.0%	2	0.20
Less than –2.0% and Greater than –2.5%	1	0.10
Less than –2.5% and Greater than –3.0%	1	0.10

	1,015	100.00%

iShares Edge MSCI USA Momentum Factor ETF

Period Covered: April 18, 2013 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.5% and Less than 1.0%	1	0.07
Greater than 0.0% and Less than 0.5%	735	53.19
At NAV	272	19.68
Less than 0.0% and Greater than –0.5%	364	26.35
Less than –0.5% and Greater than –1.0%	6	0.43
Less than –1.0% and Greater than –1.5%	2	0.14

	1,382	100.00%

iShares Edge MSCI USA Quality Factor ETF

Period Covered: July 18, 2013 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.5% and Less than 1.0%	2	0.14
Greater than 0.0% and Less than 0.5%	787	56.96
At NAV	253	18.31
Less than 0.0% and Greater than –0.5%	331	23.95
Less than –0.5% and Greater than –1.0%	6	0.43
Less than –1.0% and Greater than –1.5%	1	0.07

	1,382	100.00%

98	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares Edge MSCI USA Size Factor ETF

Period Covered: April 18, 2013 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 0.0% and Less than 0.5%	732	52.97
At NAV	147	10.64
Less than 0.0% and Greater than –0.5%	502	36.32

	1,382	100.00%

iShares Edge MSCI USA Value Factor ETF

Period Covered: April 18, 2013 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 0.5% and Less than 1.0%	3	0.22
Greater than 0.0% and Less than 0.5%	810	58.62
At NAV	219	15.85
Less than 0.0% and Greater than –0.5%	341	24.67
Less than –0.5% and Greater than –1.0%	6	0.43
Less than –6.0%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	99

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 360 funds as of July 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park, Martin Small and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park, Mr. Small and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

100	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (54)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
(a) Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

TRUSTEE AND OFFICER INFORMATION	101

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

102	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

SDR	Swedish Depositary Receipt

GLOSSARY OF TERMS USED IN THIS REPORT	103

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-711-0719

JULY 31, 2019

2019 ANNUAL REPORT

iShares Trust

▶	iShares Edge MSCI Multifactor Global ETF | ACWF | NYSE Arca

▶	iShares Edge MSCI Multifactor Intl ETF | INTF | NYSE Arca

▶	iShares Edge MSCI Multifactor Intl Small-Cap ETF | ISCF | NYSE Arca

▶	iShares Edge MSCI Multifactor USA ETF | LRGF | NYSE Arca

▶	iShares Edge MSCI Multifactor USA Mid-Cap ETF | MIDF | NYSE Arca

▶	iShares Edge MSCI Multifactor USA Small-Cap ETF | SMLF | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced for the 12 months ended July 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.95% in U.S. dollar terms for the reporting period.

Global stocks declined sharply in the second half of 2018 amid high volatility, before rebounding in 2019 to post modest gains for the reporting period. The initial downturn was prompted by trade tensions, particularly between the U.S. and China, and slowing global economic growth. Markets later recovered from a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending.

The most influential central banks reacted to signs of an economic slowdown by changing their outlook for interest rate policy, which supported markets in the second half of the reporting period. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady in early 2019, and lowered interest rates in July 2019 for the first time in 11 years. The European Central Bank sustained its already negative short-term interest rates, while signaling an interest rate decrease, in the second half of 2019, and the return of its monetary stimulus program. The Bank of Japan also sustained negative short-term interest rates while signaling a possible future decrease, while the Chinese government enacted stimulus measures. Expectations of lower borrowing costs and the corresponding increases in the global money supply drove risk assets to record highs.

The U.S. stock market advanced as unemployment decreased to its lowest level since 1969, despite variable economic growth. Consumer spending was robust, as steady job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level since 2010.A budget deal reached in July 2019 promised to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased and bond issuance by the U.S. Treasury Department reached a record high. Trade tensions between the U.S. and China persisted, as the U.S. implemented tariffs on $200 million of Chinese imports and publicly discussed further tariffs. However, market reaction to the negotiations lessened over time as investors became more optimistic that the Trump administration would minimize the effect of trade policy on markets.

The Eurozone economy grew at a slower pace, as economic growth varied widely by country. Ongoing trade tensions and the resulting slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. Smaller economies, such as Ireland and Malta, grew at a fast pace, while Italy entered a recession before returning to growth in early 2019.

Emerging markets posted relatively flat during the reporting period, albeit with a relatively high amount of volatility. In the first half of the reporting period, emerging market stocks declined sharply, as rising interest rates and a strengthening U.S. dollar led to concerns among investors about foreign-denominated debt. However, a shift to looser monetary policy and desire for yield supported emerging market stocks in 2019, reversing previous declines.

Markets in the Asia-Pacific region were negatively affected by trade tensions between the U.S. and China and a slowdown in the Chinese economy. Countries throughout the Asia-Pacific region supply China with many industrial and consumer goods and services, and corporate earnings in the region were moderated by China’s recent struggles.

MARKET OVERVIEW	3

Fund Summary as of July 31, 2019	iShares® Edge MSCI Multifactor Global ETF

Investment Objective

The iShares Edge MSCI Multifactor Global ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging market stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI ACWI Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(2.10)%	5.42%	(2.10)%	25.23%
Fund Market	(3.14)	5.31	(3.14)	24.67
Index	(2.00)	5.64	(2.00)	26.30

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,038.20	$1.77		$1,000.00	$1,023.10	$1.76		0.35%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 15 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares® Edge MSCI Multifactor Global ETF

Portfolio Management Commentary

Global stocks with favorable exposure to target factors declined for the reporting period. Chinese stocks were the leading detractors, as economic growth slowed and exports declined amid escalating trade tensions between the U.S. and China. Chinese banks were notable detractors, as slowing growth led to lower profits for the industry. The information technology sector also struggled with a slower pace of venture capital investments, a slower pace of innovation, and investor concerns about the effect of diminished trade on the semiconductor industry. Chinese pharmaceuticals stocks struggled amid price controls as part of the government’s overhaul of the country’s healthcare system.

Equities in other Asian markets, particularly in Japan and South Korea, also detracted from the Index’s performance. Japanese stocks declined primarily due to trade tensions between the U.S. and China, which negatively affected Japan’s export-reliant economy. Trade in both South Korea and Japan was affected by a diplomatic dispute between the two countries that caused Japan to put restrictions on exports of materials widely used in chip manufacturing. The resulting disruption pressured the Japanese chemicals industry and the South Korean information technology sector.

On the upside, U.S. stocks performed well, led by the information technology sector. The software and services industry benefited from the continued growth of software as a service. The move toward subscription-based software drove profitability in the industry by providing consistent revenues while reducing training costs. Financials stocks also contributed, as property and casualty insurance companies improved their underwriting profitability.

For the reporting period, the Index underperformed compared to the broader market, as represented by the MSCI ACWI Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, size detracted from the Index’s performance the most, while momentum contributed to relative performance.

In the process of seeking companies with a favorable combination of style factors, the Index’s positioning shifted, increasing exposure to the newly-created communication services sector and the energy sector. The Index also moved to an underweight position in Japanese stocks, while increasing exposure to the U.K. and Canada. An overweight position in the healthcare sector and positioning in the information technology sector restrained relative performance. In contrast, relative contributors included positioning in the financials sector and an underweight in the energy sector. Looking at countries, positioning in U.S. stocks and an overweight in China were relative detractors, while an overweight in Brazil and an underweight in South Africa helped relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	19.6%
Financials	14.8
Consumer Discretionary	13.1
Health Care	11.8
Industrials	10.8
Materials	7.6
Real Estate	5.3
Communication Services	4.6
Utilities	4.5
Consumer Staples	4.3
Energy	3.6

(a)	Excludes money market funds.

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
United States	58.1%
China	8.4
United Kingdom	5.0
Japan	4.3
Australia	3.7
Canada	3.2
Hong Kong	2.2
France	1.7
South Korea	1.5
Switzerland	1.5

FUND SUMMARY	5

Fund Summary as of July 31, 2019	iShares® Edge MSCI Multifactor Intl ETF

Investment Objective

The iShares Edge MSCI Multifactor Intl ETF (the “Fund”) seeks to track the investment results of an index composed of global developed market large- and mid-capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints, as represented by the MSCI World ex USA Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(6.26)%	3.20%	(6.26)%	14.34%
Fund Market	(7.04)	3.04	(7.04)	13.60
Index	(6.24)	3.30	(6.24)	14.83

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,014.90	$1.50		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 15 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares® Edge MSCI Multifactor Intl ETF

Portfolio Management Commentary

International developed market stocks declined during the reporting period, amid slowing global growth and a protracted trade dispute between the U.S. and China. Japanese equities were the leading detractors from the Index’s return, as sluggish economic growth and falling exports, the result of the U.S.-China trade impasse and restrictions on certain exports to South Korea, added to uncertainty surrounding trade. The energy sector drove negative performance in Japan, pressured by declining oil prices and lower domestic oil consumption. A shrinking population and increased use of energy efficient vehicles led to reduced demand for oil. Materials stocks were pressured by the chemicals industry, which struggled amid sharply lower chemicals prices and slowing demand growth for basic chemicals from the sizeable Chinese market. A diplomatic dispute between Japan and South Korea further disrupted trade, pressuring the Japanese chemicals industry.

French stocks also negatively affected the Index’s performance. Automobile and component manufacturers were leading detractors, as lower global demand for cars and car parts, particularly from emerging markets, constrained the industry’s return.

Stocks in the U.K. and Germany detracted modestly as economic growth slowed and uncertainty over Brexit mounted. In the U.K., the industrials sector struggled amid an industrial production contraction at the end of 2018. Germany’s materials sector was weighed down by the chemicals industry, which was driven lower by trade tensions, a more competitive landscape, and reduced demand from the automotive industry, notably in China. On the upside, Australian equities contributed to the Index’s return, as food retailers posted higher sales, benefiting from a supportive pricing environment and good weather.

The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, size detracted from the Index’s performance, while momentum contributed.

For the reporting period, the Index underperformed the broader market, as represented by the MSCI World ex USA Index. As the multifactor investment process sought companies with a favorable combination of style factors, the Index shifted toward more defensive stocks, moving to an overweight allocation in the healthcare sector and adding exposure in the consumer staples sector. The energy and financials sectors were main areas of underweighting. The Index’s positioning in the consumer discretionary and industrials sectors were the primary detractors from relative performance, while financials sector positioning contributed. Turning to countries, positioning in Japan and France weighed on relative performance, while an overweight to Australia bolstered relative return.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	15.9%
Industrials	13.7
Materials	12.3
Consumer Discretionary	11.5
Health Care	11.1
Consumer Staples	9.1
Information Technology	8.8
Real Estate	7.9
Communication Services	4.0
Utilities	3.4
Energy	2.3

(a)	Excludes money market funds.

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Japan	16.9%
United Kingdom	15.0
Canada	12.5
Australia	12.4
Switzerland	8.8
Hong Kong	7.3
France	7.1
Netherlands	5.6
Germany	3.0
Belgium	2.3

FUND SUMMARY	7

Fund Summary as of July 31, 2019	iShares® Edge MSCI Multifactor Intl Small-Cap ETF

Investment Objective

The iShares Edge MSCI Multifactor Intl Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of global developed market small-capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints, as represented by the MSCI World ex USA Small Cap Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(6.80)%	5.81%	(6.80)%	27.22%
Fund Market	(8.05)	5.66	(8.05)	26.41
Index	(6.96)	6.02	(6.96)	28.25

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,040.50	$2.02		$1,000.00	$1,022.80	$2.01		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 15 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares® Edge MSCI Multifactor Intl Small-Cap ETF

Portfolio Management Commentary

International small capitalization stocks declined during the reporting period, amid slowing global growth and a protracted trade dispute between the U.S. and China. Stocks in Japan were the leading detractors from the Index’s return, as sluggish economic growth and falling exports weighed on equities. The continued U.S.-China trade impasse, along with restrictions on certain exports to South Korea, added to the uncertainty surrounding trade. The industrials sector was the main detractor, as industrial machinery orders declined and capital goods companies sharply reduced production output. In the consumer discretionary sector, lessening demand for car parts from China pressured auto components companies, while retailers struggled amid steady declines in consumer confidence and weak retail sales. Materials stocks were also meaningful detractors, pressured by the chemicals industry, which struggled amid sharply lower chemicals prices and slowing demand growth for basic chemicals from the sizeable Chinese market. Diplomatic tensions between Japan and South Korea that disrupted trade further pressured the Japanese chemicals industry.

Financials stocks drove the negative performance in the U.K., as capital markets companies posted sharp revenue declines after European regulators enacted strict new rules to limit trading losses in derivative instruments. Stocks in Germany were marginal detractors, driven by semiconductor and technology hardware and equipment companies in the information technology sector, which contended with lower sales to Asian consumer electronics makers.

On the upside, Australian equities contributed to the Index’s performance. Rising gold prices and record-setting production volumes bolstered returns of gold mining stocks in Australia, the world’s second-largest gold producer. Despite a slump in the residential real estate market, demand for office space amid robust economic expansion remained strong and was reflected in gains among real estate investment trusts.

The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, momentum was the largest relative contributor, while size detracted from performance. For the reporting period, the Index slightly outperformed the broader market, as represented by the MSCI World ex USA Small Cap Index. Many value-oriented companies are also smaller in market capitalization. In pursuing lower-priced value stocks, the Index tends to have higher exposure to smaller companies, which underperformed large-capitalization stocks, as investors favored the relative stability of large-company stocks. Similarly, momentum helped, particularly in the first half of the reporting period, as investors pursued higher-growth stocks amid the global economic slowdown.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	18.0%
Information Technology	12.4
Real Estate	12.3
Health Care	11.0
Materials	10.6
Consumer Discretionary	10.4
Financials	9.1
Energy	4.9
Communication Services	4.8
Consumer Staples	4.1
Utilities	2.4

(a)	Excludes money market funds.

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Japan	22.6%
United Kingdom	20.1
Australia	13.1
Canada	11.0
Switzerland	5.5
Netherlands	4.0
Italy	3.2
Germany	3.1
Sweden	2.9
Belgium	2.6

FUND SUMMARY	9

Fund Summary as of July 31, 2019	iShares® Edge MSCI Multifactor USA ETF

Investment Objective

The iShares Edge MSCI Multifactor USA ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.38%	8.00%	0.38%	38.80%
Fund Market	0.35	7.99	0.35	38.75
Index	0.64	8.26	0.64	40.16

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,069.50	$1.03		$1,000.00	$1,023.80	$1.00		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 15 for more information.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares® Edge MSCI Multifactor USA ETF

Portfolio Management Commentary

Stocks of large- and mid- capitalization companies with favorable exposure to target style factors advanced modestly for the reporting period. The information technology sector was the leading contributor to the Index’s performance, led by software companies. Application software makers benefited from strong demand for software related to taxes, data analysis, and engineering simulation.

The real estate sector also contributed, driven by strength in the commercial real estate market, demand for residential rental properties, and the decline in long-term U.S. bond yields during the reporting period. Lower interest rates mean bonds are less attractive to income-oriented investors, increasing the appeal of dividend-paying real estate stocks.

On the downside, the energy sector was the leading detractor from the Index’s performance, as prices for natural gas and oil declined. Oil, gas, and consumable fuels stocks were negatively affected as higher prices for corn used to make ethanol reduced profit margins for these companies. Narrowing price differentials between various grades of crude oil also reduced oil refining margins. Oil and gas exploration and production companies reduced production in response to falling prices and transportation challenges, further reducing earnings. The volatility in oil prices also lowered margins and profits for commodities chemicals companies in the materials sector. These companies declined as customer demand for refined oil by-products slowed in anticipation of future price reductions.

The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, size was the leading detractor from the Index’s performance during the reporting period, followed by value, while momentum and quality did not significantly affect the Index’s performance. Reflecting these factor contributions, the Index underperformed the broader market, as represented by the MSCI USA Index.

From a sector perspective, the leading detractors from relative performance were the consumer discretionary and information technology sectors, largely due to stock selection. Positioning in the financials and healthcare sectors modestly benefited relative performance. Allocations changed during the reporting period as the multifactor selection process identified opportunities, reducing exposure to the healthcare and information technology sectors while adding exposure to the real estate and industrials sectors. Allocation to the communication services sector also increased, reflecting changes to the MSCI Index resulting from the GICS reclassification implemented in November 2018.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	25.3%
Health Care	12.0
Industrials	11.2
Consumer Discretionary	10.1
Financials	9.2
Utilities	7.6
Real Estate	7.4
Energy	5.9
Communication Services	5.5
Materials	3.9
Consumer Staples	1.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Intel Corp.	3.0%
AT&T Inc.	2.6
Anthem Inc.	2.4
Intuit Inc.	2.4
Chevron Corp.	2.0
Norfolk Southern Corp.	1.9
Micron Technology Inc.	1.9
Biogen Inc.	1.8
Phillips 66	1.8
Microsoft Corp.	1.7

(a)	Excludes money market funds.

FUND SUMMARY	11

Fund Summary as of July 31, 2019	iShares® Edge MSCI Multifactor USA Mid-Cap ETF

Investment Objective

The iShares Edge MSCI Multifactor USA Mid-Cap ETF (the “Fund”) the seeks to track the investment results of an index composed of U.S. mid-capitalization stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Mid Cap Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	6.41%
Fund Market	6.37
Index	6.54

For the fiscal period ended 7/31/19, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 6/4/19. The first day of secondary market trading was 6/6/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (06/04/19)	(a)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(b)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$1,000.00		$1,064.10	$0.41		$1,000.00	$1,023.60	$1.25		0.25%

(a)	The beginning of the period (commencement of operations) is June 04, 2019.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (58 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 15 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	20.1%
Consumer Discretionary	14.6
Industrials	12.9
Health Care	10.8
Financials	9.6
Real Estate	9.3
Utilities	7.3
Communication Services	6.4
Materials	4.6
Consumer Staples	3.3
Energy	1.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Chipotle Mexican Grill Inc.	1.6%
Lululemon Athletica Inc.	1.6
Best Buy Co. Inc.	1.6
ResMed Inc.	1.6
Cadence Design Systems Inc.	1.6
Synopsys Inc.	1.6
Cooper Companies Inc. (The)	1.6
Universal Health Services Inc., Class B	1.5
CBRE Group Inc., Class A	1.5
Ulta Salon Cosmetics & Fragrance Inc.	1.5

(a)	Excludes money market funds.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019	iShares® Edge MSCI Multifactor USA Small-Cap ETF

Investment Objective

The iShares Edge MSCI Multifactor USA Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. small-capitalization stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Small Cap Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(3.45)%	8.57%	(3.45)%	41.94%
Fund Market	(3.42)	8.59	(3.42)	42.08
Index	(3.12)	8.93	(3.12)	43.94

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,042.50	$1.52		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 15 for more information.

FUND SUMMARY	13

Fund Summary as of July 31, 2019 (continued)	iShares® Edge MSCI Multifactor USA Small-Cap ETF

Portfolio Management Commentary

Stocks of small-capitalization companies with favorable exposure to style factors declined during the reporting period, as small stocks endured significant volatility amid slowing economic growth. The energy sector was the leading detractor from the Index’s performance, as prices for natural gas and oil declined. Oil and gas exploration and production companies reduced production in response to decreasing prices, further reducing earnings. Coal and consumable fuels companies were another source of weakness, as coal demand decreased and prices declined during the reporting period. The volatility in oil prices also meant slower business and profits for oil and gas equipment and services companies. These companies are sensitive to the number of production rigs operated by oil exploration companies and their spending levels, both of which declined during the reporting period.

The consumer discretionary sector was another significant detractor. Retail companies declined, particularly those in apparel retail, which were negatively affected by concerns about slowing economic growth and the potential impact of tariffs on their supply chains.

On the upside, the information technology sector was the leading source of strength, led by software stocks. Application software companies benefited from strong demand as businesses sought electronic solutions to improve the efficiency of back-office functions, as well as to optimize manufacturing and production processes. Semiconductors stocks also helped the Index’s performance, driven by strong demand for semiconductors used in a broad range of applications including data centers, 5G communication, and automobiles.

In terms of relative performance, the Index underperformed the broader market for small-company stocks, as represented by the MSCI USA Small Cap Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, size was the leading detractor from the Index’s performance during the reporting period, while momentum was the largest contributor. From a sector perspective, the leading detractors from relative performance were the consumer discretionary and real estate sectors, largely due to stock selection. The leading contribution to relative performance came from an underweight allocation to the energy sector, which performed poorly for the reporting period. Allocations changed during the reporting period as the multifactor selection process identified opportunities, reducing exposure to the financials sector while adding to the real estate and information technology sectors.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	21.9%
Health Care	19.8
Financials	13.0
Consumer Discretionary	9.8
Industrials	9.4
Real Estate	7.9
Communication Services	6.7
Materials	4.4
Utilities	3.4
Energy	1.9
Consumer Staples	1.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Teradyne Inc.	1.4%
Aspen Technology Inc.	1.3
Masimo Corp.	1.2
Reliance Steel & Aluminum Co.	1.0
Ciena Corp.	1.0
Medical Properties Trust Inc.	0.9
Chemed Corp.	0.9
First American Financial Corp.	0.9
Haemonetics Corp.	0.9
Encompass Health Corp.	0.8

(a)	Excludes money market funds.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ABOUT FUND PERFORMANCE/SHAREHOLDER EXPENSES	15

Schedule of Investments July 31, 2019	iShares® Edge MSCI Multifactor Global ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Australia — 3.6%
AGL Energy Ltd.	9,625	$139,116
BHP Group PLC	49,819	1,210,380
BlueScope Steel Ltd.	8,316	75,029
CIMIC Group Ltd.	3,465	87,625
Coca-Cola Amatil Ltd.	10,241	74,962
Cochlear Ltd.	1,309	198,806
Dexus	26,026	235,352
Flight Centre Travel Group Ltd.	1,848	58,706
Fortescue Metals Group Ltd.	32,263	185,237
GPT Group (The)	44,044	188,519
Harvey Norman Holdings Ltd.	16,401	49,626
Medibank Pvt Ltd.	41,965	104,417
Mirvac Group	87,597	194,411
Rio Tinto Ltd.	9,779	666,604
South32 Ltd.	129,976	281,300
Telstra Corp. Ltd.	100,716	275,592
Washington H Soul Pattinson & Co. Ltd.	3,850	60,264

		4,085,946

Belgium — 0.6%
Ageas	5,005	271,217
Colruyt SA	2,079	109,187
Proximus SADP	1,771	50,893
UCB SA	2,926	230,066

		661,363

Brazil — 1.1%
Banco BTG Pactual SA	7,700	122,296
BB Seguridade Participacoes SA	15,400	132,815
BR Malls Participacoes SA	77,000	307,173
Centrais Eletricas Brasileiras SA	7,700	80,610
Cia. de Saneamento Basico do Estado de Sao Paulo	8,100	114,958
Engie Brasil Energia SA	7,750	99,424
Hypera SA	7,700	61,762
Petrobras Distribuidora SA	7,700	54,436
Sul America SA	8,350	93,251
TIM Participacoes SA	61,617	200,117

		1,266,842

Canada — 3.2%
Atco Ltd./Canada, Class I, NVS	924	30,954
CAE Inc.	8,239	223,300
CGI Inc.(a)	3,465	268,038
CI Financial Corp.	6,699	104,376
Constellation Software Inc./Canada	539	515,415
Empire Co. Ltd., Class A, NVS	4,543	120,844
First Capital Realty Inc.	4,474	74,445
Gildan Activewear Inc.	3,465	137,159
H&R Real Estate Investment Trust	5,621	97,083
IA Financial Corp Inc.	3,404	137,285
Kinross Gold Corp.(a)	29,414	119,614
Kirkland Lake Gold Ltd.	4,928	204,828
Loblaw Companies Ltd.	4,081	212,822
Magna International Inc.	7,700	390,292
Methanex Corp.	1,771	70,063
Metro Inc.	6,545	257,284
RioCan REIT	5,236	103,751
SmartCentres Real Estate Investment Trust	2,695	66,474
Teck Resources Ltd., Class B	13,398	275,480
Tourmaline Oil Corp.	4,158	55,096
West Fraser Timber Co. Ltd.	1,463	57,477

Security	Shares	Value
Canada (continued)
WSP Global Inc.	1,540	$87,300

		3,609,380

Chile — 0.1%
Aguas Andinas SA, Class A	197,197	110,849

China — 8.3%
51job Inc., ADR(a)	770	59,714
Agricultural Bank of China Ltd., Class H	77,000	31,379
Angang Steel Co. Ltd., Class A	40,120	20,376
Anhui Conch Cement Co. Ltd., Class H	38,500	225,013
BOC Aviation Ltd.(b)	7,700	66,692
China Agri-Industries Holdings Ltd.	385,000	117,548
China Common Rich Renewable Energy Investments Ltd.(a)(c)	659	—
China Conch Venture Holdings Ltd.	38,500	133,040
China Construction Bank Corp., Class H	2,156,000	1,671,830
China Everbright Bank Co. Ltd., Class H	154,000	69,643
China Jinmao Holdings Group Ltd.	154,000	100,333
China Longyuan Power Group Corp. Ltd., Class H	77,000	47,314
China Mobile Ltd.	154,000	1,313,187
China Petroleum & Chemical Corp., Class H	616,000	398,186
China Railway Construction Corp. Ltd., Class H	192,500	224,029
China Railway Group Ltd., Class H	77,000	54,298
China Resources Pharmaceutical Group Ltd.(b)	38,500	42,150
China Shenhua Energy Co. Ltd., Class H	77,000	153,451
China Telecom Corp. Ltd., Class H	308,000	138,500
China Unicom Hong Kong Ltd.	154,000	150,697
CNOOC Ltd.	462,000	763,714
Dali Foods Group Co. Ltd.(b)	115,500	72,152
Daqin Railway Co. Ltd., Class A	92,400	105,923
Dongfeng Motor Group Co. Ltd., Class H	162,000	145,487
Guangdong Investment Ltd.	162,000	341,471
Guangzhou R&F Properties Co. Ltd., Class H	30,800	56,265
Huaneng Renewables Corp. Ltd., Class H	154,000	42,101
Inner Mongolia Yitai Coal Co. Ltd., Class B	71,100	72,095
Kingboard Holdings Ltd.	38,500	95,809
Kingdee International Software Group Co. Ltd.	154,000	148,926
Kunlun Energy Co. Ltd.	154,000	135,155
Lee & Man Paper Manufacturing Ltd.	79,000	48,543
Li Ning Co. Ltd.	154,000	382,841
Luye Pharma Group Ltd.(b)(d)	115,500	90,153
New Hope Liuhe Co. Ltd., Class A	7,700	21,620
Nine Dragons Paper Holdings Ltd.	79,000	64,489
PICC Property & Casualty Co. Ltd., Class H	198,000	237,006
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	30,800	59,492
Shimao Property Holdings Ltd.	38,500	107,465
Shui On Land Ltd.	308,000	66,102
Sihuan Pharmaceutical Holdings Group Ltd.	462,000	95,612
Sun Art Retail Group Ltd.	77,000	78,299
Towngas China Co. Ltd.	77,000	58,823
Want Want China Holdings Ltd.	385,000	301,492
Weichai Power Co. Ltd., Class A	38,899	68,694
Yuexiu Property Co. Ltd.	770,000	175,092
Yum China Holdings Inc.	9,163	416,917
YY Inc., ADR(a)	1,386	88,967

		9,358,085

Denmark — 0.1%
H Lundbeck A/S	1,925	75,029

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor Global ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland — 0.3%
Elisa OYJ	4,466	$211,229
Orion OYJ, Class B	2,387	82,415

		293,644

France — 1.7%
Arkema SA	2,026	184,295
BioMerieux	693	59,065
Cie. Generale des Etablissements Michelin SCA	4,312	482,258
Eutelsat Communications SA	4,158	80,183
Faurecia SE	2,233	106,907
Ipsen SA	1,001	115,575
Peugeot SA	9,548	227,073
Sartorius Stedim Biotech	770	124,054
SCOR SE	4,466	184,975
Societe BIC SA	847	59,318
Ubisoft Entertainment SA(a)	1,771	147,414
Worldline SA/France(a)(b)	1,078	77,776

		1,848,893

Germany — 0.7%
Covestro AG(b)	3,850	176,222
Deutsche Lufthansa AG, Registered	6,468	103,521
Hannover Rueck SE	1,540	242,964
HUGO BOSS AG	1,779	113,219
METRO AG	3,388	52,811
RTL Group SA	1,155	57,303

		746,040

Greece — 0.0%
FF Group(a)(c)	165	2

Hong Kong — 2.2%
CK Asset Holdings Ltd.	77,000	583,803
Hongkong Land Holdings Ltd.	38,500	235,620
Kerry Properties Ltd.	38,500	145,582
Link REIT	38,500	449,533
New World Development Co. Ltd.	231,000	327,559
NWS Holdings Ltd.	81,000	151,075
Sino Land Co. Ltd.	162,000	264,071
Swire Properties Ltd.	62,800	228,242
Yue Yuen Industrial Holdings Ltd.	38,500	107,957

		2,493,442

Hungary — 0.1%
MOL Hungarian Oil & Gas PLC	7,854	80,540

India — 0.5%
Divi’s Laboratories Ltd.	1,925	45,722
Dr. Reddy’s Laboratories Ltd.	2,618	97,991
GAIL India Ltd.	46,610	87,311
Glenmark Pharmaceuticals Ltd.	5,005	31,001
Hindustan Petroleum Corp. Ltd.	18,788	72,669
Indian Oil Corp. Ltd.	39,655	80,307
Petronet LNG Ltd.	9,317	32,028
REC Ltd.	21,175	43,175
Tech Mahindra Ltd.	9,856	91,166

		581,370

Indonesia — 0.2%
Adaro Energy Tbk PT	438,900	39,766
Charoen Pokphand Indonesia Tbk PT	161,700	62,006
Indah Kiat Pulp & Paper Corp. Tbk PT	84,700	45,169
Kalbe Farma Tbk PT	785,400	82,367

		229,308

Security	Shares	Value

Israel — 0.1%
Israel Chemicals Ltd.	18,865	$102,717

Italy — 0.4%
Fiat Chrysler Automobiles NV	26,873	360,122
Moncler SpA	2,541	105,159

		465,281

Japan — 4.3%
Alfresa Holdings Corp.	7,700	187,296
Astellas Pharma Inc.	42,500	608,093
Brother Industries Ltd.	8,100	145,102
Dai Nippon Printing Co. Ltd.	7,700	162,688
Daicel Corp.	7,700	65,671
Electric Power Development Co. Ltd.	7,700	173,538
ITOCHU Corp.	38,500	738,264
JSR Corp.	7,700	128,292
Kakaku.com Inc.	7,700	161,411
Kobe Steel Ltd.	7,700	49,927
Konica Minolta Inc.	15,400	129,072
Marubeni Corp.	61,600	402,818
Medipal Holdings Corp.	8,100	173,377
NEC Corp.	8,100	334,221
Obayashi Corp.	15,400	146,944
Sekisui Chemical Co. Ltd.	15,400	229,919
Stanley Electric Co. Ltd.	8,100	202,024
Teijin Ltd.	7,700	134,107
Tokyo Electric Power Co. Holdings Inc.(a)	53,900	260,626
Toppan Printing Co. Ltd.	500	8,188
Tosoh Corp.	15,800	223,085
Yokogawa Electric Corp.	7,700	139,213

		4,803,876

Malaysia — 0.0%
AirAsia Group Bhd	84,700	40,231

Netherlands — 1.0%
AerCap Holdings NV(a)	3,542	193,145
Koninklijke Ahold Delhaize NV	24,871	566,427
Koninklijke Vopak NV	1,771	87,944
NN Group NV	7,546	285,910

		1,133,426

Philippines — 0.2%
Globe Telecom Inc.	4,860	205,144

Poland — 0.1%
Jastrzebska Spolka Weglowa SA(a)	2,233	22,694
PGE Polska Grupa Energetyczna SA(a)	31,647	73,057

		95,751

Qatar — 0.2%
Barwa Real Estate Co.	31,706	30,931
Mesaieed Petrochemical Holding Co.	107,800	76,592
Ooredoo QPSC	34,492	67,393
Qatar Electricity & Water Co. QSC	7,000	29,860
Qatar Fuel QSC	11,150	64,443

		269,219

Russia — 1.4%
Gazprom PJSC	24,300	90,760
Gazprom PJSC, ADR	34,881	256,166
LUKOIL PJSC, ADR	10,890	896,464
LUKOIL PJSC, ADR, New	1,122	91,387
Surgutneftegas PJSC, ADR	53,810	225,464

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor Global ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Russia (continued)
Surgutneftegas PJSC, ADR, New	4,710	$19,688

		1,579,929

Saudi Arabia — 0.4%
Advanced Petrochemical Co.	1,463	22,858
Bupa Arabia for Cooperative Insurance Co.	616	16,457
Jarir Marketing Co.	1,232	54,791
Riyad Bank	13,937	96,616
Samba Financial Group	9,625	83,918
Saudi British Bank (The)	1,540	16,260
Saudi Cement Co.	1,540	29,153
Saudi Telecom Co.	4,774	137,471
Yanbu National Petrochemical Co.	1,771	27,860

		485,384

Singapore — 0.2%
ComfortDelGro Corp. Ltd.	69,300	137,228
Yangzijiang Shipbuilding Holdings Ltd.	92,400	96,549

		233,777

South Africa — 0.5%
Anglo American Platinum Ltd.	1,463	88,163
AngloGold Ashanti Ltd.	9,702	173,741
Exxaro Resources Ltd.	5,775	68,186
Kumba Iron Ore Ltd.	2,849	95,765
Mondi PLC	5,852	128,805
Telkom SA SOC Ltd.	6,853	41,658

		596,318

South Korea — 1.5%
Daelim Industrial Co. Ltd.	462	41,198
DB Insurance Co. Ltd.	1,463	69,372
GS Holdings Corp.	1,463	62,200
Hankook Tire & Technology Co. Ltd.	2,772	72,399
Hyundai Marine & Fire Insurance Co. Ltd.	2,002	47,296
Kia Motors Corp.	5,775	213,555
LG Corp.	2,849	170,251
LG Uplus Corp.	2,233	24,536
SK Hynix Inc.	13,321	865,848
SK Telecom Co. Ltd.	462	97,039
Woongjin Coway Co. Ltd.	847	60,065

		1,723,759

Spain — 0.1%
Mapfre SA	43,120	119,688

Sweden — 0.2%
Boliden AB	6,468	148,365
ICA Gruppen AB	2,310	103,350

		251,715

Switzerland — 1.5%
Adecco Group AG, Registered	3,927	216,025
Baloise Holding AG, Registered	1,236	224,602
Coca-Cola HBC AG	4,851	168,453
Sonova Holding AG, Registered	2,541	589,050
Swiss Life Holding AG, Registered	847	411,950
Swisscom AG, Registered	154	75,056

		1,685,136

Taiwan — 1.0%
AU Optronics Corp.	308,000	81,914
Compal Electronics Inc.	539,000	331,073
Far Eastern New Century Corp.	77,000	73,297
Inventec Corp.	81,000	60,694

Security	Shares	Value

Taiwan (continued)
Novatek Microelectronics Corp.	2,000	$10,677
Synnex Technology International Corp.	81,000	99,897
Taiwan Business Bank	485,904	209,391
United Microelectronics Corp.	324,000	143,789
Winbond Electronics Corp.	77,000	47,668

		1,058,400

Thailand — 0.3%
PTT Exploration & Production PCL, NVDR	30,800	135,698
Robinson PCL, NVDR	100,100	206,677

		342,375

Turkey — 0.0%
Turkiye Sise ve Cam Fabrikalari AS	7,007	6,211

United Arab Emirates — 0.2%
Aldar Properties PJSC	177,716	111,764
Emaar Properties PJSC	60,291	90,769

		202,533

United Kingdom — 5.0%
3i Group PLC	25,333	345,086
Anglo American PLC	23,562	588,262
Barratt Developments PLC	27,720	218,992
Berkeley Group Holdings PLC	3,566	169,329
British Land Co. PLC (The)	12,859	79,986
Burberry Group PLC	11,858	327,996
Capri Holdings Ltd.(a)	3,850	137,021
Carnival PLC	4,774	216,460
Direct Line Insurance Group PLC	21,098	83,287
Hargreaves Lansdown PLC	7,238	186,114
Investec PLC	21,791	125,459
J Sainsbury PLC	42,735	102,901
Kingfisher PLC	42,042	114,488
Marks & Spencer Group PLC	33,174	84,449
Meggitt PLC	21,868	159,747
Mondi PLC	6,788	149,899
Pearson PLC	23,023	245,596
Persimmon PLC	8,713	214,333
Rio Tinto PLC	25,487	1,466,131
Segro PLC	28,259	264,426
Taylor Wimpey PLC	87,164	172,686
Wm Morrison Supermarkets PLC	59,675	142,229

		5,594,877

United States — 57.9%
Accenture PLC, Class A	13,860	2,669,159
Acuity Brands Inc.	770	103,349
Advance Auto Parts Inc.	1,386	208,787
AES Corp./VA	13,937	234,002
Affiliated Managers Group Inc.	1,617	138,722
Aflac Inc.	19,558	1,029,533
Agilent Technologies Inc.	7,931	550,491
Akamai Technologies Inc.(a)	4,081	359,659
Align Technology Inc.(a)	1,848	386,380
Alliant Energy Corp.	5,621	278,464
Allstate Corp. (The)	7,392	793,901
Ally Financial Inc.	10,549	347,168
Ameren Corp.	7,931	600,297
ANSYS Inc.(a)	2,156	437,927
Anthem Inc.	6,160	1,814,798
Aon PLC	5,621	1,063,774
Arch Capital Group Ltd.(a)	9,702	375,370

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor Global ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Archer-Daniels-Midland Co.	12,782	$525,085
Arrow Electronics Inc.(a)	1,771	128,592
Assurant Inc.	1,309	148,388
Athene Holding Ltd., Class A(a)	2,772	113,264
Atmos Energy Corp.	3,566	388,837
Autoliv Inc.	462	33,333
AutoZone Inc.(a)	462	518,844
Avery Dennison Corp.	2,156	247,660
AXA Equitable Holdings Inc.	4,389	98,665
Baxter International Inc.	10,626	892,265
Best Buy Co. Inc.	6,160	471,425
Biogen Inc.(a)	4,620	1,098,728
BorgWarner Inc.	5,005	189,189
Burlington Stores Inc.(a)(d)	1,540	278,355
Cadence Design Systems Inc.(a)	7,315	540,652
Camden Property Trust	2,079	215,613
CDW Corp./DE	4,004	473,113
Cerner Corp.	7,161	513,086
CH Robinson Worldwide Inc.	3,696	309,466
Chipotle Mexican Grill Inc.(a)	616	490,046
CIT Group Inc.	616	31,139
Cooper Companies Inc. (The)	1,155	389,697
Copart Inc.(a)	5,467	423,857
Cummins Inc.	3,542	580,888
Darden Restaurants Inc.	3,080	374,405
Delta Air Lines Inc.	4,235	258,504
Discovery Inc., Class A(a)(d)	3,927	119,027
Discovery Inc., Class C, NVS(a)	7,315	206,576
Dollar General Corp.	5,159	691,409
Dover Corp.	3,003	290,841
Eaton Corp. PLC	9,394	772,093
Eaton Vance Corp., NVS	3,003	133,633
EPAM Systems Inc.(a)	770	149,218
Erie Indemnity Co., Class A, NVS	693	154,380
Exelon Corp.	19,635	884,753
Expeditors International of Washington Inc.	4,389	335,100
F5 Networks Inc.(a)	1,232	180,759
FactSet Research Systems Inc.	539	149,465
Fastenal Co.	14,938	460,090
Fidelity National Financial Inc.	7,084	303,762
Flex Ltd.(a)	13,629	151,963
FLIR Systems Inc.	3,773	187,367
Fluor Corp.	3,542	115,150
Fortinet Inc.(a)	3,003	241,171
Franklin Resources Inc.	5,236	170,851
Gap Inc. (The)	6,160	120,120
Garmin Ltd.	3,003	236,006
H&R Block Inc.	4,235	117,267
Hartford Financial Services Group Inc. (The)	6,391	368,313
HCA Healthcare Inc.	6,699	894,383
HCP Inc.	10,164	324,537
HD Supply Holdings Inc.(a)	1,694	68,624
Henry Schein Inc.(a)	3,234	215,190
Hewlett Packard Enterprise Co.	30,877	443,702
HollyFrontier Corp.	4,466	222,273
Hormel Foods Corp.	7,546	309,311
Huntington Ingalls Industries Inc.	1,001	228,528
IAC/InterActiveCorp.(a)	1,848	441,764
IDEX Corp.	1,771	297,918
Ingredion Inc.	1,848	142,832

Security	Shares	Value

United States (continued)
Intel Corp.	58,135	$2,938,724
Interpublic Group of Companies Inc. (The)	7,854	180,014
Intuit Inc.	5,852	1,622,818
Jack Henry & Associates Inc.	1,317	183,985
Jacobs Engineering Group Inc.	3,311	273,191
Jazz Pharmaceuticals PLC(a)	1,463	203,913
JB Hunt Transport Services Inc.	1,694	173,415
JM Smucker Co. (The)	2,926	325,342
Jones Lang LaSalle Inc.	1,309	190,708
Juniper Networks Inc.	8,547	230,940
Keysight Technologies Inc.(a)	3,850	344,652
Kimco Realty Corp.	10,010	192,292
KLA Corp.	3,927	535,329
Kohl’s Corp.	4,466	240,539
Kroger Co. (The)	19,173	405,701
Laboratory Corp. of America Holdings(a)	1,925	322,476
Lear Corp.	924	117,145
Leggett & Platt Inc.	4,004	160,040
Lennox International Inc.	1,155	296,234
Liberty Property Trust	3,157	165,111
Lincoln National Corp.	5,159	337,089
Loews Corp.	6,853	366,910
Lululemon Athletica Inc.(a)	2,618	500,274
LyondellBasell Industries NV, Class A	7,546	631,525
Macy’s Inc.	7,854	178,521
ManpowerGroup Inc.	1,386	126,611
MarketAxess Holdings Inc.	909	306,369
Maxim Integrated Products Inc.	6,314	373,726
Mettler-Toledo International Inc.(a)	616	466,158
Micron Technology Inc.(a)	27,720	1,244,351
Microsoft Corp.	770	104,928
Motorola Solutions Inc.	4,081	677,283
MSCI Inc.	2,310	524,924
National Retail Properties Inc.	3,927	205,146
NetApp Inc.	6,083	355,795
Nordstrom Inc.	3,157	104,528
NRG Energy Inc.	6,237	212,931
NVR Inc.(a)	81	270,875
OGE Energy Corp.	5,082	218,272
Old Dominion Freight Line Inc.	1,700	283,866
Owens Corning	3,003	174,174
Paychex Inc.	8,470	703,433
Pinnacle West Capital Corp.	2,233	203,694
Progressive Corp. (The)	14,861	1,203,444
PVH Corp.	1,001	89,009
Quest Diagnostics Inc.	3,619	369,428
Ralph Lauren Corp.	1,386	144,463
Raymond James Financial Inc.	2,387	192,559
Reinsurance Group of America Inc.	1,536	239,493
ResMed Inc.	3,696	475,675
Robert Half International Inc.	3,234	195,366
Rockwell Automation Inc.	2,772	445,682
Rollins Inc.	3,927	131,672
Ross Stores Inc.	9,086	963,389
Seagate Technology PLC	5,621	260,309
SEI Investments Co.	3,465	206,479
Skyworks Solutions Inc.	4,235	361,161
Snap-on Inc.	1,078	164,514
Southwest Airlines Co.	3,850	198,390
Spirit AeroSystems Holdings Inc., Class A	2,387	183,417

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor Global ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Synopsys Inc.(a)	3,850	$511,126
T Rowe Price Group Inc.	6,330	717,759
Target Corp.	12,859	1,111,018
TE Connectivity Ltd.	9,086	839,546
Teleflex Inc.	1,155	392,400
Textron Inc.	5,544	273,319
Tiffany & Co.	2,695	253,114
Torchmark Corp.	2,464	225,012
Tractor Supply Co.	2,618	284,865
TripAdvisor Inc.(a)	2,079	91,788
Tyson Foods Inc., Class A	6,776	538,692
UGI Corp.	3,619	184,895
Ulta Salon Cosmetics & Fragrance Inc.(a)	1,309	457,168
United Airlines Holdings Inc.(a)	1,540	141,541
United Rentals Inc.(a)	1,463	185,143
Universal Health Services Inc., Class B	1,771	267,173
Unum Group	5,698	182,051
Varian Medical Systems Inc.(a)	2,411	282,979
VEREIT Inc.	10,703	97,611
Viacom Inc., Class B, NVS	8,316	252,391
Voya Financial Inc.	4,697	263,830
WABCO Holdings Inc.(a)	1,155	152,934
Waters Corp.(a)	1,617	340,476
WellCare Health Plans Inc.(a)	1,155	331,774
WR Berkley Corp.	3,542	245,779
WW Grainger Inc.	1,386	403,368
Xerox Corp.	3,850	123,585
Xilinx Inc.	6,853	782,681
Zebra Technologies Corp., Class A(a)	1,309	276,055
Zions Bancorp. N.A	4,543	204,753

		65,166,481

Total Common Stocks — 99.2% (Cost: $106,952,082)		111,602,961

Preferred Stocks

Brazil — 0.2%
Itausa-Investimentos Itau SA, Preference Shares, NVS	53,976	178,887

Security	Shares	Value

Brazil (continued)
Telefonica Brasil SA, Preference Shares, NVS	7,700	$107,030

		285,917

Germany — 0.2%
Porsche Automobil Holding SE, Preference Shares, NVS	3,542	235,357

Total Preferred Stocks — 0.4% (Cost: $474,938)		521,274

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(e)(f)(g)	343,737	343,909
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(e)(f)	65,000	65,000

		408,909

Total Short-Term Investments — 0.4% (Cost: $408,822)		408,909

Total Investments in Securities — 100.0% (Cost: $107,835,842)		112,533,144

Other Assets, Less Liabilities — 0.0%		3,666

Net Assets — 100.0%		$112,536,810

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	288,429	55,308	343,737	$343,909	$3,258	(b)	$146		$37
BlackRock Cash Funds: Treasury, SL Agency Shares	28,840	36,160	65,000	65,000	3,617		—		—

				$408,909	$6,875		$146		$37

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor Global ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$111,602,959	$—	$2	$111,602,961
Preferred Stocks	521,274	—	—	521,274
Money Market Funds	408,909	—	—	408,909

	$112,533,142	$—	$2	$112,533,144

See notes to financial statements.

SCHEDULE OF INVESTMENTS	21

Schedule of Investments July 31, 2019	iShares® Edge MSCI Multifactor Intl ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 12.3%
AGL Energy Ltd.	549,216	$7,938,135
Bendigo & Adelaide Bank Ltd.	410,793	3,253,269
BHP Group PLC	402,635	9,782,236
BlueScope Steel Ltd.	444,920	4,014,195
Caltex Australia Ltd.	17,724	329,351
CIMIC Group Ltd.	82,050	2,074,929
Coca-Cola Amatil Ltd.	426,208	3,119,773
Cochlear Ltd.	48,474	7,362,051
Dexus	869,049	7,858,777
Flight Centre Travel Group Ltd.	46,625	1,481,162
Fortescue Metals Group Ltd.	1,162,679	6,675,468
GPT Group (The)	1,509,584	6,461,387
Harvey Norman Holdings Ltd.	440,592	1,333,147
Medibank Pvt Ltd.	2,316,712	5,764,427
Mirvac Group	3,063,441	6,798,957
QBE Insurance Group Ltd.	1,113,823	9,588,607
Rio Tinto Ltd.	313,152	21,346,583
Sonic Healthcare Ltd.	345,759	6,682,337
South32 Ltd.	3,066,575	6,636,821
Telstra Corp. Ltd.	3,483,542	9,532,097
Washington H Soul Pattinson & Co. Ltd.	91,159	1,426,900
Woolworths Group Ltd.	1,106,621	27,168,753

		156,629,362

Austria — 0.3%
Verbund AG	57,798	3,256,225

Belgium — 2.3%
Ageas	154,309	8,361,876
Colruyt SA	48,161	2,529,371
Groupe Bruxelles Lambert SA	68,664	6,534,987
Proximus SADP	127,924	3,676,133
UCB SA	106,290	8,357,401

		29,459,768

Canada — 12.4%
Atco Ltd./Canada, Class I, NVS	63,435	2,125,047
CAE Inc.	227,888	6,176,396
CGI Inc.(a)	206,611	15,982,596
CI Financial Corp.	200,009	3,116,311
Constellation Software Inc./Canada	16,905	16,165,282
Empire Co. Ltd., Class A, NVS	146,830	3,905,701
Gildan Activewear Inc.	171,595	6,792,452
H&R Real Estate Investment Trust	110,674	1,911,500
Husky Energy Inc.	293,229	2,286,612
IA Financial Corp Inc.	90,653	3,656,081
IGM Financial Inc.	75,141	2,086,312
Intact Financial Corp.	117,160	10,975,915
Kirkland Lake Gold Ltd.	168,100	6,986,938
Loblaw Companies Ltd.	154,525	8,058,388
Magna International Inc.	266,170	13,491,433
Methanex Corp.	54,639	2,161,593
Metro Inc.	214,379	8,427,250
Power Corp. of Canada	250,909	5,346,254
Power Financial Corp.	221,602	4,875,362
RioCan REIT	114,910	2,276,936
SmartCentres Real Estate Investment Trust	59,444	1,466,239
Teck Resources Ltd., Class B	422,785	8,692,986
Thomson Reuters Corp.	169,486	11,440,612
Tourmaline Oil Corp.	216,943	2,874,621

Security	Shares	Value

Canada (continued)
West Fraser Timber Co. Ltd.	46,136	$1,812,555
WSP Global Inc.	87,764	4,975,176

		158,066,548

Denmark — 0.4%
H Lundbeck A/S	58,552	2,282,137
Tryg A/S	99,655	3,063,953

		5,346,090

Finland — 0.7%
Elisa OYJ	119,485	5,651,308
Orion OYJ, Class B	87,368	3,016,514

		8,667,822

France — 7.1%
Arkema SA	57,937	5,270,225
Atos SE	80,732	6,567,143
AXA SA	128,337	3,272,190
BioMerieux	35,075	2,989,469
Cie. Generale des Etablissements Michelin SCA	143,307	16,027,599
CNP Assurances	147,149	3,063,727
Eutelsat Communications SA	145,482	2,805,487
Faurecia SE	64,049	3,066,422
Ipsen SA	31,771	3,668,266
Peugeot SA	492,212	11,705,894
Renault SA	98,089	5,519,588
SCOR SE	137,096	5,678,307
Societe BIC SA	21,241	1,487,568
Societe Generale SA	335,187	8,286,842
Ubisoft Entertainment SA(a)	68,328	5,687,470
Worldline SA/France(a)(b)	69,273	4,997,929

		90,094,126

Germany — 2.3%
Covestro AG(b)	145,720	6,669,876
Deutsche Lufthansa AG, Registered	198,446	3,176,152
Hannover Rueck SE	51,066	8,056,619
HUGO BOSS AG	52,781	3,359,085
METRO AG(c)	150,671	2,348,599
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	16,717	4,053,847
RTL Group SA	32,083	1,591,737

		29,255,915

Hong Kong — 7.3%
CK Asset Holdings Ltd.	23,000	174,383
Hang Lung Properties Ltd.	1,723,000	4,076,439
Hongkong Land Holdings Ltd.	984,900	6,027,588
Hysan Development Co. Ltd.	530,000	2,535,610
Kerry Properties Ltd.	555,500	2,100,538
Link REIT	1,768,000	20,643,493
New World Development Co. Ltd.	5,125,000	7,267,275
NWS Holdings Ltd.	1,323,000	2,467,558
Sino Land Co. Ltd.	2,582,000	4,208,832
Swire Pacific Ltd., Class A	421,000	4,824,244
Swire Properties Ltd.	998,400	3,628,621
Techtronic Industries Co. Ltd.	1,139,500	8,566,739
Vitasoy International Holdings Ltd.	616,000	2,915,571
WH Group Ltd.(b)	8,001,000	7,880,493
Wharf Holdings Ltd. (The)	1,029,000	2,516,008
Wharf Real Estate Investment Co. Ltd.	1,027,000	6,520,510
Wheelock & Co. Ltd.	694,000	4,397,399

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor Intl ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Yue Yuen Industrial Holdings Ltd.	619,000	$1,735,721

		92,487,022

Israel — 1.1%
Bank Leumi Le-Israel BM	1,242,084	9,117,875
Israel Discount Bank Ltd., Class A	981,956	4,285,123

		13,402,998

Italy — 1.7%
Fiat Chrysler Automobiles NV	914,789	12,258,977
Leonardo SpA	242,531	2,981,175
Moncler SpA	155,358	6,429,502

		21,669,654

Japan — 16.8%
AGC Inc./Japan	151,900	4,686,760
Alfresa Holdings Corp.	157,300	3,826,197
ANA Holdings Inc.	95,000	3,204,145
Astellas Pharma Inc.	1,575,000	22,535,229
Brother Industries Ltd.	184,800	3,310,486
Chiba Bank Ltd. (The)	475,400	2,364,412
Credit Saison Co. Ltd.	130,700	1,602,226
Daicel Corp.	224,900	1,918,097
Electric Power Development Co. Ltd.	123,000	2,772,102
Fujitsu Ltd.	165,400	13,014,158
Hitachi Ltd.	812,100	29,110,690
ITOCHU Corp.	1,128,500	21,639,760
Japan Airlines Co. Ltd.	96,500	3,045,871
JTEKT Corp.	172,500	2,062,215
Kamigumi Co. Ltd.	90,300	2,087,525
Kaneka Corp.	41,000	1,535,022
Konica Minolta Inc.	374,200	3,136,284
Kurita Water Industries Ltd.	83,300	2,123,642
Kyushu Railway Co.	133,700	3,829,675
Marubeni Corp.	1,313,500	8,589,316
Medipal Holdings Corp.	145,000	3,103,661
Mitsubishi Tanabe Pharma Corp.	189,700	2,161,261
Mitsubishi UFJ Lease & Finance Co. Ltd.	356,000	1,905,006
NEC Corp.	205,500	8,479,300
NH Foods Ltd.	71,700	2,677,812
Nippon Electric Glass Co. Ltd.	67,248	1,520,551
Obayashi Corp.	546,600	5,215,543
Shimamura Co. Ltd.	18,700	1,329,625
Shinsei Bank Ltd.	130,600	1,984,711
Stanley Electric Co. Ltd.	110,200	2,748,530
Sumitomo Dainippon Pharma Co. Ltd.	134,800	2,491,767
Sumitomo Heavy Industries Ltd.	93,700	3,050,698
Sumitomo Rubber Industries Ltd.	142,600	1,566,860
Suzuken Co. Ltd./Aichi Japan	60,400	3,354,474
Toho Gas Co. Ltd.	62,600	2,395,607
Tohoku Electric Power Co. Inc.	357,700	3,594,296
Tokyo Electric Power Co. Holdings Inc.(a)	1,275,400	6,167,027
Tokyo Gas Co. Ltd.	323,000	8,096,196
Toppan Printing Co. Ltd.	205,400	3,363,585
Tosoh Corp.	217,800	3,075,177
Toyo Suisan Kaisha Ltd.	74,500	3,015,680
Toyoda Gosei Co. Ltd.	54,800	1,014,488
Yamazaki Baking Co. Ltd.	102,100	1,562,885
Yokogawa Electric Corp.	193,100	3,491,184

		213,759,736

Netherlands — 5.6%
Aegon NV	1,498,077	7,467,450

Security	Shares	Value

Netherlands (continued)
AerCap Holdings NV(a)	111,453	$6,077,532
Koninklijke Ahold Delhaize NV	991,935	22,590,915
Koninklijke Vopak NV	58,855	2,922,600
NN Group NV	256,789	9,729,477
Randstad NV	100,026	5,071,741
Wolters Kluwer NV	237,890	17,364,659

		71,224,374

New Zealand — 0.3%
Spark New Zealand Ltd.	1,555,995	4,087,286

Singapore — 1.2%
ComfortDelGro Corp. Ltd.	1,944,700	3,850,891
Golden Agri-Resources Ltd.	5,950,100	1,282,583
Singapore Airlines Ltd.	497,700	3,516,685
Singapore Exchange Ltd.	280,300	1,622,137
Venture Corp. Ltd.	236,100	2,680,935
Yangzijiang Shipbuilding Holdings Ltd.	2,015,600	2,106,104

		15,059,335

Spain — 2.3%
Mapfre SA	959,904	2,664,411
Red Electrica Corp. SA	358,768	6,830,633
Repsol SA	1,221,127	19,557,882

		29,052,926

Sweden — 1.1%
Boliden AB	230,549	5,288,389
ICA Gruppen AB	75,454	3,375,832
Industrivarden AB, Class C	141,684	3,107,458
L E Lundbergforetagen AB, Class B	65,411	2,445,118

		14,216,797

Switzerland — 8.8%
Adecco Group AG, Registered	133,358	7,336,037
Baloise Holding AG, Registered	41,243	7,494,562
Coca-Cola HBC AG	158,371	5,499,498
Nestle SA, Registered	3,989	425,896
Pargesa Holding SA, Bearer	33,392	2,519,578
Roche Holding AG, NVS	154,854	41,708,908
SGS SA, Registered	4,473	11,114,727
Sonova Holding AG, Registered	46,672	10,819,418
Swiss Life Holding AG, Registered	28,866	14,039,373
Swisscom AG, Registered	21,749	10,599,892

		111,557,889

United Kingdom — 15.0%
3i Group PLC	818,217	11,145,760
Admiral Group PLC	157,640	4,182,794
Anglo American PLC	884,010	22,070,673
Barratt Developments PLC	851,351	6,725,803
Berkeley Group Holdings PLC	103,731	4,925,582
British Land Co. PLC (The)	760,778	4,732,197
Burberry Group PLC	344,221	9,521,267
Carnival PLC	137,845	6,250,085
Direct Line Insurance Group PLC	1,163,868	4,594,518
easyJet PLC	132,057	1,558,761
Evraz PLC	422,680	3,369,255
Halma PLC	94,126	2,293,527
Hargreaves Lansdown PLC	239,689	6,163,233
Investec PLC	585,114	3,368,715
J Sainsbury PLC	1,476,149	3,554,392
Johnson Matthey PLC	46,971	1,849,064
Kingfisher PLC	1,765,642	4,808,157

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor Intl ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Marks & Spencer Group PLC	1,353,937	$3,446,626
Meggitt PLC	669,773	4,892,739
Mondi PLC	307,400	6,788,302
Pearson PLC	652,244	6,957,755
Persimmon PLC	265,202	6,523,759
Rio Tinto PLC	520,627	29,948,899
Smith & Nephew PLC	733,459	16,695,383
Smiths Group PLC	205,600	4,133,685
Taylor Wimpey PLC	2,754,562	5,457,230
Wm Morrison Supermarkets PLC	1,959,772	4,670,906

		190,629,067

Total Common Stocks — 99.0% (Cost: $1,281,928,315)		1,257,922,940

Preferred Stocks

Germany — 0.7%
Porsche Automobil Holding SE, Preference Shares, NVS	128,851	8,561,852

Total Preferred Stocks — 0.7% (Cost: $9,734,751)		8,561,852

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.45%(d)(e)(f)	2,241,970	2,243,091

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.25%(d)(e)	860,000	$860,000

		3,103,091

Total Short-Term Investments — 0.2% (Cost: $3,102,643)		3,103,091

Total Investments in Securities — 99.9% (Cost: $1,294,765,709)		1,269,587,883

Other Assets, Less Liabilities — 0.1%		1,416,852

Net Assets — 100.0%		$1,271,004,735

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss	)(a)	Change in Unrealized Appreciation (Depreciation	)
BlackRock Cash Funds: Institutional, SL Agency Shares	2,341,708	(99,738)	2,241,970	$2,243,091	$92,514	(b)	$695		$62
BlackRock Cash Funds: Treasury, SL Agency Shares	738,966	121,034	860,000	860,000	19,789		—		—

				$3,103,091	$112,303		$695		$62

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019 Fair Value Measurements (continued)	iShares® Edge MSCI Multifactor Intl ETF

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,257,922,940	$—	$—	$1,257,922,940
Preferred Stocks	8,561,852	—	—	8,561,852
Money Market Funds	3,103,091	—	—	3,103,091

	$1,269,587,883	$—	$—	$1,269,587,883

See notes to financial statements.

SCHEDULE OF INVESTMENTS	25

Schedule of Investments July 31, 2019	iShares® Edge MSCI Multifactor Intl Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 13.1%
Abacus Property Group	51,499	$147,307
Accent Group Ltd.	33,399	34,876
Ausdrill Ltd.	56,758	77,263
Australian Pharmaceutical Industries Ltd.	60,432	60,188
Aventus Group	35,075	59,713
Aveo Group	61,776	87,287
Beach Energy Ltd.	262,281	385,056
Bravura Solutions Ltd.	37,665	127,726
Breville Group Ltd.	14,040	186,090
BWP Trust	75,954	196,841
Cedar Woods Properties Ltd.	9,782	43,285
Centuria Industrial REIT	25,224	55,286
Charter Hall Education Trust	34,728	90,479
Charter Hall Group	75,256	587,171
Charter Hall Retail REIT	52,218	162,681
Clinuvel Pharmaceuticals Ltd.	5,670	127,051
Collins Foods Ltd.	17,906	107,126
Costa Group Holdings Ltd.	44,282	121,170
Credit Corp. Group Ltd.	7,617	132,038
Cromwell Property Group	235,305	191,377
CSR Ltd.	79,035	219,534
Dicker Data Ltd.	6,615	30,594
Estia Health Ltd.	31,887	59,341
G8 Education Ltd.	64,665	129,254
GDI Property Group	83,763	82,559
Genworth Mortgage Insurance Australia Ltd.	34,275	80,086
Growthpoint Properties Australia Ltd.	41,310	124,996
GWA Group Ltd.	29,135	71,891
Hansen Technologies Ltd.	24,084	63,910
HT&E Ltd.	34,668	41,816
HUB24 Ltd.	7,641	65,516
IDP Education Ltd.	22,042	291,999
Inghams Group Ltd.	42,780	119,714
Integrated Research Ltd.	14,942	28,425
IPH Ltd.	28,269	162,500
Jumbo Interactive Ltd.(a)	6,075	81,315
Jupiter Mines Ltd.	193,320	53,965
Lovisa Holdings Ltd.	8,505	65,304
Magellan Financial Group Ltd.	18,954	808,403
Monadelphous Group Ltd.	14,232	185,692
Mount Gibson Iron Ltd.	59,238	35,726
Myer Holdings Ltd.(b)	115,212	42,881
Nanosonics Ltd.(b)	38,178	144,991
Navigator Global Investments Ltd.	19,359	46,167
Netwealth Group Ltd.	14,283	82,005
New Hope Corp. Ltd.	45,225	78,240
Nine Entertainment Co. Holdings Ltd.	118,017	164,313
Northern Star Resources Ltd.	96,096	861,707
NRW Holdings Ltd.	52,893	89,318
OFX Group Ltd.	36,829	34,650
OZ Minerals Ltd.	49,358	350,066
Pendal Group Ltd.	4,617	24,790
Pro Medicus Ltd.	6,129	129,901
Quintis Ltd.(a)(b)(c)	9,815	—
Regis Resources Ltd.	75,691	290,587
Sandfire Resources NL	25,247	117,286
Saracen Mineral Holdings Ltd.(b)	119,992	346,532
Service Stream Ltd.	49,545	102,105

Security	Shares	Value

Australia (continued)
Seven West Media Ltd.(b)	143,208	$42,937
Shopping Centres Australasia Property Group	137,133	230,626
Sigma Healthcare Ltd.	154,478	63,352
Silver Lake Resources Ltd.(b)	122,256	110,387
St. Barbara Ltd.	106,043	270,434
Super Retail Group Ltd.	21,357	132,483
Tassal Group Ltd.	29,252	103,834
Technology One Ltd.	38,745	204,560
Virtus Health Ltd.	11,460	40,442
Whitehaven Coal Ltd.	110,838	282,662
WPP AUNZ Ltd.	46,629	20,890

		10,190,697

Belgium — 2.6%
AGFA-Gevaert NV(b)	25,257	102,642
Barco NV	1,391	292,402
Befimmo SA	2,922	166,246
Gimv NV	2,901	171,512
Intervest Offices & Warehouses NV	2,862	82,532
Montea CVA	1,716	146,160
Orange Belgium SA	5,167	118,798
Sioen Industries NV	866	24,009
Sofina SA	2,295	447,680
Van de Velde NV	912	26,299
Warehouses De Pauw CVA	2,658	446,872

		2,025,152

Canada — 11.0%
AGF Management Ltd., Class B, NVS	11,774	45,907
Alacer Gold Corp.(b)	46,014	183,965
Alaris Royalty Corp.	5,697	88,070
Allied Properties REIT	6,696	249,503
Altus Group Ltd./Canada	6,460	164,851
Artis REIT	9,207	81,893
Badger Daylighting Ltd.	5,562	201,869
Canaccord Genuity Group Inc.	17,094	71,857
Canadian Apartment Properties REIT	10,719	397,611
Canfor Pulp Products Inc.	4,482	31,504
Celestica Inc.(b)	19,233	137,530
Centerra Gold Inc.(b)	34,353	275,734
China Gold International Resources Corp. Ltd.(b)	45,607	52,096
Cogeco Communications Inc.	2,376	188,593
Cogeco Inc.	945	67,647
Computer Modelling Group Ltd.	12,998	64,933
Corby Spirit and Wine Ltd.	1,857	24,847
Descartes Systems Group Inc. (The)(b)	11,529	420,984
DIRTT Environmental Solutions(b)	12,393	65,308
Dorel Industries Inc., Class B	3,753	26,665
Dream Global REIT	29,222	313,550
Dream Industrial REIT	8,934	82,526
Dream Office REIT	4,973	93,124
Dream Unlimited Corp., Class A	11,178	71,248
Dundee Precious Metals Inc.(b)	19,980	67,860
Enerflex Ltd.	13,725	173,607
Enerplus Corp.	36,727	244,725
Enghouse Systems Ltd.	6,156	162,016
Equitable Group Inc.	1,840	129,192
ERO Copper Corp.(b)	9,558	181,458
Evertz Technologies Ltd.	4,239	61,657
Exco Technologies Ltd.	3,306	20,997
Genworth MI Canada Inc.	6,330	234,805

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor Intl Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
goeasy Ltd.	1,350	$58,312
Granite REIT	3,834	179,094
Home Capital Group Inc.(b)	9,504	171,892
Interfor Corp.(b)	10,590	96,533
InterRent REIT	7,435	83,401
Just Energy Group Inc.	14,823	51,812
Killam Apartment REIT	8,181	122,171
Labrador Iron Ore Royalty Corp.	9,813	235,097
Largo Resources Ltd.(b)	39,015	55,262
Magellan Aerospace Corp.	2,381	29,646
Martinrea International Inc.	13,342	109,833
Medical Facilities Corp.	5,406	51,172
Morguard North American REIT	1,593	24,008
Morguard REIT	5,351	49,959
Morneau Shepell Inc.	9,425	218,049
Neo Performance Materials Inc.	2,325	21,388
North West Co. Inc. (The)	7,479	172,060
OceanaGold Corp.	94,589	257,875
Parex Resources Inc.(b)	23,257	399,557
Pason Systems Inc.	12,204	164,870
Rogers Sugar Inc.	15,507	66,603
SEMAFO Inc.(b)	48,222	194,261
Silvercorp Metals Inc.	26,893	83,148
Sprott Inc.	25,461	75,230
Summit Industrial Income REIT	6,264	62,251
Tamarack Valley Energy Ltd.(b)	33,831	55,649
Transcontinental Inc., Class A	11,533	133,321
Tricon Capital Group Inc.	18,360	139,677
Uranium Participation Corp.(b)	21,239	70,034
Valener Inc.	6,053	119,387
Wajax Corp.	4,455	51,568
Western Forest Products Inc.	63,486	68,652
WestJet Airlines Ltd.	4,406	103,209
Westshore Terminals Investment Corp.	7,830	124,145

		8,577,258

China — 0.1%
K Wah International Holdings Ltd.	162,000	84,850
TK Group Holdings Ltd.	56,000	24,538

		109,388

Denmark — 1.5%
GN Store Nord A/S	19,316	924,808
Matas A/S	4,995	51,837
NNIT A/S(d)	2,058	32,159
Per Aarsleff Holding A/S	2,925	96,822
Scandinavian Tobacco Group A/S(d)	5,184	54,958

		1,160,584

Finland — 1.0%
Adapteo OYJ(b)	6,021	70,923
Cramo OYJ	6,021	52,558
DNA OYJ	9,100	212,163
Ponsse OYJ	1,487	47,020
Rovio Entertainment OYJ(d)	6,615	49,346
Sanoma OYJ	10,287	102,509
Tieto OYJ	8,235	211,617

		746,136

France — 1.7%
ABC arbitrage	5,192	36,419
AKWEL	1,674	33,139
Albioma SA	4,294	115,221

Security	Shares	Value

France (continued)
Assystem SA	1,383	$58,976
Aubay	1,006	35,675
Boiron SA	1,224	54,853
Bonduelle SCA	1,972	58,623
Cie. des Alpes	1,331	36,900
Derichebourg SA	14,799	55,232
Gaztransport Et Technigaz SA	3,306	302,386
Groupe Crit	381	25,834
Groupe Guillin	1,135	23,732
Guerbet	875	50,757
IPSOS	5,461	150,487
LNA Sante SA	742	41,307
Mersen SA	2,368	85,555
Neopost SA	5,457	110,580
Vilmorin & Cie SA	1,004	55,501

		1,331,177

Germany — 2.9%
ADVA Optical Networking SE(b)	6,075	47,618
Amadeus Fire AG	796	109,188
bet-at-home.com AG	517	32,811
Borussia Dortmund GmbH & Co. KGaA	9,640	97,028
CANCOM SE	4,829	273,669
Cewe Stiftung & Co. KGaA	635	59,176
CropEnergies AG	3,267	21,934
Deutz AG	18,070	126,549
Draegerwerk AG & Co. KGaA(a)	459	19,854
Eckert & Ziegler Strahlen- und Medizintechnik AG	567	75,629
Elmos Semiconductor AG	1,952	42,772
Hamburger Hafen und Logistik AG	3,951	100,562
Hornbach Holding AG & Co. KGaA	1,408	76,424
Jenoptik AG	8,029	227,957
Kloeckner & Co. SE	9,720	48,700
Nemetschek SE	846	47,992
OHB SE	842	31,031
Siltronic AG	3,240	255,044
STRATEC SE	761	50,245
Surteco Group SE(a)	1,060	27,676
Varta AG(b)	2,052	156,502
VERBIO Vereinigte BioEnergie AG	3,818	30,564
Washtec AG	1,766	94,381
Wuestenrot & Wuerttembergische AG	4,050	81,077
XING SE	432	166,422

		2,300,805

Hong Kong — 2.4%
Champion REIT	324,000	240,892
CITIC Telecom International Holdings Ltd.	216,000	89,403
CSI Properties Ltd.	560,000	25,039
Emperor Capital Group Ltd.	660,000	23,186
Emperor International Holdings Ltd.	166,000	41,776
Fairwood Holdings Ltd.	14,500	47,883
Far East Consortium International Ltd./HK	135,000	64,328
Giordano International Ltd.	216,000	74,503
Hang Lung Group Ltd.	135,000	348,369
IT Ltd.	110,000	40,330
Lai Sun Development Co. Ltd.	40,500	57,326
Langham Hospitality Investments and Langham Hospitality Investments Ltd.	68,000	24,584
NewOcean Energy Holdings Ltd.(a)(b)	122,000	25,872
Nissin Foods Co. Ltd.	54,000	39,459

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor Intl Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Prosperity REIT	190,000	$79,127
Regal Hotels International Holdings Ltd.	56,000	34,052
Sa Sa International Holdings Ltd.(a)	168,000	47,430
Shun Tak Holdings Ltd.	162,000	60,223
SITC International Holdings Co. Ltd.	216,000	238,409
SmarTone Telecommunications Holdings Ltd.	40,500	37,355
Sun Hung Kai & Co. Ltd.	55,000	25,294
Sunlight REIT	189,000	138,830
Texwinca Holdings Ltd.	108,000	32,009
VSTECS Holdings Ltd.(a)	116,000	63,869

		1,899,548

Ireland — 0.1%
Irish Residential Properties REIT PLC	57,001	108,652

Israel — 1.1%
ADO Group Ltd.(b)	1,863	28,838
AFI Properties Ltd.(b)	1,917	59,206
Equital Ltd.(b)	1	24
Israel Corp. Ltd. (The)(b)	567	139,768
Ituran Location and Control Ltd.	2,764	80,653
Migdal Insurance & Financial Holding Ltd.	60,681	74,617
Naphtha Israel Petroleum Corp. Ltd.	4,887	32,409
Oil Refineries Ltd.(b)	257,985	139,657
Phoenix Holdings Ltd. (The)	11,314	71,180
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	783	41,581
REIT 1 Ltd.	29,701	155,686
Summit Real Estate Holdings Ltd.	4,455	44,398

		868,017

Italy — 3.2%
Ascopiave SpA	13,342	61,128
ASTM SpA(a)	5,536	192,680
Cairo Communication SpA	10,557	30,678
Cementir Holding SpA	6,521	46,249
DeA Capital SpA	15,699	22,688
DiaSorin SpA	3,541	413,968
doValue SpA(d)	6,237	78,887
Enav SpA(d)	40,905	226,990
Falck Renewables SpA	17,097	79,646
Iren SpA	94,695	249,034
La Doria SpA	1,848	16,563
RAI Way SpA(d)	14,445	86,044
Reply SpA	2,789	188,335
SAES Getters SpA	1,080	25,673
Saras SpA	73,767	122,377
Sesa SpA	1,249	49,576
Societa Iniziative Autostradali e Servizi SpA(a)	12,069	230,858
Tinexta SpA(b)	3,375	46,370
Unipol Gruppo SpA	60,966	314,757

		2,482,501

Japan — 22.5%
Adastria Co. Ltd.	2,700	53,142
Aichi Steel Corp.	2,700	84,799
Aisan Industry Co. Ltd.	5,400	36,356
Anest Iwata Corp.	5,400	45,856
Arcland Sakamoto Co. Ltd.	5,800	70,567
Arcs Co. Ltd.	5,400	113,148
As One Corp.	2,700	224,554
Asahi Diamond Industrial Co. Ltd.	8,300	51,524
ASKA Pharmaceutical Co. Ltd.	2,800	33,757

Security	Shares	Value

Japan (continued)
Axial Retailing Inc.	2,700	$94,000
Bando Chemical Industries Ltd.	5,500	47,819
Bank of Saga Ltd. (The)	2,900	40,599
Belc Co. Ltd.	2,700	125,830
BML Inc.	2,700	74,603
Broadleaf Co. Ltd.	13,900	73,741
Bunka Shutter Co. Ltd.	10,800	89,125
Canon Electronics Inc.	5,500	90,573
Capcom Co. Ltd.	13,500	284,983
Cawachi Ltd.	2,900	54,247
Central Glass Co. Ltd.	5,400	123,741
Chori Co. Ltd.	2,900	45,540
Chubu Shiryo Co. Ltd.	2,800	32,494
Citizen Watch Co. Ltd.	45,900	230,398
CMK Corp.	8,300	48,007
Computer Engineering & Consulting Ltd.	2,900	65,145
Comture Corp.	2,700	104,817
CONEXIO Corp.	2,900	39,423
Corona Corp.	5,800	53,847
Cybozu Inc.	2,700	32,228
Dai-Dan Co. Ltd.	2,800	57,173
Daido Metal Co. Ltd.	5,500	33,281
Daiho Corp.	2,700	67,441
Daikyonishikawa Corp.	5,800	48,184
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	2,700	74,976
Daiwa Industries Ltd.	5,800	57,800
Daiwabo Holdings Co. Ltd.	2,700	132,047
Denyo Co. Ltd.	2,900	42,121
Digital Arts Inc.	2,700	276,528
DTS Corp.	5,400	118,867
Eiken Chemical Co. Ltd.	5,800	98,024
Elan Corp.	2,700	43,543
Elecom Co. Ltd.	2,900	105,637
EM Systems Co. Ltd.	2,700	41,902
Enigmo Inc.(b)	5,400	58,290
ESPEC Corp.	2,800	57,999
Exedy Corp.	5,400	111,059
FCC Co. Ltd.	5,400	106,234
Fujibo Holdings Inc.	2,800	68,237
Fujimori Kogyo Co. Ltd.	2,900	78,313
FULLCAST Holdings Co. Ltd.	2,800	58,050
Future Corp.	2,800	50,365
Gecoss Corp.	3,000	25,918
Geo Holdings Corp.	5,600	74,271
Godo Steel Ltd.	2,700	51,053
Goldcrest Co. Ltd.	2,800	50,881
G-Tekt Corp.	2,900	42,602
GungHo Online Entertainment Inc.	6,480	172,004
Gurunavi Inc.	2,700	16,786
Hamakyorex Co. Ltd.	2,800	100,576
Heiwado Co. Ltd.	5,500	101,363
Hibiya Engineering Ltd.	2,900	52,671
Hisaka Works Ltd.	5,800	45,834
Hogy Medical Co. Ltd.	2,700	75,473
Ichiyoshi Securities Co. Ltd.	8,100	53,863
Inaba Denki Sangyo Co. Ltd.	2,700	125,084
Inabata & Co. Ltd.	8,100	106,160
Ines Corp.	6,000	64,324
Infocom Corp.	2,700	67,491
Infomart Corp.	13,500	184,518

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor Intl Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Information Services International-Dentsu Ltd.	2,700	$94,746
Ishihara Sangyo Kaisha Ltd.	5,800	62,501
Itochu Enex Co. Ltd.	10,800	87,932
Japan Aviation Electronics Industry Ltd.	8,100	113,844
Japan Cash Machine Co. Ltd.	2,700	27,131
Japan Wool Textile Co. Ltd. (The)	8,100	67,366
JCR Pharmaceuticals Co. Ltd.	2,800	199,088
Jeol Ltd.	5,400	122,299
J-Oil Mills Inc.	2,700	97,232
Joshin Denki Co. Ltd.	2,900	55,770
JSP Corp.	2,700	47,224
JVC Kenwood Corp.	27,000	60,926
K&O Energy Group Inc.	2,900	39,370
Kaga Electronics Co. Ltd.	2,900	44,285
Kamei Corp.	3,000	30,808
Kanamoto Co. Ltd.	5,400	139,905
Kanematsu Electronics Ltd.	2,900	80,129
Kanto Denka Kogyo Co. Ltd.	8,100	55,878
Kasai Kogyo Co. Ltd.	5,700	47,196
Keihanshin Building Co. Ltd.	2,700	29,990
Keihin Corp.	5,600	78,243
Kissei Pharmaceutical Co. Ltd.	2,700	67,242
KLab Inc.(a)(b)	5,800	48,077
Koa Corp.	3,000	36,611
Kohnan Shoji Co. Ltd.	2,700	59,185
Konishi Co. Ltd.	5,800	83,227
Konoike Transport Co. Ltd.	5,800	90,279
Kurabo Industries Ltd.	2,900	56,277
Kureha Corp.	2,700	180,290
KYB Corp.(b)	2,700	77,214
Kyokuto Kaihatsu Kogyo Co. Ltd.	5,800	72,009
KYORIN Holdings Inc.	5,400	91,364
LAC Co. Ltd.	2,700	42,374
Leopalace21 Corp.(b)	37,900	79,587
Maeda Kosen Co. Ltd.	2,800	47,219
Makino Milling Machine Co. Ltd.	2,700	114,018
Mani Inc.	2,700	195,708
Marudai Food Co. Ltd.	2,700	50,680
Marvelous Inc.	5,500	39,360
Max Co. Ltd.	2,700	42,872
MCJ Co. Ltd.	10,800	79,875
Meidensha Corp.	8,100	126,153
Menicon Co. Ltd.	2,800	103,799
Micronics Japan Co. Ltd.(a)	2,700	26,086
Mimasu Semiconductor Industry Co. Ltd.	2,900	48,745
Misawa Homes Co. Ltd.	5,500	53,949
Mitsuboshi Belting Ltd.	2,700	49,884
Mitsui Sugar Co. Ltd.	2,900	62,180
Mochida Pharmaceutical Co. Ltd.	5,400	228,036
MTI Ltd.	2,700	19,596
Nagaileben Co. Ltd.	2,700	56,723
Nakayama Steel Works Ltd.	2,800	12,404
Neturen Co. Ltd.	5,800	45,032
Nihon Kohden Corp.	5,400	149,106
Nikkiso Co. Ltd.	8,100	104,817
Nippon Carbon Co. Ltd.(a)	2,700	104,941
Nippon Ceramic Co. Ltd.	2,900	76,309
Nippon Flour Mills Co. Ltd.	8,100	128,690
Nippon Signal Co. Ltd.	8,700	97,277
Nippon Soda Co. Ltd.	2,700	68,436

Security	Shares	Value

Japan (continued)
Nishimatsu Construction Co. Ltd.	8,100	$154,204
Nishio Rent All Co. Ltd.	2,800	78,784
Nisshin Oillio Group Ltd. (The)	2,700	79,203
Nissin Corp.	2,800	45,104
Nitta Corp.	2,900	80,530
Nitto Boseki Co. Ltd.	3,000	67,999
Nitto Kogyo Corp.	2,800	53,898
Nitto Kohki Co. Ltd.	200	4,030
Noritake Co. Ltd./Nagoya Japan	2,700	106,060
Ohsho Food Service Corp.	2,700	167,110
Oiles Corp.	2,700	38,595
Oita Bank Ltd. (The)	2,900	82,533
Okabe Co. Ltd.	5,400	41,827
Okinawa Electric Power Co. Inc. (The)	8,187	127,961
Osaka Soda Co. Ltd.	2,900	71,074
Osaki Electric Co. Ltd.	8,200	49,695
OSJB Holdings Corp.(a)	18,900	42,996
Oyo Corp.	5,500	56,026
Pack Corp. (The)	2,900	88,142
Paramount Bed Holdings Co. Ltd.	2,700	103,822
Press Kogyo Co. Ltd.	16,200	74,006
Proto Corp.	6,000	62,943
Raito Kogyo Co. Ltd.	8,100	107,652
Raiznext Corp.	5,900	63,252
Retail Partners Co. Ltd.	2,800	31,488
Riken Keiki Co. Ltd.	2,800	49,901
Riso Kagaku Corp.	2,700	42,946
Riso Kyoiku Co. Ltd.	16,200	76,095
Ryobi Ltd.	3,000	55,980
Sac’s Bar Holdings Inc.	2,700	23,475
Sakai Chemical Industry Co. Ltd.	2,900	67,255
Sakai Moving Service Co. Ltd.	2,800	167,626
San-Ai Oil Co. Ltd.	8,100	78,408
Sanyo Chemical Industries Ltd.	2,700	129,063
Sawai Pharmaceutical Co. Ltd.	5,400	300,401
SBS Holdings Inc.	2,700	40,062
Seikagaku Corp.	5,600	61,893
Sekisui Jushi Corp.	2,700	51,799
Sekisui Plastics Co. Ltd.	2,800	19,703
Shin-Etsu Polymer Co. Ltd.	8,700	61,699
Shinko Electric Industries Co. Ltd.	11,100	90,681
Shinmaywa Industries Ltd.	8,100	102,057
Shinnihon Corp.	5,500	43,514
Shizuoka Gas Co. Ltd.	10,800	84,152
Showa Corp.	8,300	112,603
Showa Sangyo Co. Ltd.	5,400	152,687
Sinfonia Technology Co. Ltd.	2,700	31,358
Sinko Industries Ltd.	2,800	40,282
Sintokogio Ltd.	10,800	91,712
SKY Perfect JSAT Holdings Inc.	24,300	96,461
Sodick Co. Ltd.	8,600	77,861
Solasto Corp.	8,400	92,762
St. Marc Holdings Co. Ltd.	2,800	59,752
Star Micronics Co. Ltd.	5,400	71,519
Sumitomo Densetsu Co. Ltd.	2,900	51,843
Sumitomo Mitsui Construction Co. Ltd.	27,040	144,695
Sumitomo Seika Chemicals Co. Ltd.	100	3,150
Sun Frontier Fudousan Co. Ltd.	3,000	30,808
Tachi-S Co. Ltd.	3,100	39,972
Taiho Kogyo Co. Ltd.	2,900	20,780

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor Intl Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Takasago International Corp.	2,700	$74,603
Tamron Co. Ltd.	2,800	63,156
Tamura Corp.	11,100	63,385
Tatsuta Electric Wire and Cable Co. Ltd.	8,500	37,813
Tayca Corp.	2,800	59,314
Teikoku Sen-I Co. Ltd.	2,900	53,312
TKC Corp.	2,700	112,899
Tocalo Co. Ltd.	10,800	81,566
Toho Holdings Co. Ltd.	8,100	181,210
Tokai Corp./Gifu	3,000	59,378
Tokai Rika Co. Ltd.	8,100	133,614
Topre Corp.	5,800	87,661
Topy Industries Ltd.	2,900	62,340
Torii Pharmaceutical Co. Ltd.	2,700	65,079
Tosei Corp.	5,600	59,365
Toshiba TEC Corp.	5,600	167,110
Towa Pharmaceutical Co. Ltd.	5,400	136,473
Toyo Construction Co. Ltd.	16,200	64,308
TPR Co. Ltd.	2,900	50,668
Tsubakimoto Chain Co.	2,700	89,150
Tsurumi Manufacturing Co. Ltd.	2,900	49,119
Unipres Corp.	5,800	95,140
United Arrows Ltd.	2,700	77,711
Valqua Ltd.	2,800	56,271
Vital KSK Holdings Inc.	8,700	84,857
Wakita & Co. Ltd.	8,100	81,839
Warabeya Nichiyo Holdings Co. Ltd.	2,900	45,941
Yahagi Construction Co. Ltd.	5,800	37,607
YAMABIKO Corp.	5,600	47,864
Yamazen Corp.	10,800	103,549
Yellow Hat Ltd.	5,800	74,627
Yorozu Corp.	2,900	38,328
Yuasa Trading Co. Ltd.	2,900	82,399
Yurtec Corp.	5,500	36,827
ZERIA Pharmaceutical Co. Ltd.	2,700	49,312

		17,566,984

Netherlands — 4.0%
Arcadis NV(a)	10,908	224,074
ASM International NV	7,132	587,775
ASR Nederland NV	20,666	783,014
BinckBank NV(b)	8,544	60,312
Euronext NV(d)	8,535	662,825
ForFarmers NV	4,918	39,042
Kendrion NV	2,458	47,729
Koninklijke Volkerwessels NV	5,265	105,634
NSI NV	2,738	117,367
Signify NV(d)	16,041	438,464
Vastned Retail NV	1,758	51,772

		3,118,008

New Zealand — 0.4%
Air New Zealand Ltd.	86,591	155,162
Argosy Property Ltd.	133,488	125,105
Tourism Holdings Ltd.	15,208	41,153

		321,420

Norway — 1.3%
BW Offshore Ltd.(b)	14,338	81,793
DNO ASA	99,854	169,411
Elkem ASA(d)	40,203	110,964
Kongsberg Automotive ASA(b)	64,839	48,210

Security	Shares	Value

Norway (continued)
Kvaerner ASA	21,284	$30,221
Selvaag Bolig ASA	6,486	34,341
SpareBank 1 Nord Norge	14,931	110,677
Stolt-Nielsen Ltd.	2,295	26,707
TGS NOPEC Geophysical Co. ASA	15,792	386,783

		999,107

Singapore — 0.9%
Accordia Golf Trust	186,300	72,149
Bumitama Agri Ltd.	56,700	24,030
First REIT	62,100	50,368
Frasers Centrepoint Trust	97,200	185,373
Japfa Ltd.	51,300	19,117
Kenon Holdings Ltd./Singapore	3,132	66,278
Sabana Shari’ah Compliant Industrial REIT	102,600	34,111
Starhill Global REIT	232,200	134,887
Wing Tai Holdings Ltd.(a)	51,300	79,093

		665,406

Spain — 1.3%
Acciona SA	3,402	364,764
eDreams ODIGEO SA(b)	9,241	42,339
Ence Energia y Celulosa SA	20,395	74,709
Ercros SA	15,154	29,611
Faes Farma SA	44,429	221,366
Grupo Empresarial San Jose SA(b)	3,564	32,578
Mediaset Espana Comunicacion SA	24,894	147,510
Miquel y Costas & Miquel SA	2,808	48,772
Talgo SA(b)(d)	13,319	72,219

		1,033,868

Sweden — 2.9%
AcadeMedia AB(b)(d)	10,206	53,620
Arjo AB, Class B	34,074	138,595
Bilia AB, Class A	12,173	108,620
BioGaia AB, Class B	2,570	107,696
Biotage AB	8,346	91,176
Bure Equity AB	7,398	139,120
Cellavision AB	2,781	113,639
Dios Fastigheter AB	13,338	115,400
Granges AB	11,372	114,394
Hemfosa Fastigheter AB	25,650	233,154
Humana AB	3,834	21,861
Investment AB Oresund	4,617	59,197
Kambi Group PLC(b)	3,456	44,672
Klovern AB, Class B	68,607	114,069
Lindab International AB	10,584	121,803
NetEnt AB	28,391	85,086
New Wave Group AB, Class B	6,750	45,454
Nyfosa AB(b)	26,001	161,674
Paradox Interactive AB	3,377	54,176
SAS AB(b)	29,300	40,591
Scandi Standard AB	6,372	40,983
Vitrolife AB	10,160	196,990
Xvivo Perfusion AB(b)	3,078	54,802

		2,256,772

Switzerland — 5.5%
ALSO Holding AG, Registered	900	138,909
APG SGA SA	217	58,524
Ascom Holding AG, Registered	5,626	73,877
Bachem Holding AG, Class B, Registered	784	104,850
BKW AG	2,654	172,644

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor Intl Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Burkhalter Holding AG	648	$48,109
Coltene Holding AG, Registered	459	38,992
EDAG Engineering Group AG	540	6,554
Feintool International Holding AG, Registered	253	15,972
Galenica AG(d)	7,349	380,812
Gurit Holding AG, Bearer	54	59,455
Huber & Suhner AG, Registered	2,322	186,229
Inficon Holding AG, Registered	270	169,773
Interroll Holding AG, Registered	81	165,273
Intershop Holding AG	165	83,500
Kardex AG, Registered	1,001	144,993
Landis+Gyr Group AG(a)	3,240	264,109
LEM Holding SA, Registered	84	116,582
Logitech International SA, Registered	23,986	998,690
Orior AG	895	73,046
Rieter Holding AG, Registered	469	61,823
Sensirion Holding AG(a)(b)(d)	1,242	45,038
Siegfried Holding AG, Registered	601	225,223
Tamedia AG, Registered	405	44,755
Tecan Group AG, Registered	1,820	465,111
Vetropack Holding AG, Bearer	27	55,636
Zehnder Group AG, Registered	1,379	52,513

		4,250,992

United Kingdom — 20.1%
888 Holdings PLC	54,549	101,792
AB Dynamics PLC	1,998	62,629
Abcam PLC	28,686	459,430
Acacia Mining PLC(b)	24,848	68,578
Advanced Medical Solutions Group PLC	30,381	108,624
AG Barr PLC	15,714	131,993
Aggreko PLC	39,447	402,636
Alliance Pharma PLC	54,649	47,376
Anglo Pacific Group PLC	24,786	61,912
Ashmore Group PLC	33,696	221,355
Biffa PLC(d)	37,969	102,048
Bodycote PLC	29,754	268,324
Bovis Homes Group PLC	21,258	274,089
Brewin Dolphin Holdings PLC	43,092	168,001
Centamin PLC	173,278	275,609
Central Asia Metals PLC	24,925	62,412
CMC Markets PLC(d)	19,658	23,589
Daily Mail & General Trust PLC, Class A, NVS	23,247	225,441
De La Rue PLC	15,444	44,156
DFS Furniture PLC	30,402	88,225
Dialog Semiconductor PLC(b)	11,691	536,681
Diploma PLC	17,215	319,767
Drax Group PLC	57,645	213,444
Dunelm Group PLC	15,309	173,299
EI Group PLC(b)	73,312	252,245
EMIS Group PLC	8,057	120,950
EnQuest PLC(b)	211,745	60,410
Entertainment One Ltd.	56,889	307,191
Equiniti Group PLC(d)	56,385	145,261
Euromoney Institutional Investor PLC	16,524	279,213
Ferrexpo PLC	45,012	142,031
Forterra PLC(d)	32,652	111,746
Frontier Developments PLC(a)(b)	3,270	39,239
Future PLC	12,717	175,956
Galliford Try PLC	17,145	124,280
Games Workshop Group PLC	4,789	265,986

Security	Shares	Value

United Kingdom (continued)
Go-Ahead Group PLC (The)	6,537	$170,810
Greggs PLC	15,564	426,122
Gulf Keystone Petroleum Ltd.	35,646	102,570
Halfords Group PLC	33,510	78,780
Hansteen Holdings PLC	64,913	69,627
Hotel Chocolat Group Ltd.(a)	6,460	29,425
Howden Joinery Group PLC	90,801	617,056
Ibstock PLC(d)	63,589	179,705
IG Design Group PLC (a)	6,426	46,580
IG Group Holdings PLC	56,781	397,547
International Personal Finance PLC	35,560	44,151
iomart Group PLC	12,422	51,714
John Laing Group PLC(d)	76,431	361,055
Jupiter Fund Management PLC	68,557	313,785
Kainos Group PLC	10,675	73,459
Keller Group PLC	11,342	91,381
LondonMetric Property PLC	108,721	270,241
Lookers PLC	48,771	24,872
Marshalls PLC	31,786	247,534
Mitchells & Butlers PLC(b)	27,027	100,603
Moneysupermarket.com Group PLC	83,544	377,368
Morgan Sindall Group PLC	5,832	80,265
Northgate PLC	20,851	83,997
Numis Corp. PLC	11,533	33,962
Pagegroup PLC	50,933	279,894
Patisserie Holdings PLC(b)(c)	3,062	—
Pendragon PLC	204,019	32,226
Pets at Home Group PLC	77,301	196,875
Photo-Me International PLC	40,155	49,168
Picton Property Income Ltd. (The)	76,221	86,049
Plus500 Ltd.	16,184	118,780
Premier Foods PLC(b)	110,573	45,762
Premier Oil PLC(a)(b)	120,852	124,360
QinetiQ Group PLC	87,753	310,743
RDI REIT PLC	36,126	46,446
Redde PLC	46,468	65,091
Redrow PLC	33,250	228,400
RPS Group PLC	35,733	54,867
Sabre Insurance Group PLC(d)	35,375	114,568
SafeCharge International Group Ltd.(a)	6,939	38,319
Safestore Holdings PLC	31,402	240,314
Saga PLC	175,284	95,552
Savills PLC	22,820	265,868
Schroder REIT Ltd.	74,844	51,045
SIG PLC	79,191	127,703
Softcat PLC	18,335	214,176
Spire Healthcare Group PLC(d)	34,128	47,388
Stagecoach Group PLC	66,555	105,941
Standard Life Investment Property Income Trust Ltd.	59,785	64,200
Stock Spirits Group PLC	28,200	79,073
Superdry PLC	8,029	42,588
Tate & Lyle PLC	70,713	654,060
Telecom Plus PLC	9,695	158,122
UK Commercial Property REIT Ltd.	110,862	112,804
Vesuvius PLC	6,162	37,838
Victrex PLC	13,122	327,772
Watkin Jones PLC	23,529	61,510

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor Intl Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
WH Smith PLC	16,879	$437,738

		15,653,767

Total Common Stocks — 99.6% (Cost: $76,796,369)		77,666,239

Preferred Stocks

Germany — 0.1%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	1,164	63,504
STO SE & Co. KGaA, Preference Shares, NVS	469	48,406

		111,910

Total Preferred Stocks — 0.1% (Cost: $137,393)		111,910

Short-Term Investments

Money Market Funds — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(e)(f)(g)	1,505,246	1,505,999
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(e)(f)	25,000	25,000

		1,530,999

Total Short-Term Investments — 2.0% (Cost: $1,530,608)		1,530,999

Total Investments in Securities — 101.7% (Cost: $78,464,370)		79,309,148

Other Assets, Less Liabilities — (1.7)%		(1,344,890)

Net Assets — 100.0%		$77,964,258

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	965,460	539,786	1,505,246	$1,505,999	$42,225	(b)	$61		$251
BlackRock Cash Funds: Treasury, SL Agency Shares	8,025	16,975	25,000	25,000	1,215		—		—

				$1,530,999	$43,440		$61		$251

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor Intl Small-Cap ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total
Investments
Assets
Common Stocks	$77,666,239	$—	$0	(a)	$77,666,239
Preferred Stocks	111,910	—	—		111,910
Money Market Funds	1,530,999	—	—		1,530,999

	$79,309,148	$—	$0	(a)	$79,309,148

(a)	Rounds to less than $1.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	33

Schedule of Investments July 31, 2019	iShares® Edge MSCI Multifactor USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.8%
Huntington Ingalls Industries Inc.	16,473	$3,760,786
Textron Inc.	93,266	4,598,014

		8,358,800

Air Freight & Logistics — 0.5%
Expeditors International of Washington Inc.	68,217	5,208,368

Airlines — 0.9%
Delta Air Lines Inc.	67,478	4,118,857
Southwest Airlines Co.	54,761	2,821,835
United Airlines Holdings Inc.(a)	26,563	2,441,405

		9,382,097

Auto Components — 0.8%
Autoliv Inc.	32,834	2,368,973
BorgWarner Inc.	82,362	3,113,284
Lear Corp.	23,549	2,985,542

		8,467,799

Banks — 0.2%
CIT Group Inc.	40,107	2,027,409

Biotechnology — 1.8%
Biogen Inc.(a)	78,160	18,588,011

Building Products — 0.6%
Lennox International Inc.	14,263	3,658,174
Owens Corning	43,579	2,527,582

		6,185,756

Capital Markets — 2.4%
Eaton Vance Corp., NVS	45,664	2,032,048
Franklin Resources Inc.	121,520	3,965,198
MarketAxess Holdings Inc.	15,187	5,118,626
SEI Investments Co.	51,809	3,087,298
T Rowe Price Group Inc.	93,876	10,644,600

		24,847,770

Chemicals — 2.2%
Celanese Corp.	50,899	5,709,341
Eastman Chemical Co.	55,561	4,186,521
LyondellBasell Industries NV, Class A	117,980	9,873,746
Mosaic Co. (The)	145,215	3,657,966

		23,427,574

Commercial Services & Supplies — 0.2%
Rollins Inc.	58,416	1,958,688

Communications Equipment — 1.7%
F5 Networks Inc.(a)	23,572	3,458,484
Juniper Networks Inc.	137,967	3,727,868
Motorola Solutions Inc.	65,112	10,805,988

		17,992,340

Construction & Engineering — 0.6%
Fluor Corp.	55,340	1,799,103
Jacobs Engineering Group Inc.	54,344	4,483,924

		6,283,027

Consumer Finance — 0.5%
Ally Financial Inc.	159,995	5,265,435

Containers & Packaging — 0.7%
Avery Dennison Corp.	33,392	3,835,739
Packaging Corp. of America	37,480	3,784,356

		7,620,095

Security	Shares	Value

Diversified Consumer Services — 0.2%
H&R Block Inc.	81,492	$2,256,514

Diversified Financial Services — 0.5%
AXA Equitable Holdings Inc.	107,411	2,414,599
Voya Financial Inc.	57,994	3,257,523

		5,672,122

Diversified Telecommunication Services — 3.3%
AT&T Inc.	796,158	27,109,180
Verizon Communications Inc.	134,251	7,420,053

		34,529,233

Electric Utilities — 3.2%
Exelon Corp.	385,317	17,362,384
OGE Energy Corp.	79,206	3,401,898
Pinnacle West Capital Corp.	44,586	4,067,135
PPL Corp.	286,455	8,487,661

		33,319,078

Electrical Equipment — 1.3%
Eaton Corp. PLC	168,312	13,833,563

Electronic Equipment, Instruments & Components — 4.0%
Arrow Electronics Inc.(a)	33,662	2,444,198
CDW Corp./DE	58,433	6,904,443
Flex Ltd.(a)	206,747	2,305,229
FLIR Systems Inc.	53,723	2,667,884
Keysight Technologies Inc.(a)	74,599	6,678,102
TE Connectivity Ltd.	134,640	12,440,736
Trimble Inc.(a)	99,966	4,224,563
Zebra Technologies Corp., Class A(a)	21,441	4,521,693

		42,186,848

Entertainment — 0.4%
Viacom Inc., Class B, NVS	140,565	4,266,148

Equity Real Estate Investment Trusts (REITs) — 6.5%
AvalonBay Communities Inc.	55,035	11,490,758
Camden Property Trust	38,411	3,983,605
Duke Realty Corp.	142,770	4,758,524
HCP Inc.	189,837	6,061,495
Host Hotels & Resorts Inc.	294,218	5,116,451
Kimco Realty Corp.	167,062	3,209,261
Liberty Property Trust	58,842	3,077,437
National Retail Properties Inc.	64,089	3,348,009
Public Storage	62,401	15,148,467
SL Green Realty Corp.	33,165	2,689,018
VEREIT Inc.	384,761	3,509,020
WP Carey Inc.	65,989	5,710,688

		68,102,733

Food & Staples Retailing — 1.2%
Kroger Co. (The)	316,974	6,707,170
Walmart Inc.	54,318	5,995,621

		12,702,791

Food Products — 0.7%
Archer-Daniels-Midland Co.	9,625	395,395
Ingredion Inc.	26,446	2,044,011
JM Smucker Co. (The)	45,199	5,025,677

		7,465,083

Gas Utilities — 0.8%
Atmos Energy Corp.	46,447	5,064,581
UGI Corp.	69,130	3,531,852

		8,596,433

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies — 1.7%
Cooper Companies Inc. (The)	19,604	$6,614,390
ResMed Inc.	56,939	7,328,049
Varian Medical Systems Inc.(a)	36,088	4,235,648

		18,178,087

Health Care Providers & Services — 5.9%
Anthem Inc.	86,391	25,451,652
HCA Healthcare Inc.	108,831	14,530,027
Humana Inc.	21,098	6,260,831
Quest Diagnostics Inc.	53,347	5,445,662
Universal Health Services Inc., Class B	33,188	5,006,742
WellCare Health Plans Inc.(a)	17,488	5,023,428

		61,718,342

Health Care Technology — 0.9%
Cerner Corp.	128,881	9,234,324

Hotels, Restaurants & Leisure — 1.5%
Carnival Corp.	153,100	7,230,913
Chipotle Mexican Grill Inc.(a)	10,441	8,306,129

		15,537,042

Household Durables — 0.4%
Garmin Ltd.	52,713	4,142,715

Independent Power and Renewable Electricity Producers — 0.8%
AES Corp./VA	263,270	4,420,303
NRG Energy Inc.	111,693	3,813,199

		8,233,502

Insurance — 5.6%
Aflac Inc.	298,135	15,693,826
Athene Holding Ltd., Class A(a)	48,397	1,977,501
Erie Indemnity Co., Class A, NVS	10,072	2,243,740
Fidelity National Financial Inc.	109,428	4,692,273
Hartford Financial Services Group Inc. (The)	142,831	8,231,351
Lincoln National Corp.	81,174	5,303,909
Loews Corp.	111,322	5,960,180
Reinsurance Group of America Inc.	25,139	3,919,673
Torchmark Corp.	42,026	3,837,814
Unum Group	85,113	2,719,360
WR Berkley Corp.	58,572	4,064,311

		58,643,938

Interactive Media & Services — 0.9%
IAC/InterActiveCorp.(a)(b)	30,883	7,382,581
TripAdvisor Inc.(a)	42,372	1,870,724

		9,253,305

Internet & Direct Marketing Retail — 1.1%
Amazon.com Inc.(a)	6,054	11,301,486

IT Services — 3.1%
Accenture PLC, Class A	5,279	1,016,630
Akamai Technologies Inc.(a)	64,766	5,707,828
DXC Technology Co.	106,595	5,944,803
EPAM Systems Inc.(a)	21,528	4,171,911
Jack Henry & Associates Inc.	30,675	4,285,297
Mastercard Inc., Class A	41,834	11,390,143

		32,516,612

Life Sciences Tools & Services — 1.4%
Agilent Technologies Inc.	126,201	8,759,612
Waters Corp.(a)	28,415	5,983,062

		14,742,674

Security	Shares	Value

Machinery — 1.7%
Cummins Inc.	59,391	$9,740,124
IDEX Corp.	30,118	5,066,450
Snap-on Inc.	22,117	3,375,275

		18,181,849

Media — 0.9%
Discovery Inc., Class A(a)	62,263	1,887,191
Discovery Inc., Class C, NVS(a)	143,107	4,041,342
Interpublic Group of Companies Inc. (The)	152,622	3,498,096

		9,426,629

Metals & Mining — 0.9%
Nucor Corp.	121,423	6,602,983
Steel Dynamics Inc.	89,083	2,807,005

		9,409,988

Multi-Utilities — 2.8%
Ameren Corp.	97,204	7,357,371
Consolidated Edison Inc.	127,577	10,838,942
Public Service Enterprise Group Inc.	200,834	11,477,663

		29,673,976

Multiline Retail — 2.5%
Kohl’s Corp.	65,479	3,526,699
Macy’s Inc.	121,925	2,771,355
Nordstrom Inc.	46,596	1,542,793
Target Corp.	207,344	17,914,522

		25,755,369

Oil, Gas & Consumable Fuels — 5.9%
Chevron Corp.	170,470	20,986,562
Cimarex Energy Co.	40,160	2,034,907
Continental Resources Inc./OK(a)	37,277	1,385,586
Devon Energy Corp.	73,947	1,996,569
HollyFrontier Corp.	64,319	3,201,157
Phillips 66	181,187	18,582,539
Valero Energy Corp.	165,934	14,145,873

		62,333,193

Pharmaceuticals — 0.3%
Jazz Pharmaceuticals PLC(a)(b)	22,670	3,159,745

Professional Services — 0.5%
ManpowerGroup Inc.	23,935	2,186,462
Robert Half International Inc.	47,225	2,852,863

		5,039,325

Real Estate Management & Development — 0.9%
CBRE Group Inc., Class A(a)	128,673	6,820,956
Jones Lang LaSalle Inc.	18,137	2,642,379

		9,463,335

Road & Rail — 3.0%
AMERCO	3,507	1,357,209
Kansas City Southern	40,119	4,964,325
Norfolk Southern Corp.	106,270	20,310,322
Old Dominion Freight Line Inc.	25,752	4,300,069

		30,931,925

Semiconductors & Semiconductor Equipment — 6.4%
Intel Corp.	620,096	31,345,853
Micron Technology Inc.(a)	445,435	19,995,577
Skyworks Solutions Inc.	69,162	5,898,136
Xilinx Inc.	90,720	10,361,131

		67,600,697

Software — 6.3%
ANSYS Inc.(a)	33,201	6,743,787

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Cadence Design Systems Inc.(a)	111,407	$8,234,091
Intuit Inc.	91,480	25,368,319
Microsoft Corp.	133,724	18,222,570
Synopsys Inc.(a)	59,472	7,895,503

		66,464,270

Specialty Retail — 2.4%
AutoZone Inc.(a)	9,917	11,137,188
Best Buy Co. Inc.	96,232	7,364,635
Gap Inc. (The)	91,040	1,775,280
Tractor Supply Co.	48,189	5,243,445

		25,520,548

Technology Hardware, Storage & Peripherals — 3.7%
Apple Inc.	81,624	17,389,177
Hewlett Packard Enterprise Co.	547,119	7,862,100
NetApp Inc.	98,133	5,739,799
Seagate Technology PLC	100,770	4,666,659
Xerox Corp.	81,972	2,631,301

		38,289,036

Textiles, Apparel & Luxury Goods — 1.2%
Capri Holdings Ltd.(a)	59,749	2,126,467
Lululemon Athletica Inc.(a)	44,718	8,545,163
Ralph Lauren Corp.	20,983	2,187,058

		12,858,688

Trading Companies & Distributors — 1.2%
HD Supply Holdings Inc.(a)	70,806	2,868,351
United Rentals Inc.(a)	31,568	3,994,930
WW Grainger Inc.	18,867	5,490,863

		12,354,144

Total Common Stocks — 99.9% (Cost: $999,386,336)		1,048,508,459

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(c)(d)(e)	2,241,330	$2,242,451
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(c)(d)	1,949,000	1,949,000

		4,191,451

Total Short-Term Investments — 0.4% (Cost: $4,191,065)		4,191,451

Total Investments in Securities — 100.3% (Cost: $1,003,577,401)		1,052,699,910

Other Assets, Less Liabilities — (0.3)%		(3,515,511)

Net Assets — 100.0%		$1,049,184,399

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	4,886	2,236,444	2,241,330	$2,242,451	$42,298	(b)	$(1,737)	$385
BlackRock Cash Funds: Treasury, SL Agency Shares	1,323,484	625,516	1,949,000	1,949,000	36,061		—	—

				$4,191,451	$78,359		$(1,737)	$385

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor USA ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,048,508,459	$—	$—	$1,048,508,459
Money Market Funds	4,191,451	—	—	4,191,451

	$1,052,699,910	$—	$—	$1,052,699,910

See notes to financial statements.

SCHEDULE OF INVESTMENTS	37

Schedule of Investments July 31, 2019	iShares® Edge MSCI Multifactor USA Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.1%
Spirit AeroSystems Holdings Inc., Class A	375	$28,815

Air Freight & Logistics — 1.3%
Expeditors International of Washington Inc.	475	36,266

Auto Components — 1.0%
Lear Corp.	213	27,004

Building Products — 2.0%
Lennox International Inc.	121	31,034
Owens Corning	387	22,446

		53,480

Capital Markets — 3.1%
Eaton Vance Corp., NVS	414	18,423
MarketAxess Holdings Inc.	117	39,434
SEI Investments Co.	465	27,709

		85,566

Chemicals — 3.6%
Celanese Corp.	349	39,148
Eastman Chemical Co.	449	33,832
Mosaic Co. (The)	1,032	25,996

		98,976

Communications Equipment — 2.3%
F5 Networks Inc.(a)	210	30,811
Juniper Networks Inc.	1,228	33,181

		63,992

Construction & Engineering — 1.7%
Fluor Corp.	275	8,940
Jacobs Engineering Group Inc.	438	36,140

		45,080

Consumer Finance — 1.4%
Ally Financial Inc.	1,169	38,472

Diversified Consumer Services — 0.7%
H&R Block Inc.	725	20,075

Diversified Financial Services — 1.8%
AXA Equitable Holdings Inc.	953	21,423
Voya Financial Inc.	515	28,928

		50,351

Electric Utilities — 2.3%
OGE Energy Corp.	705	30,280
Pinnacle West Capital Corp.	354	32,292

		62,572

Electrical Equipment — 0.7%
Acuity Brands Inc.	143	19,193

Electronic Equipment, Instruments & Components — 4.4%
Arrow Electronics Inc.(a)	300	21,783
Flex Ltd.(a)	1,861	20,750
Keysight Technologies Inc.(a)	441	39,478
Zebra Technologies Corp., Class A(a)	176	37,117

		119,128

Entertainment — 1.3%
Viacom Inc., Class B, NVS	1,144	34,720

Equity Real Estate Investment Trusts (REITs) — 6.9%
HCP Inc.	1,171	37,390
Host Hotels & Resorts Inc.	1,898	33,006

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Kimco Realty Corp.	1,500	$28,815
Liberty Property Trust	522	27,300
National Retail Properties Inc.	570	29,777
VEREIT Inc.	3,415	31,145

		187,433

Food Products — 1.9%
Ingredion Inc.	241	18,627
JM Smucker Co. (The)	289	32,134

		50,761

Gas Utilities — 1.1%
UGI Corp.	594	30,348

Health Care Equipment & Supplies — 4.3%
Cooper Companies Inc. (The)	125	42,175
ResMed Inc.	333	42,857
Varian Medical Systems Inc.(a)	265	31,103

		116,135

Health Care Providers & Services — 4.1%
Henry Schein Inc.(a)	499	33,203
Quest Diagnostics Inc.	367	37,463
Universal Health Services Inc., Class B	275	41,487

		112,153

Hotels, Restaurants & Leisure — 1.6%
Chipotle Mexican Grill Inc.(a)	56	44,550

Household Products — 1.5%
Church & Dwight Co. Inc.	528	39,832

Independent Power and Renewable Electricity Producers — 2.4%
AES Corp./VA	2,076	34,856
NRG Energy Inc.	933	31,853

		66,709

Insurance — 3.2%
Erie Indemnity Co., Class A, NVS	89	19,827
Fidelity National Financial Inc.	862	36,963
Torchmark Corp.	53	4,840
Unum Group	771	24,633

		86,263

Interactive Media & Services — 2.1%
IAC/InterActiveCorp.(a)	165	39,443
TripAdvisor Inc.(a)	381	16,821

		56,264

IT Services — 4.1%
Akamai Technologies Inc.(a)	452	39,835
EPAM Systems Inc.(a)	191	37,014
Jack Henry & Associates Inc.	248	34,645

		111,494

Life Sciences Tools & Services — 1.4%
Waters Corp.(a)	175	36,848

Machinery — 1.1%
Snap-on Inc.	197	30,064

Media — 3.1%
Discovery Inc., Class A(a)	560	16,974
Discovery Inc., Class C, NVS(a)	1,256	35,469
Interpublic Group of Companies Inc. (The)	1,367	31,332

		83,775

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor USA Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Metals & Mining — 0.9%
Steel Dynamics Inc.	805	$25,366

Multi-Utilities — 1.5%
Ameren Corp.	527	39,889

Multiline Retail — 2.1%
Kohl’s Corp.	538	28,977
Macy’s Inc.	1,105	25,116
Nordstrom Inc.	118	3,907

		58,000

Oil, Gas & Consumable Fuels — 1.1%
HollyFrontier Corp.	579	28,817

Pharmaceuticals — 1.0%
Jazz Pharmaceuticals PLC(a)	201	28,015

Professional Services — 1.7%
ManpowerGroup Inc.	218	19,914
Robert Half International Inc.	426	25,735

		45,649

Real Estate Management & Development — 2.4%
CBRE Group Inc., Class A(a)	780	41,348
Jones Lang LaSalle Inc.	161	23,456

		64,804

Road & Rail — 1.4%
Old Dominion Freight Line Inc.	226	37,738

Semiconductors & Semiconductor Equipment — 2.6%
ON Semiconductor Corp.(a)	1,446	31,103
Skyworks Solutions Inc.	478	40,764

		71,867

Software — 3.2%
Cadence Design Systems Inc.(a)	574	42,424
Fortinet Inc.(a)	44	3,534
Synopsys Inc.(a)	319	42,350

		88,308

Specialty Retail — 6.0%
Advance Auto Parts Inc.	175	26,362
Best Buy Co. Inc.	560	42,857

Security	Shares	Value
Specialty Retail (continued)
Gap Inc. (The)	830	$16,185
Tractor Supply Co.	350	38,084
Ulta Salon Cosmetics & Fragrance Inc.(a)	118	41,211

		164,699

Technology Hardware, Storage & Peripherals — 3.4%
NetApp Inc.	558	32,637
Seagate Technology PLC	764	35,381
Xerox Corp.	730	23,433

		91,451

Textiles, Apparel & Luxury Goods — 3.1%
Capri Holdings Ltd.(a)	544	19,361
Lululemon Athletica Inc.(a)	230	43,950
Ralph Lauren Corp.	190	19,804

		83,115

Trading Companies & Distributors — 2.0%
HD Supply Holdings Inc.(a)	496	20,093
United Rentals Inc.(a)	264	33,409

		53,502

Total Common Stocks — 99.9% (Cost: $2,560,371)		2,717,539

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(b)(c)	1,000	1,000

Total Short-Term Investments — 0.0% (Cost: $1,000)		1,000

Total Investments in Securities — 99.9% (Cost: $2,561,371)		2,718,539

Other Assets, Less Liabilities — 0.1%		2,172

Net Assets — 100.0%		$2,720,711

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 06/04/19	(a)	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss)	(b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	—		1,000	1,000	$1,000	$6	$—		$—

(a)	The Fund commenced operations on June 04, 2019.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2019 Fair Value Measurements (continued)	iShares® Edge MSCI Multifactor USA Mid-Cap ETF

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,717,539	$—	$—	$2,717,539
Money Market Funds	1,000	—	—	1,000

	$2,718,539	$—	$—	$2,718,539

See notes to financial statements.

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	iShares® Edge MSCI Multifactor USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Aerospace & Defense — 0.1%
National Presto Industries Inc.	1,826	$167,937
Park Aerospace Corp.	6,846	124,529

		292,466

Air Freight & Logistics — 0.5%
Atlas Air Worldwide Holdings Inc.(a)	2,406	109,834
Forward Air Corp.	10,760	677,880
Hub Group Inc., Class A(a)	12,630	572,770

		1,360,484

Airlines — 0.2%
Hawaiian Holdings Inc.	4,524	117,579
SkyWest Inc.	4,825	292,926

		410,505

Auto Components — 0.5%
Garrett Motion Inc.(a)	27,665	392,013
Standard Motor Products Inc.	7,547	347,238
Stoneridge Inc.(a)(b)	10,110	329,283
Tower International Inc.	7,704	237,283

		1,305,817

Banks — 1.8%
Arrow Financial Corp.	4,868	161,910
Camden National Corp.	5,827	260,525
Central Pacific Financial Corp.	8,547	251,880
Community Trust Bancorp. Inc.	5,977	252,767
Financial Institutions Inc.	5,111	157,368
First BanCorp./Puerto Rico	81,191	873,615
First Community Bankshares Inc.	5,384	178,049
First Financial Corp./IN	3,671	159,358
Great Southern Bancorp. Inc.	4,092	245,356
Hanmi Financial Corp.	10,084	216,705
HomeTrust Bancshares Inc.	6,576	171,831
Independent Bank Corp./MI	7,932	172,442
Nicolet Bankshares Inc.(a)	3,194	209,878
OFG Bancorp	19,171	433,840
Peoples Bancorp. Inc./OH	6,240	202,238
Popular Inc.	7,766	447,011
Republic Bancorp. Inc./KY, Class A	3,839	183,389

		4,578,162

Beverages — 0.5%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	3,092	1,213,054

Biotechnology — 2.3%
Anika Therapeutics Inc.(a)(b)	5,312	292,638
Arrowhead Pharmaceuticals Inc.(a)	31,689	920,882
BioSpecifics Technologies Corp.(a)	2,040	118,524
CareDx Inc.(a)	13,923	456,257
Eagle Pharmaceuticals Inc./DE(a)(b)	4,163	228,382
Enanta Pharmaceuticals Inc.(a)	5,450	408,859
Genomic Health Inc.(a)	9,655	704,525
Krystal Biotech Inc.(a)	2,969	142,542
Myriad Genetics Inc.(a)	27,386	798,028
PDL BioPharma Inc.(a)	54,559	157,130
United Therapeutics Corp.(a)	16,341	1,294,861
Veracyte Inc.(a)	12,292	348,724

		5,871,352

Building Products — 0.5%
Apogee Enterprises Inc.	9,649	391,363
Armstrong Flooring Inc.(a)	7,887	65,935

Security	Shares	Value
Building Products (continued)
Continental Building Products Inc.(a)	13,303	$326,988
CSW Industrials Inc.	5,633	397,746
Insteel Industries Inc.	6,825	133,156

		1,315,188

Capital Markets — 3.5%
Artisan Partners Asset Management Inc., Class A	19,196	568,010
BrightSphere Investment Group PLC(a)	29,235	312,814
Cohen & Steers Inc.	8,739	457,661
Cowen Inc.(a)	10,150	178,234
Diamond Hill Investment Group Inc.	1,243	175,201
Donnelley Financial Solutions Inc.(a)	12,114	165,114
Evercore Inc., Class A	15,322	1,323,361
Federated Investors Inc., Class B	35,788	1,243,633
GAMCO Investors Inc., Class A	2,252	45,716
Houlihan Lokey Inc.	8,032	369,472
Janus Henderson Group PLC	56,475	1,133,453
Legg Mason Inc.	31,971	1,204,028
Moelis & Co., Class A	17,027	620,464
Piper Jaffray Companies	5,198	401,805
Pzena Investment Management Inc., Class A	6,349	51,681
Victory Capital Holdings Inc., Class A(a)	4,896	87,492
Waddell & Reed Financial Inc., Class A	28,529	499,257
Westwood Holdings Group Inc.	2,827	88,485

		8,925,881

Chemicals — 1.3%
AdvanSix Inc.(a)	10,849	278,168
Chase Corp.	2,811	291,163
FutureFuel Corp.	9,809	114,275
Innospec Inc.	9,132	852,746
Quaker Chemical Corp.	4,985	934,139
Stepan Co.	7,574	750,962
Tredegar Corp.	9,920	165,367

		3,386,820

Commercial Services & Supplies — 1.9%
ACCO Brands Corp.	38,200	373,597
Brady Corp., Class A, NVS	18,361	949,815
Ennis Inc.	9,764	198,502
Heritage-Crystal Clean Inc.(a)	5,843	163,896
HNI Corp.	16,255	556,571
Kimball International Inc., Class B, NVS	13,625	236,258
Knoll Inc.	18,599	451,026
McGrath RentCorp	9,038	615,578
SP Plus Corp.(a)(b)	8,516	294,057
Steelcase Inc., Class A	32,599	551,249
Viad Corp.	7,550	522,007
VSE Corp.	3,253	97,460

		5,010,016

Communications Equipment — 1.2%
Ciena Corp.(a)	54,719	2,474,393
Harmonic Inc.(a)(b)	32,538	243,059
NETGEAR Inc.(a)(b)	11,775	398,584

		3,116,036

Construction & Engineering — 1.3%
Arcosa Inc.	16,404	615,150
Construction Partners Inc., Class A(a)	4,466	69,804
Great Lakes Dredge & Dock Corp.(a)	21,072	226,102
MYR Group Inc.(a)	6,191	223,619
Quanta Services Inc.	52,846	1,977,497

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Construction & Engineering (continued)
Tutor Perini Corp.(a)	14,981	$195,652

		3,307,824

Construction Materials — 0.0%
U.S. Lime & Minerals Inc.	837	67,697

Consumer Finance — 0.8%
Encore Capital Group Inc.(a)(b)	9,812	353,036
EZCORP Inc., Class A, NVS(a)(b)	19,613	193,188
Navient Corp.	82,246	1,163,781
World Acceptance Corp.(a)	2,697	341,791

		2,051,796

Containers & Packaging — 0.1%
Myers Industries Inc.	11,892	192,294

Distributors — 0.2%
Core-Mark Holding Co. Inc.	17,082	639,379

Diversified Consumer Services — 0.5%
American Public Education Inc.(a)	6,138	202,677
Career Education Corp.(a)	26,078	494,439
K12 Inc.(a)	14,287	426,467
Regis Corp.(a)	10,527	192,644

		1,316,227

Diversified Telecommunication Services — 0.5%
Bandwidth Inc.(a)	5,558	414,071
Iridium Communications Inc.(a)	37,755	960,487

		1,374,558

Electric Utilities — 1.8%
El Paso Electric Co.	15,208	1,007,682
MGE Energy Inc.	12,957	960,762
Otter Tail Corp.	13,364	713,370
Portland General Electric Co.	33,365	1,830,070

		4,511,884

Electrical Equipment — 0.2%
Encore Wire Corp.	7,804	428,596

Electronic Equipment, Instruments & Components — 6.9%
Anixter International Inc.(a)	11,799	759,384
AVX Corp.	18,927	288,258
Badger Meter Inc.	10,881	582,025
Benchmark Electronics Inc.	14,435	390,611
Control4 Corp.(a)	9,403	224,826
CTS Corp.	11,623	366,357
Daktronics Inc.	14,300	90,662
Dolby Laboratories Inc., Class A	24,065	1,638,826
ePlus Inc.(a)	5,087	386,103
Fabrinet(a)	13,772	739,281
Insight Enterprises Inc.(a)	13,269	730,060
KEMET Corp.	20,518	412,822
Kimball Electronics Inc.(a)	9,548	151,813
Knowles Corp.(a)	33,719	686,182
Methode Electronics Inc.	13,824	414,029
MTS Systems Corp.	4,385	252,664
National Instruments Corp.	47,087	1,966,353
Novanta Inc.(a)(b)	12,416	1,044,061
OSI Systems Inc.(a)	6,417	722,298
PC Connection Inc.	4,439	145,200
Plexus Corp.(a)	11,554	689,889
Rogers Corp.(a)	6,891	1,093,326
Sanmina Corp.(a)	25,576	812,038

Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
ScanSource Inc.(a)	9,606	$326,124
Tech Data Corp.(a)(b)	13,948	1,413,490
TTM Technologies Inc.(a)(b)	34,133	357,031
Vishay Intertechnology Inc.	49,418	840,106
Vishay Precision Group Inc.(a)	3,955	161,127

		17,684,946

Energy Equipment & Services — 0.5%
DMC Global Inc.	5,570	290,977
Matrix Service Co.(a)	10,011	183,902
Newpark Resources Inc.(a)	33,740	257,436
ProPetro Holding Corp.(a)	31,822	576,933

		1,309,248

Entertainment — 1.7%
Glu Mobile Inc.(a)(b)	42,831	319,519
IMAX Corp.(a)	20,680	453,926
Marcus Corp. (The)	7,625	266,799
Rosetta Stone Inc.(a)	7,690	176,562
World Wrestling Entertainment Inc., Class A	17,545	1,276,925
Zynga Inc., Class A(a)	311,376	1,986,579

		4,480,310

Equity Real Estate Investment Trusts (REITs) — 7.4%
Braemar Hotels & Resorts Inc.	10,329	94,201
Chatham Lodging Trust	17,401	310,782
Chesapeake Lodging Trust	22,711	623,871
Community Healthcare Trust Inc.	6,681	274,522
CoreCivic Inc.	44,353	752,670
CorEnergy Infrastructure Trust Inc.	4,783	193,568
DiamondRock Hospitality Co.	75,271	757,979
Equity Commonwealth	45,438	1,525,808
Essential Properties Realty Trust Inc.	17,789	375,704
Getty Realty Corp.	12,983	389,230
Industrial Logistics Properties Trust	24,322	520,004
Innovative Industrial Properties Inc.	3,471	366,781
Lexington Realty Trust	79,051	780,233
LTC Properties Inc.	14,822	683,146
Medical Properties Trust Inc.	138,526	2,424,205
NorthStar Realty Europe Corp.	14,895	253,215
One Liberty Properties Inc.	5,435	155,767
Park Hotels & Resorts Inc.	75,328	1,989,413
Piedmont Office Realty Trust Inc., Class A	46,942	976,863
PS Business Parks Inc.	7,670	1,342,250
Retail Value Inc.	5,521	207,810
Sunstone Hotel Investors Inc.	85,307	1,126,906
Universal Health Realty Income Trust	4,881	449,833
Urstadt Biddle Properties Inc., Class A	11,180	241,376
Washington Prime Group Inc.	51,436	186,713
Weingarten Realty Investors	45,566	1,271,747
Xenia Hotels & Resorts Inc.	42,099	902,182

		19,176,779

Food & Staples Retailing — 0.4%
Chefs’ Warehouse Inc. (The)(a)	8,317	303,321
Ingles Markets Inc., Class A	4,758	149,782
SpartanNash Co.	13,437	158,825
United Natural Foods Inc.(a)(b)	19,178	189,095
Village Super Market Inc., Class A	3,199	80,071
Weis Markets Inc.	6,032	219,867

		1,100,961

Food Products — 0.4%
Freshpet Inc.(a)	11,954	539,723

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Food Products (continued)
John B Sanfilippo & Son Inc.	3,120	$271,159
Landec Corp.(a)	9,361	104,563

		915,445

Gas Utilities — 0.8%
Chesapeake Utilities Corp.	6,122	572,162
National Fuel Gas Co.	29,022	1,385,510
Star Group LP	18,454	177,528

		2,135,200

Health Care Equipment & Supplies — 7.7%
AngioDynamics Inc.(a)	13,880	282,874
Atrion Corp.	553	425,534
Avanos Medical Inc.(a)	17,725	721,762
Cardiovascular Systems Inc.(a)	13,015	596,477
CONMED Corp.	10,521	919,009
CryoLife Inc.(a)	11,872	342,151
Glaukos Corp.(a)	12,838	1,048,608
Globus Medical Inc., Class A(a)(b)	28,448	1,296,660
Haemonetics Corp.(a)	19,064	2,327,333
Heska Corp.(a)	2,565	205,559
Integer Holdings Corp.(a)	10,846	949,350
Lantheus Holdings Inc.(a)	14,407	325,886
LeMaitre Vascular Inc.	6,221	205,853
Masimo Corp.(a)	18,883	2,980,682
Meridian Bioscience Inc.	15,880	189,766
Merit Medical Systems Inc.(a)	20,494	808,693
Mesa Laboratories Inc.(b)	1,301	327,436
Novocure Ltd.(a)	24,769	2,061,276
OraSure Technologies Inc.(a)	22,902	191,232
Orthofix Medical Inc.(a)	7,124	380,778
Quidel Corp.(a)	13,269	783,269
STAAR Surgical Co.(a)	12,392	363,210
Surmodics Inc.(a)	5,039	210,126
Tactile Systems Technology Inc.(a)	5,960	344,130
Tandem Diabetes Care Inc.(a)	19,415	1,231,494
Varex Imaging Corp.(a)(b)	14,247	452,912

		19,972,060

Health Care Providers & Services — 5.7%
Addus HomeCare Corp.(a)	4,161	335,335
Amedisys Inc.(a)	11,964	1,649,716
AMN Healthcare Services Inc.(a)	17,516	935,004
BioTelemetry Inc.(a)	12,517	587,673
Chemed Corp.	5,968	2,419,367
CorVel Corp.(a)	3,831	326,401
Cross Country Healthcare Inc.(a)(b)	13,549	128,580
Encompass Health Corp.	32,410	2,069,054
Ensign Group Inc. (The)	18,710	1,127,465
Hanger Inc.(a)	12,523	216,022
LHC Group Inc.(a)	10,787	1,365,418
Magellan Health Inc.(a)	8,451	594,443
National HealthCare Corp.	4,276	374,578
National Research Corp.	4,635	312,492
Providence Service Corp. (The)(a)	4,309	240,184
RadNet Inc.(a)	15,699	231,246
Tenet Healthcare Corp.(a)	32,616	768,759
Tivity Health Inc.(a)	17,668	308,307
Triple-S Management Corp., Class B(a)	8,637	207,116
U.S. Physical Therapy Inc.	4,741	611,968

		14,809,128

Security	Shares	Value
Health Care Technology — 1.4%
Computer Programs & Systems Inc.	5,000	$129,050
HealthStream Inc.(a)	9,667	272,996
HMS Holdings Corp.(a)	31,870	1,112,263
Inspire Medical Systems Inc.(a)	4,380	296,219
NextGen Healthcare Inc.(a)	18,135	296,689
Omnicell Inc.(a)(b)	15,249	1,146,877
Vocera Communications Inc.(a)	10,962	281,395

		3,535,489

Hotels, Restaurants & Leisure — 0.8%
BJ’s Restaurants Inc.	7,878	312,757
Brinker International Inc.	14,016	558,538
Chuy’s Holdings Inc.(a)	6,335	149,823
International Speedway Corp., Class A	8,887	400,626
Monarch Casino & Resort Inc.(a)	4,504	212,003
Ruth’s Hospitality Group Inc.	10,939	243,611
Speedway Motorsports Inc.	4,578	90,644

		1,968,002

Household Durables — 0.6%
Beazer Homes USA Inc.(a)(b)	11,411	133,737
Ethan Allen Interiors Inc.	9,437	194,213
iRobot Corp.(a)(b)	10,389	759,436
La-Z-Boy Inc.	17,439	575,313

		1,662,699

Industrial Conglomerates — 0.2%
Raven Industries Inc.	13,439	487,029

Insurance — 2.9%
Ambac Financial Group Inc.(a)	16,944	308,720
American National Insurance Co.	3,015	364,875
Assured Guaranty Ltd.	38,758	1,693,337
Crawford & Co., Class A, NVS	6,287	64,945
eHealth Inc.(a)(b)	6,235	646,881
EMC Insurance Group Inc.	3,235	116,266
Employers Holdings Inc.	8,069	354,229
First American Financial Corp.	41,664	2,409,012
Greenlight Capital Re Ltd., Class A(a)	10,698	89,328
HCI Group Inc.	2,664	106,800
Heritage Insurance Holdings Inc.	8,948	120,261
Independence Holding Co.	1,935	73,337
National Western Life Group Inc., Class A	898	241,562
Stewart Information Services Corp.	7,884	298,252
Third Point Reinsurance Ltd.(a)	27,998	282,220
Universal Insurance Holdings Inc.	12,350	306,403

		7,476,428

Interactive Media & Services — 0.1%
Care.com Inc.(a)	10,696	117,228
QuinStreet Inc.(a)	15,823	257,757

		374,985

Internet & Direct Marketing Retail — 0.3%
1-800-Flowers.com Inc., Class A(a)	9,318	182,446
Duluth Holdings Inc., Class B(a)	7,097	86,229
PetMed Express Inc.	7,727	134,218
Shutterstock Inc.	7,211	276,686

		679,579

IT Services — 3.3%
CACI International Inc., Class A(a)	9,292	1,999,174
CSG Systems International Inc.	12,329	631,738
EVERTEC Inc.	22,994	736,268
Hackett Group Inc. (The)	9,378	153,987

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
IT Services (continued)
Limelight Networks Inc.(a)(b)	42,699	$115,714
LiveRamp Holdings Inc.(a)	24,227	1,276,521
MAXIMUS Inc.	23,845	1,752,846
NIC Inc.	24,904	451,758
Perficient Inc.(a)	12,399	423,674
Sykes Enterprises Inc.(a)	15,189	429,697
TTEC Holdings Inc.	6,043	283,537
Unisys Corp.(a)(b)	19,071	236,290

		8,491,204

Leisure Products — 0.2%
Marine Products Corp.	3,223	51,761
MasterCraft Boat Holdings Inc.(a)(b)	7,000	116,200
Sturm Ruger & Co. Inc.	6,525	368,663

		536,624

Life Sciences Tools & Services — 1.9%
Bruker Corp.	38,198	1,827,774
Codexis Inc.(a)	19,179	352,318
Fluidigm Corp.(a)	25,785	302,974
Luminex Corp.	15,028	326,558
Medpace Holdings Inc.(a)	10,671	840,448
NanoString Technologies Inc.(a)	12,104	397,738
NeoGenomics Inc.(a)	33,577	818,272

		4,866,082

Machinery — 1.0%
Alamo Group Inc.	3,728	364,934
Briggs & Stratton Corp.	15,737	149,974
Gorman-Rupp Co. (The)	6,833	226,992
Meritor Inc.(a)	28,049	693,652
Omega Flex Inc.	1,132	86,100
Park-Ohio Holdings Corp.	3,086	94,431
TriMas Corp.(a)	17,123	513,519
Wabash National Corp.	20,613	326,304

		2,455,906

Media — 3.4%
AMC Networks Inc., Class A(a)	16,836	898,706
Entravision Communications Corp., Class A	24,136	78,683
Fluent Inc.(a)	14,070	73,164
Gannett Co. Inc.	42,781	438,505
Hemisphere Media Group Inc.(a)	6,601	81,258
John Wiley & Sons Inc., Class A	17,086	777,584
MSG Networks Inc., Class A(a)	22,906	434,985
National CineMedia Inc.	23,502	167,334
New Media Investment Group Inc.	20,756	223,542
New York Times Co. (The), Class A	34,408	1,227,677
Scholastic Corp., NVS	11,294	385,916
Sinclair Broadcast Group Inc., Class A	24,851	1,248,763
TechTarget Inc.(a)	8,829	203,244
TEGNA Inc.	80,469	1,222,324
Tribune Media Co., Class A	29,517	1,371,655
Tribune Publishing Co.	5,988	49,521

		8,882,861

Metals & Mining — 2.0%
Carpenter Technology Corp.	17,708	797,037
Kaiser Aluminum Corp.	6,015	579,064
Materion Corp.	7,564	469,951
Reliance Steel & Aluminum Co.	25,071	2,505,847
Schnitzer Steel Industries Inc., Class A	10,026	266,992

Security	Shares	Value
Metals & Mining (continued)
Warrior Met Coal Inc.	17,342	$429,041

		5,047,932

Mortgage Real Estate Investment — 1.4%
AG Mortgage Investment Trust Inc.	12,035	196,893
Anworth Mortgage Asset Corp.	36,808	141,711
Arbor Realty Trust Inc.	23,327	284,356
Ares Commercial Real Estate Corp.	9,673	146,739
Arlington Asset Investment Corp., Class A	10,631	69,952
Dynex Capital Inc.	6,966	113,546
Exantas Capital Corp.	11,833	132,411
Ladder Capital Corp.	28,098	472,889
MFA Financial Inc.	168,366	1,208,868
PennyMac Mortgage Investment Trust(c)	23,314	513,607
Western Asset Mortgage Capital Corp.	19,852	201,696

		3,482,668

Multi-Utilities — 0.6%
NorthWestern Corp.	18,817	1,315,684
Unitil Corp.	5,561	325,708

		1,641,392

Multiline Retail — 0.3%
Big Lots Inc.	14,968	383,181
Dillard’s Inc., Class A(b)	4,211	306,476

		689,657

Oil, Gas & Consumable Fuels — 1.4%
Arch Coal Inc., Class A	6,281	560,014
Berry Petroleum Corp.	24,482	239,924
Bonanza Creek Energy Inc.(a)	5,763	125,633
CONSOL Energy Inc.(a)	10,255	220,380
Contura Energy Inc.(a)	7,133	255,575
Gran Tierra Energy Inc.(a)(b)	144,671	235,814
Northern Oil and Gas Inc.(a)	77,773	125,992
Peabody Energy Corp.	28,326	596,546
Penn Virginia Corp.(a)	3,952	135,316
Renewable Energy Group Inc.(a)	13,941	189,458
REX American Resources Corp.(a)(b)	2,128	158,749
SandRidge Energy Inc.(a)	11,339	76,538
Southwestern Energy Co.(a)	202,319	445,102
W&T Offshore Inc.(a)	36,796	165,214

		3,530,255

Paper & Forest Products — 1.0%
Domtar Corp.	23,518	998,339
Louisiana-Pacific Corp.	50,603	1,322,762
Resolute Forest Products Inc.	21,948	133,883
Verso Corp., Class A(a)	12,914	208,949

		2,663,933

Personal Products — 0.3%
Medifast Inc.	4,436	495,279
USANA Health Sciences Inc.(a)(b)	4,639	315,684

		810,963

Pharmaceuticals — 0.7%
Amphastar Pharmaceuticals Inc.(a)	12,922	260,378
ANI Pharmaceuticals Inc.(a)	3,322	281,008
Assertio Therapeutics Inc.(a)	23,897	81,967
Corcept Therapeutics Inc.(a)(b)	38,590	434,524
Innoviva Inc.(a)	26,456	314,297
Mallinckrodt PLC(a)	31,210	212,540
Phibro Animal Health Corp., Class A	7,400	230,362

		1,815,076

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Professional Services — 2.0%
Barrett Business Services Inc.	2,759	$241,413
CBIZ Inc.(a)	19,554	456,977
Exponent Inc.	17,018	1,170,838
Forrester Research Inc.	3,497	165,513
Heidrick & Struggles International Inc.	7,095	210,722
ICF International Inc.	7,032	599,056
Kelly Services Inc., Class A, NVS	11,921	331,761
Kforce Inc.	8,695	296,413
Korn Ferry	20,281	796,638
Navigant Consulting Inc.	15,918	387,762
Resources Connection Inc.	11,264	198,246
TrueBlue Inc.(a)	14,978	296,115

		5,151,454

Real Estate Management & Development — 0.4%
Altisource Portfolio Solutions SA(a)	2,437	51,177
Forestar Group Inc.(a)(b)	3,921	81,008
FRP Holdings Inc.(a)(b)	2,636	130,693
Marcus & Millichap Inc.(a)	8,704	288,973
RE/MAX Holdings Inc., Class A	6,636	192,975
Realogy Holdings Corp.	42,416	220,987
RMR Group Inc. (The), Class A	2,277	112,119

		1,077,932

Road & Rail — 0.9%
ArcBest Corp.	9,563	286,221
Covenant Transportation Group Inc., Class A(a)	4,790	80,711
Heartland Express Inc.	16,843	334,165
Marten Transport Ltd.	15,268	306,429
Saia Inc.(a)(b)	9,660	737,058
Universal Logistics Holdings Inc.	3,181	62,634
Werner Enterprises Inc.	17,113	567,296
YRC Worldwide Inc.(a)(b)	12,017	39,175

		2,413,689

Semiconductors & Semiconductor Equipment — 6.3%
Advanced Energy Industries Inc.(a)(b)	14,279	833,894
Alpha & Omega Semiconductor Ltd.(a)	7,158	72,654
Amkor Technology Inc.(a)	40,293	371,904
Axcelis Technologies Inc.(a)	12,107	194,317
Cabot Microelectronics Corp.	10,822	1,316,496
Cirrus Logic Inc.(a)	22,105	1,084,250
Cree Inc.(a)	22,791	1,417,144
Diodes Inc.(a)	16,437	700,216
FormFactor Inc.(a)	27,836	467,088
Kulicke & Soffa Industries Inc.	24,720	559,414
Lattice Semiconductor Corp.(a)	46,726	903,681
Mellanox Technologies Ltd.(a)(b)	17,227	1,940,105
Nanometrics Inc.(a)	8,686	272,567
NVE Corp.	1,811	121,735
PDF Solutions Inc.(a)	10,253	136,878
Photronics Inc.(a)	25,037	241,106
Power Integrations Inc.	10,802	983,738
Rudolph Technologies Inc.(a)	11,552	310,980
SMART Global Holdings Inc.(a)	3,840	116,890
Synaptics Inc.(a)	12,858	413,771
Teradyne Inc.	66,995	3,733,631

		16,192,459

Software — 4.2%
Agilysys Inc.(a)	7,477	183,411
Alarm.com Holdings Inc.(a)	13,456	671,589
Aspen Technology Inc.(a)	26,030	3,432,576

Security	Shares	Value
Software (continued)
Avaya Holdings Corp.(a)	41,373	$494,182
Bottomline Technologies DE Inc.(a)	16,144	679,501
ChannelAdvisor Corp.(a)	9,710	88,652
LivePerson Inc.(a)	22,702	753,479
Manhattan Associates Inc.(a)	24,300	2,065,257
Monotype Imaging Holdings Inc.	15,352	306,579
OneSpan Inc.(a)	12,027	175,835
Progress Software Corp.	16,876	730,562
SPS Commerce Inc.(a)	6,638	742,328
Workiva Inc.(a)(b)	11,074	636,644

		10,960,595

Specialty Retail — 5.2%
Aaron’s Inc.	25,117	1,583,627
Abercrombie & Fitch Co., Class A	24,610	465,867
American Eagle Outfitters Inc.	62,645	1,108,190
America’s Car-Mart Inc./TX(a)	2,374	214,040
Barnes & Noble Inc.	19,143	124,812
Bed Bath & Beyond Inc.	51,381	498,909
Boot Barn Holdings Inc.(a)	10,588	331,299
Buckle Inc. (The)	10,992	223,687
Cato Corp. (The), Class A	8,538	122,691
Chico’s FAS Inc.	46,994	149,911
Children’s Place Inc. (The)	6,053	591,196
Citi Trends Inc.	4,590	70,456
Container Store Group Inc. (The)(a)	7,312	44,676
Dick’s Sporting Goods Inc.	27,569	1,024,740
Foot Locker Inc.	42,193	1,732,445
GameStop Corp., Class A	38,111	153,206
Genesco Inc.(a)	7,547	297,201
Group 1 Automotive Inc.	6,512	546,748
Guess? Inc.	21,202	357,254
Haverty Furniture Companies Inc.	6,738	122,025
Hibbett Sports Inc.(a)(b)	6,834	125,746
MarineMax Inc.(a)(b)	8,535	131,780
Office Depot Inc.	202,191	412,470
Rent-A-Center Inc./TX(a)	17,001	459,537
Sally Beauty Holdings Inc.(a)	45,056	619,069
Shoe Carnival Inc.	4,615	117,129
Sleep Number Corp.(a)	11,408	560,931
Sonic Automotive Inc., Class A	8,666	238,922
Tailored Brands Inc.	18,723	91,181
Tile Shop Holdings Inc.	14,835	38,423
Urban Outfitters Inc.(a)	25,665	611,084
Winmark Corp.	983	166,137
Zumiez Inc.(a)(b)	7,634	189,094

		13,524,483

Textiles, Apparel & Luxury Goods — 1.2%
Crocs Inc.(a)	24,669	563,687
Deckers Outdoor Corp.(a)(b)	10,888	1,701,577
Movado Group Inc.	6,006	158,138
Oxford Industries Inc.	6,337	463,805
Vera Bradley Inc.(a)	9,070	106,572

		2,993,779

Thrifts & Mortgage Finance — 2.7%
Essent Group Ltd.(a)	34,898	1,610,892
First Defiance Financial Corp.	7,548	216,778
MGIC Investment Corp.(a)	132,920	1,708,022
NMI Holdings Inc., Class A(a)	24,827	617,696
Radian Group Inc.	79,786	1,819,121

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
TrustCo Bank Corp. NY	36,126	$292,620
Walker & Dunlop Inc.	11,092	647,107
Waterstone Financial Inc.	9,473	160,094

		7,072,330

Tobacco — 0.3%
Turning Point Brands Inc.	3,325	123,457
Universal Corp./VA	9,332	555,254

		678,711

Trading Companies & Distributors — 0.6%
Aircastle Ltd.	21,059	437,817
CAI International Inc.(a)(b)	6,663	151,916
H&E Equipment Services Inc.	12,027	368,147
Rush Enterprises Inc., Class A	10,553	397,426
Rush Enterprises Inc., Class B	1,391	54,805
Systemax Inc.	4,874	105,766
Titan Machinery Inc.(a)	7,058	146,383

		1,662,260

Water Utilities — 0.2%
Middlesex Water Co.	6,109	382,607

Wireless Telecommunication Services — 0.9%
Shenandoah Telecommunications Co.	17,596	692,579
Spok Holdings Inc.	6,908	89,735
Telephone & Data Systems Inc.	37,828	1,223,357
U.S. Cellular Corp.(a)	4,980	238,492

		2,244,163

Total Common Stocks — 99.9% (Cost: $251,609,912)		257,713,339

Security	Shares	Value
Short-Term Investments

Money Market Funds — 4.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.45%(c)(d)(e)	10,813,414	$10,818,820
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.25%(c)(d)	779,000	779,000

		11,597,820

Total Short-Term Investments — 4.5% (Cost: $11,595,423)		11,597,820

Total Investments in Securities — 104.4% (Cost: $263,205,335)		269,311,159

Other Assets, Less Liabilities — (4.4)%		(11,236,367)

Net Assets — 100.0%		$258,074,792

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 07/31/18	Shares Purchased		Shares Sold	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	5,018,126	5,795,288	(b)	—	10,813,414	$10,818,820	$39,619	(c)	$836		$1,594
BlackRock Cash Funds: Treasury, SL Agency Shares	213,988	565,012	(b)	—	779,000	779,000	13,117		—		—
PennyMac Mortgage Investment Trust	13,185	16,843		(6,714)	23,314	513,607	36,328		20,932		26,470

						$12,111,427	$89,064		$21,768		$28,064

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor USA Small-Cap ETF

OTC Total Return Swaps

Reference Entity(a)	Counterparty	Termination Date	Net Notional	Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long	Goldman Sachs & Co.	02/27/23	$231,936	$6,568	(b)	$232,087	0.1%
	JPMorgan Securities PLC	02/08/23	231,179	(15,717	)(c)	216,706	0.1%

			$463,115	$(9,149)		$448,793

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Fund receives the total return on a portfolio of long positions underlying the total return swap. In addition, the Fund pays a variable rate of interest, based on a specified benchmark, plus or minus a spread of 65 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

USD	- 1D Overnight Bank Funding Rate (OBFR01)
USD	- 1D Overnight Fed Funds Effective Rate (FEDL01)
(b)	Amount includes $6,417 of net dividends and financing fees.
(c)	Amount includes $(1,244) of net dividends, payable for referenced securities purchased and financing fees.

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor USA Small-Cap ETF

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of July 31, 2019 expiration dates 02/27/23.

	Shares	Value	% of Basket Value
Reference Entity — Long

Banks
Central Pacific Financial Corp.	1,247	$36,749	15.8%
Hanmi Financial Corp.	1,280	27,507	11.9

		64,256

Health Care Providers & Services
Magellan Health Inc.(a)	81	5,698	2.4

Insurance
Employers Holdings Inc.	3,464	152,070	65.5
Stewart Information Services Corp.	266	10,063	4.4

		162,133

Total Reference Entity — Long		232,087

Net Value of Reference Entity — Goldman Sachs & Co.		$232,087

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with JPMorgan Securities PLC as of July 31, 2019 expiration dates 02/08/23.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Central Pacific Financial Corp.	991	$29,205	13.5%
Hanmi Financial Corp.	196	4,212	1.9

		33,417

Capital Markets
Janus Henderson Group PLC	5,923	118,875	54.9

Health Care Providers & Services
Magellan Health Inc.(a)	80	5,627	2.6

Insurance
Employers Holdings Inc.	718	31,520	14.5
Stewart Information Services Corp.	715	27,048	12.5

		58,568

Mortgage Real Estate Investment
Arbor Realty Trust Inc.	18	219	0.1

Total Reference Entity — Long		216,706

Net Value of Reference Entity — JPMorgan Securities PLC		$216,706

(a)	Non-income producing security.

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor USA Small-Cap ETF

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$—	$6,568	$(15,717)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps	$6,568

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps	$15,717

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Swaps	$(6,355)

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$(9,149)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps:
Average notional value	$345,518

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Swaps — OTC	$6,568	$15,717

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$6,568	$15,717
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$6,568	$15,717

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Net Amount of Derivative Assets
Goldman Sachs & Co.	$6,568	$—	$6,568
JPMorgan Securities PLC	(15,717)	—	(15,717)

	$(9,149)	$—	$(9,149)

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (continued) July 31, 2019	iShares® Edge MSCI Multifactor USA Small-Cap ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$257,713,339	$—	$—	$257,713,339
Money Market Funds	11,597,820	—	—	11,597,820

	$269,311,159	$—	$—	$269,311,159

Derivative financial instruments(a)
Assets
Swaps	$—	$6,568	$—	$6,568
Liabilities
Swaps	—	(15,717)	—	(15,717)

	$—	$(9,149)	$—	$(9,149)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2019

	iShares Edge MSCI Multifactor Global ETF	iShares Edge MSCI Multifactor Intl ETF	iShares Edge MSCI Multifactor Intl Small-Cap ETF	iShares Edge MSCI Multifactor USA ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$112,124,235	$1,266,484,792	$77,778,149	$1,048,508,459
Affiliated(c)	408,909	3,103,091	1,530,999	4,191,451
Cash	418	935	134	726
Foreign currency, at value(d)	151,145	2,041,072	95,847	—
Receivables:
Securities lending income — Affiliated	238	2,375	2,328	4,340
Dividends	208,957	773,021	70,718	847,463
Tax reclaims	21,550	1,169,954	26,897	—

Total assets	112,915,452	1,273,575,240	79,505,072	1,053,552,439

LIABILITIES
Collateral on securities loaned, at value	343,738	2,242,174	1,505,681	2,243,803
Deferred foreign capital gain tax	—	—	8,476	—
Payables:
Investments purchased	—	—	—	1,940,837
Capital shares redeemed	—	—	—	2,393
Investment advisory fees	34,904	328,331	26,657	181,007

Total liabilities	378,642	2,570,505	1,540,814	4,368,040

NET ASSETS	$112,536,810	$1,271,004,735	$77,964,258	$1,049,184,399

NET ASSETS CONSIST OF:
Paid-in capital	$114,535,478	$1,377,891,144	$81,789,577	$1,074,539,253
Accumulated loss	(1,998,668)	(106,886,409)	(3,825,319)	(25,354,854)

NET ASSETS	$112,536,810	$1,271,004,735	$77,964,258	$1,049,184,399

Shares outstanding	3,850,000	49,500,000	2,700,000	32,650,000

Net asset value	$29.23	$25.68	$28.88	$32.13

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$331,197	$2,051,063	$1,345,040	$2,171,433
(b) Investments, at cost — Unaffiliated	$107,427,020	$1,291,663,066	$76,933,762	$999,386,336
(c) Investments, at cost — Affiliated	$408,822	$3,102,643	$1,530,608	$4,191,065
(d) Foreign currency, at cost	$151,350	$2,062,977	$95,909	$—

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Assets and Liabilities   (continued)

July 31, 2019

	iShares Edge MSCI Multifactor USA Mid-Cap ETF	iShares Edge MSCI Multifactor USA Small-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$2,717,539	$257,199,732
Affiliated(c)	1,000	12,111,427
Cash	907	247
Receivables:
Securities lending income — Affiliated	—	6,069
Capital shares sold	—	3,538
Dividends	1,842	70,683
Unrealized appreciation on:
OTC swaps	—	6,568

Total assets	2,721,288	269,398,264

LIABILITIES
Collateral on securities loaned, at value	—	10,816,183
Payables:
Investments purchased	—	427,490
Investment advisory fees	577	64,082
Unrealized depreciation on:
OTC swaps	—	15,717

Total liabilities	577	11,323,472

NET ASSETS	$2,720,711	$258,074,792

NET ASSETS CONSIST OF:
Paid-in capital	$2,557,397	$265,479,050
Accumulated earnings (loss)	163,314	(7,404,258)

NET ASSETS	$2,720,711	$258,074,792

Shares outstanding	100,000	6,300,000

Net asset value	$27.21	$40.96

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$—	$10,578,416
(b) Investments, at cost — Unaffiliated	$2,560,371	$251,142,740
(c) Investments, at cost — Affiliated	$1,000	$12,062,595

See notes to financial statements.

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Period Ended July 31, 2019

	iShares Edge MSCI Multifactor Global ETF	iShares Edge MSCI Multifactor Intl ETF	iShares Edge MSCI Multifactor Intl Small-Cap ETF	iShares Edge MSCI Multifactor USA ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$2,948,420	$39,097,117	$2,256,321	$22,788,277
Dividends — Affiliated	3,617	19,789	1,215	36,061
Non-cash dividends — Unaffiliated	—	3,401,699	—	—
Securities lending income — Affiliated — net	3,258	92,514	42,225	42,298
Foreign taxes withheld	(154,877)	(3,223,100)	(203,113)	—
Other foreign taxes	(1,408)	—	—	—

Total investment income	2,799,010	39,388,019	2,096,648	22,866,636

EXPENSES
Investment advisory fees	369,741	3,274,839	273,346	2,240,781
Commitment fees	26	—	—	—
Professional fees	—	91	—	—
Interest expense	216	—	—	—

Total expenses	369,983	3,274,930	273,346	2,240,781

Net investment income	2,429,027	36,113,089	1,823,302	20,625,855

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(5,891,722)	(69,735,852)	(3,732,445)	(50,117,605)
Investments — Affiliated	146	695	61	(1,737)
In-kind redemptions — Unaffiliated	6,485,116	7,508,813	1,414,525	39,821,968
Foreign currency transactions	(7,542)	42,553	258	—

Net realized gain (loss)	585,998	(62,183,791)	(2,317,601)	(10,297,374)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	1,943,162	(46,067,046)	(1,799,555)	(29,681,273)
Investments — Affiliated	37	62	251	385
Foreign currency translations	68	(26,717)	(918)	—

Net change in unrealized appreciation (depreciation)	1,943,267	(46,093,701)	(1,800,222)	(29,680,888)

Net realized and unrealized gain (loss)	2,529,265	(108,277,492)	(4,117,823)	(39,978,262)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,958,292	$(72,164,403)	$(2,294,521)	$(19,352,407)

(a) Net of foreign capital gain tax of	$—	$—	$634	$—
(b) Net of deferred foreign capital gain tax of	$(1,824)	$—	$7,412	$—

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Operations   (continued)

Period Ended July 31, 2019

	iShares Edge MSCI Multifactor USA Mid-Cap ETF (a)	iShares Edge MSCI Multifactor USA Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$7,985	$3,191,058
Dividends — Affiliated	6	49,445
Securities lending income — Affiliated — net	—	39,619
Foreign taxes withheld	—	(1,612)

Total investment income	7,991	3,278,510

EXPENSES
Investment advisory fees	1,046	610,417

Total expenses	1,046	610,417

Net investment income	6,945	2,668,093

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(799)	(10,214,289)
Investments — Affiliated	—	729
In-kind redemptions — Unaffiliated	—	10,304,602
In-kind redemptions — Affiliated	—	21,039
Swaps	—	(6,355)

Net realized gain (loss)	(799)	105,726

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	157,168	(7,217,244)
Investments — Affiliated	—	28,064
Swaps	—	(9,149)

Net change in unrealized appreciation (depreciation)	157,168	(7,198,329)

Net realized and unrealized gain (loss)	156,369	(7,092,603)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$163,314	$(4,424,510)

(a) For the period from June 04, 2019 (commencement of operations) to July 31, 2019.

See notes to financial statements.

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

\	iShares Edge MSCI Multifactor Global ETF		iShares Edge MSCI Multifactor Intl ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,429,027	$831,380	$36,113,089	$15,893,456
Net realized gain (loss)	585,998	1,314,593	(62,183,791)	9,023,902
Net change in unrealized appreciation (depreciation)	1,943,267	475,051	(46,093,701)	(10,304,734)

Net increase (decrease) in net assets resulting from operations	4,958,292	2,621,024	(72,164,403)	14,612,624

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(3,186,986)	(780,275)	(37,236,825)	(18,957,996)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	43,515,347	41,808,488	398,779,311	737,035,203

NET ASSETS(b)
Total increase in net assets	45,286,653	43,649,237	289,378,083	732,689,831
Beginning of year	67,250,157	23,600,920	981,626,652	248,936,821

End of year	$112,536,810	$67,250,157	$1,271,004,735	$981,626,652

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets  (continued)

	iShares Edge MSCI Multifactor Intl Small-Cap ETF		iShares Edge MSCI Multifactor USA ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,823,302	$620,959	$20,625,855	$14,885,082
Net realized gain (loss)	(2,317,601)	644,552	(10,297,374)	37,622,347
Net change in unrealized appreciation (depreciation)	(1,800,222)	572,705	(29,680,888)	48,958,405

Net increase (decrease) in net assets resulting from operations	(2,294,521)	1,838,216	(19,352,407)	101,465,834

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(1,756,150)	(696,259)	(32,975,103)	(14,804,832)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	37,598,330	25,711,279	(15,711,902)	486,691,914

NET ASSETS(b)
Total increase (decrease) in net assets	33,547,659	26,853,236	(68,039,412)	573,352,916
Beginning of year	44,416,599	17,563,363	1,117,223,811	543,870,895

End of year	$77,964,258	$44,416,599	$1,049,184,399	$1,117,223,811

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Edge MSCI Multifactor USA Mid-Cap ETF		iShares Edge MSCI Multifactor USA Small-Cap ETF
	Period From 06/04/19 to 07/31/19	(a)	Year Ended 07/31/19	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,945		$2,668,093	$901,769
Net realized gain (loss)	(799)		105,726	4,521,575
Net change in unrealized appreciation (depreciation)	157,168		(7,198,329)	8,191,323

Net increase (decrease) in net assets resulting from operations	163,314		(4,424,510)	13,614,667

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
Decrease in net assets resulting from distributions to shareholders	—		(2,587,744)	(865,246)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,557,397		103,954,967	99,028,569

NET ASSETS(c)
Total increase in net assets	2,720,711		96,942,713	111,777,990
Beginning of period	—		161,132,079	49,354,089

End of period	$2,720,711		$258,074,792	$161,132,079

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Financial Highlights

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor Global ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Period From 04/28/15 to 07/31/15	(a)

Net asset value, beginning of period	$30.57	$27.77	$23.58	$24.47	$25.28

Net investment income(b)	0.66	0.62	0.61	0.43	0.15
Net realized and unrealized gain (loss)(c)	(1.36)	2.74	4.06	(0.99)	(0.85)

Net increase (decrease) from investment operations	(0.70)	3.36	4.67	(0.56)	(0.70)

Distributions(d)
From net investment income	(0.64)	(0.56)	(0.48)	(0.33)	(0.11)

Total distributions	(0.64)	(0.56)	(0.48)	(0.33)	(0.11)

Net asset value, end of period	$29.23	$30.57	$27.77	$23.58	$24.47

Total Return
Based on net asset value	(2.10)%	12.14%	19.97%	(2.20)%	(2.77	)%(e)

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.37%	0.50%	0.50	%(f)

Total expenses after fees waived	0.35%	0.35%	0.36%	0.49%	0.49	%(f)

Net investment income	2.30%	2.05%	2.38%	1.91%	2.37	%(f)

Supplemental Data
Net assets, end of period (000)	$112,537	$67,250	$23,601	$4,717	$2,447

Portfolio turnover rate(g)	43%	46%	31%	43%	21	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor Intl ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Period From 04/28/15 to 07/31/15	(a)

Net asset value, beginning of period	$28.29	$27.06	$23.32	$24.70	$24.92

Net investment income(b)	0.86	0.83	0.69	0.57	0.15
Net realized and unrealized gain (loss)(c)	(2.66)	1.28	3.65	(1.71)	(0.20)

Net increase (decrease) from investment operations	(1.80)	2.11	4.34	(1.14)	(0.05)

Distributions(d)
From net investment income	(0.81)	(0.88)	(0.60)	(0.24)	(0.17)

Total distributions	(0.81)	(0.88)	(0.60)	(0.24)	(0.17)

Net asset value, end of period	$25.68	$28.29	$27.06	$23.32	$24.70

Total Return
Based on net asset value	(6.26)%	7.84%	18.84%	(4.62)%	(0.21	)%(e)

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.34%	0.45%	0.45	%(f)

Total expenses after fees waived	0.30%	0.30%	0.32%	0.41%	0.45	%(f)

Total expenses excluding professional fees for foreign withholding tax claims	0.30%	N/A	N/A	N/A	N/A

Net investment income	3.31%	2.88%	2.81%	2.51%	2.29	%(f)

Supplemental Data
Net assets, end of period (000)	$1,271,005	$981,627	$248,937	$114,269	$4,940

Portfolio turnover rate(g)	44%	39%	45%	38%	19	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor Intl Small-Cap ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Period From 04/28/15 to 07/31/15	(a)

Net asset value, beginning of period	$31.73	$29.27	$25.26	$25.20	$25.03

Net investment income(b)	0.77	0.65	0.69	0.51	0.13
Net realized and unrealized gain (loss)(c)	(2.97)	2.49	3.98	0.09	0.16

Net increase (decrease) from investment operations	(2.20)	3.14	4.67	0.60	0.29

Distributions(d)
From net investment income	(0.65)	(0.68)	(0.66)	(0.54)	(0.12)

Total distributions	(0.65)	(0.68)	(0.66)	(0.54)	(0.12)

Net asset value, end of period	$28.88	$31.73	$29.27	$25.26	$25.20

Total Return
Based on net asset value	(6.80)%	10.75%	18.91%	2.48%	1.15	%(e)

Ratios to Average Net Assets
Total expenses	0.40%	0.40%	0.44%	0.60%	0.60	%(f)

Net investment income	2.67%	2.03%	2.57%	2.13%	2.03	%(f)

Supplemental Data
Net assets, end of period (000)	$77,964	$44,417	$17,563	$5,052	$5,040

Portfolio turnover rate(g)	45%	44%	44%	49%	17	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor USA ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Period From 04/28/15 to 07/31/15	(a)

Net asset value, beginning of period	$33.01	$29.24	$25.04	$25.15	$25.12

Net investment income(b)	0.58	0.55	0.54	0.44	0.08
Net realized and unrealized gain (loss)(c)	(0.55)	3.76	4.12	(0.22)	0.03

Net increase from investment operations	0.03	4.31	4.66	0.22	0.11

Distributions(d)
From net investment income	(0.91)	(0.54)	(0.46)	(0.33)	(0.08)

Total distributions	(0.91)	(0.54)	(0.46)	(0.33)	(0.08)

Net asset value, end of period	$32.13	$33.01	$29.24	$25.04	$25.15

Total Return
Based on net asset value	0.38%	14.87%	18.76%	0.92%	0.43	%(e)

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.23%	0.35%	0.35	%(f)

Total expenses after fees waived	0.20%	0.20%	0.21%	0.31%	0.35	%(f)

Net investment income	1.84%	1.73%	1.94%	1.84%	1.23	%(f)

Supplemental Data
Net assets, end of period (000)	$1,049,184	$1,117,224	$543,871	$108,928	$5,030

Portfolio turnover rate(g)	45%	46%	49%	45%	18	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares Edge MSCI Multifactor USA Mid-Cap ETF
	Period From 06/04/19 to 07/31/19	(a)

Net asset value, beginning of period	$25.57

Net investment income(b)	0.07
Net realized and unrealized gain(c)	1.57

Net increase from investment operations	1.64

Net asset value, end of period	$27.21

Total Return
Based on net asset value	6.41	%(d)

Ratios to Average Net Assets
Total expenses	0.25	%(e)

Net investment income	1.66	%(e)

Supplemental Data
Net assets, end of period (000)	$2,721

Portfolio turnover rate(f)	1	%(d)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor USA Small-Cap ETF
	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16	Period From 04/28/15 to 07/31/15	(a)

Net asset value, beginning of period	$42.97	$36.56	$31.38	$30.76	$30.13

Net investment income(b)	0.53	0.43	0.33	0.33	0.06
Net realized and unrealized gain (loss)(c)	(2.04)	6.38	5.16	0.58	0.61

Net increase (decrease) from investment operations	(1.51)	6.81	5.49	0.91	0.67

Distributions(d)
From net investment income	(0.50)	(0.40)	(0.31)	(0.29)	(0.04)

Total distributions	(0.50)	(0.40)	(0.31)	(0.29)	(0.04)

Net asset value, end of period	$40.96	$42.97	$36.56	$31.38	$30.76

Total Return
Based on net asset value	(3.45)%	18.73%	17.57%	3.03%	2.23	%(e)

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.34%	0.50%	0.50	%(f)

Total expenses after fees waived	0.30%	0.30%	0.32%	0.46%	0.50	%(f)

Net investment income	1.31%	1.07%	0.94%	1.11%	0.75	%(f)

Supplemental Data
Net assets, end of period (000)	$258,075	$161,132	$49,354	$14,120	$3,076

Portfolio turnover rate(g)	45%	46%	90%	49%	17	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Edge MSCI Multifactor Global	Diversified
Edge MSCI Multifactor Intl	Diversified
Edge MSCI Multifactor Intl Small-Cap	Diversified
Edge MSCI Multifactor USA	Diversified
Edge MSCI Multifactor USA Mid-Cap(a)	Non-diversified
Edge MSCI Multifactor USA Small-Cap	Diversified

(a)	The Fund commenced operations on June 4, 2019.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

64	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of July 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Edge MSCI Multifactor Global
BofA Securities, Inc.	$85,645	$85,645		$—	$—
HSBC Bank PLC	126,525	126,525		—	—
JPMorgan Securities LLC	119,027	119,027		—	—

	$331,197	$331,197		$—	$—

Edge MSCI Multifactor Intl
Jefferies LLC	$2,051,063	$2,051,063		$—	$—

Edge MSCI Multifactor Intl Small-Cap
BofA Securities, Inc.	$474,311	$474,311		$—	$—
Citigroup Global Markets Inc.	338,034	338,034		—	—
Credit Suisse Securities (USA) LLC	13,357	13,357		—	—
Deutsche Bank Securities Inc.	48,077	48,077		—	—
HSBC Bank PLC	270,872	270,872		—	—
JPMorgan Securities LLC	5,687	5,687		—	—
Macquarie Bank Limited	60,676	60,676		—	—
UBS AG	134,026	134,026		—	—

	$1,345,040	$1,345,040		$—	$—

Edge MSCI Multifactor USA
Wells Fargo Bank, National Association	$2,171,433	$2,171,433		$—	$—

Edge MSCI Multifactor USA Small-Cap
Barclays Bank PLC	$686,933	$686,933		$—	$—
BofA Securities, Inc.	1,881,347	1,881,347		—	—
Citigroup Global Markets Inc.	1,769,334	1,758,320		—	(11,014	)(b)
Credit Suisse Securities (USA) LLC	313,526	313,526		—	—
Jefferies LLC	20,268	20,268		—	—
JPMorgan Securities LLC	3,741,752	3,741,752		—	—
Scotia Capital (USA) Inc.	4,745	4,745		—	—
UBS AG	93,231	93,231		—	—
Wells Fargo Bank, National Association	2,067,280	2,067,280		—	—

	$10,578,416	$10,567,402		$—	$(11,014)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Swaps: Swaps are financial agreements to exchange cash flows in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Total return swaps are entered into by the iShares Edge MSCI Multifactor USA Small-Cap ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

66	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Edge MSCI Multifactor Global	0.35%
Edge MSCI Multifactor Intl	0.30
Edge MSCI Multifactor Intl Small-Cap	0.40
Edge MSCI Multifactor USA	0.20
Edge MSCI Multifactor USA Mid-Cap	0.25
Edge MSCI Multifactor USA Small-Cap	0.30

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). For the iShares Edge MSCI Multifactor Global ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (continued)

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares Edge MSCI Multifactor USAETF, iShares Edge MSCI Multifactor USAMid-Cap ETF and iShares Edge MSCI Multifactor USA Small-Cap ETF (the “Group 1 Funds”), retains 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares Edge MSCI Multifactor Global ETF, iShares Edge MSCI Multifactor Intl ETF and iShares Edge MSCI Multifactor Intl Small-Cap ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Group 1 Fund retained 71.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended July 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Edge MSCI Multifactor Global	$908
Edge MSCI Multifactor Intl	21,352
Edge MSCI Multifactor Intl Small-Cap	8,992
Edge MSCI Multifactor USA	6,026
Edge MSCI Multifactor USA Small-Cap	15,943

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Multifactor Global	$12,833,337	$10,004,349
Edge MSCI Multifactor Intl	68,041,969	69,381,497
Edge MSCI Multifactor Intl Small-Cap	570,059	733,380
Edge MSCI Multifactor USA Small-Cap	4,268,693	7,345,908

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

68	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

7.	PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Multifactor Global	$54,127,358	$43,570,447
Edge MSCI Multifactor Intl	522,664,442	475,421,883
Edge MSCI Multifactor Intl Small-Cap	32,225,685	30,433,217
Edge MSCI Multifactor USA	506,485,540	507,938,282
Edge MSCI Multifactor USA Mid-Cap	49,939	32,519
Edge MSCI Multifactor USA Small-Cap	95,969,329	90,994,347

For the year ended July 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Multifactor Global	$114,685,149	$81,501,441
Edge MSCI Multifactor Intl	478,260,911	130,770,857
Edge MSCI Multifactor Intl Small-Cap	44,242,141	8,288,056
Edge MSCI Multifactor USA	427,662,796	438,619,202
Edge MSCI Multifactor USA Mid-Cap	2,544,128	—
Edge MSCI Multifactor USA Small-Cap	168,149,179	67,635,479

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Edge MSCI Multifactor Global	$5,498,657	$(5,498,657)
Edge MSCI Multifactor Intl	3,194,292	(3,194,292)
Edge MSCI Multifactor Intl Small-Cap	1,305,817	(1,305,817)
Edge MSCI Multifactor USA	28,176,330	(28,176,330)
Edge MSCI Multifactor USA Small-Cap	9,733,774	(9,733,774)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/19	Year Ended 07/31/18
Edge MSCI Multifactor Global
Ordinary income	$3,186,986	$780,275

Edge MSCI Multifactor Intl
Ordinary income	$37,236,825	$18,957,996

Edge MSCI Multifactor Intl Small-Cap
Ordinary income	$1,756,150	$696,259

Edge MSCI Multifactor USA
Ordinary income	$32,975,103	$14,804,832

Edge MSCI Multifactor USA Small-Cap
Ordinary income	$2,587,744	$865,246

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (continued)

As of July 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Edge MSCI Multifactor Global	$729,448	$(6,536,739)	$3,808,623	$(1,998,668)
Edge MSCI Multifactor Intl	6,403,159	(69,542,725)	(43,746,843)	(106,886,409)
Edge MSCI Multifactor Intl Small-Cap	772,815	(4,546,200)	(51,934)	(3,825,319)
Edge MSCI Multifactor USA	1,977,463	(68,245,030)	40,912,713	(25,354,854)
Edge MSCI Multifactor USA Mid-Cap	6,945	(799)	157,168	163,314
Edge MSCI Multifactor USA Small-Cap	184,703	(11,443,259)	3,854,298	(7,404,258)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains (losses) on certain swap agreements.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Edge MSCI Multifactor Global	$108,724,054	$9,037,248	$(5,228,158)	$3,809,090
Edge MSCI Multifactor Intl	1,313,301,859	71,389,731	(115,103,707)	(43,713,976)
Edge MSCI Multifactor Intl Small-Cap	79,351,424	6,669,420	(6,711,696)	(42,276)
Edge MSCI Multifactor USA	1,011,787,197	90,841,361	(49,928,648)	40,912,713
Edge MSCI Multifactor USA Mid-Cap	2,561,371	183,350	(26,182)	157,168
Edge MSCI Multifactor USA Small-Cap	265,456,860	21,077,857	(17,223,558)	3,854,299

9.	LINE OF CREDIT

The iShares Edge MSCI Multifactor Global ETF, along with certain other iShares funds, is a party to a $300 million credit agreement with State Street Bank and Trust Company, which expires on October 23, 2019. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

For the year ended ended July 31, 2019, the maximum amount borrowed, the average borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Edge MSCI Multifactor Global	$246,387	$6,268	3.40%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed

70	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/19		Year Ended 07/31/18
iShares ETF	Shares	Amount	Shares	Amount

Edge MSCI Multifactor Global
Shares sold	4,800,000	$131,164,108	1,700,000	$52,562,336
Shares redeemed	(3,150,000)	(87,648,761)	(350,000)	(10,753,848)

Net increase	1,650,000	$43,515,347	1,350,000	$41,808,488

Edge MSCI Multifactor Intl
Shares sold	20,600,000	$538,095,630	29,900,000	$864,006,058
Shares redeemed	(5,800,000)	(139,316,319)	(4,400,000)	(126,970,855)

Net increase	14,800,000	$398,779,311	25,500,000	$737,035,203

Edge MSCI Multifactor Intl Small-Cap
Shares sold	1,600,000	$46,347,250	1,000,000	$32,146,511
Shares redeemed	(300,000)	(8,748,920)	(200,000)	(6,435,232)

Net increase	1,300,000	$37,598,330	800,000	$25,711,279

Edge MSCI Multifactor USA
Shares sold	13,550,000	$430,146,722	27,500,000	$874,034,166
Shares redeemed	(14,750,000)	(445,858,624)	(12,250,000)	(387,342,252)

Net increase(decrease)	(1,200,000)	$(15,711,902)	15,250,000	$486,691,914

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (continued)

	Period Ended 07/31/19
iShares ETF	Shares	Amount

Edge MSCI Multifactor USA Mid-Cap
Shares sold	100,000	$2,557,397

	Year Ended 07/31/19		Year Ended 07/31/18
iShares ETF	Shares	Amount	Shares	Amount

Edge MSCI Multifactor USA Small-Cap
Shares sold	4,350,000	$173,929,742	3,300,000	$135,119,825
Shares redeemed	(1,800,000)	(69,974,775)	(900,000)	(36,091,256)

Net increase	2,550,000	$103,954,967	2,400,000	$99,028,569

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

13.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
Edge MSCI Multifactor Global	$780,275
Edge MSCI Multifactor Intl	18,957,996
Edge MSCI Multifactor Intl Small-Cap	696,259
Edge MSCI Multifactor USA	14,804,832
Edge MSCI Multifactor USA Mid-Cap	—
Edge MSCI Multifactor USA Small-Cap	865,246

72	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Undistributed (distributions in excess of) net investment income as of July 31, 2018 are as follows:

iShares ETF	Undistributed (distributions in excess of) net investment income
Edge MSCI Multifactor Global	$150,640
Edge MSCI Multifactor Intl	1,385,769
Edge MSCI Multifactor Intl Small-Cap	(35,591)
Edge MSCI Multifactor USA	643,404
Edge MSCI Multifactor USA Mid-Cap	—
Edge MSCI Multifactor USA Small-Cap	110,497

14.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Edge MSCI Multifactor Global ETF,

iShares Edge MSCI Multifactor Intl ETF, iShares Edge MSCI Multifactor Intl Small-Cap ETF,

iShares Edge MSCI Multifactor USA ETF, iShares Edge MSCI Multifactor USA Mid-Cap ETF and

iShares Edge MSCI Multifactor USA Small-Cap ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Edge MSCI Multifactor Global ETF, iShares Edge MSCI Multifactor Intl ETF, iShares Edge MSCI Multifactor Intl Small-Cap ETF, iShares Edge MSCI Multifactor USA ETF, iShares Edge MSCI Multifactor USA Mid-Cap ETF and iShares Edge MSCI Multifactor USA Small-Cap ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2019, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of July 31, 2019, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares Edge MSCI Multifactor Global ETF, iShares Edge MSCI Multifactor Intl ETF, iShares Edge MSCI Multifactor Intl Small-Cap ETF, iShares Edge MSCI Multifactor USA ETF and iShares Edge MSCI Multifactor USA Small-Cap ETF: statements of operations for the year ended July 31, 2019 and statements of changes in net assets for each of the two years in the period ended July 31, 2019.

iShares Edge MSCI Multifactor USA Mid-Cap ETF: statements of operations and changes in net assets for the period June 4, 2019 (commencement of operations) to July 31, 2019.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

74	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended July 31, 2019 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Edge MSCI Multifactor Global	22.13%
Edge MSCI Multifactor USA	53.61%
Edge MSCI Multifactor USA Mid-Cap	88.07%
Edge MSCI Multifactor USA Small-Cap	88.91%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2019:

iShares ETF	Qualified Dividend Income
Edge MSCI Multifactor Global	$2,412,030
Edge MSCI Multifactor Intl	37,769,273
Edge MSCI Multifactor Intl Small-Cap	1,901,891
Edge MSCI Multifactor USA	20,773,093
Edge MSCI Multifactor USA Mid-Cap	6,410
Edge MSCI Multifactor USA Small-Cap	2,492,784

For the fiscal year ended July 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Edge MSCI Multifactor Intl	$42,385,390	$2,904,395
Edge MSCI Multifactor Intl Small-Cap	2,247,738	174,239

IMPORTANT TAX INFORMATION	75

Board Review and Approval of Investment Advisory Contract

iShares Trust

iShares Edge MSCI Multifactor Global ETF, iShares Edge MSCI Multifactor Intl Small-Cap ETF, iShares Edge MSCI Multifactor USA Small-Cap ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

76	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	77

Board Review and Approval of Investment Advisory Contract  (continued)

iShares Edge MSCI Multifactor Intl ETF and iShares Edge MSCI Multifactor USA ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

78	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Edge MSCI Multifactor USA Mid-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	79

Board Review and Approval of Investment Advisory Contract  (continued)

on March 11-12, 2019, the Board, including the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that

80	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	81

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Edge MSCI Multifactor Global(a)	$0.414438	$—	$0.228944	$0.643382	64%	—%	36%		100%
Edge MSCI Multifactor Intl Small-Cap(a)	0.650214	—	0.000212	0.650426	100	—	0	(b)	100
Edge MSCI Multifactor USA(a)	0.764025	—	0.145261	0.909286	84	—	16		100
Edge MSCI Multifactor USA Small-Cap(a)	0.446805	—	0.056866	0.503671	89	—	11		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

82	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares Edge MSCI Multifactor Global ETF

Period Covered: April 30, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	4	0.38%
Greater than 2.5% and Less than 3.0%	2	0.19
Greater than 2.0% and Less than 2.5%	6	0.57
Greater than 1.5% and Less than 2.0%	18	1.72
Greater than 1.0% and Less than 1.5%	125	11.92
Greater than 0.5% and Less than 1.0%	333	31.74
Greater than 0.0% and Less than 0.5%	371	35.36
At NAV	17	1.62
Less than 0.0% and Greater than –0.5%	165	15.73
Less than –0.5% and Greater than –1.0%	6	0.57
Less than –1.0% and Greater than –1.5%	1	0.10
Less than –2.0% and Greater than –2.5%	1	0.10

	1,049	100.00%

iShares Edge MSCI Multifactor Intl ETF

Period Covered: April 30, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.10%
Greater than 2.0% and Less than 2.5%	4	0.38
Greater than 1.5% and Less than 2.0%	19	1.81
Greater than 1.0% and Less than 1.5%	58	5.53
Greater than 0.5% and Less than 1.0%	239	22.78
Greater than 0.0% and Less than 0.5%	544	51.85
At NAV	5	0.48
Less than 0.0% and Greater than –0.5%	148	14.11
Less than –0.5% and Greater than –1.0%	21	2.00
Less than –1.0% and Greater than –1.5%	7	0.67
Less than –1.5% and Greater than –2.0%	2	0.19
Less than –3.0% and Greater than –3.5%	1	0.10

	1,049	100.00%

iShares Edge MSCI Multifactor Intl Small-Cap ETF

Period Covered: April 30, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.10%
Greater than 2.0% and Less than 2.5%	1	0.10
Greater than 1.5% and Less than 2.0%	18	1.72
Greater than 1.0% and Less than 1.5%	117	11.15
Greater than 0.5% and Less than 1.0%	358	34.12
Greater than 0.0% and Less than 0.5%	347	33.07
At NAV	11	1.05
Less than 0.0% and Greater than –0.5%	157	14.96
Less than –0.5% and Greater than –1.0%	28	2.67
Less than –1.0% and Greater than –1.5%	9	0.86
Less than –2.0% and Greater than –2.5%	1	0.10
Less than –2.5% and Greater than –3.0%	1	0.10

	1,049	100.00%

SUPPLEMENTAL INFORMATION	83

Supplemental Information  (unaudited) (continued)

iShares Edge MSCI Multifactor USA ETF

Period Covered: April 30, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	686	65.39%
At NAV	114	10.87
Less than 0.0% and Greater than –0.5%	249	23.74

	1,049	100.00%

iShares Edge MSCI Multifactor USA Mid-Cap ETF

Period Covered: June 06, 2019 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Less than 0.0% and Greater than –0.5%	17	100.00%

	17	100.00%

iShares Edge MSCI Multifactor USA Small-Cap ETF

Period Covered: April 30, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.10%
Greater than 1.5% and Less than 2.0%	1	0.10
Greater than 1.0% and Less than 1.5%	1	0.10
Greater than 0.5% and Less than 1.0%	16	1.53
Greater than 0.0% and Less than 0.5%	765	72.92
At NAV	49	4.67
Less than 0.0% and Greater than –0.5%	216	20.58

	1,049	100.00%

84	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 360 funds as of July 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park, Martin Small and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park, Mr. Small and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	85

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (54)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

(a) Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

86	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

GENERAL INFORMATION	87

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

88	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-714-0719

Item 2.      Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.      Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.      Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the fifty-two series of the registrant for which the fiscal year-end is July 31, 2019 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $730,150 for the fiscal year ended July 31, 2018 and $733,350 for the fiscal year ended July 31, 2019.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended July 31, 2018 and July 31, 2019 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $196,612 for the fiscal year ended July 31, 2018 and $196,612 for the fiscal year ended July 31, 2019. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended July 31, 2018 and July 31, 2019 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended July 31, 2019 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $196,612 for the fiscal year ended July 31, 2018 and $196,612 for the fiscal year ended July 31, 2019.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.      Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b)   Not applicable.

Item 6.      Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.    Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.    Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.    Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: September 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: September 30, 2019

By: /s/ Neal Andrews
Neal Andrews, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: September 30, 2019